UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07257

SEI Institutional Investments Trust

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

CT Corporation

155 Federal Street

Boston, MA 02110

Registrant’s telephone number, including area code: 1-800-342-5734

Date of fiscal year end: May 31, 2016

Date of reporting period: May 31, 2016

Item 1.	Reports to Stockholders.

May 31, 2016

ANNUAL REPORT

SEI Institutional Investments Trust

➤ Large Cap Fund

➤ Large Cap Diversified Alpha Fund

➤ Large Cap Disciplined Equity Fund

➤ Large Cap Index Fund

➤ S&P 500 Index Fund

➤ Extended Market Index Fund

➤ Small Cap Fund

➤ Small Cap II Fund

➤ Small/Mid Cap Equity Fund

➤ U.S. Managed Volatility Fund

➤ Global Managed Volatility Fund

➤ World Equity Ex-US Fund

➤ Screened World Equity Ex-US Fund

➤ Emerging Markets Equity Fund

➤ Opportunistic Income Fund

➤ Core Fixed Income Fund

➤ High Yield Bond Fund

➤ Long Duration Fund

➤ Long Duration Credit Fund

➤ Ultra Short Duration Bond Fund

➤ Emerging Markets Debt Fund

➤ Real Return Fund

➤ Limited Duration Bond Fund

➤ Intermediate Duration Credit Fund

➤ Dynamic Asset Allocation Fund

➤ Multi-Asset Real Return Fund

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission’s website at http://www.sec.gov.

LETTER TO SHAREHOLDERS

May 31, 2016 (Unaudited)

To Our Shareholders:

The Funds’ fiscal year — June 1, 2015 through May 31, 2016 — was notable for several key themes: energy-sector volatility spread to other areas of the market amid continued oil-price weakness, followed by a partial recovery; major central-bank policies diverged, with the Federal Reserve (Fed) commencing rate increases while the European Central Bank (ECB), Bank of Japan (BOJ) and People’s Bank of China (PBOC) deepened their commitments to monetary accommodation; and, as a result of the diverging policies, major developed-market sovereign bond yields continued to fall, with some edging into negative-rate territory.

Geopolitical Events

Severe unrest continued in certain areas of the Middle East, driven by the sometimes-opposing and sometimes-overlapping interests of Islamic State, the Syrian regime, Syrian nationalists, Kurdish forces and the Iraqi military. Regional superpowers Iran, Saudi Arabia and Turkey also applied varying degrees of indirect influence. Broader involvement escalated, with Russia’s airpower commitment in early fall and a redoubled coalition of Western powers targeting Islamic State after a series of attacks by religious extremists across the globe. A U.S.-Russia-brokered ceasefire between the Syrian regime and nationalist rebels (excluding Islamic State and other terrorist groups) came into effect during late February, maintaining a questionable hold through the end of the reporting period. Iraqi forces, supported by U.S. air and ground resources, began to make notable progress in reversing Islamic State gains as the end of the reporting period approached. While the conflict that originated in Syria and Iraq appears to have influenced destabilizing events elsewhere in the Middle East and Northern Africa, and taken a terrible human toll, it has not had a significant impact on global markets or the economy at this point.

It will be interesting, however, to see the ultimate effects of the resulting Syrian migrant crisis on the European Union (EU). Immigration served as one of the key points of contention leading up to Great Britain’s EU referendum (Brexit) in June 2016, after the end of the reporting period. Immigration-driven ballot-box uncertainty also took center stage in the U.S. presidential election, where the leading primary candidates of the two major political parties were essentially positioned to clinch their nominations at the end of the reporting period.

Despite the considerable aforementioned instability in the Middle East, the price of oil remained mostly insulated from regional developments. Oil-price weakness, which persisted for the first two-thirds of the reporting period, remained primarily attributable to oversupply: members of the Organization of Petroleum Exporting Countries failed to agree on production cuts; U.S. Congress approved the restoration of oil exports in mid-December; and Iran’s multilateral agreement on the scope of its nuclear program paved the way for its post-sanction return as a major low-cost oil supplier. The International Energy Agency, however, projected a return to supply-demand balance in 2017.

Energy-export-dependent Venezuela succumbed to the economically depressive effects of low oil prices during the Fund’s fiscal year. Food shortages and a breakdown of the rule of law appeared to worsen as the reporting period concluded, despite a partial rebound in the price of oil. Brazil’s prospects also paled during the reporting period, as a corruption investigation centering on its lead state-run oil company enveloped a cross-section of political leaders — culminating in the impeachment of President Dilma Rousseff.

Economic Performance

U.S. economic growth in the second quarter of 2015 bordered on impressive, due in large part to strong consumer activity. The pace of growth essentially halved during the third quarter, on modest inventory restocking amid slow sales and lackluster export activity. Fourth-quarter growth decelerated further, as industrial production and manufacturing came under pressure from the effects of U.S. dollar strength. Growth during the first quarter of 2016 slowed more still; although business activity improved toward the end of the quarter and early in the second quarter. Retail sales and consumer spending surged in April 2016, foreshadowing a potential second-quarter rebound in economic growth. The labor market improved consistently for most of the Fund’s fiscal year, with the unemployment rate declining from 5.3% in June 2015 to 4.7% in May 2016. Participation in the labor force bottomed at a 38-year low in September before rising in March to its highest level in two years — only to decline again, ending the reporting period exactly where it started. Average hourly earnings and real personal incomes gained with relative steadiness, bouncing around a rough mean of about 0.2% per month over the reporting period. The Fed raised its target interest rate in mid-December for the first time since 2006, leaving behind a near-zero rate that had been in place since late 2008.

SEI Institutional Investments Trust / Annual Report / May 31, 2016	1

LETTER TO SHAREHOLDERS (Continued)

May 31, 2016 (Unaudited)

Europe maintained steady, if modest, economic expansion during the second, third and fourth quarters of 2015, with a slight downtick in the growth rate during the first quarter of 2016. The ECB’s expansion of its asset-purchase program and introduction of a negative deposit rate in early 2015 (prior to the start of the Funds’ fiscal year) was followed during the reporting period by a deeper foray into negative-rate territory and additional asset-purchase commitments. The eurozone contended with negotiations at the beginning of the reporting period regarding the restructuring of Greek public-debt obligations, which pitted Greece’s ruling Syriza Party against other euro-member states, the ECB and the International Monetary Fund. A new round of discussions on Greek debt relief occurred toward the end of the reporting period, but with less conflict among parties. Near the end of the fiscal year, U.K. economic data increasingly depicted moderating conditions or outright slowdown amid growing uncertainty resulting from Brexit.

In the Asia-Pacific region, Japan’s economy faced a small contraction during the second quarter of 2015. A revision to third-quarter gross domestic product (GDP) toggled conditions from what was initially viewed as a recession (two straight quarters of negative growth) to modest growth; although the fourth quarter marked a return to contraction. The first quarter of 2016 was greeted with a return to expansion. The yen remained in a relatively narrow range compared to the U.S. dollar during most of the reporting period, then strengthened substantially starting at the end of 2015 despite the Bank of Japan’s expanded asset-purchase program and adoption of a negative benchmark interest rate. China, meanwhile, experienced steadily declining growth, albeit from levels considerably higher than most other economies. The PBOC loosened its monetary policy stance, reducing benchmark interest rates and bank-reserve requirements at multiple points during the reporting period. The government’s decision to peg its currency (the renminbi ) to a basket of currencies instead of just the U.S. dollar, along with the decline of the renminbi against the U.S. dollar during the third quarter of 2015, had significant global repercussions — especially given the implications for a potential rebalancing of global trade and uncertainty about potential future actions.

Market Developments

Risk assets came under pressure at the start of the Fund’s fiscal year, as China’s mainland stock exchanges gave back a significant portion of their recent gains — with more severe declines in late summer, when China moderately devalued its currency. As 2015 came to a close, the questionable health of U.S. energy companies (which was caused by a persistent, multi-year oil-price decline) raised concerns among high-yield bond investors. This resulted in a sharp selloff that likely discouraged investors’ risk appetite and kept a lid on performance at year end and into the new year. The beginning of 2016 was marked by a global flight to quality, benefitting safe-haven assets at the expense of risk assets. A trend reversal took place in mid-February, with risk assets rallying into April, followed by mixed performance through the end of the reporting period. The price of oil advanced sharply from mid-February through the end of the reporting period.

First-quarter 2016 earnings declined for companies in the S&P 500 Index; although a majority fared better than analysts’ late-quarter average estimates. Analysts forecast another decline in earnings for second-quarter 2016, and estimates of the decline deepened through the end of the Fund’s fiscal year.

China’s decision to devalue the renminbi in late August was arguably the most significant currency surprise of the reporting period; choppy and opaque implementation, coupled with limited commitment to a market-determined exchange rate, has not engendered confidence in the ability of China’s leadership to manage market pressures effectively. The U.S. dollar ended the Funds’ fiscal year 7.6% higher against a broad trade-weighted basket of currencies, having been as much as 11.9% higher as recently as late January.

For the full reporting period, the MSCI All-Country World Index, a proxy for global equities, fell 5.42% in U.S. dollar terms. The MSCI All-Country World ex USA Index fell by 11.39%, more than double the decline of its U.S.-inclusive counterpart. Emerging-market equity returns were more deeply negative in U.S. dollar terms, with the MSCI Emerging Markets Index falling by 17.63%.

U.S. equity returns were saved by dividends, as the S&P 500 Index returned 1.72% when including dividends but was marginally negative on a price-return basis. U.S. large caps (represented by the Russell 1000 Index) continued to outpace small caps (represented by the Russell 2000 Index), returning 0.78% and -5.97%, respectively. The persistence of U.S. large-cap outperformance relative to other equities has been remarkable — both within the U.S. and internationally — with returns topping not just small caps, but also emerging markets, Europe, Japan and the global stock market when annualized over one, three, five and ten years through the end of the reporting period.

2	SEI Institutional Investments Trust / Annual Report / May 31, 2016

The extended stretch of U.S. large-cap outperformance has coincided with a challenging environment for active U.S. large-cap strategies; conversely, active managers have fared much better in benchmark-relative terms within international and emerging-market equity strategies.

Defensive and less-cyclically sensitive equity sectors (which typically exhibit lower volatility in challenging market environments compared to cyclically sensitive sectors) fared relatively well: consumer staples, utilities and telecommunications were the top-performing sectors in the U.S. and globally. Energy lagged considerably, while materials, financials and healthcare also fared poorly. Accordingly, low- and managed-volatility investment strategies were notable outperformers over the full reporting period.

Global fixed income, as measured by the Barclays Global Aggregate Index, advanced 5.32% in U.S. dollar terms during the Fund’s fiscal year. Interest rates generally declined during the reporting period, with short-term rates depressed globally and intermediate-term rates depressed in Europe and Japan, as major central banks outside of the U.S. guided benchmark rates downward (into negative territory in some cases) and expanded their asset-purchase programs. U.S. Treasury rates fell across most maturities, with only the yields on Treasurys with maturities shorter than three years increasing during the full reporting period.

U.S. Treasurys generally performed well, as the yield curve flattened (bond yields move inversely to prices). Mortgage-backed and asset-backed securities also delivered positive returns during the reporting period. U.S. investment-grade corporate debt advanced, while the high-yield market declined. The BofA Merrill Lynch US High Yield Constrained Index fell by 0.88%, although a sharp advance beginning in mid-February helped minimize its double-digit decline during the reporting period.

Emerging-market debt delivered mixed performance. Local-currency bonds were largely a casualty of U.S. dollar strength: the J.P. Morgan GBI Emerging Markets Global Diversified Index, which tracks local-currency-denominated emerging-market bonds, fell by 4.86% in U.S. dollar terms during the reporting period despite an impressive late-period rally. The J.P. Morgan EMBI Global Diversified Index, which tracks emerging-market debt denominated in external currencies (such as the U.S. dollar), advanced by 4.55%.

A combination of subdued inflation and U.S. dollar strength began to ease in the latter part of the reporting period, reducing headwinds to the performance of inflation-sensitive assets such as Treasury inflation-protected securities and commodities. The latter declined by 16.5% over the Funds’ fiscal year, according to the RJ/CRB Commodities Total Return Index, but dropped by 30.5% as recently as mid-February before staging a steep partial recovery.

Our View

One of our bedrock macroeconomic assumptions has been that the world economy will avoid a generalized recession, and continue muddling through. We believe a synchronized global recession that drags most countries into negative GDP territory remains a low-probability event; if our forecast holds, the rally in risk assets should be able to build on itself.

Another bedrock assumption of ours has been the conviction that central-bank monetary policy will remain highly expansionary on a global basis. Even in the U.S., where economic growth and inflation appear more entrenched than in most other countries, it is unlikely that interest rates will be pushed aggressively higher.

A more interesting question is whether central-bank policies have reached the end of their effectiveness. This issue has come to the forefront in recent months, as the markets reacted negatively to the radical policy prescriptions implemented by the BOJ and the ECB. In both Europe and Japan, government-bond yields now are negative out to 7 and 10 years, respectively. Corporate bond yields also began edging into negative-yield territory after the ECB announced its intention to serve as a buyer in that market starting in June 2016.

Meanwhile, the yen and the euro gained against the U.S. dollar on a year-over-year basis. This resilience runs counter to our expectation that a widening interest-rate differential between the U.S. and those two countries would keep the dollar strong. If U.S. dollar weakness continues, it might have far-reaching consequences for global assets. It could, for example, be positive for commodities as well as emerging-market debt and equity.

SEI Institutional Investments Trust / Annual Report / May 31, 2016	3

LETTER TO SHAREHOLDERS (Concluded)

May 31, 2016 (Unaudited)

It’s hard to make a fundamental case for the recent upturn in the fortunes of emerging-market equities. Earnings-per share for the constituents of the MSCI Emerging Markets Index have collapsed over the last two years (in U.S. dollar terms), a performance that correlates closely with the bear market in commodity prices. We need to see stronger global economic growth, improved trade flows and additional supply discipline from commodity producers.

At this point, we see better prospects for a durable earnings revival in the U.S. than elsewhere. The stalling of the dollar’s appreciation against other currencies in the past year suggests that U.S.-based multinational corporations and import-sensitive industries should see some relief from negative currency translations and declining import prices.

Given the economic and political uncertainties, markets will likely remain difficult to navigate. We lean in a bullish direction, mainly because we are confident that the world economy will exhibit modest growth and that central banks around the world will do whatever is necessary to coax their economies to grow and push inflation higher. Defensive equity sectors still look expensive, as do government fixed-income securities. We like U.S. risk assets because the fundamentals seem better than most; although political dysfunction is becoming an increasing worry. Meanwhile, the sharp recovery in emerging-market debt and equity and high-yield securities underscores the fact that beaten-down areas can come roaring back with little advance warning. Under these circumstances, as trends shift back and forth in almost random fashion, diversification seems a better strategy than maintaining concentrated positions.

On behalf of SEI Investments, I want to thank you for your confidence in the Funds. We are working every day to maintain that confidence, and look forward to serving your investment needs in the future.

Sincerely,

William Lawrence, CFA

Managing Director, Portfolio Management Team

4	SEI Institutional Investments Trust / Annual Report / May 31, 2016

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2016 (Unaudited)

Large Cap Fund

I. Objective

The Large Cap Fund (the “Fund”) seeks to provide long-term growth of capital and income.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisers as of May 31, 2016: AJO, LP; AQR Capital Management, LLC; Brown Advisory LLC; Jackson Square Partners, LLC; LSV Asset Management; and Waddell & Reed Investment Management Company. There were no sub-adviser changes during the year.

III. Return vs. Benchmark

For the fiscal year ending May 31, 2016, the Fund underperformed the Russell 1000® Index (“Index”), returning -2.41% versus an Index return of 0.78%.

IV. Fund Attribution

As noted in the shareholder letter, the period was marked by volatility, principally within the energy sector and emerging markets, as crude-oil prices dropped on excess production, concerns over domestic growth and expectations regarding the degree to which the U.S. could absorb a rate increase while the rest of the developed world continued to pursue monetary easing.

Six out of ten sectors in the Russell 1000® Index posted positive returns. Utilities was the strongest sector, returning 14.73% over the 12 months ending May 31, 2016, followed by telecommunications with a 10.61% return and Consumer Staples with a 9.87% return. Energy was the most deeply negative sector; it declined 12.28% as oil prices fell 18.6% during the period. Healthcare declined 4.43%, and materials dropped by 4.42%.

The Fund’s performance relative to the benchmark was driven largely by poor stock selection, especially in the healthcare and consumer discretionary sectors. The only sector in which the Fund outperformed the benchmark was information technology. An overweight to healthcare and underweight to utilities both detracted from performance as well, although the impact was minor.

Brown Advisory LLC, our aggressive growth manager, turned in the only positive performance during this period. Value managers (including LSV Asset Management and AJO, LP) were disadvantaged during the Fund’s fiscal year due to stock selection within the energy sector, which has gotten cheaper following the sharp drop in oil prices in the last 12 months. AJO, LP suffered most, followed by Jackson Square Partners, LLC, AQR Capital Management, LLC and Waddell & Reed Investment Management Company.

AVERAGE ANNUAL TOTAL RETURN(1)

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Large Cap Fund, Class A	-2.41%	9.84%	10.85%	7.06%	7.64%
Russell 1000® Index	0.78%	10.89%	11.44%	7.50%	8.06%

Comparison of Change in the Value of a $100,000 Investment in the Large Cap Fund, Class A, versus the Russell 1000® Index

[1]

For the year ended May 31, 2016. Past performance is not an indication of future performance. Class A shares were offered beginning 6/14/96. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2016	5

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2016 (Unaudited)

Large Cap Diversified Alpha Fund

I. Objective

The Large Cap Diversified Alpha Fund (the “Fund”) seeks long-term growth of capital and income.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisers as of May 31, 2016: AQR Capital Management, LLC; Brandywine Global Investment Management, LLC; Coho Partners, Ltd.; Jackson Square Partners, LLC; and Parametric Portfolio Associates LLC. During the year, AQR Capital Management, LLC and Coho Partners, Ltd. were added while AJO, LP was removed.

III. Return vs. Benchmark

For the fiscal year ending May 31, 2016, the Fund underperformed the Russell 1000® Index (“Index”), returning -3.89% versus an Index return of 0.78%.

IV. Fund Attribution

As noted in the shareholder letter, the period was marked by volatility, principally within the energy sector and emerging markets, as crude-oil prices dropped on excess production, concerns over domestic growth and expectations regarding the degree to which the U.S. could absorb a rate increase while the rest of the developed world continued to pursue monetary easing.

Six out of ten sectors in the Russell® 1000 Index posted positive returns. Utilities was the strongest sector, returning 14.73% over the 12 months ending May 31, 2016, followed by telecommunications with a 10.61% return and Consumer Staples with a 9.87% return. Energy was the most deeply negative sector; it declined 12.28% as oil prices fell 18.6% during the period. Healthcare declined 4.43%, and materials dropped by 4.42%.

Benchmark-relative performance was driven heavily by stock selection during the period, while sector allocation effects generally served as a modest influence. An overweight to healthcare names across both our value and growth managers detracted most from a sector-allocation perspective. Energy was another notable detractor, due primarily to exposure via Brandywine, our value specialist. From a factor point of view, the Fund’s reliance on value, especially early within 2016, was detrimental. Momentum was a generally neutral driver for the year, while stability or safety stocks detracted in

2015 but swung to a modest positive contribution for the full period, as our under-allocation to stability was rewarded.

Brandywine Global Investment Management, LLC was disadvantaged during the period due to its value-oriented and deeper cyclical positioning. Its tendency for negative momentum delivered poor performance within 2015, but turned neutral early in 2016. For Brandywine Global Investment Management, LLC, sector allocation was worst within utilities; its deeper-value positioning left it under-allocated to the defensive sector, which performed well during the period. From a stock selection standpoint, performance was worst within diversified financials and pharmaceutical names.

AVERAGE ANNUAL TOTAL RETURN(1)

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Large Cap Diversified Alpha Fund, Class A	-3.89%	9.76%	10.63%	6.03%	5.83%
Russell 1000® Index	0.78%	10.89%	11.44%	7.50%	8.06%

Comparison of Change in the Value of a $100,000 Investment in the Large Cap Diversified Alpha Fund, Class A, versus the Russell 1000® Index

[1]

For the year ended May 31, 2016. Past performance is not an indication of future performance. Class A shares were offered beginning 2/28/06. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and reimbursements, performance would have been lower.

6	SEI Institutional Investments Trust / Annual Report / May 31, 2016

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2016 (Unaudited)

Large Cap Disciplined Equity Fund

I. Objective

The Large Cap Disciplined Equity Fund (the “Fund”) seeks capital appreciation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisers as of May 31, 2016: Analytic Investors, LLC; INTECH Investment Management LLC; Lazard Asset Management LLC; OppenheimerFunds, Inc.; and Quantitative Management Associates LLC. There were no sub-adviser changes during the period.

III. Return vs. Benchmark

For the fiscal year ending May 31, 2016, the Fund underperformed the S&P 500 Index (“Index”), returning 1.34% versus and Index return of 1.72%.

IV. Fund Attribution

As noted in the shareholder letter, the period was marked by volatility, principally within the energy sector and emerging markets, as crude-oil prices dropped on excess production, concerns over domestic growth and expectations regarding the degree to which the U.S. could absorb a rate increase while the rest of the developed world continued to pursue monetary easing.

Six out of ten sectors in the S&P 500 Index posted positive returns. Utilities was the strongest sector, returning 14.62% over the 12 months ending May 31, 2016, followed by telecommunications with an 11.8% return and consumer staples with a 10.78% return. Energy was the most deeply negative sector; it declined 10.13% as oil prices declined 18.6% during the period. Materials declined 5.02%, and healthcare fell by 3.29%.

Performance was driven heavily by stock selection during the period, while sector allocation effects were generally not a factor. The Fund benefited by its long momentum early in the period, which it then moderated during the first quarter of 2016, as momentum became expensive. However, a preference for higher-value names during the first quarter of 2016 detracted, as metrics such as cash-flow yield and forward earnings-to-price were punished.

OppenheimerFunds, Inc., one of our fundamental managers, was the best performer during the period, driven by strong stock selection across energy, materials and biotechnology names. Lazard Asset Management LLC, our multi-sleeve fundamental manager, was disadvantaged by its stock selection focus within the consumer discretionary areas of retailing and media.

AVERAGE ANNUAL TOTAL RETURN(1)

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Large Cap Disciplined Equity Fund, Class A	1.34%	11.07%	11.68%	6.26%	7.46%
S&P 500 Index	1.72%	11.06%	11.67%	7.41%	8.15%

Comparison of Change in the Value of a $100,000 Investment in the Large Cap Disciplined Equity Fund, Class A, versus the S&P 500 Index

[1]

For the year ended May 31, 2016. Past performance is not an indication of future performance. Class A shares were offered beginning 8/28/03. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2016	7

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2016 (Unaudited)

Large Cap Index Fund

I. Objective

The Large Cap Index Fund (the “Fund”) seeks investment results that correspond to the aggregate price and dividend performance of the securities in the Russell 1000® Index.

II. Multi-Manager Approach Statement

The Fund uses a sub-adviser to manage the Fund under the supervision of SEI Investments Management Corporation (SIMC). The sole sub-adviser as of May 31, 2016 was SSGA Funds Management, Inc. There were no sub-adviser changes during the period.

III. Return vs. Benchmark

For the fiscal year ending May 31, 2016, the Fund underperformed the Russell 1000® Index (“Index”), returning 0.76% versus an Index return of 0.78%.

IV. Fund Attribution

As noted in the shareholder letter, the period was marked by volatility, principally within the energy sector and emerging markets, as crude-oil prices dropped on excess production, concerns over domestic growth and expectations regarding the degree to which the U.S. could absorb a rate increase while the rest of the developed world continued to pursue monetary easing.

Six out of ten sectors in the Russell 1000® Index posted positive returns. Utilities was the strongest sector, returning 14.73% over the 12 months ending May 31, 2016, followed by telecommunications with a 10.61% return and consumer staples with a 9.87% return. Energy was the most deeply negative sector; it declined 12.28% as oil prices fell 18.6% during the period. Healthcare declined 4.43%, and materials dropped by 4.42%.

Derivatives were used for the purposes of equitizing cash flows and hedging back to the Fund’s passive mandate. There was a negligible impact on performance.

AVERAGE ANNUAL TOTAL RETURN(1)

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Large Cap Index Fund, Class A	0.76%	10.87%	11.41%	7.47%	6.71%
Russell 1000® Index	0.78%	10.89%	11.44%	7.50%	8.06%

Comparison of Change in the Value of a $100,000 Investment in the Large Cap Index Fund, Class A, versus the Russell 1000® Index

[1]

For the year ended May 31, 2016. Past performance is not an indication of future performance. Class A shares were offered beginning 4/1/02. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and reimbursements, performance would have been lower.

8	SEI Institutional Investments Trust / Annual Report / May 31, 2016

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2016 (Unaudited)

S&P 500 Index Fund

I. Objective

The S&P 500 Index Fund (the “Fund”) seeks investment results that correspond to the aggregate price and dividend performance of the securities in the S&P 500 Index.

II. Multi-Manager Approach Statement

The Fund uses a sub-adviser to manage the Fund under the supervision of SEI Investments Management Corporation (SIMC). The sole sub-adviser as of May 31, 2016 was SSGA Funds Management, Inc. There were no sub-adviser changes during the period.

III. Return vs. Benchmark

For the fiscal year ending May 31, 2016, the Fund underperformed the S&P 500 Index (“Index”), returning 1.66% versus an Index return of 1.72%.

IV. Fund Attribution

As noted in the shareholder letter, the period was marked by volatility, principally within the energy sector and emerging markets, as crude-oil prices dropped on excess production, concerns over domestic growth and expectations regarding the degree to which the U.S. could absorb a rate increase while the rest of the developed world continued to pursue monetary easing.

Six out of ten sectors in the S&P 500 Index posted positive returns. Utilities was the strongest sector, returning 14.62% over the 12 months ending May 31, 2016, followed by telecommunications with an 11.8% return and consumer staples with a 10.78% return. Energy was the most deeply negative sector; it declined 10.13% as oil prices fell 18.6% during the period. Materials declined 5.02%, and healthcare dropped by 3.29%.

Derivatives were used for the purposes of equitizing cash flows and hedging back to the Fund’s passive mandate. There was a negligible impact on performance.

AVERAGE ANNUAL TOTAL RETURN(1)

	One Year Return	Annualized Inception to Date
S&P 500 Index Fund, Class A	1.66%	8.38%
S&P 500 Index	1.72%	8.43%

Comparison of Change in the Value of a $100,000 Investment in the S&P 500 Index Fund, Class A, versus the S&P 500 Index

[1]

For the year ended May 31, 2016. Past performance is not an indication of future performance. Class A shares were offered beginning 12/18/13. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2016	9

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2016 (Unaudited)

Extended Market Index Fund

I. Objective

The Extended Market Index Fund (the “Fund”) seeks investment results that approximate, as closely as practicable and before expenses, the performance of the Russell Small Cap Completeness Index.

II. Multi-Manager Approach Statement

The Fund uses a sub-adviser to manage the Fund under the supervision of SEI Investments Management Corporation (SIMC). The sole sub-adviser as of May 31, 2016 was SSgA Funds Management, Inc. There were no sub-adviser changes during the period.

III. Return vs. Benchmark

For the fiscal year ending May 31, 2016, the Fund underperformed the Russell 3000 Index (the “Index”), returning -5.66%, versus the Index return of 0.22%.

IV. Fund Attribution

As noted in the shareholder letter, the period was marked by volatility, principally within the energy sector and emerging markets, as crude-oil prices dropped on excess production, concerns over domestic growth and expectations regarding the degree to which the U.S. could absorb a rate increase while the rest of the developed world continued to pursue monetary easing.

Only three out of ten sectors in the Russell Small Cap Completeness Index posted positive returns. Utilities was the strongest sector, returning 14.5% over the 12 months ending May 31, 2016, followed by financials with a 4.04% return and telecommunications with a 0.43% return. Energy was the most deeply negative sector; it declined 34.93% as oil prices fell 18.6% during the period. Healthcare declined 16.3% due to pressure on pricing concerns and high-flying biotech valuations, consumer discretionary fell by 9.86% and information technology slid 7.37%.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized Three Year Return	Annualized Inception to Date
Extended Market Index Fund, Class A	-5.66%	8.28%	10.15%
Russell 3000 Index	0.22%	10.57%	12.36%
Russell Small Cap Completeness Index	-5.76%	8.24%	10.13%

Comparison of Change in the Value of a $100,000 Investment in the Extended Market Index Fund, Class A, versus the Russell 3000 Index and the Russell Small Cap Completeness Index

[1]

For the year ended May 31, 2016. Past performance is no indication of future performance. Class A shares were offered beginning 2/28/13. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

10	SEI Institutional Investments Trust / Annual Report / May 31, 2016

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2016 (Unaudited)

Small Cap Fund

I. Objective

The Small Cap Fund (the “Fund”) seeks capital appreciation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisers as of May 31, 2016: AQR Capital Management, LLC; EAM Investors LLC; Falcon Point Capital, LLC; J.P. Morgan Investment Management Inc.; LSV Asset Management; Robeco Investment Management, Inc.; and William Blair & Company L.L.C. During the year, Falcon Point Capital, LLC was added, while Security Capital Research and Management Incorporated and Montibus Capital Management LLC were removed.

III. Return vs. Benchmark

For the fiscal year ending May 31, 2016, the Fund outperformed the Russell 2000® Index (“Index”) returning -4.99% versus and Index return of -5.97%.

IV. Fund Attribution

As noted in the shareholder letter, the period was marked by volatility, principally within the energy sector and emerging markets, as crude-oil prices dropped on excess production, concerns over domestic growth and expectations regarding the degree to which the U.S. could absorb a rate increase while the rest of the developed world continued to pursue monetary easing.

For the period, energy was the worst-performing sector, declining by 42%, followed by healthcare with a 17% drop on valuation concerns. The defensive sectors led, with utilities, telecommunications and consumer staples returning 12.6%, 10.4% and 6.3%, respectively.

Overall, allocation contributed to the Fund’s benchmark-relative performance. An underweight to healthcare and overweight to financials were the main drivers, although an overweight to energy detracted. Security selection was positive and mainly driven by financials, energy and utilities, while it detracted within healthcare.

Value significantly outperformed growth (by more than 6% as measured by the Russell 2000 Value and Russell 2000 Growth Indexes) and provided a strong tailwind for our value-oriented sub-advisers. William Blair and LSV benefited from value’s favorability and contributed strong stock selection, mainly in financials. Conversely, our growth-oriented sub-advisers were challenged by a growth headwind. EAM, which pursues a momentum-based strategy, and J.P. Morgan, a traditional growth and momentum manager, were the worst performing managers.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Small Cap Fund, Class A	-4.99%	7.01%	7.40%	5.36%	7.80%
Russell 2000® Index	-5.97%	6.93%	7.86%	6.27%	7.50%

Comparison of Change in the Value of a $100,000 Investment in the Small Cap Fund, Class A, versus the Russell 2000® Index

[1]

For the year ended May 31, 2016. Past performance is not an indication of future performance. Class A shares were offered beginning 6/14/96. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2016	11

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2016 (Unaudited)

Small Cap II Fund

I. Objective

The Small Cap II Fund (the “Fund”) seeks capital appreciation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisers as of May 31, 2016: Alliance Bernstein L.P.; AQR Capital Management, LLC; EAM Investors, LLC; Falcon Point Capital, LLC; LMCG Investments, LLC; Mesirow Financial Investment Management, Inc. (formerly Fiduciary Management Associates, LLC); and Snow Capital Management L.P. Falcon Point Capital, LLC was added, while Montibus Capital Management LLC was removed.

III. Return vs. Benchmark

For the fiscal year ending May 31, 2016, the Fund underperformed the Russell 2000® Index (“Index”), returning -6.07% versus an index return of -5.97%.

IV. Fund Attribution

As noted in the shareholder letter, the period was marked by volatility, principally within the energy sector and emerging markets, as crude-oil prices dropped on excess production, concerns over domestic growth and expectations regarding the degree to which the U.S. could absorb a rate increase while the rest of the developed world continued to pursue monetary easing.

For the period, energy was the worst performing sector, declining by 42%, followed by healthcare with a 17% drop on valuation concerns. The defensive sectors led, with utilities, telecommunications and consumer staples returning 12.6%, 10.4% and 6.3%, respectively.

Allocation detracted meaningfully, particularly underweights to financials and utilities, and more than offset the contribution from an underweight to materials. Security selection was strong across the board and was positive in eight out of ten sectors. Consumer discretionary and financials helped most, while industrials was the only meaningfully negative sector.

Value significantly outperformed growth (by more than 6% as measured by the Russell 2000 Value and Russell 2000 Growth Indexes) and provided a strong tailwind for our value-oriented sub-advisers. LMCG and Mesirow (formerly Fiduciary Management Associates, LLC) led performance among our value-oriented sub-advisers. Conversely, our growth-oriented sub-advisers were challenged by a growth headwind. Momentum-oriented EAM and traditional-growth manager AllianceBernstein struggled.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized Inception to Date
Small Cap II Fund, Class A	-6.07%	7.46%	10.90%
Russell 2000® Index	-5.97%	6.93%	11.32%

Comparison of Change in the Value of a $100,000 Investment in the Small Cap II Fund, Class A, versus the Russell 2000® Index

[1]

For the year ended May 31, 2016. Past performance is not an indication of future performance. Class A shares were offered beginning 4/10/12. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

12	SEI Institutional Investments Trust / Annual Report / May 31, 2016

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2016 (Unaudited)

Small/Mid Cap Equity Fund

I. Objective

The Small/Mid Cap Equity Fund (the “Fund”) seeks long-term capital appreciation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisers as of May 31, 2016: AllianceBernstein L.P.; AQR Capital Management, LLC; Arrowpoint Asset Management, LLC; Axiom International Investors, LLC; CastleArk Management LLC.; Integrity Asset Management, LLC; LMCG Investments, LLC; LSV Asset Management; and Robeco Investment Management, Inc. During the year, AQR Capital Management, LLC and Axiom International Investors, LLC were added, while Montibus Capital Management LLC and Security Capital Research and Management Incorporated were removed.

III. Return vs. Benchmark

For the fiscal year ending May 31, 2016, the Fund underperformed the Russell 2500® Index (the “Index”), returning -5.33% versus the Index return of -4.30%.

IV. Fund Attribution

As noted in the shareholder letter, the period was marked by volatility, principally within the energy sector and emerging markets, as crude-oil prices dropped on excess production, concerns over domestic growth and expectations regarding the degree to which the U.S. could absorb a rate increase while the rest of the developed world continued to pursue monetary easing.

For the period, energy was the worst-performing sector, declining by 35%, followed by healthcare with a 16% drop on valuation concerns. The defensive sectors led with utilities and telecommunications returning 19% and 6%, respectively.

Allocation detracted most given the Fund’s underweights to utilities and financials, two of the top three best-performing sectors. An overweight to energy also hurt, while an overweight to industrials helped. Security selection was a mild detractor. Financials, industrials and healthcare weighed on relative returns, while technology, energy and staples contributed.

Value significantly outperformed growth (by more than 6% as measured by the Russell 2000 Value and Russell

2000 Growth Indexes) and provided a strong tailwind for our value-oriented sub-advisers. LMCG Investments LLC and LSV Asset Management led among our value-oriented sub-advisers; Arrowpoint Asset Management, LLC, a stability-growth manager, also performed well. All three benefited from owning companies that had somewhat defensive characteristics, such as recurring revenue and stable business models. Growth-oriented sub-advisers Axiom International Investors, LLC and AllianceBernstein L.P. were the weakest performers. Axiom International Investors, LLC was challenged by exposure to momentum, while AllianceBernstein L.P. was set back by stock selection, mainly in healthcare.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Small/Mid Cap Equity Fund, Class A	-5.33%	8.12%	8.36%	6.29%	8.06%
Russell 2500® Index	-4.30%	8.23%	9.00%	7.33%	8.80%

Comparison of Change in the Value of a $100,000 Investment in the Small/Mid Cap Equity Fund, Class A, versus the Russell 2500 Index

[1]

For the year ended May 31, 2016. Past performance is no indication of future performance. Class A shares were offered beginning 12/15/03. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2016	13

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2016 (Unaudited)

U.S. Managed Volatility Fund

I. Objective

The U.S. Managed Volatility Fund (the “Fund”) seeks capital appreciation with less volatility than the broad U.S. equity markets.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisers as of May 31, 2016: AJO, LP; Analytic Investors, LLC; and LSV Asset Management. There were no sub-adviser changes made during the year.

III. Return vs. Benchmark

For the fiscal year ending May 31, 2016, the Fund outperformed the Russell 3000 Index (the “Index”), returning 3.71% versus an Index return of 0.22%.

IV. Fund Attribution

The Fund delivered positive returns during the recently completed fiscal year, which was characterized by a volatile and uncertain market environment amid plunging oil prices, worries over a China slowdown and a deceleration of global growth. As noted in the shareholder letter, investors largely sought safe assets, and the rally of low-beta names has been a key market theme over the period. Defensive sectors — namely, staples, utilities and telecommunications — outperformed cyclicals, as the shareholder letter addressed, while energy and materials were by far the worst-performing sectors. The Fund’s absolute performance was captured predominantly by this theme for the period.

The Fund delivered positive benchmark-relative performance over the period. Strong tilts to low-beta names (the Fund’s philosophy by construction) accounted most for this performance. These positive effects were largely achieved via the Fund’s sector positioning; namely, overweights to staples, utilities and telecommunications, but also avoidance of the highly volatile energy and materials sectors. Strong selection within small caps also helped relative performance. Value was out of favor for the year given the underperformance of the cheap energy, commodity-related and financials sectors; therefore, this particular tilt detracted from relative performance. The Fund favored small caps at the expense of large caps, which also hurt.

Analytic Investors, LLC was the best-performing sub-adviser during the fiscal year. Its outperformance was almost entirely captured by its low-beta bias; namely, via overweights to consumer staples and underweights to energy. Momentum was strong in the defensive names, which helped, as did strong selection effects within small caps. LSV Asset Management also did well in relative terms and, similar to Analytic Investors, LLC, added value mostly through overweights to defensive sectors. However, LSV Asset Management’s value lean did not allow a similar rally as Analytic Investors, LLC enjoyed. Although AJO, LP had positive effects from its low-beta leaning, selection effects within the retailing industry had a material impact, offsetting the benefits of its relative sector positioning and leading to underperformance for the year.

Any frictional cash positions in the portfolio were equitized through index futures in order to be fully invested in the market at all times. This had a negligible impact on performance.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
U.S. Managed Volatility Fund, Class A	3.71%	12.58%	12.70%	14.46%
Russell 3000 Index	0.22%	10.57%	11.15%	14.65%

Comparison of Change in the Value of a $100,000 Investment in the U.S. Managed Volatility Fund, Class A, versus the Russell 3000 Index

14	SEI Institutional Investments Trust / Annual Report / May 31, 2016

[1]

For the year ended May 31, 2016. Past performance is not an indication of future performance. Class A shares were offered beginning 12/31/08. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2016	15

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2016 (Unaudited)

World Equity Ex-US Fund

I. Objective

The objective of the World Equity Ex-US Fund (the “Fund”) is to provide capital appreciation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisers as of May 31, 2016: Acadian Asset Management LLC; Baillie Gifford Overseas Ltd; BlackRock International Ltd.; EARNEST Partners LLC; J O Hambro Capital Management Limited; McKinley Capital Management, LLC; and NFJ Investment Group LLC. During the year, BlackRock International Ltd. was added.

III. Return vs. Benchmark

For the fiscal year ended May 31, 2016, the Fund underperformed the MSCI All Country World Ex-US Net Index (the “Index”), returning -12.60% versus the Index return of -11.39%.

IV. Fund Attribution

The Fund’s fiscal year saw macro events dominating market movements around the globe, beginning with Europe’s debate over the terms of Greece’s bailout, which created increased demand for risk-off assets as investors sought shelter from the possible fallout. Volatility continued to rise as China’s stock-market bubble finally burst (an event addressed in the shareholder letter) capturing the attention of investors. Concerns for a hard landing in the slowing Chinese economy and the spillover into other markets persisted, sending commodities prices lower. Supply-and-demand dynamics for oil finally reached a favorable point after oil prices bottomed in February, as noted in the shareholder letter, and markets began to rally on continued central-bank assistance from around the globe as fears of an emerging-market slowdown led by China subsided.

Most markets ended the fiscal year in the red after dealing with macro headwinds for much of the period. Japan’s Nikkei index retreated for the year as slow economic growth prompted the Bank of Japan to send rates into negative territory in an unprecedented move. Europe and the UK ended the year on even weaker notes, with the European Central Bank pledging more support for the region while investors turned their attention to the British vote on whether to leave the eurozone in June. Globally, emerging markets in Asia,

Latin America, and Europe, the Middle East and Africa (EMEA) performed worst as all three regions were heavily affected by China’s slowing growth.

The Fund trailed the benchmark slightly, due primarily to stock selection. From a regional perspective, Europe was an area of strength, with Denmark, Germany, Spain and Switzerland all adding to relative performance via stock selection. Stock selection in Japan and Canada detracted from performance; Japanese holdings in industrials and information technology struggled, while Canadian holdings in consumer discretionary and healthcare fell short of expectations. Emerging markets also produced weakness, with Asia lagging other emerging-market regions. China, India and Taiwan detracted from relative returns, while Korea contributed.

From a sector standpoint, healthcare, information technology and consumer staples detracted most from relative performance. Selection drove underperformance in healthcare and information technology, while an underweight to consumer staples hurt the Fund’s performance. Consumer staples was the only sector with positive absolute returns during the period. On the other end of the spectrum, financials was the weakest absolute performing sector, but the greatest contributor to the Fund’s relative returns, due mostly to selection in the banking industry and an underweight to the sector.

NFJ Investment Group LLC was the poorest performing sub-adviser on poor selection in Europe and Japan. Although selection in Europe helped J O Hambro Capital Management Limited, its efforts were offset by weak selection in Asian emerging markets and in North America. EARNEST Partners LLC also detracted from performance due to poor selection in Asia and the U.K. Acadian Asset Management LLC and Baillie Gifford Overseas Ltd. contributed to relative performance during the period, with both managers benefiting from strong selection in Europe and Asia.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
World Equity Ex-US Fund, Class A	-12.60%	0.61%	0.86%	3.53%
MSCI All Country World Ex-US Net Index	-11.39%	0.19%	0.12%	4.52%

16	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Comparison of Change in the Value of a $100,000 Investment in the World Equity Ex-US Fund, Class A, versus the MSCI All Country World Ex-US Net Index

[1]

For the year ended May 31, 2016. Past performance is not an indication of future performance. Class A shares were offered beginning 3/28/05. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2016	17

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2016 (Unaudited)

Screened World Equity Ex-US Fund

I. Objective

The Screened World Equity Ex-US Fund (the “Fund”) seeks to provide capital appreciation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisers as of May 31, 2016: Acadian Asset Management LLC; Baillie Gifford Overseas Ltd; EARNEST Partners, LLC; and McKinley Capital Management, LLC. There were no sub-adviser changes during the year.

III. Return vs. Benchmark

For the fiscal year ended May 31, 2016, the Fund outperformed the MSCI All Country World Ex-US Net Index (the “Index”), returning -8.78% versus the Index return of -11.39%.

IV. Fund Attribution

The Fund’s fiscal year saw macro events dominating market movements around the globe, beginning with Europe’s debate over the terms of Greece’s bailout, which created increased demand for risk-off assets as investors sought shelter from the possible fallout. Volatility continued to rise as China’s stock-market bubble finally burst, as addressed in the shareholder letter, capturing the attention of investors. Concerns for a hard landing in the slowing Chinese economy and the spillover into other markets persisted, sending commodities prices lower. Supply-and-demand dynamics for oil finally reached a favorable point after oil prices bottomed out in February, as noted in the shareholder letter, and markets began to rally on continued central-bank assistance from around the globe and subsiding fears of an emerging-market slowdown led by China.

Most markets ended the fiscal year in the red after dealing with macro headwinds for much of the period. Japan’s Nikkei index retreated for the year as slow economic growth prompted the Bank of Japan to send rates into negative territory in an unprecedented move. Europe and the U.K. ended the year on even weaker notes: the European Central Bank pledged more support for the region while investors turned their attention to the British vote on whether to leave the European Union in June. Globally, emerging markets in Asia, Latin America and Europe, the Middle East and Africa (EMEA)

performed worst, as all three regions were heavily affected by China’s slowing growth.

Most regions contributed to benchmark-relative performance during the period. Europe was one of the top regions in terms of relative performance and also the greatest portfolio contributor by a significant margin. Stock selection in European countries, including Germany and Spain, contributed during the period. Similarly, Canada and China also helped. Japan detracted most from performance during the period.

Most sectors contributed to performance. Strong selection drove relative performance in every sector except telecommunications and utilities. Financials, the weakest sector in the benchmark on an absolute basis, made the largest relative contribution to Fund performance; the Fund was supported by an underweight to the sector. Telecommunications and utilities detracted mainly due to the Fund’s underweights to these sectors.

Three of the Fund’s four sub-advisers contributed to relative returns. Both Acadian Asset Management LLC and Baillie Gifford Overseas Ltd outperformed the benchmark across a wide variety of sectors. Performance in the financial sector (specifically in the banking industry) played a large part in Baillie Gifford Overseas Ltd’s outperformance, and helped EARNEST Partners, LLC as well, although EARNEST Partners, LLC was hurt by poor stock selection across a variety of sectors.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
Screened World Equity Ex-US Fund, Class A	-8.78%	1.26%	0.77%	-0.36%
MSCI All Country World Ex-US Net Index	-11.39%	0.19%	0.12%	0.70%

18	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Comparison of Change in the Value of a $100,000 Investment in the Screened World Ex-US Equity Fund, Class A, versus the MSCI All Country World Ex-US Net Index

[1]

For the year ended May 31, 2016. Past performance is not an indication of future performance. Class A shares were offered beginning 6/30/08. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2016	19

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2016 (Unaudited)

Emerging Markets Equity Fund

I. Objective

The Emerging Markets Equity Fund (the “Fund”) seeks to provide capital appreciation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisers as of May 31, 2016: AllianceBernstein, L.P.; Causeway Capital Management LLC; J O Hambro Capital Management Limited; Kleinwort Benson Investors International Ltd; RWC Asset Advisers (US) LLC; and WCM Investment Management. There were no sub-adviser changes made during the year.

III. Return vs. Benchmark

For the fiscal year ending May 31, 2016, the Fund outperformed the MSCI Emerging + Frontier Markets Index (the “Index”), returning -12.53% versus an Index return of -17.43%.

IV. Fund Attribution

The Fund’s fiscal year saw macro events dominating market movements around the globe, beginning with Europe’s debate over the terms of Greece’s bailout, creating increased demand for risk-off assets as investors sought shelter from the possible fallout. Volatility continued to rise as China’s stock market bubble finally burst (an event addressed in the shareholder letter), capturing the attention of investors. Concerns for a hard landing in the slowing Chinese economy and the spillover into other markets persisted, sending commodities prices lower. Supply-and-demand dynamics for oil finally reached a favorable point after oil prices bottomed in February, as noted in the shareholder letter, and markets began to rally on continued central-bank assistance from around the globe and subsiding fears of an emerging-market slowdown led by China.

Emerging markets overall ended the period with double-digit negative returns. Emerging Asia was the poorest performer, followed closely by Europe, the Middle East and Africa (EMEA), while Latin America fared marginally better.

Emerging Asia was by far the strongest contributor to relative results, followed by Latin America. The Fund also benefited from emerging-markets stocks listed on developed exchanges with businesses tied to emerging markets.

Within emerging Asia, China was a strong contributor to relative results. Stock selection helped, but the Fund also benefited from an underweight to the country. India was the opposite; stock selection within and an underweight to the country detracted. Underweights to Korea and Malaysia were also negative. In Latin America, the strongest contribution came from selection within and an overweight to Argentina, and the Fund also benefited from selection in Mexico. In EMEA, the strongest relative contribution came from Poland, through strong stock selection, although a slight overweight detracted at the margin. Exposure to oil-sensitive Saudi Arabia detracted, as did underweights to Russia and South Africa, selection in Turkey and exposure to Greek banks.

Although financials was one of the worst-performing sectors during the period, the Fund’s outperformance leaned quite heavily on it. All industries within financials enhanced relative performance, much of which came from the banking industry. All sectors were negative for the fiscal year, but materials, industrials, healthcare and the consumer sectors contributed to relative performance, with stock selection playing a significant role in each sector’s outperformance. Only energy and information technology detracted.

AllianceBernstein, L.P. contributed to relative performance through stock selection in frontier markets, mostly within the financials sector and banking industry. Causeway Capital Management LLC detracted due to stock selection in Latin America, with the poorest results in Brazil, and EMEA. J O Hambro Capital Management Limited contributed with strong selection in consumer discretionary companies, while Kleinwort Benson Investors International Ltd was essentially a non-factor for performance. RWC Asset Advisers (US) LLC and WCM Investment Management each contributed on positioning in Latin America, North America and Asia, with the latter representing by far the greatest contributions for both managers. RWC Asset Advisers (US) LLC had strong selection within financials and banking, while WCM Investment Management’s success in selection was more broad-based.

20	SEI Institutional Investments Trust / Annual Report / May 31, 2016

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized Inception to Date
Emerging Markets Equity Fund, Class A	-12.53%	-7.91%
MSCI Emerging + Frontier Markets Index	-17.43%	-11.69%

Comparison of Change in the Value of a $100,000 Investment in the Emerging Markets Equity Fund, Class A, versus the MSCI Emerging + Frontier Markets Index

[1]

For the year ended May 31, 2016. Past performance is no indication of future performance. Class A shares were offered beginning 10/31/14. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2016	21

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2016 (Unaudited)

Opportunistic Income Fund

I. Objective

The Opportunistic Income Fund (the “Fund”) seeks capital appreciation and income.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisers as of May 31, 2016: Ares Management LLC; Brookfield Investment Management Inc.; Declaration Management & Research LLC; and Wellington Management Company LLP. There were no sub-adviser changes during the period.

III. Return vs. Benchmark

For the fiscal year ending May 31, 2016, the Fund outperformed the BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index (“Index”), returning 0.93% versus an Index return of 0.38%.

IV. Fund Attribution

Fixed-income markets were mostly positive during the Fund’s fiscal year. As addressed in the shareholder letter, interest rates generally declined, with short-term rates depressed globally as major central banks outside of the U.S. guided benchmark rates downward and expanded their asset-purchase programs.

The greatest contributors to benchmark-relative performance were allocations to bank loans, asset-backed securities (ABS) and non-agency mortgage-backed securities (MBS) sectors.

Within the bank-loan sector, communications and consumer cyclicals companies drove returns.

Within the ABS sector, allocations to home-equity securitizations performed well as the housing market continued to strengthen. High-quality collateralized loan obligations (CLOs) also helped. Non-agency MBS benefited from the strengthening housing market and a strong technical backdrop. A small cash allocation slightly detracted from relative returns during the period.

All four sub-advisers contributed to the Fund’s outperformance. Ares Management LLC’s focus on bank loans was a meaningful contributor to performance. For Brookfield Investment Management Inc. and Declaration Management & Research LLC, non-agency mortgages and home-equity securitizations were meaningful contributors. Wellington Management Company LLP’s focus on consumer-related ABS sectors and high-quality CLOs also added to relative performance.

The Fund used to-be-announced (TBA) forward contracts to effectively manage duration, yield-curve and market exposures (TBA contracts confer the obligation to buy or sell future debt obligations of the three U.S. government-sponsored agencies that issue or guarantee MBS — Fannie Mae, Freddie Mac and Ginnie Mae). None of these had a meaningful impact on the Fund’s performance.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
Opportunistic Income Fund, Class A	0.93%	1.81%	2.73%	0.30%
BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index	0.38%	0.28%	0.32%	1.33%

Comparison of Change in the Value of a $100,000 Investment in the Opportunistic Income Fund, Class A, versus the BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index

[1]

For the year ended May 31, 2016. Past performance is not an indication of future performance. Class A shares were offered beginning 12/14/06. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and reimbursements, performance would have been lower.

22	SEI Institutional Investments Trust / Annual Report / May 31, 2016

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2016 (Unaudited)

Core Fixed Income Fund

I. Objective

The Core Fixed Income Fund (the “Fund”) seeks current income consistent with the preservation of capital.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisers as of May 31, 2016: Jennison Associates LLC; Metropolitan West Asset Management, LLC; Wells Capital Management, Incorporated; Western Asset Management Company; and Western Asset Management Company Limited. During the year, J.P. Morgan Investment Management Inc. was removed.

III. Return vs. Benchmark

For the fiscal year ended May 31, 2016, the Fund underperformed the Barclays U.S. Aggregate Bond Index (“Index”), returning 2.97% versus an Index return of 2.99%.

IV. Fund Attribution

U.S. Treasury yields were volatile during the fiscal year, with short-term yields rising and long-term yields declining, resulting in generally positive returns for bonds. Returns were positive for non-Treasury bonds as well as for asset-backed, commercial-mortgage securities and agency-mortgage bonds, which all outperformed comparable corporate bonds. While corporate bonds as a whole underperformed comparable Treasury bonds, the utilities and financials sub-sectors outperformed, while industrial bonds underperformed given the decline in commodity prices. Taxable municipal bonds had strong absolute returns and performed well versus comparable Treasury bonds, as increasing wages and higher housing prices led to improved tax receipts.

The yield curve flattened during the period, as noted in the shareholder letter, so the Fund’s yield-curve flattening bias with an overweight to long-term bonds and an underweight to short-term bonds enhanced relative performance. A slightly shorter-duration posture detracted as yields generally declined. A resilient consumer and improving wages two trends addressed in the shareholder letter helped support an overweight to asset-backed securities. While economic growth has been below expectations, it has remained positive, which provided a tailwind for the commercial mortgage market and the Fund’s associated overweight. A small overweight to corporate credit served as a drag on returns, but was offset by security selection, with an overweight to the outperforming financial sub-sector. An underweight to agency mortgage-backed securities held back returns as they outperformed amid investor demand for extra yield. An improving economy combined with a solid housing market enabled non-agency mortgages to outperform, and the Fund’s overweight benefitted.

Western and Jennison both generated positive relative returns as a result of their yield-curve flattening biases. MetroWest’s short-duration posture was challenged as short-term rates increased. Non-agency mortgage holdings by Western and MetroWest contributed, although the former’s underweight agency mortgages detracted. Overweights to asset-backed and commercial mortgage-backed securities by Wells were beneficial. Jennison’s selection among corporates struggled, while MetroWest’s selection within the financials sub-sector was positive.

The Fund utilized U.S Treasury futures and interest-rate swaps to assist in managing the duration and yield positioning of the Fund. Currency forward contracts were used to manage currency exposures within the Fund. The Treasury futures and interest-rate swap positions did not have a material impact on performance since they were primarily used for risk management purposes. The currency forward positions detracted slightly as they underperformed the U.S. dollar.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Core Fixed Income Fund, Class A	2.97%	3.37%	4.23%	5.80	6.13%
Barclays U.S. Aggregate Bond Index	2.99%	2.91%	3.33%	4.97	5.66%

SEI Institutional Investments Trust / Annual Report / May 31, 2016	23

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2016 (Unaudited)

Core Fixed Income Fund (Concluded)

Comparison of Change in the Value of a $100,000 Investment in the Core Fixed Income Fund, Class A, versus the Barclays U.S. Aggregate Bond Index

[1]

For the year ended May 31, 2016. Past performance is not an indication of future performance. Class A shares were offered beginning 6/14/96. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower

24	SEI Institutional Investments Trust / Annual Report / May 31, 2016

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2016 (Unaudited)

High Yield Bond Fund

I. Objective

The High Yield Bond Fund (the “Fund”) seeks total return.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisers as of May 31, 2016: Ares Management LLC; Benefit Street Partners LLC; Brigade Capital Management, LP; Delaware Investments Fund Advisers, a Series of Delaware Management Business Trust; and J.P. Morgan Investment Management Inc. SIMC also directly manages a portion of the Fund. There were no sub-advisor changes during the year.

III. Return vs. Benchmark

For the fiscal year ending May 31, 2016, the Fund underperformed the BofA Merrill Lynch U.S. High Yield Constrained Indes (the “Index”), returning -2.17% versus the Index return of

-0.88%.

IV. Fund Attribution

The U.S. high-yield market experienced extended volatility during the Fund’s fiscal year, primarily due to growing concerns about the ability of energy-sector companies to continue servicing their debts in a declining oil-price environment. As noted in the shareholder letter, conditions bottomed out in the first quarter of 2015, and high-yield bonds rallied to close the period slightly below where they began.

The Fund’s allocation to leisure (mostly via the gaming sub-sector) was the primary contributor to absolute performance. While the gaming sector is not a large index component, there is conviction that some credits are undervalued and offer strong total-return potential. The Fund’s allocation to media, primarily cable & satellite TV, also helped. Media is an asset-rich sector with strong cash-flow generation and reasonable amounts of leverage. Both leisure and media are generally less sensitive to changes in macroeconomic conditions.

The Fund’s allocation to energy, in particular exploration and production, was the primary detractor to absolute performance. The sector was down more than 15% for the period, despite rallying more than 18% in the first five months of 2016. The Fund maintains underweights to the energy sector, as well as to the metals/mining excluding steel sector (which is a subsector of basic industry).

At the Fund level, an overweight to and security selection within leisure, along with selection in healthcare and insurance, supported relative performance, but were offset by challenges to a structured-credit allocation and selection within telecommunications and retail.

Overweights to and selection within media, leisure and technology and electronics contributed to Ares Management LLCs’ relative performance, while selection in energy and underweights to and selection within basic industry and consumer goods detracted. Brigade Capital Management, LP benefited from an overweight to and selection within leisure, an underweight to and selection in energy and selection in healthcare, but these could not overcome poor selection in utilities, telecommunications and retail. Benefit Street Partners LLC’s overweight to media, along with selection in insurance and banking, enhanced relative performance, but was somewhat disadvantaged by selection in energy, financial services and telecommunications. An overweight to and selection within leisure, selection in services and an overweight to consumer goods benefitted J.P. Morgan Investment Management Inc.’s relative returns, while selection in telecommunications, retail and technology and electronics detracted. The Fund’s allocation to collateralized loan obligations (CLOs) also detracted. CLO performance is closely tied to that of the loan asset class, which saw its worst performance since the credit crisis – a result of continued deterioration in energy and commodity-related sectors.

The Fund used derivatives throughout the one-year period ending May 31, 2016 to manage duration, yield-curve positioning and spread duration in an efficient manner. Credit-related derivatives and credit-default swaps were used for this purpose, and they had a modestly positive impact on overall Fund performance.

SEI Institutional Investments Trust / Annual Report / May 31, 2016	25

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2016 (Unaudited)

High Yield Bond Fund (Concluded)

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
High Yield Bond Fund, Class A	-2.17%	2.66%	5.59%	7.31%	7.44%
BofA Merrill Lynch U.S. High Yield Constrained Index	-0.88%	2.90%	5.26%	7.33%	7.38%

Comparison of Change in the Value of a $100,000 Investment in the High Yield Bond Fund, Class A, versus the BofA Merrill Lynch U.S. High Yield Constrained Index

[1]

For the year ended May 31, 2016. Past performance is no indication of future performance. Class A shares were offered beginning 12/5/05. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

26	SEI Institutional Investments Trust / Annual Report / May 31, 2016

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2016 (Unaudited)

Long Duration Fund

I. Objective

The Long Duration Fund (the “Fund”) seeks return characteristics similar to those of high quality bonds.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisers as of May 31, 2016: Income Research & Management; Jennison Associates LLC; Legal & General Investment Management America Inc.; and Metropolitan West Asset Management LLC. There were no sub-adviser changes during the period.

III. Return vs. Benchmark

For the fiscal year ending May 31, 2016, the Fund underperformed the Barclays Long U.S. Government/ Credit Index (the “Index”) returning 6.19% versus the Index return of 6.24%.

IV. Fund Attribution

As noted in the shareholder letter, longer-dated Treasurys performed well during the Fund’s fiscal year when long-term yields fell. Ten-year yields fell by 0.27% to end at 1.85%, and 30-year Treasury yields fell 0.23% to end at 2.65%. The Fund’s long-duration strategy benefited from these trends.

The Fund’s relative returns were enhanced by selection within industrials and municipals, as well as an underweight to non-corporates. An underweight to government bonds, overweight to credit, selection within utilities and yield-curve flattening orientation detracted.

Jennison Associate LLC’s selection within industrials (energy, communications, retailers) and an underweight to non-corporates (sovereigns) enhanced relative returns. An underweight to government bonds and overweight to credit, as well as an underweight to and selection within municipals, detracted. Legal & General Investment Management America Inc. benefited from selection within financials (banking) and an underweight to non-corporates (sovereigns), but selection within industrials (technology) and an underweight to municipals challenged relative returns. Metropolitan West Asset Management LLC’s selection within industrials (energy, consumer non-cyclical, communications and consumer cyclicals), as well as an overweight to and selection within municipals contributed, although an underweight to government bonds, overweight to credit and short-duration posture detracted. Income Research & Managment benefited from selection within financials (banking, insurance), as well as an overweight to and selection within municipals, but relative returns were ultimately challenged by an underweight to government bonds, overweight to credit and selection within industrials (metals and mining, communications).

Derivatives were used on a limited basis. Treasury futures were employed to help manage the risk associated with interest-rate and yield-curve positioning. These had a negligible impact on performance.

AVERAGE ANNUAL TOTAL RETURN1,2

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Long Duration Fund, Class A	6.19%	6.09%	7.93%	6.59%	5.95%
Barclays Long U.S. Government/Credit Index	6.24%	5.94%	7.73%	7.96%	7.22%

SEI Institutional Investments Trust / Annual Report / May 31, 2016	27

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2016 (Unaudited)

Long Duration Fund (Concluded)

Comparison of Change in the Value of a $100,000 Investment in the Long Duration Fund, Class A, versus the Barclays Long U.S. Government/Credit Index, the 60/40 Hybrid of the Barclays Long U.S. Credit & Barclays Long U.S. Government Index

[1]

For the year ended May 31, 2016. Past performance is no indication of future performance. Class A shares were offered beginning 4/21/04. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

[2]

This table compares the Fund’s average annual total returns to those of a broad-based index and the Fund’s 60/40 Blended Benchmark, which consists of the Barclays U.S. Long Credit Index and the Barclays U.S. Long Government Index. The Fund’s Blended Benchmark is designed to provide a useful comparison to the Fund’s overall performance and more accurately reflects the Fund’s investment strategy than the broad-based index.

28	SEI Institutional Investments Trust / Annual Report / May 31, 2016

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2016 (Unaudited)

Long Duration Credit Fund

I. Objective

The Long Duration Credit Fund (the “Fund”) seeks return characteristics similar to those of high-quality bonds.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisers as of May 31, 2016: Income Research & Management; Jennison Associates LLC; Legal & General Investment Management America Inc.; Logan Circle Partners, L.P.; and Metropolitan West Asset Management LLC. There were no sub-adviser changes during the period.

III. Return vs. Benchmark

For the fiscal year ending May 31, 2016, the Fund underperformed the Barclays Long A+ U.S. Credit Index, returning 7.37% versus the Index return of 7.82%.

IV. Fund Attribution

As the shareholder letter noted, longer-dated Treasurys performed well during the Fund’s fiscal year when long-term yields fell. Ten-year yields fell by 0.27% to end at 1.85%, and 30-year Treasury yields fell 0.23% to end at 2.65%. The Fund’s long-duration strategy benefited from these trends.

An allocation to government bonds and selection within industrials and banking contributed to the Fund’s relative returns. An overweight to BBB rated corporates, an underweight to municipals and selection within utilities detracted.

Legal & General Investment Management America Inc.’s selection within industrials (energy, communications and transportation) and financials (specifically banking) contributed, while selection in utilities (electric) and an overweight to banks detracted. Jennison Associates LLC benefited from selection within industrials (energy and communications) and an allocation to government bonds, but was challenged by an underweight to and selection within municipals, as well as selection within utilities (electric). Logan Circle Partners’ allocation to government bonds and selection within financials (banking) contributed, while an overweight to BBB corporates and an underweight to and selection within municipals detracted. Income Research & Management benefited from selection within municipals, but was held back by an overweight to BBB corporates and selection within industrials (energy, metals and mining and communications). Metropolitan West Asset Management LLC’s allocation to government bonds and selection within municipals were beneficial, but an overweight to BBB corporates and short-duration posture detracted.

Derivatives were used on a limited basis. Treasury futures were employed to help manage the risk associated with interest-rate and yield-curve positioning. These had a negligible impact on performance.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized Inception to Date
Long Duration Credit Fund, Class A	7.37%	6.49%	5.92%
Barclays Long A+ U.S. Credit Index	7.82%	6.28%	5.24%

Comparison of Change in the Value of a $100,000 Investment in the Long Duration Credit Fund, Class A, versus the Barclays Long A+ U.S. Credit Index

[1]

For the year ended May 31, 2016. Past performance is not an indication of future performance. Class A shares were offered beginning 6/29/12. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2016	29

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2016 (Unaudited)

Ultra Short Duration Bond Fund

I. Objective

The Ultra Short Duration Bond Fund (the “Fund”) seeks to provide higher current income than that typically offered by a money market fund while maintaining a high degree of liquidity and a correspondingly higher risk of principal volatility.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilizes the following sub-advisers as of May 31, 2016: Logan Circle Partners, L.P.; and Wellington Management Company, LLP. There were no sub-adviser changes during the period.

III. Return vs. Benchmark

For the fiscal year ending May 31, 2016, the Fund outperformed the Barclays Short U.S. Treasury 9-12 Month Index (the “Index”), returning 1.01% versus the Index return of 0.41%.

IV. Fund Attribution

As noted in the shareholder letter, the Federal Reserve (Fed) raised its interest-rate target in mid-December 2015, leaving behind a near-zero rate that had been in place since late 2008. The 0.25% increase, however, kept the Fed funds rate significantly below its long-term average and, as a result, served to keep a lid on short-term yields.

The greatest contributors to benchmark-relative performance were allocations to asset-backed securities (ABS), as well as the financials and industrials sectors.

Within ABS, auto-loan securitizations were the greatest contributor to performance as the U.S. auto market exhibited strength over the past few years. Within financials, banking names helped as the heightened regulatory environment has been favorable for bondholders. Within industrials, consumer names were the best-performing segment.

Unfavorable duration and yield-curve positioning detracted modestly from performance during the period.

Both sub-advisers contributed to the Fund’s relative performance. Logan Circle Partners, L.P.’s focus on banking names within the financials sector and autos within the ABS sector contributed most to performance. Wellington Management Company, LLP generated outperformance across a number of sectors including ABS, industrials and financials, as well as mortgage-backed securities (MBS).

The Fund used Treasury futures and to-be-announced (TBA) forward contracts to effectively manage duration, yield-curve and market exposures (TBA contracts confer the obligation to buy or sell future debt obligations of the three U.S. government-sponsored agencies that issue or guarantee MBS—Fannie Mae, Freddie Mac and Ginnie Mae). None of these had a meaningful impact on the Fund’s performance.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
Ultra Short Duration Bond Fund, Class A	1.01%	0.95%	1.17%	1.18%
Barclays Short U.S. Treasury 9-12 Month Index	0.41%	0.30%	0.29%	0.31%

Comparison of Change in the Value of a $100,000 Investment in the Ultra Short Duration Bond Fund, Class A, versus the Barclays Short U.S. Treasury 9-12 Month Index

[1]

For the year ended May 31, 2016. Past performance is no indication of future performance. Class A shares were offered beginning 2/28/11. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

30	SEI Institutional Investments Trust / Annual Report / May 31, 2016

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2016 (Unaudited)

Emerging Markets Debt Fund

I. Objective

The Emerging Markets Debt Fund (the “Fund”) seeks to maximize total return.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corp. (SIMC). The Fund utilized the following sub-advisers as of May 31, 2016: Investec Asset Management Ltd.; Neuberger Berman Fixed Income LLC; and Stone Harbor Investment Partners, LP. There were no sub-adviser changes during the year.

III. Return vs. Benchmark

For the fiscal year ended May 31, 2016, the Fund underperformed the J.P. Morgan EMBI Global Diversified Index (the “Index”), returning -1.77% versus the Index return of 4.55%.

IV. Fund Attribution

Emerging-market debt (EMD) denominated in external currencies returned 4.55% during the Fund’s fiscal year, whereas local-currency EMD returned -4.86% in U.S dollar terms; the decline was driven primarily by emerging-market currency depreciation versus the U.S. dollar.

The threat of and eventual call for an interest-rate hike in the U.S., China’s economic weakness and low commodity prices – themes that have been addressed in the shareholder letter – each weighed on the market. More recently, the threat of Brexit has garnered investor attention.

Ukraine was the best-performing country, with its external debt returning almost 70% during the period. Argentina also had top-performing external debt, returning more than 25%, as the country finally completed its long journey back to the global debt market with a new issuance in April 2016. South Africa was the worst performer, as its local-currency debt lost nearly 22% due to the depreciation of its currency (the rand) as well as questions of financial imprudence rose at top political levels. Colombia also performed poorly; as an energy exporter, the country has been adversely affected by low energy prices and a widening budget deficit, leading to a 15% currency depreciation versus the U.S. dollar.

An overweight to Colombian local debt and selection in Colombian external debt represented the greatest overall detractor during the Fund’s fiscal year, while an underweight to Ukraine’s top-performing external debt also weighed on relative returns. Selection in South African debt also detracted.

Positioning in Russian local debt contributed most over the fiscal year, as the Fund moved from underweight ruble exposure to an overweight as the currency rebounded along with oil prices. Corporate holdings also helped. An overweight to Venezuelan external debt also contributed. Large debt payments by Venezuela’s state-owned oil company and at the sovereign level represented positive news. An overweight to Argentina’s external debt also added to performance.

All three managers – Investec Asset Management Ltd., Stone Harbor Investment Partners, LP and Neuberger Berman Fixed Income LLC – detracted overall, and each was underweight Ukrainian debt. Investec Asset Management Ltd.’s underweights to South African and Malaysian local debt contributed, as did its overweight to Venezuela. An overweight to Colombian local debt and selection within Brazil detracted. Stone Harbor Investment Partners, LP’s overweight to Venezuela contributed, along with its selection in Russia and cash holdings as the U.S. dollar strengthened versus emerging-market currencies. An underweight to Polish external debt detracted, as did an overweight to Colombian local debt.

Neuberger Berman Fixed Income LLC’s cash holdings contributed, along with its overweight to Argentina and selection within Russian local debt. Selection within Colombian external debt and an overweight to Colombian local debt detracted, as did selection within South African debt.

Currency forwards and interest rate swaps were the primary derivatives used within the Fund to efficiently optimize active currency and duration exposures. Currency forwards had a material impact on the Fund during the period as 50% of the benchmark is directly affected by foreign currencies. Positive and negative impacts differed on a country-to-country basis, depending on whether the forward increased or decreased currency exposure and whether the currency strengthened or weakened relative to the U.S. dollar.

SEI Institutional Investments Trust / Annual Report / May 31, 2016	31

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2016 (Unaudited)

Emerging Markets Debt Fund (Concluded)

AVERAGE ANNUAL TOTAL RETURN1,2

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Emerging Markets Debt Fund, Class A	-1.77%	-2.54%	1.40%	6.19%	6.00%
J.P. Morgan EMBI Global Diversified Index (broad based)	4.55%	4.25%	5.94%	7.57%	7.35%
J.P. Morgan GBI-EM Global Diversified Index	-4.86%	-6.71%	-3.26%	4.84%	4.90%
50/50 Hybrid of the J.P. Morgan EMBI Global Diversified Index (broad based) and the J.P. Morgan GBI-EM Global Diversified Index	-0.14%	-1.30%	1.32%	6.28%	10.35%

Comparison of Change in the Value of a $100,000 Investment in the Emerging Market Debt Fund, Class A, versus a 50/50 Hybrid of the Following Indexes: the J.P. Morgan EMBI Global Diversified Index, and the J.P. Morgan GBI-EM Global Diversified Index

[1]

For the year ended May 31, 2016. Past performance is not an indication of future performance. Class A shares were offered beginning 12/5/05. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

[2]

This table compares the Fund’s average annual total returns to those of a broad-based index and the Fund’s 50/50 Blended Benchmark, which consists of the J.P. Morgan EMBI Global Diversified Index (broad based) and the J.P. Morgan GBI-EM Diversified Index. The Fund’s Blended Benchmark is designed to provide a useful comparison to the Fund’s overall performance and more accurately reflects the Fund’s investment strategy than the broad-based index.

32	SEI Institutional Investments Trust / Annual Report / May 31, 2016

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2016 (Unaudited)

Real Return Fund

I. Objective

The Real Return Fund (the “Fund”) seeks a total return exceeding the rate of inflation.

II. Multi-Manager Approach Statement

The Fund is directly managed by SEI Investments Management Corporation (SIMC). There were no manager changes made during the period.

III. Return vs. Benchmark

For the fiscal year ending May 31, 2016, the Fund underperformed the Barclays 1-5 Year U.S. TIPS Index (“Index”), returning 0.52% versus an Index return of 0.68%.

IV. Fund Attribution

The Fund’s performance was within expectations as the Fund manager aims to replicate the performance of the Barclays 1-5 Year U.S. TIPS Index. As noted in the shareholder letter, low inflation and a strong U.S. dollar presented headwinds to Treasury Inflation Protected Securities for much of the period, but began to ease in the latter part.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
Real Return Fund, Class A	0.52%	-0.05%	0.37%	3.05%
Barclays 1-5 Year U.S. TIPS Index	0.68%	0.02%	0.43%	2.93%

Comparison of Change in the Value of a $100,000 Investment in the Real Return Fund, Class A, versus the Barclays 1-5 Year U.S. TIPS Index

[1]

For the year ended May 31, 2016. Past performance is not an indication of future performance. Class A shares were offered beginning 12/14/06. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2016	33

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2016 (Unaudited)

Limited Duration Bond Fund

I. Objective

The Limited Duration Bond Fund (the “Fund”) seeks preservation of capital and current income.

II. Multi-Manager Approach Statement

The Fund is managed by a sub-adviser under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisers as of May 31, 2016: Logan Circle Partners, L.P. and Metropolitan West Asset Management LLC. During the year, Metropolitan West Asset Management LLC was added.

III. Return vs. Benchmark

For the fiscal year ending May 31, 2016, the Fund returned 1.26% and the BofA Merrill Lynch 1-3 Year U.S. Treasury Index returned 0.68%.

IV. Fund Attribution

U.S. Treasury yields were volatile during the fiscal year, with short-term yields rising and long-term yields declining, resulting in generally positive bond performance. Returns were positive for non-Treasury bonds, asset-backed and commercial-mortgage securities and agency-mortgage bonds, which all outperformed comparable corporate bonds. While corporate bonds as a whole underperformed comparable Treasury bonds, the utilities and financials sub-sectors outperformed while industrial bonds underperformed, given declining commodity prices.

As noted in the shareholder letter, the yield curve flattened during the period, so the Fund’s yield-curve flattening bias enhanced relative performance. An underweight to government bonds detracted, as did an overweight to corporates, although an allocation the financials sub-sector was beneficial. Overweights to the energy and basic materials sub-sectors detracted from relative performance. A resilient consumer and improving wages – two trends addressed in the shareholder letter – helped support an overweight to asset-backed securities.

Logan Circle benefitted from a yield-curve flattening bias, an allocation to financials (particularly banking) and an allocation to asset-backed securities. An underweight to government bonds, along with an overweight to corporates and energy and basic materials debt detracted. MetWest also enhanced relative performance via exposure to banking debt and an allocation to industrials (autos and retail). An allocation to commercial mortgages challenged relative returns.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized Inception to Date
Limited Duration Bond Fund, Class A	1.26%	1.22%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index	0.68%	0.87%

Comparison of Change in the Value of a $100,000 Investment in the Limited Duration Bond Fund, Class A, versus the BofA Merrill Lynch 1-3 Year U.S. Treasury Index

[1]

For the year ended May 31, 2016. Past performance is not an indication of future performance. Class A shares were offered beginning 7/31/14. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

34	SEI Institutional Investments Trust / Annual Report / May 31, 2016

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2016 (Unaudited)

Intermediate Duration Credit Fund

I. Objective

The Intermediate Duration Fund (the “Fund”) seeks current income consistent with the preservation of capital.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisers as of May 31, 2016: Income Research & Management; Legal & General Investment Management America Inc.; and Logan Circle Partners, L.P. There were no sub-adviser changes during the period.

III. Return vs. Benchmark

For the fiscal year ending May 31, 2016, the Fund returned 4.16%, and the Barclays A+ U.S. Credit Index returned 4.29%.

IV. Fund Attribution

As noted in the shareholder letter, longer-dated Treasurys performed well during the Fund’s fiscal year when long-term yields fell. Ten-year yields fell by 0.27% to end at 1.85%, and 30-year Treasury yields fell 0.23% to end at 2.65%. The Fund’s long-duration strategy benefited from these trends.

An allocation to government bonds, an underweight to non-corporate securities and an overweight to corporate utilities contributed to the Fund’s relative returns. An overweight to BBB rated corporates, as well as security selection within industrials and financials, detracted.

Logan Circle Partners L.P. contributed to relative returns on strong security selection within consumer non-cyclicals (tobacco, food and beverage) and consumer cyclicals (autos), as well as an underweight to non-corporates, particularly foreign agencies and supranationals. An overweight to BBB corporates and selection with financials (specifically insurance) detracted. Legal & General’s government sector allocation and selection within financials (specifically banking) were beneficial, but ultimately were overcome by selection within industrials (particularly energy and technology) and utilities. An overweight to utilities (electric and natural gas) and underweight to non-corporates (primarily foreign agencies and supranationals) enhanced IRM’s relative performance, but were dragged down by an overweight to BBB corporates and selection within financials (particularly brokerage).

Derivatives were used on a limited basis. Treasury futures were employed to help manage the risk associated with interest-rate and yield-curve positioning. These had a negligible impact on performance.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized Inception to Date
Intermediate Duration Credit Fund, Class A	4.16%	2.26%
Barclays A+ U.S. Credit Index	4.29%	2.64%

Comparison of Change in the Value of a $100,000 Investment in the Intermediate Duration Credit Fund, Class A, versus the Barclays A+ U.S. Credit Index

[1]

For the year ended May 31, 2016. Past performance is not an indication of future performance. Class A shares were offered beginning 3/31/15. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2016	35

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2016 (Unaudited)

Dynamic Asset Allocation Fund

I. Objective

The Dynamic Asset Allocation Fund (the “Fund”) seeks long-term total return.

II. Multi-Manager Approach Statement

The Fund is managed by a sub-adviser under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-adviser as of May 31, 2016: SSgA Funds Management, Inc. There were no sub-adviser changes during the period.

III. Return vs. Benchmark

For the fiscal year ending May 31, 2016, the Fund returned -0.32%, and the S&P 500 Index returned 1.72%.

IV. Fund Attribution

A majority of the Fund’s volatility is driven by strategic exposure to the S&P 500, which served as the largest driver of the Fund’s return during the period. The negative aggregate performance of the Fund’s tactical trades overwhelmed the S&P 500’s modestly positive performance, resulting in a slightly negative absolute total return.

The largest contributors to relative performance were: a long S&P 500 versus short 10-year U.S. Treasury trade implemented in early 2016, amid the flight to perceived safe havens and selloff in riskier assets addressed in the shareholder letter; a long U.S. inflation versus short U.K. inflation trade, as relative inflation expectations between the two countries normalized; and a long Indian rupee versus short Korean won foreign-currency trade, given the contrast between the former country’s emphasis on reform and fiscal discipline and the latter’s ties to the moderating Chinese economy coupled with a dovish central bank. To a lesser extent, a long U.S. dollar versus short euro foreign-currency trade also contributed, given the divergence of their respective central bank policies.

The largest detractors from relative performance were: long Japanese and European equities versus short S&P 500 trades that closed early 2016 amid the ongoing U.S. equity market leadership noted in the shareholder letter; and a long U.S. dollar versus short Korean won/ Singapore dollar/Taiwan dollar foreign-currency basket trade, as the latter group was expected to come under pressure from China’s economic moderation and currency management challenges. Also detracting from performance was a long rupee versus a short euro foreign-currency trade that was closed in August 2015.

Several long option trades — on the VIX, S&P 500 and global bonds — had been entered as hedged in the portfolio. They have all expired worthless, detracting a nominal amount from performance. A long U.S. dollar versus short Saudi riyal foreign-currency trade, predicated on the latter country’s weakened financial position as a result of low oil prices, has also detracted a nominal amount from the portfolio.

Derivatives are used to obtain the Fund’s tactical exposures. In the past year, these have included futures, foreign-currency forward contracts, options and total-return swaps. The use of derivatives had a material impact on performance, since all active trades are implemented through their use.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
Dynamic Asset Allocation Fund, Class A	-0.32%	12.08%	12.57%	13.30%
S&P 500 Index	1.72%	11.06%	11.67%	14.06%

Comparison of Change in the Value of a $100,000 Investment in the Dynamic Asset Allocation Fund, Class A, versus the S&P 500 Index

[1]

For the year ended May 31, 2016. Past performance is not an indication of future performance. Class A shares were offered beginning 7/30/10. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

36	SEI Institutional Investments Trust / Annual Report / May 31, 2016

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2016 (Unaudited)

Multi-Asset Real Return Fund

I. Objective

The Multi-Asset Real Return Fund (the “Fund”) seeks a total return exceeding the rate of inflation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisers as of May 31, 2016: AllianceBernstein L.P. (AB); and QS Investors, LLC. There were no sub-adviser changes during the period.

III. Return vs. Benchmark

For the fiscal year ending May 31, 2016, the Fund returned -3.19%, and the Barclays 1-5 Year U.S. TIPS Index returned 0.68%.

IV. Fund Attribution

The Fund’s exposure to commodities and equities detracted from absolute returns. As the shareholder letter addressed, the commodity market declined sharply over the full period. Active sector and security positioning challenged absolute returns within the equity long/short strategy. The Fund’s allocation to Treasury Inflation-Protected Securities (TIPS) contributed to absolute return.

The majority of underperformance was attributable to the Fund’s strategic commodities exposure. While the energy sector continued to struggle, other commodities (such as those in the industrial metals sector) also contributed to poor performance. The Fund’s equity long/short strategy also detracted from relative performance. Within the Fund’s TIPS strategy, sector rotation and selection in investment-grade credit and securitized sectors were the main contributors to relative performance.

Cohen & Steers manages an all-commodity strategy in the Fund, and thus detracted most. QS Investors’ equity long/short strategy also detracted from relative performance. Most of this underperformance occurred in 2016, reversing positive relative performance in 2015. AB manages the U.S. TIPS portion of the Fund, which contributed to relative performance. Sector rotation and selection in investment-grade credit and securitized sectors were the main contributors to relative performance.

The Fund used equity-index futures to hedge broad equity-market exposure, bond futures and interest-rate swaps to hedge duration, and commodity futures to obtain diversified strategic exposure to commodities. While the equity index futures, bond futures and interest-rate swap positions detracted from absolute return, they provided the intended hedging exposures. The exposure obtained via commodity futures detracted significantly from total return.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized Inception to Date
Multi-Asset Real Return Fund, Class A	-3.19%	-2.42%	-3.04%
Barclays 1-5 Year U.S. TIPS Index	0.68%	0.02%	0.10%

Comparison of Change in the Value of a $100,000 Investment in the Multi-Asset Real Return Fund, Class A, versus the Barclays 1-5 Year U.S. TIPS Index

[1]

For the year ended May 31, 2016. Past performance is not an indication of future performance. Class A shares were offered beginning 7/29/11. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2016	37

SUMMARY SCHEDULE OF INVESTMENTS

Large Cap Fund

May 31, 2016

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK†† — 96.8%

Consumer Discretionary — 10.8%
Amazon.com*	1.2%	35,182	$25,429
Liberty Interactive QVC Group, Cl A*	0.8	643,986	17,375
Starbucks	0.6	213,485	11,718
TripAdvisor*	1.0	311,097	21,074
Other Securities (A)	7.2		150,386

			225,982

Consumer Staples — 7.6%
Costco Wholesale	0.7	98,429	14,643
Estee Lauder, Cl A	0.5	116,873	10,727
Philip Morris International	0.8	169,441	16,721
Walgreens Boots Alliance	0.8	215,916	16,712
Other Securities (A)	4.8		99,522

			158,325

Energy — 6.0%
Exxon Mobil	0.8	197,390	17,572
Valero Energy	0.6	226,053	12,365
Other Securities (A)	4.6		95,472

			125,409

Financials — 17.0%
American International Group	0.9	327,998	18,985
Bank of America	0.8	1,135,514	16,794
Citigroup	1.2	552,253	25,718
Crown Castle International‡	0.9	195,477	17,751
Equinix‡	0.6	35,485	12,846
Intercontinental Exchange	0.7	50,408	13,667
JPMorgan Chase	1.7	536,557	35,021
SunTrust Banks	0.6	270,139	11,837
Travelers	0.7	119,409	13,629
Other Securities‡	8.9		189,139

			355,387

Health Care — 14.2%
Alexion Pharmaceuticals*	0.6	82,541	12,455
Allergan*	1.1	99,530	23,464
Biogen*	0.7	53,370	15,463
Bristol-Myers Squibb	0.8	229,906	16,484
Celgene*	1.1	226,201	23,869
Johnson & Johnson	1.7	321,674	36,249

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Novo Nordisk ADR	0.5%	197,866	$11,088
Pfizer	1.3	760,835	26,401
Other Securities (A)	6.4		129,666

			295,139

Industrials — 7.8%
Danaher	0.6	120,406	11,843
Other Securities (A)	7.2		151,376

			163,219

Information Technology — 25.1%
Adobe Systems*	0.7	143,171	14,241
Alphabet, Cl A*	1.4	39,407	29,510
Alphabet, Cl C*	1.1	31,039	22,836
Cisco Systems	0.5	375,570	10,910
Cognizant Technology Solutions, Cl A*	0.6	201,027	12,351
eBay*	0.9	739,737	18,094
Electronic Arts*	0.8	229,820	17,639
Facebook, Cl A*	1.8	309,789	36,806
Intel	0.9	577,015	18,228
MasterCard, Cl A	1.1	246,920	23,680
Microsoft	1.9	763,214	40,450
NXP Semiconductor*	0.8	179,284	16,941
PayPal Holdings*	0.8	458,979	17,345
Qualcomm	1.1	417,107	22,908
salesforce.com*	0.5	135,519	11,344
Visa, Cl A	2.0	521,392	41,159
Other Securities (A)	8.2		168,495

			522,937

Materials — 2.8%
Other Securities (A)	2.8		58,333

Telecommunication Services — 2.0%
AT&T	0.7	369,093	14,450
Verizon Communications	0.7	277,524	14,126
Other Securities	0.6		13,523

			42,099

Utilities — 3.5%
American Electric Power	0.6	189,458	12,264
Edison International	0.5	146,786	10,514
Entergy	0.5	142,431	10,813
Public Service Enterprise Group	0.6	275,427	12,325
Other Securities	1.3		27,715

			73,631

Total Common Stock (Cost $1,639,317) ($ Thousands)			2,020,461

38	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

AFFILIATED PARTNERSHIP — 1.9%
SEI Liquidity Fund, L.P. 0.410%**† (B)	1.9%	40,531,934	$40,532

Total Affiliated Partnership (Cost $40,532) ($ Thousands)			40,532

U.S. TREASURY OBLIGATION — 0.0%
Other Securities (C)	0.0		660

Total U.S. Treasury Obligation (Cost $660) ($ Thousands)			660

CASH EQUIVALENTS — 3.2%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.270%**†	3.0	62,127,165	62,127
Other Securities	0.2		4,649

Total Cash Equivalents (Cost $66,776) ($ Thousands)			66,776

Total Investments — 101.9% (Cost $1,747,285) ($ Thousands)			$2,128,429

Percentages are based on a Net Assets of $2,086,522 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2016.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

††	Narrow Industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.

(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2016, (see Note 12). The total market value of securities on loan at May 31, 2016, was $39,531 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2016 was $40,532 ($ Thousands).

(C)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of May 31, 2016, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$2,020,461	$—	$—	$2,020,461
Affiliated Partnership	—	40,532	—	40,532
U.S. Treasury Obligation	—	660	—	660
Cash Equivalents	66,776	—	—	66,776

Total Investments in Securities	$2,087,237	$41,192	$—	$2,128,429

For the year ended May 31, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2016, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2016	39

SUMMARY SCHEDULE OF INVESTMENTS

Large Cap Diversified Alpha Fund

May 31, 2016

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 93.7%

Consumer Discretionary — 11.8%
Dollar General	0.6%	3,711	$334
General Motors	0.9	16,347	511
Liberty Global*	0.7	10,270	371
Liberty Interactive QVC Group, Cl A*	1.0	20,344	549
Omnicom Group	0.8	4,922	410
TripAdvisor*	0.7	5,987	406
Other Securities	7.1		3,842

			6,423

Consumer Staples — 8.3%
CVS Health	0.7	3,857	372
Kimberly-Clark	0.6	2,538	322
PepsiCo	0.6	3,470	351
Procter & Gamble	0.7	4,800	389
Walgreens Boots Alliance	0.8	5,368	416
Other Securities	4.9		2,657

			4,507

Energy — 6.1%
BP PLC ADR	1.0	17,933	563
Devon Energy	0.7	10,603	383
Occidental Petroleum	1.2	8,276	624
Other Securities	3.2		1,723

			3,293

Financials — 16.6%
Bank of America	1.4	50,013	740
Citigroup	1.4	16,207	755
Crown Castle International‡	1.5	8,703	790
Equinix‡	0.8	1,170	424
Intercontinental Exchange	0.8	1,677	455
JPMorgan Chase	1.1	8,896	581
KKR	0.6	24,574	332
State Street	0.9	7,592	479
Other Securities‡	8.1		4,438

			8,994

Health Care — 14.5%
Allergan*	1.4	3,150	743
Baxter International	0.9	10,800	466

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Becton Dickinson	0.7%	2,293	$382
Biogen*	1.5	2,812	815
Celgene*	1.3	6,820	720
Dentsply Sirona	0.6	5,272	328
Gilead Sciences	0.8	5,286	460
Johnson & Johnson	1.1	5,167	582
Novo Nordisk ADR	1.0	9,751	546
UnitedHealth Group	0.8	3,219	430
Other Securities	4.4		2,423

			7,895

Industrials — 10.0%
3M	1.1	3,467	584
Delta Air Lines	0.9	11,717	509
Illinois Tool Works	0.7	3,506	372
WW Grainger	1.1	2,678	612
Other Securities	6.2		3,344

			5,421

Information Technology — 21.7%
Alphabet, Cl A*	1.5	1,083	811
Alphabet, Cl C*	0.8	614	452
Cisco Systems	0.8	14,347	417
eBay*	1.1	23,772	582
Electronic Arts*	1.2	8,623	662
Facebook, Cl A*	1.2	5,466	649
Intel	0.6	10,410	329
Intuit	0.6	3,141	335
MasterCard, Cl A	0.9	4,999	479
Micron Technology*	0.7	28,878	367
Microsoft	1.8	18,720	992
PayPal Holdings*	1.2	16,564	626
Qualcomm	1.6	15,404	846
Visa, Cl A	1.5	9,965	787
Other Securities	6.2		3,444

			11,778

Materials — 1.6%
Other Securities	1.6		894

Telecommunication Services — 0.8%
Other Securities	0.8		439

Utilities — 2.3%
Other Securities	2.3		1,267

Total Common Stock (Cost $44,907) ($ Thousands)			50,911

U.S. TREASURY OBLIGATION — 0.1%
Other Securities (A)	0.1		40

Total U.S. Treasury Obligation (Cost $40) ($ Thousands)			40

40	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 6.6%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.270%**†	6.6%	3,567,514	$3,568

Total Cash Equivalent (Cost $3,568) ($ Thousands)			3,568

Total Investments — 100.4% (Cost $48,515) ($ Thousands)			$54,519

A list of the open futures contracts held by the Fund at May 31, 2016, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation ($ Thousands)
S&P 500 Index E-MINI	6	Jun-2016	$11

For the year ended May 31, 2016, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $54,335 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2016.

‡	Real Estate Investment Trust

†	Investment in Affiliated Security (see Note 6).

(A)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

ADR — American Depositary Receipt

Cl — Class

PLC — Public Limited Company

S&P — Standard & Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of May 31, 2016, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$50,911	$—	$—	$50,911
U.S. Treasury Obligation	—	40	—	40
Cash Equivalent	3,568	—	—	3,568

Total Investments in Securities	$54,479	$40	$—	$54,519

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$11	$—	$—	$11

*	Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2016, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2016	41

SUMMARY SCHEDULE OF INVESTMENTS

Large Cap Disciplined Equity Fund

May 31, 2016

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 95.9%

Consumer Discretionary — 11.0%
Amazon.com*	0.8%	39,781	$28,753
AutoZone*	0.5	23,107	17,612
Comcast, Cl A	1.3	751,050	47,541
Home Depot	1.0	282,237	37,289
McDonald’s	0.8	234,596	28,635
Other Securities (A)	6.6		235,958

			395,788

Consumer Staples — 11.2%
Altria Group	1.0	557,076	35,452
Kraft Heinz	0.6	273,452	22,748
Mondelez International, Cl A	0.7	532,860	23,707
PepsiCo	1.5	533,023	53,926
Philip Morris International	1.1	404,802	39,946
Procter & Gamble	1.3	569,823	46,178
Wal-Mart Stores	0.6	292,632	20,712
Other Securities	4.4		160,554

			403,223

Energy — 4.7%
Chevron	0.8	262,365	26,499
Exxon Mobil	0.5	197,774	17,606
Other Securities (A)	3.4		125,106

			169,211

Financials — 15.0%
Bank of America	1.2	2,987,594	44,187
Bank of New York Mellon	0.6	520,389	21,888
Berkshire Hathaway, Cl B*	1.1	275,539	38,724
Citigroup	1.0	752,432	35,041
CME Group, Cl A	0.7	267,699	26,205
JPMorgan Chase	1.0	566,453	36,972
Wells Fargo	1.0	701,725	35,591
Other Securities‡ (A)	8.4		299,078

			537,686

Health Care — 15.9%
Amgen	0.8	168,808	26,663
Bristol-Myers Squibb	1.3	621,725	44,578
Celgene*	0.5	182,325	19,239
Express Scripts Holding*	0.7	326,158	24,641
Johnson & Johnson	2.2	689,661	77,718

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

McKesson	0.6%	119,197	$21,830
Merck	0.7	422,234	23,755
Pfizer	1.4	1,406,638	48,810
UnitedHealth Group	1.0	270,673	36,181
Zoetis, Cl A	0.6	462,695	21,941
Other Securities (A)	6.1		226,143

			571,499

Industrials — 10.3%
General Electric	1.2	1,425,310	43,087
Honeywell International	0.6	179,703	20,456
Raytheon	0.5	135,751	17,603
Tyco International	0.5	420,419	17,918
Union Pacific	0.5	207,580	17,476
United Technologies	0.5	176,571	17,760
Other Securities (A)	6.5		237,387

			371,687

Information Technology — 20.3%
Alphabet, Cl A*	1.3	59,919	44,870
Alphabet, Cl C*	1.5	72,675	53,468
Amdocs	0.5	303,796	17,617
Apple	3.1	1,121,496	111,993
Cisco Systems	1.1	1,380,380	40,100
eBay*	0.6	835,765	20,443
Facebook, Cl A*	1.4	406,527	48,299
Intel	0.8	938,200	29,638
Microsoft	1.9	1,307,886	69,318
Oracle	0.6	515,683	20,730
Texas Instruments	0.6	337,595	20,458
Other Securities (A)	6.9		251,090

			728,024

Materials — 1.9%
Other Securities	1.9		67,999

Telecommunication Services — 2.6%
AT&T	1.1	983,054	38,487
Verizon Communications	1.5	1,038,257	52,847
Other Securities (A)	0.0		197

			91,531

Utilities — 3.0%
Other Securities	3.0		107,102

Total Common Stock (Cost $2,930,780) ($ Thousands)			3,443,750

RIGHTS — 0.0%

United States — 0.0%
Other Securities	0.0		91

Total Rights (Cost $–) ($ Thousands)			91

42	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

AFFILIATED PARTNERSHIP — 0.7%
SEI Liquidity Fund, L.P. 0.410%**† (B)	0.7%	24,483,147	$24,483

Total Affiliated Partnership (Cost $24,483) ($ Thousands)			24,483

U.S. TREASURY OBLIGATIONS — 0.1%
Other Securities (C)	0.1		5,177

Total U.S. Treasury Obligations (Cost $5,175) ($ Thousands)			5,177

CASH EQUIVALENT — 4.2%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.270%**†	4.2	151,912,001	151,912

Total Cash Equivalent (Cost $151,912) ($ Thousands)			151,912

Total Investments — 100.9% (Cost $3,112,350) ($ Thousands)			$3,625,413

A list of the open futures contracts held by the Fund at May 31, 2016, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation ($ Thousands)
S&P 500 Index E-MINI	941	Jun-2016	$3,840

For the year ended May 31, 2016, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $3,592,226 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2016.

‡	Real Estate Investment Trust

†	Investment in Affiliated Security (see Note 6).

(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2016, (see Note 12). The total market value of securities on loan at May 31, 2016, was $23,966 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2016 was $24,483 ($ Thousands).

(C)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

Cl — Class

L.P. — Limited Partnership

S&P — Standard & Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of May 31, 2016, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$3,443,750	$—	$—	$3,443,750
Rights	—	91	—	91
Affiliated Partnership	—	24,483	—	24,483
U.S. Treasury Obligations	—	5,177	—	5,177
Cash Equivalent	151,912	—	—	151,912

Total Investments in Securities	$3,595,662	$29,751	$—	$3,625,413

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$3,840	$—	$—	$3,840

*	Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2016, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2016	43

SUMMARY SCHEDULE OF INVESTMENTS

Large Cap Index Fund

May 31, 2016

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 97.4%

Consumer Discretionary — 12.8%
Amazon.com*	1.3%	37,289	$26,952
Comcast, Cl A	0.8	245,325	15,529
Home Depot	0.8	127,215	16,808
McDonald’s	0.5	85,480	10,434
Starbucks	0.4	147,912	8,119
Walt Disney	0.8	166,172	16,488
Other Securities (A)	8.2		168,694

			263,024

Consumer Staples — 9.2%
Altria Group	0.6	190,240	12,107
Coca-Cola	0.8	383,940	17,124
CVS Health	0.5	109,252	10,537
PepsiCo	0.7	144,652	14,634
Philip Morris International	0.7	151,768	14,976
Procter & Gamble	1.1	265,274	21,498
Wal-Mart Stores	0.5	155,179	10,984
Other Securities (A)	4.3		87,372

			189,232

Energy — 6.6%
Chevron	0.9	184,002	18,584
Exxon Mobil	1.8	408,038	36,324
Schlumberger	0.5	138,255	10,549
Other Securities (A)	3.4		71,669

			137,126

Financials — 16.6%
Bank of America	0.8	1,028,963	15,218
Berkshire Hathaway, Cl B*	1.3	181,700	25,536
Citigroup	0.7	297,504	13,855
JPMorgan Chase	1.2	362,734	23,676
SEI†	0.0	11,742	604
Wells Fargo	1.1	455,466	23,101
Other Securities‡ (A)	11.5		240,038

			342,028

Health Care — 13.8%
AbbVie	0.5	162,761	10,243
Allergan*	0.4	38,654	9,113
Amgen	0.6	74,658	11,792
Bristol-Myers Squibb	0.6	163,659	11,734

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Celgene*	0.4%	76,360	$8,058
Gilead Sciences	0.6	132,134	11,504
Johnson & Johnson	1.5	270,809	30,517
Medtronic	0.6	139,926	11,261
Merck	0.8	276,743	15,570
Pfizer	1.0	602,222	20,897
UnitedHealth Group	0.6	93,420	12,487
Other Securities (A)	6.2		130,982

			284,158

Industrials — 10.2%
3M	0.5	62,333	10,492
Boeing	0.4	63,191	7,972
General Electric	1.4	918,706	27,772
Honeywell International	0.4	76,990	8,764
United Technologies	0.4	82,390	8,287
Other Securities (A)	7.1		146,913

			210,200

Information Technology — 19.3%
Alphabet, Cl A*	1.0	28,229	21,139
Alphabet, Cl C*	1.0	28,799	21,188
Apple	2.7	561,715	56,093
Cisco Systems	0.7	498,527	14,482
Facebook, Cl A*	1.2	211,500	25,128
Intel	0.7	464,958	14,688
International Business Machines	0.7	88,998	13,683
MasterCard, Cl A	0.5	98,300	9,427
Microsoft	2.0	789,300	41,833
Oracle	0.6	306,520	12,322
Visa, Cl A	0.7	191,800	15,141
Other Securities (A)	7.5		153,852

			398,976

Materials — 3.1%
Other Securities (A)	3.1		64,605

Telecommunication Services — 2.5%
AT&T	1.1	595,051	23,296
Verizon Communications	1.0	398,976	20,308
Other Securities (A)	0.4		7,941

			51,545

Utilities — 3.3%
Other Securities (A)	3.3		67,284

Total Common Stock (Cost $1,203,182) ($ Thousands)			2,008,178

RIGHT — 0.0%

United States — 0.0%
Other Securities	0.0		3

Total Right (Cost $–) ($ Thousands)			3

44	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

AFFILIATED PARTNERSHIP — 1.0%
SEI Liquidity Fund, L.P. 0.410%**† (B)	1.0%	20,889,946	$20,890

Total Affiliated Partnership (Cost $20,890) ($ Thousands)			20,890

U.S. TREASURY OBLIGATION — 0.1%
Other Securities (C)	0.1		2,363

Total U.S. Treasury Obligation (Cost $2,362) ($ Thousands)			2,363

CASH EQUIVALENT — 1.9%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.270%**†	1.9	39,573,220	39,573

Total Cash Equivalent (Cost $39,573) ($ Thousands)			39,573

Total Investments — 100.4% (Cost $1,266,007) ($ Thousands)			$2,071,007

A list of the open futures contracts held by the Fund at May 31, 2016, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation ($ Thousands)
S&P 500 Index E-MINI	457	Jun-2016	$1,523
S&P Mid Cap 400 Index E-MINI	37	Jun-2016	278

			$1,801

For the year ended May 31, 2016, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $2,061,670 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2016.

‡	Real Estate Investment Trust

†	Investment in Affiliated Security (see Note 6).

(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2016, (see Note 12). The total market value of securities on loan at May 31, 2016, was $20,437 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2016 was $20,890 ($ Thousands).

(C)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

Cl	— Class

L.P. — Limited Partnership

S&P — Standard & Poor’s
The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of May 31, 2016, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$2,008,178	$—	$—	$2,008,178
Right	—	3	—	3
Affiliated Partnership	—	20,890	—	20,890
U.S. Treasury Obligation	—	2,363	—	2,363
Cash Equivalent	39,573	—	—	39,573

Total Investments in Securities	$2,047,751	$23,256	$—	$2,071,007

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$1,801	$—	$—	$1,801

*	Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2016, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2016	45

SUMMARY SCHEDULE OF INVESTMENTS

S&P 500 Index Fund

May 31, 2016

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 97.9%

Consumer Discretionary — 12.3%
Amazon.com*	1.5%	70,060	$50,639
Comcast, Cl A	0.8	441,474	27,945
Home Depot	0.9	230,087	30,399
McDonald’s	0.6	163,587	19,967
Starbucks	0.4	268,282	14,726
Walt Disney	0.8	272,383	27,026
Other Securities (A)	7.3		244,499

			415,201

Consumer Staples — 9.9%
Altria Group	0.7	355,283	22,610
Coca-Cola	0.9	706,957	31,530
CVS Health	0.6	199,383	19,230
PepsiCo	0.8	262,278	26,535
Philip Morris International	0.8	281,178	27,747
Procter & Gamble	1.1	481,270	39,002
Wal-Mart Stores	0.6	284,783	20,157
Other Securities	4.4		147,116

			333,927

Energy — 7.0%
Chevron	1.0	341,678	34,509
Exxon Mobil	2.0	753,300	67,059
Schlumberger	0.6	252,366	19,256
Other Securities (A)	3.4		115,422

			236,246

Financials — 15.9%
Bank of America	0.8	1,873,583	27,710
Berkshire Hathaway, Cl B*	1.4	339,928	47,773
Citigroup	0.7	534,957	24,913
JPMorgan Chase	1.3	665,857	43,461
Wells Fargo	1.3	838,148	42,511
Other Securities‡ (A)	10.4		352,920

			539,288

Health Care — 14.4%
AbbVie	0.6	292,478	18,406
Allergan*	0.5	71,599	16,879
Amgen	0.6	136,491	21,559
Bristol-Myers Squibb	0.6	302,983	21,724
Celgene*	0.4	141,887	14,972

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Gilead Sciences	0.6%	248,078	$21,598
Johnson & Johnson	1.7	500,570	56,409
Medtronic	0.6	255,161	20,535
Merck	0.8	503,570	28,331
Pfizer	1.1	1,097,335	38,078
UnitedHealth Group	0.7	172,487	23,056
Other Securities (A)	6.2		205,584

			487,131

Industrials — 9.8%
3M	0.5	109,791	18,480
Boeing	0.4	113,091	14,266
General Electric	1.5	1,692,688	51,170
Honeywell International	0.5	139,687	15,901
Other Securities (A)	6.9		232,354

			332,171

Information Technology — 19.9%
Alphabet, Cl A*	1.2	53,041	39,720
Alphabet, Cl C*	1.2	53,963	39,702
Apple	3.0	1,005,746	100,434
Cisco Systems	0.8	913,143	26,527
Facebook, Cl A*	1.5	416,378	49,470
Intel	0.8	857,152	27,077
International Business
Machines	0.7	160,451	24,668
MasterCard, Cl A	0.5	177,947	17,065
Microsoft	2.2	1,434,704	76,039
Oracle	0.7	571,765	22,985
Qualcomm	0.4	271,378	14,904
Visa, Cl A	0.8	348,270	27,492
Other Securities (A)	6.1		208,742

			674,825

Materials — 2.8%
Other Securities (A)	2.8		94,474

Telecommunication Services — 2.6%
AT&T	1.3	1,115,943	43,689
Verizon Communications	1.1	739,152	37,623
Other Securities (A)	0.2		6,571

			87,883

Utilities — 3.3%
Other Securities	3.3		110,729

Total Common Stock (Cost $3,128,919) ($ Thousands)			3,311,875

46	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

AFFILIATED PARTNERSHIP — 0.8%
SEI Liquidity Fund, L.P. 0.410%**† (B)	0.8%	26,532,492	$26,532

Total Affiliated Partnership (Cost $26,532) ($ Thousands)			26,532

U.S. TREASURY OBLIGATIONS — 0.1%
Other Securities (C)	0.1		3,899

Total U.S. Treasury Obligations (Cost $3,898) ($ Thousands)			3,899

CASH EQUIVALENT — 1.8%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.270%**†	1.8	60,897,951	60,898

Total Cash Equivalent (Cost $60,898) ($ Thousands)			60,898

Total Investments — 100.6% (Cost $3,220,247) ($ Thousands)			$3,403,204

A list of the open futures contracts held by the Fund at May 31, 2016, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation ($ Thousands)
S&P 500 Index E-MINI	691	Jun-2016	$3,016

For the year ended May 31, 2016, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $3,384,560 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2016.

‡	Real Estate Investment Trust

†	Investment in Affiliated Security (see Note 6).

(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2016, (see Note 12). The total market value of securities on loan at May 31, 2016, was $25,973 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2016 was $26,532 ($ Thousands).

(C)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

Cl — Class

L.P. — Limited Partnership

S&P — Standard & Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of May 31, 2016, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$3,311,875	$–	$—	$3,311,875
Affiliated Partnership	—	26,532	—	26,532
U.S. Treasury Obligations	—	3,899	—	3,899
Cash Equivalent	60,898	—	—	60,898

Total Investments in Securities	$3,372,773	$30,431	$—	$3,403,204

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$3,016	$—	$—	$3,016

*	Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2016, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2016	47

SUMMARY SCHEDULE OF INVESTMENTS

Extended Market Index Fund

May 31, 2016

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 97.5%

Consumer Discretionary — 14.6%
Charter Communications, Cl A*	1.1%	36,614	$8,016
DISH Network, Cl A*	0.3	39,019	1,947
Hilton Worldwide Holdings	0.3	92,900	1,931
Las Vegas Sands	0.4	64,504	2,983
Lear	0.2	12,771	1,517
Liberty Interactive, Cl A*	0.3	82,744	2,232
MGM Resorts International*	0.3	79,874	1,825
Sirius XM Holdings*	0.2	385,179	1,548
Tesla Motors* (A)	0.6	19,879	4,438
Thomson Reuters	0.4	57,985	2,438
Other Securities (A)	10.5		75,515

			104,390

Consumer Staples — 3.4%
Bunge	0.3	25,843	1,733
Ingredion	0.2	12,865	1,511
Other Securities (A)	2.9		20,951

			24,195

Energy — 3.6%
Other Securities (A)	3.6		25,797

Financials — 24.9%
Alleghany*	0.2	2,867	1,562
Ally Financial*	0.2	86,600	1,554
Annaly Capital Management‡	0.3	169,914	1,798
Arch Capital Group*	0.2	22,336	1,623
Duke Realty‡	0.2	62,195	1,472
First Republic Bank	0.3	25,543	1,850
FNF Group	0.3	50,358	1,760
Markel*	0.3	2,513	2,395
SEI†	0.2	24,219	1,246
TD Ameritrade Holding	0.2	48,073	1,571
VEREIT‡	0.2	163,000	1,563
Other Securities‡ (A)	22.3		159,065

			177,459

Health Care — 11.3%
BioMarin Pharmaceutical*	0.4	28,246	2,532
Idexx Laboratories*	0.2	17,102	1,498

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Incyte*	0.3%	27,971	$2,361
Jazz Pharmaceuticals*	0.2	10,934	1,657
Medivation*	0.3	28,408	1,718
Mettler Toledo International*	0.3	4,982	1,870
ResMed	0.2	25,399	1,500
Other Securities (A)	9.4		67,677

			80,813

Industrials — 12.9%
Fortune Brands Home &
Security	0.2	27,873	1,635
IHS, Cl A*	0.2	12,399	1,524
TransDigm Group*	0.4	9,405	2,479
Other Securities (A)	12.1		86,527

			92,165

Information Technology — 16.3%
Amdocs	0.2	27,768	1,610
Ansys*	0.2	16,217	1,445
CDK Global	0.2	28,900	1,598
FleetCor Technologies*	0.3	16,173	2,408
Gartner*	0.2	14,937	1,518
LinkedIn, Cl A*	0.4	19,306	2,635
Maxim Integrated Products	0.3	50,904	1,932
Palo Alto Networks*	0.3	13,733	1,792
ServiceNow*	0.3	29,069	2,082
Synopsys*	0.2	27,952	1,444
Twitter*	0.2	101,400	1,543
Workday, Cl A*	0.2	19,089	1,448
Other Securities (A)	13.3		94,725

			116,180

Materials — 5.2%
Albemarle	0.2	20,264	1,591
Celanese, Cl A	0.3	27,492	1,938
Valspar	0.2	14,226	1,541
Other Securities (A)	4.5		32,327

			37,397

Telecommunication Services — 1.5%
SBA Communications, Cl A*	0.3	22,719	2,258
T-Mobile US*	0.3	49,105	2,100
Other Securities (A)	0.9		6,446

			10,804

Utilities — 3.8%
Alliant Energy	0.2	40,636	1,506
Other Securities (A)	3.6		25,360

			26,866

48	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Total Common Stock (Cost $676,859) ($ Thousands)			$696,066

RIGHTS — 0.0%

Bermuda — 0.0%
Other Securities	0.0		—

United States — 0.0%
Other Securities	0.0		8

Total Rights (Cost $–) ($ Thousands)			8

WARRANT — 0.0%
Other Securities	0.0		—

Total Warrant (Cost $–) ($ Thousands)			—

AFFILIATED PARTNERSHIP — 6.0%
SEI Liquidity Fund, L.P. 0.410%**† (B)	6.0	42,597,677	42,598

Total Affiliated Partnership (Cost $42,598) ($ Thousands)			42,598

U.S. TREASURY OBLIGATIONS — 0.1%
Other Securities (C)	0.1		1,009

Total U.S. Treasury Obligations (Cost $1,009) ($ Thousands)			1,009

CASH EQUIVALENT — 2.0%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.270%**†	2.0	14,579,354	14,579

Total Cash Equivalent (Cost $14,579) ($ Thousands)			14,579

Total Investments — 105.6% (Cost $735,045) ($ Thousands)			$754,260

A list of the open futures contracts held by the Fund at May 31, 2016, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation ($ Thousands)
Russell 2000 Index E-MINI	59	Jun-2016	$421
S&P Mid Cap 400 Index E-MINI	67	Jun-2016	645

			$1,066

For the year ended May 31, 2016, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $714,258 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2016.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2016 (see Note 12). The total market value of securities on loan at May 31, 2016 was $41,654 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2016 was $42,598 ($ Thousands).

(C)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

Cl	— Class

L.P. — Limited Partnership

S&P — Standard & Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of May 31, 2016, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$696,066	$—	$—	$696,066
Rights	8	—	—	8
Warrant	—	—	—	–
Affiliated Partnership	—	42,598	—	42,598
U.S. Treasury Obligations	—	1,009	—	1,009
Cash Equivalent	14,579	—	—	14,579

Total Investments in Securities	$710,653	$43,607	$—	$754,260

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$1,066	$—	$—	$1,066

Total Other Financial Instruments	$1,066	$—	$—	$1,066

*	Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2016, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2016	49

SUMMARY SCHEDULE OF INVESTMENTS

Small Cap Fund

May 31, 2016

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 93.2%

Consumer Discretionary — 11.0%
Fiesta Restaurant Group*	0.5%	101,374	$2,547
Jack in the Box	0.6	34,257	2,919
Libbey	0.4	117,484	2,008
MDC Partners, Cl A (A)	0.9	255,104	4,577
Other Securities (A)	8.6		42,918

			54,969

Consumer Staples — 2.9%
Other Securities (A)	2.9		14,731

Energy — 3.9%
Other Securities (A)	3.9		19,727

Financials — 24.6%
Central Pacific Financial	0.4	80,118	1,920
CNO Financial Group	0.5	129,220	2,622
Equity Commonwealth*‡	0.4	77,372	2,235
Fulton Financial	0.4	129,122	1,840
GEO Group‡	0.5	77,781	2,587
Gramercy Property Trust‡	0.3	194,702	1,739
Hanover Insurance Group	0.4	20,526	1,779
LaSalle Hotel Properties‡	0.4	93,114	2,152
National Bank Holdings, Cl A	0.3	81,905	1,741
Popular	0.4	61,751	1,935
State Bank Financial	0.4	82,000	1,783
Wintrust Financial	0.4	39,109	2,083
Other Securities‡ (A)	19.8		99,056

			123,472

Health Care — 11.5%
ABIOMED*	0.4	20,284	2,014
Accuray* (A)	0.4	393,600	2,145
AMAG Pharmaceuticals*	0.5	110,670	2,373
AMN Healthcare Services*	0.5	63,714	2,379
Capital Senior Living*	0.4	114,657	2,097
Cynosure, Cl A*	0.7	68,886	3,291
Flamel Technologies ADR*	0.4	183,241	1,950

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Globus Medical, Cl A*	0.5%	99,709	$2,417
Integra LifeSciences Holdings*	0.5	31,106	2,324
Molina Healthcare*	0.4	41,502	2,010
Prestige Brands Holdings*	0.4	34,391	1,858
Other Securities (A)	6.4		32,751

			57,609

Industrials — 14.6%
Apogee Enterprises	0.7	73,309	3,315
Great Lakes Dredge & Dock*	0.4	474,000	2,161
Huron Consulting Group*	0.5	41,779	2,446
ICF International*	0.4	54,800	2,235
MasTec*	0.5	112,860	2,596
On Assignment*	0.5	72,004	2,712
Steelcase, Cl A	0.5	143,612	2,292
Tutor Perini*	0.4	90,700	2,052
WageWorks*	0.7	61,629	3,454
Other Securities (A)	10.0		50,176

			73,439

Information Technology — 16.7%
Acxiom*	0.7	154,702	3,277
CalAmp*	0.6	202,348	3,041
Callidus Software*	0.5	146,305	2,715
Cardtronics*	0.4	52,366	2,058
Cavium*	0.5	53,160	2,645
Cornerstone OnDemand*	0.7	91,407	3,657
Exar*	0.4	268,967	1,837
Marketo*	0.9	133,960	4,719
MAXIMUS	0.7	58,310	3,362
PDF Solutions*	0.4	125,988	1,853
Perficient*	0.4	99,696	2,089
Proofpoint*	0.5	40,394	2,368
Other Securities (A)	10.0		50,362

			83,983

Materials — 3.4%
Berry Plastics Group*	0.5	66,997	2,624
Other Securities (A)	2.9		14,449

			17,073

Telecommunication Services — 0.7%
Other Securities (A)	0.7		3,486

Utilities — 3.9%
Portland General Electric	0.4	50,914	2,097
Other Securities (A)	3.5		17,659

			19,756

Total Common Stock (Cost $420,875) ($ Thousands)			468,245

EXCHANGE TRADED FUND — 0.2%
Other Securities(A)	0.2		940

Total Exchange Traded Fund (Cost $874) ($ Thousands)			940

50	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

CONVERTIBLE BOND — 0.0%

Consumer Discretionary — 0.0%
Other Securities	0.0%		4

Total Convertible Bond (Cost $445) ($ Thousands)			4

RIGHTS — 0.0%

United States — 0.0%
Other Securities	0.0		—

Total Rights (Cost $–) ($ Thousands)			—

AFFILIATED PARTNERSHIP — 4.4%
SEI Liquidity Fund, L.P. 0.410%**† (B)	4.4	22,227,345	22,227

Total Affiliated Partnership (Cost $22,227) ($ Thousands)			22,227

U.S. TREASURY OBLIGATION — 0.1%
Other Securities (C)	0.1		363

Total U.S. Treasury Obligation (Cost $363) ($ Thousands)			363

CASH EQUIVALENT — 5.4%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.270%**†	5.4	26,893,306	26,893

Total Cash Equivalent (Cost $26,893) ($ Thousands)			26,893

Total Investments — 103.3% (Cost $471,677) ($ Thousands)			$518,672

A list of the open futures contracts held by the Fund at May 31, 2016, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation ($ Thousands)
Russell 2000 Index E-MINI	52	Jun-2016	$161

For the year ended May 31, 2016, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $502,222 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2016.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2016, (see Note 12). The total market value of securities on loan at May 31, 2016, was $21,631 ($ Thousands).
(B)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of May 31, 2016 was $22,227 ($ Thousands).

(C)	All or a portion of this security has been pledged as collateral for open future contracts.

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of May 31, 2016, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Common Stock	$468,245	$—	$—	$468,245
Exchange Traded Fund	940	—	—	940
Convertible Bond	—	—	4	4
Rights	—	—	—	—
Affiliated Partnership	—	22,227	—	22,227
U.S. Treasury Obligation	—	363	—	363
Cash Equivalent	26,893	—	—	26,893

Total Investments in Securities	$496,078	$22,590	$4	$518,672

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$161	$—	$—	$161

(1)	A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to the net assets.

*	Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2016, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2016	51

SUMMARY SCHEDULE OF INVESTMENTS

Small Cap II Fund

May 31, 2016

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 94.2%

Consumer Discretionary — 12.0%
Big Lots (A)	0.4%	36,175	$1,892
Fiesta Restaurant Group*	0.5	81,916	2,059
Jack in the Box	0.6	29,556	2,518
MDC Partners, Cl A (A)	0.7	173,744	3,117
Pool	0.4	21,167	1,938
Steven Madden*	0.5	61,152	2,098
Other Securities (A)	8.9		41,271

			54,893

Consumer Staples — 3.0%
Omega Protein*	0.4	93,442	1,845
Other Securities (A)	2.6		11,961

			13,806

Energy — 3.5%
Carrizo Oil & Gas*	0.5	54,487	2,098
PBF Energy, Cl A	0.5	83,063	2,190
Other Securities (A)	2.5		11,888

			16,176

Financials — 18.7%
Argo Group International Holdings	0.4	36,390	1,916
Green Dot, Cl A*	0.7	148,903	3,285
Highwoods Properties‡	0.4	39,921	1,943
OFG Bancorp (A)	0.9	426,760	3,901
Western Alliance Bancorp*	0.4	53,427	2,014
Wintrust Financial	0.7	55,158	2,938
Other Securities‡ (A)	15.2		69,048

			85,045

Health Care — 14.6%
AMAG Pharmaceuticals*	0.4	89,428	1,917
AMN Healthcare Services*	0.4	52,525	1,961
Amsurg, Cl A*	0.5	32,188	2,407
Analogic	0.5	29,287	2,402
Community Health Systems* (A)	0.4	137,928	1,854
Cynosure, Cl A*	0.8	72,955	3,485
Globus Medical, Cl A*	0.7	123,141	2,985
Integra LifeSciences Holdings*	1.2	73,151	5,465
Lannett* (A)	0.5	97,900	2,388

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Ligand Pharmaceuticals, Cl B* (A)	0.4%	15,901	$1,902
Prestige Brands Holdings*	0.5	44,528	2,406
Other Securities (A)	8.3		37,482

			66,654

Industrials — 15.9%
ACCO Brands*	0.5	232,322	2,309
Apogee Enterprises	0.6	58,718	2,655
Atlas Air Worldwide Holdings*	0.7	70,600	3,095
Crane	0.5	41,200	2,365
EMCOR Group	0.4	41,082	1,953
Huron Consulting Group*	0.5	42,534	2,490
MasTec*	0.5	92,610	2,130
On Assignment*	0.5	58,049	2,187
Triumph Group	0.9	104,554	3,945
WageWorks*	0.6	50,360	2,823
Wesco Aircraft Holdings*	0.7	218,840	3,084
Other Securities (A)	9.5		43,220

			72,256

Information Technology — 19.3%
Acxiom*	0.5	100,047	2,119
CalAmp*	0.5	163,390	2,456
Callidus Software*	0.5	117,694	2,184
Cavium*	0.4	39,996	1,990
Cornerstone OnDemand*	0.6	66,637	2,666
ExlService Holdings*	0.4	35,925	1,861
Marketo*	0.8	105,427	3,714
MAXIMUS	0.6	47,113	2,716
Open Text (A)	0.7	54,500	3,198
OSI Systems*	0.6	47,521	2,532
Proofpoint*	0.5	35,980	2,109
Other Securities (A)	13.2		60,284

			87,829

Materials — 3.9%
Berry Plastics Group*	0.5	63,566	2,490
Other Securities (A)	3.4		15,176

			17,666

Telecommunication Services — 0.4%
Other Securities (A)	0.4		1,862

Utilities — 2.9%
Portland General Electric	0.4	47,140	1,941
Other Securities	2.5		11,251

			13,192

Total Common Stock (Cost $389,660) ($ Thousands)			429,379

RIGHT — 0.0%

United States — 0.0%
Other Securities	0.0		—

Total Right (Cost $–) ($ Thousands)			—

52	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

AFFILIATED PARTNERSHIP — 7.4%
SEI Liquidity Fund, L.P. 0.410%**† (B)	7.4%	33,837,493	$33,837

Total Affiliated Partnership (Cost $33,837) ($ Thousands)			33,837

U.S. TREASURY OBLIGATION — 0.1%
Other Securities (C)	0.1		460

Total U.S. Treasury Obligation (Cost $460) ($ Thousands)			460

CASH EQUIVALENT — 4.6%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.270%**†	4.6	21,068,541	21,069

Total Cash Equivalent (Cost $21,069) ($ Thousands)			21,069

Total Investments — 106.3% (Cost $445,026) ($ Thousands)			$484,745

A list of the open futures contracts held by the Fund at May 31, 2016, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation ($ Thousands)
Russell 2000 Index E-MINI	67	Jun-2016	$469

For the year ended May 31, 2016, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $455,742 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2016.

‡	Real Estate Investment Trust

†	Investment in Affiliated Security (see Note 6).

(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2016 (see Note 12). The total market value of securities on loan at May 31, 2016 was $33,133 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2016 was $33,837 ($ Thousands).

(C)	All or a portion of this security has been pledged as collateral for open futures contracts.

Cl — Class

L.P. — Limited Partnership

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of May 31, 2016, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$429,379	$—	$—	$429,379
Rights	—	—	—	—
Affiliated Partnership	—	33,837	—	33,837
U.S. Treasury Obligation	—	460	—	460
Cash Equivalent	21,069	—	—	21,069

Total Investments in Securities	$450,448	$34,297	$—	$484,745

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$469	$—	$—	$469

*	Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2016, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2016	53

SUMMARY SCHEDULE OF INVESTMENTS

Small/Mid Cap Equity Fund

May 31, 2016

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 95.3%

Consumer Discretionary — 12.4%
2U* (A)	0.4%	244,903	$6,818
Bright Horizons Family Solutions*	0.3	75,093	4,865
Carter’s	0.3	54,338	5,463
Five Below*	0.3	118,415	4,957
Hibbett Sports* (A)	0.3	142,238	4,913
National CineMedia	0.5	604,830	8,831
Sally Beauty Holdings*	0.5	259,115	7,442
ServiceMaster Global Holdings*	0.5	206,421	7,894
Other Securities (A)	9.3		152,430

			203,613

Consumer Staples — 3.8%
Spectrum Brands Holdings (A)	0.5	73,386	8,555
TreeHouse Foods*	0.4	60,882	5,766
Other Securities (A)	2.9		48,063

			62,384

Energy — 4.1%
Other Securities (A)	4.1		67,581

Financials — 23.6%
American Financial Group	0.4	97,803	7,167
Central Pacific Financial	0.3	202,572	4,856
CNO Financial Group	0.5	403,504	8,187
Equity Commonwealth*‡	0.3	164,126	4,742
Geo Group‡	0.4	172,766	5,746
Hanover Insurance Group	0.3	64,216	5,566
Huntington Bancshares	0.4	565,429	5,909
KeyCorp	0.3	373,896	4,793
LPL Financial Holdings (A)	0.3	194,097	5,413
Synovus Financial	0.3	155,757	5,011
United Community Banks	0.4	294,870	5,936
Other Securities‡ (A)	19.7		323,885

			387,211

Health Care — 10.2%
Accuray* (A)	0.3	939,200	5,119
Align Technology*	0.3	66,403	5,235
Cooper	0.4	35,644	5,803

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Ligand Pharmaceuticals, Cl B* (A)	0.4%	47,635	$5,697
STERIS	0.3	71,739	4,981
Other Securities (A)	8.5		141,020

			167,855

Industrials — 16.4%
CEB	0.4	98,529	6,282
Clean Harbors*	0.6	186,401	9,598
Deluxe	0.4	110,280	7,183
Forward Air	0.3	116,429	5,296
Great Lakes Dredge & Dock*	0.3	1,129,500	5,151
Heartland Express (A)	0.3	303,256	5,604
HEICO, Cl A	0.3	88,886	4,904
Huntington Ingalls Industries	0.3	34,864	5,349
ICF International*	0.3	131,724	5,372
Kirby*	0.4	92,631	6,492
MSC Industrial Direct, Cl A	0.3	74,378	5,575
Sensata Technologies Holding*	0.4	159,134	5,885
TriNet Group*	0.4	312,360	6,294
Tutor Perini*	0.3	210,900	4,771
Other Securities (A)	11.4		185,696

			269,452

Information Technology — 16.6%
Cadence Design Systems*	0.6	413,093	10,212
Cimpress* (A)	0.3	55,871	5,597
DST Systems	0.3	45,269	5,474
Euronet Worldwide*	0.5	101,230	8,079
Gartner*	0.3	49,313	5,011
Littelfuse	0.4	57,938	6,636
Trimble Navigation*	0.4	278,619	7,127
Other Securities (A)	13.7		223,595

			271,731

Materials — 3.5%
Berry Plastics Group*	0.3	133,127	5,215
Other Securities (A)	3.2		52,823

			58,038

Telecommunication Services — 0.7%
Other Securities (A)	0.7		11,029

Utilities — 4.0%
Pinnacle West Capital	0.4	77,487	5,702
Portland General Electric	0.3	129,569	5,336
Other Securities (A)	3.3		54,818

			65,856

Total Common Stock (Cost $1,365,825) ($ Thousands)			1,564,750

54	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

EXCHANGE TRADED FUND — 0.1%
Other Securities	0.1%		$2,249

Total Exchange Traded Fund (Cost $2,085) ($ Thousands)			2,249

RIGHT — 0.0%

United States — 0.0%
Other Securities	0.0		—

Total Right (Cost $–) ($ Thousands)			—

AFFILIATED PARTNERSHIP — 9.3%
SEI Liquidity Fund, L.P. 0.410%**† (B)	9.3	152,985,404	152,985

Total Affiliated Partnership (Cost $152,985) ($ Thousands)			152,985

U.S. TREASURY OBLIGATION — 0.1%
Other Securities (C)	0.1		1,014

Total U.S. Treasury Obligation (Cost $1,014) ($ Thousands)			1,014

CASH EQUIVALENT — 4.8%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.270%**†	4.8	78,824,896	78,825

Total Cash Equivalent (Cost $78,825) ($ Thousands)			78,825

Total Investments — 109.6% (Cost $1,600,734) ($ Thousands)			$1,799,823

A list of the open futures contracts held by the Fund at May 31, 2016, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation ($ Thousands)
Russell 2000 Index E-MINI	31	Jun-2016	$189
S&P Mid Cap 400 Index E-MINI	28	Jun-2016	187

			$376

For the year ended May 31, 2016, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $1,642,784 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2016.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2016 (see Note 12). The total market value of securities on loan at May 31, 2016 was $149,493 ($ Thousands).
(B)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2016 was $152,985 ($ Thousands).

(C)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

Cl — Class

L.P. — Limited Partnership

S&P — Standard & Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of May 31, 2016, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,564,750	$—	$—	$1,564,750
Exchange Traded Fund	2,249	—	—	2,249
Rights	—	—	—	—
U.S. Treasury Obligation	—	1,014	—	1,014
Affiliated Partnership	—	152,985	—	152,985
Cash Equivalent	78,825	—	—	78,825

Total Investments in Securities	$1,645,824	$153,999	$—	$1,799,823

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$376	$—	$—	$376

Total Other Financial Instruments	$376	$—	$—	$376

*	Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2016, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2016	55

SUMMARY SCHEDULE OF INVESTMENTS

U.S. Managed Volatility Fund

May 31, 2016

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 98.5%

Consumer Discretionary — 9.9%
Target	1.1%	232,529	$15,993
Other Securities	8.8		134,312

			150,305

Consumer Staples — 17.5%
Altria Group	1.6	378,949	24,116
Bunge	0.6	132,400	8,880
Clorox	0.7	82,191	10,565
Dr. Pepper Snapple Group	1.0	166,980	15,262
General Mills	0.7	156,000	9,794
Ingredion	0.6	78,059	9,165
Kimberly-Clark	0.6	75,617	9,606
Kroger	1.2	496,469	17,754
PepsiCo	0.7	106,325	10,757
Philip Morris International	0.7	111,215	10,975
Sysco	0.7	217,124	10,446
Tyson Foods, Cl A	1.0	233,907	14,919
Wal-Mart Stores	1.5	330,760	23,411
Other Securities	5.9		91,255

			266,905

Energy — 0.8%
Exxon Mobil	0.7	115,600	10,291
Other Securities	0.1		2,318

			12,609

Financials — 18.1%
Allstate	0.8	186,711	12,605
American Financial Group	0.7	137,852	10,102
Axis Capital Holdings	0.9	238,048	13,128
CBOE Holdings	0.7	156,030	9,931
Endurance Specialty Holdings	0.7	143,363	9,737
Everest Re Group	1.2	99,649	17,848
MFA Financial‡	0.6	1,182,993	8,529
PNC Financial Services Group	0.8	125,700	11,280
RenaissanceRe Holdings	0.7	96,961	11,200
Travelers	1.4	184,538	21,063
Validus Holdings	1.0	313,104	15,245
Other Securities‡	8.6		135,491

			276,159

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Health Care — 14.8%
Cardinal Health	1.0%	187,600	$14,811
Johnson & Johnson	2.4	323,143	36,415
McKesson	0.6	51,221	9,381
Merck	1.6	444,586	25,012
Pfizer	1.6	679,575	23,581
Quest Diagnostics	0.7	127,199	9,816
Other Securities	6.9		106,095

			225,111

Industrials — 5.4%
Deere	0.6	116,700	9,603
Northrop Grumman	0.7	47,700	10,144
United Technologies	0.6	92,000	9,253
Other Securities	3.5		53,413

			82,413

Information Technology — 11.0%
Amdocs	1.5	397,432	23,047
Cisco Systems	1.0	495,700	14,400
Intel	0.7	327,900	10,358
International Business Machines	0.8	77,400	11,900
Other Securities	7.0		108,341

			168,046

Materials — 2.4%
Other Securities	2.4		36,866

Telecommunication Services — 6.0%
AT&T	1.8	720,736	28,217
Verizon Communications	2.2	661,291	33,660
Other Securities	2.0		29,927

			91,804

Utilities — 12.6%
American Electric Power	1.1	266,804	17,270
Consolidated Edison	1.0	211,386	15,486
Edison International	1.3	265,593	19,024
Entergy	1.0	201,443	15,294
Exelon	0.8	343,184	11,761
FirstEnergy	0.8	371,556	12,191
PG&E	0.6	160,651	9,652
Pinnacle West Capital	0.8	156,705	11,532
Public Service Enterprise Group	1.1	387,616	17,346
Other Securities	4.1		61,729

			191,285

Total Common Stock (Cost $1,276,417) ($ Thousands)			1,501,503

U.S. TREASURY OBLIGATION — 0.2%
Other Securities (A)	0.2		3,538

Total U.S. Treasury Obligation (Cost $3,538) ($ Thousands)			3,538

56	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 0.2%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.270%**†	0.2%	3,593,737	$3,594

Total Cash Equivalent (Cost $3,594) ($ Thousands)			3,594

Total Investments — 98.9% (Cost $1,283,549) ($ Thousands)			$1,508,635

A list of the open futures contracts held by the Fund at May 31, 2016, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation ($ Thousands)
S&P 500 Index E-MINI	80	Jun-2016	$249

For the year ended May 31, 2016, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $1,524,568 ($ Thousands).

**	The rate reported is the 7-day effective yield as of May 31, 2016.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

Cl — Class

S&P — Standard & Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of May 31, 2016, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,501,503	$—	$—	$1,501,503
U.S. Treasury Obligation	—	3,538	—	3,538
Cash Equivalent	3,594	—	—	3,594

Total Investments in Securities	$1,505,097	$3,538	$—	$1,508,635

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$249	$—	$—	$249

*	Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2016, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2016	57

SUMMARY SCHEDULE OF INVESTMENTS

Global Managed Volatility Fund

May 31, 2016

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 93.5%

Australia — 3.7%
Other Securities‡	3.7%		$39,310

Austria — 0.3%
Other Securities	0.3		3,718

Belgium — 0.5%
Other Securities	0.5		5,019

Canada — 8.9%
Bank of Montreal	0.6	102,193	6,430
BCE	0.6	139,491	6,422
Canadian Imperial Bank of Commerce	0.5	62,918	4,894
Canadian Tire, Cl A	0.8	79,932	8,750
Rogers Communications, Cl B	0.5	134,063	5,124
Shaw Communications, Cl B	0.5	264,044	5,063
Other Securities‡	5.4		57,508

			94,191

Denmark — 0.2%
Other Securities	0.2		1,726

Finland — 0.0%
Other Securities	0.0		128

France — 1.3%
Sanofi-Aventis	0.5	62,000	5,086
TOTAL	0.5	100,300	4,877
Other Securities	0.3		3,741

			13,704

Germany — 0.9%
Other Securities	0.9		9,127

Hong Kong — 2.8%
CLP Holdings	1.0	1,154,301	10,892
Other Securities‡ (A)	1.8		18,423

			29,315

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Ireland — 0.1%
Other Securities‡	0.1%		$592

Israel — 1.9%
Bank Hapoalim	0.6	1,171,644	6,055
Other Securities	1.3		13,703

			19,758

Italy — 0.5%
Other Securities	0.5		5,320

Japan — 7.2%
Canon	0.5	184,400	5,341
Nippon Telegraph & Telephone	1.0	235,200	10,296
NTT DoCoMo	0.6	243,550	6,103
Other Securities	5.1		54,238

			75,978

Luxembourg — 0.0%
Other Securities	0.0		308

Netherlands — 0.4%
Other Securities	0.4		4,772

New Zealand — 2.2%
Spark New Zealand	0.5	1,980,773	4,958
Other Securities‡	1.7		18,953

			23,911

Norway — 0.9%
Other Securities	0.9		9,983

Portugal — 0.2%
Other Securities	0.2		2,097

Singapore — 2.1%
Other Securities‡	2.1		21,922

Spain — 0.9%
Other Securities	0.9		9,613

Sweden — 0.7%
Other Securities	0.7		7,916

Switzerland — 2.4%
Other Securities	2.4		25,116

United Kingdom — 6.7%
Imperial Brands	0.9	175,722	9,619
National Grid	0.6	420,772	6,167
SSE	0.6	306,196	6,828
Other Securities‡ (A)	4.6		48,403

			71,017

58	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

United States — 48.7%
Altria Group	0.7%	116,722	$7,428
Amdocs	1.0	177,243	10,278
American Electric Power	0.6	92,907	6,014
Annaly Capital Management‡	0.5	492,054	5,206
AT&T	1.4	386,494	15,131
Bunge	0.5	81,760	5,484
Cardinal Health	0.6	83,340	6,580
Cisco Systems	0.5	191,600	5,566
Clorox	0.5	42,603	5,476
Consolidated Edison	0.8	120,347	8,817
Edison International	0.7	95,600	6,848
Entergy	0.6	86,052	6,533
Everest Re Group	0.6	34,100	6,108
FirstEnergy	0.6	199,500	6,546
General Mills	0.6	102,863	6,458
Intel	0.5	150,500	4,754
International Business Machines	0.5	36,200	5,565
Johnson & Johnson	1.8	171,087	19,280
Kaiser Aluminum	0.5	59,374	5,089
Merck	1.1	203,800	11,466
Owens & Minor	0.5	135,169	5,040
Pfizer	0.7	209,700	7,277
Philip Morris International	0.6	67,734	6,684
Procter & Gamble	0.5	61,888	5,015
Public Service Enterprise Group	0.6	152,900	6,842
Quest Diagnostics	0.5	66,222	5,110
Republic Services, Cl A	0.5	103,827	5,013
Senior Housing Properties Trust‡	0.5	268,100	5,008
Sysco	0.9	204,226	9,825
Target	0.9	137,233	9,439
Travelers	0.8	77,500	8,846
Verizon Communications	1.1	230,900	11,753
Wal-Mart Stores	1.4	203,442	14,400
Other Securities‡	24.6		262,208

			517,087

Total Common Stock (Cost $923,221) ($ Thousands)			991,628

PREFERRED STOCK — 0.0%

Sweden — 0.0%
Other Securities	0.0		351

Total Preferred Stock (Cost $326) ($ Thousands)			351

RIGHT — 0.0%

New Zealand — 0.0%
Other Securities	0.0		30

Total Right (Cost $–) ($ Thousands)			30

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

U.S. TREASURY OBLIGATION — 0.4%
Other Securities (B)	0.4%		$4,397

Total U.S. Treasury Obligation (Cost $4,396) ($ Thousands)			4,397

CASH EQUIVALENT — 5.1%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.270%**†	5.1	54,497,840	54,498

Total Cash Equivalent (Cost $54,498) ($ Thousands)			54,498

Total Investments — 99.0% (Cost $982,441) ($ Thousands)			$1,050,904

A list of the open futures contracts held by the Fund at May 31, 2016, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation ($ Thousands)
DJ Euro Stoxx 50 Index	146	Jun-2016	$224
FTSE 100 Index	38	Jun-2016	40
Hang Seng Index	6	Jun-2016	19
S&P 500 Index E-MINI	216	Jun-2016	377
SPI 200 Index	17	Jun-2016	24
Topix Index	27	Jun-2016	85

			$769

For the period ended May 31, 2016, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the period.

A list of the open forward foreign currency contracts held by the Fund at May 31, 2016, is as follows:

Settlement Date	Currency to Deliver (Thousands)		Currency To Receive (Thousands)		Unrealized Appreciation (Depreciation) ($ Thousands)
06/30/16	USD	2	DKK	12	$—
06/30/16	USD	15	SGD	20	—
06/30/16	USD	28	NOK	232	—
06/30/16	USD	59	AUD	81	—
06/30/16	USD	82	EUR	74	—
06/30/16	USD	174	JPY	19,103	(2)
06/30/16	USD	347	CAD	451	(3)
06/30/16	DKK	5,726	USD	859	1
06/30/16	CHF	13,956	USD	14,091	26
06/30/16	NZD	17,814	USD	12,016	(11)
06/30/16	SGD	18,074	USD	13,097	(29)
06/30/16	GBP	25,814	USD	37,992	416
06/30/16	AUD	28,696	USD	20,605	(155)
06/30/16	EUR	35,564	USD	39,669	38
06/30/16	NOK	43,909	USD	5,272	20
06/30/16	SEK	53,456	USD	6,444	33

SEI Institutional Investments Trust / Annual Report / May 31, 2016	59

SUMMARY SCHEDULE OF INVESTMENTS

Global Managed Volatility Fund (Concluded)

May 31, 2016

Settlement Date	Currency to Deliver (Thousands)		Currency To Receive (Thousands)		Unrealized Appreciation (Depreciation) ($ Thousands)
06/30/16	CAD	62,128	USD	47,488	$(14)
06/30/16	HKD	119,719	USD	15,420	1
06/30/16	JPY	4,568,205	USD	41,447	202

					$523

A list of the counterparties for the open forward foreign currency contracts held by the Fund at May 31, 2016, is as follows:

Counterparty	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized Appreciation ($ Thousands)
Brown Brothers Harriman	$(254,579)	$255,102	$523

For the period ended May 31, 2016, the total amount of all open forward foreign currency contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the period.

Percentages are based on a Net Assets of $1,061,014 ($ Thousands).

**	The rate reported is the 7-day effective yield as of May 31, 2016.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2016, the value of these securities amounted to $1,044 ($ Thousands), representing 0.0% of the net assets of the Fund.

(B)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

Cl — Class

DJ — Dow Jones

DKK — Danish Krone

EUR — Euro

FTSE — Financial Times and Stock Exchange

GBP — British Pound Sterling

HKD — Hong Kong Dollar

JPY — Japanese Yen

NOK — Norwegian Krone

NZD — New Zealand Dollar

S&P — Standard & Poor’s

SGD — Singapore Dollar

SEK — Swedish Krona

SPI — Share Price Index

USD — United States Dollar

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of May 31, 2016, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$991,628	$—	$—	$991,628
Preferred Stock	351	—	—	351
Right	30	—	—	30
U.S. Treasury Obligation	—	4,397	—	4,397
Cash Equivalent	54,498	—	—	54,498

Total Investments in Securities	$1,046,507	$4,397	$—	$1,050,904

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$769	$—	$—	$769
Forwards Contracts*
Unrealized Appreciation	—	737	—	737
Unrealized Depreciation	—	(214)	—	(214)

Total Other Financial Instruments	$769	$523	$—	$1,292

*	Futures contracts and forwards contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the period ended May 31, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the period ended May 31, 2016, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

60	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SUMMARY SCHEDULE OF INVESTMENTS

World Equity Ex-US Fund

May 31, 2016

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 93.5%

Argentina — 0.6%
Other Securities	0.6%		$44,068

Australia — 3.5%
Other Securities‡ (A)	3.5		239,907

Austria — 1.0%
Other Securities (A)	1.0		68,479

Belgium — 0.6%
Other Securities	0.6		41,650

Brazil — 1.6%
Other Securities (A)	1.6		108,283

Canada — 5.5%
Bank of Montreal	0.5	506,700	31,879
Magna International, Cl A	0.5	923,941	37,612
Other Securities (A)	4.5		310,644

			380,135

Chile — 0.0%
Other Securities	0.0		3,064

China — 1.6%
Other Securities (A)	1.6		110,896

Colombia — 0.2%
Other Securities (A)	0.2		14,507

Czech Republic — 0.2%
Other Securities	0.2		12,929

Denmark — 1.4%
Other Securities	1.4		96,878

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Finland — 1.0%
Other Securities (A)	1.0%		$67,313

France — 5.2%
Atos	0.4	321,258	29,706
AXA	0.5	1,507,844	37,903
TOTAL	0.5	696,454	33,863
Other Securities (A)	3.8		258,695

			360,167

Germany — 5.8%
adidas	0.4	223,317	28,627
Continental	0.5	146,865	31,522
Deutsche Boerse	0.8	624,803	54,776
Deutsche Lufthansa (A)	0.6	3,008,938	42,190
SAP	0.6	508,869	41,332
Other Securities (A)	2.9		201,665

			400,112

Hong Kong — 4.4%
China Mobile	0.6	3,672,100	41,882
Hong Kong Exchanges and Clearing	0.6	1,615,631	38,685
Tencent Holdings	0.5	1,418,009	31,634
Other Securities (A)	2.7		195,616

			307,817

Hungary — 0.1%
Other Securities	0.1		8,162

India — 1.3%
HDFC Bank ADR	0.4	472,003	30,378
ICICI Bank ADR	0.6	6,151,634	44,230
Other Securities	0.3		16,574

			91,182

Indonesia — 0.7%
Other Securities (A)	0.7		45,098

Ireland — 1.3%
Ryanair Holdings ADR	0.4	354,564	30,989
Shire ADR (A)	0.3	100,262	18,665
Other Securities	0.6		43,869

			93,523

Israel — 1.3%
Teva Pharmaceutical Industries ADR	0.9	1,167,701	60,569
Other Securities (A)	0.4		31,598

			92,167

Italy — 1.1%
Other Securities (A)	1.1		74,171

Japan — 12.2%
Denso	0.7	1,235,300	48,664
Isuzu Motors	0.4	2,332,800	28,102

SEI Institutional Investments Trust / Annual Report / May 31, 2016	61

SUMMARY SCHEDULE OF INVESTMENTS

World Equity Ex-US Fund (Continued)

May 31, 2016

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
Japan Exchange Group	0.6%	3,085,408	$42,009
KDDI	0.7	1,667,585	48,672
Secom	0.6	500,200	39,171
Other Securities	9.2		635,172

			841,790

Malaysia — 0.4%
Other Securities	0.4		25,701

Mexico — 0.3%
Other Securities (A)	0.3		24,096

Netherlands — 2.6%
Unilever	0.5	710,086	31,909
Other Securities (B)	2.1		146,783

			178,692

Norway — 1.3%
DnB	0.6	3,214,656	41,244
Other Securities (A)	0.7		49,790

			91,034

Panama — 0.1%
Other Securities (A)	0.1		7,539

Peru — 0.4%
Other Securities	0.4		25,062

Poland — 0.1%
Other Securities	0.1		7,007

Portugal — 0.4%
Other Securities	0.4		25,582

Qatar — 0.0%
Other Securities	0.0		3,172

Russia — 0.8%
Other Securities (A)	0.8		58,086

Singapore — 1.1%
DBS Group Holdings	0.5	2,835,000	31,918
Other Securities	0.6		44,230

			76,148

South Africa — 1.6%
Naspers, Cl N	0.6	256,094	37,639
Other Securities (A)	1.0		73,545

			111,184

South Korea — 3.5%
Korea Electric Power ADR	0.6	1,469,911	38,820
Samsung Electronics	1.2	73,422	79,595
Other Securities	1.7		121,356

			239,771

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Spain — 1.7%
Amadeus IT Holding, Cl A	0.7%	1,039,986	$48,204
Other Securities	1.0		72,629

			120,833

Sweden — 2.5%
Other Securities (A)	2.5		176,118

Switzerland — 4.3%
Actelion	0.5	201,996	33,138
Nestle	0.5	462,378	34,137
Novartis ADR	0.4	381,352	30,321
Roche Holding	0.5	132,984	34,898
Other Securities (A)	2.4		161,962

			294,456

Taiwan — 3.0%
Taiwan Semiconductor Manufacturing	0.3	4,807,000	23,068
Taiwan Semiconductor Manufacturing ADR	1.0	2,930,744	72,448
Other Securities (A)	1.7		115,426

			210,942

Thailand — 0.4%
Other Securities	0.4		24,442

Turkey — 0.8%
Other Securities	0.8		57,044

United Arab Emirates — 0.3%
Other Securities	0.3		19,942

United Kingdom — 13.9%
ARM Holdings	0.4	1,778,722	25,553
ARM Holdings ADR	0.7	1,178,458	50,792
AstraZeneca	0.5	599,399	35,141
Diageo	0.4	1,113,676	30,320
Imperial Brands	0.5	643,422	35,222
ITV	0.6	12,986,799	40,602
Persimmon	0.5	1,225,782	37,502
Rio Tinto	0.5	1,233,280	34,869
Royal Dutch Shell, Cl A	0.7	2,040,893	49,894
Royal Dutch Shell, Cl A (GBP)	0.1	120,089	2,897
Royal Dutch Shell ADR, Cl A (A)	0.4	627,200	30,413
Shire	1.0	1,058,538	65,634
Vodafone Group	0.5	10,196,290	34,260
WPP	0.4	1,200,141	27,809
Other Securities (A)	6.7		458,459

			959,367

United States — 3.4%
Carnival, Cl A	0.5	730,900	34,893
Core Laboratories (A)	0.5	306,587	37,174
Everest Re Group	0.6	226,031	40,484
ICON*	0.8	826,090	58,190

62	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
Other Securities (A)	1.0%		$61,335

			232,076

Total Common Stock (Cost $6,347,727) ($ Thousands)			6,470,592

PREFERRED STOCK — 0.4%

Brazil — 0.4%
Other Securities (A)	0.4		23,386

Total Preferred Stock (Cost $39,158) ($ Thousands)			23,386

RIGHT — 0.0%

United Arab Emirates — 0.0%
Other Securities	0.0		1,766

Total Right (Cost $–) ($ Thousands)			1,766

AFFILIATED PARTNERSHIP — 5.2%
SEI Liquidity Fund, L.P. 0.410%**† (C)	5.2	362,212,338	362,212

Total Affiliated Partnership (Cost $362,212) ($ Thousands)			362,212

U.S. TREASURY OBLIGATION — 0.4%
Other Securities (D)	0.4		27,747

Total U.S. Treasury Obligation (Cost $27,743) ($ Thousands)			27,747

CASH EQUIVALENT — 2.8%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.270%**†	2.8	197,214,725	197,215

Total Cash Equivalent (Cost $197,215) ($ Thousands)			197,215

Total Investments — 102.3% (Cost $6,974,055) ($ Thousands)			$7,082,918

A list of the open futures contracts held by the Fund at May 31, 2016, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation ($ Thousands)
DJ Euro Stoxx 50 Index	1,940	Jun-2016	$2,955
FTSE 100 Index	466	Jun-2016	254
Hang Seng Index	269	Jun-2016	809
S&P TSX 60 Index	198	Jun-2016	698
SPI 200 Index	219	Jun-2016	950
Topix Index	346	Jun-2016	2,139

			$7,805

For the year ended May 31, 2016, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $6,923,937 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2016.

†	Investment in Affiliated Security (see Note 6).

‡	Real Estate Investment Trust.

(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2016, (see Note 12). The total market value of securities on loan at May 31, 2016, was $344,379 ($ Thousands).

(B)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2016, the value of these securities amounted to $19,688
($ Thousands), representing 0.3% of the net assets of the Fund.

(C)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2016 was $362,212 ($ Thousands).

(D)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

ADR — American Depositary Receipt

Cl — Class

DJ — Dow Jones

FTSE — Financial Times and Stock Exchange

GBP — British Pound Sterling

L.P. — Limited Partnership

S&P — Standard & Poor’s

SPI — Share Price Index

TSX — Toronto Stock Exchange

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

SEI Institutional Investments Trust / Annual Report / May 31, 2016	63

SUMMARY SCHEDULE OF INVESTMENTS

World Equity Ex-US Fund (Concluded)

May 31, 2016

The following is a list of the level of inputs used as of May 31, 2016, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$6,470,592	$—	$—	$6,470,592
Preferred Stock	23,386	—	—	23,386
Right	1,766	—	—	1,766
Affiliated Partnership	—	362,212	—	362,212
U.S. Treasury Obligation	—	27,747	—	27,747
Cash Equivalent	197,215	—	—	197,215

Total Investments in Securities	$6,692,959	$389,959	$—	$7,082,918

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$7,805	$—	$—	$7,805

*	Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2016, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

64	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SUMMARY SCHEDULE OF INVESTMENTS

Screened World Equity Ex-US Fund

May 31, 2016

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 92.3%

Argentina — 0.5%
MercadoLibre	0.5%	2,936	$401
Other Securities	0.0		20

			421

Australia — 2.8%
Cochlear	0.6	6,093	533
Commonwealth Bank of Australia	0.5	7,214	405
Other Securities‡	1.7		1,351

			2,289

Austria — 2.1%
Other Securities	2.1		1,741

Belgium — 0.2%
Other Securities	0.2		163

Brazil — 0.8%
Other Securities	0.8		655

Canada — 6.1%
Fairfax Financial Holdings	0.5	840	433
Magna International, Cl A	0.5	9,360	381
Royal Bank of Canada	0.6	7,800	470
Toronto-Dominion Bank	0.5	10,400	454
Other Securities	4.0		3,347

			5,085

Chile — 0.1%
Other Securities	0.1		91

China — 1.4%
Alibaba Group Holding ADR*	0.5	4,611	378
Other Securities	0.9		806

			1,184

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Colombia — 0.3%
Other Securities	0.3%		$274

Czech Republic — 0.3%
Other Securities	0.3		240

Denmark — 1.8%
Other Securities	1.8		1,462

Finland — 1.8%
Kone, Cl B	0.5	8,131	385
Neste Oil	0.5	11,654	393
Other Securities	0.8		703

			1,481

France — 4.9%
Sodexo	0.5	3,634	382
Other Securities	4.4		3,672

			4,054

Germany — 4.6%
Allianz	0.7	3,539	578
Continental	0.7	2,802	601
Deutsche Boerse	0.5	4,877	428
Other Securities	2.7		2,166

			3,773

Hong Kong — 3.4%
China Mobile	0.5	33,500	382
Other Securities	2.9		2,406

			2,788

Hungary — 0.1%
Other Securities	0.1		119

India — 1.2%
HDFC Bank ADR	0.7	8,522	548
ICICI Bank ADR	0.5	58,826	423

			971

Indonesia — 0.6%
Other Securities	0.6		535

Ireland — 1.1%
Ryanair Holdings ADR	0.6	6,690	585
Other Securities	0.5		329

			914

Israel — 1.1%
Teva Pharmaceutical Industries ADR	0.7	11,446	594
Other Securities	0.4		312

			906

Italy — 0.8%
Other Securities	0.8		644

Japan — 11.5%
Denso	1.1	23,600	930

SEI Institutional Investments Trust / Annual Report / May 31, 2016	65

SUMMARY SCHEDULE OF INVESTMENTS

Screened World Equity Ex-US Fund (Concluded)

May 31, 2016

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
Japan Exchange Group	0.5%	29,900	$407
Mitsui Sumitomo Insurance Group Holdings	0.5	13,300	379
Secom	0.9	9,400	736
Toyota Motor	0.5	8,100	422
Other Securities	8.0		6,655

			9,529

Malaysia — 0.5%
Other Securities	0.5		451

Mexico — 0.3%
Other Securities	0.3		231

Netherlands — 2.4%
Heineken Holding	0.5	4,800	394
Unilever	1.4	26,375	1,185
Other Securities	0.5		380

			1,959

New Zealand — 0.2%
Other Securities	0.2		191

Norway — 1.4%
DnB	0.6	41,581	534
Other Securities	0.8		640

			1,174

Panama — 0.2%
Other Securities	0.2		145

Peru — 0.2%
Other Securities	0.2		176

Philippines — 0.1%
Other Securities	0.1		38

Poland — 0.2%
Other Securities	0.2		170

Portugal — 0.5%
Other Securities	0.5		372

Qatar — 0.3%
Other Securities	0.3		268

Russia — 1.2%
Other Securities	1.2		1,011

Singapore — 1.7%
DBS Group Holdings	0.5	37,400	421
Other Securities	1.2		1,019

			1,440

South Africa — 2.3%
Naspers, Cl N	0.9	4,831	710
Other Securities	1.4		1,150

			1,860

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

South Korea — 3.3%
Samsung Electronics	1.8%	1,354	$1,468
Other Securities	1.5		1,263

			2,731

Spain — 2.0%
Amadeus IT Holding, Cl A	0.9	16,084	746
Industria de Diseno Textil	0.5	12,785	432
Other Securities	0.6		461

			1,639

Sweden — 2.5%
Atlas Copco, Cl B	0.5	18,313	436
Getinge, Cl B	0.5	19,739	421
Svenska Handelsbanken, Cl A	0.6	37,335	477
Other Securities	0.9		774

			2,108

Switzerland — 4.4%
Nestle	0.9	10,287	760
Novartis ADR	0.7	7,202	573
Roche Holding	0.8	2,511	659
Other Securities	2.0		1,620

			3,612

Taiwan — 3.5%
Advanced Semiconductor Engineering	0.6	435,000	492
Taiwan Semiconductor Manufacturing ADR	1.6	52,810	1,306
Taiwan Semiconductor Manufacturing	0.7	117,000	562
Other Securities	0.6		563

			2,923

Thailand — 0.9%
Other Securities	0.9		777

Turkey — 0.6%
Other Securities	0.6		496

United Kingdom — 12.3%
ARM Holdings	0.6	33,617	483
ARM Holdings ADR	1.2	22,290	961
Carnival	0.3	4,740	235
Diageo	0.7	21,032	573
HSBC Holdings	0.5	64,087	415
Shire	1.2	15,482	960
Other Securities	7.8		6,594

			10,221

United States — 3.8%
Carnival, Cl A	0.8	13,803	659
Core Laboratories	0.9	5,721	694
Everest Re Group	0.9	4,275	766
ICON*	1.0	11,712	825

66	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
Other Securities	0.2%		$226

			3,170

Total Common Stock (Cost $78,103) ($ Thousands)			76,482

PREFERRED STOCK — 1.0%

Brazil — 1.0%
Other Securities	1.0		789

Germany — 0.0%
Other Securities	0.0		13

Total Preferred Stock (Cost $1,230) ($ Thousands)			802

RIGHTS — 0.0%

Italy — 0.0%
Other Securities	0.0		—

Total Rights (Cost $–) ($ Thousands)			—

U.S. TREASURY OBLIGATION — 0.5%
Other Securities (A)	0.5		370

Total U.S. Treasury Obligation (Cost $370) ($ Thousands)			370

CASH EQUIVALENT — 2.5%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.270%**†	2.5	2,083,935	2,084

Total Cash Equivalent (Cost $2,084) ($ Thousands)			2,084

Total Investments — 96.3% (Cost $81,787) ($ Thousands)			$79,738

A list of the open futures contracts held by the Fund at May 31, 2016, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
DJ Euro Stoxx 50 Index	19	Jun-2016	$20
FTSE 100 Index	4	Jun-2016	—
Hang Seng Index	3	Jun-2016	8
S&P TSX 60 Index	3	Jun-2016	1
SPI 200 Index	2	Jun-2016	(1)
Topix Index	3	Jun-2016	13

			$41

For the year ended May 31, 2016, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $82,836 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2016.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

ADR — American Depositary Receipt

Cl — Class

DJ — Dow Jones

FTSE — Financial Times and Stock Exchange

S&P — Standard & Poor’s

SPI — Share Price Index

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of May 31, 2016, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$76,482	$—	$—	$76,482
Preferred Stock	802	—	—	802
Rights	—	—	—	—
U.S. Treasury Obligation	—	370	—	370
Cash Equivalent	2,084	—	—	2,084

Total Investments in Securities	$79,368	$370	$—	$79,738

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$42	$—	$—	$42
Unrealized Depreciation	(1)	—	—	(1)

Total Other Financial Instruments	$41	$—	$—	$41

*	Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2016, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2016	67

SUMMARY SCHEDULE OF INVESTMENTS

Emerging Markets Equity Fund

May 31, 2016

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
COMMON STOCK — 84.7%

Argentina — 2.6%
Grupo Financiero Galicia ADR	0.6%	205,192	$5,830
MercadoLibre	0.7	50,580	6,904
YPF ADR	0.5	226,037	4,726
Other Securities	0.8		6,463

			23,923

Bangladesh — 0.4%
Other Securities	0.4		3,927

Botswana — 0.0%
Other Securities	0.0		296

Brazil — 3.2%
Ambev	0.7	1,241,640	6,531
Raia Drogasil	0.6	339,665	5,398
Other Securities	1.9		17,664

			29,593

Canada — 0.9%
Other Securities	0.9		8,757

Chile — 0.7%
Other Securities	0.7		6,318

China — 6.9%
China Biologic Products*	0.5	42,380	4,999
Ctrip.com International ADR*	0.7	152,145	6,962
NetEase ADR	0.5	27,243	4,845
Other Securities (A)	5.2		47,712

			64,518

Colombia — 1.3%
Bancolombia ADR, Cl R	0.4	119,033	3,876
Other Securities	0.9		7,942

			11,818

Czech Republic — 0.2%
Other Securities (A)	0.2		1,556

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Egypt — 0.4%
Other Securities (A)	0.4%		$3,794

Georgia — 0.4%
Other Securities	0.4		3,795

Greece — 0.7%
Other Securities	0.7		6,697

Hong Kong — 9.2%
Bank of China	1.0	22,792,000	9,272
China Construction Bank	0.8	11,270,000	7,269
Industrial & Commercial Bank of China	0.5	9,587,000	5,085
Tencent Holdings	1.6	658,400	14,688
Other Securities (A)	5.3		49,692

			86,006

Hungary — 0.4%
Other Securities	0.4		3,840

India — 1.9%
Dr Reddy’s Laboratories ADR	0.4	83,100	3,919
HDFC Bank ADR	0.7	96,390	6,204
Other Securities	0.8		7,696

			17,819

Indonesia — 4.1%
Kalbe Farma*	0.6	50,223,995	5,258
Pakuwon Jati	0.4	101,768,603	4,098
Other Securities	3.1		28,670

			38,026

Ivory Coast — 0.2%
Other Securities	0.2		1,515

Kashmiri — 0.0%
Other Securities	0.0		389

Kazakhstan — 0.4%
Other Securities	0.4		4,149

Kenya — 0.5%
Other Securities	0.5		4,362

Malaysia — 0.7%
Other Securities	0.7		6,754

Mauritius — 0.2%
Other Securities	0.2		1,431

Mexico — 4.0%
Banregio Grupo Financiero	0.5	888,280	4,878
Grupo Televisa ADR	0.5	169,795	4,540

68	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
Kimberly-Clark de Mexico, Cl A	0.6%	2,203,145	$5,246
Wal-Mart de Mexico	0.8	3,070,730	7,167
Other Securities	1.6		15,674

			37,505

Morocco — 0.4%
Other Securities	0.4		3,350

Nigeria — 0.4%
Other Securities	0.4		3,318

Oman — 0.1%
Other Securities	0.1		852

Pakistan — 0.9%
Other Securities	0.9		8,606

Panama — 0.4%
Other Securities	0.4		4,030

Peru — 1.3%
Other Securities (A)	1.3		12,283

Philippines — 3.5%
BDO Unibank	0.4	1,731,081	3,739
Megaworld	0.4	43,552,007	4,191
Robinsons Land	0.4	6,743,600	4,182
Universal Robina	0.7	1,512,105	6,305
Other Securities	1.6		14,744

			33,161

Poland — 1.8%
Eurocash	0.9	643,949	7,998
Other Securities	0.9		9,250

			17,248

Qatar — 0.6%
Other Securities	0.6		5,420

Romania — 1.0%
Banca Transilvania	0.7	12,758,303	6,696
Other Securities	0.3		2,678

			9,374

Russia — 2.3%
Yandex, Cl A*	1.0	432,375	8,907
Other Securities	1.3		12,897

			21,804

Singapore — 0.2%
Other Securities	0.2		1,900

South Africa — 3.1%
Mr Price Group	0.4	342,430	4,017
Other Securities	2.7		24,568

			28,585

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

South Korea — 8.8%
Amorepacific	0.7%	17,544	$6,146
Kia Motors	0.5	116,300	4,552
Korea Electric Power ADR	0.5	170,400	4,500
KT&G	0.6	53,839	5,760
Medy-Tox	0.5	12,735	4,691
Samsung Electronics	1.2	10,736	11,639
Other Securities	4.8		45,412

			82,700

Switzerland — 0.1%
Other Securities (A)	0.1		1,034

Taiwan — 9.7%
Hon Hai Precision Industry	0.8	3,026,250	7,433
Pegatron	0.5	2,373,000	4,941
Powertech Technology	0.4	1,569,000	3,382
Taiwan Semiconductor Manufacturing ADR	1.5	583,325	14,420
Taiwan Semiconductor Manufacturing	0.4	743,000	3,566
Other Securities	6.1		57,090

			90,832

Thailand — 3.3%
Other Securities	3.3		30,837

Turkey — 2.1%
Coca-Cola Icecek	0.4	302,725	3,692
Other Securities‡	1.7		15,596

			19,288

Ukraine — 0.1%
Other Securities	0.1		559

United Arab Emirates — 2.1%
Emaar Properties	0.8	4,492,619	7,645
Other Securities	1.3		12,389

			20,034

United Kingdom — 0.8%
Other Securities (A)	0.8		7,799

United States — 2.4%
Kansas City Southern	0.6	57,010	5,308
PriceSmart	0.9	93,755	8,306
Other Securities	0.9		8,722

			22,336

Total Common Stock
(Cost $815,802) ($ Thousands)			792,138

SEI Institutional Investments Trust / Annual Report / May 31, 2016	69

SUMMARY SCHEDULE OF INVESTMENTS

Emerging Markets Equity Fund (Concluded)

May 31, 2016

Description	Percentage of Net Assets (%)	Number of Participation Notes	Market Value ($ Thousands)

PARTICIPATION NOTES* — 7.5%

Africa — 0.3%
Other Securities	0.3%		$2,276

Chile — 0.2%
Other Securities	0.2		2,094

China — 0.2%
Other Securities	0.2		2,160

Colombia — 0.1%
Other Securities	0.1		718

Egypt — 0.3%
Emaar Misr for Development, Expires 05/02/18	0.1	1,685	446
Palm Hills Developments, Expires 05/02/18	0.2	8,970	2,484

			2,930

India — 1.2%
LIC Housing Finance, Expires 03/08/19	0.2	215	1,505
Shriram Transport Finance, Expires 01/30/19	0.2	96	1,693
SKS Microfinance, Expires 11/05/18	0.4	378	3,661
Other Securities	0.4		4,536

			11,395

Japan — 0.0%
Other Securities	0.0		123

Kuwait — 0.9%
Kuwait Food Americana SAK, Expires 02/14/19	0.1	121	930
Mezzan Holding, Expires 05/02/18	0.3	698	2,388
National Bank of Kuwait, Expires 11/20/18	0.1	318	659
Other Securities	0.4		4,741

			8,718

Pakistan — 0.6%
United Bank, Expires 10/31/16	0.4	2,526	4,077
Other Securities	0.2		1,582

			5,659

Saudi Arabia — 1.7%
Bupa Arabia for Cooperative Insurance, Expires 04/05/17	0.0	6	206
Bupa Arabia for Cooperative Insurance, Expires 04/05/17	0.3	76	2,847

Description	Percentage of Net Assets (%)	Number of Participation Notes	Market Value ($ Thousands)

Fawaz Abdulaziz Al Hokair, Expires 03/02/17	0.1%	54	$669
Mouwasat Medical Services, Expires 09/20/17	0.2	60	2,083
National Industrialization, Expires 07/12/17	0.1	236	794
National Industrialization, Expires 07/12/17	0.3	841	2,833
Samba Financial Group, Expires 03/02/17	0.2	244	1,378
Other Securities	0.5		4,768

			15,578

Singapore — 0.1%
Other Securities	0.1		957

Spain — 0.1%
Other Securities	0.1		844

Sri Lanka — 0.3%
Other Securities	0.3		3,120

Turkey — 0.1%
Other Securities	0.1		1,232

Vietnam — 1.4%
Other Securities	1.4		12,942

Total Participation Notes (Cost $72,947) ($ Thousands)			70,746

		Shares

EXCHANGE TRADED FUNDS — 3.1%

United States — 3.1%
iPath MSCI India Index ETN	0.6	77	4,963
iShares MSCI Emerging Markets Index Fund	1.0	285	9,426

iShares MSCI Frontier 100 ETF	0.1	41	1,042
iShares MSCI India ETF	0.5	180	4,962
WisdomTree India Earnings Fund	0.9	422	8,345

Total Exchange Traded Funds (Cost $30,516) ($ Thousands)			28,738

PREFERRED STOCK — 1.4%

Brazil — 1.0%
Other Securities	1.0		8,704

Colombia — 0.3%
Other Securities	0.3		3,020

70	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

South Korea — 0.1%
Other Securities	0.1%		$1,147

Total Preferred Stock (Cost $12,745) ($ Thousands)			12,871

RIGHTS — 0.0%

Brazil — 0.0%
Other Securities	0.0		5

United Arab Emirates — 0.0%
Other Securities	0.0		253

Total Rights (Cost $–) ($ Thousands)			258

CASH EQUIVALENT — 0.3%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.270%**†	0.3	2,804,047	2,804

Total Cash Equivalent (Cost $2,804) ($ Thousands)			2,804

Total Investments — 97.0% (Cost $934,814) ($ Thousands)			$907,555

Percentages are based on a Net Assets of $935,399 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2016.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2016, the value of these securities amounted to $9,873 ($ Thousands), representing 1.1% of the net assets of the Fund.

ADR — American Depositary Receipt

Cl — Class

ETN — Exchange Traded Note

ETF — Exchange Traded Fund

MSCI — Morgan Stanley Capital International

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of May 31, 2016, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$792,138	$—	$—	$792,138
Participation Notes	—	70,746	—	70,746
Exchange Traded Funds	28,738	—	—	28,738
Preferred Stock	12,871	—	—	12,871
Rights	258	—	—	258
Cash Equivalent	2,804	—	—	2,804

Total Investments in Securities	$836,809	$70,746	$—	$907,555

For the year ended May 31, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2016, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2016	71

SCHEDULE OF INVESTMENTS

Opportunistic Income Fund

May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES — 37.1%

Agency Mortgage-Backed Obligations — 5.8%
FHLMC ARM
3.367%, 03/01/2036 (A)	$2,522	$2,688
2.519%, 06/01/2035 (A)	2,278	2,402
2.378%, 10/01/2035 (A)	1,191	1,241
FHLMC CMO, Ser 2007-3311, Cl FN
0.735%, 05/15/2037 (A)	833	827
FHLMC CMO, Ser 2010-3721, Cl FB
0.934%, 09/15/2040 (A)	2,806	2,824
FHLMC CMO, Ser 2011-3891, Cl BF
0.984%, 07/15/2041 (A)	1,933	1,935
FHLMC Multifamily Structured Pass-Through Certificates CMO, Ser 2011-K010, Cl A1
3.320%, 07/25/2020	1,064	1,090
FHLMC Multifamily Structured Pass-Through Certificates, Ser K011, Cl X1, IO
0.293%, 11/25/2020 (A)	113,155	1,264
FHLMC Multifamily Structured Pass-Through Certificates, Ser K703, Cl X1, IO
2.022%, 05/25/2018 (A)	29,166	970
FHLMC Multifamily Structured Pass-Through Certificates, Ser K708, Cl X1, IO
1.464%, 01/25/2019 (A)	83,148	2,771
FHLMC Multifamily Structured Pass-Through Certificates, Ser K710, Cl X1, IO
1.897%, 05/25/2019 (A)	30,375	1,317
FHLMC REMIC, Ser 2007-3335, Cl BF
0.584%, 07/15/2019 (A)	246	245
FHLMC REMIC, Ser 2010-83, Cl BA
5.000%, 08/25/2040	670	720
FNMA
6.000%, 09/01/2039 to 04/01/2040	1,158	1,321
4.500%, 10/01/2024	1,978	2,120
3.000%, 05/01/2022 to 12/01/2030	4,904	5,149
FNMA ARM

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

2.770%, 04/01/2034 (A)	$1,329	$1,403
2.766%, 05/01/2035 (A)	1,235	1,302
2.759%, 04/01/2033 (A)	304	323
2.675%, 10/01/2033 (A)	319	332
2.634%, 10/01/2033 (A)	542	574
2.601%, 07/01/2036 (A)	2,044	2,156
2.560%, 09/01/2033 (A)	1,201	1,245
2.554%, 05/01/2035 (A)	844	891
2.553%, 10/01/2024 (A)	227	242
2.550%, 05/01/2034 (A)	541	566
2.543%, 10/01/2033 (A)	456	483
2.527%, 09/01/2034 (A)	779	826
2.519%, 10/01/2033 (A)	889	940
2.504%, 06/01/2035 (A)	921	970
2.493%, 08/01/2034 (A)	1,397	1,479
2.481%, 01/01/2034 (A)	864	905
2.439%, 05/01/2037 (A)	2,693	2,817
2.354%, 06/01/2035 (A)	581	601
2.282%, 03/01/2035 (A)	2,084	2,159
2.256%, 10/01/2035 (A)	1,539	1,625
2.155%, 07/01/2034 (A)	642	674
2.127%, 07/01/2034 (A)	1,428	1,493
2.097%, 02/01/2035 (A)	1,581	1,639
FNMA CMO, Ser 2005-92, Cl UF
0.796%, 10/25/2025 (A)	1,674	1,672
FNMA CMO, Ser 2010-87, Cl PF
0.846%, 06/25/2040 (A)	2,352	2,352
FNMA CMO, Ser 2011-63, Cl FG
0.896%, 07/25/2041 (A)	1,839	1,841
FNMA CMO, Ser 2011-88, Cl AB
2.500%, 09/25/2026	1,486	1,500
FNMA CMO, Ser 2012-112, Cl BI, IO
3.000%, 09/25/2031	11,905	1,113
FNMA CMO, Ser 2013-96, Cl FW
0.846%, 09/25/2043 (A)	1,944	1,950
FNMA REMIC, Ser 2011-406, Cl 6, IO
4.000%, 01/25/2041 (A)	1,009	161
FNMA TBA
3.500%, 06/15/2026	1,150	1,214
FNMA, Ser M7, Cl A2
2.578%, 09/25/2018	2,628	2,685
GNMA ARM
2.187%, 12/20/2060 (A)	3,005	3,124
1.970%, 09/20/2060 to 11/20/2060 (A)	3,042	3,101
1.703%, 11/20/2060 (A)	2,582	2,623
1.520%, 12/20/2060 (A)	3,103	3,159
GNMA CMO, Ser 2002-66, Cl FC
0.835%, 07/16/2031 (A)	1,178	1,182
Mortgage-Linked Amortizing Notes CMO, Ser 2012-1, Cl A10
2.060%, 01/15/2022	1,355	1,376

72	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

NCUA Guaranteed Notes CMO, Ser 2010-A1, Cl A
0.788%, 12/07/2020 (A)	$5,592	$5,577
NCUA Guaranteed Notes CMO, Ser 2010-R1, Cl 1A
0.890%, 10/07/2020 (A)	6,160	6,173
NCUA Guaranteed Notes CMO, Ser 2010-R2, Cl 2A
0.906%, 11/05/2020 (A)	6,507	6,505
NCUA Guaranteed Notes CMO, Ser 2010-R3, Cl 1A
0.996%, 12/08/2020 (A)	7,281	7,294
NCUA Guaranteed Notes CMO, Ser 2010-R3, Cl 2A
0.996%, 12/08/2020 (A)	439	440
NCUA Guaranteed Notes CMO, Ser 2011-R1, Cl 1A
0.890%, 01/08/2020 (A)	4,119	4,128
NCUA Guaranteed Notes CMO, Ser 2011-R2, Cl 1A
0.836%, 02/06/2020 (A)	4,889	4,891
NCUA Guaranteed Notes CMO, Ser 2011-R3, Cl 1A
0.838%, 03/11/2020 (A)	4,986	4,978
NCUA Guaranteed Notes CMO, Ser 2011-R4, Cl 1A
0.816%, 03/06/2020 (A)	540	541

		124,109

Non-Agency Mortgage-Backed Obligations — 31.3%
A10 Term Asset Financing LLC, Ser 2013-2, Cl A
2.620%, 11/15/2027 (B)	1,513	1,501
Adjustable Rate Mortgage Trust, Ser 2005-2, Cl 1A2
2.680%, 06/25/2035 (A)	584	539
Adjustable Rate Mortgage Trust, Ser 2005-4, Cl 7A2
0.906%, 08/25/2035 (A)	240	236
American General Mortgage Loan Trust, Ser 2010-1A, Cl A4
5.650%, 03/25/2058 (A) (B)	1,513	1,528
American Home Mortgage Investment Trust, Ser 2005-2, Cl 4A1
2.405%, 09/25/2045 (A)	1,490	1,437
BAMLL Commercial Mortgage Securities Trust, Ser 2013-DSNY, Cl E
3.035%, 09/15/2026 (A) (B)	2,180	2,165
BAMLL Commercial Mortgage Securities Trust, Ser 2014-ICTS, Cl D
2.334%, 06/15/2028 (A) (B)	2,500	2,410

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Banc of America Commercial Mortgage Trust, Ser 2006-6, Cl A4
5.356%, 10/10/2045	$3,470	$3,485
Banc of America Commercial Mortgage Trust, Ser 2007-1, Cl A4
5.451%, 01/15/2049	2,610	2,654
Banc of America Commercial Mortgage Trust, Ser 2007-4, Cl AM
5.808%, 02/10/2051 (A)	600	625
Banc of America Commercial Mortgage, Ser 2006-4, Cl AM
5.675%, 07/10/2046	3,165	3,166
Banc of America Commercial Mortgage, Ser 2006-6, Cl AJ
5.421%, 10/10/2045	2,600	2,589
Banc of America Commercial Mortgage, Ser 2007-3, Cl AJ
5.539%, 06/10/2049 (A)	4,030	4,043
Banc of America Commercial Mortgage, Ser 2007-3, Cl AM
5.539%, 06/10/2049 (A)	500	513
Banc of America Commercial Mortgage, Ser 2007-3, Cl AMF
5.317%, 06/10/2049	4,125	4,224
Banc of America Commercial Mortgage, Ser 2007-4, Cl A4
5.741%, 02/10/2051 (A)	2,018	2,076
Banc of America Funding, Ser 2004-C, Cl 2A2
2.985%, 12/20/2034 (A)	627	607
Banc of America Funding, Ser 2005-F, Cl 4A1
2.837%, 09/20/2035 (A)	187	159
Banc of America Funding, Ser 2006-D, Cl 3A1
3.279%, 05/20/2036 (A)	126	111
Banc of America Funding, Ser 2006-I, Cl 1A1
2.597%, 12/20/2036 (A)	6,945	6,963
Banc of America Funding, Ser 2010-R5, Cl 4A3
2.683%, 08/26/2036 (A) (B)	1,912	1,879
Banc of America Mortgage Securities, Ser 2003-E, Cl 2A2
3.097%, 06/25/2033 (A)	4,601	4,576
Banc of America Mortgage Securities, Ser 2003-I, Cl 2A6
2.984%, 10/25/2033 (A)	5,520	5,582
Banc of America Mortgage Securities, Ser 2005-A, Cl 2A1
2.949%, 02/25/2035 (A)	64	61
Banc of America Mortgage Trust, Ser 2003-F, Cl 2A3
2.748%, 07/25/2033 (A)	2,629	2,626
Banc of America Mortgage Trust, Ser 2003-K, Cl 2A1
2.972%, 12/25/2033 (A)	2,736	2,692

SEI Institutional Investments Trust / Annual Report / May 31, 2016	73

SCHEDULE OF INVESTMENTS

Opportunistic Income Fund (Continued)

May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Banc of America Mortgage Trust, Ser 2004-A, Cl 2A2
2.945%, 02/25/2034 (A)	$3,753	$3,556
Banc of America Mortgage Trust, Ser 2004-C, Cl 2A1
3.198%, 04/25/2034 (A)	1,380	1,370
Banc of America Mortgage Trust, Ser 2004-L, Cl 1A1
2.928%, 01/25/2035 (A)	837	829
Bayview Commercial Asset Trust, Ser 2003-2, Cl A
1.316%, 12/25/2033 (A)(B)	1,979	1,815
Bayview Commercial Asset Trust, Ser 2004-1, Cl A
0.806%, 04/25/2034 (A)(B)	4,324	4,055
Bayview Commercial Asset Trust, Ser 2004-2, Cl A
0.876%, 08/25/2034 (A)(B)	2,602	2,367
Bayview Commercial Asset Trust, Ser 2005-1A, Cl A2
0.796%, 04/25/2035 (A)(B)	2,845	2,551
BCAP LLC Trust, Ser 2009-RR2, Cl A1
3.162%, 01/21/2038 (A)(B)	225	225
Bear Stearns Alt-A Trust, Ser 2003-5, Cl 2A1
2.741%, 12/25/2033 (A)	3,062	3,059
Bear Stearns Alt-A Trust, Ser 2004-7, Cl 2A1
2.777%, 08/25/2034 (A)	4,021	4,027
Bear Stearns ARM Trust, Ser 2003-8, Cl 4A1
2.904%, 01/25/2034 (A)	5,169	5,137
Bear Stearns ARM Trust, Ser 2004-1, Cl 12A3
2.855%, 04/25/2034 (A)	2,999	2,956
Bear Stearns ARM Trust, Ser 2004-1, Cl 21A1
2.673%, 04/25/2034 (A)	890	881
Bear Stearns ARM Trust, Ser 2004-5, Cl 2A
3.271%, 07/25/2034 (A)	3,451	3,436
Bear Stearns ARM Trust, Ser 2004-9, Cl 22A1
3.271%, 11/25/2034 (A)	1,156	1,111
Bear Stearns ARM Trust, Ser 2005-2, Cl A2
2.924%, 03/25/2035 (A)	2,892	2,911
Bear Stearns ARM Trust, Ser 2005-2, Cl A1
3.090%, 03/25/2035 (A)	3,275	3,266
Bear Stearns ARM Trust, Ser 2005-5, Cl A2
2.460%, 08/25/2035 (A)	6,211	6,186
Bear Stearns Commercial Mortgage Securities Trust, Ser 2006-PW11, Cl AM
5.621%, 03/11/2039 (A)	68	67
Bear Stearns Commercial Mortgage Securities Trust, Ser 2006-PW13, Cl A4
5.540%, 09/11/2041	109	109
Bear Stearns Commercial Mortgage Securities Trust, Ser 2006-PW14, Cl A4
5.201%, 12/11/2038	488	492

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Bear Stearns Commercial Mortgage Securities Trust, Ser 2007-T26, Cl AM
5.513%, 01/12/2045 (A)	$4,000	$4,078
Bear Stearns Mortgage Funding Trust, Ser 2006-SL5, Cl 1A
0.739%, 12/25/2036 (A)	37	67
BHMS Mortgage Trust, Ser 2014-ATLS, Cl BFL
2.386%, 07/05/2033 (A) (B)	2,000	1,962
BOCA Hotel Portfolio Trust, Ser 2013-BOCA, Cl C
2.585%, 08/15/2026 (A) (B)	3,600	3,603
BXHTL Mortgage Trust, Ser 2015-JWRZ, Cl GL1
3.285%, 05/15/2029 (A) (B)	5,800	5,572
Carefree Portfolio Trust, Ser 2014-CARE, Cl B
2.284%, 11/15/2019 (A) (B)	3,000	2,994
Carefree Portfolio Trust, Ser 2014-CARE, Cl A
1.754%, 11/15/2019 (A) (B)	4,077	4,069
CD Mortgage Trust, Ser 2007-CD5, Cl A4
5.886%, 11/15/2044 (A)	786	813
CGBAM Commercial Mortgage Trust, Ser 2014- HD, Cl D
2.434%, 02/15/2031 (A) (B)	2,000	1,943
Chase Mortgage Finance Trust, Ser 2005-A1, Cl 2A3
2.673%, 12/25/2035 (A)	1,464	1,327
Chase Mortgage Finance Trust, Ser 2007-A1, Cl 1A3
2.846%, 02/25/2037 (A)	1,296	1,276
Chase Mortgage Finance Trust, Ser 2007-A1, Cl 7A1
2.765%, 02/25/2037 (A)	1,396	1,391
Chase Mortgage Finance Trust, Ser 2007-A2, Cl 2A3
2.713%, 07/25/2037 (A)	1,911	1,922
CHL Mortgage Pass-Through Trust, Ser 2003-46, Cl 2A1
2.871%, 01/19/2034 (A)	2,712	2,677
CHL Mortgage Pass-Through Trust, Ser 2004-11, Cl 2A1
2.472%, 07/25/2034 (A)	767	755
CHL Mortgage Pass-Through Trust, Ser 2004-8, Cl 2A1
4.500%, 06/25/2019	353	359
Citicorp Mortgage Securities REMIC Pass- Through Certificates Trust, Ser 2005-4, Cl 2A1
5.000%, 07/25/2020	70	72
Citigroup Commercial Mortgage Trust, Ser 2008-C7, Cl A4
6.140%, 12/10/2049 (A)	636	662
Citigroup Commercial Mortgage Trust, Ser 2012-GC8, Cl A1
0.685%, 09/10/2045	25	25

74	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Citigroup Commercial Mortgage Trust, Ser 2014-388G, Cl A
1.185%, 06/15/2033 (A) (B)	$6,875	$6,875
Citigroup Commercial Mortgage Trust, Ser 2014-388G, Cl F
3.585%, 06/15/2033 (A) (B)	500	498
Citigroup Commercial Mortgage Trust, Ser 2014-388G, Cl D
2.185%, 06/15/2033 (A) (B)	7,000	6,758
Citigroup Deutsche Bank Commercial Mortgage, Ser 2007-CD4, Cl A4
5.322%, 12/11/2049	784	794
Citigroup Mortgage Loan Trust, Ser 2007-AR5, Cl 1A2A
2.992%, 04/25/2037 (A)	971	878
Citigroup Mortgage Loan Trust, Ser 2008-AR4, Cl 2A1A
3.631%, 11/25/2038 (A) (B)	2,148	2,151
COBALT CMBS Commercial Mortgage Trust, Ser 2007-C2, Cl AMFX
5.526%, 04/15/2047 (A)	1,800	1,844
COMM Mortgage Trust, Ser 2006-C8, Cl AM
5.347%, 12/10/2046	5,450	5,518
COMM Mortgage Trust, Ser 2006-C8, Cl A4
5.306%, 12/10/2046	2,037	2,056
COMM Mortgage Trust, Ser 2007-C9, Cl AJFL
1.128%, 12/10/2049 (A) (B)	11,710	11,042
COMM Mortgage Trust, Ser 2012-CR4, Cl A1
0.704%, 10/15/2045	23	23
COMM Mortgage Trust, Ser 2013-CR10, Cl XA, IO
0.955%, 08/10/2046 (A)	47,583	1,952
COMM Mortgage Trust, Ser 2013-CR10, Cl A1
1.278%, 08/10/2046	124	123
COMM Mortgage Trust, Ser 2013-CR9, Cl A1
1.344%, 07/10/2045	9	9
COMM Mortgage Trust, Ser 2014-BBG, Cl A
1.235%, 03/15/2029 (A) (B)	4,480	4,396
COMM Mortgage Trust, Ser 2014-CR15, Cl A2
2.928%, 02/10/2047	1,325	1,360
COMM Mortgage Trust, Ser 2014-KYO, Cl C
2.089%, 06/11/2027 (A) (B)	2,270	2,241
COMM Mortgage Trust, Ser 2014-PAT, Cl C
2.085%, 08/13/2027 (A) (B)	2,000	1,944
COMM Mortgage Trust, Ser 2014-TWC, Cl D
2.686%, 02/13/2032 (A) (B)	3,435	3,331
Commercial Mortgage Pass-Through Certificates, Ser 2007-C9, Cl A4
5.813%, 12/10/2049 (A)	5,457	5,646
Commercial Mortgage Pass-Through Certificates, Ser 2014-CR14, Cl XA, IO
1.006%, 02/10/2047 (A)	36,370	1,332

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Commercial Mortgage Pass-Through Certificates, Ser TWC, Cl A
1.286%, 02/13/2032 (A) (B)	$5,000	$4,959
Commercial Mortgage Trust, Ser 2007-GG11, Cl AM
5.867%, 12/10/2049 (A)	3,300	3,381
Commercial Mortgage Trust, Ser 2007-GG9, Cl A4
5.444%, 03/10/2039	2,258	2,288
Credit Suisse Commercial Mortgage Trust, Ser 2007-C2, Cl AMFL
0.664%, 01/15/2049 (A)	7,110	6,837
Credit Suisse Commercial Mortgage Trust, Ser 2007-C2, Cl AM
5.604%, 01/15/2049 (A)	2,652	2,701
Credit Suisse Commercial Mortgage Trust, Ser 2007-C4, Cl A4
5.942%, 09/15/2039 (A)	1,279	1,320
Credit Suisse First Boston Mortgage Securities, Ser 2004-AR5, Cl 6A1
2.917%, 06/25/2034 (A)	7,489	7,435
Credit Suisse First Boston Mortgage Securities, Ser 2004-AR8, Cl 6A1
2.550%, 09/25/2034 (A)	2,054	2,026
Credit Suisse Mortgage Capital Certificates, Ser 2006-C3, Cl AM
5.807%, 06/15/2038 (A)	1,773	1,770
Credit Suisse Mortgage Capital Certificates, Ser 2006-C4, Cl AM
5.509%, 09/15/2039	5,000	5,022
Credit Suisse Mortgage Capital Certificates, Ser 2006-C4, Cl A3
5.467%, 09/15/2039	140	140
CSMC Trust, Ser 2015-SAND, Cl C
2.585%, 08/15/2030 (A) (B)	1,000	973
CSMC Trust, Ser 2015-SAND, Cl D
3.284%, 08/15/2030 (A) (B)	1,847	1,791
DBUBS Mortgage Trust, Ser 2011-LC1A, Cl A1
3.742%, 11/10/2046 (B)	6	6
DBUBS Mortgage Trust, Ser 2011-LC2A, Cl XA, IO
1.327%, 07/10/2044 (A) (B)	31,934	1,174
Deutsche Mortgage Securities Mortgage Loan
Trust, Ser 2004-4, Cl 2AR1
0.716%, 06/25/2034 (A)	4,165	3,935
DSLA Mortgage Loan Trust, Ser 2004-AR1, Cl A2A
1.259%, 09/19/2044 (A)	2,242	2,128
DSLA Mortgage Loan Trust, Ser 2004-AR1, Cl A1A
1.279%, 09/19/2044 (A)	863	794

SEI Institutional Investments Trust / Annual Report / May 31, 2016	75

SCHEDULE OF INVESTMENTS

Opportunistic Income Fund (Continued)

May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

DSLA Mortgage Loan Trust, Ser 2004-AR4, Cl 2A1A
0.799%, 01/19/2045 (A)	$1,481	$1,261
FDIC Guaranteed Notes Trust, Ser 2010-S1, Cl 1A
0.985%, 02/25/2048 (A) (B)	2,141	2,141
FDIC Guaranteed Notes Trust, Ser 2010-S2, Cl 1A
0.937%, 11/29/2037 (A) (B)	709	707
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2013-DN1, Cl M1
3.846%, 07/25/2023 (A)	578	590
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-DN2, Cl M1
1.296%, 04/25/2024 (A)	212	212
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-DNA3, Cl M1
1.796%, 04/25/2028 (A)	2,822	2,827
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-HQA1, Cl M1
1.696%, 03/25/2028 (A)	257	257
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2016-DNA2, Cl M1
1.696%, 10/25/2028 (A)	3,966	3,969
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2016-HQA1, Cl M1
2.196%, 09/25/2028 (A)	3,940	3,954
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2016-HQA2, Cl M1
1.646%, 11/25/2028 (A)	2,500	2,501
First Horizon Alternative Mortgage Securities Trust, Ser 2005-AA3, Cl 3A1
2.730%, 05/25/2035 (A)	352	316
FNMA Connecticut Avenue Securities, Ser 2014-C02, Cl 1M1
1.396%, 05/25/2024 (A)	305	302
FNMA Connecticut Avenue Securities, Ser 2014-C02,Cl 2M1
1.396%, 05/25/2024 (A)	191	190
FNMA Connecticut Avenue Securities, Ser 2014-C03, Cl 1M1
1.646%, 07/25/2024 (A)	1,721	1,718
FNMA Connecticut Avenue Securities, Ser 2014- C03, Cl 2M1
1.646%, 07/25/2024 (A)	2,956	2,956
FNMA Connecticut Avenue Securities, Ser 2015-C02, Cl 1M1
1.596%, 05/25/2025 (A)	137	137
FNMA Connecticut Avenue Securities, Ser 2015-C04, Cl 1M1
2.046%, 04/25/2028 (A)	3,349	3,352

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

FNMA Connecticut Avenue Securities, Ser 2016-C01, Cl 1M1
2.396%, 08/25/2028 (A)	$5,907	$5,927
FNMA Connecticut Avenue Securities, Ser 2016-C03, Cl 1M1
2.446%, 10/25/2028 (A)	2,987	3,001
GAHR Commercial Mortgage Trust, Ser 2015- NRF, Cl AFL1
1.735%, 12/15/2016 (A) (B)	7,629	7,632
GMAC Mortgage Loan Trust, Ser 2003-AR2, Cl 4A1
3.281%, 12/19/2033 (A)	815	804
GS Mortgage Securities II, Ser 2012-GCJ9, Cl A1
0.662%, 11/10/2045	13	13
GS Mortgage Securities Trust, Ser 2010-C2, Cl A1
3.849%, 12/10/2043 (B)	16	17
GS Mortgage Securities Trust, Ser 2010-C2, Cl XA, IO
0.165%, 12/10/2043 (A) (B)	36,467	241
GS Mortgage Securities Trust, Ser 2011-GC3, Cl X, IO
0.686%, 03/10/2044 (A) (B)	27,337	710
GS Mortgage Securities Trust, Ser 2013-GC13, Cl A1
1.206%, 07/10/2046	70	70
GS Mortgage Securities Trust, Ser 2013-GC14, Cl A1
1.217%, 08/10/2046	132	131
GS Mortgage Securities Trust, Ser 2016-ICE2, Cl A
2.365%, 02/15/2033 (A) (B)	4,000	4,009
GSR Mortgage Loan Trust, Ser 2003-7F, Cl 5A1
0.846%, 10/25/2032 (A)	21	21
GSR Mortgage Loan Trust, Ser 2005-AR1, Cl 1A1
2.990%, 01/25/2035 (A)	410	385
GSR Mortgage Loan Trust, Ser 2005-AR2, Cl 1A2
2.974%, 04/25/2035 (A)	829	787
GSR Mortgage Loan Trust, Ser 2005-AR6, Cl 3A1
3.058%, 09/25/2035 (A)	888	883
GSR Mortgage Loan Trust, Ser 2006-AR1, Cl 2A1
2.931%, 01/25/2036 (A)	2,048	1,894
HarborView Mortgage Loan Trust, Ser 2004-6, Cl 4A
2.864%, 08/19/2034 (A)	3,649	3,679
HarborView Mortgage Loan Trust, Ser 2004-7, Cl 2A1
2.551%, 11/19/2034 (A)	123	109

76	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

HarborView Mortgage Loan Trust, Ser 2005-9, Cl 2A1A
0.778%, 06/20/2035 (A)	$3,516	$3,107
Hilton USA Trust, Ser 2013-HLF, Cl AFL
1.436%, 11/05/2030 (A) (B)	340	340
Hilton USA Trust, Ser 2013-HLF, Cl DFL
3.186%, 11/05/2030 (A) (B)	4,647	4,644
Hilton USA Trust, Ser 2013-HLF, Cl BFL
1.936%, 11/05/2030 (A) (B)	2,720	2,720
Hilton USA Trust, Ser 2013-HLF, Cl CFL
2.336%, 11/05/2030 (A) (B)	2,267	2,267
HSI Asset Securitization Trust, Ser 2005-NC1, Cl 2A4
1.086%, 07/25/2035 (A)	858	858
Hudsons Bay Simon JV Trust, Ser 2015-HBFL, Cl BFL
2.586%, 08/05/2034 (A) (B)	2,000	1,963
Hudsons Bay Simon JV Trust, Ser 2015-HBFL, Cl CFL
2.986%, 08/05/2034 (A) (B)	2,500	2,436
Hyatt Hotel Portfolio Trust, Ser 2015-HYT, Cl E
4.234%, 11/15/2029 (A) (B)	4,780	4,698
Impac CMB Trust, Ser 2004-10, Cl 4M1
1.346%, 03/25/2035 (A)	200	163
Impac Secured Assets Trust, Ser 2007-2, Cl 2A
0.696%, 04/25/2037 (A)	1,363	1,260
IndyMac INDA Mortgage Loan Trust, Ser 2007- AR3, Cl 1A1
3.161%, 07/25/2037 (A)	3,045	2,692
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2007-LD12, Cl A4
5.882%, 02/15/2051 (A)	620	637
JPMorgan Chase Commercial Mortgage Securities, Ser 2006-LDP8, Cl AM
5.440%, 05/15/2045	5,894	5,911
JPMorgan Chase Commercial Mortgage Securities, Ser 2007-CB18, Cl A4
5.440%, 06/12/2047	6,065	6,154
JPMorgan Chase Commercial Mortgage Securities, Ser 2010-C1, Cl A1
3.853%, 06/15/2043 (B)	2	2
JPMorgan Chase Commercial Mortgage Securities, Ser 2010-C2, Cl A1
2.749%, 11/15/2043 (B)	4	5
JPMorgan Chase Commercial Mortgage Securities, Ser 2010-CNTR, Cl XA, IO
1.991%, 08/05/2032 (A) (B)	13,959	822
JPMorgan Chase Commercial Mortgage Securities, Ser 2011-C3, Cl XA, IO
1.046%, 02/15/2046 (A) (B)	28,318	914
JPMorgan Chase Commercial Mortgage Securities, Ser 2012-C8, Cl XA, IO
2.035%, 10/15/2045 (A)	13,574	1,044

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

JPMorgan Chase Commercial Mortgage Securities, Ser 2013-C13, Cl A1
1.303%, 01/15/2046	$90	$90
JPMorgan Chase Commercial Mortgage Securities, Ser 2014-BXH, Cl A
1.335%, 04/15/2027 (A) (B)	3,340	3,257
JPMorgan Chase Commercial Mortgage Securities, Ser 2014-INN, Cl D
2.784%, 06/15/2029 (A) (B)	3,000	2,916
JPMorgan Chase Commercial Mortgage Securities, Ser 2015-CSMO, Cl A
1.685%, 01/15/2032 (A) (B)	2,115	2,109
JPMorgan Mortgage Trust, Ser 2004-S1, Cl 1A4
4.500%, 09/25/2034	408	414
JPMorgan Mortgage Trust, Ser 2005-A3, Cl 6A5
3.000%, 06/25/2035 (A)	1,468	1,423
JPMorgan Mortgage Trust, Ser 2005-A3, Cl 6A2
3.000%, 06/25/2035 (A)	1,454	1,409
JPMorgan Mortgage Trust, Ser 2005-A4, Cl 2A1
2.933%, 07/25/2035 (A)	274	271
JPMorgan Mortgage Trust, Ser 2005-A4, Cl 4A2
2.939%, 07/25/2035 (A)	5,530	5,459
JPMorgan Mortgage Trust, Ser 2006-A2, Cl 5A3
2.680%, 11/25/2033 (A)	692	693
JPMorgan Mortgage Trust, Ser 2007-A1, Cl 1A1
2.789%, 07/25/2035 (A)	3,818	3,782
JPMorgan Mortgage Trust, Ser 2007-A1, Cl 4A2
2.714%, 07/25/2035 (A)	975	973
JPMorgan Mortgage Trust, Ser 2007-A1, Cl 5A2
2.827%, 07/25/2035 (A)	1,051	1,061
JPMorgan Mortgage Trust, Ser 2007-A4, Cl 1A1
2.919%, 06/25/2037 (A)	113	98
JPMorgan Resecuritization Trust, Ser 2009-12, Cl 6A1
2.900%, 10/26/2035 (A) (B)	1,958	1,965
LB Commercial Mortgage Trust, Ser 2007-C3, Cl A4
5.923%, 07/15/2044 (A)	644	669
LB-UBS Commercial Mortgage Trust, Ser 2006- C4, Cl AM
5.878%, 06/15/2038 (A)	5,550	5,550
LB-UBS Commercial Mortgage Trust, Ser 2007- C1, Cl A4
5.424%, 02/15/2040	3,748	3,799
LB-UBS Commercial Mortgage Trust, Ser 2007- C2, Cl A3
5.430%, 02/15/2040	2,352	2,390
LB-UBS Commercial Mortgage Trust, Ser 2007- C2, Cl AM
5.493%, 02/15/2040 (A)	1,927	1,952

SEI Institutional Investments Trust / Annual Report / May 31, 2016	77

SCHEDULE OF INVESTMENTS

Opportunistic Income Fund (Continued)

May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

LB-UBS Commercial Mortgage Trust, Ser 2007- C6, Cl A4
5.858%, 07/15/2040 (A)	$695	$708
LB-UBS Commercial Mortgage Trust, Ser 2008-C1, Cl A2
6.085%, 04/15/2041 (A)	519	546
LB-UBS Commercial Mortgage Trust, Ser 2009-C7, Cl A3
5.347%, 11/15/2038	920	924
MASTR Adjustable Rate Mortgages Trust, Ser 2005-6, Cl 5A1
2.820%, 07/25/2035 (A)	114	99
MASTR Alternative Loan Trust, Ser 2003-5, Cl 4A1
5.500%, 07/25/2033	3,426	3,572
Mellon Residential Funding, Ser 1999-TBC3, Cl A2
2.610%, 10/20/2029 (A)	411	409
Mellon Residential Funding, Ser 2001-TBC1, Cl A1
1.135%, 11/15/2031 (A)	2,857	2,647
Merrill Lynch Mortgage Investors Trust, Ser 2003-D, Cl A
1.066%, 08/25/2028 (A)	2,458	2,343
Merrill Lynch Mortgage Investors Trust, Ser 2003-G, Cl A1
1.086%, 01/25/2029 (A)	909	865
Merrill Lynch Mortgage Investors Trust, Ser 2004-1, Cl 2A1
2.459%, 12/25/2034 (A)	1,786	1,783
Merrill Lynch Mortgage Investors Trust, Ser 2005-2, Cl 2A
2.520%, 10/25/2035 (A)	2,707	2,555
Merrill Lynch Mortgage Investors Trust, Ser 2005-A2, Cl A2
2.644%, 02/25/2035 (A)	2,682	2,674
Merrill Lynch Mortgage Investors Trust, Ser 2005-A4, Cl 1A
2.804%, 07/25/2035 (A)	915	721
ML-CFC Commercial Mortgage Trust, Ser 2006-4, Cl A3
5.172%, 12/12/2049	824	829
ML-CFC Commercial Mortgage Trust, Ser 2006-4, Cl AM
5.204%, 12/12/2049	3,000	3,031
ML-CFC Commercial Mortgage Trust, Ser 2007-5, Cl A4
5.378%, 08/12/2048	3,103	3,146
ML-CFC Commercial Mortgage Trust, Ser 2007-5, Cl AMFL
0.615%, 08/12/2048 (A) (B)	2,690	2,581

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Morgan Stanley Capital I Trust, Ser 2007-IQ14, Cl A1A
5.665%, 04/15/2049 (A)	$3,926	$4,033
Morgan Stanley Capital I Trust, Ser 2015-XLF1, Cl B
2.185%, 08/14/2031 (A) (B)	2,750	2,740
Morgan Stanley Capital I, Ser 2006-IQ12, Cl A4
5.332%, 12/15/2043	770	774
Morgan Stanley Capital I, Ser 2007-IQ14, Cl A4
5.692%, 04/15/2049 (A)	1,208	1,233
Morgan Stanley Capital I, Ser 2007-T25, Cl A3
5.514%, 11/12/2049 (A)	786	794
Morgan Stanley Capital I, Ser 2007-T25, Cl AJ
5.574%, 11/12/2049 (A)	5,000	4,931
Morgan Stanley Mortgage Loan Trust, Ser 2004-10AR, Cl 1A
3.172%, 11/25/2034 (A)	1,625	1,599
Morgan Stanley Mortgage Loan Trust, Ser 2005-5AR, Cl 1A1
0.716%, 09/25/2035 (A)	300	296
Morgan Stanley Re-REMIC Trust, Ser 2012-IO, Cl AXA
1.000%, 03/27/2051 (B)	49	49
MRFC Mortgage Pass-Through Trust, Ser 2002-TBC2, Cl A
1.294%, 08/15/2032 (A)	1,009	953
Nomura Asset Acceptance Alternative Loan Trust, Ser 2004-AP3, Cl A6
4.793%, 10/25/2034	622	638
Nomura Asset Acceptance Alternative Loan Trust, Ser 2004-AR4, Cl M1
1.046%, 12/25/2034 (A)	4,806	4,462
Nomura Resecuritization Trust, Ser 2014-6R, Cl 5A1
2.565%, 04/26/2037 (A) (B)	2,786	2,800
Nomura Resecuritization Trust, Ser 2015-1R, Cl 5A1
1.366%, 06/26/2046 (A) (B)	4,595	4,434
Nomura Resecuritization Trust, Ser 2015-2R, Cl 5A1
1.146%, 04/26/2047 (A) (B)	2,083	1,980
Nomura Resecuritization Trust, Ser 2015-4R, Cl 3A2
2.475%, 01/26/2036 (A) (B)	6,384	6,246
PHH Mortgage Capital LLC, Ser 2008-CIM2, Cl 1A1
2.689%, 07/25/2038 (A)	1,770	1,713
Provident Funding Mortgage Loan Trust, Ser 2003-1, Cl A
2.745%, 08/25/2033 (A)	2,294	2,347
Provident Funding Mortgage Loan Trust, Ser 2005-2, Cl 3A
2.731%, 10/25/2035 (A)	1,834	1,814

78	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Provident Funding Mortgage Loan Trust, Ser 2005-2, Cl 2A1A
2.812%, 10/25/2035 (A)	$1,867	$1,848
RALI Trust, Ser 2006-QO10, Cl A1
0.606%, 01/25/2037 (A)	5,042	3,958
RALI Trust, Ser 2007-QO3, Cl A1
0.606%, 03/25/2047 (A)	1,480	1,213
RBSSP Resecuritization Trust, Ser 2009-7, Cl 2A5
3.785%, 09/26/2035 (A) (B)	2,014	2,023
Residential Asset Securitization Trust, Ser 2007-A8, Cl 3A1
6.236%, 08/25/2022 (A)	908	792
Sequoia Mortgage Trust, Ser 2002-10, Cl 1A
1.239%, 10/20/2027 (A)	1,127	1,098
Sequoia Mortgage Trust, Ser 2002-9, Cl 1A
1.138%, 09/20/2032 (A)	439	411
Sequoia Mortgage Trust, Ser 2004-3, Cl A
1.401%, 05/20/2034 (A)	3,355	3,181
Sequoia Mortgage Trust, Ser 2004-5, Cl A1
2.058%, 06/20/2034 (A)	2,389	2,305
Sequoia Mortgage Trust, Ser 2012-1, Cl 1A1
2.865%, 01/25/2042 (A)	1,116	1,122
Sequoia Mortgage Trust, Ser 2013-1, Cl 1A1
1.450%, 02/25/2043 (A)	2,064	1,980
Springleaf Mortgage Loan Trust, Ser 2013-1A, Cl A
1.270%, 06/25/2058 (A) (B)	625	622
Springleaf Mortgage Loan Trust, Ser 2013-2A, Cl A
1.780%, 12/25/2065 (A) (B)	3,087	3,085
Springleaf Mortgage Loan Trust, Ser 2013-3A, Cl A
1.870%, 09/25/2057 (A) (B)	10,103	10,119
Structured Adjustable Rate Mortgage Loan Trust, Ser 2004-2, Cl 4A2
2.824%, 03/25/2034 (A)	2,600	2,532
Structured Adjustable Rate Mortgage Loan Trust, Ser 2004-3AC, Cl A1
2.711%, 03/25/2034 (A)	2,329	2,313
Structured Adjustable Rate Mortgage Loan Trust, Ser 2004-9XS, Cl A
0.816%, 07/25/2034 (A)	3,926	3,761
Structured Adjustable Rate Mortgage Loan Trust, Ser 2005-7, Cl 1A3
2.917%, 04/25/2035 (A)	2,199	2,028
Structured Asset Mortgage Investments, Ser 2004-AR5, Cl 1A1
1.099%, 10/19/2034 (A)	2,179	2,073
Structured Asset Securities Mortgage Pass- Through Certificates, Ser 2003-17A, Cl 2A1
2.863%, 05/25/2033 (A)	3,714	3,712

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Thornburg Mortgage Securities Trust, Ser 2003-4, Cl A1
1.086%, 09/25/2043 (A)	$2,150	$2,063
Thornburg Mortgage Securities Trust, Ser 2007-1, Cl A2B
2.603%, 03/25/2037 (A)	2,412	2,096
Towd Point Mortgage Trust, Ser 2015-2, Cl 2A1
3.750%, 11/25/2057 (A) (B)	2,926	2,999
Towd Point Mortgage Trust, Ser 2015-4, Cl A1B
2.750%, 04/25/2055 (A) (B)	211	212
Towd Point Mortgage Trust, Ser 2015-5, Cl A1B
2.750%, 05/25/2055 (A) (B)	245	246
Towd Point Mortgage Trust, Ser 2016-1, Cl A1B
2.750%, 02/25/2055 (A) (B)	210	210
UBS Commercial Mortgage Trust, Ser 2012-C1, Cl XA, IO
2.172%, 05/10/2045 (A) (B)	11,824	1,086
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C3, Cl A1
0.726%, 08/10/2049	35	35
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C4, Cl A1
0.673%, 12/10/2045	17	17
UBS-Barclays Commercial Mortgage Trust, Ser 2013-C5, Cl A1
0.779%, 03/10/2046	105	104
Wachovia Bank Commercial Mortgage Trust, Ser 2006-C26, Cl A3
6.011%, 06/15/2045 (A)	161	160
Wachovia Bank Commercial Mortgage Trust, Ser 2006-C28, Cl AM
5.603%, 10/15/2048 (A)	5,390	5,434
Wachovia Bank Commercial Mortgage Trust, Ser 2007-C30, Cl AM
5.383%, 12/15/2043	1,028	1,046
Wachovia Bank Commercial Mortgage Trust, Ser 2007-C30, Cl A5
5.342%, 12/15/2043	2,799	2,848
Wachovia Bank Commercial Mortgage Trust, Ser 2007-C31, Cl AM
5.591%, 04/15/2047 (A)	3,000	3,067
Wachovia Bank Commercial Mortgage Trust, Ser 2007-C33, Cl AJ
5.948%, 02/15/2051 (A)	4,130	4,071
WaMu Mortgage Pass-Through Certificates, Ser 2003-AR10, Cl A7
2.536%, 10/25/2033 (A)	3,302	3,348
WaMu Mortgage Pass-Through Certificates, Ser 2003-AR7, Cl A7
2.426%, 08/25/2033 (A)	2,294	2,291
WaMu Mortgage Pass-Through Certificates, Ser 2003-AR9, Cl 1A6
2.523%, 09/25/2033 (A)	1,705	1,713

SEI Institutional Investments Trust / Annual Report / May 31, 2016	79

SCHEDULE OF INVESTMENTS

Opportunistic Income Fund (Continued)

MAY 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

WaMu Mortgage Pass-Through Certificates, Ser 2004-AR1, Cl A
2.770%, 03/25/2034 (A)	$5,696	$5,699
WaMu Mortgage Pass-Through Certificates, Ser 2004-AR10, Cl A1B
0.866%, 07/25/2044 (A)	4,202	3,966
WaMu Mortgage Pass-Through Certificates, Ser 2004-AR11, Cl A
2.552%, 10/25/2034 (A)	2,234	2,241
WaMu Mortgage Pass-Through Certificates, Ser 2004-AR13, Cl A1A
1.166%, 11/25/2034 (A)	2,081	1,873
WaMu Mortgage Pass-Through Certificates, Ser 2004-AR13, Cl A2A
1.186%, 11/25/2034 (A)	2,883	2,562
WaMu Mortgage Pass-Through Certificates, Ser 2004-AR14, Cl A1
2.591%, 01/25/2035 (A)	4,500	4,491
WaMu Mortgage Pass-Through Certificates, Ser 2004-AR2, Cl A
1.810%, 04/25/2044 (A)	5,372	5,169
WaMu Mortgage Pass-Through Certificates, Ser 2004-AR8, Cl A2
0.846%, 06/25/2044 (A)	2,807	2,583
WaMu Mortgage Pass-Through Certificates, Ser 2004-CB2, Cl 1A
5.000%, 07/25/2034	1,260	1,309
WaMu Mortgage Pass-Through Certificates, Ser 2004-CB4, Cl 22A
6.000%, 12/25/2019	165	169
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR1, Cl A1A
1.086%, 01/25/2045 (A)	2,121	1,974
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR1, Cl A2A3
1.246%, 01/25/2045 (A)	1,113	1,014
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR11, Cl A1A
0.766%, 08/25/2045 (A)	2,835	2,605
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR13, Cl A1A1
0.736%, 10/25/2045 (A)	2,981	2,749
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR13, Cl A1A2
1.860%, 10/25/2045 (A)	549	540
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR14, Cl 1A4
2.528%, 12/25/2035 (A)	146	140
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR17, Cl A1A1
0.716%, 12/25/2045 (A)	2,900	2,702

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

WaMu Mortgage Pass-Through Certificates, Ser 2005-AR19, Cl A1A1
0.716%, 12/25/2045 (A)	$252	$231
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR2, Cl 2A21
0.776%, 01/25/2045 (A)	1,564	1,433
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR6, Cl 2A1A
0.676%, 04/25/2045 (A)	5,812	5,417
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR8, Cl 2A1A
0.736%, 07/25/2045 (A)	3,331	3,113
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR9, Cl A1A
1.086%, 07/25/2045 (A)	2,309	2,167
WaMu Mortgage Pass-Through Certificates, Ser 2006-AR1, Cl 2A1A
1.480%, 01/25/2046 (A)	2,444	2,328
WaMu Mortgage Pass-Through Certificates, Ser 2006-AR17, Cl 1A
1.196%, 12/25/2046 (A)	1,201	929
WaMu Mortgage Pass-Through Certificates, Ser 2007-OA3, Cl 5A
1.928%, 04/25/2047 (A)	3,903	2,937
Wells Fargo Commercial Mortgage Trust, Ser 2012-LC5, Cl A1
0.687%, 10/15/2045	31	31
Wells Fargo Commercial Mortgage Trust, Ser 2013-C15, Cl A1
1.264%, 08/15/2046	68	68
Wells Fargo Mortgage-Backed Securities Trust, Ser 2003-H, Cl A1
2.744%, 09/25/2033 (A)	1,891	1,879
Wells Fargo Mortgage-Backed Securities Trust, Ser 2003-K, Cl 1A1
2.615%, 11/25/2033 (A)	1,208	1,207
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-E, Cl A1
3.079%, 05/25/2034 (A)	303	306
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-K, Cl 1A2
2.762%, 07/25/2034 (A)	1,218	1,213
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-N, Cl A7
2.730%, 08/25/2034 (A)	3,279	3,266
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-O, Cl A1
2.743%, 08/25/2034 (A)	2,300	2,280
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-Q, Cl 1A2
2.743%, 09/25/2034 (A)	2,901	2,920

80	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-R, Cl 1A1
2.740%, 09/25/2034 (A)	$3,553	$3,578
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-S, Cl A1
2.785%, 09/25/2034 (A)	761	773
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-U, Cl A1
2.857%, 10/25/2034 (A)	5,119	5,076
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-Y, Cl 3A1
2.799%, 11/25/2034 (A)	3,826	3,831
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-Z, Cl 2A1
2.852%, 12/25/2034 (A)	1,487	1,478
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR1, Cl 1A1
2.765%, 02/25/2035 (A)	4,813	4,779
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR10, Cl 2A2
2.849%, 06/25/2035 (A)	3,216	3,324
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR10, Cl 1A1
2.857%, 06/25/2035 (A)	4,578	4,640
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR10, Cl 2A17
2.849%, 06/25/2035 (A)	1,062	1,073
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR11, Cl 1A1
2.777%, 06/25/2035 (A)	822	811
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR12, Cl 2A5
2.880%, 06/25/2035 (A)	1,016	1,032
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR16, Cl 2A1
2.853%, 02/25/2034 (A)	905	909
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR3, Cl 2A1
2.793%, 03/25/2035 (A)	1,462	1,469
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR7, Cl 2A1
3.087%, 05/25/2035 (A)	340	335
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR8, Cl 3A2
2.959%, 06/25/2035 (A)	939	960
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR8, Cl 1A1
2.947%, 06/25/2035 (A)	1,608	1,626
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR9, Cl 3A1
2.907%, 06/25/2034 (A)	1,530	1,555

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Wells Fargo Mortgage-Backed Securities Trust, Ser 2006-4, Cl 2A2
5.500%, 04/25/2036	$873	$808
WFCG Commercial Mortgage Trust, Ser 2015- BXRP, Cl C
2.206%, 11/15/2029 (A)(B)	1,607	1,560
WFRBS Commercial Mortgage Trust, Ser 2011- C2, Cl XA, IO
0.806%, 02/15/2044 (A)(B)	18,256	551
WFRBS Commercial Mortgage Trust, Ser 2012- C6, Cl A2
2.191%, 04/15/2045	502	504
WFRBS Commercial Mortgage Trust, Ser 2012- C9, Cl A1
0.673%, 11/15/2045	32	32

		665,197

Total Mortgage-Backed Securities (Cost $797,407) ($ Thousands)		789,306

LOAN PARTICIPATIONS — 25.8%
Acadia Healthcare Company, 1st Lien
4.500%, 02/16/2023	3,292	3,306
3.750%, 02/11/2022	1,383	1,386
Acosta, Term Loan B, 1st Lien
4.250%, 09/26/2021	1,967	1,956
Activision Blizzard, Term Loan B
3.250%, 10/13/2020	320	321
Advance Pierre Foods, Cov-Lite, 1st Lien
0.000%, 05/26/2023 (C)	1,900	1,906
Affinion Group Holdings
6.750%, 04/30/2018	6	5
Affinion Group Holdings, Tranche B
6.750%, 04/30/2018	2,987	2,725
Air Medical, Cov-Lite, Term Loan, 1st Lien
4.250%, 04/28/2022	5,785	5,722
Alere, Term Loan B, 1st Lien
4.250%, 06/20/2022	6,012	5,994
Alinta Energy Finance, Delayed Term Loan
6.375%, 08/13/2018	193	192
Alinta Ltd., Cov-Lite, 1st Lien
6.375%, 08/13/2019	2,904	2,883
Allison Transmission, Term Loan B-3
3.500%, 08/23/2019	4,152	4,163
Altice France S.A., USD Term Loan B-7, 1st Lien
5.000%, 01/15/2024	1,740	1,744
AMC Entertainment, Term Loan
4.000%, 12/15/2022	6,338	6,360
American Builders & Contract Supply, Term Loan B
3.500%, 04/16/2020	5,306	5,309

SEI Institutional Investments Trust / Annual Report / May 31, 2016	81

SCHEDULE OF INVESTMENTS

Opportunistic Income Fund (Continued)

May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

American Renal Holdings, Term Loan, 1st Lien
4.500%, 08/20/2019	$5,143	$5,146
American Tire Distributors, Cov-Lite, 2nd Lien
5.250%, 09/01/2021	1,891	1,836
Amsurg, Cov-Lite, Term Loan
3.500%, 07/16/2021	4,068	4,075
Applied Systems, Initial Term Loan, 1st Lien
5.750%, 01/25/2021	40	40
Applied Systems, Term Loan, 1st Lien
4.250%, 01/25/2021	5,677	5,665
Aramark, 1st Lien, Term Loan F
3.937%, 02/24/2021 (A)	5,023	5,029
Ardagh Holdings USA, Term Loan, 1st Lien
4.000%, 12/17/2019	5,942	5,952
Aricent Technologies, 1st Lien
5.500%, 04/14/2021	628	577
Aricent Technologies, Term Loan, 1st Lien
5.500%, 04/14/2021	2,039	1,870
Asurion, LLC, Incremental Term Loan B-4, 1st Lien
5.000%, 08/04/2022	1,576	1,571
Asurion, LLC, Term Loan B
4.250%, 07/08/2020	990	975
Asurion, LLC, Term Loan B-1
5.000%, 05/24/2019	1,549	1,550
Asurion, LLC, Term Loan, 2nd Lien
8.500%, 03/03/2021	5,650	5,517
Auris Luxembourg II, Term Loan B-4
4.250%, 01/17/2022	2,786	2,788
Avago Technologies, Ltd., 1st Lien
4.250%, 02/01/2023 (A)	5,744	5,757
Avago Technologies, Ltd., 2nd Lien
4.250%, 02/01/2023	1,256	1,259
B&G Foods, 1st Lien
3.750%, 11/02/2022	2	2
B&G Foods, Term Loan B, 1st Lien
3.750%, 11/02/2022	841	844
B/E Aerospace, Term Loan
4.000%, 12/16/2021	1,021	1,025
B/E Aerospace, Term Loan, 1st Lien
4.000%, 12/16/2021	510	512
Beacon Roofing, Cov-Lite, Term Loan, 1st Lien
4.000%, 10/01/2022	1,890	1,893
Berry Plastics, Term Loan
3.750%, 01/06/2021	1,000	1,003
Berry Plastics, Term Loan D
3.500%, 02/08/2020	1,940	1,940
Berry Plastics, Term Loan, 1st Lien
4.000%, 10/03/2022	1,164	1,168
Black Knight, Cov-Lite, Term Loan, 1st Lien
3.750%, 05/27/2022	439	441

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Booz Allen Hamilton, Term Loan B1, 1st Lien
3.750%, 07/31/2019	$1,643	$1,648
Boyd Acquisition, Term Loan B
4.250%, 11/20/2017	732	732
Boyd Gaming, Term Loan B
4.000%, 08/14/2020	3,228	3,233
Bright Horizons Family Solutions LLC, Term Loan
5.250%, 01/30/2020	—	—
Bright Horizons Family Solutions LLC, Term Loan B
3.750%, 01/30/2020	339	340
Burger King, Term Loan B-2, 1st Lien
3.750%, 12/10/2021	1,499	1,504
Calpine, Term Loan, 1st Lien
3.500%, 05/27/2022	5,060	5,020
Catalina Marketing, Cov-Lite, Term Loan
4.500%, 04/09/2021	990	871
CCM Merger, Term Loan
4.500%, 08/06/2021	1,784	1,792
CDW, Term Loan
3.250%, 04/29/2020	5,157	5,163
Ceramtec Acquisition, Term Loan B1
4.250%, 08/30/2020	1,999	1,999
Ceramtec Acquisition, Term Loan B2
4.250%, 08/30/2020	217	217
Ceramtec Acquisition, Term Loan B3
4.250%, 08/30/2020	610	610
Ceridian, Cov-Lite
4.500%, 09/15/2020	1	1
Ceridian, Cov-Lite, 1st Lien
4.500%, 09/15/2020	99	96
Charter Communication Operating LLC, Term Loan E
3.000%, 07/01/2020	2,990	2,990
Charter Communications Operating, LLC (aka CCO Safari LLC), Term I Loan (2016), 1st Lien
3.500%, 01/24/2023	90	90
Chief Exploration, Term Loan
7.500%, 05/16/2021	2,026	1,631
Clubcorp Club Operations, Term Loan, 1st Lien
4.250%, 12/15/2022	1,832	1,836
Commscope, Term Loan, 1st Lien
3.828%, 12/29/2022	3,965	3,972
Communication Sales and Leasing, Term Loan, 1st Lien
5.000%, 10/24/2022	1,639	1,626
Constantia Flexibles, Cov-Lite, 1st Lien
4.750%, 04/30/2022	290	290
Constantia Flexibles, Cov-Lite, Term Loan
4.750%, 04/30/2022	1,492	1,488
ConvaTec Dollar, Term Loan
4.250%, 06/15/2020	1,301	1,300

82	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

COTY, Term Loan
3.750%, 01/26/2023	$3,552	$3,551
COTY, Term Loan B
3.750%, 10/27/2022	1,776	1,778
Cumulus Media, 1st Lien
4.250%, 12/23/2020	4,163	2,945
DaVita HealthCare Partners, Term Loan B
3.500%, 06/24/2021	3,967	3,991
Dex Media West, Term Loan
8.000%, 12/30/2016	1,730	701
Diebold, Dollar Term Loan B, 1st Lien
5.250%, 11/06/2023	1,810	1,812
Digital Globe, Term Loan B, 1st Lien
4.750%, 01/25/2020	728	732
Dollar Tree, Cov-Lite, Term Loan B-1
3.500%, 07/06/2022	3,799	3,817
EFS Cogen, Term Loan B, 1st Lien
3.750%, 12/17/2020	1,244	1,244
Emerald Performance Materials, LLC, Term Loan, 1st Lien
4.500%, 07/30/2021	3,881	3,901
Emergency Medical Services, Cov-Lite, Term Loan
4.250%, 05/25/2018	194	194
Emergency Medical Services, Initial Term Loan
4.250%, 05/25/2018	4,170	4,173
EMI Music Publishing, Ltd., Term Loan
4.000%, 08/19/2022	2,559	2,557
Endurance International, Term Loan B, 1st Lien
6.480%, 11/09/2019	3,760	3,625
Energy & Exploration Partners, 1st Lien
13.000%, 11/10/2021	376	376
5.000%, 05/13/2022	210	210
0.000%, 11/10/2021 (C)(D)	145	—
Energy Transfer Equity, Term Loan B, 1st Lien
3.250%, 12/02/2019	4,685	4,514
Entegris, Term Loan B, 1st Lien
3.500%, 04/30/2021	6,599	6,599
Environmental Resources
5.000%, 05/14/2021	435	410
Epicor, Cov-Lite, Term Loan, 1st Lien
4.750%, 06/01/2022	1,817	1,781
Equinix
4.000%, 01/06/2023	122	122
Equinox Fitness Clubs, Term Loan B
5.000%, 01/31/2020	6,393	6,393
Evergreen Skillsoft, 1st Lien
5.750%, 04/28/2021	5,236	4,212
First Data, 2021 Extended Dollar Term Loan
4.443%, 03/24/2021	4,792	4,812
First Data, Term Loan, 1st Lien
4.193%, 07/08/2022	500	501

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Four Seasons Holdings, Term Loan
3.500%, 06/27/2020	$4,878	$4,884
Generac Power Systems, Term Loan B
3.500%, 05/31/2020	2,416	2,407
Genesys Telecom, Term Loan
4.000%, 02/08/2020	5,654	5,626
GNC, Term Loan, 1st Lien
3.250%, 03/04/2019	5,188	5,170
GO Daddy, Cov-Lite, Term Loan B, 1st Lien
4.250%, 05/13/2021	1,179	1,183
Gray Television, Cov-Lite, Term B, 1st Lien
3.938%, 06/13/2021	632	632
Greeneden US Holdings, Delayed Draw, Term Loan, 1st Lien, Ser 2
4.500%, 11/13/2020	1,711	1,713
Grifols Worldwide Operations, Term Loan B, 2nd Lien
3.454%, 02/27/2021	3,672	3,680
Harbor Freight Tools, Cov-Lite, Term Loan
4.750%, 07/26/2019	79	80
Harbor Freight Tools, Term Loan
4.750%, 07/26/2019	3,350	3,366
Headwaters, Term Loan B
4.500%, 03/24/2022	2,665	2,685
Hill-Rom Holdings, Term Loan, 1st Lien
3.500%, 09/08/2022	4,461	4,488
Hilton Hotels, Cov-Lite, Term Loan B, 1st Lien
3.500%, 10/25/2020 (A)	166	167
3.500%, 10/26/2020 (A)	886	888
Hilton Worldwide Finance, Term Loan
3.500%, 10/26/2020	709	711
Hilton Worldwide, Term Loan B, 1st Lien
3.500%, 10/26/2020	111	111
Houghton Mifflin Harcourt Publishers, Term Loan, 1st Lien
4.000%, 05/28/2021	2,878	2,840
HUB International, Ltd., Term Loan
4.250%, 10/02/2020	22	21
HUB International, Ltd., Term Loan B, 1st Lien
4.250%, 10/02/2020	8,416	8,354
Hyperion Insurance, Term Loan, 1st Lien
5.500%, 04/29/2022	2,475	2,401
IMS Health, Term Loan B
3.500%, 03/17/2021	4,012	4,013
Ina Beteiligungs, Term Loan, 1st Lien
4.250%, 05/15/2020	264	265
Ineos Holdings Ltd, Cov-Lite, Term Loan, 1st Lien
4.250%, 03/31/2022	891	890
Ineos US Finance LLC, 2020 Dollar Term Loan
3.750%, 12/15/2020	1,480	1,467

SEI Institutional Investments Trust / Annual Report / May 31, 2016	83

SCHEDULE OF INVESTMENTS

Opportunistic Income Fund (Continued)

May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Infinity Acquisition, 1st Lien
4.000%, 08/06/2021	$12	$12
Infinity Acquisition, LLC, Term Loan B, 1st Lien
4.000%, 08/06/2021	1,649	1,575
Informatica, Term Loan B, 1st Lien
4.500%, 08/05/2022	2,324	2,296
Intelsat Jackson Holdings, Term Loan B-2
3.750%, 06/30/2019 (A)	1,798	1,654
Inventiv Health, Incremental Term Loan B-3
7.750%, 05/15/2018	265	263
ION Trading Technologies, Term Loan, Tranche B-1
4.250%, 06/10/2021	5,886	5,871
Jeld-Wen, Cov-Lite, Term Loan B, 1st Lien
5.250%, 10/15/2021	5,728	5,744
4.750%, 07/01/2022	746	747
Kenan Advantage, Cov-Lite, Initial Term Loan, 1st Lien
4.000%, 07/29/2022	1,196	1,191
Kenan Advantage, Delayed Draw Term Loan
1.500%, 01/23/2017 (E)	160	(1)
Kenan Advantage, Initial Term Loan B
4.000%, 07/29/2022	389	388
Klockner Pentaplast, Term Loan, 1st Lien
5.000%, 04/28/2020	894	895
Kronos, Incremental Term Loan, 1st Lien
4.500%, 10/30/2019	4,071	4,075
Language Line, LLC, Term Loan, 1st Lien
6.500%, 07/07/2021	4,508	4,510
Lee Enterprises, Term Loan B
7.250%, 03/31/2019	1,302	1,293
Leslie’s Poolmart, Cov-Lite, 1st Lien
4.250%, 10/16/2019	4,967	4,967
Level 3 Financing, Term Loan B-I
4.000%, 01/15/2020	2,500	2,508
Level 3 Financing, Term Loan B-II
3.500%, 05/31/2022	1,071	1,071
Level 3 Financing, Term Loan B-III
4.000%, 08/01/2019	2,000	2,004
Life Time Fitness, Closing Date Term Loan
4.250%, 06/10/2022	11	11
Life Time Fitness, Term Loan B
4.250%, 06/10/2022	4,370	4,348
Light Tower Fiber, LLC, Term Loan B
4.000%, 04/13/2020	4,899	4,884
LPL Holdings, 2021 Tranche B Term Loan
4.250%, 03/29/2021	1,702	1,689
Mallinckrodt, Cov-Lite, Term Loan
3.250%, 03/19/2021	1,990	1,965
Mattress Firm Holding, 1st Lien
6.250%, 10/20/2021	1,062	1,063

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Media General, Delayed Term Loan
4.000%, 07/31/2020	$617	$617
Mediacom Broadbank, 1st Lien
3.250%, 01/29/2021	3,056	3,045
Mediacom Communications, Term Loan H
3.250%, 01/29/2021	8	8
MEG Energy, Term Loan
3.750%, 03/21/2020	1,608	1,431
MGM Growth Properties Operating Partnership LP, Term B Loan, 1st Lien
4.000%, 04/25/2023	843	849
Michaels Stores, Term Loan B
3.750%, 01/28/2020 (A)	5,886	5,893
Millennium Labs
7.500%, 12/21/2020	1,806	1,353
Minimax GmbH, Term Loan B, 1st Lien
4.000%, 08/14/2020	3,823	3,815
MKS Instruments,Term Loan, 1st Lien
4.750%, 05/01/2023	1,225	1,236
Mohegan Tribal Gaming Authority, Term Loan A, 1st Lien
4.454%, 06/15/2018	1,889	1,850
Mohegan Tribal Gaming Authority, Term Loan B, 1st Lien
5.500%, 06/15/2018	4,469	4,450
Mueller Water Products, Term Loan, 1st Lien
4.000%, 11/19/2021	579	582
Multiplan Cov-Lite, 1st Lien
0.000%, 05/25/2023 (C)	2,919	2,939
Murray Energy, Cov-Lite, Term Loan B, 2nd Lien
7.500%, 04/16/2020	1,637	1,121
NBTY, 1st Lien
5.000%, 04/26/2023	3,815	3,836
NCI Building Systems, Term Loan
4.250%, 06/24/2019	1,175	1,167
Nelson Education
0.000%, 10/01/2020 (C)(D)	92	—
Nelson Education, 1st Lien
12.000%, 10/01/2020	554	198
NXP, Cov-Lite, Term Loan B, 1st Lien
3.750%, 12/07/2020	725	727
ON Semiconductor, Closing Date Term Loan, 1st Lien
5.250%, 03/31/2023	3,416	3,438
Peabody Energy, Commitment, 1st Lien
10.000%, 04/18/2017	664	671
Peabody Energy, Cov-Lite, Term Loan B, 1st Lien
4.250%, 09/24/2020	671	265
Penn Products Terminals, Term Loan, Tranche B
4.750%, 04/13/2022	961	935

84	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

PetSmart Tranche B-1 Loan
4.250%, 03/10/2022	$464	$464
PetSmart, 1st Lien
4.250%, 03/11/2022	464	464
PetSmart, 5/15 Cov-Lite, Term Loan B-1
4.250%, 03/11/2022	467	467
Pharmaceutical Product, Cov-Lite, Initial Term Loan, 1st Lien
4.250%, 08/18/2022	6,180	6,185
Pinnacle Foods Group, LLC, Term Loan G
3.250%, 04/29/2020	498	498
Pinnacle Foods Group, LLC, Term Loan H
3.250%, 04/29/2020	1,287	1,288
Post Holdings, Term Loan B, 1st Lien, Ser A
3.750%, 06/02/2021	539	543
PQ, Tranche B-1 Term Loan, 1st Lien
5.750%, 11/04/2022	908	915
Quebecor Media, Term Loan B
3.250%, 08/17/2020	1,123	1,115
Quintiles Transnational, Term Loan, 1st Lien
3.250%, 05/12/2022	2,464	2,462
Radnet, Term Loan, 1st Lien
5.750%, 10/10/2018	64	64
4.250%, 10/10/2018	2,224	2,220
RE/MAX International, Term Loan
4.250%, 07/31/2020	2,356	2,351
Realogy, Extended Synthetic Term Loan
0.150%, 10/10/2016	40	40
Redtop Acquisitions, Ltd., Term Loan, 1st Lien
4.500%, 12/03/2020	611	610
Regal Cinemas, Term Loan
3.750%, 04/01/2022	2,085	2,090
Rexnord, LLC, Cov-Lite, Term Loan B, 1st Lien
4.000%, 08/21/2020	639	636
Rexnord, LLC, Term Loan B
4.000%, 08/21/2020	2,054	2,042
Royal Adhesives & Sealants, Cov-Lite, Initial
Term Loan, 1st Lien
4.500%, 06/20/2022	5,707	5,703
Ryman Hospitality Properties, Cov-Lite, Term Loan
3.750%, 01/15/2021	521	522
Salem Communications, Term Loan B
4.500%, 03/12/2020	635	618
Samsonite International S.A., Initial Tranche B Term Loan
4.000%, 04/13/2023	857	864
SBA Finance, Incremental Term Loan, 1st Lien
3.250%, 06/10/2022	5,475	5,455
Seadrill Partners, LLC, Term Loan B, 1st Lien
4.000%, 02/21/2021	4,840	2,295
Seaworld, Term Loan B-2

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

3.000%, 05/14/2020	$2,003	$1,956
Seminole Hard Rock Entertainment, Term Loan B
3.500%, 05/14/2020	3,191	3,178
Serta Simmons Holdings, Term Loan B
4.250%, 10/01/2019	5,716	5,724
Signode (USD) Cov-Lite, Term Loan
3.750%, 05/01/2021	2,018	2,005
Signode Industrial
3.750%, 05/01/2021	596	592
Sinclair Television Group, Term Loan B1, 1st Lien
3.500%, 07/30/2021	3,001	3,008
Six Flags Theme Parks, Term Loan, 1st Lien
3.500%, 06/30/2022	6,449	6,473
Six Flags Theme Parks, Term Loan, 3rd Lien
3.500%, 06/30/2022	2	2
Smart & Final, Cov-Lite, Term Loan
4.000%, 11/08/2019	825	823
Smart Technologies, Term Loan
10.500%, 01/31/2018	113	113
Spectrum Brands, Cov-Lite, Term Loan, 1st Lien
3.500%, 06/23/2022	3,510	3,523
SS&C Technologies, Term Loan B-1
4.083%, 07/08/2022	107	107
4.000%, 07/08/2022	2,933	2,943
SS&C Technologies, Term Loan B-2
4.000%, 07/08/2022	483	484
SS&C Technologies, Term Loan, 1st Lien
4.083%, 07/08/2022	283	283
Starwood Property Trust, Term Loan B
3.500%, 04/17/2020	2,811	2,804
Station Casinos, 1st Lien
0.000%, 06/25/2023 (C)	2,775	2,778
Sterigenics-Nordion, Cov-Lite, Term Loan, 1st Lien
4.250%, 05/16/2022	2,220	2,209
Syncreon Holdings Ltd., Term Loan B, 1st Lien
5.250%, 10/28/2020	4,684	3,958
Syniverse Holdings
4.000%, 04/23/2019	1,150	865
Syniverse Holdings, 1st Lien
4.000%, 04/23/2019	696	521
TASC, Term Loan, 1st Lien
7.000%, 05/22/2020	1,265	1,262
TASC, Term Loan, 2nd Lien
7.000%, 05/22/2020	26	26
Telesat Canada, Term Loan B
3.500%, 03/28/2019 (A)	1,689	1,688
Templar Energy, Cov-Lite, 2nd Lien
8.500%, 11/25/2020	4,227	690

SEI Institutional Investments Trust / Annual Report / May 31, 2016	85

SCHEDULE OF INVESTMENTS

Opportunistic Income Fund (Continued)

May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Texas Competitive, Extended Term Loan
4.917%, 10/10/2017 (D)	$2,323	$726
The Neiman Marcus Group, Term Loan, 1st Lien
4.250%, 10/25/2020	2,903	2,658
Townsquare Media, Term Loan
4.250%, 03/25/2022	2,121	2,127
Trans Union LLC, Replacement Term Loan
3.500%, 04/09/2021	7,379	7,377
TransDigm, Term Loan C, 1st Lien
3.750%, 02/25/2020	3,460	3,459
TransDigm, Term Loan D, 1st Lien
3.750%, 06/04/2021	1,005	1,005
Tribune Media, Term Loan, 1st Lien
3.750%, 12/27/2020	2,691	2,696
Tronox, Term Loan B
4.500%, 03/19/2020	971	940
True Religion Apparel, 1st Lien
5.875%, 07/30/2019	1,005	432
True Religion Apparel, Term Loan, 1st Lien
5.875%, 07/30/2019	347	149
Univar, Cov-Lite, Initial Term Loan
4.250%, 07/01/2022	2,192	2,186
Univar, Term Loan, 1st Lien
4.250%, 07/01/2022	2,215	2,208
Univision Communications, Extended Term Loan C-3
4.000%, 03/01/2020 (A)	1,554	1,552
Univision Communications, Term Loan, 1st Lien
4.000%, 03/01/2020	4,860	4,857
UPC Finance Partnership
3.250%, 06/30/2021	1,000	999
US Renal Care, Cov-Lite, 1st Lien
5.250%, 12/30/2022	4,615	4,575
Valeant Pharmaceuticals International, Term Loan B, 1st Lien, Ser C-2
5.500%, 12/11/2019	1,260	1,242
Valeant Pharmaceuticals International, Term Loan B, 1st Lien, Ser D-2
5.250%, 02/13/2019	126	124
Valeant Pharmaceuticals International, Term Loan B, 1st Lien, Ser E-1
4.750%, 06/26/2020	1,575	1,550
Valeant, Term Loan B
4.000%, 04/01/2022	888	876
Vantiv, LLC, Term Loan B, 1st Lien
3.500%, 06/13/2021	1,190	1,193
Verint Systems, Term Loan B, 1st Lien
3.500%, 09/06/2019	2,524	2,521
Vertafore, Term Loan B, 1st Lien
4.250%, 10/03/2019	3,000	2,998
Virgin Media, Term Loan, 1st Lien
3.649%, 06/30/2023	6,024	6,026

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Warner Music Group, Term Loan
3.750%, 07/01/2020	$5,433	$5,402
Waste Industries USA, Cov-Lite, 1st Lien
4.250%, 02/27/2020	2,822	2,832
WaveDivision Holdings, Term Loan, 2nd Lien
4.000%, 10/15/2019	8	8
WaveDivision Holdings, Term Loan, Tranche 1
4.000%, 10/15/2019	3,261	3,255
WCA Waste Systems, Term Loan
4.000%, 03/23/2018	2,697	2,694
Weight Watchers International, Term Loan B2, 1st Lien
4.000%, 04/02/2020	3	3
Weight Watchers International, Term Loan, Tranche B-2
4.000%, 04/02/2020	1,320	979
West, Term Loan B-10
3.250%, 06/30/2018	4,293	4,288
Western Digital Corporation, U.S. Term B Loan, 1st Lien
6.250%, 04/29/2023	1,235	1,230
Wide Open West, Term Loan, 1st Lien
4.500%, 04/01/2019	5,822	5,814
Wilsonart International Holdings LLC, Term Loan, 1st Lien
4.000%, 10/24/2019	6,381	6,370
XPO Logistics, Cov-Lite, Term Loan, 1st Lien
5.500%, 11/01/2021	3,449	3,475
York Risk Services Holding, Term Loan B
4.750%, 10/01/2021	4,762	4,203
York Risk Services, Cov-Lite, 1st Lien
4.750%, 10/01/2021	626	553
Ziggo, Term Loan B1, 1st Lien
3.652%, 01/15/2022	2,022	2,019
Ziggo, Term Loan B2, 1st Lien
3.652%, 01/15/2022	1,198	1,197
3.601%, 01/15/2022	105	104
Ziggo, Term Loan B3, 1st Lien
3.601%, 01/15/2022	2,143	2,140
Zuffa, Term Loan
3.750%, 02/25/2020	1,791	1,786

Total Loan Participations (Cost $564,891) ($ Thousands)		550,052

ASSET-BACKED SECURITIES — 25.6%
Automotive — 2.8%
Ally Auto Receivables Trust, Ser 2013-2, Cl A3
0.790%, 01/15/2018	936	936
Ally Auto Receivables Trust, Ser 2014-SN1, Cl A3
0.750%, 02/21/2017	3	3

86	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Ally Auto Receivables Trust, Ser 2014-SN1, Cl A4
0.950%, 06/20/2018	$850	$850
Ally Auto Receivables Trust, Ser 2015-SN1, Cl A3
1.210%, 12/20/2017	701	701
American Credit Acceptance Receivables Trust, Ser 2014-4, Cl A
1.330%, 07/10/2018 (B)	39	39
AmeriCredit Automobile Receivables Trust, Ser 2013-1, Cl B
1.070%, 03/08/2018	91	91
AmeriCredit Automobile Receivables Trust, Ser 2013-4, Cl C
2.720%, 09/09/2019	1,150	1,162
AmeriCredit Automobile Receivables Trust, Ser 2014-2, Cl A3
0.940%, 02/08/2019	1,568	1,565
AmeriCredit Automobile Receivables Trust, Ser 2014-3, Cl A3
1.150%, 06/10/2019	1,590	1,589
AmeriCredit Automobile Receivables Trust, Ser 2015-1, Cl A2A
0.770%, 04/09/2018	118	118
AmeriCredit Automobile Receivables Trust, Ser 2015-1, Cl A3
1.260%, 11/08/2019	925	922
AmeriCredit Automobile Receivables Trust, Ser 2015-4, Cl A2A
1.260%, 04/08/2019	429	429
AmeriCredit Automobile Receivables Trust, Ser 2015-4, Cl A2B
1.187%, 04/08/2019 (A)	2,995	2,997
AmeriCredit Automobile Receivables Trust, Ser 2016-1, Cl A2A
1.520%, 06/10/2019	450	450
AmeriCredit Automobile Receivables Trust, Ser 2016-1, Cl A2B
1.187%, 06/10/2019 (A)	2,780	2,782
AmeriCredit Automobile Receivables Trust, Ser 2016-2, Cl A2A
1.420%, 10/08/2019	2,878	2,875
ARI Fleet Lease Trust, Ser 2014-A, Cl A2
0.810%, 11/15/2022 (B)	72	72
BMW Vehicle Owner Trust, Ser 2013-A, Cl A3
0.670%, 11/27/2017	384	383
Capital Auto Receivables Asset Trust, Ser 2013-1, Cl A4
0.970%, 01/22/2018	163	163
Capital Auto Receivables Asset Trust, Ser 2014-1, Cl A3
1.320%, 06/20/2018	2,380	2,379

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Capital Auto Receivables Asset Trust, Ser 2015-4, Cl A2
1.620%, 03/20/2019	$750	$750
CarMax Auto Owner Trust, Ser 2012-3, Cl C
1.500%, 08/15/2018	55	55
CarMax Auto Owner Trust, Ser 2013-2, Cl A4
0.840%, 11/15/2018	1,000	996
CarMax Auto Owner Trust, Ser 2015-4, Cl A2A
1.090%, 04/15/2019	782	782
Chesapeake Funding LLC, Ser 2012-2A, Cl A
0.887%, 05/07/2024 (A) (B)	234	234
Chesapeake Funding LLC, Ser 2015-1A, Cl A
0.937%, 02/07/2027 (A) (B)	869	866
Chrysler Capital Auto Receivables Trust, Ser 2013-AA, Cl A3
0.910%, 04/16/2018 (B)	82	82
Chrysler Capital Auto Receivables Trust, Ser 2014-AA, Cl A4
1.310%, 05/15/2019 (B)	125	125
CPS Auto Receivables Trust, Ser 2013-D, Cl A
1.540%, 07/16/2018 (B)	107	107
CPS Auto Receivables Trust, Ser 2014-A, Cl A
1.210%, 08/15/2018 (B)	66	66
Credit Acceptance Auto Loan Trust, Ser 2013- 2A, Cl A
1.500%, 04/15/2021 (B)	103	104
Credit Acceptance Auto Loan Trust, Ser 2014-1A, Cl A
1.550%, 10/15/2021 (B)	610	609
DT Auto Owner Trust, Ser 2015-2A, Cl A
1.240%, 09/17/2018 (B)	402	402
Enterprise Fleet Financing LLC, Ser 2013-2, Cl A2
1.060%, 03/20/2019 (B)	42	42
Enterprise Fleet Financing LLC, Ser 2013-2, Cl A3
1.510%, 03/20/2019 (B)	300	300
Fifth Third Auto Trust, Ser 2013-A, Cl A3
0.880%, 10/16/2017	49	49
First Investors Auto Owner Trust, Ser 2013-2A, Cl A2
1.230%, 03/15/2019 (B)	32	32
First Investors Auto Owner Trust, Ser 2014-1A, Cl A3
1.490%, 01/15/2020 (B)	656	655
First Investors Auto Owner Trust, Ser 2014-3A, Cl A2
1.060%, 11/15/2018 (B)	213	213
Flagship Credit Auto Trust, Ser 2014-2, Cl A
1.430%, 12/16/2019 (B)	1,020	1,017
Ford Credit Auto Lease Trust, Ser 2014-A, Cl A4
0.900%, 06/15/2017	316	316

SEI Institutional Investments Trust / Annual Report / May 31, 2016	87

SCHEDULE OF INVESTMENTS

Opportunistic Income Fund (Continued)

May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Ford Credit Auto Lease Trust, Ser 2014-B, Cl A4
1.100%, 11/15/2017	$600	$600
Ford Credit Auto Lease Trust, Ser 2015-B, Cl B
1.920%, 03/15/2019	465	463
Ford Credit Auto Owner Trust, Ser 2012-B, Cl D
2.930%, 10/15/2018	1,000	1,003
Ford Credit Floorplan Master Owner Trust, Ser 2014-1, Cl B
1.400%, 02/15/2019	135	135
GLS Auto Receivables Trust, Ser 2016-1A, Cl A
2.730%, 10/15/2020 (B)	450	450
GM Financial Automobile Leasing Trust, Ser 2015-2, Cl A2A
1.180%, 04/20/2018	974	975
GM Financial Automobile Leasing Trust, Ser 2015-3, Cl A2A
1.170%, 06/20/2018	947	947
GM Financial Automobile Leasing Trust, Ser 2016-2, Cl A3
1.620%, 09/20/2019	325	324
Harley-Davidson Motorcycle Trust, Ser 2013-1, Cl A3
0.650%, 07/16/2018	23	23
Hertz Fleet Lease Funding, Ser 2013-3, Cl A
0.988%, 12/10/2027 (A) (B)	963	962
Hertz Fleet Lease Funding, Ser 2014-1, Cl A
0.838%, 04/10/2028 (A) (B)	995	996
Honda Auto Receivables Owner Trust, Ser 2013-4, Cl A3
0.690%, 09/18/2017	1,350	1,350
Huntington Auto Trust, Ser 2015-1, Cl A3
1.240%, 09/16/2019	1,000	1,001
Hyundai Auto Lease Securitization Trust, Ser 2016-B, Cl A3
1.520%, 10/15/2019 (B)	265	265
Hyundai Auto Receivables Trust, Ser 2012-C, Cl B
1.060%, 06/15/2018	1,000	998
Hyundai Auto Receivables Trust, Ser 2013-C, Cl A3
1.010%, 02/15/2018	1,182	1,183
M&T Bank Auto Receivables Trust, Ser 2013-1A, Cl A3
1.060%, 11/15/2017 (B)	361	361
Mercedes Benz Auto Lease Trust, Ser 2015-A, Cl A4
1.210%, 10/15/2020	250	250
Mercedes Benz Auto Lease Trust, Ser 2015-B, Cl A3
1.340%, 07/16/2018	755	755
Prestige Auto Receivables Trust, Ser 2013-1A, Cl A3
1.330%, 05/15/2019 (B)	302	302

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Prestige Auto Receivables Trust, Ser 2014-1A, Cl A2
0.970%, 03/15/2018 (B)	$17	$18
Prestige Auto Receivables Trust, Ser 2015-1, Cl A2
1.090%, 02/15/2019 (B)	138	138
Prestige Auto Receivables Trust, Ser 2016-1A, Cl A2
1.780%, 08/15/2019 (B)	490	490
Santander Drive Auto Receivables Trust, Ser 2012-3, Cl D
3.640%, 05/15/2018	785	792
Santander Drive Auto Receivables Trust, Ser 2014-1, Cl B
1.590%, 10/15/2018	539	540
Santander Drive Auto Receivables Trust, Ser 2015-1, Cl A2A
0.910%, 07/16/2018	870	870
Santander Drive Auto Receivables Trust, Ser 2015-5, Cl A3
1.580%, 09/16/2019	535	534
Santander Drive Auto Receivables Trust, Ser 2016-1, Cl A2B
1.215%, 07/15/2019 (A)	4,040	4,040
Toyota Auto Receivables Owner Trust, Ser 2016-B, Cl A3
1.300%, 04/15/2020	130	130
Toyota Auto Receivables Owner Trust, Ser 2016-B, Cl A2A
1.020%, 10/15/2018	4,000	3,997
Volvo Financial Equipment LLC, Ser 2014-1A, Cl A3
0.820%, 04/16/2018 (B)	267	266
Westlake Automobile Receivables Trust, Ser 2014-2A, Cl A2
0.970%, 10/16/2017 (B)	36	36
Westlake Automobile Receivables Trust, Ser 2015-1A, Cl A2
1.170%, 03/15/2018 (B)	393	392
Westlake Automobile Receivables Trust, Ser 2015-2A, Cl A2A
1.280%, 07/16/2018 (B)	582	581
Wheels SPV 2 LLC, Ser 2015-1A, Cl A2
1.270%, 04/22/2024 (B)	2,267	2,269
Wheels SPV LLC, Ser 2014-1A, Cl A2
0.840%, 03/20/2023 (B)	2,433	2,431
World Omni Auto Receivables Trust, Ser 2012-B, Cl A4
0.810%, 01/15/2019	584	584

88	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

World Omni Auto Receivables Trust, Ser 2015-B, Cl A2A
0.960%, 07/15/2019	$800	$799

		60,558

Credit Cards — 5.2%
American Express Credit Account Master Trust, Ser 2013-1, Cl A
0.854%, 02/16/2021 (A)	310	311
American Express Credit Account Master Trust, Ser 2013-3, Cl A
0.980%, 05/15/2019	305	305
American Express Credit Account Master Trust, Ser 2014-1, Cl A
0.804%, 12/15/2021 (A)	5,000	5,005
American Express Credit Account Master Trust, Ser 2014-2, Cl A
1.260%, 01/15/2020	4,500	4,509
American Express Credit Account Master Trust, Ser 2014-5, Cl A
0.724%, 05/15/2020 (A)	1,650	1,653
BA Credit Card Trust, Ser 2014-A1, Cl A
0.814%, 06/15/2021 (A)	4,000	4,007
BA Credit Card Trust, Ser 2014-A2, Cl A
0.705%, 09/16/2019 (A)	5,000	5,006
BA Credit Card Trust, Ser 2015-A1, Cl A
0.764%, 06/15/2020 (A)	5,000	5,010
Cabela’s Credit Card Master Note Trust, Ser 2011-4A, Cl A2
0.985%, 10/15/2019 (A) (B)	860	860
Cabela’s Credit Card Master Note Trust, Ser 2012-2A, Cl A2
0.915%, 06/15/2020 (A) (B)	3,500	3,496
Cabela’s Credit Card Master Note Trust, Ser 2013-2A, Cl A2
1.084%, 08/16/2021 (A) (B)	210	210
Cabela’s Credit Card Master Note Trust, Ser 2014-1, Cl A
0.785%, 03/16/2020 (A)	2,670	2,669
Cabela’s Credit Card Master Note Trust, Ser 2014-2, Cl A
0.885%, 07/15/2022 (A)	5,000	4,954
Capital One Multi-Asset Execution Trust, Ser 2007-A5, Cl A5
0.475%, 07/15/2020 (A)	6,000	5,987
Capital One Multi-Asset Execution Trust, Ser 2014-A4, Cl A
0.793%, 06/15/2022	4,000	3,979
Capital One Multi-Asset Execution Trust, Ser 2015-A3, Cl A3
0.833%, 03/15/2023 (A)	4,895	4,865
Chase Issuance Trust, Ser 2007-A12, Cl A12
0.484%, 08/15/2019 (A)	3,500	3,494

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Chase Issuance Trust, Ser 2007-A2, Cl A2
0.484%, 04/15/2019 (A)	$6,000	$5,999
Chase Issuance Trust, Ser 2012-A10, Cl A10
0.695%, 12/16/2019 (A)	2,700	2,702
Chase Issuance Trust, Ser 2013-A9, Cl A
0.854%, 11/16/2020 (A)	4,850	4,870
Chase Issuance Trust, Ser 2014-A5, Cl A5
0.805%, 04/15/2021 (A)	5,620	5,620
Chase Issuance Trust, Ser 2014-A6, Cl A6
1.260%, 07/15/2019	6,100	6,107
Citibank Credit Card Issuance Trust, Ser 2008-A2, Cl A2
1.593%, 01/23/2020 (A)	8,100	8,228
Citibank Credit Card Issuance Trust, Ser 2013-A2, Cl A2
0.723%, 05/26/2020 (A)	6,915	6,923
Citibank Credit Card Issuance Trust, Ser 2014-A7, Cl A7
0.643%, 08/24/2018 (A)	2,250	2,250
Discover Card Execution Note Trust, Ser 2012-A4, Cl A4
0.805%, 11/15/2019 (A)	4,000	4,002
Discover Card Execution Note Trust, Ser 2014-A1, Cl A1
0.865%, 07/15/2021 (A)	5,000	5,013
Evergreen Credit Card Trust Series, Ser 2016-1, Cl A
1.155%, 04/15/2020 (A)(B)	800	800
Synchrony Credit Card Master Note Trust, Ser 2014-1, Cl A
1.610%, 11/15/2020	1,000	1,003
World Financial Network Credit Card Master Trust, Ser 2015-C, Cl A
1.260%, 03/15/2021	985	984

		110,821

Mortgage Related Securities — 2.4%
ABFC Trust, Ser 2005-OPT1, Cl M1
0.906%, 07/25/2035 (A)	3,967	3,854
ABFC Trust, Ser 2005-WF1, Cl A2C
1.066%, 12/25/2034 (A)	2,678	2,672
Accredited Mortgage Loan Trust, Ser 2005-2, Cl M1
0.846%, 07/25/2035 (A)	1,430	1,420
Accredited Mortgage Loan Trust, Ser 2005-2, Cl M2
0.886%, 07/25/2035 (A)	3,000	2,927
Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates, Ser 2005-3, Cl M1
0.916%, 08/25/2035 (A)	3,225	3,185

SEI Institutional Investments Trust / Annual Report / May 31, 2016	89

SCHEDULE OF INVESTMENTS

Opportunistic Income Fund (Continued)

May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Bear Stearns Second Lien Trust, Ser 2007- SV1A, Cl A2
1.086%, 12/25/2036 (A)(B)	$1,434	$1,393
BNC Mortgage Loan Trust, Ser 2007-2, Cl A2
0.546%, 05/25/2037 (A)	343	335
Countrywide Asset-Backed Certificates, Ser 2006-S8, Cl A3
5.555%, 04/25/2036 (A)	2,789	2,771
Home Equity Asset Trust, Ser 2005-7, Cl M1
0.896%, 01/25/2036 (A)	4,660	4,436
Home Equity Asset Trust, Ser 2006-3, Cl M1
0.836%, 07/25/2036 (A)	4,060	3,184
IXIS Real Estate Capital Trust, Ser 2005-HE1, Cl M3
1.226%, 06/25/2035 (A)	916	916
Master Asset Backed Securities Trust, Ser 2005-NC2, Cl A3
0.946%, 11/25/2035 (A)	5,689	3,657
Master Asset Backed Securities Trust, Ser 2005-WF1, Cl M2
0.876%, 06/25/2035 (A)	6,100	5,965
Merrill Lynch Mortgage Investors Trust, Ser 2006-FF1, Cl A1
0.551%, 08/25/2036 (A)	2,999	2,988
Morgan Stanley Home Equity Loan Trust, Ser 2005-4, Cl A2C
1.086%, 09/25/2035 (A)	2,817	2,770
New Century Home Equity Loan Trust, Ser 2005-3, Cl M1
0.926%, 07/25/2035 (A)	244	244
New Century Home Equity Loan Trust, Ser 2005-4, Cl M2
0.956%, 09/25/2035 (A)	5,000	4,668
RASC Trust, Ser 2005-EMX3, Cl M3
0.906%, 09/25/2035 (A)	3,000	2,894
RASC Trust, Ser 2005-KS6, Cl M3
0.926%, 07/25/2035 (A)	353	353

		50,632

Other Asset-Backed Securities — 15.2%
1776 CLO, Ser 2006-1A, Cl B
1.082%, 05/08/2020 (A)(B)	5,000	4,839
Aames Mortgage Investment Trust, Ser 2005- 4, Cl M1
1.144%, 10/25/2035 (A)	158	158
AB CLO, Ser 2007-1A, Cl D
4.528%, 04/15/2021 (A)(B)	1,930	1,904
AB CLO, Ser 2007-1A, Cl B
1.372%, 04/15/2021	188	187
ABFC Trust, Ser 2004-OPT5, Cl M1
1.571%, 03/25/2034 (A)	226	192
ACAS CLO, Ser 2007-1A, Cl D
4.884%, 04/20/2021 (A)(B)	1,500	1,486

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Accredited Mortgage Loan Trust, Ser 2004-4, Cl A1A
1.119%, 01/25/2035 (A)	$109	$107
Accredited Mortgage Loan Trust, Ser 2006-2, Cl A4
0.706%, 09/25/2036 (A)	8,100	6,900
Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates, Ser 2004-3, Cl A2B
1.546%, 09/25/2034 (A)	256	253
Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates, Ser 2004-4, Cl A1
1.166%, 10/25/2034 (A)	406	400
Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates, Ser 2005-4, Cl M1
0.896%, 10/25/2035 (A)	2,914	2,662
Aircraft Lease Securitisation Ltd., Ser 2007-1A, Cl G3
0.696%, 05/10/2032 (A)(B)	473	467
Ally Master Owner Trust, Ser 2014-5, Cl A2
1.600%, 10/15/2019	1,000	1,001
Alterna Funding I LLC, Ser 2014-1A, Cl Note
1.639%, 02/15/2021 (B)	910	882
Ameriquest Mortgage Securities Asset-Backed Pass-Through Certificates, Ser 2004-R11, Cl A1
1.044%, 11/25/2034 (A)	1,231	1,225
Ameriquest Mortgage Securities Asset-Backed Pass-Through Certificates, Ser 2005-R11, Cl M1
0.896%, 01/25/2036 (A)	3,310	3,094
Ameriquest Mortgage Securities Asset-Backed Pass-Through Certificates, Ser 2005-R5, Cl M1
0.876%, 07/25/2035 (A)	804	803
Ameriquest Mortgage Securities Asset-Backed Pass-Through Certificates, Ser 2005-R7, Cl M2
0.946%, 09/25/2035 (A)	1,645	1,496
Ameriquest Mortgage Securities Asset-Backed Pass-Through Certificates, Ser 2005-R9, Cl AF6
5.325%, 11/25/2035	361	367
Apidos CLO XII, Ser 2013-12A, Cl A
1.728%, 04/15/2025 (A)(B)	500	495
Apidos CLO XVII, Ser 2014-17A, Cl A1A
2.133%, 04/17/2026 (A)(B)	995	995
Ares XXII CLO, Ser 2007-22A, Cl B
1.578%, 08/15/2019 (A)(B)	1,375	1,323
Argent Securities, Ser 2006-W2, Cl A2B
0.636%, 03/25/2036 (A)	1,331	663

90	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

ARL First LLC, Ser 2012-1A, Cl A1
2.185%, 12/15/2042 (A)(B)	$1,898	$1,839
Asset-Backed Pass-Through Certificates, Ser 2004-R2, Cl A1A
1.129%, 04/25/2034 (A)	3,063	3,014
Atrium V, Ser 5A, Cl B
1.326%, 07/20/2020 (A)(B)	6,000	5,830
Avalon IV Capital, Ser 2014-1AR, Cl AR
1.803%, 04/17/2023 (A)(B)	645	641
Babson CLO, Ser 2007-1A, Cl B1
1.183%, 01/18/2021 (A)(B)	3,000	2,825
Baker Street CLO II, Ser 2006-1A, Cl C
1.358%, 10/15/2019 (A)(B)	3,000	2,896
Battalion CLO, Ser 2007-1A, Cl D
2.780%, 07/14/2022 (A)(B)	1,500	1,465
Battalion CLO, Ser 2007-1A, Cl C
1.430%, 07/14/2022 (A)(B)	2,500	2,396
Bear Stearns Asset-Backed Securities I Trust, Ser 2006-EC1, Cl M1
0.856%, 12/25/2035 (A)	2,372	2,338
BlueMountain CLO, Ser 2015-1A, Cl A1
2.140%, 04/13/2027 (A)(B)	1,280	1,277
BlueMountain CLO, Ser 2015-4A, Cl A1
2.174%, 11/30/2026 (A)(B)	3,500	3,501
Canaras Summit CLO, Ser 2007-1A, Cl E
4.973%, 06/19/2021 (A)(B)	1,500	1,397
Canaras Summit CLO, Ser 2007-1A, Cl D
2.873%, 06/19/2021 (A)(B)	1,000	954
Cannington Funding, Ser 2006-1A, Cl C
2.131%, 11/24/2020 (A)(B)	2,000	1,851
Carlyle High Yield Partners IX, Ser 2006-9A, Cl A1
0.872%, 08/01/2021 (A)(B)	2,565	2,531
Carlyle High Yield Partners VIII, Ser 2006-8A, Cl A1
0.904%, 05/21/2021 (A)(B)	1,948	1,911
Cent CLO, Ser 2014-20A, Cl A
2.118%, 01/25/2026 (A)(B)	1,250	1,244
Cent CLO, Ser 2014-22A, Cl A1
2.112%, 11/07/2026 (A)(B)	3,100	3,087
CIFC Funding, Ser 2013-1A, Cl A1
1.783%, 04/16/2025 (A)(B)	265	263
CIT Equipment Collateral, Ser 2014-VT1, Cl A2
0.860%, 05/22/2017 (B)	293	293
CNH Equipment Trust 2016-B, Ser 2016-B, Cl A2A
1.310%, 10/15/2019	315	315
CNH Wholesale Master Note Trust, Ser 2013- 2A, Cl A
1.034%, 08/15/2019 (A)(B)	425	425
Conseco Financial, Ser 1995-6, Cl B1
7.700%, 09/15/2026	1,445	1,530

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Conseco Financial, Ser 1997-2, Cl A6
7.240%, 06/15/2028 (A)	$551	$549
Conseco Financial, Ser 1997-3, Cl A5
7.140%, 03/15/2028	142	148
Conseco Financial, Ser 1997-3, Cl A6
7.320%, 03/15/2028	47	49
Conseco Financial, Ser 1997-6, Cl A9
7.550%, 01/15/2029 (A)	666	673
Conseco Financial, Ser 1997-7, Cl A7
6.960%, 07/15/2028 (A)	138	140
Conseco Financial, Ser 1997-8, Cl A
6.780%, 10/15/2027	2,619	2,720
CWABS Asset-Backed Certificates Trust, Ser 2004-5, Cl 3A
0.906%, 09/25/2034 (A)	17	17
CWHEQ Revolving Home Equity Loan Trust, Ser 2007-GW, Cl A
0.985%, 08/15/2037 (A)	1,306	1,301
Dryden XI-Leveraged Loan CDO, Ser 2006-11A, Cl B
1.331%, 04/12/2020 (A)(B)	2,000	1,998
Dryden XXXI Senior Loan Fund, Ser 2014-31A, Cl A
1.983%, 04/18/2026 (A)(B)	1,215	1,209
Encore Credit Receivables Trust, Ser 2005-3, Cl M3
1.211%, 10/25/2035 (A)	2,600	2,400
FFMLT Trust, Ser 2005-FF8, Cl M1
0.936%, 09/25/2035 (A)	3,983	3,903
Fieldstone Mortgage Investment Trust, Ser 2004-3, Cl M4
2.291%, 08/25/2034 (A)	30	30
First Franklin Mortgage Loan Trust, Ser 2005- FF3, Cl M4
1.346%, 04/25/2035 (A)	2,188	2,101
First Franklin Mortgage Loan Trust, Ser 2006- FF1, Cl 2A3
0.686%, 01/25/2036 (A)	365	360
First Franklin Mortgage Loan Trust, Ser 2006- FF9, Cl M1
0.696%, 06/25/2036 (A)	10,538	529
First Franklin Mortgage Loan Trust, Ser 2006- FFA, Cl A3
0.686%, 09/25/2026 (A)	240	124
First Franklin Mortgage Loan Trust, Ser 2006- FFB, Cl A2
0.706%, 12/25/2026 (A)	74	50
Franklin CLO VI, Ser 2007-6A, Cl A
0.862%, 08/09/2019 (A)(B)	4,446	4,340
Fraser Sullivan CLO II, Ser 2006-2A, Cl D
2.123%, 12/20/2020 (A)(B)	2,500	2,378
Fraser Sullivan CLO II, Ser 2006-2A, Cl B
1.023%, 12/20/2020 (A)(B)	152	151

SEI Institutional Investments Trust / Annual Report / May 31, 2016	91

SCHEDULE OF INVESTMENTS

Opportunistic Income Fund (Continued)

May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Gale Force CLO, Ser 2007-3A, Cl A1
0.873%, 04/19/2021 (A)(B)	$1,108	$1,095
GE Equipment Small Ticket LLC, Ser 2014-1A, Cl A3
0.950%, 09/25/2017 (B)	325	325
Gleneagles CLO, Ser 2005-1A, Cl D
2.537%, 11/01/2017 (A)(B)	582	573
GMACM Home Equity Loan Trust, Ser 2007- HE2, Cl A3
6.193%, 12/25/2037 (A)	719	706
GMACM Home Equity Loan Trust, Ser 2007- HE2, Cl A2
6.054%, 12/25/2037 (A)	1,929	1,884
GMF Floorplan Owner Revolving Trust, Ser 2015-1, Cl A2
0.933%, 05/15/2020 (A)(B)	575	571
Golub Capital Management CLO, Ser 2007-A1, Cl B
1.157%, 07/31/2021 (A)(B)	708	699
Gramercy Park CLO, Ser 2014-1AR, Cl A1R
1.933%, 07/17/2023 (A)(B)	750	748
GreatAmerica Leasing Receivables Funding LLC, Ser 2015-1, Cl A2
1.120%, 06/20/2017 (B)	517	516
GreatAmerica Leasing Receivables Funding LLC, Ser 2016-1, Cl A2
1.570%, 05/21/2018 (B)	635	636
Green Tree Agency Advance Funding Trust I, Ser 2015-T1, Cl AT1
2.302%, 10/15/2046 (B)	350	350
GSAMP Trust, Ser 2006-HE8, Cl A2C
0.616%, 01/25/2037 (A)	4,175	3,385
Gulf Stream - Sextant CLO, Ser 2007-1A, Cl C
1.489%, 06/17/2021 (A)(B)	2,250	2,249
HarbourView CLO, Ser 2006-6A, Cl A2
1.010%, 12/27/2019 (A)(B)	5,075	4,948
Hilton Grand Vacations Trust, Ser 2014-AA, Cl A
1.770%, 11/25/2026 (B)	2,893	2,868
Home Equity Mortgage Loan Asset-Backed Trust Series INABS, Ser 2005-C, Cl AII3
0.816%, 10/25/2035 (A)	1,859	1,842
Home Equity Mortgage Trust, Ser 2006-5, Cl A1
6.000%, 01/25/2037	10,455	4,824
HSBC Home Equity Loan Trust, Ser 2007-2, Cl AS
0.628%, 07/20/2036 (A)	2,747	2,728
HSI Asset Securitization Trust, Ser 2005-I1, Cl 2A3
0.736%, 11/25/2035 (A)	890	844
HSI Asset Securitization Trust, Ser 2006-OPT2, Cl 2A3
0.636%, 01/25/2036 (A)	2,045	2,040

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Irwin Home Equity Loan Trust, Ser 2006-1, Cl 2A3
5.770%, 09/25/2035 (B)	$3,699	$3,743
Kubota Credit Owner Trust, Ser 2015-1A, Cl A2
0.940%, 12/15/2017 (B)	340	339
KVK CLO, Ser 2012-1A, Cl A
1.998%, 07/15/2023 (A)(B)	1,733	1,728
LCM IX, Ser 2011-9A, Cl C
3.480%, 07/14/2022 (A)(B)	3,500	3,504
Lehman Asset-Backed Security Manufactured Housing Contract Trust, Ser 2001-B, Cl A6
6.467%, 04/15/2040 (A)	252	262
Lehman Asset-Backed Security Manufactured Housing Contract Trust, Ser 2001-B, Cl A4
5.270%, 04/15/2040	151	155
Lehman Asset-Backed Security Manufactured Housing Contract Trust, Ser 2001-B, Cl A3
4.350%, 04/15/2040	1,103	1,117
Limerock CLO I, Ser 2007-1A, Cl B
1.268%, 04/24/2023 (A)(B)	3,000	2,817
Limerock CLO II, Ser 2014-2A, Cl A
2.133%, 04/18/2026 (A)(B)	850	846
Magnetite CLO IX, Ser 2014-9A, Cl A1
2.058%, 07/25/2026 (A)(B)	940	939
Master Asset-Backed Securities Trust, Ser 2005-AB1, Cl A3B
5.233%, 11/25/2035	1,813	1,818
Master Asset-Backed Securities Trust, Ser 2006-HE5, Cl A3
0.606%, 11/25/2036 (A)	768	479
Master Asset-Backed Securities Trust, Ser 2006-NC3, Cl A3
0.546%, 10/25/2036 (A)	3,178	1,873
Master Asset-Backed Securities Trust, Ser 2006-NC3, Cl A5
0.656%, 10/25/2036 (A)	1,894	1,136
Merrill Lynch CLO, Ser 2007-1A, Cl E
4.880%, 04/14/2021 (A)(B)	221	221
Michigan Finance Authority, Ser 2015-1, Cl A1
1.188%, 04/29/2030 (A)	4,907	4,761
Mid-State Capital Trust, Ser 2004-1, Cl M1
6.497%, 08/15/2037	1,185	1,264
MMAF Equipment Finance LLC, Ser 2014-AA, Cl A3
0.870%, 01/08/2019 (B)	1,010	1,007
MMAF Equipment Finance LLC, Ser 2015-AA, Cl A2
0.960%, 09/18/2017 (B)	268	268
Morgan Stanley Asset-Backed Security Capital I Trust, Ser 2005-HE6, Cl A2C
0.766%, 11/25/2035 (A)	1,750	1,747

92	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Morgan Stanley Asset-Backed Security Capital I Trust, Ser 2005-NC2, Cl M2
1.076%, 03/25/2035 (A)	$2,507	$2,495
Morgan Stanley Asset-Backed Security Capital I Trust, Ser 2005-WMC2, Cl M2
1.091%, 02/25/2035 (A)	1,665	1,636
Morgan Stanley Asset-Backed Security Capital I Trust, Ser 2006-HE8, Cl A2B
0.546%, 10/25/2036 (A)	2,852	1,526
Morgan Stanley Capital I Trust, Ser 2003-NC4, Cl M2
3.446%, 04/25/2033 (A)	15	15
Morgan Stanley Dean Witter Capital I Trust, Ser 2002-AM3, Cl M1
1.871%, 02/25/2033 (A)	35	34
MVW Owner Trust, Ser 2014-1A, Cl A
2.250%, 09/22/2031 (B)	4,103	4,099
MVW Owner Trust, Ser 2015-1A, Cl A
2.520%, 12/20/2032 (B)	6,841	6,865
Nantucket CLO, Ser 2006-1A, Cl C
1.361%, 11/24/2020 (A)(B)	3,000	2,926
Nationstar HECM Loan Trust, Ser 2015-2A, Cl A
2.883%, 11/25/2025 (B)	187	186
Nationstar HECM Loan Trust, Ser 2016-1A, Cl A
2.981%, 02/25/2026 (B)	180	180
Nationstar Home Equity Loan Trust, Ser 2006- B, Cl AV4
0.726%, 09/25/2036 (A)	5,739	5,364
Navient Student Loan Trust, Ser 2014-1, Cl A2
0.756%, 03/27/2023 (A)	3,000	2,963
Navigare Funding II CLO, Ser 2007-2A, Cl D
2.333%, 04/17/2021 (A)(B)	5,000	4,956
Neuberger Berman CLO, Ser 2014-16A, Cl A1
2.098%, 04/15/2026 (A)(B)	625	625
New Century Home Equity Loan Trust, Ser 2005-C, Cl A2C
0.696%, 12/25/2035 (A)	4,467	4,371
NewMark Capital Funding CLO, Ser 2013-1A, Cl A2
1.753%, 06/02/2025 (A)(B)	3,553	3,489
NOB Hill CLO, Ser 2006-1A, Cl C
1.426%, 08/15/2018 (A)(B)	1,793	1,784
NRZ Advance Receivables Trust Advance Receivables Backed, Ser 2015-T3, Cl AT3
2.540%, 11/15/2046 (B)	850	850
NYCTL Trust, Ser 2015-A, Cl A
1.340%, 11/10/2028 (B)	404	402
Octagon Investment Partners XI, Ser 2007-1A, Cl C
2.662%, 08/25/2021 (A)(B)	3,000	2,723
Octagon Investment Partners XVI, Ser 2013- 1A, Cl A
1.753%, 07/17/2025 (A)(B)	300	297

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Octagon Investment Partners XX, Ser 2014-1A, Cl A
2.068%, 08/12/2026 (A)(B)	$3,230	$3,199
Ocwen Master Advance Receivables Trust, Ser 2015-T1, Cl AT1
2.537%, 09/17/2046 (B)	380	380
Ocwen Master Advance Receivables Trust, Ser 2015-T2, Cl AT2
2.532%, 11/15/2046 (B)	310	310
OHA Credit Partners VIII, Ser 2013-8A, Cl A
1.754%, 04/20/2025 (A)(B)	200	198
One Wall Street CLO II, Ser 2007-2A, Cl D
2.085%, 04/22/2019 (A)(B)	5,200	5,084
Option One Mortgage Loan Trust Asset-Backed Certificates, Ser 2005-5, Cl A3
0.656%, 12/25/2035 (A)	698	693
Option One Mortgage Loan Trust, Ser 2005-1, Cl A1A
0.946%, 02/25/2035 (A)	239	236
Option One Mortgage Loan Trust, Ser 2006-3, Cl 2A2
0.546%, 02/25/2037 (A)	552	308
Origen Manufactured Housing Contract Trust, Ser 2005-B, Cl A4
5.910%, 01/15/2037	588	609
Origen Manufactured Housing Contract Trust, Ser 2005-B, Cl M1
5.990%, 01/15/2037	67	69
Park Place Securities Asset-Backed Pass- Through Certificates, Ser 2004-WHQ2, Cl M2
1.391%, 02/25/2035 (A)	1,385	1,380
Park Place Securities Asset-Backed Pass- Through Certificates, Ser 2005-WHQ1, Cl M5
1.571%, 03/25/2035 (A)	4,242	3,588
Prospect Park CDO, Ser 2006-1A, Cl B
1.298%, 07/15/2020 (A)(B)	5,000	4,843
Race Point VI CLO, Ser 2014-6RA, Cl BR
2.811%, 05/24/2023 (A)(B)	725	721
RAMP Trust, Ser 2004-RS6, Cl MII1
1.369%, 06/25/2034 (A)	2,335	2,208
RASC Trust, Ser 2005-KS12, Cl A3
0.766%, 01/25/2036 (A)	1,203	1,193
SACO I, Ser 2005-9, Cl A1
0.946%, 12/25/2035 (A)	872	826
SACO I, Ser 2005-WM3, Cl A1
0.966%, 09/25/2035 (A)	594	548
Saxon Asset Securities Trust, Ser 2003-3, Cl AF6
5.010%, 12/25/2033	167	168

SEI Institutional Investments Trust / Annual Report / May 31, 2016	93

SCHEDULE OF INVESTMENTS

Opportunistic Income Fund (Continued)

May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Saxon Asset Securities Trust, Ser 2006-2, Cl A3C
0.596%, 09/25/2036 (A)	$3,398	$3,230
Saxon Asset Securities Trust, Ser 2007-2, Cl A2A
0.546%, 05/25/2047 (A)	847	570
Securitized Asset-Backed Receivables LLC, Ser 2006-NC3, Cl A2B
0.596%, 09/25/2036 (A)	4,093	1,909
Securitized Asset-Backed Receivables LLC, Ser 2007-BR5, Cl A2A
0.576%, 05/25/2037 (A)	1,024	665
Shinnecock CLO, Ser 2006-1A, Cl C
1.528%, 07/15/2018 (A)(B)	1,500	1,479
Sierra Timeshare Receivables Funding LLC, Ser 2013-3A, Cl A
2.200%, 10/20/2030 (B)	943	947
Sierra Timeshare Receivables Funding LLC, Ser 2014-1A, Cl A
2.070%, 03/20/2030 (B)	1,553	1,547
Sierra Timeshare Receivables Funding LLC, Ser 2014-2A, Cl A
2.050%, 06/20/2031 (B)	1,097	1,094
Sierra Timeshare Receivables Funding LLC, Ser 2014-3A, Cl A
2.300%, 10/20/2031 (B)	871	872
Sierra Timeshare Receivables Funding LLC, Ser 2015-1A, Cl A
2.400%, 03/22/2032 (B)	2,524	2,519
SLM Private Education Loan Trust, Ser 2011-B, Cl A1
1.285%, 12/16/2024 (A)(B)	4	4
SLM Student Loan Trust, Ser 2013-3, Cl A2
0.746%, 05/26/2020 (A)	3,049	3,030
SLM Student Loan Trust, Ser 2013-6, Cl A2
0.946%, 02/25/2021 (A)	2,988	2,980
SLM Student Loan Trust, Ser 2014-1, Cl A2
0.819%, 07/26/2021 (A)	1,833	1,825
Soundview Home Equity Loan Trust, Ser 2005- 4, Cl M2
0.916%, 03/25/2036 (A)	3,458	3,000
Soundview Home Equity Loan Trust, Ser 2006-EQ1, Cl A3
0.606%, 10/25/2036 (A)	1,574	1,400
Specialty Underwriting & Residential Finance Trust, Ser 2005-AB1, Cl M1
1.091%, 03/25/2036 (A)	1,608	1,588
SpringCastle America Funding LLC, Ser 2014- AA, Cl A
2.700%, 05/25/2023 (B)	725	727
Springleaf Funding Trust, Ser 2014-AA, Cl A
2.410%, 12/15/2022 (B)	569	569

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes, Ser 2015-T2, Cl AT2
2.620%, 01/15/2047 (B)	$665	$665
Stone Tower CLO VI, Ser 2007-6A, Cl C
1.983%, 04/17/2021 (A)(B)	1,500	1,396
Stone Tower CLO VII, Ser 2007-7A, Cl A3
1.784%, 08/30/2021 (A)(B)	1,771	1,756
Stoney Lane Funding I, Ser 2007-1A, Cl A1
0.873%, 04/18/2022 (A)(B)	855	842
Structured Asset Investment Loan Trust, Ser 2006-2, Cl A3
0.626%, 04/25/2036 (A)	1,857	1,653
Structured Asset Securities Mortgage Loan Trust, Ser 2005-WF3, Cl M1
0.926%, 07/25/2035 (A)	1,500	1,426
Structured Asset Securities Mortgage Loan Trust, Ser 2006-GEL3, Cl A2
0.676%, 07/25/2036 (A)(B)	481	479
Structured Asset Securities Mortgage Loan Trust, Ser 2006-WF1, Cl A1
0.596%, 02/25/2036 (A)	126	126
Structured Asset Securities Mortgage Loan Trust, Ser 2006-WF3, Cl A4
0.756%, 09/25/2036 (A)	1,820	1,703
Structured Asset Securities Mortgage Loan Trust, Ser 2007-BC1, Cl A4
0.576%, 02/25/2037 (A)	5,370	4,798
Structured Asset Securities Mortgage Loan Trust, Ser 2008-BC4, Cl A3
0.696%, 11/25/2037 (A)	575	574
Symphony CLO III, Ser 2007-3A, Cl C
1.286%, 05/15/2019 (A)(B)	2,500	2,398
Symphony CLO IV, Ser 2007-4A, Cl B
1.233%, 07/18/2021 (A)(B)	2,250	2,220
Symphony CLO V, Ser 2007-5A, Cl A1
1.378%, 01/15/2024 (A)(B)	1,649	1,618
Telos CLO, Ser 2007-2A, Cl D
2.828%, 04/15/2022 (A)(B)	3,000	2,782
Tralee CDO, Ser 2007-1A, Cl B
1.333%, 04/16/2022 (A)(B)	4,800	4,492
Trimaran CLO VII, Ser 2007-1A, Cl A2L
1.004%, 06/15/2021 (A)(B)	5,500	5,231
Venture VIII CDO, Ser 2007-8A, Cl B
1.055%, 07/22/2021 (A)(B)	5,000	4,681
Veritas CLO II, Ser 2006-2A, Cl D
2.329%, 07/11/2021 (A)(B)	1,075	1,065
Volvo Financial Equipment LLC, Ser 2015-1A, Cl A2
0.950%, 11/15/2017 (B)	714	714
Voya CLO II, Ser 2006-2A, Cl C
1.337%, 08/01/2020 (A)(B)	3,000	2,913

94	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Voya CLO II, Ser 2006-2A, Cl A2
0.977%, 08/01/2020 (A)(B)	$1,121	$1,114
Voya CLO III, Ser 2006-3A, Cl C
2.083%, 12/13/2020 (A)(B)	2,000	1,925
Voya CLO, Ser 2013-1A, Cl A1
1.768%, 04/15/2024 (A)(B)	3,555	3,528
Voya CLO, Ser 2014-1A, Cl A1
2.133%, 04/18/2026 (A)(B)	970	966
Voya CLO, Ser 2014-1RA, Cl A1R
1.832%, 03/14/2022 (A)(B)	619	618
Voya CLO, Ser 2014-1RA, Cl A2R
2.482%, 03/14/2022 (A)(B)	600	600
Westgate Resorts LLC, Ser 2015-1A, Cl A
2.750%, 05/20/2027 (B)	1,930	1,932
Westgate Resorts LLC, Ser 2015-2A, Cl B
4.000%, 07/20/2028 (B)	590	586

		323,850

Total Asset-Backed Securities (Cost $545,127) ($ Thousands)		545,861

CORPORATE OBLIGATIONS — 8.2%
Consumer Discretionary — 1.6%
AutoZone
1.625%, 04/21/2019	90	90
CCO Holdings LLC
5.250%, 09/30/2022	2,750	2,826
5.125%, 02/15/2023	700	712
Cedar Fair
5.250%, 03/15/2021	1,000	1,040
Charter Communications Operating LLC
4.908%, 07/23/2025 (B)	500	535
CSC Holdings
8.625%, 02/15/2019	1,090	1,211
Daimler Finance North America LLC
1.375%, 08/01/2017 (B)	625	625
1.053%, 03/02/2018 (A)(B)	1,000	990
Dollar Tree
5.750%, 03/01/2023 (B)	1,015	1,072
Ford Motor Credit LLC
1.724%, 12/06/2017	500	500
1.569%, 01/09/2018 (A)	750	751
1.462%, 03/12/2019 (A)	500	497
General Motors Financial
2.400%, 04/10/2018	1,000	1,004
Hyundai Capital America
1.875%, 08/09/2016 (B)	200	200
NBCUniversal Enterprise
1.313%, 04/15/2018 (A)(B)	400	401
Nissan Motor Acceptance MTN
1.500%, 03/02/2018 (B)	550	549

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Seminole Hard Rock Entertainment
5.875%, 05/15/2021 (B)	$1,023	$1,033
Sinclair Television Group
5.625%, 08/01/2024 (B)	2,600	2,665
5.375%, 04/01/2021	1,000	1,035
Sirius XM Radio
5.875%, 10/01/2020 (B)	4,000	4,135
5.375%, 04/15/2025 (B)	385	386
5.375%, 07/15/2026 (B)	1,665	1,653
4.625%, 05/15/2023 (B)	800	786
4.250%, 05/15/2020 (B)	1,000	1,019
Six Flags Entertainment
5.250%, 01/15/2021 (B)	2,000	2,071
Time Warner Cable
5.850%, 05/01/2017	350	363
Tribune Media
5.875%, 07/15/2022	2,400	2,424
Volkswagen Group of America Finance LLC
1.250%, 05/23/2017 (B)	500	498
1.124%, 05/22/2018 (A)(B)	500	492
William Carter
5.250%, 08/15/2021	2,615	2,706

		34,269

Consumer Staples — 0.4%
Anheuser-Busch InBev Finance
1.900%, 02/01/2019	360	362
1.897%, 02/01/2021 (A)	450	464
BAT International Finance
1.144%, 06/15/2018 (A)(B)	800	799
Bayer US Finance LLC
0.910%, 10/06/2017 (A)(B)	700	700
CVS Health
1.900%, 07/20/2018	500	505
JM Smucker
1.750%, 03/15/2018	265	266
Kroger
2.000%, 01/15/2019	245	246
Mondelez International
1.157%, 02/01/2019 (A)	1,000	997
Reynolds American
2.300%, 06/12/2018	890	903
SABMiller Holdings
1.327%, 08/01/2018 (A)(B)	600	600
Spectrum Brands
5.750%, 07/15/2025	765	799
Sutter Health
1.090%, 08/15/2053	525	523
Walgreens Boots Alliance
1.750%, 05/30/2018	600	601

		7,765

SEI Institutional Investments Trust / Annual Report / May 31, 2016	95

SCHEDULE OF INVESTMENTS

Opportunistic Income Fund (Continued)

May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Energy — 1.1%
Atwood Oceanics
6.500%, 02/01/2020	$1,700	$1,020
Blue Racer Midstream LLC
6.125%, 11/15/2022 (B)	917	825
BP Capital Markets
1.260%, 09/26/2018 (A)	850	847
1.140%, 05/10/2018 (A)	400	397
1.052%, 02/13/2018 (A)	600	598
Canadian Natural Resources
5.700%, 05/15/2017	150	154
ConocoPhillips
1.500%, 05/15/2018	525	521
Enbridge
1.083%, 06/02/2017 (A)	900	883
Energy Transfer Partners
2.500%, 06/15/2018	525	518
Genesis Energy
6.750%, 08/01/2022	2,654	2,521
6.000%, 05/15/2023	795	732
Gibson Energy
6.750%, 07/15/2021 (B)	599	595
Halcon Resources
8.625%, 02/01/2020 (B)	1,360	1,284
Hess
1.300%, 06/15/2017	510	507
Kinder Morgan
2.000%, 12/01/2017	345	341
Noble Energy
8.250%, 03/01/2019	325	365
Regency Energy Partners
5.000%, 10/01/2022	2,500	2,454
Sabine Pass Liquefaction LLC
6.250%, 03/15/2022	2,500	2,556
5.625%, 02/01/2021	1,300	1,328
Schlumberger Holdings
1.900%, 12/21/2017 (B)	800	803
Shell International Finance
1.375%, 05/10/2019	600	596
Suncor Energy
6.100%, 06/01/2018	475	509
Targa Resources Partners
6.750%, 03/15/2024 (B)	1,500	1,481
Total Capital International
1.200%, 08/10/2018 (A)	400	398
TransCanada PipeLines
1.421%, 01/12/2018 (A)	1,100	1,085

		23,318

Financials — 2.3%
ABN AMRO Bank
4.250%, 02/02/2017 (B)	565	576

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

American Honda Finance MTN
1.500%, 03/13/2018	$600	$603
Australia & New Zealand Banking Group
1.186%, 05/15/2018 (A)	250	250
Bank of America MTN
1.700%, 08/25/2017	800	801
1.668%, 01/15/2019 (A)	700	703
1.086%, 06/05/2017 (A)	500	501
Bank of Montreal MTN
1.229%, 04/09/2018 (A)	350	350
Bank of New York Mellon MTN
1.076%, 03/06/2018 (A)	325	325
Bank of Tokyo-Mitsubishi UFJ
1.236%, 03/05/2018 (A) (B)	900	896
0.944%, 09/08/2017 (A) (B)	500	498
Barclays Bank MTN
6.050%, 12/04/2017 (B)	575	608
Boart Longyear Management
10.000%, 10/01/2018 (B)	2,417	1,456
Branch Banking & Trust
1.450%, 05/10/2019	425	423
1.350%, 10/01/2017	450	450
Capital One
1.313%, 02/05/2018 (A)	750	749
Capital One Bank USA
1.300%, 06/05/2017	850	851
Citigroup
1.550%, 08/14/2017	500	500
1.401%, 04/08/2019 (A)	650	646
1.324%, 04/27/2018 (A)	450	450
Citizens Bank MTN
1.600%, 12/04/2017	1,000	995
Commonwealth Bank of Australia MTN
1.032%, 03/12/2018 (A) (B)	850	847
Credit Agricole MTN
1.605%, 06/10/2020 (A) (B)	1,000	997
Credit Suisse NY
1.700%, 04/27/2018	850	851
Daimler Finance North America LLC
1.650%, 05/18/2018 (B)	300	300
Deutsche Bank
1.307%, 02/13/2018 (A)	650	644
Equinix
5.750%, 01/01/2025	3,535	3,676
General Electric MTN
1.339%, 04/02/2018 (A)	275	277
Goldman Sachs Group MTN
1.838%, 04/30/2018 (A)	180	182
1.798%, 04/23/2020 (A)	725	725
1.726%, 11/15/2018 (A)	750	754
Hartford Financial Services Group
5.375%, 03/15/2017	1,000	1,030

96	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

HSBC Bank
1.266%, 05/15/2018 (A) (B)	$200	$199
HSBC USA
1.508%, 09/24/2018 (A)	300	300
Huntington National Bank
1.700%, 02/26/2018	800	800
Hutchison Whampoa International
1.625%, 10/31/2017 (B)	600	601
Hyundai Capital America MTN
2.000%, 03/19/2018 (B)	375	376
ING Bank
1.800%, 03/16/2018 (B)	390	390
1.315%, 10/01/2019 (A)(B)	500	493
Jackson National Life Global Funding
1.875%, 10/15/2018 (B)	600	604
JPMorgan Chase
1.593%, 01/23/2020 (A)	500	501
1.538%, 01/25/2018 (A)	200	201
1.264%, 01/28/2019 (A)	700	697
JPMorgan Chase Capital XXI
1.587%, 02/02/2037 (A)	250	191
KeyBank
2.350%, 03/08/2019	1,000	1,012
Lloyds Bank
1.160%, 03/16/2018 (A)	1,250	1,242
Manufacturers & Traders Trust
1.400%, 07/25/2017	700	699
Metropolitan Life Global Funding I
1.500%, 01/10/2018 (B)	260	261
Mizuho Bank
1.270%, 03/26/2018 (A)(B)	800	797
Morgan Stanley
5.950%, 12/28/2017	245	261
1.488%, 01/24/2019 (A)	650	649
MSCI
5.750%, 08/15/2025 (B)	1,117	1,176
5.250%, 11/15/2024 (B)	955	986
PNC Bank MTN
1.850%, 07/20/2018	500	504
1.055%, 06/01/2018 (A)	850	848
Principal Life Global Funding II
1.500%, 04/18/2019 (B)	650	643
Protective Life Global Funding
1.722%, 04/15/2019 (B)	515	514
Prudential Financial MTN
1.406%, 08/15/2018 (A)	700	698
Reinsurance Group of America
5.625%, 03/15/2017	200	206
RHP Hotel Properties
5.000%, 04/15/2023	1,035	1,038
Royal Bank of Canada MTN
1.335%, 12/10/2018 (A)	650	650

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Santander Bank
1.561%, 01/12/2018 (A)	$1,250	$1,244
Societe Generale MTN
1.705%, 10/01/2018 (A)	500	502
Standard Chartered MTN
1.273%, 04/17/2018 (A)(B)	1,000	990
Sumitomo Mitsui Banking
1.213%, 01/16/2018 (A)	500	498
Synchrony Financial
1.875%, 08/15/2017	455	455
1.867%, 02/03/2020 (A)	1,000	968
Toronto-Dominion Bank MTN
0.932%, 03/13/2018 (A)	700	697
UBS MTN
1.485%, 06/01/2020 (A)	1,000	999
Unitrin
6.000%, 05/15/2017	110	114
US Bank MTN
1.450%, 01/29/2018	500	502
Ventas Realty
1.550%, 09/26/2016	400	400
1.250%, 04/17/2017	170	170
WEA Finance LLC
1.750%, 09/15/2017 (B)	350	350
Wells Fargo MTN
1.318%, 01/30/2020 (A)	1,000	998
Westpac Banking
1.243%, 01/17/2019 (A)	550	549

		49,887

Health Care — 0.8%
AbbVie
1.800%, 05/14/2018	650	651
Actavis Funding SCS
1.712%, 03/12/2018 (A)	4,100	4,116
1.300%, 06/15/2017	800	797
Baxalta
1.404%, 06/22/2018 (A)(B)	850	840
Becton Dickinson
1.800%, 12/15/2017	1,000	1,004
Catholic Health Initiatives
2.600%, 08/01/2018	430	437
Celgene
2.125%, 08/15/2018	400	404
DaVita HealthCare Partners
5.000%, 05/01/2025	2,325	2,305
ExamWorks Group
5.625%, 04/15/2023	785	842
LifePoint Health
5.500%, 12/01/2021	1,225	1,274
Mallinckrodt International Finance
5.625%, 10/15/2023 (B)	1,150	1,081

SEI Institutional Investments Trust / Annual Report / May 31, 2016	97

SCHEDULE OF INVESTMENTS

Opportunistic Income Fund (Continued)

May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

4.875%, 04/15/2020 (B)	$288	$280
Medtronic
1.500%, 03/15/2018	425	428
Mylan
1.350%, 11/29/2016	650	649
Providence Health & Services Obligated Group
1.425%, 10/01/2016 (A)	650	650
Thermo Fisher Scientific
1.300%, 02/01/2017	225	225
Zimmer Holdings
1.450%, 04/01/2017	950	950

		16,933

Industrials — 0.7%
Air Lease
2.125%, 01/15/2018	310	310
Ardagh Packaging Finance
4.625%, 05/15/2023 (B)	2,325	2,313
Clean Harbors
5.250%, 08/01/2020	301	307
GATX
1.250%, 03/04/2017	345	344
General Electric MTN
1.249%, 01/09/2020 (A)	1,000	1,005
1.140%, 01/14/2019 (A)	400	400
International Lease Finance
6.750%, 09/01/2016 (B)	650	657
Nielsen Finance LLC
5.000%, 04/15/2022 (B)	5,040	5,153
Norbord
5.375%, 12/01/2020 (B)	3,409	3,524
PACCAR Financial MTN
1.300%, 05/10/2019	255	254
Sensata Technologies
5.000%, 10/01/2025 (B)	1,426	1,430
TTX MTN
2.250%, 02/01/2019 (B)	270	273

		15,970

Information Technology — 0.3%
Bankrate
6.125%, 08/15/2018 (B)	3,145	3,153
eBay
2.500%, 03/09/2018	400	406
Fidelity National Information Services
2.850%, 10/15/2018	400	407
1.450%, 06/05/2017	295	293
Hewlett Packard Enterprise
2.450%, 10/05/2017 (B)	850	858
Hughes Satellite Systems
6.500%, 06/15/2019	224	240

		5,357

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Materials — 0.2%
Ball
5.250%, 07/01/2025	$1,054	$1,097
Owens-Brockway Glass Container
6.375%, 08/15/2025 (B)	1,195	1,273
5.875%, 08/15/2023 (B)	920	975

		3,345

Telecommunication Services — 0.6%
AT&T
1.559%, 06/30/2020 (A)	750	749
British Telecommunications
1.250%, 02/14/2017	415	415
CommScope
5.000%, 06/15/2021 (B)	1,000	1,015
Level 3 Financing
5.125%, 05/01/2023	1,900	1,909
Numericable-SFR
7.375%, 05/01/2026 (B)	3,000	3,026
SoftBank Group
4.500%, 04/15/2020 (B)	1,751	1,808
Thomson Reuters
1.650%, 09/29/2017	395	396
1.300%, 02/23/2017	400	400
Verizon Communications
2.382%, 09/14/2018 (A)	435	447
2.164%, 09/15/2016 (A)	3,000	3,012

		13,177

Utilities — 0.2%
Eversource Energy
1.600%, 01/15/2018	290	290
Exelon
1.550%, 06/09/2017	270	270
Southern
1.550%, 07/01/2018	450	451
1.300%, 08/15/2017	545	545
Talen Energy Supply LLC
4.625%, 07/15/2019 (B)	2,045	1,881
WEC Energy Group
1.650%, 06/15/2018	700	703

		4,140

Total Corporate Obligations (Cost $174,794) ($ Thousands)		174,161

98	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Face Amount ($ Thousands)/Shares	Market Value ($ Thousands)

MUNICIPAL BONDS — 0.1%

California — 0.0%
University of California, Ser Y-1, RB Callable 01/01/2017 @ 100
0.957%, 07/01/2041 (A)	$755	$755

Florida — 0.1%
Florida State, Board of Administration Finance, Ser A, RB
2.163%, 07/01/2019	500	509
Florida State, Hurricane Catastrophe Fund Finance, Ser A, RB
1.298%, 07/01/2016	345	345

		854

North Carolina — 0.0%
North Carolina State, Eastern Municipal Power Agency, RB
1.561%, 07/01/2017	655	659

Total Municipal Bonds (Cost $2,255) ($ Thousands)		2,268

PREFERRED STOCK — 0.1%
Public Storage, 5.900%	75,000	1,959

Total Preferred Stock (Cost $1,714) ($ Thousands)		1,959

COLLATERALIZED DEBT OBLIGATION — 0.0%
Battalion CLO, Ser 2007-1A, Cl E
4.880%, 07/14/2022 (A)(B)	600	565

Total Collateralized Debt Obligation (Cost $565) ($ Thousands)		565

COMMON STOCK — 0.0%
Energy & Exploration Partners*	100	55
Millennium Private Equity*	52,886	205

Total Common Stock (Cost $986) ($ Thousands)		260

Description	Face Amount ($ Thousands)/Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 3.2%
SEI Daily Income Trust, Prime Obligation Fund, Cl A
0.270%**†	67,572,845	$67,573

Total Cash Equivalent (Cost $67,573) ($ Thousands)		67,573

REPURCHASE AGREEMENT(F) — 0.1%
BNP Paribas 0.310%, dated 05/31/2016, to be repurchased on 06/01/2016, repurchase price $1,100,009 (collateralized by U.S. government obligations, 2.750% - 7.000%, 11/01/2022 - 03/01/2038, par value ranging from $1 - $7,678,953; total market value $1,122,000)	$1,100	1,100

Total Repurchase Agreement (Cost $1,100) ($ Thousands)		1,100

Total Investments — 100.2% (Cost $2,156,412) ($ Thousands)		$2,133,105

A list of the open futures contracts held by the Fund at May 31, 2016, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
U.S. 10-Year Treasury Note	5	Sep-2016	$–
U.S. 10-Year Treasury Note	(18)	Sep-2016	(4)
U.S. 2-Year Treasury Note	(107)	Sep-2016	(10)
U.S. 5-Year Treasury Note	71	Sep-2016	3
U.S. Long Treasury Bond	(1)	Sep-2016	(1)

			$(12)

For the year ended May 31, 2016, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

Percentages are based on a Net Assets of $2,129,669 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of May 31, 2016.
†	Investment in Affiliated Security (see Note 6).

(A)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of May 31, 2016.

(B)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2016, the value of these securities amounted to $459,856 ($ Thousands), 21.6% representing of the net assets of the Fund.

(C)	Unsettled bank loan. Interest rate not available.

(D)	Security is in default on interest payment.

(E)	Unfunded bank loan.

(F)	Tri-Party Repurchase Agreement.

SEI Institutional Investments Trust / Annual Report / May 31, 2016	99

SCHEDULE OF INVESTMENTS

Opportunistic Income Fund (Concluded)

May 31, 2016

ARM — Adjustable Rate Mortgage

CDO — Collateralized Debt Obligation

Cl — Class

CLO — Collateralized Loan Obligation

CMBS — Commercial Mortgage-Backed Securities

CMO — Collateralized Mortgage Obligation

FDIC — Federal Deposit Insurance Company

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

IO — Interest Only – face amount represents notional amount

LLC — Limited Liability Company

Ltd — Limited

MTN — Medium Term Note

NCUA — National Credit Union Association

RB — Revenue Bond

REMIC — Real Estate Mortgage Investment Conduit

Re-REMIC — Resecuritization of Real Estate Mortgage Investment Conduit

Ser — Series

TBA — To Be Announced

USD — U.S. Dollar

The following is a list of the level of inputs used as of May 31, 2016, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Mortgage-Backed Securities	$–	$789,306	$–	$789,306
Loan Participations	–	549,939	113	550,052
Asset-Backed Securities	–	543,483	2,378	545,861
Corporate Obligations	–	174,161	–	174,161
Municipal Bonds	–	2,268	–	2,268
Preferred Stock	1,959	–	–	1,959
Repurchase Agreement	–	1,100	–	1,100
Collateralized Debt Obligation	–	–	565	565
Common Stock	260	–	–	260
Cash Equivalent	67,573	–	–	67,573

Total Investments in Securities	$69,792	$2,060,257	$3,056	$2,133,105

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$3	$—	$—	$3
Unrealized Depreciation	(15)	—	—	(15)

Total Other Financial Instruments	$(12)	$—	$—	$(12)

†	A reconciliation of Level 3 investments and disclosures of significant unobservable inputs are presented when the Fund has significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

*	Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended May 31, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2016, there were transfers between Level 2 and Level 3 assets and liabilities. The transfers were due to changes in the availability of observable inputs used to determine fair value.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

100	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund

May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES — 29.7%

Agency Mortgage-Backed Obligations — 24.9%
FHLMC
10.000%, 03/17/2026	$244	$255
8.250%, 06/01/2016	570	570
7.500%, 08/01/2030 to 12/01/2036	790	942
7.000%, 05/01/2024 to 03/01/2039	234	267
6.500%, 06/01/2017 to 09/01/2039	2,302	2,669
6.000%, 11/01/2017 to 08/01/2038	2,977	3,327
5.500%, 02/01/2035 to 12/01/2038	4,267	4,873
5.000%, 04/01/2020 to 06/01/2044	6,092	6,620
4.500%, 08/01/2020 to 03/01/2044	22,347	24,384
4.000%, 10/01/2025 to 04/01/2046	98,582	106,141
3.500%, 11/01/2029 to 05/01/2046	151,025	159,430
3.000%, 03/01/2031 to 04/01/2046	29,378	30,162
1.000%, 03/08/2017 to 07/28/2017	310	311
0.875%, 10/14/2016	85	85
0.750%, 01/12/2018	250	250
FHLMC ARM
3.094%, 02/01/2045 (A)	1,335	1,384
3.041%, 05/01/2036 (A)	205	217
2.898%, 01/01/2044 (A)	—	—
2.885%, 12/01/2036 (A)	242	258
2.627%, 12/01/2042 (A)	22	23
2.615%, 01/01/2037 (A)	859	913
2.474%, 10/01/2036 (A)	748	795
2.402%, 09/01/2036 (A)	2,979	3,144
2.354%, 10/01/2036 (A)	76	80
2.276%, 05/01/2037 (A)	1,953	2,029
1.888%, 08/01/2037 (A)	570	592
1.747%, 08/01/2037 (A)	727	767
FHLMC CMO, Ser 1988-1, Cl Z
9.300%, 04/15/2019	1	1
FHLMC CMO, Ser 1999-2174, Cl PN
6.000%, 07/15/2029	28	31
FHLMC CMO, Ser 2001-2312, Cl Z
6.500%, 05/15/2031	278	319

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
FHLMC CMO, Ser 2002-2399, Cl XG
6.500%, 01/15/2032	$83	$93
FHLMC CMO, Ser 2003-2671, Cl S
13.962%, 09/15/2033 (A)	113	151
FHLMC CMO, Ser 2003-2684, Cl ZN
4.000%, 10/15/2033	251	268
FHLMC CMO, Ser 2004-2733, Cl ME
5.000%, 01/15/2034	561	620
FHLMC CMO, Ser 2005-2945, Cl SA
11.512%, 03/15/2020 (A)	269	292
FHLMC CMO, Ser 2005-2950, Cl JO, PO
0.000%, 03/15/2020 (B)	30	29
FHLMC CMO, Ser 2007-3316, Cl JO, PO
0.000%, 05/15/2037 (B)	27	26
FHLMC CMO, Ser 2007-3346, Cl FA
0.664%, 02/15/2019 (A)	868	867
FHLMC CMO, Ser 2008-3451, Cl SB, IO
5.596%, 05/15/2038 (A)	736	97
FHLMC CMO, Ser 2009-3546, Cl A
2.162%, 02/15/2039 (A)	173	177
FHLMC CMO, Ser 2010-3621, Cl SB, IO
5.796%, 01/15/2040 (A)	221	36
FHLMC CMO, Ser 2012-4030, Cl HS, IO
6.176%, 04/15/2042 (A)	131	26
FHLMC CMO, Ser 2012-4076, Cl SW, IO
5.616%, 07/15/2042 (A)	280	68
FHLMC CMO, Ser 2012-4092, Cl AI, IO
3.000%, 09/15/2031	2,550	248
FHLMC CMO, Ser 2012-4097, Cl ST, IO
5.616%, 08/15/2042 (A)	338	62
FHLMC CMO, Ser 2012-4102, Cl TC
2.500%, 09/15/2041	4,937	5,086
FHLMC CMO, Ser 2012-4119, Cl IN, IO
3.500%, 10/15/2032	1,085	137
FHLMC CMO, Ser 2012-4136, Cl SJ, IO
5.716%, 11/15/2042 (A)	294	55
FHLMC CMO, Ser 2012-4136, Cl SE, IO
5.716%, 11/15/2042 (A)	272	56
FHLMC CMO, Ser 2012-4136, Cl SQ, IO
5.716%, 11/15/2042 (A)	418	87
FHLMC CMO, Ser 2013-4161, Cl BA
2.500%, 12/15/2041	10,760	10,891
FHLMC CMO, Ser 2013-4194, Cl BI, IO
3.500%, 04/15/2043	826	106
FHLMC CMO, Ser 2013-4206, Cl CZ
3.000%, 05/15/2043	766	769
FHLMC CMO, Ser 2013-4210, Cl Z
3.000%, 05/15/2043	1,500	1,478
FHLMC CMO, Ser 2013-4226, Cl GZ
3.000%, 07/15/2043	980	966
FHLMC CMO, Ser 2013-4227, Cl VA
3.500%, 10/15/2037	1,300	1,375

SEI Institutional Investments Trust / Annual Report / May 31, 2016	101

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
FHLMC CMO, Ser 2015-4425, Cl A
4.000%, 09/15/2040	$1,887	$2,009
FHLMC Multifamily Structured Pass Through Certificates, Ser KJ03, Cl A2
2.328%, 06/25/2021	950	970
FHLMC Multifamily Structured Pass-Through Certificates CMO, Ser K015, Cl X1, IO
1.793%, 07/25/2021 (A)	2,938	199
FHLMC Multifamily Structured Pass-Through Certificates CMO, Ser K016, Cl X1, IO
1.705%, 10/25/2021 (A)	524	35
FHLMC Multifamily Structured Pass-Through Certificates, Ser K027, Cl A2
2.637%, 01/25/2023	1,030	1,068
FHLMC Multifamily Structured Pass-Through Certificates, Ser K151, Cl A3
3.511%, 04/25/2030	3,220	3,455
FHLMC Reference REMIC CMO, Ser 2006-R007, Cl ZA
6.000%, 05/15/2036	787	891
FHLMC STRIPS CMO, Ser 2012-271, Cl 30
3.000%, 08/15/2042	1,509	1,542
FHLMC STRIPS CMO, Ser 2013-300, Cl 300
3.000%, 01/15/2043	5,468	5,576
FHLMC STRIPS CMO, Ser 2015-342, Cl 300
3.000%, 02/15/2045	7,733	7,886
FHLMC TBA
4.000%, 07/15/2041	7,300	7,775
3.500%, 07/15/2041 to 06/01/2042	30,800	32,134
FNMA
8.000%, 05/01/2023 to 06/01/2031	79	94
7.500%, 06/01/2030 to 04/01/2039	718	886
7.000%, 11/01/2017 to 02/01/2039	2,222	2,585
6.500%, 05/01/2017 to 10/01/2037	1,365	1,559
6.000%, 10/01/2019 to 10/01/2040	6,754	7,716
5.500%, 06/01/2020 to 08/01/2038	9,483	10,385
5.000%, 02/01/2020 to 11/01/2040	11,981	13,393
4.540%, 01/01/2020 to 05/01/2021	2,808	3,089
4.500%, 01/01/2020 to 02/01/2046	42,927	46,930
4.338%, 11/01/2021	5,593	6,150
4.250%, 04/01/2021	2,000	2,210
4.120%, 04/01/2020	1,102	1,193
4.060%, 07/01/2021	2,240	2,458
4.050%, 01/01/2021	1,430	1,562
4.040%, 10/01/2020	2,120	2,312
4.000%, 07/01/2020 to 04/01/2046	178,832	192,248
3.980%, 08/01/2021	4,482	4,897
3.850%, 08/01/2025	3,468	3,844
3.766%, 12/01/2020	2,529	2,726
3.740%, 07/01/2020	1,297	1,393
3.619%, 12/01/2020	3,531	3,794
3.500%, 12/01/2029 to 04/01/2046	97,830	103,401
3.290%, 10/01/2020	957	1,019

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
3.230%, 11/01/2020	$1,411	$1,496
3.010%, 05/01/2028	2,970	3,102
3.000%, 09/01/2033 to 08/01/2043	45,720	47,120
2.950%, 05/01/2031	3,415	3,491
2.830%, 06/01/2022	2,529	2,651
2.820%, 06/01/2022	2,877	3,015
2.810%, 04/01/2025	620	642
2.500%, 10/01/2042	4,724	4,699
FNMA, IO
3.583%, 09/01/2020	6,386	6,841
FNMA ARM
5.858%, 05/01/2037 (A)	16	16
4.779%, 12/01/2035 (A)	36	38
4.373%, 04/01/2040 (A)	901	955
2.823%, 05/01/2043 (A)	562	583
2.788%, 03/01/2037 (A)	1,279	1,352
2.744%, 01/01/2045 (A)	1,314	1,361
2.722%, 01/01/2045 (A)	2,318	2,394
2.609%, 05/01/2038 (A)	2,627	2,777
2.429%, 02/01/2042 (A)	3,147	3,294
2.210%, 05/01/2037 (A)	1,140	1,179
FNMA CMO, Ser 1992-143, Cl M
8.000%, 09/25/2022	176	195
FNMA CMO, Ser 1992-69, Cl Z
8.000%, 05/25/2022	160	178
FNMA CMO, Ser 1992-96, Cl B, PO
0.000%, 05/25/2022 (B)	0	—
FNMA CMO, Ser 1993-149, Cl SH
11.500%, 08/25/2023 (A)	80	100
FNMA CMO, Ser 1993-99, Cl Z
7.000%, 07/25/2023	377	411
FNMA CMO, Ser 1994-31, Cl ZC
6.500%, 02/25/2024	328	376
FNMA CMO, Ser 1994-63, Cl PK
7.000%, 04/25/2024	272	305
FNMA CMO, Ser 1997-32, Cl PG
6.500%, 04/25/2027	226	259
FNMA CMO, Ser 1999-11, Cl Z
5.500%, 03/25/2029	181	200
FNMA CMO, Ser 2001-52, Cl YZ
6.500%, 10/25/2031	31	35
FNMA CMO, Ser 2002-10, Cl SB
18.130%, 03/25/2017 (A)	4	4
FNMA CMO, Ser 2003-124, Cl TS
9.800%, 01/25/2034 (A)	19	23
FNMA CMO, Ser 2005-29, Cl ZA
5.500%, 04/25/2035	555	621
FNMA CMO, Ser 2005-74, Cl CS
18.794%, 05/25/2035 (A)	199	282
FNMA CMO, Ser 2006-104, Cl MI, IO
6.304%, 11/25/2036 (A)	2,089	289

102	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
FNMA CMO, Ser 2006-125, Cl SM, IO
6.754%, 01/25/2037 (A)	$904	$168
FNMA CMO, Ser 2006-33, Cl LS
28.143%, 05/25/2036 (A)	133	245
FNMA CMO, Ser 2006-46, Cl SW
22.564%, 06/25/2036 (A)	113	157
FNMA CMO, Ser 2006-51, Cl SP, IO
6.204%, 03/25/2036 (A)	163	28
FNMA CMO, Ser 2007-108, Cl AN
8.187%, 11/25/2037 (A)	369	437
FNMA CMO, Ser 2007-64, Cl FA
0.916%, 07/25/2037 (A)	26	26
FNMA CMO, Ser 2007-68, Cl SC, IO
6.254%, 07/25/2037 (A)	421	69
FNMA CMO, Ser 2008-22, Cl SI, IO
5.984%, 03/25/2037 (A)	4,121	275
FNMA CMO, Ser 2008-24, Cl NA
6.750%, 06/25/2037	87	96
FNMA CMO, Ser 2009-103, Cl MB
2.534%, 12/25/2039 (A)	438	463
FNMA CMO, Ser 2009-86, Cl BO, PO
0.000%, 03/25/2037 (B)	3,171	2,913
FNMA CMO, Ser 2010-123, Cl PM
4.000%, 07/25/2040	3,600	3,927
FNMA CMO, Ser 2010-150, Cl SK, IO
6.345%, 01/25/2041 (A)	1,230	230
FNMA CMO, Ser 2010-27, Cl AS, IO
6.034%, 04/25/2040 (A)	1,568	300
FNMA CMO, Ser 2011-2, Cl WA
5.819%, 02/25/2051 (A)	223	245
FNMA CMO, Ser 2011-75, Cl FA
0.996%, 08/25/2041 (A)	283	286
FNMA CMO, Ser 2011-90, Cl QI, IO
5.000%, 05/25/2034	2,117	180
FNMA CMO, Ser 2011-96, Cl SA, IO
6.104%, 10/25/2041 (A)	2,856	487
FNMA CMO, Ser 2012-112, Cl DA
3.000%, 10/25/2042	8,000	8,152
FNMA CMO, Ser 2012-128, Cl SQ, IO
5.704%, 11/25/2042 (A)	878	203
FNMA CMO, Ser 2012-128, Cl SL, IO
5.704%, 11/25/2042 (A)	666	136
FNMA CMO, Ser 2012-133, Cl CS, IO
5.704%, 12/25/2042 (A)	1,647	304
FNMA CMO, Ser 2012-133, Cl SA, IO
5.704%, 12/25/2042 (A)	287	57
FNMA CMO, Ser 2012-134, Cl MS, IO
5.704%, 12/25/2042 (A)	801	184
FNMA CMO, Ser 2012-134, Cl LC
3.000%, 12/25/2042	1,699	1,753
FNMA CMO, Ser 2012-139, Cl DI, IO
3.000%, 12/25/2027	1,648	155

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
FNMA CMO, Ser 2012-28, Cl B
6.500%, 06/25/2039	$91	$101
FNMA CMO, Ser 2012-46, Cl BA
6.000%, 05/25/2042	1,171	1,335
FNMA CMO, Ser 2012-70, Cl YS, IO
6.204%, 02/25/2041 (A)	522	73
FNMA CMO, Ser 2012-70, Cl HS, IO
5.554%, 07/25/2042 (A)	6,001	1,258
FNMA CMO, Ser 2012-74, Cl SA, IO
6.204%, 03/25/2042 (A)	1,377	243
FNMA CMO, Ser 2012-74, Cl OA, PO
0.000%, 03/25/2042 (B)	95	86
FNMA CMO, Ser 2012-75, Cl AO, PO
0.000%, 03/25/2042 (B)	190	171
FNMA CMO, Ser 2012-75, Cl NS, IO
6.154%, 07/25/2042 (A)	520	98
FNMA CMO, Ser 2012-93, Cl SG, IO
5.654%, 09/25/2042 (A)	844	156
FNMA CMO, Ser 2012-93, Cl IB, IO
3.000%, 09/25/2027	6,467	659
FNMA CMO, Ser 2012-M14, Cl X1, IO
4.211%, 02/25/2017 (A)	5,913	83
FNMA CMO, Ser 2013-101, Cl BO, PO
0.000%, 10/25/2043 (B)	1,863	1,505
FNMA CMO, Ser 2013-101, Cl CO, PO
0.000%, 10/25/2043 (B)	4,276	3,599
FNMA CMO, Ser 2013-26, Cl HI, IO
3.000%, 04/25/2032	1,654	160
FNMA CMO, Ser 2013-9, Cl CB
5.500%, 04/25/2042	2,770	3,120
FNMA CMO, Ser 2013-9, Cl BC
6.500%, 07/25/2042	2,663	3,069
FNMA CMO, Ser 2014-M12, Cl FA
0.755%, 10/25/2021 (A)	3,073	3,064
FNMA CMO, Ser 2014-M3, Cl X2, IO
0.217%, 01/25/2024 (A)	66,487	409
FNMA CMO, Ser 2015-60, Cl SA, IO
5.704%, 08/25/2045 (A)	841	182
FNMA CMO, Ser 2015-M8, Cl X2, IO
0.181%, 01/25/2025 (A)	89,439	1,152
FNMA Interest STRIPS CMO, Ser 2002-323, Cl 16, IO
7.000%, 01/25/2032	314	63
FNMA Interest STRIPS CMO, Ser 2003-334, Cl 16, IO
6.500%, 02/01/2033	431	82
FNMA Interest STRIPS CMO, Ser 2011-3866, Cl SA, IO
5.516%, 05/15/2041 (A)	1,374	190
FNMA Interest STRIPS CMO, Ser 2012-409, Cl C1, IO
3.000%, 11/25/2026	3,479	301

SEI Institutional Investments Trust / Annual Report / May 31, 2016	103

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
FNMA Interest STRIPS CMO, Ser 2012-409, Cl C2, IO
3.000%, 04/25/2027	$2,474	$237
FNMA Interest STRIPS CMO, Ser 2012-409, Cl C22, IO
4.500%, 11/25/2039	1,813	321
FNMA Interest STRIPS CMO, Ser 2012-409, Cl C13, IO
3.500%, 11/25/2041	1,518	246
FNMA Interest STRIPS CMO, Ser 2012-409, Cl C17, IO
4.000%, 11/25/2041	1,733	314
FNMA Interest STRIPS CMO, Ser 2012-411, Cl A3
3.000%, 08/25/2042	943	951
FNMA Multifamily Megas, Ser 141, Cl 1
2.965%, 05/01/2027 (A)	4,958	5,160
FNMA TBA
4.500%, 07/01/2037 to 06/14/2042	1,905	2,074
4.000%, 07/13/2039 to 06/15/2045	21,645	23,097
3.500%, 08/01/2040 to 06/15/2045	20,510	21,432
3.000%, 06/25/2027 to 06/13/2042	7,830	8,026
2.500%, 06/25/2027	15,665	16,064
GNMA
9.500%, 12/15/2020	1	1
7.000%, 12/20/2017 to 05/15/2033	1,049	1,173
6.500%, 01/15/2024 to 07/15/2035	2,343	2,700
6.000%, 12/15/2023 to 10/20/2040	7,788	8,956
5.000%, 07/20/2040 to 11/20/2045	870	963
4.500%, 01/20/2040 to 05/15/2046	14,070	15,400
4.000%, 10/15/2041 to 05/20/2046	39,839	42,712
3.500%, 03/20/2046 to 04/20/2046	11,719	12,392
3.000%, 04/15/2045 to 04/20/2046	19,421	20,130
GNMA ARM
1.900%, 01/20/2060 (A)	1,065	1,092
1.875%, 07/20/2034 (A)	14	14
GNMA CMO, Ser 2001-22, Cl PS
19.880%, 03/17/2031 (A)	332	551
GNMA CMO, Ser 2002-57, Cl SB
105.983%, 08/16/2032	40	174
GNMA CMO, Ser 2003-60, Cl GS
11.693%, 05/16/2033 (A)	39	47
GNMA CMO, Ser 2004-93, Cl PC
5.000%, 04/16/2034	34	35
GNMA CMO, Ser 2005-7, Cl JM
15.764%, 05/18/2034 (A)	12	15
GNMA CMO, Ser 2006-16, Cl GS, IO
6.551%, 04/20/2036 (A)	893	167
GNMA CMO, Ser 2007-78, Cl SA, IO
6.096%, 12/16/2037 (A)	5,121	896
GNMA CMO, Ser 2009-106, Cl KS, IO
5.961%, 11/20/2039 (A)	6,808	1,234

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
GNMA CMO, Ser 2009-66, Cl XS, IO
6.366%, 07/16/2039 (A)	$66	$10
GNMA CMO, Ser 2009-66, Cl LC
6.000%, 08/16/2039	2,245	2,641
GNMA CMO, Ser 2009-8, Cl PS, IO
5.866%, 08/16/2038 (A)	61	8
GNMA CMO, Ser 2010-14, Cl AO, PO
0.000%, 12/20/2032 (B)	166	161
GNMA CMO, Ser 2010-31, Cl GS, IO
6.062%, 03/20/2039 (A)	309	25
GNMA CMO, Ser 2010-4, Cl NS, IO
5.956%, 01/16/2040 (A)	9,416	1,640
GNMA CMO, Ser 2010-4, Cl SL, IO
5.966%, 01/16/2040 (A)	197	39
GNMA CMO, Ser 2010-59, Cl LB
4.500%, 10/20/2039	2,842	3,021
GNMA CMO, Ser 2010-74, Cl C
4.244%, 05/16/2041 (A)	2,545	2,562
GNMA CMO, Ser 2010-85, Cl HS, IO
6.212%, 01/20/2040 (A)	778	96
GNMA CMO, Ser 2010-H10, Cl FC
1.435%, 05/20/2060 (A)	3,769	3,808
GNMA CMO, Ser 2010-H26, Cl LF
0.788%, 08/20/2058 (A)	5,010	4,959
GNMA CMO, Ser 2011-142, Cl IO, IO
0.836%, 09/16/2046 (A)	31,898	1,098
GNMA CMO, Ser 2011-146, Cl EI, IO
5.000%, 11/16/2041	94	20
GNMA CMO, Ser 2011-H09, Cl AF
0.937%, 03/20/2061 (A)	1,405	1,396
GNMA CMO, Ser 2012-112, Cl IO, IO
0.364%, 02/16/2053 (A)	8,137	265
GNMA CMO, Ser 2012-124, Cl AS, IO
5.764%, 10/16/2042 (A)	1,299	249
GNMA CMO, Ser 2012-142, Cl IO, IO
1.082%, 04/16/2054 (A)	20,681	1,091
GNMA CMO, Ser 2012-27, Cl IO, IO
1.154%, 04/16/2053 (A)	12,505	658
GNMA CMO, Ser 2012-66, Cl CI, IO
3.500%, 02/20/2038	1,671	153
GNMA CMO, Ser 2012-98, Cl SA, IO
5.666%, 08/16/2042 (A)	1,124	178
GNMA CMO, Ser 2013-145, Cl IO, IO
1.069%, 09/16/2044 (A)	10,826	670
GNMA CMO, Ser 2013-163, Cl IO, IO
1.173%, 02/16/2046 (A)	13,280	889
GNMA CMO, Ser 2013-178, Cl IO, IO
0.917%, 06/16/2055 (A)	6,612	343
GNMA CMO, Ser 2013-63, Cl IO, IO
0.765%, 09/16/2051 (A)	8,964	515
GNMA CMO, Ser 2013-H01, Cl TA
0.937%, 01/20/2063 (A)	1,457	1,456

104	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
GNMA CMO, Ser 2013-H01, Cl JA
0.757%, 01/20/2063 (A)	$1,197	$1,180
GNMA CMO, Ser 2014-124, Cl IE, IO
0.798%, 05/16/2054 (A)	11,153	598
GNMA CMO, Ser 2014-47, Cl IA, IO
1.185%, 02/16/2048 (A)	4,462	250
GNMA CMO, Ser 2014-50, Cl IO, IO
0.950%, 09/16/2055 (A)	9,915	617
GNMA CMO, Ser 2014-H04, Cl FB
1.087%, 02/20/2064 (A)	2,616	2,613
GNMA CMO, Ser 2015-167, Cl OI, IO
4.000%, 04/16/2045	758	153
GNMA TBA
4.000%, 06/01/2039	3,000	3,209
3.500%, 06/15/2041 to 08/15/2041	40,670	42,841
3.000%, 08/15/2042 to 06/01/2043	37,200	38,380
GNMA, Ser 2012-44, Cl A
2.170%, 04/16/2041	1,070	1,074
GNMA, Ser 2014-186, Cl IO, IO
0.840%, 08/16/2054 (A)	16,723	1,053
GNMA, Ser 2015-47, Cl AC
2.500%, 05/16/2055	1,187	1,195
GNMA, Ser 2015-73, Cl IO, IO
0.891%, 11/16/2055 (A)	14,565	980
GNMA, Ser 2015-85, Cl AB
2.800%, 02/16/2047 (A)	3,449	3,527
NCUA Guaranteed Notes CMO, Ser 2010-C1, Cl APT
2.650%, 10/29/2020	144	144
NCUA Guaranteed Notes CMO, Ser 2010-R1, Cl 1A
0.890%, 10/07/2020 (A)	5,823	5,835
NCUA Guaranteed Notes CMO, Ser 2010-R2, Cl 1A
0.803%, 11/06/2017 (A)	2,177	2,178
NCUA Guaranteed Notes CMO, Ser 2010-R3, Cl 1A
0.996%, 12/08/2020 (A)	401	402
NCUA Guaranteed Notes CMO, Ser 2010-R3, Cl 2A
0.996%, 12/08/2020 (A)	357	358
NCUA Guaranteed Notes CMO, Ser 2011-R1, Cl 1A
0.890%, 01/08/2020 (A)	45	45
NCUA Guaranteed Notes CMO, Ser 2011-R2, Cl 1A
0.836%, 02/06/2020 (A)	546	546

		1,308,911

Non-Agency Mortgage-Backed Obligations — 4.8%
Alternative Loan Trust, Ser 2004-J6, PO
0.000%, 11/25/2031 (B)	99	86

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
ASG Resecuritization Trust, Ser 2009-3, Cl A65
2.346%, 03/26/2037 (A) (C)	$394	$391
ASG Resecuritization Trust, Ser 2011-1, Cl 3A50
2.904%, 11/28/2035 (A) (C)	238	233
Banc of America Alternative Loan Trust, Ser 2003-7, Cl 1CB1
5.500%, 09/25/2033	226	228
Banc of America Alternative Loan Trust, Ser 2006-8, Cl 3A1
6.072%, 11/25/2021 (A)	65	59
Banc of America Alternative Loan Trust, Ser 2007-1, Cl 2A1
6.176%, 04/25/2037 (A)	203	174
Banc of America Funding, Ser 2003-2, Cl 1A1
6.500%, 06/25/2032	15	16
Banc of America Funding, Ser 2004-2, Cl 1CB1
5.750%, 09/20/2034	193	200
Banc of America Funding, Ser 2004-C, Cl 1A1
3.085%, 12/20/2034 (A)	74	73
Banc of America Funding, Ser 2005-B, Cl 2A1
3.185%, 04/20/2035 (A)	2,661	2,333
Banc of America Funding, Ser 2010-R11A, Cl 1A6
5.121%, 08/26/2035 (A) (C)	141	141
Banc of America Funding, Ser 2015-R2, Cl 9A1
0.648%, 03/27/2036 (A) (C)	5,876	5,652
Banc of America Mortgage Securities, Ser 2003-3, Cl 1A7
5.500%, 05/25/2033	189	192
Banc of America Mortgage Securities, Ser 2003-A, Cl 2A2
3.431%, 02/25/2033 (A)	2	2
Banc of America Mortgage Securities, Ser 2003-E, Cl 2A2
3.097%, 06/25/2033 (A)	131	130
Banc of America Mortgage Securities, Ser 2003-I, Cl 2A6
2.984%, 10/25/2033 (A)	5,528	5,590
Bayview Commercial Asset Trust, Ser 2006- 4A, Cl A1
0.676%, 12/25/2036 (A) (C)	1,399	1,229
BB-UBS Trust, Ser 2012-TFT, Cl A
2.892%, 06/05/2030 (C)	1,500	1,514
BCAP LLC Trust, Ser 2009-RR5, Cl 8A1
5.500%, 11/26/2034 (C)	246	255
BCAP LLC Trust, Ser 2010-RR7, Cl 1A5
3.015%, 04/26/2035 (A) (C)	31	31
BCAP LLC Trust, Ser 2010-RR8, Cl 3A4
3.043%, 05/26/2035 (A) (C)	467	458
BCAP LLC Trust, Ser 2011-RR5, Cl 11A3
0.583%, 05/28/2036 (A) (C)	122	122

SEI Institutional Investments Trust / Annual Report / May 31, 2016	105

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Bear Stearns Adjustable Rate Mortgage Trust, Ser 2004-2, Cl 14A
3.343%, 05/25/2034 (A)	$52	$51
Bear Stearns Adjustable Rate Mortgage Trust, Ser 2004-2, Cl 24A
2.805%, 05/25/2034 (A)	191	179
Bear Stearns Adjustable Rate Mortgage Trust, Ser 2005-5, Cl A1
2.380%, 08/25/2035 (A)	185	186
Bear Stearns Alt-A Trust, Ser 2004-13, Cl A1
1.179%, 11/25/2034 (A)	23	23
Bear Stearns Commercial Mortgage Securities, Ser 2005-PWR8, Cl X1, IO
0.393%, 06/11/2041 (A)(C)	450	—
CD Commercial Mortgage Trust, Ser 2006- CD2, Cl AM
5.326%, 01/15/2046 (A)	10	10
CD Commercial Mortgage Trust, Ser 2006-CD2, Cl X, IO
0.027%, 01/15/2046 (A)(C)	8,837	—
CD Commercial Mortgage Trust, Ser 2007-CD4, Cl XC, IO
0.577%, 12/11/2049 (A)(C)	23,526	44
CFCRE Commercial Mortgage Trust, Ser 2011-C1, Cl A4
4.961%, 04/15/2044 (A)(C)	2,670	2,937
CFCRE Commercial Mortgage Trust, Ser 2016-C4, Cl ASB
3.091%, 05/10/2058	665	682
CG-CCRE Commercial Mortgage Trust, Ser 2014-FL1, Cl A
1.383%, 06/15/2031 (A)(C)	1,360	1,358
Chase Mortgage Finance, Ser 2007-A1, Cl 2A1
2.651%, 02/25/2037 (A)	122	122
Chase Mortgage Finance, Ser 2007-A1, Cl 9A1
2.750%, 02/25/2037 (A)	104	102
Chase Mortgage Finance, Ser 2007-A2, Cl 1A1
2.894%, 07/25/2037 (A)	207	205
Chevy Chase Funding LLC Mortgage-Backed Certificates, Ser 2003-4X, Cl A2
0.836%, 10/25/2034 (A)	4,476	4,131
Chevy Chase Funding LLC Mortgage-Backed Certificates, Ser 2004-1A, Cl A2
0.776%, 01/25/2035 (A)(C)	3,974	3,568
CHL Mortgage Pass-Through Trust, Ser 2004-14, Cl 4A1
2.584%, 08/25/2034 (A)	298	287
CHL Mortgage Pass-Through Trust, Ser 2005- 20, Cl A7
5.250%, 12/25/2027	336	312
Citigroup Commercial Mortgage Trust, Ser 2013-375P, Cl A
3.251%, 05/10/2035 (C)	1,465	1,528

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Citigroup Commercial Mortgage Trust, Ser 2014-388G, Cl A
1.185%, 06/15/2033 (A)(C)	$1,070	$1,070
Citigroup Commercial Mortgage Trust, Ser 2014-GC25, Cl AS
4.017%, 10/10/2047	1,290	1,394
Citigroup Commercial Mortgage Trust, Ser 2016-GC36, Cl A5
3.616%, 02/10/2049	1,642	1,743
Citigroup Global Markets Mortgage Securities VII, Ser 2003-HYB1, Cl A
2.740%, 09/25/2033 (A)	218	215
Citigroup Mortgage Loan Trust, Ser 2004- HYB1, Cl A41
3.179%, 02/25/2034 (A)	42	41
Citigroup Mortgage Loan Trust, Ser 2004-RR2, Cl A2
2.970%, 05/25/2034 (A)(C)	298	300
Citigroup Mortgage Loan Trust, Ser 2004-UST1, Cl A6
2.513%, 08/25/2034 (A)	99	94
Citigroup Mortgage Loan Trust, Ser 2008-AR4, Cl 1A1A
2.909%, 11/25/2038 (A)(C)	324	321
Citigroup Mortgage Loan Trust, Ser 2009-10, Cl 1A1
2.522%, 09/25/2033 (A)(C)	257	259
COMM Mortgage Trust, Ser 2010-C1, Cl A3
4.205%, 07/10/2046 (C)	2,313	2,500
COMM Mortgage Trust, Ser 2010-C1, Cl A2
3.830%, 07/10/2046 (C)	238	244
COMM Mortgage Trust, Ser 2012-CCRE4, Cl A2
1.801%, 10/15/2045	465	464
COMM Mortgage Trust, Ser 2012-CR1, Cl A2
2.350%, 05/15/2045	1,683	1,693
COMM Mortgage Trust, Ser 2012-CR2, Cl A4
3.147%, 08/15/2045	209	219
COMM Mortgage Trust, Ser 2013-300P, Cl A1
4.353%, 08/10/2030 (C)	1,345	1,500
COMM Mortgage Trust, Ser 2013-CCRE12, Cl A4
4.046%, 10/10/2046	155	170
COMM Mortgage Trust, Ser 2013-CR10, Cl A2
2.972%, 08/10/2046	533	546
COMM Mortgage Trust, Ser 2013-CR12, Cl C
5.084%, 10/10/2046 (A)	90	94
COMM Mortgage Trust, Ser 2013-CR12, Cl B
4.762%, 10/10/2046 (A)	190	209
COMM Mortgage Trust, Ser 2013-CR12, Cl AM
4.300%, 10/10/2046	440	479
COMM Mortgage Trust, Ser 2013-CR6, Cl A1
0.719%, 03/10/2046	252	251
COMM Mortgage Trust, Ser 2013-LC13, Cl B
5.009%, 08/10/2046 (A)(C)	1,150	1,274

106	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
COMM Mortgage Trust, Ser 2014-CCRE18, Cl ASB
3.452%, 07/15/2047	$808	$855
COMM Mortgage Trust, Ser 2014-CR15, Cl A2
2.928%, 02/10/2047	119	122
COMM Mortgage Trust, Ser 2014-SAVA, Cl A
1.583%, 06/15/2034 (A)(C)	1,066	1,050
COMM Mortgage Trust, Ser 2014-SAVS, Cl D
3.533%, 06/15/2034 (A)(C)	2,080	2,036
COMM Mortgage Trust, Ser 2014-UBS2, Cl XA, IO
1.404%, 03/10/2047 (A)	15,390	1,072
COMM Mortgage Trust, Ser 2014-UBS4, Cl A5
3.694%, 08/10/2047	502	534
COMM Mortgage Trust, Ser 2014-UBS5, Cl ASB
3.548%, 09/10/2047	504	532
COMM Mortgage Trust, Ser 2014-UBS6, Cl AM
4.048%, 12/10/2047	1,653	1,767
COMM Mortgage Trust, Ser 2014-UBS6, Cl ASB
3.387%, 12/10/2047	292	307
COMM Mortgage Trust, Ser 2015-3BP, Cl A
3.178%, 02/10/2035 (C)	1,460	1,504
COMM Mortgage Trust, Ser 2015-DC1, Cl A2
2.870%, 02/10/2048	135	139
COMM Mortgage Trust, Ser 2016-787S, Cl A
3.545%, 02/10/2036 (A)(C)	1,470	1,560
Commercial Mortgage Pass-Through Certificates, Ser 2012-CR3, Cl A3
2.822%, 11/15/2045	90	92
Commercial Mortgage Pass-Through Certificates, Ser 2013-CR12, Cl A1
1.295%, 10/10/2046	133	133
Commercial Mortgage Pass-Through Certificates, Ser 2013-WWP, Cl A2
3.424%, 03/10/2031 (C)	471	495
Commercial Mortgage Pass-Through Certificates, Ser 2014-277P, Cl A
3.732%, 08/10/2049 (A)(C)	1,350	1,440
Commercial Mortgage Trust, Ser 2013-CR11, Cl A1
1.468%, 10/10/2046	372	372
Countrywide Alternative Loan Trust, Ser 2004- 27CB, Cl A1
6.000%, 12/25/2034	1,044	1,038
Countrywide Alternative Loan Trust, Ser 2004- J1, Cl 1A1
6.000%, 02/25/2034	92	93
Countrywide Alternative Loan Trust, Ser 2004- J6, Cl 2A1
6.500%, 11/25/2031	396	411
Countrywide Alternative Loan Trust, Ser 2005- 27, Cl 3A2
1.477%, 08/25/2035 (A)	446	320

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Credit Suisse Commercial Mortgage Trust, Ser 2007-C2, Cl AM
5.604%, 01/15/2049 (A)	$732	$746
Credit Suisse First Boston Mortgage Securities, Ser 2003-27, Cl 5A3
5.250%, 11/25/2033	318	321
Credit Suisse First Boston Mortgage Securities, Ser 2003-29, Cl 5A1
7.000%, 12/25/2033	149	157
Credit Suisse Mortgage Capital Certificates, Ser 2011-16R, Cl 7A3
3.500%, 12/27/2036 (A)(C)	62	62
Credit Suisse Mortgage Capital Certificates, Ser 2011-6R, Cl 3A1
2.870%, 07/28/2036 (A)(C)	165	166
CSAIL Commercial Mortgage Trust, Ser 2015- C4, Cl ASB
3.617%, 11/15/2048	1,492	1,584
CSAIL Commercial Mortgage Trust, Ser 2015- C4, Cl A4
3.808%, 11/15/2048	639	688
CSAIL Commercial Mortgage Trust, Ser 2016- C5, Cl ASB
3.533%, 11/15/2048	327	347
CSMC Trust, Ser 2010-16, Cl A3
3.358%, 06/25/2050 (A)(C)	23	23
CSMC Trust, Ser 2015-5R, Cl 1A1
1.066%, 09/27/2046 (C)	6,153	5,971
CSMC Trust, Ser 2015-GLPA, Cl A
3.881%, 11/15/2037 (C)	420	443
DBRR Trust, Ser 2011-LC2, Cl A4A
4.537%, 07/12/2044 (A)(C)	2,845	3,101
DBUBS Mortgage Trust, Ser 2011-LC1A, Cl A1
3.742%, 11/10/2046 (C)	42	42
DBUBS Mortgage Trust, Ser 2011-LC2A, Cl A4
4.537%, 07/10/2044 (C)	1,120	1,234
DSLA Mortgage Loan Trust, Ser 2004-AR2, Cl A2B
1.236%, 11/19/2044 (A)	1,081	931
Extended Stay America Trust, Ser 2013-ESH7, Cl A27
2.958%, 12/05/2031 (C)	1,250	1,254
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-DN2, Cl M2
2.089%, 04/25/2024 (A)	13,900	13,864
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-DN3, Cl M2
2.839%, 08/25/2024 (A)	2,527	2,547
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-HQ1, Cl M1
2.089%, 08/25/2024 (A)	430	431

SEI Institutional Investments Trust / Annual Report / May 31, 2016	107

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2016-DNA1, Cl M2
3.339%, 07/25/2028 (A)	$3,030	$3,108
First Horizon Alternative Mortgage Securities, Ser 2004-AA3, Cl A1
2.432%, 09/25/2034 (A)	242	234
FNMA Connecticut Avenue Securities, Ser 2014- C03, Cl 1M1
1.646%, 07/25/2024 (A)	693	692
FREMF Mortgage Trust, Ser 2012-K20, Cl X2A, IO
0.200%, 05/25/2045 (C)	27,644	258
FREMF Mortgage Trust, Ser 2014-K714, Cl C
3.981%, 01/25/2047 (A) (C)	390	377
FREMF Mortgage Trust, Ser 2015-K44, Cl B
3.811%, 01/25/2048 (A) (C)	1,090	1,030
GE Business Loan Trust, Ser 2007-1A, Cl A 0.605%,
04/16/2035 (A) (C)	1,080	993
GMAC Commercial Mortgage Securities, Ser 2006-C1, Cl AM
5.290%, 11/10/2045 (A)	1,032	1,031
GS Mortgage Securities II, Ser 2011-GC5, Cl A2
2.999%, 08/10/2044	608	608
GS Mortgage Securities Trust, Ser 2006-GG8, Cl X, IO
0.756%, 11/10/2039 (A) (C)	6,093	1
GS Mortgage Securities Trust, Ser 2011-GC5, Cl XA, IO
1.454%, 08/10/2044 (A) (C)	1,421	72
GS Mortgage Securities Trust, Ser 2012-GCJ7, Cl A2
2.318%, 05/10/2045	1,482	1,488
GS Mortgage Securities Trust, Ser 2012-GCJ7, Cl AAB
2.935%, 05/10/2045	206	212
GS Mortgage Securities Trust, Ser 2013-GC16, Cl A1
1.264%, 11/10/2046	81	81
GS Mortgage Securities Trust, Ser 2013-GC16, Cl B
5.161%, 11/10/2046 (A)	390	439
GS Mortgage Securities Trust, Ser 2014-GC18, Cl AAB
3.648%, 01/10/2047	865	922
GS Mortgage Securities Trust, Ser 2014-GC20, Cl AAB
3.655%, 04/10/2047	1,021	1,090
GS Mortgage Securities Trust, Ser 2014-GC26, Cl AAB
3.365%, 11/10/2047	439	462
GS Mortgage Securities Trust, Ser 2015-GC32, Cl XA, IO
0.899%, 07/10/2048 (A)	38,923	2,083

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
GS Mortgage Securities Trust, Ser 2015-GC34, Cl AAB
3.278%, 10/10/2048	$760	$795
GS Mortgage Securities Trust, Ser 2015-GS1, Cl A3
3.734%, 11/10/2048	2,248	2,427
GS Mortgage Securities, Ser 2013-KING, Cl A
2.706%, 12/10/2027 (C)	272	276
GSMPS Mortgage Loan Trust, Ser 1998-1, Cl A
8.000%, 09/19/2027 (A) (C)	2	2
GSMPS Mortgage Loan Trust, Ser 2005-RP3, Cl 1AS, IO
4.328%, 09/25/2035 (A) (C)	297	41
GSR Mortgage Loan Trust, Ser 2004-8F, Cl 2A3
6.000%, 09/25/2034	181	185
GSR Mortgage Loan Trust, Ser 2007-1F, Cl 2A4
5.500%, 01/25/2037	44	43
Homestar Mortgage Acceptance, Ser 2004-5, Cl A1
0.889%, 10/25/2034 (A)	308	303
Impac CMB Trust, Ser 2005-4, Cl 2A1
1.039%, 05/25/2035 (A)	176	171
Impac CMB Trust, Ser 2007-A, Cl M1
0.839%, 05/25/2037 (A) (C)	2,183	2,020
Impac Secured Assets Trust, Ser 2006-2, Cl 2A1
0.789%, 08/25/2036 (A)	257	250
Impact Funding Affordable Multifamily Housing Mortgage Loan Trust, Ser 2010-1, Cl A1
5.314%, 01/25/2051 (C)	4,280	4,956
Indymac Index Mortgage Loan Trust, Ser 2004-AR7, Cl A2
1.299%, 09/25/2034 (A)	26	24
Indymac Index Mortgage Loan Trust, Ser 2004-AR8, Cl 2A2A
1.239%, 11/25/2034 (A)	44	37
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C15, Cl C
5.215%, 11/15/2045 (A)	410	432
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C15, Cl A2
2.977%, 11/15/2045	639	656
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C17, Cl B
4.887%, 01/15/2047 (A)	230	254
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C22, Cl C
4.560%, 09/15/2047 (A)	750	731
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C25, Cl ASB
3.407%, 11/15/2047	149	157
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C28, Cl A3
2.912%, 10/15/2048	1,652	1,672

108	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C30, Cl A5
3.822%, 07/15/2048	$1,330	$1,430
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C30, Cl AS
4.226%, 07/15/2048 (A)	1,272	1,378
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C31, Cl A3
3.801%, 08/15/2048	4,260	4,582
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C31, Cl ASB
3.540%, 08/15/2048	519	551
JPMBB Commercial Mortgage Securities Trust, Ser 2016-C1, Cl ASB
3.316%, 03/15/2049	1,391	1,457
JPMDB Commercial Mortgage Securities Trust, Ser 2016-C2, Cl ASB
2.954%, 06/15/2049	1,340	1,372
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2004-LN2, Cl A2
5.115%, 07/15/2041	27	27
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2006-CB15, Cl X1, IO
0.513%, 06/12/2043 (A)	14,907	9
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2006-LDP9, Cl A3SF
0.589%, 05/15/2047 (A)	265	264
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2006-LDP9, Cl AM
5.372%, 05/15/2047	4,460	4,444
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2010-C2, Cl A3
4.070%, 11/15/2043 (C)	593	631
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2010-CNTR, Cl A1
3.300%, 08/05/2032 (C)	594	607
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2010-CNTR, Cl A2
4.311%, 08/05/2032 (C)	945	1,010
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2011-C3, Cl A2
3.673%, 02/15/2046 (C)	80	80
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2011-C4, Cl A3
4.106%, 07/15/2046 (C)	3,108	3,237
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2011-C5, Cl A2
3.149%, 08/15/2046	418	418
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2012-LC9, Cl A2
1.677%, 12/15/2047	559	560

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2015-JP1, Cl ASB
3.733%, 01/15/2049	$315	$338
JPMorgan Mortgage Trust, Ser 2004-A3, Cl SF3
2.347%, 06/25/2034 (A)	855	842
JPMorgan Mortgage Trust, Ser 2005-A1, Cl 3A4
2.857%, 02/25/2035 (A)	288	292
JPMorgan Mortgage Trust, Ser 2005-A2, Cl 5A2
2.739%, 04/25/2035 (A)	128	127
JPMorgan Mortgage Trust, Ser 2006-A2, Cl 5A3
2.680%, 11/25/2033 (A)	475	476
JPMorgan Mortgage Trust, Ser 2006-A2, Cl 4A1
2.716%, 08/25/2034 (A)	471	472
JPMorgan Resecuritization Trust, Ser 2009-6, Cl 4A1
2.677%, 09/26/2036 (A)(C)	81	81
LB-UBS Commercial Mortgage Trust, Ser 2006- C1, Cl XCL, IO
0.341%, 02/15/2041 (A)(C)	3,849	1
LB-UBS Commercial Mortgage Trust, Ser 2007- C1, Cl A4
5.424%, 02/15/2040	126	127
LB-UBS Commercial Mortgage Trust, Ser 2008- C1, Cl A2
6.085%, 04/15/2041 (A)	88	92
Liberty Street Trust, Ser 2016-225L, Cl A
3.597%, 02/10/2036 (C)	1,465	1,559
Master Adjustable Rate Mortgages Trust, Ser 2004-13, Cl 3A7
2.782%, 11/21/2034 (A)	696	707
Master Adjustable Rate Mortgages Trust, Ser 2004-13, Cl 3A7A
2.782%, 11/21/2034 (A)	5,114	5,226
Master Alternative Loans Trust, Ser 2004-4, Cl 1A1
5.500%, 05/25/2034	809	808
Master Resecuritization Trust, Ser 2005-PO, Cl 3PO, PO
0.000%, 05/28/2035 (B)(C)	47	37
MASTR Adjustable Rate Mortgages Trust, Ser 2004-5, Cl 3A1
2.599%, 06/25/2034 (A)	8	7
MASTR Alternative Loan Trust, Ser 2006-3, Cl 1A3
6.250%, 07/25/2036	395	334
MASTR Reperforming Loan Trust, Ser 2005-1, Cl 1A1
6.000%, 08/25/2034 (C)	1,842	1,765
MASTR Reperforming Loan Trust, Ser 2005-2, Cl 1A1F
0.789%, 05/25/2035 (A)(C)	365	287

SEI Institutional Investments Trust / Annual Report / May 31, 2016	109

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
MASTR Seasoned Securitization Trust, Ser 2004-1, Cl 4A1
2.659%, 10/25/2032 (A)	$8	$8
MASTR Seasoned Securitization Trust, Ser 2005-1, Cl 4A1
2.573%, 10/25/2032 (A)	68	68
Merrill Lynch Mortgage Investors Trust, Ser 2003-A4, Cl 2A
2.861%, 07/25/2033 (A)	80	73
Merrill Lynch Mortgage Investors Trust, Ser 2004-1, Cl 2A1
2.459%, 12/25/2034 (A)	298	297
Merrill Lynch Mortgage Investors Trust, Ser 2004-A1, Cl 4A
2.875%, 02/25/2034 (A)	500	501
Merrill Lynch Mortgage Investors Trust, Ser 2004-A1, Cl 2A1
2.765%, 02/25/2034 (A)	96	97
Merrill Lynch Mortgage Investors Trust, Ser 2004-A4, Cl A2
2.665%, 08/25/2034 (A)	150	152
Merrill Lynch Mortgage Investors Trust, Ser 2004-D, Cl A2
1.250%, 09/25/2029 (A)	201	192
Merrill Lynch Mortgage Investors Trust, Ser 2006-1, Cl 1A
2.667%, 02/25/2036 (A)	203	186
ML-CFC Commercial Mortgage Trust, Ser 2006-4, Cl XC, IO
0.798%, 12/12/2049 (A) (C)	10,157	23
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2012-C5, Cl XA, IO
1.732%, 08/15/2045 (A) (C)	4,625	286
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C10, Cl A1
1.394%, 07/15/2046	655	655
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C10, Cl A4
4.083%, 07/15/2046 (A)	1,600	1,762
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C7, Cl AS
3.214%, 02/15/2046	207	214
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C9, Cl A2
1.970%, 05/15/2046	564	566
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2015-C23, Cl A3
3.451%, 07/15/2050	401	422
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2015-C25, Cl ASB
3.383%, 10/15/2048	1,032	1,086

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2016-C28, Cl ASB
3.288%, 01/15/2049	$1,425	$1,488
Morgan Stanley Capital I Trust, Ser 2011-C2, Cl A2
3.476%, 06/15/2044 (C)	320	321
Morgan Stanley Capital I Trust, Ser 2014-CPT, Cl AM
3.402%, 07/13/2029 (A) (C)	4,570	4,772
Morgan Stanley Capital I Trust, Ser 2014-CPT, Cl B
3.446%, 07/13/2029 (A) (C)	3,870	3,991
Morgan Stanley Capital I Trust, Ser 2016-UBS9, Cl A1
1.711%, 03/15/2049	963	962
Morgan Stanley Capital I, Ser 2007-HQ11, Cl X, IO
0.380%, 02/12/2044 (A) (C)	31,286	33
Morgan Stanley Capital I, Ser 2011-C3, Cl A2
3.224%, 07/15/2049	3,947	3,951
Morgan Stanley Mortgage Loan Trust, Ser 2004-3, Cl 4A
5.687%, 04/25/2034 (A)	282	295
Morgan Stanley Mortgage Loan Trust, Ser 2007-3XS, Cl 2A3S
5.838%, 01/25/2047	21	13
MSCG Trust, Ser 2015-ALDR, Cl A2
3.577%, 06/07/2035 (A) (C)	2,030	2,070
New York Mortgage Trust, Ser 2006-1, Cl 2A2
2.952%, 05/25/2036 (A)	286	255
Nomura Resecuritization Trust, Ser 2010-6RA, Cl 1A5
2.999%, 03/26/2036 (A) (C)	113	111
Nomura Resecuritization Trust, Ser 2014-1R, Cl 3A1
0.583%, 07/26/2036 (A) (C)	1,253	1,241
OBP Depositor LLC Trust, Ser 2010-OBP, Cl A
4.646%, 07/15/2045 (C)	1,195	1,302
Opteum Mortgage Acceptance Asset Backed Pass-Through Certificates, Ser 2005-1, Cl M6
1.751%, 02/25/2035 (A)	4,462	4,053
Prime Mortgage Trust, Ser 2004-CL1, Cl 1A1
6.000%, 02/25/2034	110	114
Prime Mortgage Trust, Ser 2004-CL1, Cl 1PO, PO
0.000%, 02/25/2034 (B)	23	19
Prime Mortgage Trust, Ser 2006-DR1, Cl 2A1
5.500%, 05/25/2035 (C)	1,693	1,587
Province of Ontario Canada
2.500%, 04/27/2026	1,642	1,648
RALI Trust, Ser 2003-QS15, Cl A7
5.500%, 08/25/2033	805	806

110	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
RALI Trust, Ser 2003-QS19, Cl A1
5.750%, 10/25/2033	$211	$221
RALI Trust, Ser 2004-QS7, Cl A4
5.500%, 05/25/2034	1,141	1,158
RALI Trust, Ser 2005-QO2, Cl A1
1.737%, 09/25/2045 (A)	626	504
RALI Trust, Ser 2005-QO5, Cl A1
1.377%, 01/25/2046 (A)	910	621
RAMP Trust, Ser 2004-SL1, Cl A8
6.500%, 11/25/2031	298	302
RAMP Trust, Ser 2005-SL1, Cl A5
6.500%, 05/25/2032	30	29
RBS Commercial Funding Trust, Ser 2013-GSP, Cl A
3.961%, 01/13/2032 (A) (C)	1,380	1,493
RCMC LLC, Ser 2012-CRE1, Cl A
5.624%, 11/15/2044 (C)	216	216
Residential Asset Mortgage Products, Ser 2004-SL1, Cl A7
7.000%, 11/25/2031	73	77
Residential Asset Mortgage Products, Ser 2004-SL3, Cl A2
6.500%, 12/25/2031	376	383
Residential Asset Securitization Trust, Ser 2004-IP2, Cl 2A1
2.820%, 12/25/2034 (A)	713	711
RFMSI Trust, Ser 2003-S4, Cl A4
5.750%, 03/25/2033	133	135
Sequoia Mortgage Trust, Ser 2004-12, Cl A3
0.763%, 01/20/2035 (A)	334	306
Springleaf Mortgage Loan Trust, Ser 2013-2A, Cl A
1.780%, 12/25/2065 (A) (C)	582	581
Structured Adjustable Rate Mortgage Loan Trust, Ser 2004-6, Cl 5A4
2.473%, 06/25/2034 (A)	69	69
Structured Adjustable Rate Mortgage Loan Trust, Ser 2005-19XS, Cl 1A1
0.766%, 10/25/2035 (A)	2,642	2,157
Structured Agency Credit Risk Debt Notes, Ser 2014-DN1, Cl M2
2.639%, 02/25/2024 (A)	1,580	1,597
Structured Asset Mortgage Investments II Trust, Ser 2005-AR1, Cl A1
0.916%, 04/19/2035 (A)	2,749	2,604
Structured Asset Mortgage Investments, Ser 2004-AR5, Cl 1A1
1.099%, 10/19/2034 (A)	194	184
Structured Asset Securities Mortgage Pass-Through Certificates, Ser 2001-15A, Cl 4A1
2.654%, 10/25/2031 (A)	45	45

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Structured Asset Securities Mortgage Pass- Through Certificates, Ser 2003-32, Cl 1A1
5.243%, 11/25/2033 (A)	$53	$53
Structured Asset Securities Mortgage Pass- Through Certificates, Ser 2004-5H, Cl A4
5.540%, 12/25/2033	371	381
Structured Asset Securities, Ser 2003-31A, Cl 2A7
2.811%, 10/25/2033 (A)	4,302	4,219
Structured Asset Securities, Ser 2003-37A, Cl 2A
6.039%, 12/25/2033 (A)	110	109
Thornburg Mortgage Securities Trust, Ser 2003-4, Cl A1
1.086%, 09/25/2043 (A)	424	407
UBS Commercial Mortgage Trust, Ser 2012-C1, Cl XA, IO
2.172%, 05/10/2045 (A) (C)	5,212	479
UBS-BAMLL Trust, Ser 2012-WRM, Cl A
3.663%, 06/10/2030 (C)	400	416
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C2, Cl A2
2.113%, 05/10/2063	964	969
UBS-Barclays Commercial Mortgage Trust, Ser 2013-C6, Cl A2
2.067%, 04/10/2046	250	251
VNO Mortgage Trust, Ser 2012-6AVE, Cl A
2.996%, 11/15/2030 (C)	100	103
Wachovia Bank Commercial Mortgage Trust, Ser 2006-C26, Cl XC, IO
0.177%, 06/15/2045 (A) (C)	42,526	—
WaMu Mortgage Pass-Through Certificates Trust, Ser 2002-AR18, Cl A
2.750%, 01/25/2033 (A)	181	182
WaMu Mortgage Pass-Through Certificates Trust, Ser 2003-AR10, Cl A7
2.536%, 10/25/2033 (A)	220	223
WaMu Mortgage Pass-Through Certificates Trust, Ser 2003-AR6, Cl A1
2.565%, 06/25/2033 (A)	205	204
WaMu Mortgage Pass-Through Certificates Trust, Ser 2003-AR7, Cl A7
2.426%, 08/25/2033 (A)	179	179
WaMu Mortgage Pass-Through Certificates Trust, Ser 2003-AR8, Cl A
2.476%, 08/25/2033 (A)	121	122
WaMu Mortgage Pass-Through Certificates Trust, Ser 2003-AR9, Cl 1A6
2.523%, 09/25/2033 (A)	386	388
WaMu Mortgage Pass-Through Certificates Trust, Ser 2003-AR9, Cl 2A
2.561%, 09/25/2033 (A)	127	123

SEI Institutional Investments Trust / Annual Report / May 31, 2016	111

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
WaMu Mortgage Pass-Through Certificates Trust, Ser 2003-MS1, Cl 1A
5.000%, 02/25/2018	$21	$21
WaMu Mortgage Pass-Through Certificates Trust, Ser 2003-S4, Cl 2A10
16.236%, 06/25/2033 (A)	27	34
WaMu Mortgage Pass-Through Certificates Trust, Ser 2003-S9, Cl A8
5.250%, 10/25/2033	612	624
WaMu Mortgage Pass-Through Certificates Trust, Ser 2004-AR3, Cl A2
2.636%, 06/25/2034 (A)	140	141
WaMu Mortgage Pass-Through Certificates Trust, Ser 2004-S2, Cl 2A4
5.500%, 06/25/2034	15	15
WaMu Mortgage Pass-Through Certificates Trust, Ser 2005-AR19, Cl A1A2
0.729%, 12/25/2045 (A)	3,107	2,697
WaMu Mortgage Pass-Through Certificates Trust, Ser 2006-AR1, Cl 1A1B
1.447%, 01/25/2046 (A)	2,242	889
WaMu Mortgage Pass-Through Certificates Trust, Ser 2006-AR13, Cl 2A
2.170%, 10/25/2046 (A)	741	655
WaMu Mortgage Pass-Through Certificates Trust, Ser 2006-AR14, Cl 1A4
2.192%, 11/25/2036 (A)	235	203
WaMu Mortgage Pass-Through Certificates Trust, Ser 2006-AR17, Cl 2A
2.164%, 12/25/2046 (A)	332	300
WaMu Mortgage Pass-Through Certificates Trust, Ser 2006-AR17, Cl 1A1B
1.160%, 12/25/2046 (A)	323	155
WaMu Mortgage Pass-Through Certificates Trust, Ser 2007-HY1, Cl 1A1
2.411%, 02/25/2037 (A)	2,549	2,211
Washington Mutual Mortgage Pass-Through Certificates Trust, Ser 2005-3, Cl CX, IO
5.500%, 05/25/2035	383	79
Washington Mutual MSC Mortgage Pass-Through Certificates Trust, Ser 2003-MS2, Cl 1A1
5.750%, 02/25/2033	46	48
Washington Mutual MSC Mortgage Pass-Through Certificates Trust, Ser 2003-MS8, Cl 1P, PO
0.000%, 05/25/2033 (B)	52	45
Washington Mutual MSC Mortgage Pass-Through Certificates Trust, Ser 2003-MS9, Cl 2P, PO
0.000%, 04/25/2033 (B)	102	96

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-B, Cl A1
2.720%, 02/25/2034 (A)	$145	$143
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-E, Cl A2
2.990%, 05/25/2034 (A)	32	33
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-EE, Cl 3A2
2.722%, 12/25/2034 (A)	143	147
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-EE, Cl 2A1
2.763%, 12/25/2034 (A)	248	250
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-I, Cl 1A1
2.830%, 07/25/2034 (A)	338	341
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-O, Cl A1
2.743%, 08/25/2034 (A)	69	68
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR14, Cl A1
2.751%, 08/25/2035 (A)	165	162
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR8, Cl 2A1
2.850%, 06/25/2035 (A)	347	353
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR9, Cl 2A1
2.744%, 10/25/2033 (A)	109	109
Wells Fargo Mortgage-Backed Securities Trust, Ser 2006-AR18, Cl 1A1
5.811%, 11/25/2036 (A)	277	264
Wells Fargo Mortgage-Backed Securities Trust, Ser 2006-AR8, Cl 1A3
2.841%, 04/25/2036 (A)	306	302
Wells Fargo Mortgage-Backed Securities Trust, Ser 2006-AR8, Cl 3A1
2.853%, 04/25/2036 (A)	5,416	5,468
Wells Fargo Re-REMIC Trust, Ser 2012-IO, Cl A
1.750%, 08/20/2021 (C)	48	48
WFRBS Commercial Mortgage Trust, Ser 2012- C10, Cl XA, IO
1.881%, 12/15/2045 (A)(C)	7,112	549
WFRBS Commercial Mortgage Trust, Ser 2012- C7, Cl XA, IO
1.671%, 06/15/2045 (A)(C)	2,964	199
WFRBS Commercial Mortgage Trust, Ser 2012- C7, Cl A2
3.431%, 06/15/2045	2,420	2,569
WFRBS Commercial Mortgage Trust, Ser 2012- C8, Cl A3
3.001%, 08/15/2045	3,740	3,880
WFRBS Commercial Mortgage Trust, Ser 2013- C12, Cl XA, IO
1.400%, 03/15/2048 (A) (C)	14,187	880

112	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
WFRBS Commercial Mortgage Trust, Ser 2013-C15, Cl A4
4.153%, 08/15/2046 (A)	$150	$166
WFRBS Commercial Mortgage Trust, Ser 2013-C17, Cl A4
4.023%, 12/15/2046	120	132
WFRBS Commercial Mortgage Trust, Ser 2014-C19, Cl B
4.723%, 03/15/2047 (A)	210	230
WFRBS Commercial Mortgage Trust, Ser 2014-C19, Cl XA, IO
1.431%, 03/15/2047 (A)	5,209	327
WFRBS Commercial Mortgage Trust, Ser 2014-C21, Cl B
4.213%, 08/15/2047 (A)	2,180	2,314
WFRBS Commercial Mortgage Trust, Ser 2014-C21, Cl XA, IO
1.172%, 08/15/2047 (A)	15,877	1,028
WFRBS Commercial Mortgage Trust, Ser 2014-C21, Cl AS
3.891%, 08/15/2047	1,320	1,411
WFRBS Commercial Mortgage Trust, Ser 2014-C23, Cl XA, IO
0.702%, 10/15/2057 (A)	27,504	1,054
WFRBS Commercial Mortgage Trust, Ser 2014-C24, Cl AS
3.931%, 11/15/2047	1,330	1,414
WFRBS Commercial Mortgage Trust, Ser 2014-C24, Cl A5
3.607%, 11/15/2047	110	117

		255,938

Total Mortgage-Backed Securities (Cost $1,545,605) ($ Thousands)		1,564,849

CORPORATE OBLIGATIONS — 29.7%

Consumer Discretionary — 2.2%
21st Century Fox America
8.875%, 04/26/2023	150	200
6.650%, 11/15/2037	310	396
6.200%, 12/15/2034	265	320
Advance Auto Parts
5.750%, 05/01/2020	175	193
Amazon.com
4.950%, 12/05/2044	600	701
4.800%, 12/05/2034	187	212
AutoZone
2.500%, 04/15/2021	44	44
BMW US Capital
2.800%, 04/11/2026 (C)	1,620	1,616
1.500%, 04/11/2019 (C)	2,832	2,828

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Charter Communications Operating
4.464%, 07/23/2022 (C)	$3,840	$4,047
Charter Communications Operating LLC
6.484%, 10/23/2045 (C)	4,310	4,949
6.384%, 10/23/2035 (C)	408	467
4.908%, 07/23/2025 (C)	2,018	2,159
Comcast
6.950%, 08/15/2037	1,040	1,460
6.550%, 07/01/2039	30	41
6.400%, 03/01/2040	280	379
4.400%, 08/15/2035	4,015	4,371
4.250%, 01/15/2033	420	449
4.200%, 08/15/2034	720	765
3.375%, 02/15/2025	800	840
Comcast Cable Communications Holdings
9.455%, 11/15/2022	660	923
Cox Communications
4.700%, 12/15/2042 (C)	10	9
CVS Health
2.750%, 12/01/2022	230	232
CVS Pass-Through Trust
5.880%, 01/10/2028	135	148
5.789%, 01/10/2026 (C)	1,213	1,314
Daimler Finance North America LLC
2.375%, 08/01/2018 (C)	2,620	2,659
1.125%, 03/10/2017 (C)	2,585	2,583
Discovery Communications LLC
4.900%, 03/11/2026	1,170	1,235
4.875%, 04/01/2043	460	408
Ford Motor
4.750%, 01/15/2043	2,480	2,535
Ford Motor Credit
5.000%, 05/15/2018	206	218
Ford Motor Credit LLC
8.125%, 01/15/2020	520	618
5.875%, 08/02/2021	3,110	3,538
3.336%, 03/18/2021	2,000	2,049
3.219%, 01/09/2022	1,565	1,589
3.200%, 01/15/2021	1,550	1,583
3.157%, 08/04/2020	200	205
2.597%, 11/04/2019	2,520	2,559
General Motors
6.750%, 04/01/2046	370	434
6.600%, 04/01/2036	1,510	1,731
6.250%, 10/02/2043	940	1,034
5.000%, 04/01/2035	885	865
General Motors Financial
5.250%, 03/01/2026	1,925	2,067
4.750%, 08/15/2017	2,250	2,324
4.200%, 03/01/2021	1,970	2,059
3.700%, 05/09/2023	2,455	2,430
3.450%, 04/10/2022	1,605	1,592

SEI Institutional Investments Trust / Annual Report / May 31, 2016	113

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
3.200%, 07/13/2020	$159	$161
0.035%, 05/09/2019	2,860	2,858
Grupo Televisa
6.125%, 01/31/2046	850	894
Hyundai Capital America
2.875%, 08/09/2018 (C)	95	97
2.125%, 10/02/2017 (C)	650	653
Lowe’s MTN
7.110%, 05/15/2037	250	343
5.125%, 11/15/2041	48	56
McDonald’s MTN
4.875%, 12/09/2045	1,565	1,739
3.700%, 01/30/2026	1,818	1,934
2.750%, 12/09/2020	870	894
NBCUniversal Media LLC
4.375%, 04/01/2021	820	910
Newell Brands
5.500%, 04/01/2046	1,754	2,004
4.200%, 04/01/2026	950	1,007
3.850%, 04/01/2023	700	729
3.150%, 04/01/2021	4,170	4,277
QVC
5.950%, 03/15/2043	50	45
Scripps Networks Interactive
3.900%, 11/15/2024	1,130	1,155
3.500%, 06/15/2022	770	789
2.800%, 06/15/2020	890	897
Time Warner
7.700%, 05/01/2032	2,530	3,379
7.625%, 04/15/2031	2,985	3,976
6.250%, 03/29/2041	355	432
5.375%, 10/15/2041	37	40
4.850%, 07/15/2045	333	349
4.750%, 03/29/2021	780	864
4.700%, 01/15/2021	670	737
2.950%, 07/15/2026	1,450	1,424
Time Warner Cable
8.250%, 04/01/2019	2,890	3,344
7.300%, 07/01/2038	100	120
6.550%, 05/01/2037	2,131	2,403
5.500%, 09/01/2041	19	19
Time Warner Entertainment
8.375%, 07/15/2033	1,380	1,797
Viacom
5.250%, 04/01/2044	300	270
4.850%, 12/15/2034	841	748
4.250%, 09/01/2023	200	205
3.875%, 04/01/2024	230	229
Volkswagen Group of America Finance LLC
2.400%, 05/22/2020 (C)	844	837
Volkswagen International Finance
1.125%, 11/18/2016 (C)	2,835	2,835

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Walgreens Boots Alliance
4.800%, 11/18/2044	$1,430	$1,474
Wal-Mart Stores
4.300%, 04/22/2044	3,240	3,571
3.300%, 04/22/2024	175	188

		116,061

Consumer Staples — 2.5%
Altria Group
9.950%, 11/10/2038	290	514
9.250%, 08/06/2019	2,120	2,609
5.375%, 01/31/2044	880	1,071
4.750%, 05/05/2021	1,260	1,417
2.850%, 08/09/2022	1,690	1,740
Anheuser-Busch InBev Finance
4.900%, 02/01/2046	7,272	8,118
3.650%, 02/01/2026	15,385	16,000
3.300%, 02/01/2023	5,080	5,224
2.650%, 02/01/2021	2,738	2,786
Anheuser-Busch InBev Worldwide
7.750%, 01/15/2019	105	121
5.375%, 01/15/2020	2,360	2,643
2.500%, 07/15/2022	2,086	2,077
Bayer US Finance LLC
3.375%, 10/08/2024 (C)	200	205
Coca-Cola
3.300%, 09/01/2021	52	56
Coca-Cola Femsa
2.375%, 11/26/2018	2,020	2,043
CVS Health
5.125%, 07/20/2045	1,656	1,926
3.875%, 07/20/2025	549	590
3.500%, 07/20/2022	325	343
2.875%, 06/01/2026	880	876
CVS Pass-Through Trust
6.036%, 12/10/2028	2,022	2,252
5.926%, 01/10/2034 (C)	178	199
Diageo Capital
1.125%, 04/29/2018	150	150
Diageo Investment
2.875%, 05/11/2022	3,730	3,874
EMD Finance LLC
2.400%, 03/19/2020 (C)	3,365	3,384
ERAC USA Finance LLC
4.500%, 02/15/2045 (C)	400	406
3.300%, 12/01/2026 (C)	1,865	1,864
2.600%, 12/01/2021 (C)	1,855	1,856
Imperial Brands Finance
2.050%, 02/11/2018 (C)	790	794
Kraft Heinz Foods
6.500%, 02/09/2040	700	896
6.125%, 08/23/2018	100	110

114	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
5.375%, 02/10/2020	$847	$943
5.200%, 07/15/2045 (C)	140	157
5.000%, 07/15/2035 (C)	560	617
5.000%, 06/04/2042	100	109
4.375%, 06/01/2046 (C)	2,830	2,863
3.950%, 07/15/2025 (C)	170	181
3.500%, 06/06/2022	3,495	3,645
3.500%, 07/15/2022 (C)	1,595	1,664
3.000%, 06/01/2026 (C)	2,975	2,942
2.800%, 07/02/2020 (C)	2,575	2,643
1.600%, 06/30/2017 (C)	2,190	2,198
Kroger
7.500%, 04/01/2031	280	383
6.900%, 04/15/2038	570	755
5.400%, 07/15/2040	45	52
2.950%, 11/01/2021	1,215	1,258
Molson Coors Brewing
3.500%, 05/01/2022	220	228
Mondelez International
4.000%, 02/01/2024	4,090	4,441
Novartis Capital
4.000%, 11/20/2045	3,000	3,234
PepsiCo
7.900%, 11/01/2018	449	519
3.600%, 03/01/2024	150	163
Pernod Ricard
5.500%, 01/15/2042 (C)	1,400	1,580
4.450%, 01/15/2022 (C)	1,890	2,050
Philip Morris International
5.650%, 05/16/2018	265	288
4.250%, 11/10/2044	2,090	2,185
2.900%, 11/15/2021	1,750	1,817
2.500%, 08/22/2022	1,530	1,546
2.125%, 05/10/2023	1,390	1,366
Reynolds American
8.125%, 06/23/2019	570	673
6.150%, 09/15/2043	640	790
5.850%, 08/15/2045	3,395	4,151
5.700%, 08/15/2035	1,215	1,430
3.250%, 06/12/2020	386	402
Tyson Foods
5.150%, 08/15/2044	1,750	1,985
4.875%, 08/15/2034	24	26
3.950%, 08/15/2024	680	727
UBM
5.750%, 11/03/2020 (C)	850	907
Walgreen
5.250%, 01/15/2019	50	54
Walgreens Boots Alliance
3.450%, 06/01/2026	1,425	1,425
3.300%, 11/18/2021	2,003	2,071
2.600%, 06/01/2021	2,140	2,148

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Wm Wrigley Jr
3.375%, 10/21/2020 (C)	$1,905	$1,999
2.900%, 10/21/2019 (C)	2,843	2,929
2.400%, 10/21/2018 (C)	1,085	1,102
2.000%, 10/20/2017 (C)	550	555

		129,345

Energy — 3.3%
Anadarko Petroleum
6.600%, 03/15/2046	1,670	1,861
6.375%, 09/15/2017	307	323
5.550%, 03/15/2026	1,625	1,733
4.500%, 07/15/2044	1,000	852
Apache
6.900%, 09/15/2018	180	196
5.100%, 09/01/2040	520	519
4.250%, 01/15/2044	1,800	1,627
3.250%, 04/15/2022	56	56
Baker Hughes
7.500%, 11/15/2018	2,020	2,292
BG Energy Capital
4.000%, 10/15/2021 (C)	2,775	2,954
BP Capital Markets
3.561%, 11/01/2021	110	116
3.506%, 03/17/2025	490	507
3.245%, 05/06/2022	950	979
3.119%, 05/04/2026	400	399
3.062%, 03/17/2022	1,859	1,901
2.248%, 11/01/2016	159	160
1.674%, 02/13/2018	434	435
Canadian Natural Resources
6.450%, 06/30/2033	200	196
6.250%, 03/15/2038	655	637
3.900%, 02/01/2025	646	597
Canadian Oil Sands
6.000%, 04/01/2042 (C)	573	547
Chevron
3.191%, 06/24/2023	95	99
2.954%, 05/16/2026	4,775	4,798
2.355%, 12/05/2022	290	288
2.100%, 05/16/2021	3,920	3,920
1.961%, 03/03/2020	81	81
1.561%, 05/16/2019	2,900	2,900
CNOOC Finance 2013
3.000%, 05/09/2023	253	245
CNOOC Finance 2015 USA LLC
3.500%, 05/05/2025	2,900	2,858
Conoco Funding
6.950%, 04/15/2029	995	1,195
ConocoPhillips
5.750%, 02/01/2019	175	191
4.150%, 11/15/2034	2,118	2,044

SEI Institutional Investments Trust / Annual Report / May 31, 2016	115

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
3.350%, 05/15/2025	$100	$100
Continental Resources
5.000%, 09/15/2022	60	57
Devon Energy
6.300%, 01/15/2019	100	106
5.850%, 12/15/2025	880	917
5.600%, 07/15/2041	510	447
5.000%, 06/15/2045	1,070	906
4.750%, 05/15/2042	127	104
3.250%, 05/15/2022	670	608
Devon Financing
7.875%, 09/30/2031	520	557
Ecopetrol
5.875%, 05/28/2045	1,770	1,427
5.375%, 06/26/2026	760	708
4.125%, 01/16/2025	167	146
Enbridge Energy Partners
5.875%, 10/15/2025	1,500	1,597
Energy Transfer Partners
8.250%, 11/15/2029	4,295	4,972
6.125%, 12/15/2045	1,000	944
5.200%, 02/01/2022	4	4
5.150%, 03/15/2045	67	57
4.900%, 02/01/2024	250	239
4.750%, 01/15/2026	755	721
4.150%, 10/01/2020	620	612
3.654%, 11/01/2066 (A)	485	288
2.500%, 06/15/2018	1,190	1,174
Enterprise Products Operating LLC
6.300%, 09/15/2017	75	79
5.950%, 02/01/2041	270	300
5.100%, 02/15/2045	445	453
4.050%, 02/15/2022	14	15
1.650%, 05/07/2018	58	58
EOG Resources
4.150%, 01/15/2026	1,781	1,897
Exxon Mobil
4.114%, 03/01/2046	3,130	3,322
3.567%, 03/06/2045	1,500	1,461
3.043%, 03/01/2026	1,610	1,660
2.222%, 03/01/2021	2,275	2,306
1.708%, 03/01/2019	1,090	1,098
Florida Gas Transmission LLC
7.900%, 05/15/2019 (C)	1,850	2,078
3.875%, 07/15/2022 (C)	2,170	2,155
Gulfstream Natural Gas System LLC
5.950%, 10/15/2045 (C)	800	813
Halliburton
5.000%, 11/15/2045	780	799
3.800%, 11/15/2025	1,070	1,083
Hess
8.125%, 02/15/2019	1,020	1,133

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Kerr-McGee
6.950%, 07/01/2024	$1,665	$1,846
Kinder Morgan
6.950%, 06/01/2028	2,250	2,336
5.550%, 06/01/2045	1,025	944
5.300%, 12/01/2034	680	616
4.300%, 06/01/2025	5,330	5,221
3.050%, 12/01/2019	93	93
Kinder Morgan Energy Partners
6.500%, 04/01/2020	3,327	3,614
5.000%, 03/01/2043	50	43
Magellan Midstream Partners
5.000%, 03/01/2026	560	616
Marathon Petroleum
5.850%, 12/15/2045	605	567
5.000%, 09/15/2054	170	135
Noble Energy
5.250%, 11/15/2043	150	143
5.050%, 11/15/2044	186	177
4.150%, 12/15/2021	2,080	2,127
3.900%, 11/15/2024	1,200	1,185
Occidental Petroleum
4.625%, 06/15/2045	400	428
3.400%, 04/15/2026	100	102
3.125%, 02/15/2022	810	840
2.700%, 02/15/2023	150	149
Panhandle Eastern Pipeline
8.125%, 06/01/2019	1,161	1,252
Petrobras Global Finance
6.850%, 06/05/2115	1,290	884
6.250%, 03/17/2024	1,930	1,622
Petrobras International Finance
5.750%, 01/20/2020	1,127	1,057
5.375%, 01/27/2021	6,010	5,319
Petroleos Mexicanos
6.875%, 08/04/2026 (C)	970	1,054
6.625%, 06/15/2035	5,602	5,489
5.625%, 01/23/2046	1,145	972
4.875%, 01/18/2024	81	80
3.500%, 01/30/2023	785	714
2.460%, 12/15/2025	3,131	3,199
2.378%, 04/15/2025	1,566	1,595
Plains All American Pipeline
3.650%, 06/01/2022	100	94
Pride International
6.875%, 08/15/2020	150	133
Sabine Pass LNG
7.500%, 11/30/2016 (C)	940	961
Schlumberger Holdings
4.000%, 12/21/2025 (C)	1,773	1,849
3.000%, 12/21/2020 (C)	4,860	4,985

116	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Schlumberger Investment
3.650%, 12/01/2023	$100	$106
3.300%, 09/14/2021 (C)	317	330
Shell International Finance
6.375%, 12/15/2038	840	1,074
4.375%, 03/25/2020	70	76
4.375%, 05/11/2045	990	1,023
4.300%, 09/22/2019	500	540
4.125%, 05/11/2035	7,830	7,994
4.000%, 05/10/2046	1,265	1,231
3.400%, 08/12/2023	2,145	2,234
2.875%, 05/10/2026	1,936	1,915
1.875%, 05/10/2021	3,225	3,182
Sinopec Group Overseas Development 2012
2.750%, 05/17/2017 (C)	900	909
Sinopec Group Overseas Development 2014
4.375%, 04/10/2024 (C)	2,700	2,856
Spectra Energy Partners
4.500%, 03/15/2045	1,700	1,604
Statoil
5.250%, 04/15/2019	200	219
3.700%, 03/01/2024	1,085	1,148
Suncor Energy
3.600%, 12/01/2024	3,621	3,671
TC PipeLines
4.650%, 06/15/2021	412	400
Tennessee Gas Pipeline
8.375%, 06/15/2032	2,000	2,209
Texas Eastern Transmission
2.800%, 10/15/2022 (C)	375	354
Total Capital International
2.875%, 02/17/2022	2,515	2,573
TransCanada PipeLines
4.625%, 03/01/2034	2,405	2,471
Transcontinental Gas Pipe Line LLC
7.850%, 02/01/2026 (C)	1,380	1,655
Transocean
5.800%, 12/15/2016	360	362
3.750%, 10/15/2017	1,720	1,673
Valero Energy
4.900%, 03/15/2045	775	675
Western Gas Partners
5.450%, 04/01/2044	275	239
5.375%, 06/01/2021	429	432
Williams
8.750%, 03/15/2032	1,284	1,326
7.875%, 09/01/2021	1,334	1,407
7.750%, 06/15/2031	339	334
7.500%, 01/15/2031	9	9
Williams Partners
5.100%, 09/15/2045	195	158
4.000%, 09/15/2025	555	479

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
3.600%, 03/15/2022	$124	$109
XTO Energy
5.500%, 06/15/2018	500	542

		174,867

Financials — 11.7%
Aegon
1.740%, 07/29/2049 (A)	2,180	1,299
AIA Group MTN
4.500%, 03/16/2046 (C)	945	969
AIG Global Funding MTN
1.650%, 12/15/2017 (C)	97	97
Allstate
3.150%, 06/15/2023	1,375	1,430
American Express Credit MTN
2.375%, 03/24/2017	120	121
2.250%, 08/15/2019	3,165	3,210
1.800%, 07/31/2018	195	196
American International Group
6.250%, 03/15/2037	2,578	2,649
4.800%, 07/10/2045	200	200
4.375%, 01/15/2055	190	169
3.900%, 04/01/2026	4,955	5,025
American Tower
3.450%, 09/15/2021	1,750	1,803
3.300%, 02/15/2021	840	861
2.800%, 06/01/2020	775	783
Anadarko Finance
7.500%, 05/01/2031	240	272
Australia & New Zealand Banking Group
1.054%, 10/29/2049 (A)	1,400	751
AvalonBay Communities MTN
3.950%, 01/15/2021	1,500	1,613
Bank of America
6.875%, 11/15/2018	125	139
6.500%, 08/01/2016	4,875	4,918
6.400%, 08/28/2017	350	370
6.100%, 06/15/2017	6,825	7,157
6.000%, 09/01/2017	1,760	1,852
5.750%, 12/01/2017	235	249
5.700%, 05/02/2017	1,870	1,940
5.650%, 05/01/2018	1,040	1,112
5.625%, 10/14/2016	200	203
5.625%, 07/01/2020	180	201
5.420%, 03/15/2017	4,230	4,361
5.300%, 03/15/2017	1,995	2,056
5.000%, 05/13/2021	75	83
5.000%, 01/21/2044	3,620	4,041
4.875%, 04/01/2044	790	875
4.450%, 03/03/2026	5,087	5,246
4.200%, 08/26/2024	3,720	3,806
4.100%, 07/24/2023	305	324

SEI Institutional Investments Trust / Annual Report / May 31, 2016	117

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
4.000%, 04/01/2024	$6,110	$6,434
4.000%, 01/22/2025	1,825	1,830
3.875%, 08/01/2025	1,180	1,232
3.500%, 04/19/2026	4,815	4,886
3.300%, 01/11/2023	1,313	1,337
2.625%, 04/19/2021	6,395	6,424
2.000%, 01/11/2018	70	70
0.934%, 06/15/2017 (A)	2,710	2,700
0.914%, 06/15/2016 (A)	1,995	1,995
Bank of Montreal MTN
2.550%, 11/06/2022	200	201
2.375%, 01/25/2019	50	51
1.400%, 09/11/2017	50	50
1.148%, 07/15/2016 (A)	500	501
Bank of New York Mellon
3.650%, 02/04/2024	150	161
3.550%, 09/23/2021	144	154
3.400%, 05/15/2024	5,665	5,974
3.250%, 09/11/2024	270	282
1.969%, 06/20/2017 (D)	20	20
Bank of Nova Scotia
1.875%, 04/26/2021	1,900	1,886
1.450%, 04/25/2018	300	300
Bank of Tokyo-Mitsubishi UFJ
2.350%, 02/23/2017 (C)	295	297
Barclays Bank MTN
6.050%, 12/04/2017 (C)	850	899
5.000%, 09/22/2016	512	519
3.650%, 03/16/2025	283	274
2.250%, 05/10/2017 (C)	221	223
1.125%, 08/07/2049 (A)	380	207
BB&T MTN
2.050%, 05/10/2021	4,195	4,182
Bear Stearns
7.250%, 02/01/2018	3,670	4,000
6.400%, 10/02/2017	3,370	3,584
4.650%, 07/02/2018	3,000	3,168
Berkshire Hathaway
4.500%, 02/11/2043	2,200	2,448
3.750%, 08/15/2021	488	534
3.125%, 03/15/2026	4,980	5,152
1.550%, 02/09/2018	85	86
BNP Paribas MTN
4.375%, 09/28/2025 (C)	200	203
4.375%, 05/12/2026 (C)	1,705	1,720
2.375%, 09/14/2017	1,490	1,506
Boston Properties
3.800%, 02/01/2024	2,000	2,110
BPCE
5.150%, 07/21/2024 (C)	1,550	1,599
1.625%, 01/26/2018	300	300

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Branch Banking & Trust
5.625%, 09/15/2016	$325	$329
3.800%, 10/30/2026	250	267
Capital One Bank USA
3.375%, 02/15/2023	300	301
1.150%, 11/21/2016	2,150	2,151
Capital One Financial
4.200%, 10/29/2025	1,520	1,554
Chase Capital VI
1.262%, 08/01/2028 (A)	1,050	854
Chubb INA Holdings
4.350%, 11/03/2045	1,185	1,297
3.350%, 05/03/2026	1,956	2,050
2.300%, 11/03/2020	310	316
Citigroup
8.125%, 07/15/2039	1,307	1,979
5.850%, 08/02/2016	300	302
5.500%, 09/13/2025	1,370	1,510
5.300%, 05/06/2044	220	231
4.650%, 07/30/2045	3,340	3,557
4.600%, 03/09/2026	4,795	4,977
4.500%, 01/14/2022	50	54
4.450%, 09/29/2027	4,975	5,048
4.400%, 06/10/2025	2,040	2,091
4.300%, 11/20/2026	590	598
3.875%, 10/25/2023	151	159
3.700%, 01/12/2026	4,060	4,197
3.500%, 05/15/2023	930	938
2.500%, 09/26/2018	395	401
2.150%, 07/30/2018	164	165
1.550%, 08/14/2017	2,505	2,507
1.212%, 08/25/2036 (A)	3,239	2,151
Citigroup Capital III
7.625%, 12/01/2036	2,000	2,468
CME Group
3.000%, 09/15/2022	400	416
Commonwealth Bank of Australia
5.000%, 10/15/2019 (C)	900	986
2.850%, 05/18/2026 (C)	1,695	1,674
Compass Bank
3.875%, 04/10/2025	910	858
Cooperatieve Rabobank UA
11.000%, 12/31/2049 (A) (C)	2,043	2,500
5.750%, 12/01/2043	710	838
5.250%, 08/04/2045	630	691
4.625%, 12/01/2023	2,060	2,183
4.375%, 08/04/2025	1,330	1,385
3.875%, 02/08/2022	300	324
Credit Agricole
8.375%, 12/31/2049 (A) (C)	2,270	2,559
Credit Suisse Group Funding Guernsey
4.875%, 05/15/2045	1,340	1,341

118	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
4.550%, 04/17/2026 (C)	$2,370	$2,439
3.800%, 09/15/2022	2,770	2,794
3.450%, 04/16/2021 (C)	2,598	2,619
Credit Suisse NY MTN
6.000%, 02/15/2018	990	1,047
5.400%, 01/14/2020	130	141
3.625%, 09/09/2024	1,610	1,676
DDR
4.625%, 07/15/2022	1,820	1,938
3.375%, 05/15/2023	1,525	1,494
Deutsche Bank
1.350%, 05/30/2017	2,440	2,431
Discover Bank
4.200%, 08/08/2023	1,000	1,048
3.100%, 06/04/2020	1,000	1,018
2.000%, 02/21/2018	2,000	1,996
DNB Bank MTN
2.375%, 06/02/2021 (C)	3,455	3,465
ERP Operating
5.750%, 06/15/2017	100	104
4.625%, 12/15/2021	200	224
Farmers Exchange Capital
7.200%, 07/15/2048 (C)	1,788	2,086
Farmers Exchange Capital II
6.151%, 11/01/2053 (A) (C)	5,120	5,293
Fifth Third Bank
2.875%, 10/01/2021	200	205
First Industrial MTN
7.500%, 12/01/2017	1,765	1,901
General Electric MTN
6.875%, 01/10/2039	786	1,150
6.150%, 08/07/2037	537	730
5.875%, 01/14/2038	574	753
5.550%, 05/04/2020	269	308
5.500%, 01/08/2020	288	325
5.300%, 02/11/2021	230	264
4.650%, 10/17/2021	543	615
4.625%, 01/07/2021	328	368
4.375%, 09/16/2020	60	66
2.100%, 12/11/2019	356	364
1.106%, 08/15/2036 (A)	3,035	2,540
1.013%, 05/05/2026 (A)	1,600	1,489
Goldman Sachs Capital II
4.000%, 06/01/2043 (A)	7,061	5,225
Goldman Sachs Group
7.500%, 02/15/2019	1,520	1,732
6.750%, 10/01/2037	5,487	6,672
6.250%, 02/01/2041	2,290	2,916
6.150%, 04/01/2018	7,500	8,086
6.000%, 06/15/2020	2,795	3,172
5.750%, 10/01/2016	1,505	1,528
5.250%, 07/27/2021	9,460	10,588

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
5.150%, 05/22/2045	$880	$906
4.750%, 10/21/2045	2,172	2,327
4.250%, 10/21/2025	2,445	2,492
3.750%, 02/25/2026	1,445	1,483
3.625%, 01/22/2023	508	527
2.625%, 01/31/2019	100	102
2.625%, 04/25/2021	2,955	2,963
Guardian Life Global Funding MTN
2.000%, 04/26/2021 (C)	4,000	3,974
HBOS MTN
6.750%, 05/21/2018 (C)	5,100	5,486
HCP
3.875%, 08/15/2024	4,611	4,566
2.625%, 02/01/2020	100	100
Health Care
4.500%, 01/15/2024	183	194
Healthcare Realty Trust
5.750%, 01/15/2021	60	67
3.750%, 04/15/2023	75	74
Highwoods Properties
7.500%, 04/15/2018	1,339	1,463
Hongkong & Shanghai Banking
0.875%, 07/22/2049 (A)	195	111
HSBC Bank
4.750%, 01/19/2021 (C)	250	275
4.125%, 08/12/2020 (C)	261	279
1.500%, 05/15/2018 (C)	100	100
0.600%, 06/29/2049 (A)	1,160	657
HSBC Finance
6.676%, 01/15/2021	1,010	1,145
HSBC Holdings
5.250%, 03/14/2044	4,200	4,417
5.100%, 04/05/2021	170	187
4.300%, 03/08/2026	5,615	5,880
4.250%, 03/14/2024	1,715	1,737
4.250%, 08/18/2025	1,520	1,522
4.000%, 03/30/2022	390	410
3.900%, 05/25/2026	3,200	3,242
3.400%, 03/08/2021	3,023	3,095
ING Bank
5.800%, 09/25/2023 (C)	1,800	1,987
3.750%, 03/07/2017 (C)	457	466
International Lease Finance
6.750%, 09/01/2016 (C)	5,590	5,646
Intesa Sanpaolo MTN
5.017%, 06/26/2024 (C)	3,370	3,195
Jackson National Life Global Funding
3.050%, 04/29/2026 (C)	3,800	3,769
2.600%, 12/09/2020 (C)	2,180	2,222
John Deere Capital
2.250%, 04/17/2019	150	153
1.700%, 01/15/2020	340	339

SEI Institutional Investments Trust / Annual Report / May 31, 2016	119

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
JPMorgan Chase
6.400%, 05/15/2038	$385	$515
6.000%, 07/05/2017	3,365	3,530
6.000%, 10/01/2017	9,155	9,690
4.950%, 06/01/2045	1,510	1,618
4.500%, 01/24/2022	1,287	1,414
4.350%, 08/15/2021	510	555
4.125%, 12/15/2026	3,220	3,336
3.875%, 09/10/2024	1,800	1,844
3.625%, 05/13/2024	1,490	1,562
3.375%, 05/01/2023	1,240	1,248
3.300%, 04/01/2026	2,316	2,349
3.250%, 09/23/2022	80	82
3.200%, 06/15/2026	2,215	2,214
2.700%, 05/18/2023	2,625	2,601
2.550%, 03/01/2021	2,298	2,317
2.400%, 06/07/2021	2,215	2,211
2.250%, 01/23/2020	3,345	3,359
0.962%, 06/13/2016 (A)	4,250	4,251
JPMorgan Chase Capital XXIII
1.626%, 05/15/2047 (A)	4,697	3,479
KKR Group Finance II
5.500%, 02/01/2043 (C)	120	123
Lazard Group LLC
4.250%, 11/14/2020	1,210	1,272
3.750%, 02/13/2025	2,080	2,022
Liberty Mutual Group
4.850%, 08/01/2044 (C)	1,370	1,341
Lloyds Bank MTN
5.800%, 01/13/2020 (C)	200	224
3.500%, 05/14/2025	100	105
M&T Bank
6.875%, 12/29/2049	3,540	3,544
Macquarie Bank MTN
5.000%, 02/22/2017 (C)	150	154
1.266%, 10/27/2017 (A) (C)	2,605	2,600
Macquarie Group
6.250%, 01/14/2021 (C)	200	227
Marsh & McLennan
3.750%, 03/14/2026	1,265	1,303
Massachusetts Mutual Life Insurance
8.875%, 06/01/2039 (C)	1,650	2,418
MassMutual Global Funding II
2.500%, 10/17/2022 (C)	261	259
MetLife
7.717%, 02/15/2019	1,750	2,017
6.750%, 06/01/2016	251	251
6.400%, 12/15/2036	4,360	4,682
4.600%, 05/13/2046	580	609
4.368%, 09/15/2023	510	558
Metropolitan Life Global Funding I
3.875%, 04/11/2022 (C)	1,125	1,202

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
2.500%, 12/03/2020 (C)	$1,175	$1,193
Mid-America Apartments
4.300%, 10/15/2023	625	661
4.000%, 11/15/2025	695	721
3.750%, 06/15/2024	1,350	1,384
Morgan Stanley MTN
7.300%, 05/13/2019	1,875	2,146
6.625%, 04/01/2018	4,710	5,117
5.950%, 12/28/2017	550	586
5.750%, 10/18/2016	190	193
5.750%, 01/25/2021	545	618
5.625%, 09/23/2019	1,145	1,268
5.550%, 04/27/2017	514	534
5.500%, 07/24/2020	2,080	2,324
5.500%, 07/28/2021	200	226
5.450%, 01/09/2017	1,600	1,641
4.350%, 09/08/2026	235	242
4.100%, 05/22/2023	110	114
4.000%, 07/23/2025	6,301	6,623
3.950%, 04/23/2027	1,540	1,534
3.875%, 04/29/2024	1,250	1,314
3.750%, 02/25/2023	179	187
2.500%, 04/21/2021	5,899	5,879
1.875%, 01/05/2018	172	173
1.083%, 10/18/2016 (A)	2,500	2,502
Murray Street Investment Trust I
4.647%, 03/09/2017 (D)	2,705	2,775
National Bank of Canada
2.200%, 10/19/2016 (C)	4,350	4,370
National City Bank
5.800%, 06/07/2017	525	547
1.006%, 06/07/2017 (A)	3,000	2,994
Nationwide Financial Services
5.375%, 03/25/2021 (C)	150	165
Nationwide Mutual Insurance
2.924%, 12/15/2024 (A) (C)	4,407	4,363
Navient MTN
8.450%, 06/15/2018	530	571
New York Life Global Funding
2.150%, 06/18/2019 (C)	293	298
2.100%, 01/02/2019 (C)	1,625	1,651
1.550%, 11/02/2018 (C)	2,500	2,510
New York Life Insurance
6.750%, 11/15/2039 (C)	1,355	1,802
Nordea Bank MTN
4.875%, 05/13/2021 (C)	1,730	1,885
2.250%, 05/27/2021 (C)	4,150	4,148
Northern Trust
2.375%, 08/02/2022	300	302
Northwestern Mutual Life Insurance
6.063%, 03/30/2040 (C)	2,470	3,053

120	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Pacific Life Global Funding MTN
5.000%, 05/15/2017 (C)	$170	$175
Piedmont Operating Partnership
4.450%, 03/15/2024	125	128
PNC Bank MTN
6.875%, 04/01/2018	250	273
2.400%, 10/18/2019	2,140	2,180
2.250%, 07/02/2019	1,600	1,625
Post Apartment Homes
4.750%, 10/15/2017	70	72
Pricoa Global Funding I MTN
2.550%, 11/24/2020 (C)	2,875	2,922
1.600%, 05/29/2018 (C)	150	151
Private Export Funding
4.375%, 03/15/2019	4,660	5,052
2.125%, 07/15/2016	4,760	4,769
Protective Life Global Funding
2.700%, 11/25/2020 (C)	1,500	1,512
1.722%, 04/15/2019 (C)	2,800	2,795
Prudential Insurance of America
8.300%, 07/01/2025 (C)	250	331
Realty Income
3.250%, 10/15/2022	150	150
2.000%, 01/31/2018	115	116
Reliance Standard Life Global Funding II MTN
2.150%, 10/15/2018 (C)	2,885	2,894
Royal Bank of Canada
2.300%, 03/22/2021	2,230	2,257
1.875%, 02/05/2020	3,200	3,212
1.200%, 09/19/2017	300	299
0.875%, 06/29/2085 (A)	860	564
Royal Bank of Scotland
4.650%, 06/04/2018	2,280	2,351
Royal Bank of Scotland Group MTN
6.400%, 10/21/2019	2,950	3,298
6.100%, 06/10/2023	1,650	1,728
4.800%, 04/05/2026	1,230	1,264
Santander Holdings USA
3.450%, 08/27/2018	55	56
Santander UK Group Holdings MTN
5.625%, 09/15/2045 (C)	210	206
4.750%, 09/15/2025 (C)	1,580	1,557
SL Green Realty
7.750%, 03/15/2020	2,000	2,317
Societe Generale
1.052%, 11/29/2049 (A)	860	487
Stadshypotek
1.875%, 10/02/2019 (C)	1,910	1,915
Standard Chartered
5.700%, 03/26/2044 (C)	4,237	4,144
5.200%, 01/26/2024 (C)	410	434

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
State Street
4.956%, 03/15/2018	$2,390	$2,503
3.300%, 12/16/2024	310	326
Svenska Handelsbanken
3.125%, 07/12/2016	282	283
Synchrony Financial
4.500%, 07/23/2025	1,705	1,786
Tanger Properties
3.875%, 12/01/2023	790	809
3.750%, 12/01/2024	755	763
Teachers Insurance & Annuity Association of America
6.850%, 12/16/2039 (C)	1,740	2,261
4.900%, 09/15/2044 (C)	850	923
Toronto-Dominion Bank
2.250%, 03/15/2021 (C)	4,350	4,393
Travelers
4.600%, 08/01/2043	50	57
Trinity Acquisition
4.400%, 03/15/2026	465	476
3.500%, 09/15/2021	870	886
UBS Group Funding Jersey
4.125%, 09/24/2025 (C)	1,010	1,037
4.125%, 04/15/2026 (C)	2,070	2,123
3.000%, 04/15/2021 (C)	3,050	3,056
US Bancorp MTN
3.600%, 09/11/2024	160	169
2.950%, 07/15/2022	497	510
US Bank
2.125%, 10/28/2019	1,320	1,339
Ventas Realty
4.125%, 01/15/2026	45	47
2.700%, 04/01/2020	2,950	2,967
Visa
4.300%, 12/14/2045	810	895
Voya Financial
2.900%, 02/15/2018	350	355
Wachovia Capital Trust III
5.570%, 12/31/2049 (A)	4,442	4,411
WEA Finance LLC
4.750%, 09/17/2044 (C)	750	770
3.750%, 09/17/2024 (C)	1,370	1,396
3.250%, 10/05/2020 (C)	1,990	2,035
1.750%, 09/15/2017 (C)	2,100	2,099
Wells Fargo MTN
6.000%, 11/15/2017	3,370	3,589
5.875%, 12/31/2049 (A)	805	861
5.625%, 12/11/2017	830	882
5.606%, 01/15/2044	1,700	1,996
5.375%, 11/02/2043	220	250
4.900%, 11/17/2045	1,310	1,412
4.650%, 11/04/2044	410	425

SEI Institutional Investments Trust / Annual Report / May 31, 2016	121

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

4.600%, 04/01/2021	$500	$552
4.480%, 01/16/2024	1,392	1,506
4.300%, 07/22/2027	2,880	3,053
4.100%, 06/03/2026	359	379
3.676%, 06/15/2016 (D)	256	256
3.500%, 03/08/2022	250	265
3.450%, 02/13/2023	1,785	1,827
3.000%, 01/22/2021	3,020	3,117
3.000%, 04/22/2026	2,075	2,077
1.650%, 01/22/2018	3,635	3,656
Wells Fargo Capital X
5.950%, 12/15/2036	520	539
Welltower
5.250%, 01/15/2022	1,825	2,011
4.950%, 01/15/2021	6,340	6,906
4.700%, 09/15/2017	225	233
Westpac Banking
2.850%, 05/13/2026	970	965
2.100%, 05/13/2021	2,580	2,568
ZFS Finance USA Trust II
6.450%, 12/15/2065 (A) (C)	6,290	6,299

		615,688

Health Care — 2.2%
AbbVie
4.700%, 05/14/2045	34	35
4.500%, 05/14/2035	1,800	1,830
4.450%, 05/14/2046	1,090	1,082
4.400%, 11/06/2042	1,700	1,683
3.600%, 05/14/2025	2,435	2,507
3.200%, 05/14/2026	2,610	2,591
2.900%, 11/06/2022	350	352
2.500%, 05/14/2020	2,489	2,513
1.750%, 11/06/2017	120	120
Actavis
3.250%, 10/01/2022	112	113
Actavis Funding SCS
4.750%, 03/15/2045	4,976	4,916
4.550%, 03/15/2035	20	20
3.800%, 03/15/2025	8,211	8,327
3.450%, 03/15/2022	5,460	5,547
2.350%, 03/12/2018	1,070	1,079
Aetna
2.200%, 03/15/2019	945	955
AmerisourceBergen
3.500%, 11/15/2021	125	132
3.250%, 03/01/2025	28	29
Amgen
5.650%, 06/15/2042	3,205	3,771
5.375%, 05/15/2043	90	102
5.150%, 11/15/2041	985	1,080
4.400%, 05/01/2045	1,740	1,738

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

3.875%, 11/15/2021	$200	$215
3.625%, 05/22/2024	220	231
2.125%, 05/01/2020	84	84
Anthem
5.875%, 06/15/2017	350	366
5.100%, 01/15/2044	325	356
4.625%, 05/15/2042	219	226
3.700%, 08/15/2021	290	306
3.300%, 01/15/2023	133	135
3.125%, 05/15/2022	740	747
AstraZeneca
5.900%, 09/15/2017	100	106
3.375%, 11/16/2025	1,000	1,029
Baxalta
5.250%, 06/23/2045 (C)	1,640	1,677
4.000%, 06/23/2025 (C)	735	735
3.600%, 06/23/2022 (C)	2,920	2,946
Becton Dickinson
4.875%, 05/15/2044	95	105
4.685%, 12/15/2044	668	732
3.734%, 12/15/2024	989	1,049
2.675%, 12/15/2019	1,551	1,584
Biogen
5.200%, 09/15/2045	900	990
3.625%, 09/15/2022	815	850
Catholic Health Initiatives
4.350%, 11/01/2042	190	188
Celgene
5.000%, 08/15/2045	4,967	5,279
3.875%, 08/15/2025	1,030	1,078
3.625%, 05/15/2024	166	170
3.550%, 08/15/2022	1,035	1,076
2.875%, 08/15/2020	929	952
1.900%, 08/15/2017	175	176
Forest Laboratories
5.000%, 12/15/2021 (C)	173	190
Gilead Sciences
4.750%, 03/01/2046	1,540	1,648
4.500%, 02/01/2045	95	97
3.700%, 04/01/2024	2,660	2,825
3.650%, 03/01/2026	890	942
3.250%, 09/01/2022	1,344	1,405
GlaxoSmithKline Capital
5.650%, 05/15/2018	1,590	1,726
2.850%, 05/08/2022	410	425
Humana
7.200%, 06/15/2018	1,950	2,154
3.850%, 10/01/2024	2,530	2,631
Johnson & Johnson
4.500%, 12/05/2043	1,500	1,792
3.700%, 03/01/2046	970	1,027
3.550%, 03/01/2036	1,500	1,566

122	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Medtronic
4.625%, 03/15/2045	$860	$965
4.375%, 03/15/2035	176	191
3.625%, 03/15/2024	1,140	1,222
3.500%, 03/15/2025	700	747
3.150%, 03/15/2022	150	158
Merck
2.750%, 02/10/2025	850	867
2.350%, 02/10/2022	2,245	2,279
Mylan
5.250%, 06/15/2046 (C)	1,035	1,035
3.950%, 06/15/2026	1,715	1,702
3.150%, 06/15/2021 (C)	2,100	2,098
2.550%, 03/28/2019	1,555	1,550
1.800%, 06/24/2016	77	76
Novartis Securities Investment
5.125%, 02/10/2019	94	103
Perrigo Finance Unlimited
4.375%, 03/15/2026	1,274	1,296
3.900%, 12/15/2024	1,655	1,628
3.500%, 12/15/2021	555	561
Pfizer
6.200%, 03/15/2019	65	73
4.400%, 05/15/2044	1,590	1,767
2.750%, 06/03/2026	1,905	1,914
Teva Pharmaceutical Finance
3.650%, 11/10/2021	184	191
Thermo Fisher Scientific
3.600%, 08/15/2021	710	746
3.300%, 02/15/2022	905	928
UnitedHealth Group
6.625%, 11/15/2037	200	275
5.800%, 03/15/2036	560	708
4.625%, 07/15/2035	2,235	2,507
3.875%, 10/15/2020	870	938
3.375%, 11/15/2021	400	423
3.100%, 03/15/2026	2,225	2,279
2.875%, 12/15/2021	1,895	1,963
2.875%, 03/15/2023	150	153
2.125%, 03/15/2021	1,610	1,616
Wyeth
5.950%, 04/01/2037	320	414
Wyeth LLC
6.450%, 02/01/2024	365	459
Zimmer Biomet Holdings
2.700%, 04/01/2020	70	71

		116,241

Industrials — 1.7%
ABB Finance USA
4.375%, 05/08/2042	180	193

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Air 2 US
8.027%, 10/01/2019 (C)	$466	$494
American Airlines, Pass-Through Trust, Ser 2011-1, Cl A
5.250%, 01/31/2021	64	68
American Airlines, Pass-Through Trust, Ser 2013-2, Cl A
4.950%, 01/15/2023	4,832	5,194
AP Moeller - Maersk
3.875%, 09/28/2025 (C)	1,169	1,145
Aviation Capital Group
6.750%, 04/06/2021 (C)	1,040	1,178
BAE Systems
4.750%, 10/11/2021 (C)	3,955	4,340
Boeing
7.250%, 06/15/2025	107	144
4.875%, 02/15/2020	2,440	2,722
0.950%, 05/15/2018	40	40
Burlington Northern Santa Fe LLC
7.290%, 06/01/2036	200	277
4.900%, 04/01/2044	115	132
4.700%, 09/01/2045	1,005	1,137
4.550%, 09/01/2044	1,115	1,218
4.150%, 04/01/2045	1,140	1,188
4.100%, 06/01/2021	449	490
3.050%, 09/01/2022	300	314
Canadian Pacific Railway
6.125%, 09/15/2115	34	40
Caterpillar
7.900%, 12/15/2018	50	58
4.300%, 05/15/2044	50	52
Caterpillar Financial Services MTN
2.750%, 08/20/2021	1,915	1,986
1.250%, 11/06/2017	21	21
Continental Airlines, Pass-Through Trust, Ser 1997-4, Cl A
6.900%, 01/02/2018	31	31
Continental Airlines, Pass-Through Trust, Ser 1999-1, Cl A
6.545%, 02/02/2019	320	339
Continental Airlines, Pass-Through Trust, Ser 1999-2, Cl A
7.256%, 03/15/2020	648	695
Continental Airlines, Pass-Through Trust, Ser 2000-1, Cl A
8.048%, 11/01/2020	1,229	1,345
Continental Airlines, Pass-Through Trust, Ser 2007-1, Cl A
5.983%, 04/19/2022	2,259	2,516
CSX
7.375%, 02/01/2019	150	172
4.250%, 06/01/2021	65	71

SEI Institutional Investments Trust / Annual Report / May 31, 2016	123

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Delta Air Lines, Pass-Through Trust, Ser 2007-1, Cl A
6.821%, 08/10/2022	$1,225	$1,421
Delta Air Lines, Pass-Through Trust, Ser 2010-2, Cl A
4.950%, 05/23/2019	40	42
Eaton
7.625%, 04/01/2024	325	407
4.150%, 11/02/2042	530	545
4.000%, 11/02/2032	99	101
2.750%, 11/02/2022	2,460	2,477
1.500%, 11/02/2017	82	82
FedEx
4.550%, 04/01/2046	1,150	1,186
GE Capital International Funding Unlimited
4.418%, 11/15/2035 (C)	6,420	6,984
2.342%, 11/15/2020 (C)	1,670	1,703
General Electric
5.250%, 12/06/2017	91	97
4.500%, 03/11/2044	1,310	1,461
4.125%, 10/09/2042	91	96
ILFC E-Capital Trust II
4.490%, 12/21/2065 (A) (C)	1,200	972
Ingersoll-Rand Luxembourg Finance
2.625%, 05/01/2020	133	134
International Lease Finance
7.125%, 09/01/2018 (C)	2,675	2,922
JetBlue Airways Private Trust, Ser 2004-2, Cl G1
1.001%, 08/15/2016 (A)	609	607
L-3 Communications
4.950%, 02/15/2021	212	229
Lockheed Martin
4.700%, 05/15/2046	960	1,077
3.550%, 01/15/2026	7,939	8,429
3.350%, 09/15/2021	1,885	1,988
3.100%, 01/15/2023	110	114
2.500%, 11/23/2020	1,585	1,614
Northrop Grumman
3.850%, 04/15/2045	613	611
3.250%, 08/01/2023	7,070	7,423
Penske Truck Leasing Lp
3.375%, 02/01/2022 (C)	1,882	1,870
3.200%, 07/15/2020 (C)	1,920	1,943
3.050%, 01/09/2020 (C)	425	428
Raytheon
3.125%, 10/15/2020	720	762
Siemens Financieringsmaatschappij
2.900%, 05/27/2022 (C)	2,940	3,053
Union Pacific
4.050%, 03/01/2046	1,200	1,249

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

United Parcel Service
3.125%, 01/15/2021	$90	$96
United Technologies
9.075%, 11/15/2019	400	486
5.400%, 05/01/2035	640	772
1.800%, 06/01/2017	350	353
US Airways, Pass-Through Trust, Ser 2012-1, Cl A
5.900%, 10/01/2024	40	45
US Airways, Pass-Through Trust, Ser 2012-2, Cl A
4.625%, 06/03/2025	4,370	4,675
Valmont Industries
5.250%, 10/01/2054	920	811
Waste Management
3.900%, 03/01/2035	39	40
3.500%, 05/15/2024	650	693

		87,598

Information Technology — 1.3%
Alibaba Group Holding
3.600%, 11/28/2024	1,575	1,575
Apple
4.650%, 02/23/2046	5,325	5,846
4.375%, 05/13/2045	1,625	1,721
3.850%, 05/04/2043	1,750	1,710
3.450%, 05/06/2024	350	372
3.450%, 02/09/2045	156	142
2.250%, 02/23/2021	2,576	2,616
2.150%, 02/09/2022	90	90
0.887%, 05/03/2018 (A)	273	273
Diamond 1 Finance
6.020%, 06/15/2026 (C)	3,555	3,594
4.420%, 06/15/2021 (C)	1,860	1,897
3.480%, 06/01/2019 (C)	2,570	2,603
Fidelity National Information Services
5.000%, 10/15/2025	1,010	1,125
4.500%, 10/15/2022	755	810
3.625%, 10/15/2020	1,250	1,305
2.850%, 10/15/2018	1,810	1,840
Harris
5.054%, 04/27/2045	390	429
Hewlett Packard Enterprise
6.350%, 10/15/2045 (C)	1,745	1,670
4.900%, 10/15/2025 (C)	1,590	1,627
HP
4.650%, 12/09/2021	58	62
Intel
4.900%, 07/29/2045	110	123
3.700%, 07/29/2025	300	328
3.300%, 10/01/2021	75	80
3.100%, 07/29/2022	75	79

124	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

International Business Machines
5.700%, 09/14/2017	$210	$222
3.625%, 02/12/2024	355	385
KLA-Tencor
4.125%, 11/01/2021	2,450	2,591
Lam Research
3.900%, 06/15/2026	1,600	1,628
3.800%, 03/15/2025	150	151
2.800%, 06/15/2021	1,425	1,438
2.750%, 03/15/2020	95	96
MasterCard
3.375%, 04/01/2024	1,720	1,832
Microsoft
4.450%, 11/03/2045	1,000	1,116
4.200%, 11/03/2035	2,700	2,995
3.750%, 02/12/2045	2,195	2,193
3.500%, 02/12/2035	2,983	3,007
2.375%, 02/12/2022	50	51
2.375%, 05/01/2023	50	50
0.875%, 11/15/2017	54	54
National Semiconductor
6.600%, 06/15/2017	280	295
Oracle
5.750%, 04/15/2018	200	217
3.900%, 05/15/2035	3,995	4,067
1.200%, 10/15/2017	104	104
Total System Services
4.800%, 04/01/2026	650	686
3.800%, 04/01/2021	715	742
TSMC Global
1.625%, 04/03/2018 (C)	3,415	3,405
Visa
3.150%, 12/14/2025	4,010	4,155
2.800%, 12/14/2022	3,915	4,053
2.200%, 12/14/2020	480	488

		67,938

Materials — 0.8%
Albemarle
5.450%, 12/01/2044	905	901
Barrick Gold
6.950%, 04/01/2019	662	735
4.100%, 05/01/2023	477	483
Barrick North America Finance LLC
5.700%, 05/30/2041	190	179
4.400%, 05/30/2021	1,885	1,975
BHP Billiton Finance USA
6.750%, 10/19/2075 (A) (C)	1,610	1,668
6.500%, 04/01/2019	445	501
5.000%, 09/30/2043	1,815	1,928
3.850%, 09/30/2023	1,585	1,655
3.250%, 11/21/2021	2,850	2,944

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

2.875%, 02/24/2022	$160	$161
1.875%, 11/21/2016	400	402
0.879%, 09/30/2016 (A)	34	34
Celulosa Arauco y Constitucion
4.750%, 01/11/2022	1,050	1,110
Dow Chemical
8.550%, 05/15/2019	113	134
4.125%, 11/15/2021	219	238
3.000%, 11/15/2022	3,630	3,694
Eastman Chemical
2.700%, 01/15/2020	2,295	2,333
Ecolab
4.350%, 12/08/2021	420	466
Freeport-McMoRan
4.000%, 11/14/2021	1,280	1,110
Freeport-McMoran Oil & Gas LLC
6.875%, 02/15/2023	49	46
6.500%, 11/15/2020	227	218
Glencore Finance Canada
5.800%, 11/15/2016 (C)	390	397
2.700%, 10/25/2017 (C)	1,900	1,891
Glencore Funding LLC
2.875%, 04/16/2020 (C)	1,180	1,083
International Paper
5.150%, 05/15/2046	1,455	1,520
5.000%, 09/15/2035	2,245	2,357
LYB International Finance
4.875%, 03/15/2044	690	676
Mosaic
5.625%, 11/15/2043	400	422
OCP
4.500%, 10/22/2025 (C)	1,860	1,797
Potash Corp of Saskatchewan
4.875%, 03/30/2020	10	11
PPG Industries
6.650%, 03/15/2018	94	102
Praxair
4.050%, 03/15/2021	73	80
Rio Tinto Finance USA
7.125%, 07/15/2028	20	25
6.500%, 07/15/2018	435	475
3.750%, 09/20/2021	290	304
3.750%, 06/15/2025	2,525	2,516
Rock-Tenn
4.000%, 03/01/2023	330	339
3.500%, 03/01/2020	570	585
Southern Copper
5.250%, 11/08/2042	3,610	2,979
Stauffer Chemical
8.635%, 04/15/2018 (B) (E) (F) (G)	860	591
8.372%, 04/15/2017 (B) (E) (F) (G)	350	245

SEI Institutional Investments Trust / Annual Report / May 31, 2016	125

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Vale Overseas
6.875%, 11/21/2036	$3,323	$2,758

		44,068

Telecommunication Services — 1.7%
America Movil
5.625%, 11/15/2017	1,450	1,530
5.000%, 03/30/2020	540	594
2.375%, 09/08/2016	238	239
AT&T
6.300%, 01/15/2038	1,400	1,652
6.000%, 08/15/2040	2,220	2,513
5.800%, 02/15/2019	675	746
5.550%, 08/15/2041	360	393
5.500%, 02/01/2018	130	138
4.800%, 06/15/2044	385	384
4.750%, 05/15/2046	4,750	4,718
4.450%, 05/15/2021	440	477
4.450%, 04/01/2024	1,670	1,788
4.350%, 06/15/2045	652	614
4.125%, 02/17/2026	3,475	3,657
3.950%, 01/15/2025	2,275	2,361
3.875%, 08/15/2021	350	371
3.800%, 03/15/2022	1,210	1,262
3.600%, 02/17/2023	1,580	1,622
3.400%, 05/15/2025	12,434	12,455
3.000%, 02/15/2022	700	704
3.000%, 06/30/2022	2,891	2,896
2.800%, 02/17/2021	1,610	1,633
2.450%, 06/30/2020	64	64
1.750%, 01/15/2018	150	151
Bharti Airtel
4.375%, 06/10/2025 (C)	1,870	1,911
British Telecommunications
5.950%, 01/15/2018	1,011	1,083
Comcast Cable Holdings LLC
10.125%, 04/15/2022	190	253
Cox Communications
4.800%, 02/01/2035 (C)	840	761
Deutsche Telekom International Finance
2.250%, 03/06/2017 (C)	3,130	3,158
Grupo Televisa
5.000%, 05/13/2045	735	680
Nippon Telegraph & Telephone
1.400%, 07/18/2017	200	200
Rogers Communications
4.100%, 10/01/2023	133	145
Sky
3.750%, 09/16/2024 (C)	1,790	1,815
Sprint Capital
8.750%, 03/15/2032	390	316

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Telefonica Emisiones SAU
6.421%, 06/20/2016	$100	$100
6.221%, 07/03/2017	100	105
5.877%, 07/15/2019	180	199
5.462%, 02/16/2021	69	78
5.134%, 04/27/2020	1,160	1,273
Verizon Communications
6.550%, 09/15/2043	1,012	1,325
6.400%, 09/15/2033	2,264	2,821
5.850%, 09/15/2035	150	177
5.150%, 09/15/2023	3,620	4,152
5.050%, 03/15/2034	308	336
4.862%, 08/21/2046	5,231	5,585
4.522%, 09/15/2048	1,230	1,242
4.400%, 11/01/2034	8,075	8,190
4.272%, 01/15/2036	3,830	3,837
4.150%, 03/15/2024	880	952
2.164%, 09/15/2016 (A)	942	946
Vodafone Group
2.950%, 02/19/2023	3,245	3,211

		87,813

Utilities — 2.3%
AGL Capital
6.375%, 07/15/2016	200	201
Alabama Power
5.500%, 10/15/2017	100	105
Alabama Power Capital Trust V
3.725%, 10/01/2042 (A)	100	88
American Electric Power
1.650%, 12/15/2017	1,920	1,920
Appalachian Power
4.450%, 06/01/2045	1,600	1,678
Berkshire Hathaway Energy
6.500%, 09/15/2037	3,200	4,303
4.500%, 02/01/2045	1,500	1,636
3.750%, 11/15/2023	488	524
Boston Gas
4.487%, 02/15/2042 (C)	140	147
CenterPoint Energy Resources
6.125%, 11/01/2017	320	337
4.500%, 01/15/2021	246	260
Cleco Corporate Holdings LLC
4.973%, 05/01/2046 (C)	850	851
3.743%, 05/01/2026 (C)	1,145	1,144
Commonwealth Edison
3.700%, 03/01/2045	355	351
Consolidated Edison of New York
6.650%, 04/01/2019	650	738
5.850%, 04/01/2018	236	255
4.450%, 03/15/2044	2,475	2,729

126	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Dominion Resources
4.700%, 12/01/2044	$1,070	$1,120
3.900%, 10/01/2025	415	430
2.928%, 07/01/2019 (D)	630	631
2.500%, 12/01/2019	1,985	2,012
1.950%, 08/15/2016	56	56
Duke Energy
4.800%, 12/15/2045	655	726
3.750%, 04/15/2024	675	714
3.550%, 09/15/2021	722	761
Duke Energy Carolinas LLC
5.250%, 01/15/2018	326	347
4.250%, 12/15/2041	1,000	1,078
4.000%, 09/30/2042	1,512	1,591
3.875%, 03/15/2046	670	687
2.500%, 03/15/2023	1,275	1,290
Duke Energy Florida LLC
3.850%, 11/15/2042	1,360	1,388
Duke Energy Progress LLC
3.250%, 08/15/2025	935	984
Duquesne Light Holdings
6.400%, 09/15/2020 (C)	2,525	2,873
Electricite de France
6.000%, 01/22/2114 (C)	310	319
5.250%, 10/13/2055 (C)	1,050	1,064
Entergy Louisiana LLC
6.500%, 09/01/2018	500	554
3.050%, 06/01/2031	1,265	1,241
Exelon
5.625%, 06/15/2035	2,065	2,402
3.950%, 06/15/2025	1,840	1,931
3.400%, 04/15/2026	2,275	2,298
FirstEnergy
4.250%, 03/15/2023	2,040	2,107
2.750%, 03/15/2018	650	655
FirstEnergy, Ser C
7.375%, 11/15/2031	4,905	5,982
Florida Power & Light
4.050%, 10/01/2044	3,600	3,869
3.250%, 06/01/2024	360	383
Georgia Power
5.950%, 02/01/2039	50	63
Indiana Michigan Power
4.550%, 03/15/2046	670	715
IPALCO Enterprises
5.000%, 05/01/2018	2,380	2,487
Jersey Central Power & Light
7.350%, 02/01/2019	100	112
Kansas City Power & Light
5.300%, 10/01/2041	250	289
KCP&L Greater Missouri Operations
8.270%, 11/15/2021	2,894	3,517

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

KeySpan Gas East
5.819%, 04/01/2041 (C)	$2,500	$2,963
Majapahit Holding BV
7.750%, 01/20/2020	660	750
Metropolitan Edison
3.500%, 03/15/2023 (C)	5,050	5,134
MidAmerican Energy
4.250%, 05/01/2046	905	994
3.500%, 10/15/2024	910	976
2.400%, 03/15/2019	115	118
NiSource Finance
6.800%, 01/15/2019	3,547	3,983
5.800%, 02/01/2042	471	571
Oncor Electric Delivery
6.800%, 09/01/2018	4,135	4,595
Pacific Gas & Electric
8.250%, 10/15/2018	1,570	1,809
6.050%, 03/01/2034	630	826
5.800%, 03/01/2037	560	711
5.400%, 01/15/2040	156	191
4.450%, 04/15/2042	2,360	2,569
3.250%, 09/15/2021	35	37
2.950%, 03/01/2026	1,128	1,148
PacifiCorp
5.650%, 07/15/2018	500	546
PECO Energy
4.150%, 10/01/2044	1,985	2,161
3.150%, 10/15/2025	1,410	1,479
PPL Capital Funding
3.100%, 05/15/2026	2,485	2,461
PPL Electric Utilities
4.150%, 10/01/2045	855	908
Progress Energy
6.000%, 12/01/2039	200	247
PSEG Power LLC
2.750%, 09/15/2016	1,055	1,060
Public Service of New Hampshire
3.500%, 11/01/2023	960	1,008
Public Service of New Mexico
7.950%, 05/15/2018	3,000	3,338
Puget Energy
6.000%, 09/01/2021	2,075	2,359
Sempra Energy
2.850%, 11/15/2020	1,665	1,703
Sierra Pacific Power
2.600%, 05/01/2026 (C)	1,440	1,427
Southern
4.400%, 07/01/2046	1,240	1,262
2.150%, 09/01/2019	1,920	1,934
Southern California Edison
3.500%, 10/01/2023	1,015	1,088

SEI Institutional Investments Trust / Annual Report / May 31, 2016	127

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Southern California Gas
2.600%, 06/15/2026	$1,780	$1,777
Southern Star Central Gas Pipeline
6.000%, 06/01/2016 (C)	655	655
Southwestern Electric Power
6.450%, 01/15/2019	672	745
3.900%, 04/01/2045	825	777
Virginia Electric & Power
4.650%, 08/15/2043	1,475	1,666
3.150%, 01/15/2026	985	1,020
Virginia Electric and Power
2.950%, 01/15/2022	1,720	1,785

		122,724

Total Corporate Obligations (Cost $1,507,778) ($ Thousands)		1,562,343

U.S. TREASURY OBLIGATIONS — 26.8%
U.S. Treasury Bills (H)
0.266%, 08/11/2016	17,550	17,540
0.225%, 07/21/2016 (J)	540	540
U.S. Treasury Bonds
4.250%, 05/15/2039	230	304
3.875%, 08/15/2040	150	188
3.750%, 11/15/2043	5,520	6,843
3.000%, 11/15/2044	4,923	5,302
3.000%, 05/15/2045	60,551	65,186
3.000%, 11/15/2045	30,210	32,518
2.875%, 08/15/2045	94,224	98,946
2.750%, 08/15/2042	12,025	12,429
2.750%, 11/15/2042	90	93
2.500%, 02/15/2045 (J)	104,288	101,461
2.500%, 02/15/2046	42,487	41,304
2.500%, 05/15/2046	72,137	70,207
U.S. Treasury Inflation-Protected Securities
2.500%, 07/15/2016	10,371	10,462
2.375%, 01/15/2025	581	684
1.750%, 01/15/2028	2,580	2,959
1.375%, 02/15/2044	25,933	28,647
1.000%, 02/15/2046	1,176	1,203
0.750%, 02/15/2042	759	727
0.750%, 02/15/2045	2,134	2,037
0.625%, 01/15/2024	2,379	2,454
0.625%, 01/15/2026	20	21
0.625%, 02/15/2043	19,648	18,249
0.375%, 07/15/2023	1,535	1,564
0.375%, 07/15/2025	7,054	7,138
0.250%, 01/15/2025	10,034	10,015
0.125%, 07/15/2024	10,134	10,077
U.S. Treasury Notes
3.500%, 05/15/2020	31,880	34,658
2.750%, 11/15/2023	500	538

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

2.625%, 08/15/2020	$10,630	$11,209
2.625%, 11/15/2020	39,990	42,227
2.500%, 08/15/2023	120	127
2.375%, 08/15/2024	110	115
2.125%, 08/31/2020	8,025	8,299
2.000%, 10/31/2021	47,295	48,627
2.000%, 02/15/2025	500	508
1.875%, 08/31/2017	51,505	52,197
1.875%, 09/30/2017	13,695	13,890
1.875%, 05/31/2022	660	673
1.750%, 03/31/2022	90	91
1.625%, 06/30/2020	5,505	5,583
1.625%, 11/30/2020	25,214	25,545
1.625%, 11/15/2022	250	250
1.625%, 05/31/2023	4,993	4,971
1.625%, 02/15/2026	29,635	29,048
1.625%, 05/15/2026	10,646	10,444
1.375%, 10/31/2020	110	110
1.375%, 01/31/2021	70,315	70,375
1.375%, 05/31/2021	120,570	120,655
1.250%, 03/31/2021	4,016	3,994
1.000%, 12/15/2017	1,095	1,098
1.000%, 05/15/2018	12,414	12,441
0.875%, 08/15/2017	6,555	6,563
0.875%, 11/30/2017	8,168	8,176
0.875%, 03/31/2018	47,401	47,407
0.875%, 05/31/2018	12,162	12,162
0.875%, 04/15/2019	68,381	68,111
0.875%, 05/15/2019	61,076	60,809
0.750%, 10/31/2017	27,825	27,802
0.750%, 01/31/2018	38,323	38,262
0.750%, 02/28/2018	30,915	30,858
0.750%, 04/30/2018	14,306	14,274
0.625%, 08/31/2017	36,445	36,378
0.625%, 09/30/2017	2,960	2,953
U.S. Treasury STRIPS
2.765%, 08/15/2045 (B)	7,195	3,210
2.736%, 05/15/2045 (B)	13,375	6,013

Total U.S. Treasury Obligations (Cost $1,390,890) ($ Thousands)		1,409,749

ASSET-BACKED SECURITIES — 10.3%
Automotive — 2.1%
Ally Auto Receivables Trust, Ser 2014-1, Cl A4
1.530%, 04/15/2019	1,290	1,295
Ally Auto Receivables Trust, Ser 2015-1, Cl A3
1.390%, 09/16/2019	1,985	1,986
Ally Auto Receivables Trust, Ser 2016-1, Cl A2A
1.200%, 08/15/2018	2,685	2,685

128	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Avis Budget Rental Car Funding AESOP LLC, Ser 2012-3A, Cl A
2.100%, 03/20/2019 (C)	$1,421	$1,419
Avis Budget Rental Car Funding AESOP LLC, Ser 2013-1A, Cl A
1.920%, 09/20/2019 (C)	4,150	4,132
Avis Budget Rental Car Funding AESOP LLC, Ser 2013-2A, Cl A
2.970%, 02/20/2020 (C)	590	602
Avis Budget Rental Car Funding AESOP LLC, Ser 2014-2A, Cl A
2.500%, 02/20/2021 (C)	1,135	1,135
Avis Budget Rental Car Funding AESOP LLC, Ser 2016-1A, Cl A
2.990%, 06/20/2022 (C)	2,130	2,130
Avis Budget Rental Car Funding AESOP LLC, Ser 2016-2A, Cl A
2.720%, 11/20/2022 (C)	2,591	2,606
Bank of The West Auto Trust, Ser 2014-1, Cl A3
1.090%, 03/15/2019 (C)	1,046	1,046
California Republic Auto Receivables Trust, Ser 2014-2, Cl A4
1.570%, 12/16/2019	729	729
California Republic Auto Receivables Trust, Ser 2014-3, Cl A4
1.790%, 03/16/2020	729	733
California Republic Auto Receivables Trust, Ser 2015-1, Cl A4
1.820%, 09/15/2020	1,665	1,665
California Republic Auto Receivables Trust, Ser 2015-2, Cl A3
1.310%, 08/15/2019	795	795
California Republic Auto Receivables Trust, Ser 2015-4, Cl A4
2.580%, 06/15/2021 (C)	1,358	1,371
California Republic Auto Receivables Trust, Ser 2015-4, Cl A2
1.600%, 09/17/2018 (C)	1,009	1,011
California Republic Auto Receivables Trust, Ser 2016-1, Cl A4
2.240%, 10/15/2021	1,116	1,118
California Republic Auto Receivables Trust, Ser 2016-1, Cl A3
1.890%, 05/15/2020	2,005	2,008
Capital Auto Receivables Asset Trust, Ser 2013- 2, Cl A4
1.560%, 07/20/2018	1,281	1,281
Capital Auto Receivables Asset Trust, Ser 2013- 3, Cl A4
1.680%, 04/20/2018	714	715
Capital Auto Receivables Asset Trust, Ser 2013- 4, Cl A4
1.470%, 07/20/2018	1,265	1,266

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Capital Auto Receivables Asset Trust, Ser 2014- 1, Cl A4
1.690%, 10/22/2018	$1,629	$1,631
Capital Auto Receivables Asset Trust, Ser 2014- 2, Cl A4
1.620%, 10/22/2018	736	736
Capital Auto Receivables Asset Trust, Ser 2014- 3, Cl A4
1.830%, 04/22/2019	295	295
Capital Auto Receivables Asset Trust, Ser 2015- 1, Cl A3
1.610%, 06/20/2019	1,614	1,617
Capital Auto Receivables Asset Trust, Ser 2015- 1, Cl A4
1.860%, 10/21/2019	1,329	1,337
Capital Auto Receivables Asset Trust, Ser 2015- 2, Cl A3
1.730%, 09/20/2019	1,622	1,627
Capital Auto Receivables Asset Trust, Ser 2015- 2, Cl A4
1.970%, 01/21/2020	2,404	2,402
Capital Auto Receivables Asset Trust, Ser 2015- 2, Cl A2
1.390%, 09/20/2018	924	924
Capital Auto Receivables Asset Trust, Ser 2015- 3, Cl A3
1.940%, 01/21/2020	1,731	1,746
Capital Auto Receivables Asset Trust, Ser 2015- 3, Cl A1A
1.390%, 02/20/2018 (C)	4,064	4,062
Capital Auto Receivables Asset Trust, Ser 2015- 4, Cl A2
1.620%, 03/20/2019	1,065	1,065
Capital Auto Receivables Asset Trust, Ser 2015- 4, Cl A4
2.010%, 07/20/2020	874	869
Capital Auto Receivables Asset Trust, Ser 2015- 4, Cl A3
1.830%, 03/20/2020	2,117	2,120
Capital Auto Receivables Asset Trust, Ser 2016- 1, Cl A3
1.730%, 04/20/2020	2,120	2,114
Capital Auto Receivables Asset Trust, Ser 2016- 1, Cl A2A
1.500%, 11/20/2018	2,605	2,604
Capital Auto Receivables Asset Trust, Ser 2016- 1, Cl A4
1.980%, 10/20/2020	955	954
Chrysler Capital Auto Receivables Trust, Ser 2016-AA, Cl A3
1.770%, 10/15/2020 (C)	3,302	3,310

SEI Institutional Investments Trust / Annual Report / May 31, 2016	129

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Ford Credit Auto Owner Trust, Ser 2013-B, Cl A3
0.570%, 10/15/2017	$30	$30
Ford Credit Auto Owner Trust, Ser 2013-C, Cl A3
0.820%, 12/15/2017	56	56
Ford Credit Auto Owner Trust, Ser 2014-1, Cl A
2.260%, 11/15/2025 (C)	6,212	6,298
Ford Credit Auto Owner Trust, Ser 2014-C, Cl A3
1.060%, 05/15/2019	1,713	1,713
Ford Credit Auto Owner Trust, Ser 2015-1, Cl A
2.120%, 07/15/2026 (C)	3,465	3,490
Ford Credit Auto Owner Trust, Ser 2015-2, Cl A
2.440%, 01/15/2027 (C)	3,487	3,553
Ford Credit Auto Owner Trust, Ser 2016-1, Cl A
2.310%, 08/15/2027 (C)	5,877	5,940
Ford Credit Auto Owner Trust, Ser 2016-A, Cl A2A
1.120%, 12/15/2018	1,787	1,787
Ford Credit Auto Owner Trust, Ser 2016-B, Cl A4
1.520%, 08/15/2021	911	908
Ford Credit Floorplan Master Owner Trust, Ser 2012-2, Cl A
1.920%, 01/15/2019	2,653	2,666
Ford Credit Floorplan Master Owner Trust, Ser 2013-5, Cl A1
1.500%, 09/15/2018	830	831
Ford Credit Floorplan Master Owner Trust, Ser 2014-1, Cl A1
1.200%, 02/15/2019	767	767
Ford Credit Floorplan Master Owner Trust, Ser 2014-2, Cl A
0.935%, 02/15/2021 (A)	180	179
Ford Credit Floorplan Master Owner Trust, Ser 2014-4, Cl A1
1.400%, 08/15/2019	3,800	3,801
Ford Credit Floorplan Master Owner Trust, Ser 2015-2, Cl A2
1.003%, 01/15/2022 (A)	2,001	1,988
Harley-Davidson Motorcycle Trust, Ser 2013-1, Cl A3
0.650%, 07/16/2018	23	23
Hertz Vehicle Financing, Ser 2015-1A, Cl A
2.730%, 03/25/2021 (C)	6,137	6,148
Honda Auto Receivables Owner Trust, Ser 2016-2, Cl A2
1.130%, 09/15/2018	2,645	2,645
Hyundai Auto Receivables Trust, Ser 2013-A, Cl A4
0.750%, 09/17/2018	452	452

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Hyundai Auto Receivables Trust, Ser 2013-B, Cl A4
1.010%, 02/15/2019	$568	$568
Nissan Auto Receivables Owner Trust, Ser 2013-C, Cl A3
0.670%, 08/15/2018	66	66
Nissan Auto Receivables Owner Trust, Ser 2015-C, Cl A2A
0.870%, 11/15/2018	3,600	3,597
Santander Drive Auto Receivables Trust, Ser 2016-2, Cl A2A
1.380%, 07/15/2019	2,782	2,781

		111,428

Credit Cards — 0.4%
Capital One Multi-Asset Execution Trust, Ser 2015-A1, Cl A1
1.390%, 01/15/2021	198	198
Capital One Multi-Asset Execution Trust, Ser 2016-A1, Cl A1
0.900%, 02/15/2022 (A)	6,768	6,785
Capital One Multi-Asset Execution Trust, Ser 2016-A2, Cl A2
1.066%, 02/15/2024 (A)	3,580	3,589
Citibank Credit Card Issuance Trust, Ser 2014- A2, Cl A2
1.020%, 02/22/2019	250	250
Discover Card Execution Note Trust, Ser 2016- A2, Cl A2
0.975%, 09/15/2021 (A)	6,332	6,369
Synchrony Credit Card Master Note Trust, Ser 2016-2, Cl A
2.210%, 05/15/2024	4,698	4,711
World Financial Network Credit Card Master Trust, Ser 2014-C, Cl A
1.540%, 08/16/2021	332	333

		22,235

Mortgage Related Securities — 0.6%
Aames Mortgage Trust, Ser 2002-1, Cl A3
6.896%, 06/25/2032	42	41
Argent Securities Asset-Backed Pass-Through Certificates, Ser 2004-W5, Cl AV2
1.479%, 04/25/2034 (A)	1,113	1,008
Argent Securities Asset-Backed Pass-Through Certificates, Ser 2005-W2, Cl A1
0.706%, 10/25/2035 (A)	5,627	5,367
Asset-Backed Funding Certificates, Ser 2005- AQ1, Cl A4
5.010%, 06/25/2035	373	381
Asset-Backed Securities Home Equity Loan Trust, Ser 2003-HE7, Cl M1
1.408%, 12/15/2033 (A)	1,833	1,758

130	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Asset-Backed Securities Home Equity Loan Trust, Ser 2005-HE6, Cl M2
1.204%, 07/25/2035 (A)	$335	$333
Centex Home Equity, Ser 2003-B, Cl AF6
3.173%, 06/25/2033 (A)	21	21
Centex Home Equity, Ser 2003-B, Cl AF4
3.850%, 02/25/2032	95	95
Centex Home Equity, Ser 2005-A, Cl M1
0.926%, 01/25/2035 (A)	5,346	4,891
Centex Home Equity, Ser 2006-A, Cl AV4
0.696%, 06/25/2036 (A)	75	70
Citigroup Global Markets Mortgage Securities VII, Ser 2003-UP1, Cl A
3.950%, 04/25/2032 (C)	53	53
Contimortgage Home Equity Trust, Ser 1997-2, Cl A9
7.090%, 04/15/2028	0	—
Delta Funding Home Equity Loan Trust, Ser 1999-3, Cl A1A
1.254%, 09/15/2029 (A)	259	237
EMC Mortgage Loan Trust, Ser 2002-AA, Cl A1
1.386%, 05/25/2039 (A) (C)	248	237
GSAA Trust, Ser 2005-6, Cl A3
0.809%, 06/25/2035 (A)	1,842	1,751
JPMorgan Mortgage Acquisition, Ser 05-OPT1, Cl M1
0.889%, 06/25/2035 (A)	2,020	2,012
Master Asset-Backed Securities Trust,
Ser 2006-WMC3, Cl A4
0.599%, 08/25/2036 (A)	954	422
Morgan Stanley ABS Capital I Trust, Ser 2005-WMC3, Cl M4
1.369%, 03/25/2035 (A)	5,500	5,415
Renaissance Home Equity Loan Trust, Ser 2005-2, Cl AF3
4.499%, 08/25/2035	155	155
Saxon Asset Securities Trust, Ser 2003-1, Cl AF6
4.795%, 06/25/2033	85	85
Security National Mortgage Loan Trust, Ser 2007-1A, Cl 2A
0.783%, 04/25/2037 (A) (C)	404	346
Structured Asset Security Pass-Through Certificates, Ser 2002-AL1, Cl A2
3.450%, 02/25/2032	173	172
UCFC Home Equity Loan, Ser 1998-D, Cl MF1
6.905%, 04/15/2030	313	319
Wells Fargo Home Equity Asset-Backed Securities Trust, Ser 2004-2, Cl A33
1.439%, 10/25/2034 (A)	6,668	6,478

		31,647

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Other Asset-Backed Securities — 7.2%
Academic Loan Funding Trust, Ser 2012-1A, Cl A1
1.239%, 12/27/2022 (A) (C)	$194	$194
Academic Loan Funding Trust, Ser 2013-1A, Cl A
1.239%, 12/26/2044 (A) (C)	521	501
Access Group, Ser 2006-1, Cl A2
0.503%, 08/25/2023 (A)	718	708
Ally Master Owner Trust, Ser 2012-4, Cl A
1.720%, 07/15/2019	125	125
Ally Master Owner Trust, Ser 2012-5, Cl A
1.540%, 09/15/2019	9,187	9,198
Ally Master Owner Trust, Ser 2014-3, Cl A
1.330%, 03/15/2019	100	100
Ally Master Owner Trust, Ser 2014-4, Cl A2
1.430%, 06/17/2019	9,337	9,343
Ally Master Owner Trust, Ser 2014-5, Cl A1
0.925%, 10/15/2019 (A)	3,384	3,382
Ally Master Owner Trust, Ser 2015-2, Cl A1
1.003%, 01/15/2021 (A)	1,618	1,608
Ameriquest Mortgage Securities Asset-Backed Pass-Through Certificates, Ser 2005-R5, Cl M1
0.876%, 07/25/2035 (A)	75	75
Apidos CLO XVI, Ser 2014-16A, Cl B
3.420%, 01/19/2025 (A) (C)	500	492
Apidos CLO XVIII, Ser 2014-18A, Cl A1
2.033%, 07/22/2026 (A) (C)	1,500	1,497
Arrowpoint CLO, Ser 2014-2A, Cl A1L
2.002%, 03/12/2026 (A) (C)	1,900	1,887
Babson CLO, Ser 2014-IIA, Cl A
2.010%, 10/17/2026 (A) (C)	1,000	994
Ballyrock CLO, Ser 2014-1A, Cl A1
2.104%, 10/20/2026 (A) (C)	1,620	1,610
Bear Stearns Asset-Backed Securities Trust, Ser 2005-SD1, Cl 1A3
0.839%, 08/25/2043 (A)	1,406	1,386
Brazos Education Loan Authority, Ser 2012-1, Cl A1
1.139%, 12/26/2035 (A)	3,152	3,061
Brazos Higher Education Authority, Ser 2010-1, Cl A2
1.829%, 02/25/2035 (A)	4,835	4,662
Brazos Higher Education Authority, Ser 2011-1, Cl A2
1.429%, 02/25/2030 (A)	1,705	1,693
Brazos Higher Education Authority, Ser 2011-2, Cl A3
1.638%, 10/27/2036 (A)	3,520	3,308
Business Loan Express Business Loan Trust, Ser 2004-A, Cl A
0.876%, 02/25/2031 (A) (C)	1,084	1,032

SEI Institutional Investments Trust / Annual Report / May 31, 2016	131

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Carlyle Global Market Strategies CLO, Ser 2013-4A, Cl C
3.422%, 10/15/2025 (A) (C)	$300	$297
Carlyle Global Market Strategies Commodities Funding, Ser 2014-1A, Cl A
2.221%, 10/15/2021 (A) (C)	816	808
Cent CLO 17, Ser 2013-17A, Cl A1
1.937%, 01/30/2025 (A) (C)	500	497
CenterPoint Energy Transition Bond LLC, Ser 2008-A, Cl A1
4.192%, 02/01/2020	401	403
Chase Funding Mortgage Loan Asset-Backed Certificates, Ser 2003-6, Cl 1A5
5.199%, 11/25/2034	372	386
Chase Funding Mortgage Loan Asset-Backed Certificates, Ser 2003-6, Cl 1A7
4.277%, 11/25/2034	368	375
CIFC Funding, Ser 2014-1A, Cl B1
2.315%, 04/18/2025 (A) (C)	1,500	1,464
CIFC Funding, Ser 2014-2A, Cl A1L
2.105%, 05/24/2026 (A) (C)	1,000	996
CIT Education Loan Trust, Ser 2007-1, Cl A
0.720%, 03/25/2042 (A) (C)	2,692	2,503
Citicorp Residential Mortgage Securities, Ser 2006-2, Cl A4
5.775%, 09/25/2036	1,821	1,879
Citicorp Residential Mortgage Securities, Ser 2006-2, Cl A5
5.919%, 09/25/2036	6,465	6,431
Citicorp Residential Mortgage Securities, Ser 2007-1, Cl A5
5.770%, 03/25/2037	990	1,026
Commonbond Student Loan Trust, Ser 2015-A, Cl A
3.200%, 06/25/2032 (C)	518	519
Community Funding CLO, Ser 2015-1A, Cl A
5.750%, 11/01/2027 (C)	2,990	2,864
Conseco Financial, Ser 1997-2, Cl A6
7.240%, 06/15/2028 (A)	3	3
Conseco Financial, Ser 1998-2, Cl A5
6.240%, 12/01/2028 (A)	55	57
Consumer Credit Origination Loan Trust, Ser 2015-1, Cl A
2.820%, 03/15/2021 (C)	115	115
COOF Securitization Trust, Ser 2014-1, Cl A, IO
2.914%, 06/25/2040 (A) (C)	951	116
Countrywide Asset-Backed Certificates, Ser 2003-BC2, Cl 2A1
1.039%, 06/25/2033 (A)	115	99
Countrywide Asset-Backed Certificates, Ser 2004-6, Cl 1A1
0.979%, 12/25/2034 (A)	4,763	4,478

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Countrywide Asset-Backed Certificates, Ser 2005-11, Cl MV1
0.909%, 02/25/2036 (A)	$3,361	$3,344
Countrywide Asset-Backed Certificates, Ser 2006-15, Cl A3
5.016%, 10/25/2046 (A)	144	138
Countrywide Asset-Backed Certificates, Ser 2006-SD3, Cl A1
0.769%, 07/25/2036 (A) (C)	244	198
Countrywide Asset-Backed Certificates, Ser 2007-13, Cl 2A1
1.339%, 10/25/2047 (A)	591	505
Countrywide Asset-Backed Certificates, Ser 2007-4, Cl A4W
5.260%, 04/25/2047	3,045	2,929
Credit-Based Asset Servicing and Securitization LLC, Ser 2003-CB3, Cl AF1
3.379%, 12/25/2032	60	58
Credit-Based Asset Servicing and Securitization LLC, Ser 2006-CB2, Cl AF2
3.544%, 12/25/2036	529	359
Credit-Based Asset Servicing and Securitization LLC, Ser 2006-CB2, Cl AF4
3.544%, 12/25/2036	793	561
CWABS Revolving Home Equity Loan Trust, Ser 2004-K, Cl 2A
0.735%, 02/15/2034 (A)	246	223
CWHEQ Revolving Home Equity Loan Trust, Ser 2007-A, Cl A
0.555%, 04/15/2037 (A)	6,098	5,273
Dryden 37 Senior Loan Fund, Ser 2015-37A, Cl A
2.128%, 04/15/2027 (A) (C)	3,860	3,860
Educational Funding of the South, Ser 2011-1, Cl A2
1.288%, 04/25/2035 (A)	2,686	2,631
EFS Volunteer No. 3 LLC, Ser 2012-1, Cl A3
1.439%, 04/25/2033 (A) (C)	4,600	4,413
Equity One Mortgage Pass-Through Trust, Ser 2003-2, Cl M1
5.050%, 09/25/2033 (A)	92	92
First Franklin Mortgage Loan Trust, Ser 2005- FFH3, Cl M1
0.956%, 09/25/2035 (A)	3,453	3,440
Flatiron CLO, Ser 2013-1A, Cl B
3.383%, 01/17/2026 (A) (C)	500	482
Flatiron CLO, Ser 2014-1A, Cl A1
2.000%, 07/17/2026 (A) (C)	3,510	3,494
Ford Credit Floorplan Master Owner Trust, Ser 2012-5, Cl A
1.490%, 09/15/2019	274	275

132	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Ford Credit Floorplan Master Owner Trust, Ser 2015-1, Cl A1
1.420%, 01/15/2020	$119	$119
Ford Credit Floorplan Master Owner Trust, Ser 2016-1, Cl A2
1.335%, 02/15/2021 (A)	1,365	1,372
Galaxy XIX CLO, Ser 2015-19A, Cl A1A
2.169%, 01/24/2027 (A) (C)	1,750	1,747
Global SC Finance II SRL, Ser 2014-1A, Cl A2
3.090%, 07/17/2029 (C)	2,250	2,097
Green Tree Financial, Ser 2008-MH1, Cl A2
8.970%, 04/25/2038 (A) (C)	537	544
Green Tree Financial, Ser 2008-MH1, Cl A3
8.970%, 04/25/2038 (A) (C)	447	454
Greenpoint Manufactured Housing, Ser 2001- 2, Cl IA2
3.942%, 02/20/2032 (A)	675	594
Greenpoint Manufactured Housing, Ser 2001- 2, Cl IIA2
3.936%, 03/13/2032 (A)	1,100	968
GSAMP Trust, Ser 2006-HE2, Cl A3
0.706%, 03/25/2046 (A)	8,000	7,430
GT Loan Financing I, Ser 2013-1A, Cl A
1.904%, 10/28/2024 (A) (C)	1,250	1,241
Higher Education Funding I, Ser 2014-1, Cl A
1.679%, 05/25/2034 (A) (C)	3,405	3,304
HSI Asset Securitization Trust, Ser 2006-OPT3, Cl 3A3
0.619%, 02/25/2036 (A)	896	854
ING IM CLO, Ser 2014-1A, Cl A1
2.133%, 04/18/2026 (A) (C)	3,900	3,883
JGWPT XXX LLC, Ser 2013-3A, Cl A
4.080%, 01/17/2073 (C)	2,026	2,096
JGWPT XXXI LLC, Ser 2014-1A, Cl A
3.960%, 03/15/2063 (C)	1,031	1,063
JGWPT XXXII LLC, Ser 2014-2A, Cl A
3.610%, 01/17/2073 (C)	2,704	2,643
JGWPT XXXIII LLC, Ser 2014-3A, Cl A
3.500%, 06/15/2077 (C)	1,260	1,245
KGS-Alpha SBA COOF Trust, Ser 2012-A, Cl A, IO
0.976%, 08/25/2038 (A) (C)	4,707	129
KGS-Alpha SBA COOF Trust, Ser 2014-2, Cl A, IO
3.055%, 04/25/2040 (A) (C)	728	92
Lehman ABS Manufactured Housing Contract Trust, Ser 2001-B, Cl A4
5.270%, 04/15/2040	126	130
Long Beach Mortgage Loan Trust, Ser 2005-1, Cl M2
1.234%, 02/25/2035 (A)	4,697	4,690
Magnetite VI, Ser 2015-6A, Cl CR
3.234%, 09/15/2023 (A) (C)	1,500	1,488
Mid-State Trust, Ser 2003-11, Cl A1
4.864%, 07/15/2038	2,571	2,738

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Mid-State Trust, Ser 2004-1, Cl A
6.005%, 08/15/2037	$378	$402
Mid-State Trust, Ser 2006-1, Cl A
5.787%, 10/15/2040 (C)	4,513	4,826
Navient Private Education Loan Trust, Ser 2014-AA, Cl A2B
1.685%, 02/15/2029 (A) (C)	1,410	1,403
Navient Private Education Loan Trust, Ser 2014-CTA, Cl A
1.135%, 09/16/2024 (A) (C)	1,879	1,862
Navient Private Education Loan Trust, Ser 2015-AA, Cl A2A
2.650%, 12/15/2028 (C)	1,191	1,170
Navient Private Education Loan Trust, Ser 2015-AA, Cl A2B
1.635%, 12/15/2028 (A) (C)	548	534
Navient Private Education Loan Trust, Ser 2015-CA, Cl B
3.250%, 05/15/2040 (C)	1,035	1,007
Navient Private Education Loan Trust, Ser 2015-CA, Cl A
1.933%, 01/16/2035 (A)(C)	1,559	1,564
Navient Private Education Loan Trust, Ser 2016-AA, Cl A2A
3.910%, 12/15/2045 (C)	2,418	2,429
Navient Private Education Loan Trust, Ser 2016-AA, Cl A1
1.533%, 12/15/2025 (A) (C)	1,674	1,674
Navient Private Education Loan Trust, Ser 2016-AA, Cl A2B
2.583%, 12/15/2045 (A)(C)	1,889	1,860
Navient Student Loan Trust, Ser 2014-1, Cl A3
0.949%, 06/25/2031 (A)	5,330	5,107
Navient Student Loan Trust, Ser 2014-2, Cl A
1.079%, 03/25/2083 (A)	6,133	5,835
Navient Student Loan Trust, Ser 2014-3, Cl A
1.059%, 03/25/2083 (A)	6,165	5,825
Navient Student Loan Trust, Ser 2014-4, Cl A
1.059%, 03/25/2083 (A)	4,354	4,112
Navient Student Loan Trust, Ser 2014-8, Cl A3
1.046%, 05/27/2031 (A)	300	283
Navient Student Loan Trust, Ser 2014-8, Cl B
1.939%, 07/26/2049 (A)	134	118
Navient Student Loan Trust, Ser 2014-8, Cl A2
0.879%, 04/25/2023 (A)	1,162	1,150
Nelnet Student Loan Trust, Ser 2004-3, Cl A5
0.818%, 10/27/2036 (A)	1,999	1,906
Nelnet Student Loan Trust, Ser 2004-4, Cl A5
0.798%, 01/25/2037 (A)	1,712	1,635
Nelnet Student Loan Trust, Ser 2005-1, Cl A5
0.748%, 10/25/2033 (A)	2,231	2,085
Nelnet Student Loan Trust, Ser 2005-2, Cl A5
0.724%, 03/23/2037 (A)	1,848	1,735

SEI Institutional Investments Trust / Annual Report / May 31, 2016	133

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Nelnet Student Loan Trust, Ser 2005-3, Cl A5
0.744%, 12/24/2035 (A)	$6,032	$5,672
Nelnet Student Loan Trust, Ser 2005-4, Cl A4
0.804%, 03/22/2032 (A)	742	655
Nelnet Student Loan Trust, Ser 2010-4A, Cl A
1.239%, 04/25/2046 (A) (C)	747	740
Nelnet Student Loan Trust, Ser 2014-4A, Cl A2
1.389%, 11/25/2043 (A) (C)	3,735	3,359
Nelnet Student Loan Trust, Ser 2015-2A, Cl A2
1.046%, 09/25/2042 (A) (C)	6,575	6,198
OHA Loan Funding, Ser 2014-1A, Cl A1
2.164%, 10/20/2026 (A) (C)	1,500	1,500
OZLM VII, Ser 2014-7A, Cl A1A
2.053%, 07/17/2026 (A) (C)	2,000	1,983
OZLM VIII, Ser 2014-8A, Cl A1A
2.060%, 10/17/2026 (A) (C)	2,000	1,987
Park Place Securities Asset-Backed Pass- Through Certificates, Ser 2004-WCW1, Cl M2
1.459%, 09/25/2034 (A)	132	132
Park Place Securities Asset-Backed Pass- Through Certificates, Ser 2005-WCH1, Cl M2
1.219%, 01/25/2036 (A)	1,201	1,195
Park Place Securities Asset-Backed Pass- Through Certificates, Ser 2005-WCW2, Cl M1
0.939%, 07/25/2035 (A)	7,063	6,983
RAMP Trust, Ser 2002-RS4, Cl AI5
6.163%, 08/25/2032	3	3
RAMP Trust, Ser 2003-RS10, Cl AI6
5.801%, 11/25/2033	415	439
RAMP Trust, Ser 2003-RS11, Cl AI6A
5.965%, 12/25/2033	381	410
RAMP Trust, Ser 2006-RZ1, Cl A3
0.739%, 03/25/2036 (A)	324	321
RAMP Trust, Ser 2006-RZ3, Cl A2
0.606%, 08/25/2036 (A)	1,418	1,408
RSB BondCo LLC, Ser 2007-A, Cl A3
5.820%, 06/28/2019	1,681	1,726
Saranac CLO II, Ser 2014-2A, Cl B
2.686%, 02/20/2025 (A) (C)	1,750	1,694
SBA Small Business Investment, Ser 2015-10A, Cl 1
2.517%, 03/10/2025	654	668
Shackleton CLO, Ser 2013-4A, Cl B1
2.622%, 01/13/2025 (A) (C)	1,450	1,424
SLC Student Loan Trust, Ser 2007-2, Cl A2
0.762%, 05/15/2028 (A)	689	680
SLM Private Education Loan Trust, Ser 2012-B, Cl A2
3.480%, 10/15/2030 (C)	917	933

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

SLM Private Education Loan Trust, Ser 2012-D, Cl A2
2.950%, 02/15/2046 (C)	$3,042	$3,063
SLM Private Education Loan Trust, Ser 2013-A, Cl A2B
1.483%, 05/17/2027 (A)(C)	1,342	1,342
SLM Private Education Loan Trust, Ser 2013-B, Cl A2A
1.850%, 06/17/2030 (C)	2,622	2,601
SLM Private Education Loan Trust, Ser 2013-B, Cl A1
1.083%, 07/15/2022 (A)(C)	668	668
SLM Private Education Loan Trust, Ser 2013-C, Cl A2A
2.940%, 10/15/2031 (C)	669	683
SLM Private Education Loan Trust, Ser 2014-A, Cl A2A
2.590%, 01/15/2026 (C)	1,128	1,132
SLM Private Education Loan Trust, Ser 2014-A, Cl A1
1.034%, 07/15/2022 (A) (C)	1,222	1,222
SLM Student Loan Trust, Ser 2003-12, Cl B
1.224%, 03/15/2038 (A)	1,590	1,279
SLM Student Loan Trust, Ser 2003-4, Cl A5D
1.384%, 03/15/2033 (A) (C)	1,669	1,585
SLM Student Loan Trust, Ser 2004-10, Cl A6A
1.188%, 04/27/2026 (A) (C)	3,200	3,169
SLM Student Loan Trust, Ser 2004-3, Cl A5
0.808%, 07/25/2023 (A)	2,144	2,095
SLM Student Loan Trust, Ser 2004-8, Cl B
1.098%, 01/25/2040 (A)	421	363
SLM Student Loan Trust, Ser 2004-8A, Cl A5
1.138%, 04/25/2024 (A) (C)	4,539	4,503
SLM Student Loan Trust, Ser 2005-5, Cl A3
0.738%, 04/25/2025 (A)	199	198
SLM Student Loan Trust, Ser 2005-5, Cl A4
0.778%, 10/25/2028 (A)	2,900	2,731
SLM Student Loan Trust, Ser 2005-6, Cl A6
0.778%, 10/27/2031 (A)	4,167	3,894
SLM Student Loan Trust, Ser 2005-6, Cl A5B
1.838%, 07/27/2026 (A)	789	793
SLM Student Loan Trust, Ser 2005-7, Cl A4
0.788%, 10/25/2029 (A)	1,657	1,569
SLM Student Loan Trust, Ser 2005-9, Cl A5
0.758%, 01/27/2025 (A)	450	449
SLM Student Loan Trust, Ser 2006-2, Cl A6
0.808%, 01/25/2041 (A)	4,250	3,827
SLM Student Loan Trust, Ser 2006-3, Cl A5
0.738%, 01/25/2021 (A)	2,551	2,428
SLM Student Loan Trust, Ser 2006-8, Cl A6
0.798%, 01/25/2041 (A)	4,250	3,662
SLM Student Loan Trust, Ser 2007-2, Cl A4
0.698%, 07/25/2022 (A)	2,920	2,723

134	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

SLM Student Loan Trust, Ser 2007-2, Cl B
0.808%, 07/25/2025 (A)	$934	$740
SLM Student Loan Trust, Ser 2007-2, Cl A3
0.678%, 01/25/2019 (A)	3,171	3,118
SLM Student Loan Trust, Ser 2007-3, Cl A3
0.678%, 04/25/2019 (A)	3,355	3,323
SLM Student Loan Trust, Ser 2007-5, Cl A5
0.718%, 01/25/2024 (A)	896	887
SLM Student Loan Trust, Ser 2007-6, Cl B
1.488%, 04/27/2043 (A)	943	803
SLM Student Loan Trust, Ser 2008-2, Cl B
1.838%, 01/25/2083 (A)	1,155	996
SLM Student Loan Trust, Ser 2008-3, Cl B
1.838%, 04/26/2083 (A)	1,155	980
SLM Student Loan Trust, Ser 2008-4, Cl B
2.488%, 04/25/2029 (A)	1,155	1,039
SLM Student Loan Trust, Ser 2008-5, Cl A4
2.338%, 07/25/2023 (A)	2,887	2,900
SLM Student Loan Trust, Ser 2008-5, Cl B
2.488%, 07/25/2029 (A)	1,155	1,042
SLM Student Loan Trust, Ser 2008-6, Cl B
2.488%, 07/26/2083 (A)	1,155	1,084
SLM Student Loan Trust, Ser 2008-7, Cl B
2.488%, 07/26/2083 (A)	1,155	1,015
SLM Student Loan Trust, Ser 2008-8, Cl B
2.888%, 10/25/2029 (A)	1,155	1,108
SLM Student Loan Trust, Ser 2008-9, Cl A
2.138%, 04/25/2023 (A)	5,301	5,275
SLM Student Loan Trust, Ser 2008-9, Cl B
2.888%, 10/25/2083 (A)	1,155	1,100
SLM Student Loan Trust, Ser 2010-1, Cl A
0.846%, 03/25/2025 (A)	270	262
SLM Student Loan Trust, Ser 2011-2, Cl A2
1.639%, 10/25/2034 (A)	495	479
SLM Student Loan Trust, Ser 2012-6, Cl A3
1.189%, 05/26/2026 (A)	1,094	1,061
SLM Student Loan Trust, Ser 2012-6, Cl B
1.446%, 04/27/2043 (A)	1,862	1,662
SLM Student Loan Trust, Ser 2012-C, Cl A1
1.536%, 08/15/2023 (A) (C)	290	290
SLM Student Loan Trust, Ser 2012-E, Cl A2B
2.183%, 06/15/2045 (A) (C)	1,009	1,017
SLM Student Loan Trust, Ser 2012-E, Cl A1
1.183%, 10/16/2023 (A) (C)	384	384
SLM Student Loan Trust, Ser 2013-1, Cl B
2.246%, 11/25/2043 (A)	487	440
SLM Student Loan Trust, Ser 2013-3, Cl B
1.946%, 09/25/2043 (A)	768	697
SLM Student Loan Trust, Ser 2013-4, Cl A
0.989%, 06/25/2027 (A)	2,235	2,142
SLM Student Loan Trust, Ser 2013-6, Cl A3
1.089%, 06/25/2055 (A)	2,974	2,893

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

SLM Student Loan Trust, Ser 2013-A, Cl A2A
1.770%, 05/17/2027 (C)	$621	$616
SLM Student Loan Trust, Ser 2013-M1, Cl M1
3.500%, 10/28/2029 (C)	2,750	2,700
SLM Student Loan Trust, Ser 2014-2, Cl A3
1.036%, 03/25/2055 (A)	9,222	8,961
SMB Private Education Loan Trust, Ser 2015-A, Cl A2A
2.490%, 06/15/2027 (C)	2,370	2,318
SMB Private Education Loan Trust, Ser 2015-A, Cl A2B
1.433%, 06/15/2027 (A) (C)	2,190	2,103
SMB Private Education Loan Trust, Ser 2015-A, Cl A1
1.033%, 07/17/2023 (A) (C)	409	408
SMB Private Education Loan Trust, Ser 2015-B, Cl A2A
2.980%, 07/15/2027 (C)	3,367	3,433
SMB Private Education Loan Trust, Ser 2015-B, Cl A2B
1.633%, 07/15/2027 (A) (C)	2,233	2,212
SMB Private Education Loan Trust, Ser 2015-C, Cl A2A
2.750%, 07/15/2027 (C)	2,823	2,823
SMB Private Education Loan Trust, Ser 2015-C, Cl A1
1.333%, 07/15/2022 (A) (C)	1,613	1,615
SMB Private Education Loan Trust, Ser 2015-C, Cl A2B
1.833%, 07/15/2027 (A) (C)	954	950
SMB Private Education Loan Trust, Ser 2016-A, Cl A2A
2.700%, 05/15/2031 (C)	3,903	3,904
SMB Private Education Loan Trust, Ser 2016-A, Cl A2B
1.936%, 05/15/2031 (A) (C)	2,981	2,981
SMB Private Education Loan Trust, Ser 2016-A, Cl A1
1.136%, 05/15/2023 (A) (C)	2,054	2,054
Structured Asset Investment Loan Trust, Ser 2004-8, Cl A2
0.989%, 09/25/2034 (A)	3,364	3,217
Structured Asset Securities Mortgage Loan Trust, Ser 2005-WF2, Cl A3
1.039%, 05/25/2035 (A)	5,828	5,827
Symphony CLO XVII, Ser 2016-17A, Cl A1
2.222%, 04/15/2028 (A) (C)	1,250	1,245
Trade MAPS 1, Ser 2013-1A, Cl A
1.138%, 12/10/2018 (A) (C)	3,109	3,096
Truman Capital Mortgage Loan Trust, Ser 2014- NPL2, Cl A2
4.250%, 06/25/2054 (C)	79	79

SEI Institutional Investments Trust / Annual Report / May 31, 2016	135

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

May 31, 2016

Description	Face Amount ($ Thousands)		Market Value ($ Thousands)

U.S. Small Business Administration, Ser 2013-20L, Cl 1
3.380%, 12/01/2033		$1,068	$1,135
Venture XV CLO, Ser 2013-15A, Cl B1
2.672%, 07/15/2025 (A)(C)		800	795
Venture XVI CLO, Ser 2014-16A, Cl A1L
2.122%, 04/15/2026 (A)(C)		4,020	3,999
Voya CLO, Ser 2014-2A, Cl A1
2.083%, 07/17/2026 (A)(C)		500	498
Zais CLO 2, Ser 2014-2A, Cl A1B
3.570%, 07/25/2026 (C)		3,000	2,998
Ziggurat CLO, Ser 2014-1A, Cl B1
2.733%, 10/17/2026 (A)(C)		1,000	965

			377,648

Total Asset-Backed Securities (Cost $543,985) ($ Thousands)			542,958

SOVEREIGN DEBT(C) — 3.0%
Abu Dhabi Government International Bond
3.125%, 05/03/2026 (B)(C)		2,925	2,933
2.125%, 05/03/2021 (B)(C)		2,890	2,850
China Government Bond
3.390%, 05/21/2025	CNY	5,000	743
3.380%, 11/21/2024		3,000	446
3.310%, 11/30/2025		23,000	3,350
FMS Wertmanagement AoeR
1.000%, 11/21/2017		$1,660	1,658
Hashemite Kingdom of Jordan Government AID Bond
2.578%, 06/30/2022		2,176	2,279
Israel Government AID Bond
5.500%, 09/18/2033		1,000	1,361
3.630%, 11/01/2024 (B)		1,000	816
3.098%, 02/15/2025 (B)		1,000	808
3.058%, 08/15/2025 (B)		1,000	794
Israel Government International Bond
4.500%, 01/30/2043		955	1,025
2.875%, 03/16/2026		925	929
Japan Finance Organization for Municipalities
4.000%, 01/13/2021		3,600	3,915
Japan Treasury Discount Bill
0.000%, 06/10/2016 (B)	JPY	940,000	8,476
0.000%, 06/27/2016 (B)		850,000	7,666
0.000%, 07/19/2016 (B)		820,000	7,395
0.000%, 07/25/2016 (B)		830,000	7,486
0.000%, 08/01/2016 (B)		840,000	7,577
0.000%, 08/08/2016 (B)		830,000	7,487
Province of Ontario Canada
1.625%, 01/18/2019		$2,250	2,263

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Province of Quebec Canada
2.625%, 02/13/2023	$5,600	$5,767
2.500%, 04/20/2026	1,605	1,604
Qatar Government International Bond
4.625%, 06/02/2046 (C)	660	663
3.250%, 06/02/2026 (C)	2,710	2,670
2.375%, 06/02/2021 (C)	2,765	2,731
Republic of Colombia
5.625%, 02/26/2044	6,830	6,762
5.000%, 06/15/2045	200	185
Republic of Indonesia MTN
5.875%, 03/13/2020	190	210
5.875%, 01/15/2024 (C)	1,264	1,429
4.875%, 05/05/2021	500	535
3.750%, 04/25/2022 (C)	360	366
3.750%, 04/25/2022	500	507
Republic of Paraguay
6.100%, 08/11/2044 (C)	500	510
5.000%, 04/15/2026 (C)	1,425	1,464
Republic of Peru
6.550%, 03/14/2037	300	377
5.625%, 11/18/2050	2,460	2,798
Republic of Poland
5.000%, 03/23/2022	380	425
4.000%, 01/22/2024	7,630	8,156
Republic of Slovenia
5.850%, 05/10/2023 (C)	1,560	1,798
5.500%, 10/26/2022 (C)	996	1,127
5.250%, 02/18/2024 (C)	3,600	4,046
Republic of Turkey
5.625%, 03/30/2021	562	600
Russian Foreign Bond - Eurobond
7.500%, 03/31/2030	2,953	3,599
4.500%, 04/04/2022	2,400	2,493
United Mexican States MTN
6.050%, 01/11/2040	394	463
5.750%, 10/12/2110	1,857	1,866
5.550%, 01/21/2045	20,210	22,484
4.750%, 03/08/2044	726	720
4.125%, 01/21/2026	3,787	3,948
4.000%, 10/02/2023	84	88
3.600%, 01/30/2025	3,190	3,218

Total Sovereign Debt (Cost $150,485) ($ Thousands)		155,866

U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.3%
FHLB
5.625%, 06/13/2016	740	741
1.875%, 03/13/2020	75	77
1.250%, 06/28/2030 (D)	7,510	7,507

136	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

0.875%, 05/24/2017	$100	$100
FHLB DN (H)
0.350%, 07/07/2016	31,050	31,040
0.340%, 08/12/2016	26,480	26,458
FICO STRIPS, PO
1.386%, 11/02/2018 (B)	9,315	9,087
1.315%, 05/11/2018 (B)	3,620	3,550
1.302%, 04/06/2018 (B)	2,920	2,867
FNMA
1.750%, 06/08/2018 to 08/17/2018	1,375	1,376
1.486%, 10/09/2019 (B)	13,505	12,823
1.250%, 01/30/2017	200	201
1.125%, 04/27/2017	150	150
0.875%, 05/21/2018	250	250
FNMA DN (H)
0.441%, 10/17/2016	10,910	10,892
Residual Funding Principal STRIPS
1.996%, 10/15/2020 (B)	4,950	4,624
Tennessee Valley Authority
4.250%, 09/15/2065	1,904	2,034
3.875%, 02/15/2021	3,090	3,414
2.875%, 09/15/2024	3,748	3,964
Tennessee Valley Authority Principal STRIPS, PO
0.000%, 11/01/2025 (B)	1,000	782

Total U.S. Government Agency Obligations (Cost $118,528) ($ Thousands)		121,937

MUNICIPAL BONDS — 0.5%
California — 0.1%
California State, Build America Project, GO
7.600%, 11/01/2040	1,405	2,195
6.650%, 03/01/2022	70	86
Los Angeles, Community College District, Build America Project, GO
6.750%, 08/01/2049	1,545	2,376

		4,657

Minnesota — 0.0%
Northstars Education Finance Authority, Ser 2007-1, Cl A2, RB
1.371%, 01/29/2046 (A)	50	47

Nevada — 0.1%
County of Clark, Airport System Revenue, Ser C-BUILD, RB
6.820%, 07/01/2045	2,175	3,266

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

New Jersey — 0.0%
New Jersey State, Turnpike Authority, Build America Project, RB
7.102%, 01/01/2041	$1,759	$2,597

New York — 0.2%
City of New York, Build America Project, GO Callable 12/01/2020 @ 100
6.646%, 12/01/2031	2,000	2,352
City of New York, Build America Project, GO
5.047%, 10/01/2024	4,000	4,677
New York City, Municipal Water Finance Authority, Build America Project, RB
5.440%, 06/15/2043	1,000	1,308
Port Authority of New York & New Jersey, RB
4.458%, 10/01/2062	1,805	1,984

		10,321

Ohio — 0.0%
Ohio State University, Build America Project, Ser A, RB
4.800%, 06/01/2111	639	690

Texas — 0.1%
Brazos, Higher Education Authority, Ser 2006- 2, Cl A9, RB
0.640%, 12/26/2024 (A)	1,155	1,080
North Texas, Tollway Authority, Build America Project, RB
6.718%, 01/01/2049	1,574	2,329

		3,409

Virginia — 0.0%
Virginia State, Housing Development Authority, Ser C, RB
6.000%, 06/25/2034	205	214

Total Municipal Bonds (Cost $21,058) ($ Thousands)		25,201

	Shares

CASH EQUIVALENT — 1.3%
SEI Daily Income Trust, Prime Obligation Fund, Cl A
0.270% **†	69,172,133	69,172

Total Cash Equivalent (Cost $69,172) ($ Thousands)		69,172

Total Investments — 103.6% (Cost $5,347,501) ($ Thousands)		$5,452,075

SEI Institutional Investments Trust / Annual Report / May 31, 2016	137

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

May 31, 2016

Description	Contracts	Market Value ($ Thousands)

PURCHASED OPTIONS (I) — 0.0%
June 2016, U.S. 10 Year Future Option Call, Expires 06/18/2016, Strike Price $164.00*	25	$11
June 2016, U.S. 10 Year Future Option Call, Expires 06/18/2016, Strike Price $130.00*	300	56
June 2016, U.S. 10 Year Future Option Put, Expires 06/18/2016, Strike Price $120.00*	507	186
June 2016, U.S. 10 Year Future Option Put, Expires 06/18/2016, Strike Price $160.00*	25	1
June 2016, U.S. 10 Year Future Option Put, Expires 06/18/2016, Strike Price $128.75*	300	14

Total Purchased Options (Cost $454) ($ Thousands)		268

WRITTEN OPTIONS (I) — 0.0%
June 2016, U.S. 10 Year Future Option Call, Expires 06/18/2016 Strike Price $132.50*	(49)	(3)
June 2016, U.S. 10 Year Future Option Call, Expires 06/18/2016 Strike Price $131.50*	(136)	(19)
June 2016, U.S. 10 Year Future Option Put, Expires 06/18/2016 Strike Price $127.00*	(136)	(7)

Total Written Options (Premiums Received $100) ($ Thousands)		(29)

A list of the open futures contracts held by the Fund at May 31, 2016, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
90-Day Euro$	(113)	Mar-2018	$(3)
90-Day Euro$	(272)	Jun-2016	(23)
90-Day Euro$	(345)	Dec-2017	(123)
90-Day Euro$	310	Mar-2017	135
90-Day Euro$	(2,022)	Dec-2016	226
Euro	(40)	Jun-2016	(47)
Euro-Bobl	(38)	Jun-2016	(1)
Euro-Bund Index	(165)	Jun-2016	(165)
U.S. 10-Year Treasury Note	1,199	Sep-2016	72
U.S. 2-Year Treasury Note	223	Sep-2016	6
U.S. 2-Year Treasury Note	(25)	Sep-2016	(2)
U.S. 5-Year Treasury Note	2,443	Sep-2016	252
U.S. Long Treasury Bond	(1,513)	Sep-2016	(521)
U.S. Ultra Long Treasury Bond	458	Sep-2016	184
U.S. Ultra Long Treasury Bond	(526)	Sep-2016	(345)
Ultra 10-Year U.S. Treasury Bond	(44)	Sep-2016	(30)

			$(385)

For the year ended May 31, 2016, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

A list of the open forward foreign currency contracts held by the Fund at May 31, 2016, is as follows:

Settlement Date	Currency to Deliver (Thousands)		Currency To Receive (Thousands)		Unrealized Appreciation (Depreciation) ($ Thousands)
06/10/16-08/08/16	JPY	8,152,996	USD	73,275	$(361)
07/05/16	USD	7,658	JPY	830,000	(164)
07/14/16-07/14/16	CNH	30,890	USD	4,743	60
07/14/16-08/12/16	EUR	31,316	USD	35,836	908
08/12/16	USD	1,858	EUR	1,618	(52)

					$391

A list of the counterparties for the outstanding forward foreign currency contracts held by the Fund at May 31, 2016, is as follows:

Counterparty	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
Bank of America	$(9,865)	$9,863	$(2)
Barclays PLC	(33,558)	33,020	(538)
Citigroup	(39,080)	39,679	599
JPMorgan Chase Bank	(37,654)	37,913	259
UBS	(2,607)	2,680	73

			$391

For the year ended May 31, 2016 the total amount of all open forward foreign currency contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

138	SEI Institutional Investments Trust / Annual Report / May 31, 2016

A list of the open OTC swap agreements held by the Fund at May 31, 2016 is as follows:

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Termination Date	Notional Amount ($ Thousands)	Net Unrealized (Depreciation) ($ Thousands)
Citigroup	2.71%	3 Month USD - LIBOR	08/15/42	$8,210	$(1,094)

					$(1,094)

Credit Default Swaps
Counterparty	Reference Entity/ Obligation	Buy/Sell Protection	(Pays)/Receives Rate	Termination Date	Notional Amount ($ Thousands)	Net Unrealized Appreciation Depreciation ($ Thousands)
Deutsche Bank	Berkshire Hathaway Inc.	SELL	1.00%	03/20/24	$(2,660)	$(1)
Deutsche Bank	Brazil CDS	SELL	1.00%	12/20/20	(1,079)	153
Goldman Sachs	Metlife Inc.	SELL	1.00%	06/20/21	(1,660)	(23)
Goldman Sachs	Metlife Inc.	SELL	1.00%	06/20/21	(1,900)	(25)

						$104

A list of the open centrally cleared swap agreements held by the Fund at May 31, 2016 is as follows:

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Termination Date	Notional Amount ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Citigroup	3.68%	REC 3 Month USD LIBOR	11/15/43	$5,080	(1,689)
UBS	2.76%	REC 3-Month USD LIBOR	02/15/41	14,124	(1,784)
UBS	1.90%	REC 3-Month USD LIBOR	11/30/22	69,440	(1,892)
UBS	1.90%	REC 3-Month USD LIBOR	08/31/22	45,600	(1,253)
UBS	0.55%	1-DAY FED FUNDS	07/27/16	403,910	(51)

					(6,669)

For the year ended May 31, 2016, the total amount of open swap agreements, as presented in the tables above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $5,264,859 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of May 31, 2016.

†	Investment in Affiliated Security (see Note 6).

(A)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of May 31, 2016.

(B)	Zero coupon security. The rate shown on the Schedule of Investments represents the security’s effective yield at the time of purchase.

(C)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2016, the value of these securities amounted to $614,195 ($ Thousands), representing 11.7% of the net assets of the Fund.

(D)	Step Bonds – The rate reflected on the Schedule of Investments is the effective yield on May 31, 2016. The coupon on a step bond changes on a specified date.

(E)	Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of May 31, 2016 was $836 ($ Thousands) and represented 0.0% of Net Assets.

(F)	Securities considered illiquid. The total value of such securities as of May 31, 2016 was $836 ($ Thousands) and represented 0.0% of Net Assets.

(G)	Securities considered restricted. The total market value of such securities as of May 31, 2016 was $836 ($ Thousands) and represented 0.0% of Net Assets.

(H)	The rate reported is the effective yield at time of purchase.

(I)	For the year ended May 31, 2016, the total amount of open purchased options and written options, as presented in the Schedule of Investments, are representative of the volume of activity for these derivative types during the year.

(J)	Security, or portion thereof, has been pledged as collateral on open futures contracts

ABS — Asset-Based Security

AID — Agency for International Development

ARM — Adjustable Rate Mortgage

Cl — Class

CLO — Collateralized Loan Obligation

CMO — Collateralized Mortgage Obligation

CNY — Chinese Yuen

CNH — Chinese Offshore Yen

EUR — Euro

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FICO — Financing Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

GO — General Obligation

IO — Interest Only — face amount represents notional amount

JPY — Japanese Yen

LIBOR — London Interbank Offered Rate

LLC — Limited Liability Company

MTN — Medium Term Note

NCUA — National Credit Union Association

PLC — Public Limited Company

PO — Principal Only

SEI Institutional Investments Trust / Annual Report / May 31, 2016	139

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Concluded)

May 31, 2016

RB — Revenue Bond

REMIC — Real Estate Mortgage Investment Conduit

Ser — Series

STRIPS — Separately Traded Registered Interest and Principal Securities

TBA — To Be Announced

USD — United States Dollar

The following is a list of the level of inputs used as of May 31, 2016, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Mortgage-Backed Securities	$—	$1,564,849	$—	$1,564,849
Corporate Obligations	—	1,561,507	836	1,562,343
U.S. Treasury Obligations	—	1,409,749	—	1,409,749
Asset-Backed Securities	—	542,958	—	542,958
Sovereign Debt	—	155,866	—	155,866
U.S. Government Agency Obligations	—	121,937	—	121,937
Municipal Bonds	—	25,201	—	25,201
Cash Equivalent	69,172	—	—	69,172

Total Investments in Securities	$69,172	$5,382,067	$836	$5,452,075

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Purchased Options	$268	$—	$—	$268
Written Options	(29)	—	—	(29)
Futures Contracts *
Unrealized Appreciation	875	—	—	875
Unrealized Depreciation	(1,260)	—	—	(1,260)
Forwards Contracts *
Unrealized Appreciation	—	968	—	968
Unrealized Depreciation	—	(577)	—	(577)
OTC Swaps
Interest Rate Swaps *
Unrealized Depreciation	—	(1,094)	—	(1,094)
Credit Default Swaps *
Unrealized Appreciation	—	153	—	153
Unrealized Depreciation	—	(49)	—	(49)
Centrally Cleared Swaps
Interest Rate Swaps *
Unrealized Depreciation	—	(6,669)	—	(6,669)

Total Other Financial Instruments	$(146)	$(7,268)	$—	$(7,414)

(1)	A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

*	Futures contracts, forward contracts and swaps are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2016, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

140	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

High Yield Bond Fund

May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS — 79.1%

Consumer Discretionary — 18.3%
Adelphia Communications (escrow security)
10.250%, 06/15/2011 (A)	$125	$1
7.875%, 01/15/2009 (A)	250	1
7.750%, 05/01/2009 (A)	75	—
Adelphia Communications (escrow security), Ser B
9.500%, 02/15/2004	25	—
Affinity Gaming LLC
9.000%, 05/15/2018	7,205	7,385
Algeco Scotsman Global Finance
8.500%, 10/15/2018 (B)	3,805	3,206
AMC Entertainment
5.875%, 02/15/2022	1,000	1,010
5.750%, 06/15/2025	2,880	2,858
AMC Networks
5.000%, 04/01/2024	1,220	1,223
American Axle & Manufacturing
6.625%, 10/15/2022	685	720
6.250%, 03/15/2021	605	629
American Builders & Contractors Supply
5.750%, 12/15/2023 (B)	900	934
5.625%, 04/15/2021 (B)	1,210	1,255
American Tire Distributors
10.250%, 03/01/2022 (B)	1,610	1,395
Aramark Services
5.750%, 03/15/2020	3,450	3,560
Argos Merger Sub
7.125%, 03/15/2023 (B)	2,595	2,627
Beazer Homes USA
5.750%, 06/15/2019	1,560	1,416
Belo
7.750%, 06/01/2027	2,025	2,136

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Bon-Ton Department Stores
8.000%, 06/15/2021	$12,012	$4,865
Boyd Gaming
6.875%, 05/15/2023	1,325	1,389
6.375%, 04/01/2026 (B)	3,290	3,389
Brookfield Residential Properties
6.375%, 05/15/2025 (B)	632	577
Burger King Worldwide
6.000%, 04/01/2022 (B)	3,855	3,995
Cablevision Systems
7.750%, 04/15/2018	4,595	4,893
5.875%, 09/15/2022	1,947	1,738
Caesars Entertainment Operating
11.250%, 06/01/2017 (A)	1,645	1,538
9.000%, 02/15/2020 (A)	4,990	4,666
8.500%, 02/15/2020 (A)	1,595	1,491
Caesars Entertainment Resort Properties LLC
8.000%, 10/01/2020	3,310	3,335
CCO Holdings LLC
6.625%, 01/31/2022	1,585	1,682
5.875%, 04/01/2024 (B)	3,485	3,633
5.875%, 05/01/2027 (B)	1,776	1,818
5.750%, 02/15/2026 (B)	5,279	5,411
5.500%, 05/01/2026 (B)	1,405	1,419
5.375%, 05/01/2025 (B)	2,468	2,505
5.250%, 09/30/2022	2,565	2,635
5.125%, 02/15/2023	2,000	2,035
5.125%, 05/01/2023 (B)	1,419	1,437
CEC Entertainment
8.000%, 02/15/2022	1,901	1,792
Cedar Fair
5.375%, 06/01/2024	2,070	2,153
5.250%, 03/15/2021	2,000	2,080
Cengage Learning
9.500%, 06/15/2024 (B)	2,020	2,045
Century Communities
6.875%, 05/15/2022	2,605	2,520
Charter Communications Operating LLC
6.384%, 10/23/2035 (B)	425	486
4.908%, 07/23/2025 (B)	1,860	1,990
Chester Downs & Marina LLC
9.250%, 02/01/2020 (B)	8,105	7,092
Chinos Intermediate Holdings A, Cl A
7.750%, 05/01/2019 (B)	3,821	1,567
Cinemark USA
5.125%, 12/15/2022	1,100	1,127
4.875%, 06/01/2023	1,420	1,406
Claire’s Stores
9.000%, 03/15/2019 (B)	5,305	3,263
8.875%, 03/15/2019	4,540	908
Clear Channel Worldwide Holdings
7.625%, 03/15/2020	7,215	6,901

SEI Institutional Investments Trust / Annual Report / May 31, 2016	141

SCHEDULE OF INVESTMENTS

High Yield Bond Fund (Continued)

May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
6.500%, 11/15/2022	$5,110	$5,100
ClubCorp Club Operations
8.250%, 12/15/2023 (B)	2,350	2,362
CSC Holdings LLC
8.625%, 02/15/2019	2,375	2,639
6.750%, 11/15/2021	1,000	1,028
5.250%, 06/01/2024	3,373	3,036
CST Brands
5.000%, 05/01/2023	350	350
Cumulus Media Holdings
7.750%, 05/01/2019	5,505	2,378
Dana Holding
6.750%, 02/15/2021	1,432	1,482
6.000%, 09/15/2023	1,555	1,567
5.500%, 12/15/2024	1,060	1,020
DISH DBS
6.750%, 06/01/2021	1,530	1,585
5.875%, 07/15/2022	7,059	6,830
5.875%, 11/15/2024	6,765	6,261
5.000%, 03/15/2023	5,665	5,155
Dollar Tree
5.750%, 03/01/2023 (B)	2,460	2,598
DreamWorks Animation SKG
6.875%, 08/15/2020 (B)	1,505	1,597
EMI Music Publishing Group North America
Holdings
7.625%, 06/15/2024 (B)	2,053	2,102
Empire Today LLC
11.375%, 02/01/2017 (B)	1,841	1,804
ESH Hospitality
5.250%, 05/01/2025 (B)	5,515	5,350
Ferrellgas
6.500%, 05/01/2021	2,650	2,504
Fiat Chrysler Automobiles
5.250%, 04/15/2023	775	771
Fontainebleau Las Vegas
10.250%, 06/15/2015 (A) (B)	3,481	—
Gap
5.950%, 04/12/2021	1,401	1,427
General Motors
4.875%, 10/02/2023	965	1,025
General Motors Financial
4.250%, 05/15/2023	575	588
3.450%, 04/10/2022	520	516
Gibson Brands
8.875%, 08/01/2018 (B)	1,436	758
Goodyear Tire & Rubber
8.750%, 08/15/2020	580	692
6.500%, 03/01/2021	2,490	2,611
5.125%, 11/15/2023	2,815	2,878
5.000%, 05/31/2026	405	410

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Group 1 Automotive
5.250%, 12/15/2023 (B)	$1,530	$1,507
Guitar Center
9.625%, 04/15/2020 (B)	7,067	5,124
6.500%, 04/15/2019 (B)	6,195	5,498
Hanesbrands
4.875%, 05/15/2026 (B)	1,885	1,887
4.625%, 05/15/2024 (B)	455	455
HD Supply
7.500%, 07/15/2020	1,175	1,240
5.750%, 04/15/2024 (B)	1,805	1,877
5.250%, 12/15/2021 (B)	1,025	1,079
Hillman Group
6.375%, 07/15/2022 (B)	1,180	1,065
Hilton Worldwide Finance LLC
5.625%, 10/15/2021	420	435
Hot Topic
9.250%, 06/15/2021 (B)	4,340	4,373
iHeartCommunications
14.000%, 02/01/2021	4,869	1,911
10.625%, 03/15/2023	1,305	966
9.000%, 12/15/2019	2,776	2,179
9.000%, 03/01/2021	970	724
9.000%, 09/15/2022	3,846	2,836
Inn of the Mountain Gods Resort & Casino
9.250%, 11/30/2020 (B) (C)	6,153	5,599
International Game Technology
6.500%, 02/15/2025 (B)	1,320	1,320
6.250%, 02/15/2022 (B)	1,120	1,140
Interval Acquisition
5.625%, 04/15/2023 (B)	3,560	3,631
Isle of Capri Casinos
5.875%, 03/15/2021	740	772
JC Penney
8.125%, 10/01/2019	655	670
7.950%, 04/01/2017	998	1,027
6.375%, 10/15/2036	1,160	858
5.750%, 02/15/2018	987	1,002
L Brands
6.950%, 03/01/2033	1,174	1,183
6.875%, 11/01/2035	3,310	3,492
6.625%, 04/01/2021	1,225	1,364
5.625%, 02/15/2022	1,995	2,132
Landry’s
9.375%, 05/01/2020 (B)	1,867	1,960
Lear
5.375%, 03/15/2024	204	216
5.250%, 01/15/2025	810	862
Liberty Interactive LLC
8.250%, 02/01/2030	2,725	2,814
LIN Television
5.875%, 11/15/2022	1,089	1,101

142	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
LKQ
4.750%, 05/15/2023	$1,810	$1,778
LTF Merger Sub
8.500%, 06/15/2023 (B)	4,603	4,407
M/I Homes
6.750%, 01/15/2021	1,775	1,784
McClatchy
9.000%, 12/15/2022	4,460	4,237
MGM Growth Properties Operating Partnership
5.625%, 05/01/2024 (B)	4,805	5,045
MGM Resorts International
7.750%, 03/15/2022	4,835	5,439
6.625%, 12/15/2021	3,625	3,910
6.000%, 03/15/2023	5,488	5,735
5.250%, 03/31/2020	1,645	1,703
Mohegan Tribal Gaming Authority
9.750%, 09/01/2021	14,973	15,778
Monitronics International
9.125%, 04/01/2020	9,745	7,991
Murphy Oil USA
6.000%, 08/15/2023	1,415	1,468
Neiman Marcus Group LLC PIK
8.750%, 10/15/2021 (B)	1,215	854
Neiman Marcus Group LLC
8.000%, 10/15/2021 (B)	1,545	1,166
Neptune Finco
10.125%, 01/15/2023 (B)	8,226	9,213
6.625%, 10/15/2025 (B)	400	427
Netflix
5.875%, 02/15/2025	2,315	2,425
5.500%, 02/15/2022	544	568
New Albertsons
8.700%, 05/01/2030	1,870	1,851
8.000%, 05/01/2031	9,580	9,436
7.750%, 06/15/2026	135	132
7.450%, 08/01/2029	3,095	2,987
Nexstar Broadcasting
6.875%, 11/15/2020	3,475	3,631
6.125%, 02/15/2022 (B)	4,384	4,395
Nine West Holdings
8.250%, 03/15/2019 (B)	7,880	1,615
PF Chang’s China Bistro
10.250%, 06/30/2020 (B)	2,769	2,575
Pinnacle Entertainment
5.625%, 05/01/2024 (B)	1,100	1,075
PulteGroup
5.500%, 03/01/2026	410	418
Quebecor Media (escrow security)
0.000%, 11/15/2013 (A)	1,800	2
0.000%, 03/15/2016 (A)	2,175	3
QVC
4.375%, 03/15/2023	2,000	1,970

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Radio One
9.250%, 02/15/2020 (B)	$4,785	$4,139
7.375%, 04/15/2022 (B)	4,626	4,418
Radio Systems
8.375%, 11/01/2019 (B)	1,520	1,596
Regal Entertainment Group
5.750%, 03/15/2022	1,705	1,756
5.750%, 06/15/2023	190	194
RSI Home Products
6.500%, 03/15/2023 (B)	1,535	1,581
Sally Holdings LLC
5.750%, 06/01/2022	730	759
5.625%, 12/01/2025	3,170	3,317
Schaeffler Finance BV
4.750%, 05/15/2023 (B)	865	886
Schaeffler Holding Finance PIK
6.750%, 11/15/2022 (B)	1,310	1,445
Scientific Games
8.125%, 09/15/2018	345	335
Scientific Games International
10.000%, 12/01/2022	3,706	3,002
Serta Simmons Bedding LLC
8.125%, 10/01/2020 (B)	2,845	3,001
Service International
7.500%, 04/01/2027	1,265	1,480
5.375%, 05/15/2024	287	297
Shingle Springs Tribal Gaming Authority
9.750%, 09/01/2021 (B)	810	889
Sinclair Television Group
6.375%, 11/01/2021	150	158
6.125%, 10/01/2022	1,260	1,323
5.875%, 03/15/2026 (B)	365	377
5.625%, 08/01/2024 (B)	5,437	5,573
5.375%, 04/01/2021	4,435	4,590
Sirius XM Radio
6.000%, 07/15/2024 (B)	740	775
5.875%, 10/01/2020 (B)	2,000	2,068
5.750%, 08/01/2021 (B)	395	413
5.375%, 04/15/2025 (B)	6,840	6,866
5.375%, 07/15/2026 (B)	1,790	1,777
4.625%, 05/15/2023 (B)	2,500	2,456
4.250%, 05/15/2020 (B)	1,400	1,426
Six Flags Entertainment
5.250%, 01/15/2021 (B)	4,850	5,023
Spanish Broadcasting System
12.500%, 04/15/2017 (B)	1,641	1,608
Taylor Morrison Communities
5.625%, 03/01/2024 (B)	2,460	2,411
Tegna
5.500%, 09/15/2024 (B)	510	527
4.875%, 09/15/2021 (B)	565	576

SEI Institutional Investments Trust / Annual Report / May 31, 2016	143

SCHEDULE OF INVESTMENTS

High Yield Bond Fund (Continued)

May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Tempur Sealy International
6.875%, 12/15/2020	$915	$973
5.625%, 10/15/2023	760	788
5.500%, 06/15/2026 (B)	665	668
TI Group Automotive Systems LLC
8.750%, 07/15/2023 (B)	8,383	8,278
Time
5.750%, 04/15/2022 (B)	1,190	1,133
Time Warner Cable
6.750%, 06/15/2039	720	818
5.500%, 09/01/2041	975	983
Townsquare Media
6.500%, 04/01/2023 (B)	4,460	4,293
Toys R Us
10.375%, 08/15/2017	8,705	7,856
7.375%, 10/15/2018	2,650	2,094
Tribune Media
5.875%, 07/15/2022	3,665	3,702
UCI International LLC
8.625%, 02/15/2019 (A)	1,645	457
Univar USA
6.750%, 07/15/2023 (B)	547	551
Univision Communications
5.125%, 02/15/2025 (B)	5,574	5,532
Viking Cruises
8.500%, 10/15/2022 (B)	805	716
6.250%, 05/15/2025 (B)	5,790	4,560
Vista Outdoor
5.875%, 10/01/2023 (B)	1,080	1,129
VTR Finance
6.875%, 01/15/2024 (B)	2,365	2,332
WMG Acquisition
6.000%, 01/15/2021 (B)	873	899
5.625%, 04/15/2022 (B)	550	561
Wynn Las Vegas LLC
5.500%, 03/01/2025 (B)	3,300	3,185
4.250%, 05/30/2023 (B)	487	454
Yum! Brands
6.875%, 11/15/2037	3,750	3,609
5.350%, 11/01/2043	180	146
ZF North America Capital
4.750%, 04/29/2025 (B)	1,545	1,545
4.500%, 04/29/2022 (B)	795	799

		481,981

Consumer Staples — 6.8%
21st Century Oncology
11.000%, 05/01/2023 (B)	870	731
Albea Beauty Holdings
8.375%, 11/01/2019 (B)	1,185	1,247
Albertsons LLC
6.625%, 06/15/2024 (B)	1,480	1,515

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
APX Group
8.750%, 12/01/2020	$9,545	$8,686
7.875%, 12/01/2022 (B)	1,850	1,859
Ashtead Capital
6.500%, 07/15/2022 (B)	4,540	4,756
B&G Foods
4.625%, 06/01/2021	700	707
Bumble Bee Holdco PIK
9.625%, 03/15/2018 (B)	3,022	2,992
Bumble Bee Holdings
9.000%, 12/15/2017 (B)	964	976
Central Garden & Pet
6.125%, 11/15/2023	754	782
Ceridian HCM Holding
11.000%, 03/15/2021 (B)	991	994
Concordia Healthcare
9.500%, 10/21/2022 (B)	1,400	1,397
Constellation Brands
4.750%, 11/15/2024	770	809
Cott Beverages
5.375%, 07/01/2022	2,597	2,607
Crimson Merger Sub
6.625%, 05/15/2022 (B)	5,240	4,277
CVS Health
5.000%, 12/01/2024 (B)	800	910
4.750%, 12/01/2022 (B)	1,400	1,559
Darling Ingredients
5.375%, 01/15/2022	1,000	1,035
Dean Foods
6.500%, 03/15/2023 (B)	1,590	1,658
DJO Finco
8.125%, 06/15/2021 (B)	2,080	1,867
DPx Holdings BV
7.500%, 02/01/2022 (B)	777	796
Elizabeth Arden
7.375%, 03/15/2021	2,571	1,928
Energizer Holdings
5.500%, 06/15/2025 (B)	1,170	1,152
Fresenius Medical Care US Finance II
5.625%, 07/31/2019 (B)	1,650	1,776
4.750%, 10/15/2024 (B)	800	831
4.125%, 10/15/2020 (B)	2,250	2,312
Fresh Market
9.750%, 05/01/2023 (B)	2,020	1,843
Global A&T Electronics
10.000%, 02/01/2019 (B)	415	291
Grifols Worldwide Operations
5.250%, 04/01/2022	3,165	3,236
Harland Clarke Holdings
9.750%, 08/01/2018 (B)	295	296
9.250%, 03/01/2021 (B)	11,721	9,728

144	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Herc Spinoff Escrow Issuer LLC
7.750%, 06/01/2024 (B)	$840	$842
7.500%, 06/01/2022 (B)	735	739
HRG Group
7.750%, 01/15/2022	2,041	2,000
Innovation Ventures LLC
9.500%, 08/15/2019 (B)	2,320	2,430
inVentiv Health PIK
10.000%, 08/15/2018 (B)	732	745
inVentiv Health
10.000%, 08/15/2018	445	438
Jaguar Holding II
6.375%, 08/01/2023 (B)	716	731
JBS Investments GmbH
7.750%, 10/28/2020 (B)	704	737
JBS USA LLC
5.875%, 07/15/2024 (B)	718	706
5.750%, 06/15/2025 (B)	2,260	2,158
JLL PIK
8.750%, 05/01/2020 (B)	2,394	2,388
KeHE Distributors LLC
7.625%, 08/15/2021 (B)	1,900	1,862
Kinetic Concepts
7.875%, 02/15/2021 (B)	1,207	1,295
Kronos Acquisition Holdings
9.000%, 08/15/2023 (B)	1,960	1,896
Laureate Education
9.250%, 09/01/2019 (B)	3,225	2,967
MPH Acquisition Holdings LLC
7.125%, 06/01/2024 (B)	968	995
NBTY
7.625%, 05/15/2021 (B)	2,405	2,453
Opal Acquisition
8.875%, 12/15/2021 (B)	4,600	3,600
Post Holdings
8.000%, 07/15/2025 (B)	595	661
7.750%, 03/15/2024 (B)	2,405	2,612
7.375%, 02/15/2022	2,710	2,862
6.750%, 12/01/2021 (B)	155	164
6.000%, 12/15/2022 (B)	1,645	1,678
Prestige Brands
5.375%, 12/15/2021 (B)	1,755	1,777
Prime Security Services Borrower LLC
9.250%, 05/15/2023 (B)	9,794	10,210
Quintiles Transnational
4.875%, 05/15/2023 (B)	2,680	2,714
Quorum Health
11.625%, 04/15/2023 (B)	731	731
RegionalCare Hospital Partners Holdings
8.250%, 05/01/2023 (B)	1,617	1,665
Rite Aid
7.700%, 02/15/2027	3,225	3,878

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
6.875%, 12/15/2028 (B)	$210	$241
6.125%, 04/01/2023 (B)	6,757	7,146
Spectrum Brands
6.625%, 11/15/2022	2,240	2,387
6.375%, 11/15/2020	480	503
6.125%, 12/15/2024	1,930	2,041
5.750%, 07/15/2025	1,285	1,343
Sterigenics-Nordion Holdings LLC
6.500%, 05/15/2023 (B)	1,790	1,821
SuperValu
7.750%, 11/15/2022	3,335	2,897
6.750%, 06/01/2021	5,985	5,132
TreeHouse Foods
6.000%, 02/15/2024 (B)	415	437
Valeant Pharmaceuticals International
7.250%, 07/15/2022 (B)	2,095	1,834
7.000%, 10/01/2020 (B)	4,300	3,881
6.750%, 08/15/2021 (B)	1,165	1,025
6.125%, 04/15/2025 (B)	10,492	8,774
5.875%, 05/15/2023 (B)	3,127	2,634
5.500%, 03/01/2023 (B)	3,967	3,293
5.375%, 03/15/2020 (B)	1,532	1,352
Valeant Pharmaceuticals International (escrow security)
7.500%, 07/15/2021 (B)	6,075	5,498
6.750%, 08/15/2018 (B)	1,355	1,324
Vector Group
7.750%, 02/15/2021	2,030	2,116
Vizient
10.375%, 03/01/2024 (B)	1,387	1,484

		180,650

Energy — 9.3%
Alberta Energy
8.125%, 09/15/2030	200	198
7.375%, 11/01/2031	165	158
American Energy-Permian Basin LLC
8.000%, 06/15/2020 (B)	2,628	2,431
American Greetings
7.375%, 12/01/2021	390	399
Anadarko Petroleum
3.450%, 07/15/2024	923	873
Antero Resources
5.625%, 06/01/2023	3,440	3,354
5.125%, 12/01/2022	825	790
Antero Resources Finance
6.000%, 12/01/2020	495	491
5.375%, 11/01/2021	1,160	1,131
Archrock Partners
6.000%, 04/01/2021	525	454
Atlas Energy Holdings Operating LLC
9.250%, 08/15/2021	1,950	234

SEI Institutional Investments Trust / Annual Report / May 31, 2016	145

SCHEDULE OF INVESTMENTS

High Yield Bond Fund (Continued)

May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
7.750%, 01/15/2021	$1,350	$162
Atwood Oceanics
6.500%, 02/01/2020	438	263
Basic Energy Services
7.750%, 02/15/2019	3,640	1,265
7.750%, 10/15/2022	1,210	402
Bellatrix Exploration
8.500%, 05/15/2020 (B)	2,206	1,268
Berry Petroleum LLC
6.750%, 11/01/2020 (A)	1,408	338
6.375%, 09/15/2022	2,999	720
Blue Racer Midstream LLC
6.125%, 11/15/2022 (B)	5,762	5,186
Boardwalk Pipelines
5.950%, 06/01/2026	480	481
BreitBurn Energy Partners
8.625%, 10/15/2020 (A)	495	68
7.875%, 04/15/2022 (A)	2,880	396
Calfrac Holdings
7.500%, 12/01/2020 (B)	2,764	1,375
California Resources
8.000%, 12/15/2022 (B)	1,736	1,267
Calumet Specialty Products Partners
7.625%, 01/15/2022	1,300	861
Carrizo Oil & Gas
7.500%, 09/15/2020	400	401
6.250%, 04/15/2023	396	387
CHC Helicopter
9.250%, 10/15/2020 (A)	501	222
Chesapeake Energy
8.000%, 12/15/2022 (B)	2,095	1,687
7.250%, 12/15/2018	906	772
3.878%, 04/15/2019 (E)	330	242
Cloud Peak Energy Resources LLC
8.500%, 12/15/2019	1,223	547
Comstock Resources
10.000%, 03/15/2020 (B)	940	691
Concho Resources
5.500%, 10/01/2022	815	815
5.500%, 04/01/2023	2,705	2,705
Consol Energy
5.875%, 04/15/2022	5,640	4,597
Continental Resources
5.000%, 09/15/2022	2,688	2,540
4.500%, 04/15/2023	959	873
Crestwood Midstream Partners
6.250%, 04/01/2023 (B)	490	458
6.125%, 03/01/2022	360	340
CSI Compressco
7.250%, 08/15/2022	215	174
DCP Midstream LLC
5.850%, 05/21/2043 (B) (E)	511	347

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
5.350%, 03/15/2020 (B)	$2,763	$2,660
Denbury Resources
5.500%, 05/01/2022	1,175	834
4.625%, 07/15/2023	1,933	1,305
Encana
7.200%, 11/01/2031	315	301
6.625%, 08/15/2037	785	691
Encana, Ser 2004
6.500%, 08/15/2034	1,817	1,610
Endeavor Energy Resources
7.000%, 08/15/2021 (B)	2,148	2,094
Energy Transfer Equity
7.500%, 10/15/2020	1,511	1,541
5.875%, 01/15/2024	5,445	5,050
5.500%, 06/01/2027	1,541	1,337
Energy Transfer Partners
6.625%, 10/15/2036	920	885
6.500%, 02/01/2042	155	150
6.125%, 12/15/2045	1,705	1,609
6.050%, 06/01/2041	160	145
5.150%, 02/01/2043	255	212
4.900%, 03/15/2035	840	693
EnLink Midstream Partners
5.050%, 04/01/2045	2,303	1,701
4.400%, 04/01/2024	480	419
4.150%, 06/01/2025	2,278	1,952
2.700%, 04/01/2019	1,195	1,111
Ensco
5.750%, 10/01/2044	2,274	1,325
EP Energy LLC
9.375%, 05/01/2020	2,228	1,431
7.750%, 09/01/2022	700	368
EXCO Resources
8.500%, 04/15/2022	555	94
FTS International
8.134%, 06/15/2020 (B) (E)	1,613	1,354
Genesis Energy
6.750%, 08/01/2022	3,531	3,354
6.000%, 05/15/2023	2,294	2,111
5.750%, 02/15/2021	370	344
Gibson Energy
6.750%, 07/15/2021 (B)	5,200	5,161
Halcon Resources
13.000%, 02/15/2022 (B)	1,387	759
8.625%, 02/01/2020 (B)	2,368	2,235
Hess
7.300%, 08/15/2031	914	989
Hiland Partners Holdings LLC
7.250%, 10/01/2020 (B)	2,035	2,124
5.500%, 05/15/2022 (B)	2,569	2,517
Hilcorp Energy I
5.750%, 10/01/2025 (B)	903	871

146	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
5.000%, 12/01/2024 (B)	$969	$921
IronGate Energy Services LLC
11.000%, 07/01/2018 (B)	500	120
Jupiter Resources
8.500%, 10/01/2022 (B)	5,000	3,125
Kinder Morgan
5.000%, 02/15/2021 (B)	580	599
Kosmos Energy
7.875%, 08/01/2021	4,505	4,145
Laredo Petroleum
7.375%, 05/01/2022	585	589
Legacy Reserves
8.000%, 12/01/2020	1,530	566
6.625%, 12/01/2021	1,525	503
Linn Energy LLC
6.250%, 11/01/2019 (A)	5,110	818
MEG Energy
7.000%, 03/31/2024 (B)	6,330	4,874
6.500%, 03/15/2021 (B)	326	257
6.375%, 01/30/2023 (B)	3,450	2,639
Memorial Production Partners
7.625%, 05/01/2021	3,600	1,782
6.875%, 08/01/2022	5,840	2,745
Midstates Petroleum
10.750%, 10/01/2020 (A)	3,459	35
10.000%, 06/01/2020 (A)	1,250	681
9.250%, 06/01/2021	485	5
Milagro Oil & Gas
10.500%, 05/15/2016 (A)	1,950	644
MPLX
5.500%, 02/15/2023 (B)	970	954
4.875%, 12/01/2024 (B)	3,735	3,531
4.875%, 06/01/2025 (B)	2,800	2,654
Murphy Oil
4.700%, 12/01/2022	999	906
Murray Energy
11.250%, 04/15/2021 (B)	4,075	784
Newfield Exploration
5.750%, 01/30/2022	590	595
5.625%, 07/01/2024	1,325	1,318
5.375%, 01/01/2026	2,820	2,750
Noble Holding International
5.000%, 03/16/2018	3,260	3,160
NuStar Logistics
6.750%, 02/01/2021	1,480	1,487
Oasis Petroleum
6.875%, 03/15/2022	2,550	2,346
6.875%, 01/15/2023	680	614
ONEOK
7.500%, 09/01/2023	1,720	1,776
Parker Drilling
6.750%, 07/15/2022	5,875	4,201

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Parsley Energy LLC
6.250%, 06/01/2024 (B)	$120	$122
PBF Holding LLC
7.000%, 11/15/2023 (B)	1,073	1,026
Peabody Energy
6.250%, 11/15/2021 (A)	660	92
Petrobras Global Finance
6.850%, 06/05/2115	955	654
Petrobras International Finance
6.750%, 01/27/2041	1,940	1,396
Pride International
8.500%, 06/15/2019	1,359	1,341
Range Resources
4.875%, 05/15/2025	1,895	1,791
Regency Energy Partners
5.875%, 03/01/2022	2,825	2,884
5.500%, 04/15/2023	1,972	1,929
5.000%, 10/01/2022	1,845	1,811
Rice Energy
7.250%, 05/01/2023	1,700	1,717
Rose Rock Midstream
5.625%, 07/15/2022	6,671	5,754
5.625%, 11/15/2023	200	166
Rowan
5.850%, 01/15/2044	2,184	1,370
RSP Permian
6.625%, 10/01/2022	340	351
Sabine Pass Liquefaction LLC
6.250%, 03/15/2022	1,955	1,999
5.750%, 05/15/2024	6,100	6,130
5.625%, 02/01/2021	4,920	5,025
5.625%, 04/15/2023	2,070	2,091
5.625%, 03/01/2025	3,050	3,050
Sanchez Energy
7.750%, 06/15/2021	150	115
6.125%, 01/15/2023	875	630
SandRidge Energy
8.750%, 01/15/2020	280	17
8.750%, 06/01/2020 (A) (B)	3,366	1,330
8.125%, 10/15/2022	2,535	152
7.500%, 02/15/2023	4,790	299
SemGroup
7.500%, 06/15/2021	1,970	1,867
SESI LLC
7.125%, 12/15/2021	3,300	2,974
Seventy Seven Energy
6.500%, 07/15/2022	395	23
Seventy Seven Operating LLC
0.000%, 11/15/2019 (C)	2,787	1,275
SM Energy
6.500%, 01/01/2023	2,094	1,906
6.125%, 11/15/2022	1,357	1,242

SEI Institutional Investments Trust / Annual Report / May 31, 2016	147

SCHEDULE OF INVESTMENTS

High Yield Bond Fund (Continued)

May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
5.625%, 06/01/2025	$524	$450
Southwestern Energy
7.500%, 02/01/2018	2,359	2,371
4.950%, 01/23/2025	1,845	1,545
Summit Midstream Holdings LLC
7.500%, 07/01/2021	1,200	1,113
5.500%, 08/15/2022	1,302	1,068
Sunoco
6.250%, 04/15/2021 (B)	995	995
Targa Resources Partners
6.875%, 02/01/2021	1,581	1,601
6.750%, 03/15/2024 (B)	3,270	3,229
6.625%, 10/01/2020	2,180	2,224
5.250%, 05/01/2023	1,050	987
4.250%, 11/15/2023	1,000	895
4.125%, 11/15/2019	225	219
Tesoro Logistics
6.375%, 05/01/2024	465	479
6.250%, 10/15/2022	355	367
6.125%, 10/15/2021	1,207	1,246
5.875%, 10/01/2020	969	998
5.500%, 10/15/2019	355	369
Transocean
6.000%, 03/15/2018	1,340	1,300
Trinidad Drilling
7.875%, 01/15/2019 (B)	880	730
Unit
6.625%, 05/15/2021	2,719	1,964
Walter Energy
9.875%, 12/15/2020 (A)	4,200	1
8.500%, 04/15/2021 (A)	2,060	—
Weatherford International
5.950%, 04/15/2042	5,515	3,516
Western Refining
6.250%, 04/01/2021	455	411
Western Refining Logistics
7.500%, 02/15/2023	1,565	1,522
Whiting Petroleum
6.500%, 10/01/2018	670	620
6.250%, 04/01/2023	1,550	1,279
5.750%, 03/15/2021	4,673	3,960
Williams
7.500%, 01/15/2031	260	255
4.550%, 06/24/2024	1,193	1,041
Williams Partners
6.300%, 04/15/2040	350	322
6.125%, 07/15/2022	625	612
5.800%, 11/15/2043	670	558
5.400%, 03/04/2044	415	339
4.900%, 01/15/2045	1,455	1,126
4.875%, 05/15/2023	120	110
4.875%, 03/15/2024	2,094	1,894

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
4.000%, 09/15/2025	$500	$432
3.900%, 01/15/2025	765	661
3.600%, 03/15/2022	295	260
WPX Energy
8.250%, 08/01/2023	1,689	1,651
6.000%, 01/15/2022	1,910	1,719
5.250%, 09/15/2024	510	444

		245,236

Financials — 6.7%
AAF Holdings LLC PIK
12.000%, 07/01/2019 (B)	1,072	1,056
Ally Financial
8.000%, 03/15/2020	1,699	1,937
8.000%, 11/01/2031	500	587
5.750%, 11/20/2025	3,225	3,265
5.125%, 09/30/2024	12,254	12,637
4.625%, 05/19/2022	1,150	1,166
4.625%, 03/30/2025	1,540	1,536
4.125%, 03/30/2020	1,330	1,337
3.500%, 01/27/2019	3,150	3,142
American Equity Investment Life Holding
6.625%, 07/15/2021	1,900	1,943
Aventine (escrow security)
0.000%, 10/15/2049 (D) (F) (G)	2,600	1
Bank of America
8.000%, 12/29/2049 (E)	2,290	2,296
6.500%, 12/31/2049 (E)	3,435	3,624
5.125%, 12/31/2049 (E)	1,947	1,830
Boart Longyear Management
10.000%, 10/01/2018 (B)	2,500	1,506
7.000%, 04/01/2021 (B)	4,040	849
CIT Group
6.625%, 04/01/2018 (B)	300	316
5.500%, 02/15/2019 (B)	3,591	3,753
3.875%, 02/19/2019	1,445	1,452
Citigroup
6.250%, 12/29/2049 (E)	1,235	1,276
5.950%, 12/29/2049 (E)	1,950	1,952
City National Bank
9.000%, 08/12/2019	4,062	4,841
Communications Sales & Leasing
8.250%, 10/15/2023	3,035	2,860
6.000%, 04/15/2023 (B)	3,609	3,591
Corrections Corp of America
5.000%, 10/15/2022	340	357
4.625%, 05/01/2023	1,575	1,599
4.125%, 04/01/2020	695	717
Credit Acceptance
7.375%, 03/15/2023	5,395	5,193
6.125%, 02/15/2021	640	617

148	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Credit Suisse Group
7.500%, 12/11/2048 (B) (E)	$1,365	$1,402
CTR Partnership
5.875%, 06/01/2021	2,680	2,713
CyrusOne
6.375%, 11/15/2022	65	69
Denali International LLC
5.625%, 10/15/2020 (B)	1,210	1,272
Equinix
5.875%, 01/15/2026	2,165	2,257
5.750%, 01/01/2025	1,060	1,102
5.375%, 01/01/2022	255	263
5.375%, 04/01/2023	600	617
4.875%, 04/01/2020	2,785	2,890
FelCor Lodging
6.000%, 06/01/2025	148	153
First Data
5.375%, 08/15/2023 (B)	2,499	2,561
Genworth Holdings
7.625%, 09/24/2021	6,130	5,134
6.500%, 06/15/2034	315	212
GEO Group
6.000%, 04/15/2026	1,745	1,762
5.875%, 01/15/2022	1,715	1,741
5.875%, 10/15/2024	810	819
5.125%, 04/01/2023	705	686
GLP Capital
5.375%, 04/15/2026	1,005	1,048
4.875%, 11/01/2020	429	449
4.375%, 04/15/2021	80	82
HUB International
9.250%, 02/15/2021 (B)	1,710	1,778
7.875%, 10/01/2021 (B)	5,470	5,361
Infinity Acquisition LLC
7.250%, 08/01/2022 (B)	805	704
Iron Mountain
6.000%, 08/15/2023	790	824
4.375%, 06/01/2021 (B)	600	598
James Hardie International Finance
5.875%, 02/15/2023 (B)	2,255	2,289
Jefferies Finance LLC
6.875%, 04/15/2022 (B)	3,785	3,331
JPMorgan Chase
7.900%, 04/29/2049 (E)	1,967	2,011
6.750%, 08/29/2049 (E)	3,515	3,902
6.000%, 12/29/2049 (E)	4,870	5,027
5.150%, 12/29/2049 (E)	395	388
Kennedy-Wilson
5.875%, 04/01/2024	500	489
Lamar Media
5.750%, 02/01/2026 (B)	1,689	1,778

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Lloyds Banking Group
7.500%, 12/01/2099 (E)	$9,055	$9,078
Mattamy Group
6.500%, 11/15/2020 (B)	1,635	1,590
Millennium (escrow security)
7.625%, 11/15/2026 (A)	200	—
Morgan Stanley
5.550%, 12/29/2049 (E)	2,490	2,490
MPT Operating Partnership
6.375%, 03/01/2024	1,542	1,650
MSCI
5.750%, 08/15/2025 (B)	918	966
5.250%, 11/15/2024 (B)	1,670	1,724
National Life Insurance
10.500%, 09/15/2039 (B)	1,100	1,646
Nationstar Mortgage LLC
6.500%, 08/01/2018	1,350	1,316
6.500%, 07/01/2021	1,000	866
6.500%, 06/01/2022	2,000	1,695
Popular
7.000%, 07/01/2019	2,718	2,698
Quicken Loans
5.750%, 05/01/2025 (B)	4,430	4,197
Realogy Group LLC
4.875%, 06/01/2023 (B)	3,052	3,025
RHP Hotel Properties
5.000%, 04/15/2021	2,671	2,724
5.000%, 04/15/2023	1,100	1,104
Royal Bank of Scotland Group
8.000%, 12/29/2049 (E)	2,020	1,987
5.125%, 05/28/2024	780	771
Santander Issuances
5.179%, 11/19/2025	400	398
US Bancorp
5.125%, 12/29/2049 (E)	1,860	1,911
USI
7.750%, 01/15/2021 (B)	1,690	1,682
Voya Financial
5.650%, 05/15/2053 (E)	2,050	1,925
Walter Investment Management
7.875%, 12/15/2021	1,363	784
Wells Fargo
7.980%, 03/29/2049 (E)	1,950	2,052
Wilton Re Finance LLC
5.875%, 03/30/2033 (B) (E)	2,400	2,441
XL Capital
6.500%, 12/31/2049 (E)	1,530	1,081
York Risk Services Holding
8.500%, 10/01/2022 (B)	2,000	1,470

		176,219

SEI Institutional Investments Trust / Annual Report / May 31, 2016	149

SCHEDULE OF INVESTMENTS

High Yield Bond Fund (Continued)

May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Health Care — 6.4%
Acadia Healthcare
6.500%, 03/01/2024 (B)	$930	$965
6.125%, 03/15/2021	1,100	1,130
5.625%, 02/15/2023	2,315	2,353
5.125%, 07/01/2022	2,080	2,090
Alere
6.500%, 06/15/2020	230	231
6.375%, 07/01/2023 (B)	570	594
Amsurg
5.625%, 11/30/2020	4,375	4,495
5.625%, 07/15/2022	2,385	2,421
Aurora Diagnostics Holdings LLC
10.750%, 01/15/2018	6,040	5,134
Centene
6.125%, 02/15/2024 (B)	1,383	1,457
5.625%, 02/15/2021 (B)	1,377	1,432
CHS
8.000%, 11/15/2019	2,791	2,756
7.125%, 07/15/2020	1,300	1,206
6.875%, 02/01/2022	2,063	1,773
5.125%, 08/01/2021	2,000	1,997
DaVita HealthCare Partners
5.125%, 07/15/2024	4,405	4,465
5.000%, 05/01/2025	7,513	7,447
Endo
6.000%, 07/15/2023 (B)	1,935	1,694
Endo Finance LLC
6.000%, 02/01/2025 (B)	2,862	2,483
ExamWorks Group
5.625%, 04/15/2023	2,350	2,520
HCA
7.500%, 02/15/2022	7,391	8,380
5.875%, 03/15/2022	2,050	2,214
5.875%, 05/01/2023	4,995	5,288
5.875%, 02/15/2026	3,910	4,047
5.375%, 02/01/2025	9,361	9,501
5.250%, 04/15/2025	2,885	2,972
5.250%, 06/15/2026	2,869	2,948
5.000%, 03/15/2024	2,900	2,976
HCA Holdings
6.250%, 02/15/2021	15	16
HealthSouth
5.750%, 11/01/2024	3,746	3,798
5.750%, 09/15/2025	2,986	3,016
5.125%, 03/15/2023	620	604
Hill-Rom Holdings
5.750%, 09/01/2023 (B)	3,921	4,009
Hologic
5.250%, 07/15/2022 (B)	980	1,025
IASIS Healthcare LLC
8.375%, 05/15/2019	6,256	6,006

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
inVentiv Health
9.000%, 01/15/2018 (B)	$1,360	$1,391
Ironwood Pharmaceuticals
11.000%, 06/15/2024 (B)	3,615	3,650
Kindred Healthcare
8.750%, 01/15/2023	1,175	1,150
8.000%, 01/15/2020	765	764
6.375%, 04/15/2022	5,620	5,058
Kinetic Concepts
12.500%, 11/01/2019	860	789
10.500%, 11/01/2018	2,780	2,773
LifePoint Health
5.500%, 12/01/2021	4,000	4,160
Mallinckrodt International Finance
5.750%, 08/01/2022 (B)	2,720	2,571
5.625%, 10/15/2023 (B)	1,795	1,687
5.500%, 04/15/2025 (B)	2,623	2,367
4.875%, 04/15/2020 (B)	568	551
4.750%, 04/15/2023	2,100	1,730
MEDNAX
5.250%, 12/01/2023 (B)	2,112	2,161
Molina Healthcare
5.375%, 11/15/2022 (B)	533	532
MPH Acquisition Holdings LLC
6.625%, 04/01/2022 (B)	1,525	1,662
Prestige Brands
6.375%, 03/01/2024 (B)	330	347
Select Medical
6.375%, 06/01/2021	2,905	2,796
Surgical Care Affiliates
6.000%, 04/01/2023 (B)	894	919
Team Health
7.250%, 12/15/2023 (B)	2,013	2,159
Tenet Healthcare
8.125%, 04/01/2022	5,280	5,313
8.000%, 08/01/2020	1,960	2,003
6.750%, 02/01/2020	1,997	1,962
6.750%, 06/15/2023	7,280	6,843
6.000%, 10/01/2020	550	579
5.500%, 03/01/2019	2,704	2,643
4.750%, 06/01/2020	245	251
4.500%, 04/01/2021	510	513
4.134%, 06/15/2020 (B) (E)	733	729
Universal Health Services
5.000%, 06/01/2026 (B)	610	613
4.750%, 08/01/2022 (B)	727	740
Valeant Pharmaceuticals International
6.375%, 10/15/2020 (B)	1,000	890

		167,739

150	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Industrials — 7.6%
ACCO Brands
6.750%, 04/30/2020	$1,360	$1,436
Actuant
5.625%, 06/15/2022	4,000	4,080
ADT
6.250%, 10/15/2021	930	974
3.500%, 07/15/2022	1,400	1,285
Advanced Disposal Services
8.250%, 10/01/2020	2,640	2,719
AECOM
5.875%, 10/15/2024	445	460
5.750%, 10/15/2022	175	181
AerCap Ireland Capital
4.625%, 10/30/2020	420	435
4.625%, 07/01/2022	380	389
4.500%, 05/15/2021	3,780	3,889
3.750%, 05/15/2019	375	380
Aerojet Rocketdyne Holdings
7.125%, 03/15/2021	1,595	1,679
Air Medical Merger Sub
6.375%, 05/15/2023 (B)	4,405	4,306
Aircastle
7.625%, 04/15/2020	720	817
5.125%, 03/15/2021	165	174
5.000%, 04/01/2023	370	378
Allegion
5.875%, 09/15/2023	645	682
Allegion US Holding
5.750%, 10/01/2021	1,120	1,173
Apex Tool Group LLC
7.000%, 02/01/2021 (B)	2,165	1,927
Ardagh Finance Holdings
8.625%, 06/15/2019 (B)	2,162	2,227
Ardagh Packaging Finance
9.125%, 10/15/2020 (B)	2,555	2,677
7.250%, 05/15/2024 (B)	5,976	6,095
7.000%, 11/15/2020 (B)	47	46
6.750%, 01/31/2021 (B)	235	237
6.000%, 06/30/2021 (B)	4,814	4,742
4.625%, 05/15/2023 (B)	1,970	1,960
3.634%, 12/15/2019 (B) (E)	715	717
Associated Materials LLC
9.125%, 11/01/2017	525	469
Avis Budget Car Rental LLC
6.375%, 04/01/2024 (B)	1,065	1,022
5.500%, 04/01/2023	1,397	1,296
5.250%, 03/15/2025 (B)	1,700	1,492
Beacon Roofing Supply
6.375%, 10/01/2023	1,345	1,426
Bombardier
7.750%, 03/15/2020 (B)	250	249

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
7.500%, 03/15/2025 (B)	$1,605	$1,412
6.000%, 10/15/2022 (B)	3,235	2,766
Builders FirstSource
10.750%, 08/15/2023 (B)	1,970	2,142
7.625%, 06/01/2021 (B)	1,574	1,653
BWAY Holding
9.125%, 08/15/2021 (B)	2,104	2,025
CEB
5.625%, 06/15/2023 (B)	274	272
Cemex
7.750%, 04/16/2026 (B)	625	657
7.250%, 01/15/2021 (B)	2,105	2,200
Cenveo
8.500%, 09/15/2022 (B)	6,335	4,435
6.000%, 08/01/2019 (B)	6,192	5,077
CEVA Group
7.000%, 03/01/2021 (B)	950	862
Clean Harbors
5.250%, 08/01/2020	1,871	1,911
5.125%, 06/01/2021 (B)	380	381
CNH Industrial Capital LLC
4.875%, 04/01/2021	1,075	1,075
4.375%, 11/06/2020	1,005	997
DigitalGlobe
5.250%, 02/01/2021 (B)	4,900	4,496
FGI Operating LLC
7.875%, 05/01/2020	1,590	1,153
Florida East Coast Holdings
6.750%, 05/01/2019 (B)	2,955	2,940
Gardner Denver
6.875%, 08/15/2021 (B)	2,666	2,293
GCP Applied Technologies
9.500%, 02/01/2023 (B)	755	838
General Cable
5.750%, 10/01/2022	1,535	1,435
Gibraltar Industries
6.250%, 02/01/2021	661	671
Great Lakes Dredge & Dock
7.375%, 02/01/2019	1,625	1,544
H&E Equipment Services
7.000%, 09/01/2022	1,145	1,179
Hertz
7.375%, 01/15/2021	610	623
6.250%, 10/15/2022	1,995	1,982
5.875%, 10/15/2020	505	512
Huntington Ingalls Industries
5.000%, 11/15/2025 (B)	294	309
Icahn Enterprises
6.000%, 08/01/2020	3,400	3,291
5.875%, 02/01/2022	3,650	3,358
4.875%, 03/15/2019	2,961	2,861

SEI Institutional Investments Trust / Annual Report / May 31, 2016	151

SCHEDULE OF INVESTMENTS

High Yield Bond Fund (Continued)

May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
International Lease Finance
6.250%, 05/15/2019	$675	$729
5.875%, 04/01/2019	2,110	2,255
4.625%, 04/15/2021	180	186
Jack Cooper Enterprises PIK
10.500%, 03/15/2019 (B)	570	245
Jack Cooper Holdings
10.250%, 06/01/2020 (B)	1,510	997
KLX
5.875%, 12/01/2022 (B)	3,020	2,975
Kratos Defense & Security Solutions
7.000%, 05/15/2019	1,057	835
Manitowoc Foodservice
9.500%, 02/15/2024 (B)	360	396
Masonite International
5.625%, 03/15/2023 (B)	1,135	1,186
NCI Building Systems
8.250%, 01/15/2023 (B)	1,615	1,728
Nielsen Finance LLC
5.000%, 04/15/2022 (B)	6,844	6,998
4.500%, 10/01/2020	1,425	1,459
Nielsen Luxembourg
5.500%, 10/01/2021 (B)	300	312
Nortek
8.500%, 04/15/2021	1,950	2,035
Novelis
8.375%, 12/15/2017	1,000	1,022
Orbital ATK
5.250%, 10/01/2021	620	647
Oshkosh
5.375%, 03/01/2022	575	594
5.375%, 03/01/2025	588	604
Plastipak Holdings
6.500%, 10/01/2021 (B)	1,650	1,693
Reynolds Group Issuer
9.875%, 08/15/2019	2,449	2,544
9.000%, 04/15/2019	2,865	2,922
8.250%, 02/15/2021	4,759	4,944
6.875%, 02/15/2021	1,225	1,271
5.750%, 10/15/2020	8,878	9,155
RR Donnelley & Sons
7.625%, 06/15/2020	1,297	1,352
Sensata Technologies
5.000%, 10/01/2025 (B)	2,421	2,427
4.875%, 10/15/2023 (B)	1,115	1,128
Sensata Technologies UK Financing
6.250%, 02/15/2026 (B)	3,030	3,181
Standard Industries
6.000%, 10/15/2025 (B)	516	548
5.500%, 02/15/2023 (B)	245	253
StandardAero Aviation Holdings
10.000%, 07/15/2023 (B)	6,660	6,660

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Summit Materials LLC
8.500%, 04/15/2022 (B)	$800	$850
6.125%, 07/15/2023	1,710	1,719
Terex
6.500%, 04/01/2020	975	970
6.000%, 05/15/2021	3,750	3,708
TransDigm
6.500%, 07/15/2024	915	933
6.500%, 05/15/2025	1,435	1,457
6.375%, 06/15/2026 (B)	929	930
Triumph Group
4.875%, 04/01/2021	1,040	978
United Airlines, Pass-Through Trust, Ser 2013- 1, Cl B
5.375%, 08/15/2021	475	494
United Rentals North America
7.625%, 04/15/2022	645	686
6.125%, 06/15/2023	1,020	1,053
5.875%, 09/15/2026	3,565	3,512
5.750%, 11/15/2024	2,610	2,616
5.500%, 07/15/2025	805	790
USG
5.500%, 03/01/2025 (B)	2,702	2,871
West
5.375%, 07/15/2022 (B)	980	887
XPO Logistics
6.500%, 06/15/2022 (B)	1,240	1,190
Zekelman Industries
8.250%, 03/15/2018 (B)	2,432	2,481

		200,775

Information Technology — 6.4%
ACI Worldwide
6.375%, 08/15/2020 (B)	830	858
Activision Blizzard
5.625%, 09/15/2021 (B)	2,500	2,625
Advanced Micro Devices
7.750%, 08/01/2020	5,635	4,903
7.500%, 08/15/2022	3,325	2,743
7.000%, 07/01/2024	3,380	2,670
6.750%, 03/01/2019	1,372	1,235
Amkor Technology
6.625%, 06/01/2021	1,090	1,073
6.375%, 10/01/2022	3,035	2,944
Anixter
5.500%, 03/01/2023	1,390	1,418
5.125%, 10/01/2021	3,432	3,500
Aspect Software
10.625%, 05/15/2017 (A)	915	1
3.000%, 05/23/2023	402	402
Bankrate
6.125%, 08/15/2018 (B)	3,170	3,178

152	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Belden
5.500%, 09/01/2022 (B)	$1,190	$1,202
Blackboard
7.750%, 11/15/2019 (B)	450	358
BMC Software Finance
8.125%, 07/15/2021 (B)	10,780	7,950
Boxer Parent PIK
9.000%, 10/15/2019 (B)	7,460	5,427
Cardtronics
5.125%, 08/01/2022	2,226	2,209
CDW LLC
5.500%, 12/01/2024	1,650	1,696
5.000%, 09/01/2023	2,250	2,261
Change Healthcare Holdings
6.000%, 02/15/2021 (B)	1,758	1,767
Cimpress
7.000%, 04/01/2022 (B)	1,078	1,086
CommScope Technologies Finance LLC
6.000%, 06/15/2025 (B)	3,940	4,009
Diamond 1 Finance
8.350%, 07/15/2046 (B)	2,010	2,046
8.100%, 07/15/2036 (B)	2,885	2,951
6.020%, 06/15/2026 (B)	2,111	2,134
5.450%, 06/15/2023 (B)	1,350	1,373
EarthLink Holdings
7.375%, 06/01/2020	1,950	2,050
Entegris
6.000%, 04/01/2022 (B)	3,725	3,846
First Data
7.000%, 12/01/2023 (B)	5,235	5,307
6.750%, 11/01/2020 (B)	3,735	3,931
5.750%, 01/15/2024 (B)	7,960	7,960
5.000%, 01/15/2024 (B)	5,118	5,115
IMS Health
6.000%, 11/01/2020 (B)	1,585	1,623
Infor Software Parent LLC
7.125%, 05/01/2021 (B)	3,264	2,725
Infor US
6.500%, 05/15/2022	6,826	6,263
Informatica LLC
7.125%, 07/15/2023 (B)	1,165	1,110
Magnachip Semiconductor
6.625%, 07/15/2021	1,170	924
Micron Technology
7.500%, 09/15/2023 (B)	7,725	8,111
5.875%, 02/15/2022	1,784	1,624
5.500%, 02/01/2025	1,705	1,428
5.250%, 01/15/2024 (B)	1,425	1,197
Microsemi
9.125%, 04/15/2023 (B)	1,105	1,213
NCR
5.000%, 07/15/2022	2,731	2,683

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
NeuStar
4.500%, 01/15/2023	$2,365	$2,028
NXP
5.750%, 02/15/2021 (B)	3,050	3,176
5.750%, 03/15/2023 (B)	905	948
4.625%, 06/01/2023 (B)	2,591	2,604
4.125%, 06/01/2021 (B)	1,563	1,574
Open Text
5.875%, 06/01/2026 (B)	2,048	2,053
Plantronics
5.500%, 05/31/2023 (B)	810	806
PTC
6.000%, 05/15/2024	1,005	1,046
Qorvo
7.000%, 12/01/2025 (B)	1,787	1,849
6.750%, 12/01/2023 (B)	1,429	1,472
Riverbed Technology
8.875%, 03/01/2023 (B)	1,530	1,576
Sabre Global
5.375%, 04/15/2023 (B)	895	915
5.250%, 11/15/2023 (B)	4,870	4,974
Solera LLC
10.500%, 03/01/2024 (B)	3,937	4,272
VeriSign
4.625%, 05/01/2023	2,777	2,812
Western Digital
10.500%, 04/01/2024 (B)	5,589	5,785
7.375%, 04/01/2023 (B)	3,983	4,142
WEX
4.750%, 02/01/2023 (B)	1,164	1,071
Zebra Technologies
7.250%, 10/15/2022	4,674	4,984

		169,216

Materials — 5.2%
AK Steel
8.750%, 12/01/2018	2,777	2,832
7.625%, 05/15/2020	1,832	1,475
Alcoa
5.125%, 10/01/2024	1,560	1,505
Aleris International
9.500%, 04/01/2021 (B)	566	582
7.875%, 11/01/2020	452	395
ArcelorMittal
7.250%, 02/25/2022	835	873
6.500%, 03/01/2021	923	955
Ashland
4.750%, 08/15/2022	2,510	2,539
Axalta Coating Systems US Holdings
7.375%, 05/01/2021 (B)	885	937
Ball
5.250%, 07/01/2025	4,774	4,971

SEI Institutional Investments Trust / Annual Report / May 31, 2016	153

SCHEDULE OF INVESTMENTS

High Yield Bond Fund (Continued)

May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
5.000%, 03/15/2022	$3,050	$3,187
Berry Plastics
6.000%, 10/15/2022 (B)	265	272
5.125%, 07/15/2023	75	75
Blue Cube Spinco
9.750%, 10/15/2023 (B)	4,842	5,593
BlueScope Steel Finance
6.500%, 05/15/2021 (B)	940	966
Chemours
7.000%, 05/15/2025	865	758
6.625%, 05/15/2023	1,380	1,239
Constellium
7.875%, 04/01/2021 (B)	2,750	2,791
5.750%, 05/15/2024 (B)	250	195
Cornerstone Chemical
9.375%, 03/15/2018 (B)	8,520	8,094
East Dubuque Nitrogen Partners
6.500%, 04/15/2021 (B)	380	385
Eldorado
6.125%, 12/15/2020 (B)	1,350	1,269
First Quantum Minerals
7.250%, 10/15/2019 (B)	1,833	1,540
6.750%, 02/15/2020 (B)	2,425	1,940
FMG Resources
6.875%, 04/01/2022 (B)	870	789
Freeport-McMoRan Oil & Gas LLC
6.500%, 11/15/2020	4,190	4,022
5.450%, 03/15/2043	5,245	3,958
3.550%, 03/01/2022	1,185	993
Graphic Packaging International
4.750%, 04/15/2021	1,346	1,407
Hecla Mining
6.875%, 05/01/2021	2,127	2,010
Hexion
10.000%, 04/15/2020	5,828	5,449
Hexion US Finance
8.875%, 02/01/2018	905	769
6.625%, 04/15/2020	7,408	6,297
Huntsman International LLC
5.125%, 11/15/2022	1,370	1,380
4.875%, 11/15/2020	685	697
IAMGOLD
6.750%, 10/01/2020 (B)	6,115	5,137
Ineos Group Holdings
5.875%, 02/15/2019 (B)	2,578	2,610
Joseph T Ryerson & Son
11.000%, 05/15/2022 (B)	1,335	1,372
Kaiser Aluminum
5.875%, 05/15/2024 (B)	195	200
Kraton Polymers LLC
10.500%, 04/15/2023 (B)	870	920

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
LSB Industries
7.750%, 08/01/2019	$1,590	$1,622
Mirabela Nickel
1.000%, 07/31/2044	23	—
New Gold
7.000%, 04/15/2020 (B)	1,425	1,430
6.250%, 11/15/2022 (B)	2,658	2,519
Nexeo Solutions LLC
8.375%, 03/01/2018	874	874
Noranda Aluminum Acquisition
11.000%, 06/01/2019	385	2
NOVA Chemicals
5.000%, 05/01/2025 (B)	7,570	7,475
Owens-Brockway Glass Container
6.375%, 08/15/2025 (B)	815	868
5.875%, 08/15/2023 (B)	1,275	1,351
Platform Specialty Products
10.375%, 05/01/2021 (B)	91	93
6.500%, 02/01/2022 (B)	2,690	2,389
PQ
6.750%, 11/15/2022 (B)	2,280	2,377
Rain CII Carbon LLC
8.250%, 01/15/2021 (B)	8,545	6,558
8.000%, 12/01/2018 (B)	2,640	2,294
Reichhold Holdings
15.000%, 03/13/2017 (F)	600	600
12.000%, 03/31/2017 (F)	989	989
Reichhold Industries
12.000%, 03/31/2017 (F)	385	385
9.000%, 05/08/2017 (A) (B)	1,056	—
Sappi Papier Holding GmbH
7.750%, 07/15/2017 (B)	400	414
Scotts Miracle-Gro
6.000%, 10/15/2023 (B)	790	837
Sealed Air
5.125%, 12/01/2024 (B)	500	514
4.875%, 12/01/2022 (B)	431	440
Signode Industrial Group Lux
6.375%, 05/01/2022 (B)	7,705	7,349
Smurfit Kappa Acquisitions
4.875%, 09/15/2018 (B)	1,400	1,466
Steel Dynamics
5.500%, 10/01/2024	1,140	1,172
Teck Resources
8.500%, 06/01/2024 (B)	1,221	1,252
8.000%, 06/01/2021 (B)	1,221	1,245
2.500%, 02/01/2018	1,362	1,372
TPC Group
8.750%, 12/15/2020 (B)	1,291	994
Trinseo Materials Operating SCA
6.750%, 05/01/2022 (B)	200	207

154	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
U.S. Steel
8.375%, 07/01/2021 (B)	$2,262	$2,336
US Concrete
6.375%, 06/01/2024 (B)	436	436
WR Grace
5.625%, 10/01/2024 (B)	105	111
5.125%, 10/01/2021 (B)	2,048	2,124

		137,473

Sovereign — 0.0%
Seminole Tribe
6.535%, 10/01/2020 (B)	1,095	1,150

Telecommunication Services — 10.8%
Aegis Merger Sub
10.250%, 02/15/2023 (B)	2,642	2,642
Altice Financing
7.500%, 05/15/2026 (B)	6,816	6,799
6.625%, 02/15/2023 (B)	998	998
6.500%, 01/15/2022 (B)	1,930	1,964
Altice Finco
8.125%, 01/15/2024 (B)	840	831
7.625%, 02/15/2025 (B)	280	263
Altice Luxembourg
7.750%, 05/15/2022 (B)	5,955	6,100
7.625%, 02/15/2025 (B)	490	484
Altice US Finance I
5.375%, 07/15/2023 (B)	4,875	4,962
Avaya
10.500%, 03/01/2021 (B)	699	197
9.000%, 04/01/2019 (B)	1,560	1,147
7.000%, 04/01/2019 (B)	1,495	1,084
CenturyLink
7.500%, 04/01/2024	2,544	2,517
6.750%, 12/01/2023	5,985	5,835
5.800%, 03/15/2022	1,220	1,177
5.625%, 04/01/2020	2,754	2,823
5.625%, 04/01/2025	2,001	1,771
Cequel Communications Holdings I LLC
7.750%, 07/15/2025 (B)	2,050	2,127
Clearwire Communications LLC
8.250%, 12/01/2040 (B)	759	769
Cogeco Cable
4.875%, 05/01/2020 (B)	1,050	1,075
Cogent Communications Finance
5.625%, 04/15/2021 (B)	2,500	2,488
Cogent Communications Group
5.375%, 03/01/2022 (B)	2,144	2,155
Columbus International
7.375%, 03/30/2021 (B)	830	867
CommScope
5.500%, 06/15/2024 (B)	1,693	1,706

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
5.000%, 06/15/2021 (B)	$1,000	$1,015
Digicel Group
8.250%, 09/30/2020 (B)	5,361	4,651
7.125%, 04/01/2022 (B)	400	309
6.750%, 03/01/2023 (B)	3,775	3,322
6.000%, 04/15/2021 (B)	2,170	1,922
Emerald Expositions Holding
9.000%, 06/15/2021 (B)	3,262	3,270
Frontier Communications
11.000%, 09/15/2025 (B)	13,992	14,237
10.500%, 09/15/2022 (B)	7,537	7,848
8.875%, 09/15/2020 (B)	1,356	1,441
7.625%, 04/15/2024	2,498	2,204
7.125%, 01/15/2023	1,255	1,120
6.875%, 01/15/2025	440	366
6.250%, 09/15/2021	200	187
GCI
6.750%, 06/01/2021	919	928
Gray Television
7.500%, 10/01/2020	2,505	2,627
Hughes Satellite Systems
7.625%, 06/15/2021	2,029	2,196
Inmarsat Finance
4.875%, 05/15/2022 (B)	1,755	1,549
Intelsat Jackson Holdings
8.000%, 02/15/2024 (B)	1,400	1,426
7.500%, 04/01/2021	4,291	2,918
7.250%, 04/01/2019	670	499
7.250%, 10/15/2020	8,525	5,946
6.625%, 12/15/2022	625	421
5.500%, 08/01/2023	4,067	2,613
Intelsat Luxembourg
7.750%, 06/01/2021	5,225	1,554
Level 3 Communications
5.750%, 12/01/2022	705	721
Level 3 Financing
5.625%, 02/01/2023	100	102
5.375%, 08/15/2022	360	366
5.375%, 01/15/2024	1,618	1,647
5.375%, 05/01/2025	5,935	6,040
5.125%, 05/01/2023	2,870	2,884
McGraw-Hill Global Education Holdings LLC
7.875%, 05/15/2024 (B)	240	250
Midcontinent Communications & Midcontinent Finance
6.875%, 08/15/2023 (B)	4,182	4,349
6.250%, 08/01/2021 (B)	440	456
Neptune Finco
10.875%, 10/15/2025 (B)	3,562	4,052
Nortel Networks
0.000%, 07/15/2011 (A)	2,209	1,944

SEI Institutional Investments Trust / Annual Report / May 31, 2016	155

SCHEDULE OF INVESTMENTS

High Yield Bond Fund (Continued)

May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Numericable-SFR
7.375%, 05/01/2026 (B)	$11,476	$11,577
6.250%, 05/15/2024 (B)	4,028	3,917
6.000%, 05/15/2022 (B)	6,655	6,625
Outfront Media Capital LLC
5.875%, 03/15/2025	2,800	2,912
5.250%, 02/15/2022	395	401
Quebecor Media
5.750%, 01/15/2023	2,160	2,214
Qwest Capital Funding
7.750%, 02/15/2031	730	622
RCN Telecom Services LLC
8.500%, 08/15/2020 (B)	1,175	1,210
Sable International Finance
6.875%, 08/01/2022 (B)	935	956
SBA Communications
4.875%, 07/15/2022	945	947
SBA Telecommunications
5.750%, 07/15/2020	634	653
SoftBank Group
6.000%, 07/30/2025	515	549
5.375%, 07/30/2022	245	260
4.500%, 04/15/2020 (B)	3,056	3,155
Sprint
7.875%, 09/15/2023	15,535	12,117
7.625%, 02/15/2025	8,503	6,396
7.250%, 09/15/2021	4,069	3,296
7.125%, 06/15/2024	4,865	3,661
Sprint Capital
8.750%, 03/15/2032	5,020	4,066
6.900%, 05/01/2019	545	509
6.875%, 11/15/2028	8,346	6,228
Sprint Communications
9.000%, 11/15/2018 (B)	1,780	1,893
7.000%, 03/01/2020 (B)	655	676
Telecom Italia
5.303%, 05/30/2024 (B)	1,125	1,133
T-Mobile USA
6.731%, 04/28/2022	2,695	2,826
6.633%, 04/28/2021	595	626
6.625%, 04/01/2023	5,255	5,570
6.542%, 04/28/2020	665	687
6.500%, 01/15/2026	8,767	9,271
6.375%, 03/01/2025	3,440	3,603
6.000%, 03/01/2023	565	589
6.000%, 04/15/2024	1,960	2,043
U.S. Cellular
6.700%, 12/15/2033	955	873
Unitymedia GmbH
6.125%, 01/15/2025 (B)	1,195	1,226
Unitymedia Hessen GmbH & KG
5.500%, 01/15/2023 (B)	2,500	2,578

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Univision Communications
8.500%, 05/15/2021 (B)	$2,200	$2,299
UPCB Finance IV
5.375%, 01/15/2025 (B)	3,240	3,302
UPCB Finance VI
6.875%, 01/15/2022 (B)	591	624
Videotron
5.375%, 06/15/2024 (B)	420	437
5.000%, 07/15/2022	3,705	3,853
Virgin Media Finance
5.750%, 01/15/2025 (B)	869	867
Virgin Media Secured Finance
5.500%, 08/15/2026 (B)	755	763
5.375%, 04/15/2021 (B)	2,876	2,990
5.250%, 01/15/2026 (B)	4,195	4,195
Wave Holdco LLC PIK
8.250%, 07/15/2019 (B)	793	793
WideOpenWest Finance LLC
10.250%, 07/15/2019	1,975	2,057
Wind Acquisition Finance
7.375%, 04/23/2021 (B)	2,755	2,607
4.750%, 07/15/2020 (B)	1,490	1,460
Windstream
7.750%, 10/01/2021	2,585	2,255
7.500%, 06/01/2022	1,465	1,220
7.500%, 04/01/2023	185	150
Windstream Services LLC
6.375%, 08/01/2023	810	623
Zayo Group LLC
6.375%, 05/15/2025	745	775
6.000%, 04/01/2023	6,732	6,917
Ziggo Bond Finance BV
5.875%, 01/15/2025 (B)	435	431

		284,644

Utilities — 1.6%
AES
7.375%, 07/01/2021	800	912
6.000%, 05/15/2026	305	309
5.500%, 03/15/2024	500	505
5.500%, 04/15/2025	1,730	1,717
4.875%, 05/15/2023	1,555	1,536
AmeriGas Finance LLC
7.000%, 05/20/2022	4,974	5,241
Calpine
5.750%, 01/15/2025	920	890
5.500%, 02/01/2024	810	784
5.375%, 01/15/2023	965	943
5.250%, 06/01/2026 (B)	4,770	4,770
Dynegy
7.625%, 11/01/2024	2,880	2,765
7.375%, 11/01/2022	1,015	979

156	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
5.875%, 06/01/2023	$903	$797
Enel
8.750%, 09/24/2073 (B) (E)	1,044	1,203
Ferrellgas
6.750%, 01/15/2022	97	91
GenOn Americas Generation LLC
9.125%, 05/01/2031	615	433
8.500%, 10/01/2021	4,725	3,544
GenOn Energy
9.500%, 10/15/2018	1,617	1,273
7.875%, 06/15/2017	1,056	890
LBC Tank Terminals Holding Netherlands
6.875%, 05/15/2023 (B)	2,800	2,702
NRG Energy
8.250%, 09/01/2020	185	192
7.875%, 05/15/2021	264	274
7.250%, 05/15/2026 (B)	323	322
6.250%, 07/15/2022	530	520
6.250%, 05/01/2024	2,638	2,565
NRG Yield Operating LLC
5.375%, 08/15/2024	917	883
NSG Holdings LLC
7.750%, 12/15/2025 (B)	1,882	2,019
Talen Energy Supply LLC
6.500%, 06/01/2025	221	194
4.625%, 07/15/2019 (B)	1,800	1,656
TerraForm Power Operating LLC
6.125%, 06/15/2025 (B)	1,405	1,212

		42,121

Total Corporate Obligations (Cost $2,181,146) ($ Thousands)		2,087,204

LOAN PARTICIPATIONS — 8.0%
21st Century Oncology, 1st Lien
6.500%, 04/30/2022	1,265	1,161
Acadia Healthcare Company, 1st Lien
3.750%, 02/11/2022	988	990
Accudyne Industries
4.000%, 12/13/2019 (E)	1,099	990
Affinion 4/10, Term Loan B
6.750%, 04/30/2018	4	4
Affinion Group Holdings, Tranche B
6.750%, 04/30/2018	2,208	2,014
Air Medical, Cov-Lite, Term Loan, 1st Lien
4.250%, 04/28/2022	1,995	1,973
Albertson’s, Term Loan B4, 1st Lien
5.500%, 08/25/2021	1,601	1,600
Alinta Energy Finance, Delayed Term Loan
6.375%, 08/13/2018	165	164
Alinta Ltd., Cov-Lite, 1st Lien
6.375%, 08/13/2019	2,489	2,471

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Amaya, Term Loan
5.000%, 08/01/2021	$1,880	$1,820
American Renal Holdings, Term Loan, 1st Lien
4.500%, 08/20/2019	2,000	2,001
American Tire Distributors, Cov-Lite, 2nd Lien
5.250%, 09/01/2021	1,317	1,278
ANVS Merger, 1st Lien
9.250%, 08/18/2021	1,300	1,186
5.500%, 02/18/2021	566	519
Applied Systems, 2nd Lien
7.500%, 01/24/2022	1,825	1,812
Ascena Retail Group, Cov-Lite, 1st Lien
5.250%, 08/21/2022	248	239
Ascena Retail Group, Cov-Lite, Term Loan, 1st Lien
5.250%, 08/21/2022	2,025	1,952
Aspect Software
10.250%, 05/07/2016	—	5
Asurion, LLC, Incremental Term Loan B-4, 1st Lien
5.000%, 08/04/2022	985	982
Asurion, LLC, Term Loan B-1
5.000%, 05/24/2019	457	457
Asurion, LLC, Term Loan, 2nd Lien
8.500%, 03/03/2021	4,240	4,140
Avago Technologies, Ltd., 1st Lien
4.250%, 02/01/2023 (E)	3,487	3,496
Avago Technologies, Term Loan B-1
4.250%, 02/01/2023	763	765
BJ’s Wholesale Club, 2nd Lien
8.500%, 03/26/2020	1,915	1,847
Blount International
7.250%, 04/12/2023	1,820	1,838
Blue Ribbon, LLC, 1st Lien
5.000%, 11/15/2021	1,825	1,823
BMC Foreign Holding
5.000%, 09/10/2020	1,494	1,325
Bway Intermediate, 1st Lien
5.500%, 08/14/2020	659	659
Bway Intermediate, Initial Term Loan
5.500%, 08/14/2020	29	29
Carestream Health, Cov-Lite, 2nd Lien
9.500%, 12/05/2019	7,964	7,466
CD&R Millennium, Term Loan
8.750%, 07/31/2022	700	642
Cengage Term Loan B
0.000%, 05/27/2023 (H)	1,862	1,860
Ceva Group, PLC, 1st Lien
6.500%, 03/19/2021	493	420
Ceva Intercompany, 1st Lien
6.500%, 03/19/2021	210	179

SEI Institutional Investments Trust / Annual Report / May 31, 2016	157

SCHEDULE OF INVESTMENTS

High Yield Bond Fund (Continued)

May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Ceva Logistics Canada, 1st Lien
6.500%, 03/19/2021	$36	$31
Chief Exploration, Term Loan
7.500%, 05/16/2021	654	527
Clear Channel Communications, Extended
Term Loan, 1st Lien
7.204%, 01/22/2019	7,258	5,557
Clubcorp, 1st Lien
4.250%, 12/15/2022	387	388
Cowlitz Tribal Gaming Authority
11.500%, 12/06/2021 (E)	4,500	4,208
CTI Foods, 2nd Lien
8.250%, 06/28/2021	950	869
Cumulus Media, 1st Lien
4.250%, 12/23/2020	4,971	3,517
Dex Media West, Term Loan
8.000%, 12/30/2016	1,478	599
Diebold
5.250%, 11/06/2023	1,225	1,226
Dollar Tree, Cov-Lite, Term Loan B-1
3.500%, 07/06/2022	570	573
Dollar Tree, Cov-Lite, Term Loan B-2
4.250%, 07/06/2022	330	330
Empire Generating, Term Loan
5.250%, 03/12/2021	2,054	1,643
Endurance International, Term Loan B, 1st Lien
6.480%, 11/09/2019	1,618	1,560
Energy & Exploration Partners
13.000%, 11/10/2021	244	244
5.000%, 05/13/2022	136	137
0.000%, 11/10/2021 (H)	94	—
Energy & Exploration Partners, Term Loan B, 1st Lien
7.750%, 01/22/2019	—	—
Energy Transfer Equity, Term Loan B, 1st Lien
3.250%, 12/02/2019	500	482
Evergreen Skillsoft, 1st Lien
5.750%, 04/28/2021	2,301	1,851
Expert Global, Term Loan B
8.500%, 04/02/2018	935	932
FMG Resources (August 2006) Pty Ltd.
4.250%, 06/30/2019 (E)	3,925	3,676
Foxwoods, 1st Lien
5.000%, 07/01/2018	1,572	1,385
Gardner Denver
4.250%, 07/30/2020 (E)	349	323
Gardner Denver, Inc., Initial Dollar Term Loan
4.250%, 07/30/2020	1	1
Global Aviation Holdings, 2nd Lien
10.000%, 07/13/2017 (A)	—	—
Greenway Medical Technologies, 1st Lien
6.000%, 11/04/2020	975	929

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Greenway Medical Technologies, Term Loan, 1st Lien
6.000%, 11/04/2020	$3	$2
Gymboree, Cov-Lite, 1st Lien
5.000%, 02/23/2018	4,689	3,587
Hanson Building, Term Loan B, 1st Lien
6.500%, 03/14/2022	1,394	1,392
Indivior 12/14 (USD), Term Loan
7.000%, 12/19/2019	28	27
Indivior Finance, Initial Term Loan
7.000%, 12/19/2019	2,069	1,997
Integra Telecom, 1st Lien
5.250%, 08/14/2020	1,266	1,219
Intelsat Jackson Holdings, Term Loan B-2
3.750%, 06/30/2019 (E)	880	809
Internet Brands, Cov-Lite, 2nd Lien
8.500%, 07/08/2022	2,347	2,282
J. Crew Group, 1st Lien
4.000%, 03/05/2021	2,163	1,605
J. Crew Group, Term Loan B
4.000%, 03/05/2021	2,387	1,771
JCPenney, Cov-Lite, 1st Lien
6.000%, 05/22/2018	1,594	1,594
KAR Auction Services
4.250%, 03/09/2023	1,800	1,810
KCA Deutag Drilling Ltd., Term Loan B, 1st Lien
6.250%, 05/18/2020	1,000	728
KCA Deutag Drilling, Ltd., Term Loan B, 1st Lien
6.250%, 05/18/2020	3	2
KIK Custom Products, Initial Loans
6.000%, 08/26/2022	1,330	1,312
Kraton Polymers, Ist Lien
6.000%, 01/06/2022	345	340
Laureate Education, 1st Lien
5.000%, 06/15/2018	540	523
Ligado Networks, LLC, 2nd Lien
13.500%, 12/07/2020	3,033	2,133
LightSquared L.P., 1st Lien
9.750%, 06/15/2020	2,693	2,477
Lions Gate, 2nd Lien
5.000%, 03/17/2022	2,109	2,098
Maple, Cov-Lite, Term Loan B, 1st Lien
5.250%, 03/03/2023	3,364	3,371
Marina District Finance, 1st Lien
6.500%, 08/15/2018	1,183	1,182
Mashantucket Pequot Tribe, 1st Lien
9.375%, 06/30/2020	9,886	8,625
Medical Card System, Term Loan
1.500%, 05/31/2019	1,975	1,215
Medical Card Systems
0.000%, 04/15/2022 (H)	368	—

158	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Metroflag, 2nd Lien
14.000%, 01/06/2009 (A)	$325	$—
MGM Growth Properties, 1st Lien
4.000%, 04/25/2023	579	583
Misys, 1st Lien
5.000%, 12/12/2018	972	976
Misys, 2nd Lien
12.000%, 06/12/2019	1,550	1,620
MKS Instruments, 1st Lien
4.750%, 05/01/2023	849	856
MMI, Term Loan
9.000%, 01/31/2020	3,110	2,597
Mohegan Tribal Gaming Authority, Term Loan B, 1st Lien
5.500%, 06/15/2018	4,040	4,023
Murray Energy, Cov-Lite, Term Loan B, 2nd Lien
7.500%, 04/16/2020	738	506
Nana Development, 1st Lien
8.000%, 03/13/2018	200	184
Nelson Education Equity
0.000%, 03/15/2021 (A) (H)	173	—
Nelson Education, 1st Lien
12.000%, 10/01/2020	1,039	371
New Millennium Holdco, LLC, Term Loan
7.500%, 12/21/2020	316	237
Nexstar Broadcasting
0.000%, 12/31/2049 (E) (H)	4,365	4,365
Nine West, Cov-Lite, Unsecured Guaranteed Term Loan
6.250%, 01/08/2020	8,228	1,838
NXP, Cov-Lite, Term Loan B, 1st Lien
3.750%, 12/07/2020	1,088	1,091
Ocean Rig, Term Loan B
5.500%, 07/25/2021	2,580	1,660
Ocean, Cov-Lite, Term Loan B1, 1st Lien
6.000%, 03/31/2021	2,148	938
ON Semiconductor
5.250%, 03/31/2023	2,330	2,345
Ortho-Clinical Diagnostics, 1st Lien
4.750%, 06/30/2021	146	138
Ortho-Clinical Diagnostics, Term Loan B
4.750%, 06/30/2021	310	294
Ortho-Clinical Diagnostics, Term Loan B, 1st Lien
4.750%, 06/30/2021	468	443
Oxbow Carbon & Minerals Holdings, 2nd Lien
8.000%, 01/17/2020	1,908	1,765
P2 Energy, 1st Lien
5.000%, 10/30/2020	1,084	973
Panda Temple Power, 1st Lien
7.250%, 04/03/2019	349	304

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Peak, Cov-Lite, 2nd Lien
8.250%, 06/17/2022	$2,335	$1,915
Penton Media, Cov-Lite, 2nd Lien
9.000%, 10/02/2020	2,743	2,681
Petco Animal Supplies, Term Loan B-1, 1st Lien
5.750%, 01/26/2023	3,192	3,212
Pierre Food, 2nd Lien
9.500%, 10/10/2017	3,340	3,365
PQ Corporation, 1st Lien
5.750%, 11/04/2022	625	630
Quorum Health, 1st Lien
6.750%, 04/29/2022	359	359
Riverbed Technology, 1st Lien
5.000%, 04/24/2022	1,698	1,703
Road Infrastructure Investment LLC, 2nd Lien
7.750%, 09/30/2021	300	296
Royal Holdings Inc, 2nd Lien
8.500%, 06/19/2023	436	414
Rue 21, Term Loan B, 1st Lien
5.625%, 10/09/2020	2,094	1,242
Seadrill Partners, LLC, Term Loan B, 1st Lien
4.000%, 02/21/2021	344	163
Skillsoft, Cov-Lite, 2nd Lien
9.250%, 04/28/2022	930	462
Solarwinds, Term Loan
6.500%, 02/03/2023	2,109	2,108
Solera, LLC, Term Loan B, 1st Lien
5.750%, 02/28/2023	645	649
Starwood Property Trust, Term Loan B
3.500%, 04/17/2020	1,975	1,970
Steinway Musical Instruments, 1st Lien
4.750%, 09/19/2019	1,170	1,123
Syncreon Holdings Ltd., Term Loan B, 1st Lien
5.250%, 10/28/2020	1,092	922
Syniverse Holdings, 1st Lien
4.000%, 04/23/2019	497	372
4.000%, 04/23/2019	915	689
Templar Energy, Cov-Lite, 2nd Lien
8.500%, 11/25/2020	2,793	456
Texas Competitive, Extended Term Loan
4.917%, 10/10/2017 (A)	4,218	1,318
Texas Competitive, Non-extended Term Loan
4.917%, 06/30/2016 (A)	13,711	4,193
The Hillman Companies, Term Loan B, 1st Lien
4.500%, 06/30/2021	309	306
The Neiman Marcus Group, Term Loan, 1st Lien
4.250%, 10/25/2020	1,878	1,720
Toys R Us, Term Loan
9.750%, 04/24/2020	1,719	1,430
Trans Union LLC, Replacement Term Loan
3.500%, 04/09/2021	3,484	3,483

SEI Institutional Investments Trust / Annual Report / May 31, 2016	159

SCHEDULE OF INVESTMENTS

High Yield Bond Fund (Continued)

May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Travelport, Term Loan
5.750%, 09/02/2021	$4,202	$4,211
True Religion Apparel, 1st Lien
5.875%, 07/30/2019	582	250
True Religion Apparel, Initial 1st Lien
5.875%, 07/30/2019	201	86
TSAM LLC, 1st Lien
7.750%, 09/12/2019	787	783
US Renal Care, Cov-Lite, 1st Lien
5.250%, 12/30/2022	2,867	2,842
Valeant, Term Loan B
4.000%, 04/01/2022	984	971
Varsity Brands, Cov-Lite, 1st Lien
5.000%, 12/10/2021	1,514	1,515
VAT, Cov-Lite, Term Loan
4.250%, 02/11/2021	784	778
Vertafore, Term Loan
9.750%, 10/27/2017	780	782
Vizient, Cov-Lite, 1st Lien
6.250%, 02/13/2023	1,810	1,832
Walter Investment Management, Term Loan B, 1st Lien
4.750%, 12/18/2020	1,530	1,293
Weight Watchers International, Term Loan B2
4.000%, 04/02/2020	603	447
Weight Watchers International, Term Loan B2, 1st Lien
4.000%, 04/02/2020	2	1
Western Digital, 1st Lien
6.250%, 04/29/2023	2,431	2,421
Wilton Brands, 1st Lien
8.500%, 08/30/2018	4,044	3,592
Windstream Services, 1st lien
5.750%, 03/29/2021	893	894
York Risk Services Holding, Term Loan B
4.750%, 10/01/2021	1,071	945
York Risk Services, Cov-Lite, 1st Lien
4.750%, 10/01/2021	141	124

Total Loan Participations (Cost $235,875) ($ Thousands)		212,251

COLLATERALIZED DEBT OBLIGATIONS — 6.9%
B&M CLO Ltd., Ser 2014-1A, Cl D
5.383%, 04/16/2026 (B) (E)	3,529	2,548
B&M CLO Ltd., Ser 2014-1A, Cl C
4.383%, 04/16/2026 (B) (E)	2,142	1,874
B&M CLO Ltd., Ser 2014-1A, Cl E
6.383%, 04/16/2026 (B) (E)	2,520	1,423
Battalion CLO III Ltd., Ser 2012-3A, Cl SUB
0.000%, 01/18/2025 (B)	2,697	1,377

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Battalion CLO IV Ltd., Ser 2013-4A, Cl SUB
0.000%, 10/22/2025 (B)	$1,560	$468
Battalion CLO V Ltd., Ser 2014-5A, Cl SUB
0.000%, 04/17/2026 (B)	3,445	1,033
Battalion CLO VII Ltd., Ser 2014-7A, Cl D
5.933%, 10/17/2026 (B) (E)	2,323	1,554
Battalion CLO VII Ltd., Ser 2014-7A, Cl SUB
0.000%, 10/17/2026 (B)	4,118	1,688
Battalion CLO VIII Ltd., Ser 2015-8A, Cl SUB
0.000%, 04/18/2027 (B)	4,720	3,634
Battalion CLO VIII Ltd., Ser 2015-8A, Cl D
6.083%, 04/18/2027 (B) (E)	1,268	983
Battalion CLO X Ltd.
0.000%, 06/15/2022	7	822
Benefit Street Partners CLO III, Ser 2013-IIIA, Cl SUB
0.000%, 01/20/2026 (B) (F)	3,615	1,952
Benefit Street Partners CLO IV
0.000%, 07/20/2026 (B)	3	2,156
Benefit Street Partners CLO V
0.000%, 10/20/2026 (B)	6,413	3,623
Benefit Street Partners CLO VIII
0.000%, 01/20/2028 (B)	90	8,100
Benefit Street Partners CLO, Ser 2015-IA, Cl DR
7.128%, 10/15/2025 (B) (E)	1,556	1,338
Benefit Street Partners CLO, Ser 2015-VIA
0.000%, 04/18/2027	9,535	7,151
Benefit Street Partners CLO, Ser 2015-VII, Cl SUB
0.000%, 07/18/2027	9,035	6,627
Carlyle Global Market Strategies CLO Ltd., Ser 14-3A, Cl SUB
0.000%, 07/27/2026 (B)	4,812	3,068
Cathedral Lake CLO III Ltd.
0.000%, 01/15/2026 (B)	2,506	2,030
Cathedral Lake CLO Ltd., Ser 2015-3A, Cl E
8.178%, 01/15/2026 (B) (E)	1,575	1,473
Cathedral Lake CLO Ltd., Ser 2015-3A, Cl D
6.128%, 01/15/2026 (B) (E)	1,718	1,709
Cedar Funding V CLO, Ser 2016-5A, Cl SUB
0.000%, 07/17/2028 (B) (E)	28	2,370
CIFC Funding, Ser 2012-2A, Cl SUB
0.000%, 12/05/2024 (B)	23	1,110
CVP Cascade CLO Ltd., Ser 2014-2A, Cl D
5.433%, 07/18/2026 (B) (E)	1,752	1,065
CVP Cascade CLO Ltd., Ser 2014-2A, Cl E
6.420%, 07/18/2026 (B) (E)	2,531	1,402
Fifth Street Senior Loan Fund I LLC, Ser 2015- 1A, Cl E
7.834%, 01/20/2027 (B) (E)	5,110	4,382
Fifth Street SLF II, Ser 2015-2A, Cl SUB
0.000%, 09/29/2027 (B)	6,200	5,348

160	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Fifth Street SLF II, Ser 2015-2A, Cl D
7.938%, 09/29/2027 (B) (E)	$6,350	$5,454
Figueroa CLO, Ser 2013-1I, Cl SUB
0.000%, 03/21/2024	7,644	4,195
Figueroa CLO, Ser 2013-2A, Cl SUB
0.000%, 12/18/2025 (B)	3,070	1,982
Fortress Credit Opportunities III CLO LP,
Ser 2014-3A, Cl E
6.877%, 04/28/2026 (B) (E)	3,518	3,070
Fortress Credit Opportunities VI CLO, Ser 2015- 6A, Cl F
7.385%, 03/31/2027 (B) (E)	2,270	2,038
Great Lakes CLO Ltd, Ser 2015-1, Cl SUB
0.000%, 07/15/2026 (B) (E)	5,593	4,195
Great Lakes CLO Ltd., Ser 2012-1A, Cl SUB
0.000%, 01/15/2023 (B)	2,877	1,956
Great Lakes CLO Ltd., Ser 2012-1A, Cl E
6.128%, 01/15/2023 (B) (E)	3,292	2,601
Great Lakes CLO Ltd., Ser 2014-1A, Cl SUB
0.000%, 04/15/2025 (B) (E)	7,057	5,010
Great Lakes CLO Ltd., Ser 2014-1A, Cl F
6.628%, 04/15/2025 (B) (E)	2,520	1,336
Great Lakes CLO Ltd., Ser 2015-1A, Cl F
8.128%, 07/15/2026 (B) (E)	1,756	957
Great Lakes CLO Ltd., Ser 2015-1A, Cl E
7.328%, 07/15/2026 (B) (E)	3,854	2,852
Hildene CLO Ltd., Ser 2014-2A, Cl E
5.733%, 07/19/2026 (B) (E)	2,013	1,548
Hildene CLO Ltd., Ser 2014-2A, Cl D
4.333%, 07/19/2026 (B) (E)	2,013	1,826
Jamestown CLO VII, Ser 2015-7A, Cl D
6.138%, 07/25/2027 (B) (E)	2,291	1,781
Jamestown CLO VII, Ser 2015-7A, Cl E
7.388%, 07/25/2027 (B) (E)	2,291	1,600
JFIN CLO 2015-II, Ser 2015-2A, Cl E
7.633%, 10/19/2026 (B) (E)	5,000	4,325
JFIN Revolver CLO Ltd., Ser 2013-1A, Cl B
2.634%, 01/20/2021 (B) (E)	2,010	1,995
JFIN Revolver CLO Ltd., Ser 2014-2A, Cl C
3.386%, 02/20/2022 (B) (E)	2,049	1,982
KVK CLO, Ser 2012-2A, Cl SUB
0.000%, 02/10/2025 (B)	2,956	931
Lockwood Grove CLO Ltd., Ser 2014-1A, Cl SUB
0.000%, 01/25/2024 (B)	4,865	3,308
Lockwood Grove CLO Ltd., Ser 2014-1A, Cl E
7.198%, 01/25/2024 (B) (E)	2,809	2,584
MidOcean Credit CLO III, Ser 2014-3A, Cl F
6.635%, 07/21/2026 (B) (E)	2,032	1,345
Nelder Grove CLO Ltd., Ser 2014-1A, Cl E
7.424%, 08/28/2026 (B) (E)	3,074	2,306
Nelder Grove CLO Ltd., Ser 2014-1A, Cl D1
5.194%, 08/28/2026 (B) (E)	2,049	1,849

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Neuberger Berman CLO XIII, Ser 2012-13A, Cl SUB
0.000%, 01/23/2024 (B)	$542	$146
Neuberger Berman CLO XVI, Ser 2014-16A, Cl SUB
0.000%, 04/15/2026 (B)	2,625	1,208
Neuberger Berman CLO XVI, Ser 2014-16A, Cl SFN
0.150%, 04/15/2026 (B)	175	82
NewStar Arlington Senior Loan Program LLC, Ser 2014-1A, Cl E
6.738%, 07/25/2025 (B) (E)	2,026	1,650
NewStar Clarendon Fund CLO LLC, Ser 2015-1A, Cl E
6.688%, 01/25/2027 (B) (E)	4,470	3,487
NXT Capital CLO LLC, Ser 2012-1A, Cl E
8.134%, 07/20/2022 (B) (E)	3,047	2,864
OCP CLO, Ser 2012-2A, Cl SUB
0.000%, 11/22/2023 (B)	2,940	1,029
Peaks CLO Ltd., Ser 2014-1A, Cl D
5.128%, 06/15/2026 (B) (E)	1,015	891
Rockwall CDO, Ser 2007-1A, Cl A1LA
0.887%, 08/01/2024 (B) (E)	13,235	12,871
Shackleton CLO Ltd., Ser 2014-6A, Cl SUB
0.000%, 07/17/2026 (B) (E)	7,965	2,788
Trinitas CLO Ltd., Ser 2014-1A, Cl SUB
0.000%, 04/15/2026 (B)	3,530	1,659
Trinitas CLO Ltd., Ser 2014-2A, Cl D
4.428%, 07/15/2026 (B) (E)	2,481	1,861
Venture X CLO, Ser 2012-10A, Cl SUB
0.000%, 07/20/2022 (B)	7,029	3,163
Venture XI CLO, Ser 2012-11A, Cl SUB
0.000%, 11/14/2022 (B)	7,097	2,555
Venture XII CLO, Ser 2013-12A, Cl SUB
0.000%, 02/28/2024 (B)	3,764	1,656
Venture XIV CLO, Ser 2013-14A, Cl SFN
0.100%, 08/28/2025 (B)	113	51
Venture XIV CLO, Ser 2013-14A, Cl SUB
0.000%, 08/28/2025 (B)	1,842	801
Venture XV CLO, Ser 2013-15A, Cl SUB
0.000%, 07/15/2025 (B)	3,475	1,703
Venture XXII CLO, Ser 2016-22A, Cl E
7.371%, 01/15/2028 (B) (E)	1,589	1,454
Venture XXII CLO, Ser 2016-22A, Cl SUB
0.000%, 01/15/2028 (B) (E)	30	2,499
Venture XXII CLO, Ser 2016-22A, Cl F
8.471%, 01/15/2028 (B) (E)	1,108	881

Total Collateralized Debt Obligations (Cost $188,672) ($ Thousands)		180,633

SEI Institutional Investments Trust / Annual Report / May 31, 2016	161

SCHEDULE OF INVESTMENTS

High Yield Bond Fund (Continued)

May 31, 2016

Description	Face Amount ($ Thousands)/Shares	Market Value ($ Thousands)

MUNICIPAL BONDS — 0.5%

Connecticut — 0.2%
Mohegan Tribal Finance Authority, RB Callable 02/01/2023 @ 100
7.000%, 02/01/2045 (B)	$4,850	$4,872

Puerto Rico — 0.1%
Commonwealth of Puerto Rico, Ser A, GO
Callable 07/01/2017 @ 100
5.250%, 07/01/2037	185	113
Commonwealth of Puerto Rico, Ser A, GO
Callable 07/01/2022 @ 100
5.125%, 07/01/2037	1,065	649
5.000%, 07/01/2041	1,075	654
Commonwealth of Puerto Rico, Ser A, GO Callable 07/01/2020 @ 100
8.000%, 07/01/2035	2,690	1,755

		3,171

Texas — 0.2%
Texas State, Public Finance Authority, TX
Windstorm Insurance, RB Callable 07/01/2019 @ 100
8.250%, 07/01/2024	5,455	5,604

Total Municipal Bonds (Cost $14,238) ($ Thousands)		13,647

CONVERTIBLE BONDS — 0.3%
Cheniere Energy CV to 7.2265
4.250%, 03/15/45	908	513
Liberty Media CV to 16.7764
3.750%, 02/15/30	7,885	4,529
Liberty Media CV to 22.9469
4.000%, 11/15/29	3,912	2,279
Mirabela Nickel
9.500%, 06/24/19 (B) (D) (F)	1,082	270
Mirant CV to 14.7167
0.000%, 06/15/21 (A)	1,950	—
Walter Investment Management CV to 17.0068
4.500%, 11/01/19	1,566	754
Whiting Petroleum CV to 25.6410
1.250%, 04/01/20 (B)	395	300

Total Convertible Bonds (Cost $11,009) ($ Thousands)		8,645

COMMON STOCK — 0.2%
Aspect Software CR1* (G)	40,500	376
Aspect Software CR2* (G)	2,248	21
Cengage Learning Holdings II*	2,860	59
Ceva Holdings*	561	224

Description	Face Amount ($ Thousands)/Shares	Market Value ($ Thousands)
CUI Acquisition*	3	$244
Dana Holding	118,652	1,426
Energy & Exploration*	65	36
Global Aviation Holdings, Cl A*	101,199	—
Houghton Mifflin Harcourt*	37,762	650
Millennium*	9,243	36
Mirabela Nickel* (F)	4,317,306	—
MModal*	43,639	524
NII Holdings*	109,107	405
Quad, Cl A	1,125	22
Reichhold Industries* (F)	1,755	1,093

Total Common Stock (Cost $8,304) ($ Thousands)		5,116

PREFERRED STOCK — 0.2%
Aspen Insurance Holdings, 5.950% (E)	92,000	2,544
Ceva Holdings, 0.000%*	1,214	486
GMAC Capital Trust I, 8.125% (E)	28,000	701
SLM, 2.037% (E)	22,927	1,114

Total Preferred Stock (Cost $5,612) ($ Thousands)		4,845

ASSET-BACKED SECURITY — 0.0%

Other Asset-Backed Securities — 0.0%
Airplanes, Pass-Through Trust, Ser 2001-1A, Cl A9
0.984%, 03/15/2019 (B) (E)	1,509	379

Total Asset-Backed Security (Cost $1,258) ($ Thousands)		379

	Number of Warrants

WARRANTS — 0.0%
MModal A, Expires 07/31/17
Strike Price $40.00*	15,753	—
MModal B, Expires 07/31/17
Strike Price $47.50*	20,773	—

		—

Total Warrants (Cost $15) ($ Thousands)		—

162	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 4.6%
SEI Daily Income Trust, Prime Obligation Fund, Cl A
0.270%**†	120,669,040	$120,669

Total Cash Equivalent (Cost $120,669) ($ Thousands)		120,669

Total Investments — 99.8% (Cost $2,766,798) ($ Thousands)		$2,633,389

Percentages	are based on a Net Assets of $2,639,919 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of May 31, 2016.

†	Investment in Affiliated Security (see Note 6).

(A)	Security is in default on interest payment.

(B)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2016, the value of these securities amounted to $1,134,063 ($ Thousands), 43.0% representing of the net assets of the Fund.

(C)	Step Bonds — The rate reflected on the Schedule of Investments is the effective yield on May 31, 2016. The coupon on a step bond changes on a specified date.

(D)	Securities considered illiquid. The total value of such securities as of May 31, 2016 was $273 ($ Thousands) and represented 0.0% of Net Assets.

(E)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of May 31, 2016.

(F)	Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of May 31, 2016 was $5,291 ($ Thousands) and represented 0.2% of Net Assets.

(G)	Securities considered restricted. The total market value of such securities as of May 31, 2016 was $398 ($ Thousands) and represented 0.0% of Net Assets.

(H)	Unsettled bank loan. Interest rate not available.

Cl — Class

CDO — Collateralized Debt Obligation

CLO — Collateralized Loan Obligation

CV — Convertible Security

GO — General Obligation

LLC — Limited Liability Company

L.P. — Limited Partnership

Ltd — Limited

PIK — Payment-in-Kind

PLC — Public Limited Company

Pty — Proprietary

RB — Revenue Bond

Ser — Series

USD — U.S. Dollar

The following is a list of the level of inputs used as of May 31, 2016, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$2,076,730	$10,474	$2,087,204
Loan Participations	—	204,403	7,848	212,251
Collateralized Debt Obligations	—	—	180,633	180,633
Municipal Bonds	—	3,171	10,476	13,647
Convertible Bonds	—	8,375	270	8,645
Common Stock	3,030	—	2,086	5,116
Preferred Stock	3,245	1,114	486	4,845
Asset-Backed Security	—	379	—	379
Warrants	—	—	—	—
Cash Equivalent	120,669	—	—	120,669

Total Investments in Securities	$126,944	$2,294,172	$212,273	$2,633,389

SEI Institutional Investments Trust / Annual Report / May 31, 2016	163

SCHEDULE OF INVESTMENTS

High Yield Bond Fund (Concluded)

May 31, 2016

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value ($ Thousands).

	Investments in Corporate Obligations	Investments in Collateralized Debt Obligations	Investments in Loan Participations	Investments in Convertible Bonds	Investments in Common Stock	Investments in Warrants	Investments in Preferred Stock	Investments in Municipal Bonds
Balance as of May 31, 2015	$1,936	$173,964	$5,686	$986	$1,406	$13	$—	$—
Accrued discounts/premiums	50	242	24	(2)	—	—	—	—
Realized gain/(loss)	5	5,851	(562)	—	36	8	—	—
Change in unrealized appreciation/depreciation	(53)	(20,947)	(348)	(809)	156	(13)	—	—
Purchases	98	68,442	1,632	95	—	—	—	—
Sales	(5)	(52,374)	(2,009)	—	(36)	(8)	—	—
Net transfer into Level 3	8,443	5,455	4,208	—	524	—	486	10,476
Net transfer out of Level 3	—	—	(783)	—	—	—	—	—

Ending Balance as of May 31, 2016	$10,474	$180,633	$7,848	$270	$2,086	$—	$486	$10,476

Changes in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$(3,380)	$(20,947)	$(429)	$(1,272)	$(165)	$(13)	$(607)	$234

For the period ended May 31, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the period ended May 31, 2016, there were transfers between Level 2 and Level 3 assets and liabilities. The transfers were due to changes in the availability of observable inputs used to determine fair value.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements

164	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Long Duration Fund

May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS — 68.4%

Consumer Discretionary — 5.5%
21st Century Fox America
8.150%, 10/17/2036	$2,015	$2,743
7.850%, 03/01/2039	3,900	5,545
7.750%, 01/20/2024	125	160
7.625%, 11/30/2028	2,411	3,211
7.430%, 10/01/2026	775	973
6.900%, 08/15/2039	2,450	3,199
6.750%, 01/09/2038	360	445
6.550%, 03/15/2033	2,170	2,615
6.400%, 12/15/2035	875	1,080
6.150%, 02/15/2041	3,000	3,670
4.950%, 10/15/2045	650	708
Amazon.com
4.950%, 12/05/2044	2,015	2,355
AutoZone
3.125%, 07/15/2023	785	799
Bed Bath & Beyond
4.915%, 08/01/2034	505	469
Charter Communications Operating LLC
6.484%, 10/23/2045 (A)	1,510	1,734
6.384%, 10/23/2035 (A)	6,370	7,290
Comcast
6.950%, 08/15/2037	1,655	2,323
6.450%, 03/15/2037	3,470	4,613
6.400%, 05/15/2038	7,298	9,743
5.700%, 07/01/2019	100	112
5.650%, 06/15/2035	1,035	1,300
4.650%, 07/15/2042	1,650	1,808
4.600%, 08/15/2045	1,645	1,812
4.400%, 08/15/2035	500	544
4.250%, 01/15/2033	4,805	5,141
4.200%, 08/15/2034	1,910	2,030
Cox Communications
7.625%, 06/15/2025	300	342
6.950%, 06/01/2038 (A)	3,183	3,211
4.700%, 12/15/2042 (A)	900	776

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Cox Enterprises
7.375%, 07/15/2027 (A)	$1,300	$1,526
Discovery Communications LLC
4.875%, 04/01/2043	1,070	949
General Motors
6.750%, 04/01/2046	2,785	3,263
6.600%, 04/01/2036	1,075	1,233
6.250%, 10/02/2043	2,005	2,205
Grupo Televisa
6.125%, 01/31/2046	1,965	2,068
Home Depot
4.250%, 04/01/2046	1,545	1,680
4.200%, 04/01/2043	1,035	1,099
3.350%, 09/15/2025	1,020	1,089
Johnson Controls
4.950%, 07/02/2064	1,645	1,530
4.625%, 07/02/2044	770	769
3.625%, 07/02/2024	1,095	1,126
Lowe’s
5.125%, 11/15/2041	2,825	3,318
4.375%, 09/15/2045	975	1,053
Macy’s Retail Holdings
4.500%, 12/15/2034	1,755	1,492
McDonald’s MTN
4.700%, 12/09/2035	1,165	1,254
4.600%, 05/26/2045	850	908
NBCUniversal Media LLC
6.400%, 04/30/2040	1,006	1,343
5.950%, 04/01/2041	2,075	2,637
Newell Brands
5.500%, 04/01/2046	2,000	2,285
Target
6.650%, 08/01/2028	435	548
TCI Communications
7.875%, 02/15/2026	3,070	4,287
Thomson Reuters
4.300%, 11/23/2023	1,075	1,155
Tiffany
4.900%, 10/01/2044	805	796
Time Warner
7.700%, 05/01/2032	4,322	5,772
7.625%, 04/15/2031	8,420	11,215
6.250%, 03/29/2041	3,400	4,135
6.100%, 07/15/2040	1,220	1,448
Time Warner Cable
7.300%, 07/01/2038	755	909
6.750%, 06/15/2039	775	880
6.550%, 05/01/2037	1,000	1,127
5.875%, 11/15/2040	855	894
5.500%, 09/01/2041	2,935	2,960
4.500%, 09/15/2042	595	531

SEI Institutional Investments Trust / Annual Report / May 31, 2016	165

SCHEDULE OF INVESTMENTS

Long Duration Fund (Continued)

May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Viacom
5.850%, 09/01/2043	$3,755	$3,572
5.250%, 04/01/2044	255	230
4.850%, 12/15/2034	2,180	1,939
4.375%, 03/15/2043	6,078	4,649
Walt Disney
4.125%, 12/01/2041	475	508

		151,133

Consumer Staples — 5.4%
Ahold Finance USA
6.875%, 05/01/2029	600	770
Altria Group
5.375%, 01/31/2044	1,710	2,080
Anheuser-Busch InBev Finance
4.900%, 02/01/2046	23,441	26,168
4.700%, 02/01/2036	8,195	8,871
Anheuser-Busch InBev Worldwide
6.375%, 01/15/2040	1,075	1,391
3.750%, 07/15/2042	1,200	1,147
Bestfoods
7.250%, 12/15/2026	170	239
Bowdoin College
4.693%, 07/01/2112	8,007	8,242
Coca-Cola Femsa
3.875%, 11/26/2023	3,310	3,473
CVS Health
5.125%, 07/20/2045	6,415	7,460
3.875%, 07/20/2025	155	167
2.875%, 06/01/2026	2,760	2,746
CVS Pass-Through Trust
8.353%, 07/10/2031 (A)	6,785	8,676
General Mills
5.400%, 06/15/2040	815	978
Kraft Heinz Foods
6.875%, 01/26/2039	865	1,143
5.200%, 07/15/2045 (A)	2,780	3,125
5.000%, 07/15/2035 (A)	660	727
5.000%, 06/04/2042	3,430	3,738
4.375%, 06/01/2046 (A)	5,485	5,550
Massachusetts Institute of Technology
5.600%, 07/01/2111	665	878
4.678%, 07/01/2114	4,365	4,922
Mondelez International
4.000%, 02/01/2024	2,965	3,220
Northwestern University
4.643%, 12/01/2044	150	182
Pepsi Bottling Group
7.000%, 03/01/2029	350	489
PepsiCo
3.600%, 08/13/2042	1,010	972

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Pernod Ricard
5.500%, 01/15/2042 (A)	$880	$993
4.450%, 01/15/2022 (A)	675	732
Philip Morris International
6.375%, 05/16/2038	325	431
4.500%, 03/20/2042	3,665	3,956
4.250%, 11/10/2044	1,245	1,302
4.125%, 03/04/2043	1,125	1,151
3.875%, 08/21/2042	1,710	1,685
SABMiller Holdings
4.950%, 01/15/2042 (A)	1,380	1,533
Tufts University
5.017%, 04/15/2112	2,982	3,384
University of Southern California
5.250%, 10/01/2111	1,590	1,946
Walgreens Boots Alliance
4.800%, 11/18/2044	3,980	4,101
4.650%, 06/01/2046	1,640	1,663
3.450%, 06/01/2026	3,800	3,799
Wal-Mart Stores
6.200%, 04/15/2038	2,650	3,630
5.625%, 04/01/2040	3,040	3,911
5.625%, 04/15/2041	1,635	2,107
5.000%, 10/25/2040	430	516
4.750%, 10/02/2043	5,045	5,887
4.300%, 04/22/2044	7,700	8,485

		148,566

Energy — 9.2%
Alta Wind Holdings
7.000%, 06/30/2035 (A)	1,523	1,651
Anadarko Finance
7.500%, 05/01/2031	1,465	1,659
Anadarko Holding
7.150%, 05/15/2028	3,290	3,501
Anadarko Petroleum
6.600%, 03/15/2046	970	1,081
6.450%, 09/15/2036	590	633
4.610%, 10/10/2036 (B)	18,000	6,728
4.500%, 07/15/2044	3,575	3,044
Apache
5.250%, 02/01/2042	310	307
5.100%, 09/01/2040	400	399
4.750%, 04/15/2043	2,945	2,842
4.250%, 01/15/2044	1,045	945
BG Energy Capital
5.125%, 10/15/2041 (A)	2,430	2,618
BP Capital Markets
3.814%, 02/10/2024	3,300	3,469
3.535%, 11/04/2024	100	102
Burlington Resources Finance
7.200%, 08/15/2031	25	30

166	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Canadian Natural Resources
5.850%, 02/01/2035	$150	$140
3.900%, 02/01/2025	1,500	1,385
Cenovus Energy
5.200%, 09/15/2043	1,030	815
3.800%, 09/15/2023	250	223
Columbia Pipeline Group
5.800%, 06/01/2045	570	617
4.500%, 06/01/2025	1,045	1,081
Conoco Funding
7.250%, 10/15/2031	620	752
6.950%, 04/15/2029	1,700	2,042
ConocoPhillips
6.500%, 02/01/2039	4,315	5,328
5.950%, 03/15/2046	2,560	3,042
5.900%, 05/15/2038	4,038	4,632
4.300%, 11/15/2044	5,080	4,916
Devon Energy
7.950%, 04/15/2032	285	307
5.600%, 07/15/2041	2,160	1,893
4.750%, 05/15/2042	2,790	2,283
Ecopetrol
5.875%, 05/28/2045	2,050	1,652
El Paso Natural Gas
8.375%, 06/15/2032	475	522
7.500%, 11/15/2026	2,580	2,743
Encana
6.500%, 02/01/2038	3,350	2,960
Energy Transfer Partners
8.250%, 11/15/2029	1,825	2,113
6.500%, 02/01/2042	3,000	2,899
6.125%, 12/15/2045	3,493	3,297
5.950%, 10/01/2043	5,795	5,247
5.150%, 02/01/2043	1,000	830
5.150%, 03/15/2045	884	752
Eni
5.700%, 10/01/2040 (A)	2,930	2,859
EnLink Midstream Partners
5.600%, 04/01/2044	2,750	2,103
5.050%, 04/01/2045	500	369
Ensco
5.750%, 10/01/2044	1,720	1,002
Enterprise Products Operating LLC
6.650%, 10/15/2034	2,140	2,460
6.125%, 10/15/2039	360	396
5.700%, 02/15/2042	2,722	2,952
5.100%, 02/15/2045	2,775	2,822
4.950%, 10/15/2054	1,130	1,050
4.900%, 05/15/2046	3,610	3,602
4.850%, 03/15/2044	1,955	1,924
4.450%, 02/15/2043	2,780	2,589
3.750%, 02/15/2025	2,565	2,617

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Exxon Mobil
3.567%, 03/06/2045	$1,555	$1,515
Halliburton
5.000%, 11/15/2045	850	871
4.850%, 11/15/2035	750	771
Hess
5.600%, 02/15/2041	1,960	1,895
Kinder Morgan
5.550%, 06/01/2045	1,830	1,685
5.300%, 12/01/2034	4,891	4,432
Kinder Morgan Energy Partners
6.375%, 03/01/2041	6,875	6,722
3.950%, 09/01/2022	2,560	2,509
Lasmo
7.300%, 11/15/2027	3,835	4,578
Marathon Oil
6.600%, 10/01/2037	3,820	3,668
5.200%, 06/01/2045	1,475	1,239
Marathon Petroleum
6.500%, 03/01/2041	4,198	4,190
Motiva Enterprises
6.850%, 01/15/2040 (A)	3,515	4,092
Nexen Energy ULC
7.400%, 05/01/2028	2,105	2,711
Noble Energy
5.250%, 11/15/2043	4,390	4,183
5.050%, 11/15/2044	4,310	4,100
Panhandle Eastern Pipeline
8.125%, 06/01/2019	725	782
Petro-Canada
7.875%, 06/15/2026	45	56
6.800%, 05/15/2038	1,510	1,805
5.950%, 05/15/2035	760	824
Petroleos Mexicanos MTN
6.875%, 08/04/2026 (A)	1,310	1,424
6.500%, 06/02/2041	4,980	4,706
6.375%, 01/23/2045	8,330	7,799
5.625%, 01/23/2046	1,840	1,562
5.500%, 06/27/2044	1,820	1,520
Phillips 66
5.875%, 05/01/2042	1,860	2,091
4.875%, 11/15/2044	4,560	4,738
Pride International
7.875%, 08/15/2040	2,147	1,470
Schlumberger Holdings
4.000%, 12/21/2025 (A)	2,800	2,920
Shell International Finance
6.375%, 12/15/2038	2,427	3,105
4.550%, 08/12/2043	6,405	6,685
4.375%, 05/11/2045	1,365	1,410
4.125%, 05/11/2035	1,905	1,945
4.000%, 05/10/2046	3,110	3,027

SEI Institutional Investments Trust / Annual Report / May 31, 2016	167

SCHEDULE OF INVESTMENTS

Long Duration Fund (Continued)

May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Southern Natural Gas
7.350%, 02/15/2031	$1,223	$1,252
Spectra Energy Capital
6.750%, 02/15/2032	1,510	1,537
3.300%, 03/15/2023	2,540	2,342
Spectra Energy Partners
4.500%, 03/15/2045	500	472
Statoil
6.800%, 01/15/2028	360	464
6.500%, 12/01/2028 (A)	1,140	1,504
4.800%, 11/08/2043	455	511
3.950%, 05/15/2043	1,875	1,831
Suncor Energy
6.500%, 06/15/2038	1,465	1,741
Sunoco Logistics Partners Operations
5.350%, 05/15/2045	1,375	1,238
5.300%, 04/01/2044	1,750	1,549
TC PipeLines
4.375%, 03/13/2025	1,000	914
Tennessee Gas Pipeline
8.375%, 06/15/2032	2,705	2,988
7.000%, 10/15/2028	6,717	7,012
Texas Eastern Transmission
7.000%, 07/15/2032	2,010	2,406
TransCanada PipeLines
7.250%, 08/15/2038	1,395	1,759
4.625%, 03/01/2034	5,930	6,093
Transcontinental Gas Pipe Line
7.250%, 12/01/2026	1,450	1,653
5.400%, 08/15/2041	1,695	1,603
4.450%, 08/01/2042	1,075	913
Transcontinental Gas Pipe Line LLC
7.850%, 02/01/2026 (A)	2,690	3,227
Valero Energy
10.500%, 03/15/2039	3,740	5,265
Williams Partners
4.300%, 03/04/2024	3,000	2,692

		256,221

Financials — 16.5%
Aflac
6.900%, 12/17/2039	1,423	1,924
AIG SunAmerica Global Financing X
6.900%, 03/15/2032 (A)	3,412	4,312
Alexandria Real Estate Equities
3.900%, 06/15/2023	3,050	3,120
American International Group
4.800%, 07/10/2045	1,040	1,039
4.700%, 07/10/2035	845	862
4.500%, 07/16/2044	5,800	5,529
3.875%, 01/15/2035	4,186	3,874

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Assurant
6.750%, 02/15/2034	$1,659	$1,989
Bank of America
8.950%, 05/18/2017 (C)	1,340	1,305
8.680%, 05/02/2017 (C)	1,305	1,267
7.800%, 09/15/2016	65	66
6.110%, 01/29/2037	2,405	2,785
6.000%, 10/15/2036	5,225	6,494
5.875%, 02/07/2042	2,000	2,458
5.750%, 12/01/2017	5,750	6,084
5.625%, 07/01/2020	675	754
5.000%, 01/21/2044	2,250	2,511
4.875%, 04/01/2044	1,770	1,960
4.450%, 03/03/2026	2,270	2,341
4.100%, 07/24/2023	5,180	5,501
4.000%, 01/22/2025	225	226
3.500%, 04/19/2026	935	949
3.300%, 01/11/2023	725	738
Barclays
5.250%, 08/17/2045	720	756
4.375%, 01/12/2026	1,560	1,593
Berkshire Hathaway
4.500%, 02/11/2043	3,358	3,737
Berkshire Hathaway Finance
4.400%, 05/15/2042	1,300	1,418
Blackstone Holdings Finance LLC
6.250%, 08/15/2042 (A)	5,042	6,060
Carlyle Holdings II Finance
5.625%, 03/30/2043 (A)	5,886	6,359
CDP Financial
5.600%, 11/25/2039 (A)	3,655	4,721
Chase Capital VI
1.262%, 08/01/2028 (C)	2,435	1,980
Chubb
6.500%, 05/15/2038	1,174	1,632
Chubb INA Holdings
6.700%, 05/15/2036	1,527	2,114
Cincinnati Financial
6.920%, 05/15/2028	4,484	5,726
Citigroup
8.125%, 07/15/2039	1,131	1,713
6.875%, 02/15/2098	2,752	3,591
6.625%, 06/15/2032	2,070	2,498
4.750%, 05/18/2046	5,930	5,814
4.600%, 03/09/2026	1,430	1,484
4.450%, 09/29/2027	2,755	2,795
4.400%, 06/10/2025	4,310	4,417
3.400%, 05/01/2026	1,805	1,818
1.212%, 08/25/2036 (C)	850	565
Cooperatieve Rabobank UA
5.800%, 09/30/2110 (A)	5,033	5,860

168	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Credit Suisse Group Funding Guernsey
4.550%, 04/17/2026 (A)	$1,165	$1,199
Devon OEI Operating
7.500%, 09/15/2027	1,160	1,261
Discover Bank
8.700%, 11/18/2019	1,014	1,183
Discover Financial Services
3.850%, 11/21/2022	3,261	3,305
Farmers Exchange Capital
7.200%, 07/15/2048 (A)	1,000	1,167
Farmers Exchange Capital II
6.151%, 11/01/2053 (A) (C)	10,040	10,378
FMR
5.150%, 02/01/2043 (A)	2,750	2,955
Ford Holdings
9.300%, 03/01/2030	2,525	3,491
Ford Motor
7.450%, 07/16/2031	2,908	3,796
7.400%, 11/01/2046	1,890	2,545
4.750%, 01/15/2043	745	761
General Electric MTN
6.875%, 01/10/2039	2,199	3,218
5.875%, 01/14/2038	3,535	4,638
1.106%, 08/15/2036 (C)	1,250	1,046
Goldman Sachs Group
6.750%, 10/01/2037	9,500	11,552
6.250%, 02/01/2041	6,934	8,830
6.125%, 02/15/2033	7,095	8,724
5.150%, 05/22/2045	2,225	2,290
4.800%, 07/08/2044	2,305	2,471
4.750%, 10/21/2045	3,150	3,375
Guardian Life Insurance of America
4.875%, 06/19/2064 (A)	5,845	5,695
Hartford Financial Services Group
6.625%, 03/30/2040	725	905
HBOS MTN
6.750%, 05/21/2018 (A)	4,050	4,356
HCP
4.250%, 11/15/2023	4,370	4,477
3.875%, 08/15/2024	1,460	1,446
Healthcare Realty Trust
5.750%, 01/15/2021	525	583
Highmark
6.125%, 05/15/2041 (A)	3,705	3,612
HSBC Bank USA MTN
7.000%, 01/15/2039	910	1,167
5.625%, 08/15/2035	1,100	1,270
HSBC Holdings
6.500%, 09/15/2037	4,550	5,420
5.250%, 03/14/2044	2,175	2,287
International Lease Finance
7.125%, 09/01/2018 (A)	95	104

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

JPMorgan Chase
6.300%, 04/23/2019	$1,775	$1,991
5.600%, 07/15/2041	4,985	6,190
4.950%, 06/01/2045	1,455	1,559
4.250%, 10/01/2027	920	952
3.900%, 07/15/2025	2,200	2,337
3.875%, 09/10/2024	2,000	2,048
3.200%, 06/15/2026	2,680	2,679
JPMorgan Chase Capital XIII
1.579%, 09/30/2034 (C)	3,900	3,120
JPMorgan Chase Capital XXIII
1.626%, 05/15/2047 (C)	1,907	1,412
KKR Group Finance II
5.500%, 02/01/2043 (A)	11,149	11,419
KKR Group Finance III
5.125%, 06/01/2044 (A)	1,300	1,266
Liberty Mutual Group
6.500%, 03/15/2035 (A)	265	314
6.500%, 05/01/2042 (A)	5,443	6,467
Macquarie Bank MTN
6.625%, 04/07/2021 (A)	2,670	3,040
Marsh & McLennan
3.500%, 06/03/2024	1,635	1,664
Massachusetts Mutual Life Insurance
8.875%, 06/01/2039 (A)	1,820	2,668
MetLife
6.400%, 12/15/2036	4,686	5,032
5.875%, 02/06/2041	1,240	1,508
4.875%, 11/13/2043	3,465	3,762
4.050%, 03/01/2045	2,431	2,347
Metropolitan Life Global Funding I
3.875%, 04/11/2022 (A)	435	465
3.000%, 01/10/2023 (A)	1,845	1,866
Metropolitan Life Insurance
7.800%, 11/01/2025 (A)	3,520	4,569
Moody’s
5.250%, 07/15/2044	8,726	10,019
Morgan Stanley MTN
6.375%, 07/24/2042	2,984	3,888
6.250%, 08/09/2026	4,210	5,144
5.625%, 09/23/2019	5,775	6,397
4.300%, 01/27/2045	4,090	4,163
3.875%, 04/29/2024	2,195	2,308
3.700%, 10/23/2024	1,410	1,455
Nationwide Health Properties MTN
6.590%, 07/07/2038	1,310	1,612
Nationwide Mutual Insurance
8.250%, 12/01/2031 (A)	1,000	1,368
7.875%, 04/01/2033 (A)	4,016	5,245
4.950%, 04/22/2044 (A)	2,455	2,392
New York Life Insurance
6.750%, 11/15/2039 (A)	5,515	7,334

SEI Institutional Investments Trust / Annual Report / May 31, 2016	169

SCHEDULE OF INVESTMENTS

Long Duration Fund (Continued)

May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

5.875%, 05/15/2033 (A)	$3,852	$4,620
Northwestern Mutual Life Insurance
6.063%, 03/30/2040 (A)	2,216	2,739
Piedmont Operating Partnership
4.450%, 03/15/2024	1,740	1,775
Prudential Financial MTN
6.625%, 12/01/2037	328	408
5.800%, 11/16/2041	995	1,158
5.700%, 12/14/2036	4,739	5,440
Prudential Insurance of America
8.300%, 07/01/2025 (A)	4,500	5,952
Royal Bank of Scotland Group
4.800%, 04/05/2026	775	797
Santander UK Group Holdings
5.625%, 09/15/2045 (A)	1,200	1,177
Simon Property Group
6.750%, 02/01/2040	1,634	2,270
4.750%, 03/15/2042	1,385	1,550
3.300%, 01/15/2026	1,230	1,276
SL Green Realty
7.750%, 03/15/2020	775	898
5.000%, 08/15/2018	1,000	1,045
Teachers Insurance & Annuity Association of
America
6.850%, 12/16/2039 (A)	4,225	5,489
4.900%, 09/15/2044 (A)	5,965	6,482
TIAA Asset Management Finance LLC
4.125%, 11/01/2024 (A)	1,925	1,983
UBS Group Funding Jersey
4.125%, 09/24/2025 (A)	4,960	5,090
Ventas Realty
5.700%, 09/30/2043	5,465	6,126
4.375%, 02/01/2045	3,750	3,483
VEREIT Operating Partnership
4.600%, 02/06/2024	4,150	4,176
Visa
4.300%, 12/14/2045	3,215	3,553
4.150%, 12/14/2035	3,275	3,571
WEA Finance LLC
4.750%, 09/17/2044 (A)	3,400	3,488
Wells Fargo MTN
4.900%, 11/17/2045	1,115	1,201
4.650%, 11/04/2044	3,010	3,117
4.300%, 07/22/2027	1,125	1,193
3.900%, 05/01/2045	2,905	2,937
3.000%, 04/22/2026	1,295	1,296
Wells Fargo Bank
6.000%, 11/15/2017	300	320
5.950%, 08/26/2036	1,000	1,237
5.850%, 02/01/2037	5,620	6,811
Welltower
5.125%, 03/15/2043	6,564	6,813

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

4.250%, 04/01/2026	$960	$1,005
4.000%, 06/01/2025	100	102
ZFS Finance USA Trust II
6.450%, 12/15/2065 (A) (C)	1,939	1,942

		456,766

Health Care — 6.6%
AbbVie
4.700%, 05/14/2045	6,410	6,537
4.500%, 05/14/2035	1,655	1,683
4.450%, 05/14/2046	2,345	2,328
4.400%, 11/06/2042	1,670	1,653
Actavis
4.625%, 10/01/2042	1,790	1,756
Actavis Funding SCS
4.750%, 03/15/2045	7,710	7,617
4.550%, 03/15/2035	545	539
3.850%, 06/15/2024	2,160	2,203
Aetna
4.750%, 03/15/2044	1,220	1,321
Amgen
6.400%, 02/01/2039	3,400	4,290
5.150%, 11/15/2041	2,495	2,735
4.950%, 10/01/2041	825	876
4.400%, 05/01/2045	2,150	2,147
Anthem
4.850%, 08/15/2054	1,590	1,624
4.650%, 01/15/2043	2,080	2,135
4.650%, 08/15/2044	250	257
3.500%, 08/15/2024	4,360	4,449
AstraZeneca
6.450%, 09/15/2037	3,107	4,129
Baxalta
5.250%, 06/23/2045 (A)	3,460	3,538
Baylor Scott & White Holdings
4.185%, 11/15/2045	2,545	2,684
Becton Dickinson
4.875%, 05/15/2044	400	442
4.685%, 12/15/2044	1,630	1,787
3.875%, 05/15/2024	1,750	1,864
Biogen
5.200%, 09/15/2045	1,280	1,408
4.050%, 09/15/2025	735	785
Cardinal Health
4.900%, 09/15/2045	925	1,009
4.500%, 11/15/2044	1,830	1,863
Celgene
5.700%, 10/15/2040	4,184	4,943
5.000%, 08/15/2045	1,905	2,025
4.625%, 05/15/2044	3,600	3,593
Cleveland Clinic Foundation
4.858%, 01/01/2114	3,588	3,929

170	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

EMD Finance LLC
3.250%, 03/19/2025 (A)	$3,690	$3,708
Gilead Sciences
4.800%, 04/01/2044	2,460	2,636
4.750%, 03/01/2046	3,930	4,206
4.600%, 09/01/2035	1,845	1,972
4.500%, 02/01/2045	2,055	2,107
3.650%, 03/01/2026	2,090	2,213
GlaxoSmithKline Capital
6.375%, 05/15/2038	1,870	2,569
Hartford HealthCare
5.746%, 04/01/2044	6,630	7,748
Humana
4.950%, 10/01/2044	3,065	3,259
4.625%, 12/01/2042	385	384
Johnson & Johnson
4.500%, 12/05/2043	1,700	2,030
McKesson
4.883%, 03/15/2044	1,000	1,101
Mead Johnson Nutrition
4.600%, 06/01/2044	825	843
Medtronic
4.625%, 03/15/2045	3,255	3,652
4.375%, 03/15/2035	4,807	5,228
Merck
4.150%, 05/18/2043	3,895	4,157
3.600%, 09/15/2042	1,595	1,589
Merck Sharp & Dohme MTN
5.760%, 05/03/2037	2,236	2,774
North Shore-Long Island Jewish Health Care
6.150%, 11/01/2043	320	420
4.800%, 11/01/2042	4,615	4,785
Novartis Capital
4.400%, 05/06/2044	5,815	6,693
NYU Hospitals Center
5.750%, 07/01/2043	710	902
4.428%, 07/01/2042	4,230	4,426
Perrigo Finance Unlimited
3.900%, 12/15/2024	4,125	4,057
Pfizer
7.200%, 03/15/2039	590	861
4.400%, 05/15/2044	1,780	1,979
Providence Health & Services Obligated Group
4.379%, 10/01/2023	705	778
St. Barnabas
4.000%, 07/01/2028	4,375	4,484
Stryker
4.625%, 03/15/2046	1,885	2,033
4.100%, 04/01/2043	1,425	1,420
3.375%, 05/15/2024	1,145	1,190
Thermo Fisher Scientific
3.150%, 01/15/2023	3,020	3,041

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Toledo Hospital
4.982%, 11/15/2045	$2,371	$2,866
UnitedHealth Group
6.875%, 02/15/2038	2,010	2,861
6.625%, 11/15/2037	555	762
4.750%, 07/15/2045	2,000	2,290
4.625%, 07/15/2035	1,265	1,419
Wyeth
6.000%, 02/15/2036	2,985	3,827
5.950%, 04/01/2037	936	1,210
Zimmer Biomet Holdings
4.450%, 08/15/2045	1,670	1,673

		184,302

Industrials — 5.5%
American Airlines, Pass-Through Trust, Ser 2011-1, Cl A
5.250%, 01/31/2021	3	3
American Airlines, Pass-Through Trust, Ser 2013-2, Cl A
4.950%, 01/15/2023	1,554	1,671
American Airlines, Pass-Through Trust, Ser 2014-1, Cl A
3.700%, 10/01/2026	2,523	2,595
BAE Systems Holdings
4.750%, 10/07/2044 (A)	6,620	6,871
BAE Systems PLC
5.800%, 10/11/2041 (A)	1,145	1,342
Boeing
3.375%, 06/15/2046	3,470	3,348
Burlington Northern Santa Fe LLC
6.200%, 08/15/2036	3,150	4,071
6.150%, 05/01/2037	985	1,284
5.750%, 05/01/2040	555	697
5.150%, 09/01/2043	1,365	1,613
4.900%, 04/01/2044	1,920	2,215
4.550%, 09/01/2044	1,150	1,257
4.400%, 03/15/2042	3,270	3,488
4.375%, 09/01/2042	1,430	1,523
Canadian Pacific Railway
6.125%, 09/15/2115	4,970	5,914
Caterpillar
4.750%, 05/15/2064	2,765	2,965
3.803%, 08/15/2042	5,968	5,764
Continental Airlines, Pass-Through Trust, Ser 2007-1, Cl A
5.983%, 04/19/2022	4,564	5,083
Continental Airlines, Pass-Through Trust, Ser 2009-1
9.000%, 07/08/2016	4,247	4,303
CSX
4.750%, 05/30/2042	3,410	3,754

SEI Institutional Investments Trust / Annual Report / May 31, 2016	171

SCHEDULE OF INVESTMENTS

Long Duration Fund (Continued)

May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Deere
3.900%, 06/09/2042	$2,220	$2,280
Delta Air Lines, Pass-Through Trust, Ser 2011-1, Cl A
5.300%, 04/15/2019	5	5
FedEx
7.600%, 07/01/2097	2,095	2,959
5.100%, 01/15/2044	275	306
4.100%, 02/01/2045	275	266
4.000%, 01/15/2024	515	560
3.900%, 02/01/2035	700	689
3.875%, 08/01/2042	2,715	2,529
GE Capital International Funding Unlimited
4.418%, 11/15/2035 (A)	27,791	30,234
Lockheed Martin
4.700%, 05/15/2046	1,620	1,817
4.500%, 05/15/2036	565	622
4.070%, 12/15/2042	3,743	3,794
3.600%, 03/01/2035	4,155	4,081
Norfolk Southern
6.000%, 03/15/2105	3,403	3,932
6.000%, 05/23/2111	4,332	5,014
4.800%, 08/15/2043	1,410	1,566
4.650%, 01/15/2046	1,165	1,289
4.450%, 06/15/2045	480	514
3.850%, 01/15/2024	2,115	2,268
Northrop Grumman
4.750%, 06/01/2043	5,330	6,048
Northwest Airlines, Pass-Through Trust,
Ser 2001-1, Cl A1
7.041%, 04/01/2022	220	249
Parker-Hannifin MTN
4.450%, 11/21/2044	1,145	1,273
Republic Services
3.550%, 06/01/2022	995	1,051
Siemens Financieringsmaatschappij 4.400%, 05/27/2045 (A)	4,025	4,406
Union Pacific
4.050%, 03/01/2046	2,120	2,206
United Airlines, Pass-Through Trust, Ser 2014-2, Cl A
3.750%, 09/03/2026	3,243	3,340
United Technologies
5.700%, 04/15/2040	2,565	3,238
4.500%, 06/01/2042	3,985	4,359
US Airways, Pass-Through Trust, Ser 2011-1A, Cl A
7.125%, 10/22/2023	1,450	1,698
WW Grainger
4.600%, 06/15/2045	1,170	1,323

		153,677

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Information Technology — 3.0%
Analog Devices
3.900%, 12/15/2025	$1,380	$1,485
Apple
4.650%, 02/23/2046	910	999
4.500%, 02/23/2036	3,260	3,537
4.450%, 05/06/2044	1,150	1,206
4.375%, 05/13/2045	7,500	7,943
CDK Global
4.500%, 10/15/2024	3,680	3,671
Cisco Systems
5.900%, 02/15/2039	2,620	3,463
Diamond 1 Finance
8.350%, 07/15/2046 (A)	4,125	4,199
Hewlett Packard Enterprise
6.350%, 10/15/2045 (A)	3,774	3,611
Intel
4.900%, 07/29/2045	5,548	6,207
4.800%, 10/01/2041	1,755	1,949
4.000%, 12/15/2032	655	689
Juniper Networks
5.950%, 03/15/2041	4,430	4,318
Microsoft
4.875%, 12/15/2043	3,822	4,521
4.750%, 11/03/2055	1,320	1,478
4.450%, 11/03/2045	1,000	1,117
4.000%, 02/12/2055	5,461	5,361
3.750%, 02/12/2045	895	894
3.500%, 02/12/2035	1,475	1,487
3.500%, 11/15/2042	1,765	1,687
Oracle
6.500%, 04/15/2038	4,924	6,682
4.500%, 07/08/2044	1,805	1,950
4.375%, 05/15/2055	4,180	4,191
4.300%, 07/08/2034	6,360	6,787
4.125%, 05/15/2045	870	896
Qualcomm
4.650%, 05/20/2035	2,795	2,913
Seagate HDD Cayman
5.750%, 12/01/2034	1,295	894

		84,135

Materials — 1.8%
Barrick North America Finance LLC
5.750%, 05/01/2043	3,540	3,463
BHP Billiton Finance USA
5.000%, 09/30/2043	2,420	2,570
CF Industries
5.150%, 03/15/2034	1,205	1,146
Dow Chemical
4.625%, 10/01/2044	1,000	1,003
4.375%, 11/15/2042	5,845	5,642

172	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

4.250%, 10/01/2034	$2,110	$2,088
Eastman Chemical
4.650%, 10/15/2044	1,305	1,288
Glencore Finance Canada
6.000%, 11/15/2041 (A)	5,144	4,173
International Paper
5.150%, 05/15/2046	1,290	1,348
5.000%, 09/15/2035	1,310	1,375
LYB International Finance
4.875%, 03/15/2044	2,575	2,522
LyondellBasell Industries
4.625%, 02/26/2055	1,000	885
Monsanto
4.200%, 07/15/2034	745	720
3.950%, 04/15/2045	500	439
Nacional del Cobre de Chile
4.875%, 11/04/2044 (A)	2,355	2,233
4.500%, 09/16/2025 (A)	855	870
4.250%, 07/17/2042 (A)	1,845	1,586
Newcrest Finance
5.750%, 11/15/2041 (A)	4,154	3,695
Newmont Mining
6.250%, 10/01/2039	1,135	1,164
5.875%, 04/01/2035	395	392
4.875%, 03/15/2042	2,195	1,975
Rio Tinto Finance USA
4.125%, 08/21/2042	120	110
Rohm & Haas
7.850%, 07/15/2029	3,710	4,960
Southern Copper
7.500%, 07/27/2035	2,974	3,116
5.875%, 04/23/2045	1,500	1,307

		50,070

Telecommunication Services — 5.1%
America Movil
6.375%, 03/01/2035	480	571
4.375%, 07/16/2042	2,805	2,723
AT&T
6.500%, 09/01/2037	2,758	3,322
6.300%, 01/15/2038	1,500	1,770
6.000%, 08/15/2040	5,845	6,617
5.650%, 02/15/2047	1,935	2,171
5.550%, 08/15/2041	4,000	4,369
5.350%, 09/01/2040	5,519	5,873
4.800%, 06/15/2044	5,903	5,892
4.750%, 05/15/2046	3,484	3,460
4.500%, 05/15/2035	9,360	9,373
4.350%, 06/15/2045	8,200	7,717
4.300%, 12/15/2042	2,841	2,660
British Telecommunications
9.625%, 12/15/2030	2,070	3,259

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Deutsche Telekom International Finance
9.250%, 06/01/2032	$670	$1,048
8.750%, 06/15/2030	610	903
4.875%, 03/06/2042 (A)	1,255	1,405
Koninklijke
8.375%, 10/01/2030	1,620	2,209
Rogers Communications
5.000%, 03/15/2044	2,845	3,159
SES GLOBAL Americas Holdings GP
5.300%, 03/25/2044 (A)	6,578	5,955
Verizon Communications
6.400%, 09/15/2033	86	107
6.250%, 04/01/2037	760	910
6.000%, 04/01/2041	1,500	1,800
5.850%, 09/15/2035	69	81
5.050%, 03/15/2034	4,175	4,552
5.012%, 08/21/2054	7,888	8,140
4.862%, 08/21/2046	10,777	11,506
4.750%, 11/01/2041	825	848
4.672%, 03/15/2055	13,780	13,504
4.522%, 09/15/2048	13,158	13,288
4.400%, 11/01/2034	1,750	1,775
4.272%, 01/15/2036	4,385	4,393
3.850%, 11/01/2042	3,450	3,163
Vodafone Group
4.375%, 02/19/2043	2,290	2,116

		140,639

Utilities — 9.8%
AEP Texas Central
3.850%, 10/01/2025 (A)	1,000	1,043
AGL Capital
5.875%, 03/15/2041	2,593	3,042
4.400%, 06/01/2043	1,000	999
Appalachian Power
4.450%, 06/01/2045	560	587
Baltimore Gas & Electric
5.200%, 06/15/2033	3,178	3,627
Berkshire Hathaway Energy
6.500%, 09/15/2037	1,715	2,306
6.125%, 04/01/2036	6,910	8,880
5.150%, 11/15/2043	2,250	2,651
Bruce Mansfield Unit 1 2007 Pass-Through Trust
6.850%, 06/01/2034	1,279	1,224
CenterPoint Energy Resources
6.250%, 02/01/2037	2,991	3,496
Commonwealth Edison
3.700%, 03/01/2045	3,149	3,116
Consolidated Edison of New York
6.750%, 04/01/2038	1,725	2,374
6.300%, 08/15/2037	1,440	1,858

SEI Institutional Investments Trust / Annual Report / May 31, 2016	173

SCHEDULE OF INVESTMENTS

Long Duration Fund (Continued)

May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

4.450%, 03/15/2044	$2,000	$2,205
Dominion Resources
5.250%, 08/01/2033	3,830	4,149
4.900%, 08/01/2041	2,715	2,859
Duke Energy
3.750%, 04/15/2024	535	565
3.050%, 08/15/2022	1,420	1,450
Duke Energy Carolinas
6.100%, 06/01/2037	3,090	4,003
5.300%, 02/15/2040	7,420	9,163
4.000%, 09/30/2042	1,890	1,989
Duke Energy Carolinas LLC
4.250%, 12/15/2041	1,500	1,616
Duke Energy Florida
6.400%, 06/15/2038	450	619
6.350%, 09/15/2037	900	1,236
Duke Energy Indiana
6.350%, 08/15/2038	800	1,097
4.900%, 07/15/2043	1,395	1,637
Duke Energy Progress LLC
4.375%, 03/30/2044	3,320	3,635
Duquesne Light Holdings
6.250%, 08/15/2035	3,125	3,410
5.900%, 12/01/2021 (A)	750	846
Electricite de France
6.000%, 01/22/2114 (A)	5,945	6,118
4.950%, 10/13/2045 (A)	3,095	3,310
4.750%, 10/13/2035 (A)	1,385	1,455
Elm Road Generating Station Supercritical
5.848%, 01/19/2041 (A)	2,007	2,416
Entergy Louisiana
4.440%, 01/15/2026	2,990	3,297
Eversource Energy
2.800%, 05/01/2023	2,120	2,146
Exelon
5.625%, 06/15/2035	1,250	1,454
4.950%, 06/15/2035	2,800	3,036
Exelon Generation LLC
6.250%, 10/01/2039	200	219
5.750%, 10/01/2041	4,531	4,645
5.600%, 06/15/2042	4,070	4,148
FirstEnergy Transmission LLC
5.450%, 07/15/2044 (A)	2,670	2,813
Florida Power & Light
5.960%, 04/01/2039	2,920	3,906
5.690%, 03/01/2040	4,600	5,990
5.650%, 02/01/2037	2,500	3,197
5.400%, 09/01/2035	3,200	3,921
Georgia Power
5.950%, 02/01/2039	3,850	4,864
5.400%, 06/01/2040	5,780	6,999
4.300%, 03/15/2042	1,660	1,777

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Indianapolis Power & Light
6.050%, 10/01/2036 (A)	$1,291	$1,620
4.875%, 11/01/2041 (A)	1,860	1,997
4.700%, 09/01/2045 (A)	3,230	3,564
4.500%, 06/01/2044 (A)	2,375	2,494
ITC Holdings
5.300%, 07/01/2043	1,970	2,127
Jersey Central Power & Light
6.400%, 05/15/2036	1,425	1,668
KCP&L Greater Missouri Operations
8.270%, 11/15/2021	2,600	3,159
Kentucky Utilities
5.125%, 11/01/2040	1,835	2,205
KeySpan Gas East
5.819%, 04/01/2041 (A)	7,485	8,872
Metropolitan Edison
7.700%, 01/15/2019	350	395
MidAmerican Energy
6.750%, 12/30/2031	720	978
5.800%, 10/15/2036	765	979
4.800%, 09/15/2043	1,725	2,041
4.400%, 10/15/2044	1,450	1,609
MidAmerican Funding
6.927%, 03/01/2029	170	227
Monongahela Power
5.400%, 12/15/2043 (A)	740	898
4.100%, 04/15/2024 (A)	2,890	3,106
Narragansett Electric
4.170%, 12/10/2042 (A)	1,990	2,040
NextEra Energy Capital Holdings
6.000%, 03/01/2019	2,470	2,710
Niagara Mohawk Power
4.119%, 11/28/2042 (A)	2,000	2,045
2.721%, 11/28/2022 (A)	700	707
NiSource Finance
5.950%, 06/15/2041	545	661
Northern States Power
6.250%, 06/01/2036	1,813	2,461
5.350%, 11/01/2039	2,695	3,394
3.400%, 08/15/2042	920	884
NSTAR Electric
4.400%, 03/01/2044	655	724
Oncor Electric Delivery
7.500%, 09/01/2038	600	845
5.300%, 06/01/2042	6,645	8,001
Pacific Gas & Electric
6.350%, 02/15/2038	1,000	1,328
6.250%, 03/01/2039	1,910	2,522
6.050%, 03/01/2034	4,540	5,952
4.600%, 06/15/2043	1,770	1,963
4.500%, 12/15/2041	1,660	1,855

174	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

PacifiCorp
6.000%, 01/15/2039	$1,010	$1,333
5.750%, 04/01/2037	2,972	3,768
Pennsylvania Electric
6.150%, 10/01/2038	2,690	2,984
PSEG Power LLC
8.625%, 04/15/2031	4,340	5,226
Public Service Electric & Gas MTN
4.000%, 06/01/2044	1,000	1,075
Public Service of Colorado
6.500%, 08/01/2038	725	1,023
6.250%, 09/01/2037	1,500	2,055
4.300%, 03/15/2044	1,825	2,000
Sempra Energy
6.000%, 10/15/2039	3,565	4,285
Southaven Combined Cycle Generation
3.846%, 08/15/2033	2,240	2,412
Southern California Edison
6.050%, 03/15/2039	4,355	5,782
4.500%, 09/01/2040	2,295	2,550
Southern California Gas
3.750%, 09/15/2042	1,180	1,186
Southwestern Electric Power
6.200%, 03/15/2040	3,335	4,065
3.900%, 04/01/2045	2,000	1,885
Texas-New Mexico Power
6.950%, 04/01/2043 (A)	1,082	1,396
Tucson Electric Power
5.000%, 03/15/2044	5,025	5,126
Union Electric
8.450%, 03/15/2039	2,010	3,248
Virginia Electric & Power
4.450%, 02/15/2044	2,500	2,720
3.450%, 02/15/2024	530	562

		272,105

Total Corporate Obligations (Cost $1,784,582) ($ Thousands)		1,897,614

U.S. TREASURY OBLIGATIONS — 17.7%
U.S. Treasury Bills
0.250%, 06/09/2016 (B)	11,290	11,290
0.226%, 07/21/2016 (B) (E)	2,970	2,969
U.S. Treasury Bonds
4.500%, 02/15/2036	6,485	8,873
4.250%, 05/15/2039	3,610	4,772
3.875%, 08/15/2040	4,075	5,105
3.750%, 08/15/2041	10,845	13,339
3.750%, 11/15/2043	16,080	19,934
3.625%, 08/15/2043	14,522	17,603
3.625%, 02/15/2044	9,821	11,891
3.375%, 05/15/2044	9,440	10,921

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

3.125%, 11/15/2041	$13,150	$14,607
3.125%, 02/15/2043	26,570	29,414
3.000%, 05/15/2045	86,269	92,874
3.000%, 11/15/2045	46,200	49,730
2.875%, 08/15/2045 (E)	44,280	46,499
2.750%, 08/15/2042	5,780	5,974
2.500%, 02/15/2045	27,281	26,541
2.500%, 02/15/2046	31,555	30,676
2.500%, 05/15/2046	17,890	17,411
U.S. Treasury Inflation Indexed Bonds
1.375%, 02/15/2044	2,350	2,652
0.750%, 02/15/2045	7,473	7,134
U.S. Treasury Notes
2.125%, 05/15/2025	20,635	21,177
1.625%, 05/15/2026	7,765	7,617
U.S. Treasury STRIPS
2.739%, 05/15/2039 (B)	43,500	24,325
0.000%, 05/15/2045 (B)	8,160	3,668
0.000%, 08/15/2045 (B)	6,740	3,007

Total U.S. Treasury Obligations (Cost $456,916) ($ Thousands)		490,003

MUNICIPAL BONDS — 6.0%

California — 2.3%
Bay Area, Toll Authority, Build America Project, RB
6.263%, 04/01/2049	1,200	1,769
California State, Build America Project, GO
7.550%, 04/01/2039	295	454
7.500%, 04/01/2034	5,300	7,921
City of Sacramento, Municipal Utility District, Build America Project, RB
6.156%, 05/15/2036	100	129
City of San Francisco, Public Utilities Commission Water Revenue, Build America Project, Ser DE, RB
6.000%, 11/01/2040	3,705	4,782
Los Angeles Unified School District, Build America Project, GO
5.750%, 07/01/2034	1,875	2,426
Los Angeles, Community College District, Build America Project, GO
6.750%, 08/01/2049	990	1,522
Los Angeles, Community College District, Ser D, GO
6.680%, 08/01/2036	2,965	4,142
Los Angeles, Department of Water & Power, Build America Project, RB
6.574%, 07/01/2045	600	884
6.008%, 07/01/2039	5,000	6,535

SEI Institutional Investments Trust / Annual Report / May 31, 2016	175

SCHEDULE OF INVESTMENTS

Long Duration Fund (Continued)

May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Los Angeles, Unified School District, Build America Project, Ser RY, GO
6.758%, 07/01/2034	$2,360	$3,325
Regents of the University of California Medical Center Pooled Revenue, Build America Project, Ser H, RB
6.548%, 05/15/2048	1,480	2,078
San Diego County, Water Authority, Build America Project, RB
6.138%, 05/01/2049	1,175	1,646
Santa Clara Valley, Transportation Authority, Build America Project, RB
5.876%, 04/01/2032	1,580	2,005
State of California, Build America Project, GO
7.625%, 03/01/2040	1,540	2,364
7.350%, 11/01/2039	5,330	7,864
7.300%, 10/01/2039	1,000	1,466
University of California, Ser AD, RB
4.858%, 05/15/2112	11,775	12,561

		63,873

District of Columbia — 0.1%
District of Columbia Water & Sewer Authority, RB
4.814%, 10/01/2114	2,005	2,221

Florida — 0.2%
City of Gainesville, Build America Project, RB
6.024%, 10/01/2040	3,650	4,675

Georgia — 0.2%
Municipal Electric Authority of Georgia, Build America Project, RB
6.637%, 04/01/2057	3,511	4,559

Illinois — 0.4%
Illinois State, GO
5.100%, 06/01/2033	8,680	8,303
Illinois, Finance Authority, RB Callable 06/01/2022 @ 100
4.000%, 06/01/2047	1,260	1,308
Metropolitan Water Reclamation District of Greater Chicago, GO
5.720%, 12/01/2038	2,630	3,211

		12,822

Indiana — 0.1%
Indianapolis, Local Public Improvement Bond Bank, Build America Project, RB
6.116%, 01/15/2040	1,860	2,502

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Massachusetts — 0.1%
Commonwealth of Massachusetts, Build America Project, GO
4.910%, 05/01/2029	$1,210	$1,452
Commonwealth of Massachusetts, Build America Project, RB
5.731%, 06/01/2040	1,080	1,435

		2,887

Michigan — 0.1%
Michigan State University, Build America Project, Ser B, RB
Callable 02/15/2030 @ 100
6.173%, 02/15/2050	2,000	2,440

Missouri — 0.0%
Missouri, Joint Municipal Electric Utility Commission, Build America Project, Ser A, RB
6.890%, 01/01/2042	600	765

New Jersey — 0.1%
New Jersey State, Turnpike Authority, Build
America Project, RB
7.414%, 01/01/2040	60	91
7.102%, 01/01/2041	1,300	1,920

		2,011

New York — 1.7%
City of New York, Build America Project, GO Callable 10/01/2020 @ 100
5.817%, 10/01/2031	2,950	3,370
City of New York, Build America Project, GO
5.517%, 10/01/2037	1,000	1,260
New York City, Municipal Water Finance
Authority, Build America Project, RB Callable 06/15/2020 @ 100
6.491%, 06/15/2042	6,630	7,548
New York City, Municipal Water Finance Authority, Build America Project, RB
5.440%, 06/15/2043	2,360	3,086
New York City, Municipal Water Finance
Authority, RB Callable 12/15/2020 @ 100
5.375%, 06/15/2043	600	703
New York City, Municipal Water Finance
Authority, Ser GG, RB Callable 06/15/2021 @ 100
5.000%, 06/15/2043	710	821
New York City, Transitional Finance Authority, Build America Project, RB
5.572%, 11/01/2038	2,195	2,799

176	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

New York State, Dormitory Authority, Build America Project, RB
5.500%, 03/15/2030	$3,295	$4,109
5.289%, 03/15/2033	1,550	1,902
Port Authority of New York & New Jersey, RB
4.926%, 10/01/2051	725	871
4.458%, 10/01/2062	5,635	6,195
Port Authority of New York & New Jersey, Ser 192, RB
4.810%, 10/15/2065	2,460	2,865
State of New York, Build America Project, RB
5.770%, 03/15/2039	8,820	11,082

		46,611

Ohio — 0.1%
American Municipal Power, Build America Project, RB
6.053%, 02/15/2043	2,940	3,625
Ohio State University, Build America Project, Ser A, RB
4.800%, 06/01/2111	115	124

		3,749

Pennsylvania — 0.1%
Commonwealth of Pennsylvania, Build America Project, Ser B, GO
5.450%, 02/15/2030	1,915	2,258

Texas — 0.5%
City of Houston, Combined Utility System Revenue, AGC Pre-Refunded @ 100
5.250%, 11/15/2033 (D)	300	338
City of Houston, Combined Utility System Revenue, Ser S, AGC Callable 05/15/2019 @ 100
5.250%, 11/15/2033	20	22
Dallas, Convention Center Hotel Development, Build America Project, RB
7.088%, 01/01/2042	600	821
Grand Parkway Transportation, Sub-Ser E, RB
5.184%, 10/01/2042	930	1,183
North Texas, Tollway Authority, Build America Project, RB
6.718%, 01/01/2049	4,796	7,096
Texas Transportation Commission State Highway Fund, Build America Project, Ser B, RB
5.178%, 04/01/2030	2,725	3,358

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

University of Texas Permanent University Fund, Build America Project, RB
5.262%, 07/01/2039	$1,505	$1,932

		14,750

Total Municipal Bonds (Cost $144,354) ($ Thousands)		166,123

U.S. GOVERNMENT AGENCY OBLIGATIONS — 4.0%
FHLB
5.625%, 06/11/2021	960	1,149
FHLB DN
0.451%, 10/03/2016 (B)	7,605	7,594
FHLMC
6.750%, 03/15/2031	7,545	11,282
FHLMC MTN
6.250%, 07/15/2032	6,735	9,817
FNMA
2.625%, 09/06/2024	12,405	13,012
FNMA, PO MTN
0.000%, 05/15/2030 (B)	8,380	5,528
Residual Funding STRIPS
3.286%, 04/15/2030 (B)	17,770	12,112
Tennessee Valley Authority
5.500%, 06/15/2038	305	408
5.375%, 04/01/2056	12,593	16,284
5.250%, 09/15/2039	7,900	10,311
4.875%, 01/15/2048	635	751
4.625%, 09/15/2060	7,645	8,835
4.250%, 09/15/2065	6,898	7,370
3.500%, 12/15/2042	5,480	5,571
Tennessee Valley Authority STRIPS, PO
0.000%, 01/15/2038 (B)	3,700	1,680

Total U.S. Government Agency Obligations (Cost $106,420) ($ Thousands)		111,704

MORTGAGE-BACKED SECURITIES — 1.7%

Agency Mortgage-Backed Obligations — 1.6%
FHLMC CMO, Ser 2004-2733, Cl ME
5.000%, 01/15/2034	226	250
FHLMC CMO, Ser 2004-2748, Cl ZT
5.500%, 02/15/2024	738	836
FHLMC CMO, Ser 2010-3756, Cl PZ
4.000%, 11/15/2040	6,228	6,870
FHLMC CMO, Ser 2013-4150, Cl JZ
3.000%, 01/15/2043	3,094	2,969
FHLMC CMO, Ser 3770, Cl ZB
5.000%, 12/15/2040	3,812	4,349

SEI Institutional Investments Trust / Annual Report / May 31, 2016	177

SCHEDULE OF INVESTMENTS

Long Duration Fund (Continued)

May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

FHLMC Multifamily Structured Pass-Through Certificates, Ser K027, Cl A2
2.637%, 01/25/2023	$4,380	$4,544
FNMA
3.841%, 09/01/2020	3,645	3,936
3.762%, 12/01/2020	3,486	3,758
3.665%, 10/01/2020	3,371	3,615
3.583%, 09/01/2020	1,877	2,011
FNMA CMO, Ser 2004-12, Cl ZX
6.000%, 03/25/2034	999	1,223
FNMA CMO, Ser 2004-80, Cl XZ
5.000%, 11/25/2034	552	635
FNMA CMO, Ser 2007-68, Cl SC, IO
6.254%, 07/25/2037 (C)	58	9
GNMA ARM
1.750%, 06/20/2032 (C)	79	82
GNMA CMO, Ser 2004-93, Cl PC
5.000%, 04/16/2034	75	77
GNMA CMO, Ser 2009-8, Cl PS, IO
5.866%, 08/16/2038 (C)	134	17
GNMA CMO, Ser 2010-4, Cl NS, IO
5.956%, 01/16/2040 (C)	157	27
GNMA CMO, Ser 2011-70, Cl BO, PO
0.000%, 05/20/2041 (B)	10,425	9,705

		44,913

Non-Agency Mortgage-Backed Obligations — 0.1%
Countrywide Home Loans, Ser 2005-2, Cl 1A1
1.086%, 03/25/2035 (C)	116	87
DSLA Mortgage Loan Trust, Ser 2005-AR2, Cl 2A1A
0.646%, 03/19/2045 (C)	148	132
Harborview Mortgage Loan Trust, Ser 2004-8, Cl 2A4A
1.236%, 11/19/2034 (C)	215	190
Harborview Mortgage Loan Trust, Ser 2005-11, Cl 2A1A
0.746%, 08/19/2045 (C)	293	269
Indymac Index Mortgage Loan Trust, Ser 2004- AR12, Cl A1
1.219%, 12/25/2034 (C)	115	95
Indymac Index Mortgage Loan Trust, Ser 2004- AR5, Cl 2A1B
1.239%, 08/25/2034 (C)	52	43
Indymac Index Mortgage Loan Trust, Ser 2004- AR6, Cl 6A1
2.938%, 10/25/2034 (C)	67	64
Indymac Index Mortgage Loan Trust, Ser 2004- AR7, Cl A2
1.299%, 09/25/2034 (C)	24	22

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Indymac Index Mortgage Loan Trust, Ser 2005- AR18, Cl 2A1A
0.749%, 10/25/2036 (C)	$15	$10
Residential Asset Mortgage Products, Ser 2004-SL1, Cl A7
7.000%, 11/25/2031	21	22
Residential Asset Mortgage Products, Ser 2004-SL3, Cl A2
6.500%, 12/25/2031	25	25
Residential Asset Securitization Trust, Ser 2004-IP2, Cl 2A1
2.820%, 12/25/2034 (C)	49	49
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR2, Cl 2A21
0.776%, 01/25/2045 (C)	143	131
Wells Fargo Mortgage-Backed Securities Trust, Ser 2006-AR8, Cl 1A3
2.841%, 04/25/2036 (C)	119	118

		1,257

Total Mortgage-Backed Securities (Cost $38,205) ($ Thousands)		46,170

SOVEREIGN DEBT — 0.4%
Israel Government AID Bond
5.500%, 09/18/2033	1,400	1,906
Republic of Colombia
5.625%, 02/26/2044	1,215	1,203
Republic of Uruguay
5.100%, 06/18/2050	2,095	1,953
United Mexican States
6.050%, 01/11/2040	236	277
5.750%, 10/12/2110	504	507
5.550%, 01/21/2045	1,670	1,858
4.750%, 03/08/2044	780	774
4.600%, 01/23/2046	135	131
4.000%, 10/02/2023	1,936	2,018

Total Sovereign Debt (Cost $10,264) ($ Thousands)		10,627

ASSET-BACKED SECURITIES — 0.3%

Mortgage Related Securities — 0.0%
Conseco Financial, Ser 1998-2, Cl A5
6.240%, 12/01/2028 (C)	47	49

178	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Other Asset-Backed Securities — 0.3%
Citicorp Residential Mortgage Securities, Ser 2007-1, Cl A5
5.770%, 03/25/2037	$180	$187
Education Loan Asset-Backed Trust I, Ser 2013- 1, Cl A2
1.239%, 04/26/2032 (A) (C)	2,765	2,658
JGWPT XXX LLC, Ser 2013-3A, Cl A
4.080%, 01/17/2073 (A)	1,369	1,416
Nelnet Student Loan Trust, Ser 2014-2A, Cl A3
1.289%, 07/27/2037 (A) (C)	2,745	2,509
SLM Student Loan Trust, Ser 2011-1, Cl A2
1.589%, 10/25/2034 (C)	2,620	2,531

		9,301

Total Asset-Backed Securities (Cost $9,682) ($ Thousands)		9,350

Description	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 1.3%
SEI Daily Income Trust, Prime Obligation Fund, Cl A
0.270% **†	37,360,327	$37,360

Total Cash Equivalent (Cost $37,360) ($ Thousands)		37,360

Total Investments — 99.8% (Cost $2,587,783) ($ Thousands)		$2,768,951

A list of the open futures contracts held by the Fund at May 31, 2016, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
U.S. 10-Year Treasury Note	(310)	Sep-2016	$(25)
U.S. 5-Year Treasury Note	159	Sep-2016	31
U.S. Long Treasury Bond	(434)	Sep-2016	(176)
U.S. Ultra Long Treasury Bond	1,011	Sep-2016	689
Ultra 10-Year U.S. Treasury Bond	(18)	Sep-2016	(12)

			$507

For the year ended May 31, 2016, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

A list of the OTC swap agreements held by the Fund at May 31, 2016, is as follows:

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Termination Date	Currency	Notional Amount	Net Unrealized (Depreciation) ($ Thousands)
Citigroup	2.71%	3 Month USD - LIBOR	08/15/42	USD	5,255	$(700)

A list of the open centrally cleared swap agreements held by the Fund at May 31, 2016, is as follows:

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Termination Date	Currency	Notional Amount	Net Unrealized (Depreciation) ($ Thousands)
Citigroup	3.68%	3 Month USD - LIBOR	11/15/43	USD	3,570	$(1,187)

For the year ended May 31, 2016, the total amount of all swap agreements, as presented in the table above, are representative of the volume of activity for this derivative type during the year

Percentages are based on a Net Assets of $2,775,237 ($ Thousands).

**	Rate shown is the 7-day effective yield as of May 31, 2016.

†	Investment in Affiliated Security (see Note 6).

(A)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2016, the value of these securities amounted to $331,470 ($ Thousands), representing 11.9% of the net assets of the Fund.

(B)	The rate reported is the effective yield at time of purchase.

(C)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of May 31, 2016.

(D)	Pre-Refunded Securities — The maturity date shown is the pre-refunded date.

(E)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

AGC — Assured Guaranty Corp

AID — Agency for International Development

ARM — Adjustable Rate Mortgage

Cl — Class

CMO — Collateralized Mortgage Obligation

DN — Discount Note

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

GO — General Obligation

SEI Institutional Investments Trust / Annual Report / May 31, 2016	179

SCHEDULE OF INVESTMENTS

Long Duration Fund (Concluded)

May 31, 2016

IO — Interest Only

LIBOR — London Interbank Offered Rate

LLC — Limited Liability Company

MTN — Medium Term Note

PLC — Public Limited Company

PO — Principal Only

RB — Revenue Bond

Ser — Series

STRIPS — Separately Traded Registered Interest and Principal Securities

ULC — Unlimited Liability Corporation

USD — United States Dollar

The following is a list of the level of inputs used as of May 31, 2016, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$1,897,614	$—	$1,897,614
U.S. Treasury Obligations	—	490,003	—	490,003
Municipal Bonds	—	166,123	—	166,123
U.S. Government Agency Obligations	—	111,704	—	111,704
Mortgage-Backed Securities	—	46,170	—	46,170
Sovereign Debt	—	10,627	—	10,627
Asset-Backed Securities	—	9,350	—	9,350
Cash Equivalent	37,360	—	—	37,360

Total Investments in Securities	$37,360	$2,731,591	$—	$2,768,951

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$720	$—	$—	$720
Unrealized Depreciation	(213)	—	—	(213)
OTC Swaps
Interest Rate Swaps *
Unrealized Depreciation	—	(700)	—	(700)
Centrally Cleared Swaps
Interest Rate Swaps *
Unrealized Depreciation	—	(1,187)	—	(1,187)

Total Other Financial Instruments	$507	$(1,887)	$—	$(1,380)

*	Futures contracts and swaps are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2016, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

180	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Long Duration Credit Fund

May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS — 84.5%

Consumer Discretionary — 6.5%
21st Century Fox America
7.125%, 04/08/2028	$400	$504
6.900%, 08/15/2039	1,500	1,959
6.750%, 01/09/2038	3,385	4,180
6.650%, 11/15/2037	2,280	2,909
6.200%, 12/15/2034	2,114	2,556
Amazon.com
4.950%, 12/05/2044	2,900	3,389
CBS
5.900%, 10/15/2040	40	44
Charter Communications Operating LLC
6.834%, 10/23/2055 (A)	2,494	2,739
6.484%, 10/23/2045 (A)	635	729
6.384%, 10/23/2035 (A)	380	435
Comcast
6.950%, 08/15/2037	9,029	12,673
6.550%, 07/01/2039	295	398
6.450%, 03/15/2037	4,030	5,357
6.400%, 05/15/2038	14,110	18,838
5.650%, 06/15/2035	4,455	5,593
4.750%, 03/01/2044	500	554
4.650%, 07/15/2042	3,580	3,923
4.600%, 08/15/2045	8,600	9,473
4.500%, 01/15/2043	3,700	4,037
4.250%, 01/15/2033	6,375	6,821
4.200%, 08/15/2034	19,886	21,136
Cox Communications
8.375%, 03/01/2039 (A)	2,528	2,966
4.700%, 12/15/2042 (A)	350	302
Cox Enterprises
7.375%, 07/15/2027 (A)	500	587
Darden Restaurants
6.800%, 10/15/2037	2,005	2,261
Discovery Communications LLC
4.875%, 04/01/2043	460	408

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Grupo Televisa
6.625%, 01/15/2040	$20	$22
Home Depot
5.875%, 12/16/2036	1,600	2,080
4.875%, 02/15/2044	855	1,001
4.400%, 03/15/2045	7,390	8,159
4.250%, 04/01/2046	1,035	1,126
4.200%, 04/01/2043	4,575	4,857
3.750%, 02/15/2024	4,660	5,110
3.350%, 09/15/2025	2,200	2,349
Johnson Controls
5.700%, 03/01/2041	55	61
4.950%, 07/02/2064	695	647
Kohl’s
5.550%, 07/17/2045	1,669	1,413
Lowe’s MTN
7.110%, 05/15/2037	3,092	4,239
6.650%, 09/15/2037	2,360	3,219
5.800%, 10/15/2036	1,260	1,563
5.125%, 11/15/2041	2,525	2,965
5.000%, 09/15/2043	1,050	1,234
4.375%, 09/15/2045	2,490	2,691
4.250%, 09/15/2044	3,750	3,981
NBCUniversal Media LLC
5.950%, 04/01/2041	1,950	2,478
4.450%, 01/15/2043	1,750	1,861
4.375%, 04/01/2021	65	72
2.875%, 01/15/2023	225	231
Newell Brands
5.375%, 04/01/2036	3,060	3,405
NIKE
3.625%, 05/01/2043	4,560	4,567
QVC
5.950%, 03/15/2043	2,290	2,036
5.450%, 08/15/2034	2,160	1,927
Target
6.650%, 08/01/2028	355	447
6.500%, 10/15/2037	2,601	3,577
4.000%, 07/01/2042	5,930	6,130
3.625%, 04/15/2046	5,025	4,919
Thomson Reuters
4.500%, 05/23/2043	290	275
Time Warner
7.700%, 05/01/2032	2,332	3,114
7.625%, 04/15/2031	2,100	2,797
6.500%, 11/15/2036	1,450	1,759
6.200%, 03/15/2040	260	310
6.100%, 07/15/2040	1,480	1,756
5.375%, 10/15/2041	2,580	2,834
Time Warner Cable
6.550%, 05/01/2037	10	11
5.875%, 11/15/2040	150	157

SEI Institutional Investments Trust / Annual Report / May 31, 2016	181

SCHEDULE OF INVESTMENTS

Long Duration Credit Fund (Continued)

May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Time Warner Entertainment
8.375%, 07/15/2033	$1,040	$1,354
Viacom
4.875%, 06/15/2043	190	163
4.850%, 12/15/2034	300	267
4.500%, 02/27/2042	615	492
4.375%, 03/15/2043	4,401	3,366
Walt Disney MTN
4.125%, 12/01/2041	40	43
4.125%, 06/01/2044	4,440	4,843

		216,679

Consumer Staples — 8.9%
Altria Group
10.200%, 02/06/2039	2,236	4,042
9.950%, 11/10/2038	952	1,689
4.250%, 08/09/2042	420	437
Anheuser-Busch
6.450%, 09/01/2037	1,975	2,544
Anheuser-Busch InBev Finance
4.900%, 02/01/2046	52,683	58,812
4.700%, 02/01/2036	35,471	38,399
Anheuser-Busch InBev Worldwide
8.200%, 01/15/2039	1,245	1,928
8.000%, 11/15/2039	300	458
6.375%, 01/15/2040	210	272
3.750%, 07/15/2042	3,995	3,819
Board of Trustees of The Leland Stanford Junior University
3.460%, 05/01/2047	1,375	1,378
Bowdoin College
4.693%, 07/01/2112	4,071	4,191
Brown-Forman
4.500%, 07/15/2045	1,675	1,839
California Institute of Technology
4.700%, 11/01/2111	1,000	1,052
Coca-Cola Femsa
5.250%, 11/26/2043	3,070	3,507
CVS Health
5.125%, 07/20/2045	1,000	1,163
CVS Pass-Through Trust
8.353%, 07/10/2031 (A)	2,971	3,799
Diageo Capital
5.875%, 09/30/2036	485	620
3.875%, 04/29/2043	4,560	4,647
Hamilton College
4.750%, 07/01/2113	3,516	3,236
Kimberly-Clark
5.300%, 03/01/2041	555	708
Kraft Heinz Foods
5.200%, 07/15/2045 (A)	2,115	2,378
5.000%, 06/04/2042	1,690	1,842

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
4.375%, 06/01/2046 (A)	$1,890	$1,912
Land O’ Lakes
6.000%, 11/15/2022 (A)	880	928
Massachusetts Institute of Technology
5.600%, 07/01/2111	3,400	4,488
4.678%, 07/01/2114	3,280	3,699
3.959%, 07/01/2038	1,927	2,114
Northwestern University
3.688%, 12/01/2038	1,570	1,648
Pepsi Bottling Group
7.000%, 03/01/2029	1,320	1,843
PepsiCo
4.600%, 07/17/2045	4,280	4,796
4.250%, 10/22/2044	1,000	1,060
3.600%, 03/01/2024	3,445	3,734
3.600%, 08/13/2042	3,135	3,016
3.000%, 08/25/2021	16	17
Pernod Ricard
5.500%, 01/15/2042 (A)	150	169
Philip Morris International
6.375%, 05/16/2038	420	557
4.875%, 11/15/2043	765	879
4.500%, 03/20/2042	8,840	9,542
4.375%, 11/15/2041	1,750	1,853
4.125%, 03/04/2043	7,895	8,077
3.875%, 08/21/2042	2,795	2,754
President and Fellows of Harvard College
6.500%, 01/15/2039 (A)	1,700	2,543
3.619%, 10/01/2037	400	415
Princeton University
5.700%, 03/01/2039	1,399	1,906
Procter & Gamble
5.550%, 03/05/2037	3,540	4,740
Reynolds American
7.250%, 06/15/2037	325	432
6.150%, 09/15/2043	20	25
5.700%, 08/15/2035	820	965
SABMiller Holdings
4.950%, 01/15/2042 (A)	1,805	2,005
SC Johnson & Son
4.750%, 10/15/2046 (A)	3,321	3,799
Tufts University
5.017%, 04/15/2112	3,212	3,645
University of Chicago
4.411%, 10/01/2044	715	791
Walgreen
4.400%, 09/15/2042	30	29
Walgreens Boots Alliance
4.800%, 11/18/2044	2,240	2,308
4.650%, 06/01/2046	945	958
Wal-Mart Stores
6.500%, 08/15/2037	8,094	11,353

182	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
6.200%, 04/15/2038	$4,480	$6,137
5.625%, 04/01/2040	5,750	7,398
5.625%, 04/15/2041	1,800	2,320
5.000%, 10/25/2040	18,725	22,465
4.750%, 10/02/2043	7,200	8,401
4.300%, 04/22/2044	5,445	6,000
4.000%, 04/11/2043	7,960	8,370
Wesleyan University
4.781%, 07/01/2116	3,550	3,579

		296,430

Energy — 7.4%
Anadarko Petroleum
6.450%, 09/15/2036	4,490	4,820
6.200%, 03/15/2040	263	273
4.873%, 10/10/2036 (B)	15,000	5,606
Apache
6.900%, 09/15/2018	10	11
Baker Hughes
5.125%, 09/15/2040	65	70
BG Energy Capital
5.125%, 10/15/2041 (A)	5,840	6,291
BP Capital Markets
3.994%, 09/26/2023	2,035	2,171
3.535%, 11/04/2024	4,890	5,001
Buckeye Partners
5.850%, 11/15/2043	70	63
Canadian Oil Sands
6.000%, 04/01/2042 (A)	985	940
Cenovus Energy
5.200%, 09/15/2043	1,145	906
Chevron
2.954%, 05/16/2026	1,430	1,437
Conoco Funding
6.950%, 04/15/2029	3,188	3,830
ConocoPhillips
6.500%, 02/01/2039	12,862	15,881
5.950%, 03/15/2046	495	588
5.900%, 05/15/2038	2,400	2,753
4.300%, 11/15/2044	9,120	8,825
ConocoPhillips Canada Funding I
5.950%, 10/15/2036	1,040	1,171
Devon Energy
6.300%, 01/15/2019	50	53
5.600%, 07/15/2041	900	789
4.750%, 05/15/2042	200	163
Devon Financing
7.875%, 09/30/2031	1,800	1,927
El Paso Natural Gas
8.375%, 06/15/2032	1,530	1,680
Energy Transfer Partners
8.250%, 11/15/2029	750	868

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
6.050%, 06/01/2041	$1,010	$917
5.150%, 03/15/2045	660	561
Eni
5.700%, 10/01/2040 (A)	2,620	2,557
EnLink Midstream Partners
5.600%, 04/01/2044	1,000	765
5.050%, 04/01/2045	400	295
Enterprise Products Operating LLC
6.450%, 09/01/2040	705	801
5.950%, 02/01/2041	1,970	2,190
5.750%, 03/01/2035	185	197
5.700%, 02/15/2042	3,102	3,364
EOG Resources
3.900%, 04/01/2035	5,669	5,389
Exxon Mobil
4.114%, 03/01/2046	7,780	8,256
3.567%, 03/06/2045	12,045	11,734
Halliburton
6.700%, 09/15/2038	1,635	1,977
4.750%, 08/01/2043	1,185	1,179
3.800%, 11/15/2025	7,170	7,256
Kinder Morgan
5.550%, 06/01/2045	1,845	1,699
5.300%, 12/01/2034	4,178	3,786
5.050%, 02/15/2046	3,467	3,049
Kinder Morgan Energy Partners
5.500%, 03/01/2044	1,330	1,203
Marathon Petroleum
6.500%, 03/01/2041	3,368	3,361
5.000%, 09/15/2054	1,030	817
Motiva Enterprises
6.850%, 01/15/2040 (A)	5,710	6,648
Nexen Energy ULC
7.500%, 07/30/2039	900	1,171
Noble Energy
6.000%, 03/01/2041	360	355
5.250%, 11/15/2043	3,484	3,319
5.050%, 11/15/2044	600	571
Occidental Petroleum
4.625%, 06/15/2045	400	428
4.400%, 04/15/2046	3,060	3,195
Petro-Canada
6.800%, 05/15/2038	2,140	2,558
Petroleos Mexicanos MTN
5.625%, 01/23/2046	656	557
Phillips 66
4.650%, 11/15/2034	2,642	2,673
Pride International
7.875%, 08/15/2040	1,010	691
Schlumberger Holdings
4.000%, 12/21/2025 (A)	3,000	3,129

SEI Institutional Investments Trust / Annual Report / May 31, 2016	183

SCHEDULE OF INVESTMENTS

Long Duration Credit Fund (Continued)

May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Shell International Finance
6.375%, 12/15/2038	$10,636	$13,605
5.500%, 03/25/2040	2,500	2,936
4.550%, 08/12/2043	6,145	6,414
4.375%, 05/11/2045	5,450	5,629
4.125%, 05/11/2035	4,631	4,728
4.000%, 05/10/2046	8,750	8,518
Southern Natural Gas
7.350%, 02/15/2031	2,215	2,268
Spectra Energy Capital
6.750%, 02/15/2032	800	814
Spectra Energy Partners
5.950%, 09/25/2043	160	179
4.500%, 03/15/2045	500	472
Statoil
6.500%, 12/01/2028 (A)	2,325	3,068
5.250%, 04/15/2019	50	55
5.100%, 08/17/2040	1,415	1,610
4.800%, 11/08/2043	1,534	1,721
3.950%, 05/15/2043	1,430	1,397
Suncor Energy
6.500%, 06/15/2038	4,290	5,098
5.950%, 12/01/2034	2,205	2,446
Sunoco Logistics Partners Operations
5.350%, 05/15/2045	2,447	2,203
5.300%, 04/01/2044	1,309	1,159
TC PipeLines
4.375%, 03/13/2025	1,300	1,188
Tennessee Gas Pipeline
8.375%, 06/15/2032	2,775	3,065
TransCanada PipeLines
7.250%, 08/15/2038	1,765	2,225
6.100%, 06/01/2040	1,660	1,946
5.000%, 10/16/2043	1,275	1,323
4.625%, 03/01/2034	12,148	12,483
Valero Energy
10.500%, 03/15/2039	2,476	3,486
Williams Partners
6.300%, 04/15/2040	50	46
5.800%, 11/15/2043	1,435	1,196
5.400%, 03/04/2044	1,600	1,307
5.100%, 09/15/2045	945	764

		246,114

Financials — 20.5%
Aflac
6.900%, 12/17/2039	6,185	8,364
AIA Group MTN
4.875%, 03/11/2044 (A)	2,572	2,778
AIG SunAmerica Global Financing X
6.900%, 03/15/2032 (A)	5,570	7,040

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Alexandria Real Estate Equities
3.900%, 06/15/2023	$400	$409
American Express
4.050%, 12/03/2042	750	760
American International Group
4.700%, 07/10/2035	1,100	1,122
3.875%, 01/15/2035	1,996	1,847
American Tower Trust I
3.070%, 03/15/2023 (A)	3,034	3,033
Apollo Management Holdings
4.000%, 05/30/2024 (A)	1,685	1,699
Assurant
6.750%, 02/15/2034	1,754	2,103
Bank of America
7.750%, 05/14/2038	1,275	1,756
6.500%, 07/15/2018	265	289
6.110%, 01/29/2037	4,195	4,857
6.000%, 10/15/2036	2,590	3,219
5.875%, 02/07/2042	4,200	5,161
5.000%, 01/21/2044	4,455	4,973
4.875%, 04/01/2044	1,985	2,198
4.750%, 04/21/2045	1,315	1,320
4.450%, 03/03/2026	3,225	3,326
4.100%, 07/24/2023	4,540	4,822
3.950%, 04/21/2025	300	299
3.500%, 04/19/2026	1,285	1,304
3.300%, 01/11/2023	710	723
Bank of New York Mellon MTN
4.600%, 01/15/2020	50	55
Bank One Capital III
8.750%, 09/01/2030	620	896
Barclays
5.250%, 08/17/2045	800	840
Berkshire Hathaway
4.500%, 02/11/2043	8,988	10,003
3.400%, 01/31/2022	56	60
Berkshire Hathaway Finance
5.750%, 01/15/2040	2,080	2,685
4.400%, 05/15/2042	2,250	2,454
4.300%, 05/15/2043	2,390	2,574
Blackstone Holdings Finance
5.000%, 06/15/2044 (A)	5,935	6,176
4.450%, 07/15/2045 (A)	700	672
Blackstone Holdings Finance LLC
6.250%, 08/15/2042 (A)	4,839	5,816
Carlyle Holdings II Finance
5.625%, 03/30/2043 (A)	7,854	8,485
CDP Financial
5.600%, 11/25/2039 (A)	8,215	10,610
Chubb
6.500%, 05/15/2038	2,485	3,454

184	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Chubb INA Holdings
6.700%, 05/15/2036	$4,870	$6,744
4.350%, 11/03/2045	5,000	5,474
Cincinnati Financial
6.920%, 05/15/2028	2,063	2,634
6.125%, 11/01/2034	3,553	4,218
Citigroup
8.125%, 07/15/2039	1,673	2,533
6.875%, 02/15/2098	2,435	3,177
6.675%, 09/13/2043	2,601	3,215
4.750%, 05/18/2046	1,760	1,726
4.650%, 07/30/2045	2,910	3,099
4.600%, 03/09/2026	1,260	1,308
4.450%, 09/29/2027	8,595	8,721
4.400%, 06/10/2025	500	512
3.400%, 05/01/2026	1,975	1,990
Citigroup Capital III
7.625%, 12/01/2036	895	1,105
CME Group
5.300%, 09/15/2043	5,030	6,160
Cooperatieve Rabobank UA
11.000%, 12/31/2049 (A) (C)	970	1,187
5.800%, 09/30/2110 (A)	5,720	6,661
5.250%, 05/24/2041	115	140
5.250%, 08/04/2045	3,795	4,160
4.625%, 12/01/2023	1,670	1,770
4.375%, 08/04/2025	1,200	1,250
3.875%, 02/08/2022	55	59
Credit Suisse Group Funding Guernsey
4.875%, 05/15/2045	1,375	1,376
4.550%, 04/17/2026 (A)	1,310	1,348
Credit Suisse NY MTN
3.625%, 09/09/2024	250	260
Crown Castle Towers LLC
3.663%, 05/15/2025 (A)	4,075	4,170
Daimler Finance North America LLC
1.450%, 08/01/2016 (A)	5,200	5,204
1.375%, 08/01/2017 (A)	9,450	9,443
DaimlerChrysler
8.500%, 01/18/2031	150	239
Devon OEI Operating
7.500%, 09/15/2027	10	11
ERP Operating
4.625%, 12/15/2021	33	37
4.500%, 07/01/2044	4,000	4,311
4.500%, 06/01/2045	1,450	1,568
Farmers Exchange Capital
7.200%, 07/15/2048 (A)	800	934
Farmers Exchange Capital II
6.151%, 11/01/2053 (A) (C)	5,720	5,913
Farmers Exchange Capital III
5.454%, 10/15/2054 (A) (C)	1,000	967

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
First Union Capital II
7.950%, 11/15/2029	$355	$469
FMR
5.150%, 02/01/2043 (A)	260	280
4.950%, 02/01/2033 (A)	250	265
Ford Holdings
9.300%, 03/01/2030	2,279	3,151
General Electric MTN
6.875%, 01/10/2039	3,661	5,358
6.750%, 03/15/2032	106	147
6.150%, 08/07/2037	81	110
5.875%, 01/14/2038	9,189	12,055
General Motors
5.200%, 04/01/2045	3,025	2,943
Goldman Sachs Group MTN
6.750%, 10/01/2037	9,465	11,510
6.345%, 02/15/2034	2,015	2,335
6.250%, 02/01/2041	7,564	9,632
6.125%, 02/15/2033	16,195	19,914
5.750%, 10/01/2016	345	350
5.375%, 03/15/2020	175	193
4.800%, 07/08/2044	3,850	4,127
4.750%, 10/21/2045	4,660	4,993
3.750%, 05/22/2025	2,250	2,317
3.625%, 01/22/2023	215	223
Guardian Life Insurance of America
4.875%, 06/19/2064 (A)	7,070	6,888
Hartford Financial Services Group
6.625%, 03/30/2040	1,794	2,239
HCP
6.750%, 02/01/2041	525	630
4.250%, 11/15/2023	740	758
3.875%, 08/15/2024	835	827
Health Care
3.750%, 03/15/2023	180	183
Highmark
6.125%, 05/15/2041 (A)	1,560	1,521
4.750%, 05/15/2021 (A)	1,330	1,339
HSBC Bank USA
7.650%, 05/01/2025	2,115	2,611
7.000%, 01/15/2039	2,840	3,642
5.875%, 11/01/2034	8,720	10,411
HSBC Holdings
6.800%, 06/01/2038	2,240	2,757
6.500%, 09/15/2037	7,640	9,101
6.100%, 01/14/2042	965	1,245
5.250%, 03/14/2044	11,305	11,888
3.900%, 05/25/2026	920	932
Intercontinental Exchange
3.750%, 12/01/2025	2,460	2,549
Jackson National Life Global Funding
3.050%, 04/29/2026 (A)	2,100	2,083

SEI Institutional Investments Trust / Annual Report / May 31, 2016	185

SCHEDULE OF INVESTMENTS

Long Duration Credit Fund (Continued)

May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
JPMorgan Chase
6.400%, 05/15/2038	$10,223	$13,667
5.600%, 07/15/2041	6,880	8,543
5.500%, 10/15/2040	5,900	7,239
5.400%, 01/06/2042	11,160	13,613
4.950%, 06/01/2045	6,130	6,569
4.850%, 02/01/2044	3,000	3,471
4.250%, 10/15/2020	300	324
4.250%, 10/01/2027	740	765
3.900%, 07/15/2025	500	531
3.875%, 09/10/2024	750	768
3.375%, 05/01/2023	250	252
3.200%, 01/25/2023	200	205
3.200%, 06/15/2026	7,420	7,417
JPMorgan Chase Capital XXIII
1.626%, 05/15/2047 (C)	2,000	1,481
KKR Group Finance II LLC
5.500%, 02/01/2043 (A)	8,622	8,831
KKR Group Finance III
5.125%, 06/01/2044 (A)	6,747	6,570
Liberty Mutual Group
6.500%, 05/01/2042 (A)	3,132	3,721
Lincoln National
6.300%, 10/09/2037	100	115
6.150%, 04/07/2036	45	51
Lloyds Banking Group
5.300%, 12/01/2045 (A)	2,519	2,601
Macquarie Bank
5.000%, 02/22/2017 (A)	65	67
Macquarie Group
6.250%, 01/14/2021 (A)	40	45
6.000%, 01/14/2020 (A)	100	111
Massachusetts Mutual Life Insurance
8.875%, 06/01/2039 (A)	2,010	2,946
MetLife
10.750%, 08/01/2039	1,160	1,799
6.500%, 12/15/2032	350	444
5.875%, 02/06/2041	2,315	2,816
5.700%, 06/15/2035	8,595	10,257
4.875%, 11/13/2043	6,990	7,589
4.721%, 12/15/2044	3,910	4,110
4.600%, 05/13/2046	1,110	1,166
MetLife Capital Trust IV
7.875%, 12/15/2037 (A)	220	261
Metropolitan Life Insurance
7.800%, 11/01/2025 (A)	2,000	2,596
Morgan Stanley MTN
7.250%, 04/01/2032	155	210
6.375%, 07/24/2042	1,935	2,521
6.250%, 08/09/2026	8,221	10,044
4.350%, 09/08/2026	510	526
4.300%, 01/27/2045	9,115	9,278

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
4.000%, 07/23/2025	$5,665	$5,955
3.875%, 04/29/2024	835	878
3.875%, 01/27/2026	1,920	2,000
3.700%, 10/23/2024	3,405	3,514
Mutual of Omaha Insurance
4.297%, 07/15/2054 (A) (C)	1,300	1,297
National Rural Utilities Cooperative Finance
4.023%, 11/01/2032	4,517	4,711
Nationwide Building Society MTN
3.900%, 07/21/2025 (A)	1,105	1,181
Nationwide Financial Services
5.300%, 11/18/2044 (A)	1,450	1,507
Nationwide Health Properties MTN
6.900%, 10/01/2037	1,600	2,014
Nationwide Mutual Insurance
9.375%, 08/15/2039 (A)	1,510	2,247
7.875%, 04/01/2033 (A)	1,027	1,341
4.950%, 04/22/2044 (A)	1,905	1,856
New York Life Global Funding
2.450%, 07/14/2016 (A)	50	50
New York Life Insurance
6.750%, 11/15/2039 (A)	5,615	7,466
5.875%, 05/15/2033 (A)	4,447	5,334
Northwestern Mutual Life Insurance
6.063%, 03/30/2040 (A)	4,415	5,457
Pacific Life Insurance
9.250%, 06/15/2039 (A)	1,040	1,487
PNC Bank MTN
3.800%, 07/25/2023	450	476
3.250%, 06/01/2025	4,615	4,784
PNC Funding
6.700%, 06/10/2019	100	114
Prudential Financial MTN
6.625%, 06/21/2040	285	357
5.700%, 12/14/2036	6,294	7,225
Prudential Insurance of America
8.300%, 07/01/2025 (A)	1,000	1,323
Royal Bank of Canada MTN
4.650%, 01/27/2026	1,385	1,447
Simon Property Group
6.750%, 02/01/2040	4,465	6,203
4.750%, 03/15/2042	3,805	4,260
4.375%, 03/01/2021	40	44
4.250%, 10/01/2044	210	219
3.300%, 01/15/2026	560	581
Swiss Re Treasury US
4.250%, 12/06/2042 (A)	6,581	6,564
Teachers Insurance & Annuity Association of America
6.850%, 12/16/2039 (A)	3,187	4,141
4.900%, 09/15/2044 (A)	3,980	4,324

186	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Travelers
6.750%, 06/20/2036	$3,148	$4,395
6.250%, 06/15/2037	125	169
5.350%, 11/01/2040	1,565	1,951
3.750%, 05/15/2046	2,340	2,333
Trinity Acquisition
6.125%, 08/15/2043	50	54
UBS Group Funding Jersey
4.125%, 09/24/2025 (A)	2,200	2,257
4.125%, 04/15/2026 (A)	685	703
US Bancorp MTN
4.125%, 05/24/2021	22	24
Validus Holdings
8.875%, 01/26/2040	1,335	1,763
Ventas Realty
5.700%, 09/30/2043	3,910	4,383
Visa
4.300%, 12/14/2045	5,220	5,769
4.150%, 12/14/2035	3,835	4,182
Wachovia
5.750%, 06/15/2017	150	157
WEA Finance LLC
4.750%, 09/17/2044 (A)	2,400	2,462
Wells Fargo MTN
5.606%, 01/15/2044	11,048	12,972
5.375%, 11/02/2043	1,845	2,094
4.900%, 11/17/2045	2,440	2,629
4.600%, 04/01/2021	40	44
4.300%, 07/22/2027	3,485	3,695
3.900%, 05/01/2045	5,425	5,484
3.500%, 03/08/2022	235	249
3.300%, 09/09/2024	750	774
3.000%, 04/22/2026	1,410	1,411
Wells Fargo Bank
6.600%, 01/15/2038	5,445	7,314
5.950%, 08/26/2036	1,750	2,165
5.850%, 02/01/2037	7,831	9,490
Welltower
6.500%, 03/15/2041	775	936
5.125%, 03/15/2043	1,020	1,058
XLIT
5.250%, 12/15/2043	2,770	2,874
ZFS Finance USA Trust I
6.500%, 05/09/2037 (A) (C)	640	642
ZFS Finance USA Trust II
6.450%, 12/15/2065 (A) (C)	2,675	2,679

		684,771

Health Care — 8.7%
AbbVie
4.700%, 05/14/2045	1,080	1,101
4.500%, 05/14/2035	3,655	3,716

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
4.450%, 05/14/2046	$1,290	$1,281
4.400%, 11/06/2042	5,020	4,970
Actavis
4.625%, 10/01/2042	25	25
Actavis Funding SCS
4.850%, 06/15/2044	625	626
4.750%, 03/15/2045	2,445	2,416
4.550%, 03/15/2035	6,290	6,217
Aetna
4.750%, 03/15/2044	2,750	2,977
4.125%, 11/15/2042	1,885	1,888
Allina Health System
4.805%, 11/15/2045	1,616	1,884
Amgen
6.900%, 06/01/2038	2,190	2,951
5.650%, 06/15/2042	515	606
4.400%, 05/01/2045	2,060	2,057
Anthem
4.650%, 01/15/2043	2,780	2,853
4.650%, 08/15/2044	1,600	1,645
4.625%, 05/15/2042	300	310
2.375%, 02/15/2017	20	20
Ascension Health
4.847%, 11/15/2053	520	623
3.945%, 11/15/2046	2,105	2,167
AstraZeneca
6.450%, 09/15/2037	5,790	7,694
4.000%, 09/18/2042	1,435	1,422
Baxalta
5.250%, 06/23/2045 (A)	2,620	2,679
Bayer US Finance LLC
3.375%, 10/08/2024 (A)	750	768
Baylor Scott & White Holdings
4.185%, 11/15/2045	3,435	3,623
Becton Dickinson
4.875%, 05/15/2044	1,000	1,105
4.685%, 12/15/2044	65	71
Biogen
4.050%, 09/15/2025	715	763
Bristol-Myers Squibb
4.500%, 03/01/2044	125	145
Celgene
5.700%, 10/15/2040	3,242	3,830
5.250%, 08/15/2043	670	730
5.000%, 08/15/2045	2,650	2,817
4.625%, 05/15/2044	780	779
Cigna
5.875%, 03/15/2041	65	77
City of Hope
5.623%, 11/15/2043	850	1,049
Cleveland Clinic Foundation
4.858%, 01/01/2114	3,656	4,004

SEI Institutional Investments Trust / Annual Report / May 31, 2016	187

SCHEDULE OF INVESTMENTS

Long Duration Credit Fund (Continued)

May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Express Scripts Holding
4.500%, 02/25/2026	$1,060	$1,137
Gilead Sciences
4.800%, 04/01/2044	3,940	4,222
4.750%, 03/01/2046	11,225	12,012
4.600%, 09/01/2035	4,360	4,660
4.500%, 02/01/2045	8,410	8,624
GlaxoSmithKline Capital
6.375%, 05/15/2038	7,534	10,351
Hartford HealthCare
5.746%, 04/01/2044	2,480	2,898
Humana
8.150%, 06/15/2038	1,510	2,114
4.625%, 12/01/2042	55	55
Johnson & Johnson
5.950%, 08/15/2037	4,045	5,701
4.500%, 12/05/2043	2,000	2,389
4.375%, 12/05/2033	7,300	8,390
3.700%, 03/01/2046	1,885	1,995
3.550%, 03/01/2036	865	903
McKesson
4.883%, 03/15/2044	800	881
Medtronic
4.625%, 03/15/2044	6,416	7,129
4.625%, 03/15/2045	12,540	14,068
4.375%, 03/15/2035	13,466	14,646
Memorial Sloan-Kettering Cancer Center
5.000%, 07/01/2042	1,000	1,206
Merck
4.150%, 05/18/2043	3,050	3,255
3.700%, 02/10/2045	14,700	14,765
3.600%, 09/15/2042	850	847
2.750%, 02/10/2025	2,035	2,077
Merck Sharp & Dohme MTN
5.760%, 05/03/2037	1,276	1,583
Mylan
5.250%, 06/15/2046 (A)	1,135	1,135
North Shore-Long Island Jewish Health Care
6.150%, 11/01/2043	630	828
4.800%, 11/01/2042	2,400	2,488
Novartis Capital
4.400%, 05/06/2044	6,200	7,136
NYU Hospitals Center
4.428%, 07/01/2042	2,650	2,773
Perrigo Finance Unlimited
4.375%, 03/15/2026	1,960	1,994
Pfizer
7.200%, 03/15/2039	2,150	3,139
4.400%, 05/15/2044	4,095	4,551
4.300%, 06/15/2043	2,640	2,870
Pharmacia
6.600%, 12/01/2028	1,145	1,517

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Providence Health & Services Obligated Group
4.379%, 10/01/2023	$2,400	$2,647
Roche Holdings
4.000%, 11/28/2044 (A)	230	248
Shands Teaching Hospital and Clinics
4.741%, 12/01/2042	1,750	1,764
St. Barnabas
4.000%, 07/01/2028	2,240	2,296
Stryker
4.625%, 03/15/2046	615	663
4.375%, 05/15/2044	1,220	1,247
4.100%, 04/01/2043	785	782
Sutter Health
2.286%, 08/15/2053	2,000	1,954
Toledo Hospital
4.982%, 11/15/2045	3,425	4,140
Trinity Health
4.125%, 12/01/2045	2,524	2,670
UnitedHealth Group
6.875%, 02/15/2038	1,251	1,780
6.625%, 11/15/2037	4,315	5,929
6.500%, 06/15/2037	3,210	4,394
5.950%, 02/15/2041	95	123
5.800%, 03/15/2036	325	411
5.700%, 10/15/2040	1,005	1,260
4.750%, 07/15/2045	14,030	16,063
4.625%, 07/15/2035	1,100	1,234
4.375%, 03/15/2042	30	32
3.950%, 10/15/2042	1,310	1,336
Wyeth
5.950%, 04/01/2037	4,425	5,721
Wyeth LLC
6.500%, 02/01/2034	3,390	4,559
Zimmer Biomet Holdings
4.450%, 08/15/2045	2,285	2,289

		289,770

Industrials — 8.2%
3M MTN
3.875%, 06/15/2044	4,360	4,628
Air Canada, Pass-Through Trust, Ser 2013-1, Cl A
4.125%, 05/15/2025 (A)	476	487
Air Canada, Pass-Through Trust, Ser 2015-1, Cl A
3.600%, 03/15/2027 (A)	5,414	5,482
American Airlines, Pass-Through Trust, Ser 2013-2, Cl A
4.950%, 01/15/2023	1,617	1,739
American Airlines, Pass-Through Trust, Ser 2014-1, Cl A
3.700%, 10/01/2026	2,007	2,065

188	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
American Airlines, Pass-Through Trust, Ser 2016-2, Cl AA
3.200%, 06/15/2028	$3,765	$3,803
BAE Systems Holdings
4.750%, 10/07/2044 (A)	3,098	3,215
Boeing
6.875%, 03/15/2039	620	903
6.625%, 02/15/2038	870	1,219
3.375%, 06/15/2046	605	584
3.300%, 03/01/2035	5,670	5,547
Burlington Northern Santa Fe LLC
5.150%, 09/01/2043	495	585
4.950%, 09/15/2041	140	160
4.900%, 04/01/2044	2,810	3,241
4.550%, 09/01/2044	5,100	5,573
4.450%, 03/15/2043	1,250	1,351
4.400%, 03/15/2042	2,825	3,014
3.900%, 08/01/2046	3,000	3,007
Canadian National Railway
6.250%, 08/01/2034	2,393	3,145
6.200%, 06/01/2036	5,665	7,542
4.500%, 11/07/2043	3,800	4,276
Caterpillar
5.200%, 05/27/2041	640	749
4.750%, 05/15/2064	4,770	5,116
3.803%, 08/15/2042	7,145	6,900
CSX
4.750%, 05/30/2042	3,415	3,760
4.500%, 08/01/2054	900	921
Deere
3.900%, 06/09/2042	12,095	12,420
Eaton
4.000%, 11/02/2032	2,780	2,837
FedEx
7.600%, 07/01/2097	1,403	1,982
3.875%, 08/01/2042	1,641	1,528
GE Capital International Funding Unlimited
4.418%, 11/15/2035 (A)	66,159	71,974
General Electric
4.500%, 03/11/2044	4,615	5,146
2.700%, 10/09/2022	1,010	1,042
Honeywell International
5.700%, 03/15/2037	300	385
5.375%, 03/01/2041	4,435	5,577
Koninklijke Philips
6.875%, 03/11/2038	80	101
Lockheed Martin
3.600%, 03/01/2035	4,125	4,051
Norfolk Southern
6.000%, 03/15/2105	2,536	2,930
6.000%, 05/23/2111	345	399

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Parker-Hannifin MTN
4.450%, 11/21/2044	$1,755	$1,952
Raytheon
4.700%, 12/15/2041	560	644
Republic Services
5.700%, 05/15/2041	2,100	2,516
Siemens Financieringsmaatschappij
6.125%, 08/17/2026 (A)	100	129
4.400%, 05/27/2045 (A)	9,350	10,235
Stanley Black & Decker
5.200%, 09/01/2040	280	320
Tyco International Finance
5.125%, 09/14/2045	1,300	1,429
Union Pacific
4.850%, 06/15/2044	1,855	2,127
4.750%, 09/15/2041	1,635	1,844
4.750%, 12/15/2043	1,715	1,949
4.375%, 11/15/2065	13,433	13,728
4.050%, 03/01/2046	1,395	1,452
3.875%, 02/01/2055	4,730	4,662
United Airlines, Pass-Through Trust, Ser 2014-2, Cl A
3.750%, 09/03/2026	2,645	2,724
United Parcel Service
8.375%, 04/01/2030 (D)	710	1,026
6.200%, 01/15/2038	3,152	4,349
3.625%, 10/01/2042	5,000	5,091
United Technologies
5.700%, 04/15/2040	1,520	1,919
4.500%, 06/01/2042	17,520	19,165
4.150%, 05/15/2045	3,410	3,552
US Airways, Pass-Through Trust, Ser 2012-1, Cl A
5.900%, 10/01/2024	1,999	2,269
WW Grainger
4.600%, 06/15/2045	1,185	1,339

		273,805

Information Technology — 5.7%
Apple
4.650%, 02/23/2046	8,420	9,243
4.500%, 02/23/2036	6,090	6,608
4.450%, 05/06/2044	780	818
4.375%, 05/13/2045	15,845	16,781
3.850%, 05/04/2043	3,350	3,273
3.450%, 02/09/2045	6,800	6,201
Applied Materials
5.850%, 06/15/2041	90	108
Automatic Data Processing
3.375%, 09/15/2025	2,040	2,182
Cisco Systems
5.900%, 02/15/2039	7,439	9,834

SEI Institutional Investments Trust / Annual Report / May 31, 2016	189

SCHEDULE OF INVESTMENTS

Long Duration Credit Fund (Continued)

May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
5.500%, 01/15/2040	$7,095	$9,025
Diamond 1 Finance
8.350%, 07/15/2046 (A)	1,355	1,379
Hewlett Packard Enterprise
6.200%, 10/15/2035 (A)	4,155	4,047
Intel
4.900%, 07/29/2045	15,860	17,745
4.800%, 10/01/2041	6,095	6,768
4.100%, 05/19/2046	3,624	3,634
4.000%, 12/15/2032	520	547
International Business Machines
3.625%, 02/12/2024	4,160	4,507
Intuit
5.750%, 03/15/2017	25	26
Microsoft
5.300%, 02/08/2041	515	635
4.875%, 12/15/2043	1,470	1,739
4.750%, 11/03/2055	3,545	3,970
4.450%, 11/03/2045	7,450	8,318
4.200%, 11/03/2035	825	915
4.000%, 02/12/2055	7,959	7,813
3.750%, 02/12/2045	10,610	10,599
3.500%, 02/12/2035	4,590	4,627
3.500%, 11/15/2042	670	640
Motorola Solutions
7.500%, 05/15/2025	400	465
Oracle
6.500%, 04/15/2038	7,067	9,591
6.125%, 07/08/2039	2,870	3,756
4.500%, 07/08/2044	980	1,059
4.375%, 05/15/2055	4,735	4,747
4.300%, 07/08/2034	15,695	16,748
4.125%, 05/15/2045	8,810	9,073
Qualcomm
4.650%, 05/20/2035	2,890	3,012
Seagate HDD Cayman
4.750%, 06/01/2023	1,590	1,329

		191,762

Materials — 1.8%
Albemarle
5.450%, 12/01/2044	1,449	1,442
Barrick North America Finance LLC
7.500%, 09/15/2038	15	16
5.750%, 05/01/2043	2,085	2,039
5.700%, 05/30/2041	1,380	1,298
5.250%, 04/01/2042	550	504
BHP Billiton Finance USA
6.750%, 10/19/2075 (A) (C)	2,255	2,336
5.000%, 09/30/2043	12,350	13,118
Dow Chemical
5.250%, 11/15/2041	755	804

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
4.625%, 10/01/2044	$825	$827
4.250%, 10/01/2034	2,870	2,840
Georgia-Pacific LLC
8.875%, 05/15/2031	3,255	5,049
7.250%, 06/01/2028	330	435
Glencore Finance Canada
6.000%, 11/15/2041 (A)	2,878	2,335
International Paper
8.700%, 06/15/2038	1,000	1,425
LYB International Finance
5.250%, 07/15/2043	775	803
LyondellBasell Industries
4.625%, 02/26/2055	1,215	1,075
Monsanto
4.700%, 07/15/2064	2,310	2,048
4.400%, 07/15/2044	2,090	1,994
4.200%, 07/15/2034	3,550	3,431
Nacional del Cobre de Chile
4.500%, 09/16/2025 (A)	2,015	2,051
Newmont Mining
5.875%, 04/01/2035	100	99
Nucor
6.400%, 12/01/2037	40	47
Rio Tinto Alcan
7.250%, 03/15/2031	4,290	5,026
Rio Tinto Finance USA
9.000%, 05/01/2019	150	178
5.200%, 11/02/2040	20	21
4.750%, 03/22/2042	120	119
4.125%, 08/21/2042	6,910	6,361
3.500%, 11/02/2020	20	20
Southern Copper
5.875%, 04/23/2045	1,070	932
Union Carbide
7.750%, 10/01/2096	25	29

		58,702

Telecommunication Services — 2.5%
America Movil
6.375%, 03/01/2035	50	59
6.125%, 11/15/2037	50	58
6.125%, 03/30/2040	2,375	2,787
4.375%, 07/16/2042	3,320	3,223
AT&T
8.250%, 11/15/2031	2,625	3,693
6.375%, 03/01/2041	1,495	1,757
6.350%, 03/15/2040	1,830	2,147
5.600%, 05/15/2018	40	43
5.550%, 08/15/2041	2,005	2,190
5.350%, 09/01/2040	4,145	4,411
4.800%, 06/15/2044	4,130	4,122
4.750%, 05/15/2046	2,566	2,548

190	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
4.500%, 05/15/2035	$6,735	$6,745
4.350%, 06/15/2045	2,389	2,248
3.000%, 02/15/2022	20	20
Bellsouth Capital Funding
7.875%, 02/15/2030	2,855	3,572
Centel Capital
9.000%, 10/15/2019	25	29
Deutsche Telekom International Finance
9.250%, 06/01/2032	2,536	3,965
Koninklijke
8.375%, 10/01/2030	130	177
Rogers Communications
5.450%, 10/01/2043	4,000	4,603
SES Global Americas Holdings
5.300%, 03/25/2044 (A)	6,621	5,994
Verizon Communications
7.350%, 04/01/2039	2,275	3,091
6.000%, 04/01/2041	1,420	1,704
5.012%, 08/21/2054	8,271	8,535
4.672%, 03/15/2055	2,755	2,700
4.522%, 09/15/2048	5,172	5,223
4.272%, 01/15/2036	4,535	4,544
Vodafone Group
7.875%, 02/15/2030	1,470	1,902

		82,090

Utilities — 14.3%
AGL Capital
6.375%, 07/15/2016	100	101
4.400%, 06/01/2043	665	664
3.500%, 09/15/2021	68	71
Alabama Power
5.200%, 06/01/2041	155	187
5.125%, 02/15/2019	195	209
4.150%, 08/15/2044	135	142
Appalachian Power
6.700%, 08/15/2037	50	63
5.800%, 10/01/2035	125	146
4.600%, 03/30/2021	70	76
Arizona Public Service
8.750%, 03/01/2019	455	539
5.050%, 09/01/2041	50	59
4.500%, 04/01/2042	12	14
Baltimore Gas & Electric
6.350%, 10/01/2036	125	165
5.200%, 06/15/2033	1,620	1,849
Berkshire Hathaway Energy
6.500%, 09/15/2037	800	1,076
6.125%, 04/01/2036	2,301	2,957
5.950%, 05/15/2037	635	801
5.150%, 11/15/2043	470	553

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Boston Gas
4.487%, 02/15/2042 (A)	$3,472	$3,642
CenterPoint Energy Houston Electric
4.500%, 04/01/2044	2,310	2,573
CenterPoint Energy Resources
6.250%, 02/01/2037	1,095	1,280
4.500%, 01/15/2021	40	42
Cleco Power
6.000%, 12/01/2040	1,150	1,388
Commonwealth Edison
4.700%, 01/15/2044	2,870	3,344
3.700%, 03/01/2045	11,570	11,449
Connecticut Light & Power
4.150%, 06/01/2045	4,250	4,504
Consolidated Edison of New York
6.750%, 04/01/2038	5,026	6,918
6.200%, 06/15/2036	65	82
5.850%, 04/01/2018	180	195
5.700%, 06/15/2040	40	50
5.500%, 12/01/2039	75	91
4.625%, 12/01/2054	1,075	1,193
4.450%, 03/15/2044	650	717
3.950%, 03/01/2043	5,840	5,964
Consumers Energy
4.350%, 08/31/2064	4,250	4,462
Dominion Resources
5.250%, 08/01/2033	20	22
4.900%, 08/01/2041	2,885	3,037
4.050%, 09/15/2042	450	432
DTE Electric
3.950%, 06/15/2042	80	83
3.900%, 06/01/2021	30	33
3.700%, 03/15/2045	7,575	7,596
Duke Energy
3.550%, 09/15/2021	17	18
2.150%, 11/15/2016	25	25
Duke Energy Carolinas LLC
6.450%, 10/15/2032	110	145
6.100%, 06/01/2037	2,010	2,604
6.050%, 04/15/2038	2,035	2,719
5.300%, 02/15/2040	4,260	5,261
4.250%, 12/15/2041	2,000	2,155
4.000%, 09/30/2042	14,915	15,695
3.900%, 06/15/2021	50	55
3.875%, 03/15/2046	3,500	3,587
3.750%, 06/01/2045	500	504
Duke Energy Florida
6.400%, 06/15/2038	3,035	4,178
Duke Energy Indiana LLC
6.450%, 04/01/2039	4,275	5,862
6.350%, 08/15/2038	3,185	4,368
4.900%, 07/15/2043	930	1,091

SEI Institutional Investments Trust / Annual Report / May 31, 2016	191

SCHEDULE OF INVESTMENTS

Long Duration Credit Fund (Continued)

May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Duke Energy Progress LLC
4.375%, 03/30/2044	$2,270	$2,485
4.200%, 08/15/2045	4,810	5,161
4.150%, 12/01/2044	1,250	1,333
4.100%, 05/15/2042	530	557
Duquesne Light Holdings
6.250%, 08/15/2035	2,500	2,728
El Paso Electric
5.000%, 12/01/2044	350	388
Electricite de France
6.000%, 01/22/2114 (A)	9,903	10,191
4.950%, 10/13/2045 (A)	3,625	3,877
4.750%, 10/13/2035 (A)	1,625	1,707
Elm Road Generating Station Supercritical
5.848%, 01/19/2041 (A)	1,000	1,204
Entergy Louisiana LLC
4.440%, 01/15/2026	1,510	1,665
3.250%, 04/01/2028	3,475	3,592
Entergy Mississippi
2.850%, 06/01/2028	4,370	4,319
Exelon
4.950%, 06/15/2035	1,685	1,827
Exelon Generation LLC
6.250%, 10/01/2039	4,340	4,758
5.600%, 06/15/2042	1,220	1,244
5.200%, 10/01/2019	100	109
Florida Power & Light
5.960%, 04/01/2039	2,570	3,438
5.690%, 03/01/2040	5,728	7,459
5.650%, 02/01/2037	1,000	1,279
4.050%, 06/01/2042	3,460	3,685
4.050%, 10/01/2044	3,215	3,455
3.800%, 12/15/2042	4,720	4,874
Georgia Power
5.650%, 03/01/2037	105	126
5.400%, 06/01/2040	11,470	13,889
4.300%, 03/15/2042	10,330	11,058
4.300%, 03/15/2043	2,945	3,082
Gulf Power
4.550%, 10/01/2044	1,500	1,547
Indianapolis Power & Light
4.700%, 09/01/2045 (A)	3,870	4,270
4.650%, 06/01/2043 (A)	4,250	4,529
International Transmission
4.625%, 08/15/2043 (A)	1,975	2,174
Jersey Central Power & Light
6.150%, 06/01/2037	275	314
John Sevier Combined Cycle Generation
4.626%, 01/15/2042	6,870	7,490
Kansas Gas & Electric
4.300%, 07/15/2044 (A)	3,275	3,537

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Kentucky Utilities
5.125%, 11/01/2040	$2,565	$3,082
KeySpan Gas East
5.819%, 04/01/2041 (A)	4,951	5,869
Louisville Gas & Electric
4.650%, 11/15/2043	3,390	3,907
MidAmerican Energy
4.800%, 09/15/2043	5,260	6,222
4.400%, 10/15/2044	7,655	8,493
Monongahela Power
5.400%, 12/15/2043 (A)	2,930	3,556
Narragansett Electric
4.170%, 12/10/2042 (A)	1,000	1,025
Nevada Power
6.650%, 04/01/2036	100	134
Niagara Mohawk Power
4.278%, 10/01/2034 (A)	5,244	5,526
4.119%, 11/28/2042 (A)	2,000	2,045
NiSource Finance
5.950%, 06/15/2041	220	267
5.800%, 02/01/2042	900	1,091
Northern States Power
6.250%, 06/01/2036	1,176	1,596
6.200%, 07/01/2037	3,640	4,897
4.850%, 08/15/2040	3,400	3,986
3.400%, 08/15/2042	464	446
Oglethorpe Power
5.375%, 11/01/2040	2,735	3,177
5.250%, 09/01/2050	1,205	1,332
4.250%, 04/01/2046	1,630	1,639
4.200%, 12/01/2042	3,740	3,718
Ohio Edison
8.250%, 10/15/2038	395	585
Oklahoma Gas & Electric
4.550%, 03/15/2044	1,395	1,545
Oncor Electric Delivery
7.500%, 09/01/2038	200	282
7.000%, 09/01/2022	85	106
6.800%, 09/01/2018	35	39
5.300%, 06/01/2042	1,450	1,746
5.250%, 09/30/2040	1,650	1,953
4.550%, 12/01/2041	4,700	5,109
One Gas
4.658%, 02/01/2044	1,420	1,580
Pacific Gas & Electric
6.250%, 03/01/2039	4,640	6,126
6.050%, 03/01/2034	7,504	9,838
4.600%, 06/15/2043	8,520	9,449
4.450%, 04/15/2042	5,495	5,981
4.300%, 03/15/2045	2,505	2,700
3.250%, 09/15/2021	18	19

192	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
PacifiCorp
6.250%, 10/15/2037	$3,475	$4,647
6.000%, 01/15/2039	5,065	6,687
4.100%, 02/01/2042	2,725	2,887
PECO Energy
4.800%, 10/15/2043	1,505	1,795
Pennsylvania Electric
6.150%, 10/01/2038	100	111
6.050%, 09/01/2017	50	53
Piedmont Natural Gas
4.650%, 08/01/2043	830	910
Potomac Electric Power
4.950%, 11/15/2043	950	1,097
PPL Electric Utilities
5.200%, 07/15/2041	1,100	1,355
4.750%, 07/15/2043	3,600	4,204
Progress Energy
4.400%, 01/15/2021	25	27
PSEG Power LLC
8.625%, 04/15/2031	4,493	5,411
5.125%, 04/15/2020	50	54
4.300%, 11/15/2023	980	1,007
Public Service Electric & Gas MTN
4.150%, 11/01/2045	700	756
4.050%, 05/01/2045	1,800	1,934
4.000%, 06/01/2044	695	747
3.650%, 09/01/2042	1,905	1,921
Public Service of Colorado
6.250%, 09/01/2037	1,960	2,685
4.300%, 03/15/2044	1,780	1,951
3.950%, 03/15/2043	5,845	6,156
2.900%, 05/15/2025	4,730	4,872
Public Service of Oklahoma
4.400%, 02/01/2021	27	29
Puget Sound Energy
5.795%, 03/15/2040	130	167
San Diego Gas & Electric
6.000%, 06/01/2026	625	802
Sempra Energy
9.800%, 02/15/2019	50	60
6.000%, 10/15/2039	3,390	4,075
South Carolina Electric & Gas
5.450%, 02/01/2041	605	739
5.100%, 06/01/2065	5,915	6,665
Southern California Edison
6.000%, 01/15/2034	175	227
5.950%, 02/01/2038	510	670
5.500%, 03/15/2040	70	88
5.350%, 07/15/2035	2,240	2,731
4.650%, 10/01/2043	6,895	7,935
4.050%, 03/15/2042	7,405	7,805

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Southern California Gas
3.750%, 09/15/2042	$3,150	$3,166
Southwestern Electric Power
6.200%, 03/15/2040	1,204	1,468
Southwestern Public Service
8.750%, 12/01/2018	40	46
4.500%, 08/15/2041	10,725	11,947
Tampa Electric
4.350%, 05/15/2044	1,225	1,298
Texas-New Mexico Power
6.950%, 04/01/2043 (A)	2,000	2,580
Union Electric
8.450%, 03/15/2039	2,780	4,493
Virginia Electric & Power
6.350%, 11/30/2037	630	842
4.650%, 08/15/2043	2,530	2,858
4.450%, 02/15/2044	4,500	4,896
4.200%, 05/15/2045	1,750	1,859
Wisconsin Electric Power
4.250%, 06/01/2044	850	925
3.650%, 12/15/2042	3,930	3,846
2.950%, 09/15/2021	3	3
Wisconsin Power & Light
4.100%, 10/15/2044	325	337
Wisconsin Public Service
4.752%, 11/01/2044	3,615	4,214

		477,491

Total Corporate Obligations (Cost $2,725,832) ($ Thousands)		2,817,614

MUNICIPAL BONDS — 7.7%

Arizona — 0.0%
Arizona, Health Facilities Authority, Ser B, RB Callable 01/01/2017 @ 100
1.229%, 01/01/2037 (C)	380	345

California — 3.6%
Bay Area, Toll Authority, Build America Project, RB
6.263%, 04/01/2049	6,745	9,942
California State, Build America Project, GO
7.550%, 04/01/2039	10,155	15,642
7.500%, 04/01/2034	13,085	19,556
Los Angeles, Community College District, Ser D, GO
6.680%, 08/01/2036	500	699
Los Angeles, Department of Water & Power, Build America Project, RB
6.574%, 07/01/2045	4,530	6,673
Los Angeles, Department of Water & Power, RB
5.716%, 07/01/2039	1,510	1,941

SEI Institutional Investments Trust / Annual Report / May 31, 2016	193

SCHEDULE OF INVESTMENTS

Long Duration Credit Fund (Continued)

May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Los Angeles, Department of Water & Power, Ser C, RB
5.516%, 07/01/2027	$955	$1,175
Los Angeles, Unified School District, Build America Project, Ser RY, GO
6.758%, 07/01/2034	7,000	9,863
San Diego County, Water Authority, Build America Project, RB
6.138%, 05/01/2049	1,750	2,451
Santa Clara Valley, Transportation Authority, Build America Project, RB
5.876%, 04/01/2032	4,860	6,168
State of California, Build America Project, GO
7.625%, 03/01/2040	1,570	2,409
7.300%, 10/01/2039	15,050	22,070
University of California, Build America Project, RB
5.770%, 05/15/2043	5,100	6,686
University of California, Ser AD, RB
4.858%, 05/15/2112	6,337	6,760
University of California, Ser AP, RB
3.931%, 05/15/2045	950	987
University of California, Ser AQ, RB
4.767%, 05/15/2115	4,529	4,692
University of California, Ser J, RB
4.131%, 05/15/2045	1,000	1,048

		118,762

District of Columbia — 0.0%
District of Columbia, Water & Sewer Authority, RB
4.814%, 10/01/2114	530	587

Georgia — 0.2%
Municipal Electric Authority of Georgia, Build America Project, RB
7.055%, 04/01/2057	2,235	2,622
6.637%, 04/01/2057	3,909	5,107

		7,729

Illinois — 0.1%
Illinois State, GO
5.100%, 06/01/2033	2,285	2,186
Metropolitan Water Reclamation District of Greater Chicago, Build America Project, GO
5.720%, 12/01/2038	2,420	2,954

		5,140

Kansas — 0.2%
Kansas State, Development Finance Authority, Ser H, RB
4.727%, 04/15/2037	6,300	6,810

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Massachusetts — 0.2%
Commonwealth of Massachusetts, GO
5.456%, 12/01/2039	$5,085	$6,712
Commonwealth of Massachusetts, Ser D, GO
4.500%, 08/01/2031	330	382

		7,094

Michigan — 0.0%
Michigan State University, Build America Project, RB Callable 02/15/2030 @ 100
6.173%, 02/15/2050	850	1,037

New Jersey — 0.5%
New Jersey Turnpike Authority, RB
7.414%, 01/01/2040	2,895	4,407
7.102%, 01/01/2041	7,735	11,422

		15,829

New York — 1.2%
City of New York, Build America Project, GO
5.985%, 12/01/2036	1,175	1,537
5.206%, 10/01/2031	750	902
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
5.767%, 08/01/2036	3,140	4,015
5.508%, 08/01/2037	1,890	2,404
New York City, Municipal Water Finance Authority, Build America Project, RB
6.011%, 06/15/2042	750	1,049
5.882%, 06/15/2044	500	692
5.724%, 06/15/2042	3,720	4,994
5.440%, 06/15/2043	5,500	7,191
New York City, Transitional Finance Authority, Build America Project, RB
5.572%, 11/01/2038	900	1,147
New York State, Urban Development, Build America Project, RB
5.770%, 03/15/2039	1,970	2,475
Port Authority of New York & New Jersey, RB
4.926%, 10/01/2051	245	295
4.458%, 10/01/2062	10,725	11,791

		38,492

North Carolina — 0.1%
University of North Carolina at Chapel Hill, Ser C, RB
3.327%, 12/01/2036	3,660	3,757

Ohio — 0.3%
American Municipal Power, RB
6.053%, 02/15/2043	2,200	2,713

194	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Ohio State University, Ser A, RB
4.048%, 12/01/2056	$4,150	$4,428
Ohio Water Development Authority Water Pollution Control Loan Fund, RB
4.879%, 12/01/2034	1,795	2,122

		9,263

Texas — 1.1%
City Public Service Board of San Antonio Texas, RB
5.808%, 02/01/2041	5,500	7,393
Grand Parkway Transportation, Sub-Ser E, RB
5.184%, 10/01/2042	1,350	1,717
State of Texas, Build America Project, Ser A, GO
4.631%, 04/01/2033	1,500	1,821
Texas State, Build America Project, GO
5.517%, 04/01/2039	4,350	5,889
Texas Transportation Commission State Highway Fund, Ser B, RB
5.178%, 04/01/2030	4,025	4,960
5.028%, 04/01/2026	6,600	7,944
University of Texas Permanent University Fund, Build America Project, RB
5.262%, 07/01/2039	4,540	5,828
University of Texas, Build America Project, Ser B, RB Callable 08/15/2019 @ 100
6.276%, 08/15/2041	60	68

		35,620

Virginia — 0.0%
Virginia Commonwealth University, Health System Authority, Ser A, RB
4.956%, 01/01/2044	475	534

Washington — 0.2%
State of Washington, GO
5.140%, 08/01/2040	4,495	5,747

Total Municipal Bonds (Cost $249,319) ($ Thousands)		256,746

U.S. TREASURY OBLIGATIONS — 4.7%
U.S. Treasury Bills
0.332%, 10/13/2016 (B)	2,180	2,177
0.320%, 10/06/2016 (B)	2,895	2,891
0.250%, 06/09/2016 (B)	2,360	2,360
U.S. Treasury Bonds
4.500%, 02/15/2036	1,908	2,610
3.000%, 05/15/2045	7,377	7,942
3.000%, 11/15/2045 (E)	31,090	33,466
2.500%, 02/15/2046 (E)	56,715	55,135

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
2.500%, 05/15/2046	$22,720	$22,112
U.S. Treasury Inflation Indexed Bonds
1.375%, 02/15/2044	613	677
0.750%, 02/15/2045	1,517	1,448
U.S. Treasury Notes
1.625%, 02/15/2026	10,340	10,135
1.625%, 05/15/2026	16,725	16,408

Total U.S. Treasury Obligations (Cost $157,503) ($ Thousands)		157,361

U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.0%
FHLB DN
0.501%, 09/06/2016 (B)	4,237	4,232
0.340%, 08/12/2016 (B)	16,283	16,269
Tennessee Valley Authority
5.880%, 04/01/2036	1,200	1,659
5.375%, 04/01/2056	2,160	2,793
4.250%, 09/15/2065	7,502	8,015

Total U.S. Government Agency Obligations (Cost $32,353) ($ Thousands)		32,968

SOVEREIGN DEBT — 0.2%
Asian Development Bank
5.820%, 06/16/2028	3,310	4,379
Qatar Government International Bond
4.625%, 06/02/2046 (A)	3,140	3,155

Total Sovereign Debt (Cost $7,475) ($ Thousands)		7,534

ASSET-BACKED SECURITY — 0.0%

Other Asset-Backed Securities — 0.0%
321 Henderson Receivables LLC, Ser 2013-3A, Cl A
4.080%, 01/17/2073 (A)	489	506

Total Asset-Backed Security (Cost $489) ($ Thousands)		506

SEI Institutional Investments Trust / Annual Report / May 31, 2016	195

SCHEDULE OF INVESTMENTS

Long Duration Credit Fund (Concluded)

May 31, 2016

Description	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 1.3%
SEI Daily Income Trust, Prime Obligation Fund, Cl A
0.270%**†	41,860,814	$41,861

Total Cash Equivalent (Cost $41,861) ($ Thousands)		41,861

Total Investments — 99.4% (Cost $3,214,832) ($ Thousands)		$3,314,590

The open futures contracts held by the Fund at May 31, 2016, are as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
U.S. 10-Year Treasury Note	46	Sep-2016	$13
U.S. 5-Year Treasury Note	279	Sep-2016	54
U.S. 5-Year Treasury Note	(187)	Sep-2016	(39)
U.S. Long Treasury Bond	(689)	Sep-2016	(279)
U.S. Ultra Long Treasury Bond	412	Sep-2016	456
Ultra 10-Year U.S. Treasury Bond	(13)	Sep-2016	(9)

			$196

For the year ended May 31, 2016, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

Percentages are based on a Net Assets of $3,333,806 ($ Thousands).

**	Rate shown is the 7-day effective yield as of May 31, 2016.

†	Investment in Affiliated Security (see Note 6).

(A)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2016, the value of these securities amounted to $398,390 ($ Thousands), representing 12.0% of the net assets of the Fund.

(B)	The rate reported is the effective yield at time of purchase.

(C)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of May 31, 2016.

(D)	Step Bonds – The rate reflected on the Schedule of Investments is the effective yield on May 31, 2016. The coupon on a step bond changes on a specified date.

(E)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

Cl — Class

DN — Discount Note

FHLB — Federal Home Loan Bank

GO — General Obligation

LLC — Limited Liability Company

MTN — Medium Term Note

RB — Revenue Bond

Ser — Series

ULC — Unlimited Liability Corporation

The following is a list of the level of inputs used as of May 31, 2016, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$2,817,614	$—	$2,817,614
Municipal Bonds	—	256,746	—	256,746
U.S. Treasury Obligations	—	157,361	—	157,361
U.S. Government Agency Obligations	—	32,968	—	32,968
Sovereign Debt	—	7,534	—	7,534
Asset-Backed Security	—	506	—	506
Cash Equivalent	41,861	—	—	41,861

Total Investments in Securities	$41,861	$3,272,729	$—	$3,314,590

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$523	$—	$—	$523
Unrealized Depreciation	(327)	—	—	(327)

Total Other Financial Instruments	$196	$—	$—	$196

*	Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2016, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

196	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Ultra Short Duration Bond Fund

May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS — 46.0%

Consumer Discretionary — 1.0%
AutoZone
1.625%, 04/21/2019	$160	$159
NBCUniversal Enterprise
1.313%, 04/15/2018 (A) (B)	1,400	1,403
Scripps Networks Interactive
2.700%, 12/15/2016	1,800	1,815
Thomson Reuters
1.650%, 09/29/2017	1,190	1,192
Time Warner Cable
5.850%, 05/01/2017	950	985

		5,554

Consumer Staples — 2.2%
Anheuser-Busch InBev Finance
1.900%, 02/01/2019	640	643
1.897%, 02/01/2021 (A)	800	826
Catholic Health Initiatives
1.600%, 11/01/2017	1,215	1,219
CVS Health
1.900%, 07/20/2018	1,000	1,010
JM Smucker
1.750%, 03/15/2018	380	382
Kroger
2.000%, 01/15/2019	290	291
Mondelez International
1.157%, 02/01/2019 (A)	1,500	1,496
Providence Health & Services Obligated Group
5.800%, 10/01/2016	1,500	1,521
Reynolds American
2.300%, 06/12/2018	1,070	1,086
SABMiller Holdings
1.327%, 08/01/2018 (A) (B)	750	749
Walgreens Boots Alliance
1.750%, 11/17/2017	1,700	1,707

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
1.750%, 05/30/2018	$850	$851

		11,781

Energy — 3.1%
BP Capital Markets
1.140%, 05/10/2018 (A)	1,500	1,487
1.052%, 02/13/2018 (A)	1,000	997
ConocoPhillips
1.500%, 05/15/2018	790	785
Devon Energy
1.174%, 12/15/2016 (A)	1,450	1,441
Enbridge
1.083%, 06/02/2017 (A)	1,575	1,545
Energy Transfer Partners
2.500%, 06/15/2018	800	789
Hess
1.300%, 06/15/2017	810	805
Kinder Morgan
2.000%, 12/01/2017	785	776
Noble Energy
8.250%, 03/01/2019	595	669
Schlumberger Holdings
1.900%, 12/21/2017 (B)	1,250	1,254
Schlumberger Norge
1.250%, 08/01/2017 (B)	205	204
Shell International Finance
1.375%, 05/10/2019	750	745
Statoil
0.832%, 11/09/2017 (A)	1,350	1,346
Suncor Energy
6.100%, 06/01/2018	875	937
TransCanada PipeLines
1.421%, 01/12/2018 (A)	2,600	2,565

		16,345

Financials — 30.1%
ABN AMRO Bank
4.250%, 02/02/2017 (B)	705	718
American Express Credit MTN
1.875%, 11/05/2018	1,100	1,106
0.951%, 06/05/2017 (A)	1,720	1,716
0.924%, 09/22/2017 (A)	925	922
American Honda Finance MTN
1.479%, 02/22/2019 (A)	1,150	1,162
1.090%, 07/13/2018 (A)	1,500	1,502
Australia & New Zealand Banking Group
1.186%, 05/15/2018 (A)	625	624
Banco Santander Chile
1.529%, 04/11/2017 (A) (B)	1,200	1,197
Bank Nederlandse Gemeenten MTN
0.700%, 07/14/2017 (A) (B)	3,150	3,148

SEI Institutional Investments Trust / Annual Report / May 31, 2016	197

SCHEDULE OF INVESTMENTS
Ultra Short Duration Bond Fund (Continued)

May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Bank of America MTN
5.650%, 05/01/2018	$305	$326
5.300%, 03/15/2017	900	928
2.000%, 01/11/2018	545	547
1.700%, 08/25/2017	1,100	1,101
1.668%, 01/15/2019 (A)	1,000	1,004
1.272%, 08/25/2017 (A)	1,790	1,785
0.934%, 06/15/2017 (A)	2,060	2,053
Bank of Montreal MTN
1.400%, 04/10/2018	925	926
1.229%, 04/09/2018 (A)	1,000	999
Bank of New York Mellon MTN
1.115%, 09/11/2019 (A)	2,000	1,969
1.076%, 03/06/2018 (A)	700	700
Bank of Nova Scotia
1.458%, 01/15/2019 (A)	1,470	1,472
Bank of Tokyo-Mitsubishi UFJ
1.450%, 09/08/2017 (B)	1,000	998
0.944%, 09/08/2017 (A) (B)	1,025	1,021
Barclays Bank MTN
6.050%, 12/04/2017 (B)	1,500	1,586
BB&T MTN
1.494%, 06/15/2018 (A)	890	895
1.297%, 02/01/2019 (A)	800	803
Berkshire Hathaway Finance
1.450%, 03/07/2018	1,100	1,107
0.931%, 01/12/2018 (A)	2,345	2,351
BPCE MTN
1.480%, 02/10/2017 (A)	1,000	1,004
Capital One
1.778%, 08/17/2018 (A)	1,150	1,157
1.313%, 02/05/2018 (A)	1,100	1,099
Capital One Bank USA
1.300%, 06/05/2017	2,500	2,502
Citigroup
1.700%, 04/27/2018	850	849
1.550%, 08/14/2017	750	750
1.401%, 04/08/2019 (A)	1,000	994
1.361%, 11/24/2017 (A)	2,580	2,581
1.324%, 04/27/2018 (A)	2,180	2,178
Citizens Bank MTN
1.600%, 12/04/2017	2,000	1,990
Commonwealth Bank of Australia MTN
0.904%, 09/08/2017 (A) (B)	1,250	1,249
Cooperatieve Rabobank UA
3.375%, 01/19/2017	1,250	1,269
Credit Agricole MTN
1.605%, 06/10/2020 (A) (B)	500	499
Credit Suisse NY
1.700%, 04/27/2018	1,275	1,276
1.328%, 01/29/2018 (A)	1,100	1,098
1.155%, 05/26/2017 (A)	980	979

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Daimler Finance North America
1.375%, 08/01/2017 (B)	$1,470	$1,469
Daimler Finance North America LLC
1.650%, 05/18/2018 (B)	800	799
Deutsche Bank
1.350%, 05/30/2017	1,250	1,245
1.307%, 02/13/2018 (A)	1,100	1,091
Fifth Third Bank MTN
1.546%, 08/20/2018 (A)	1,250	1,255
1.350%, 06/01/2017	2,000	2,000
Ford Motor Credit LLC
2.021%, 05/03/2019	1,300	1,296
1.724%, 12/06/2017	750	749
1.534%, 06/15/2018 (A)	1,940	1,926
1.462%, 03/12/2019 (A)	1,000	995
1.154%, 09/08/2017 (A)	1,480	1,475
General Electric MTN
1.339%, 04/02/2018 (A)	500	503
General Motors Financial
2.400%, 04/10/2018	1,600	1,606
Goldman Sachs Group
2.375%, 01/22/2018	2,300	2,325
1.838%, 04/30/2018 (A)	215	217
1.798%, 04/23/2020 (A)	875	875
1.726%, 11/15/2018 (A)	1,375	1,383
1.434%, 12/15/2017 (A)	1,730	1,730
HSBC Bank
1.266%, 05/15/2018 (A) (B)	2,655	2,647
HSBC USA
1.300%, 06/23/2017	1,850	1,847
Huntington National Bank
2.200%, 11/06/2018	1,225	1,236
1.375%, 04/24/2017	850	851
Hyundai Capital America MTN
2.000%, 03/19/2018 (B)	560	561
ING Bank
1.315%, 10/01/2019 (A) (B)	1,300	1,281
JPMorgan Chase MTN
1.593%, 01/23/2020 (A)	700	701
1.538%, 01/25/2018 (A)	2,205	2,216
1.264%, 01/28/2019 (A)	1,000	996
1.145%, 03/01/2018 (A)	1,100	1,098
KeyBank
2.350%, 03/08/2019	750	759
1.155%, 06/01/2018 (A)	1,300	1,297
1.152%, 11/25/2016 (A)	1,490	1,492
Lloyds Bank
1.408%, 05/14/2025 (A)	1,200	1,198
1.160%, 03/16/2018 (A)	1,250	1,242
Macquarie Group
1.637%, 01/31/2017 (A) (B)	1,000	1,002

198	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Manufacturers & Traders Trust
1.400%, 07/25/2017	$1,150	$1,148
1.013%, 01/30/2017 (A)	900	900
0.938%, 07/25/2017 (A)	950	948
Metropolitan Life Global Funding I
1.500%, 01/10/2018 (B)	740	742
Mizuho Bank
1.080%, 09/25/2017 (A) (B)	3,240	3,226
Morgan Stanley MTN
5.950%, 12/28/2017	550	586
1.918%, 04/25/2018 (A)	1,000	1,010
1.488%, 01/24/2019 (A)	750	749
1.083%, 10/18/2016 (A)	1,000	1,001
Nissan Motor Acceptance MTN
1.330%, 09/26/2016 (A) (B)	985	987
1.182%, 03/03/2017 (A) (B)	615	615
PNC Bank
1.800%, 11/05/2018	2,565	2,585
Pricoa Global Funding I
1.350%, 08/18/2017 (B)	1,200	1,201
1.150%, 11/25/2016 (B)	800	800
Principal Life Global Funding II
1.500%, 04/18/2019 (B)	500	495
1.200%, 05/19/2017 (B)	1,000	1,000
1.125%, 02/24/2017 (B)	550	550
Protective Life Global Funding
1.722%, 04/15/2019 (B)	1,065	1,063
Prudential Financial MTN
1.406%, 08/15/2018 (A)	1,649	1,645
Royal Bank of Canada MTN
1.625%, 04/15/2019	1,000	1,002
Santander Bank
1.561%, 01/12/2018 (A)	1,250	1,244
Santander UK MTN
1.511%, 08/24/2018 (A)	1,250	1,247
1.040%, 09/29/2017 (A)	1,500	1,494
Simon Property Group
1.500%, 02/01/2018 (B)	1,345	1,346
Societe Generale MTN
1.705%, 10/01/2018 (A)	2,500	2,512
Standard Chartered MTN
1.273%, 04/17/2018 (A) (B)	2,000	1,980
Sumitomo Mitsui Banking MTN
1.573%, 01/18/2019 (A)	1,550	1,553
Synchrony Financial
1.875%, 08/15/2017	760	760
1.867%, 02/03/2020 (A)	1,750	1,694
Toronto-Dominion Bank MTN
1.475%, 01/22/2019 (A)	1,180	1,187
1.178%, 07/23/2018 (A)	1,500	1,500
0.877%, 05/02/2017 (A)	690	689

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Toyota Motor Credit MTN
1.550%, 07/13/2018	$1,500	$1,510
UBS MTN
1.330%, 03/26/2018 (A)	1,250	1,251
1.266%, 08/14/2019 (A)	1,750	1,737
Union Bank
1.380%, 09/26/2016 (A)	1,400	1,402
US Bancorp MTN
1.038%, 04/25/2019 (A)	1,400	1,393
US Bank MTN
1.218%, 01/29/2018 (A)	700	703
Ventas Realty
1.550%, 09/26/2016	750	751
1.250%, 04/17/2017	285	284
Volkswagen Group of America Finance
1.250%, 05/23/2017 (B)	750	747
Volkswagen Group of America Finance LLC
1.124%, 05/22/2018 (A) (B)	750	738
1.076%, 11/20/2017 (A) (B)	3,000	2,967
Volkswagen International Finance
1.125%, 11/18/2016 (B)	1,090	1,090
1.066%, 11/18/2016 (A) (B)	1,260	1,257
Voya Financial
2.900%, 02/15/2018	650	659
WEA Finance LLC
1.750%, 09/15/2017 (B)	700	700
Wells Fargo MTN
1.400%, 09/08/2017	1,000	1,002
1.375%, 01/22/2018 (A)	500	502
1.318%, 01/30/2020 (A)	1,250	1,247
1.268%, 04/23/2018 (A)	1,290	1,293
Westpac Banking
1.243%, 01/17/2019 (A)	800	799

		160,994

Health Care — 4.3%
AbbVie
1.800%, 05/14/2018	1,200	1,202
Actavis Funding SCS
2.350%, 03/12/2018	1,730	1,744
1.712%, 03/12/2018 (A)	2,025	2,033
1.300%, 06/15/2017	1,250	1,246
Amgen
1.034%, 05/22/2017 (A)	2,280	2,281
Baxalta
1.404%, 06/22/2018 (A) (B)	3,300	3,262
Catholic Health Initiatives
2.600%, 08/01/2018	740	751
Celgene
2.125%, 08/15/2018	750	758
Express Scripts Holding
2.650%, 02/15/2017	2,860	2,889

SEI Institutional Investments Trust / Annual Report / May 31, 2016	199

SCHEDULE OF INVESTMENTS

Ultra Short Duration Bond Fund (Continued)

May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

1.250%, 06/02/2017	$1,750	$1,747
Mylan
1.350%, 11/29/2016	950	949
Perrigo
1.300%, 11/08/2016	265	264
Thermo Fisher Scientific
1.300%, 02/01/2017	415	415
UnitedHealth Group
1.083%, 01/17/2017 (A)	2,005	2,009
Zimmer Holdings
1.450%, 04/01/2017	1,400	1,400

		22,950

Industrials — 0.8%
Air Lease
2.125%, 01/15/2018	385	385
Caterpillar Financial Services MTN
1.354%, 02/23/2018 (A)	1,435	1,446
GATX
1.250%, 03/04/2017	525	524
Hutchison Whampoa International
1.625%, 10/31/2017 (B)	1,400	1,401
TTX MTN
2.250%, 02/01/2019 (B)	465	470

		4,226

Information Technology — 1.3%
Apple
1.474%, 02/22/2019 (A)	1,375	1,394
Cisco Systems
1.254%, 02/21/2018 (A)	550	554
eBay
2.500%, 03/09/2018	800	812
Fidelity National Information Services
1.450%, 06/05/2017	470	468
Hewlett Packard Enterprise
2.450%, 10/05/2017 (B)	1,750	1,766
2.369%, 10/05/2017 (A) (B)	2,215	2,229

		7,223

Materials — 0.6%
Monsanto
1.150%, 06/30/2017	1,425	1,426
0.832%, 11/07/2016 (A)	1,059	1,058
Rio Tinto Finance USA
1.482%, 06/17/2016 (A)	910	910

		3,394

Telecommunication Services — 1.6%
AT&T
5.500%, 02/01/2018	1,700	1,809
1.559%, 06/30/2020 (A)	1,250	1,248

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

British Telecommunications
1.250%, 02/14/2017	$655	$655
Verizon Communications
2.382%, 09/14/2018 (A)	935	961
1.350%, 06/09/2017	3,150	3,155
1.036%, 06/09/2017 (A)	720	721

		8,549

Utilities — 1.0%
Duke Energy
1.009%, 04/03/2017 (A)	2,000	1,998
Exelon
1.550%, 06/09/2017	1,200	1,200
Southern
1.550%, 07/01/2018	650	651
1.300%, 08/15/2017	780	780
Xcel Energy
1.200%, 06/01/2017	670	669

		5,298

Total Corporate Obligations (Cost $246,329) ($ Thousands)		246,314

ASSET-BACKED SECURITIES — 26.4%

Automotive — 13.1%
Ally Auto Receivables Trust, Ser 2014-SN1, Cl A3
0.750%, 02/21/2017	4	4
Ally Master Owner Trust, Ser 2014-4, Cl A1
0.835%, 06/17/2019 (A)	945	944
Ally Master Owner Trust, Ser 2014-4, Cl A2
1.430%, 06/17/2019	3,485	3,487
Ally Master Owner Trust, Ser 2014-5, Cl A2
1.600%, 10/15/2019	2,245	2,247
American Credit Acceptance Receivables Trust, Ser 2014-4, Cl A
1.330%, 07/10/2018 (B)	88	88
AmeriCredit Automobile Receivables Trust, Ser 2013-2, Cl B
1.190%, 05/08/2018	706	706
AmeriCredit Automobile Receivables Trust, Ser 2013-4, Cl C
2.720%, 09/09/2019	1,850	1,870
AmeriCredit Automobile Receivables Trust, Ser 2014-4, Cl A3
1.270%, 07/08/2019	875	874
AmeriCredit Automobile Receivables Trust, Ser 2015-1, Cl B
1.880%, 03/09/2020	1,290	1,292

200	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
AmeriCredit Automobile Receivables Trust, Ser 2016-1, Cl A2B
1.187%, 06/10/2019 (A)	$1,155	$1,156
AmeriCredit Automobile Receivables Trust, Ser 2016-1, Cl A2A
1.520%, 06/10/2019	480	480
AmeriCredit Automobile Receivables Trust, Ser 2016-2, Cl A3
1.600%, 11/09/2020	470	468
ARI Fleet Lease Trust, Ser 2013-A, Cl A3
0.920%, 07/15/2021 (B)	192	192
ARI Fleet Lease Trust, Ser 2014-A, Cl A2
0.810%, 11/15/2022 (B)	118	118
Bank of The West Auto Trust, Ser 2015-1, Cl A2B
0.783%, 04/16/2018 (A) (B)	919	920
California Republic Auto Receivables Trust, Ser 2013-1, Cl A2
1.410%, 09/17/2018 (B)	446	446
Capital Auto Receivables Asset Trust, Ser 2013- 1, Cl A4
0.970%, 01/22/2018	60	59
Capital Auto Receivables Asset Trust, Ser 2013- 3, Cl B
2.320%, 07/20/2018	1,225	1,229
Capital Auto Receivables Asset Trust, Ser 2014- 3, Cl A2
1.180%, 12/20/2017	1,180	1,179
Capital Auto Receivables Asset Trust, Ser 2015- 3, Cl A2
1.720%, 01/22/2019	890	890
CarMax Auto Owner Trust, Ser 2012-3, Cl C
1.500%, 08/15/2018	225	225
CarMax Auto Owner Trust, Ser 2015-3, Cl A2A
1.100%, 11/15/2018	980	980
CarMax Auto Owner Trust, Ser 2016-2, Cl A2A
1.240%, 06/17/2019	1,350	1,342
Chesapeake Funding LLC, Ser 2011-2A, Cl A
1.689%, 04/07/2024 (A) (B)	133	133
Chesapeake Funding LLC, Ser 2012-2A, Cl A
0.887%, 05/07/2024 (A) (B)	42	42
Chesapeake Funding, Ser 2014-1A, Cl A
0.859%, 03/07/2026 (A) (B)	1,812	1,808
Chesapeake Funding, Ser 2015-1A, Cl B
1.387%, 02/07/2027 (A) (B)	1,330	1,329
Chrysler Capital Auto Receivables Trust, Ser 2015-BA, Cl A2
1.460%, 12/17/2018 (B)	1,038	1,039
CPS Auto Receivables Trust, Ser 2013-D, Cl A
1.540%, 07/16/2018 (B)	610	609
CPS Auto Receivables Trust, Ser 2014-A, Cl A
1.210%, 08/15/2018 (B)	180	180
CPS Auto Receivables Trust, Ser 2015-A, Cl A
1.530%, 07/15/2019 (B)	1,464	1,461

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
CPS Auto Trust, Ser 2012-C, Cl A
1.820%, 12/16/2019 (B)	$634	$634
Credit Acceptance Auto Loan Trust, Ser 2013- 2A, Cl A
1.500%, 04/15/2021 (B)	202	202
Credit Acceptance Auto Loan Trust, Ser 2014- 1A, Cl A
1.550%, 10/15/2021 (B)	1,069	1,068
Credit Acceptance Auto Loan Trust, Ser 2014- 2A, Cl A
1.880%, 03/15/2022 (B)	2,250	2,252
DT Auto Owner Trust, Ser 2015-3A, Cl A
1.660%, 03/15/2019 (B)	1,411	1,412
Enterprise Fleet Financing LLC, Ser 2014-1, Cl A3
1.380%, 09/20/2019 (B)	700	699
Enterprise Fleet Financing, Ser 2014-1, Cl A2
0.870%, 09/20/2019 (B)	151	150
Enterprise Fleet Financing, Ser 2014-2, Cl A2
1.050%, 03/20/2020 (B)	2,436	2,424
First Investors Auto Owner Trust, Ser 2013-1A, Cl B
1.810%, 10/15/2018 (B)	667	667
First Investors Auto Owner Trust, Ser 2013-2A, Cl A2
1.230%, 03/15/2019 (B)	109	109
First Investors Auto Owner Trust, Ser 2014-2A, Cl A2
0.860%, 08/15/2018 (B)	171	171
First Investors Auto Owner Trust, Ser 2014-3A, Cl A2
1.060%, 11/15/2018 (B)	380	380
First Investors Auto Owner Trust, Ser 2014-3A, Cl A3
1.670%, 11/16/2020 (B)	1,055	1,054
First Investors Auto Owner Trust, Ser 2015-1A, Cl A2
1.210%, 04/15/2019 (B)	790	788
Flagship Credit Auto Trust, Ser 2013-2, Cl A
1.940%, 01/15/2019 (B)	351	352
Ford Credit Auto Lease Trust, Ser 2014-B, Cl A4
1.100%, 11/15/2017	260	260
Ford Credit Auto Lease Trust, Ser 2015-B, Cl B
1.920%, 03/15/2019	765	762
Ford Credit Auto Owner Trust, Ser 2012-B, Cl D
2.930%, 10/15/2018	1,500	1,505
Ford Credit Floorplan Master Owner Trust, Ser 2012-2, Cl A
1.920%, 01/15/2019	4,414	4,436
Ford Credit Floorplan Master Owner Trust, Ser 2013-5, Cl A2
0.903%, 09/15/2018 (A)	655	655

SEI Institutional Investments Trust / Annual Report / May 31, 2016	201

SCHEDULE OF INVESTMENTS

Ultra Short Duration Bond Fund (Continued)

May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Ford Credit Floorplan Master Owner Trust, Ser 2014-1, Cl A2
0.835%, 02/15/2019 (A)	$850	$850
Ford Credit Floorplan Master Owner Trust, Ser 2014-1, Cl B
1.400%, 02/15/2019	205	205
Ford Credit Floorplan Master Owner Trust, Ser 2015-4, Cl A2
1.035%, 08/15/2020 (A)	170	170
GLS Auto Receivables Trust, Ser 2016-1A, Cl A
2.730%, 10/15/2020 (B)	700	700
GM Financial Automobile Leasing Trust, Ser 2014-1A, Cl A3
1.010%, 05/22/2017 (B)	420	420
GM Financial Automobile Leasing Trust, Ser 2015-1, Cl B
2.140%, 06/20/2019	1,895	1,880
GM Financial Automobile Leasing Trust, Ser 2016-2, Cl A3
1.620%, 09/20/2019	580	578
GMF Floorplan Owner Revolving Trust, Ser 2015-1, Cl A2
0.933%, 05/15/2020 (A) (B)	1,600	1,589
Harley-Davidson Motorcycle Trust, Ser 2013-1, Cl A3
0.650%, 07/16/2018	78	78
Hertz Fleet Lease Funding, Ser 2013-3, Cl B
1.487%, 12/10/2027 (A) (B)	1,825	1,826
Mercedes-Benz Auto Receivables Trust, Ser 2013-1, Cl A4
1.130%, 11/15/2019	1,000	1,001
Oscar US Funding Trust, Ser 2014-1A, Cl A2
1.000%, 08/15/2017 (B)	169	169
Porsche Innovative Lease Owner Trust, Ser 2014-1, Cl A3
1.030%, 11/20/2017 (B)	1,275	1,276
Prestige Auto Receivables Trust, Ser 2013-1A, Cl A3
1.330%, 05/15/2019 (B)	589	589
Prestige Auto Receivables Trust, Ser 2014-1A, Cl A2
0.970%, 03/15/2018 (B)	150	150
Prestige Auto Receivables Trust, Ser 2015-1, Cl A2
1.090%, 02/15/2019 (B)	228	228
Prestige Auto Receivables Trust, Ser 2016-1A, Cl A2
1.780%, 08/15/2019 (B)	900	900
Santander Drive Auto Receivables Trust, Ser 2012-2, Cl D
3.870%, 02/15/2018	1,106	1,111

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Santander Drive Auto Receivables Trust, Ser 2012-3, Cl D
3.640%, 05/15/2018	$1,175	$1,185
Santander Drive Auto Receivables Trust, Ser 2013-4, Cl B
2.160%, 01/15/2020	428	429
Susquehanna Auto Receivables Trust, Ser 2014-1A, Cl A3
1.000%, 02/15/2018 (B)	586	585
Toyota Auto Receivables Owner Trust, Ser 2016-B, Cl A3
1.300%, 04/15/2020	240	240
USAA Auto Owner Trust, Ser 2015-1, Cl A3
1.200%, 06/17/2019	565	566
Volkswagen Credit Auto Master Trust, Ser 2014-1A, Cl A1
0.789%, 07/22/2019 (A) (B)	1,250	1,241
Volvo Financial Equipment LLC, Ser 2014-1A, Cl A3
0.820%, 04/16/2018 (B)	398	398
Westlake Automobile Receivables Trust, Ser 2014-2A, Cl C
2.240%, 04/15/2020 (B)	555	553
Westlake Automobile Receivables Trust, Ser 2014-2A, Cl A2
0.970%, 10/16/2017 (B)	156	156
Westlake Automobile Receivables Trust, Ser 2015-1A, Cl B
1.680%, 11/16/2020 (B)	1,365	1,359
Westlake Automobile Receivables Trust, Ser 2015-1A, Cl A2
1.170%, 03/15/2018 (B)	204	204
Westlake Automobile Receivables Trust, Ser 2015-2A, Cl A2A
1.280%, 07/16/2018 (B)	348	348
Wheels SPV LLC, Ser 2014-1A, Cl A2
0.840%, 03/20/2023 (B)	741	741
World Omni Automobile Lease Securitization Trust, Ser 2015-A, Cl A2A
1.060%, 05/15/2018	587	587

		70,089

Credit Cards — 3.7%
Barclays Dryrock Issuance Trust, Ser 2014-1, Cl A
0.793%, 12/16/2019 (A)	600	600
Cabela’s Credit Card Master Note Trust, Ser 2013-2A, Cl A2
1.085%, 08/16/2021 (A) (B)	395	395
Capital One Multi-Asset Execution Trust, Ser 2007-A1, Cl A1
0.485%, 11/15/2019 (A)	625	625

202	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Capital One Multi-Asset Execution Trust, Ser 2014-A2, Cl A2
1.260%, 01/15/2020	$3,037	$3,043
Chase Issuance Trust, Ser 2012-A2, Cl A2
0.705%, 05/15/2019 (A)	200	200
Chase Issuance Trust, Ser 2014-A1, Cl A1
1.150%, 01/15/2019	3,869	3,874
Citibank Credit Card Issuance Trust, Ser 2013- A2, Cl A2
0.723%, 05/26/2020 (A)	1,015	1,016
Citibank Credit Card Issuance Trust, Ser 2013- A6, Cl A6
1.320%, 09/07/2018	1,775	1,777
Citibank Credit Card Issuance Trust, Ser 2014- A2, Cl A2
1.020%, 02/22/2019	2,134	2,135
Citibank Credit Card Issuance Trust, Ser 2014- A7, Cl A7
0.643%, 08/24/2018 (A)	595	595
Discover Card Execution Note Trust, Ser 2014- A3, Cl A3
1.220%, 10/15/2019	2,270	2,272
Discover Card Execution Note Trust, Ser 2016- A2, Cl A2
0.975%, 09/15/2021 (A)	1,335	1,343
Synchrony Credit Card Master Note Trust, Ser 2014-1, Cl A
1.610%, 11/15/2020	2,250	2,257

		20,132

Mortgage Related Securities — 0.7%
Accredited Mortgage Loan Trust, Ser 2004-4, Cl A1A
1.119%, 01/25/2035 (A)	392	385
Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates, Ser 2004-4, Cl A1
1.166%, 10/25/2034 (A)	1,268	1,252
Bear Stearns Asset-Backed Securities I Trust, Ser 2005-HE3, Cl M2
1.459%, 03/25/2035 (A)	1,006	997
Bear Stearns Asset-Backed Securities Trust, Ser 2004-2, Cl A1
1.439%, 08/25/2034 (A)	259	259
HSBC Home Equity Loan Trust, Ser 2007-3, Cl APT
1.639%, 11/20/2036 (A)	458	456
Option One Mortgage Loan Trust Asset-Backed Certificates, Ser 2005-4, Cl A3
0.699%, 11/25/2035 (A)	86	85

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Option One Mortgage Loan Trust, Ser 2005-1, Cl A1A
0.946%, 02/25/2035 (A)	$344	$340

		3,774

Other Asset-Backed Securities — 8.9%
Apidos CLO XII, Ser 2013-12A, Cl A
1.728%, 04/15/2025 (A) (B)	1,100	1,089
Avalon IV Capital, Ser 2014-1AR, Cl AR
1.803%, 04/17/2023 (A) (B)	703	699
Carlyle Global Market Strategies CLO, Ser 2013-2A, Cl A
1.770%, 04/18/2025 (A) (B)	325	323
Carlyle Global Market Strategies CLO, Ser 2014-2AR, Cl A1R
1.920%, 07/20/2023 (A) (B)	745	743
Cent CLO, Ser 2014-16AR, Cl A1AR
1.866%, 08/01/2024 (A) (B)	2,220	2,212
Cent CLO, Ser 2014-20A, Cl A
2.118%, 01/25/2026 (A) (B)	1,850	1,841
CIFC Funding, Ser 2013-1A, Cl A1
1.783%, 04/16/2025 (A) (B)	1,060	1,050
CIT Equipment Collateral, Ser 2014-VT1, Cl A2
0.860%, 05/22/2017 (B)	879	879
CNH Equipment Trust, Ser 2016-B, Cl A2A
1.310%, 10/15/2019	495	495
Credit-Based Asset Servicing and Securitization, Ser 2005-CB3, Cl M2
1.369%, 05/25/2035 (A)	1,835	1,814
Dell Equipment Finance Trust, Ser 2014-1, Cl A3
0.940%, 06/22/2020 (B)	206	206
Dryden XXXI Senior Loan Fund, Ser 2014-31A, Cl A
1.983%, 04/18/2026 (A) (B)	1,315	1,309
Gramercy Park CLO, Ser 2014-1AR, Cl A1R
1.933%, 07/17/2023 (A) (B)	1,000	998
GreatAmerica Leasing Receivables Funding LLC, Ser 2015-1, Cl A3
1.540%, 07/20/2018 (B)	2,440	2,449
GreatAmerica Leasing Receivables Funding LLC, Ser 2016-1, Cl A2
1.570%, 05/21/2018 (B)	1,135	1,136
Green Tree Agency Advance Funding Trust, Ser 2015-T1, Cl AT1
2.302%, 10/15/2046 (B)	605	604
GSAMP Trust, Ser 2006-HE1, Cl A2D
0.756%, 01/25/2036 (A)	2,200	2,136
ING IM CLO, Ser 2014-1A, Cl A1
2.133%, 04/18/2026 (A) (B)	1,310	1,304
ING IM CLO, Ser 2014-1RA, Cl A1R
1.832%, 03/14/2022 (A) (B)	495	494
Limerock CLO II, Ser 2014-2A, Cl A
2.133%, 04/18/2026 (A) (B)	1,250	1,244

SEI Institutional Investments Trust / Annual Report / May 31, 2016	203

SCHEDULE OF INVESTMENTS

Ultra Short Duration Bond Fund (Continued)

May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Madison Park Funding, Ser 2007-4A, Cl A1B
0.886%, 03/22/2021 (A) (B)	$580	$560
Magnetite CLO IX, Ser 2014-9A, Cl A1
2.058%, 07/25/2026 (A) (B)	1,265	1,264
MMAF Equipment Finance LLC, Ser 2011-AA, Cl A4
2.100%, 07/15/2017 (B)	190	190
MMAF Equipment Finance LLC, Ser 2013-AA, Cl A3
1.030%, 12/11/2017 (B)	197	197
Nationstar HECM Loan Trust, Ser 2016-1A, Cl A
2.981%, 02/25/2026 (B)	275	275
Navient Student Loan Trust, Ser 2014-1, Cl A1
0.689%, 03/25/2021 (A)	1,328	1,325
Navient Student Loan Trust, Ser 2015-1, Cl A1
0.746%, 09/26/2022 (A)	1,131	1,126
Nelnet Student Loan Trust, Ser 2015-2A, Cl A1
0.716%, 01/25/2017 (A) (B)	190	190
Neuberger Berman CLO XVI, Ser 2014-16A, Cl A1
2.098%, 04/15/2026 (A) (B)	955	955
NRZ Advance Receivables Trust Advance Receivables Backed, Ser 2015-T2, Cl AT2
3.302%, 08/15/2048 (B)	755	757
NRZ Advance Receivables Trust Advance Receivables Backed, Ser 2015-T3, Cl AT3
2.540%, 11/15/2046 (B)	1,500	1,500
NYCTL Trust, Ser 2015-A, Cl A
1.340%, 11/10/2028 (B)	706	702
Octagon Investment Partners XVI, Ser 2013- 1A, Cl A
1.753%, 07/17/2025 (A) (B)	1,000	989
Ocwen Master Advance Receivables Trust, Ser 2015-T1, Cl AT1
2.537%, 09/17/2046 (B)	735	735
Ocwen Master Advance Receivables Trust, Ser 2015-T2, Cl AT2
2.532%, 11/15/2046 (B)	505	505
OHA Credit Partners VIII, Ser 2013-8A, Cl A
1.754%, 04/20/2025 (A) (B)	690	684
Race Point VI CLO, Ser 2014-6RA, Cl BR
2.811%, 05/24/2023 (A) (B)	1,650	1,642
SLM Private Education Loan Trust, Ser 2011-B, Cl A1
1.285%, 12/16/2024 (A) (B)	33	33
SLM Student Loan Trust, Ser 2003-14, Cl A5
0.868%, 01/25/2023 (A)	231	229
SLM Student Loan Trust, Ser 2005-6, Cl A5A
0.748%, 07/27/2026 (A)	687	679
SLM Student Loan Trust, Ser 2005-9, Cl A5
0.758%, 01/27/2025 (A)	567	565
SLM Student Loan Trust, Ser 2006-1, Cl A4
0.728%, 07/25/2019 (A)	245	244

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

SLM Student Loan Trust, Ser 2006-4, Cl A5
0.738%, 10/27/2025 (A)	$825	$821
SLM Student Loan Trust, Ser 2011-A, Cl A1
1.433%, 10/15/2024 (A) (B)	2	2
SpringCastle America Funding LLC, Ser 2014- AA, Cl A
2.700%, 05/25/2023 (B)	1,450	1,453
Springleaf Funding Trust, Ser 2014-AA, Cl A
2.410%, 12/15/2022 (B)	836	836
SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes, Ser 2015-T2, Cl AT2
2.620%, 01/15/2047 (B)	1,110	1,110
Structured Asset Securities Mortgage Loan Trust, Ser 2006-GEL3, Cl A2
0.676%, 07/25/2036 (A) (B)	773	771
Structured Asset Securities Mortgage Loan Trust, Ser 2006-WF1, Cl A1
0.596%, 02/25/2036 (A)	284	283
Symphony CLO VIII, Ser 2014-8AR, Cl BR
2.367%, 01/09/2023 (A) (B)	1,660	1,645
Voya CLO, Ser 2014-1RA, Cl A2R
2.482%, 03/14/2022 (A) (B)	1,400	1,400
Voya CLO, Ser 2014-3A, Cl A1
2.039%, 07/25/2026 (A) (B)	910	905

		47,597

Total Asset-Backed Securities (Cost $141,763) ($ Thousands)		141,592

MORTGAGE-BACKED SECURITIES — 14.1%

Agency Mortgage-Backed Obligations — 4.5%
FHLB
1.450%, 12/22/2017	2,300	2,297
FHLMC
5.000%, 06/01/2026	696	725
FHLMC ARM
2.413%, 02/01/2022 (A)	92	95
2.375%, 05/01/2036 (A)	141	149
2.360%, 02/01/2030 (A)	111	117
FNMA
6.000%, 01/01/2027 to 04/01/2040	381	435
5.000%, 04/01/2020 to 03/01/2025	1,383	1,444
4.500%, 05/01/2023	454	478
FNMA ARM
2.965%, 01/01/2029 (A)	15	15
2.445%, 09/01/2024 (A)	115	119
2.419%, 11/01/2023 (A)	23	24
2.410%, 11/01/2025 (A)	9	9
2.343%, 09/01/2024 (A)	45	47
2.320%, 05/01/2028 (A)	34	35
1.544%, 11/01/2021 (A)	17	18

204	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

FNMA CMO, Ser 1993-58, Cl H
5.500%, 04/25/2023	$40	$43
FNMA CMO, Ser 2001-33, Cl FA
0.896%, 07/25/2031 (A)	25	26
FNMA CMO, Ser 2002-56, Cl MC
5.500%, 09/25/2017	95	96
FNMA CMO, Ser 2002-64, Cl FG
0.686%, 10/18/2032 (A)	31	31
FNMA CMO, Ser 2002-77, Cl CB
5.000%, 12/25/2017	60	61
FNMA CMO, Ser 2008-18, Cl HD
4.000%, 12/25/2018	96	98
FNMA CMO, Ser 2008-47, Cl FA
0.946%, 06/25/2023 (A)	123	124
FNMA CMO, Ser 2010-64, Cl EH
5.000%, 10/25/2035	1	1
FNMA CMO, Ser 2011-70, Cl AD
3.000%, 06/25/2030	1,277	1,300
FNMA TBA
3.500%, 06/15/2026	3,850	4,064
3.000%, 06/25/2031	8,028	8,368
GNMA ARM
1.875%, 09/20/2039 (A)	167	170
GNMA CMO, Ser 2006-47, Cl AC
5.000%, 02/16/2033	170	174
GNMA CMO, Ser 2009-10, Cl JA
4.500%, 03/16/2034	158	162
GNMA CMO, Ser 2009-113, Cl MJ
4.000%, 03/16/2023	233	236
GNMA CMO, Ser 2010-86, Cl PG
3.000%, 01/20/2036	20	20
GNMA CMO, Ser 2011-106, Cl ME
3.000%, 06/20/2038	133	133
GNMA CMO, Ser 2011-110, Cl A
2.237%, 03/16/2033	21	21
GNMA CMO, Ser 2011-62, Cl PA
3.000%, 01/20/2040	584	589
Mortgage-Linked Amortizing Notes CMO, Ser 2012-1, Cl A10
2.060%, 01/15/2022	238	242
NCUA Guaranteed Notes CMO, Ser 2010-R1, Cl 1A
0.890%, 10/07/2020 (A)	1,271	1,274
NCUA Guaranteed Notes CMO, Ser 2010-R2, Cl 1A
0.803%, 11/06/2017 (A)	70	70
NCUA Guaranteed Notes CMO, Ser 2011-R1, Cl 1A
0.890%, 01/08/2020 (A)	613	614
NCUA Guaranteed Notes CMO, Ser 2011-R2, Cl 1A
0.836%, 02/06/2020 (A)	133	133

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

NCUA Guaranteed Notes CMO, Ser 2011-R4, Cl 1A
0.816%, 03/06/2020 (A)	$68	$68

		24,125

Non-Agency Mortgage-Backed Obligations — 9.6%
BAMLL Commercial Mortgage Securities Trust, Ser 2014-ICTS, Cl A
1.233%, 06/15/2028 (A) (B)	1,000	986
Banc of America Mortgage Securities, Ser 2005-F, Cl 2A2
2.807%, 07/25/2035 (A)	312	287
Banc of America Mortgage Securities, Ser 2005-J, Cl 2A1
2.919%, 11/25/2035 (A)	41	37
Bear Stearns Adjustable Rate Mortgage Trust, Ser 2005-12, Cl 11A1
2.796%, 02/25/2036 (A)	111	85
Bear Stearns Adjustable Rate Mortgage Trust, Ser 2005-3, Cl 2A1
2.978%, 06/25/2035 (A)	145	134
Bear Stearns Adjustable Rate Mortgage Trust, Ser 2005-6, Cl 3A1
2.783%, 08/25/2035 (A)	247	222
Bear Stearns Commercial Mortgage Securities Trust, Ser 2006-PW14, Cl A4
5.201%, 12/11/2038	656	662
Bear Stearns Commercial Mortgage Securities, Ser 2006-PW13, Cl A4
5.540%, 09/11/2041	174	174
BLCP Hotel Trust, Ser 2014-CLRN, Cl A
1.384%, 08/15/2029 (A) (B)	960	948
CD Mortgage Trust, Ser 2007-CD5, Cl A4
5.886%, 11/15/2044 (A)	1,276	1,319
CHL Mortgage Pass-Through Trust, Ser 2004- 29, Cl 1A1
0.979%, 02/25/2035 (A)	35	33
CHL Mortgage Pass-Through Trust, Ser 2005- HY10, Cl 3A1A
2.730%, 02/20/2036 (A)	211	179
Citigroup Commercial Mortgage Trust, Ser 2007-C6, Cl A4
5.899%, 12/10/2049 (A)	1,650	1,704
Citigroup Commercial Mortgage Trust, Ser 2008-C7, Cl A4
6.140%, 12/10/2049 (A)	1,060	1,103
Citigroup Commercial Mortgage Trust, Ser 2012-GC8, Cl A1
0.685%, 09/10/2045	105	105
Citigroup Commercial Mortgage Trust, Ser 2014-388G, Cl A
1.185%, 06/15/2033 (A) (B)	645	645

SEI Institutional Investments Trust / Annual Report / May 31, 2016	205

SCHEDULE OF INVESTMENTS

Ultra Short Duration Bond Fund (Continued)

May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Citigroup Deutsche Bank Commercial Mortgage, Ser 2007-CD4, Cl A4
5.322%, 12/11/2049	$1,262	$1,277
Citigroup Mortgage Loan Trust, Ser 2004- HYB3, Cl 1A
2.718%, 09/25/2034 (A)	58	58
Citigroup Mortgage Loan Trust, Ser 2006-AR2, Cl 1A1
2.925%, 03/25/2036 (A)	236	214
COBALT CMBS Commercial Mortgage Trust, Ser 2006-C1, Cl A4
5.223%, 08/15/2048	1,137	1,142
COMM Mortgage Trust, Ser 2012-9W57, Cl A
2.365%, 02/10/2029 (B)	745	748
COMM Mortgage Trust, Ser 2012-CR4, Cl A1
0.704%, 10/15/2045	144	144
COMM Mortgage Trust, Ser 2013-CR10, Cl A1
1.278%, 08/10/2046	340	339
COMM Mortgage Trust, Ser 2013-CR9, Cl A1
1.344%, 07/10/2045	141	141
COMM Mortgage Trust, Ser 2014-BBG, Cl A
1.235%, 03/15/2029 (A) (B)	2,970	2,914
Commercial Mortgage Pass-Through Certificates, Ser 2012-CR3, Cl A1
0.666%, 11/15/2045	19	19
Credit Suisse Commercial Mortgage Trust, Ser 2006-C4, Cl A3
5.467%, 09/15/2039	250	250
CSMC Trust, Ser 2014-TIKI, Cl A
1.383%, 09/15/2038 (A) (B)	700	688
DBUBS Mortgage Trust, Ser 2011-LC1A, Cl A1
3.742%, 11/10/2046 (B)	14	14
FDIC Guaranteed Notes Trust, Ser 2010-S1, Cl 1A
0.985%, 02/25/2048 (A) (B)	248	248
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2013-DN1, Cl M1
3.846%, 07/25/2023 (A)	1,011	1,033
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-DN1, Cl M1
1.439%, 02/25/2024 (A)	227	227
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-DN2, Cl M1
1.296%, 04/25/2024 (A)	401	402
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-HQA1, Cl M1
1.696%, 03/25/2028 (A)	530	531
FNMA Connecticut Avenue Securities, Ser 2014- C02, Cl 2M1
1.396%, 05/25/2024 (A)	313	312
FNMA Connecticut Avenue Securities, Ser 2014- C02, Cl 1M1
1.396%, 05/25/2024 (A)	493	489

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

FNMA Connecticut Avenue Securities, Ser 2014- C03, Cl 1M1
1.646%, 07/25/2024 (A)	$1,139	$1,137
FNMA Connecticut Avenue Securities, Ser 2015-C02, Cl 1M1
1.596%, 05/25/2025 (A)	208	208
GMAC Mortgage Loan Trust, Ser 2005-AR6, Cl 2A1
3.254%, 11/19/2035 (A)	264	242
GS Mortgage Securities II, Ser 2012-GCJ9, Cl A1
0.662%, 11/10/2045	68	67
GS Mortgage Securities Trust, Ser 2006-GG8, Cl A4
5.560%, 11/10/2039	552	553
GS Mortgage Securities Trust, Ser 2010-C2, Cl A1
3.849%, 12/10/2043 (B)	100	104
GS Mortgage Securities Trust, Ser 2013-GC13, Cl A1
1.206%, 07/10/2046	236	236
GSR Mortgage Loan Trust, Ser 2005-AR4, Cl 2A1
2.991%, 07/25/2035 (A)	312	286
GSR Mortgage Loan Trust, Ser 2006-AR1, Cl 2A1
2.931%, 01/25/2036 (A)	332	307
GSR Mortgage Loan Trust, Ser 2007-AR2, Cl 1A1
3.111%, 05/25/2047 (A)	311	253
HILT Mortgage Trust, Ser 2014-ORL, Cl A
1.333%, 07/15/2029 (A) (B)	1,600	1,572
Hilton USA Trust, Ser 2013-HLF, Cl AFL
1.436%, 11/05/2030 (A) (B)	512	512
Impac CMB Trust, Ser 2004-9, Cl 1A1
1.199%, 01/25/2035 (A)	89	80
Impac CMB Trust, Ser 2005-2, Cl 1A1
0.959%, 04/25/2035 (A)	92	84
Impac CMB Trust, Ser 2005-3, Cl A1
0.919%, 08/25/2035 (A)	85	75
Impac CMB Trust, Ser 2005-5, Cl A1
1.079%, 08/25/2035 (A)	70	61
Impac CMB Trust, Ser 2005-8, Cl 1A
0.959%, 02/25/2036 (A)	223	191
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C15, Cl A2
2.977%, 11/15/2045	1,281	1,315
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C19, Cl A1
1.266%, 04/15/2047	1,667	1,660
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2013-C13, Cl A1
1.303%, 01/15/2046	302	302

206	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2014-CBM, Cl A
1.334%, 10/15/2029 (A) (B)	$3,005	$2,942
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2014-PHH, Cl A
1.633%, 08/15/2027 (A) (B)	1,225	1,223
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2015-CSMO, Cl A
1.685%, 01/15/2032 (A) (B)	2,550	2,543
JPMorgan Chase Commercial Mortgage Securities, Ser 2010-C1, Cl A1
3.853%, 06/15/2043 (B)	14	14
JPMorgan Chase Commercial Mortgage Securities, Ser 2010-C2, Cl A1
2.749%, 11/15/2043 (B)	20	20
JPMorgan Mortgage Trust, Ser 2005-A6, Cl 7A1
2.739%, 08/25/2035 (A)	142	134
JPMorgan Mortgage Trust, Ser 2007-A3, Cl 1A1
3.006%, 05/25/2037 (A)	183	154
LB-UBS Commercial Mortgage Trust, Ser 2007- C6, Cl A4
5.858%, 07/15/2040 (A)	965	983
LB-UBS Commercial Mortgage Trust, Ser 2008- C1, Cl A2
6.085%, 04/15/2041 (A)	782	824
LB-UBS Commercial Mortgage Trust, Ser C7, Cl A3
5.347%, 11/15/2038	1,334	1,339
Merrill Lynch Mortgage Investors, Ser 2005- A3, Cl A1
0.709%, 04/25/2035 (A)	75	71
Merrill Lynch Mortgage-Backed Securities Trust, Ser 2007-3, Cl 2A1
2.949%, 06/25/2037 (A)	329	273
ML-CFC Commercial Mortgage Trust, Ser 2007- 5, Cl A4
5.378%, 08/12/2048	285	289
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C11, Cl A2
3.085%, 08/15/2046	1,380	1,424
Morgan Stanley Capital I Trust, Ser 2012-C4, Cl A2
2.111%, 03/15/2045	969	971
Morgan Stanley Capital I, Ser T25, Cl A3
5.514%, 11/12/2049 (A)	420	425
Morgan Stanley Re-REMIC Trust, Ser 2012-IO, Cl AXA
1.000%, 03/27/2051 (B)	242	239
MortgageIT Trust, Ser 2005-5, Cl A1
0.699%, 12/25/2035 (A)	318	284
Nationstar HECM Loan Trust, Ser 2015-2A, Cl A
2.883%, 11/25/2025 (B)	243	243

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Paragon Mortgages, Ser 2006-12A, Cl A2C
0.846%, 11/15/2038 (A) (B)	$143	$128
Paragon Mortgages, Ser 2007-15A, Cl A2C
0.854%, 12/15/2039 (A) (B)	359	320
Residential Funding Mortgage Securities, Ser 2007-SA3, Cl 2A1
4.090%, 07/27/2037 (A)	252	205
Sequoia Mortgage Trust, Ser 2004-12, Cl A1
0.979%, 01/20/2035 (A)	35	32
Springleaf Mortgage Loan Trust, Ser 2013-1A, Cl A
1.270%, 06/25/2058 (A) (B)	1,080	1,076
Towd Point Mortgage Trust, Ser 2015-4, Cl A1B
2.750%, 04/25/2055 (A) (B)	423	423
Towd Point Mortgage Trust, Ser 2015-5, Cl A1B
2.750%, 05/25/2055 (A) (B)	409	409
Towd Point Mortgage Trust, Ser 2016-1, Cl A1B
2.750%, 02/25/2055 (A) (B)	415	416
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C3, Cl A1
0.726%, 08/10/2049	147	146
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C4, Cl A1
0.673%, 12/10/2045	80	80
UBS-Barclays Commercial Mortgage Trust, Ser 2013-C5, Cl A1
0.779%, 03/10/2046	383	380
Wachovia Bank Commercial Mortgage Trust, Ser 2006-C26, Cl A3
6.011%, 06/15/2045 (A)	321	321
Wachovia Bank Commercial Mortgage Trust, Ser 2006-C27, Cl A1A
5.749%, 07/15/2045 (A)	587	587
WaMu Mortgage Pass-Through Certificates, Ser 2006-AR2, Cl 1A1
2.513%, 03/25/2036 (A)	357	324
Wells Fargo Commercial Mortgage Trust, Ser 2012-LC5, Cl A1
0.687%, 10/15/2045	129	128
Wells Fargo Commercial Mortgage Trust, Ser 2013-C15, Cl A1
1.264%, 08/15/2046	145	144
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-BB, Cl A2
2.848%, 01/25/2035 (A)	136	135
Wells Fargo Mortgage-Backed Securities Trust, Ser 2006-AR10, Cl 2A1
2.851%, 07/25/2036 (A)	281	274
Wells Fargo Mortgage-Backed Securities Trust, Ser 2006-AR12, Cl 1A1
2.740%, 09/25/2036 (A)	154	144

SEI Institutional Investments Trust / Annual Report / May 31, 2016	207

SCHEDULE OF INVESTMENTS

Ultra Short Duration Bond Fund (Continued)

May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

WFRBS Commercial Mortgage Trust, Ser 2011- C3, Cl A2
3.240%, 03/15/2044 (B)	$61	$61
WFRBS Commercial Mortgage Trust, Ser 2011- C5, Cl A2
2.684%, 11/15/2044	588	590
WFRBS Commercial Mortgage Trust, Ser 2012- C10, Cl A1
0.734%, 12/15/2045	326	325
WFRBS Commercial Mortgage Trust, Ser 2012- C9, Cl A1
0.673%, 11/15/2045	211	211
WFRBS Commercial Mortgage Trust, Ser C10, Cl A2
1.765%, 12/15/2045	925	926

		51,238

Total Mortgage-Backed Securities (Cost $75,608) ($ Thousands)		75,363

MUNICIPAL BONDS — 5.9%

California — 0.7%
Los Angeles, Municipal Improvement Corp, Ser A, RB
1.924%, 11/01/2017	1,455	1,472
Riverside, Pension Obligation, Ser A, BAN, RB
0.980%, 06/01/2017	1,005	1,005
University of California, Ser Y-1, RB Callable 01/01/2017 @ 100
0.957%, 07/01/2041 (A)	1,310	1,310

		3,787

Colorado — 0.1%
Denver, City and County Taxable Refunding Improvement, Ser B, RB
2.700%, 08/01/2017	395	402
1.543%, 08/01/2018	350	351

		753

Florida — 0.4%
Florida State, Board of Administration Finance, Ser A, RB
2.163%, 07/01/2019	1,200	1,221
Miami Beach, Redevelopment Agency, GO
1.926%, 02/01/2017	900	904

		2,125

Illinois — 0.6%
Chicago, Midway International Airport, Sub- Ser C, RB
1.796%, 01/01/2017	1,080	1,086

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Saint Clair County High School District No. 201 Belleville, BAM, GO
3.500%, 04/01/2017	$1,830	$1,863

		2,949

Kentucky — 0.2%
Kentucky State Property & Building Commission, RB
4.440%, 11/01/2016	1,130	1,147

Maine — 0.3%
Maine Municipal Bond Bank, RB
2.404%, 06/01/2017	1,550	1,570

Massachusetts — 0.3%
Town of Belmont, RB
1.250%, 05/05/2017	1,565	1,570

Minnesota — 0.2%
Saint Paul, Housing and Redevelopment Authority, RB
1.041%, 07/01/2016	980	980

New Jersey — 1.7%
New Jersey State, Economic Development Authority, Ser Q, RB
1.096%, 06/15/2016	5,290	5,290
New Jersey State, Rutgers University, Ser K, RB
1.709%, 05/01/2017	955	962
New Jersey State, Transportation Trust Fund Authority, Ser B, RB
1.087%, 12/15/2016	2,800	2,805

		9,057

North Carolina — 0.4%
North Carolina State, Eastern Municipal Power Agency, RB
1.561%, 07/01/2017	2,090	2,101

Texas — 0.7%
El Paso, GO
1.049%, 08/15/2016	1,090	1,091
Harris County-Houston Sports Authority, Ser B, RB
1.324%, 11/15/2016	2,640	2,646

		3,737

Utah — 0.3%
Intermountain Power Agency, Sub-Ser B, RB
0.785%, 07/01/2016	1,655	1,655

208	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Total Municipal Bonds (Cost $31,375) ($ Thousands)		$31,431

U.S. TREASURY OBLIGATIONS — 4.0%
U.S. Treasury Notes
1.375%, 06/30/2018	$9,125	9,213
1.125%, 12/31/2019	3,700	3,696
0.625%, 11/30/2017	8,700	8,675

Total U.S. Treasury Obligations (Cost $21,548) ($ Thousands)		21,584

SOVEREIGN DEBT— 3.6%
European Investment Bank
0.875%, 04/18/2017	2,600	2,600
Export-Import Bank of Korea
1.380%, 01/14/2017 (A)	2,200	2,203
Hydro-Quebec
1.375%, 06/19/2017	675	677
Inter-American Development Bank MTN
0.622%, 12/12/2016 (A)	5,500	5,497
International Finance MTN
0.477%, 08/01/2016 (A)	1,875	1,875
Korea Development Bank
1.260%, 01/22/2017 (A)	2,950	2,950
Province of Ontario
1.600%, 09/21/2016	750	752
Province of Quebec Canada MTN
0.865%, 09/04/2018 (A)	2,701	2,694

Total Sovereign Debt (Cost $19,251) ($ Thousands)		19,248

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.8%
FFCB
0.495%, 08/29/2017 (A)	3,000	2,999
FNMA
1.250%, 06/20/2018	1,600	1,598

Total U.S. Government Agency Obligations (Cost $4,603) ($ Thousands)		4,597

Description	Face Amount ($ Thousands)/Shares	Market Value ($ Thousands)

COMMERCIAL PAPER(C)(D) — 0.1%
Chevron Phillips Chemical
0.600%, 06/07/2016	$800	$800

Total Commercial Paper (Cost $800) ($ Thousands)		800

CASH EQUIVALENT — 0.4%

SEI Daily Income Trust, Prime Obligation Fund, Cl A
0.270%**†	1,968,327	1,968

Total Cash Equivalent (Cost $1,968) ($ Thousands)		1,968

REPURCHASE AGREEMENT(E) — 1.3%
BNP Paribas
0.310%, dated 05/31/2016, to be repurchased on 06/01/2016, repurchase price $6,900,059 (collateralized by U.S. government obligations, 1.750% - 8.000%, 05/01/2018 - 05/01/2046, par value ranging from $2 - $31,094,750; total market value $7,038,000)	6,900	6,900

Total Repurchase Agreement (Cost $6,900) ($ Thousands)		6,900

Total Investments — 102.6% (Cost $550,145) ($ Thousands)		$549,797

The open futures contracts held by the Fund at May 31, 2016, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
U.S. 10-Year Treasury Note	(44)	Sep-2016	$(10)
U.S. 5-Year Treasury Note	30	Sep-2016	6
U.S. Long Treasury Bond	(1)	Sep-2016	(1)

			$(5)

For the year ended May 31, 2016, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

Percentages	are based on a Net Assets of $535,629 ($ Thousands).

**	Rate shown is the 7-day effective yield as of May 31, 2016.

†	Investment in Affiliated Security (see Note 6).

(A)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of May 31, 2016.

(B)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2016, the value of these securities amounted to $145,087 ($ Thousands), representing 27.1% of the net assets of the Fund.

SEI Institutional Investments Trust / Annual Report / May 31, 2016	209

SCHEDULE OF INVESTMENTS

Ultra Short Duration Bond Fund (Concluded)

May 31, 2016

(C)	The rate reported is the effective yield at time of purchase.

(D)	Securities are held in connection with a letter of credit issued by a major bank.

(E)	Tri-Party Repurchase Agreement.

ARM — Adjustable Rate Mortgage

BAM — Build America Mutual

BAN — Bond Anticipation Note

Cl — Class

CLO — Collateralized Loan Obligation

CMBS — Commercial Mortgage-Backed Securities

CMO — Collateralized Mortgage Obligation

FDIC — Federal Deposit Insurance Corporation

FFCB — Federal Farm Credit Bank

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

GO — General Obligation

LLC — Limited Liability Company

MTN — Medium Term Note

NCUA — National Credit Union Association

RB — Revenue Bond

REMIC — Real Estate Mortgage Investment Conduit

Re-REMIC — Resecuritization of Real Estate Mortgage Investment Conduit

Ser — Series

TBA — To Be Announced

The following is a list of the level of inputs used as of May 31, 2016, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$246,314	$—	$246,314
Asset-Backed Securities	—	141,592	—	141,592
Mortgage-Backed Securities	—	75,363	—	75,363
Municipal Bonds	—	31,431	—	31,431
U.S. Treasury Obligations	—	21,584	—	21,584
Sovereign Debt	—	19,248	—	19,248
U.S. Government Agency Obligations	—	4,597	—	4,597
Commercial Paper	—	800	—	800
Cash Equivalent	1,968	—	—	1,968
Repurchase Agreement	—	6,900	—	6,900

Total Investments in Securities	$1,968	$547,829	$—	$549,797

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$6	$—	$—	$6
Unrealized Depreciation	(11)	—	—	(11)

Total Other Financial Instruments	$(5)	$—	$—	$(5)

*	Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument. For the year ended May 31, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2016, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

210	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Emerging Markets Debt Fund

MAY 31, 2016

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS — 94.8%
Angola — 0.3%
Republic of Angola
9.500%, 11/12/2025 (A)	$	2,038	$1,980
9.500%, 11/12/2025		3,879	3,772
Republic of Angola via Northern Lights III
7.000%, 08/16/2019		587	594

			6,346

Argentina — 3.5%
Argentina Bonar Bonds
33.868%, 10/09/2017 (B)	ARS	6,490	495
32.974%, 03/01/2018 (B)		6,258	458
8.750%, 05/07/2024	$	3,140	3,498
Argentine Bonad Bonds
2.400%, 03/18/2018		5,903	5,481
0.750%, 02/22/2017		356	342
City of Buenos Aires Argentina
7.500%, 06/01/2027 (A)		1,298	1,311
Letras del Banco Central de la Republica Argentina
34.926%, 06/15/2016 (C)	ARS	14,530	1,023
26.342%, 01/18/2017 (C)		35,291	2,122
Republic of Argentina
12.079%, 12/15/2035 (B)	$	2,062	203
8.750%, 06/02/2017		2,170	2,278
8.280%, 12/31/2033		12,858	14,015
8.280%, 12/31/2033		4,262	4,582
7.820%, 12/31/2033	EUR	9,990	11,310
7.820%, 12/31/2033		3,198	3,596
7.500%, 04/22/2026	$	1,156	1,213
7.500%, 04/22/2026		1,001	1,051
6.875%, 04/22/2021		931	975
6.875%, 04/22/2021		969	1,015
6.250%, 04/22/2019		450	470
6.250%, 04/22/2019		150	157
4.191%, 12/15/2035 (B)	EUR	27,520	3,165
2.500%, 03/31/2019 (D)	$	4,638	2,957
0.044%, 12/15/2035 (B)		20,188	2,124
YPF
8.750%, 04/04/2024 (A)		702	731
8.500%, 07/28/2025 (A)		3,178	3,258

			67,830

Description		Face Amount (Thousands)	Market Value ($ Thousands)

Armenia — 0.2%
Republic of Armenia
7.150%, 03/26/2025 (A)	$	3,222	$3,139

Azerbaijan — 1.2%
Republic of Azerbaijan
4.750%, 03/18/2024		2,200	2,118
4.750%, 03/18/2024 (A)		3,180	3,061
Southern Gas Corridor
6.875%, 03/24/2026		2,483	2,558
State Oil of the Azerbaijan Republic
6.950%, 03/18/2030		2,060	2,005
6.950%, 03/18/2030		6,028	5,832
4.750%, 03/13/2023		7,811	7,093

			22,667

Bahrain — 0.0%
Republic of Bahrain
7.000%, 01/26/2026 (A)		815	812

Belize — 0.1%
Republic of Belize
5.000%, 02/20/2038 (D)		3,437	2,011

Bermuda — 0.2%
Government of Bermuda
4.854%, 02/06/2024		2,950	3,127

Brazil — 8.8%
Banco Nacional de Desenvolvimento Economico e Social
6.500%, 06/10/2019 (A)		720	744
6.500%, 06/10/2019		100	103
Braskem Finance
5.750%, 04/15/2021		2,472	2,432
Brazil Letras do Tesouro Nacional
17.752%, 07/01/2019 (C)	BRL	16,870	3,234
15.621%, 01/01/2019 (C)		209,715	42,650
14.882%, 01/01/2020 (C)		26,000	4,676
13.447%, 10/01/2016 (C)		26,427	7,009
12.114%, 01/01/2018 (C)		97,489	22,331
11.448%, 07/01/2018 (C)		25,343	5,466
2.147%, 01/01/2019 (C)		3,701	753
Brazil Loan Trust 1
5.477%, 07/24/2023 (A)	$	1,056	974
Brazil Minas SPE via State of Minas Gerais
5.333%, 02/15/2028		2,028	1,734
Brazil Notas do Tesouro Nacional Serie B
6.000%, 05/15/2035	BRL	1,000	787
Brazil Notas do Tesouro Nacional Serie F
10.000%, 01/01/2018		51,766	13,837
10.000%, 01/01/2019		1,314	345
10.000%, 01/01/2021		25,497	6,462
10.000%, 01/01/2023		9,628	2,360

SEI Institutional Investments Trust / Annual Report / May 31, 2016	211

SCHEDULE OF INVESTMENTS

Emerging Markets Debt Fund (Continued)

May 31, 2016

Description		Face Amount (Thousands)	Market Value ($ Thousands)

10.000%, 01/01/2025	BRL	39,897	$9,507
Brazil Notas do Tesouro Nacional, Ser F
10.000%, 01/01/2017		5,917	1,609
BRF
4.750%, 05/22/2024		$2,100	2,068
Caixa Economica Federal
4.250%, 05/13/2019		300	286
Cosan Luxembourg
5.000%, 03/14/2023 (A)		750	685
ESAL GmbH
6.250%, 02/05/2023 (A)		468	454
Federal Republic of Brazil
10.125%, 05/15/2027		1,309	1,777
8.875%, 04/15/2024		445	538
8.250%, 01/20/2034		6,750	7,492
7.125%, 01/20/2037		4,866	4,915
6.000%, 04/07/2026		623	629
5.625%, 01/07/2041		2,170	1,861
5.000%, 01/27/2045		783	611
4.875%, 01/22/2021		5,993	6,053
2.625%, 01/05/2023		1,326	1,134
GTL Trade Finance
5.893%, 04/29/2024 (A)		425	355
Klabin Finance
5.250%, 07/16/2024		735	726
Marfrig Holdings Europe
8.000%, 06/08/2023 (A)		359	360
Marfrig Overseas
9.500%, 05/04/2020 (A)		1,505	1,546
Minerva Luxembourg
7.750%, 01/31/2023		2,100	2,121
Petrobras Global Finance
8.375%, 05/23/2021		5,645	5,587
Petrobras International Finance
5.750%, 01/20/2020		1,913	1,795
5.375%, 01/27/2021		3,020	2,673

			170,679

Cameroon — 0.2%
Republic of Cameroon
9.500%, 11/19/2025		4,875	4,778

Chile — 1.5%
Banco del Estado de Chile
4.125%, 10/07/2020 (A)		300	317
4.125%, 10/07/2020		160	169
3.875%, 02/08/2022 (A)		250	262
Bonos de la Tesoreria de la Republica en pesos
6.000%, 01/01/2020	CLP	90,000	142
6.000%, 01/01/2022		1,170,000	1,889
Bonos del Banco Central de Chile en Pesos
6.000%, 02/01/2021		1,050,000	1,669
6.000%, 03/01/2022		980,000	1,572

Description		Face Amount (Thousands)	Market Value ($ Thousands)

Empresa Electrica Angamos
4.875%, 05/25/2029 (A)		$1,732	$1,643
Empresa Nacional del Petroleo
6.250%, 07/08/2019		200	219
6.250%, 07/08/2019 (A)		30	33
5.250%, 08/10/2020 (A)		280	301
5.250%, 08/10/2020		120	129
4.375%, 10/30/2024 (A)		716	727
Nacional del Cobre de Chile
6.150%, 10/24/2036		958	1,058
6.150%, 10/24/2036 (A)		569	628
5.625%, 09/21/2035		1,760	1,841
5.625%, 10/18/2043		380	406
4.875%, 11/04/2044 (A)		2,820	2,674
4.500%, 09/16/2025 (A)		954	971
3.875%, 11/03/2021		426	443
3.000%, 07/17/2022 (A)		1,310	1,272
Republic of Chile
5.500%, 08/05/2020	CLP	413,000	631
3.125%, 03/27/2025		$950	983
3.125%, 01/21/2026		2,982	3,027
2.250%, 10/30/2022		4,717	4,670
VTR Finance
6.875%, 01/15/2024 (A)		540	533

			28,209

China — 0.9%
CNOOC Curtis Funding No. 1
4.500%, 10/03/2023		1,100	1,176
CNOOC Finance 2015
3.500%, 05/05/2025		297	293
Sinochem Overseas Capital
4.500%, 11/12/2020		4,192	4,430
Sinopec Capital 2013
3.125%, 04/24/2023 (A)		515	507
Sinopec Group Overseas Development 2014
4.375%, 04/10/2024 (A)		1,000	1,058
Sinopec Group Overseas Development 2015
3.250%, 04/28/2025		4,775	4,700
Sinopec Group Overseas Development 2016
3.500%, 05/03/2026 (A)		1,634	1,614
2.750%, 05/03/2021 (A)		1,634	1,641
State Grid Overseas Investment 2014
4.125%, 05/07/2024 (A)		1,457	1,585
Three Gorges Finance I Cayman Islands
3.150%, 06/02/2026 (A)		620	620

			17,624

Colombia — 4.9%
Bogota Distrito Capital
9.750%, 07/26/2028 (A)	COP	10,018,000	3,262
9.750%, 07/26/2028		794,000	259
Colombian TES
10.000%, 07/24/2024		11,725,800	4,257

212	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description		Face Amount (Thousands)	Market Value ($ Thousands)

7.750%, 09/18/2030	COP	35,002,400	$10,798
7.500%, 08/26/2026		25,728,500	7,964
7.000%, 05/04/2022		27,994,600	8,735
Ecopetrol
7.375%, 09/18/2043		$1,178	1,104
5.875%, 09/18/2023		1,567	1,568
5.875%, 05/28/2045		903	728
5.375%, 06/26/2026		933	870
Emgesa ESP
8.750%, 01/25/2021	COP	1,640,000	504
Empresas Publicas de Medellin ESP
8.375%, 02/01/2021		5,072,000	1,544
7.625%, 09/10/2024 (A)		2,224,000	622
7.625%, 09/10/2024 (A)		1,827,000	511
Financiera de Desarrollo Territorial Findeter
7.875%, 08/12/2024 (A)		2,046,000	581
7.875%, 08/12/2024		1,095,000	311
Pacific Exploration and Production
5.625%, 01/19/2025 (A) (E)		$2,820	430
5.375%, 01/26/2019 (E)		1,370	209
Republic of Colombia MTN
9.850%, 06/28/2027	COP	994,000	360
9.850%, 06/28/2027		7,914,000	2,864
8.125%, 05/21/2024		$300	374
7.750%, 04/14/2021	COP	4,013,000	1,293
7.375%, 01/27/2017		$4,610	4,783
7.375%, 09/18/2037		4,558	5,424
6.125%, 01/18/2041		6,106	6,411
6.000%, 04/28/2028	COP	24,176,900	6,544
5.625%, 02/26/2044		$2,052	2,031
5.000%, 11/21/2018	COP	14,982,300	4,606
5.000%, 06/15/2045		$1,874	1,738
4.500%, 01/28/2026		3,570	3,615
4.375%, 07/12/2021		3,012	3,125
4.375%, 03/21/2023	COP	7,927,000	2,102
4.000%, 02/26/2024		$3,044	3,013
3.875%, 03/22/2026	EUR	2,056	2,356
2.625%, 03/15/2023		$599	551

			95,447

Costa Rica — 0.8%
Banco Nacional de Costa Rica
6.250%, 11/01/2023 (A)		290	289
5.875%, 04/25/2021 (A)		799	804
Instituto Costarricense de Electricidad
6.950%, 11/10/2021		400	411
6.375%, 05/15/2043		290	221
Republic of Costa Rica
7.158%, 03/12/2045		3,939	3,624
7.158%, 03/12/2045 (A)		1,585	1,458
7.000%, 04/04/2044 (A)		2,831	2,590
7.000%, 04/04/2044		3,707	3,392
4.375%, 04/30/2025 (A)		571	508

Description		Face Amount (Thousands)	Market Value ($ Thousands)

4.375%, 04/30/2025		$376	$335
4.250%, 01/26/2023		2,399	2,207

			15,839

Croatia — 1.1%
Republic of Croatia
6.750%, 11/05/2019		755	823
6.625%, 07/14/2020		2,762	3,008
6.375%, 03/24/2021 (A)		3,670	3,990
6.375%, 03/24/2021		4,436	4,823
6.000%, 01/26/2024 (A)		378	408
6.000%, 01/26/2024		1,300	1,403
5.875%, 07/09/2018	EUR	170	207
5.500%, 04/04/2023 (A)		$858	901
5.500%, 04/04/2023		2,200	2,310
3.000%, 03/11/2025	EUR	2,910	3,036

			20,909

Dominican Republic — 1.2%
Republic of Dominican Republic
15.950%, 06/04/2021	DOP	4,500	119
11.500%, 05/10/2024		67,000	1,555
11.000%, 01/05/2018		7,560	168
11.000%, 07/30/2021 (A)		67,030	1,491
9.040%, 01/23/2018		$1,004	1,052
8.625%, 04/20/2027		1,748	2,028
7.500%, 05/06/2021		440	483
7.500%, 05/06/2021 (A)		520	571
7.450%, 04/30/2044 (A)		2,143	2,261
7.450%, 04/30/2044		1,324	1,400
6.875%, 01/29/2026		1,000	1,075
6.850%, 01/27/2045		525	521
6.850%, 01/27/2045 (A)		2,162	2,146
5.875%, 04/18/2024		380	388
5.875%, 04/18/2024 (A)		6,474	6,604
5.500%, 01/27/2025		1,620	1,612

			23,474

Ecuador — 0.7%
EP PetroEcuador via Noble Sovereign Funding I
6.258%, 09/24/2019 (B)		1,858	1,756
Republic of Ecuador
10.500%, 03/24/2020		2,714	2,721
10.500%, 03/24/2020 (A)		4,979	4,991
7.950%, 06/20/2024		5,700	5,102

			14,570

Egypt — 0.6%
Arab Republic of Egypt
5.875%, 06/11/2025 (A)		2,788	2,394
5.875%, 06/11/2025		9,347	8,027
Egypt Government International Bond
6.875%, 04/30/2040 (A)		882	728

SEI Institutional Investments Trust / Annual Report / May 31, 2016	213

SCHEDULE OF INVESTMENTS

Emerging Markets Debt Fund (Continued)

May 31, 2016

Description		Face Amount (Thousands)	Market Value ($ Thousands)

5.750%, 04/29/2020		$394	$395

			11,544

El Salvador — 1.1%
Republic of El Salvador
8.250%, 04/10/2032		1,093	1,022
8.250%, 04/10/2032		888	831
7.750%, 01/24/2023		3,216	3,120
7.650%, 06/15/2035		144	124
7.650%, 06/15/2035		8,597	7,415
7.625%, 02/01/2041		1,470	1,253
7.375%, 12/01/2019		1,390	1,376
6.375%, 01/18/2027 (A)		2,162	1,865
6.375%, 01/18/2027		2,871	2,476
5.875%, 01/30/2025		545	463
5.875%, 01/30/2025 (A)		828	704

			20,649

Ethiopia — 0.1%
Federal Democratic Republic of Ethiopia
6.625%, 12/11/2024 (A)		1,411	1,286

Gabon — 0.2%
Republic of Gabon
8.200%, 12/12/2017		520	536
6.950%, 06/16/2025 (A)		858	723
6.375%, 12/12/2024 (A)		2,452	2,048
6.375%, 12/12/2024		321	268

			3,575

Georgia — 0.0%
Republic of Georgia
6.875%, 04/12/2021 (A)		888	976

Ghana — 0.7%
Republic of Ghana
10.750%, 10/14/2030		6,732	6,733
10.750%, 10/14/2030 (A)		310	310
8.500%, 10/04/2017 (A)		300	301
8.125%, 01/18/2026		560	456
8.125%, 01/18/2026 (A)		261	213
7.875%, 08/07/2023		6,053	4,995

			13,008

Guatemala — 0.1%
Comcel Trust
6.875%, 02/06/2024 (A)		1,370	1,276

Hungary — 3.4%
Magyar Export-Import Bank Zrt
4.000%, 01/30/2020 (A)		1,144	1,161
Republic of Hungary
7.625%, 03/29/2041		8,510	11,946
7.500%, 11/12/2020	HUF	220,000	954
7.000%, 06/24/2022		1,028,690	4,524

Description		Face Amount (Thousands)	Market Value ($ Thousands)

6.750%, 10/22/2028	HUF	1,065,450	$4,986
6.375%, 03/29/2021		$7,113	8,073
6.250%, 01/29/2020		1,650	1,837
6.000%, 11/24/2023	HUF	2,065,460	8,751
5.750%, 11/22/2023		$6,393	7,223
5.500%, 06/24/2025	HUF	2,871,450	11,962
5.375%, 02/21/2023		$3,406	3,747
5.375%, 03/25/2024		1,229	1,361

			66,525

India — 0.2%
ABJA Investment
5.950%, 07/31/2024		309	292
Bharti Airtel International Netherlands
5.125%, 03/11/2023		3,975	4,261

			4,553

Indonesia — 8.1%
Indonesia Treasury Bond
8.250%, 07/15/2021	IDR	16,999,000	1,282
Majapahit Holding
7.875%, 06/29/2037		$387	467
7.875%, 06/29/2037 (A)		215	260
Pelabuhan Indonesia III
4.875%, 10/01/2024		1,858	1,919
Pertamina Persero MTN
6.500%, 05/27/2041 (A)		820	833
6.450%, 05/30/2044 (A)		1,285	1,291
6.000%, 05/03/2042 (A)		1,344	1,289
5.625%, 05/20/2043		5,257	4,833
5.250%, 05/23/2021		575	605
4.875%, 05/03/2022 (A)		550	568
Perusahaan Listrik Negara MTN
5.250%, 10/24/2042		1,080	999
Republic of Indonesia
12.800%, 06/15/2021	IDR	230,000	21
11.625%, 03/04/2019 (A)		$2,500	3,103
11.625%, 03/04/2019		258	320
11.625%, 03/04/2019		1,006	1,249
11.000%, 09/15/2025	IDR	2,000,000	176
9.000%, 03/15/2029		253,606,000	20,004
8.750%, 05/15/2031		49,043,000	3,789
8.500%, 10/12/2035		$800	1,109
8.375%, 03/15/2024	IDR	359,246,000	27,212
8.375%, 09/15/2026		60,896,000	4,618
8.375%, 03/15/2034		157,217,000	11,871
8.250%, 06/15/2032		5,900,000	440
8.250%, 05/15/2036		87,843,000	6,572
7.875%, 04/15/2019		61,864,000	4,582
7.750%, 01/17/2038		$1,793	2,328
7.750%, 01/17/2038		6,451	8,374
7.000%, 05/15/2022	IDR	168,500,000	11,937
7.000%, 05/15/2027		2,500,000	171
6.750%, 01/15/2044		$500	611

214	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description		Face Amount (Thousands)	Market Value ($ Thousands)

6.625%, 05/15/2033	IDR	45,270,000	$2,883
6.625%, 02/17/2037		$2,082	2,459
6.125%, 05/15/2028	IDR	18,170,000	1,146
5.950%, 01/08/2046		$281	315
5.875%, 01/15/2024 (A)		1,500	1,695
5.875%, 01/15/2024		4,183	4,727
5.625%, 05/15/2023	IDR	71,594,000	4,642
5.250%, 01/17/2042		$867	883
5.125%, 01/15/2045 (A)		1,022	1,035
4.875%, 05/05/2021 (A)		200	214
4.875%, 05/05/2021		2,640	2,825
4.750%, 01/08/2026 (A)		2,651	2,811
4.125%, 01/15/2025		2,405	2,442
3.375%, 04/15/2023 (A)		3,263	3,211
3.375%, 07/30/2025	EUR	2,570	2,890

			157,011

Iraq — 0.4%
Republic of Iraq
5.800%, 01/15/2028		$10,506	7,643

Ivory Coast — 1.1%
Government of Ivory Coast
11.660%, 12/31/2032		13,130	11,851
11.660%, 12/31/2032		3,527	3,183
6.375%, 03/03/2028 (A)		3,446	3,248
5.375%, 07/23/2024 (A)		3,203	2,923

			21,205

Jamaica — 0.4%
Digicel Group
8.250%, 09/30/2020		1,750	1,518
7.125%, 04/01/2022 (A)		1,222	942
Government of Jamaica
7.875%, 07/28/2045		918	964
7.625%, 07/09/2025		1,860	2,062
6.750%, 04/28/2028		1,732	1,793

			7,279

Kazakhstan — 1.1%
Development Bank of Kazakhstan
4.125%, 12/10/2022		880	812
KazAgro National Management Holding MTN
4.625%, 05/24/2023		420	363
Kazakhstan Temir Zholy Finance
6.950%, 07/10/2042 (A)		551	517
6.950%, 07/10/2042		500	469
6.375%, 10/06/2020 (A)		660	671
KazMunaiGaz Finance Sub
9.125%, 07/02/2018		1,273	1,395
7.000%, 05/05/2020		2,262	2,432
6.375%, 04/09/2021 (A)		1,862	1,967
6.375%, 04/09/2021		4,247	4,486

Description		Face Amount (Thousands)	Market Value ($ Thousands)

KazMunayGas National
7.000%, 05/05/2020 (A)	$	1,093	$1,175
Republic of Kazakhstan MTN
6.500%, 07/21/2045		1,270	1,370
6.500%, 07/21/2045 (A)		435	470
5.125%, 07/21/2025		930	981
5.125%, 07/21/2025 (A)		2,514	2,645
Samruk-Energy MTN
3.750%, 12/20/2017		700	691
Zhaikmunai LLP
6.375%, 02/14/2019 (A)		458	377
Zhaikmunai Via Zhaikmunai International
7.125%, 11/13/2019 (A)		595	492

			21,313

Kenya — 0.6%
Kenya Infrastructure Bond
12.500%, 05/12/2025	KES	40,000	386
11.000%, 09/15/2025		295,000	2,766
11.000%, 10/12/2026		40,000	370
11.000%, 03/15/2027		161,850	1,498
Republic of Kenya
6.875%, 06/24/2024 (A)	$	3,409	3,128
6.875%, 06/24/2024		850	780
5.875%, 06/24/2019 (A)		1,843	1,795

			10,723

Lithuania — 0.0%
Republic of Lithuania
7.375%, 02/11/2020 (A)		251	297

Malaysia — 3.8%
1MDB Global Investments
4.400%, 03/09/2023		6,000	5,070
Government of Malaysia
5.248%, 09/15/2028	MYR	1,050	278
4.935%, 09/30/2043		4,500	1,122
4.498%, 04/15/2030		1,540	381
4.392%, 04/15/2026		12,223	3,061
4.378%, 11/29/2019		1,800	450
4.262%, 09/15/2016		11,900	2,893
4.181%, 07/15/2024		17,412	4,268
4.160%, 07/15/2021		9,850	2,441
4.048%, 09/30/2021		5,020	1,238
4.012%, 09/15/2017		600	147
3.955%, 09/15/2025		52,416	12,748
3.892%, 03/15/2027		2,325	552
3.889%, 07/31/2020		10,760	2,638
3.844%, 04/15/2033		1,960	443
3.800%, 08/17/2023		3,000	723
3.795%, 09/30/2022		19,000	4,582
3.654%, 10/31/2019		22,840	5,573
3.580%, 09/28/2018		10,125	2,476
3.502%, 05/31/2027		1,050	239

SEI Institutional Investments Trust / Annual Report / May 31, 2016	215

SCHEDULE OF INVESTMENTS

Emerging Markets Debt Fund (Continued)

May 31, 2016

Description		Face Amount (Thousands)	Market Value ($ Thousands)

3.492%, 03/31/2020	MYR	7,580	$1,836
3.480%, 03/15/2023		19,004	4,491
3.418%, 08/15/2022		10,253	2,417
3.314%, 10/31/2017		17,958	4,372
3.260%, 03/01/2018		25,790	6,281
Petronas Capital MTN
4.500%, 03/18/2045 (A)		$351	370
3.500%, 03/18/2025 (A)		3,031	3,107

			74,197

Mexico — 8.3%
Alfa
6.875%, 03/25/2044		2,325	2,368
America Movil
7.125%, 12/09/2024	MXN	23,310	1,217
6.000%, 06/09/2019		14,350	769
BBVA Bancomer
6.750%, 09/30/2022 (A)		$500	551
Cemex
7.750%, 04/16/2026 (A)		675	710
6.125%, 05/05/2025 (A)		229	223
5.700%, 01/11/2025 (A)		245	231
Cemex Finance
9.375%, 10/12/2022 (A)		473	515
Comision Federal de Electricidad
7.350%, 11/25/2025	MXN	27,455	1,423
5.750%, 02/14/2042 (A)		$570	556
4.875%, 01/15/2024 (A)		288	295
Fermaca Enterprises S de RL
6.375%, 03/30/2038 (A)		723	704
Mexican Bonos, Ser M10
7.250%, 12/15/2016	MXN	31,167	1,720
Mexican Bonos, Ser M20
8.000%, 12/07/2023		17,846	1,089
Mexican Bonos
10.000%, 12/05/2024		315,982	21,744
10.000%, 11/20/2036		21,866	1,606
8.500%, 12/13/2018		86,343	5,080
8.500%, 05/31/2029		45,738	2,921
8.500%, 11/18/2038		144,652	9,335
7.750%, 05/29/2031		141,559	8,501
7.750%, 11/23/2034		30,849	1,849
7.750%, 11/13/2042		14,083	848
7.500%, 06/03/2027		32,192	1,916
6.500%, 06/10/2021		18,630	1,052
6.500%, 06/09/2022		134,701	7,591
5.750%, 03/05/2026		12,964	685
5.000%, 12/11/2019		150,340	8,095
4.750%, 06/14/2018		137,010	7,432
Mexican Udibonos
2.000%, 06/09/2022		1,752	491
Petroleos Mexicanos
9.500%, 09/15/2027		$215	256

Description		Face Amount (Thousands)	Market Value ($ Thousands)

7.190%, 09/12/2024	MXN	102,190	$4,873
6.875%, 08/04/2026 (A)	$	1,551	1,685
6.875%, 08/04/2026		6,279	6,823
6.625%, 06/15/2035		7,650	7,496
6.625%, 06/15/2038		2,871	2,749
6.500%, 06/02/2041		1,655	1,564
6.375%, 02/04/2021 (A)		441	473
6.375%, 01/23/2045 (A)		1,016	951
6.375%, 01/23/2045		500	468
6.000%, 03/05/2020		452	480
5.750%, 03/01/2018		670	698
5.625%, 01/23/2046		873	741
5.625%, 01/23/2046		1,378	1,169
5.500%, 01/21/2021		17	18
5.500%, 06/27/2044		257	215
4.875%, 01/24/2022		370	370
4.875%, 01/18/2024		2,252	2,210
4.500%, 01/23/2026		403	378
4.250%, 01/15/2025		4,725	4,418
4.250%, 01/15/2025		4,081	3,816
3.500%, 01/30/2023		47	43
2.750%, 04/21/2027	EUR	1,500	1,368
Sixsigma Networks Mexico
8.250%, 11/07/2021 (A)	$	668	648
United Mexican States MTN
7.500%, 04/08/2033		468	639
6.050%, 01/11/2040		880	1,034
5.750%, 10/12/2110		478	480
5.550%, 01/21/2045		640	712
4.750%, 03/08/2044		3,819	3,790
4.600%, 01/23/2046		5,225	5,068
4.125%, 01/21/2026		6,820	7,110
4.000%, 10/02/2023		2,661	2,774
3.600%, 01/30/2025		4,626	4,667

			161,701

Mongolia — 0.6%
Development Bank of Mongolia MTN
5.750%, 03/21/2017		1,138	1,129
Government of Mongolia MTN
10.875%, 04/06/2021 (A)		1,613	1,656
5.125%, 12/05/2022		8,612	6,870
4.125%, 01/05/2018		998	958
Trade & Development Bank of Mongolia MTN
9.375%, 05/19/2020		470	442
9.375%, 05/19/2020 (A)		453	426

			11,481

Montenegro — 0.1%
Republic of Montenegro
5.750%, 03/10/2021 (A)	EUR	742	832
5.750%, 03/10/2021		525	589

216	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description		Face Amount (Thousands)	Market Value ($ Thousands)

5.375%, 05/20/2019	EUR	481	$548

			1,969

Morocco — 0.2%
Kingdom of Morocco
5.500%, 12/11/2042	$	1,300	1,348
4.250%, 12/11/2022 (A)		632	651
OCP
6.875%, 04/25/2044 (A)		1,508	1,523

			3,522

Namibia — 0.1%
Namibia International Bonds
5.250%, 10/29/2025 (A)		1,529	1,495

Netherlands — 0.1%
GTH Finance
7.250%, 04/26/2023 (A)		929	939
6.250%, 04/26/2020 (A)		337	340

			1,279

Nigeria — 0.1%
Republic of Nigeria
6.750%, 01/28/2021		1,765	1,730

Pakistan — 0.3%
Republic of Pakistan
8.250%, 04/15/2024		4,780	5,079

Panama — 1.1%
Panama Notas del Tesoro
4.875%, 02/05/2021		840	889
Republic of Panama
9.375%, 01/16/2023		595	786
9.375%, 04/01/2029		5,438	7,994
8.875%, 09/30/2027		1,963	2,782
8.125%, 04/28/2034		2,249	3,059
7.125%, 01/29/2026		100	127
6.700%, 01/26/2036		1,095	1,374
4.300%, 04/29/2053		140	132
3.875%, 03/17/2028		319	321
3.750%, 03/16/2025		3,084	3,138

			20,602

Paraguay — 0.4%
Republic of Paraguay
6.100%, 08/11/2044 (A)		1,280	1,306
6.100%, 08/11/2044		1,187	1,211
5.000%, 04/15/2026		1,281	1,307
4.625%, 01/25/2023		3,579	3,659
Telefonica Celular del Paraguay
6.750%, 12/13/2022		900	898
6.750%, 12/13/2022		200	199

			8,580

Description		Face Amount (Thousands)	Market Value ($ Thousands)

Peru — 2.2%
Abengoa Transmission Sur
6.875%, 04/30/2043 (A)		327	$338
Peru Enhanced Pass-Through Finance
4.926%, 06/02/2025 (A) (C)		1,000	772
1.259%, 05/31/2018 (C)		108	104
1.211%, 05/31/2018 (A) (C)		122	117
Republic of Peru
8.750%, 11/21/2033		2,745	4,090
8.200%, 08/12/2026	PEN	9,555	3,223
7.350%, 07/21/2025	$	2,372	3,128
6.950%, 08/12/2031	PEN	11,546	3,501
6.950%, 08/12/2031		10,193	3,091
6.850%, 02/12/2042		882	254
6.550%, 03/14/2037	$	3,846	4,836
5.700%, 08/12/2024 (A)	PEN	14,227	4,156
5.700%, 08/12/2024		4,658	1,358
5.625%, 11/18/2050	$	307	349
4.125%, 08/25/2027		611	644
3.750%, 03/01/2030	EUR	9,268	11,066
Southern Copper
3.875%, 04/23/2025	$	873	840

			41,867

Philippines — 0.1%
Development Bank of Philippines
5.500%, 03/25/2021		370	418
Republic of Philippines
3.900%, 11/26/2022	PHP	52,000	1,102

			1,520

Poland — 4.7%
Poland Government International Bond
3.250%, 04/06/2026	$	1,299	1,303
Republic of Poland
5.750%, 10/25/2021	PLN	8,183	2,425
5.750%, 09/23/2022		28,514	8,552
5.250%, 10/25/2020		27,025	7,739
5.125%, 04/21/2021	$	2,555	2,860
5.000%, 03/23/2022		2,108	2,358
4.000%, 10/25/2023	PLN	7,540	2,062
4.000%, 01/22/2024	$	609	651
3.250%, 07/25/2025	PLN	74,414	19,304
3.000%, 03/17/2023	$	832	839
2.750%, 08/25/2023	PLN	23,725	6,652
2.500%, 07/25/2018		16,730	4,317
2.500%, 07/25/2026		41,655	10,013
1.750%, 07/25/2021		17,595	4,314
1.567%, 10/25/2018 (C)		12,240	2,981
1.500%, 04/25/2020		45,274	11,229
0.826%, 07/25/2017 (C)		12,470	3,109

			90,708

SEI Institutional Investments Trust / Annual Report / May 31, 2016	217

SCHEDULE OF INVESTMENTS

Emerging Markets Debt Fund (Continued)

May 31, 2016

Description		Face Amount (Thousands)	Market Value ($ Thousands)

Qatar — 0.5%
Ooredoo International Finance
7.875%, 06/10/2019		$873	$1,017
State of Qatar
9.750%, 06/15/2030		2,962	4,803
6.400%, 01/20/2040		2,763	3,537
4.625%, 06/02/2046		1,130	1,135

			10,492

Romania — 1.0%
Government of Romania MTN
6.750%, 02/07/2022		2,026	2,390
6.750%, 02/07/2022 (A)		1,771	2,089
6.125%, 01/22/2044 (A)		1,018	1,228
5.850%, 04/26/2023	RON	17,150	4,895
4.875%, 01/22/2024		$296	322
4.875%, 01/22/2024 (A)		284	309
4.750%, 02/24/2025	RON	21,095	5,622
4.375%, 08/22/2023		$540	570
Romania Government Bond
3.500%, 12/19/2022	RON	4,965	1,246

			18,671

Russia — 5.3%
Alfa Bank via Alfa Bond Issuance
7.750%, 04/28/2021		$2,600	2,898
Gazprom OAO Via Gaz Capital
9.250%, 04/23/2019		1,000	1,148
4.950%, 02/06/2028 (A)		1,155	1,091
Ritekro
14.189%, 11/07/2022 (C) (F) (G)		538	269
Rosneft Oil via Rosneft International Finance
4.199%, 03/06/2022 (A)		594	573
Russian Federal Bond – OFZ
8.150%, 02/03/2027	RUB	233,856	3,407
7.600%, 04/14/2021		714,396	10,240
7.600%, 07/20/2022		640,116	9,087
7.500%, 03/15/2018		373,896	5,497
7.500%, 02/27/2019		519,075	7,532
7.400%, 04/19/2017		153,340	2,281
7.050%, 01/19/2028		487,360	6,502
7.000%, 01/25/2023		274,986	3,781
7.000%, 08/16/2023		379,117	5,193
6.900%, 08/03/2016		52,216	786
6.800%, 12/11/2019		31,646	446
6.700%, 05/15/2019		773,452	10,969
6.500%, 11/24/2021 (D)		24,270	335
6.400%, 05/27/2020		376,160	5,191
6.200%, 01/31/2018		395,093	5,696
Russian Foreign Bond – Eurobond
5.875%, 09/16/2043		$1,000	1,081
5.625%, 04/04/2042		3,400	3,563
5.000%, 04/29/2020 (A)		1,182	1,247
4.875%, 09/16/2023		3,400	3,604

Description		Face Amount (Thousands)	Market Value ($ Thousands)

3.250%, 04/04/2017	$	800	$808
Vnesheconombank via VEB Finance
6.902%, 07/09/2020		1,635	1,741
6.800%, 11/22/2025		2,476	2,644
6.800%, 11/22/2025 (A)		600	641
5.450%, 11/22/2017 (A)		340	349
5.450%, 11/22/2017		110	113
Vnesheconombank Via VEB Finance
6.902%, 07/09/2020		1,990	2,119
6.800%, 11/22/2025		2,035	2,173

			103,005

Senegal — 0.3%
Republic of Senegal
8.750%, 05/13/2021		1,390	1,484
8.750%, 05/13/2021 (A)		200	214
6.250%, 07/30/2024 (A)		530	488
6.250%, 07/30/2024		4,670	4,296

			6,482

Serbia — 0.9%
Republic of Serbia
7.250%, 09/28/2021 (A)		300	342
7.250%, 09/28/2021		10,751	12,243
5.875%, 12/03/2018 (A)		640	678
4.875%, 02/25/2020		3,597	3,696

			16,959

Slovenia — 1.1%
Republic of Slovenia
5.850%, 05/10/2023		1,730	1,994
5.850%, 05/10/2023		4,520	5,209
5.250%, 02/18/2024		13,396	15,054

			22,257

South Africa — 5.3%
Eskom Holdings
6.750%, 08/06/2023		2,125	1,942
5.750%, 01/26/2021		1,775	1,633
Eskom Holdings SOC
7.125%, 02/11/2025		2,691	2,459
7.125%, 02/11/2025 (A)		7,302	6,672
Republic of South Africa
10.500%, 12/21/2026	ZAR	265,248	18,105
8.875%, 02/28/2035		33,600	1,954
8.750%, 01/31/2044		18,377	1,032
8.750%, 02/28/2048		122,768	6,865
8.500%, 06/23/2017	$	2,100	2,244
8.500%, 01/31/2037	ZAR	62,325	3,465
8.250%, 03/31/2032		73,355	4,070
8.000%, 12/21/2018		37,142	2,338
8.000%, 01/31/2030		197,828	10,936
7.750%, 02/28/2023		152,091	8,997
7.250%, 01/15/2020		20,323	1,233
7.000%, 02/28/2031		137,144	6,838

218	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description		Face Amount (Thousands)	Market Value ($ Thousands)

6.875%, 05/27/2019	$	940	$1,033
6.750%, 03/31/2021	ZAR	86,203	5,026
6.500%, 02/28/2041		41,359	1,802
6.250%, 03/31/2036		115,150	5,048
5.875%, 09/16/2025	$	3,950	4,200
4.875%, 04/14/2026		1,923	1,885
Transnet SOC
9.500%, 05/13/2021 (A)	ZAR	16,660	963
4.000%, 07/26/2022	$	875	796
ZAR Sovereign Capital Fund Propriety
3.903%, 06/24/2020 (A)		1,305	1,305

			102,841

Sri Lanka — 0.9%
Democratic Socialist Republic of Sri Lanka
6.850%, 11/03/2025 (A)		2,375	2,275
6.850%, 11/03/2025		8,115	7,772
6.250%, 07/27/2021		3,724	3,669
5.875%, 07/25/2022 (A)		2,334	2,206
5.875%, 07/25/2022		1,300	1,229

			17,151

Supranational — 0.1%
European Investment Bank MTN
8.500%, 09/17/2024	ZAR	11,350	681
Inter-American Development Bank MTN
7.350%, 09/12/2018	IDR	24,590,000	1,763

			2,444

Thailand — 2.6%
Government of Thailand
5.670%, 03/13/2028	THB	3,000	111
4.875%, 06/22/2029		211,651	7,450
3.875%, 06/13/2019		43,000	1,278
3.850%, 12/12/2025		229,998	7,300
3.650%, 12/17/2021		470,849	14,266
3.625%, 06/16/2023		329,763	10,073
3.580%, 12/17/2027		82,270	2,561
3.400%, 06/17/2036		80,500	2,510
2.550%, 06/26/2020		75,000	2,151
1.250%, 03/12/2028		28,811	761
1.200%, 07/14/2021		67,416	1,852

			50,313

Trinidad & Tobago — 0.0%
Republic of Trinidad & Tobago
4.375%, 01/16/2024 (A)	$	387	393

Tunisia — 0.2%
Banque Centrale de Tunisie
5.750%, 01/30/2025 (A)		4,072	3,650

Turkey — 7.0%
Export Credit Bank of Turkey MTN
5.875%, 04/24/2019 (A)		200	210

Description		Face Amount (Thousands)	Market Value ($ Thousands)

5.375%, 02/08/2021 (A)	$	1,206	$1,230
5.000%, 09/23/2021 (A)		674	675
KOC Holding
5.250%, 03/15/2023		2,210	2,211
Republic of Turkey
11.875%, 01/15/2030		1,050	1,767
10.700%, 02/17/2021	TRY	19,162	6,769
10.600%, 02/11/2026		4,230	1,508
10.500%, 01/15/2020		22,350	7,814
10.400%, 03/27/2019		8,790	3,052
10.400%, 03/20/2024		2,700	947
9.500%, 01/12/2022		9,830	3,304
9.400%, 07/08/2020		73,777	24,858
9.000%, 03/08/2017		7,020	2,375
9.000%, 07/24/2024		18,953	6,142
8.800%, 11/14/2018		11,483	3,849
8.500%, 07/10/2019		4,290	1,415
8.500%, 09/14/2022		16,527	5,263
8.300%, 06/20/2018		6,606	2,202
8.000%, 03/12/2025		4,211	1,278
8.000%, 02/14/2034	$	900	1,154
7.400%, 02/05/2020	TRY	61,179	19,359
7.375%, 02/05/2025	$	1,676	1,989
7.100%, 03/08/2023	TRY	8,160	2,401
7.000%, 06/05/2020	$	3,036	3,403
6.875%, 03/17/2036		3,155	3,640
6.750%, 04/03/2018		1,886	2,017
6.750%, 05/30/2040		2,590	2,965
6.625%, 02/17/2045		590	670
6.300%, 02/14/2018	TRY	4,490	1,454
6.250%, 09/26/2022	$	2,517	2,772
6.000%, 01/14/2041		1,236	1,296
5.625%, 03/30/2021		769	821
5.125%, 03/25/2022		3,450	3,597
4.875%, 04/16/2043		850	768
4.250%, 04/14/2026		2,639	2,566
3.000%, 08/02/2023	TRY	8,323	2,948
TC Ziraat Bankasi
4.750%, 04/29/2021 (A)	$	756	754
4.250%, 07/03/2019 (A)		1,710	1,717
Turk Telekomunikasyon
4.875%, 06/19/2024		2,300	2,242

			135,402

Ukraine — 1.7%
Government of Ukraine
7.750%, 09/01/2019 (A)		1,487	1,436
7.750%, 09/01/2019		141	136
7.750%, 09/01/2020 (A)		2,731	2,605
7.750%, 09/01/2020		655	625
7.750%, 09/01/2021 (A)		1,541	1,453
7.750%, 09/01/2021		632	596
7.750%, 09/01/2022		632	591

SEI Institutional Investments Trust / Annual Report / May 31, 2016	219

SCHEDULE OF INVESTMENTS

Emerging Markets Debt Fund (Continued)

May 31, 2016

Description		Face Amount (Thousands)	Market Value ($ Thousands)

7.750%, 09/01/2022 (A)	$	1,345	$1,258
7.750%, 09/01/2023 (A)		1,151	1,071
7.750%, 09/01/2023		632	588
7.750%, 09/01/2024 (A)		4,867	4,503
7.750%, 09/01/2024		3,922	3,629
7.750%, 09/01/2025 (A)		3,386	3,124
7.750%, 09/01/2025		632	583
7.750%, 09/01/2026 (A)		1,234	1,129
7.750%, 09/01/2026		2,396	2,193
7.750%, 09/01/2027 (A)		3,301	3,005
7.750%, 09/01/2027		1,456	1,325
3.269%, 05/31/2040 (A) (B)		1,832	568
3.246%, 05/31/2040 (B)		1,216	377
Ukreximbank Via Biz Finance
9.625%, 04/27/2022 (A)		2,211	2,068

			32,863

United Arab Emirates — 0.3%
DP World MTN
6.850%, 07/02/2037		2,350	2,473
MAF Global Securities
7.125%, 10/29/2049 (B)		3,300	3,440

			5,913

Uruguay — 0.4%
Republic of Uruguay
5.100%, 06/18/2050		5,377	5,014
4.500%, 08/14/2024		124	132
4.375%, 10/27/2027		2,549	2,632
4.125%, 11/20/2045		517	438

			8,216

Venezuela — 1.0%
Petroleos de Venezuela
8.500%, 11/02/2017		161	104
8.500%, 11/02/2017		330	213
6.000%, 05/16/2024		2,072	680
6.000%, 05/16/2024		8,870	2,866
6.000%, 11/15/2026		1,982	639
6.000%, 11/15/2026		1,942	626
5.500%, 04/12/2037		6,225	2,017
5.250%, 04/12/2017		3,896	2,366
Republic of Venezuela
13.625%, 08/15/2018		1,493	956
13.625%, 08/15/2018		497	293
11.950%, 08/05/2031		525	219
11.750%, 10/21/2026		1,000	419
11.750%, 10/21/2026		1,875	785
9.375%, 01/13/2034		8,487	3,195
9.250%, 09/15/2027		1,546	653
9.250%, 05/07/2028		693	262
8.250%, 10/13/2024		1,273	471
8.250%, 10/13/2024		2,350	869
7.650%, 04/21/2025		3,743	1,352

Description		Face Amount (Thousands)	Market Value ($ Thousands)

7.650%, 04/21/2025	$	279	$101

			19,086

Vietnam — 0.1%
Socialist Republic of Vietnam
4.800%, 11/19/2024 (A)		1,446	1,474

Zambia — 0.3%
Republic of Zambia
8.970%, 07/30/2027 (A)		1,686	1,378
8.970%, 07/30/2027		3,722	3,061
8.500%, 04/14/2024 (A)		750	617
5.375%, 09/20/2022		282	209

			5,265

Total Global Bonds (Cost $1,980,992) ($ Thousands)			1,834,931

LOAN PARTICIPATIONS — 0.1%
Singapore — 0.0%
Morton Bay Senior
6.220%, 01/02/2049 (E)		3,020	—

Venezuela — 0.1%
Bolivarian Republic of Venezuela
6.250%, 01/10/2018		1,700	1,711

Total Loan Participations (Cost $4,720) ($ Thousands)			1,711

Total Investments — 94.9% (Cost $1,985,712) ($ Thousands)			$1,836,642

A list of the open futures contracts held by the Fund at May 31, 2016, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
Euro-Bund Index	(88)	Sep-2016	$5
Euro-Buxl Index	(33)	Sep-2016	7
JSE Bond Future R186	134	Aug-2016	(17)
JSE Bond Future R207	810	Aug-2016	(26)
JSE Bond Future R208	962	Aug-2016	(41)
Korea 10-Year Bond	53	Jun-2016	46
Korea 3-Year Bond	171	Jun-2016	15
U.S. 10-Year Treasury Note	(28)	Sep-2016	(9)
U.S. 10-Year Treasury Note	(143)	Sep-2016	(21)
U.S. 10-Year Treasury Note	(43)	Sep-2016	(17)
U.S. 5-Year Treasury Note	(36)	Sep-2016	(10)
U.S. Long Treasury Bond	(13)	Sep-2016	(14)
U.S. Ultra Long Treasury Bond	18	Sep-2016	25

			$(57)

For the year ended May 31, 2016, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

220	SEI Institutional Investments Trust / Annual Report / May 31, 2016

A list of the open forward foreign currency contracts held by the Fund at May 31, 2016, is as follows:

Settlement Date		Currency to Deliver (Thousands)		Currency To Receive (Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
06/01/16-09/21/16	USD	85,949	EUR	75,866	$(1,431)
06/01/16-09/21/16	EUR	118,931	USD	134,589	2,117
06/02/16-08/17/16	USD	7,105	NGN	1,720,120	(36)
06/02/16-03/15/17	USD	16,051	RUB	1,096,440	292
06/02/16-09/21/16	USD	19,530	HUF	5,371,088	(462)
06/02/16-09/21/16	USD	23,016	PLN	88,875	(489)
06/02/16-08/10/16	USD	30,593	BRL	112,319	213
06/02/16-09/21/16	PLN	71,055	USD	18,459	448
06/02/16-09/02/16	BRL	323,386	USD	87,727	(1,145)
06/02/16-08/17/16	NGN	1,638,774	USD	6,436	(340)
06/02/16-07/06/16	HUF	7,054,655	USD	25,355	309
06/03/16-05/23/17	IDR	406,120,490	USD	29,946	496
06/06/16-07/25/16	EUR	27,702	RON	124,307	(213)
06/06/16-07/25/16	RON	79,465	EUR	17,671	90
06/07/16-08/10/16	USD	71,734	MXN	1,293,579	(1,682)
06/07/16-09/21/16	MXN	962,738	USD	53,434	1,270
06/09/16-06/15/16	USD	13,512	RON	53,282	(379)
06/09/16-07/26/16	USD	18,187	CLP	12,346,971	(323)
06/09/16-09/21/16	TRY	131,746	USD	43,445	(367)
06/09/16-07/26/16	CLP	13,181,846	USD	19,269	210
06/10/16-07/06/16	USD	18,786	KRW	21,952,407	(353)
06/10/16-07/26/16	USD	25,437	MYR	102,399	(564)
06/10/16-06/28/16	MYR	33,929	USD	8,381	144
06/10/16-07/06/16	KRW	30,359,819	USD	25,803	312
06/13/16-08/10/16	USD	9,491	PEN	31,576	(162)
06/13/16-08/10/16	PEN	89,703	USD	26,622	114
06/15/16-09/21/16	USD	8,051	PHP	377,959	4
06/15/16	USD	13,217	TWD	427,890	(96)
06/15/16-09/21/16	EUR	17,591	HUF	5,551,160	90
06/15/16-09/21/16	USD	20,183	TRY	59,094	(383)
06/15/16-09/21/16	RON	20,460	USD	5,071	20
06/15/16-06/16/16	SGD	26,018	USD	18,892	(5)
06/15/16-09/21/16	USD	27,715	ZAR	439,883	(124)
06/15/16-08/31/16	USD	28,268	IDR	379,649,583	(559)
06/15/16-09/21/16	USD	29,667	THB	1,044,906	(422)
06/15/16-09/21/16	USD	46,602	COP	142,598,450	(771)

Settlement Date		Currency to Deliver (Thousands)		Currency To Receive (Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
06/15/16-09/21/16	PLN	54,788	EUR	12,624	$193
06/15/16-08/26/16	ILS	71,865	USD	18,783	100
06/15/16-02/15/17	CNY	93,521	USD	13,857	(156)
06/15/16-09/21/16	ZAR	441,148	USD	28,071	290
06/15/16-09/21/16	TWD	1,040,990	USD	31,761	(161)
06/15/16-09/21/16	RUB	1,418,294	USD	20,299	(938)
06/15/16-06/24/16	COP	50,174,253	USD	16,173	(6)
06/20/16	CAD	4,903	USD	3,771	22
06/20/16	HUF	5,213,823	EUR	16,752	150
06/21/16-07/13/16	USD	11,426	INR	769,762	(23)
06/21/16-07/01/16	INR	514,300	USD	7,665	40
06/30/16-09/21/16	EUR	17,948	PLN	77,814	(298)
07/25/16-07/25/16	THB	342,552	USD	9,581	(5)
07/29/16	KES	168,000	USD	1,484	(166)
08/26/16	USD	7,278	ILS	27,990	8
11/30/16	ARS	20,301	USD	1,117	(176)

					$(5,303)

A list of the counterparties for the outstanding forward foreign currency contracts held by the Fund at May 31, 2016, is as follows:

Counterparty	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
Barclays PLC	$(18,731)	$18,457	$(274)
Citigroup	(271,768)	269,770	(1,998)
Deutsche Bank	(5,035)	5,045	10
Goldman Sachs	(373,289)	372,456	(833)
HSBC	(47,356)	47,068	(288)
JPMorgan Chase Bank	(563,920)	562,710	(1,210)
Standard Chartered	(24,739)	24,039	(700)
UBS	(2,995)	2,985	(10)

			$(5,303)

For the year ended May 31, 2016, the total amount of all open forward foreign currency contracts, as presented in the tables above, are representative of the volume of activity for this derivative type during the year.

A list of open OTC swap agreements held by the Fund at May 31, 2016, is as follows:

SEI Institutional Investments Trust / Annual Report / May 31, 2016	221

SCHEDULE OF INVESTMENTS

Emerging Markets Debt Fund (Concluded)

MAY 31, 2016

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Termination Date	Currency	Notional Amount (Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Goldman Sachs	3-Month ZAR - JIBAR	8.76%	01/16/29	ZAR	65,000	$(96)
Goldman Sachs	1-Day COP - COOIS	7.23%	05/04/26	COP	11,358,824	11
Goldman Sachs	6-Month PLN -WIBOR	2.76%	03/15/26	PLN	34,000	(69)
Goldman Sachs	28-Day MXN - TIIE	6.17%	03/05/26	MXN	63,199	(34)
Goldman Sachs	28-Day MXN - TIIE	6.21%	12/08/25	MXN	21,174	(5)
Goldman Sachs	2.46%	6-Month PLN - WIBOR	09/22/25	PLN	7,000	(40)
Goldman Sachs	4.63%	1-Day CLP - CLICP	08/21/25	CLP	275,000	(2)
Goldman Sachs	28-Day MXN - TIIE	6.36%	05/21/25	MXN	29,801	19
Goldman Sachs	4.53%	1-Day CLP - CLICP	03/11/25	CLP	1,015,968	(5)
Goldman Sachs	3-Month ZAR - JIBAR	8.30%	01/16/24	ZAR	25,000	(47)
Goldman Sachs	3-Month ZAR - JIBAR	8.19%	12/20/23	ZAR	16,000	(35)
Goldman Sachs	1-Year BRL - CDI	10.84%	01/03/23	BRL	6,139	(301)
Goldman Sachs	1-Day BRL - CETIP	11.99%	01/02/23	BRL	3,000	(69)
Goldman Sachs	28-Day MXN - TIIE	5.90%	09/12/22	MXN	99,662	7
Goldman Sachs	0.45%	6-Month CZK - PRIBOR	05/24/21	CZK	37,000	4
Goldman Sachs	3-Month MYR - KLIBOR	3.74%	03/23/21	MYR	13,700	(4)
Goldman Sachs	28-Day MXN - TIIE	5.37%	03/17/21	MXN	62,000	(33)
Goldman Sachs	7-Day CNY - CNRR007	2.49%	02/04/21	CNY	25,500	(52)
Goldman Sachs	1-Day BRL - CETIP	12.73%	01/04/21	BRL	13,491	(72)
Goldman Sachs	0.57%	6-Month CZK -PRIBOR	12/16/20	CZK	151,000	(32)
Goldman Sachs	3-Month MYR - KLIBOR	4.37%	12/15/20	MYR	20,000	134
Goldman Sachs	0.42%	6-Month CZK - PRIBOR	10/23/20	CZK	55,000	1
Goldman Sachs	1-Day BRL - CETIP	13.39%	01/02/19	BRL	18,383	52
Goldman Sachs	1-Day BRL - CETIP	13.42%	01/02/19	BRL	25,101	78
Goldman Sachs	7-Day CNY - CNRR007	2.64%	04/27/18	CNY	65,000	8
Goldman Sachs	1-Year BRL - CDI	11.81%	01/02/18	BRL	12,298	(138)
Goldman Sachs	1-Year BRL - CDI	11.98%	01/02/18	BRL	11,341	(114)
Goldman Sachs	1-Day BRL - CETIP	12.86%	01/02/18	BRL	47,206	(129)
Goldman Sachs	1-Day BRL - CETIP	13.27%	01/02/17	BRL	35,880	(98)
Goldman Sachs	2.45%	6-Month HUF - BUBOR	07/11/16	HUF	3,518,440	(222)
JPMorgan Chase Bank	4.72%	1-Day CLP - CLICP	06/05/25	CLP	1,670,898	(40)
Goldman Sachs	3.45%	6-Month HUF - BUBOR	05/11/25	HUF	900,000	(333)
JPMorgan Chase Bank	4.29%	6-Month HUF - BUBOR	08/04/24	HUF	600,000	(425)
JPMorgan Chase Bank	7-Day CNY - CNRR007	2.83%	05/09/21	CNY	8,000	1
JPMorgan Chase Bank	0.39%	6-Month CZK - PRIBOR	04/04/21	CZK	30,000	7
JPMorgan Chase Bank	6-Month PLN - WIBOR	1.79%	03/24/21	PLN	12,000	(22)
JPMorgan Chase Bank	3-Month ZAR - JIBAR	8.45%	03/23/21	ZAR	58,600	(5)
JPMorgan Chase Bank	0.30%	6-Month CZK - PRIBOR	02/26/21	CZK	83,000	33
JPMorgan Chase Bank	7.16%	Colombia IBR Overnight Interbank	02/11/21	COP	15,000,000	(82)
JPMorgan Chase Bank	7-Day CNY - CNRR007	2.44%	01/26/21	CNY	23,000	(55)
JPMorgan Chase Bank	7.11%	Colombia IBR Overnight Interbank	01/22/21	COP	13,433,034	(66)
JPMorgan Chase Bank	0.44%	6-Month CZK - PRIBOR	11/20/20	CZK	30,000	(1)
JPMorgan Chase Bank	0.50%	6-Month CZK - PRIBOR	05/05/20	CZK	180,000	(18)
JPMorgan Chase Bank	0.59%	6-Month CZK - PRIBOR	03/13/20	CZK	30,000	(8)
JPMorgan Chase Bank	0.54%	6-Month CZK - PRIBOR	02/16/20	CZK	320,000	(59)
JPMorgan Chase Bank	1-Day COP - COOIS	6.96%	11/17/17	COP	38,467,587	26
JPMorgan Chase Bank	1.77%	3-Month HUF -BUBOR	07/17/17	HUF	7,146,976	(205)

						$(2,535)

Credit Default Swaps
Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pays) Receives Rate	Termination Date	Notional Amount ($ Thousands)	Net Unrealized Depreciation ($ Thousands)
JPMorgan Chase Bank	CDX.EM.25.V1	BUY	1.00%	6/20/21	$18,500	$(72)

A list of open centrally cleared swap agreements held by the Fund at May 31, 2016, is as follows:

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Termination Date	Currency	Notional Amount (Thousands)	Net Unrealized Depreciation ($ Thousands)
Citibank	2.34%	3 Month USD - LIBOR	02/06/45	USD	320	$(14)
Citibank	2.08%	3-Month USD - LIBOR	01/13/25	USD	7,056	(312)
Citibank	2.14%	3-Month USD - LIBOR	01/12/25	USD	9,306	(462)

						$(788)

For the year ended May 31, 2016, the total amount of all open swap agreements, as presented in the tables above, are representative of the volume of activity for the derivative type during the year.

Percentages are based on a Net Assets of $1,935,751 ($ Thousands).

(A)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2016, the value of these securities amounted to $203,714 ($ Thousands), 10.5% representing of the net assets of the Fund.

(B)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of May 31, 2016.

(C)	Zero coupon security. The rate shown on the schedule of investments represents the security’s effective yield at the time of purchase.
(D)	Step Bonds — The rate reflected on the Schedule of Investments is the effective yield on May 31, 2016. The coupon on a step bond changes on a specified date.

(E)	Security is in default on interest payment.

(F)	Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of May 31, 2016 was $269 ($ Thousands) and represented 0.0% of Net Assets.

(G)	Securities considered illiquid. The total value of such securities as of May 31, 2016 was $269 ($ Thousands) and represented 0.0% of Net Assets.

222	SEI Institutional Investments Trust / Annual Report / May 31, 2016

ARS — Argentine Peso

BRL — Brazilian Real

BUBOR — Budapest Interbank Offered Rate

CAD — Canadian Dollar

CDI — Average One-Day Interbank Deposit Rate

CLICP — Colombian IBR Overnight Interbank Reference Rate

CLP — Chilean Peso

CNY — Chinese Yuan

COP — Colombian Peso

CZK — Czech Koruna

DOP — Dominican Peso

EUR — Euro

HUF — Hungarian Forint

IDR — Indonesian Rupiah

INR — Indian Rupee

ILS — Israeli New Sheckels

JIBAR — Johannesburg Interbank Offered Rate

KES — Kenyan Shilling

KLIBOR — Kuala Lumpur Interbank Offered Rate

KRW — Korean Won

LIBOR — London Interbank Offered Rate

MTN — Medium Term Note

MXN — Mexican Peso

MYR — Malaysian Ringgit

NGN — Nigerian Naira

PEN — Peruvian Inca

PHP — Philippine Peso

PLN — Polish Zloty

PRIBOR — Prague Interbank Offered Rate

RON — Romanian Leu

RUB — Russian Ruble

SGD — Singapore Dollar

Ser — Series

THB — Thai Bhat

TIIE — Equilibrium Interbank Offered Rate

TWD — Taiwan Dollar

TRY — New Turkish Lira

USD — United States Dollar

WIBOR — Warsaw Interbank Offered Rate

ZAR — South African Rand

The following is a list of the level of inputs used as of May 31, 2016, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Global Bonds	$—	$1,834,662	$269	$1,834,931
Loan Participation	—	1,711	—	1,711

Total Investments in Securities	$—	$1,836,373	$269	$1,836,642

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$98	$—	$—	$98
Unrealized Depreciation	(155)	—	—	(155)
Forwards Contracts*
Unrealized Appreciation	—	6,932	—	6,932
Unrealized Depreciation	—	(12,235)	—	(12,235)
OTC Swaps
Interest Rate Swaps*
Unrealized Appreciation	—	381	—	381
Unrealized Depreciation	—	(2,916)	—	(2,916)
Credit Default Swaps*
Unrealized Depreciation	—	(72)	—	(72)
Centrally Cleared Swaps
Interest Rate Swaps*
Unrealized Depreciation	—	(788)	—	(788)

Total Other Financial Instruments	$(57)	$(8,698)	$—	$(8,755)

(1)	A reconciliation of Level 3 instruments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

*	Futures contracts, forwards contracts and swaps are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2016, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2016	223

SCHEDULE OF INVESTMENTS

Real Return Fund

May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS — 99.6%
U.S. Treasury Inflation Indexed Bonds
0.125%, 04/15/2021	$6,992	$7,073
U.S. Treasury Inflation-Protected Securities
2.625%, 07/15/2017	6,679	6,973
2.125%, 01/15/2019	6,455	6,904
1.875%, 07/15/2019	7,006	7,545
1.625%, 01/15/2018	6,751	7,009
1.375%, 07/15/2018	6,837	7,161
1.375%, 01/15/2020	8,933	9,472
1.250%, 07/15/2020	13,160	14,020
1.125%, 01/15/2021	15,073	15,948
0.125%, 04/15/2018	22,252	22,538
0.125%, 04/15/2019	22,021	22,352
0.125%, 04/15/2020	22,049	22,347

Total U.S. Treasury Obligations (Cost $147,791) ($ Thousands)		149,342

Total Investments — 99.6% (Cost $147,791) ($ Thousands)		$149,342

Percentages are based on a Net Assets of $149,972 ($ Thousands).

As of May 31, 2016, all of the Fund’s investments were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended May 31, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2016, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

224	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Limited Duration Bond Fund

May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS — 28.5%

Consumer Discretionary — 0.1%
McDonald’s MTN
2.100%, 12/07/2018	$1,000	$1,015

Consumer Staples — 0.4%
Walgreens Boots Alliance
1.750%, 11/17/2017	5,084	5,106

Energy — 1.6%
Enbridge
1.083%, 06/02/2017 (A)	3,250	3,188
Enterprise Products Operating
6.650%, 04/15/2018	2,092	2,270
Kinder Morgan
7.000%, 06/15/2017	1,665	1,738
ONEOK Partners
2.000%, 10/01/2017	4,685	4,653
Regency Energy Partners
5.875%, 03/01/2022	500	510
Statoil
0.832%, 11/09/2017 (A)	2,200	2,193
TransCanada PipeLines
1.875%, 01/12/2018	1,605	1,604
1.421%, 01/12/2018 (A)	2,000	1,973

		18,129

Financials — 19.0%
AIG Global Funding MTN
1.650%, 12/15/2017 (B)	1,965	1,969
American Express Bank
6.000%, 09/13/2017	2,450	2,592
American Express Credit MTN
1.875%, 11/05/2018	4,900	4,926
American Honda Finance MTN
1.479%, 02/22/2019 (A)	3,705	3,744

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Bank Nederlandse Gemeenten MTN
0.700%, 07/14/2017 (A) (B)	$12,474	$12,464
Bank of America
5.300%, 03/15/2017	850	876
1.700%, 08/25/2017	1,570	1,572
1.650%, 03/26/2018	3,600	3,601
1.250%, 02/14/2017	650	651
0.934%, 06/15/2017 (A)	6,650	6,626
Barclays
2.000%, 03/16/2018	2,250	2,246
BB&T MTN
1.494%, 06/15/2018 (A)	1,140	1,147
Citigroup
1.850%, 11/24/2017	960	963
1.800%, 02/05/2018	5,110	5,115
Citizens Bank MTN
2.300%, 12/03/2018	5,075	5,101
Credit Suisse NY MTN
1.155%, 05/26/2017 (A)	3,500	3,497
Daimler Finance North America LLC
1.375%, 08/01/2017 (B)	6,583	6,578
Deutsche Bank MTN
2.850%, 05/10/2019	1,960	1,959
1.237%, 02/13/2017 (A)	715	714
Discover Bank
3.100%, 06/04/2020	1,000	1,018
Essex Portfolio
5.500%, 03/15/2017	1,000	1,029
Fifth Third Bank
1.450%, 02/28/2018	4,424	4,416
Ford Motor Credit
5.000%, 05/15/2018	3,750	3,973
1.154%, 09/08/2017 (A)	2,650	2,641
Goldman Sachs Group
2.900%, 07/19/2018	3,035	3,101
2.375%, 01/22/2018	1,700	1,719
Harley-Davidson Financial Services MTN
1.550%, 11/17/2017 (B)	3,000	3,009
HCP
3.750%, 02/01/2019	600	617
HSBC Bank USA NY
6.000%, 08/09/2017	500	523
HSBC USA
1.700%, 03/05/2018	5,300	5,303
Huntington National Bank
2.200%, 11/06/2018	3,200	3,227
Hyundai Capital America MTN
2.000%, 03/19/2018 (B)	1,385	1,387
JPMorgan Chase
6.000%, 10/01/2017	2,150	2,276
1.700%, 03/01/2018	8,690	8,708

SEI Institutional Investments Trust / Annual Report / May 31, 2016	225

SCHEDULE OF INVESTMENTS

Limited Duration Bond Fund (Continued)

May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

KeyBank
1.700%, 06/01/2018	$3,225	$3,229
1.650%, 02/01/2018	2,578	2,578
1.100%, 11/25/2016	2,167	2,168
KFW
0.500%, 07/15/2016	8,000	7,999
Lloyds Bank
1.635%, 01/22/2019 (A)	1,000	1,000
MassMutual Global Funding
2.000%, 04/05/2017 (B)	1,350	1,363
Metropolitan Life Global Funding I
1.875%, 06/22/2018 (B)	1,120	1,129
1.500%, 01/10/2018 (B)	3,850	3,861
Morgan Stanley MTN
4.750%, 03/22/2017	6,980	7,174
1.918%, 04/25/2018 (A)	2,150	2,172
MUFG Union Bank
1.500%, 09/26/2016	2,200	2,204
New York Life Global Funding
2.000%, 04/13/2021 (B)	1,000	998
1.550%, 11/02/2018 (B)	4,540	4,557
PNC Bank
1.800%, 11/05/2018	6,505	6,557
Pricoa Global Funding I
1.350%, 08/18/2017 (B)	4,250	4,254
1.150%, 11/25/2016 (B)	1,380	1,380
Realty Income
2.000%, 01/31/2018	1,000	1,004
Reliance Standard Life Global Funding II MTN
2.150%, 10/15/2018 (B)	1,000	1,003
Santander Bank
2.000%, 01/12/2018	6,718	6,701
Santander UK
1.375%, 03/13/2017	1,700	1,702
Simon Property Group
1.500%, 02/01/2018 (B)	3,765	3,768
Sumitomo Mitsui Banking MTN
1.573%, 01/18/2019 (A)	5,250	5,261
Synchrony Financial
1.875%, 08/15/2017	2,190	2,189
Toronto-Dominion Bank MTN
1.475%, 01/22/2019 (A)	4,315	4,341
Travelers MTN
5.750%, 12/15/2017	875	933
UBS MTN
1.330%, 03/26/2018 (A)	5,060	5,065
US Bancorp MTN
1.650%, 05/15/2017	1,270	1,277
Volkswagen Group of America Finance
1.600%, 11/20/2017 (B)	2,600	2,585
Volkswagen International Finance
2.375%, 03/22/2017 (B)	2,400	2,414

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Voya Financial
2.900%, 02/15/2018	$4,950	$5,017
Wells Fargo MTN
1.400%, 09/08/2017	4,400	4,408
1.268%, 04/23/2018 (A)	5,765	5,778
Wells Fargo Bank MTN
1.375%, 01/22/2018 (A)	3,550	3,567
Welltower
4.700%, 09/15/2017	1,230	1,274

		220,198

Health Care — 2.7%
AbbVie
2.300%, 05/14/2021	735	732
Actavis Funding SCS
2.350%, 03/12/2018	4,730	4,769
Anthem
2.300%, 07/15/2018	1,214	1,226
1.875%, 01/15/2018	2,570	2,579
Baxalta
2.000%, 06/22/2018 (B)	1,115	1,109
Becton Dickinson
1.800%, 12/15/2017	3,850	3,866
Biogen
6.875%, 03/01/2018	1,630	1,773
Dignity Health
2.637%, 11/01/2019	990	1,011
Express Scripts Holding
2.650%, 02/15/2017	7,244	7,316
Forest Laboratories
5.000%, 12/15/2021 (B)	500	549
McLaren Health Care
1.964%, 05/15/2018	1,270	1,274
Mylan
2.500%, 06/07/2019 (B)	1,950	1,948
1.350%, 11/29/2016	1,200	1,199
Perrigo
1.300%, 11/08/2016	1,480	1,476

		30,827

Industrials — 0.6%
America West Airlines Pass-Through Trust, Ser 1999-1
7.930%, 01/02/2019	744	799
International Lease Finance
6.750%, 09/01/2016 (B)	1,250	1,263
MUFG Americas Holdings
1.625%, 02/09/2018	2,805	2,797
Penske Truck Leasing LP
3.750%, 05/11/2017 (B)	2,090	2,132

		6,991

226	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Information Technology — 0.9%
Apple
1.474%, 02/22/2019 (A)	$4,465	$4,526
Diamond 1 Finance
3.480%, 06/01/2019 (B)	735	745
Hewlett Packard Enterprise
2.559%, 10/05/2018 (A) (B)	3,165	3,210
2.369%, 10/05/2017 (A) (B)	1,495	1,504

		9,985

Materials — 0.7%
Chevron Phillips Chemical
1.700%, 05/01/2018 (B)	4,535	4,507
Ecolab
1.450%, 12/08/2017	1,565	1,565
Rio Tinto Finance USA
1.482%, 06/17/2016 (A)	1,970	1,971

		8,043

Telecommunication Services — 0.6%
AT&T
5.500%, 02/01/2018	3,800	4,044
Verizon Communications
1.350%, 06/09/2017	1,800	1,803
1.036%, 06/09/2017 (A)	1,700	1,701

		7,548

Utilities — 1.9%
Berkshire Hathaway Energy
5.750%, 04/01/2018	6,500	7,004
Entergy Texas
7.125%, 02/01/2019	750	846
Exelon
2.450%, 04/15/2021	590	591
1.550%, 06/09/2017	3,530	3,530
Oncor Electric Delivery
5.750%, 09/30/2020	500	567
5.000%, 09/30/2017	2,660	2,783
Southern Power
1.500%, 06/01/2018	4,700	4,700
West Penn Power
5.950%, 12/15/2017 (B)	470	497
Xcel Energy
1.200%, 06/01/2017	1,145	1,144

		21,662

Total Corporate Obligations (Cost $328,893) ($ Thousands)		329,504

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS — 27.5%
U.S. Treasury Inflation-Protected Securities
0.125%, 04/15/2020	$30,913	$31,331
U.S. Treasury Notes
3.125%, 05/15/2019	15,765	16,729
2.750%, 02/15/2019	66,450	69,614
2.125%, 01/31/2021	17,500	18,112
1.375%, 06/30/2018	47,910	48,372
1.125%, 12/31/2019	49,250	49,196
1.000%, 03/15/2019	1,655	1,655
0.750%, 02/28/2018	58,550	58,443
0.625%, 11/30/2017	20,000	19,943
0.625%, 04/30/2018	5,000	4,977

Total U.S. Treasury Obligations (Cost $317,301) ($ Thousands)		318,372

ASSET-BACKED SECURITIES — 17.0%

Automotive — 8.6%
Ally Master Owner Trust, Ser 2012-5, Cl A
1.540%, 09/15/2019	3,000	3,004
Ally Master Owner Trust, Ser 2015-3, Cl A
1.630%, 05/15/2020	2,000	1,998
AmeriCredit Automobile Receivables Trust, Ser 2013-2, Cl D
2.420%, 05/08/2019	3,070	3,078
AmeriCredit Automobile Receivables Trust, Ser 2013-3, Cl D
3.000%, 07/08/2019	2,700	2,726
AmeriCredit Automobile Receivables Trust, Ser 2014-2, Cl B
1.600%, 07/08/2019	2,525	2,527
AmeriCredit Automobile Receivables Trust, Ser 2016-1, Cl A2B
1.187%, 06/10/2019 (A)	3,850	3,852
ARI Fleet Lease Trust, Ser 2013-A, Cl A3
0.920%, 07/15/2021 (B)	52	52
Capital Auto Receivables Asset Trust, Ser 2013- 3, Cl B
2.320%, 07/20/2018	6,095	6,114
CarMax Auto Owner Trust, Ser 2016-2, Cl A2B
0.905%, 06/17/2019 (A)	3,710	3,719
Chesapeake Funding, Ser 2014-1A, Cl A
0.859%, 03/07/2026 (A) (B)	1,983	1,979
Chesapeake Funding, Ser 2015-1A, Cl B
1.387%, 02/07/2027 (A) (B)	1,430	1,429
CPS Auto Receivables Trust, Ser 2013-B, Cl A
1.820%, 09/15/2020 (B)	185	183
CPS Auto Receivables Trust, Ser 2013-C, Cl A
1.640%, 04/16/2018 (B)	106	106
CPS Auto Receivables Trust, Ser 2013-D, Cl A
1.540%, 07/16/2018 (B)	198	198

SEI Institutional Investments Trust / Annual Report / May 31, 2016	227

SCHEDULE OF INVESTMENTS

Limited Duration Bond Fund (Continued)

May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

CPS Auto Receivables Trust, Ser 2014-A, Cl A
1.210%, 08/15/2018 (B)	$175	$174
CPS Auto Receivables Trust, Ser 2014-B, Cl A
1.110%, 11/15/2018 (B)	417	415
CPS Auto Receivables Trust, Ser 2014-C, Cl A
1.310%, 02/15/2019 (B)	820	819
CPS Auto Trust, Ser 2012-B, Cl A
2.520%, 09/16/2019 (B)	195	196
Credit Acceptance Auto Loan Trust, Ser 2015- 1A, Cl A
2.000%, 07/15/2022 (B)	1,395	1,394
DT Auto Owner Trust, Ser 2015-2A, Cl B
1.880%, 05/15/2019 (B)	125	124
DT Auto Owner Trust, Ser 2015-3A, Cl A
1.660%, 03/15/2019 (B)	950	950
Enterprise Fleet Financing, Ser 2014-2, Cl A2
1.050%, 03/20/2020 (B)	1,595	1,587
Ford Credit Auto Owner Trust, Ser 2014-1, Cl A
2.260%, 11/15/2025 (B)	3,350	3,396
Ford Credit Floorplan Master Owner Trust, Ser 2012-2, Cl A
1.920%, 01/15/2019	4,995	5,020
Ford Credit Floorplan Master Owner Trust, Ser 2014-4, Cl A1
1.400%, 08/15/2019	1,350	1,350
Ford Credit Floorplan Master Owner Trust, Ser 2015-4, Cl A2
1.033%, 08/15/2020 (A)	5,250	5,247
GM Financial Automobile Leasing Trust, Ser 2014-1A, Cl A4
1.300%, 05/21/2018 (B)	1,140	1,141
GM Financial Automobile Leasing Trust, Ser 2015-1, Cl B
2.140%, 06/20/2019	2,845	2,823
GMF Floorplan Owner Revolving Trust, Ser 2015-1, Cl A1
1.650%, 05/15/2020 (B)	2,405	2,405
GMF Floorplan Owner Revolving Trust, Ser 2015-1, Cl B
1.970%, 05/15/2020 (B)	1,320	1,304
Harley-Davidson Motorcycle Trust, Ser 2013-1, Cl A4
0.870%, 07/15/2019	250	250
Hertz Fleet Lease Funding, Ser 2013-3, Cl B
1.487%, 12/10/2027 (A) (B)	1,355	1,355
Honda Auto Receivables Owner Trust, Ser 2015-4, Cl A2
0.820%, 07/23/2018	745	743
Mercedes Benz Auto Lease Trust, Ser 2015-B, Cl A3
1.340%, 07/16/2018	7,045	7,049

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Mercedes-Benz Auto Receivables Trust, Ser 2013-1, Cl A4
1.130%, 11/15/2019	$325	$325
NextGear Floorplan Master Owner Trust, Ser 2014-1A, Cl A
1.920%, 10/15/2019 (B)	2,250	2,236
Nissan Auto Lease Trust, Ser 2016-A, Cl A3
1.490%, 03/15/2019	3,795	3,795
Nissan Auto Receivables Owner Trust, Ser 2015-A, Cl A3
1.050%, 10/15/2019	710	709
Nissan Auto Receivables Owner Trust, Ser 2015-B, Cl A2B
0.715%, 07/16/2018 (A)	812	813
Nissan Auto Receivables Owner Trust, Ser 2016-B, Cl A2A
1.050%, 04/15/2019	705	704
Porsche Innovative Lease Owner Trust, Ser 2014-1, Cl A4
1.260%, 09/21/2020 (B)	375	375
Prestige Auto Receivables Trust, Ser 2013-1A, Cl A3
1.330%, 05/15/2019 (B)	397	397
Prestige Auto Receivables Trust, Ser 2013-1A, Cl B
1.740%, 05/15/2019 (B)	900	897
Prestige Auto Receivables Trust, Ser 2014-1A, Cl A3
1.520%, 04/15/2020 (B)	250	250
Prestige Auto Receivables Trust, Ser 2014-1A, Cl A2
0.970%, 03/15/2018 (B)	41	41
Prestige Auto Receivables Trust, Ser 2014-1A, Cl B
1.910%, 04/15/2020 (B)	2,370	2,349
Prestige Auto Receivables Trust, Ser 2015-1, Cl A3
1.530%, 02/15/2021 (B)	1,360	1,355
Santander Drive Auto Receivables Trust, Ser 2012-2, Cl D
3.870%, 02/15/2018	2,705	2,718
Santander Drive Auto Receivables Trust, Ser 2012-3, Cl C
3.010%, 04/16/2018	76	76
Santander Drive Auto Receivables Trust, Ser 2012-4, Cl C
2.940%, 12/15/2017	322	322
Santander Drive Auto Receivables Trust, Ser 2012-5, Cl C
2.700%, 08/15/2018	1,969	1,972
Santander Drive Auto Receivables Trust, Ser 2012-6, Cl C
1.940%, 06/15/2016	494	495

228	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Santander Drive Auto Receivables Trust, Ser 2012-AA, Cl C
1.780%, 11/15/2018 (B)	$266	$267
Santander Drive Auto Receivables Trust, Ser 2013-1, Cl C
1.760%, 01/15/2019	1,753	1,756
Santander Drive Auto Receivables Trust, Ser 2013-2, Cl D
2.570%, 03/15/2019	2,985	2,997
SMART Trust, Ser 2012-4US, Cl A4A
1.250%, 08/14/2018	215	214
Susquehanna Auto Receivables Trust, Ser 2014-1A, Cl A3
1.000%, 02/15/2018 (B)	269	268
Toyota Auto Receivables Owner Trust, Ser 2015-A, Cl A3
1.120%, 02/15/2019	740	740
Toyota Auto Receivables Owner Trust, Ser 2016-B, Cl A2A
1.020%, 10/15/2018	720	719
Volkswagen Auto Lease Trust, Ser 2014-A, Cl A4
0.990%, 07/20/2018	740	740
Westlake Automobile Receivables Trust, Ser 2014-2A, Cl C
2.240%, 04/15/2020 (B)	575	573
Westlake Automobile Receivables Trust, Ser 2014-2A, Cl A2
0.970%, 10/16/2017 (B)	272	272
Westlake Automobile Receivables Trust, Ser 2014-2A, Cl B
1.580%, 04/15/2020 (B)	500	500
Westlake Automobile Receivables Trust, Ser 2015-1A, Cl B
1.680%, 11/16/2020 (B)	1,845	1,836

		99,418

Credit Cards — 3.6%
Barclays Dryrock Issuance Trust, Ser 2014-1, Cl A
0.793%, 12/16/2019 (A)	8,000	8,003
Capital One Multi-Asset Execution Trust, Ser 2014-A1, Cl A1
0.828%, 11/15/2019 (A)	3,850	3,848
Chase Issuance Trust, Ser 2007-A12, Cl A12
0.485%, 08/15/2019 (A)	900	898
Chase Issuance Trust, Ser 2013-A1, Cl A1
1.300%, 02/18/2020	550	551
Chase Issuance Trust, Ser 2014, Cl A1
1.150%, 01/15/2019	6,260	6,268
Chase Issuance Trust, Ser 2014-A8, Cl A8
0.685%, 11/15/2018 (A)	1,780	1,781

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Citibank Credit Card Issuance Trust, Ser 2008-A2, Cl A2
1.593%, 01/23/2020 (A)	$1,970	$2,001
Citibank Credit Card Issuance Trust, Ser 2014-A2, Cl A2
1.020%, 02/22/2019	7,011	7,015
Discover Card Execution Note Trust, Ser 2014-A3, Cl A3
1.220%, 10/15/2019	4,195	4,199
Discover Card Execution Note Trust, Ser 2014-A5, Cl A
1.390%, 04/15/2020	2,650	2,656
GE Capital Credit Card Master Note Trust, Ser 2012-7, Cl A
1.760%, 09/15/2022	2,000	1,998
Golden Credit Card Trust, Ser 2012-2A, Cl A1
1.770%, 01/15/2019 (B)	1,000	1,003
Synchrony Credit Card Master Note Trust, Ser 2012-6, Cl A
1.360%, 08/17/2020	1,656	1,656

		41,877

Mortgage Related Securities — 0.8%
Accredited Mortgage Loan Trust, Ser 2005-3, Cl M1
0.890%, 09/25/2035 (A)	1,400	1,379
Aegis Asset Backed Securities Trust Mortgage Pass-Through Certificates, Ser 2004-2, Cl A1
1.039%, 06/25/2034 (A)	177	176
Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates, Ser 2004-4, Cl A1
1.166%, 10/25/2034 (A)	1,032	1,019
Asset Backed Securities Home Equity Loan Trust, Ser 2004-HE6, Cl A2
1.166%, 09/25/2034 (A)	1,062	1,051
Bear Stearns Asset-Backed Securities Trust, Ser 2004-2, Cl A1
1.439%, 08/25/2034 (A)	176	176
First NLC Trust, Ser 2005-2, Cl M1
0.926%, 09/25/2035 (A)	1,232	1,206
Merrill Lynch Mortgage Investors Trust, Ser 2006-FF1, Cl M1
0.659%, 08/25/2036 (A)	3,400	3,342
Option One Mortgage Loan Trust, Ser 2005-3, Cl M1
0.916%, 08/25/2035 (A)	1,299	1,289

		9,638

Other Asset-Backed Securities — 4.0%
Bear Stearns Asset-Backed Securities Trust, Ser 2004-SD3, Cl A3
1.009%, 09/25/2034 (A)	204	201

SEI Institutional Investments Trust / Annual Report / May 31, 2016	229

SCHEDULE OF INVESTMENTS

Limited Duration Bond Fund (Continued)

May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

CenterPoint Energy Restoration Bond, Ser 2009-1, Cl A2
3.460%, 08/15/2019	$998	$1,020
CIT Equipment Collateral, Ser 2014-VTI, Cl A3
1.690%, 10/21/2019 (B)	870	866
CNH Equipment Trust, Ser 2014-C, Cl A3
1.050%, 11/15/2019	3,530	3,527
Credit-Based Asset Servicing and Securitization, Ser 2005-CB3, Cl M2
1.369%, 05/25/2035 (A)	3,810	3,766
Encore Credit Receivables Trust, Ser 2005-3, Cl M2
1.181%, 10/25/2035 (A)	1,422	1,396
FBR Securitization Trust, Ser 2005-2, Cl M1
1.159%, 09/25/2035 (A)	686	680
GE Equipment Small Ticket, Ser 2014-1A, Cl A4
1.440%, 10/25/2021 (B)	1,665	1,662
John Deere Owner Trust, Ser 2014-B, Cl A3
1.070%, 11/15/2018	1,205	1,203
John Deere Owner Trust, Ser 2015-A, Cl A3
1.320%, 06/17/2019	2,755	2,759
Kubota Credit Owner Trust, Ser 2014-1A, Cl A3
1.160%, 05/15/2018 (B)	1,690	1,690
MMAF Equipment Finance, Ser 2016-AA, Cl A2
1.390%, 12/17/2018 (B)	3,500	3,499
Navient Student Loan Trust, Ser 2014-1, Cl A1
0.689%, 03/25/2021 (A)	600	599
Navient Student Loan Trust, Ser 2016-2, Cl A1
1.189%, 06/25/2065 (A) (B)	650	650
Nelnet Student Loan Trust, Ser 2012-5A, Cl A
1.046%, 10/27/2036 (A) (B)	743	718
Nelnet Student Loan Trust, Ser 2014-2A, Cl A1
0.719%, 06/25/2021 (A) (B)	1,311	1,306
Park Place Securities Asset-Backed Pass-
Through Certificates, Ser 2004-WHQ2, Cl M2
1.391%, 02/25/2035 (A)	1,442	1,437
RAMP Trust, Ser 2004-RS12, Cl MII3
1.950%, 12/25/2034 (A)	1,477	1,466
RAMP Trust, Ser 2006-RZ1, Cl M1
0.846%, 03/25/2036 (A)	1,500	1,449
Saxon Asset Securities Trust, Ser 2006-1, Cl A2C
0.766%, 03/25/2036 (A)	4,532	4,445
Securitized Asset Backed Receivables Trust, Ser 2006-OP1, Cl M1
0.816%, 10/25/2035 (A)	1,048	1,017
SLC Student Loan Trust, Ser 2006-1, Cl A5
0.744%, 03/15/2027 (A)	740	710
SLM Student Loan Trust, Ser 2004-10, Cl A6B
1.188%, 04/27/2026 (A) (B)	1,500	1,482
SLM Student Loan Trust, Ser 2013-4, Cl A
0.996%, 06/25/2027 (A)	666	638

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

SLM Student Loan Trust, Ser 2013-5, Cl A2
0.839%, 10/26/2020 (A)	$281	$280
SLM Student Loan Trust, Ser 2013-6, Cl A2
0.946%, 02/25/2021 (A)	397	396
SLM Student Loan Trust, Ser 2014-1, Cl A2
0.826%, 07/26/2021 (A)	697	694
Structured Asset Investment Loan Trust, Ser 2004-10, Cl A7
1.506%, 11/25/2034 (A)	1,465	1,454
Structured Asset Investment Loan Trust, Ser 2004-11, Cl A4
1.346%, 01/25/2035 (A)	1,448	1,429
Structured Asset Investment Loan Trust, Ser 2005-3, Cl M2
1.106%, 04/25/2035 (A)	1,500	1,474
Structured Asset Securities, Ser 2005-WF1, Cl A3
1.106%, 02/25/2035 (A)	2,015	1,960

		45,873

Total Asset-Backed Securities (Cost $197,024) ($ Thousands)		196,806

MORTGAGE-BACKED SECURITIES — 14.3%

Agency Mortgage-Backed Obligations — 6.1%
FFCB
0.482%, 04/09/2018 (A)	6,200	6,194
FHLB
1.450%, 12/22/2017	4,100	4,095
FHLMC
5.000%, 06/01/2019	79	82
4.000%, 06/01/2025	752	794
FHLMC ARM
2.259%, 03/01/2037 (A)	249	262
FHLMC CMO, Ser 2004-2761, Cl FT
0.785%, 12/15/2033 (A)	1,562	1,568
FHLMC CMO, Ser 2005-3066, Cl PF
0.735%, 04/15/2035 (A)	3,567	3,562
FHLMC CMO, Ser 2008-3419, Cl FA
1.005%, 08/15/2037 (A)	2,845	2,855
FHLMC CMO, Ser 2010-3747, Cl PA
4.000%, 04/15/2038	413	431
FHLMC CMO, Ser 2011-3960, Cl JF
0.885%, 04/15/2041 (A)	1,767	1,769
FHLMC CMO, Ser 2990, Cl LK
0.805%, 10/15/2034 (A)	2,983	2,983
FHLMC CMO, Ser 3102, Cl FB
0.735%, 01/15/2036 (A)	2,491	2,490
FHLMC Multifamily Structured Pass-Through Certificates, Ser 2010-K008, Cl A1
2.746%, 12/25/2019	271	275

230	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

FHLMC Multifamily Structured Pass-Through Certificates, Ser K501, Cl A2
1.655%, 11/25/2016	$552	$552
FHLMC Multifamily Structured Pass-Through Certificates, Ser K502, Cl A2
1.426%, 08/25/2017	796	797
FHLMC Multifamily Structured Pass-Through Certificates, Ser KGRP, Cl A
0.817%, 04/25/2020 (A)	723	723
FHLMC Multifamily Structured Pass-Through Certificates, Ser KIR1
2.446%, 03/25/2026	2,085	2,123
FNMA
4.506%, 06/01/2019	4,550	4,710
4.383%, 04/01/2021	975	1,073
4.330%, 04/01/2021	768	844
3.800%, 04/01/2018	2,026	2,097
3.427%, 01/01/2018	1,440	1,485
3.270%, 10/01/2020	1,044	1,110
1.220%, 08/01/2017	657	658
FNMA CMO, Ser 2004-94, Cl HF
0.746%, 10/25/2034 (A)	1,411	1,415
FNMA CMO, Ser 2005-45, Cl PF
0.696%, 10/25/2034 (A)	2,915	2,905
FNMA CMO, Ser 2005-83, Cl FP
0.776%, 10/25/2035 (A)	2,347	2,336
FNMA CMO, Ser 2007-98, Cl FD
0.896%, 06/25/2037 (A)	1,039	1,036
FNMA CMO, Ser 2008-18, Cl HD
4.000%, 12/25/2018	115	118
FNMA CMO, Ser 2011-23, Cl AB
2.750%, 06/25/2020	128	129
FNMA CMO, Ser 2012-29, Cl NA
3.500%, 03/25/2042	593	611
FNMA CMO, Ser 2013-55, Cl MA
3.000%, 12/25/2032	—	—
FNMA, Ser M14, Cl FA
0.796%, 08/25/2018 (A)	2,102	2,103
FNMA, Ser M2, Cl ASV2
2.777%, 06/25/2021 (A)	2,000	2,091
FNMA, Ser M6, Cl FA
0.722%, 12/25/2017 (A)	1,496	1,497
FNMA, Ser M7, Cl A2
3.655%, 11/25/2020	1,075	1,145
GNMA ARM
2.000%, 02/20/2041 to 10/20/2042 (A)	1,443	1,487
1.875%, 08/20/2041 (A)	913	936
1.750%, 04/20/2042 (A)	249	257
GNMA CMO, Ser 2004-17, Cl MA
5.000%, 02/16/2032	26	26
GNMA CMO, Ser 2010-162, Cl PQ
4.500%, 06/16/2039	157	163

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

GNMA CMO, Ser 2011-106, Cl ME
3.000%, 06/20/2038	$62	$62
GNMA CMO, Ser 2012-31, Cl QJ
3.000%, 12/20/2039	410	417
GNMA CMO, Ser 2012-77, Cl FM
1.105%, 11/16/2039 (A)	2,593	2,615
GNMA, Ser 119, Cl A
2.160%, 07/16/2033	652	652
GNMA, Ser 142, Cl A
2.337%, 10/16/2040	2,337	2,353
GNMA, Ser 2012-109, Cl AB
1.388%, 09/16/2044	927	909
GNMA, Ser 2013-12, Cl AB
1.826%, 11/16/2052	1,444	1,415
GNMA, Ser 22, Cl AB
1.661%, 03/16/2033	360	360

		70,570

Non-Agency Mortgage-Backed Obligations — 8.2%
Agate Bay Mortgage Trust, Ser 2015-2, Cl A7
3.500%, 03/25/2045 (A) (B)	2,598	2,665
Agate Bay Mortgage Trust, Ser 2015-5, Cl A5
3.500%, 07/25/2045 (A) (B)	3,449	3,522
BAMLL Commercial Mortgage Securities Trust, Ser 2013-DSNY, Cl A
1.483%, 09/15/2026 (A) (B)	1,790	1,789
BAMLL Commercial Mortgage Securities Trust, Ser 2014-ICTS, Cl A
1.233%, 06/15/2028 (A) (B)	600	591
BAMLL-DB Trust, Ser OSI, Cl B
4.830%, 04/13/2029 (B)	1,500	1,530
Banc of America Commercial Mortgage Trust, Ser 2006-5, Cl A4
5.414%, 09/10/2047	1,189	1,194
Banc of America Commercial Mortgage Trust, Ser 2006-6, Cl A4
5.356%, 10/10/2045	605	608
Banc of America Commercial Mortgage Trust, Ser 2007-2, Cl A4
5.625%, 04/10/2049 (A)	1,659	1,672
BLCP Hotel Trust, Ser 2014-CLRN, Cl A
1.384%, 08/15/2029 (A) (B)	1,056	1,043
Citigroup Commercial Mortgage Trust, Ser 2012-GC8, Cl A2
1.813%, 09/10/2045	635	636
Citigroup Commercial Mortgage Trust, Ser 2013-GC11, Cl A2
1.987%, 04/10/2046	985	989
Citigroup Commercial Mortgage Trust, Ser 2013-SMP, Cl A
2.110%, 01/12/2030 (B)	4,347	4,361

SEI Institutional Investments Trust / Annual Report / May 31, 2016	231

SCHEDULE OF INVESTMENTS

Limited Duration Bond Fund (Continued)

May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Citigroup Commercial Mortgage Trust, Ser 2014-388G, Cl A
1.185%, 06/15/2033 (A) (B)	$5,363	$5,363
Citigroup Commercial Mortgage Trust, Ser 2016-C1, Cl A1
1.506%, 05/10/2049	3,650	3,642
COMM Mortgage Trust, Ser 2012-9W57, Cl A
2.365%, 02/10/2029 (B)	2,810	2,823
COMM Mortgage Trust, Ser 2013-CR9, Cl A1
1.344%, 07/10/2045	55	55
COMM Mortgage Trust, Ser 2014-BBG, Cl A
1.235%, 03/15/2029 (A) (B)	4,223	4,144
COMM Mortgage Trust, Ser 2014-PAT, Cl A
1.236%, 08/13/2027 (A) (B)	320	316
COMM Mortgage Trust, Ser 2014-UBS4, Cl A2
2.963%, 08/10/2019	1,575	1,624
COMM Mortgage Trust, Ser 2015-LC23, Cl A1
1.811%, 10/10/2053	276	277
Credit Suisse Commercial Mortgage Trust Series, Ser 2007-C1, Cl A1A
5.361%, 02/15/2040	1,337	1,356
CSMC Trust, Ser 2014-WIN1, Cl 2A5
3.000%, 09/25/2044 (A) (B)	1,816	1,843
CSMC Trust, Ser 2014-WIN1, Cl 1A1
3.000%, 08/25/2029 (A) (B)	3,687	3,770
CSMLT Trust, Ser 2015-1, Cl A3
3.500%, 05/25/2045 (B)	2,766	2,797
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-DNA1, Cl M1
1.339%, 10/25/2027 (A)	2,252	2,250
GS Mortgage Securities Trust, Ser 2010-C1, Cl A1
3.679%, 08/10/2043 (B)	234	243
GS Mortgage Securities Trust, Ser 2010-C2, Cl A1
3.849%, 12/10/2043 (B)	32	34
Homestar Mortgage Acceptance, Ser 2004-3, Cl AV1
0.896%, 07/25/2034 (A)	821	807
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C12, Cl A1
1.085%, 07/15/2045	598	596
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C15, Cl A2
2.977%, 11/15/2045	1,600	1,643
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C19, Cl A1
1.266%, 04/15/2047	304	303
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C22, Cl A1
1.451%, 06/15/2019	925	923

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

JPMBB Commercial Mortgage Securities Trust, Ser 2015-C29, Cl A1
1.626%, 05/15/2048	$1,146	$1,144
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2007-CIBC19, Cl ASB
5.682%, 02/12/2049 (A)	756	763
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2010-C2, Cl A3
4.070%, 11/15/2043 (B)	1,333	1,419
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2011-C3, Cl A3
4.388%, 02/15/2046 (B)	675	701
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2013-C13, Cl A2
2.665%, 01/15/2046	750	766
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2014-CBM, Cl A
1.334%, 10/15/2029 (A) (B)	1,785	1,748
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2014-FL5, Cl A
1.413%, 07/15/2031 (A) (B)	373	371
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2014-PHH, Cl A
1.633%, 08/15/2027 (A) (B)	4,110	4,103
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2015-CSMO, Cl A
1.685%, 01/15/2032 (A) (B)	3,486	3,477
JPMorgan Mortgage Trust, Ser 2014-5, Cl A1
3.000%, 10/25/2029 (A) (B)	2,703	2,772
JPMorgan Mortgage Trust, Ser 2015-3, Cl A5
3.500%, 05/25/2045 (A) (B)	4,282	4,376
JPMorgan Resecuritization Trust Series, Ser 2009-7, Cl 18A1
2.713%, 11/27/2036 (A) (B)	1,071	1,070
LB-UBS Commercial Mortgage Trust, Ser 2007- C2, Cl A3
5.430%, 02/15/2040	1,646	1,672
Merrill Lynch Mortgage Investors Trust, Ser 2004-A, Cl A1
0.906%, 04/25/2029 (A)	1,302	1,216
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2012-C5, Cl A2
1.972%, 08/15/2045	2,295	2,306
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C7, Cl A2
1.863%, 02/15/2046	1,500	1,505
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2015-C21, Cl A2
2.933%, 03/15/2048	300	309
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2015-C27, Cl A1
1.980%, 12/15/2047	334	335

232	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Structured Agency Credit Risk Debt Notes, Ser 2014-DN1, Cl M2
2.639%, 02/25/2024 (A)	$4,703	$4,753
WFRBS Commercial Mortgage Trust, Ser 2013-C12, Cl A2
2.072%, 03/15/2048	1,125	1,131
WFRBS Commercial Mortgage Trust, Ser 2014-C25, Cl A1
1.518%, 11/15/2047	1,222	1,221
WinWater Mortgage Loan Trust, Ser 2015-A, Cl A5
3.500%, 06/20/2045 (A) (B)	2,446	2,487

		95,054

Total Mortgage-Backed Securities (Cost $165,852) ($ Thousands)		165,624

MUNICIPAL BONDS — 4.9%

California — 1.2%
Municipal Improvement Corp of Los Angeles, Ser A, RB
2.344%, 11/01/2018	995	1,022
San Francisco City & County Airport Comm-San Francisco International Airport, RB
3.396%, 05/01/2019	3,805	4,010
Southern California Public Power Authority, Sub-Ser, RB
0.645%, 07/01/2016	4,195	4,195
State of California, GO
6.200%, 03/01/2019	4,475	5,051

		14,278

Colorado — 0.2%
City & County of Denver Colorado, Ser B, RB
1.825%, 08/01/2019	2,000	2,018

Florida — 0.2%
Greater Orlando Aviation Authority, Ser D, RB
3.733%, 10/01/2020	1,545	1,673
Miami Beach Redevelopment Agency, TA
2.407%, 02/01/2018	1,000	1,006

		2,679

Georgia — 0.1%
Georgia State, Electric Authority, Ser D, RB
3.552%, 01/01/2017	810	823

Illinois — 0.1%
City of Waukegan Illinois, Ser B, GO
2.566%, 12/30/2019	1,045	1,060

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Kentucky — 0.2%
Louisville Regional Airport Authority, Ser C, RB
1.313%, 07/01/2017	$1,640	$1,646
Louisville, Regional Airport Authority, Ser C, RB
0.769%, 07/01/2016	1,000	1,000

		2,646

Louisiana — 0.4%
State of Louisiana, Ser C, GO
1.087%, 08/01/2017	4,455	4,455

Michigan — 0.4%
Hartland Consolidated Schools, Ser B, GO, Q-SBLF
1.830%, 05/01/2019	2,050	2,087
Haslett Public Schools, Ser B, GO, Q-SBLF
1.384%, 05/01/2018	2,050	2,052
Michigan State, Ser A, GO
1.625%, 05/15/2017	1,000	1,008

		5,147

Minnesota — 0.4%
Saint Paul, Housing & Redevelopment Authority, RB
1.838%, 07/01/2018	4,235	4,259

New Jersey — 0.5%
New Jersey State, Economic Development Authority, Ser Q, RB
1.802%, 06/15/2017	4,915	4,921
New Jersey State, Transportation Trust Fund Authority, Ser B, RB
1.758%, 12/15/2018	1,000	983

		5,904

New York — 0.1%
New York City, Sub-Ser G, GO
1.700%, 04/01/2017	1,610	1,625

North Carolina — 0.4%
North Carolina State, Eastern Municipal Power Agency, RB
2.003%, 07/01/2018	4,075	4,104

Ohio — 0.3%
JobsOhio Beverage System, Ser B, RB
1.820%, 01/01/2018	2,195	2,220
State of Ohio, RB
4.168%, 06/15/2018	1,275	1,350

		3,570

SEI Institutional Investments Trust / Annual Report / May 31, 2016	233

SCHEDULE OF INVESTMENTS

Limited Duration Bond Fund (Concluded)

May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Oklahoma — 0.2%
University of Oklahoma, Ser D, RB
2.349%, 07/01/2020	$1,815	$1,840

Washington — 0.2%
WBRP 3.2, Ser B, RB
1.485%, 03/01/2018	2,405	2,410

Total Municipal Bonds (Cost $56,596) ($ Thousands)		56,818

SOVEREIGN DEBT — 3.2%
European Investment Bank
0.875%, 04/18/2017	6,600	6,599
Export-Import Bank of Korea
1.380%, 01/14/2017 (A)	3,915	3,921
Hydro-Quebec
1.375%, 06/19/2017	1,290	1,294
Inter-American Development Bank MTN
0.625%, 09/12/2016	2,000	2,000
0.622%, 12/12/2016 (A)	6,000	5,997
International Bank for Reconstruction & Development MTN
0.444%, 07/26/2016 (A)	3,350	3,350
International Finance MTN
0.477%, 08/01/2016 (A)	2,270	2,270
Korea Development Bank
1.260%, 01/22/2017 (A)	7,056	7,056
Province of Ontario
1.600%, 09/21/2016	1,000	1,002
Province of Quebec Canada MTN
0.865%, 09/04/2018 (A)	3,585	3,576

Total Sovereign Debt (Cost $37,078) ($ Thousands)		37,065

COMMERCIAL PAPER(B)(C)(D) — 0.8%
Chevron Phillips Chemical
0.600%, 06/07/2016	5,500	5,499
Shiseido Americas
0.750%, 06/01/2016	3,000	3,000

Total Commercial Paper (Cost $8,499) ($ Thousands)		8,499

Description	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 0.6%
SEI Daily Income Trust, Prime Obligation Fund, Cl A
0.270% **†	6,510,674	$6,511

Total Cash Equivalent (Cost $6,511) ($ Thousands)		6,511

Total Investments — 96.8% (Cost $1,117,754) ($ Thousands)		$1,119,199

Percentages are based on a Net Assets of $1,156,258 ($ Thousands).

**	Rate shown is the 7-day effective yield as of May 31, 2016.
†	Investment in Affiliated Security (see Note 6).
(A)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of May 31, 2016.
(B)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2016, the value of these securities amounted to $181,739 ($ Thousands), 15.7% representing of the net assets of the Fund.
(C)	The rate reported is the effective yield at time of purchase.
(D)	Securities are held in connection with a letter of credit issued by a major bank.

ARM — Adjustable Rate Mortgage

Cl — Class

CMO — Collateralized Mortgage Obligation

FFCB — Federal Farm Credit Bank

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

GO — General Obligation

LP — Limited Partnership

MTN — Medium Term Note

RB — Revenue Bond

Ser — Series

TA — Tax Allocation

The following is a list of the level of inputs used as of May 31, 2016, in valuing the Fund’s i’nvestments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$329,504	$—	$329,504
U.S. Treasury Obligations	—	318,372	—	318,372
Asset-Backed Securities	—	196,806	—	196,806
Mortgage-Backed Securities	—	165,624	—	165,624
Municipal Bonds	—	56,818	—	56,818
Sovereign Debt	—	37,065	—	37,065
Commercial Paper	—	8,499	—	8,499
Cash Equivalent	6,511	–	—	6,511

Total Investments in Securities	$6,511	$1,112,688	$—	$1,119,199

234	SEI Institutional Investments Trust / Annual Report / May 31, 2016

For the year ended May 31, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2016, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2016	235

SCHEDULE OF INVESTMENTS

Intermediate Duration Credit Fund

May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS — 87.4%‡‡

Consumer Discretionary — 6.4%
21st Century Fox America
8.150%, 10/17/2036	$40	$54
6.900%, 08/15/2039	2,170	2,833
Air Canada, Pass-Through Trust, Ser 2015-1, Cl A
3.600%, 03/15/2027 (A)	4,184	4,236
Amazon.com
4.950%, 12/05/2044	2,550	2,980
American Honda Finance
2.125%, 10/10/2018	2,690	2,737
BMW US Capital
2.800%, 04/11/2026 (A)	2,715	2,709
1.500%, 04/11/2019 (A)	1,875	1,872
Charter Communications Operating
4.464%, 07/23/2022 (A)	1,185	1,249
Comcast
6.950%, 08/15/2037	4,290	6,021
5.650%, 06/15/2035	190	239
4.200%, 08/15/2034	3,700	3,932
3.375%, 02/15/2025	6,425	6,747
3.150%, 03/01/2026	2,435	2,522
Comcast Cable Communications Holdings
9.455%, 11/15/2022	1,750	2,447
Daimler Finance North America
2.875%, 03/10/2021 (A)	835	857
Daimler Finance North America LLC
1.375%, 08/01/2017 (A)	3,000	2,998
Ford Holdings
9.300%, 03/01/2030	287	397
Ford Motor
7.400%, 11/01/2046	290	390
Ford Motor Credit LLC
2.551%, 10/05/2018	1,395	1,414
General Motors
4.875%, 10/02/2023	1,150	1,222
General Motors Financial
5.250%, 03/01/2026	2,180	2,341

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Home Depot
4.400%, 04/01/2021	$1,050	$1,167
4.400%, 03/15/2045	840	927
3.350%, 09/15/2025	785	838
2.250%, 09/10/2018	2,000	2,046
2.000%, 04/01/2021	1,280	1,292
Lowe’s
4.375%, 09/15/2045	520	562
3.375%, 09/15/2025	1,590	1,688
Nissan Motor Acceptance MTN
1.500%, 03/02/2018 (A)	3,000	2,995
NVR
3.950%, 09/15/2022	665	685
QVC
5.450%, 08/15/2034	1,990	1,775
4.375%, 03/15/2023	1,395	1,374
Starbucks
2.100%, 02/04/2021	900	913
Target
6.500%, 10/15/2037	1,750	2,407
3.625%, 04/15/2046	1,575	1,542
2.900%, 01/15/2022	5,420	5,696
2.500%, 04/15/2026	1,350	1,340
Time Warner Entertainment
8.375%, 07/15/2033	797	1,038
Toyota Motor Credit MTN
2.800%, 07/13/2022	2,450	2,543
1.550%, 07/13/2018	2,980	3,000
1.450%, 01/12/2018	4,135	4,150
Viacom
5.625%, 09/15/2019	2,200	2,410
Volkswagen Group of America Finance LLC
1.250%, 05/23/2017 (A)	2,175	2,167

		92,752

Consumer Staples — 7.9%
Altria Group
9.950%, 11/10/2038	1,663	2,951
4.750%, 05/05/2021	1,000	1,124
Anheuser-Busch
5.000%, 03/01/2019	1,000	1,086
Anheuser-Busch InBev Finance
4.900%, 02/01/2046	7,919	8,840
4.700%, 02/01/2036	8,741	9,463
3.650%, 02/01/2026	2,475	2,574
3.300%, 02/01/2023	2,730	2,807
2.650%, 02/01/2021	2,720	2,768
Anheuser-Busch InBev Worldwide
2.500%, 07/15/2022	2,900	2,887
1.375%, 07/15/2017	2,765	2,772
BAT International Finance
2.750%, 06/15/2020 (A)	4,240	4,363

236	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

1.850%, 06/15/2018 (A)	$2,740	$2,759
Bayer US Finance
1.500%, 10/06/2017 (A)	2,955	2,950
Blue Cross & Blue Shield of Minnesota
3.790%, 05/01/2025 (A)	2,086	2,061
Bowdoin College
4.693%, 07/01/2112	2,056	2,116
CVS Health
5.125%, 07/20/2045	870	1,012
3.875%, 07/20/2025	350	376
2.875%, 06/01/2026	2,830	2,816
CVS Pass-Through Trust
8.353%, 07/10/2031 (A)	2,420	3,095
7.507%, 01/10/2032 (A)	1,707	2,074
Japan Tobacco
2.100%, 07/23/2018 (A)	1,628	1,644
Kraft Heinz Foods
4.875%, 02/15/2025 (A)	724	791
Massachusetts Institute of Technology
5.600%, 07/01/2111	3,080	4,065
Novartis Capital
3.000%, 11/20/2025	3,085	3,190
PepsiCo
3.125%, 11/01/2020	3,915	4,145
1.500%, 02/22/2019	1,175	1,178
1.250%, 04/30/2018	2,700	2,712
Philip Morris International
4.500%, 03/20/2042	1,375	1,484
3.875%, 08/21/2042	335	330
Reynolds American
5.850%, 08/15/2045	905	1,107
Roche Holdings
2.875%, 09/29/2021 (A)	3,950	4,116
S&P Global
3.300%, 08/14/2020	2,543	2,639
SABMiller Holdings
3.750%, 01/15/2022 (A)	1,620	1,713
Sanofi
1.250%, 04/10/2018	3,410	3,418
Toledo Hospital
4.982%, 11/15/2045	2,180	2,635
University of Southern California
5.250%, 10/01/2111	3,250	3,977
Walgreens Boots Alliance
3.450%, 06/01/2026	2,800	2,799
1.750%, 05/30/2018	3,160	3,164
Wal-Mart Stores
4.300%, 04/22/2044	80	88
2.550%, 04/11/2023	5,680	5,814
Wesleyan University
4.781%, 07/01/2116	2,040	2,057

		113,960

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Energy — 8.2%
Anadarko Petroleum
6.450%, 09/15/2036	$3,315	$3,559
4.428%, 10/10/2036 (B)	12,000	4,485
BP Capital Markets
1.846%, 05/05/2017	2,779	2,792
1.375%, 11/06/2017	2,512	2,510
British Transco Finance
6.625%, 06/01/2018	1,765	1,938
Chevron
2.954%, 05/16/2026	3,015	3,029
2.100%, 05/16/2021	2,325	2,325
1.365%, 03/02/2018	3,500	3,505
1.344%, 11/09/2017	2,800	2,808
CNOOC Finance 2013
1.750%, 05/09/2018	190	188
Columbia Pipeline Group
4.500%, 06/01/2025	1,510	1,562
2.450%, 06/01/2018	2,925	2,920
Conoco Funding
6.950%, 04/15/2029	1,067	1,282
ConocoPhillips
6.500%, 02/01/2039	1,715	2,118
4.200%, 03/15/2021	3,220	3,413
2.400%, 12/15/2022	3,000	2,888
1.526%, 05/15/2022 (C)	3,955	3,703
Devon Energy
5.850%, 12/15/2025	1,485	1,548
Devon Financing
7.875%, 09/30/2031	1,761	1,885
Energy Transfer Partners
4.650%, 06/01/2021	2,982	2,958
4.050%, 03/15/2025	1,635	1,506
Enterprise Products Operating
3.900%, 02/15/2024	4,250	4,395
Exxon Mobil
4.114%, 03/01/2046	1,505	1,597
3.043%, 03/01/2026	1,985	2,046
1.305%, 03/06/2018	4,700	4,715
Halliburton
3.800%, 11/15/2025	2,325	2,353
Kinder Morgan
5.550%, 06/01/2045	1,330	1,225
Kinder Morgan Energy Partners
6.375%, 03/01/2041	3,448	3,371
Nexen
7.400%, 05/01/2028	1,012	1,304
Noble Energy
5.250%, 11/15/2043	20	19
Occidental Petroleum
4.400%, 04/15/2046	1,910	1,994

SEI Institutional Investments Trust / Annual Report / May 31, 2016	237

SCHEDULE OF INVESTMENTS

Intermediate Duration Credit Fund (Continued)

May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Phillips 66
5.875%, 05/01/2042	$1,300	$1,461
Schlumberger Holdings
4.000%, 12/21/2025 (A)	1,500	1,564
3.000%, 12/21/2020 (A)	2,562	2,628
Shell International Finance
6.375%, 12/15/2038	1,170	1,497
4.125%, 05/11/2035	2,040	2,083
4.000%, 05/10/2046	3,115	3,032
3.625%, 08/21/2042	641	592
3.400%, 08/12/2023	5,525	5,754
2.875%, 05/10/2026	5,690	5,627
1.875%, 05/10/2021	1,200	1,184
1.375%, 05/10/2019	4,170	4,144
Statoil
1.200%, 01/17/2018	3,750	3,729
Suncor Energy
5.950%, 12/01/2034	1,375	1,525
Sunoco Logistics Partners Operations
4.950%, 01/15/2043	2,124	1,825
TransCanada PipeLines
6.100%, 06/01/2040	1,435	1,682
4.625%, 03/01/2034	935	961
Valero Energy
10.500%, 03/15/2039	1,668	2,348

		117,577

Financials — 33.1%
ABN AMRO Bank
1.434%, 10/28/2016 (A) (C)	1,930	1,934
AgriBank FCB
9.125%, 07/15/2019 (A)	3,907	3,936
AIA Group MTN
3.200%, 03/11/2025 (A)	3,600	3,621
American Express Credit MTN
2.375%, 03/24/2017	2,370	2,396
1.125%, 06/05/2017	3,773	3,769
American International Group
4.875%, 06/01/2022	1,300	1,421
American Tower Trust I
3.070%, 03/15/2023 (A)	3,850	3,848
Ameriprise Financial
4.000%, 10/15/2023	2,450	2,622
ANZ New Zealand International
1.750%, 03/29/2018 (A)	4,000	4,003
Apollo Management Holdings
4.400%, 05/27/2026 (A)	1,210	1,223
4.000%, 05/30/2024 (A)	3,835	3,867
Bank of America MTN
6.400%, 08/28/2017	2,120	2,244
6.000%, 10/15/2036	345	429
5.000%, 01/21/2044	550	614

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

4.875%, 04/01/2044	$335	$371
4.450%, 03/03/2026	4,915	5,069
3.500%, 04/19/2026	3,060	3,105
2.625%, 04/19/2021	2,040	2,049
Bank of New York Mellon MTN
2.600%, 08/17/2020	3,745	3,842
2.300%, 09/11/2019	1,650	1,680
2.150%, 02/24/2020	2,825	2,865
BB&T
4.900%, 06/30/2017	880	913
Bear Stearns
5.550%, 01/22/2017	1,940	1,991
Berkshire Hathaway
3.125%, 03/15/2026	3,978	4,115
2.750%, 03/15/2023	3,585	3,677
2.200%, 03/15/2021	935	953
Berkshire Hathaway Finance
4.300%, 05/15/2043	70	75
1.700%, 03/15/2019	3,475	3,509
Blackstone Holdings Finance
5.000%, 06/15/2044 (A)	3,115	3,241
4.450%, 07/15/2045 (A)	3,845	3,693
Branch Banking & Trust
3.800%, 10/30/2026	1,780	1,900
2.850%, 04/01/2021	4,065	4,201
Capital One Bank USA
2.300%, 06/05/2019	2,475	2,477
Carlyle Holdings Finance
3.875%, 02/01/2023 (A)	1,182	1,210
Carlyle Holdings II Finance
5.625%, 03/30/2043 (A)	3,362	3,632
CDP Financial
5.600%, 11/25/2039 (A)	700	904
4.400%, 11/25/2019 (A)	2,290	2,501
Charles Schwab
4.450%, 07/22/2020	1,720	1,890
Chubb INA Holdings
4.350%, 11/03/2045	1,138	1,246
2.875%, 11/03/2022	3,685	3,788
2.300%, 11/03/2020	5,585	5,684
Citigroup
4.750%, 05/18/2046	1,010	990
4.650%, 07/30/2045	1,680	1,789
4.450%, 09/29/2027	3,465	3,516
Cooperatieve Rabobank UA
5.250%, 08/04/2045	2,985	3,272
3.875%, 02/08/2022	2,675	2,891
Credit Agricole MTN
2.375%, 07/01/2021 (A)	1,750	1,752
Credit Suisse Group Funding Guernsey
4.550%, 04/17/2026 (A)	3,195	3,288

238	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Credit Suisse NY
3.000%, 10/29/2021	$2,810	$2,853
1.750%, 01/29/2018	4,260	4,271
1.375%, 05/26/2017	2,810	2,810
Crown Castle Towers
6.113%, 01/15/2020 (A)	4,235	4,680
3.222%, 05/15/2022 (A)	2,230	2,253
Farmers Exchange Capital III
5.454%, 10/15/2054 (A) (C)	1,750	1,693
Fifth Third Bank
2.875%, 10/01/2021	3,570	3,655
2.300%, 03/15/2019	3,950	3,995
2.150%, 08/20/2018	4,000	4,044
General Electric MTN
6.875%, 01/10/2039	1,775	2,598
5.625%, 09/15/2017	2,740	2,896
2.300%, 04/27/2017	2,335	2,364
1.013%, 05/05/2026 (C)	2,210	2,056
Goldman Sachs Group MTN
7.500%, 02/15/2019	2,900	3,304
6.750%, 10/01/2037	1,650	2,007
6.345%, 02/15/2034	1,665	1,929
6.250%, 02/01/2041	3,150	4,011
6.150%, 04/01/2018	980	1,057
5.950%, 01/18/2018	1,465	1,563
5.375%, 03/15/2020	2,140	2,366
5.150%, 05/22/2045	1,115	1,148
4.800%, 07/08/2044	2,850	3,055
4.750%, 10/21/2045	1,905	2,041
3.750%, 02/25/2026	1,500	1,539
2.625%, 04/25/2021	3,635	3,645
2.600%, 04/23/2020	2,160	2,182
Harley-Davidson Financial Services MTN
2.250%, 01/15/2019 (A)	2,105	2,130
Hartford Financial Services Group
6.100%, 10/01/2041	1,820	2,176
HSBC Bank
7.650%, 05/01/2025	2,515	3,105
HSBC Bank USA
5.875%, 11/01/2034	1,990	2,376
4.875%, 08/24/2020	2,745	2,955
HSBC Finance
6.676%, 01/15/2021	410	465
HSBC Holdings
6.875%, 12/31/2049 (C)	1,280	1,290
3.900%, 05/25/2026	2,420	2,451
2.950%, 05/25/2021	1,735	1,740
Huntington National Bank
2.200%, 11/06/2018	2,140	2,158
1.700%, 02/26/2018	2,750	2,751
Infinity Property & Casualty
5.000%, 09/19/2022	2,075	2,162

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Intercontinental Exchange
2.750%, 12/01/2020	$6,830	$7,022
JPMorgan Chase
6.400%, 05/15/2038	3,440	4,599
6.000%, 10/01/2017	6,610	6,996
6.000%, 01/15/2018	7,900	8,454
4.950%, 06/01/2045	2,845	3,049
4.625%, 05/10/2021	675	742
4.250%, 10/01/2027	1,470	1,521
3.875%, 09/10/2024	3,140	3,216
3.250%, 09/23/2022	2,855	2,938
3.200%, 06/15/2026	2,710	2,709
2.700%, 05/18/2023	2,860	2,834
0.962%, 06/13/2016 (C)	2,540	2,540
JPMorgan Chase Capital XXIII
1.626%, 05/15/2047 (C)	1,285	952
KeyBank
2.350%, 03/08/2019	2,970	3,005
1.700%, 06/01/2018	2,120	2,122
KFW MTN
2.125%, 01/17/2023	2,810	2,870
1.500%, 04/20/2020	2,925	2,936
1.250%, 02/15/2017	4,850	4,860
KKR Group Finance III
5.125%, 06/01/2044 (A)	6,541	6,370
Lloyds Bank
2.350%, 09/05/2019	1,880	1,902
Macquarie Group MTN
4.875%, 08/10/2017 (A)	2,890	2,989
MetLife
10.750%, 08/01/2039	1,650	2,558
4.600%, 05/13/2046	1,260	1,324
3.000%, 03/01/2025	2,500	2,503
Metropolitan Life Global Funding I
2.300%, 04/10/2019 (A)	3,500	3,558
Mitsubishi UFJ Trust & Banking
1.600%, 10/16/2017 (A)	3,500	3,498
Morgan Stanley MTN
7.300%, 05/13/2019	1,905	2,180
6.375%, 07/24/2042	2,030	2,645
5.625%, 09/23/2019	970	1,074
4.300%, 01/27/2045	1,430	1,455
4.000%, 07/23/2025	2,230	2,344
3.875%, 01/27/2026	3,882	4,044
2.800%, 06/16/2020	1,205	1,224
2.650%, 01/27/2020	2,900	2,945
2.500%, 04/21/2021	7,180	7,155
2.450%, 02/01/2019	2,990	3,032
MUFG Americas Holdings
3.000%, 02/10/2025	3,590	3,553
National Rural Utilities Cooperative Finance
4.750%, 04/30/2043 (C)	2,056	1,996

SEI Institutional Investments Trust / Annual Report / May 31, 2016	239

SCHEDULE OF INVESTMENTS

Intermediate Duration Credit Fund (Continued)

May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

4.023%, 11/01/2032	$3,230	$3,369
0.950%, 04/24/2017	2,855	2,855
New York Life Global Funding
2.000%, 04/13/2021 (A)	5,000	4,988
1.950%, 02/11/2020 (A)	3,500	3,516
Nordea Bank MTN
2.250%, 05/27/2021 (A)	2,060	2,059
1.625%, 05/15/2018 (A)	2,460	2,462
Pacific Life Insurance
9.250%, 06/15/2039 (A)	1,215	1,737
PNC Bank MTN
3.300%, 10/30/2024	1,840	1,920
2.250%, 07/02/2019	945	960
2.150%, 04/29/2021	4,880	4,884
1.950%, 03/04/2019	2,030	2,048
1.600%, 06/01/2018	3,810	3,823
Pricoa Global Funding I
2.200%, 06/03/2021 (A)	2,925	2,921
Principal Life Global Funding II
1.500%, 09/11/2017 (A)	2,157	2,161
Prudential Financial MTN
5.700%, 12/14/2036	1,660	1,906
Royal Bank of Canada MTN
4.650%, 01/27/2026	1,780	1,860
2.500%, 01/19/2021	2,165	2,209
Simon Property Group
4.375%, 03/01/2021	2,300	2,529
2.500%, 07/15/2021	2,215	2,257
2.200%, 02/01/2019	6,565	6,673
SunTrust Banks
2.900%, 03/03/2021	1,715	1,744
Teachers Insurance & Annuity Association of America
6.850%, 12/16/2039 (A)	115	149
4.900%, 09/15/2044 (A)	1,605	1,744
TIAA Asset Management Finance
2.950%, 11/01/2019 (A)	2,810	2,856
Toronto-Dominion Bank MTN
2.625%, 09/10/2018	3,500	3,587
Travelers
5.750%, 12/15/2017	160	170
3.750%, 05/15/2046	2,965	2,957
UBS MTN
1.800%, 03/26/2018	3,500	3,515
1.375%, 08/14/2017	2,165	2,164
UBS Group Funding Jersey
4.125%, 04/15/2026 (A)	1,635	1,677
US Bancorp MTN
2.200%, 11/15/2016	2,840	2,855
US Bank
2.125%, 10/28/2019	2,305	2,338

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

USF&G Capital III
8.312%, 07/01/2046 (A)	$585	$790
Validus Holdings
8.875%, 01/26/2040	1,410	1,862
Ventas Realty
3.125%, 06/15/2023	1,320	1,318
Vesey Street Investment Trust I
4.404%, 09/01/2016 (D)	2,720	2,729
Visa
2.800%, 12/14/2022	3,270	3,385
2.200%, 12/14/2020	2,110	2,145
Wachovia Capital Trust III
5.570%, 12/31/2049 (C)	1,260	1,251
WEA Finance LLC
3.750%, 09/17/2024 (A)	3,382	3,447
Wells Fargo
4.900%, 11/17/2045	1,690	1,821
4.300%, 07/22/2027	4,985	5,285
3.900%, 05/01/2045	410	414
2.500%, 03/04/2021	2,745	2,782
2.150%, 01/15/2019	8,776	8,896
2.150%, 01/30/2020	5,665	5,713
Westpac Banking
4.625%, 06/01/2018	3,466	3,644
WP Carey
4.600%, 04/01/2024	4,135	4,177
ZFS Finance USA Trust I
6.500%, 05/09/2037 (A) (C)	1,945	1,950
ZFS Finance USA Trust II
6.450%, 12/15/2065 (A) (C)	725	726

		476,722

Health Care — 6.4%
AbbVie
4.500%, 05/14/2035	2,080	2,115
2.850%, 05/14/2023	1,470	1,458
2.500%, 05/14/2020	1,000	1,010
Aetna
2.750%, 11/15/2022	2,945	2,942
AmerisourceBergen
1.150%, 05/15/2017	445	445
AstraZeneca
6.450%, 09/15/2037	750	997
2.375%, 11/16/2020	1,150	1,166
Coventry Health Care
5.950%, 03/15/2017	6,155	6,380
5.450%, 06/15/2021	1,265	1,419
Dignity Health
2.637%, 11/01/2019	4,364	4,456
Express Scripts Holding
4.500%, 02/25/2026	975	1,046

240	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Forest Laboratories
5.000%, 12/15/2021 (A)	$1,860	$2,041
Gilead Sciences
4.750%, 03/01/2046	1,375	1,471
3.650%, 03/01/2026	880	932
3.250%, 09/01/2022	2,225	2,325
2.550%, 09/01/2020	4,440	4,556
2.050%, 04/01/2019	4,100	4,171
Johnson & Johnson
5.550%, 08/15/2017	1,759	1,856
Medtronic
4.375%, 03/15/2035	3,576	3,889
3.150%, 03/15/2022	2,285	2,406
2.500%, 03/15/2020	7,695	7,905
1.500%, 03/15/2018	3,445	3,468
Merck
2.750%, 02/10/2025	730	745
2.350%, 02/10/2022	2,715	2,756
1.850%, 02/10/2020	2,865	2,905
1.300%, 05/18/2018	4,200	4,223
Mylan
3.150%, 06/15/2021 (A)	1,670	1,668
2.550%, 03/28/2019	1,700	1,695
Mylan NV
3.950%, 06/15/2026	2,195	2,178
Perrigo Finance Unlimited
4.375%, 03/15/2026	1,185	1,205
Pharmacia
6.600%, 12/01/2028	2,800	3,709
Stryker
2.000%, 03/08/2019	2,595	2,620
UnitedHealth Group
4.700%, 02/15/2021	4,150	4,635
4.625%, 07/15/2035	695	779
1.400%, 12/15/2017	4,205	4,221

		91,793

Industrials — 7.8%
American Airlines, Pass-Through Trust, Ser 2013-2, Cl A
4.950%, 01/15/2023	4,369	4,697
American Airlines, Pass-Through Trust, Ser 2014-1, Cl A
4.375%, 10/01/2022	1,599	1,633
American Airlines, Pass-Through Trust, Ser 2016-2, Cl A
3.650%, 06/15/2028	1,700	1,721
American Airlines, Pass-Through Trust, Ser 2016-2, Cl AA
3.200%, 06/15/2028	2,335	2,358
BAE Systems
5.800%, 10/11/2041 (A)	3,940	4,620

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Boeing
2.500%, 03/01/2025	$1,440	$1,453
1.875%, 06/15/2023	3,885	3,798
Burlington Northern Santa Fe
5.650%, 05/01/2017	1,700	1,772
Burlington Northern Santa Fe LLC
4.550%, 09/01/2044	2,955	3,229
Caterpillar
4.750%, 05/15/2064	640	686
3.803%, 08/15/2042	1,060	1,024
3.400%, 05/15/2024	3,050	3,224
Continental Airlines, Pass-Through Trust, Ser 2012-2, Cl A
4.000%, 10/29/2024	4,253	4,434
Delta Air Lines, Pass-Through Trust, Ser 2012- 1, Cl A
4.750%, 05/07/2020	3,824	4,082
Delta Air Lines, Pass-Through Trust, Ser 2015- 1, Cl A
3.875%, 07/30/2027	1,541	1,587
GE Capital International Funding Unlimited
4.418%, 11/15/2035 (A)	5,921	6,441
2.342%, 11/15/2020 (A)	7,076	7,216
General Dynamics
2.250%, 11/15/2022	2,210	2,225
General Electric
5.250%, 12/06/2017	2,920	3,101
5.000%, 12/29/2049 (C)	1,988	2,067
4.500%, 03/11/2044	3,245	3,619
4.125%, 10/09/2042	1,720	1,822
Harris
1.999%, 04/27/2018	1,775	1,774
John Deere Capital MTN
2.800%, 03/04/2021	5,915	6,124
Norfolk Southern
6.000%, 05/23/2111	4,499	5,207
PACCAR Financial MTN
2.200%, 09/15/2019	4,000	4,073
1.600%, 03/15/2017	164	165
1.100%, 06/06/2017	3,680	3,682
Raytheon
7.200%, 08/15/2027	1,005	1,392
2.500%, 12/15/2022	4,305	4,405
Siemens Financieringsmaatschappij
4.400%, 05/27/2045 (A)	2,000	2,189
2.900%, 05/27/2022 (A)	2,105	2,186
Southwest Airlines
2.650%, 11/05/2020	1,325	1,352
Southwest Airlines, Pass-Through Trust, Ser 2007-1
6.150%, 08/01/2022	767	865

SEI Institutional Investments Trust / Annual Report / May 31, 2016	241

SCHEDULE OF INVESTMENTS

Intermediate Duration Credit Fund (Continued)

May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Tyco International Finance
5.125%, 09/14/2045	$650	$715
Union Pacific
4.050%, 03/01/2046	3,070	3,195
United Technologies
4.500%, 06/01/2042	4,530	4,955
3.100%, 06/01/2022	2,650	2,780

		111,868

Information Technology — 4.2%
Alibaba Group Holding
1.625%, 11/28/2017	1,843	1,839
Apple
4.650%, 02/23/2046	2,695	2,958
4.500%, 02/23/2036	2,750	2,984
3.250%, 02/23/2026	1,660	1,722
2.850%, 05/06/2021	4,052	4,231
2.250%, 02/23/2021	1,150	1,168
1.550%, 02/07/2020	4,000	4,002
Applied Materials
2.625%, 10/01/2020	2,312	2,374
CDK Global
4.500%, 10/15/2024	2,351	2,345
Cisco Systems
2.200%, 02/28/2021	4,730	4,794
Diamond 1 Finance
5.450%, 06/15/2023 (A)	2,330	2,369
4.420%, 06/15/2021 (A)	2,535	2,586
Hewlett Packard Enterprise
6.200%, 10/15/2035 (A)	2,085	2,031
Intel
4.900%, 07/29/2045	4,785	5,354
3.700%, 07/29/2025	1,060	1,159
2.450%, 07/29/2020	2,885	2,970
Microsoft
3.500%, 02/12/2035	1,980	1,996
3.125%, 11/03/2025	1,885	1,982
2.700%, 02/12/2025	2,550	2,594
Oracle
6.125%, 07/08/2039	1,000	1,309
4.300%, 07/08/2034	2,495	2,662
2.250%, 10/08/2019	4,630	4,757
Seagate HDD Cayman
4.750%, 06/01/2023	970	811

		60,997

Materials — 1.3%
Albemarle
4.150%, 12/01/2024	1,830	1,864
3.000%, 12/01/2019	250	251
Barrick
5.250%, 04/01/2042	1,290	1,182

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

BHP Billiton Finance USA
6.750%, 10/19/2075 (A) (C)	$1,380	$1,430
5.000%, 09/30/2043	105	111
Georgia-Pacific
8.875%, 05/15/2031	1,951	3,026
Glencore Finance Canada
5.800%, 11/15/2016 (A)	1,200	1,221
LyondellBasell Industries
4.625%, 02/26/2055	2,490	2,204
Nacional del Cobre de Chile
4.500%, 09/16/2025 (A)	1,360	1,384
Praxair
3.200%, 01/30/2026	1,525	1,618
Rio Tinto Finance USA
6.500%, 07/15/2018	2,990	3,267
2.250%, 12/14/2018	950	957

		18,515

Telecommunication Services — 2.4%
America Movil
6.125%, 03/30/2040	965	1,132
3.125%, 07/16/2022	6,135	6,233
AT&T
3.436%, 11/27/2022 (A) (B)	8,000	6,386
Bellsouth Capital Funding
7.875%, 02/15/2030	1,610	2,014
SES
3.600%, 04/04/2023 (A)	5,399	5,326
SES Global Americas Holdings
5.300%, 03/25/2044 (A)	1,750	1,584
Telefonos de Mexico
5.500%, 11/15/2019	2,715	3,009
Verizon Communications
5.012%, 08/21/2054	1,342	1,385
4.862%, 08/21/2046	2,423	2,587
4.672%, 03/15/2055	2,325	2,278
4.522%, 09/15/2048	2,629	2,655

		34,589

Utilities — 9.7%
Ameren Illinois
6.125%, 11/15/2017	1,450	1,549
2.700%, 09/01/2022	2,000	2,050
Berkshire Hathaway Energy
2.000%, 11/15/2018	4,470	4,521
CenterPoint Energy Houston Electric
4.500%, 04/01/2044	2,215	2,467
Commonwealth Edison
4.000%, 08/01/2020	35	38
Connecticut Light & Power
5.650%, 05/01/2018	2,775	2,998

242	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Consumers Energy
6.700%, 09/15/2019	$425	$492
Dominion Resources
5.250%, 08/01/2033	3,531	3,825
Duke Energy Carolinas
5.300%, 02/15/2040	1,700	2,099
3.900%, 06/15/2021	190	209
Duke Energy Carolinas LLC
4.250%, 12/15/2041	105	113
4.000%, 09/30/2042	340	358
Duke Energy Florida
3.100%, 08/15/2021	4,530	4,762
Duke Energy Indiana
6.350%, 08/15/2038	270	370
4.900%, 07/15/2043	210	247
Duke Energy Progress
4.200%, 08/15/2045	2,995	3,213
4.100%, 05/15/2042	744	782
3.000%, 09/15/2021	3,745	3,945
2.800%, 05/15/2022	4,400	4,552
Edison International
2.950%, 03/15/2023	1,655	1,670
Electricite de France
4.950%, 10/13/2045 (A)	1,615	1,727
4.750%, 10/13/2035 (A)	720	756
2.150%, 01/22/2019 (A)	4,000	4,039
Entergy Mississippi
2.850%, 06/01/2028	2,745	2,713
Exelon
3.950%, 06/15/2025	1,846	1,938
Florida Power & Light
5.960%, 04/01/2039	120	161
5.125%, 06/01/2041	187	226
4.125%, 02/01/2042	2,540	2,738
Georgia Power
4.300%, 03/15/2042	290	310
4.300%, 03/15/2043	3,455	3,616
1.950%, 12/01/2018	6,179	6,247
Great Plains Energy
5.292%, 06/15/2022 (D)	1,090	1,210
Indianapolis Power & Light
4.700%, 09/01/2045 (A)	4,920	5,428
Kansas City Power & Light
7.150%, 04/01/2019	3,880	4,407
Kentucky Utilities
5.125%, 11/01/2040	250	300
Louisville Gas & Electric
4.650%, 11/15/2043	110	127
MidAmerican Energy
2.400%, 03/15/2019	2,420	2,482
Monongahela Power
5.400%, 12/15/2043 (A)	845	1,026

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

4.100%, 04/15/2024 (A)	$2,190	$2,353
NextEra Energy Capital Holdings
1.586%, 06/01/2017	2,355	2,358
Northern States Power
7.125%, 07/01/2025	3,220	4,334
Oglethorpe Power
5.375%, 11/01/2040	1,420	1,650
4.250%, 04/01/2046	1,015	1,020
4.200%, 12/01/2042	150	149
Oncor Electric Delivery
5.300%, 06/01/2042	2,505	3,016
Pacific Gas & Electric
5.800%, 03/01/2037	2,226	2,826
PacifiCorp
6.000%, 01/15/2039	3,815	5,037
4.100%, 02/01/2042	95	101
2.950%, 06/01/2023	3,930	4,078
PECO Energy
4.800%, 10/15/2043	2,925	3,488
Public Service Electric & Gas MTN
1.800%, 06/01/2019	4,198	4,242
Public Service of Colorado
6.250%, 09/01/2037	190	260
3.950%, 03/15/2043	180	190
Public Service of Oklahoma
6.625%, 11/15/2037	900	1,120
San Diego Gas & Electric
3.950%, 11/15/2041	41	42
3.600%, 09/01/2023	1,224	1,332
3.000%, 08/15/2021	2,470	2,603
South Carolina Electric & Gas
5.450%, 02/01/2041	2,980	3,642
Southaven Combined Cycle Generation
3.846%, 08/15/2033	176	189
Southern California Edison
3.875%, 06/01/2021	4,895	5,340
1.845%, 02/01/2022	4,684	4,618
1.125%, 05/01/2017	555	556
Southern California Gas
3.750%, 09/15/2042	155	156
Union Electric
6.700%, 02/01/2019	5,035	5,679

		140,090

Total Corporate Obligations (Cost $1,250,822) ($ Thousands)		1,258,863

U.S. TREASURY OBLIGATIONS — 3.9%
U.S. Treasury Bond
2.500%, 02/15/2046	13,680	13,299
U.S. Treasury Notes
1.625%, 04/30/2023	9,205	9,191

SEI Institutional Investments Trust / Annual Report / May 31, 2016	243

SCHEDULE OF INVESTMENTS

Intermediate Duration Credit Fund (Continued)

May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

1.625%, 02/15/2026	$5,848	$5,732
1.625%, 05/15/2026	10,310	10,114
1.375%, 04/30/2021 (E)	14,245	14,250
1.375%, 05/31/2021	1,795	1,796
0.875%, 05/15/2019	1,530	1,523

Total U.S. Treasury Obligations (Cost $56,110) ($ Thousands)		55,905

MUNICIPAL BONDS — 3.2%

California — 1.0%
Bay Area, Toll Authority, Build America Project, RB
6.263%, 04/01/2049	1,760	2,594
Bay Area, Toll Authority, Build America Project, Ser S1-SUB, RB
6.793%, 04/01/2030	1,222	1,569
California State, Build America Project, GO
7.550%, 04/01/2039	2,985	4,610
Los Angeles, Community College District, Build America Project, GO
6.750%, 08/01/2049	500	770
Los Angeles, Unified School District, Build America Project, Ser RY, GO
6.758%, 07/01/2034	2,070	2,915
Regents of the University of California Medical Center Pooled Revenue, Build America Project, Ser H, RB
6.548%, 05/15/2048	120	169
University of California, Build America Project, RB
5.770%, 05/15/2043	1,350	1,771

		14,398

Florida — 0.1%
Florida State Board of Administration Finance, Ser A, RB
2.638%, 07/01/2021	1,905	1,954

Georgia — 0.7%
Municipal Electric Authority of Georgia, Build
America Project, RB
7.055%, 04/01/2057	3,512	4,119
6.637%, 04/01/2057	4,414	5,794

		9,913

Illinois — 0.1%
Illinois State, GO
5.100%, 06/01/2033	1,700	1,627

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Kansas — 0.3%
Kansas State, Development Finance Authority, Ser H, RB
4.727%, 04/15/2037	$3,860	$4,232

Kentucky — 0.1%
Kentucky State, Asset Liability Commission, RB
3.165%, 04/01/2018	1,141	1,166

Massachusetts — 0.0%
Commonwealth of Massachusetts, Build America Project, GO
4.910%, 05/01/2029	100	123
Commonwealth of Massachusetts, Build America Project, RB
5.731%, 06/01/2040	80	107

		230

New Jersey — 0.5%
New Jersey State, Economic Development Authority, Ser B, RB, AGM
2.997%, 02/15/2020 (B)	4,500	4,000
New Jersey State, State Turnpike Authority, Build America Project, RB
7.102%, 01/01/2041	2,500	3,697

		7,697

New York — 0.1%
City of New York New York, Build America Project, GO
6.271%, 12/01/2037	200	276
Port Authority of New York & New Jersey, RB
4.458%, 10/01/2062	620	690
Port Authority of New York & New Jersey, Ser 181, RB
4.960%, 08/01/2046	155	185

		1,151

North Carolina — 0.2%
University of North Carolina at Chapel Hill, Ser C, RB
3.327%, 12/01/2036	2,150	2,215

Texas — 0.1%
City of Houston, Ser A, GO
6.290%, 03/01/2032	405	510
Grand Parkway Transportation, Sub-Ser E, RB
5.184%, 10/01/2042	530	674
North Texas, Tollway Authority, Build America Project, RB
6.718%, 01/01/2049	60	91

244	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Face Amount ($ Thousands)/Shares	Market Value ($ Thousands)

Texas State, Build America Project, GO
5.517%, 04/01/2039	$540	$728

		2,003

Total Municipal Bonds (Cost $44,888) ($ Thousands)		46,586

SOVEREIGN DEBT — 2.4%
Asian Development Bank MTN
1.500%, 01/22/2020	2,330	2,344
European Investment Bank MTN
1.875%, 03/15/2019	5,590	5,696
1.375%, 06/15/2020	2,960	2,953
1.250%, 05/15/2019	6,030	6,030
Inter-American Development Bank MTN
1.750%, 10/15/2019	3,655	3,697
International Bank for Reconstruction & Development
1.375%, 04/10/2018	5,210	5,238
International Finance MTN
1.750%, 09/04/2018	3,860	3,918
Province of Quebec Canada MTN
6.350%, 01/30/2026	270	344
Qatar Government International Bond
4.625%, 06/02/2046 (A)	3,045	3,060
3.250%, 06/02/2026 (A)	650	640
2.375%, 06/02/2021 (A)	550	543

Total Sovereign Debt (Cost $34,339) ($ Thousands)		34,463

PREFERRED STOCK — 0.1%
State Street, 5.350% (C)	55,000	1,443

Total Preferred Stock (Cost $1,375) ($ Thousands)		1,443

CASH EQUIVALENT — 3.0%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.270%**†	43,414,338	43,414

Total Cash Equivalent (Cost $43,414) ($ Thousands)		43,414

Total Investments — 100.0% (Cost $1,430,948) ($ Thousands)		$1,440,674

A list of the open futures contracts held by the Fund at May 31, 2016, is as follows:

Type of Contract	Number of Contracts Short	Expiration Date	Unrealized Depreciation ($ Thousands)
U.S. 10-Year Treasury Note	(151)	Sep-2016	$(44)
U.S. 5-Year Treasury Note	(15)	Sep-2016	(3)
U.S. Ultra Long Treasury Bond	(36)	Sep-2016	(29)

			$(76)

For the year ended May 31, 2016, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

Percentages are based on a Net Assets of $1,440,434 ($ Thousands).

**	Rate shown is the 7-day effective yield as of May 31, 2016.

†	Investment in Affiliated Security (see Note 6).

‡‡	Narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.

(A)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2016, the value of these securities amounted to $222,098 ($ Thousands), representing 15.4% of the net assets of the Fund.

(B)	Zero coupon security. The rate shown on the schedule of investments represents the security’s effective yield at the time of purchase.

(C)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of May 31, 2016.

(D)	Step Bonds – The rate reflected on the Schedule of Investments is the effective yield on May 31, 2016. The coupon on a step bond changes on a specified date.

(E)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

AGM — Assured Guaranty Municipal

Cl — Class

GO — General Obligation

LLC — Limited Liability Company

MTN — Medium Term Note

RB — Revenue Bond

Ser — Series

SEI Institutional Investments Trust / Annual Report / May 31, 2016	245

SCHEDULE OF INVESTMENTS

Intermediate Duration Credit Fund (Concluded)

May 31, 2016

The following is a list of the level of inputs used as of May 31, 2016, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$1,258,863	$—	$1,258,863
U.S. Treasury Obligations	—	55,905	—	55,905
Municipal Bonds	—	46,586	—	46,586
Sovereign Debt	—	34,463	—	34,463
Preferred Stock	—	1,443	—	1,443
Cash Equivalent	43,414	—	—	43,414

Total Investments in Securities	$43,414	$1,397,260	$—	$1,440,674

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Depreciation	$(76)	$—	$—	$(76)

Total Other Financial Instruments	$(76)	$—	$—	$(76)

*	Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended May 31, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2016, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

246	SEI Institutional Investments Trust / Annual Report / May 31, 2016

CONSOLIDATED SUMMARY SCHEDULE OF INVESTMENTS

Dynamic Asset Allocation Fund

MAY 31, 2016

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 96.1%

Consumer Discretionary — 12.1%
Amazon.com*	1.5%	42,200	$30,502
Comcast, Cl A	0.8	267,200	16,914
Home Depot	0.9	139,232	18,395
McDonald’s	0.6	98,700	12,047
Starbucks	0.4	162,100	8,898
Walt Disney	0.8	163,862	16,258
Other Securities	7.1		147,705

			250,719

Consumer Staples — 9.7%
Altria Group	0.7	214,300	13,638
Coca-Cola	0.9	425,700	18,986
CVS Health	0.6	120,300	11,603
PepsiCo	0.8	158,162	16,001
Philip Morris International	0.8	169,500	16,726
Procter & Gamble	1.1	289,900	23,494
Wal-Mart Stores	0.6	171,855	12,164
Other Securities	4.2		89,137

			201,749

Energy — 6.9%
Chevron	1.0	205,800	20,786
Exxon Mobil	1.9	454,300	40,442
Schlumberger	0.6	152,237	11,616
Other Securities	3.4		69,818

			142,662

Financials — 15.6%
Bank of America	0.8	1,127,600	16,677
Berkshire Hathaway, Cl B*	1.4	204,900	28,797
Citigroup	0.7	322,600	15,024
JPMorgan Chase	1.3	401,200	26,186
Wells Fargo	1.2	505,000	25,614
Other Securities	10.2		211,323

			323,621

Health Care — 14.1%
AbbVie	0.5	176,500	11,107
Allergan*	0.5	43,300	10,208
Amgen	0.6	82,300	12,999

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Bristol-Myers Squibb	0.6%	182,800	$13,107
Celgene*	0.4	85,700	9,043
Gilead Sciences	0.6	149,556	13,020
Johnson & Johnson	1.6	301,800	34,010
Medtronic	0.6	153,955	12,390
Merck	0.8	303,600	17,081
Pfizer	1.1	660,996	22,937
UnitedHealth Group	0.7	104,100	13,915
Other Securities	6.1		124,242

			294,059

Industrials — 9.6%
3M	0.5	66,300	11,160
Boeing	0.4	68,300	8,616
General Electric	1.5	1,020,292	30,843
Honeywell International	0.5	84,300	9,596
Other Securities	6.7		140,232

			200,447

Information Technology — 19.6%
Alphabet, Cl A*	1.2	31,945	23,922
Alphabet, Cl C*	1.2	32,622	24,001
Apple	2.9	606,800	60,595
Cisco Systems	0.8	550,600	15,995
Facebook, Cl A*	1.4	250,900	29,809
Intel	0.8	516,800	16,326
International Business
Machines	0.7	96,758	14,876
MasterCard, Cl A	0.5	107,400	10,300
Microsoft	2.2	865,300	45,861
Oracle	0.7	344,900	13,865
Qualcomm	0.4	162,800	8,941
Visa, Cl A	0.8	209,600	16,546
Other Securities	6.0		125,899

			406,936

Materials — 2.8%
Other Securities	2.8		57,171

Telecommunication Services — 2.5%
AT&T	1.2	672,416	26,325
Verizon Communications	1.1	445,200	22,661
Other Securities	0.2		3,946

			52,932

Utilities — 3.2%
Other Securities	3.2		67,003

Total Common Stock (Cost $1,510,839) ($ Thousands)			1,997,299

SEI Institutional Investments Trust / Annual Report / May 31, 2016	247

CONSOLIDATED SUMMARY SCHEDULE OF INVESTMENTS

Dynamic Asset Allocation Fund (Concluded)

May 31, 2016

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

EXCHANGE TRADED FUND — 0.3%
Other Securities	0.3%		$7,018

Total Exchange Traded Fund (Cost $5,987) ($ Thousands)			7,018

RIGHTS — 0.0%

United States — 0.0%
Other Securities	0.0		23

Total Rights (Cost $–) ($ Thousands)			23

Total Investments — 96.4% (Cost $1,516,826) ($ Thousands)			$2,004,340

		Contracts

PURCHASED OPTION(A) — 0.0%
June 16, S&P 500 Index Call, Expires 06/18/2016, Strike Price $2,200*	0.0	7,000	$161

Total Purchased Option (Premiums Received $1,450) ($ Thousands)			$161

A list of the open futures contracts held by the Fund at May 31, 2016, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
S&P 500 Index E-MINI	983	Jun-2016	$3,076
U.S. 10-Year Treasury Note	(797)	Sep-2006	(160)

			$2,916

For the year ended May 31, 2016, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

A list of the open forward foreign currency contracts held by the Fund at May 31, 2016, is as follows:

Settlement Date	Currency to Deliver (Thousands)		Currency To Receive (Thousands)		Unrealized Appreciation (Depreciation) ($ Thousands)
07/21/2016	EUR	185,469	USD	211,488	$4,670
07/21/2016	USD	205,349	INR	13,840,506	(919)
07/21/2016	KRW	243,475,344	USD	211,618	7,123
01/09/2017	USD	3,962	SAR	15,103	34
01/09/2017- 01/19/2017	SAR	402,242	USD	104,382	(2,050)

					$8,858

A list of the counterparties for the outstanding forward foreign currency contracts held by the Fund at May 31, 2016, is as follows:

Counterparty	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
Bank of America	$(315,744)	$312,809	$(2,935)
BNP Paribas	(7,017)	7,215	198
Societe Generale	(199,800)	204,272	4,472
Standard Chartered	(204,495)	211,618	7,123

			$8,858

For the year ended May 31, 2016 the total amount of all open forward foreign currency contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

A list of the OTC swap agreements held by the Fund at May 31, 2016, is as follows:

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Termination Date	Notional Amount ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($Thousands)
Bank of America	1.99%	US CPI URBAN CONSUMERS NSA	12/24/2045	$54,920	$(533)
Bank of America	UK RPI ALL ITEMS NSA	3.46%	12/24/2045	20,500	4,648
Bank of America	2.06%	US CPI URBAN CONSUMERS NSA	11/13/2045	38,660	(1,324)
Bank of America	UK RPI ALL ITEMS NSA	3.47%	11/13/2045	14,930	3,593

					$6,384

For the year ended May 31, 2016, the total amount of all open swap contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $2,079,154 ($ Thousands).

*	Non-income producing security.

(A)	For the year ended May 31, 2016, the total amount of open purchased options, as presented in the Schedule of Investments, are representative of the volume of activity for these derivative types during the period.

Cl — Class

CPI — Consumer Price Index

EUR — Euro

INR — Indian Rupee

KRW — Korean Won

NSA — Not seasonally adjusted

OTC — Over the Counter

RPI — Retail Price Index

S&P— Standard & Poor’s

248	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SAR — Saudi Riyal

USD — United States Dollar

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of May 31, 2016, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,997,299	$—	$—	$1,997,299
Exchange Traded Fund	7,018	—	—	7,018
Rights	—	23	—	23

Total Investments in Securities	$2,004,317	$23	$—	$2,004,340

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Purchased Options	$161	$—	$—	$161
Futures Contracts*
Unrealized Appreciation	3,076	—	—	3,076
Unrealized Depreciation	(160)	—	—	(160)
Forwards Contracts*
Unrealized Appreciation	—	11,827	—	11,827
Unrealized Depreciation	—	(2,969)	—	(2,969)
OTC Swaps
Interest Rate Swaps*
Unrealized Appreciation	—	8,241	—	8,241
Unrealized Depreciation	—	(1,857)	—	(1,857)

Total Other Financial Instruments	$3,077	$15,242	$—	$18,319

*	Futures contracts, forwards contracts and swaps are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2016, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2016	249

CONSOLIDATED SCHEDULE OF INVESTMENTS

Multi-Asset Real Return Fund

May 31, 2016

Description	Face Amount ($ Thousands)/Shares	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS — 66.7%
U.S. Treasury Bill(A)
0.430%, 06/02/2016 (B)	$69,300	$69,300
0.350%, 10/20/2016 (B)	14,000	13,977
0.350%, 11/10/2016 (B)	34,700	34,630
U.S. Treasury Inflation-Protected Securities(C)
2.125%, 01/15/2019	12,684	13,566
1.375%, 01/15/2020	42,618	45,188
1.250%, 07/15/2020	39,251	41,816
0.625%, 07/15/2021	56,508	58,752
0.125%, 04/15/2017	6,923	6,974
0.125%, 04/15/2018	70,310	71,212
0.125%, 04/15/2019	76,283	77,430
0.125%, 04/15/2020	55,139	55,885

Total U.S. Treasury Obligations (Cost $486,506) ($ Thousands)		488,730

COMMON STOCK — 28.3%

Consumer Staples — 4.6%
Altria Group (C)	74,100	4,716
Campbell Soup (C)	67,100	4,064
Clorox	3,900	501
Coca-Cola	9,400	419
CVS Health (C)	22,300	2,151
Dean Foods	233,400	4,267
Dr. Pepper Snapple Group (C)	18,200	1,664
Energizer Holdings	1,400	66
Fresh Del Monte Produce	5,600	293
Herbalife*	8,900	515
Ingredion	1,900	223
Kroger	10,100	361
Medifast	6,300	201
Mondelez International, Cl A	36,700	1,633
Natural Health Trends	7,900	236
Nu Skin Enterprises, Cl A	14,000	552
Omega Protein*	13,500	267

Description	Shares	Market Value ($ Thousands)

PepsiCo	14,500	$1,467
Philip Morris International	500	49
Post Holdings*	7,800	593
Procter & Gamble	27,800	2,253
Reynolds American	22,500	1,118
Sanderson Farms	4,500	404
Seaboard*	23	70
SpartanNash	2,400	71
Sysco	25,700	1,236
Tyson Foods, Cl A	27,100	1,728
Universal	13,200	722
Walgreens Boots Alliance	1,900	147
Wal-Mart Stores	21,200	1,501

		33,488

Energy — 7.9%
Alon USA Energy	18,100	137
Antero Resources*	49,400	1,434
Atwood Oceanics	363,200	3,875
Chevron (C)	30,270	3,057
CVR Energy	8,100	159
DHT Holdings	582,300	3,179
Diamond Offshore Drilling (C)	167,700	4,330
Exxon Mobil (C)	123,800	11,021
Frontline	55,420	492
Gener8 Maritime*	13,400	97
Hallador Energy	17,000	73
Marathon Petroleum	18,600	648
McDermott International*	354,000	1,682
Noble (C)	281,800	2,350
PHI*	7,200	123
REX American Resources*	9,400	549
Rowan, Cl A	238,300	4,034
Schlumberger (C)	52,300	3,990
Ship Finance International	60,800	975
Teekay	33,700	355
Teekay Tankers, Cl A	166,000	588
Tesoro (C)	57,900	4,521
Transocean (C)	416,300	4,076
Valero Energy (C)	82,200	4,496
Western Refining	71,100	1,510

		57,751

Financials — 2.8%
Altisource Portfolio Solutions*	74,400	2,078
Ambac Financial Group*	21,000	346
Annaly Capital Management (C)	236,000	2,497
Assurant	5,000	437
Assured Guaranty	28,000	753
Banc of California	27,100	544
Bancorp*	19,000	128
Chimera Investment	55,700	835

250	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Shares	Market Value ($ Thousands)

Citigroup	7,100	$331
CoreSite Realty	13,800	1,047
Dynex Capital	20,900	140
Equity Residential	42,100	2,914
Getty Realty	2,430	49
Heartland Financial USA	10,100	354
Kimco Realty	62,000	1,747
MFA Financial	138,000	995
MGIC Investment*	238,500	1,681
Old Republic International	36,000	690
Public Storage	1,500	381
Ryman Hospitality Properties	18,800	922
Simon Property Group	1,200	237
SL Green Realty	1,500	152
Two Harbors Investment	124,700	1,057

		20,315

Health Care — 7.1%
Aetna	21,000	2,378
AMAG Pharmaceuticals*	23,800	510
Amedisys*	33,300	1,694
Amgen (C)	19,000	3,001
AMN Healthcare Services*	18,600	695
Anthem	1,900	251
Baxter International	93,800	4,048
Bristol-Myers Squibb	17,200	1,233
Bruker	9,700	256
Cambrex*	31,200	1,526
Centene* (C)	69,320	4,322
Charles River Laboratories International*	20,300	1,744
Cigna	200	26
Computer Programs & Systems	6,000	248
Exactech*	2,000	49
Express Scripts Holding*	5,900	446
Five Prime Therapeutics*	9,400	430
Gilead Sciences (C)	67,000	5,833
Hologic*	17,700	609
INC Research Holdings, Cl A*	4,800	209
Johnson & Johnson (C)	48,600	5,477
Lannett*	1,500	37
LeMaitre Vascular	8,200	115
Magellan Health Services*	13,800	914
Merck	15,700	883
Mettler Toledo International*	5,260	1,974
OraSure Technologies*	38,000	292
PDL BioPharma	308,300	1,107
Pfizer	92,000	3,192
Quintiles Transnational Holdings*	29,100	1,976
ResMed	18,100	1,069
Triple-S Management, Cl B*	9,100	209
United Therapeutics*	9,600	1,143
UnitedHealth Group	14,000	1,871

Description	Shares	Market Value ($ Thousands)

Waters*	19,200	$2,641

		52,408

Industrials — 1.4%
American Airlines Group	6,000	191
Argan	17,600	611
Comfort Systems USA	1,000	32
FreightCar America	7,200	104
Greenbrier	102,800	2,950
Hawaiian Holdings* (C)	40,800	1,651
Manpowergroup	3,700	295
United Continental Holdings*	93,300	4,207
USA Truck*	2,900	58
Wabash National*	20,100	285

		10,384

Information Technology — 3.0%
Accenture, Cl A	14,700	1,749
Brightcove*	24,300	163
EarthLink Holdings	131,800	865
Electronic Arts* (C)	25,900	1,988
ExlService Holdings*	800	41
Hackett Group	20,400	298
International Business Machines	35,000	5,381
Leidos Holdings	15,400	761
Manhattan Associates*	15,100	996
Microsoft	38,000	2,014
Monster Worldwide*	169,900	450
NeuStar, Cl A*	132,700	3,125
Nuance Communications*	39,000	652
Symantec	162,700	2,824
Unisys*	11,300	95
Vasco Data Security International*	8,700	144
Xerox	7,300	73
Zix*	31,400	126

		21,745

Telecommunication Services — 0.7%
AT&T	13,300	521
Cincinnati Bell*	44,200	176
FairPoint Communications*	10,800	146
IDT, Cl B	16,400	244
Inteliquent	18,500	309
Shenandoah Telecommunications	2,900	93
Telephone & Data Systems	83,900	2,415
US Cellular*	1,500	57
Verizon Communications	17,400	886

		4,847

Utilities — 0.8%
Entergy	12,600	957
Exelon	38,900	1,333
MDU Resources Group	28,800	659

SEI Institutional Investments Trust / Annual Report / May 31, 2016	251

CONSOLIDATED SCHEDULE OF INVESTMENTS

Multi-Asset Real Return Fund (Continued)

May 31, 2016

Description	Face Amount ($ Thousands)/Shares	Market Value ($ Thousands)

NiSource	49,700	$1,186
PPL	55,800	2,150

		6,285

Total Common Stock (Cost $191,128) ($ Thousands)		207,223

MORTGAGE-BACKED SECURITIES — 7.8%

Agency Mortgage-Backed Obligations — 0.5%
FHLMC CMO, Ser 2007-3311, Cl IE, IO
5.976%, 05/15/2037 (D)	2,028	418
FHLMC Multifamily Structured Pass-Through Certificates, Ser K025, Cl A1
1.875%, 04/25/2022	844	847
FNMA CMO, Ser 2013-130, Cl SN, IO
6.204%, 10/25/2042 (D)	2,807	526
FNMA CMO, Ser 2015-33, Cl AI, IO
5.000%, 06/25/2045	3,007	554
FNMA CMO, Ser 2015-66, Cl AS, IO
5.804%, 09/25/2045 (D)	2,725	541
FNMA CMO, Ser 2016-19, Cl SA, IO
5.654%, 04/25/2046 (D)	2,485	434
FNMA CMO, Ser 2016-22, Cl ST, IO
5.654%, 04/25/2046 (D)	2,997	559

		3,879

Non-Agency Mortgage-Backed Obligations — 7.3%
Alternative Loan Trust, Ser 2005-20CB, Cl 3A6
5.500%, 07/25/2035	115	107
Alternative Loan Trust, Ser 2005-57CB, Cl 4A3
5.500%, 12/25/2035	295	264
Alternative Loan Trust, Ser 2006-23CB, Cl 1A7
6.000%, 08/25/2036	190	182
Alternative Loan Trust, Ser 2006-24CB, Cl A16
5.750%, 06/25/2036	487	408
Alternative Loan Trust, Ser 2006-28CB, Cl A14
6.250%, 10/25/2036	335	279
Alternative Loan Trust, Ser 2006-9T1, Cl A1
5.750%, 05/25/2036	199	161
Alternative Loan Trust, Ser 2006-J1, Cl 1A13
5.500%, 02/25/2036	281	250
Alternative Loan Trust, Ser 2007-2CB, Cl 2A4
5.750%, 03/25/2037	281	241
Banc of America Commercial Mortgage Trust, Ser 2007-4, Cl A1A
5.774%, 02/10/2051 (D)	1,356	1,402
Banc of America Commercial Mortgage Trust, Ser 2007-5, Cl AM
5.772%, 02/10/2051 (D)	78	80

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Bear Stearns Commercial Mortgage Securities Trust, Ser 2006-PW13, Cl AJ
5.611%, 09/11/2041 (D)	$568	$567
Bellemeade Re II, Ser 2016-1A, Cl M2B
6.933%, 04/25/2026 (D)(E)	311	313
Bellemeade Re, Ser 2015-1A, Cl M1
2.939%, 07/25/2025 (D)(E)	277	275
BHMS Mortgage Trust, Ser 2014-ATLS, Cl AFX
3.600%, 07/05/2033 (E)	905	936
Carefree Portfolio Trust, Ser 2014-CARE, Cl A
1.754%, 11/15/2019 (D)(E)	516	515
CGRBS Commercial Mortgage Trust, Ser 2013- VN05, Cl A
3.187%, 03/13/2035 (E)	285	298
Chase Mortgage Finance Trust, Ser 2007-S5, Cl 1A17
6.000%, 07/25/2037	154	126
CHL Mortgage Pass-Through Trust, Ser 2006- 10, Cl 1A8
6.000%, 05/25/2036	255	230
CHL Mortgage Pass-Through Trust, Ser 2006- 13, Cl 1A19
6.250%, 09/25/2036	132	117
CHL Mortgage Pass-Through Trust, Ser 2006- 13, Cl 1A18
6.250%, 09/25/2036	366	326
Citigroup Commercial Mortgage Trust, Ser 2012-GC8, Cl D
4.877%, 09/10/2045 (D)(E)	541	501
Citigroup Commercial Mortgage Trust, Ser 2013-GC11, Cl D
4.603%, 04/10/2046 (D)(E)	560	492
Citigroup Commercial Mortgage Trust, Ser 2015-GC27, Cl A5
3.137%, 02/10/2048	779	800
Citigroup Commercial Mortgage Trust, Ser 2016-C1, Cl A4
3.209%, 05/10/2049	750	768
COMM Mortgage Trust, Ser 2006-C8, Cl A1A
5.292%, 12/10/2046	1,155	1,170
COMM Mortgage Trust, Ser 2013-SFS, Cl A1
1.873%, 04/12/2035 (E)	1,200	1,184
COMM Mortgage Trust, Ser 2014-KYO, Cl F
3.939%, 06/11/2027 (D)(E)	345	341
COMM Mortgage Trust, Ser 2014-KYO, Cl A
1.336%, 06/11/2027 (D)(E)	663	660
COMM Mortgage Trust, Ser 2014-SAVA, Cl A
1.583%, 06/15/2034 (D)(E)	320	315
Commercial Mortgage Loan Trust, Ser 2008- LS1, Cl A1A
6.298%, 12/10/2049 (D)	1,161	1,217

252	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Commercial Mortgage Trust, Ser 2007-GG9, Cl A4
5.444%, 03/10/2039	$1,063	$1,077
Commercial Mortgage Trust, Ser 2007-GG9, Cl AM
5.475%, 03/10/2039	246	251
Countrywide Home Loan Mortgage Pass-Through Trust, Ser 2007-HYB2, Cl 3A1
2.879%, 02/25/2047 (D)	157	141
Credit Suisse Commercial Mortgage Trust, Ser 2007-C3, Cl AM
5.888%, 06/15/2039 (D)	461	466
CSAIL Commercial Mortgage Trust, Ser 2015- C3, Cl A4
3.691%, 08/15/2048	641	685
CSMC Series, Ser 2010-6R, Cl 3A2
5.875%, 01/26/2038 (E)	426	353
CW Capital Cobalt, Ser 2007-C3, Cl A4
5.956%, 05/15/2046 (D)	151	155
Deutsche Alt-A Securities Mortgage Loan Trust, Ser 2006-AR4, Cl A2
0.629%, 12/25/2036 (D)	295	176
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2013-DN2, Cl M2
4.683%, 11/25/2023 (D)	785	793
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-DN2, Cl M1
1.296%, 04/25/2024 (D)	116	116
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-DN3, Cl M3
4.439%, 08/25/2024 (D)	890	888
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-DN4, Cl M3
4.989%, 10/25/2024 (D)	250	258
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-HQ3, Cl M3
5.189%, 10/25/2024 (D)	650	659
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-DNA1, Cl M3
3.739%, 10/25/2027 (D)	265	260
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-DNA2, Cl M2
3.039%, 12/25/2027 (D)	1,107	1,123
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-DNA3, Cl M3
5.139%, 04/25/2028 (D)	292	291
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-HQ1, Cl M2
2.639%, 03/25/2025 (D)	425	428
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-HQA1, Cl M2
3.089%, 03/25/2028 (D)	840	854

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-HQA2, Cl M2
3.246%, 05/25/2028 (D)	$311	$317
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-HQA2, Cl M3
5.246%, 05/25/2028 (D)	280	277
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2016-DNA1, Cl M3
5.975%, 07/25/2028 (D)	350	365
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2016-DNA2, Cl M3
5.096%, 10/25/2028 (D)	318	313
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2016-HQA1, Cl M3
6.796%, 09/25/2028 (D)	342	368
First Horizon Alternative Mortgage Securities Trust, Ser 2006-FA3, Cl A9
6.000%, 07/25/2036	118	92
FNMA Connecticut Avenue Securities, Ser 2014-C03, Cl 1M1
1.646%, 07/25/2024 (D)	192	192
FNMA Connecticut Avenue Securities, Ser 2014-C04, Cl 1M2
5.339%, 11/25/2024 (D)	533	547
FNMA Connecticut Avenue Securities, Ser 2014-C04, Cl 2M2
5.439%, 11/25/2024 (D)	205	209
FNMA Connecticut Avenue Securities, Ser 2015-C01, Cl 2M2
4.996%, 02/25/2025 (D)	696	706
FNMA Connecticut Avenue Securities, Ser 2015-C01, Cl 1M2
4.739%, 02/25/2025 (D)	415	420
FNMA Connecticut Avenue Securities, Ser 2015-C02, Cl 1M2
4.446%, 05/25/2025 (D)	674	674
FNMA Connecticut Avenue Securities, Ser 2015-C02, Cl 2M2
4.439%, 05/25/2025 (D)	465	464
FNMA Connecticut Avenue Securities, Ser 2015-C03, Cl 2M2
5.439%, 07/25/2025 (D)	718	732
FNMA Connecticut Avenue Securities, Ser 2015-C03, Cl 1M1
1.939%, 07/25/2025 (D)	358	359
FNMA Connecticut Avenue Securities, Ser 2015-C03, Cl 1M2
5.439%, 07/25/2025 (D)	737	753
FNMA Connecticut Avenue Securities, Ser 2015-C04, Cl 1M2
5.894%, 04/25/2028 (D)	218	227

SEI Institutional Investments Trust / Annual Report / May 31, 2016	253

CONSOLIDATED SCHEDULE OF INVESTMENTS

Multi-Asset Real Return Fund (Continued)

May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

FNMA Connecticut Avenue Securities, Ser 2015-C04, Cl 2M2
5.989%, 04/25/2028 (D)	$750	$773
FNMA Connecticut Avenue Securities, Ser 2016-C01, Cl 1M2
7.189%, 08/25/2028 (D)	478	521
FNMA Connecticut Avenue Securities, Ser 2016-C01, Cl 2M2
7.389%, 08/25/2028 (D)	495	537
FNMA Connecticut Avenue Securities, Ser 2016-C02, Cl 1M2
6.446%, 09/25/2028 (D)	565	600
FNMA Connecticut Avenue Securities, Ser 2016-C03, Cl 2M2
6.346%, 10/25/2028 (D)	459	478
FNMA Connecticut Avenue Securities, Ser 2016-C03, Cl 1M2
5.746%, 10/25/2028 (D)	92	94
GS Mortgage Securites, Ser 2006-AR4, Cl A2
2.059%, 04/10/2031 (D)	188	185
GS Mortgage Securities II, Ser 2007-GG10, Cl A4
5.987%, 08/10/2045 (D)	564	578
GS Mortgage Securities Trust, Ser 2013-G1, Cl A2
3.557%, 04/10/2031 (D)(E)	1,485	1,521
GS Mortgage Securities Trust, Ser 2014-GC18, Cl D
4.948%, 01/10/2047 (D)(E)	631	510
GS Mortgage Securities, Ser 2013-KING, Cl A
2.706%, 12/10/2027 (E)	257	260
H/2 Asset Funding, Ser 2015-1A
2.093%, 06/24/2049	692	687
HomeBanc Mortgage Trust, Ser 2005-1, Cl A1
0.939%, 03/25/2035 (D)	128	107
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C31, Cl A3
3.801%, 08/15/2048	592	637
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C32, Cl C
4.819%, 11/15/2048 (D)	585	534
JPMorgan Chase Commercial Mortgage Securities Trust 2006-LDP8, Ser 2006- LDP8, Cl AJ
5.480%, 05/15/2045 (D)	453	452
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2004-LN2, Cl A1A
4.838%, 07/15/2041 (D)(E)	163	163
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2006-LDP9, Cl AM
5.372%, 05/15/2047	364	362

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2007-CB19, Cl AM
5.889%, 02/12/2049 (D)	$100	$102
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2007-LD12, Cl AM
6.207%, 02/15/2051 (D)	75	78
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2007-LD12, Cl A4
5.882%, 02/15/2051 (D)	1,275	1,310
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2007-LDPX, Cl A1A
5.439%, 01/15/2049	1,040	1,058
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2010-C2, Cl A1
2.749%, 11/15/2043 (E)	42	42
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2014-INN, Cl A
1.354%, 06/15/2029 (D)(E)	923	912
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2015-SGP, Cl A
2.133%, 07/15/2036 (D)(E)	913	914
JPMorgan Mortgage Trust, Ser 2007-S3, Cl 1A8
6.000%, 08/25/2037	224	193
LB-UBS Commercial Mortgage Trust, Ser 2006-C6, Cl AJ
5.452%, 09/15/2039 (D)	313	311
LB-UBS Commercial Mortgage Trust, Ser 2007-C1, Cl A4
5.424%, 02/15/2040	286	290
LB-UBS Commercial Mortgage Trust, Ser 2007-C1, Cl AM
5.455%, 02/15/2040	305	309
LSTAR Commercial Mortgage Trust, Ser 2014-2, Cl A2
2.767%, 01/20/2041 (E)	470	471
LSTAR Commercial Mortgage Trust, Ser 2015-3, Cl A2
2.729%, 04/20/2048 (D)(E)	748	759
Merrill Lynch Mortgage Trust, Ser 2006-C2, Cl AJ
5.802%, 08/12/2043 (D)	372	371
Merrill Lynch Mortgage Trust, Ser 2006-C2, Cl A1A
5.739%, 08/12/2043 (D)	67	67
ML-CFC Commercial Mortgage Trust, Ser 2006- 4, Cl A1A
5.166%, 12/12/2049	303	305
ML-CFC Commercial Mortgage Trust, Ser 2007- 9, Cl A4
5.700%, 09/12/2049	285	296
Morgan Stanley Capital I Trust, Ser 2015-XLF2, Cl SNMA
2.383%, 11/15/2026 (D)(E)	151	152

254	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Morgan Stanley Capital I Trust, Ser 2015-XLF2, Cl AFSA
2.303%, 08/15/2026 (D)(E)	$151	$151
RBSSP Resecuritization Trust, Ser 2009-7, Cl 10A3
6.000%, 08/26/2037 (E)	598	509
RBSSP Resecuritization Trust, Ser 2010-9, Cl 7A6
6.639%, 05/26/2037 (D)(E)	523	438
Resource Capital, Ser 2014-CRE2, Cl A
1.483%, 04/15/2032 (D)(E)	259	254
Starwood Retail Property Trust, Ser 2014, Cl A
1.653%, 11/15/2027 (D)(E)	1,220	1,205
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C3, Cl A4
3.091%, 08/10/2049	98	102
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C4, Cl A5
2.850%, 12/10/2045	194	199
UBS-Citigroup Commercial Mortgage Trust, Ser 2011-C1, Cl E
6.084%, 01/10/2045 (D)(E)	239	257
Wachovia Bank Commercial Mortgage Trust Series, Ser 2006-C26, Cl A1A
6.009%, 06/15/2045 (D)	184	184
Wells Fargo Commercial Mortgage Trust, Ser 2015-SG1, Cl C
4.620%, 12/15/2047 (D)	527	517
Wells Fargo Credit Risk Transfer Securities Trust, Ser 2015-WF1, Cl 2M2
5.939%, 11/25/2025 (D)(E)	122	120
Wells Fargo Credit Risk Transfer Securities Trust, Ser 2015-WF1, Cl 1M2
5.689%, 11/25/2025 (D)(E)	432	427
Wells Fargo Mortgage-Backed Securities Trust, Ser 2007-8, Cl 2A5
5.750%, 07/25/2037	170	165
WFRBS Commercial Mortgage Trust, Ser 2012- C9, Cl D
4.961%, 11/15/2045 (D)(E)	354	340
WFRBS Commercial Mortgage Trust, Ser 2013- C14, Cl A5
3.337%, 06/15/2046	280	295
WFRBS Commercial Mortgage Trust, Ser 2014- C20, Cl A2
3.036%, 05/15/2047	549	568

		53,184

Total Mortgage-Backed Securities (Cost $57,308) ($ Thousands)		57,063

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS — 6.9%

Consumer Discretionary — 0.9%
21st Century Fox America
6.150%, 02/15/2041	$75	$92
4.500%, 02/15/2021	90	99
4.000%, 10/01/2023	117	126
3.000%, 09/15/2022	420	431
CBS
5.750%, 04/15/2020	145	164
3.500%, 01/15/2025	625	641
Comcast
6.450%, 03/15/2037	40	53
CSC Holdings
8.625%, 02/15/2019	126	140
Dana Holdings
6.000%, 09/15/2023	91	92
Discovery Communications
3.450%, 03/15/2025	338	327
Ford Motor Credit
5.875%, 08/02/2021	200	227
4.375%, 08/06/2023	260	279
Ford Motor Credit LLC
2.597%, 11/04/2019	346	351
General Motors
3.500%, 10/02/2018	365	374
Hanesbrands
4.625%, 05/15/2024 (E)	227	227
KB Home
4.750%, 05/15/2019	294	293
Kohl’s
5.550%, 07/17/2045	485	411
Newell Brands
3.850%, 04/01/2023	269	280
3.150%, 04/01/2021	915	939
Time Warner
4.700%, 01/15/2021	130	143
3.550%, 06/01/2024	559	584
Time Warner Cable
4.500%, 09/15/2042	245	218
4.125%, 02/15/2021	65	68

		6,559

Consumer Staples — 0.6%
Altria Group
4.750%, 05/05/2021	215	242
2.625%, 01/14/2020	895	921
Bayer US Finance LLC
3.375%, 10/08/2024 (E)	337	345
Kraft Heinz Foods
3.500%, 07/15/2022 (E)	472	492
2.800%, 07/02/2020 (E)	370	380
Reynolds American
4.000%, 06/12/2022	654	703

SEI Institutional Investments Trust / Annual Report / May 31, 2016	255

CONSOLIDATED SCHEDULE OF INVESTMENTS

Multi-Asset Real Return Fund (Continued)

May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Valeant Pharmaceuticals International
6.125%, 04/15/2025 (E)	$415	$347
Walgreens Boots Alliance
3.800%, 11/18/2024	885	918

		4,348

Energy — 0.8%
Cenovus Energy
3.000%, 08/15/2022	36	32
Diamond Offshore Drilling
4.875%, 11/01/2043	301	215
Energy Transfer Partners
5.200%, 02/01/2022	465	467
4.650%, 06/01/2021	85	84
EnLink Midstream Partners
5.050%, 04/01/2045	371	274
Enterprise Products Operating
5.200%, 09/01/2020	110	122
3.700%, 02/15/2026	810	820
Husky Energy
7.250%, 12/15/2019	103	115
Kinder Morgan Energy Partners
4.150%, 03/01/2022	48	47
3.950%, 09/01/2022	536	526
Marathon Petroleum
5.125%, 03/01/2021	47	51
Noble Energy
8.250%, 03/01/2019	174	196
4.150%, 12/15/2021	340	348
3.900%, 11/15/2024	463	457
ONEOK
4.250%, 02/01/2022	111	100
Plains All American Pipeline
3.600%, 11/01/2024	660	586
Regency Energy Partners
4.500%, 11/01/2023	72	68
Schlumberger Holdings
3.000%, 12/21/2020 (E)	880	903
SM Energy
6.500%, 01/01/2023	35	32
Transocean
6.500%, 11/15/2020	390	301
Valero Energy
6.125%, 02/01/2020	149	166
Williams Partners
3.900%, 01/15/2025	176	152

		6,062

Financials — 1.5%
American International Group
4.875%, 06/01/2022	410	448

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

American Tower
5.050%, 09/01/2020	$145	$158
4.700%, 03/15/2022	230	250
3.500%, 01/31/2023	110	112
2.800%, 06/01/2020	450	455
Bank of America
6.500%, 12/31/2049 (D)	233	246
Citigroup
3.875%, 03/26/2025	680	680
Cooperatieve Rabobank UA
4.375%, 08/04/2025	425	443
Credit Suisse Group Funding Guernsey
4.550%, 04/17/2026 (E)	762	784
Goldman Sachs Group MTN
2.274%, 11/29/2023 (D)	1,315	1,319
Hartford Financial Services Group
5.500%, 03/30/2020	80	89
5.125%, 04/15/2022	335	377
Healthcare Realty Trust
5.750%, 01/15/2021	320	355
Host Hotels & Resorts
5.250%, 03/15/2022	70	75
3.750%, 10/15/2023	13	13
HSBC Finance
6.676%, 01/15/2021	60	68
JPMorgan Chase
6.400%, 05/15/2038	40	53
Lincoln National
4.200%, 03/15/2022	110	117
MetLife
7.717%, 02/15/2019	50	58
5.700%, 06/15/2035	65	77
5.250%, 12/29/2049 (D)	565	565
Mitsubishi UFJ Financial Group
2.553%, 03/01/2021 (D)	914	944
Morgan Stanley MTN
5.500%, 07/28/2021	168	190
4.750%, 03/22/2017	40	41
Murray Street Investment Trust I
4.647%, 03/09/2017 (F)	18	18
Nationwide Financial Services
5.375%, 03/25/2021 (E)	320	352
Navient MTN
7.250%, 01/25/2022	15	14
PNC Bank
3.800%, 07/25/2023	460	487
Prudential Financial
5.625%, 06/15/2043 (D)	180	190
Santander Bank
1.561%, 01/12/2018 (D)	990	985
Santander Issuances
5.179%, 11/19/2025	400	398

256	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Welltower
5.250%, 01/15/2022	$540	$595

		10,956

Health Care — 0.8%
AbbVie
3.600%, 05/14/2025	479	493
Actavis Funding SCS
3.850%, 06/15/2024	241	246
3.800%, 03/15/2025	846	858
Baxalta
3.600%, 06/23/2022 (E)	745	752
Becton Dickinson
3.734%, 12/15/2024	403	427
Biogen
3.625%, 09/15/2022	464	484
Celgene
3.875%, 08/15/2025	530	555
Gilead Sciences
3.650%, 03/01/2026	359	380
Laboratory Corp of America Holdings
3.600%, 02/01/2025	285	291
Medtronic
3.500%, 03/15/2025	920	981
Perrigo Finance Unlimited
3.900%, 12/15/2024	320	315
3.500%, 12/15/2021	217	219

		6,001

Industrials — 0.2%
AerCap Aviation Solutions
6.375%, 05/30/2017	355	367
General Electric
5.000%, 12/29/2049 (D)	200	208
International Lease Finance
5.875%, 04/01/2019	249	266
Novelis
8.375%, 12/15/2017	76	77
Reynolds Group Issuer
5.750%, 10/15/2020	345	356

		1,274

Information Technology — 0.5%
Advanced Micro Devices
6.750%, 03/01/2019	301	271
Diamond 1 Finance
4.420%, 06/15/2021 (E)	935	954
eBay
3.800%, 03/09/2022	240	249
Fidelity National Information Services
5.000%, 10/15/2025	3	3
3.500%, 04/15/2023	126	128

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Intel
4.800%, 10/01/2041	$95	$105
KLA-Tencor
4.650%, 11/01/2024	691	735
Lam Research
2.800%, 06/15/2021	437	441
Micron Technology
7.500%, 09/15/2023 (E)	234	246
NXP BV
4.125%, 06/01/2021 (E)	375	378
Seagate HDD Cayman
4.750%, 01/01/2025	343	264
Total System Services
2.375%, 06/01/2018	90	90

		3,864

Materials — 0.3%
Barrick Gold
4.100%, 05/01/2023	49	50
Dow Chemical
4.250%, 11/15/2020	41	44
Freeport-McMoran Oil & Gas LLC
6.500%, 11/15/2020	129	124
International Paper
4.750%, 02/15/2022	305	334
LyondellBasell Industries
5.750%, 04/15/2024	1,125	1,306

		1,858

Telecommunication Services — 0.8%
AT&T
4.600%, 02/15/2021	60	65
4.450%, 04/01/2024	734	786
3.800%, 03/15/2022	110	115
3.400%, 05/15/2025	280	281
3.000%, 02/15/2022	485	487
Cox Communications
2.950%, 06/30/2023 (E)	173	162
RELX Capital
8.625%, 01/15/2019	455	524
SBA Tower Trust
3.156%, 10/15/2020 (E)	753	750
Sprint Capital
6.900%, 05/01/2019	1,070	998
Verizon Communications
4.600%, 04/01/2021	850	944
3.850%, 11/01/2042	323	296
3.500%, 11/01/2024	611	635

		6,043

Utilities — 0.5%
AES
7.375%, 07/01/2021	318	362

SEI Institutional Investments Trust / Annual Report / May 31, 2016	257

CONSOLIDATED SCHEDULE OF INVESTMENTS

Multi-Asset Real Return Fund (Continued)

May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Berkshire Hathaway Energy
6.125%, 04/01/2036	$275	$353
CMS Energy
5.050%, 03/15/2022	52	58
Constellation Energy Group
5.150%, 12/01/2020	26	29
Entergy
4.000%, 07/15/2022	648	686
Exelon
2.850%, 06/15/2020	1,225	1,253
Exelon Generation
4.250%, 06/15/2022	360	377
NRG Energy
6.250%, 05/01/2024	243	236
Pacific Gas & Electric
4.500%, 12/15/2041	65	73

		3,427

Total Corporate Obligations (Cost $49,778) ($ Thousands)		50,392

ASSET-BACKED SECURITIES — 4.4%

Automotive — 2.2%
Ally Auto Receivables Trust, Ser 2015-2, Cl A3
1.490%, 11/15/2019	364	366
AmeriCredit Automobile Receivables Trust, Ser 2013-3, Cl A3
0.920%, 04/09/2018	20	20
AmeriCredit Automobile Receivables Trust, Ser 2013-4, Cl A3
0.960%, 04/09/2018	22	22
ARI Fleet Lease Trust, Ser 2014-A, Cl A2
0.810%, 11/15/2022 (E)	99	99
Avis Budget Rental Car Funding AESOP LLC, Ser 2016-1A, Cl A
2.990%, 06/20/2022 (E)	438	438
Avis Budget Rental Car Funding AESOP, Ser 2013-2A, Cl A
2.970%, 02/20/2020 (E)	710	724
Bank of The West Auto Trust, Ser 2015-1, Cl A3
1.310%, 10/15/2019 (E)	748	749
California Republic Auto Receivables Trust, Ser 2014-2, Cl A4
1.570%, 12/16/2019	734	734
California Republic Auto Receivables Trust, Ser 2015-2, Cl A3
1.310%, 08/15/2019	561	561
Capital Auto Receivables Asset Trust, Ser 2014-1, Cl B
2.220%, 01/22/2019	160	160

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

CPS Auto Receivables Trust, Ser 2013-B, Cl A
1.820%, 09/15/2020 (E)	$236	$233
CPS Auto Receivables Trust, Ser 2014-B, Cl A
1.110%, 11/15/2018 (E)	158	157
Drive Auto Receivables Trust, Ser 2015-CA, Cl A2A
1.030%, 02/15/2018 (E)	6	6
Drive Auto Receivables Trust, Ser 2015-DA, Cl A2A
1.230%, 06/15/2018 (E)	193	192
Drive Auto Receivables Trust, Ser 2016-AA, Cl A2A
1.500%, 03/15/2018 (E)	85	84
Drive Auto Receivables Trust, Ser 2016-BA, Cl A2
1.380%, 08/15/2018 (E)	1,029	1,029
Enterprise Fleet Financing, Ser 2014-1, Cl A2
0.870%, 09/20/2019 (E)	113	113
Enterprise Fleet Financing, Ser 2015-1, Cl A2
1.300%, 09/20/2020 (E)	594	592
Exeter Automobile Receivables Trust, Ser 2014-2A, Cl A
1.060%, 08/15/2018 (E)	29	29
Exeter Automobile Receivables Trust, Ser 2016- 1A, Cl D
8.200%, 02/15/2023 (E)	280	277
Flagship Credit Auto Trust, Ser 2016-2, Cl D
8.560%, 11/15/2023 (E)	365	365
Ford Credit Auto Owner Trust, Ser 2012-D, Cl B
1.010%, 05/15/2018	100	100
Ford Credit Auto Owner Trust, Ser 2014-2, Cl A
2.310%, 04/15/2026 (E)	640	651
Ford Credit Floorplan Master Owner Trust, Ser 2015-2, Cl A2
1.003%, 01/15/2022 (D)	741	736
GM Financial Automobile Leasing Trust, Ser 2015-2, Cl A3
1.680%, 12/20/2018	855	859
Harley-Davidson Motorcycle Trust, Ser 2014-1, Cl A3
1.100%, 09/15/2019	340	340
Harley-Davidson Motorcycle Trust, Ser 2015-2, Cl A3
1.300%, 03/16/2020	748	747
Hertz Fleet Lease Funding, Ser 2013-3, Cl A
0.988%, 12/10/2027 (D)(E)	365	365
Hertz Vehicle Financing II, Ser 2015-2A, Cl A
2.020%, 09/25/2019 (E)	542	541
Hertz Vehicle Financing, Ser 2013-1A, Cl B2
2.480%, 08/25/2019 (E)	395	384
Hertz Vehicle Financing, Ser 2016-1A, Cl A
2.320%, 03/25/2020 (E)	352	352

258	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Hyundai Auto Lease Securitization Trust, Ser 2015-A, Cl A2
1.000%, 10/16/2017 (E)	$286	$286
Hyundai Auto Lease Securitization Trust, Ser 2015-B, Cl A3
1.400%, 11/15/2018 (E)	596	597
Mercedes Benz Auto Lease Trust, Ser 2015-B, Cl A3
1.340%, 07/16/2018	343	343
Nissan Auto Lease Trust, Ser 2015-A, Cl A3
1.400%, 06/15/2018	626	627
Porsche Innovative Lease Owner Trust, Ser 2015-1, Cl A4
1.430%, 05/21/2021 (E)	746	746
Santander Drive Auto Receivables Trust, Ser 2015-3, Cl A2A
1.020%, 09/17/2018	264	264
Santander Drive Auto Receivables Trust, Ser 2015-4, Cl A2A
1.200%, 12/17/2018	200	199
TCF Auto Receivables Owner Trust, Ser 2015- 1A, Cl A2
1.020%, 08/15/2018 (E)	375	375
Westlake Automobile Receivables Trust, Ser 2015-3A, Cl A2A
1.420%, 05/17/2021 (E)	269	269

		15,731

Credit Cards — 1.0%
Barclays Dryrock Issuance Trust, Ser 2014-3, Cl A
2.410%, 07/15/2022	416	425
Barclays Dryrock Issuance Trust, Ser 2015-1, Cl A
2.240%, 12/15/2022	748	751
Barclays Dryrock Issuance Trust, Ser 2015-2, Cl A
1.560%, 03/15/2021	784	786
Cabela’s Credit Card Master Note Trust, Ser 2014-1, Cl A
0.785%, 03/16/2020 (D)	500	500
Capital One Multi-Asset Execution Trust, Ser 2015-A5, Cl A5
1.600%, 05/17/2021	708	713
Chase Issuance Trust, Ser 2014, Cl A1
1.150%, 01/15/2019	630	631
Discover Card Execution Note Trust, Ser 2015- A1, Cl A1
0.783%, 08/17/2020 (D)	540	541
Discover Card Execution Note Trust, Ser 2015- A2, Cl A
1.900%, 10/17/2022	754	761

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

First National Master Note Trust, Ser 2013-2, Cl A
0.963%, 10/15/2019 (D)	$561	$561
Synchrony Credit Card Master Note Trust, Ser 2012-2, Cl A
2.220%, 01/15/2022	1,098	1,113
Synchrony Credit Card Master Note Trust, Ser 2016-1, Cl A
2.040%, 03/15/2022	247	249
World Financial Network Credit Card Master Trust, Ser 2013-A, Cl A
1.610%, 12/15/2021	161	161
World Financial Network Credit Card Master Trust, Ser 2015-A, Cl A
0.915%, 02/15/2022 (D)	424	424

		7,616

Other Asset-Backed Securities — 1.2%
Ally Master Owner Trust, Ser 2014-1, Cl A2
1.290%, 01/15/2019	1,051	1,051
Ally Master Owner Trust, Ser 2015-3, Cl A
1.630%, 05/15/2020	788	787
BMW Floorplan Master Owner Trust, Ser 2015- 1A, Cl A
0.933%, 07/15/2020 (D)(E)	1,062	1,063
CIT Equipment Collateral, Ser 2014-VT1, Cl A2
0.860%, 05/22/2017 (E)	271	271
Citi Held For Asset Issuance, Ser 2016-PM1, Cl A
4.650%, 04/15/2025 (E)	435	438
CNH Equipment Trust, Ser 2015-A, Cl A4
1.850%, 04/15/2021	520	523
Dell Equipment Finance Trust, Ser 2015-1, Cl A3
1.300%, 03/23/2020 (E)	258	258
Dell Equipment Finance Trust, Ser 2015-2, Cl A2A
1.420%, 12/22/2017 (E)	309	309
Ford Credit Floorplan Master Owner Trust, Ser 2014-1, Cl A1
1.200%, 02/15/2019	770	770
GE Dealer Floorplan Master Note Trust, Ser 2014-1, Cl A
0.819%, 07/20/2019 (D)	481	480
GE Dealer Floorplan Master Note Trust, Ser 2015-1, Cl A
0.939%, 01/20/2020 (D)	683	682
Navistar Financial Dealer Note Master Owner Trust II, Ser 2014-1, Cl A
1.196%, 10/25/2019 (D)(E)	596	597
Taco Bell Funding, Ser 2016-1A, Cl A2I
3.832%, 05/25/2046 (E)	558	559

SEI Institutional Investments Trust / Annual Report / May 31, 2016	259

CONSOLIDATED SCHEDULE OF INVESTMENTS

Multi-Asset Real Return Fund (Continued)

May 31, 2016

Description	Face Amount ($ Thousands)		Market Value ($ Thousands)

Volkswagen Credit Auto Master Trust, Ser 2014-1A, Cl A1
0.789%, 07/22/2019 (D)(E)		$350	$347
Volvo Financial Equipment, Ser 2015-1A, Cl A3
1.510%, 06/17/2019 (E)		742	744

			8,879

Total Asset-Backed Securities (Cost $32,163) ($ Thousands)			32,226

FOREIGN BONDS — 2.3%
Bank of America MTN
0.599%, 03/28/2018 (D)	EUR	850	944
Barclays Bank
7.750%, 04/10/2023 (D)		$321	340
6.860%, 09/29/2049 (D)(E)		106	122
6.625%, 03/30/2022	EUR	75	102
3.650%, 03/16/2025		$235	228
Basell Finance
8.100%, 03/15/2027 (E)		70	90
Cenovus Energy
5.700%, 10/15/2019		178	182
Credit Agricole
8.125%, 12/31/2049 (D)(E)		210	218
Credit Suisse Group Funding Guernsey
3.750%, 03/26/2025		375	367
Ecopetrol
5.875%, 05/28/2045		252	203
Empresa de Transporte de Pasajeros Metro
4.750%, 02/04/2024 (E)		296	312
Glencore Funding
3.125%, 04/29/2019 (E)		1,455	1,408
Grupo Bimbo
3.875%, 06/27/2024 (E)		553	562
Hutchison Whampoa International
1.625%, 10/31/2017 (E)		355	355
International Game Technology
6.250%, 02/15/2022 (E)		380	387
Intesa Sanpaolo MTN
5.017%, 06/26/2024 (E)		583	553
Israel Electric
5.000%, 11/12/2024 (E)		581	620
Korea National Oil
3.125%, 04/03/2017 (E)		200	203
Lloyds Banking Group
7.500%, 12/01/2099 (D)		371	372
MCE Finance
5.000%, 02/15/2021 (E)		250	245
Minsur
6.250%, 02/07/2024 (E)		320	307
Mizuho Financial Group Cayman 3
4.600%, 03/27/2024 (E)		631	676

Description	Face Amount ($ Thousands)		Market Value ($ Thousands)

Nacional del Cobre de Chile
4.500%, 09/16/2025 (E)		$625	$636
Nomura Holdings MTN
2.000%, 09/13/2016		248	249
NOVA Chemicals
5.250%, 08/01/2023 (E)		339	340
Numericable Group
5.375%, 05/15/2022 (E)	EUR	223	258
Odebrecht Finance
7.125%, 06/26/2042 (E)		$571	198
5.250%, 06/27/2029 (E)		369	113
Petrobras International Finance
5.750%, 01/20/2020		702	659
Petroleos Mexicanos
3.500%, 07/18/2018		144	144
Rabobank Capital Funding Trust
5.254%, 10/21/2016 (D)(E)		240	240
Rogers Communications
4.000%, 06/06/2022	CAD	20	17
Royal Bank of Scotland MTN
9.500%, 03/16/2022 (D)		$10	10
Royal Bank of Scotland Group
7.640%, 09/29/2017 (D)		300	289
7.500%, 12/29/2049 (D)		350	334
Santander UK
5.000%, 11/07/2023 (E)		555	578
Sociedad Quimica y Minera de Chile
3.625%, 04/03/2023 (E)		280	265
Societe Generale
5.922%, 04/05/2017 (D)(E)		100	101
Standard Chartered
6.409%, 01/30/2049 (D)(E)		400	364
Talent Yield Investments
4.500%, 04/25/2022 (E)		1,012	1,082
Telefonica Emisiones SAU
5.462%, 02/16/2021		70	79
Tencent Holdings MTN
3.375%, 05/02/2019 (E)		520	537
Trust F
5.250%, 12/15/2024 (E)		630	650
UBS Group Funding Jersey
4.125%, 09/24/2025 (E)		486	499
Virgolino de Oliveira Finance
10.500%, 01/28/2018 (E)(G)		500	25
Wind Acquisition Finance
4.750%, 07/15/2020 (E)		360	353
Yamana
4.950%, 07/15/2024		359	339

Total Foreign Bonds (Cost $17,890) ($ Thousands)			17,155

260	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Face Amount ($ Thousands)/Shares		Market Value ($ Thousands)

SOVEREIGN DEBT — 0.5%
Brazil Notas do Tesouro Nacional, Ser F
10.000%, 01/01/2017	BRL	4,890	$1,330
10.000%, 01/01/2027		6,340	1,486
Qatar Government International Bond
2.375%, 06/02/2021 (E)		$652	644
United Mexican States MTN
5.950%, 03/19/2019		94	104

Total Sovereign Debt (Cost $3,986) ($ Thousands)			3,564

FOREIGN COMMON STOCK — 0.4%

Israel — 0.0%
magicJack VocalTec*		97	1

Puerto Rico — 0.4%
Popular (C)		102,200	3,203

Total Foreign Common Stock (Cost $2,471) ($ Thousands)			3,204

PREFERRED STOCK — 0.0%

Financials — 0.0%
Allstate, 5.100% (D)		125	3

Total Preferred Stock (Cost $3) ($ Thousands)			3

Total Investments — 117.3% (Cost $841,233) ($ Thousands)			$859,560

COMMON STOCK SOLD SHORT— (14.2)%

Consumer Discretionary — (7.7)%
1-800-Flowers.com, Cl A*		(32,400)	(261)
America’s Car-Mart*		(11,400)	(271)
Apollo Education Group, Cl A*		(47,300)	(435)
Arctic Cat		(41,400)	(653)
Ascena Retail Group*		(173,800)	(1,255)
Ascent Capital Group, Cl A*		(11,400)	(214)
Beazer Homes USA*		(183,900)	(1,444)
Belmond, Cl A*		(9,300)	(88)
Boot Barn Holdings*		(6,500)	(49)
BorgWarner		(80,300)	(2,733)
Bridgepoint Education*		(9,100)	(71)
Cabela’s*		(18,300)	(889)
Carmax*		(78,500)	(4,212)
Cherokee*		(5,100)	(72)
Chipotle Mexican Grill, Cl A*		(7,220)	(3,191)

Description	Shares	Market Value ($ Thousands)

Choice Hotels International	(10,000)	$(454)
Christopher & Banks*	(19,848)	(39)
ClubCorp Holdings	(12,200)	(147)
Crocs*	(28,400)	(279)
Del Frisco’s Restaurant Group*	(24,700)	(382)
Delphi Automotive	(3,200)	(217)
Destination XL Group*	(13,200)	(62)
Dollar Tree*	(500)	(45)
EW Scripps, Cl A*	(54,500)	(919)
Federal-Mogul Holdings, Cl A*	(6,600)	(56)
Fiesta Restaurant Group*	(29,500)	(741)
Fox Factory Holding*	(24,500)	(408)
Fred’s, Cl A	(9,900)	(145)
Gentherm*	(16,800)	(615)
Global Eagle Entertainment*	(21,300)	(154)
Groupon, Cl A*	(285,100)	(1,009)
H&R Block	(14,700)	(314)
Hanesbrands	(97,400)	(2,637)
Harley-Davidson	(96,700)	(4,486)
Houghton Mifflin Harcourt*	(59,400)	(1,022)
HSN	(8,300)	(435)
Johnson Controls	(1,200)	(53)
Kate Spade*	(72,000)	(1,574)
Kona Grill*	(21,100)	(266)
La Quinta Holdings*	(12,400)	(147)
Liberty Global, Cl A*	(15,400)	(575)
Liberty Ventures, Ser A*	(114,900)	(4,287)
Lions Gate Entertainment	(50,100)	(1,117)
Malibu Boats, Cl A*	(15,600)	(212)
MarineMax*	(1,700)	(29)
Media General*	(76,700)	(1,368)
MGM Resorts International*	(18,500)	(423)
Monro Muffler	(7,000)	(441)
Motorcar Parts & Accessories*	(29,700)	(890)
NetFlix*	(47,900)	(4,913)
New Home*	(11,100)	(112)
Penn National Gaming*	(31,600)	(495)
Ruby Tuesday*	(11,400)	(44)
Service International	(2,500)	(68)
Sotheby’s	(28,900)	(864)
Spartan Motors	(14,000)	(90)
Taylor Morrison Home, Cl A*	(32,400)	(483)
Thor Industries	(1,700)	(111)
Time	(87,900)	(1,395)
TripAdvisor*	(37,600)	(2,547)
Tuesday Morning*	(49,600)	(337)
Under Armour, Cl A*	(56,500)	(2,132)
Universal Technical Institute	(6,773)	(22)
VF	(8,800)	(548)
William Lyon Homes, Cl A*	(18,900)	(307)

		(56,254)

SEI Institutional Investments Trust / Annual Report / May 31, 2016	261

CONSOLIDATED SCHEDULE OF INVESTMENTS

Multi-Asset Real Return Fund (Continued)

May 31, 2016

Description	Shares	Market Value ($ Thousands)

Financials — (1.1)%
Ally Financial*	(87,800)	$(1,575)
Ezcorp, Cl A*	(21,400)	(145)
Forestar Group*	(18,200)	(223)
Genworth Financial, Cl A*	(409,000)	(1,513)
Greenlight Capital Re, Cl A*	(10,500)	(213)
Home BancShares	(9,500)	(417)
Kennedy-Wilson Holdings	(2,800)	(60)
Moody’s	(26,600)	(2,624)
OneMain Holdings, Cl A*	(4,500)	(141)
PHH *	(41,700)	(595)
TFS Financial	(39,500)	(729)
Yadkin Financial	(6,900)	(183)

		(8,418)

Industrials — (1.4)%
Acacia Research	(31,800)	(164)
Ameresco, Cl A*	(8,200)	(38)
American Science & Engineering	(5,100)	(160)
Builders FirstSource*	(105,800)	(1,244)
CDI	(4,700)	(30)
Chart Industries*	(33,000)	(857)
DXP Enterprises*	(17,700)	(246)
Engility Holdings*	(6,600)	(155)
Kirby*	(11,800)	(827)
KLX*	(9,600)	(316)
Knight Transportation	(38,000)	(993)
Kratos Defense & Security Solutions*	(19,900)	(83)
LB Foster, Cl A	(8,900)	(103)
LMI Aerospace*	(3,700)	(31)
Macquarie Infrastructure	(12,400)	(888)
MRC Global*	(111,000)	(1,575)
Northwest Pipe*	(2,400)	(22)
Primoris Services	(14,900)	(321)
Quad, Cl A	(20,200)	(388)
Raven Industries	(18,100)	(365)
RBC Bearings*	(3,100)	(232)
Rush Enterprises, Cl A*	(15,500)	(341)
Sparton*	(3,400)	(66)
SPX	(10,300)	(171)
Team*	(1,400)	(42)
Twin Disc	(2,400)	(23)
Wesco Aircraft Holdings*	(32,400)	(456)
YRC Worldwide*	(32,100)	(296)

		(10,433)

Information Technology — (1.9)%
Apple	(10,500)	(1,049)
Applied Micro Circuits*	(84,100)	(553)
Applied Optoelectronics*	(5,800)	(61)
Bel Fuse, Cl B	(3,600)	(65)
Black Box	(8,200)	(103)

Description	Shares	Market Value ($ Thousands)

Brocade Communications Systems	(41,550)	$(377)
Cabot Microelectronics	(1,000)	(43)
Calix*	(32,200)	(218)
Cavium*	(11,200)	(557)
Cognex	(19,900)	(857)
CommScope Holding*	(24,600)	(766)
CUI Global*	(10,600)	(61)
Cypress Semiconductor	(330,800)	(3,517)
Daktronics	(11,300)	(90)
Exar*	(12,600)	(86)
FARO Technologies*	(8,400)	(297)
Harmonic*	(40,700)	(117)
Immersion*	(20,600)	(132)
Lattice Semiconductor*	(313,200)	(1,823)
M*	(8,900)	(321)
PDF Solutions*	(2,800)	(41)
Power Integrations	(7,800)	(389)
Silicon Graphics International*	(74,900)	(394)
Sonus Networks*	(29,400)	(269)
Synaptics*	(1,200)	(81)
Ultratech*	(1,500)	(34)
Veeco Instruments*	(27,000)	(480)
ViaSat*	(3,000)	(207)
Zebra Technologies, Cl A*	(19,000)	(1,009)

		(13,997)

Materials — (2.1)%
Allegheny Technologies	(60,100)	(744)
Axiall	(110,600)	(2,576)
Century Aluminum*	(213,600)	(1,380)
CF Industries Holdings	(8,100)	(224)
Chemours	(29,400)	(256)
Coeur Mining*	(173,200)	(1,304)
Compass Minerals International	(31,400)	(2,448)
Deltic Timber	(1,700)	(109)
Freeport-McMoRan, Cl B	(316,400)	(3,506)
KapStone Paper and Packaging	(20,200)	(308)
LSB Industries*	(52,100)	(685)
Olin	(5,200)	(120)
Real Industry*	(8,600)	(58)
Rentech*	(9,900)	(25)
TimkenSteel	(120,800)	(1,082)
WestRock	(9,000)	(357)

		(15,182)

Total Common Stock Sold Short (Proceeds $105,558) ($ Thousands)		(104,284)

Total Investments Sold Short — (14.2)% (Proceeds $105,558) ($ Thousands)		$(104,284)

262	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Description	Contracts	Market Value ($ Thousands)

PURCHASED OPTION(H) — 0.1%
August 2016, Brent Crude Put,
Expires 08/01/2016,
Strike Price $48*	76	$87

Total Purchased Option (Cost $156) ($ Thousands)		$87

A list of the open futures contracts held by the Fund at May 31, 2016, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
Brent Crude	266	Sep-2016	$831
Brent Crude	31	Nov-2016	112
Coffee	32	Jul-2016	19
Coffee Robusta	92	Jul-2016	113
Copper	89	Jul-2016	(69)
Corn	450	Sep-2016	328
Corn	310	Jul-2016	602
Cotton No. 2	(89)	Jul-2016	(8)
Cotton No. 2	46	Dec-2016	–
Crude Oil	(62)	Nov-2016	(230)
Crude Oil	(58)	Dec-2016	39
Crude Oil	81	Dec-2017	229
Crude Oil	242	Jul-2016	1,573
Euro-Bob	(81)	Jun-2016	13
Feeder Cattle	(43)	Aug-2016	(114)
Gold	154	Aug-2016	(886)
Heating Oil	24	Nov-2016	120
Heating Oil	106	Jul-2016	987
ICE Brent Crude	11	Dec-2017	169
Lean Hogs	265	Jul-2016	(79)
Live Cattle	82	Aug-2016	(35)
LME Nickel	(56)	Dec-2016	23
LME Nickel	144	Jul-2016	(232)
LME Zinc	184	Jul-2016	491
LME Zinc	(30)	Dec-2016	(88)
MSCI EAFE Index E-MINI	(131)	Jun-2016	(320)
Natural Gas Swap Future	574	Jul-2016	571
Natural Gas Swap Future	(79)	Nov-2016	(103)
Palladium	31	Sep-2016	(102)
RBOB Gasoline	67	Jul-2016	336
S&P 500 Index E-MINI	(111)	Jun-2016	(485)
Silver	77	Jul-2016	58
Soybean	174	Jul-2016	1,163
Soybean	35	Nov-2016	6
Soybean Meal	191	Jul-2016	1,250
Soybean Oil	151	Dec-2016	(45)
Soybean Oil	147	Jul-2016	(171)
Sugar No. 11	130	Jul-2016	319
Sugar No. 11	(232)	May-2017	(220)

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
Sugar No. 11	225	Mar-2017	$237
U.S. 10-Year Treasury Note	(102)	Sep-2016	(4)
U.S. 5-Year Treasury Note	115	Sep-2016	22
Wheat	62	Jul-2016	(41)
Wheat	(184)	Sep-2016	(29)
Wheat	184	Jul-2016	28

			$6,378

For the year ended May 31, 2016, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

A list of the open forward foreign currency contracts held by the Fund at May 31, 2016, is as follows:

Settlement Date	Currency to Deliver (Thousands)		Currency To Receive (Thousands)		Unrealized Appreciation (Depreciation) ($ Thousands)
06/02/16	USD	1,575	BRL	5,667	$(2)
06/02/16-01/04/17	BRL	16,468	USD	4,265	(207)
06/10/16	USD	1,401	MYR	5,721	(14)
06/17/16	USD	1,845	MXN	32,624	(75)
06/23/16	CAD	2,237	USD	1,701	(9)
07/15/16	USD	901	INR	60,644	(4)
07/15/16	SGD	3,831	USD	2,831	49
07/15/16	MYR	5,710	USD	1,464	76
07/20/16	USD	372	EUR	333	(1)
07/20/16	EUR	2,961	USD	3,354	52
07/21/16	GBP	1,610	USD	2,327	(17)
08/05/16	TWD	89,090	USD	2,731	(1)

					$(153)

A list of the counterparties for the outstanding forward foreign currency contracts held by the Fund at May 31, 2016, is as follows:

Counterparty	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
Bank of New York	$(2,782)	$2,831	$49
Barclays PLC	(901)	897	(4)
Brown Brothers Harriman	(372)	371	(1)
Deutsche Bank	(1,388)	1,464	76
Goldman Sachs	(3,052)	2,818	(234)
HSBC	(5,076)	5,058	(18)
JPMorgan Chase Bank	(8,325)	8,315	(10)
Morgan Stanley	(1,527)	1,530	3
USAllianz	(1,402)	1,388	(14)

			$(153)

For the year ended May 31, 2016 the total amount of all open forward foreign currency contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

SEI Institutional Investments Trust / Annual Report / May 31, 2016	263

CONSOLIDATED SCHEDULE OF INVESTMENTS

Multi-Asset Real Return Fund (Concluded)

May 31, 2016

A list of the open centrally cleared swap agreements held by the Fund at May 31, 2016, is as follows:

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Termination Date		Notional Amount ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Credit Suisse	3-Month USD - LIBOR	1.75%	10/31/2019		$3,860	$76
Morgan Stanley	3-Month NZD - BKBM	4.07%	06/09/2025		3,800	280
Morgan Stanley	2.25%	3-Month NZD - BKBM	04/28/2018		15,380	11
Morgan Stanley	2.21%	3-Month AUD - BBR	04/27/2018		15,550	(68)
Morgan Stanley	1.92%	3-Month AUD - BBR	10/30/2017		15,030	–
Morgan Stanley	3.37%	3-Month NZD - BKBM	06/09/2017		32,580	(455)
Morgan Stanley	2.40%	6-Month GBP - LIBOR	06/05/2045		560	(143)
Morgan Stanley	2.63%	3-Month USD - LIBOR	11/10/2035		3,600	(346)
Morgan Stanley	3-Month USD - LIBOR	3.31%	05/06/2034		1,650	334
Morgan Stanley	6-Month NOK - NIBOR	1.56%	05/12/2026		27,340	(20)
Morgan Stanley	2.29%	3-Month USD - LIBOR	08/04/2025		3,900	(241)
Morgan Stanley	6-Month AUD - BBR	3.38%	06/09/2025		2,260	142
Morgan Stanley	2.49%	3-Month USD - LIBOR	06/09/2025		1,240	(102)
Morgan Stanley	2.31%	3-Month USD - LIBOR	05/18/2025		2,880	(165)
Morgan Stanley	1.99%	3-Month USD - LIBOR	04/21/2025		2,040	(63)
Morgan Stanley	6-Month AUD - BBR	2.97%	03/11/2025		3,610	126
Morgan Stanley	3-Month USD - LIBOR	2.69%	09/24/2024		2,470	222
Morgan Stanley	3-Month USD - LIBOR	2.67%	07/18/2024		1,710	158
Morgan Stanley	2.67%	3-Month USD - LIBOR	07/10/2024		2,130	(199)
Morgan Stanley	2.63%	3-Month USD - LIBOR	07/02/2024		3,360	(304)
Morgan Stanley	3-Month USD - LIBOR	2.63%	05/29/2024		1,630	131
Morgan Stanley	2.63%	3-Month USD - LIBOR	05/23/2024		4,050	(325)
Morgan Stanley	2.82%	3-Month USD - LIBOR	04/28/2024		2,770	(266)
Morgan Stanley	2.89%	3-Month USD - LIBOR	02/14/2024		1,780	(189)
Morgan Stanley	2.98%	3-Month USD - LIBOR	01/14/2024		1,990	(228)
Morgan Stanley	2.24%	3-Month USD - LIBOR	06/25/2021		1,680	(88)
Morgan Stanley	1.69%	3-Month USD - LIBOR	08/06/2020		7,270	(161)
Morgan Stanley	6-Month GBP - LIBOR	1.65%	06/05/2020		6,030	256
Morgan Stanley	1.57%	3-Month USD - LIBOR	04/01/2020		5,370	(76)
Morgan Stanley	1.01%	6M NOK - NIBOR	05/19/2018		73,190	1
Morgan Stanley	0.95%	6M NOK - NIBOR	05/12/2018		220,160	27
Morgan Stanley	2.22%	3-Month AUD - BBR	06/09/2017		20,800	(45)
Morgan Stanley	0.81%	3-Month USD - LIBOR	05/18/2017		15,030	5
Morgan Stanley	2.14%	3-Month AUD - BBR	03/11/2017		23,690	(22)

						$(1,737)

A list of the open OTC swap agreements held by the Fund at May 31, 2016 is as follows:
Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Termination Date		Notional Amount ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Barclays Bank PLC	1.10%	3 Month USD - LIBOR	02/21/2017		$500	$(2)
Credit Suisse	3-Month USD -LIBOR	2.09%	03/12/2022		250	10
Morgan Stanley	2.80%	3 Month USD - LIBOR	03/06/2042		330	(49)
Morgan Stanley	2.81%	3 Month USD - LIBOR	02/21/2042		450	(69)

						$(110)

Credit Default Swaps
Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pays)/Receives Rate	Termination Date	Notional Amount ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Bank of America	Societe Generale	SELL	3.00%	12/20/2017	$(223)	$7
Citibank	Advanced Micro Devices	BUY	5.00	03/20/2019	300	(3)
Citibank	Sprint Communications	BUY	5.00	06/20/2019	499	61
Citibank	Sprint Communications	BUY	5.00	06/20/2019	571	70
Deutsche Bank	Anadarko Petroleum Corporation	SELL	1.00	09/20/2017	(170)	1

						$136

264	SEI Institutional Investments Trust / Annual Report / May 31, 2016

For the year ended May 31, 2016, the total amount of all open swap agreements, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $733,029 ($ Thousands).

*	Non-income producing security.

(A)	The rate reported is the effective yield at time of purchase.

(B)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

(C)	Security, or a portion thereof, has been pledged as collateral on reverse repurchase agreements and securities sold short.

(D)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of May 31, 2016.

(E)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2016, the value of these securities amounted to $49,840 ($ Thousands), 6.8% representing of the net assets of the Fund.

(F)	Step Bonds — The rate reflected on the Schedule of Investments is the effective yield on May 31, 2016. The coupon on a step bond changes on a specified date.

(G)	Security is in default on interest payment.

(H)	For the year ended May 31, 2016, the total amount of open purchased options, as presented in the Schedule of Investments, are representative of the volume of activity for these derivative types during the period.

AUD — Australian Dollar

BBR — Australian Bank Bill Benchmark

BKBM — New Zealand Bank Bill Benchmark

BRL — Brazilian Real

CAD — Canadian Dollar

Cl — Class

CMO — Collateralized Mortgage Obligation

EAFE — Europe, Australasia and Far East

EUR — Euro

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GBP — British Pound Sterling

INR — Indian Rupee

IO — Interest Only

LIBOR — London Interbank Offered Rate

LLC — Limited Liability Company

MSCI — Morgan Stanley Capital International

MTN — Medium Term Note

MXN — Mexican Peso

MYR — Malaysian Ringgit

NIBOR — Norwegian Interbank Offered Rate

NOK — Norwegian Krone

NZD — New Zealand Dollar

OTC — Over the Counter

PLC — Public Limited Company

S&P — Standard & Poor’s

Ser — Series

SGD — Singapore Dollar

TWD — Taiwanese Dollar

USD — United States Dollar

The following is a list of the level of inputs used as of May 31, 2016, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$—	$488,730	$—	$488,730
Common Stock	207,223	—	—	207,223
Mortgage-Backed Securities	—	57,063	—	57,063
Corporate Obligations	—	50,392	—	50,392
Asset-Backed Securities	—	32,226	—	32,226
Foreign Bonds	—	17,155	—	17,155
Sovereign Debt	—	3,564	—	3,564
Foreign Common Stock	3,204	—	—	3,204
Preferred Stock	—	3	—	3

Total Investments in Securities	$210,427	$649,133	$—	$859,560

Securities Sold Short	Level 1	Level 2	Level 3	Total
Common Stock	$(104,284)	$—	$—	$(104,284)

Total Securities Sold Short	$(104,284)	$—	$—	$(104,284)

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Purchased Options	$87	$—	$—	$87
Futures Contracts*
Unrealized Appreciation	9,639	—	—	9,639
Unrealized Depreciation	(3,261)	—	—	(3,261)
Forwards Contracts*
Unrealized Appreciation	—	177	—	177
Unrealized Depreciation	—	(330)	—	(330)
Centrally Cleared Swaps
Interest Rate Swaps*
Unrealized Appreciation	—	1,769	—	1,769
Unrealized Depreciation	—	(3,506)	—	(3,506)
OTC Swaps
Interest Rate Swaps*
Unrealized Appreciation	—	10	—	10
Unrealized Depreciation	—	(120)	—	(120)
Credit Default Swaps*
Unrealized Appreciation	—	139	—	139
Unrealized Depreciation	—	(3)	—	(3)
Reverse Repurchase Agreements	—	(158,503)	—	(158,503)

Total Other Financial Instruments	$6,465	$(160,367)	$—	$(153,902)

*	Futures contracts, forwards contracts and swaps are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2016, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2016	265

STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

May 31, 2016

	Large Cap Fund		Large Cap Diversified Alpha Fund
Assets:
Investments, at value†	$2,025,770	*	$50,951
Affiliated investments, at value††	102,659		3,568
Cash and cash equivalents	—		64
Cash pledged as collateral for forward foreign currency contracts, futures contracts and swap contracts	—		—
Receivable for fund shares sold	1,454		—
Receivable for investment securities sold	64,204		690
Dividends and Interest receivable	4,037		100
Foreign tax reclaim receivable	7		3
Receivable for variation margin	—		—
Prepaid expenses	9		—
Total Assets	2,198,140		55,376
Liabilities:
Payable for fund shares redeemed	42,735		—
Payable upon return on securities loaned	40,532		—
Payable for investment securities purchased	27,956		1,028
Payable for variation margin	1		1
Investment advisory fees payable	319		10
Trustees fees payable	5		—
CCO fees payable	5		—
Accrued expense payable	65		2
Total Liabilities	111,618		1,041
Net Assets	$2,086,522		$54,335
† Cost of investments	$1,644,626		$44,947
†† Cost of affiliated investments	102,659		3,568
* Includes market value of securities on loan	39,531		—
Net Assets:
Paid-in Capital — (unlimited authorization — no par value)	$1,702,844		$51,093
Undistributed net investment income	4,108		—
Accumulated net realized gain (loss) on investments, option contracts, swaptions, futures contracts, securities sold short, swap contracts and foreign currency	(1,574)		(2,773)
Net unrealized appreciation on investments and securities sold short	381,144		6,004
Net unrealized appreciation on futures contracts	—		11
Net unrealized depreciation on forward foreign currency contracts, foreign currencies and translation of other assets and liabilities denominated in foreign currencies	—		—
Net Assets	$2,086,522		$54,335
Net Asset Value, Offering and Redemption Price Per Share — Class A	$18.90		$9.18
	($2,086,522,326 ÷ 110,376,304 shares	)	($54,334,972 ÷ 5,917,558 shares	)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

266	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Large Cap Disciplined Equity Fund		Large Cap Index Fund		S&P 500 Index Fund		Extended Market Index Fund		Small Cap Fund		Small Cap II Fund		Small/Mid Cap Equity Fund

$3,449,018	*	$2,009,940	*	$3,315,774	*	$695,837	*	$469,552	*	$429,839	*	$1,568,013	*
176,395		61,067		87,430		58,423		49,120		54,906		231,810
11		332		—		129		35		—		17
2,200		—		—		—		—		—		—
9,517		37,164		46,216		1,863		1,780		2,639		3,422
41,696		8,102		6,723		3,579		14,827		4,982		38,186
6,553		4,157		7,271		616		423		337		1,632
59		—		6		—		2		—		4
—		4		—		26		13		16		23
23		11		155		4		3		2		10
3,685,472		2,120,777		3,463,575		760,477		535,755		492,721		1,843,117

25,617		9,519		10,644		2,720		275		414		10,244
24,483		20,890		26,532		42,598		22,227		33,837		152,985
42,347		28,461		41,603		818		10,836		2,550		36,454
156		55		83		—		—		—		—
512		17		28		24		178		153		587
8		5		8		2		1		1		4
8		4		7		1		1		1		4
115		156		110		56		15		23		55
93,246		59,107		79,015		46,219		33,533		36,979		200,333
$3,592,226		$2,061,670		$3,384,560		$714,258		$502,222		$455,742		$1,642,784
$2,935,956		$1,205,321		$3,132,817		$677,020		$422,557		$390,120		$1,368,924
176,395		60,686		87,430		58,025		49,120		54,906		231,810
23,966		20,437		25,973		41,654		21,631		33,133		149,493
$3,112,875		$1,249,148		$3,229,249		$690,065		$476,497		$444,954		$1,462,202
5,236		4,973		8,453		693		137		336		4,644
(42,785)		748		(39,115)		3,219		(21,568)		(29,736)		(23,526)
513,062		805,000		182,957		19,215		46,995		39,719		199,089
3,840		1,801		3,016		1,066		161		469		376
(2)		—		—		—		—		—		(1)
$3,592,226		$2,061,670		$3,384,560		$714,258		$502,222		$455,742		$1,642,784
$12.57		$160.22		$11.60		$12.30		$15.99		$11.14		$11.98
($3,592,225,877 ÷ 285,888,559 shares	)	($2,061,669,873 ÷ 12,867,700 shares	)	($3,384,560,012 ÷ 291,667,388 shares	)	($714,257,941 ÷ 58,085,938 shares	)	($502,222,414 ÷ 31,406,430 shares	)	($455,742,404 ÷ 40,905,016 shares	)	($1,642,783,852 ÷ 137,153,919 shares	)

SEI Institutional Investments Trust / Annual Report / May 31, 2016	267

STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

May 31, 2016

	U.S. Managed Volatility Fund		Global Managed Volatility Fund
Assets:
Investments, at value†	$1,505,041		$996,406
Affiliated investments, at value††	3,594		54,498
Cash and cash equivalents	—		4,274
Cash pledged as collateral for forward foreign currency contracts, futures contracts and swap contracts	—		—
Foreign currency, at value†††	4,032		4,172
Receivable from custodian	—		—
Receivable for fund shares sold	3,312		6,648
Receivable for investment securities sold	53,101		8,774
Dividends and Interest receivable	3,449		2,721
Unrealized gain on forward foreign currency contracts	—		737
Unrealized gain on foreign spot currency contracts	—		10
Options purchased, at value†††††	—		—
Foreign tax reclaim receivable	—		474
Receivable for variation margin	—		82
Prepaid expenses	9		1
Total Assets	1,572,538		1,078,797
Liabilities:
Payable for fund shares redeemed	33,802		6,415
Payable to custodian	12,580		—
Payable for investment securities purchased	1,149		10,768
Payable for variation margin	79		83
Payable upon return on securities loaned	—		—
Income distribution payable	—		—
Swap contracts, at value††††	—		—
Options written, at value†††††	—		—
Foreign currency payable to custodian, at value†††	—		—
Unrealized loss on foreign currency spot contracts	—		1
Unrealized loss on forward foreign currency contracts	—		214
Investment advisory fees payable	280		198
Trustees fees payable	4		3
CCO fees payable	3		2
Interest payable	—		—
Accrued expense payable	73		99
Accrued foreign capital gains tax on appreciated securities	—		—
Total Liabilities	47,970		17,783
Net Assets	$1,524,568		$1,061,014
† Cost of investments	$1,279,955		$927,943
†† Cost of affiliated investments	3,594		54,498
††† Cost of foreign currency	4,082		4,218
†††† Cost (Premiums received)	—		—
††††† Cost (Premiums received)	—		—
* Includes market value of securities on loan	—		—
Net Assets:
Paid-in Capital — (unlimited authorization — no par value)	$1,269,175		$985,366
Undistributed (distributions in excess of) net investment income	3,555		451
Accumulated net realized gain (loss) on investments, option contracts, swaptions, futures contracts, securities sold short, swap contracts and foreign currency	26,552		5,486
Net unrealized appreciation (depreciation) on investments and securities sold short	225,086		68,463
Net unrealized depreciation on option contracts	—		—
Net unrealized appreciation (depreciation) on futures contracts	249		769
Net unrealized appreciation (depreciation) on forward foreign currency contracts, foreign currencies and translation of other assets and liabilities denominated in foreign currencies	(49)		479
Net unrealized depreciation on swap contracts	—		—
Accumulated foreign capital gains tax on appreciated securities	—		—
Net Assets	$1,524,568		$1,061,014
Net Asset Value, Offering and Redemption Price Per Share — Class A	$13.92		$10.78
	($1,524,567,525 ÷ 109,515,110 shares	)	($1,061,013,974 ÷ 98,406,651 shares	)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

268	SEI Institutional Investments Trust / Annual Report / May 31, 2016

World Equity Ex-US Fund	Screened World Equity Ex-US Fund	Emerging Markets Equity Fund	Opportunistic Income Fund	Core Fixed Income Fund	High Yield Bond Fund	Long Duration Fund

$6,523,491 *	$77,654	$904,751	$2,065,532	$5,382,903	$2,512,720	$2,731,591
559,427	2,084	2,804	67,573	69,172	120,669	37,360
167,531	2,814	16,574	962	1,369	257	7,618
—	—	—	53	6,745	—	321
6,498	43	—	—	677	—	—
—	—	1,746	—	—	—	—
30,297	—	30,937	16,622	22,412	12,674	8
10,245	20	15,033	3,444	474,606	15,132	71,817
19,819	207	2,100	7,091	25,983	40,691	27,479
—	—	—	—	968	—	—
10	—	8	—	—	—	—
—	—	—	—	268	—	—
7,459	100	30	—	6	2	19
1,121	11	—	1	196	—	354
41	1	4	13	32	14	17
7,325,939	82,934	973,987	2,161,291	5,985,337	2,702,159	2,876,584

21,638	6	6,595	4,503	26,222	5,611	65,505
—	—	—	—	—	—	—
15,159	51	31,324	26,575	690,715	55,612	33,939
706	8	—	—	899	—	179
362,212	—	—	—	—	—	—
—	—	—	—	180	293	604
—	—	—	—	1,163	—	700
—	—	—	—	29	—	—
—	—	31	—	—	—	—
14	—	10	—	—	—	—
—	—	—	—	577	—	—
1,740	18	428	437	494	615	314
17	—	2	5	13	6	7
15	—	2	5	12	6	6
—	—	—	20	—	—	—
334	15	196	77	174	97	93
167	—	—	—	—	—	—
402,002	98	38,588	31,622	720,478	62,240	101,347
$6,923,937	$82,836	$935,399	$2,129,669	$5,264,859	$2,639,919	$2,775,237
$6,414,628	$79,703	$932,010	$2,088,839	$5,278,329	$2,646,129	$2,550,423
559,427	2,084	2,804	67,573	69,172	120,669	37,360
6,491	49	(30)	—	708	—	—
—	—	—	—	173	—	—
—	—	—	—	354	—	—

344,379	—	—	—	—	—	—
$7,094,091	$95,794	$1,001,097	$2,201,420	$5,170,321	$2,874,064	$2,610,626
69,787	843	5,936	17,489	4,712	13,848	(1,653)
(356,218)	(11,782)	(44,385)	(65,921)	(7,006)	(114,584)	(13,524)
108,863	(2,049)	(27,259)	(23,307)	104,574	(133,409)	181,168
—	—	—	—	(115)	—	—
7,805	41	—	(12)	(385)	—	507
(224)	(11)	10	—	417	—	—
—	—	—	—	(7,659)	—	(1,887)
(167)	—	—	—	—	—	—
$6,923,937	$82,836	$935,399	$2,129,669	$5,264,859	$2,639,919	$2,775,237
$10.80	$8.50	$8.61	$8.11	$10.44	$8.53	$8.68
($6,923,937,020 ÷ 640,827,265 shares )	($82,836,123 ÷ 9,749,180 shares )	($935,398,909 ÷ 108,615,531 shares )	($2,129,669,270 ÷ 262,465,691 shares )	($5,264,858,666 ÷ 504,493,098 shares )	($2,639,918,595 ÷ 309,416,058 shares )	($2,775,236,944 ÷ 319,665,463 shares )

SEI Institutional Investments Trust / Annual Report / May 31, 2016	269

STATEMENTS OF ASSETS AND LIABILITIES / CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

May 31, 2016

	Long Duration Credit Fund	Ultra Short Duration Bond Fund
Assets:
Investments, at value†	$3,272,729	$547,829
Affiliated investments, at value††	41,861	1,968
Cash and cash equivalents	2,319	15
Cash pledged as collateral for forward foreign currency contracts, futures contracts and swap contracts	—	45
Foreign currency, at value†††	—	—
Receivable from custodian	—	—
Receivable for fund shares sold	46,364	4,130
Dividends and Interest receivable	34,735	1,366
Receivable for investment securities sold	29,189	35
Receivable for variation margin	144	1
Foreign tax reclaim receivable	30	—
Unrealized gain on forward foreign currency contracts	—	—
Unrealized gain on foreign spot currency contracts	—	—
Swap contracts, at value††††	—	—
Options purchased, at value†††††	—	—
Prepaid expenses	21	4
Total Assets	3,427,392	555,393
Liabilities:
Payable for investment securities purchased	88,048	15,193
Payable for fund shares redeemed	4,801	4,490
Payable for variation margin	262	—
Payable for securities sold short@	—	—
Income distribution payable	—	11
Swap contracts, at value††††	—	—
Reverse repurchase agreements	—	—
Payable to custodian	—	—
Unrealized loss on foreign currency spot contracts	—	—
Unrealized loss on forward foreign currency contracts	—	—
Investment advisory fees payable	360	47
Trustees fees payable	8	1
CCO fees payable	7	1
Interest payable	—	—
Accrued expense payable	100	21
Total Liabilities	93,586	19,764
Net Assets	$3,333,806	$535,629
† Cost of investments	$3,172,971	$548,177
†† Cost of affiliated investments	41,861	1,968
††† Cost of foreign currency	—	—
†††† Cost (Premiums received)	—	—
††††† Cost (Premiums received)	—	—
@ Proceedsfrom securities sold short	—	—
Net Assets:
Paid-in Capital — (unlimited authorization — no par value)	$3,263,996	$539,661
Undistributed (distributions in excess of) net investment income	(14)	(35)
Accumulated net realized loss on investments, option contracts, swaptions, futures contracts, securities sold short, swap contracts and foreign currency	(30,130)	(3,644)
Net unrealized appreciation (depreciation) on investments and securities sold short	99,758	(348)
Net unrealized depreciation on option contracts	—	—
Net unrealized appreciation (depreciation) on futures contracts	196	(5)
Net unrealized appreciation (depreciation) on forward foreign currency contracts, foreign currencies and translation of other assets and liabilities denominated in foreign currencies	—	—
Net unrealized appreciation (depreciation) on swap contracts	—	—
Net Assets	$3,333,806	$535,629
Net Asset Value, Offering and Redemption Price Per Share — Class A	$10.26	$9.98
	($3,333,805,612 ÷ 325,017,438 shares )	($535,629,352 ÷ 53,666,530 shares )

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

270	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Emerging Markets Debt Fund	Real Return Fund	Limited Duration Bond Fund		Intermediate Duration Credit Fund	Dynamic Asset Allocation Fund	Multi-Asset Real Return Fund

$1,836,642	$149,342	$1,112,688		$1,397,260	$2,004,340	$859,560
—	—	6,511		43,414	—	—
53,861	1,411	—		50	13,679	140,320
6,758	—	—		—	38,599	3,751
11,860	—	—		—	—	—
1,773	—	—		—	—	—
12,420	88	54,120		3,552	19,061	2,349
34,420	443	3,768		11,276	4,432	1,978
8,797	5,592	7,227		35,346	1,049	21,143
20	—	—		2	12	1,308
—	—	2		—	19	15
6,932	—	—		—	11,827	177
179	—	—		—	—	—
2,070	—	—		—	100,971	149
—	—	—		—	161	87
3	1	6		10	11	4
1,975,735	156,877	1,184,322		1,490,910	2,194,161	1,030,841

18,216	—	24,625		50,256	916	24,232
5,531	6,893	3,257		—	16,247	8,891
56	—	—		12	115	1,149
—	—	—		—	—	104,284
—	—	27		—	—	—
2,916	—	—		—	94,587	110
—	—	—		—	—	158,503
67	—	1		—	—	—
163	—	—		—	—	—
12,235	—	—		—	2,969	330
630	8	84		156	104	150
5	—	3		3	5	2
4	—	2		3	4	2
—	—	—		—	—	2
161	4	65		46	60	157
39,984	6,905	28,064		50,476	115,007	297,812
$1,935,751	$149,972	$1,156,258		$1,440,434	$2,079,154	$733,029
$1,985,712	$147,791	$1,111,243		$1,387,534	$1,516,826	$841,233
—	—	6,511		43,414	—	—
11,909	—	—		—	—	—
1,761	—	—		—	—	(23)
—	—	—		—	1,450	156
—	—	—		—	—	105,558

$2,157,663	$154,203	$1,155,031		$1,451,018	$1,613,962	$803,717
(10,047)	(256)	18		140	(8,239)	(12,327)
(53,804)	(5,526)	(236)		(20,374)	(30,962)	(82,409)

(149,070)	1,551	1,445		9,726	486,225	19,601
—	—	—		—	(1,289)	(69)
(57)	—	—		(76)	2,916	6,378

(5,539)	—	—		—	10,157	(151)
(3,395)	—	—		—	6,384	(1,711)
$1,935,751	$149,972	$1,156,258		$1,440,434	$2,079,154	$733,029
$9.39	$9.64	$10.00		$9.96	$15.83	$8.28
($1,935,750,979 ÷ 206,064,843 shares )	($149,971,579 ÷ 15,554,785 shares )	($1,156,257,952 ÷ 115,597,556 shares	)	($1,440,434,266 ÷ 144,625,741 shares )	($2,079,153,895 ÷ 131,331,151 shares )	($733,028,835 ÷ 88,576,325 shares )

SEI Institutional Investments Trust / Annual Report / May 31, 2016	271

STATEMENTS OF OPERATIONS ($ Thousands)

For the year ended May 31, 2016

	Large Cap Fund	Large Cap Diversified Alpha Fund	Large Cap Disciplined Equity Fund
Investment Income:
Dividends	$37,793	$1,172	$74,779
Dividends from Affiliated Registered Investment Company	120	4	208
Interest Income	5	—	16
Security Lending Income — Net	444	—	175
Less: Foreign Taxes Withheld	(138)	(12)	(155)
Total Investment Income	38,224	1,164	75,023
Expenses:
Investment Advisory Fees	8,497	232	14,933
Administration Fees	1,062	29	1,867
Trustees’ Fees	28	1	50
Chief Compliance Officer Fees	12	—	20
Custodian/Wire Agent Fees	98	2	174
Professional Fees	86	2	153
Proxy Fees	28	1	49
Registration Fees	26	1	83
Printing Fees	24	1	42
Interest Expense on Reverse Repurchase Agreements	—	—	—
Other Expenses	100	2	176
Total Expenses	9,961	271	17,547
Less:
Waiver of Investment Advisory Fees	(4,673)	(104)	(8,587)
Waiver of Administration Fees	(1,062)	(29)	(1,867)
Fees Paid Indirectly(1)	(18)	—	(60)
Net Expenses	4,208	138	7,033
Net Investment Income	34,016	1,026	67,990
Net Realized Gain (Loss) on:
Investments	105,991	276	120,142
Futures Contracts	5,751	148	(6,938)
Foreign Currency Transactions	—	—	9
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(204,357)	(4,359)	(158,635)
Futures Contracts	—	(26)	1,870
Foreign Currency Translation of Other Assets and Liabilities Denominated in Foreign Currencies	—	—	9
Net Increase (Decrease) in Net Assets Resulting from Operations	$(58,599)	$(2,935)	$24,447

(1)	See Note 6 in the Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

272	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Large Cap Index Fund	S&P 500 Index Fund	Extended Market Index Fund	Small Cap Fund	Small Cap II Fund	Small/Mid Cap Equity Fund

$38,409	$66,487	$9,688	$7,178	$4,092	$21,410
46	93	34	37	39	101
3	7	2	1	2	4
231	136	839	822	415	1,414
(7)	(5)	(12)	(20)	(14)	(42)
38,682	66,718	10,551	8,018	4,534	22,887

3,152	928	813	3,597	2,561	10,782
927	1,547	339	277	197	829
25	42	9	7	5	21
10	17	4	3	2	9
88	151	33	26	20	79
78	127	28	23	16	68
25	41	9	7	6	22
26	94	19	7	16	10
21	35	8	6	4	19
—	—	—	1	—	—
186	758	76	27	19	78
4,538	3,740	1,338	3,981	2,846	11,917

(2,966)	(619)	(542)	(1,123)	(861)	(3,509)
(927)	(1,547)	(339)	(277)	(197)	(829)
—	—	—	(12)	(19)	(9)
645	1,574	457	2,569	1,769	7,570
38,037	65,144	10,094	5,449	2,765	15,317

40,689	(26,802)	12,959	14,981	(13,339)	43,784
1,330	(405)	(1,262)	1,280	(868)	2,552
—	—	—	—	—	—
(65,321)	12,175	(63,739)	(55,653)	(7,706)	(160,661)
803	1,463	819	(206)	252	(253)

—	—	—	—	—	—
$15,538	$51,575	$(41,129)	$(34,149)	$(18,896)	$(99,261)

SEI Institutional Investments Trust / Annual Report / May 31, 2016	273

STATEMENTS OF OPERATIONS ($ Thousands)

For the year or period ended May 31, 2016

	U.S. Managed Volatility Fund	Global Managed Volatility Fund(1)	World Equity Ex-US Fund
Investment Income:
Dividends	$42,360	$13,062	$181,801
Dividends from Affiliated Registered Investment Company	54	44	260
Interest Income	4	4	121
Security Lending Income — Net	—	—	3,613
Less: Foreign Taxes Withheld	(283)	(685)	(19,656)
Total Investment Income	42,135	12,425	166,139
Expenses:
Investment Advisory Fees	10,121	2,187	37,389
Administration Fees	779	168	3,399
Trustees’ Fees	20	3	91
Chief Compliance Officer Fees	8	2	37
Custodian/Wire Agent Fees	76	50	791
Professional Fees	65	19	274
Registration Fees	33	65	135
Proxy Fees	22	8	89
Printing Fees	18	2	77
Overdraft fees	—	—	6
Other Expenses	75	12	323
Total Expenses	11,217	2,516	42,611
Less:
Waiver of Investment Advisory Fees	(6,764)	(1,447)	(16,430)
Waiver of Administration Fees	(779)	(168)	(3,399)
Fees Paid Indirectly(2)	—	—	(73)
Net Expenses	3,674	901	22,709
Net Investment Income	38,461	11,524	143,430
Net Realized Gain (Loss) on:
Investments	57,709	4,487	(330,993)
Futures Contracts	(2,328)	1,285	(12,301)
Foreign Currency Transactions	(73)	(11,359)	(6,606)
Purchased and Written Options	—	—	—
Purchased and Written Swaptions	—	—	—
Swap Contracts	—	—	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(19,620)	68,463	(756,526)
Futures Contracts	(888)	769	5,878
Purchased and Written Options	—	—	—
Purchased and Written Swaptions	—	—	—
Swap Contracts	—	—	—
Foreign Capital Gains Tax	—	—	413
Foreign Currency Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(35)	479	541
Net Increase (Decrease) in Net Assets Resulting from Operations	$73,226	$75,648	$(956,164)

(1)	Commenced operations on January 29, 2016.

(2)	See Note 6 in the Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

274	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Screened World Equity Ex-US Fund	Emerging Markets Equity Fund	Opportunistic Income Fund	Core Fixed Income Fund	High Yield Bond Fund	Long Duration Fund

$2,072	$19,514	$172	$–	$1,583	$–
4	10	190	315	192	50
1	15	63,095	148,705	167,872	129,211
–	–	–	118	–	–
(232)	(2,166)	–	(1)	(38)	(3)
1,845	17,373	63,457	149,137	169,609	129,258

510	7,690	9,750	16,064	11,653	8,872
39	366	1,083	2,677	1,195	1,479
1	10	29	70	32	38
1	4	12	29	13	16
52	844	105	254	115	141
3	31	89	222	100	123
1	43	35	59	45	36
1	11	29	71	32	38
1	9	25	61	27	34
–	13	–	–	–	–
8	36	121	278	127	142
617	9,057	11,278	19,785	13,339	10,919

(306)	(3,550)	(4,550)	(10,174)	(4,960)	(5,027)
(39)	(366)	(1,083)	(2,677)	(1,195)	(1,479)
–	–	–	–	–	–
272	5,141	5,645	6,934	7,184	4,413
1,573	12,232	57,812	142,203	162,425	124,845

(2,239)	(41,168)	(9,502)	45,517	(70,567)	39,868
(160)	–	(289)	2,389	–	9,170
(46)	(355)	–	493	–	–
–	–	–	(513)	–	–
–	–	–	211	–	–
–	–	–	(1,888)	1,743	(1,138)

(6,464)	(34,235)	(28,223)	(25,994)	(132,802)	(10,988)
36	–	119	(1,573)	–	(1,088)
–	–	–	(188)	–	–
–	–	–	(201)	–	–
–	–	–	(6,331)	90	(498)
–	–	–	–	–	–
10	30	–	(1,345)	–	–
$(7,290)	$(63,496)	$19,917	$152,780	$(39,111)	$160,171

SEI Institutional Investments Trust / Annual Report / May 31, 2016	275

STATEMENTS OF OPERATIONS / CONSOLIDATED STATEMENTS OF OPERATIONS ($ Thousands)

For the year ended May 31, 2016

	Long Duration Credit Fund	Ultra Short Duration Bond Fund	Emerging Markets Debt Fund
Investment Income:
Dividends	$—	$—	$—
Dividends from Affiliated Registered Investment Company	63	8	—
Interest Income	138,203	7,781	121,885
Security Lending Income — Net	—	—	5
Less: Foreign Taxes Withheld	(7)	—	(1,370)
Total Investment Income	138,259	7,789	120,520
Expenses:
Investment Advisory Fees	9,669	972	15,516
Administration Fees	1,612	324	913
Trustees’ Fees	42	9	25
Chief Compliance Officer Fees	17	3	10
Custodian/Wire Agent Fees	156	31	558
Professional Fees	131	27	77
Proxy Fees	42	8	25
Registration Fees	39	7	32
Printing Fees	36	8	21
Interest Expense on Reverse Repurchase Agreements	—	—	—
Dividend Expense on Securities Sold Short	—	—	—
Overdraft fees	—	—	15
Other Expenses	165	41	58
Total Expenses	11,909	1,430	17,250
Less:
Waiver of Investment Advisory Fees	(5,479)	(324)	(8,580)
Waiver of Administration Fees	(1,612)	(324)	(913)
Net Expenses	4,818	782	7,757
Net Investment Income	133,441	7,007	112,763
Net Realized Gain (Loss) on:
Investments	(21,184)	89	(9,194)
Securities Sold Short	—	—	—
Futures Contracts	(1,492)	(211)	(1,332)
Foreign Currency Transactions	—	—	(92,417)
Purchased and Written Options	—	—	—
Swap Contracts	—	—	(10,900)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	106,635	(663)	(10,442)
Securities Sold Short	—	—	—
Futures Contracts	(29)	24	190
Purchased and Written Options	—	—	—
Swap Contracts	—	—	(1,470)
Foreign Currency Translation of Other Assets and Liabilities Denominated in Foreign Currencies	—	—	(12,341)
Net Increase (Decrease) in Net Assets Resulting from Operations	$217,371	$6,246	$(25,143)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

276	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Real Return Fund	Limited Duration Bond Fund	Intermediate Duration Credit Fund	Dynamic Asset Allocation Fund	Multi-Asset Real Return Fund

$—	$—	$13	$41,823	$4,526
—	26	40	—	—
1,738	12,479	42,971	13	7,606
—	—	—	—	—
—	—	—	(44)	(10)
1,738	12,505	43,024	41,792	12,122

401	2,288	3,822	11,628	3,912
91	458	764	969	356
3	12	20	26	9
1	6	8	11	4
6	42	68	40	16
8	38	47	80	29
2	13	19	26	358
3	49	75	34	9
2	11	17	22	8
—	—	—	—	597
—	—	—	—	1,032
6	—	—	3	6
9	47	66	91	38
532	2,964	4,906	12,930	6,374

(292)	(1,453)	(1,780)	(10,465)	(2,205)
(91)	(458)	(764)	(969)	(356)
149	1,053	2,362	1,496	3,813
1,589	11,452	40,662	40,296	8,309

(2,891)	776	(15,439)	(3,325)	(14,110)
—	—	—	—	13,365
—	—	(2,691)	(22,088)	(28,682)
—	—	—	(32,506)	731
—	—	—	(1,255)	(197)
—	—	—	—	(202)

1,467	615	32,726	(1,965)	1,564
—	—	—	—	(8,558)
—	—	179	(8,863)	7,623
—	—	—	(868)	(8)
—	—	—	6,384	(1,164)
—	—	—	17,963	(401)
$165	$12,843	$55,437	$(6,227)	$(21,730)

SEI Institutional Investments Trust / Annual Report / May 31, 2016	277

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years or period ended May 31,

	Large Cap Fund		Large Cap Diversified Alpha Fund		Large Cap Disciplined Equity Fund
	2016	2015	2016	2015	2016	2015
Operations:
Net Investment Income	$34,016	$31,171	$1,026	$1,724	$67,990	$73,927
Net Realized Gain (Loss) from Investments, Securities Sold Short, Futures Contracts, Options, Swaptions and Swap Contracts	111,742	267,769	424	21,738	113,204	501,691
Net Realized Gain on Foreign Currency Transactions	—	—	—	—	9	—
Net Change in Unrealized Appreciation (Depreciation) on Investments, Securities Sold Short, Futures Contracts, Options and Swap Contracts	(204,357)	(30,173)	(4,385)	(9,888)	(156,765)	(47,181)
Net Change in Unrealized Appreciation on Foreign Currency Transactions	—	—	—	—	9	—
Net Increase (Decrease) in Net Assets Resulting from Operations	(58,599)	268,767	(2,935)	13,574	24,447	528,437
Dividends and Distributions to Shareholders:
Net Investment Income:
Class A	(34,137)	(32,637)	(1,026)	(1,987)	(73,173)	(73,454)
Net Realized Gains:
Class A	(293,971)	(213,341)	(20,185)	(2,247)	(435,090)	(558,785)
Return of Capital:
Class A	—	—	(365)	—	—	—
Total Dividends and Distributions	(328,108)	(245,978)	(21,576)	(4,234)	(508,263)	(632,239)
Capital Share Transactions:(1)
Class A:
Proceeds from Shares Issued	363,483	526,105	18,548	7,304	358,811	393,813
Reinvestment of Dividends & Distributions	319,314	238,120	14,464	3,514	500,632	620,914
Cost of Shares Redeemed	(575,772)	(726,024)	(17,773)	(95,276)	(982,046)	(1,334,496)
Net Increase (Decrease) from Class A Transactions	107,025	38,201	15,239	(84,458)	(122,603)	(319,769)
Net Increase (Decrease) in Net Assets	(279,682)	60,990	(9,272)	(75,118)	(606,419)	(423,571)
Net Assets
Beginning of Year or Period	2,366,204	2,305,214	63,607	138,725	4,198,645	4,622,216
End of Year or Period	$2,086,522	$2,366,204	$54,335	$63,607	$3,592,226	$4,198,645
Undistributed Net Investment Income Included in Net Assets at Year or Period End	$4,108	$4,124	$—	$—	$5,236	$10,481

(1) See Note 7 in the Notes to Financial Statements for additional information.

(2) Includes subscriptions as a result of an in-kind transfer of securities (see Note 11).

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

278	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Large Cap Index Fund		S&P 500 Index Fund		Extended Market Index Fund		Small Cap Fund
2016	2015	2016	2015	2016	2015	2016	2015

$38,037	$35,636	$65,144	$37,545	$10,094	$7,645	$5,449	$4,172
42,019	80,050	(27,207)	(469)	11,697	20,338	16,261	44,616
—	—	—	—	—	1	—	—
(64,518)	97,399	13,638	134,819	(62,920)	36,273	(55,859)	15,049
—	—	—	—	—	—	—	—
15,538	213,085	51,575	171,895	(41,129)	64,257	(34,149)	63,837

(38,254)	(36,785)	(66,365)	(31,162)	(9,861)	(8,576)	(5,988)	(4,749)

(70,310)	(112,771)	(8,700)	(2,404)	(22,374)	(12,821)	(56,411)	(17,304)

—	—	—	—	—	—	—	—
(108,564)	(149,556)	(75,065)	(33,566)	(32,235)	(21,397)	(62,399)	(22,053)

561,572	308,586	751,497	2,662,395 (2)	183,326	264,461	46,690	69,000
108,163	148,236	74,445	33,048	32,115	21,340	54,340	18,158
(487,293)	(453,706)	(612,736)	(475,519)	(165,182)	(104,581)	(185,884)	(137,872)
182,442	3,116	213,206	2,219,924	50,259	181,220	(84,854)	(50,714)
89,416	66,645	189,716	2,358,253	(23,105)	224,080	(181,402)	(8,930)

1,972,254	1,905,609	3,194,844	836,591	737,363	513,283	683,624	692,554
$2,061,670	$1,972,254	$3,384,560	$3,194,844	$714,258	$737,363	$502,222	$683,624
$4,973	$5,034	$8,453	$9,496	$693	$284	$137	$434

SEI Institutional Investments Trust / Annual Report / May 31, 2016	279

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years or period ended May 31,

	Small Cap II Fund		Small/Mid Cap Equity Fund
	2016	2015	2016	2015
Operations:
Net Investment Income	$2,765	$1,486	$15,317	$12,378
Net Realized Gain (Loss) from Investments, Securities Sold Short, Futures Contracts, Options, Swaptions and Swap Contracts	(14,207)	22,166	46,336	273,569
Net Realized Gain (Loss) on Foreign Currency Transactions	—	—	—	(2)
Net Change in Unrealized Appreciation (Depreciation) on Investments, Securities Sold Short, Futures Contracts, Options and Swap Contracts	(7,454)	11,465	(160,914)	(86,593)
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency Transactions	—	—	—	—
Net Change in Unrealized Appreciation on Foreign Cap Gains Tax	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	(18,896)	35,117	(99,261)	199,352
Dividends and Distributions to Shareholders:
Net Investment Income:
Class A	(2,674)	(1,730)	(16,765)	(13,133)
Net Realized Gains:
Class A	(29,158)	(22,274)	(226,544)	(249,463)
Total Dividends and Distributions	(31,832)	(24,004)	(243,309)	(262,596)
Capital Share Transactions:(3)
Class A:
Proceeds from Shares Issued	229,943	148,293	174,795	209,230
Reinvestment of Dividends & Distributions	30,961	22,855	240,258	258,096
Cost of Shares Redeemed	(128,292)	(60,838)	(289,308)	(373,749)
Net Increase (Decrease) from Class A Transactions	132,612	110,310	125,745	93,577
Net Increase (Decrease) in Net Assets	81,884	121,423	(216,825)	30,333
Net Assets
Beginning of Year or Period	373,858	252,435	1,859,609	1,829,276
End of Year or Period	$455,742	$373,858	$1,642,784	$1,859,609
Undistributed Net Investment Income Included in Net Assets at Year or Period End	$336	$196	$4,644	$4,932

(1) Commenced operations on January 29, 2016.

(2) Commenced operations on October 31, 2014.

(3) See Note 7 in Notes to Financial Statements for additional information

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

280	SEI Institutional Investments Trust / Annual Report / May 31, 2016

U.S. Managed Volatility Fund		Global Managed Volatility Fund(1)	World Equity Ex-US Fund		Screened World Equity Ex-US Fund		Emerging Markets Equity Fund(2)
2016	2015	2016	2016	2015	2016	2015	2016	2015

$38,461	$30,106	$11,524	$143,430	$140,241	$1,573	$1,595	$12,232	$3,366
55,381	116,939	5,772	(343,294)	170,588	(2,399)	3,723	(41,168)	1,333
(73)	11	(11,359)	(6,606)	(4,709)	(46)	(95)	(355)	(263)
(20,508)	17,591	69,232	(750,648)	(155,553)	(6,428)	(5,134)	(34,235)	6,976
(35)	(20)	479	541	(415)	10	(16)	30	(20)
—	—	—	413	—	—	—	—	—
73,226	164,627	75,648	(956,164)	150,152	(7,290)	73	(63,496)	11,392

(38,954)	(30,488)	—	(138,717)	(135,664)	(1,667)	(1,372)	(11,121)	(668)

(96,312)	(135,734)	—	(30,172)	(82,563)	—	—	(1,805)	—
(135,266)	(166,222)	—	(168,889)	(218,227)	(1,667)	(1,372)	(12,926)	(668)

601,031	299,776	1,229,214	1,408,936	1,723,101	13,462	17,626	495,732	607,465
132,818	161,311	—	165,514	213,272	1,098	924	12,653	658
(561,879)	(281,378)	(243,848)	(1,170,304)	(946,582)	(6,646)	(10,489)	(88,527)	(26,884)
171,970	179,709	985,366	404,146	989,791	7,914	8,061	419,858	581,239
109,930	178,114	1,061,014	(720,907)	921,716	(1,043)	6,762	343,436	591,963

1,414,638	1,236,524	—	7,644,844	6,723,128	83,879	77,117	591,963	—
$1,524,568	$1,414,638	$1,061,014	$6,923,937	$7,644,844	$82,836	$83,879	$935,399	$591,963
$3,555	$3,742	$451	$69,787	$69,403	$843	$838	$5,936	$3,230

SEI Institutional Investments Trust / Annual Report / May 31, 2016	281

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years or period ended May 31,

	Opportunistic Income Fund		Core Fixed Income Fund		High Yield Bond Fund
	2016	2015	2016	2015	2016	2015
Operations:
Net Investment Income	$57,812	$52,573	$142,203	$157,639	$162,425	$139,705
Net Realized Gain (Loss) from Investments, Securities Sold Short, Futures Contracts, Options, Swaptions and Swap Contracts	(9,791)	(1,837)	45,716	120,412	(68,824)	5,137
Net Realized Gain (Loss) on Foreign Currency Transactions	—	(1)	493	5,999	—	—
Net Change in Unrealized Appreciation (Depreciation) on Investments,
Securities Sold Short, Futures Contracts, Options and Swap Contracts	(28,104)	(10,366)	(34,287)	(52,348)	(132,712)	(79,189)
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency Transactions	—	—	(1,345)	613	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	19,917	40,369	152,780	232,315	(39,111)	65,653
Dividends and Distributions to Shareholders:
Net Investment Income:
Class A	(56,898)	(51,651)	(146,140)	(161,700)	(161,193)	(138,330)
Net Realized Gains:
Class A	—	—	(100,701)	(19,513)	(20,343)	(49,592)
Total Dividends and Distributions	(56,898)	(51,651)	(246,841)	(181,213)	(181,536)	(187,922)
Capital Share Transactions:(1)
Class A:
Proceeds from Shares Issued	337,500	755,105	1,048,275 (2)	1,588,584	634,290	678,945
Reinvestment of Dividends & Distributions	54,859	50,192	242,742	177,099	177,399	181,899
Cost of Shares Redeemed	(393,187)	(502,388)	(1,532,904)	(2,126,284)	(467,893)	(396,907)
Net Increase (Decrease) from Class A Transactions	(828)	302,909	(241,887)	(360,601)	343,796	463,937
Net Increase (Decrease) in Net Assets	(37,809)	291,627	(335,948)	(309,499)	123,149	341,668
Net Assets
Beginning of Year or Period	2,167,478	1,875,851	5,600,807	5,910,306	2,516,770	2,175,102
End of Year or Period	$2,129,669	$2,167,478	$5,264,859	$5,600,807	$2,639,919	$2,516,770
Undistributed (Distributions in Excess of) Net Investment Income Included in Net Assets at Year or Period End	$17,489	$18,074	$4,712	$4,872	$13,848	$11,788

(1) See Note 7 in Notes to Financial Statements for additional information.

(2) Includes subscriptions as a result of an in-kind transfer of securities (see Note 11).

(3) Includes redemptions as a result of an in-kind transfer of securities (see Note 11).

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

282	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Long Duration Fund			Long Duration Credit Fund		Ultra Short Duration Bond Fund		Emerging Markets Debt Fund
2016		2015	2016	2015	2016	2015	2016	2015

$124,845		$155,999	$133,441	$131,239	$7,007	$7,299	$112,763	$97,783
47,900		171,115	(22,676)	96,729	(122)	75	(21,426)	(1,121)
—		—	—	—	—	—	(92,417)	(40,767)
(12,574)		(82,758)	106,606	(115,374)	(639)	(1,864)	(11,722)	(167,068)
—		—	—	—	—	—	(12,341)	4,102
160,171		244,356	217,371	112,594	6,246	5,510	(25,143)	(107,071)

(124,564)		(155,525)	(133,496)	(131,283)	(8,407)	(8,484)	(16,885)	(62,267)

(126,907)		(43,415)	(67,810)	—	—	—	—	—
(251,471)		(198,940)	(201,306)	(131,283)	(8,407)	(8,484)	(16,885)	(62,267)

448,715		506,434	349,678 (2)	1,426,153 (2)	260,010	396,249	457,705	593,399
241,069		191,899	200,665	130,812	8,283	8,329	16,472	60,474
(1,167,092	)(3)	(1,421,341)	(697,830)	(893,305)	(376,375)	(473,931)	(333,174)	(243,859)
(477,308)		(723,008)	(147,487)	663,660	(108,082)	(69,353)	141,003	410,014
(568,608)		(677,592)	(131,422)	644,971	(110,243)	(72,327)	98,975	240,676

3,343,845		4,021,437	3,465,228	2,820,257	645,872	718,199	1,836,776	1,596,100
$2,775,237		$3,343,845	$3,333,806	$3,465,228	$535,629	$645,872	$1,935,751	$1,836,776
$(1,653)		$(1,296)	$(14)	$30	$(35)	$—	$(10,047)	$(12,145)

SEI Institutional Investments Trust / Annual Report / May 31, 2016	283

STATEMENTS OF CHANGES IN NET ASSETS/CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years or period ended May 31,

	Real Return Fund		Limited Duration Bond Fund(1)
	2016	2015	2016	2015
Operations:
Net Investment Income (Loss)	$1,589	$(1,629)	$11,452	$2,725
Net Realized Gain (Loss) from Investments, Securities Sold Short, Futures Contracts, Options, Swaptions and Swap Contracts	(2,891)	(77)	776	246
Net Realized Gain (Loss) on Foreign Currency Transactions	—	—	—	—
Net Change in Unrealized Appreciation (Depreciation) on Investments, Securities Sold Short, Futures Contracts, Options and Swap Contracts	1,467	(1,368)	615	830
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency Transactions	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	165	(3,074)	12,843	3,801
Dividends and Distributions to Shareholders:
Net Investment Income:
Class A	—	(1,584)	(11,927)	(2,884)
Net Realized Gains:
Class A	—	—	(553)	(53)
Return of Capital:
Class A	—	—	—	—
Total Dividends and Distributions	—	(1,584)	(12,480)	(2,937)
Capital Share Transactions:(3)
Class A:
Proceeds from Shares Issued	86,798	58,556	681,315	692,080
Reinvestment of Dividends & Distributions	—	1,563	12,220	2,847
Cost of Shares Redeemed	(164,326)	(35,704)	(208,219)	(25,212)
Net Increase (Decrease) from Class A Transactions	(77,528)	24,415	485,316	669,715
Net Increase (Decrease) in Net Assets	(77,363)	19,757	485,679	670,579
Net Assets
Beginning of Year or Period	227,335	207,578	670,579	—
End of Year or Period	$149,972	$227,335	$1,156,258	$670,579
Undistributed (Distributions in Excess of) Net Investment Income Included in Net Assets at Year or Period End	$(256)	$(2,012)	$18	$3

(1) Commenced operations on July 31, 2014.

(2) Commenced operations on March 31, 2015.

(3) See Note 7 in Notes to Financial Statements for additional information.

(4) Includes subscriptions as a result of an in-kind transfer of securities (see Note 11).

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

284	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Intermediate Duration Credit Fund(2)		Dynamic Asset Allocation Fund		Multi-Asset Real Return Fund
2016	2015	2016	2015	2016	2015

$40,662	$4,939	$40,296	$34,532	$8,309	$2,099
(18,130)	(2,064)	(26,668)	36,631	(29,826)	(53,110)
—	—	(32,506)	148,542	731	2,037
32,905	(23,255)	(5,312)	156,029	(543)	11,027
—	—	17,963	(16,157)	(401)	245
55,437	(20,380)	(6,227)	359,577	(21,730)	(37,702)

(40,672)	(4,969)	(107,550)	(84,817)	(7,020)	(12,380)

—	—	(17,904)	—	—	—

—	(129)	—	—	—	(2,378)
(40,672)	(5,098)	(125,454)	(84,817)	(7,020)	(14,758)

320,630	1,646,813 (4)	443,753	412,308	192,897	226,397
40,417	5,009	122,245	83,152	6,609	13,785
(535,495)	(26,227)	(348,739)	(333,966)	(168,539)	(172,932)
(174,448)	1,625,595	217,259	161,494	30,967	67,250
(159,683)	1,600,117	85,578	436,254	2,217	14,790

1,600,117	—	1,993,576	1,557,322	730,812	716,022
$1,440,434	$1,600,117	$2,079,154	$1,993,576	$733,029	$730,812
$140	$—	$(8,239)	$91,417	$(12,327)	$(14,431)

SEI Institutional Investments Trust / Annual Report / May 31, 2016	285

CONSOLIDATED STATEMENT OF CASH FLOWS ($ Thousands)

For the year ended May 31, 2016

Multi-Asset Real Return Fund
Cash Flows from Operating Activities:
Net Decrease in Net Assets from Operations	$(21,730)
Adjustments to Reconcile Net Decrease in Net Assets Resulting from Operations to Net Cash Used in Operating Activities:
Purchase of investment securities	(975,448)
Proceeds from disposition of investment securities	969,068
Purchased options/purchases to cover written options & securities sold short	(234,583)
Proceeds from sale of options/expired options and securities sold short	237,956
Amortization (accretion of market discount)	(101)
Net Realized (Gain) Loss on:
Investments	14,110
Options	197
Securities sold short	(13,365)
Net Change in Unrealized (Appreciation) Depreciation on:
Investments	(1,564)
Options	8
Securities sold short	8,558
Changes in assets:
Cash pledged as collateral for forward foreign currency contracts, futures contracts and swap contracts	(2,208)
Dividends and interest receivable	(191)
Receivable for investment securities sold	(15,856)
Unrealized gain on forward foreign currency contracts	205
Swap contracts, at value	(105)
Unrealized gain on foreign spot currency contracts	7
Receivable for variation margin	1,913
Foreign tax reclaim receivable	12
Changes in liabilities:
Payable for investment securities purchased	14,896
Unrealized loss on forward foreign currency contracts	229
Swap contracts, at value	52
Unrealized loss on foreign spot currency contracts	(25)
Payable for variation margin	(427)
CCO fees payable	1
Foreign currency payable to custodian	(1)
Interest payable	2
Accrued expense payable	87
Net Cash Used in Operating Activities	(18,303)
Cash Flows from Financing Activities:
Reverse repurchase agreements	22,871
Proceeds from shares issued	192,363
Distributions from net investment income	(411)
Cost of shares redeemed	(164,888)
Net Cash Provided by Financing Activities	49,935
Net Change in Cash	31,632
Cash at beginning of year	$108,688
Cash at end of year	$140,320
Supplemental Disclosure of Cash Flow Information
Interest paid	$597

The accompanying notes are an integral part of the financial statements.

286	SEI Institutional Investments Trust / Annual Report / May 31, 2016

FINANCIAL HIGHLIGHTS

For the years or period ended May 31,

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Large Cap Fund
Class A
2016	$22.89	$0.33	$(0.96)	$(0.63)	$(0.32)	$(3.04)	$(3.36)	$18.90	(2.41)%	$2,086,522	0.20	%(2)	0.20	%(2)	0.47	%(2)	1.60%	73%
2015	22.72	0.30	2.27	2.57	(0.31)	(2.09)	(2.40)	22.89	11.95	2,366,204	0.19		0.19		0.47		1.30	60
2014	20.94	0.30	3.96	4.26	(0.30)	(2.18)	(2.48)	22.72	21.32	2,305,214	0.18		0.18		0.46		1.38	59
2013	17.07	0.34	4.38	4.72	(0.33)	(0.52)	(0.85)	20.94	28.44	1,897,837	0.19	(3)	0.19	(3)	0.46	(3)	1.79	47
2012	18.40	0.25	(0.61)	(0.36)	(0.24)	(0.73)	(0.97)	17.07	(1.69)	1,774,178	0.26	(4)	0.26	(4)	0.47	(4)	1.47	83
Large Cap Diversified Alpha Fund
Class A
2016	$15.28	$0.20	$(0.94)	$(0.74)	$(0.25)**	$(5.11)	$(5.36)	$9.18	(3.89)%	$54,335	0.24	%(2)	0.24	%(2)	0.47	%(2)	1.77%	142%
2015	14.05	0.22	1.50	1.72	(0.23)	(0.26)	(0.49)	15.28	12.43	63,607	0.24		0.24		0.47		1.49	110
2014	11.59	0.16	2.42	2.58	(0.12)	—	(0.12)	14.05	22.36	138,725	0.24		0.24		0.46		1.24	121
2013	9.41	0.16	2.22	2.38	(0.20)	—	(0.20)	11.59	25.66	309,577	0.24		0.24		0.46		1.55	82
2012	9.53	0.13	(0.16)	(0.03)	(0.09)	—	(0.09)	9.41	(0.24)	320,907	0.31		0.31		0.47		1.40	101
Large Cap Disciplined Equity Fund
Class A
2016	$14.38	$0.24	$(0.14)	$0.10	$(0.25)	$(1.66)	$(1.91)	$12.57	1.34%	$3,592,226	0.19	%(2)	0.19	%(2)	0.47	%(2)	1.82%	102%
2015	14.79	0.24	1.45	1.69	(0.23)	(1.87)	(2.10)	14.38	12.23	4,198,645	0.18	(5)	0.18	(5)	0.47	(5)	1.61	113
2014	13.24	0.23	2.39	2.62	(0.20)	(0.87)	(1.07)	14.79	20.49	4,622,216	0.18	(6)	0.18	(6)	0.46	(6)	1.65	110
2013	10.58	0.21	2.73	2.94	(0.28)	—	(0.28)	13.24	28.24	5,500,315	0.17	(7)	0.17	(7)	0.46	(7)	1.80	109
2012	10.87	0.16	(0.29)	(0.13)	(0.16)	—	(0.16)	10.58	(1.14)	5,436,390	0.18	(5)	0.18	(5)	0.47	(5)	1.54	93
Large Cap Index Fund
Class A
2016	$169.36	$3.26	$(2.45)	$0.81	$(3.32)	$(6.63)	$(9.95)	$160.22	0.76%	$2,061,670	0.03	%(2)	0.03	%(2)	0.25	%(2)	2.06%	18%
2015	164.21	3.14	15.63	18.77	(3.23)	(10.39)	(13.62)	169.36	11.89	1,972,254	0.03		0.03		0.24		1.87	12
2014	140.87	2.91	25.93	28.84	(3.02)	(2.48)	(5.50)	164.21	20.88	1,905,609	0.02		0.02		0.23		1.92	10
2013	113.85	2.77	28.02	30.79	(2.61)	(1.16)	(3.77)	140.87	27.55	2,214,088	0.03		0.03		0.23		2.18	14
2012	117.49	2.26	(3.78)	(1.52)	(2.12)	—	(2.12)	113.85	(1.24)	1,255,669	0.06		0.06		0.24		2.01	12
S&P 500 Index Fund
Class A
2016	$11.69	$0.24	$(0.06)	$0.18	$(0.24)	$(0.03)	$(0.27)	$11.60	1.66%	$3,384,560	0.05	%(2)	0.05	%(2)	0.12	%(2)	2.11%	13%
2015	10.68	0.23	1.01	1.24	(0.21)	(0.02)	(0.23)	11.69	11.71	3,194,844	0.04		0.04		0.11		2.03	15
2014(8)	10.00	0.09	0.63	0.72	(0.04)	—	(0.04)	10.68	7.27	836,591	0.04		0.04		0.11		2.02	3
Extended Market Index Fund
Class A
2016	$13.69	$0.18	$(0.98)	$(0.80)	$(0.18)	$(0.41)	$(0.59)	$12.30	(5.66)%	$714,258	0.07	%(2)	0.07	%(2)	0.20	%(2)	1.49%	27%
2015	12.74	0.17	1.27	1.44	(0.19)	(0.30)	(0.49)	13.69	11.61	737,363	0.06		0.06		0.19		1.30	19
2014	10.77	0.17	2.03	2.20	(0.14)	(0.09)	(0.23)	12.74	20.59	513,283	0.06		0.06		0.18		1.36	17
2013(9)	10.00	0.03	0.75	0.78	(0.01)	—	(0.01)	10.77	7.84	174,107	0.11		0.11		0.22		1.30	4

**	Includes a return of capital of less than $0.01 per share.
†	Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.
(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.
(2)	The expense ratio includes proxy expenses outside the cap.
(3)	The expense ratio includes interest expense. Had this expense been excluded, the ratios would have been 0.19%, 0.19% and 0.46%, respectively.
(4)	The expense ratio includes interest expense. Had this expense been excluded, the ratios would have been 0.26%, 0.26% and 0.47%, respectively.
(5)	The expense ratio includes interest expense. Had this expense been excluded, the ratios would have been 0.18%, 0.18% and 0.47%, respectively.
(6)	The expense ratio includes interest expense. Had this expense been excluded, the ratios would have been 0.18%, 0.18% and 0.46%, respectively.
(7)	The expense ratio includes interest expense. Had this expense been excluded, the ratios would have been 0.17%, 0.17% and 0.46%, respectively.
(8)	Commenced operations on December 18, 2013. All ratios for the period have been annualized.
(9)	Commenced operations on February 28, 2013. All ratios for the period have been annualized.
Amounts	designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2016	287

FINANCIAL HIGHLIGHTS

For the years or period ended May 31,

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)		Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Small Cap Fund
Class A
2016	$19.06	$0.17	$(1.18)		$(1.01)	$(0.19)	$(1.87)	$(2.06)	$15.99	(4.99)%	$502,222	0.46	%(2)(3)	0.46	%(2)(3)	0.72	%(2)(3)	0.99%	115%
2015	17.95	0.11	1.62		1.73	(0.13)	(0.49)	(0.62)	19.06	9.86	683,624	0.48	(4)	0.48	(4)	0.72	(4)	0.61	113
2014	15.42	0.12	2.56		2.68	(0.15)	—	(0.15)	17.95	17.39	692,554	0.47		0.47		0.72		0.67	63
2013	12.04	0.13	3.42		3.55	(0.17)	—	(0.17)	15.42	29.71	778,976	0.47		0.47		0.71		1.01	85
2012	13.49	0.11	(1.47)		(1.36)	(0.09)	—	(0.09)	12.04	(10.11)	753,232	0.54		0.54		0.72		0.88	85
Small Cap II Fund
Class A
2016	$12.95	$0.08	$(0.89)		$(0.81)	$(0.08)	$(0.92)	$(1.00)	$11.14	(6.07)%	$455,742	0.45	%(3)	0.45	%(3)	0.72	%(3)	0.70%	134%
2015	12.50	0.06	1.42		1.48	(0.07)	(0.96)	(1.03)	12.95	12.58	373,858	0.46		0.46		0.72		0.49	107
2014	12.23	0.06	2.01		2.07	(0.07)	(1.73)	(1.80)	12.50	17.35	252,435	0.46	(5)	0.46	(5)	0.71	(5)	0.50	108
2013	9.62	0.09	2.64		2.73	(0.09)	(0.03)	(0.12)	12.23	28.54	221,697	0.48		0.48		0.72		0.88	113
2012(6)	10.00	0.02	(0.40)		(0.38)	—	—	—	9.62	(3.80)	62,066	0.59		0.59		0.78		1.07	9
Small/Mid Cap Equity Fund
Class A
2016	$14.89	$0.12	$(0.99)		$(0.87)	$(0.13)	$(1.91)	$(2.04)	$11.98	(5.33)%	$1,642,784	0.46	%(3)	0.46	%(3)	0.72	%(3)	0.93%	104%
2015	15.58	0.10	1.47		1.57	(0.10)	(2.16)	(2.26)	14.89	11.16	1,859,609	0.47		0.47		0.72		0.66	95
2014	15.69	0.09	2.87		2.96	(0.11)	(2.96)	(3.07)	15.58	20.09	1,829,276	0.46		0.46		0.71		0.55	54
2013	12.34	0.14	3.45		3.59	(0.15)	(0.09)	(0.24)	15.69	29.49	2,153,745	0.46		0.46		0.71		1.02	92
2012	13.62	0.09	(1.28)		(1.19)	(0.09)	—	(0.09)	12.34	(8.71)	1,981,358	0.49		0.49		0.72		0.77	84
U.S. Managed Volatility Fund
Class A
2016	$14.64	$0.34	$0.13		$0.47	$(0.35)	$(0.84)	$(1.19)	$13.92	3.71%	$1,524,568	0.24	%(3)	0.24	%(3)	0.72	%(3)	2.47%	62%
2015	14.74	0.34	1.52		1.86	(0.34)	(1.62)	(1.96)	14.64	13.33	1,414,638	0.24		0.24		0.72		2.27	58
2014	13.54	0.31	2.42		2.73	(0.31)	(1.22)	(1.53)	14.74	21.39	1,236,524	0.23		0.23		0.71		2.19	72
2013	11.39	0.32	2.37		2.69	(0.31)	(0.23)	(0.54)	13.54	24.19	1,145,980	0.24		0.24		0.71		2.55	41
2012	12.15	0.25	0.01		0.26	(0.21)	(0.81)	(1.02)	11.39	2.62	722,082	0.35		0.35		0.73		2.25	44
Global Managed Volatility Fund
Class A
2016(7)	$10.00	$0.12	$0.66		$0.78	$—	$—	$—	$10.78	7.80%	$1,061,014	0.26	%(3)	0.26	%(3)	0.73	%(3)	3.34%	42%
World Equity Ex-US Fund
Class A
2016	$12.68	$0.23	$(1.83)		$(1.60)	$(0.23)	$(0.05)	$(0.28)	$10.80	(12.60)%	$6,923,937	0.33	%(3)	0.33	%(3)	0.63	%(3)	2.11%	50%
2015	12.86	0.25	(0.03	)(8)	0.22	(0.25)	(0.15)	(0.40)	12.68	1.93	7,644,844	0.34		0.34		0.62		2.00	45
2014	11.51	0.24	1.40		1.64	(0.29)	—	(0.29)	12.86	14.31	6,723,128	0.34		0.34		0.62		2.01	46
2013	9.24	0.25	2.24		2.49	(0.22)	—	(0.22)	11.51	27.11	6,192,852	0.35		0.35		0.62		2.30	52
2012	11.71	0.23	(2.50)		(2.27)	(0.20)	—	(0.20)	9.24	(19.36)	4,623,934	0.45		0.45		0.63		2.28	56
Screened World Equity Ex-US Fund
Class A
2016	$9.52	$0.17	$(1.01)		$(0.84)	$(0.18)	$—	$(0.18)	$8.50	(8.78)%	$82,836	0.35	%(3)	0.35	%(3)	0.79	%(3)	2.01%	41%
2015	9.69	0.18	(0.19)		(0.01)	(0.16)	—	(0.16)	9.52	(0.04)	83,879	0.36		0.36		0.78		1.96	63
2014	8.66	0.16	1.04		1.20	(0.17)	—	(0.17)	9.69	13.87	77,117	0.44		0.44		0.85		1.75	45
2013	7.02	0.15	1.64		1.79	(0.15)	—	(0.15)	8.66	25.69	62,521	0.50		0.50		0.89		1.81	76
2012	9.01	0.13	(1.97)		(1.84)	(0.15)	—	(0.15)	7.02	(20.39)	48,756	0.74		0.74		0.93		1.63	76

†	Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.
(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.
(2)	The expense ratio includes interest expense. Had this expense been excluded, the ratios would have been 0.46%, 0.46% and 0.72%, respectively.
(3)	The expense ratio includes proxy expenses outside the cap.
(4)	The expense ratio includes interest expense. Had this expense been excluded, the ratios would have been 0.48%, 0.48% and 0.72%, respectively.
(5)	The expense ratio includes interest expense. Had this expense been excluded, the ratios would have been 0.46%, 0.46% and 0.71%, respectively.
(6)	Commenced operations on April 10, 2012. All ratios for the period have been annualized.
(7)	Commenced operations on January 29, 2016. All ratios for the period have been annualized.
(8)	The amount shown for the year ended May 31, 2013, for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchase of Fund shares in relation to fluctuating market value of the investments of the Fund.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

288	SEI Institutional Investments Trust / Annual Report / May 31, 2016

FINANCIAL HIGHLIGHTS

For the years or period ended May 31,

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)		Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Emerging Markets Equity Fund
Class A
2016	$10.01	$0.14	$(1.40)		$(1.26)	$(0.12)	$(0.02)	$(0.14)	$8.61	(12.53)%	$935,399	0.70	%(2)	0.70	%(2)	1.24	%(2)	1.67%	105%
2015(3)	10.00	0.10	(0.07	)(4)	0.03	(0.02)	—	(0.02)	10.01	0.33	591,963	0.65		0.65		1.16		1.57	103
Opportunistic Income Fund
Class A
2016	$8.25	$0.22	$(0.15)		$0.07	$(0.21)	$—	$(0.21)	$8.11	0.93%	$2,129,669	0.26	%(2)	0.26	%(2)	0.52	%(2)	2.67%	35%
2015	8.31	0.22	(0.06)		0.16	(0.22)	—	(0.22)	8.25	1.91	2,167,478	0.26		0.26		0.52		2.64	42
2014	8.26	0.19	0.02		0.21	(0.16)	—	(0.16)	8.31	2.59	1,875,851	0.24	(5)	0.24	(5)	0.52	(5)	2.34	121
2013	7.97	0.12	0.34		0.46	(0.17)	—	(0.17)	8.26	5.78	996,522	0.21		0.26		0.52		1.41	26
2012	7.95	0.15	0.04		0.19	(0.17)	—	(0.17)	7.97	2.49	218,959	0.41		0.41		0.53		1.94	58
Core Fixed Income Fund
Class A
2016	$10.62	$0.28	$0.02		$0.30	$(0.28)	$(0.20)	$(0.48)	$10.44	2.97%	$5,264,859	0.13	%(2)	0.13	%(2)	0.37	%(2)	2.66%	364%
2015	10.54	0.27	0.12		0.39	(0.28)	(0.03)	(0.31)	10.62	3.79	5,600,807	0.13		0.13		0.37		2.59	316
2014	10.54	0.29	0.05		0.34	(0.30)	(0.04)	(0.34)	10.54	3.36	5,910,306	0.12		0.12		0.36		2.78	329
2013	10.63	0.27	0.06		0.33	(0.29)	(0.13)	(0.42)	10.54	3.12	6,484,218	0.13		0.13		0.36		2.53	315
2012	10.39	0.34	0.47		0.81	(0.36)	(0.21)	(0.57)	10.63	7.98	7,081,317	0.14		0.14		0.37		3.21	386
High Yield Bond Fund
Class A
2016	$9.41	$0.58	$(0.81)		$(0.23)	$(0.58)	$(0.07)	$(0.65)	$8.53	(2.17)%	$2,639,919	0.30	%(2)	0.30	%(2)	0.56	%(2)	6.81%	50%
2015	9.96	0.58	(0.34)		0.24	(0.58)	(0.21)	(0.79)	9.41	2.63	2,516,770	0.30		0.30		0.56		6.09	55
2014	10.01	0.63	0.10		0.73	(0.62)	(0.16)	(0.78)	9.96	7.75	2,175,102	0.30		0.30		0.56		6.41	65
2013	9.30	0.71	0.69		1.40	(0.69)	—	(0.69)	10.01	15.46	2,162,551	0.30	(6)	0.30	(6)	0.56	(6)	7.23	72
2012	9.58	0.74	(0.29)		0.45	(0.72)	(0.01)	(0.73)	9.30	5.09	1,914,780	0.35	(7)	0.35	(7)	0.56	(7)	7.97	50
Long Duration Fund
Class A
2016	$8.92	$0.36	$0.14		$0.50	$(0.36)	$(0.38)	$(0.74)	$8.68	6.19%	$2,775,237	0.15	%(2)	0.15	%(2)	0.37	%(2)	4.23%	72%
2015	8.88	0.36	0.14		0.50	(0.36)	(0.10)	(0.46)	8.92	5.68	3,343,845	0.15		0.15		0.37		4.00	73
2014	8.75	0.36	0.17		0.53	(0.36)	(0.04)	(0.40)	8.88	6.41	4,021,437	0.15		0.15		0.37		4.28	105
2013	9.65	0.36	(0.25)		0.11	(0.36)	(0.65)	(1.01)	8.75	0.78	3,322,291	0.16		0.16		0.37		3.80	96
2012	8.83	0.41	1.42		1.83	(0.42)	(0.59)	(1.01)	9.65	21.70	5,497,375	0.20		0.20		0.37		4.45	121
Long Duration Credit Fund
Class A
2016	$10.18	$0.41	$0.30		$0.71	$(0.41)	$(0.22)	$(0.63)	$10.26	7.37%	$3,333,806	0.15	%(2)	0.15	%(2)	0.37	%(2)	4.15%	74%
2015	10.20	0.43	(0.02)		0.41	(0.43)	—	(0.43)	10.18	4.02	3,465,228	0.15		0.15		0.37		4.16	151
2014	9.93	0.44	0.32		0.76	(0.44)	(0.05)	(0.49)	10.20	8.10	2,820,257	0.15		0.15		0.36		4.56	115
2013(8)	10.00	0.39	—		0.39	(0.39)	(0.07)	(0.46)	9.93	3.75	2,082,952	0.15		0.15		0.36		4.08	100
Ultra Short Duration Bond Fund
Class A
2016	$10.01	$0.11	$(0.01)		$0.10	$(0.13)	$—	$(0.13)	$9.98	1.01%	$535,629	0.12	%(2)	0.12	%(2)	0.22	%(2)	1.08%	103%
2015	10.05	0.09	(0.02)		0.07	(0.11)	—	(0.11)	10.01	0.72	645,872	0.12		0.12		0.22		0.95	112
2014	10.04	0.09	0.02		0.11	(0.10)	—	(0.10)	10.05	1.13	718,199	0.11		0.11		0.21		0.87	118
2013	9.95	0.10	0.11		0.21	(0.12)	—	(0.12)	10.04	2.14	522,593	0.12		0.12		0.21		1.02	178
2012	9.99	0.11	(0.02)		0.09	(0.13)	—	(0.13)	9.95	0.86	298,223	0.16		0.16		0.21		1.14	222

†	Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.
(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.
(2)	The expense ratio includes proxy expenses outside the cap.
(3)	Commenced operations on October 31, 2014. All ratios for the period have been annualized.
(4)	The amount shown for the year ended May 31, 2015, for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchase of Fund shares in relation to fluctuating market value of the investments of the Fund.
(5)	The expense ratio includes interest expense. Had this expense been excluded, the ratios would have been 0.24%, 0.24% and 0.52%, respectively.
(6)	The expense ratio includes interest expense. Had this expense been excluded, the ratios would have been 0.30%, 0.30% and 0.56%, respectively.
(7)	The expense ratio includes interest expense. Had this expense been excluded, the ratios would have been 0.35%, 0.35% and 0.56%, respectively.
(8)	Commenced operations on June 29, 2012. All ratios for the period have been annualized.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2016	289

FINANCIAL HIGHLIGHTS / CONSOLIDATED FINANCIAL HIGHLIGHTS

For the years or period ended May 31,

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)		Total from Operations	Dividends from Net Investment Income		Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Emerging Markets Debt Fund
Class A
2016	$9.65	$0.56	$(0.73)		$(0.17)	$(0.09)		$—	$(0.09)	$9.39	(1.77)%	$1,935,751	0.43	%(2)	0.43	%(2)	0.95	%(2)	6.19%	77%
2015	10.68	0.57	(1.22)		(0.65)	(0.38)		—	(0.38)	9.65	(6.17)	1,836,776	0.40		0.40		0.93		5.69	78
2014	11.11	0.60	(0.58)		0.02	(0.33)		(0.12)	(0.45)	10.68	0.44	1,596,100	0.45		0.45		0.95		5.86	100
2013	11.22	0.56	0.65		1.21	(0.84)		(0.48)	(1.32)	11.11	10.64	1,411,893	0.48		0.48		0.94		4.79	119
2012	11.60	0.73	(0.22)		0.51	(0.77)		(0.12)	(0.89)	11.22	4.67	1,114,918	0.55		0.55		0.93		6.43	55
Real Return Fund
Class A
2016	$9.59	$0.08	$(0.03)		$0.05	$—		$—	$—	$9.64	0.52%	$149,972	0.08	%(2)	0.08	%(2)	0.29	%(2)	0.87%	80%
2015	9.82	(0.07)	(0.09)		(0.16)	(0.07)		—	(0.07)	9.59	(1.60)	227,335	0.08		0.08		0.29		(0.77)	41
2014	9.86	0.05	0.04		0.09	(0.04)		(0.09)	(0.13)	9.82	0.96	207,578	0.08		0.08		0.29		0.52	49
2013	10.29	0.09	(0.10)		(0.01)	(0.18)		(0.24)	(0.42)	9.86	(0.15)	251,852	0.11		0.11		0.28		0.87	97
2012	10.67	0.29	(0.07)		0.22	(0.35)		(0.25)	(0.60)	10.29	2.15	281,861	0.20		0.20		0.28		2.75	96
Limited Duration Bond Fund
Class A
2016	$10.01	$0.12	$0.01		$0.13	$(0.13)		$(0.01)	$(0.14)	$10.00	1.26%	$1,156,258	0.12%		0.12%		0.32%		1.25%	134%
2015(3)	10.00	0.09	0.01		0.10	(0.09)		—	(0.09)	10.01	0.98	670,579	0.15		0.15		0.34		1.03	62
Intermediate Duration Credit Fund
Class A
2016	$9.82	$0.26	$0.14		$0.40	$(0.26)		$—	$(0.26)	$9.96	4.16%	$1,440,434	0.15%		0.15%		0.32%		2.66%	181%
2015(4)	10.00	0.03	(0.18)		(0.15)	(0.03	)**	—	(0.03)	9.82	(1.46)	1,600,117	0.20		0.20		0.35		2.03	122
Dynamic Asset Allocation Fund
Class A
2016	$16.97	$0.33	$(0.41)		$(0.08)	$(0.91)		$(0.15)	$(1.06)	$15.83	(0.32)%	$2,079,154	0.08%		0.08%		0.67%		2.08%	12%
2015	14.53	0.31	2.88		3.19	(0.75)		—	(0.75)	16.97	22.32	1,993,576	0.07		0.07		0.66		1.92	9
2014	12.81	0.27	1.69		1.96	(0.02)		(0.22)	(0.24)	14.53	15.49	1,557,322	0.07		0.07		0.66		1.99	11
2013	11.14	0.30	2.20		2.50	(0.35)		(0.48)	(0.83)	12.81	23.75	1,135,631	0.10		0.10		0.66		2.50	35
2012	11.26	(0.01)	0.39		0.38	—		(0.50)	(0.50)	11.14	3.73	552,649	0.50		0.50		0.67		(0.10)	140
Multi-Asset Real Return Fund
Class A
2016	$8.64	$0.10	$(0.38)		$(0.28)	$(0.08)		$—	$(0.08)	$8.28	(3.19)%	$733,029	0.54	%(5)	0.54	%(5)	0.90	%(5)	1.17%	91%
2015	9.30	0.03	(0.51)		(0.48)	(0.18	)***	—	(0.18)	8.64	(5.16)	730,812	0.43	(6)	0.43	(6)	0.80	(6)	0.29	99
2014	9.19	0.12	(0.01)		0.11	—		—	—	9.30	1.20	716,022	0.32	(7)	0.32	(7)	0.64	(7)	1.30	122
2013	9.25	0.11	(0.10	)(8)	0.01	(0.07	)**	—	(0.07)	9.19	0.07	303,899	0.32	(9)	0.32	(9)	0.66	(9)	1.11	49
2012(10)	10.00	0.10	(0.84)		(0.74)	(0.01)		—	(0.01)	9.25	(7.37)	140,063	0.41	(11)	0.41	(11)	0.66	(11)	1.23	58

**	Includes a return of capital of less than $0.01 per share.
***	Includes a return of capital of less than $0.02 per share.
†	Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.
(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.
(2)	The expense ratio includes proxy expenses outside the cap.
(3)	Commenced operations on July 31, 2014. All ratios for the period have been annualized.
(4)	Commenced operations on March 31, 2015. All ratios for the period have been annualized.
(5)	The expense ratio includes interest expense on reverse repurchase agreements and dividend expense on securities sold short. Had this expense been excluded, the ratios would have been 0.31%, 0.31% and 0.67%, respectively.
(6)	The expense ratio includes interest expense on reverse repurchase agreements and dividend expense on securities sold short. Had this expense been excluded, the ratios would have been 0.30%, 0.30% and 0.67%, respectively.
(7)	The expense ratio includes interest expense on reverse repurchase agreements and dividend expense on securities sold short. Had this expense been excluded, the ratios would have been 0.30%, 0.30% and 0.62%, respectively.
(8)	The amount shown for the year ended May 31, 2013, for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchase of Fund shares in relation to fluctuating market value of the investments of the Fund.
(9)	The expense ratio includes interest expense on reverse repurchase agreements. Had this expense been excluded, the ratios would have been 0.29%, 0.29% and 0.63%, respectively.
(10)	Commenced operations on July 29, 2011. All ratios for the period have been annualized.
(11)	The expense ratio includes interest expense on reverse repurchase agreements. Had this expense been excluded, the ratios would have been 0.39%, 0.39% and 0.64%, respectively
Amounts	designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

290	SEI Institutional Investments Trust / Annual Report / May 31, 2016

NOTES TO FINANCIAL STATEMENTS/CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

May 31, 2016

1. ORGANIZATION

SEI Institutional Investments Trust (the “Trust”) was organized as a Massachusetts business trust under a Declaration of Trust dated March 1, 1995. The Trust commenced operations on June 14, 1996.

The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company with 28 registered funds: Large Cap, Large Cap Diversified Alpha, Large Cap Disciplined Equity, Large Cap Index, S&P 500 Index, Extended Market Index, Small Cap, Small Cap II, Small/Mid Cap Equity, U.S. Managed Volatility, Global Managed Volatility, World Equity Ex-US, Screened World Equity Ex-US, Emerging Markets Equity, Opportunistic Income, Core Fixed Income, High Yield Bond, Long Duration, Long Duration Credit, Ultra Short Duration Bond, Emerging Markets Debt, Real Return, Limited Duration Bond, Intermediate Duration Credit, Dynamic Asset Allocation, Multi-Asset Real Return, Strategic U.S. Large Cap Equity and Global Equity Funds (each a “Fund,” collectively, the “Funds”) each of which are diversified Funds with the exception of the Emerging Markets Debt and Multi-Asset Real Return Funds. The Trust is registered to offer Class A shares of all Funds. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Trust’s prospectus provides a description of each Fund’s investment goals, principal strategies and risks.

The DAA Commodity Strategy Subsidiary, Ltd. and the MARR Commodity Strategy Subsidiary, Ltd. are wholly-owned subsidiaries of the Dynamic Asset Allocation and Multi-Asset Real Return Funds (the “Subsidiaries”) respectively. The Subsidiaries are organized under the laws of the Cayman Islands as an exempt limited company. Information regarding the Dynamic Asset Allocation and Multi-Asset Real Return Funds and their respective subsidiary has been consolidated on the Consolidated Summary Schedule of Investments, Consolidated Schedule of Investments, Consolidated Statements of Assets and Liabilities, Consolidated Statements of Operations, Consolidated Statements of Changes in Net Assets, Consolidated Statement of Cash Flows and Consolidated Financial Highlights.

As of May 31, 2016, the Strategic U.S. Large Cap Equity and Global Equity Funds have not yet commenced operations.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Funds.

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on National Association of Securities Dealers Automated Quotations (NASDAQ) or as otherwise noted below) at the last quoted sale price on an exchange or market (foreign or domestic) on which the securities are traded, or, if there is no such reported sale, at the most recent quoted bid price. The Funds value securities traded on NASDAQ at the NASDAQ Official Closing Price. If available, debt securities, swaps (which are not centrally cleared), bank loans or collateralized debt obligations (including collateralized loan obligations), such as those held by the Funds, are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations or other methodologies designed to identify the market value for such securities. Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of ETFs, which are priced as equity securities. The prices of foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. If a security’s price cannot be obtained, as noted above, the Funds will value the securities using a bid price from at least one independent broker. If such prices are not readily available or cannot be valued using the methodologies described above, the Funds will value the security using the Funds’ Fair Value Pricing Policies and Procedures (“Fair Value Procedures”), as described below.

On the first day a new debt security purchase is recorded, if a price is not available from a third-party pricing agent or an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Funds’ Fair Value Procedures until a price from an independent source can be secured. Securities held by a Fund with remaining maturities of 60 days or less may be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and

SEI Institutional Investments Trust / Annual Report / May 31, 2016	291

NOTES TO FINANCIAL STATEMENTS/CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

MAY 31, 2016

thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument. Further, the value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer-specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used.

Options and warrants are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price.

Futures and swaps cleared through a central clearing house (“centrally cleared swaps”) are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures and centrally cleared swaps are provided by an independent source. On days when there is excessive volume, market volatility or the future or centrally cleared swap does not end trading by the time a Fund calculates its NAV, the settlement price may not be available at the time at which the Fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value a Fund’s futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

Prices for most securities held by a Fund are provided daily by third-party independent pricing agents. SEI Investments Management Corporation (“SIMC”) or a Sub-Adviser (“Sub-Adviser”), as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that such pricing service’s prices will be reliable. SIMC or a Sub-Adviser, as applicable, will continuously monitor the reliability of prices obtained from any pricing service and shall promptly notify the Funds’ administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Funds’ administrator, in turn, will notify the Fair Value Pricing Committee (the “Committee”) if it receives such notification from SIMC or a Sub-Adviser, as applicable, or if the Funds’

administrator reasonably believes that a particular pricing service is no longer a reliable source for prices.

The Funds’ Fair Value Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board of Trustees (“Board”) or its designated sub-committee. However, when the change would not materially affect valuation of a Fund’s net assets or involve a material departure in pricing methodology from that of the Fund’s existing pricing agent or pricing methodology, approval may be obtained at the next regularly scheduled meeting of the Board.

Securities for which market prices are not readily available, for which market prices are determined to be unreliable, or which cannot be valued using the methodologies described above are valued in accordance with the Fair Value Procedures established by the Board. The Funds’ Fair Value Procedures are implemented through the Committee designated by the Board. The Committee is currently composed of two members of the Board, as well as representatives from SIMC and its affiliates. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: (i) the security’s trading has been halted or suspended, (ii) the security has been delisted from a national exchange, (iii) the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open, or (iv) the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider include: (i) the facts giving rise to the need to fair value, (ii) the last trade price, (iii) the performance of the market or the issuer’s industry, (iv) the liquidity of the security, (v) the size of the holding in a Fund, or (vi) any other appropriate information.

The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its Net Asset Value (“NAV”). The closing prices of such securities may no longer reflect their market value at the time a Fund calculates NAV if an event that could materially affect the value of those securities (a “Significant Event”), including

292	SEI Institutional Investments Trust / Annual Report / May 31, 2016

substantial fluctuations in domestic or foreign markets or occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts or significant governmental actions, has occurred between the time of the security’s last close and the time that the Fund calculates NAV. A Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

A Significant Event may relate to a single issuer or to an entire market sector. If SIMC or a Sub-Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Funds calculate NAV, it may request that a Committee meeting be called. In addition, the Funds use several processes, with respect to certain securities to monitor the pricing data supplied by various sources, including price comparisons and price movements. Any identified discrepancies are researched and subject to the procedures described above.

The World Equity Ex-US, Screened World Equity Ex-US, Emerging Markets Equity and Multi-Asset Real Return Funds that hold international securities also use a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by the Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the fair value vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a “confidence interval” which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, these Funds will value the non-U.S. securities in their portfolios that exceed the applicable “confidence interval” based upon the adjusted prices provided by the fair valuation vendor.

In accordance with U.S. GAAP, fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three tier hierarchy has been established to maximize the use of observable and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 —	quoted prices in active markets for identical investments
Level 2 —	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)
Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, warrants, swaps and forward contracts. The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the New York Stock Exchange. These are generally categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. For certain collateralized debt obligations, corporate obligations, mortgage backed securities, auction rate preferred securities and loan participations where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

SEI Institutional Investments Trust / Annual Report / May 31, 2016	293

NOTES TO FINANCIAL STATEMENTS/CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

MAY 31, 2016

The valuation techniques used by the Funds to measure fair value during the year ended May 31, 2016 maximized the use of observable inputs and minimized the use of unobservable inputs.

For the year ended May 31, 2016, there have been no significant changes to the Trust’s fair valuation methodologies. For details of the investment classification, reference the Summary Schedules of Investments/Schedules of Investments.

Security Transactions and Investment Income — Security transactions are recorded on the trade date. Cost used in determining net realized capital gains and losses on the sale of securities is determined on the basis of specific identification. Dividend income and expense is recognized on the ex-dividend date, and interest income or expense is recognized using the accrual basis of accounting.

Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/ or as a realized gain. The Trust estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions.

Amortization and accretion is calculated using the scientific interest method, which approximates the effective interest method over the holding period of the security. Amortization of premiums and discounts is included in interest income.

Cash and Cash Equivalents — Idle cash and currency balances may be swept into various overnight sweep accounts and are classified as cash equivalents on the Statement of Assets and Liabilities. These amounts, at times, may exceed United States federally insured limits. Amounts swept are available on the next business day.

Repurchase Agreements — Securities pledged as collateral for repurchase agreements are held by each Fund’s custodian bank until the repurchase date of the repurchase agreement. The Funds may also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker’s custodian bank in a segregated account until the repurchase date of the repurchase agreement. Provisions of the repurchase agreements and the Trust’s policies require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

Reverse Repurchase Agreements — To the extent consistent with its Investment Objective and Strategies, a Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of portfolio assets together with an agreement to repurchase the same assets later at a fixed price. Assets are then segregated to cover the requirements to repurchase the assets. The segregated assets may consist of cash, U.S. Government securities, or other liquid securities at least equal in value to the obligations under the reverse repurchase agreements. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds under the reverse repurchase agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the obligation to repurchase the securities.

Reverse repurchase agreements outstanding as of May 31, 2016 were as follows:

Multi-Asset Real Return Fund
Principal Amount ($ Thousands)	Counterparty	Rate %	Value ($ Thousands)
$32,209	Chase Securities	0.51%	$32,209
42,171	Chase Securities	0.51	42,171
6,240	Chase Securities	0.54	6,240
1,649	HSBC	0.36	1,649
4,239	HSBC	0.36	4,239
7,177	HSBC	0.36	7,177
5,901	HSBC	0.36	5,901
2,652	HSBC	0.36	2,652
6,090	HSBC	0.36	6,090
10,185	HSBC	0.56	10,185
21,192	HSBC	0.58	21,192
18,798	Merrill Lynch	0.47	18,798

			$158,503

Expenses — Expenses that are directly related to a Fund are charged directly to that Fund. Other operating expenses of the Funds are prorated to the Funds on the basis of relative net assets.

Commodity-Linked Investments — To the extent consistent with its Investment Objective and Strategies, the Dynamic Asset Allocation and Multi-Asset Real Return Funds may invest in commodity investments to provide exposure to the investment returns of the commodities markets. Commodity investments include notes with interest payments that are tied to an underlying commodity or commodity index, ETFs or other exchange-traded products that are tied to the performance of a commodity or commodity index or other types of commodities or commodity indices. The Dynamic Asset Allocation and Multi-Asset Real Return Funds may also invest in equity securities of issuers in commodity-related industries.

294	SEI Institutional Investments Trust / Annual Report / May 31, 2016

The Dynamic Asset Allocation and Multi-Asset Real Return Funds may also seek to gain exposure to the commodity markets, in whole or in part, through investments in a wholly owned Subsidiary. The Subsidiary, unlike the Fund, may invest to a significant extent directly in commodities and in equity-linked securities and commodity-linked derivative instruments, including options, futures contracts, swaps, options on futures contracts and commodity-linked structured notes. The Subsidiary may also invest in other instruments in which the Fund is permitted to invest, either as investments or to serve as margin or collateral for its derivative positions. A Fund may invest up to 25% of its total assets in its Subsidiary.

In order for a Fund to qualify as a regulated investment company under Subchapter M of the Code, the Fund must derive at least 90% of its gross income each taxable year from qualifying income. The status of certain commodity-linked derivative instruments as qualifying income has been addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31 which provide that income from certain commodity-linked derivative instruments in which the Fund invests will not be considered qualifying income. To the extent the Dynamic Asset Allocation and Multi-Asset Real Return Funds invest in such instruments directly, each Fund will seek to restrict its income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income).

Foreign Currency Translation — The books and records of the Funds investing in international securities are maintained in U.S. dollars on the following basis:

(I) market value of investment securities, assets and liabilities at the current rate of exchange; and

(II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

The Funds report certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

Forward Foreign Currency Contracts — To the extent consistent with its Investment Objective and Strategies, a Fund may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. A Fund may also engage in currency transactions to enhance that Fund’s returns. All commitments are marked-to-market daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. A Fund realizes gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes. A Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments, Summary Schedule of Investments, Consolidated Schedule of Investments or Consolidated Summary Schedule of Investments for details regarding open forward foreign currency contracts as of May 31, 2016, if applicable.

Futures Contracts — To the extent consistent with its Investment Objective and Strategies, a Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. In addition, fixed income funds will utilize futures contracts to help manage duration and yield curve exposure. These Funds’ investments in futures contracts are designed to enable the Funds to more closely approximate the performance of their benchmark indices. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked-to-market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When contracts are closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, futures contracts involve the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

SEI Institutional Investments Trust / Annual Report / May 31, 2016	295

NOTES TO FINANCIAL STATEMENTS/CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

MAY 31, 2016

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments, Summary Schedule of Investments or Consolidated Schedule of Investments for details regarding open futures contracts as of May 31, 2016, if applicable.

Options/Swaptions Written/Purchased — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in financial options/swaptions contracts for the purpose of hedging its existing portfolio securities, or securities that a Fund intends to purchase, against fluctuations in fair market value caused by changes in prevailing market interest rates. A Fund may also invest in financial option/swaption contracts to enhance its returns. When the Fund writes or purchases an option/swaption, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option/swaption written or purchased. Premiums received or paid from writing or purchasing options/ swaptions which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option/swaption is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss. The Core Fixed Income, Dynamic Asset Allocation and Multi-Asset Real Return Funds had options/swaption contracts as of May 31, 2016, as disclosed in the Funds’ Schedule of Investments or Consolidated Summary Schedule of Investments.

The risk in writing a call option/swaption is a Fund may give up the opportunity for profit if the market price of the security increases. The risk in writing a put option/swaption is a Fund may incur a loss if the market price of the security decreases and the option/swaption is exercised. The risk in purchasing an option/swaption is a Fund may pay a premium whether or not the option/swaption is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option/swaption contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Finally, the risk exists that losses on written options could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments or Consolidated Summary Schedule of Investments for details regarding open option/swaption contracts as of May 31, 2016, if applicable.

Securities Sold Short — To the extent consistent with its Investment Objective and Strategies, a Fund may engage in short sales. Short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. Dividends and interest are shown as an expense for financial reporting purposes. To borrow the security, a Fund also may be required to pay a premium, which would decrease proceeds of the security sold. The proceeds of the short sale are retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the close of a short sale.

Until a Fund closes its short position or replaces the borrowed security, the Fund will: (i) earmark on the books of the Fund or place in a segregated account cash or liquid securities at such a level that the amount earmarked or deposited in the segregated account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (ii) otherwise “cover” the Fund’s short position as required by the 1940 Act. Refer to each Fund’s Schedule of Investments, Summary Schedule of Investments, Consolidated Summary Schedule of Investments or Consolidated Schedule of Investments for details regarding securities sold short as of May 31, 2016, if applicable. As of May 31, 2016, the Multi-Asset Real Return Fund held short positions.

Swap Agreements — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in swap contracts as an efficient means to synthetically obtain exposure to securities or baskets of securities and to manage a Fund’s interest rate duration and yield curve exposure. Swap contracts may also be used to mitigate a Fund’s overall level of risk and/or a Fund’s risk to particular types of securities, currencies or market segments. Interest rate swaps may further be used to

296	SEI Institutional Investments Trust / Annual Report / May 31, 2016

manage a Fund’s yield spread sensitivity. A Fund may buy credit default swaps in an attempt to manage credit risk where a Fund has credit exposure to an issuer, and a Fund may sell credit default swaps to more efficiently gain credit exposure to a security or basket of securities. A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or “basket” of securities representing a particular index. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“Centrally Cleared swaps”). Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Credit-default swaps involve periodic payments by a Fund or counterparty based on a specified rate multiplied by a notional amount assigned to an underlying debt instrument or group of debt instruments in exchange for the assumption of credit risk on the same instruments. In the event of a credit event, usually in the form of a credit rating downgrade, the party receiving periodic payments (i.e. floating rate payer) must pay the other party (i.e. fixed rate payer) an amount equal to the recovery rate used to settle the contracts. The recovery rate is a function of how many credit default swap investors wish to deliver the security or receive the security. The recovery rate is determined through an auction process. Total return swaps allow an investor to benefit from the cash flow without ever actually owning the underlying security. The receiver must pay any decline in value to the payer at the end of the total return swap. However, the investor does not need to make a payment if there is no decline in price. Payments can be made on various indices, bonds (i.e. mortgage backed securities, bank debt and corporate), loans or commodities. The value of a total return swap is equal to the change in value of the underlying asset versus the accrued income payment based on LIBOR or some other form of indices on the notional amount. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal to manage a Fund’s exposure to interest rates. Payments received or made are recorded as realized gains or loss. A Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after a Fund’s portfolio. In connection with swap agreements securities may be set aside as collateral by a Fund’s custodian.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss on the Statements of Operations or Consolidated Statements of Operations. Net payments of interest are recorded as realized gains or losses. Daily changes in valuation of Centrally Cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities.

Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. Risks also arise from potential losses from adverse market movements.

This risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by having the counterparty post collateral to cover a Fund’s exposure to the counterparty. See Note 3 for further details. Refer to each Fund’s Schedule of Investments, Summary Schedule of Investments or Consolidated Schedule of Investments for details regarding open swap agreements as of May 31, 2016, if applicable.

Forward Treasury Commitments — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in commitments to purchase U.S. Treasury securities on an extended settlement basis. Such transactions involve the commitment to purchase a security with payment and delivery taking place in the future, sometimes a month or more after the transaction date. The Funds account for such transactions as purchases and sales and record an unrealized gain or loss each day equal to the difference between the cost of the purchase commitment and the current market value. Realized gains or losses are recorded upon closure or settlement of such commitments. No interest is earned prior to settlement of the transaction. These instruments are subject to market fluctuation due to changes in interest rates and the market value at the time of settlement could be higher or lower than the purchase price. A Fund may incur losses due to changes in the value of the underlying treasury securities from interest rate fluctuations or as a result of counterparty nonperformance.

SEI Institutional Investments Trust / Annual Report / May 31, 2016	297

NOTES TO FINANCIAL STATEMENTS/CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

MAY 31, 2016

Delayed Delivery Transactions — To the extent consistent with its Investment Objective and Strategies, a Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Funds may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Participation Notes (P-Notes) — To the extent consistent with its Investment Objective and Strategies, a Fund may acquire P-Notes issued by participating banks or broker-dealers. P-Notes are participation interest notes that are designed to offer a return linked to a particular underlying equity, debt, currency or market. The P-Notes in which the Fund may invest will typically have a maturity of one year. When purchasing a P-Note, the posting of margin is not required because the full cost of the P-Note (plus commission) is paid at the time of purchase. When the P-Note matures, the issuer will pay to, or receive from, the purchaser the difference between the minimal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies of foreign securities markets that they seek to replicate.

In addition, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. The holder of a participation note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with an underlying security or instrument. However, the holder of a participation note does not receive voting rights as it would if it directly owned the underlying security or instrument. P-Notes are generally traded over-the- counter. P-Notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them and the counterparty. There is also counterparty risk associated with these investments because the Fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security. In addition, the Fund will incur transaction costs as a result of investments in P-Notes.

Loan Participations and Brady Bonds — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in U.S. dollar-denominated fixed- and floating-rate loans (“Loans”) arranged through private negotiations between a foreign sovereign entity and one or more financial institutions (“Lenders”). The Fund invests in such Loans in the form of participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties. Participations typically result in this Fund having a contractual relationship only with the Lenders, not with the sovereign borrowers. This Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

Certain debt obligations, customarily referred to as “Brady Bonds,” are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady. Brady Bonds have only been issued since 1989, and, accordingly, do not have a long payment history. They are issued by governments that may have previously defaulted on the loans being restructured by the Brady Bonds, so they are subject to the risk of default by the issuer. They may be fully or partially collateralized or uncollateralized and issued in various currencies.

Collateralized Debt Obligations — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized loan obligations (“CLOs”) if it holds only loans and other similarly structured securities. Multiple levels of securities are issued by the CDO, offering various maturity and credit risk characteristics that are characterized according to their degree of credit risk. Purchasers in CDOs are credited with their portion of the scheduled payments

298	SEI Institutional Investments Trust / Annual Report / May 31, 2016

of interest and principal on the underlying assets plus all unscheduled prepayments of principal based on a predetermined priority schedule. Accordingly, the CDOs in the longer maturity series are less likely than other asset pass-throughs to be prepaid prior to their stated maturity.

Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid to shareholders quarterly for the Large Cap, Large Cap Diversified Alpha, Large Cap Disciplined Equity, Large Cap Index, S&P 500 Index, Extended Market Index, Small Cap, Small Cap II, Small/Mid Cap Equity, U.S. Managed Volatility, Opportunistic Income, Emerging Markets Debt and Real Return Funds; declared daily and paid monthly for the Core Fixed Income, High Yield Bond, Long Duration, Long Duration Credit, Ultra Short Duration Bond and Intermediate Duration Credit Funds; declared and paid at least annually for the Global Managed Volatility, World Equity Ex-US, Screened World Equity Ex-US, Emerging Markets Equity, Limited Duration Bond, Dynamic Asset Allocation and Multi-Asset Real Return Funds. Dividends and distributions are recorded on the ex-dividend date. Any net realized capital gains will be distributed at least annually by the Funds.

Illiquid Securities — A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of a Fund. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed.

Restricted Securities — As of May 31, 2016, the following Fund owned private placement investments that were purchased through private offerings or acquired through initial public offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. In addition, this Fund has generally agreed to further restrictions on the disposition of certain holdings as set forth in various agreements entered into in connection with the purchase of these private placement investments. The acquisition dates of these investments, the enforceable right to acquire these private placement investments, along with the cost and values at May 31, 2016, were as follows:

	Face Amount ($ Thousands)/ Shares	Acquisition Date	Right to Acquire Date	Cost ($ Thousands)	Market Value ($ Thousands)	% of Net Assets

High Yield Bond Fund
Aventine (Escrow Security)	$2,600	11/30/10	11/30/10	$—	$1	0.00%
Aspect Software CR1	40,500	05/25/16	05/25/16	376	376	0.00
Aspect Software CR2	2,248	05/25/16	05/25/16	21	21	0.00

				$397	$398	0.00%

Investments in Real Estate Investment Trusts (“REITs”) — With respect to the Funds, with the exception of the World Equity Ex-US, Screened World Equity Ex-US and Real Return Funds, dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Investment in Subsidiary — The Dynamic Asset Allocation and Multi-Asset Real Return Funds may invest in their own Subsidiary. By investing in its Subsidiary, each Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by a Subsidiary are generally similar to those that are permitted to be held by the applicable Fund and are subject to the same risks that apply to similar investments if held directly by the Fund.

A Subsidiary, however, is not registered under the 1940 Act and will not be subject to all of the investor protections of the 1940 Act. Thus, the Dynamic Asset Allocation and Multi-Asset Real Return Funds, as investors in their own Subsidiary, will not have all of the protections offered to investors in registered investment companies.

However, each Fund wholly owns and controls its respective Subsidiary, and the Funds and the Subsidiaries are all managed by SIMC, making it unlikely that the Subsidiary will take action contrary to the interests of the applicable Fund or its shareholders. While a Subsidiary has its own Board of Directors (“Board”) that is responsible for overseeing the operations of such Subsidiary, the respective Fund’s Board has oversight responsibility for the investment activities of the Fund, including its investment in the respective Subsidiary, and the Fund’s role as the sole shareholder of such Subsidiary. It is not currently expected that shares of the Subsidiary will be sold or offered to investors other than the respective Fund.

SEI Institutional Investments Trust / Annual Report / May 31, 2016	299

NOTES TO FINANCIAL STATEMENTS/CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

MAY 31, 2016

Changes in the laws of the United States and/or the Cayman Islands or governmental interpretation of such laws, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or its respective Subsidiary to operate as intended and could negatively affect the Fund and its shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiaries. If Cayman Islands law changes such that the Subsidiaries must pay Cayman Islands governmental authority taxes, Fund shareholders would likely suffer decreased investment return.

3. CREDIT DERIVATIVES

A Fund may use credit default swaps to reduce risk where a Fund has exposure to the issuer, or to take an active long or short position with respect to the likelihood of an event of default. The reference obligation of the swap can be a single issuer, a “basket” of issuers, or an index. The underlying referenced assets are corporate debt, sovereign debt and asset backed securities.

The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event for corporate or sovereign reference obligations means bankruptcy, failure to pay, obligation acceleration, repudiation/moratorium or restructuring. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down.

If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

As of May 31, 2016, the Emerging Markets Debt and Multi-Asset Real Return Fund are the buyers (“receiving protection”) on a total notional amount of $18.5 million and $1.4 million, respectively. Additionally, the Core Fixed Income and Multi-Asset Real Return Funds are the sellers (“providing protection”) on a total notional amount of $7.3 million and $0.4 million, respectively. The notional amounts of the swaps are not recorded in the financial statements; however the notional amounts approximate the maximum potential amount of future payments that the Fund could be required to make if the Fund was the seller of protection and a credit event were to occur. Those credit default swaps (“CDS”) for which the Fund is providing protection at balance sheet date are summarized as follows:

Core Fixed Income Fund Written Credit Derivative Contracts	Single Name CDS		CDS Index
Reference Asset	Corp US$	Sovereign US$	ABS US$	Corp US$	Total
Fair value of written credit derivatives	$(60,942)	$(8,498)	$—	$—	$(69,440)
Maximum potential amount of future payments	6,220,000	1,079,000	—	—	7,299,000
Recourse provisions with the third parties any amounts paid under the credit derivative (including any purchased credit protection)[1]	—	—	—	—	—
Collateral held by the Partnership or other third parties which the Partnership can obtain upon occurrence of triggering event	—	—	—	—	—

1	Potential recoveries would include purchased credit derivatives to the extent they offset written credit derivatives which have an identical underlying, or a netting arrangement or credit support annex with the counterparty. There may be other potential recoveries from recourse provisions where agreements cover multiple derivative arrangements but those amounts have not been included.

300	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Maximum Potential Amount of Future Payments by Contract Term
	0-6 Months	6-12 Months	1-5 Years	5-10 Years	>10 Years	Total
Current credit spread* on underlying (in basis points)
0-100	$—	$—	$1,079,000	$6,220,000	$—	$7,299,000
> than 400	—	—	—	—	—	—
Total	$—	$—	$1,079,000	$6,220,000	$—	$7,299,000

*	The credit spread on the underlying asset is generally indicative of the current status of the underlying risk of the Fund having to perform. The spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a contract. Higher credit spreads with a shorter contract term is indicative of a higher likelihood of performance by the Fund.

Multi-Asset Real Return Fund Written Credit Derivative Contracts	Single Name CDS		CDS Index
Reference Asset	Corp US$	Sovereign US$	ABS US$	Corp US$	Total
Fair value of written credit derivatives	$10,717	$—	$—	$—	$10,717
Maximum potential amount of future payments	392,650	—	—	—	392,650
Recourse provisions with the third parties any amounts paid under the credit derivative (including any purchased credit protection)[1]	—	—	—	—	—
Collateral held by the Partnership or other third parties which the Partnership can obtain upon occurrence of triggering event	—	—	—	—	—

1	Potential recoveries would include purchased credit derivatives to the extent they offset written credit derivatives which have an identical underlying, or a netting arrangement or credit support annex with the counterparty. There may be other potential recoveries from recourse provisions where agreements cover multiple derivative arrangements but those amounts have not been included.

Maximum Potential Amount of Future Payments by Contract Term
	0-6 Months	6-12 Months	1-5 Years	5-10 Years	>10 Years	Total
Current credit spread* on underlying (in basis points)
0-100	$—	$—	$222,650	$—	$—	$222,650
>100	—	—	170,000	—	—	170,000
Total	$—	$—	$392,650	$—	$—	$392,650

*	The credit spread on the underlying asset is generally indicative of the current status of the underlying risk of the Fund having to perform. The spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a contract. Higher credit spreads with a shorter contract term is indicative of a higher likelihood of performance by the Fund.

The credit spread disclosed above for each reference obligation where the Fund is the seller of protection is a representation of the current payment/performance risk of the swap.

4. DERIVATIVE TRANSACTIONS

The following tables include only Funds that had exposure to more than one type of risk on derivatives held throughout the year. For Funds that held derivatives throughout the period with only one type of risk exposure, additional information can be found on the Schedule of Investments, Consolidated Summary Schedule of Investments or Consolidated Schedule of Investments and the Statements of Operations or Consolidated Statements of Operations.

The fair value of derivative instruments as of May 31, 2016 was as follows:

	Asset Derivatives			Liability Derivatives
	Statements of Assets and Liabilities Location	Fair Value		Statements of Assets and Liabilities Location	Fair Value

Global Managed Volatility Fund
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$769	*	Net Assets — Unrealized depreciation on futures contracts	$—
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	737		Unrealized loss on forward foreign currency contracts	214

Total derivatives not accounted for as hedging instruments		$1,506			$214

SEI Institutional Investments Trust / Annual Report / May 31, 2016	301

NOTES TO FINANCIAL STATEMENTS/CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

MAY 31, 2016

	Asset Derivatives			Liability Derivatives
	Statements of Assets and Liabilities Location	Fair Value		Statements of Assets and Liabilities Location	Fair Value

Core Fixed Income Fund
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$875	*	Net Assets — Unrealized depreciation on futures contracts	$1,260	*
	Net Assets — Unrealized appreciation on swaps contracts	—		Net Assets — Unrealized depreciation on swaps contracts	7,763	†
	Options purchased, at value	268		Options written, at value	29
Credit Contracts	Net Assets — Unrealized appreciation on swaps contracts	153	†	Net Assets — Unrealized depreciation on swap contracts	49	†
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	968		Unrealized loss on forward foreign currency contracts	577

Total derivatives not accounted for as hedging instruments		$2,264			$9,678

Long Duration Fund
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$720		Net Assets — Unrealized depreciation on futures contracts	$213
	Net Assets — Unrealized appreciation on swaps contracts	—		Net Assets — Unrealized depreciation on swap contracts	1,887

Total derivatives not accounted for as hedging instruments		$720			$2,100

Emerging Markets Debt Fund
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$119	*	Net Assets — Unrealized depreciation on futures contracts	$136	*
	Net Assets — Unrealized appreciation on swaps contracts	381	†	Net Assets — Unrealized depreciation on swaps contracts	3,704	†
Credit Contracts	Net Assets — Unrealized appreciation on swaps contracts	—		Net Assets — Unrealized depreciation on swap contracts	72	†
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	6,932		Unrealized loss on forward foreign currency contracts	12,235

Total derivatives not accounted for as hedging instruments		$7,432			$16,147

Dynamic Asset Allocation Fund
Interest rate contracts	Net Assets — Unrealized appreciation on swaps contracts	$8,241	†	Net Assets — Unrealized depreciation on swaps contracts	$1,857	†
	Net Assets — Unrealized appreciation on futures contracts	—		Net Assets — Unrealized depreciation on futures contracts	160	*
Equity contracts	Net Assets — Unrealized appreciation on futures contracts	3,076	*	Net Assets — Unrealized depreciation on futures contracts	—
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	11,827		Unrealized loss on forward foreign currency contracts	2,969
	Options purchased, at value	161		Options written, at value	—

Total derivatives not accounted for as hedging instruments		$23,305			$4,986

Multi-Asset Real Return Fund
Interest rate contracts	Net Assets — Unrealized appreciation on swaps contracts	$1,779	†	Net Assets — Unrealized depreciation on swaps contracts	$3,626	†
	Net Assets — Unrealized appreciation on futures contracts	35	*	Net Assets — Unrealized depreciation on futures contracts	4	*
Equity contracts	Net Assets — Unrealized appreciation on futures contracts	—	*	Net Assets — Unrealized depreciation on futures contracts	805	*
Commodity contracts	Net Assets — Unrealized appreciation on futures contracts	9,604	*	Net Assets — Unrealized depreciation on futures contracts	2,452	*
Credit contracts	Net Assets — Unrealized appreciation on swaps contracts	139	†	Net Assets — Unrealized depreciation on swaps contracts	3	†

302	SEI Institutional Investments Trust / Annual Report / May 31, 2016

	Asset Derivatives		Liability Derivatives
	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	$177	Unrealized loss on forward foreign currency contracts	$330
	Options purchased, at value	87	Options written, at value	—

Total derivatives not accounted for as hedging instruments		$11,821		$7,220

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedules of Investments, Consolidated Summary Schedule of Investments or Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities.
†	Includes cumulative appreciation/depreciation of swap contracts as reported in the Schedules of Investments or Consolidated Schedule of Investments. Market Value is reported within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities for swap contracts that have paid premiums.

The effect of derivative instruments on the Statements of Operations or Consolidated Statements of Operations for the year ended May 31, 2016.

Amount of realized gain or (loss) on derivatives recognized in income ($ Thousands):

Derivatives Not Accounted for as Hedging Instruments	Swaptions	Options	Futures	Forward Currency Contracts	Swaps	Total
Global Managed Volatility Fund
Interest rate contracts	$—	$—	$1,285	$—	$—	$1,285
Foreign exchange contracts	—	—	—	(8,288)	—	(8,288)
Total	$—	$—	$1,285	$(8,288)	$—	$(7,003)
Core Fixed Income Fund
Interest rate contracts	$211	$(513)	$2,428	$—	$(1,146)	$980
Foreign exchange contracts	—	—	(39)	635	—	596
Credit contracts	—	—	—	—	(742)	(742)
Total	$211	$(513)	$2,389	$635	$(1,888)	$834
Long Duration Fund
Interest rate contracts	$—	$—	$9,170	$—	$(1,138)	$8,032
Total	$—	$—	$9,170	$—	$(1,138)	$8,032
Emerging Markets Debt Fund
Interest rate contracts	$—	$—	$(1,332)	$—	$(10,889)	$(12,221)
Foreign exchange contracts	—	—	—	3,076	—	3,076
Credit contracts	—	—	—	—	(11)	(11)
Total	$—	$—	$(1,332)	$3,076	$(10,900)	$(9,156)
Dynamic Asset Allocation Fund
Interest rate contracts	$—	$(631)	$(172)	$—	$—	$(803)
Foreign exchange contracts	—	—	—	(35,182)	—	(35,182)
Equity contracts	—	(624)	(21,916)	—	—	(22,540)
Total	$—	$(1,255)	$(22,088)	$(35,182)	$—	$(58,525)
Multi-Asset Real Return Fund
Interest rate contracts	$—	$—	$(1,130)	$—	$(184)	$(1,314)
Foreign exchange contracts	—	25	—	(305)	—	(280)
Credit contracts	—	—	—	—	(18)	(18)
Equity contracts	—	—	648	—	—	648
Commodity contracts	—	(222)	(28,200)	—	—	(28,422)
Total	$—	$(197)	$(28,682)	$(305)	$(202)	$(29,386)

SEI Institutional Investments Trust / Annual Report / May 31, 2016	303

NOTES TO FINANCIAL STATEMENTS/CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

MAY 31, 2016

Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($ Thousands):

Derivatives Not Accounted for as Hedging Instruments	Swaptions	Options	Futures	Forward Currency Contracts	Swaps	Total
Global Managed Volatility Fund
Interest rate contracts	$—	$—	$769	$—	$—	$769
Foreign exchange contracts	—	—	—	523	—	523
Total	$—	$—	$769	$523	$—	$1,292
Core Fixed Income Fund
Interest rate contracts	$(201)	$(188)	$(1,573)	$—	$(6,362)	$(8,324)
Foreign exchange contracts	—	—	—	(1,361)	—	(1,361)
Credit contracts	—	—	—	—	31	31
Total	$(201)	$(188)	$(1,573)	$(1,361)	$(6,331)	$(9,654)
Long Duration Fund
Interest rate contracts	$—	$—	$(1,088)	$—	$(498)	$(1,586)
Total	$—	$—	$(1,088)	$—	$(498)	$(1,586)
Emerging Markets Debt Fund
Interest rate contracts	$—	$—	$190	$—	$(1,917)	$(1,727)
Foreign exchange contracts	—	—	—	(5,624)	519	(5,105)
Credit contracts	—	—	—	—	(72)	(72)
Total	$—	$—	$190	$(5,624)	$(1,470)	$(6,904)
Dynamic Asset Allocation Fund
Interest rate contracts	$—	$421	$(160)	$—	$6,384	$6,645
Foreign exchange contracts	—	—	—	21,322	—	21,322
Equity contracts	—	(1,289)	(8,703)	—	—	(9,992)
Total	$—	$(868)	$(8,863)	$21,322	$6,384	$17,975
Multi-Asset Real Return Fund
Interest rate contracts	$—	$61	$208	$—	$(1,260)	$(991)
Foreign exchange contracts	—	—	—	(415)	—	(415)
Credit contracts	—	—	—	—	96	96
Equity contracts	—	—	133	—	—	133
Commodity contracts	—	(69)	7,282	—	—	7,213
Total	$—	$(8)	$7,623	$(415)	$(1,164)	$6,036

A Fund is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a specific counterparty entity in the event of a default with respect to all the transactions governed under a single agreement with a specific counterparty entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master

Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Securities and U.S. dollar cash are generally the preferred forms of collateral. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities/Consolidated Statements of Assets and Liabilities as either a component of investments at value (securities) or deposits due from counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities/Consolidated Statements of Assets and Liabilities as deposits due to counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

304	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Customer Account Agreements and related addendums govern exchange traded derivatives transactions such as futures, options on futures, and centrally cleared swaps. Exchange traded derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

The following is a summary of the market value and variation margin of exchange-traded or centrally cleared financial derivative instruments of the Funds as of May 31, 2016 ($ Thousands):

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
Fund	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Large Cap Fund	$—	$—	$—	$—	$—	$1	$—	$1
Large Cap Diversified Alpha Fund	—	—	—	—	—	1	—	1
Large Cap Disciplined Equity Fund	—	—	—	—	—	156	—	156
Large Cap Index Fund	—	4	—	4	—	55	—	55
S&P 500 Index Fund	—	—	—	—	—	83	—	83
Extended Market Index Fund	—	26	—	26	—	—	—	—
Small Cap Fund	—	13	—	13	—	—	—	—
Small Cap II Fund	—	16	—	16	—	—	—	—
Small/Mid Cap Equity Fund	—	23	—	23	—	—	—	—
U.S. Managed Volatility Fund	—	—	—	—	—	79	—	79
Global Managed Volatility Fund	—	82	—	82	—	83	—	83
World Equity Ex-US Fund	—	1,121	—	1,121	—	706	—	706
Screened World Equity Ex-US Fund	—	11	—	11	—	8	—	8
Opportunistic Income Fund	—	1	—	1	—	—	—	—
Core Fixed Income Fund	268	196	—	464	29	793	106	928
Long Duration Fund	—	354	—	354	—	164	15	179
Long Duration Credit Fund	—	144	—	144	—	262	—	262
Ultra Short Duration Bond Fund	—	1	—	1	—	—	—	—
Emerging Markets Debt Fund	—	20	—	20	—	44	12	56
Intermediate Duration Credit Fund	—	2	—	2	—	12	—	12
Dynamic Asset Allocation Fund	161	12	—	173	—	115	—	115
Multi-Asset Real Return Fund	87	1,256	52	1,395	—	1,080	69	1,149

Securities with an aggregate fair market value of $78,769,869 have been pledged as collateral for exchange-traded and centrally cleared derivative instruments as of May 31, 2016.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian.

SEI Institutional Investments Trust / Annual Report / May 31, 2016	305

NOTES TO FINANCIAL STATEMENTS/CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

MAY 31, 2016

The following is a summary by derivative type of the market value of OTC financial derivative instruments and collateral (received) pledged as of May 31, 2016 ($ Thousands):

	Financial Derivative Assets				Financial Derivative Liabilities
Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged		Net Exposures(1)
Core Fixed Income Fund	$968	$—	$153	$1,121	$577	$—	$1,143	$—	$1,720	$(599)	$—		$(599)
Emerging Markets Debt Fund	6,932	—	381	7,313	12,235	—	2,988	—	15,223	(7,910)	—		(7,910)
Long Duration Fund	—	—	—	—	—	—	700	—	700	(700)	—		(700)
Dynamic Asset Allocation Fund	11,827	—	8,241	20,068	2,969	—	1,857	—	4,826	15,242	—		15,242
Multi-Asset Real Return Fund	177	—	149	326	330	—	123	158,503	158,956	(158,630)	158,503	(2)	(127)

(1)	Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity.
(2)	Excess collateral pledged is not shown for financial reporting purposes.

Securities with an aggregate fair market value of $0 have been pledged and $0 have been received as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of May 31, 2016.

Written Swaptions transactions entered into during the year ended May 31, 2016, are summarized as follows:

Core Fixed Income Fund
	Number of Contracts	Premium ($ Thousands)
Balance at the beginning of period	30,730,000	$795
Closing buys	(30,730,000)	(795)
Balance at the end of period	—	$—
Written options transactions entered into during the year ended May 31, 2016, are summarized as follows:
Core Fixed Income Fund
	Number of Contracts	Premium ($ Thousands)
Balance at the beginning of period	1,801	$586
Written	15,400	5,271
Expired	(9,940)	(3,061)
Closing buys	(6,940)	(2,696)
Balance at the end of period	321	$(100)

As of May 31, 2016, the Funds had cash and/or securities at least equal to the value of written options.

5. BASIS FOR CONSOLIDATION FOR THE DYNAMIC ASSET ALLOCATION AND MULTI-ASSET REAL RETURN FUNDS

The Consolidated Summary Schedule of Investments, Consolidated Schedule of Investments, Consolidated Statements of Assets and Liabilities, Consolidated
Statements of Operations, Consolidated Statements of Changes in Net Assets, Consolidated Statement of Cash Flows, and the Consolidated Financial Highlights of the Dynamic Asset Allocation and Multi-Asset Real Return Funds include the accounts of their respective Subsidiaries. All intercompany accounts and transactions have been eliminated in consolidation for the Funds. The Subsidiaries have a fiscal year end of May 31 for financial statement consolidation purposes and a nonconforming tax year end of April 30.

The Subsidiaries are classified as controlled foreign corporations under the Internal Revenue Code of 1986 (“IRC”). The Subsidiaries taxable income is included in the calculation of the Funds’ taxable income. Net losses of the Subsidiaries are not deductible by the Funds either in the current period or carried forward to future periods.

The Dynamic Asset Allocation and Multi-Asset Real Return Funds may invest up to 25% of their total assets in their respective Subsidiary.

A summary of the Funds’ investments in the Subsidiaries are as follows:

	Inception Date of Subsidiary	Subsidiary Net Assets at May 31, 2016 ($ Thousands)	% of Total Net Assets at May 31, 2016
Dynamic Asset Allocation Commodity Strategy Subsidiary, Ltd.	January 28, 2014	$7,028	0.3%
Multi-Asset Real Return Commodity Strategy Subsidiary, Ltd.	June 27, 2013	$148,115	20.2%

306	SEI Institutional Investments Trust / Annual Report / May 31, 2016

6. INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS, INVESTMENT SUBADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory, Administration and Distribution Agreements — SEI Investments Global Funds Services (the “Administrator”) serves as administrator to the Funds. The Administrator provides certain administrative and shareholder servicing for an annual fee of 0.05% of the average daily net assets of each Fund. For the year ended May 31, 2016, the Administrator has voluntarily agreed to waive all of its fee. The Funds’ Administrator may discontinue all or part of these voluntary waiver at any time.

SIMC serves as investment adviser (the “Adviser”) to each Fund. In connection with serving as Adviser, SIMC is entitled to a fee that is calculated daily and paid monthly, based on the average daily net assets of each Fund. SIMC plans to voluntarily waive a portion of its fees in order to keep investment advisory fees at a specified level. The Funds’ Adviser may discontinue all or part of these voluntary waivers at any time. Accordingly, the advisory fee and voluntary expense limitations for each Fund are as follows:

	Advisory Fees	Investment Advisory Fees After Fee Waivers
Large Cap Fund	0.40%	0.18%
Large Cap Diversified Alpha Fund	0.40	0.22
Large Cap Disciplined Equity Fund	0.40	0.17
Large Cap Index Fund	0.17	0.01
S&P 500 Index Fund	0.03	0.01
Extended Market Index Fund	0.12	0.04
Small Cap Fund	0.65	0.45
Small Cap II Fund	0.65	0.43
Small/Mid Cap Equity Fund	0.65	0.44
U.S. Managed Volatility Fund	0.65	0.22
Global Managed Volatility Fund	0.65	0.22
World Equity Ex-US Fund	0.55	0.31
Screened World Equity Ex-US Fund	0.65	0.26
Emerging Markets Equity Fund	1.05	0.56
Opportunistic Income Fund	0.45	0.24
Core Fixed Income Fund	0.30	0.11
High Yield Bond Fund	0.4875	0.28
Long Duration Fund	0.30	0.13
Long Duration Credit Fund	0.30	0.13
Ultra Short Duration Bond Fund	0.15	0.10
Emerging Markets Debt Fund	0.85	0.38

	Advisory Fees	Investment Advisory Fees After Fee Waivers
Real Return Fund	0.22	0.06
Limited Duration Bond Fund	0.25	0.09
Intermediate Duration Credit Fund	0.25	0.13
Dynamic Asset Allocation Fund	0.60	0.06
Multi-Asset Real Return Fund	0.55	0.24

As of May 31, 2016, SIMC has entered into investment sub-advisory agreements with the following parties and pays the sub-advisers out of the fee that it receives from the Funds:

Investment Sub-Adviser
Large Cap Fund
AJO, LP
AQR Capital Management, LLC
Brown Advisory LLC
Jackson Square Partners, LLC
LSV Asset Management
Waddell & Reed Investment Management Company
Large Cap Diversified Alpha Fund
AQR Capital Management, LLC
Brandywine Global Investment Management, LLC
Coho Partners, Ltd.
Jackson Square Partners, LLC
Parametric Portfolio Associates LLC
Large Cap Disciplined Equity Fund
Analytic Investors, LLC
INTECH Investment Management, LLC
Lazard Asset Management LLC
OppenheimerFunds, Inc.
Quantitative Management Associates, LLC
Large Cap Index Fund
SSGA Funds Management, Inc.
S&P 500 Index Fund
SSGA Funds Management, Inc.
Extended Market Index Fund
SSGA Funds Management, Inc.
Small Cap Fund
AQR Capital Management, LLC
EAM Investors, LLC
Falcon Point Capital, LLC
J.P. Morgan Investment Management Inc.
LSV Asset Management
Robecco Investment Management, Inc.
William Blair & Company, L.L.C.
Small Cap II Fund
AllianceBernstein L.P.
AQR Capital Management, LLC
EAM Investors, LLC
Falcon Point Capital, LLC
LMCG Investments, LLC
Mesirow Financial Investment Management, Inc.
Snow Capital Management, L.P.

SEI Institutional Investments Trust / Annual Report / May 31, 2016	307

NOTES TO FINANCIAL STATEMENTS/CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

MAY 31, 2016

Small/Mid Cap Equity Fund
AllianceBernstein L.P.
AQR Capital Management, LLC
Arrowpoint Asset Management, LLC
Axiom International Investors, LLC
Castle Ark Management, LLC
Integrity Asset Management
LMCG Investments, LLC
LSV Asset Management
Robeco Investment Management, Inc.
U.S. Managed Volatility Fund
AJO, L.P.
Analytic Investors, LLC
LSV Asset Management
Global Managed Volatility Fund
Acadian Asset Management LLC
Analytic Investors, LLC
LSV Asset Management
World Equity Ex-US Fund
Acadian Asset Management LLC
Bailie Gifford Overseas Ltd
BlackRock International, Ltd.
EARNEST Partners LLC
J O Hambro Capital Management Limited
McKinley Capital Management, LLC
NFJ Investment Group LLC
Screened World Equity Ex-US Fund
Acadian Asset Management LLC
Baillie Gifford Overseas, Ltd.
EARNEST Partners LLC
McKinley Capital Management, LLC
Emerging Markets Equity Fund
AllianceBernstein L.P.
Causeway Capital Management LLC
J O Hambro Capital Management Limited
Kleinwort Benson Investors International Ltd
RWC Asset Advisor (US) LLC
WCM Investment Management
Opportunistic Income Fund
Ares Management, LLC
Brookfield Investment Management Inc.
Declaration Management & Research, LLC
Wellington Management Company, LLP
Core Fixed Income Fund
Jennison Associates LLC
Metropolitan West Asset Management, LLC
Wells Capital Management, Incorporated
Western Asset Management Company
Western Asset Management Company Limited
High Yield Bond Fund
Ares Management, LLC
Benefit Street Partners, LLC
Brigade Capital Management, LP
Delaware Investments Fund Advisers
J.P. Morgan Investment Management, Inc.

Long Duration Fund
Income Research & Management
Jennison Associates LLC
Legal & General Investment Management America, Inc.
Metropolitan West Asset Management LLC
Long Duration Credit Fund
Income Research & Management
Jennison Associates LLC
Legal & General Investment Management America, Inc.
Logan Circle Partners, L.P.
Metropolitan West Asset Management LLC
Ultra Short Duration Bond Fund
Logan Circle Partners, L.P.
Wellington Management Company, LLP
Emerging Markets Debt Fund
Investec Asset Management Ltd.
Neuberger Berman Fixed Income, LLC
Stone Harbor Investment Partners, L.P.
Limited Duration Bond Fund
Logan Circle Partners, L.P.
Metropolitan West Asset Management LLC
Intermediate Duration Credit Fund
Income Research & Management
Legal & General Investment Management America Inc.
Logan Circle Partners, L.P.
Dynamic Asset Allocation Fund
SSgA Funds Management, Inc.
Multi-Asset Real Return Fund
AllianceBernstein L.P.
QS Investors, LLC

SEI Investments Distribution Co. (the “Distributor”), a wholly owned subsidiary of SEI Investments Company (“SEI”), serves as each Fund’s Distributor pursuant to a Distribution Agreement with the Trust.

Other — The Distribution Agreement between the Distributor and the Trust provides that the Distributor may receive compensation on fund transactions effected for the Trust in accordance with Securities and Exchange Commission (“SEC”) rules. Accordingly, it is expected that fund transactions may result in brokerage commissions being paid to the Distributor. The SEC rules require that such commissions not exceed usual and customary commissions.

Such commissions for the year ended May 31, 2016, were as follows ($ Thousands):

Large Cap Fund	$5
Large Cap Disciplined Equity Fund	13
Small Cap Fund	155
Small Cap II Fund	20
Small/Mid Cap Equity Fund	3
World Equity Ex-US Fund	37

308	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Payments to Affiliates — Certain officers and/or trustees of the Trust are also officers and/or Directors of the Distributor, the Adviser and/or the Administrator. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly and interim meetings. Compensation of officers and affiliated Trustees of the Trust is paid by the Distributor or Administrator.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Adviser, sub-advisers and service providers as required by SEC regulations.

LSV Asset Management (partially-owned subsidiary of SIMC) serves as a sub-adviser to the Large Cap, Small Cap, Small/Mid Cap Equity, U.S. Managed Volatility, Global Managed Volatility and Intermediate Duration Credit Funds. For this service, LSV Asset Management is entitled to receive a fee from SIMC. Such fees for the year ended May 31, 2016, were as follows ($ Thousands):

Large Cap Fund	$473
Small Cap Fund	326
Small/Mid Cap Equity Fund	875
U.S. Managed Volatility Fund	1,662

Fees Paid Indirectly — The Funds may direct certain fund trades to the Distributor who pays a portion of each Fund’s expenses. Accordingly, the expenses reduced, which were used to pay third party expenses, can be found on the Statements of Operations or Consolidated Statement of Operations and the effect on each Fund’s expense ratio, as a percentage of each Fund’s average daily net assets for the year ended May 31, 2016, can be found on the Financial Highlights or Consolidated Financial Highlights.

Investment in Affiliated Security —The Funds may invest in the SEI Daily Income Trust (“SDIT”) Prime Obligation Fund, an affiliated money market fund to manage excess cash or to serve as margin or collateral for derivative positions. Additionally, the Funds may invest the cash collateral from the securities lending program in the SEI Liquidity Fund, L.P.

The following is a summary of the transactions with affiliates for the year ended May 31, 2016 ($ Thousands):

SEI Liquidity Fund, L.P.	Purchases at Cost	Proceeds from Sales	Value 5/31/2016	Dividend Income
Large Cap Fund	$262,735	$(258,758)	$40,532	$444
Large Cap Disciplined
Equity Fund	233,184	(238,384)	24,483	175
Large Cap Index Fund	177,749	(182,434)	20,890	231
S&P 500 Index Fund	196,962	(182,758)	26,532	136
Extended Market Index
Fund	140,668	(140,884)	42,598	839
Small Cap Fund	147,722	(185,990)	22,227	822
Small Cap II Fund	115,520	(111,597)	33,837	415
Small/Mid Cap Equity Fund	440,173	(478,997)	152,985	1,414

SEI Liquidity Fund, L.P.	Purchases at Cost	Proceeds from Sales	Value 5/31/2016	Dividend Income
World Equity Ex-US Fund	$1,990,960	$(1,976,613)	$362,212	$3,613
Core Fixed Income Fund	159,179	(415,241)	—	118
Emerging Markets Debt
Fund	6,485	(14,380)	—	5
SEI Daily Income Trust, Prime Obligation Fund
Large Cap Fund	$542,850	$(599,584)	$62,127	$120
Large Cap Diversified
Alpha Fund	42,615	(42,732)	3,568	4
Large Cap Disciplined
Equity Fund	1,212,631	(1,233,054)	151,912	208
Large Cap Index Fund	332,602	(329,031)	39,573	46
S&P 500 Index Fund	875,526	(859,818)	60,898	93
Extended Market Index
Fund	202,891	(202,469)	14,579	34
Small Cap Fund	269,022	(280,423)	26,893	37
Small Cap II Fund	313,499	(311,856)	21,069	39
Small/Mid Cap Equity Fund	670,167	(690,227)	78,825	101
U.S. Managed Volatility Fund	883,939	(939,189)	3,594	54
Global Managed Volatility Fund	229,988	(175,490)	54,498	44
World Equity Ex-US Fund	908,658	(871,237)	197,215	260
Screened World Equity Ex-
US Fund	14,824	(13,036)	2,084	4
Emerging Markets Equity Fund	260,909	(260,905)	2,804	10
Opportunistic Income Fund	796,573	(807,062)	67,573	190
Core Fixed Income Fund	3,580,423	(3,786,400)	69,172	315
High Yield Bond Fund	1,056,371	(1,022,203)	120,669	192
Long Duration Fund	889,798	(900,369)	37,360	50
Long Duration Credit Fund	964,294	(972,745)	41,861	63
Ultra Short Duration Bond Fund	321,309	(323,102)	1,968	8
Limited Duration Bond Fund	1,010,955	(1,009,380)	6,511	26
Intermediate Duration Credit Fund	878,638	(860,767)	43,414	40
SEI Common Stock
Large Cap Index Fund	$—	$—	$604	$6
Extended Market Index Fund	150	(82)	1,246	11

Interfund Lending — The SEC has granted an exemption that permits the Trust to participate in an interfund lending program (“The Program”) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the “SEI Funds”). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in The Program is voluntary for both borrowing and lending funds. Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (“Repo Rate”), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (“Bank Loan Rate”). The Bank Loan Rate will be determined using a formula annually reviewed by the SEI Funds’ Board of Trustees. The interest rate imposed on inter fund loans is the average of the Repo Rate and the Bank Loan Rate.

SEI Institutional Investments Trust / Annual Report / May 31, 2016	309

NOTES TO FINANCIAL STATEMENTS/CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

MAY 31, 2016

During the year ended May 31, 2016, the Trust borrowed funds from SEI Liquid Asset Trust Prime Obligation Fund. The amount borrowed, interest paid on the borrowing and the corresponding interest rate were as follows ($ Thousands):

Account Name	Date	Amount Borrowed	Interest Paid	Rate
Small Cap Fund	11/25/2015	$25,000	$1	0.22%
Small Cap Fund	12/16/2015	18,000	—	0.46
Small Cap Fund	12/17/2015	17,000	—	0.38
Ultra Short Duration Bond Fund	05/10/2016	12,208	—	0.46

At May 31, 2016, the Trust had no outstanding borrowings.

7. CAPITAL SHARE TRANSACTIONS

Capital share transactions for the Funds were as follows (Thousands):

	Large Cap Fund		Large Cap Diversified Alpha Fund		Large Cap Disciplined Equity Fund		Large Cap Index Fund
	2016	2015	2016	2015	2016	2015	2016	2015
Class A:
Shares Issued	18,834	22,923	1,634	497	27,859	26,998	3,582	1,846
Shares Issued in Lieu of Dividends and Distributions	17,001	10,902	1,579	241	40,864	45,065	695	908
Shares Redeemed	(28,840)	(31,917)	(1,459)	(6,447)	(74,856)	(92,482)	(3,055)	(2,714)
Total Increase (Decrease) in Net Assets Derived from Class A Transactions	6,995	1,908	1,754	(5,709)	(6,133)	(20,419)	1,222	40

	S&P 500 Index Fund			Extended Market Index Fund		Small Cap Fund		Small Cap II Fund
	2016	2015		2016	2015	2016	2015	2016	2015
Class A:
Shares Issued	66,483	234,645	(1)	15,048	19,886	2,905	3,754	20,766	11,622
Shares Issued in Lieu of Dividends and Distributions	6,627	2,925		2,678	1,655	3,466	1,007	2,823	1,901
Shares Redeemed	(54,692)	(42,674)		(13,492)	(7,991)	(10,827)	(7,478)	(11,555)	(4,848)
Total Increase (Decrease) in Net Assets Derived from Class A Transactions	18,418	194,896		4,234	13,550	(4,456)	(2,717)	12,034	8,675

	Small/Mid Cap Equity Fund		U.S. Managed Volatility Fund		Global Managed Volatility Fund(3)	World Equity Ex-US Fund
	2016	2015	2016	2015	2016	2016	2015
Class A:
Shares Issued	13,939	13,690	43,538	20,365	121,441	129,197	137,907
Shares Issued in Lieu of Dividends and Distributions	20,663	18,497	9,956	11,373	—	15,224	17,907
Shares Redeemed	(22,342)	(24,682)	(40,619)	(18,977)	(23,034)	(106,454)	(75,565)
Total Increase in Net Assets Derived from Class A Transactions	12,260	7,505	12,875	12,761	98,407	37,967	80,249

	Screened World Equity Ex-US Fund		Emerging Markets Equity Fund		Opportunistic Income Fund
	2016	2015	2016	2015	2016	2015
Class A:
Shares Issued	1,581	1,865	58,292	61,812	41,392	91,373
Shares Issued in Lieu of Dividends and Distributions	129	102	1,545	70	6,774	6,100
Shares Redeemed	(775)	(1,109)	(10,369)	(2,735)	(48,311)	(60,713)
Total Increase (Decrease) in Net Assets Derived from Class A Transactions	935	858	49,468	59,147	(145)	36,760

310	SEI Institutional Investments Trust / Annual Report / May 31, 2016

	Core Fixed Income Fund		High Yield Bond Fund		Long Duration Fund			Long Duration Credit Fund
	2016	2015	2016	2015	2016		2015	2016	2015
Class A:
Shares Issued	100,693 (1)	150,096	75,177	71,047	53,155		56,339	34,900 (1)	136,641	(1)
Shares Issued in Lieu of Dividends and Distributions	23,419	16,690	20,813	19,237	28,777		21,114	20,357	12,551
Shares Redeemed	(147,078)	(199,854)	(54,082)	(41,258)	(137,160	)(2)	(155,587)	(70,602)	(85,266)
Total Increase (Decrease) in Net Assets Derived from Class A Transactions	(22,966)	(33,068)	41,908	49,026	(55,228)		(78,134)	(15,345)	63,926

	Ultra Short Duration Bond Fund		Emerging Markets Debt Fund		Real Return Fund		Limited Duration Bond Fund(5)
	2016	2015	2016	2015	2016	2015	2016	2015
Class A:
Shares Issued	26,044	39,520	50,673	59,071	9,101	6,116	68,270	69,230
Shares Issued in Lieu of Dividends and Distributions	830	832	1,782	5,979	—	160	1,225	285
Shares Redeemed	(37,724)	(47,326)	(36,683)	(24,191)	(17,250)	(3,703)	(20,891)	(2,521)
Total Increase (Decrease) in Net Assets Derived from Class A Transactions	(10,850)	(6,974)	15,772	40,859	(8,149)	2,573	48,604	66,994

	Intermediate Duration Credit Fund(6)			Dynamic Asset Allocation Fund		Multi-Asset Real Return Fund
	2016	2015		2016	2015	2016	2015
Class A:
Shares Issued	32,843	165,014	(1)	28,244	25,892	23,380	25,248
Shares Issued in Lieu of Dividends and Distributions	4,152	509		7,787	5,216	818	1,610
Shares Redeemed	(55,237)	(2,655)		(22,164)	(20,816)	(20,202)	(19,286)
Total Increase (Decrease) in Net Assets Derived from Class A Transactions	(18,242)	162,868		13,867	10,292	3,996	7,572

(1)	Includes subscriptions as a result of an in-kind transfer of securities (see Note 11).
(2)	Includes redemptions as a result of an in-kind transfer of securities (see Note 11).
(3)	Fund commenced operations on January 29, 2016.
(4)	Fund commenced operations on October 31, 2014.
(5)	Fund commenced operations on July 31, 2014.
(6)	Fund commenced operations on March 31, 2015.

8. INVESTMENT TRANSACTIONS

The cost of security purchases and proceeds from the sale and maturities of securities other than temporary cash investments, during the year ended May 31, 2016, were as follows:

	U.S. Gov’t ($ Thousands)	Other ($ Thousands)	Total ($ Thousands)
Large Cap Fund
Purchases	$—	$1,488,045	$1,488,045
Sales	—	1,643,731	1,643,731
Large Cap Diversified Alpha Fund
Purchases	—	76,884	76,884
Sales	—	82,172	82,172
Large Cap Disciplined Equity Fund
Purchases	—	3,653,294	3,653,294
Sales	—	4,202,410	4,202,410
Large Cap Index Fund
Purchases	—	427,719	427,719
Sales	—	328,074	328,074
S&P 500 Index Fund
Purchases	—	595,367	595,367
Sales	—	403,415	403,415

	U.S. Gov’t ($ Thousands)	Other ($ Thousands)		Total ($ Thousands)
Extended Market Index Fund
Purchases	$—	$206,916		$206,916
Sales	—	181,690		181,690
Small Cap Fund
Purchases	—	607,648		607,648
Sales	—	740,399		740,399
Small Cap II Fund
Purchases	—	594,344		594,344
Sales	—	498,903		498,903
Small/Mid Cap Equity Fund
Purchases	—	1,658,431		1,658,431
Sales	—	1,749,265		1,749,265
U.S. Managed Volatility Fund
Purchases	—	1,028,011		1,028,011
Sales	—	927,392		927,392
Global Managed Volatility Fund
Purchases	—	1,328,053	(1)	1,328,053
Sales	—	408,914		408,914
World Equity Ex-US Fund
Purchases	—	3,584,062		3,584,062
Sales	—	3,285,265		3,285,265

SEI Institutional Investments Trust / Annual Report / May 31, 2016	311

NOTES TO FINANCIAL STATEMENTS/CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

MAY 31, 2016

	U.S. Gov’t ($ Thousands)	Other ($ Thousands)	Total ($ Thousands)
Screened World Equity Ex-US Fund
Purchases	$—	$36,560	$36,560
Sales	—	30,659	30,659
Emerging Markets Equity Fund
Purchases	—	1,144,155	1,144,155
Sales	—	748,261	748,261
Opportunistic Income Fund
Purchases	91,513	324,075	415,588
Sales	146,383	390,387	536,770
Core Fixed Income Fund
Purchases	16,586,327	1,953,221	18,539,548
Sales	16,791,234	2,082,347	18,873,581
High Yield Bond Fund
Purchases	—	1,272,859	1,272,859
Sales	—	1,016,751	1,016,751
Long Duration Fund
Purchases	1,528,449	536,471	2,064,920
Sales	1,637,443	1,042,230	2,679,673
Long Duration Credit Fund
Purchases	1,264,671	1,041,914	2,306,585
Sales	1,174,011	1,328,498	2,502,509
Ultra Short Duration Bond Fund
Purchases	300,665	137,784	438,449
Sales	300,568	303,091	603,659
Emerging Markets Debt Fund
Purchases	210,850	1,282,987	1,493,837
Sales	64,515	1,192,938	1,257,453
Real Return Fund
Purchases	146,913	—	146,913
Sales	224,014	—	224,014
Limited Duration Bond Fund
Purchases	703,230	707,350	1,410,580
Sales	447,779	584,649	1,032,428
Intermediate Duration Credit Fund
Purchases	1,413,387	1,207,781	2,621,168
Sales	1,388,346	1,365,881	2,754,227
Dynamic Asset Allocation Fund
Purchases	—	275,998	275,998
Sales	—	236,044	236,044
Multi-Asset Real Return Fund
Purchases	191,550	263,573	455,123
Sales	197,930	208,036	405,966

(1)	Includes 17a-7 related party transactions of $843,073 ($ Thousands).

9. FEDERAL TAX INFORMATION

It is each Fund’s intention to qualify for or continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income (including net capital gains). Accordingly, no provision for Federal income taxes is required.

The Dynamic Asset Allocation and Multi-Asset Real Return Funds have each requested private letter rulings from the Internal Revenue Service (“IRS”) concluding that the income generated from their investment in their respective Subsidiaries, each of which invests in commodity-linked derivatives, will be “qualifying income”

for regulated investment company (“RIC”) qualification purposes, regardless of whether actual distributions are made to the Funds by the respective Subsidiary.

In July 2011, the IRS suspended the issuance of private letter rulings regarding the investment by RICs into controlled foreign corporations which principally invest in commodities, such as the Subsidiaries, indicating that it was reconsidering its policies surrounding the issuance of these rulings. The IRS subsequently stated that it intends to issue public guidance regarding the use of controlled foreign corporations by RICs to indirectly invest in commodities. It is unclear whether this guidance will continue to permit or somehow restrict the distributions from controlled foreign corporations to be treated as “qualifying income” for purposes of the RIC qualification rules. As a result, there can be no assurance that the IRS will grant the private letter ruling requested by the Funds. While the private letter ruling request is pending with the IRS, the Dynamic Asset Allocation and Multi-Asset Real Return Funds have secured an opinion of counsel based on customary representations that actual distributions made to the Funds should be treated as “qualifying income.” If the IRS does issue public guidance that results in an adverse determination relating to the treatment of income and gain to the Funds from controlled foreign corporations such as the Subsidiaries, the Funds would likely need to significantly change their investment strategies, which could adversely affect such Funds.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences, primarily attributable to different treatment for gains and losses on paydowns of mortgage and asset-backed securities for tax purposes, defaulted bond basis adjustments, reclassification of long term capital gain distributions on Real Estate Investment Trust securities, reclassification of income and expense from swap transactions, Treasury Inflation-Protected Securities and net operating losses, basis adjustments for investments in partnerships, and gains and losses on passive foreign investment companies and certain foreign currency related transactions and non taxable in-kind redemption, have been reclassified to/from the following accounts as of May 31, 2016:

312	SEI Institutional Investments Trust / Annual Report / May 31, 2016

	Undistributed Net Investment Income (Loss) ($ Thousands)	Accumulated Realized Gain (Loss) ($ Thousands)	Paid- in-Capital ($ Thousands)
Large Cap Fund	$105	$(105)	$—
Large Cap Disciplined Equity Fund	(62)	62	—
Large Cap Index Fund	156	(156)	—
S&P 500 Index Fund	178	(178)	—
Extended Market Index Fund	176	(176)	—
Small Cap Fund	242	(242)	—
Small Cap II Fund	49	(49)	—
Small/Mid Cap Equity Fund	1,160	(1,160)	—
U.S. Managed Volatility Fund	306	(306)	—
Global Managed Volatility Fund	(11,073)	11,073	—
World Equity Ex-US Fund	(4,329)	4,329	—
Screened World Equity Ex-US Fund	99	(96)	(3)
Emerging Markets Equity Fund	1,595	(1,595)	—
Opportunistic Income Fund	(1,499)	(848)	2,347
Core Fixed Income Fund	3,777	(3,777)	—
High Yield Bond Fund	828	(828)	—
Long Duration Fund	(638)	(2,145)	2,783
Long Duration Credit Fund	11	(11)	—
Ultra Short Duration Bond Fund	1,365	(1,365)	—
Emerging Markets Debt Fund	(93,780)	93,780	—
Real Return Fund	167	(18)	(149)
Limited Duration Bond Fund	490	(490)	—
Intermediate Duration Credit Fund	150	(150)	—
Dynamic Asset Allocation Fund	(32,402)	32,402	—
Multi-Asset Real Return Fund	815	3,682	(4,497)

These reclassifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions paid during the last two years or periods ended May 31, 2016 were as follows:

		Ordinary Income ($ Thousands)	Long-term Capital Gain ($ Thousands)	Return of Capital ($ Thousands)	Total ($ Thousands)
Large Cap Fund	2016	$35,569	$292,539	$—	$328,108
	2015	59,060	186,918	—	245,978
Large Cap Diversified Alpha Fund	2016	2,805	18,406	365	21,576
	2015	1,987	2,247	—	4,234
Large Cap Disciplined Equity Fund	2016	159,971	348,292	—	508,263
	2015	123,271	508,968	—	632,239
Large Cap Index Fund	2016	40,817	67,747	—	108,564
	2015	43,351	106,205	—	149,556
S&P 500 Index Fund	2016	70,828	4,237	—	75,065
	2015	32,451	1,115	—	33,566
Extended Market Index Fund	2016	13,527	18,708	—	32,235
	2015	17,020	4,377	—	21,397
Small Cap Fund	2016	8,250	54,149	—	62,399
	2015	4,749	17,304	—	22,053

SEI Institutional Investments Trust / Annual Report / May 31, 2016	313

NOTES TO FINANCIAL STATEMENTS/CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

MAY 31, 2016

		Ordinary Income ($ Thousands)	Long-term Capital Gain ($ Thousands)	Return of Capital ($ Thousands)	Total ($ Thousands)
Small Cap II Fund	2016	$5,957	$25,875	$—	$31,832
	2015	5,493	18,511	—	24,004
Small/Mid Cap Equity Fund	2016	32,327	210,982	—	243,309
	2015	56,049	206,547	—	262,596
U.S. Managed Volatility Fund	2016	47,909	87,357	—	135,266
	2015	64,197	102,025	—	166,222
Global Managed Volatility Fund	2016	—	—	—	—
World Equity Ex-US Fund	2016	138,753	30,136	—	168,889
	2015	135,664	82,563	—	218,227
Screened World Equity Ex-US Fund	2016	1,667	—	—	1,667
	2015	1,372	—	—	1,372
Emerging Markets Equity Fund	2016	12,926	—	—	12,926
	2015	668	—	—	668
Opportunistic Income Fund	2016	56,898	—	—	56,898
	2015	51,651	—	—	51,651
Core Fixed Income Fund	2016	209,971	36,870	—	246,841
	2015	181,213	—	—	181,213
High Yield Bond Fund	2016	181,482	54	—	181,536
	2015	148,070	39,852	—	187,922
Long Duration Fund	2016	198,920	52,551	—	251,471
	2015	190,776	8,164	—	198,940
Long Duration Credit Fund	2016	172,839	28,467	—	201,306
	2015	131,283	—	—	131,283
Ultra Short Duration Bond Fund	2016	8,407	—	—	8,407
	2015	8,484	—	—	8,484
Emerging Markets Debt Fund	2016	16,885	—	—	16,885
	2015	62,267	—	—	62,267
Real Return Fund	2016	—	—	—	—
	2015	1,584	—	—	1,584
Limited Duration Bond Fund	2016	12,469	11	—	12,480
	2015	2,937	—	—	2,937
Intermediate Duration Credit Fund	2016	40,672	—	—	40,672
	2015	4,969	—	129	5,098
Dynamic Asset Allocation Fund	2016	124,343	1,111	—	125,454
	2015	84,817	—	—	84,817
Multi-Asset Real Return Fund	2016	7,020	—	—	7,020
	2015	12,380	—	2,378	14,758

314	SEI Institutional Investments Trust / Annual Report / May 31, 2016

As of May 31, 2016, the components of distributable earnings (accumulated losses) were as follows:

	Undistributed Ordinary Income ($ Thousands)	Undistributed Long-Term Capital Gain ($ Thousands)	Capital Loss Carryforwards ($ Thousands)	Post-October Losses ($ Thousands)	Late Year Ordinary Losses ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)	Other Temporary Differences ($ Thousands)	Total Distributable Earnings (Accumulated Losses) ($ Thousands)
Large Cap Fund	$4,109	$44,075	$—	$—	$—	$335,494	$—	$383,678
Large Cap Diversified Alpha Fund	—	—	—	(1,033)	—	4,285	(10)	3,242
Large Cap Disciplined Equity Fund	5,323	26,555	—	—	—	451,316	(3,843)	479,351
Large Cap Index Fund	6,181	22,236	—	—	—	785,906	(1,801)	812,522
S&P 500 Index Fund	8,455	—	(6,150)	—	—	156,023	(3,017)	155,311
Extended Market Index Fund	2,154	12,119	—	—	—	10,986	(1,066)	24,193
Small Cap Fund	422	—	—	(7,949)	—	33,413	(161)	25,725
Small Cap II Fund	336	—	—	(14,693)	—	25,613	(468)	10,788
Small/Mid Cap Equity Fund	5,857	22,060	—	—	—	153,043	(378)	180,582
U.S. Managed Volatility Fund	3,558	31,627	—	—	—	220,459	(251)	255,393
Global Managed Volatility Fund	9,693	1,193	—	—	—	65,964	(1,202)	75,648
World Equity Ex-US Fund	71,194	—	(150,020)	(189,602)	—	101,493	(3,219)	(170,154)
Screened World Equity Ex-US Fund	894	—	(9,959)	(1,588)	—	(2,287)	(18)	(12,958)
Emerging Markets Equity Fund	8,218	—	(10,824)	(27,354)	—	(35,733)	(5)	(65,698)
Opportunistic Income Fund	18,335	—	(57,789)	(8,121)	—	(23,445)	(731)	(71,751)
Core Fixed Income Fund	37,524	—	—	—	—	91,179	(34,165)	94,538
High Yield Bond Fund	31,342	—	(71,296)	—	—	(178,826)	(15,365)	(234,145)
Long Duration Fund	39,247	1,055	—	—	—	168,686	(44,377)	164,611
Long Duration Credit Fund	10,718	—	(25,325)	—	—	95,798	(11,381)	69,810
Ultra Short Duration Bond Fund	674	—	(3,390)	—	—	(568)	(748)	(4,032)
Emerging Markets Debt Fund	2,695	—	(45,790)	—	—	(165,224)	(13,593)	(221,912)
Real Return Fund	—	—	(4,248)	—	(12)	470	(441)	(4,231)
Limited Duration Bond Fund	45	—	—	(113)	—	1,322	(27)	1,227
Intermediate Duration Credit Fund	140	—	(18,802)	—	—	8,041	37	(10,584)
Dynamic Asset Allocation Fund	2,654	—	(8,196)	(3,640)	—	486,888	(12,514)	465,192
Multi-Asset Real Return Fund	874	—	(18,037)	—	—	(52,650)	(875)	(70,688)

Post-October losses represent losses realized on investment transactions from November 1, 2015 through May 31, 2016 that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year.

For Federal income tax purposes, capital losses incurred in taxable years beginning before December 22, 2010 may be carried forward for a maximum period of eight years and applied against future net capital gains as follows:

	Expires 2017 ($ Thousands)	Expires 2018 ($ Thousands)	Expires 2019 ($ Thousands)	Total Capital Loss Carryforwards May 31, 2016 ($ Thousands)
Screened World Equity Ex-US Fund	$—	$9,159	$—	$9,159
Opportunistic Fund	7,753	23,512	19,071	50,336

Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward under these new provisions are as follows:

SEI Institutional Investments Trust / Annual Report / May 31, 2016	315

NOTES TO FINANCIAL STATEMENTS/CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

MAY 31, 2016

	Short-Term Loss ($ Thousands)	Long-Term Loss ($ Thousands)	Total * ($ Thousands)
S&P 500 Index Fund	$6,150	$—	$6,150
World Equity Ex-US Fund	125,183	24,837	150,020
Screened World Equity Ex-US Fund	800	—	800
Emerging Markets Equity Fund	10,824	—	10,824
Opportunistic Income Fund	2,582	4,871	7,453
High Yield Bond Fund	26,760	44,536	71,296
Long Duration Credit Fund	17,031	8,294	25,325
Ultra Short Duration Bond Fund	942	2,448	3,390
Emerging Markets Debt Fund	28,032	17,758	45,790
Real Return	724	3,524	4,248
Intermediate Duration Credit Fund	10,416	8,386	18,802
Dynamic Asset Allocation Fund	8,196	—	8,196
Multi-Asset Real Return Fund	16,470	1,567	18,037

*	This table should be used in conjunction with the capital loss carryforwards table.

For Federal income tax purposes, the cost of securities owned at May 31, 2016, and the net realized gains or losses on securities sold for the period were not materially different from amounts reported for financial reporting purposes. These differences are primarily due to investments in partnerships, passive foreign investment companies, defaulted bond and wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The aggregate gross unrealized appreciation and depreciation on total investments held by the Funds at May 31, 2016, was as follows:

	Federal Tax Cost ($ Thousands)	Appreciated Securities ($ Thousands)	Depreciated Securities ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Large Cap Fund	$1,792,935	$429,586	$(94,092)	$335,494
Large Cap Diversified Alpha Fund	50,245	6,928	(2,654)	4,274
Large Cap Disciplined Equity Fund	3,177,937	543,814	(96,338)	447,476
Large Cap Index Fund	1,286,902	837,185	(53,080)	784,105
S&P 500 Index Fund	3,250,197	337,676	(184,669)	153,007
Extended Market Index Fund	744,340	102,409	(92,489)	9,920
Small Cap Fund	485,420	67,378	(34,126)	33,252
Small Cap II Fund	459,601	54,499	(29,355)	25,144
Small/Mid Cap Equity Fund	1,647,156	254,454	(101,787)	152,667
U.S. Managed Volatility Fund	1,288,376	264,445	(44,186)	220,259
Global Managed Volatility Fund	986,188	77,837	(13,121)	64,716
World Equity Ex-US Fund	6,988,839	715,316	(621,237)	94,079
Screened World Equity Ex-US Fund	82,055	7,175	(9,492)	(2,317)
Emerging Markets Equity Fund	943,298	56,043	(91,786)	(35,743)

	Federal Tax Cost ($ Thousands)	Appreciated Securities ($ Thousands)	Depreciated Securities ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Opportunistic Income Fund	$2,156,538	$17,540	$(40,973)	$(23,433)
Core Fixed Income Fund	5,353,211	139,587	(40,723)	98,864
High Yield Bond Fund	2,812,216	67,781	(246,608)	(178,827)
Long Duration Fund	2,598,886	210,868	(40,803)	170,065
Long Duration Credit Fund	3,218,988	131,422	(35,820)	95,602
Ultra Short Duration Bond Fund	550,360	1,385	(1,948)	(563)
Emerging Markets Debt Fund	1,992,875	29,940	(186,173)	(156,233)
Real Return Fund	148,872	1,632	(1,162)	470
Limited Duration Bond Fund	1,117,877	2,597	(1,275)	1,322
Intermediate Duration Credit Fund	1,432,558	20,339	(12,223)	8,116
Dynamic Asset Allocation Fund	1,534,330	535,555	(65,545)	470,010
Multi-Asset Real Return Fund	850,524	25,669	(16,633)	9,036

Management has analyzed the Funds’ tax positions taken on Federal income tax returns for all open tax years and has concluded that as of May 31, 2016, no provision for income tax would be required in the Funds’ financial statements. The Funds’ Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

10. CONCENTRATION/RISKS

In the normal course of business, the Trust enters into contracts that provide general indemnifications by the Trust to the counterparty to the contract. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated; however, Management believes that, based on experience, the risk of loss from such claims is considered remote.

The market values of the Core Fixed Income, High Yield Bond, Long Duration, Long Duration Credit, Ultra Short Duration Bond, Limited Duration Bond, Intermediate Duration Credit and Multi-Asset Real Return Funds’ investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in the ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.

316	SEI Institutional Investments Trust / Annual Report / May 31, 2016

The World Equity Ex-US, Screened World Equity Ex-US, Emerging Markets Equity and Emerging Markets Debt Funds concentrate their investments in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

The following descriptions provide additional information about some of the risks of investing in the Funds:

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Bank Loans Risk — With respect to bank loans, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. The Fund may also have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — To the extent a Fund takes positions in currencies, it will be subject to the risk that currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Fixed Income Market Risk — The prices of a Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government Securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Leverage Risk — Certain Fund transactions, such as derivatives or reverse repurchase agreements, may give rise to a form of leverage. The use of leverage can amplify the effects of market volatility on the Funds’ share price and make the Funds’ returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The use of leverage may also cause the Funds to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Please refer to each Fund’s current prospectus for additional disclosure regarding the risks associated with investing in the Funds. The foregoing is not intended to be a complete discussion of the risks associated with the investment strategies of the Funds.

11. IN-KIND TRANSFERS OF SECURITIES

During the year ended May 31, 2016, the Core Fixed Income, Long Duration and Long Duration Credit Funds issued/(redeemed) shares of beneficial interest in exchange for securities. These securities were transferred at their current value on the date of such transactions.

	Shares Issued (Redeemed) (Thousands)	Value ($ Thousands)	Gain ($ Thousands)
Core Fixed Income Fund
12/31/2015	6,509	$66,396	$—
Long Duration Fund
05/31/2016	(3,777)	(33,688)	2,784
Long Duration Credit Fund
05/31/2016	3,309	33,688	—

SEI Institutional Investments Trust / Annual Report / May 31, 2016	317

NOTES TO FINANCIAL STATEMENTS/CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Concluded)

MAY 31, 2016

During the year ended May 31, 2015, the S&P 500 Index, Long Duration Credit, and Intermediate Duration Credit Funds issued shares of beneficial interest in exchange for securities. These securities were transferred at their current value on the date of such transactions.

	Shares Issued (Thousands)	Value ($ Thousands)	Gain ($ Thousands)
S&P 500 Index Fund
10/31/2014	73,459	$821,276	$—
12/30/2014	70,090	806,037	—
02/27/2015	7,008	81,779	—
03/31/2015	418	4,800	—
04/30/2015	3,574	41,249	—
Long Duration Credit Fund
04/30/2015	8,812	91,729	—
Intermediate Duration Credit Fund
04/30/2015	1,153	11,402	—

12. SECURITIES LENDING

To the extent consistent with its Investment Objective and Strategies, a Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Trust’s Board of Trustees. These loans may not exceed 33 1/3% of the total asset value of the Fund including the loan collateral). No Fund will lend portfolio securities to its Adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash. Collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking-to-market daily, although the borrower will be required to deliver collateral between 102% and 105% of the market value of borrowed securities for domestic and foreign securities, respectively. However, due to market fluctuations during the day, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity.

Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain risks, including the risk that the Fund may be delayed or prevented from recovering the collateral if the borrower fails to return the securities.

Cash collateral received in connection with securities lending is invested in short-term investments by the lending agent. These investments may include the SEI Liquidity Fund, L.P., and the Fund bears all of the gains and losses on such investment. There is no guarantee that these investments will not lose value.

The following is a summary of securities lending agreements held by certain Funds which would be subject to offset as of May 31, 2016 ($ Thousands):

Fund	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Large Cap Fund	$39,531	$39,531	$—
Large Cap Disciplined Equity Fund	23,966	23,966	—
Large Cap Index Fund	20,437	20,437	—
S&P 500 Index Fund	25,973	25,973	—
Extended Market Index Fund	41,654	41,654	—
Small Cap Fund	21,631	21,631	—
Small Cap II Fund	33,133	33,133	—
Small/Mid Cap Equity Fund	149,493	149,493	—
World Equity Ex-US Fund	344,379	344,379	—

(1)	Excess collateral received in connection with the above securities lending transactions is not shown for financial reporting purposes. See each Fund’s Summary Schedule of Investments or Schedule of Investments for the total collateral received.

13. CONCENTRATION OF SHAREHOLDERS

SEI Private Trust Company (“SPTC”) and SIMC are subsidiaries of SEI Investments Company. As of May 31, 2016, SPTC held of record the following:

Large Cap Fund	54.71%
Large Cap Fund Diversified Alpha Fund	99.48%
Large Cap Disciplined Equity Fund	70.11%
Large Cap Index Fund	55.03%
S&P 500 Index Fund	52.39%
Extended Market Index Fund	63.48%
Small Cap Fund	41.97%
Small Cap II Fund	51.37%
Small/Mid Cap Equity Fund	60.56%
U.S. Managed Volatility Fund	57.80%
Global Managed Volatility Fund	47.06%
World Equity Ex-US Fund	55.39%
Screened World Equity Ex-US Fund	100.00%
Emerging Markets Equity Fund	67.33%
Opportunistic Income Fund	71.82%
Core Fixed Income Fund	61.30%
High Yield Bond Fund	56.57%
Long Duration Fund	68.78%
Long Duration Credit Fund	36.50%
Ultra Short Duration Bond Fund	73.84%
Emerging Markets Debt Fund	61.44%
Real Return Fund	67.69%
Limited Duration Bond Fund	66.72%
Intermediate Duration Credit Fund	48.72%
Dynamic Asset Allocation Fund	66.86%
Multi-Asset Real Return Fund	69.64%

SPTC is not a direct service provider to the Funds. However, SPTC performs a key role in the comprehensive investment solution that SEI provides to investors. SPTC holds the vast majority of shares in the Funds as custodian for shareholders that are clients of the advisors and financial planners. SPTC maintains accounts at SEI Institutional Transfer Agency (“SITA”), and operates in an omnibus fund account environment.

318	SEI Institutional Investments Trust / Annual Report / May 31, 2016

14. SUBSEQUENT EVENTS

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosure and/or adjustments were required to the financial statements as of May 31, 2016.

SEI Institutional Investments Trust / Annual Report / May 31, 2016	319

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees

We have audited the accompanying statements of assets and liabilities, including the summary schedules of investments, of the Large Cap Fund, Large Cap Diversified Alpha Fund, Large Cap Disciplined Equity Fund, Large Cap Index Fund, S&P 500 Index Fund, Extended Market Index Fund, Small Cap Fund, Small Cap II Fund, Small/Mid Cap Equity Fund, U.S. Managed Volatility Fund, Global Managed Volatility Fund, World Equity Ex-US Fund, Screened World Equity Ex-US Fund and Emerging Markets Equity Fund and the statements of assets and liabilities, including the schedules of investments, of the Opportunistic Income Fund, Core Fixed Income Fund, High Yield Bond Fund, Long Duration Fund, Long Duration Credit Fund, Ultra Short Duration Bond Fund, Emerging Markets Debt Fund, Real Return Fund, Limited Duration Bond Fund and Intermediate Duration Credit Fund (twenty-four of the twenty-six funds comprising the SEI Institutional Investments Trust (the Trust)), as of May 31, 2016, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. We have also audited the accompanying consolidated statements of assets and liabilities, including the consolidated summary schedules of investments of the Dynamic Asset Allocation Fund and the Multi-Asset Real Return Fund, as of May 31, 2016 (two of the twenty-six funds comprising the Trust), and the related consolidated statements of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, the consolidated statement of cash flows for the year then ended for the Multi-Asset Real Return Fund, and the consolidated financial highlights for each of the years or periods in the five-year period then ended. These financial statements and consolidated financial statements and financial highlights and consolidated financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and consolidated financial statements and financial highlights and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2016, by correspondence with custodians and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and consolidated financial statements and financial highlights and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds comprising the SEI Institutional Investments Trust as of May 31, 2016, the results of their operations, the changes in their net assets, their cash flows, and the financial highlights for each of the years or periods described in the first paragraph, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

July 29, 2016

320	SEI Institutional Investments Trust / Annual Report / May 31, 2016

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

The following chart lists Trustees and Officers as of May 31, 2016.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of portfolios in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5734.

Name	Position(s) Held with Trusts	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee [2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 68 yrs. old	Chairman of the Board of Trustees*	since 1995	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	104	Vice Chairman of The Advisors’ Inner Circle Fund III, O’Connor EQUUS, Winton Series Trust and Winton Diversified Opportunities Fund since 2014. Vice Chairman of Gallery Trust since 2015. President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd and SEI Investments — Unit Trust Management (UK) Limited. Director and President of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.
William M. Doran One Freedom Valley Drive Oaks, PA 19456 74 yrs. old	Trustee*	since 1995	Self-employed consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor.	104	Director of SEI since 1974;. Director of SEI Investments Distribution Co. since 2003.Director of SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia) Limited, SEI Global Nominee Ltd. and SEI Investments — Unit Trust Management (UK) Limited. Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee/Director of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, O’Connor EQUUS, Winton Series Trust, Winton Diversified Opportunities Fund, Gallery Trust, Bishop Street Funds, and The KP Funds.

*	Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.
1	There is no stated term of office for the Trustees of the Trust. However, a Trustee must retire from the Board by the end of the calendar year in which the Trustee turns 75 provided that, although there shall be a presumption that each Trustee attaining such age shall retire, the Board may, if it deems doing so to be consistent with the best interest of the Trust, and with the consent of any Trustee that is eligible for retirement, by unanimous vote, extend the term of such Trustee for successive periods of one year.
2	The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI
Insurance Products Trust, New Covenant Funds and SEI Catholic Values Trust.

SEI Institutional Investments Trust / Annual Report / May 31, 2016	321

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited) (Continued)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
TRUSTEES
George J. Sullivan, Jr. One Freedom Valley Drive Oaks, PA 19456 72 yrs. old	Trustee	since 1996	Retired since January 2012. Self-Employed Consultant, Newfound Consultants Inc. April 1997-December 2011.	104	Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee/Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, and The KP Funds.
Nina Lesavoy One Freedom Valley Drive Oaks, PA 19456 57 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital since 2008. Managing Director, Cue Capital from March 2002-March 2008.	104	Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Director of SEI Structured Credit Fund, L.P.
James M. Williams One Freedom Valley Drive Oaks, PA 19456 67 yrs. old	Trustee	since 2004	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000-2002. Manager, Pension Asset Management, Ford Motor Company, 1997-1999.	104	Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee/Director of Ariel Mutual Funds, and SEI Structured Credit Fund, L.P.
Mitchell A. Johnson One Freedom Valley Drive Oaks, PA 19456 73 yrs. old	Trustee	since 2007	Retired Private Investor since 1994.	104	Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of the Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, and Bishop Street Funds and The KP Funds.
Hubert L. Harris, Jr. One Freedom Valley Drive Oaks, PA 19456 71 yrs. old	Trustee	since 2008	Retired since December 2005. Owner of Harris Plantation, Inc. since 1995. Chief Executive Officer of Harris CAPM, a consulting asset and property management entity. Chief Executive Officer, INVESCO North America, August 2003-December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., January 1998- August 2003.	104	Director of AMVESCAP PLC from 1993-2004. Served as a director of a bank holding company, 2003-2009. Director, Aaron’s Inc., 2012-present. President and CEO, Oasis Ornamentals LLC, 2011-present. Serves as a member of the Board of Councilors of the Carter Center (nonprofit corporation) and served on the board of other non-profit organizations. Director of SEI Alpha Strategy Portfolios, LP from 2008 to 2013.
Susan C. Cote One Freedom Valley Drive Oaks, PA 19456 61 yrs. old	Trustee	since 2015	Retired since July 2015. Americas Director of Asset Management, Ernst & Young LLP from 2006-2013. Global Asset Management Assurance Leader, Ernst & Young LLP from 2006-2015. Partner, Ernst & Young LLP from 1997-2015. Prudential, 1983-1997. Member of Ernst & Young LLP Retirement Investment Committee. Treasurer and Chair of Finance, Investment and Audit Committee of the New York Women’s Foundation. Independent Consultant to SEI Liquid Asset Allocation Trust.	104	N/A

322	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 68 yrs. old	President and CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A
Arthur Ramanjulu One Freedom Valley Drive Oaks, PA 19456 51 yrs. old	Controller and Chief Financial Officer	since 2015	Director, Funds Accounting, SEI Investments Global Funds Services (March 2015); Senior Manager, Funds Accounting, SEI Global Funds Services (March 2007 to February 2015).	N/A	N/A
Russell Emery One Freedom Valley Drive Oaks, PA 19456 52 yrs. old	Chief Compliance Officer	since 2006	Chief Compliance Officer of SEI Institutional Investments Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Liquid Asset Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds since March 2006. Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P. to 2010. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of Adviser Managed Trust since December 2010. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of SEI Insurance Products Trust and The KP Funds since 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund III, O’Connor EQUUS, Winton Series Trust and Winton Diversified Opportunities Fund since 2014. Chief Compliance Officer of SEI Catholic Values Trust and Gallery Trust since 2015.	N/A	N/A
Timothy D. Barto One Freedom Valley Drive Oaks, PA 19456 47 yrs. old	Vice President and Secretary	since 2002	Vice President and Secretary of SEI Institutional Transfer Agent, Inc. since 2009. General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI since 2001.	N/A	N/A
Aaron Buser One Freedom Valley Drive Oaks, PA 19456 44 yrs. old	Vice President and Assistant Secretary	since 2008	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2007. Attorney, Stark & Stark (law firm), March 2004-July 2007.	N/A	N/A
David F. McCann One Freedom Valley Drive Oaks, PA 19456 39 yrs. old	Vice President and Assistant Secretary	since 2009	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005-October 2008.	N/A	N/A

SEI Institutional Investments Trust / Annual Report / May 31, 2016	323

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited) (Concluded)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS (continued)
Stephen G. MacRae One Freedom Valley Drive Oaks, PA 19456 47 yrs. old	Vice President	since 2012	Director of Global Investment Product Management, January 2004 to present.	N/A	N/A
Bridget E. Sudall One Freedom Valley Drive Oaks, PA 19456 35 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer	since 2015	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015), Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011-March 2015, Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007-April 2011.	N/A	N/A

1	There is no stated term of office for the Trustees of the Trust. However, a Trustee must retire from the Board by the end of the calendar year in which the Trustee turns 75 provided that, although there shall be a presumption that each Trustee attaining such age shall retire, the Board may, if it deems doing so to be consistent with the best interest of the Trust, and with the consent of any Trustee that is eligible for retirement, by unanimous vote, extend the term of such Trustee for successive periods of one year.
2	The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds and SEI Catholic Values Trust.

324	SEI Institutional Investments Trust / Annual Report / May 31, 2016

DISCLOSURE OF FUND EXPENSES (Unaudited)

May 31, 2016

All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the fund’s average net assets; this percentage is known as the fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (December 1, 2015 through May 31, 2016).

The table on this page illustrates your fund’s costs in two ways:

• Actual fund return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 12/1/15	Ending Account Value 5/31/16	Annualized Expense Ratios	Expenses Paid During Period*
Large Cap Fund
Actual Fund Return
Class A Shares	$1,000.00	$986.50	0.20%	$0.99
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.00	0.20%	$1.01
Large Cap Diversified Alpha Fund
Actual Fund Return
Class A Shares	$1,000.00	$992.40	0.24%	$1.20
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,023.80	0.24%	$1.21
Large Cap Disciplined Equity Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,014.40	0.19%	$0.96
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.05	0.19%	$0.96

	Beginning Account Value 12/1/15	Ending Account Value 5/31/16	Annualized Expense Ratios	Expenses Paid During Period*
Large Cap Index Fund
Actual Fund Return
Class A	$1,000.00	$1,016.20	0.04%	$0.20
Hypothetical 5% Return
Class A	$1,000.00	$1,024.80	0.04%	$0.20
S&P 500 Index Fund
Actual Fund Return
Class A	$1,000.00	$1,018.80	0.06%	$0.30
Hypothetical 5% Return
Class A	$1,000.00	$1,024.70	0.06%	$0.30
Extended Market Index Fund
Actual Fund Return
Class A	$1,000.00	$988.50	0.07%	$0.35
Hypothetical 5% Return
Class A	$1,000.00	$1,024.65	0.07%	$0.35

SEI Institutional Investments Trust / Annual Report / May 31, 2016	325

DISCLOSURE OF FUND EXPENSES (Unaudited) (Concluded)

May 31, 2016

	Beginning Account Value 12/1/15	Ending Account Value 5/31/16	Annualized Expense Ratios	Expenses Paid During Period*
Small Cap Fund
Actual Fund Return
Class A Shares	$1,000.00	$972.90	0.46%	$2.27
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,022.70	0.46%	$2.33
Small Cap II Fund
Actual Fund Return
Class A Shares	$1,000.00	$965.60	0.45%	$2.21
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,022.75	0.45%	$2.28
Small/Mid Cap Equity Fund
Actual Fund Return
Class A Shares	$1,000.00	$985.80	0.46%	$2.28
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,022.70	0.46%	$2.33
U.S. Managed Volatility Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,049.90	0.24%	$1.23
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,023.80	0.24%	$1.21
Global Managed Volatility Fund (Commenced 1/29/2016)
Actual Fund Return
Class A Shares**	$1,000.00	$1,078.00	0.26%	$0.91
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,023.70	0.26%	$1.32
World Equity Ex-US Fund
Actual Fund Return
Class A Shares	$1,000.00	$983.30	0.34%	$1.69
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,023.30	0.34%	$1.72
Screened World Equity Ex-US Fund
Actual Fund Return
Class A Shares	$1,000.00	$991.30	0.35%	$1.74
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,023.25	0.35%	$1.77
Emerging Markets Equity Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,033.80	0.75%	$3.81
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,021.25	0.75%	$3.79
Opportunistic Income Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,011.30	0.26%	$1.31
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,023.70	0.26%	$1.32
Core Fixed Income Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,031.10	0.13%	$1.53
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.35	0.13%	$1.52

	Beginning Account Value 12/1/15	Ending Account Value 5/31/16	Annualized Expense Ratios	Expenses Paid During Period*
High Yield Bond Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,042.10	0.30%	$1.53
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,023.50	0.30%	$1.52
Long Duration Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,082.10	0.15%	$0.78
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.25	0.15%	$0.76
Long Duration Credit Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,081.30	0.15%	$0.78
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.25	0.15%	$0.76
Ultra Short Duration Bond Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,007.90	0.12%	$0.60
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.40	0.12%	$0.61
Emerging Markets Debt Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,050.60	0.43%	$2.20
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,022.85	0.43%	$2.17
Real Return Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,015.80	0.09%	$0.45
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.55	0.09%	$0.46
Limited Duration Bond Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,012.30	0.12%	$0.60
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.40	0.12%	$0.61
Intermediate Duration Credit Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,043.20	0.15%	$0.51
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.25	0.15%	$0.76
Dynamic Asset Allocation Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,003.30	0.08%	$0.40
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.60	0.08%	$0.40
Multi-Asset Real Return Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,006.50	0.62%	$0.66
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,021.90	0.62%	$0.66

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).
**	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 123/366 (to reflect the period since inception to period end).

326	SEI Institutional Investments Trust / Annual Report / May 31, 2016

BOARD OF TRUSTEES CONSIDERATIONS IN APPROVING FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENT (Unaudited)

SEI Institutional Investments Trust (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, SIMC is responsible for the investment advisory services provided to the series of the Trust (the “Funds”). Pursuant to separate sub-advisory agreements with SIMC (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Investment Advisory Agreements”), and under the supervision of SIMC and the Trust’s Board of Trustees (the “Board”), the sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) provide security selection and certain other advisory services with respect to all or a discrete portion of the assets of the Funds. The Sub-Advisers are also responsible for managing their employees who provide services to the Funds. The Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the Sub-Advisers’ skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of, as well as the continuation of, the Funds’ Investment Advisory Agreements be specifically approved: (i) by the vote of the Board or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval(s). In connection with their consideration of such approval(s), the Funds’ Trustees must request and evaluate, and SIMC and the Sub-Advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an Investment Advisory Agreement.

Consistent with these responsibilities, the Board calls and holds meetings each year to consider whether to approve new and/or renew existing Investment Advisory Agreements between the Trust and SIMC and SIMC and the Sub-Advisers with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Advisers, including information about SIMC’s and the Sub-Advisers’ affiliates, personnel and operations and the services provided pursuant to the Investment Advisory Agreements. The Board also receives data from third parties. This information is provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from counsel regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust’s Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Advisers.

Specifically, during the course of the Trust’s fiscal year, the Board requested and received written materials from SIMC and the Sub-Advisers regarding: (i) the quality of SIMC’s and the Sub-Advisers’ investment management and other services; (ii) SIMC’s and the Sub-Advisers’ investment management personnel; (iii) SIMC’s and the Sub-Advisers’ operations and financial condition; (iv) SIMC’s and the Sub-Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC charges the Funds and the level of the sub-advisory fees that SIMC pays the Sub-Advisers, compared with fees each charge to comparable accounts; (vi) the advisory fees charged by SIMC and the Funds’ overall fees and operating expenses compared with peer groups of mutual funds prepared by Broadridge, an independent provider of investment company data; (vii) the level of SIMC’s and the Sub-Advisers’ profitability from their Fund-related operations; (viii) SIMC’s and the Sub-Advisers’ compliance program, including a description of material compliance matters and material compliance violations; (ix) SIMC’s potential economies of scale; (x) SIMC’s and the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; (xi) SIMC’s and the Sub-Advisers’ expertise and resources in domestic and/or international financial markets; and (xii) the Funds’ performance over various periods of time or compared with peer groups of mutual funds prepared by Broadridge and the Funds’ benchmark indices.

At the March 28-29 meetings of the Board, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement. Also, each Sub-Advisory Agreement (unless operating under an initial two-year term) was either initially approved or, if the Sub-Advisory Agreement was already in effect, renewed at a meeting of the Board during the course of the Trust’s fiscal year. In each case, the Board’s approvals were based on its consideration and evaluation of the factors described above, as discussed at the meetings and at prior meetings.

SEI Institutional Investments Trust / Annual Report / May 31, 2016	327

BOARD OF TRUSTEES CONSIDERATIONS IN APPROVING FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENT (Unaudited) (Concluded)

The following discusses some, but not all, of the factors that were considered by the Board in connection with its assessment of the Investment Advisory Agreements.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s and each Sub-Adviser’s personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds were sufficient to support renewal of the Investment Advisory Agreements. In addition to advisory services, the Board considered the nature and quality of certain administrative, transfer agency and other non-investment advisory services provided to the Funds by SIMC and/or its affiliates.

Performance. In determining whether to renew SIMC’s Advisory Agreement, the Trustees considered the Funds’ performance relative to their peer groups and appropriate indices/benchmarks. The Trustees reviewed performance information for each Fund, noting that they receive performance reports that permit them to monitor each Fund’s performance at board meetings throughout the year. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In assessing Fund performance, the Trustees considered a report compiled by Broadridge, an independent third-party, which was engaged to prepare an assessment of the Funds in connection with the renewal of the Advisory Agreement (the “Broadridge Report”). For each Fund with at least one year of performance history, with certain exceptions, the Broadridge Report included metrics on risk analysis, volatility versus total return, net total return, and performance consistency both for the Fund and a universe of comparable funds. For certain Funds, the Broadridge Report did not include metrics on risk analysis and for one Fund, the Broadridge Report did not include metrics on risk analysis, net total return or performance consistency. Based on the materials considered and discussed at the meetings, the Trustees found Fund performance satisfactory, or, where performance was materially below the benchmark and/or peer group, the Trustees were satisfied with the reasons provided to explain such performance. In connection with the approval or renewal of Sub-Advisory Agreements, the Board considered the performance of the Sub-Adviser relative to appropriate indices/benchmarks. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds was sufficient to support renewal of SIMC’s Advisory Agreement, and the performance of each Sub-Adviser was sufficient to support approval or renewal of the Sub-Advisory Agreement.

Fees. With respect to the Funds’ expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements and the Funds’ net operating expense ratio in comparison to those of the Funds’ respective peer groups. In assessing Fund expenses, the Trustees considered the information in the Broadridge Report, which included various metrics related to fund expenses, including, but not limited to, contractual management fees at various fee levels, actual management fees, and actual total expenses (including underlying fund expenses) for the Funds and a universe of comparable funds. Based on the materials considered and discussion at the meetings, the Trustees further determined that fees were either shown to be below the peer average in the comparative fee analysis, or that there was a reasonable basis for the fee level. The Trustees also considered the effects of SIMC’s waiver of management and other fees to prevent total Fund operating expenses from exceeding a specified cap and concluded that SIMC, through waivers, has maintained the Funds’ net operating expenses at competitive levels for their distribution channels. In determining the appropriateness of fees, the Board also took into consideration the impact of fees incurred indirectly by the Funds as a result of investments into underlying funds, including funds from which SIMC or its affiliates earn fees. The Board also took into consideration compensation earned from the Funds by SIMC or its affiliates for non-advisory services, such as administration, transfer agency, shareholder services or brokerage, and considered whether SIMC and its affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements. When considering fees paid to Sub-Advisers, the Board took into account the fact that the Sub-Advisers are compensated by SIMC and not by the Funds directly, and that such compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Investment Advisory Agreements. The Board also considered whether the Sub-Advisers and their affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements.

328	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Profitability. With regard to profitability, the Trustees considered compensation flowing to SIMC and the Sub-Advisers and their affiliates, directly or indirectly. The Trustees considered whether the levels of compensation and profitability were reasonable. As with the fee levels, when considering the profitability of the Sub-Advisers, the Board took into account the fact that compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. In connection with the approval or renewal of each Sub-Advisory Agreement, the Board also took into consideration the impact that the fees paid to the Sub-Adviser have on SIMC’s advisory fee margin and profitability. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of each of SIMC and the Sub-Advisers is reasonable and supported renewal of the Investment Advisory Agreements.

Economies of Scale. With respect to the Advisory Agreement, the Trustees considered whether any economies of scale were being realized by SIMC and their affiliates and, if so, whether the benefits of such economies of scale were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board determined that the fees were reasonable in light of the information that was provided by SIMC with respect to economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously approved the approval or renewal, as applicable, of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

SEI Institutional Investments Trust / Annual Report / May 31, 2016	329

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders who do not have a May 31, 2016, taxable year end, this notice is for informational purposes only. For shareholders with a May 31, 2016, taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended May 31, 2016, the Funds are designating long term and qualifying dividend income with regard to distributions paid during the year as follows:

	(A) Long Term Capital Gains Distributions (Tax Basis)	(B) Return of Capital (Tax Basis)	(C) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)	(D) Dividends Qualifying for Corporate Dividends Rec. Deduction (1)
Large Cap Fund	89.16%	0.00%	10.84%	100.00%	92.35%
Large Cap Diversified Alpha Fund	85.31%	1.69%	13.00%	100.00%	64.47%
Large Cap Disciplined Equity Fund	68.53%	0.00%	31.47%	100.00%	59.14%
Large Cap Index Fund	62.40%	0.00%	37.60%	100.00%	88.81%
S&P 500 Index Fund	5.64%	0.00%	94.36%	100.00%	93.42%
Extended Market Index Fund	58.04%	0.00%	41.96%	100.00%	46.86%
Small Cap Fund	86.78%	0.00%	13.22%	100.00%	66.51%
Small Cap II Fund	81.29%	0.00%	18.71%	100.00%	65.78%
Small/Mid Cap Equity Fund	86.71%	0.00%	13.29%	100.00%	47.30%
U.S. Managed Volatility Fund	64.58%	0.00%	35.42%	100.00%	78.93%
Global Managed Volatility Fund	0.00%	0.00%	0.00%	0.00%	0.00%
World Equity Ex-US Fund(6)	16.51%	0.00%	83.49%	100.00%	0.00%
Screened World Equity Ex-US Fund(7)	0.00%	0.00%	100.00%	100.00%	0.30%
Emerging Markets Equity Fund(8)	0.00%	0.00%	100.00%	100.00%	1.59%
Opportunistic Income Fund	0.00%	0.00%	100.00%	100.00%	0.38%
Core Fixed Income Fund	14.88%	0.00%	85.12%	100.00%	0.00%
High Yield Bond Fund	0.03%	0.00%	99.97%	100.00%	0.00%
Long Duration Fund	20.73%	0.00%	79.27%	100.00%	0.00%
Long Duration Credit Fund	14.06%	0.00%	85.94%	100.00%	0.00%
Ultra Short Duration Bond Fund	0.00%	0.00%	100.00%	100.00%	0.00%
Emerging Markets Debt Fund	0.00%	0.00%	100.00%	100.00%	0.00%
Real Return Fund	0.00%	0.00%	0.00%	000.00%	0.00%
Limited Duration Bond Fund	0.09%	0.00%	99.91%	100.00%	0.00%
Intermediate Duration Credit Fund	0.00%	0.00%	100.00%	100.00%	0.00%
Dynamic Asset Allocation Fund	0.89%	0.00%	99.11%	100.00%	37.89%
Multi-Asset Real Return Fund	0.00%	0.00%	100.00%	100.00%	19.41%

	(E) Qualifying Dividend Income (15% Tax Rate for QDI) (2)	(F) U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)
Large Cap Fund	97.36%	0.01%	0.01%	100.00%
Large Cap Diversified Alpha Fund	67.86%	0.01%	0.01%	100.00%
Large Cap Disciplined Equity Fund	59.65%	0.01%	0.02%	100.00%
Large Cap Index Fund	90.46%	0.01%	0.01%	100.00%
S&P 500 Index Fund	94.48%	0.01%	0.01%	100.00%
Extended Market Index Fund	50.67%	0.01%	0.01%	100.00%
Small Cap Fund	74.45%	0.01%	0.02%	100.00%
Small Cap II Fund	67.62%	0.02%	0.04%	100.00%
Small/Mid Cap Equity Fund	50.19%	0.01%	0.01%	100.00%
U.S. Managed Volatility Fund	88.11%	0.01%	0.01%	100.00%
Global Managed Volatility Fund	0.00%	0.00%	0.00%	0.00%
World Equity Ex-US Fund(6)	73.95%	0.02%	0.01%	0.00%
Screened World Equity Ex-US Fund(7)	98.93%	0.03%	0.07%	0.00%

330	SEI Institutional Investments Trust / Annual Report / May 31, 2016

NOTICE TO SHAREHOLDERS (Unaudited) (Concluded)

	(E) Qualifying Dividend Income (15% Tax Rate for QDI) (2)	(F) U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)
Emerging Markets Equity Fund(8)	61.60%	0.00%	2.22%	100.00%
Opportunistic Income Fund	0.38%	0.78%	92.75%	0.00%
Core Fixed Income Fund	0.00%	11.63%	82.91%	100.00%
High Yield Bond Fund	0.00%	0.00%	86.78%	0.00%
Long Duration Fund	0.00%	7.60%	73.81%	100.00%
Long Duration Credit Fund	0.00%	1.32%	97.44%	100.00%
Ultra Short Duration Bond Fund	0.00%	4.39%	99.49%	0.00%
Emerging Markets Debt Fund	0.00%	0.00%	0.00%	0.00%
Real Return Fund	0.00%	0.00%	0.00%	0.00%
Limited Duration Bond Fund	0.00%	20.72%	98.48%	100.00%
Intermediate Duration Credit Fund	0.00%	2.58%	99.00%	0.00%
Dynamic Asset Allocation Fund	38.07%	0.00%	0.01%	100.00%
Multi-Asset Real Return Fund	27.34%	0.00%	46.38%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” is reflected as a percentage of “Ordinary Income Distributions.” It is the intention of each of the aforementioned funds to designate the maximum amount permitted by the law. The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2016. Complete information will be computed and reported in conjunction with your 2016 Form 1099-DIV.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the SEI Institutional Trust, who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividend” is reflected as a percentage of ordinary income distribution. Interest related dividends are exempted from U.S. withholding tax when paid to foreign investors.

(5)	The percentage of this column represents the amount of “Short Term Capital Gain Dividend” is reflected as a percentage of short term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

(6)	The Fund intends to pass through a foreign tax credit to shareholders. For fiscal year ended 2016, the total amount of foreign source income is $183,807,073. The total amount of foreign tax to be paid is $13,663,266. Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.

(7)	The Fund intends to pass through a foreign tax credit to shareholders. For fiscal year ended 2016, the total amount of foreign source income is $2,099,336. The total amount of foreign tax paid is $203,905. Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.

(8)	The Fund intends to pass through a foreign tax credit to shareholders. For fiscal year ended 2016, the total amount of foreign source income is $20,417,522. The total amount of foreign tax paid is $2,132,544. Your allocable share of the foreign tax credit will be reported on Form 1099 DIV

Items (A), (B) and (C) are based on the percentage of each Fund’s total distribution.

Items (D) and (E) are based on the percentage of ordinary income distributions of each Fund. Item (F) is based on the percentage of gross income of each Fund.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with your permanent tax records.

SEI Institutional Investments Trust / Annual Report / May 31, 2016	331

SHAREHOLDER VOTING RESULTS (Unaudited)

At a special meeting of Shareholders of the SEI Institutional Investments Trust ( the “Trust”) was held on January 15, 2016 for the purpose of considering the proposal to elect, as a slate of nominees, each of the current Trustees and one new Trust to the Board of Trustees of the Trust. The proposal was approved with the following voting results:

Trustee	Shares Voted
Robert A. Nesher
For	1,502,297,605.46
Withheld	254.94
William M. Doran
For	1,502,297,605.46
Withheld	254.94
George J. Sullivan, JR.
For	1,502,297,605.46
Withheld	254.94
Nina Lesavoy
For	1,502,297,605.46
Withheld	254.94
James M. Williams
For	1,502,297,605.46
Withheld	254.94
Mitchell A. Johnson
For	1,502,297,605.46
Withheld	254.94
Hubert L. Harris, JR.
For	1,502,297,605.46
Withheld	254.94
Susan C. Cote
For	1,502,297,605.46
Withheld	254.94

332	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SEI Institutional Investments Trust Annual Report May 31, 2016

Robert A. Nesher, Chairman

Trustees

William M. Doran

George J. Sullivan, Jr.

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

Hubert L. Harris, Jr.

Susan C. Cote

Officers

Robert A. Nesher

President and Chief Executive Officer

Arthur Ramanjulu

Controller and Chief Financial Officer

Russell Emery

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

Aaron Buser

Vice President, Assistant Secretary

David F. McCann

Vice President, Assistant Secretary

Stephen G. MacRae

Vice President

Bridget E. Sudall

Anti-Money Laundering Compliance Officer

Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

1 800 DIAL SEI

(1 800 342 5734)

1 Freedom Valley Drive

Oaks, PA 19456

SEI-F-140 (5/16)

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s Board of Trustees has determined that the Registrant has at least two audit committee financial experts serving on the audit committee.

(a) (2) The audit committee financial experts are George J. Sullivan, Jr. and Hubert L. Harris, Jr. Messrs. Sullivan and Harris are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the fiscal years 2016 and 2015 as follows:

		Fiscal Year 2016			Fiscal Year 2015
		All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$849,500	$0	N/A	$814,500	$0	N/A
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees (3)	$0	$0	$0	$0	$0	$0
(d)	All Other Fees(2)	$0	$240,350	$0	$0	$240,350	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	See Item 4 (g) for a description of the services comprising the fees disclosed under this category.

(3)	Tax fees include amounts related to tax compliance and consulting services for various service affiliates of the Registrant.

(e)(1) The Registrant’s Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal Year 2016	Fiscal Year 2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not Applicable.

(g) The aggregate non-audit fees and services billed by KPMG for the fiscal years 2016 and 2015 were $240,350 and $240,350, respectively. Non-audit fees consist of SSAE No.16 review of fund accounting and administration operations, attestation report in accordance with Rule 17Ad-13, agreed upon procedures report over certain internal controls related to compliance with federal securities laws and regulations and tax compliance and consulting services for various service affiliates of the registrant.

(h) During the past fiscal year, Registrant’s principal accountant provided certain non-audit services to Registrant’s investment adviser or to entities controlling, controlled by, or under common control with Registrant’s investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of Registrant’s Board of Trustees reviewed and considered these non-audit services provided by Registrant’s principal accountant to Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments

(a) The Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Large Cap Fund, Large Cap Diversified Alpha Fund, Large Cap Disciplined Equity Fund, Large Cap Index Fund, S&P 500 Index Fund, Extended Market Index Fund, Small Cap Fund, Small Cap II Fund, Small/Mid Cap Equity Fund, U.S. Managed Volatility Fund, Global Managed Volatility Fund, World Equity Ex-US Fund, Screened World Equity Ex-US Fund and Emerging Markets Equity Fund and the Consolidated Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Dynamic Asset Allocation Fund are listed below. The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Opportunistic Income Fund, Core Fixed Income Fund, High Yield Bond Fund, Long Duration Fund, Long Duration Credit Fund, Ultra Short Duration Bond Fund, Emerging Markets Debt Fund, Real Return Fund, Limited Duration Bond Fund and Intermediate Duration Credit Fund and the Consolidated Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Multi-Asset Real Return Fund are included as part of the report to shareholders filed under Item 1 of this form.

SCHEDULE OF INVESTMENTS

Large Cap Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† — 96.9%

Consumer Discretionary — 10.8%
Abercrombie & Fitch, Cl A	64,032	$1,274
Amazon.com *	35,182	25,429
American Eagle Outfitters	99,000	1,548
Autoliv	12,300	1,508
Bed Bath & Beyond	47,605	2,130
Best Buy	94,536	3,041
Big Lots	39,521	2,067
Carnival, Cl A	22,674	1,083
Carter’s	1,853	186
Charter Communications, Cl A *	1,765	387
Chipotle Mexican Grill, Cl A *	10,450	4,619
Comcast, Cl A	115,161	7,290
Cooper Tire & Rubber	57,641	1,852
Dana Holdings	7,451	90
Darden Restaurants	10,650	722
Dick’s Sporting Goods	1,917	82
Dillard’s, Cl A	18,164	1,074
Discovery Communications, Cl A *	100,960	2,812
Discovery Communications, Cl C *	182,155	4,876
DR Horton	39,034	1,193
Foot Locker	22,600	1,264
Ford Motor	283,200	3,820
GameStop, Cl A	28,800	838
Gannett	39,588	618
General Motors	290,588	9,090
Goodyear Tire & Rubber	230,512	6,448
GoPro, Cl A *	8,221	85
Graham Holdings, Cl B	227	113
Groupon, Cl A *(A)	145,408	515
Harley-Davidson (A)	46,800	2,171
Home Depot	45,786	6,049
Hyatt Hotels, Cl A *	3,579	164
International Game Technology (A)	9,880	187
Interpublic Group	28,031	670
John Wiley & Sons, Cl A	3,663	197
KB Home	47,000	655
Kohl’s	54,900	1,979
L Brands	106,408	7,294
Las Vegas Sands	21,013	972
Lear	61,957	7,358
Liberty Global *	267,341	9,659
Liberty Global, Cl A *	86,272	3,222
Liberty Interactive QVC Group, Cl A *	643,986	17,375
Lowe’s	17,869	1,432
Macy’s	42,201	1,402
Magna International, Cl A	96,440	3,909
Michael Kors Holdings *	111,222	4,751
MSG Networks *	4,538	79
Murphy USA *	6,800	462
Newell Brands	52,850	2,520
NIKE, Cl B	81,657	4,509

Description	Shares	Market Value ($ Thousands)
NVR *	437	$757
Priceline Group *	861	1,089
Starbucks	213,485	11,718
Starwood Hotels & Resorts Worldwide	2,483	182
Target	43,426	2,987
TEGNA	55,900	1,284
Time Warner	3,779	286
TopBuild *	29,476	1,065
TripAdvisor *	311,097	21,074
Tupperware Brands	1,490	84
Twenty-First Century Fox, Cl A	224,630	6,487
Under Armour, Cl A *(A)	79,414	2,996
Under Armour, Cl C *	96,944	3,390
Urban Outfitters *	18,846	538
Viacom, Cl B	87,179	3,868
Whirlpool	18,562	3,241
Wyndham Worldwide	9,900	667
Yum! Brands	14,609	1,199

		225,982

Consumer Staples — 7.6%
Altria Group	23,425	1,491
Anheuser-Busch InBev ADR	30,244	3,817
Archer-Daniels-Midland	119,287	5,102
Bunge	64,520	4,327
Cal-Maine Foods (A)	26,300	1,170
Coca-Cola	48,929	2,182
ConAgra Foods	10,803	494
Constellation Brands, Cl A	7,120	1,090
Costco Wholesale	98,429	14,643
Dean Foods (A)	229,555	4,196
Dr. Pepper Snapple Group	47,893	4,377
Estee Lauder, Cl A	116,873	10,727
General Mills	10,038	630
Herbalife *(A)	45,694	2,645
Ingredion	41,962	4,927
Kimberly-Clark	13,737	1,745
Kraft Heinz	90,686	7,544
Kroger	32,300	1,155
Mead Johnson Nutrition, Cl A	104,858	8,628
Molson Coors Brewing, Cl B	53,942	5,350
Mondelez International, Cl A	23,675	1,053
Nu Skin Enterprises, Cl A (A)	39,670	1,565
PepsiCo	80,050	8,099
Philip Morris International	169,441	16,721
Pilgrim’s Pride *	83,045	2,065
Procter & Gamble	67,124	5,440
Reynolds American	12,138	603
Rite Aid *	15,556	120
Sanderson Farms (A)	30,494	2,736
SUPERVALU *	120,100	556
Sysco	9,241	445

1	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Large Cap Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
Tyson Foods, Cl A	156,313	$9,970
Walgreens Boots Alliance	215,916	16,712
Wal-Mart Stores	84,774	6,000

		158,325

Energy — 6.0%
Antero Resources *	21,896	636
Cabot Oil & Gas	158,970	3,811
California Resources *	445,982	678
Chevron	63,523	6,416
Cimarex Energy	55,523	6,456
ConocoPhillips	20,353	891
Denbury Resources *	132,787	533
Dril-Quip *	23,799	1,452
Ensco, Cl A	449,216	4,443
EOG Resources	67,061	5,456
EP Energy, Cl A *(A)	63,161	357
Exxon Mobil	197,390	17,572
FMC Technologies *	88,276	2,404
Halliburton	232,320	9,799
Helmerich & Payne (A)	38,879	2,377
HollyFrontier	87,081	2,330
Kinder Morgan	10,674	193
Marathon Oil	6,181	81
Marathon Petroleum	203,951	7,104
Murphy Oil (A)	44,290	1,369
Nabors Industries	154,814	1,455
National Oilwell Varco	67,159	2,213
Noble (A)	339,859	2,834
Oceaneering International	182,120	6,021
Oil States International *	90,509	2,974
Phillips 66	45,600	3,664
Pioneer Natural Resources	2,322	372
QEP Resources *	5,583	104
Rowan, Cl A *(A)	251,903	4,265
Teekay (A)	90,664	954
Tesoro	130,777	10,211
Transocean *(A)	87,028	852
Tsakos Energy Navigation	126,600	819
Valero Energy	226,053	12,365
Western Refining	74,747	1,588
Williams	11,008	244
World Fuel Services	2,532	116

		125,409

Financials — 17.1%
Aflac	37,600	2,612
Allied World Assurance Holdings	4,392	163
Allstate	151,475	10,226
Ally Financial *	188,618	3,384
American Financial Group	29,172	2,138
American International Group	327,998	18,985

Description	Shares	Market Value ($ Thousands)
American National Insurance	2,729	$326
American Tower, Cl A ‡	71,680	7,582
Ameriprise Financial	26,300	2,674
Annaly Capital Management ‡	280,700	2,970
Aspen Insurance Holdings	17,355	830
Assurant	38,240	3,342
Assured Guaranty	109,843	2,954
Axis Capital Holdings	55,367	3,053
Bank of America	1,135,514	16,794
BB&T	53,900	1,960
Berkshire Hathaway, Cl B *	24,783	3,483
Brandywine Realty Trust ‡	56,000	884
Brixmor Property Group ‡	18,188	459
Capital One Financial	83,586	6,122
Care Capital Properties ‡	6,392	166
CBL & Associates Properties ‡	189,111	1,819
CBRE Group, Cl A *	125,958	3,760
Charles Schwab	300,560	9,191
Chubb	—	—
CIT Group	26,600	911
Citigroup	552,253	25,718
Citizens Financial Group	9,624	227
CNA Financial	37,100	1,219
Columbia Property Trust ‡	42,814	883
Corporate Office Properties Trust ‡	3,203	87
Corrections Corp of America ‡	32,958	1,107
Crown Castle International ‡	195,477	17,751
Discover Financial Services	91,500	5,198
Endurance Specialty Holdings	37,205	2,527
Equinix ‡	35,485	12,846
Equity Commonwealth *‡	4,816	139
Everest Re Group	36,332	6,507
Fifth Third Bancorp	181,100	3,417
Gaming and Leisure Properties ‡	24,324	801
Genworth Financial, Cl A *	312,226	1,155
Goldman Sachs Group	9,300	1,483
Hanover Insurance Group	1,535	133
Hartford Financial Services Group	78,256	3,535
Hospitality Properties Trust ‡	90,389	2,314
Host Hotels & Resorts ‡	180,035	2,773
Huntington Bancshares	173,300	1,811
Intercontinental Exchange	50,408	13,667
JPMorgan Chase	536,557	35,021
KeyCorp	334,140	4,284
Legg Mason	27,700	956
Lexington Realty Trust ‡	223,000	2,107
Lincoln National	106,014	4,861
Mack-Cali Realty ‡	75,859	1,991
MetLife	69,689	3,174
MGIC Investment *	206,400	1,455
Morgan Stanley	55,700	1,525
MSCI, Cl A	1,211	97

2	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Large Cap Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
Navient	69,800	$957
Old Republic International	39,534	757
Outfront Media ‡	33,580	747
Piedmont Office Realty Trust, Cl A ‡	5,612	113
PNC Financial Services Group	73,424	6,589
Popular	12,961	406
Post Properties ‡	16,271	986
Progressive	12,766	425
Prudential Financial	87,659	6,947
Public Storage ‡	4,641	1,177
Radian Group	62,800	779
Regions Financial	792,849	7,794
Reinsurance Group of America, Cl A	10,385	1,030
Retail Properties of America, Cl A ‡	22,239	352
RLJ Lodging Trust ‡	47,793	979
RMR Group	893	26
S&P Global	4,023	450
Simon Property Group ‡	5,984	1,183
Starwood Property Trust ‡	64,800	1,336
State Street	20,300	1,280
SunTrust Banks	270,139	11,837
Synchrony Financial *	5,630	176
T. Rowe Price Group	28,091	2,165
Taubman Centers ‡	13,730	941
Travelers	119,409	13,629
Unum Group	150,241	5,547
US Bancorp	5,185	222
Validus Holdings	53,211	2,591
VEREIT ‡	271,900	2,608
Voya Financial	241,034	7,920
Waddell & Reed Financial, Cl A	27,861	595
Wells Fargo	104,219	5,286

		355,387

Health Care — 14.2%
Abbott Laboratories	17,321	686
AbbVie	35,200	2,215
Aetna	24,934	2,823
Alexion Pharmaceuticals *	82,541	12,455
Allergan *	99,530	23,464
AmerisourceBergen	1,856	139
Amgen	62,441	9,863
Anthem	39,423	5,210
Baxalta	36,319	1,643
Baxter International (A)	28,472	1,229
Biogen *	53,370	15,463
Bristol-Myers Squibb	229,906	16,484
Bruker	48,839	1,289
C.R. Bard	3,419	749
Cardinal Health	54,086	4,270
Celgene *	226,201	23,869
Cigna	20,885	2,676

Description	Shares	Market Value ($ Thousands)
Community Health Systems *(A)	93,360	$1,255
DaVita HealthCare Partners *	89,036	6,884
Dentsply Sirona	143,913	8,946
Edwards Lifesciences *	1,580	156
Express Scripts Holding *	138,262	10,446
Gilead Sciences	106,577	9,279
HCA Holdings *	111,394	8,691
Hologic *	26,937	927
Humana	2,643	456
Intrexon *	20,228	622
Intuitive Surgical *	16,076	10,204
Johnson & Johnson	321,674	36,249
Ligand Pharmaceuticals, Cl B *	11,855	1,418
McKesson	6,671	1,222
Medivation *	2,147	130
Merck	137,629	7,743
Novo Nordisk ADR	197,866	11,088
Pfizer	760,835	26,401
Quest Diagnostics	48,608	3,751
Shire ADR (A)	37,808	7,038
St. Jude Medical	5,596	438
Teva Pharmaceutical Industries ADR	145,550	7,550
United Therapeutics *	69,346	8,257
UnitedHealth Group	10,933	1,461

		295,139

Industrials — 7.8%
3M	9,098	1,531
AGCO	44,200	2,295
Alaska Air Group	64,565	4,287
American Airlines Group	102,763	3,279
Babcock & Wilcox Enterprises *	6,864	149
Boeing	51,230	6,463
BWX Technologies	54,406	1,913
Canadian Pacific Railway	29,164	3,779
Carlisle	2,561	266
Chicago Bridge & Iron	40,300	1,541
Cintas	4,084	387
CSX	21,722	574
Cummins	24,867	2,847
Danaher	120,406	11,843
Deere	23,200	1,909
Delta Air Lines	205,970	8,951
Equifax	3,621	455
Fastenal (A)	138,933	6,395
FedEx	34,997	5,773
Fluor	43,200	2,280
General Dynamics	23,906	3,392
General Electric	56,068	1,695
Hawaiian Holdings *	72,690	2,941
HD Supply Holdings *	2,579	91
Huntington Ingalls Industries	56,827	8,718

3	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Large Cap Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
JB Hunt Transport Services	36,850	$3,048
JetBlue Airways *	51,077	916
Kansas City Southern	51,210	4,768
Kennametal	15,812	387
L-3 Communications Holdings, Cl 3	1,606	220
Manitowoc	144,251	822
Manpowergroup	4,775	381
Masco	7,158	234
Moog, Cl A *	18,200	982
MSC Industrial Direct, Cl A	10,977	823
Nielsen Holdings	183,355	9,789
Norfolk Southern	17,439	1,466
Northrop Grumman	38,076	8,098
Owens Corning	59,151	3,021
Pitney Bowes	89,702	1,671
Quanta Services *	22,478	540
Raytheon	11,880	1,540
Republic Services, Cl A	30,047	1,451
Rockwell Collins	43,710	3,864
RR Donnelley & Sons	89,392	1,456
Southwest Airlines	170,662	7,250
Spirit AeroSystems Holdings, Cl A *	126,696	5,927
SPX *	35,625	590
SPX FLOW *	35,738	1,071
Timken	36,800	1,224
Trinity Industries	55,800	1,008
Union Pacific	29,920	2,519
United Continental Holdings *	150,467	6,785
Vectrus *	900	23
Wabtec	83,467	6,459
Waste Management	18,568	1,132

		163,219

Information Technology — 25.1%
Adobe Systems *	143,171	14,241
Akamai Technologies *	128,465	7,012
Alphabet, Cl A *	39,407	29,510
Alphabet, Cl C *	31,039	22,836
Amdocs	33,021	1,915
Amphenol, Cl A	165,160	9,698
Ansys *	61,341	5,465
Apple	58,518	5,844
Applied Materials	344,690	8,417
Arrow Electronics *	26,836	1,734
Aspen Technology *	32,920	1,255
Avnet	69,716	2,860
Brocade Communications Systems	440,966	3,995
CA	86,753	2,804
Cadence Design Systems *	70,146	1,734
Cisco Systems	375,570	10,910
Citrix Systems *	56,559	4,803
Cognizant Technology Solutions, Cl A *	201,027	12,351

Description	Shares	Market Value ($ Thousands)
Computer Sciences	17,649	$868
Convergys	60,800	1,714
CoreLogic *	21,253	792
Corning	202,000	4,220
DST Systems	5,335	645
eBay *	739,737	18,094
Electronic Arts *	229,820	17,639
EMC	176,245	4,926
Facebook, Cl A *	309,789	36,806
First Solar *	28,871	1,433
FleetCor Technologies *	46,740	6,959
Flextronics International *	150,000	1,867
Genpact *	321,443	9,061
Hewlett Packard Enterprise	107,300	1,982
HP	221,768	2,967
IAC *	6,011	336
Ingram Micro, Cl A *	46,804	1,621
Intel	577,015	18,228
International Business Machines	32,854	5,051
Intuit	77,756	8,293
Jabil Circuit	39,292	750
Juniper Networks	86,400	2,023
Lam Research	24,900	2,062
Leidos Holdings (A)	850	42
LinkedIn, Cl A *	1,887	258
Marvell Technology Group	128,178	1,311
MasterCard, Cl A	246,920	23,680
Micron Technology *	85,083	1,082
Microsoft	763,214	40,450
National Instruments	100,466	2,870
NCR *	56,200	1,735
NetSuite *(A)	81,827	6,490
Nuance Communications *	74,847	1,251
NXP Semiconductor *	179,284	16,941
ON Semiconductor *	50,230	491
Oracle	32,652	1,313
PayPal Holdings *	458,979	17,345
Qualcomm	417,107	22,908
Rackspace Hosting *	69,471	1,737
salesforce.com *	135,519	11,344
Seagate Technology (A)	55,700	1,257
Symantec	439,708	7,633
Tableau Software, Cl A *	20,387	1,049
Take-Two Interactive Software *	96,049	3,737
Tech Data *	18,100	1,368
Teradata *	13,365	379
Teradyne	34,701	687
Total System Services	5,548	298
VeriSign *	56,966	4,868
Viavi Solutions *	39,498	270
Visa, Cl A	521,392	41,159
Vishay Intertechnology	112,000	1,452

4	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Large Cap Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
VMware, Cl A *(A)	3,477	$211
Western Digital	31,600	1,471
Western Union	81,100	1,577
Xerox	737,295	7,351
Yelp, Cl A *	7,733	203
Zynga, Cl A *	388,449	998

		522,937

Materials — 2.8%
Air Products & Chemicals	28,040	4,000
Cabot	39,099	1,787
Celanese, Cl A	33,651	2,372
CF Industries Holdings	41,500	1,148
Domtar	66,736	2,579
Dow Chemical	8,629	443
E.I. du Pont de Nemours	13,418	878
Eastman Chemical	34,300	2,516
Ecolab	86,872	10,185
Freeport-McMoRan, Cl B *(A)	43,500	482
Graphic Packaging Holding	25,546	342
Huntsman	136,327	2,035
International Paper	50,144	2,114
LyondellBasell Industries, Cl A	117,277	9,542
Monsanto	5,873	661
Mosaic	52,000	1,312
Owens-Illinois *	56,900	1,075
Packaging Corp of America	53,300	3,637
Reliance Steel & Aluminum	69,282	5,151
Sherwin-Williams	13,690	3,985
Steel Dynamics	52,098	1,286
Westlake Chemical	18,200	803

		58,333

Telecommunication Services — 2.0%
AT&T	369,093	14,450
Level 3 Communications *	126,949	6,849
SBA Communications, Cl A *	67,146	6,674
Verizon Communications	277,524	14,126

		42,099

Utilities — 3.5%
AES	578,148	6,412
Ameren	37,387	1,853
American Electric Power	189,458	12,264
Centerpoint Energy	16,532	373
Consolidated Edison	27,942	2,047
Edison International	146,786	10,514
Entergy	142,431	10,813
Exelon	118,615	4,065
FirstEnergy	194,659	6,387
Great Plains Energy	29,002	846
NiSource	32,057	765
NRG Energy	84,384	1,382

Description	Shares	Market Value ($ Thousands)
PG&E	22,554	$1,355
Pinnacle West Capital	16,800	1,236
Public Service Enterprise Group	275,427	12,325
SCANA	14,218	994

		73,631

Total Common Stock (Cost $1,639,317) ($ Thousands)		2,020,461

AFFILIATED PARTNERSHIP — 1.9%
SEI Liquidity Fund, L.P.
0.410% **†(B)	40,531,934	40,532

Total Affiliated Partnership (Cost $40,532) ($ Thousands)		40,532

	Face Amount (Thousands)

U.S. TREASURY OBLIGATION — 0.0%
U.S. Treasury Bills
0.433%, 08/18/2016 (C)(D)	$660	660

Total U.S. Treasury Obligation (Cost $660) ($ Thousands)		660

	Shares

CASH EQUIVALENTS — 3.2%
Investors Cash Trust - Treasury Portfolio - Deutsche U.S. Treasury Money Fund, Cl S
0.010% **	4,649,322	4,649
SEI Daily Income Trust, Prime Obligation Fund, Cl A
0.270% **†	62,127,165	62,127

Total Cash Equivalents (Cost $66,776) ($ Thousands)		66,776

Total Investments — 102.0% (Cost $1,747,285) ($ Thousands)		$2,128,429

5	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Large Cap Fund

May 31, 2016

Percentages are based on a Net Assets of $2,086,522 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of May 31, 2016.

†	Investment in Affiliated Security.

††	Narrow Industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.

‡	Real Estate Investment Trust.

(A)	This security or a partial position of this security is on loan at May 31, 2016. The total market value of securities on loan at May 31, 2016 was $39,531 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan. The total market value of such securities as of May 31, 2016 was $40,532($Thousands).

(C)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

(D)	The rate reported is the effective yield at time of purchase.

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

MSCI — Morgan Stanley Capital International

The following is a list of the level of inputs used as of May 31, 2016, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$2,020,461	$—	$—	$2,020,461
Affiliated Partnership	—	40,532	—	40,532
U.S. Treasury Obligation	—	660	—	660
Cash Equivalents	66,776	—	—	66,776

Total Investments in Securities	$2,087,237	$41,192	$—	$2,128,429

For the year ended May 31, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2016, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

6	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Large Cap Diversified Alpha Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 93.7%

Consumer Discretionary — 11.8%
Amazon.com *	166	$120
Bed Bath & Beyond	793	35
Best Buy	4,477	144
Carnival, Cl A	1,369	65
Carter’s	455	46
Comcast, Cl A	418	26
Darden Restaurants	990	67
Delphi Automotive	832	57
Dillard’s, Cl A	2,004	118
Discovery Communications, Cl C *	8,390	225
Dollar General	3,711	334
General Motors	16,347	511
Goodyear Tire & Rubber	9,574	268
Home Depot	644	85
Interpublic Group	2,922	70
Interval Leisure Group	—	—
John Wiley & Sons, Cl A	1,884	101
Kohl’s	5,066	183
L Brands	4,637	318
Liberty Global *	10,270	371
Liberty Global, Cl A *	4,310	161
Liberty Interactive QVC Group, Cl A *	20,344	549
Lowe’s	2,506	201
Macy’s	7,076	235
Magna International, Cl A	4,731	192
Marriott International, Cl A	381	25
Michael Kors Holdings *	6,685	286
MSG Networks *	4,905	85
Murphy USA *	737	50
NIKE, Cl B	1,107	61
Omnicom Group	4,922	410
Starwood Hotels & Resorts Worldwide	609	45
Target	682	47
TJX	372	28
TopBuild *	2,109	76
Toyota Motor ADR	2,509	259
TripAdvisor *	5,987	406
Tupperware Brands	449	25
Whirlpool	175	31
Yum! Brands	1,301	107

		6,423

Consumer Staples — 8.3%
Altria Group	1,344	86
Bunge	457	31
Campbell Soup	4,081	247
Clorox	2,076	267
Coca-Cola European Partners	4,410	171
Constellation Brands, Cl A	160	25
CVS Health	3,857	372
Dr. Pepper Snapple Group	1,664	152

Description	Shares	Market Value ($ Thousands)
General Mills	2,978	$187
Hershey	874	81
JM Smucker	1,372	177
Kimberly-Clark	2,538	322
Kroger	6,354	227
Molson Coors Brewing, Cl B	679	67
Mondelez International, Cl A	608	27
PepsiCo	3,470	351
Philip Morris International	2,918	288
Procter & Gamble	4,800	389
Quorum Health *	587	8
Reynolds American	4,099	204
Sysco	1,060	51
Tyson Foods, Cl A	2,508	160
Walgreens Boots Alliance	5,368	415
Wal-Mart Stores	2,855	202

		4,507

Energy — 6.1%
Antero Resources *	1,170	34
Apache	2,867	164
BP PLC ADR	17,933	563
California Resources *	32,899	50
Canadian Natural Resources	10,181	303
Chevron	789	80
Cimarex Energy	1,552	180
ConocoPhillips	1,114	49
Denbury Resources *	6,453	26
Devon Energy	10,603	383
Exxon Mobil	1,091	97
Helmerich & Payne	872	53
HollyFrontier	1,128	30
Marathon Petroleum	2,867	100
Occidental Petroleum	8,276	624
Rowan, Cl A *	1,404	24
Royal Dutch Shell ADR, Cl A	5,767	279
Teekay	4,822	51
Tesoro	1,350	105
Valero Energy	1,793	98

		3,293

Financials — 16.6%
Aflac	4,197	291
Allied World Assurance Holdings	4,168	155
Allstate	2,808	190
American Financial Group	379	28
Aspen Insurance Holdings	2,046	98
Assured Guaranty	2,102	56
Bank of America	50,013	740
Berkshire Hathaway, Cl B *	1,899	267
Blackstone Group	6,817	178
Care Capital Properties ‡	1,642	43

7	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Large Cap Diversified Alpha Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
CBRE Group, Cl A *	3,961	$118
Citigroup	16,207	755
Columbia Property Trust ‡	2,955	61
Corporate Office Properties Trust ‡	5,089	138
Crown Castle International ‡	8,703	790
Cullen/Frost Bankers	1,456	97
Discover Financial Services	448	25
Equinix ‡	1,170	423
Goldman Sachs Group	827	132
Hartford Financial Services Group	572	26
Hatteras Financial ‡	1,909	31
Host Hotels & Resorts ‡	2,378	37
Intercontinental Exchange	1,677	455
JPMorgan Chase	8,896	581
KeyCorp	2,888	37
KKR (A)	24,574	332
Liberty Property Trust ‡	2,512	94
Marsh & McLennan	4,575	302
MetLife	3,605	164
MSCI, Cl A	1,373	110
Nomura Holdings ADR	35,666	152
PNC Financial Services Group	1,891	170
Popular	3,464	109
Post Properties ‡	2,772	168
Principal Financial Group	1,580	70
Prudential Financial	1,155	91
Retail Properties of America, Cl A ‡	1,609	25
S&P Global	1,257	140
Santander Consumer USA Holdings *	15,326	197
State Street	7,592	479
Synchrony Financial *	3,240	101
T. Rowe Price Group	1,118	86
Two Harbors Investment ‡	3,902	33
Validus Holdings	3,592	175
Wells Fargo	4,821	244

		8,994

Health Care — 14.5%
Abbott Laboratories	4,260	169
AbbVie	3,577	225
Allergan *	3,150	743
AmerisourceBergen	3,484	261
Amgen	1,620	256
Baxalta	1,181	53
Baxter International	10,800	466
Becton Dickinson	2,293	382
Biogen *	2,812	815
C.R. Bard	122	27
Celgene *	6,820	720
Cigna	1,076	138
Community Health Systems *	2,901	39
Dentsply Sirona	5,272	328

Description	Shares	Market Value ($ Thousands)
Edwards Lifesciences *	364	$36
Gilead Sciences	5,286	460
HCA Holdings *	953	74
Horizon Pharma *	8,306	143
Humana	310	53
Jazz Pharmaceuticals *	193	29
Johnson & Johnson	5,167	582
Mallinckrodt *	2,016	128
McKesson	309	57
Medivation *	545	33
Merck	3,217	181
Mylan *	2,979	129
Novo Nordisk ADR	9,751	546
Pfizer	3,487	121
Regeneron Pharmaceuticals *	173	69
United Therapeutics *	496	59
UnitedHealth Group	3,219	430
Valeant Pharmaceuticals International *	5,020	143

		7,895

Industrials — 10.0%
3M	3,467	584
AECOM Technology *	3,587	115
AerCap Holdings *	5,819	227
AGCO	480	25
American Airlines Group	7,161	229
B/E Aerospace	576	27
Babcock & Wilcox Enterprises *	2,474	54
Caterpillar	1,941	141
Chicago Bridge & Iron	3,415	131
Cummins	861	99
Delta Air Lines	11,717	509
Eaton	4,599	283
Huntington Ingalls Industries	983	151
Illinois Tool Works	3,506	372
Manitowoc	9,210	52
Manpowergroup	3,288	262
Nielsen Holdings	5,620	300
Norfolk Southern	602	51
Northrop Grumman	1,347	286
Orbital ATK	650	57
Owens Corning	3,928	201
Raytheon	798	103
Southwest Airlines	2,545	108
Spirit AeroSystems Holdings, Cl A *	2,831	132
SPX *	1,627	27
SPX FLOW *	1,311	39
Terex	4,817	102
United Continental Holdings *	1,892	85
Waste Management	935	57
WW Grainger	2,678	612

		5,421

8	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Large Cap Diversified Alpha Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
Information Technology — 21.7%
Adobe Systems *	1,837	$183
Akamai Technologies *	678	37
Alphabet, Cl A *	1,083	811
Alphabet, Cl C *	614	452
Amdocs	1,779	103
Apple	2,975	297
Applied Materials	9,026	220
Arrow Electronics *	396	26
Automatic Data Processing	1,254	110
Broadridge Financial Solutions	492	32
Brocade Communications Systems	4,289	39
CA	4,127	133
Cisco Systems	14,347	417
Citrix Systems *	405	34
Cognizant Technology Solutions, Cl A *	2,004	123
Computer Sciences	3,260	160
eBay *	23,772	582
Electronic Arts *	8,623	662
EMC	9,593	268
Facebook, Cl A *	5,466	649
First Solar *	509	25
Genpact *	1,142	32
Hewlett Packard Enterprise	2,034	38
HP	3,077	41
Ingram Micro, Cl A *	1,128	39
Intel	10,410	329
International Business Machines	1,551	238
Intuit	3,141	335
Jabil Circuit	2,881	55
Juniper Networks	2,832	66
Lam Research	1,992	165
Marvell Technology Group	5,583	57
MasterCard, Cl A	4,999	479
Microchip Technology	4,461	231
Micron Technology *	28,878	367
Microsoft	18,720	992
Motorola Solutions	1,949	135
Nuance Communications *	1,435	24
ON Semiconductor *	6,121	60
Oracle	2,650	107
PayPal Holdings *	16,564	626
Qualcomm	15,404	846
Rackspace Hosting *	2,302	58
Skyworks Solutions	433	29
Texas Instruments	2,071	126
Visa, Cl A	9,965	787
Western Digital	536	25
Xerox	12,865	128

		11,778

Description	Shares	Market Value ($ Thousands)
Materials — 1.6%
Cabot	3,555	$163
Dow Chemical	3,244	167
Eastman Chemical	2,385	175
Huntsman	2,840	43
Louisiana-Pacific *	6,963	127
LyondellBasell Industries, Cl A	631	51
Reliance Steel & Aluminum	1,927	143
Sealed Air	545	25

		894

Telecommunication Services — 0.8%
China Mobile ADR	3,840	217
Verizon Communications	4,363	222

		439

Utilities — 2.3%
American Electric Power	657	42
Calpine *	3,099	46
CMS Energy	6,079	254
Consolidated Edison	2,818	206
Entergy	727	55
Exelon	3,199	110
NiSource	2,402	57
PG&E	1,892	114
Pinnacle West Capital	3,842	283
Public Service Enterprise Group	2,226	100

		1,267

Total Common Stock (Cost $44,907) ($ Thousands)		50,911

	Face Amount (Thousands)

U.S. TREASURY OBLIGATION — 0.0%
U.S. Treasury Bills
0.363%, 08/18/2016 (B)(C)	$40	40

Total U.S. Treasury Obligation (Cost $40) ($ Thousands)		40

9	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Large Cap Diversified Alpha Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
CASH EQUIVALENT — 6.6%
SEI Daily Income Trust, Prime Obligation Fund, Cl A
0.270% **†	3,567,514	$3,568

Total Cash Equivalent (Cost $3,568) ($ Thousands)		3,568

Total Investments — 100.3% (Cost $48,515) ($ Thousands)		$54,519

A list of the open futures contracts held by the Fund at May 31, 2016, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation) ($ Thousands)
S&P 500 Index E-MINI	6	Jun-2016	$11

For the year ended May 31, 2016, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

Percentages are based on a Net Assets of $54,335 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of May 31, 2016.

†	Investment in Affiliated Security.

‡	Real Estate Investment Trust.

(A)	Security is a Master Limited Partnership. At May 31, 2016, such securities amounted to $332 ($ Thousands), or 0.61% of Net Assets.

(B)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

(C)	The rate reported is the effective yield at time of purchase.

ADR — American Depositary Receipt

Cl — Class

PLC — Public Limited Company

S&P— Standard & Poor’s

The following is a list of the level of inputs used as of May 31, 2016, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$50,911	$—	$—	$50,911
U.S. Treasury Obligation	—	40	—	40
Cash Equivalent	3,568	—	—	3,568

Total Investments in Securities	$54,479	$40	$—	$54,519

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$11	$—	$—	$11

*	Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2016, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

10	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Large Cap Disciplined Equity Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 95.9%

Consumer Discretionary — 11.0%
Advance Auto Parts	56,004	$8,616
Amazon.com *	39,781	28,753
AMC Networks, Cl A *	22,065	1,411
AutoNation *	4,200	212
AutoZone *	23,107	17,612
Barnes & Noble	75,900	883
Bed Bath & Beyond	29,700	1,329
Best Buy	13,300	428
Bloomin’ Brands	77,890	1,484
BorgWarner	5,600	191
Brunswick	50,214	2,404
Cable One	2,325	1,139
Cablevision Systems, Cl A *	49,500	1,717
Carmax *(A)	50,140	2,690
Carnival, Cl A	15,900	759
CBS, Cl B	1,600	88
Charter Communications, Cl A *	6,686	1,464
Chico’s FAS	115,165	1,249
Chipotle Mexican Grill, Cl A *	100	44
Coach	9,600	378
Comcast, Cl A	751,050	47,541
Cooper-Standard Holding *	5,600	481
Darden Restaurants	14,400	977
Deckers Outdoor *	46,015	2,420
Delphi Automotive	215,820	14,667
Discovery Communications, Cl A *	600	17
Discovery Communications, Cl C *	179,007	4,792
Dollar General	5,200	467
Dollar Tree *	13,000	1,177
DR Horton	274,600	8,392
DSW, Cl A	73,600	1,557
Expedia	2,200	245
Express *	111,300	1,618
Extended Stay America	42,000	599
Foot Locker	28,980	1,621
Ford Motor	18,700	252
Fox Factory Holding *	100,640	1,675
Gannett	242,476	3,787
Gap	163,000	2,932
Garmin	400	17
General Motors	234,900	7,348
Gentherm *	27,565	1,008
Genuine Parts	16,417	1,591
Goodyear Tire & Rubber	59,900	1,675
H&R Block	1,200	26
Hanesbrands	8,200	222
Harley-Davidson	800	37
Harman International Industries	300	23
Hasbro	21,000	1,833
Home Depot	282,237	37,289
Interpublic Group	285,100	6,814

Description	Shares	Market Value ($ Thousands)
Interval Leisure Group	1,212	$17
J.C. Penney *(A)	329,990	2,571
Johnson Controls	13,664	603
Kohl’s	800	29
L Brands	50,800	3,482
Las Vegas Sands	8,586	397
Lear	14,930	1,773
Leggett & Platt	24,500	1,231
Lennar, Cl A	7,700	351
Lowe’s	44,300	3,550
Macy’s	220,800	7,333
Madison Square Garden, Cl A *	68,118	11,412
Marriott International, Cl A (A)	12,700	839
Mattel	65,895	2,101
McDonald’s	234,596	28,635
Meritage Homes *	27,600	1,007
Michael Kors Holdings *	163,100	6,968
Modine Manufacturing *	93,683	937
Mohawk Industries *	6,400	1,259
NetFlix *	26,000	2,667
Newell Brands	42,700	2,036
News, Cl A	16,810	201
NIKE, Cl B	66,061	3,648
Nordstrom (A)	500	19
Norwegian Cruise Line Holdings *	145,635	6,759
Omnicom Group	41,645	3,470
O’Reilly Automotive *	13,900	3,676
Priceline Group *	1,100	1,391
PulteGroup	1,200	22
PVH	300	28
Ralph Lauren, Cl A	200	19
Ross Stores	127,510	6,809
Royal Caribbean Cruises (A)	21,900	1,695
Sally Beauty Holdings *	33,045	949
Scholastic	43,240	1,688
Scripps Networks Interactive, Cl A	400	26
Signet Jewelers	300	30
Staples	269,227	2,369
Starbucks	260,987	14,326
Starwood Hotels & Resorts Worldwide	3,511	258
Steven Madden *	32,235	1,106
Sturm Ruger	13,900	921
Target	120,300	8,274
TEGNA	38,600	886
Tenneco *	15,140	813
Tiffany	500	31
Time Warner	34,147	2,584
TJX	3,000	228
Tractor Supply	4,600	442
TripAdvisor *	500	34
Twenty-First Century Fox, Cl A	7,300	211
Twenty-First Century Fox, Cl B	43,221	1,264

11	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Large Cap Disciplined Equity Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
Under Armour, Cl A *(A)	12,000	$453
Under Armour, Cl C *	11,300	395
Urban Outfitters *	300	9
VF	17,600	1,097
Viacom, Cl B	1,500	67
Walt Disney	119,750	11,882
Whirlpool	2,500	436
Williams-Sonoma	51,349	2,724
Wolverine World Wide	41,200	750
Wyndham Worldwide	85,700	5,775
Wynn Resorts	100	10
Yum! Brands	34,900	2,864

		395,788

Consumer Staples — 11.2%
Altria Group	557,076	35,452
Archer-Daniels-Midland	121,700	5,205
Brown-Forman, Cl B	11,100	1,089
Bunge	14,800	993
Campbell Soup	31,400	1,902
Clorox	10,200	1,311
Coca-Cola	108,452	4,837
Coca-Cola European Partners	900	35
Colgate-Palmolive	115,700	8,146
ConAgra Foods	57,400	2,623
Constellation Brands, Cl A	28,700	4,395
Costco Wholesale	6,100	908
CVS Health	173,847	16,768
Dr. Pepper Snapple Group	41,400	3,784
Estee Lauder, Cl A	7,900	725
General Mills	2,300	144
Hershey	500	46
Hormel Foods	69,200	2,381
Ingredion	15,374	1,805
JM Smucker	31,100	4,017
Kellogg	154,050	11,457
Kimberly-Clark	52,072	6,615
Kraft Heinz	273,452	22,748
Kroger	313,300	11,204
McCormick	9,000	874
Mead Johnson Nutrition, Cl A	900	74
Molson Coors Brewing, Cl B	172,970	17,155
Mondelez International, Cl A	532,860	23,707
Monster Beverage *	2,000	300
PepsiCo	533,023	53,926
Philip Morris International	404,802	39,946
Pilgrim’s Pride *	14,500	361
Procter & Gamble	569,823	46,178
Reynolds American	348,906	17,341
Sysco	144,087	6,932
Tyson Foods, Cl A	158,200	10,090
Walgreens Boots Alliance	219,570	16,995

Description	Shares	Market Value ($ Thousands)
Wal-Mart Stores	292,632	$20,712
Whole Foods Market	1,300	42

		403,223

Energy — 4.7%
Anadarko Petroleum	2,900	150
Antero Resources *	102,361	2,972
Apache	12,200	697
Baker Hughes	2,400	111
Bristow Group	32,900	441
Cabot Oil & Gas	1,500	36
Chevron	262,365	26,499
Cimarex Energy	12,500	1,453
Columbia Pipeline Group	4,200	107
Concho Resources *	4,500	546
ConocoPhillips	178,939	7,836
Devon Energy	2,900	105
EOG Resources	57,530	4,681
EQT	600	44
Exxon Mobil	197,774	17,606
FMC Technologies *	900	25
Halliburton	8,200	346
Helmerich & Payne (A)	11,200	685
Hess	800	48
HollyFrontier	117,541	3,145
Kinder Morgan	160,800	2,907
Magellan Midstream Partners (B)	113,394	7,943
Marathon Oil	183,828	2,403
Marathon Petroleum	317,335	11,053
Matador Resources *(A)	52,685	1,197
Memorial Resource Development *	73,880	1,167
Murphy Oil	700	22
Nabors Industries	211,656	1,990
National Oilwell Varco	1,600	53
Newfield Exploration *	71,285	2,906
Noble Energy	194,111	6,939
Occidental Petroleum	12,400	935
Oceaneering International	19,880	657
ONEOK	29,294	1,267
Phillips 66	123,400	9,916
Pioneer Natural Resources	24,310	3,897
QEP Resources *	30,580	570
Range Resources	3,000	128
Schlumberger	152,653	11,647
Southwestern Energy *	1,500	20
Spectra Energy	1,700	54
Suncor Energy	376,473	10,409
Tesoro	125,572	9,805
Transocean *(A)	137,860	1,350
Valero Energy	185,300	10,136
Western Refining	28,100	597
Williams	19,078	423

12	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Large Cap Disciplined Equity Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
World Fuel Services	27,986	$1,287

		169,211

Financials — 15.0%
Affiliated Managers Group *	2,000	347
Aflac	65,500	4,550
Allstate	58,100	3,922
Altisource Portfolio Solutions *	26,000	726
American Express	3,881	255
American International Group	54,700	3,166
American Tower, Cl A ‡	11,200	1,185
Ameriprise Financial	18,990	1,931
Aon	85,915	9,388
Apartment Investment & Management, Cl A ‡	32,400	1,382
Arch Capital Group *	26,820	1,949
Argo Group International Holdings	36,960	1,946
Assurant	15,900	1,389
Assured Guaranty	104,576	2,812
AvalonBay Communities ‡	13,700	2,464
Bank of America	2,987,594	44,187
Bank of New York Mellon	520,389	21,888
BB&T	7,800	284
Berkshire Hathaway, Cl B *	275,539	38,724
BlackRock, Cl A	1,200	437
Boston Properties ‡	600	75
Brown & Brown	29,355	1,059
Capital One Financial	8,000	586
Care Capital Properties ‡	62,992	1,637
CBL & Associates Properties ‡	178,000	1,712
CBOE Holdings	22,860	1,455
CBRE Group, Cl A *	23,200	693
Charles Schwab	251,930	7,704
Chimera Investment ‡	157,070	2,354
Chubb	1,741	220
Cincinnati Financial	18,300	1,265
Citigroup	752,432	35,041
CME Group, Cl A	267,699	26,205
CNA Financial	3,898	128
Comerica	6,600	311
Corrections Corp of America ‡	50,740	1,705
Crown Castle International ‡	1,200	109
DCT Industrial Trust ‡	41,365	1,784
Digital Realty Trust ‡	6,800	649
Discover Financial Services	185,888	10,560
E*TRADE Financial *	13,200	368
East West Bancorp	180,676	6,974
Equinix ‡	7,710	2,791
Equity Residential ‡	42,800	2,962
Erie Indemnity, Cl A	4,801	470
Essex Property Trust ‡	13,100	2,977
EverBank Financial	27,000	414
Extra Space Storage ‡	38,935	3,620

Description	Shares	Market Value ($ Thousands)
Federal Realty Investment Trust ‡	6,100	$934
Fifth Third Bancorp	17,600	332
Franklin Resources	100	4
Franklin Street Properties ‡	42,800	488
General Growth Properties ‡	143,230	3,849
GEO Group ‡	42,300	1,407
Goldman Sachs Group	69,000	11,004
Hartford Financial Services Group	201,675	9,110
HCP ‡	80,700	2,653
Home BancShares	39,115	1,719
Host Hotels & Resorts ‡	3,200	49
Huntington Bancshares	52,023	544
Intercontinental Exchange	41,163	11,160
Invesco	285,486	8,964
Iron Mountain ‡	900	33
Jones Lang LaSalle	46,525	5,483
JPMorgan Chase	566,453	36,972
KeyCorp	44,978	577
Kilroy Realty ‡	18,410	1,163
Kimco Realty ‡	24,300	685
Lamar Advertising, Cl A	73,934	4,809
Legg Mason	9,400	324
Leucadia National	700	13
Lincoln National	73,600	3,375
Loews	1,100	45
M&T Bank	58,544	6,996
Macerich ‡	8,300	633
Marsh & McLennan	123,871	8,184
MetLife	7,300	333
Moody’s	4,300	424
Morgan Stanley	13,100	359
Morningstar	20,320	1,716
Nasdaq	31,500	2,079
Navient	390,904	5,359
Northern Trust	1,800	133
Old Republic International	151,095	2,895
PacWest Bancorp	40,925	1,706
People’s United Financial	78,900	1,253
PNC Financial Services Group	102,200	9,171
Principal Financial Group	26,162	1,166
Progressive	361,920	12,052
Prologis ‡	13,700	651
Prudential Financial	1,900	151
Public Storage ‡	16,051	4,072
Realogy Holdings *	79,776	2,617
Realty Income ‡(A)	25,500	1,532
Regions Financial	25,000	246
Reinsurance Group of America, Cl A	20,185	2,001
Ryman Hospitality Properties ‡	14,900	731
S&P Global	97,229	10,871
Signature Bank NY *	8,840	1,193
Simon Property Group ‡	72,492	14,327

13	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Large Cap Disciplined Equity Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
SL Green Realty ‡	300	$30
SLM *	205,253	1,410
Starwood Property Trust ‡	286,900	5,916
State Street	4,700	296
SunTrust Banks	166,220	7,284
SVB Financial Group *	11,710	1,290
Synchrony Financial *	70,828	2,210
T. Rowe Price Group	1,100	85
Tanger Factory Outlet Centers ‡	45,665	1,608
Torchmark	4,100	253
Travelers	7,600	867
UDR ‡	20,200	728
Unum Group	7,700	284
US Bancorp	364,262	15,598
Validus Holdings	30,300	1,475
Ventas ‡	1,400	93
Vornado Realty Trust ‡	1,300	124
Waddell & Reed Financial, Cl A	27,121	580
Webster Financial	42,780	1,675
Wells Fargo	701,725	35,591
Welltower ‡	11,400	786
Weyerhaeuser	2,900	91
Willis Towers Watson	5,600	717
Xenia Hotels & Resorts ‡	59,900	966
XL Group, Cl A	1,200	41
Zions Bancorporation	13,600	381

		537,686

Health Care — 15.9%
Abbott Laboratories	288,795	11,445
AbbVie	175,787	11,062
Aetna	72,915	8,256
Agilent Technologies	90,860	4,170
Alexion Pharmaceuticals *	500	75
Allergan *	48,972	11,545
AmerisourceBergen	41,500	3,112
Amgen	168,808	26,663
Anthem	100,700	13,309
Baxalta	95,054	4,299
Baxter International	25,627	1,106
Becton Dickinson	49,500	8,239
Biogen *	24,100	6,983
Boston Scientific *	487,795	11,078
Bristol-Myers Squibb	621,725	44,578
Bruker	179,324	4,734
C.R. Bard	21,600	4,731
Cardinal Health	93,258	7,363
Celgene *	182,325	19,239
Cellectis ADR *(A)	35,700	1,170
Cerner *	92,120	5,123
Cigna	24,045	3,080
DaVita HealthCare Partners *	700	54

Description	Shares	Market Value ($ Thousands)
Dentsply Sirona	45,063	$2,801
Edwards Lifesciences *	31,300	3,083
Eli Lilly	160,915	12,073
Endo International *	10,100	160
Express Scripts Holding *	326,158	24,641
Gilead Sciences	172,433	15,012
HCA Holdings *	65,200	5,087
Henry Schein *	3,600	625
Hologic *	178,000	6,125
Humana	7,959	1,373
Illumina *	700	101
Intuitive Surgical *	100	63
Jazz Pharmaceuticals *	15,100	2,289
Johnson & Johnson	689,661	77,718
Laboratory Corp of America Holdings *	300	38
Mallinckrodt *	121,895	7,723
McKesson	119,197	21,830
Medtronic	93,076	7,491
Merck	422,234	23,755
Mylan *	123,737	5,363
Patterson	1,500	73
PerkinElmer	18,500	1,013
Perrigo	500	48
Pfizer	1,406,638	48,810
Quest Diagnostics	1,700	131
Quintiles Transnational Holdings *	116,655	7,920
Regeneron Pharmaceuticals *	3,100	1,237
St. Jude Medical	5,566	436
STERIS	21,100	1,465
Stryker	1,200	133
Team Health Holdings *	27,720	1,330
Thermo Fisher Scientific	68,385	10,379
United Therapeutics *	12,250	1,459
UnitedHealth Group	270,673	36,181
Universal Health Services, Cl B	8,700	1,173
Varian Medical Systems *	200	17
Vertex Pharmaceuticals *	65,235	6,077
VWR *	58,950	1,701
Waters *	8,174	1,124
Zimmer Biomet Holdings	700	86
Zoetis, Cl A	462,695	21,941

		571,499

Industrials — 10.3%
3M	80,966	13,628
Acuity Brands	3,800	984
Alaska Air Group	30,535	2,028
Allegion	15,633	1,057
Allison Transmission Holdings, Cl A	25,700	722
Altra Industrial Motion	44,155	1,194
American Airlines Group	22,900	731
Ametek	13,400	641

14	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Large Cap Disciplined Equity Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
Armstrong Flooring *	32,793	$544
B/E Aerospace	26,010	1,239
Babcock & Wilcox Enterprises *	14,000	305
Beacon Roofing Supply *	28,915	1,248
Boeing	31,400	3,961
BWX Technologies	48,400	1,702
C.H. Robinson Worldwide	29,267	2,194
Canadian National Railway	104,140	6,175
Canadian Pacific Railway	56,110	7,271
Caterpillar	2,300	167
Cintas	17,500	1,659
Continental Building Products *	74,280	1,702
Copart *	156,410	7,744
CSX	19,700	521
Cummins	100	11
Danaher	2,400	236
Deere (A)	82,065	6,753
Delta Air Lines	54,550	2,371
Dover	600	40
Dun & Bradstreet	1,300	165
Eaton	150,237	9,259
Echo Global Logistics *	50,879	1,153
EMCOR Group	15,775	750
Emerson Electric	102,700	5,343
Equifax	12,500	1,572
Expeditors International of Washington	300	15
Fastenal	1,000	46
FedEx	55,500	9,156
Flowserve	400	19
Fluor	600	32
Generac Holdings *	27,430	1,040
General Dynamics	50,500	7,164
General Electric	1,425,310	43,087
HD Supply Holdings *	143,376	5,061
Honeywell International	179,703	20,456
Huntington Ingalls Industries	29,900	4,587
Illinois Tool Works	1,400	148
Ingersoll-Rand	900	60
Jacobs Engineering Group *	500	25
JB Hunt Transport Services	400	33
Kansas City Southern	800	75
KBR	101,599	1,478
L-3 Communications Holdings, Cl 3	300	41
Lockheed Martin	65,546	15,484
Manitowoc (A)	322,479	1,838
Manpowergroup	60,654	4,837
Masco	234,500	7,654
Nielsen Holdings	208,839	11,150
Norfolk Southern	1,200	101
Northrop Grumman	22,200	4,721
Owens Corning	20,800	1,062
Paccar	2,800	156

Description	Shares	Market Value ($ Thousands)
Parker Hannifin	500	$57
Pentair	700	42
PGT *	99,440	1,066
Pitney Bowes	268,405	5,000
Quanta Services *	30,700	738
Raytheon	135,751	17,603
Regal-Beloit	45,090	2,576
Republic Services, Cl A	118,444	5,719
Robert Half International	158,049	6,573
Rockwell Automation	57,940	6,724
Rockwell Collins	3,400	301
Roper Technologies	4,100	701
RR Donnelley & Sons	247,960	4,039
Ryder System	200	14
Snap-on	8,600	1,392
Southwest Airlines	295,800	12,566
Spirit AeroSystems Holdings, Cl A *	7,100	332
SPX FLOW *	59,271	1,776
Stanley Black & Decker	6,100	690
Steelcase, Cl A	21,400	342
Stericycle *	300	29
Terex	40,400	856
Textron	2,200	84
TriMas *	86,135	1,472
Tyco International	420,419	17,918
Union Pacific	207,580	17,476
United Continental Holdings *	24,400	1,100
United Parcel Service, Cl B	126,318	13,022
United Rentals *	15,580	1,086
United Technologies	176,571	17,760
Verisk Analytics, Cl A *	1,200	95
Waste Connections	101,879	6,670
Waste Management	3,600	219
Woodward Governor	16,900	962
WW Grainger	200	46
Xylem	1,000	45

		371,687

Information Technology — 20.3%
Accenture, Cl A	121,845	14,496
Activision Blizzard	92,000	3,612
Adobe Systems *	109,952	10,937
Akamai Technologies *	2,800	153
Alliance Data Systems *	200	44
Alphabet, Cl A *	59,919	44,870
Alphabet, Cl C *	72,675	53,468
Amdocs	303,796	17,617
Amphenol, Cl A	8,700	511
Analog Devices	7,100	415
Apple	1,121,496	111,993
Applied Materials	698,139	17,049
Autodesk *	900	52

15	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Large Cap Disciplined Equity Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
Automatic Data Processing	14,400	$1,265
Broadcom	26,043	4,020
Broadridge Financial Solutions	48,984	3,144
BroadSoft *	26,950	1,175
Brocade Communications Systems	92,400	837
CA	141,800	4,583
Check Point Software Technologies *(A)	68,600	5,829
Ciena *	69,515	1,214
Cisco Systems	1,380,380	40,100
Citrix Systems *	70,900	6,021
Cognizant Technology Solutions, Cl A *	156,695	9,627
Corning	9,900	207
CSRA	23,200	575
Cypress Semiconductor	143,970	1,530
DST Systems	65,679	7,942
eBay *	835,765	20,443
Electronic Arts *	41,400	3,177
EMC	61,459	1,718
F5 Networks *	2,800	309
Facebook, Cl A *	406,527	48,299
Fidelity National Information Services	84,540	6,279
First Data, Cl A *	142,300	1,783
First Solar *	44,300	2,199
Fiserv *	27,800	2,928
FLIR Systems	49,255	1,534
GoDaddy, Cl A *	24,311	791
Hewlett Packard Enterprise	171,300	3,164
HP	352,000	4,710
Intel	938,200	29,638
International Business Machines	12,695	1,952
Intuit	7,900	843
j2 Global	24,280	1,626
Jabil Circuit	67,179	1,282
Juniper Networks	180,800	4,233
Kla-Tencor	4,030	294
Lam Research	7,300	605
Leidos Holdings (A)	66,600	3,290
Linear Technology	1,000	47
Littelfuse	13,240	1,516
M *	30,300	1,091
MasterCard, Cl A	44,500	4,268
Microchip Technology	900	47
Micron Technology *	3,600	46
Microsemi *	40,885	1,383
Microsoft	1,307,886	69,318
Motorola Solutions	11,400	790
NCR *	39,150	1,209
NetApp	1,100	28
NETGEAR *	8,900	400
Nvidia	66,900	3,126
NXP Semiconductor *	90,885	8,588
Oracle	515,683	20,730

Description	Shares	Market Value ($ Thousands)
Paychex	81,919	$4,442
PayPal Holdings *	319,536	12,075
Pegasystems	39,085	1,031
Qorvo *	1,200	61
Qualcomm	204,556	11,234
RealPage *	73,120	1,590
Red Hat *	29,890	2,315
salesforce.com inc *	28,145	2,356
Seagate Technology (A)	332,300	7,497
Skyworks Solutions	84,300	5,628
Symantec	9,700	168
TE Connectivity	1,700	102
Teradata *	5,800	164
Tessera Technologies	28,600	923
Texas Instruments	337,595	20,458
Total System Services	117,416	6,305
Vantiv, Cl A *	92,450	4,971
VeriSign *(A)	25,500	2,179
Visa, Cl A	182,696	14,422
Western Digital	89,697	4,174
Western Union	3,300	64
Xerox	819,882	8,174
Xilinx	12,800	607
Yahoo! *	3,000	114

		728,024

Materials — 1.9%
Air Products & Chemicals	23,300	3,323
Alcoa	26,600	247
Avery Dennison	15,000	1,116
Ball	18,000	1,301
Calgon Carbon	104,120	1,549
CF Industries Holdings	5,200	144
Crown Holdings *	76,900	4,012
Dow Chemical	45,012	2,312
E.I. du Pont de Nemours	31,292	2,047
Eastman Chemical	16,015	1,175
Ecolab	1,100	129
FMC	500	24
Freeport-McMoRan, Cl B *	4,600	51
Greif, Cl A	19,200	689
Ingevity *	50,300	1,466
International Flavors & Fragrances	600	77
International Paper	1,600	67
LyondellBasell Industries, Cl A	175,443	14,274
Martin Marietta Materials	6,500	1,229
Monsanto	34,615	3,893
Mosaic	400	10
Newmont Mining	57,700	1,870
Nucor	63,901	3,100
Owens-Illinois *	700	13
PPG Industries	58,704	6,321

16	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Large Cap Disciplined Equity Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
Praxair	1,300	$143
Reliance Steel & Aluminum	34,086	2,534
Sealed Air	14,400	669
Sherwin-Williams	600	175
Steel Dynamics	19,900	491
Vulcan Materials	88,979	10,388
Westlake Chemical	69,100	3,049
WestRock	2,800	111

		67,999

Telecommunication Services — 2.6%
AT&T	983,054	38,487
CenturyLink	1,900	52
Frontier Communications (A)	4,100	21
Level 3 Communications *	2,300	124
Verizon Communications	1,038,257	52,847

		91,531

Utilities — 3.0%
AES	176,200	1,954
AGL Resources	500	33
Ameren	21,500	1,065
American Electric Power	169,561	10,976
American Water Works	17,800	1,319
AmeriGas Partners	108,391	4,973
Centerpoint Energy	1,800	41
CMS Energy	80,535	3,368
Consolidated Edison	14,400	1,055
Dominion Resources	2,400	173
DTE Energy	18,800	1,705
Duke Energy	4,800	376
Edison International	26,000	1,862
Entergy	31,600	2,399
Eversource Energy	18,000	994
Exelon	263,200	9,020
FirstEnergy	229,400	7,527
MDU Resources Group	34,200	782
New Jersey Resources	41,375	1,454
NextEra Energy	7,000	841
NiSource	50,900	1,214
NRG Energy	324,300	5,312
OGE Energy	91,640	2,767
PG&E	242,961	14,597
Pinnacle West Capital	11,400	839
PNM Resources	37,300	1,225
PPL	290,200	11,184
Public Service Enterprise Group	57,800	2,587
SCANA	23,700	1,657
Sempra Energy	13,800	1,478
Southern	26,000	1,285
TECO Energy	12,300	339
UGI	71,200	3,056

Description	Shares	Market Value ($ Thousands)
WEC Energy Group	21,553	$1,296
Xcel Energy	153,457	6,349

		107,102

Total Common Stock (Cost $2,930,780) ($ Thousands)		3,443,750

	Number of Rights
RIGHTS — 0.0%

United States — 0.0%
Safeway—PDC * ‡‡	86	4
Safeway CVR—Casa Ley * ‡‡	86	87

Total Rights (Cost $—) ($ Thousands)		91

	Shares
AFFILIATED PARTNERSHIP — 0.7%
SEI Liquidity Fund, L.P.
0.410% **†(C)	24,483,147	24,483

Total Affiliated Partnership (Cost $24,483) ($ Thousands)		24,483

	Face Amount (Thousands)
U.S. TREASURY OBLIGATIONS — 0.1%
U.S. Treasury Bills
0.363%, 08/18/2016 (D)(E)	$4,980	4,977
0.000%, 06/16/2016 (D)(E)	200	200

Total U.S. Treasury Obligations (Cost $5,175) ($ Thousands)		5,177

	Shares

CASH EQUIVALENT — 4.2%
SEI Daily Income Trust, Prime Obligation Fund, Cl A
0.270% **†	151,912,001	151,912

Total Cash Equivalent (Cost $151,912) ($ Thousands)		151,912

Total Investments — 100.9% (Cost $3,112,350) ($ Thousands)		$3,625,413

17	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Large Cap Disciplined Equity Fund

May 31, 2016

A list of the open futures contracts held by the Fund at May 31, 2016, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation ($ Thousands)
S&P 500 Index E-MINI	941	Jun-2016	$3,840

For the year ended May 31, 2016, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

Percentages are based on a Net Assets of $3,592,226 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of May 31, 2016.

†	Investment in Affiliated Security.

‡	Real Estate Investment Trust.

‡‡	Expiration date unavailable.

(A)	This security or a partial position of this security is on loan at May 31, 2016. The total market value of securities on loan at May 31, 2016 was $23,966 ($ Thousands).

(B)	Security is a Master Limited Partnership. At May 31, 2016, such securities amounted to $7,943 ($ Thousands), or 0.22% of Net Assets.

(C)	This security was purchased with cash collateral held from securities on loan. The total market value of such securities as of May 31, 2016 was $24,483($Thousands).

(D)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

(E)	The rate reported is the effective yield at time of purchase.

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

S&P— Standard & Poor’s

The following is a list of the level of inputs used as of May 31, 2016, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$3,443,750	$—	$—	$3,443,750
Rights	—	91	—	91
Affiliated Partnership	—	24,483	—	24,483
U.S. Treasury Obligations	—	5,177	—	5,177
Cash Equivalent	151,912	—	—	151,912

Total Investments in Securities	$3,595,662	$29,751	$—	$3,625,413

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$3,840	$—	$—	$3,840

*	Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2016, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

18	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Large Cap Index Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 97.4%

Consumer Discretionary — 12.8%
Aaron’s	5,400	$136
Advance Auto Parts	7,508	1,155
Amazon.com *	37,289	26,952
AMC Networks, Cl A *	5,485	351
Aramark	17,300	576
AutoNation *	5,632	284
AutoZone *	3,207	2,444
Bed Bath & Beyond	14,915	667
Best Buy	27,647	889
BorgWarner	20,464	696
Brinker International	5,283	238
Brunswick	8,300	397
Cabela’s *	4,800	233
Cable One	257	126
Cablevision Systems, Cl A *	17,542	608
Carmax *(A)	20,460	1,098
Carnival, Cl A	40,000	1,910
Carter’s	4,300	432
CBS, Cl B	45,899	2,534
Charter Communications, Cl A *	20,493	4,487
Chipotle Mexican Grill, Cl A *	3,019	1,334
Choice Hotels International	2,584	117
Cinemark Holdings	11,000	398
Clear Channel Outdoor Holdings, Cl A *	700	5
Coach	28,667	1,130
Comcast, Cl A	245,325	15,529
CST Brands	7,148	271
Darden Restaurants	11,222	761
Delphi Automotive	27,100	1,842
Dick’s Sporting Goods	8,758	376
Dillard’s, Cl A	1,900	112
Discovery Communications, Cl A *	17,600	490
Discovery Communications, Cl C *	24,600	659
DISH Network, Cl A *	21,462	1,071
Dollar General	29,000	2,607
Dollar Tree *	23,034	2,085
Domino’s Pizza	5,000	604
DR Horton	35,268	1,078
DSW, Cl A	7,200	152
Dunkin’ Brands Group (A)	9,800	424
Expedia	11,622	1,293
Extended Stay America	5,900	84
Foot Locker	12,369	692
Ford Motor	378,184	5,102
Fossil Group *	4,000	111
GameStop, Cl A	10,100	294
Gannett	10,029	157
Gap	21,721	391
Garmin (A)	11,200	476
General Motors	155,800	4,873
Gentex	26,264	435

Description	Shares	Market Value ($ Thousands)
Genuine Parts	15,571	$1,509
GNC Holdings, Cl A	8,000	208
Goodyear Tire & Rubber	23,252	650
GoPro, Cl A *(A)	8,000	82
Graham Holdings, Cl B	257	128
Groupon, Cl A *	44,900	159
H&R Block	23,325	498
Hanesbrands	41,972	1,136
Harley-Davidson	20,603	956
Harman International Industries	5,768	451
Hasbro	11,767	1,027
Hilton Worldwide Holdings	51,700	1,074
Home Depot	127,215	16,808
Hyatt Hotels, Cl A *	3,800	174
International Game Technology	8,400	159
Interpublic Group	37,575	898
J.C. Penney *(A)	29,251	228
John Wiley & Sons, Cl A	4,042	218
Johnson Controls	62,045	2,739
Kate Spade *	11,900	260
Kohl’s	18,119	653
L Brands	23,257	1,594
Las Vegas Sands	36,593	1,692
Lear	6,900	819
Leggett & Platt	15,219	765
Lennar, Cl A	15,430	703
Liberty Broadband, Cl A *	2,080	120
Liberty Broadband, Cl C *	5,408	313
Liberty Interactive QVC Group, Cl A *	50,647	1,366
Liberty Media Group, Cl A *	2,080	41
Liberty Media Group, Cl C *	4,160	79
Liberty Ventures, Ser A *	12,082	451
Lions Gate Entertainment	7,400	165
Live Nation *	13,600	328
LKQ *	27,200	900
Lowe’s	88,610	7,100
lululemon athletica *(A)	10,000	650
Macy’s	30,330	1,007
Madison Square Garden, Cl A *	1,786	299
Marriott International, Cl A (A)	19,987	1,320
Mattel	35,442	1,130
McDonald’s	85,480	10,434
MGM Resorts International *	39,939	913
Michael Kors Holdings *	17,500	748
Michaels *	9,500	278
Mohawk Industries *	6,366	1,252
MSG Networks *	5,360	93
Murphy USA *	4,188	285
NetFlix *	41,300	4,236
Newell Brands	45,394	2,165
News	10,800	133
News, Cl A	42,346	506

19	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Large Cap Index Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
NIKE, Cl B	130,368	$7,199
Nordstrom (A)	11,812	449
Norwegian Cruise Line Holdings *	11,800	548
NVR *	424	735
Office Depot *	49,100	176
Omnicom Group	24,644	2,054
O’Reilly Automotive *	10,240	2,708
Panera Bread, Cl A *	2,262	496
Penske Auto Group	4,000	158
Polaris Industries	5,900	502
Priceline Group *	5,000	6,322
PulteGroup	31,745	596
PVH	8,800	825
Ralph Lauren, Cl A	5,080	479
Regal Entertainment Group, Cl A (A)	7,388	155
Ross Stores	41,006	2,190
Royal Caribbean Cruises	15,700	1,215
Sally Beauty Holdings *	14,200	408
Scripps Networks Interactive, Cl A	10,172	654
Sears Holdings *(A)	2,128	28
Service International	17,694	485
ServiceMaster Global Holdings *	9,200	352
Signet Jewelers	7,000	693
Sirius XM Holdings *	194,600	782
Six Flags Entertainment	6,500	375
Skechers U.S.A., Cl A *	11,100	346
Staples	56,364	496
Starbucks	147,912	8,119
Starwood Hotels & Resorts Worldwide	17,384	1,277
Starz *	8,820	238
Target	58,785	4,043
TEGNA	20,059	461
Tempur Sealy International *	5,600	326
Tesla Motors *(A)	11,300	2,522
Thomson Reuters	30,000	1,261
Thor Industries	4,100	267
Tiffany	9,825	609
Time Warner	79,679	6,029
TJX	65,908	5,017
Toll Brothers *	15,751	459
TopBuild *	3,378	122
Tractor Supply	13,400	1,288
Tribune Media, Cl A	7,200	290
TripAdvisor *	12,367	838
Tupperware Brands	4,800	272
Twenty-First Century Fox, Cl A	109,785	3,171
Twenty-First Century Fox, Cl B	47,000	1,374
Ulta Salon Cosmetics & Fragrance *	6,652	1,550
Under Armour, Cl A *(A)	16,300	615
Under Armour, Cl C *	17,100	598
Urban Outfitters *	10,120	289
VF	31,968	1,992

Description	Shares	Market Value ($ Thousands)
Viacom, Cl B	33,569	$1,489
Vista Outdoor *	5,672	285
Visteon *	3,900	292
Walt Disney	166,172	16,488
Wendy’s	24,175	249
Whirlpool	7,987	1,395
Williams-Sonoma	7,962	422
Wyndham Worldwide	10,868	732
Wynn Resorts (A)	8,996	865
Yum! Brands	40,048	3,288

		263,024

Consumer Staples — 9.2%
Altria Group	190,240	12,107
Archer-Daniels-Midland	58,479	2,501
Avon Products *	40,706	159
Blue Buffalo Pet Products *(A)	7,400	191
Brown-Forman, Cl A	2,500	263
Brown-Forman, Cl B	10,527	1,032
Bunge	13,700	919
Campbell Soup	18,078	1,095
Church & Dwight	12,907	1,271
Clorox	12,603	1,620
Coca-Cola	383,940	17,124
Coca-Cola European Partners	22,915	889
Colgate-Palmolive	87,250	6,143
ConAgra Foods	40,686	1,859
Constellation Brands, Cl A	15,431	2,363
Costco Wholesale	42,381	6,305
Coty, Cl A (A)	6,400	169
CVS Health	109,252	10,537
Dr. Pepper Snapple Group	19,300	1,764
Edgewell Personal Care *	5,241	416
Energizer Holdings	5,241	248
Estee Lauder, Cl A	20,008	1,836
Flowers Foods	16,525	310
General Mills	58,692	3,685
Hain Celestial Group *	8,400	415
Herbalife *(A)	6,500	376
Hershey	14,198	1,318
Hormel Foods	26,556	914
Ingredion	6,600	775
JM Smucker	11,511	1,487
Kellogg	23,803	1,770
Kimberly-Clark	35,318	4,487
Kraft Heinz	57,502	4,784
Kroger	96,646	3,456
McCormick	13,193	1,281
Mead Johnson Nutrition, Cl A	19,386	1,595
Molson Coors Brewing, Cl B	16,062	1,593
Mondelez International, Cl A	156,906	6,981
Monster Beverage *	14,900	2,235

20	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Large Cap Index Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
Nu Skin Enterprises, Cl A	5,500	$217
PepsiCo	144,652	14,634
Philip Morris International	151,768	14,976
Pilgrim’s Pride *	5,700	142
Pinnacle Foods	10,400	438
Procter & Gamble	265,274	21,498
Quorum Health *	2,547	34
Reynolds American	81,150	4,033
Rite Aid *	84,200	648
Spectrum Brands Holdings	1,900	222
Sprouts Farmers Market *	17,300	428
Sysco	55,848	2,687
Tyson Foods, Cl A	29,465	1,879
Walgreens Boots Alliance	82,825	6,411
Wal-Mart Stores	155,179	10,984
WhiteWave Foods, Cl A *	15,722	702
Whole Foods Market	31,704	1,026

		189,232

Energy — 6.6%
Anadarko Petroleum	47,740	2,476
Antero Resources *	5,000	145
Apache	37,859	2,163
Baker Hughes	43,940	2,038
Cabot Oil & Gas	48,400	1,160
Cheniere Energy *	20,500	659
Chesapeake Energy *	47,266	203
Chevron	184,002	18,584
Cimarex Energy	9,000	1,046
Cobalt International Energy *	33,000	74
Columbia Pipeline Group	41,821	1,068
Concho Resources *	13,200	1,602
ConocoPhillips	119,576	5,236
CONSOL Energy *	19,644	302
Continental Resources *(A)	8,000	336
CVR Energy (A)	1,800	35
Denbury Resources *	32,324	130
Devon Energy	45,913	1,657
Diamond Offshore Drilling *(A)	6,209	160
Diamondback Energy *	6,800	618
Dril-Quip *	3,700	226
Energen *	11,337	540
Ensco, Cl A	21,000	208
EOG Resources	52,590	4,279
EP Energy, Cl A *	4,000	23
EQT	16,066	1,177
Exxon Mobil	408,038	36,323
FMC Technologies *	20,920	570
Frank’s International (A)	4,000	64
Golar LNG (A)	8,100	141
Gulfport Energy *	15,300	470
Halliburton	81,536	3,439

Description	Shares	Market Value ($ Thousands)
Helmerich & Payne (A)	8,650	$529
Hess	28,212	1,691
HollyFrontier	16,726	447
Kinder Morgan	179,422	3,244
Kosmos Energy *	9,200	53
Laredo Petroleum *(A)	7,000	85
Marathon Oil	80,576	1,053
Marathon Petroleum	51,276	1,786
Memorial Resource Development *	4,600	73
Murphy Oil	15,454	478
Nabors Industries	26,800	252
National Oilwell Varco	38,480	1,268
Newfield Exploration *	18,899	770
Noble (A)	21,700	181
Noble Energy	44,524	1,592
Occidental Petroleum	74,354	5,609
Oceaneering International	9,700	321
ONEOK	22,658	980
Patterson-UTI Energy	13,232	246
PBF Energy, Cl A	7,000	185
Phillips 66	52,588	4,226
Pioneer Natural Resources	16,144	2,588
QEP Resources *	16,646	310
Range Resources (A)	14,239	606
Rice Energy *	4,600	93
Rowan, Cl A *	10,886	184
RPC *(A)	5,550	82
Schlumberger	138,255	10,549
Seadrill *(A)	30,700	95
SM Energy	5,500	173
Southwestern Energy *(A)	38,376	525
Spectra Energy	66,909	2,132
Superior Energy Services *	14,700	253
Targa Resources	15,300	655
Teekay	3,800	40
Tesoro	13,546	1,058
Valero Energy	48,736	2,666
Weatherford International *	97,600	547
Whiting Petroleum *	21,348	264
Williams	73,946	1,639
World Fuel Services	5,500	253
WPX Energy *	18,748	193

		137,126

Financials — 16.6%
Affiliated Managers Group *	4,820	836
Aflac	43,656	3,032
Alexandria Real Estate Equities ‡	6,600	640
Alleghany *	1,704	928
Allied World Assurance Holdings	8,900	330
Allstate	38,225	2,581
Ally Financial *	43,200	775

21	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Large Cap Index Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
American Campus Communities ‡	14,000	$658
American Capital Agency ‡	31,659	598
American Express	79,334	5,217
American Financial Group	6,414	470
American Homes 4 Rent, Cl A ‡	19,200	352
American International Group	113,623	6,576
American National Insurance	222	27
American Tower, Cl A ‡	41,522	4,392
Ameriprise Financial	17,200	1,749
AmTrust Financial Services	6,800	180
Annaly Capital Management ‡	100,011	1,058
Aon	26,444	2,890
Apartment Investment & Management, Cl A ‡	17,299	738
Apple Hospitality ‡	16,700	304
Arch Capital Group *	12,700	923
Arthur J Gallagher	18,104	875
Artisan Partners Asset Management, Cl A	2,500	82
Aspen Insurance Holdings	5,700	273
Associated Banc	14,684	274
Assurant	6,293	550
Assured Guaranty	15,100	406
AvalonBay Communities ‡	12,441	2,238
Axis Capital Holdings	8,800	485
Bank of America	1,028,963	15,218
Bank of Hawaii	4,082	293
Bank of New York Mellon	109,109	4,589
BankUnited	9,600	318
BB&T	80,406	2,924
Berkshire Hathaway, Cl B *	181,700	25,536
BlackRock, Cl A	12,185	4,433
BOK Financial (A)	2,475	158
Boston Properties ‡	14,584	1,832
Brandywine Realty Trust ‡	15,500	245
Brixmor Property Group ‡	15,500	391
Brown & Brown	11,124	401
Camden Property Trust ‡	7,547	643
Capital One Financial	50,525	3,700
Care Capital Properties ‡	7,223	188
CBL & Associates Properties ‡	15,700	151
CBOE Holdings	7,900	503
CBRE Group, Cl A *	24,917	744
Charles Schwab	109,685	3,354
Chimera Investment ‡	18,880	283
Chubb	44,991	5,696
Cincinnati Financial	17,486	1,208
CIT Group	18,200	624
Citigroup	297,504	13,855
Citizens Financial Group	28,000	659
CME Group, Cl A	32,270	3,159
CNA Financial	1,700	56
Columbia Property Trust ‡	11,800	243
Comerica	15,553	733

Description	Shares	Market Value ($ Thousands)
Commerce Bancshares	7,814	$382
Communications Sales & Leasing ‡	10,829	270
Corporate Office Properties Trust ‡	7,900	214
Corrections Corp of America ‡	10,240	344
Credit Acceptance *(A)	800	150
Crown Castle International ‡	31,496	2,860
Cullen/Frost Bankers (A)	4,568	306
DDR ‡	24,700	425
Digital Realty Trust ‡	15,000	1,432
Discover Financial Services	41,589	2,363
Douglas Emmett ‡	12,600	427
Duke Realty ‡	37,809	895
E*TRADE Financial *	26,500	739
East West Bancorp	12,300	475
Eaton Vance	11,010	400
Empire State Realty Trust, Cl A ‡	10,000	189
Endurance Specialty Holdings	5,600	380
Equinix ‡	6,842	2,477
Equity Commonwealth *‡	11,525	333
Equity LifeStyle Properties ‡	7,700	564
Equity Residential ‡	36,887	2,553
Erie Indemnity, Cl A	2,419	237
Essex Property Trust ‡	6,254	1,421
Everest Re Group	4,700	842
Extra Space Storage ‡	12,700	1,181
FactSet Research Systems	3,900	620
Federal Realty Investment Trust ‡	6,096	934
Federated Investors, Cl B	8,158	264
Fifth Third Bancorp	77,682	1,466
First Horizon National	21,756	317
First Niagara Financial Group	34,200	373
First Republic Bank	14,400	1,043
FNF Group	24,852	869
Forest City Realty Trust, Cl A ‡	24,542	560
Four Corners Property Trust ‡	5,111	99
Franklin Resources	39,309	1,468
Gaming and Leisure Properties ‡	18,491	609
General Growth Properties ‡	59,853	1,608
Genworth Financial, Cl A *	44,092	163
Goldman Sachs Group	41,675	6,646
Hanover Insurance Group	3,793	329
Hartford Financial Services Group	40,010	1,807
HCP ‡	44,074	1,449
Healthcare Trust of America, Cl A ‡	11,200	338
Hospitality Properties Trust ‡	13,466	345
Host Hotels & Resorts ‡	77,840	1,199
Howard Hughes *	3,673	401
Huntington Bancshares	70,434	736
Interactive Brokers Group, Cl A	5,600	225
Intercontinental Exchange	11,080	3,004
Invesco	44,000	1,382
Iron Mountain ‡	28,003	1,029

22	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Large Cap Index Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
Jones Lang LaSalle	4,000	$471
JPMorgan Chase	362,734	23,676
KeyCorp	84,295	1,081
Kilroy Realty ‡	7,300	461
Kimco Realty ‡	43,044	1,213
Lamar Advertising, Cl A ‡	7,040	458
Lazard, Cl A	11,000	387
Legg Mason	9,181	317
LendingClub *(A)	10,900	52
Leucadia National	31,306	567
Liberty Property Trust ‡	12,806	478
Lincoln National	22,788	1,045
Loews	27,836	1,127
LPL Financial Holdings (A)	7,900	220
M&T Bank	15,157	1,811
Macerich ‡	15,411	1,176
Markel *	1,350	1,287
Marsh & McLennan	51,465	3,400
Mercury General	2,396	126
MetLife	91,109	4,150
MFA Financial ‡	33,700	243
Mid-America Apartment Communities ‡	6,600	680
Moody’s	16,927	1,670
Morgan Stanley	149,478	4,091
Morningstar	1,800	152
MSCI, Cl A	10,300	822
Nasdaq	10,500	693
National Retail Properties ‡	15,600	707
Navient	35,614	488
New York Community Bancorp	53,572	843
Northern Trust	22,305	1,653
NorthStar Asset Management Group	17,300	216
NorthStar Realty Europe ‡	4,516	51
NorthStar Realty Finance ‡	13,550	183
Old Republic International	23,390	448
Omega Healthcare Investors ‡	16,600	530
OneMain Holdings, Cl A *	4,700	147
Outfront Media ‡	12,680	282
PacWest Bancorp	9,600	400
Paramount Group ‡	13,200	216
People’s United Financial	28,134	447
Piedmont Office Realty Trust, Cl A ‡	14,600	293
PNC Financial Services Group	50,322	4,516
Popular	9,053	284
Post Properties ‡	5,000	303
Principal Financial Group	28,908	1,288
ProAssurance	5,500	289
Progressive	58,480	1,947
Prologis ‡	49,418	2,349
Prudential Financial	43,363	3,436
Public Storage ‡	14,268	3,620
Raymond James Financial	11,321	635

Description	Shares	Market Value ($ Thousands)
Rayonier ‡	11,704	$303
Realogy Holdings *	12,400	407
Realty Income ‡(A)	25,300	1,520
Regency Centers ‡	8,308	636
Regions Financial	134,187	1,319
Reinsurance Group of America, Cl A	6,099	605
RenaissanceRe Holdings	5,000	578
Retail Properties of America, Cl A ‡	21,400	339
S&P Global	27,539	3,079
Santander Consumer USA Holdings *	8,000	103
SEI †	11,742	604
Senior Housing Properties Trust ‡	18,400	344
Signature Bank NY *	4,300	580
Simon Property Group ‡	30,081	5,945
SL Green Realty ‡	9,868	1,000
SLM *	37,014	254
Spirit Realty Capital ‡	50,800	582
Starwood Property Trust ‡	19,500	402
State Street	41,694	2,629
SunTrust Banks	49,246	2,158
SVB Financial Group *	4,200	463
Synchrony Financial *	78,318	2,443
Synovus Financial	12,096	389
T. Rowe Price Group	26,080	2,010
Tanger Factory Outlet Centers ‡	8,200	289
Taubman Centers ‡	5,800	398
TCF Financial	15,001	216
TD Ameritrade Holding	23,945	782
TFS Financial	6,200	114
Torchmark	13,087	807
Travelers	28,875	3,296
Two Harbors Investment ‡	31,800	270
UDR ‡	23,593	850
Unum Group	21,905	809
US Bancorp	161,497	6,915
Validus Holdings	7,926	386
Ventas ‡	32,992	2,188
VEREIT ‡	81,400	781
Vornado Realty Trust ‡	18,936	1,809
Voya Financial	20,500	674
Waddell & Reed Financial, Cl A	6,900	147
Weingarten Realty Investors ‡	11,267	424
Wells Fargo	455,466	23,101
Welltower ‡	32,983	2,273
Weyerhaeuser ‡	78,946	2,487
White Mountains Insurance Group	547	441
WP Carey ‡	8,800	564
WP Glimcher ‡	15,090	154
WR Berkley	8,814	503
XL Group, Cl A	30,300	1,041
Zions Bancorporation	17,002	476

		342,028

23	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Large Cap Index Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
Health Care — 13.8%
Abbott Laboratories	143,776	$5,698
AbbVie	162,761	10,243
Acadia Healthcare *	4,600	271
Aetna	34,435	3,899
Agilent Technologies	34,064	1,563
Agios Pharmaceuticals *(A)	2,300	129
Akorn *	7,000	209
Alere *	7,400	318
Alexion Pharmaceuticals *	21,400	3,229
Align Technology *	7,700	607
Alkermes *	12,800	594
Allergan *	38,654	9,113
Allscripts Healthcare Solutions *	16,500	223
Alnylam Pharmaceuticals *	6,800	488
AmerisourceBergen	20,624	1,546
Amgen	74,658	11,792
Anthem	25,931	3,427
athenahealth *(A)	3,200	406
Baxalta	56,524	2,557
Baxter International (A)	51,015	2,202
Becton Dickinson	20,978	3,492
Biogen *	21,600	6,258
BioMarin Pharmaceutical *	15,500	1,390
Bio-Rad Laboratories, Cl A *	1,900	283
Bio-Techne	3,441	378
Bluebird Bio *	2,900	131
Boston Scientific *	134,939	3,064
Bristol-Myers Squibb	163,659	11,734
Brookdale Senior Living, Cl A *	15,100	271
Bruker	9,400	248
C.R. Bard	7,585	1,661
Cardinal Health	33,529	2,647
Celgene *	76,360	8,058
Centene *	15,628	974
Cerner *	29,096	1,618
Charles River Laboratories International *	4,443	382
Cigna	25,455	3,261
Community Health Systems *	10,191	137
Cooper	5,204	847
DaVita HealthCare Partners *	18,116	1,401
Dentsply Sirona	24,731	1,537
DexCom *	7,100	458
Edwards Lifesciences *	21,528	2,121
Eli Lilly	94,261	7,072
Endo International *	22,597	357
Envision Healthcare Holdings *	16,600	412
Express Scripts Holding *	62,036	4,687
Gilead Sciences	132,134	11,504
HCA Holdings *	30,300	2,364
Henry Schein *	8,084	1,404
Hill-Rom Holdings	5,224	257

Description	Shares	Market Value ($ Thousands)
Hologic *	26,900	$926
Humana	14,075	2,428
Idexx Laboratories *	8,504	745
Illumina *	13,505	1,956
IMS Health Holdings *	12,000	313
Incyte *	15,100	1,275
Intercept Pharmaceuticals *	1,200	178
Intrexon *(A)	4,100	126
Intuitive Surgical *	3,500	2,221
Ionis Pharmaceuticals *	10,700	243
Jazz Pharmaceuticals *	6,600	1,000
Johnson & Johnson	270,809	30,517
Laboratory Corp of America Holdings *	10,390	1,329
LifePoint Hospitals *	3,976	264
Mallinckrodt *	10,712	679
McKesson	22,166	4,059
Medivation *	13,800	834
MEDNAX *	8,500	582
Medtronic	139,926	11,261
Merck	276,743	15,570
Mettler Toledo International *	2,836	1,064
Mylan *	40,019	1,734
OPKO Health *(A)	21,000	223
Patterson	7,683	375
PerkinElmer	10,134	555
Perrigo	13,800	1,323
Pfizer	602,222	20,897
Premier, Cl A *	3,500	111
Puma Biotechnology *(A)	2,200	83
QIAGEN *	21,400	462
Quest Diagnostics	15,244	1,176
Quintiles Transnational Holdings *	7,100	482
Regeneron Pharmaceuticals *	7,800	3,112
ResMed	15,435	912
Seattle Genetics *	9,100	368
St. Jude Medical	26,846	2,104
Stryker	33,004	3,669
Teleflex	3,740	603
Tenet Healthcare *	8,698	252
Thermo Fisher Scientific	38,525	5,847
United Therapeutics *	4,300	512
UnitedHealth Group	93,420	12,487
Universal Health Services, Cl B	9,176	1,237
Varian Medical Systems *	8,930	739
VCA Antech *	8,139	528
Veeva Systems, Cl A *	10,000	329
Vertex Pharmaceuticals *	22,700	2,115
Waters *	8,772	1,207
Zimmer Biomet Holdings	16,325	1,993
Zoetis, Cl A	47,044	2,231

		284,158

24	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Large Cap Index Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
Industrials — 10.2%
3M	62,333	$10,492
Acuity Brands	4,100	1,062
AECOM Technology *	13,116	421
AGCO	8,800	457
Air Lease, Cl A	7,900	237
Alaska Air Group	13,000	863
Allegion	8,866	600
Allison Transmission Holdings, Cl A	16,700	469
AMERCO *	700	264
American Airlines Group	59,000	1,883
Ametek	25,580	1,223
AO Smith	6,800	560
Armstrong Flooring *	2,050	34
Armstrong World Industries *	4,100	170
Avis Budget Group *	9,700	291
B/E Aerospace	8,866	422
Babcock & Wilcox Enterprises *	4,925	107
Boeing	63,191	7,972
BWX Technologies	9,850	346
C.H. Robinson Worldwide	15,386	1,154
Carlisle	5,766	599
Caterpillar	58,588	4,248
Chicago Bridge & Iron	9,095	348
Cintas	9,257	878
Clean Harbors *	5,800	299
Colfax *	7,900	214
Copa Holdings, Cl A (A)	3,000	155
Copart *	10,318	511
Covanta Holding	9,700	162
Crane	4,700	270
CSX	92,696	2,450
Cummins	15,812	1,810
Danaher	57,702	5,676
Deere	31,219	2,569
Delta Air Lines	73,900	3,212
Donaldson	13,144	440
Dover	14,457	965
Dun & Bradstreet	3,256	413
Eaton	47,118	2,904
Emerson Electric	65,920	3,429
Equifax	11,556	1,453
Expeditors International of Washington	16,848	818
Fastenal (A)	26,824	1,235
FedEx	26,244	4,329
Flowserve	11,600	558
Fluor	12,608	665
Fortune Brands Home & Security	14,020	823
GATX (A)	4,200	193
General Dynamics	26,972	3,826
General Electric	918,706	27,772
Genesee & Wyoming, Cl A *	4,600	276

Description	Shares	Market Value ($ Thousands)
Graco	5,424	$435
HD Supply Holdings *	15,300	540
Hertz Global Holdings *	29,700	288
Hexcel	8,800	384
Honeywell International	76,990	8,764
Hubbell, Cl B	5,392	573
Huntington Ingalls Industries	5,396	828
IDEX	7,093	591
IHS, Cl A *	6,200	762
Illinois Tool Works	29,380	3,115
Ingersoll-Rand	26,700	1,784
ITT	7,951	282
Jacobs Engineering Group *	14,102	715
JB Hunt Transport Services	10,172	841
JetBlue Airways *	28,100	504
Joy Global (A)	8,933	152
Kansas City Southern	11,700	1,089
KAR Auction Services	11,600	476
KBR	13,180	192
Kennametal	7,000	171
Kirby *	5,200	364
L-3 Communications Holdings, Cl 3	7,377	1,012
Landstar System	4,165	283
Lennox International	3,900	536
Lincoln Electric Holdings	7,400	445
Lockheed Martin	26,229	6,196
Macquarie Infrastructure	6,200	444
Manitowoc	10,500	60
Manitowoc Foodservice *	10,500	173
Manpowergroup	7,184	573
Masco	36,709	1,198
Middleby *	5,200	646
MSC Industrial Direct, Cl A	4,220	316
Nielsen Holdings	35,200	1,879
Nordson	5,800	504
Norfolk Southern	28,933	2,432
Northrop Grumman	17,978	3,823
NOW *	9,870	171
Old Dominion Freight Line *	5,800	373
Orbital ATK	5,136	447
Oshkosh Truck	6,659	306
Owens Corning	10,800	552
Paccar	35,470	1,977
Parker Hannifin	13,504	1,551
Pentair	17,173	1,034
Pitney Bowes	18,085	337
Quanta Services *	18,200	437
Raytheon	30,068	3,899
Regal-Beloit	4,000	229
Republic Services, Cl A	22,042	1,064
Robert Half International	11,676	486
Rockwell Automation	12,304	1,428

25	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Large Cap Index Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
Rockwell Collins	12,979	$1,147
Rollins	8,850	251
Roper Technologies	10,100	1,728
RR Donnelley & Sons	19,177	312
Ryder System	4,806	335
Snap-on	6,191	1,002
SolarCity *(A)	4,000	90
Southwest Airlines	67,420	2,864
Spirit AeroSystems Holdings, Cl A *	11,000	515
Spirit Airlines *	6,400	278
SPX *	3,511	58
SPX FLOW *	3,511	105
Stanley Black & Decker	14,693	1,663
Stericycle *	7,426	728
Terex	10,048	213
Textron	29,322	1,116
Timken	7,869	262
Toro	5,020	448
TransDigm Group *	5,500	1,449
TransUnion *	6,300	209
Trinity Industries	14,400	260
Triumph Group	4,800	181
Tyco International	42,600	1,816
Union Pacific	84,332	7,100
United Continental Holdings *	32,800	1,479
United Parcel Service, Cl B	67,541	6,963
United Rentals *	8,700	606
United Technologies	82,390	8,287
USG *	8,800	254
Valmont Industries	2,400	332
Verisk Analytics, Cl A *	15,400	1,223
WABCO Holdings *	4,624	499
Wabtec	8,600	665
Waste Management	45,094	2,748
Watsco	2,300	309
WESCO International *	4,100	239
WW Grainger (A)	6,081	1,389
Xylem	19,902	889

		210,200

Information Technology — 19.3%
3D Systems *(A)	10,400	139
Accenture, Cl A	60,500	7,198
Activision Blizzard	47,856	1,879
Adobe Systems *	48,602	4,834
Akamai Technologies *	15,818	863
Alliance Data Systems *	6,112	1,358
Alphabet, Cl A *	28,229	21,139
Alphabet, Cl C *	28,799	21,188
Amdocs	13,500	783
Amphenol, Cl A	30,984	1,819
Analog Devices	29,912	1,750

Description	Shares	Market Value ($ Thousands)
Ansys *	7,800	$695
Apple	561,715	56,093
Applied Materials	113,755	2,778
Arista Networks *(A)	3,000	220
ARRIS International *	20,200	487
Arrow Electronics *	8,789	568
Autodesk *	22,037	1,284
Automatic Data Processing	46,092	4,049
Avnet	12,410	509
Booz Allen Hamilton Holding, Cl A	13,300	389
Broadcom	36,432	5,624
Broadridge Financial Solutions	13,173	846
Brocade Communications Systems	39,300	356
CA	28,538	922
Cadence Design Systems *	25,563	632
CDK Global	14,397	796
CDW	11,200	477
Cisco Systems	498,527	14,482
Citrix Systems *	16,587	1,409
Cognex	7,800	336
Cognizant Technology Solutions, Cl A *	60,176	3,697
CommScope Holding *	10,000	311
Computer Sciences	12,364	608
CoreLogic *	7,984	298
Corning	110,358	2,305
CoStar Group *	3,600	744
Cree *	10,722	258
CSRA	12,364	306
Cypress Semiconductor (A)	29,700	316
Dolby Laboratories, Cl A	4,343	206
DST Systems	2,695	326
eBay *	112,911	2,762
EchoStar, Cl A *	3,732	149
Electronic Arts *	29,765	2,284
EMC	188,097	5,257
F5 Networks *	7,738	853
Facebook, Cl A *	211,500	25,128
Fidelity National Information Services	28,490	2,116
FireEye *	12,400	197
First Data, Cl A *	15,000	188
First Solar *	6,600	328
Fiserv *	22,338	2,353
Fitbit, Cl A *	5,900	84
FleetCor Technologies *	9,000	1,340
FLIR Systems	11,700	364
Fortinet *	12,600	431
Gartner *	7,600	772
Genpact *	15,700	443
Global Payments	16,468	1,279
Harris	13,254	1,044
Hewlett Packard Enterprise	170,070	3,141
HP	173,770	2,325

26	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Large Cap Index Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
IAC *	6,632	$371
Ingram Micro, Cl A *	14,723	510
Intel	464,958	14,688
International Business Machines	88,998	13,683
Intuit	25,586	2,729
IPG Photonics *	3,000	259
Jabil Circuit	17,874	341
Jack Henry & Associates	8,600	726
Juniper Networks	39,325	921
Keysight Technologies *	14,932	457
Kla-Tencor	15,809	1,153
Lam Research	15,452	1,280
Leidos Holdings (A)	5,900	291
Lexmark International, Cl A	5,386	204
Linear Technology	25,457	1,205
LinkedIn, Cl A *	10,400	1,420
Lumentum Holdings *	4,248	108
Marvell Technology Group	36,400	372
MasterCard, Cl A	98,300	9,427
Maxim Integrated Products	30,300	1,150
Microchip Technology (A)	19,915	1,029
Micron Technology *	104,916	1,335
Microsoft	789,300	41,833
Motorola Solutions	18,214	1,262
National Instruments	8,704	249
NCR *	15,189	469
NetApp	30,355	775
NetSuite *	3,600	286
Nuance Communications *	24,100	403
Nvidia	51,356	2,399
ON Semiconductor *	39,300	384
Oracle	306,520	12,322
Palo Alto Networks *	7,100	926
Pandora Media *(A)	19,400	229
Paychex	32,607	1,768
PayPal Holdings *	117,911	4,456
PTC *	11,200	400
Qorvo *	13,400	683
Qualcomm	144,659	7,945
Rackspace Hosting *	9,800	245
Red Hat *	17,627	1,365
Sabre	14,200	400
salesforce.com *	63,652	5,328
ServiceNow *	14,900	1,067
Skyworks Solutions	18,400	1,228
Splunk *	14,700	844
SS&C Technologies Holdings	6,400	394
SunPower, Cl A *(A)	4,100	72
Symantec	70,648	1,226
Synopsys *	13,982	722
Tableau Software, Cl A *	4,600	237
Teradata *	13,289	377

Description	Shares	Market Value ($ Thousands)
Teradyne	17,863	$354
Texas Instruments	100,508	6,091
Total System Services	14,991	805
Trimble Navigation *	23,928	612
Twitter *(A)	55,500	845
Ultimate Software Group *	2,600	532
Vantiv, Cl A *	15,400	828
VeriFone Holdings *	10,200	269
VeriSign *	8,885	759
Viavi Solutions *	21,240	145
Visa, Cl A	191,800	15,141
VMware, Cl A *(A)	7,400	448
Western Digital	28,897	1,345
Western Union	46,728	909
WEX *	3,500	323
Workday, Cl A *	10,800	819
Xerox	101,196	1,009
Xilinx	27,257	1,292
Yahoo! *	91,781	3,482
Yelp, Cl A *	4,800	126
Zebra Technologies, Cl A *	4,825	256
Zillow Group, Cl A *	4,143	121
Zillow Group, Cl C *(A)	8,286	238
Zynga, Cl A *	61,800	159

		398,976

Materials — 3.1%
Air Products & Chemicals	21,594	3,080
Albemarle	12,173	956
Alcoa	127,502	1,182
Allegheny Technologies (A)	10,297	127
AptarGroup	6,000	464
Ashland	5,976	677
Avery Dennison	8,310	618
Axalta Coating Systems *	9,000	253
Ball	14,550	1,052
Bemis	9,174	462
Cabot	6,173	282
Celanese, Cl A	13,683	964
CF Industries Holdings	25,930	717
Chemours	16,218	141
Compass Minerals International	3,100	242
Crown Holdings *	15,151	790
Domtar	6,100	236
Dow Chemical	108,170	5,556
E.I. du Pont de Nemours	87,492	5,723
Eagle Materials	4,500	352
Eastman Chemical	13,428	985
Ecolab	26,508	3,108
FMC	11,820	561
Freeport-McMoRan, Cl B *	128,324	1,422
GCP Applied Technologies *	6,500	154

27	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Large Cap Index Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
Graphic Packaging Holding	29,500	$395
Huntsman	18,929	283
Ingevity *	4,307	126
International Flavors & Fragrances	8,591	1,108
International Paper	40,455	1,706
LyondellBasell Industries, Cl A	34,400	2,799
Martin Marietta Materials	6,063	1,146
Monsanto	42,150	4,741
Mosaic	34,978	882
NewMarket	800	324
Newmont Mining	53,833	1,745
Nucor	32,290	1,566
Owens-Illinois *	13,491	255
Packaging Corp of America	8,299	566
Platform Specialty Products *(A)	8,000	76
PPG Industries	26,646	2,869
Praxair	28,925	3,178
Reliance Steel & Aluminum	7,100	528
Royal Gold	6,100	342
RPM International	12,269	616
Scotts Miracle-Gro, Cl A	4,006	278
Sealed Air	18,468	858
Sherwin-Williams	7,637	2,223
Silgan Holdings	3,004	154
Sonoco Products	9,046	431
Southern Copper (A)	14,768	385
Steel Dynamics	20,200	499
Tahoe Resources	21,300	254
United States Steel (A)	12,783	185
Valspar	7,464	808
Vulcan Materials	12,657	1,478
Westlake Chemical	3,800	168
WestRock	25,845	1,024
WR Grace	6,500	505

		64,605

Telecommunication Services — 2.5%
AT&T	595,051	23,296
CenturyLink	56,554	1,534
Frontier Communications	128,195	663
Level 3 Communications *	29,286	1,580
Liberty Braves Group, Cl A *	832	13
Liberty Braves Group, Cl C *	1,664	25
Liberty SiriusXM Group, Cl A *	8,320	265
Liberty SiriusXM Group, Cl C *	16,640	523
SBA Communications, Cl A *	12,700	1,262
Sprint *(A)	59,715	227
Telephone & Data Systems	7,880	227
T-Mobile US *	28,800	1,232
US Cellular *	831	32
Verizon Communications	398,976	20,308

Description	Shares	Market Value ($ Thousands)
Zayo Group Holdings *	12,900	$358

		51,545

Utilities — 3.3%
AES	62,924	698
AGL Resources	10,947	720
Alliant Energy	19,952	739
Ameren	25,690	1,273
American Electric Power	49,250	3,188
American Water Works	18,600	1,378
Aqua America	16,246	525
Atmos Energy	9,191	670
Avangrid	8,000	336
Calpine *	33,700	499
Centerpoint Energy	38,515	868
CMS Energy	28,842	1,206
Consolidated Edison	29,116	2,133
Dominion Resources	58,312	4,213
DTE Energy	18,064	1,638
Duke Energy	66,916	5,235
Edison International	32,279	2,312
Entergy	16,398	1,245
Eversource Energy	31,808	1,757
Exelon	92,476	3,169
FirstEnergy	41,227	1,353
Great Plains Energy	12,071	352
Hawaiian Electric Industries *	9,146	300
ITC Holdings	14,100	628
MDU Resources Group	17,521	401
National Fuel Gas	7,089	390
NextEra Energy	42,973	5,162
NiSource	27,421	654
NRG Energy	30,200	495
OGE Energy	16,736	505
PG&E	48,418	2,909
Pinnacle West Capital	12,192	897
PPL	63,026	2,429
Public Service Enterprise Group	48,052	2,150
Questar	15,646	395
SCANA	14,920	1,043
Sempra Energy	23,323	2,498
Southern	88,203	4,361
TECO Energy	26,100	719
TerraForm Power, Cl A (A)	4,600	39
UGI	15,525	666
Vectren	7,391	367
WEC Energy Group	31,657	1,904
Westar Energy, Cl A	15,400	868

28	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Large Cap Index Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
Xcel Energy	48,281	$1,997

		67,284

Total Common Stock (Cost $1,203,182) ($ Thousands)		2,008,178

	Number of Rights

RIGHTS — 0.0%

United States — 0.0%
Liberty Braves Group, Expires 06/21/2016 *	1	3

Total Rights (Cost $—) ($ Thousands)		3

	Shares

AFFILIATED PARTNERSHIP — 1.0%
SEI Liquidity Fund, L.P.
0.410% **†(B)	20,889,946	20,890

Total Affiliated Partnership (Cost $20,890) ($ Thousands)		20,890

	Face Amount (Thousands)

U.S. TREASURY OBLIGATION — 0.2%
U.S. Treasury Bills
0.000%, 09/08/2016 (C)(D)	$2,365	2,363

Total U.S. Treasury Obligation (Cost $2,362) ($ Thousands)		2,363

	Shares

CASH EQUIVALENT — 1.9%
SEI Daily Income Trust, Prime Obligation Fund, Cl A
0.270% **†	39,573,220	39,573

Total Cash Equivalent (Cost $39,573) ($ Thousands)		39,573

Total Investments — 100.5% (Cost $1,266,007) ($ Thousands)		$2,071,007

A list of the open futures contracts held by the Fund at May 31, 2016, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation ($ Thousands)
S&P 500 Index E-MINI	457	Jun-2016	$1,523
S&P Mid Cap 400 Index E-MINI	37	Jun-2016	278

			$1,801

For the year ended May 31, 2016, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

Percentages are based on a Net Assets of $2,061,670 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of May 31, 2016.

†	Investment in Affiliated Security.

‡	Real Estate Investment Trust.

(A)	This security or a partial position of this security is on loan at May 31, 2016. The total market value of securities on loan at May 31, 2016 was $20,437 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan. The total market value of such securities as of May 31, 2016 was $20,890($Thousands).

(C)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

(D)	The rate reported is the effective yield at time of purchase.

Cl — Class

L.P. — Limited Partnership S&P— Standard & Poor’s

The following is a list of the level of inputs used as of May 31, 2016, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$2,008,178	$—	$—	$2,008,178
Right	3	—	—	3
Affiliated Partnership	—	20,890	—	20,890
U.S. Treasury Obligation	—	2,363	—	2,363
Cash Equivalent	39,573	—	—	39,573

Total Investments in Securities	$2,047,754	$23,253	$—	$2,071,007

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$1,801	$—	$—	$1,801

* Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2016, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

29	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

S&P 500 Index Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 97.9%

Consumer Discretionary — 12.3%
Advance Auto Parts	13,400	$2,061
Amazon.com *	70,060	50,639
AutoNation *	12,600	636
AutoZone *	5,445	4,150
Bed Bath & Beyond	30,000	1,343
Best Buy	51,487	1,656
BorgWarner	40,000	1,361
Cablevision Systems, Cl A *	40,700	1,411
Carmax *(A)	35,700	1,916
Carnival, Cl A	80,900	3,862
CBS, Cl B	78,182	4,316
Charter Communications, Cl A *	1	—
Chipotle Mexican Grill, Cl A *	5,520	2,440
Coach	50,691	1,998
Comcast, Cl A	441,474	27,945
Darden Restaurants	21,095	1,431
Delphi Automotive	50,000	3,398
Discovery Communications, Cl A *(A)	25,900	721
Discovery Communications, Cl C *	41,000	1,098
Dollar General	52,200	4,693
Dollar Tree *	42,169	3,818
DR Horton	60,091	1,836
Expedia	21,595	2,402
Foot Locker	25,100	1,404
Ford Motor	707,143	9,539
Gap	38,300	689
Garmin (A)	20,295	863
General Motors	255,787	8,001
Genuine Parts	27,300	2,646
Goodyear Tire & Rubber	48,900	1,368
H&R Block	40,691	869
Hanesbrands	71,500	1,936
Harley-Davidson	33,700	1,563
Harman International Industries	12,295	962
Hasbro	20,495	1,789
Home Depot	230,087	30,399
Interpublic Group	73,500	1,757
Johnson Controls	116,196	5,130
Kohl’s	32,691	1,178
L Brands	45,800	3,140
Leggett & Platt	23,395	1,176
Lennar, Cl A	32,991	1,503
LKQ *	54,800	1,812
Lowe’s	165,387	13,252
Macy’s	56,700	1,883
Marriott International, Cl A (A)	34,696	2,291
Mattel	62,087	1,979
McDonald’s	163,587	19,967
Michael Kors Holdings *	32,900	1,405
Mohawk Industries *	11,600	2,282
NetFlix *	77,779	7,978

Description	Shares	Market Value ($ Thousands)
Newell Brands	81,991	$3,910
News	18,600	230
News, Cl A	64,683	774
NIKE, Cl B	245,082	13,533
Nordstrom (A)	22,095	839
Omnicom Group	43,200	3,600
O’Reilly Automotive *	17,400	4,601
Priceline Group *	8,984	11,359
PulteGroup	54,783	1,028
PVH	15,000	1,407
Ralph Lauren, Cl A	10,695	1,009
Ross Stores	75,100	4,010
Royal Caribbean Cruises (A)	30,900	2,391
Scripps Networks Interactive, Cl A	16,300	1,049
Signet Jewelers	14,600	1,445
Staples	110,978	977
Starbucks	268,282	14,726
Starwood Hotels & Resorts Worldwide	30,800	2,262
Target	109,491	7,531
TEGNA	37,100	852
Tiffany	19,195	1,189
Time Warner	143,087	10,826
TJX	121,591	9,256
Tractor Supply	24,400	2,345
TripAdvisor *	20,895	1,415
Twenty-First Century Fox, Cl A	204,974	5,920
Twenty-First Century Fox, Cl B	78,700	2,301
Ulta Salon Cosmetics & Fragrance *	11,600	2,703
Under Armour, Cl A *(A)	33,295	1,256
Under Armour, Cl C *	31,095	1,087
Urban Outfitters *	14,900	425
VF	60,891	3,795
Viacom, Cl B	63,100	2,800
Walt Disney	272,383	27,026
Whirlpool	14,100	2,462
Wyndham Worldwide	20,600	1,388
Wynn Resorts (A)	14,900	1,433
Yum! Brands	74,900	6,149

		415,201

Consumer Staples — 9.9%
Altria Group	355,283	22,610
Archer-Daniels-Midland	106,691	4,563
Brown-Forman, Cl B	18,396	1,804
Campbell Soup	32,791	1,986
Church & Dwight	23,300	2,295
Clorox	23,300	2,995
Coca-Cola	706,957	31,530
Colgate-Palmolive	161,591	11,378
ConAgra Foods	78,287	3,578
Constellation Brands, Cl A	32,400	4,962
Costco Wholesale	79,500	11,827

30	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

S&P 500 Index Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
CVS Health	199,383	$19,230
Dr. Pepper Snapple Group	33,700	3,080
Estee Lauder, Cl A	39,800	3,653
General Mills	108,496	6,811
Hershey	26,200	2,433
Hormel Foods	49,392	1,700
JM Smucker	21,795	2,815
Kellogg	45,500	3,384
Kimberly-Clark	65,696	8,346
Kraft Heinz	108,191	9,000
Kroger	178,382	6,379
McCormick	21,095	2,048
Mead Johnson Nutrition, Cl A	33,500	2,756
Molson Coors Brewing, Cl B	32,995	3,272
Mondelez International, Cl A	283,678	12,621
Monster Beverage *	26,900	4,035
PepsiCo	262,278	26,535
Philip Morris International	281,178	27,747
Procter & Gamble	481,270	39,002
Reynolds American	151,012	7,505
Sysco	94,200	4,532
Tyson Foods, Cl A	52,787	3,367
Walgreens Boots Alliance	155,987	12,073
Wal-Mart Stores	284,783	20,157
Whole Foods Market	59,291	1,918

		333,927

Energy — 7.0%
Anadarko Petroleum	93,795	4,864
Apache	68,200	3,897
Baker Hughes	78,900	3,659
Cabot Oil & Gas	83,687	2,006
Chesapeake Energy *(A)	88,378	379
Chevron	341,678	34,509
Cimarex Energy	17,296	2,011
Columbia Pipeline Group	73,087	1,867
Concho Resources *	23,200	2,815
ConocoPhillips	223,983	9,808
Devon Energy	91,700	3,309
Diamond Offshore Drilling *(A)	10,500	271
EOG Resources	100,091	8,143
EQT	30,795	2,256
Exxon Mobil	753,300	67,059
FMC Technologies *	39,100	1,065
Halliburton	157,091	6,626
Helmerich & Payne (A)	18,595	1,137
Hess	48,200	2,889
Kinder Morgan	335,683	6,069
Marathon Oil	154,000	2,013
Marathon Petroleum	94,992	3,309
Murphy Oil	27,891	862
National Oilwell Varco	68,600	2,260

Description	Shares	Market Value ($ Thousands)
Newfield Exploration *	36,300	$1,480
Noble Energy	78,100	2,792
Occidental Petroleum	138,395	10,441
ONEOK	38,391	1,660
Phillips 66	85,596	6,879
Pioneer Natural Resources	30,096	4,825
Range Resources (A)	29,200	1,244
Schlumberger	252,366	19,256
Southwestern Energy *(A)	71,700	980
Spectra Energy	120,500	3,839
Tesoro	21,800	1,702
Transocean *(A)	58,300	571
Valero Energy	86,600	4,737
Williams	124,396	2,757

		236,246

Financials — 15.9%
Affiliated Managers Group *	9,900	1,718
Aflac	75,291	5,230
Allstate	67,800	4,577
American Express	148,687	9,778
American International Group	207,978	12,038
American Tower, Cl A ‡	77,200	8,166
Ameriprise Financial	30,500	3,101
Aon	48,400	5,289
Apartment Investment & Management, Cl A ‡	27,000	1,152
Arthur J Gallagher	31,800	1,537
Assurant	10,995	961
AvalonBay Communities ‡	25,300	4,551
Bank of America	1,873,583	27,710
Bank of New York Mellon	195,887	8,239
BB&T	145,491	5,292
Berkshire Hathaway, Cl B *	339,928	47,773
BlackRock, Cl A	22,996	8,367
Boston Properties ‡	27,700	3,480
Capital One Financial	96,296	7,053
CBRE Group, Cl A *	53,191	1,588
Charles Schwab	218,391	6,678
Chubb	83,647	10,591
Cincinnati Financial	26,996	1,865
Citigroup	534,957	24,913
Citizens Financial Group	96,300	2,268
CME Group, Cl A	61,495	6,020
Comerica	31,991	1,507
Crown Castle International ‡	60,696	5,512
Digital Realty Trust ‡	26,200	2,501
Discover Financial Services	74,300	4,221
E*TRADE Financial *	51,791	1,444
Equinix ‡	12,357	4,473
Equity Residential ‡	65,496	4,533
Essex Property Trust ‡	11,900	2,704
Extra Space Storage ‡	22,800	2,120

31	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

S&P 500 Index Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
Federal Realty Investment Trust ‡	12,700	$1,946
Fifth Third Bancorp	140,700	2,655
Franklin Resources	67,095	2,506
General Growth Properties ‡	106,100	2,851
Goldman Sachs Group	71,091	11,338
Hartford Financial Services Group	71,300	3,221
HCP ‡	84,800	2,787
Host Hotels & Resorts ‡	137,274	2,114
Huntington Bancshares	145,461	1,520
Intercontinental Exchange	21,600	5,856
Invesco	75,900	2,383
Iron Mountain ‡	43,501	1,598
JPMorgan Chase	665,857	43,460
KeyCorp	152,600	1,956
Kimco Realty ‡	75,487	2,127
Legg Mason	17,895	617
Leucadia National	57,487	1,041
Lincoln National	44,000	2,017
Loews	48,887	1,979
M&T Bank	28,723	3,432
Macerich ‡	23,196	1,770
Marsh & McLennan	94,691	6,256
MetLife	199,187	9,073
Moody’s	30,600	3,018
Morgan Stanley	278,500	7,623
Nasdaq	21,000	1,386
Navient	57,600	790
Northern Trust	39,196	2,904
People’s United Financial (A)	53,600	851
PNC Financial Services Group	91,291	8,192
Principal Financial Group	49,491	2,205
Progressive	105,383	3,509
Prologis ‡	94,000	4,468
Prudential Financial	81,100	6,427
Public Storage ‡	26,895	6,824
Realty Income ‡(A)	45,600	2,740
Regions Financial	234,900	2,309
S&P Global	48,800	5,456
Simon Property Group ‡	55,996	11,067
SL Green Realty ‡	18,300	1,855
State Street	71,700	4,521
SunTrust Banks	90,600	3,970
Synchrony Financial *	149,421	4,662
T. Rowe Price Group	44,700	3,445
Torchmark	20,646	1,272
Travelers	54,096	6,175
UDR ‡	48,800	1,758
Unum Group	43,691	1,613
US Bancorp	295,183	12,640
Ventas ‡	60,300	4,000
Vornado Realty Trust ‡	31,796	3,037
Wells Fargo	838,148	42,511

Description	Shares	Market Value ($ Thousands)
Welltower ‡	63,700	$4,390
Weyerhaeuser ‡	133,845	4,216
Willis Towers Watson	24,845	3,181
XL Group, Cl A	53,300	1,831
Zions Bancorporation	35,300	989

		539,288

Health Care — 14.4%
Abbott Laboratories	266,883	10,577
AbbVie	292,478	18,406
Aetna	63,795	7,223
Agilent Technologies	59,691	2,739
Alexion Pharmaceuticals *	41,300	6,232
Allergan *	71,599	16,879
AmerisourceBergen	34,396	2,579
Amgen	136,491	21,559
Anthem	47,796	6,317
Baxalta	122,596	5,545
Baxter International (A)	100,696	4,346
Becton Dickinson	38,538	6,415
Biogen *	39,600	11,473
Boston Scientific *	241,600	5,487
Bristol-Myers Squibb	302,983	21,724
C.R. Bard	13,200	2,891
Cardinal Health	60,796	4,800
Celgene *	141,887	14,972
Centene *	31,000	1,933
Cerner *	54,400	3,025
Cigna	46,800	5,996
DaVita HealthCare Partners *	29,795	2,304
Dentsply Sirona	43,991	2,734
Edwards Lifesciences *	39,800	3,920
Eli Lilly	175,791	13,190
Endo International *	35,000	553
Express Scripts Holding *	115,091	8,695
Gilead Sciences	248,078	21,598
HCA Holdings *	54,795	4,275
Henry Schein *	14,900	2,589
Hologic *	45,200	1,555
Humana	26,596	4,588
Illumina *	26,400	3,823
Intuitive Surgical *	6,700	4,253
Johnson & Johnson	500,570	56,409
Laboratory Corp of America Holdings *	18,500	2,367
Mallinckrodt *	20,496	1,299
McKesson	41,700	7,637
Medtronic	255,161	20,535
Merck	503,570	28,331
Mylan *	74,096	3,211
Patterson	14,500	708
PerkinElmer	20,200	1,106
Perrigo	26,696	2,559

32	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

S&P 500 Index Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
Pfizer	1,097,335	$38,078
Quest Diagnostics	26,100	2,014
Regeneron Pharmaceuticals *	14,300	5,705
St. Jude Medical	50,900	3,988
Stryker	57,396	6,380
Thermo Fisher Scientific	71,791	10,896
UnitedHealth Group	172,487	23,056
Universal Health Services, Cl B	16,500	2,225
Varian Medical Systems *	17,495	1,448
Vertex Pharmaceuticals *	44,400	4,136
Waters *	14,800	2,036
Zimmer Biomet Holdings	32,095	3,919
Zoetis, Cl A	82,100	3,893

		487,131

Industrials — 9.8%
3M	109,791	18,480
Acuity Brands	8,000	2,072
Alaska Air Group	22,300	1,481
Allegion	16,596	1,123
American Airlines Group	108,691	3,468
Ametek	43,000	2,056
Boeing	113,091	14,266
C.H. Robinson Worldwide	26,195	1,964
Caterpillar	105,991	7,685
Cintas	15,995	1,516
CSX	177,778	4,699
Cummins	29,096	3,331
Danaher	108,300	10,652
Deere (A)	53,696	4,419
Delta Air Lines	142,687	6,201
Dover	28,300	1,889
Dun & Bradstreet	6,295	799
Eaton	84,395	5,201
Emerson Electric	117,691	6,122
Equifax	21,295	2,677
Expeditors International of Washington	33,291	1,616
Fastenal	52,591	2,421
FedEx	46,700	7,704
Flowserve	22,400	1,078
Fluor	25,400	1,341
General Dynamics	53,296	7,561
General Electric	1,692,688	51,170
Honeywell International	139,687	15,901
Illinois Tool Works	59,995	6,361
Ingersoll-Rand	46,296	3,093
Jacobs Engineering Group *	21,096	1,069
JB Hunt Transport Services	16,300	1,348
Kansas City Southern	19,800	1,843
L-3 Communications Holdings, Cl 3	14,200	1,948
Lockheed Martin	47,596	11,244
Masco	61,000	1,991

Description	Shares	Market Value ($ Thousands)
Nielsen Holdings	65,200	$3,481
Norfolk Southern	54,996	4,623
Northrop Grumman	32,896	6,996
Paccar	63,300	3,529
Parker Hannifin	24,300	2,791
Pentair	33,300	2,006
Pitney Bowes	32,600	607
Quanta Services *	26,900	646
Raytheon	54,595	7,079
Republic Services, Cl A	43,400	2,095
Robert Half International	22,595	940
Rockwell Automation	23,996	2,785
Rockwell Collins	23,900	2,113
Roper Technologies	18,200	3,114
Ryder System	9,095	633
Snap-on	10,600	1,715
Southwest Airlines	117,487	4,991
Stanley Black & Decker	27,395	3,101
Stericycle *	15,596	1,528
Textron	49,491	1,884
Tyco International	76,300	3,252
Union Pacific	152,887	12,872
United Continental Holdings *	61,600	2,778
United Parcel Service, Cl B	124,687	12,854
United Rentals *	16,700	1,164
United Technologies	141,191	14,201
Verisk Analytics, Cl A *	28,200	2,239
Waste Management	74,300	4,529
WW Grainger (A)	10,400	2,375
Xylem	32,700	1,460

		332,171

Information Technology — 19.9%
Accenture, Cl A	113,496	13,503
Activision Blizzard	91,400	3,588
Adobe Systems *	90,595	9,012
Akamai Technologies *	32,296	1,763
Alliance Data Systems *	10,800	2,400
Alphabet, Cl A *	53,041	39,720
Alphabet, Cl C *	53,963	39,702
Amphenol, Cl A	55,291	3,247
Analog Devices	55,700	3,258
Apple	1,005,746	100,434
Applied Materials	202,900	4,955
Autodesk *	41,100	2,395
Automatic Data Processing	83,391	7,325
Broadcom	67,259	10,382
CA	54,087	1,748
Cisco Systems	913,143	26,527
Citrix Systems *	28,100	2,386
Cognizant Technology Solutions, Cl A *	111,395	6,844
Corning	199,670	4,171

33	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

S&P 500 Index Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
CSRA	22,895	$567
eBay *	200,083	4,894
Electronic Arts *	55,700	4,275
EMC	353,574	9,882
F5 Networks *	12,600	1,389
Facebook, Cl A *	416,378	49,470
Fidelity National Information Services	49,800	3,699
First Solar *	13,200	655
Fiserv *	40,000	4,213
FLIR Systems	23,000	716
Global Payments	28,082	2,182
Harris	22,800	1,796
Hewlett Packard Enterprise	312,074	5,764
HP	309,874	4,146
Intel	857,152	27,077
International Business Machines	160,451	24,668
Intuit	46,000	4,906
Juniper Networks	64,400	1,508
Kla-Tencor	28,400	2,071
Lam Research	28,995	2,401
Linear Technology	43,696	2,068
MasterCard, Cl A	177,947	17,065
Microchip Technology (A)	38,996	2,015
Micron Technology *	189,200	2,407
Microsoft	1,434,704	76,039
Motorola Solutions	28,988	2,008
NetApp	52,991	1,353
Nvidia	92,083	4,302
Oracle	571,765	22,985
Paychex	57,687	3,128
PayPal Holdings *	202,583	7,656
Qorvo *	22,200	1,132
Qualcomm	271,378	14,904
Red Hat *	33,300	2,579
salesforce.com *	114,491	9,584
Seagate Technology (A)	54,400	1,227
Skyworks Solutions	34,996	2,336
Symantec	111,400	1,934
TE Connectivity	66,291	3,978
Teradata *	22,100	626
Texas Instruments	182,083	11,034
Total System Services	30,791	1,654
VeriSign *	17,600	1,504
Visa, Cl A	348,270	27,492
Western Digital	51,231	2,384
Western Union	91,678	1,783
Xerox	174,000	1,735
Xilinx	46,600	2,208
Yahoo! *	159,891	6,066

		674,825

Description	Shares	Market Value ($ Thousands)
Materials — 2.8%
Air Products & Chemicals	35,700	$5,092
Alcoa	239,900	2,224
Avery Dennison	16,400	1,220
Ball	25,896	1,872
CF Industries Holdings	40,000	1,106
Dow Chemical	202,383	10,394
Eastman Chemical	26,996	1,981
Ecolab	48,896	5,733
EI du Pont de Nemours	157,987	10,334
FMC	23,100	1,097
Freeport-McMoRan, Cl B *(A)	228,200	2,529
International Flavors & Fragrances	14,600	1,883
International Paper	73,896	3,116
LyondellBasell Industries, Cl A	63,596	5,174
Martin Marietta Materials	11,700	2,212
Monsanto	79,991	8,997
Mosaic	64,491	1,627
Newmont Mining	95,383	3,091
Nucor	57,987	2,813
Owens-Illinois *	27,900	527
PPG Industries	49,000	5,276
Praxair	52,200	5,735
Sealed Air	35,800	1,663
Sherwin-Williams	14,100	4,104
Vulcan Materials	24,300	2,837
WestRock	46,382	1,837

		94,474

Telecommunication Services — 2.6%
AT&T	1,115,943	43,689
CenturyLink	99,087	2,687
Frontier Communications (A)	201,265	1,041
Level 3 Communications *	52,700	2,843
Verizon Communications	739,152	37,623

		87,883

Utilities — 3.3%
AES	120,800	1,340
AGL Resources	22,000	1,447
Ameren	44,291	2,195
American Electric Power	90,200	5,839
American Water Works	32,500	2,408
Centerpoint Energy	78,583	1,770
CMS Energy	50,591	2,116
Consolidated Edison	52,700	3,861
Dominion Resources	108,700	7,853
DTE Energy	32,700	2,965
Duke Energy	124,891	9,770
Edison International	58,496	4,190
Entergy	32,500	2,467
Eversource Energy	57,200	3,160

34	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

S&P 500 Index Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
Exelon	168,691	$5,781
FirstEnergy	77,287	2,536
NextEra Energy	83,600	10,042
NiSource	58,587	1,398
NRG Energy	54,387	891
PG&E	90,700	5,449
Pinnacle West Capital	20,300	1,494
PPL	120,800	4,656
Public Service Enterprise Group	90,900	4,068
SCANA	26,096	1,824
Sempra Energy	43,595	4,670
Southern	166,100	8,212
TECO Energy	40,600	1,118
WEC Energy Group	56,931	3,424
Xcel Energy	91,483	3,785

		110,729

Total Common Stock (Cost $3,128,919) ($ Thousands)		3,311,875

AFFILIATED PARTNERSHIP — 0.8%
SEI Liquidity Fund, L.P.
0.410% **†(B)	26,532,492	26,532

Total Affiliated Partnership
(Cost $26,532) ($ Thousands)		26,532

	Face Amount (Thousands)

U.S. TREASURY OBLIGATIONS — 0.1%
U.S. Treasury Bills
0.461%, 06/16/2016 (C)(D)	$2,800	2,800
0.000%, 09/08/2016 (C)(D)	1,100	1,099

Total U.S. Treasury Obligations
(Cost $3,898) ($ Thousands)		3,899

	Shares

CASH EQUIVALENT — 1.8%
SEI Daily Income Trust, Prime Obligation Fund, Cl A
0.270% **†	60,897,951	60,898

Total Cash Equivalent
(Cost $60,898) ($ Thousands)		60,898

Total Investments — 100.6%
(Cost $3,220,247) ($ Thousands)		$3,403,204

A list of the open futures contracts held by the Fund at May 31, 2016, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation ($ Thousands)
S&P 500 Index E-MINI	691	Jun-2016	$3,016

For the year ended May 31, 2016, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

Percentages are based on a Net Assets of $3,384,560 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of May 31, 2016.

†	Investment in Affiliated Security.

‡	Real Estate Investment Trust.

(A)	This security or a partial position of this security is on loan at May 31, 2016. The total market value of securities on loan at May 31, 2016 was $25,973 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan. The total market value of such securities as of May 31, 2016 was $26,532 ($Thousands).

(C)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

(D)	The rate reported is the effective yield at time of purchase.

Cl	— Class

L.P. — Limited Partnership

S&P— Standard & Poor’s

The following is a list of the level of inputs used as of May 31, 2016, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$3,311,875	$—	$—	$3,311,875
Affiliated Partnership	—	26,532	—	26,532
U.S. Treasury Obligations	—	3,899	—	3,899
Cash Equivalent	60,898	—	—	60,898

Total Investments in Securities	$3,372,773	$30,431	$—	$3,403,204

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$3,016	$—	$—	$3,016

*	Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2016, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

35	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Extended Market Index Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 97.5%
Consumer Discretionary — 14.6%
1-800-Flowers.com, Cl A *	1,700	$14
2U *(A)	3,700	103
Aaron’s	12,216	307
Abercrombie & Fitch, Cl A	12,300	245
AMC Entertainment Holdings, Cl A	4,100	118
AMC Networks, Cl A *	10,660	682
American Axle & Manufacturing Holdings *	13,498	225
American Eagle Outfitters	32,922	515
American Public Education *	2,727	77
America’s Car-Mart *(A)	850	20
Apollo Education Group, Cl A *	16,100	148
Aramark	33,500	1,115
Arctic Cat	1,535	24
Asbury Automotive Group *	4,098	230
Ascena Retail Group *	33,727	243
Ascent Capital Group, Cl A *	1,754	33
Barnes & Noble	9,327	108
Barnes & Noble Education *	5,894	56
Bassett Furniture Industries	2,700	75
Beazer Homes USA *	7,161	56
bebe stores	1,520	1
Belmond, Cl A *	17,030	162
Big 5 Sporting Goods	923	8
Big Lots	9,446	494
Biglari Holdings *	342	137
BJ’s Restaurants *	3,542	159
Black Diamond *	4,204	18
Bloomin’ Brands	22,950	437
Blue Nile	1,431	38
Bob Evans Farms	3,287	147
Boot Barn Holdings *(A)	3,000	23
Boyd Gaming *	12,945	245
Bravo Brio Restaurant Group *	3,676	27
Bridgepoint Education *	2,679	21
Bright Horizons Family Solutions *	6,735	436
Brinker International	10,182	458
Brunswick	16,383	784
Buckle (A)	4,851	120
Buffalo Wild Wings *	3,227	469
Build-A-Bear Workshop, Cl A *	2,700	37
Burlington Stores *	12,100	730
Cabela’s *	8,539	415
Cable One	600	294
Caesars Acquisition, Cl A *	5,300	53
Caesars Entertainment *(A)	7,783	57
CalAtlantic Group	12,775	473
Caleres	8,576	210
Callaway Golf	13,906	140
Capella Education	2,138	112
Career Education *	10,054	59
Carmike Cinemas *	5,042	151

Description	Shares	Market Value ($ Thousands)
Carriage Services, Cl A	2,006	$47
Carrols Restaurant Group *	7,900	96
Carter’s	9,770	982
Cato, Cl A	4,096	155
Cavco Industries *	1,331	132
Central European Media Enterprises, Cl A *	7,006	19
Century Communities *	4,200	76
Charter Communications, Cl A *	36,614	8,016
Cheesecake Factory	8,723	435
Chegg *(A)	8,600	42
Cherokee *	2,600	37
Chico’s FAS	22,151	240
Children’s Place Retail Stores	3,633	256
Choice Hotels International	6,377	289
Christopher & Banks *	3,400	7
Churchill Downs	2,234	280
Chuy’s Holdings *	2,335	77
Cinemark Holdings	21,340	772
Citi Trends	3,097	48
Clear Channel Outdoor Holdings, Cl A	6,796	44
ClubCorp Holdings	6,800	82
Collectors Universe	1,500	29
Columbia Sportswear	5,144	273
Conn’s *(A)	3,909	43
Container Store Group *	1,600	9
Cooper Tire & Rubber	10,632	342
Cooper-Standard Holding *	2,600	223
Core-Mark Holdings	3,918	335
Cracker Barrel Old Country Store (A)	3,144	476
Crocs *	11,003	108
CSS Industries	2,292	61
CST Brands	13,100	497
Culp	2,861	79
Cumulus Media, Cl A *	18,139	6
Daily Journal *	100	20
Dana Holdings	26,698	321
Dave & Buster’s Entertainment *	4,500	176
Deckers Outdoor *	5,604	295
Del Frisco’s Restaurant Group *	2,800	43
Denny’s *	14,463	155
Destination XL Group *	4,342	20
DeVry Education Group	10,381	188
Diamond Resorts International *(A)	8,900	204
Dick’s Sporting Goods	17,335	744
Dillard’s, Cl A	3,862	228
DineEquity	2,772	233
DISH Network, Cl A *	39,019	1,947
Domino’s Pizza	8,958	1,083
Dorman Products *	4,440	245
DreamWorks Animation SKG, Cl A *	13,391	539
Drew Industries	4,049	313
DSW, Cl A	11,992	254

36	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Extended Market Index Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
Duluth Holdings, Cl B *	2,900	$77
Dunkin’ Brands Group (A)	17,630	763
Eastman Kodak *	2,100	28
El Pollo Loco Holdings *	1,400	16
Eldorado Resorts *	7,500	112
Entercom Communications, Cl A	4,782	61
Entravision Communications, Cl A	14,200	102
Eros International *(A)	5,900	87
Ethan Allen Interiors	5,276	178
Etsy *	5,300	49
EVINE Live *	4,000	6
EW Scripps, Cl A *	10,496	177
Express *	14,962	218
Extended Stay America	9,200	131
Federal-Mogul Holdings, Cl A *	3,316	28
Fiesta Restaurant Group *	4,005	101
Finish Line, Cl A	9,311	169
Five Below *	10,605	444
Flexsteel Industries	600	25
Fossil Group *	8,500	237
Fox Factory Holding *	1,400	23
Francesca’s Holdings *	8,224	86
Fred’s, Cl A	6,579	97
FTD *	2,392	65
GameStop, Cl A	19,000	553
Gannett	20,200	315
Genesco *	4,069	263
Gentex	51,790	859
Gentherm *	6,548	240
G-III Apparel Group *	6,806	266
Global Eagle Entertainment *	4,900	36
GNC Holdings, Cl A	13,278	346
GoPro, Cl A *(A)	13,800	142
Graham Holdings, Cl B	600	299
Grand Canyon Education *	9,315	389
Gray Television *	12,300	145
Green Brick Partners *(A)	6,200	44
Group 1 Automotive	4,735	294
Groupon, Cl A *(A)	82,141	291
Guess?	11,317	178
Habit Restaurants, Cl A *	1,600	29
Harte-Hanks	7,846	8
Haverty Furniture	2,163	40
Helen of Troy *	4,848	498
Hibbett Sports *(A)	4,012	139
Hilton Worldwide Holdings	92,900	1,930
Hooker Furniture	2,700	65
Horizon Global *	2,470	29
Houghton Mifflin Harcourt *	24,200	416
Hovnanian Enterprises, Cl A *(A)	10,715	20
HSN	6,411	336
Hyatt Hotels, Cl A *(A)	5,927	272

Description	Shares	Market Value ($ Thousands)
Iconix Brand Group *(A)	8,051	$62
Imax *	11,800	393
Installed Building Products *	3,100	104
International Game Technology (A)	18,500	351
International Speedway, Cl A	5,498	182
Interval Leisure Group	20,298	291
iRobot *	5,702	220
Isle of Capri Casinos *	4,779	76
J Alexander’s Holdings *	2,756	29
J.C. Penney *(A)	56,995	444
Jack in the Box	6,221	530
JAKKS Pacific *	427	3
Jamba *	1,407	16
John Wiley & Sons, Cl A	7,872	424
Johnson Outdoors, Cl A	700	18
K12 *	3,988	47
Kate Spade *	22,098	483
KB Home (A)	13,785	192
Kimball International, Cl B	4,125	48
Kirkland’s	2,028	27
Krispy Kreme Doughnuts *	12,571	269
La Quinta Holdings *	14,500	172
Lands’ End *(A)	4,362	73
Las Vegas Sands	64,504	2,983
La-Z-Boy, Cl Z	8,926	236
Lear	12,771	1,517
LGI Homes *(A)	1,700	46
Libbey	2,785	48
Liberty Broadband, Cl A *	4,583	265
Liberty Broadband, Cl C *	12,268	709
Liberty Interactive, Cl A *	82,744	2,232
Liberty Media Group, Cl A *	4,509	88
Liberty Media Group, Cl C *	9,043	171
Liberty Tripadvisor Holdings, Cl A *	13,392	308
Liberty Ventures, Ser A *	24,379	910
LifeLock *	19,363	253
Lifetime Brands	300	4
Lions Gate Entertainment	18,309	408
Lithia Motors, Cl A	4,189	345
Live Nation *	25,803	623
Loral Space & Communications *	1,900	73
lululemon athletica *(A)	20,400	1,327
Lumber Liquidators Holdings *(A)	4,126	54
M/I Homes *	6,094	115
Madison Square Garden, Cl A *	3,579	600
Malibu Boats, Cl A *	4,600	63
Marcus	2,761	54
MarineMax *	3,996	68
Marriott Vacations Worldwide	4,374	265
Mattress Firm Holding *(A)	3,811	129
MDC Holdings	7,689	179
MDC Partners, Cl A	8,576	154

37	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Extended Market Index Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
Media General *	17,300	$309
Meredith	7,344	364
Meritage Homes *	7,211	263
Metaldyne Performance Group	3,400	55
MGM Resorts International *	79,874	1,825
Michaels *	12,200	358
Modine Manufacturing *	7,374	74
Monarch Casino & Resort *	1,100	23
Monro Muffler	5,728	361
Morgans Hotel Group *	2,200	5
Motorcar Parts & Accessories *	3,700	111
Movado Group	2,720	56
MSG Networks *	9,540	165
Murphy USA *	6,900	469
National CineMedia	10,007	146
Nautilus *	6,200	128
New Media Investment	8,900	155
New York Times, Cl A	22,982	278
Nexstar Broadcasting Group, Cl A (A)	5,722	305
Noodles, Cl A *	700	7
Norwegian Cruise Line Holdings *	23,769	1,103
Nutrisystem	4,559	124
NVR *	725	1,256
Office Depot *	100,647	360
Ollie’s Bargain Outlet Holdings *	3,000	75
Outerwall (A)	3,343	138
Overstock.com *	700	12
Oxford Industries	2,854	181
Panera Bread, Cl A *	3,920	859
Papa John’s International	5,042	319
Party City Holdco *	3,900	54
Penn National Gaming *	16,554	259
Penske Auto Group	7,388	292
Performance Sports Group *	7,000	23
Perry Ellis International *	2,439	47
PetMed Express (A)	3,796	71
Pier 1 Imports	18,189	102
Pinnacle Entertainment *	10,760	121
Planet Fitness, Cl A *	4,600	82
Polaris Industries	12,207	1,038
Pool	8,070	739
Popeyes Louisiana Kitchen *	4,739	275
Potbelly *	5,900	78
Reading International, Cl A *	3,800	48
Red Robin Gourmet Burgers *	2,967	150
Regal Entertainment Group, Cl A (A)	13,705	288
Regis *	6,527	85
Rent-A-Center, Cl A	9,840	130
Restoration Hardware Holdings *	5,511	183
Ruby Tuesday *	9,879	38
Ruth’s Hospitality Group	7,672	127
Saga Communications, Cl A	593	25

Description	Shares	Market Value ($ Thousands)
Sally Beauty Holdings *	27,491	$790
Scholastic	4,467	174
Scientific Games, Cl A *(A)	8,962	88
Sears Holdings *(A)	2,026	27
SeaWorld Entertainment	10,900	190
Select Comfort *	9,009	202
Sequential Brands Group *(A)	10,040	81
Service International	35,489	972
ServiceMaster Global Holdings *	19,200	734
Shake Shack, Cl A *(A)	900	34
Shoe Carnival	2,076	48
Shutterfly *	6,425	310
Sinclair Broadcast Group, Cl A	12,711	402
Sirius XM Holdings *	385,179	1,548
Six Flags Entertainment	12,758	736
Sizmek *	2,348	6
Skechers U.S.A., Cl A *	22,846	712
Skullcandy *	2,500	10
Smith & Wesson Holding *	9,683	236
Sonic	9,133	272
Sonic Automotive, Cl A	5,064	90
Sotheby’s (A)	10,761	322
Speedway Motorsports	1,635	28
Sportsman’s Warehouse Holdings *	5,400	47
Stage Stores (A)	3,854	21
Standard Motor Products	3,066	118
Starz *	16,539	447
Stein Mart	4,791	33
Steven Madden *	10,401	357
Stoneridge *	3,730	61
Strattec Security	400	18
Strayer Education *	1,817	88
Sturm Ruger	3,542	235
Superior Industries International	2,623	71
Systemax *	1,400	13
Tailored Brands	7,268	100
Taylor Morrison Home, Cl A *	3,800	57
Tempur Sealy International *	11,323	659
Tenneco *	10,063	541
Tesla Motors *(A)	19,879	4,438
Texas Roadhouse, Cl A	13,066	585
Thomson Reuters	57,985	2,438
Thor Industries	8,590	558
Tile Shop Holdings *	3,300	60
Tilly’s, Cl A *	843	5
Time	19,600	311
Toll Brothers *	32,039	934
TopBuild *	5,900	213
Tower International	4,800	104
TRI Pointe Homes *	27,473	320
Tribune Media, Cl A	14,100	568
Tribune Publishing	4,100	48

38	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Extended Market Index Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
Tuesday Morning *	6,886	$47
Tumi Holdings *	10,498	282
Tupperware Brands	8,824	499
Unifi *	2,480	62
Universal Electronics *	2,487	161
Universal Technical Institute	3,013	10
Vail Resorts	6,412	842
Vera Bradley *	2,470	38
Vince Holding *	1,977	11
Vista Outdoor *	10,688	536
Visteon	5,765	432
Vitamin Shoppe *	5,384	163
VOXX International, Cl A *	2,864	9
Wayfair, Cl A *(A)	2,900	119
WCI Communities *	1,400	24
Weight Watchers International *(A)	5,774	88
Wendy’s	36,875	379
West Marine *	537	5
Weyco Group	263	7
William Lyon Homes, Cl A *(A)	3,000	49
Williams-Sonoma	16,037	851
Wingstop *	2,500	70
Winmark	395	39
Winnebago Industries	4,035	91
Wolverine World Wide	20,096	366
World Wrestling Entertainment, Cl A	4,234	74
Zagg *	7,200	35
Zoe’s Kitchen *	3,000	111
Zumiez *	3,903	58

		104,390

Consumer Staples — 3.4%
Alico	143	4
Alliance One International *	466	9
Amplify Snack Brands *	4,900	64
Andersons	5,399	193
Avon Products	83,800	327
B&G Foods, Cl A	11,511	495
Blue Buffalo Pet Products *(A)	7,700	199
Boston Beer, Cl A *	1,783	277
Bunge	25,843	1,733
Calavo Growers	2,126	120
Cal-Maine Foods (A)	5,228	233
Casey’s General Stores	7,159	861
Central Garden and Pet, Cl A *	7,929	145
Chefs’ Warehouse *	3,921	60
Coca-Cola Bottling	889	110
Coty, Cl A (A)	14,000	369
Craft Brew Alliance *	1,600	15
Darling International *	29,257	449
Dean Foods	16,450	301
Edgewell Personal Care	11,345	901

Description	Shares	Market Value ($ Thousands)
Elizabeth Arden *(A)	3,000	$28
Energizer Holdings	11,345	537
Farmer Brothers *	900	25
Flowers Foods	33,208	623
Fresh Del Monte Produce	5,681	298
Freshpet *(A)	3,400	31
Hain Celestial Group *	18,160	898
Herbalife *(A)	13,472	780
HRG Group *	14,978	197
Ingles Markets, Cl A	2,245	84
Ingredion	12,865	1,510
Inter Parfums	3,806	111
Inventure Foods *	900	7
J&J Snack Foods	2,364	249
John B Sanfilippo & Son	1,519	72
Lancaster Colony	3,229	391
Landec *	4,693	54
Limoneira (A)	1,295	21
Medifast	1,564	50
MGP Ingredients	2,300	75
National Beverage *	2,352	123
Natural Grocers by Vitamin Cottage *	1,085	14
Natural Health Trends (A)	2,100	63
Nature’s Sunshine Products	437	4
Nu Skin Enterprises, Cl A (A)	10,405	410
Nutraceutical International *	362	9
Oil-Dri Corp of America	210	7
Omega Protein *	3,866	76
Orchids Paper Products	800	25
Performance Food Group *	3,600	89
Pilgrim’s Pride	11,607	289
Pinnacle Foods	20,400	859
Post Holdings *	11,469	872
PriceSmart	3,923	348
Revlon, Cl A *	2,920	91
Rite Aid *	178,027	1,371
Sanderson Farms (A)	4,341	389
Seaboard *	57	172
Seneca Foods, Cl A *	462	14
Smart & Final Stores *	3,500	56
Snyder’s-Lance	12,053	373
SpartanNash	7,336	218
Spectrum Brands Holdings	4,739	552
Sprouts Farmers Market *	28,900	716
SUPERVALU *	52,216	242
Tootsie Roll Industries (A)	3,118	112
TreeHouse Foods *	10,309	976
United Natural Foods *	9,698	361
Universal	4,145	227
USANA Health Sciences *(A)	816	98
Vector Group	15,019	322
Village Super Market, Cl A	462	13

39	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Extended Market Index Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
WD-40	2,686	$299
Weis Markets	1,704	86
WhiteWave Foods, Cl A *	31,652	1,413

		24,195

Energy — 3.6%
Abraxas Petroleum *	16,494	19
Adams Resources & Energy	300	12
Alon USA Energy	3,296	25
Antero Resources *	13,600	395
Approach Resources *	4,198	11
Archrock	9,683	74
Ardmore Shipping	2,100	20
Atwood Oceanics (A)	9,540	102
Basic Energy Services *	3,973	8
Bill Barrett *(A)	6,264	44
Bonanza Creek Energy *(A)	6,388	17
Bristow Group	5,303	71
C&J Energy Services *	5,495	3
California Resources	56,000	85
Callon Petroleum *	24,585	280
CARBO Ceramics (A)	2,350	29
Carrizo Oil & Gas *	11,309	435
Cheniere Energy *	42,565	1,368
Clayton Williams Energy *(A)	916	23
Clean Energy Fuels *	7,588	25
Cloud Peak Energy *	8,089	16
Cobalt International Energy *	61,015	137
CONSOL Energy (A)	43,300	665
Contango Oil & Gas *	2,535	27
Continental Resources *(A)	16,196	681
CVR Energy (A)	1,897	37
Delek US Holdings	9,609	132
Denbury Resources	73,000	293
DHT Holdings	14,000	76
Diamondback Energy *	12,975	1,180
Dorian LPG *	6,000	54
Dril-Quip *	7,387	451
Eclipse Resources *(A)	3,800	10
Energen	17,589	838
Ensco, Cl A	57,300	567
EP Energy, Cl A *	3,800	21
Era Group *	2,093	20
Evolution Petroleum	627	3
EXCO Resources *	19,913	18
Exterran *	4,841	61
Fairmount Santrol Holdings *(A)	7,500	40
Forum Energy Technologies *	8,605	144
Frank’s International (A)	5,300	85
Frontline (A)	9,120	81
GasLog	8,650	108
Gastar Exploration *	6,900	6

Description	Shares	Market Value ($ Thousands)
Geospace Technologies *	1,598	$28
Golar LNG (A)	17,702	308
Green Plains Renewable Energy	5,590	104
Gulfmark Offshore, Cl A *	3,380	11
Gulfport Energy *	22,281	685
Halcon Resources *(A)	6,562	2
Helix Energy Solutions Group *	19,569	157
HollyFrontier	33,954	909
Hornbeck Offshore Services *	4,612	38
ION Geophysical *	1,391	10
Jones Energy, Cl A *	2,600	10
Key Energy Services *	20,159	6
Kosmos Energy *	24,375	140
Laredo Petroleum *(A)	18,989	230
Matador Resources *	13,100	298
Matrix Service *	4,781	79
McDermott International *(A)	48,370	230
Memorial Resource Development *	13,600	215
Nabors Industries	46,000	432
Natural Gas Services Group *	3,844	78
Navios Maritime Acquisition	9,600	18
Newpark Resources *	18,020	83
Noble (A)	44,100	368
Nordic American Offshore	2,300	11
Nordic American Tankers (A)	16,977	261
North Atlantic Drilling *	760	3
Northern Oil And Gas *(A)	7,039	31
Oasis Petroleum *	34,497	346
Oceaneering International	16,646	550
Oil States International *	9,399	309
Pacific Ethanol *	2,400	15
Panhandle Oil and Gas, Cl A	1,682	27
Par Petroleum *	3,900	60
Parker Drilling *	16,551	36
Parsley Energy, Cl A *	18,700	487
Patterson-UTI Energy	25,022	466
PBF Energy, Cl A	18,177	479
PDC Energy *	8,393	487
PHI *	1,443	25
Pioneer Energy Services *	9,836	35
QEP Resources	38,700	721
Renewable Energy Group *	10,800	99
REX American Resources *	800	47
Rex Energy *(A)	4,990	4
Rice Energy *	15,100	306
RigNet *	1,441	18
Ring Energy *	2,200	18
Rowan, Cl A	21,700	367
RPC (A)	8,499	125
RSP Permian *	11,600	382
Sanchez Energy *(A)	6,830	53
Scorpio Tankers	31,743	187

40	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Extended Market Index Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
SEACOR Holdings *	2,574	$148
Seadrill *(A)	66,300	205
SemGroup, Cl A	7,444	237
Ship Finance International (A)	11,476	184
SM Energy	11,713	369
Stone Energy *	6,684	4
Superior Energy Services	29,060	501
Synergy Resources *	30,062	182
Targa Resources	29,359	1,257
Teekay	7,454	78
Teekay Tankers, Cl A	18,023	64
TerraVia Holdings *(A)	7,830	19
Tesco	5,269	38
TETRA Technologies *	16,405	90
Tidewater (A)	6,246	27
TransAtlantic Petroleum *	2,700	2
Triangle Petroleum *	11,537	2
Unit *	8,395	117
US Silica Holdings (A)	12,126	346
W&T Offshore *(A)	3,238	7
Weatherford International *	165,700	930
Western Refining	13,699	291
Westmoreland Coal *	2,400	19
Whiting Petroleum *	39,660	490
World Fuel Services	12,541	576
WPX Energy *	41,100	423

		25,797

Financials — 24.9%
1st Source	3,958	134
Acadia Realty Trust ‡	13,039	442
Agree Realty ‡	3,647	155
Alexander & Baldwin	8,877	334
Alexander’s, Cl REIT ‡	288	106
Alexandria Real Estate Equities ‡	13,061	1,266
Alleghany *	2,867	1,562
Allied World Assurance Holdings	16,112	597
Ally Financial *	86,600	1,554
Altisource Asset Management *	200	4
Altisource Portfolio Solutions *	1,700	47
Altisource Residential, Cl B ‡	11,300	113
Ambac Financial Group *	6,300	104
American Assets Trust ‡	6,791	272
American Campus Communities ‡	22,562	1,061
American Capital Agency ‡	60,921	1,151
American Capital Mortgage Investment ‡	7,965	126
American Equity Investment Life Holding	14,478	235
American Financial Group	12,153	891
American Homes 4 Rent, Cl A ‡	37,700	691
American National Bankshares	1,206	33
American National Insurance	1,031	123
Ameris Bancorp	5,752	183

Description	Shares	Market Value ($ Thousands)
AMERISAFE	3,033	$184
Ames National	697	18
AmTrust Financial Services	15,918	422
Annaly Capital Management ‡	169,914	1,798
Anworth Mortgage Asset ‡	20,368	94
Apollo Commercial Real Estate Finance ‡	10,637	172
Apollo Residential Mortgage ‡	4,987	67
Apple Hospitality ‡	32,600	594
Arch Capital Group *	22,336	1,623
Ares Commercial Real Estate ‡	4,800	57
Argo Group International Holdings	5,427	286
Arlington Asset Investment, Cl A	3,412	45
Armada Hoffler Properties ‡	7,500	91
ARMOUR Residential, Cl REIT ‡(A)	7,624	148
Arrow Financial	1,062	31
Artisan Partners Asset Management, Cl A	6,300	206
Ashford *	108	6
Ashford Hospitality Prime ‡	4,381	47
Ashford Hospitality Trust ‡	14,971	75
Aspen Insurance Holdings	10,595	507
Associated Banc	27,586	516
Associated Capital Group *	822	25
Assured Guaranty	26,287	707
Astoria Financial	16,365	262
Atlas Financial Holdings *	2,600	47
AV Homes *	407	5
Axis Capital Holdings	16,268	897
Baldwin & Lyons, Cl B	1,481	35
Banc of California	8,100	162
BancFirst	1,025	64
Banco Latinoamericano de Comercio Exterior, Cl E	5,312	142
Bancorp *	3,104	21
Bancorpsouth	16,982	406
Bank Mutual	9,599	78
Bank of Hawaii	8,224	591
Bank of Marin Bancorp	907	46
Bank of the Ozarks	13,570	528
BankFinancial	6,097	77
BankUnited	19,196	635
Banner	3,851	171
Bar Harbor Bankshares	1,900	64
BBCN Bancorp	14,495	236
BBX Capital, Cl A *	521	8
Beneficial Bancorp *	12,788	176
Berkshire Hills Bancorp	6,050	166
BGC Partners, Cl A	31,636	294
Blue Hills Bancorp	4,700	67
Bluerock Residential Growth, Cl A ‡(A)	5,800	69
BNC Bancorp	5,900	141
BofI Holding *(A)	11,936	224
BOK Financial (A)	4,993	318

41	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Extended Market Index Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
Boston Private Financial Holdings	13,415	$169
Brandywine Realty Trust ‡	31,239	493
Bridge Bancorp	3,412	102
Brixmor Property Group ‡	31,800	803
Brookline Bancorp	14,374	167
Brown & Brown	19,676	710
Bryn Mawr Bank	4,322	126
BSB Bancorp *	1,200	28
Calamos Asset Management, Cl A	4,282	33
Camden National	2,039	88
Camden Property Trust ‡	15,638	1,333
Capital Bank Financial, Cl A	2,860	88
Capital City Bank Group	800	12
Capitol Federal Financial	26,187	356
Capstead Mortgage ‡	18,718	181
Cardinal Financial	4,941	112
Care Capital Properties ‡	15,800	411
CareTrust ‡	10,653	143
Cascade Bancorp *	915	5
Cash America International	4,479	162
CatchMark Timber Trust, Cl A ‡	7,800	84
Cathay General Bancorp	14,115	435
CBL & Associates Properties ‡	29,282	282
CBOE Holdings	15,238	970
Cedar Realty Trust ‡	18,338	125
Centerstate Banks	9,585	152
Central Pacific Financial	2,910	70
Charter Financial	2,200	29
Chatham Lodging Trust ‡	7,735	168
Chemical Financial (A)	6,299	248
Chesapeake Lodging Trust ‡	9,967	238
Chimera Investment ‡	32,865	493
CIT Group	30,037	1,029
Citizens, Cl A *(A)	7,833	63
Citizens & Northern	1,840	37
City Holding	3,385	166
Clifton Bancorp	3,100	47
CNA Financial	5,975	196
CNB Financial	2,048	37
CNO Financial Group	34,625	703
CoBiz Financial	5,671	72
Cohen & Steers	2,936	113
Colony Financial ‡	21,700	398
Colony Starwood Homes ‡	7,076	193
Columbia Banking System	10,209	311
Columbia Property Trust ‡	24,100	497
Commerce Bancshares	14,737	721
Communications Sales & Leasing ‡	20,960	524
Community Bank System	7,202	297
Community Trust Bancorp	3,393	122
ConnectOne Bancorp	6,383	101
Consolidated-Tomoka Land	500	24

Description	Shares	Market Value ($ Thousands)
CorEnergy Infrastructure Trust ‡(A)	2,140	$51
CoreSite Realty ‡	4,373	332
Corporate Office Properties Trust ‡	16,530	447
Corrections Corp of America ‡	21,702	729
Cousins Properties ‡	39,746	427
Cowen Group, Cl A *(A)	14,521	49
Crawford, Cl B	3,520	30
Credit Acceptance *(A)	1,712	321
CU Bancorp *	3,900	90
CubeSmart ‡	30,322	965
Cullen/Frost Bankers	10,205	683
Customers Bancorp *	4,070	109
CVB Financial	18,579	326
CyrusOne ‡	13,129	647
CYS Investments ‡	29,962	245
DCT Industrial Trust ‡	16,471	710
DDR ‡	52,014	895
Diamond Hill Investment Group	554	100
DiamondRock Hospitality ‡	38,907	348
Dime Community Bancshares	5,583	102
Douglas Emmett ‡	25,685	870
Duke Realty ‡	62,195	1,472
DuPont Fabros Technology ‡	11,621	492
Dynex Capital ‡	6,593	44
Eagle Bancorp *	5,706	294
East West Bancorp	26,366	1,018
Easterly Government Properties ‡	4,100	77
EastGroup Properties ‡	5,785	370
Eaton Vance	21,925	797
Education Realty Trust ‡	11,257	482
eHealth *	1,874	26
EMC Insurance Group	1,050	28
Empire State Realty Trust, Cl A ‡	19,600	371
Employers Holdings	5,274	157
Encore Capital Group *(A)	5,075	136
Endurance Specialty Holdings	10,551	717
Enova International *	3,366	24
Enstar Group *	1,651	257
Enterprise Bancorp	1,148	27
Enterprise Financial Services	4,849	139
EPR Properties ‡	9,951	709
Equity Commonwealth *‡	24,244	700
Equity LifeStyle Properties ‡	14,532	1,065
Equity One ‡	13,885	409
Erie Indemnity, Cl A	4,187	410
Essent Group *	9,900	216
EverBank Financial	16,824	258
Evercore Partners, Cl A	6,076	316
Everest Re Group	7,944	1,423
Ezcorp, Cl A *	7,457	51
FactSet Research Systems	7,586	1,207
Farmers Capital Bank	1,300	35

42	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Extended Market Index Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
FBL Financial Group, Cl A	1,682	$106
FCB Financial Holdings, Cl A *	4,300	159
Federal Agricultural Mortgage, Cl C	1,988	72
Federated Investors, Cl B	17,970	581
Federated National Holding	1,300	28
FelCor Lodging Trust ‡	25,463	168
Fidelity & Guaranty Life	2,700	64
Fidelity Southern	3,513	57
Financial Engines (A)	8,464	234
Financial Institutions	1,767	49
First American Financial	19,172	733
First Bancorp	7,697	153
First BanCorp *	18,716	79
First Busey	7,436	165
First Business Financial Services	1,000	25
First Cash Financial Services	4,958	217
First Citizens BancShares, Cl A	1,491	386
First Commonwealth Financial	15,201	143
First Community Bancshares	4,442	97
First Connecticut Bancorp	4,848	79
First Defiance Financial	2,292	93
First Financial	1,612	60
First Financial Bancorp	11,549	228
First Financial Bankshares (A)	11,056	370
First Horizon National	43,700	636
First Industrial Realty Trust ‡	20,953	519
First Interstate Bancsystem, Cl A	4,412	128
First Merchants	8,633	224
First Midwest Bancorp	13,142	246
First NBC Bank Holding *	2,500	47
First Niagara Financial Group	60,247	658
First of Long Island	3,330	100
First Potomac Realty Trust ‡	14,422	129
First Republic Bank	25,543	1,850
FirstMerit	29,297	664
Flagstar Bancorp *	4,600	111
Flushing Financial	4,470	93
FNB (Pennsylvania)	35,801	479
FNF Group	50,358	1,760
FNFV Group *	15,962	192
Forest City Realty Trust, Cl A ‡	40,045	913
Forestar Group *	4,832	59
Four Corners Property Trust ‡	12,719	247
Fox Chase Bancorp	1,553	31
Franklin Street Properties ‡	17,896	204
FRP Holdings *	838	26
Fulton Financial	33,712	480
Gain Capital Holdings	5,300	37
GAMCO Investors, Cl A	822	30
Gaming and Leisure Properties ‡	27,915	919
Genworth Financial, Cl A *	98,400	364
GEO Group ‡	12,790	425

Description	Shares	Market Value ($ Thousands)
German American Bancorp	3,444	$111
Getty Realty ‡	6,289	127
Glacier Bancorp	13,280	363
Gladstone Commercial ‡	3,119	52
Global Indemnity, Cl A *	1,002	30
Government Properties Income Trust ‡(A)	12,966	254
Gramercy Property Trust ‡	78,673	703
Great Southern Bancorp	1,299	51
Great Western Bancorp	8,600	293
Green Dot, Cl A *	8,955	198
Greenhill	3,971	82
Greenlight Capital Re, Cl A *	6,409	130
Guaranty Bancorp	4,005	64
Hancock Holding	15,214	418
Hanmi Financial	5,678	138
Hannon Armstrong Sustainable Infrastructure Capital ‡	7,100	144
Hanover Insurance Group	8,117	704
Hatteras Financial ‡	17,783	286
HCI Group	915	29
Healthcare Realty Trust ‡	17,555	558
Healthcare Trust of America, Cl A ‡	23,150	699
Heartland Financial USA	2,575	90
Heritage Commerce	3,100	33
Heritage Financial	4,271	78
Heritage Insurance Holdings	3,800	50
Heritage Oaks Bancorp	1,400	11
Hersha Hospitality Trust, Cl A ‡	9,019	160
HFF, Cl A	7,995	257
Highwoods Properties ‡	17,268	840
Hilltop Holdings *	12,338	252
Home BancShares	9,896	435
HomeStreet *	4,372	90
HomeTrust Bancshares *	4,102	78
Horace Mann Educators	7,614	259
Horizon Bancorp	900	22
Hospitality Properties Trust ‡	27,941	715
Houlihan Lokey, Cl A	3,400	82
Howard Hughes *	7,017	767
Hudson Pacific Properties ‡	14,270	401
Iberiabank	6,884	427
Independence Realty Trust ‡	9,700	76
Independent Bank	7,602	282
Independent Bank Group	1,100	42
Infinity Property & Casualty	2,414	188
InfraREIT ‡	4,600	79
Interactive Brokers Group, Cl A	10,527	423
International Bancshares	9,350	262
International FCStone *	3,268	91
Invesco Mortgage Capital ‡	19,071	274
Investment Technology Group	6,017	111
Investors Bancorp	55,643	666

43	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Extended Market Index Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
Investors Real Estate Trust ‡	24,031	$149
iStar Financial *‡	16,418	168
James River Group Holdings	2,700	95
Janus Capital Group	25,412	386
JG Wentworth Company, Cl A *	2,500	1
Jones Lang LaSalle	8,159	962
KCG Holdings, Cl A *	6,853	96
Kearny Financial	19,637	257
Kemper	8,836	285
Kennedy-Wilson Holdings	17,929	382
Kilroy Realty ‡	15,143	956
Kite Realty Group Trust ‡	15,255	410
Ladder Capital, Cl A ‡	9,219	113
Ladenburg Thalmann Financial Services *(A)	12,600	34
Lakeland Bancorp	4,693	54
Lakeland Financial	3,305	162
Lamar Advertising, Cl A ‡	14,797	963
LaSalle Hotel Properties ‡	19,242	445
Lazard, Cl A	23,131	814
LegacyTexas Financial Group	8,610	232
LendingClub *(A)	11,600	55
LendingTree *(A)	1,500	125
Lexington Realty Trust ‡	37,290	352
Liberty Property Trust ‡	26,275	981
LPL Financial Holdings	12,762	356
LTC Properties ‡	7,317	341
Mack-Cali Realty ‡	15,467	406
Maiden Holdings	7,723	101
MainSource Financial Group	2,690	61
Marcus & Millichap *	1,700	43
Markel *	2,513	2,395
MarketAxess Holdings	6,452	903
Marlin Business Services	322	5
MB Financial	12,726	460
MBIA *	22,582	163
Medical Properties Trust ‡	42,062	618
Mercantile Bank	2,257	55
Merchants Bancshares	207	6
Mercury General	4,578	241
Meridian Bancorp	11,227	168
Meta Financial Group	2,100	105
MFA Financial ‡	64,397	464
MGIC Investment *	66,018	465
Mid-America Apartment Communities ‡	13,753	1,416
MidWestOne Financial Group	769	22
Moelis, Cl A	4,000	107
Monmouth Real Estate Investment, Cl A ‡	13,346	159
Monogram Residential Trust ‡	32,700	332
Morningstar	3,120	263
Mortgage Investment Trust ‡	7,588	106
MSCI, Cl A	17,169	1,370
National Bank Holdings, Cl A	4,600	98

Description	Shares	Market Value ($ Thousands)
National Bankshares (A)	1,036	$35
National General Holdings	8,000	166
National Health Investors ‡	6,564	458
National Interstate	924	29
National Retail Properties ‡	25,543	1,158
National Storage Affiliates Trust ‡	5,400	113
National Western Life Group, Cl A	341	73
Nationstar Mortgage Holdings *(A)	6,046	77
Navigators Group	2,083	190
NBT Bancorp	9,108	266
Nelnet, Cl A	4,531	166
New Residential Investments ‡	43,350	589
New Senior Investment Group ‡	16,600	172
New York ‡	27,200	248
New York Community Bancorp	87,539	1,378
New York Mortgage Trust ‡(A)	16,838	100
NewStar Financial *	3,393	29
NexPoint Residential Trust ‡	5,600	79
Nicolet Bankshares *	2,000	76
NMI Holdings, Cl A *	5,900	37
Northfield Bancorp	6,705	104
NorthStar Asset Management Group	32,958	412
NorthStar Realty Europe ‡	10,009	113
NorthStar Realty Finance ‡(A)	35,029	473
Northwest Bancshares	18,499	274
OceanFirst Financial	5,588	104
Ocwen Financial *	20,161	40
OFG Bancorp	5,625	51
Old National Bancorp	21,095	278
Old Republic International	45,944	880
Old Second Bancorp	9,000	65
OM Asset Management	3,100	47
Omega Healthcare Investors ‡	31,547	1,007
On Deck Capital *	3,300	17
One Liberty Properties ‡	1,124	25
OneBeacon Insurance Group, Cl A	4,135	54
OneMain Holdings, Cl A *	10,500	328
Oppenheimer Holdings, Cl A	2,164	34
Opus Bank	1,100	41
Orchid Island Capital, Cl A ‡(A)	6,800	71
Oritani Financial	7,124	119
Outfront Media ‡	23,009	512
Pacific Continental	2,665	44
Pacific Premier Bancorp *	5,100	127
PacWest Bancorp	20,642	860
Paramount Group ‡	29,800	488
Park National (A)	2,405	226
Park Sterling	13,570	101
Parkway Properties ‡	15,170	265
Peapack Gladstone Financial	2,654	50
Pebblebrook Hotel Trust ‡	13,903	351
Penns Woods Bancorp	652	28

44	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Extended Market Index Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
Pennsylvania Real Estate Investment Trust ‡	11,599	$245
PennyMac Financial Services, Cl A *	1,100	15
PennyMac Mortgage Investment Trust ‡	14,063	216
Peoples Bancorp	4,910	106
Peoples Financial Services	900	33
PHH *	7,132	102
Physicians Realty Trust ‡	22,200	422
PICO Holdings *	2,621	24
Piedmont Office Realty Trust, Cl A ‡	24,966	501
Pinnacle Financial Partners	6,325	311
Piper Jaffray *	2,277	96
Popular	17,856	560
Post Properties ‡	9,211	558
Potlatch ‡	6,820	233
PRA Group *	8,058	222
Preferred Apartment Communities, Cl A ‡	6,000	83
Preferred Bank	1,937	64
Primerica	9,329	523
PrivateBancorp, Cl A	14,719	653
ProAssurance	10,325	542
Prosperity Bancshares	12,269	661
Provident Financial Services	11,979	245
PS Business Parks ‡	3,428	338
QCR Holdings	3,400	93
QTS Realty Trust, Cl A ‡	5,200	269
Radian Group	32,648	405
RAIT Financial Trust ‡	13,021	43
Ramco-Gershenson Properties ‡	13,237	238
Raymond James Financial	23,181	1,300
Rayonier ‡	21,353	554
RE, Cl A	1,600	65
Realogy Holdings *	26,702	876
Redwood Trust ‡	16,405	234
Regency Centers ‡	16,367	1,254
Regional Management *	700	12
Reinsurance Group of America, Cl A	12,016	1,191
RenaissanceRe Holdings	8,006	925
Renasant	7,360	253
Republic Bancorp, Cl A	1,298	36
Resource Capital ‡	3,376	43
Retail Opportunity Investments ‡	16,959	343
Retail Properties of America, Cl A ‡	41,203	653
Rexford Industrial Realty ‡	13,700	273
RLI	7,382	488
RLJ Lodging Trust ‡	23,137	474
RMR Group	1,170	35
Rouse Properties ‡	6,017	110
Ryman Hospitality Properties ‡	8,360	410
S&T Bancorp	7,532	195
Sabra Health Care ‡	11,662	244
Safeguard Scientifics *	3,396	45
Safety Insurance Group	2,931	174

Description	Shares	Market Value ($ Thousands)
Sandy Spring Bancorp	4,647	$137
Santander Consumer USA Holdings *	18,600	239
Saul Centers ‡	1,444	81
Seacoast Banking Corporation of Florida *	3,898	66
SEI †(D)	24,219	1,246
Select Income ‡	11,421	281
Selective Insurance Group	10,084	375
Senior Housing Properties Trust ‡	40,107	749
ServisFirst Bancshares	4,700	245
Sierra Bancorp	478	8
Signature Bank NY *	9,170	1,238
Silver Bay Realty Trust ‡	8,946	140
Simmons First National, Cl A	5,418	257
SLM *	81,900	563
South State	4,786	347
Southside Bancshares	3,911	115
Southwest Bancorp	1,679	28
Sovran Self Storage ‡	8,093	876
Spirit Realty Capital ‡	82,666	947
St. Joe *	8,800	153
STAG Industrial ‡	12,156	260
Starwood Property Trust ‡	41,980	866
State Auto Financial	1,890	39
State Bank Financial	6,384	139
State National	5,800	62
Sterling Bancorp	21,134	348
Stewart Information Services	3,341	124
Stifel Financial *	11,382	430
Stock Yards Bancorp	4,703	137
Stonegate Bank	1,200	38
Stonegate Mortgage *	3,100	12
STORE Capital ‡	7,500	191
Suffolk Bancorp	2,000	51
Summit Hotel Properties ‡	17,029	199
Sun Bancorp *	332	7
Sun Communities ‡	9,521	665
Sunstone Hotel Investors ‡	36,838	444
SVB Financial Group *	9,382	1,034
Synovus Financial	21,892	704
Talmer Bancorp, Cl A	8,400	167
Tanger Factory Outlet Centers ‡	17,749	625
Taubman Centers ‡	11,387	781
TCF Financial	28,739	413
TD Ameritrade Holding	48,073	1,571
Tejon Ranch *	1,647	38
Terreno Realty ‡	6,663	160
Territorial Bancorp	773	20
Texas Capital Bancshares *	7,423	380
TFS Financial	12,343	228
Third Point Reinsurance *	17,900	209
Tiptree Financial	9,700	55
Tompkins Financial	2,405	160

45	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Extended Market Index Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
Towne Bank (A)	7,180	$157
TriCo Bancshares	4,809	135
TriState Capital Holdings *	2,600	34
Triumph Bancorp *	4,500	72
TrustCo Bank	22,326	147
Trustmark	11,339	281
Two Harbors Investment ‡	61,540	522
UMB Financial	7,645	440
UMH Properties ‡	5,400	54
Umpqua Holdings	41,931	670
Union Bankshares	8,742	237
United Bankshares	13,183	525
United Community Banks	10,174	205
United Community Financial	4,200	26
United Development Funding IV ‡(A)	4,700	15
United Financial Bancorp	11,373	151
United Fire Group	3,071	126
United Insurance Holdings	1,900	33
Universal Health Realty Income Trust ‡	2,016	108
Universal Insurance Holdings (A)	5,200	101
Univest Corp of Pennsylvania	2,123	43
Urban Edge Properties ‡	16,300	438
Urstadt Biddle Properties, Cl A ‡	6,156	130
Validus Holdings	15,726	766
Valley National Bancorp	39,670	378
VEREIT ‡	163,000	1,563
Virtu Financial, Cl A	2,900	52
Virtus Investment Partners	1,308	106
Voya Financial	35,200	1,157
Waddell & Reed Financial, Cl A	16,402	351
Walker & Dunlop *	4,123	99
Walter Investment Management *(A)	4,636	23
Washington Federal	18,236	456
Washington Real Estate Investment Trust ‡	13,513	400
Washington Trust Bancorp	2,270	87
Waterstone Financial	4,000	58
Webster Financial	16,051	629
Weingarten Realty Investors ‡	21,768	819
WesBanco	7,424	242
West Bancorporation	1,985	37
Westamerica Bancorporation (A)	4,755	231
Western Alliance Bancorp *	16,461	621
Western Asset Mortgage Capital ‡(A)	6,644	62
Westwood Holdings Group	928	53
White Mountains Insurance Group	855	689
Whitestone, Cl B ‡	7,077	97
Wilshire Bancorp	10,663	122
Wintrust Financial	8,449	450
WisdomTree Investments (A)	19,675	244
World Acceptance *	976	43
WP Carey ‡	18,100	1,160
WP Glimcher ‡	32,702	334

Description	Shares	Market Value ($ Thousands)
WR Berkley	16,724	$954
WSFS Financial	5,829	207
Xenia Hotels & Resorts ‡	21,900	353
Yadkin Financial	7,600	201

		177,459

Health Care — 11.3%
AAC Holdings *(A)	1,600	34
Abaxis	4,493	207
ABIOMED *	7,112	706
Acadia Healthcare *	11,387	670
ACADIA Pharmaceuticals *(A)	15,500	549
Accelerate Diagnostics *(A)	2,800	36
Acceleron Pharma *	4,900	168
Accuray *	14,863	81
Aceto	4,717	105
Achillion Pharmaceuticals *	17,898	167
Acorda Therapeutics *	7,142	203
Adamas Pharmaceuticals *	3,000	50
Adeptus Health, Cl A *(A)	800	57
Aduro Biotech *	2,500	31
Advaxis *(A)	4,700	44
Adverum Biotechnologies *	1,300	6
Aegerion Pharmaceuticals *	3,706	7
Aerie Pharmaceuticals *	4,500	80
Affimed *(A)	4,400	16
Agenus *	16,000	68
Agios Pharmaceuticals *(A)	5,400	302
Aimmune Therapeutics *	500	8
Air Methods *	7,077	240
Akebia Therapeutics *	4,100	37
Akorn *	12,927	386
Albany Molecular Research *(A)	3,800	55
Alder Biopharmaceuticals *	3,900	117
Alere *	15,621	671
Align Technology *	14,013	1,105
Alimera Sciences *(A)	3,300	5
Alkermes *	26,153	1,214
Alliance HealthCare Services *	800	6
Allscripts Healthcare Solutions *	32,253	435
Almost Family *	1,009	42
Alnylam Pharmaceuticals *	13,489	967
AMAG Pharmaceuticals *	6,003	129
Amedisys *	5,671	288
Amicus Therapeutics *	20,500	145
AMN Healthcare Services *	8,709	325
Amphastar Pharmaceuticals *	4,900	77
Amsurg, Cl A *	9,966	745
Anacor Pharmaceuticals *	7,700	765
Analogic	2,420	198
AngioDynamics *	7,370	89
ANI Pharmaceuticals *(A)	800	43

46	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Extended Market Index Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
Anika Therapeutics *	3,070	$145
Antares Pharma *	13,708	13
Anthera Pharmaceuticals *(A)	9,700	36
Aralez Pharmaceuticals *(A)	5,328	21
Aratana Therapeutics *(A)	6,400	46
Ardelyx *	4,600	42
Arena Pharmaceuticals *	39,753	72
ARIAD Pharmaceuticals *	25,724	228
Array BioPharma *	20,560	78
Arrowhead Pharmaceuticals *(A)	6,000	37
Atara Biotherapeutics *	3,400	62
athenahealth *(A)	6,992	887
AtriCure *	6,020	87
Atrion	230	90
Axovant Sciences *	600	8
BioCryst Pharmaceuticals *	13,600	46
BioDelivery Sciences International *(A)	7,400	17
BioMarin Pharmaceutical *	28,246	2,532
Bio-Rad Laboratories, Cl A *	3,953	588
BioScrip *(A)	9,311	25
BioSpecifics Technologies *	1,400	53
Bio-Techne	6,525	717
BioTelemetry *	5,500	96
BioTime *	5,100	15
Bluebird Bio *	5,900	267
Blueprint Medicines *	2,700	51
Brookdale Senior Living, Cl A *	33,209	596
Bruker	20,632	545
Cambrex *	5,360	262
Cantel Medical	6,077	404
Capital Senior Living *	5,312	97
Cara Therapeutics *	4,500	29
Cardiovascular Systems *	6,125	103
Castlight Health, Cl B *	2,800	12
Catalent *	15,300	430
Catalyst Pharmaceuticals *(A)	19,700	12
Celldex Therapeutics *(A)	15,756	72
Cellular Biomedicine Group *(A)	2,500	36
Cempra *(A)	5,000	94
Cepheid *	13,969	391
Cerus *(A)	15,197	85
Charles River Laboratories International *	8,006	688
Chemed	3,345	436
ChemoCentryx *	2,000	11
Chimerix *	7,900	39
Civitas Solutions *	3,000	65
Clovis Oncology *(A)	4,066	68
Coherus Biosciences *	4,900	91
Community Health Systems *	21,729	292
Computer Programs & Systems (A)	1,702	70
Concert Pharmaceuticals *	3,900	52
ConforMIS *(A)	3,300	25

Description	Shares	Market Value ($ Thousands)
CONMED	5,108	$203
Cooper	8,834	1,438
Corcept Therapeutics *	13,100	78
CorVel *	1,434	69
Cross Country Healthcare *	5,079	69
CryoLife	5,045	58
CTI BioPharma *	17,100	8
Curis *	28,500	50
Cutera *	4,700	49
Cynosure, Cl A *	4,339	207
Cytokinetics *	8,500	69
CytRx *(A)	6,500	19
Depomed *	9,255	189
Dermira *	3,500	111
DexCom *	13,924	898
Dicerna Pharmaceuticals *	2,500	9
Diplomat Pharmacy *(A)	5,600	182
Durect *	31,600	37
Dynavax Technologies *	5,889	98
Eagle Pharmaceuticals *(A)	1,300	62
Editas Medicine *(A)	2,000	74
Emergent Biosolutions *	4,984	219
Enanta Pharmaceuticals *	3,300	81
Endocyte *	4,870	19
Endologix *(A)	10,295	130
Ensign Group	10,436	207
Envision Healthcare Holdings *	34,300	851
Epizyme *	9,700	107
Esperion Therapeutics *(A)	2,500	43
Evolent Health, Cl A *	2,200	34
Exact Sciences *(A)	14,554	97
Exactech *	1,239	31
ExamWorks Group *	8,045	281
Exelixis *	41,500	269
FibroGen *	7,400	138
Five Prime Therapeutics *	4,400	201
Five Star Quality Care *	8,527	17
Flexion Therapeutics *	3,700	65
Fluidigm *	4,553	45
Foamix Pharmaceuticals *(A)	6,800	50
Foundation Medicine *(A)	2,952	56
Galena Biopharma *(A)	54,200	98
Genesis Healthcare, Cl A *	2,900	5
GenMark Diagnostics *	5,900	44
Genocea Biosciences *(A)	5,400	25
Genomic Health *	2,897	78
Geron *(A)	23,970	71
Global Blood Therapeutics *	701	17
Globus Medical, Cl A *	12,200	296
Greatbatch *	4,630	146
Haemonetics *	8,447	237
Halozyme Therapeutics *(A)	21,658	218

47	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Extended Market Index Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
Halyard Health *	8,300	$258
HealthEquity *	5,600	145
HealthSouth	17,041	687
HealthStream *	3,264	77
Healthways *	3,221	39
HeartWare International *	2,579	76
Heron Therapeutics *(A)	5,000	107
Heska *	1,900	69
Hill-Rom Holdings	10,101	496
HMS Holdings *	17,331	286
ICU Medical *	2,627	273
Idera Pharmaceuticals *	7,600	12
Idexx Laboratories *	17,102	1,498
Ignyta *	5,200	35
Immune Design *	3,200	40
ImmunoGen *	15,452	87
Immunomedics *(A)	26,657	129
Impax Laboratories *	12,288	420
IMS Health Holdings *	23,600	616
INC Research Holdings, Cl A *	2,200	96
Incyte *	27,971	2,361
Infinity Pharmaceuticals *	6,394	34
Innoviva (A)	17,709	200
Inogen *	2,400	115
Inovalon Holdings, Cl A *(A)	4,900	91
Inovio Pharmaceuticals *(A)	16,000	181
Insmed *	11,100	131
Insulet *	10,121	304
Insys Therapeutics *(A)	3,800	59
Integra LifeSciences Holdings *	4,552	340
Intercept Pharmaceuticals *(A)	2,976	442
Intersect ENT *	2,200	29
Intra-Cellular Therapies, Cl A *	4,800	186
Intrexon *(A)	8,000	246
Invacare	6,889	74
InVivo Therapeutics Holdings *(A)	4,100	28
Ionis Pharmaceuticals *	21,894	497
Ironwood Pharmaceuticals, Cl A *	22,154	277
Jazz Pharmaceuticals *	10,934	1,657
Juno Therapeutics *(A)	2,100	91
K2M Group Holdings *	2,800	35
Karyopharm Therapeutics *	5,000	48
Keryx Biopharmaceuticals *	17,594	106
Kindred Healthcare	14,973	178
Kite Pharma *	5,800	297
La Jolla Pharmaceutical *	3,000	48
Landauer	1,073	43
Lannett *(A)	3,900	95
LDR Holding *	3,600	76
LeMaitre Vascular	4,100	57
Lexicon Pharmaceuticals *(A)	9,305	132
LHC Group *	2,284	96

Description	Shares	Market Value ($ Thousands)
LifePoint Hospitals *	7,596	$504
Ligand Pharmaceuticals, Cl B *	2,928	350
Lion Biotechnologies *	7,000	41
LivaNova *	8,446	412
Loxo Oncology *	2,300	62
Luminex *	8,555	176
MacroGenics *	5,400	138
Magellan Health Services *	4,540	301
MannKind *(A)	34,843	33
Masimo *	7,693	383
Medicines *	11,257	423
Medidata Solutions *	9,594	441
Medivation *	28,408	1,718
MEDNAX *	16,156	1,106
Meridian Bioscience	6,141	120
Merit Medical Systems *	7,375	138
Merrimack Pharmaceuticals *(A)	23,500	157
Mettler Toledo International *	4,982	1,870
MiMedx Group *(A)	16,900	133
Mirati Therapeutics *	2,400	44
Molina Healthcare *	6,636	321
Momenta Pharmaceuticals *	11,154	131
Myriad Genetics *	12,426	421
NanoString Technologies *	3,500	48
National Healthcare	1,494	93
National Research, Cl A	312	4
Natus Medical *	5,958	193
Navidea Biopharmaceuticals *(A)	38,805	32
Nektar Therapeutics *	23,495	363
Neogen *	6,380	315
NeoGenomics *	13,300	119
Neurocrine Biosciences *	15,900	789
Nevro *	3,500	244
NewLink Genetics *	3,916	46
Northwest Biotherapeutics *	4,100	3
Novavax *(A)	43,853	267
NuVasive *	8,378	456
Nuvectra *	1,543	14
NxStage Medical *	13,347	252
Ocular Therapeutix *	1,700	20
Omeros *(A)	5,200	61
Omnicell *	6,412	207
Oncocyte *	255	1
OncoMed Pharmaceuticals *	1,500	22
Oncothyreon *	8,400	10
Ophthotech *	3,700	199
OPKO Health *(A)	52,684	560
OraSure Technologies *	14,539	112
Orexigen Therapeutics *(A)	15,061	6
Organovo Holdings *(A)	7,300	21
Orthofix International *	3,940	174
Osiris Therapeutics	4,100	21

48	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Extended Market Index Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
Otonomy *	1,500	$22
OvaScience *(A)	2,500	18
Owens & Minor	11,039	412
Oxford Immunotec Global *	1,500	13
Pacific Biosciences of California *(A)	15,900	153
Pacira Pharmaceuticals *	6,345	295
Paratek Pharmaceuticals *	3,300	53
PAREXEL International *	10,246	644
PDL BioPharma	31,600	113
Penumbra *	1,300	69
Peregrine Pharmaceuticals *	15,000	6
Pernix Therapeutics Holdings *(A)	3,900	2
Pfenex *	4,300	30
PharMerica *	6,850	182
Phibro Animal Health, Cl A	3,700	70
Portola Pharmaceuticals, Cl A *	8,000	220
PRA Health Sciences *	3,200	151
Premier, Cl A *	6,900	219
Press Ganey Holdings *	2,700	92
Prestige Brands Holdings *	8,679	469
Progenics Pharmaceuticals *	11,596	58
Prothena *(A)	6,200	301
Providence Service *	1,758	84
PTC Therapeutics *(A)	5,200	42
Puma Biotechnology *(A)	4,200	159
QIAGEN *	42,248	912
Quality Systems	7,215	92
Quidel *	3,412	57
Quintiles Transnational Holdings *	14,400	978
Quorum Health *	2,432	32
Radius Health *(A)	5,800	210
RadNet *	3,900	20
Raptor Pharmaceutical *	13,007	72
Regulus Therapeutics *(A)	3,400	21
Relypsa *(A)	6,200	118
Repligen *	5,222	125
ResMed	25,399	1,500
Retrophin *	5,400	96
Revance Therapeutics *(A)	2,600	53
Rigel Pharmaceuticals *	17,759	46
Rockwell Medical *	10,000	96
RTI Surgical *	6,918	26
Sage Therapeutics *	2,100	69
Sagent Pharmaceuticals *	3,875	50
Sangamo BioSciences *	11,070	76
Sarepta Therapeutics *(A)	7,600	159
Sciclone Pharmaceuticals *	11,601	164
SeaSpine Holdings *	1,550	15
Seattle Genetics *	19,500	788
Select Medical Holdings *	18,465	234
Sequenom *(A)	22,017	22
Seres Therapeutics *	2,400	73

Description	Shares	Market Value ($ Thousands)
Sorrento Therapeutics *(A)	4,400	$31
Spark Therapeutics *(A)	1,600	90
Spectranetics *	6,524	120
Spectrum Pharmaceuticals *	16,579	124
STAAR Surgical *	5,378	29
Stemline Therapeutics *	900	8
STERIS	14,698	1,020
Sucampo Pharmaceuticals, Cl A *	5,500	65
Supernus Pharmaceuticals *	5,000	98
Surgery Partners *	3,500	48
Surgical Care Affiliates *	3,300	148
SurModics *	2,444	54
Synergy Pharmaceuticals *(A)	19,215	71
Synta Pharmaceuticals *	9,354	3
Tandem Diabetes Care *	1,500	10
Team Health Holdings *	12,708	610
Teladoc *	1,600	18
Teleflex	7,502	1,209
Teligent *(A)	6,200	37
Tenet Healthcare *	17,500	506
TESARO *	3,700	171
Tetraphase Pharmaceuticals *	5,400	24
TG Therapeutics *(A)	7,600	57
TherapeuticsMD *(A)	30,100	269
Theravance Biopharma (A)	6,345	146
Threshold Pharmaceuticals *	9,295	4
TransEnterix *	13,500	25
Trevena *	3,600	26
Triple-S Management, Cl B *	5,566	128
Trovagene *(A)	9,900	52
Trupanion *(A)	800	12
Ultragenyx Pharmaceutical *	6,700	490
Unilife *	1,817	6
United Therapeutics *	8,464	1,008
Universal American	7,316	60
US Physical Therapy	1,926	111
Utah Medical Products	1,200	79
Vanda Pharmaceuticals *	9,100	95
Vascular Solutions *	2,718	104
VCA Antech *	14,983	973
Veeva Systems, Cl A *	13,800	455
Verastem *	6,700	10
Versartis *(A)	5,400	50
Vital Therapies *(A)	4,300	35
VIVUS *	8,977	11
Vocera Communications *	6,142	71
VWR *	6,100	176
WellCare Health Plans *	8,166	828
West Pharmaceutical Services	13,130	986
Wright Medical Group *	15,378	297
Xencor *	7,400	105
XenoPort *	9,916	70

49	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Extended Market Index Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
XOMA *	9,730	$7
Zafgen *	3,500	25
Zeltiq Aesthetics *(A)	6,800	194
ZIOPHARM Oncology *(A)	18,646	145
Zogenix *	5,700	57

		80,813

Industrials — 12.9%
AAON	6,950	191
AAR	5,729	140
ABM Industries	9,355	320
Acacia Research	8,749	45
ACCO Brands *	23,129	230
Accuride *	10,900	17
Actuant, Cl A	11,042	301
Advanced Drainage Systems	5,200	126
Advisory Board *	8,484	279
AECOM Technology *	26,448	849
Aegion, Cl A *	7,603	152
Aerojet Rocketdyne Holdings *	12,579	217
Aerovironment *	3,825	110
AGCO	12,923	671
Air Lease, Cl A (A)	19,331	581
Air Transport Services Group *	10,936	138
Aircastle	11,657	246
Alamo Group	2,135	132
Albany International, Cl A	5,898	232
Allegiant Travel, Cl A	2,450	341
Allison Transmission Holdings, Cl A	31,576	887
Altra Industrial Motion	5,589	151
AMERCO	1,300	490
Ameresco, Cl A *	779	4
American Railcar Industries (A)	1,277	51
American Science & Engineering	955	30
American Woodmark *	2,484	201
AO Smith	13,458	1,108
Apogee Enterprises	5,411	245
Applied Industrial Technologies	7,261	328
ARC Document Solutions *	4,300	18
ArcBest	3,290	57
Argan	1,879	65
Armstrong Flooring *	3,038	50
Armstrong World Industries *	7,677	317
Astec Industries	3,163	169
Astronics *	3,274	126
Astronics, Cl B *	1,013	39
Atlas Air Worldwide Holdings *	4,769	209
Avis Budget Group *	15,760	473
AZZ	4,696	277
B/E Aerospace	18,630	888
Babcock & Wilcox Enterprises *	11,162	243
Barnes Group	9,852	329

Description	Shares	Market Value ($ Thousands)
Barrett Business Services	834	$31
Beacon Roofing Supply *	8,370	361
BMC Stock Holdings *	7,400	145
Brady, Cl A	7,827	249
Briggs & Stratton	6,749	151
Brink’s	9,606	280
Builders FirstSource *	7,970	94
BWX Technologies	20,024	704
CAI International *	1,272	10
Carlisle	11,277	1,171
Casella Waste Systems, Cl A *	11,391	82
CBIZ *	11,445	121
CDI	2,269	14
CEB	6,461	412
Ceco Environmental	2,047	17
Celadon Group	3,375	33
Chart Industries *	6,872	178
Chicago Bridge & Iron	18,492	707
CIRCOR International	3,715	208
Civeo *	11,798	24
CLARCOR	9,423	559
Clean Harbors *	10,376	534
Colfax *	18,889	512
Columbus McKinnon	2,465	37
Comfort Systems USA	6,991	224
Commercial Vehicle Group *	5,592	21
Continental Building Products *	6,600	151
Copa Holdings, Cl A (A)	5,828	301
Copart *	19,250	953
Covanta Holding	21,258	354
Covenant Transportation Group, Cl A *	3,300	70
CRA International *	2,105	50
Crane	8,229	472
Cubic	4,689	191
Curtiss-Wright	8,278	689
Deluxe	9,454	616
DigitalGlobe *	11,232	235
Donaldson	24,146	809
Douglas Dynamics	4,222	92
Ducommun *	1,000	17
DXP Enterprises *	1,662	23
Dycom Industries *	5,907	501
Echo Global Logistics *	4,586	104
EMCOR Group	11,087	527
Encore Wire	3,103	121
EnerNOC *	4,160	27
EnerSys	7,883	474
Engility Holdings *	2,010	47
Ennis	3,488	64
Enphase Energy *(A)	2,300	5
EnPro Industries	4,668	236
ESCO Technologies	5,477	221

50	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Extended Market Index Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
Essendant	7,137	$220
Esterline Technologies *	5,090	343
ExOne *	1,900	20
Exponent	4,786	258
Federal Signal	9,547	124
Fortune Brands Home & Security	27,873	1,635
Forward Air	6,318	287
Franklin Covey *	404	6
Franklin Electric	8,781	293
FreightCar America	1,733	25
FTI Consulting *	6,968	292
FuelCell Energy *	2,863	22
G&K Services, Cl A	3,439	258
GATX (A)	6,752	310
Generac Holdings *	12,145	460
General Cable	8,737	119
Genesee & Wyoming, Cl A *	9,774	587
Gibraltar Industries *	6,160	184
Global Brass & Copper Holdings	5,100	139
Golden Ocean Group *	5,743	5
Gorman-Rupp	4,077	126
GP Strategies *	2,500	60
Graco	10,235	822
Graham	796	14
Granite Construction	6,811	292
Great Lakes Dredge & Dock *	9,180	42
Greenbrier (A)	5,123	147
Griffon	4,237	71
H&E Equipment Services	5,625	108
Harsco	11,028	73
Hawaiian Holdings *	8,480	343
HD Supply Holdings *	31,000	1,094
Healthcare Services Group	13,439	524
Heartland Express	9,772	181
Heico	2,881	192
HEICO, Cl A	7,700	425
Heidrick & Struggles International	2,952	54
Heritage-Crystal Clean *	1,200	14
Herman Miller	9,943	315
Hertz Global Holdings *	65,514	635
Hexcel	17,698	773
Hillenbrand	10,385	324
HNI	8,849	408
Hub Group, Cl A *	5,762	231
Hubbell, Cl B	10,489	1,115
Huntington Ingalls Industries	8,759	1,344
Hurco	1,235	40
Huron Consulting Group *	4,011	235
Hyster-Yale Materials Handling	2,002	123
ICF International *	4,368	178
IDEX	14,141	1,179
IHS, Cl A *	12,399	1,524

Description	Shares	Market Value ($ Thousands)
InnerWorkings *	3,487	$30
Insperity	3,012	217
Insteel Industries	2,941	82
Interface, Cl A	10,545	179
ITT	16,963	602
JetBlue Airways *	55,381	993
John Bean Technologies	5,731	348
Joy Global (A)	19,200	327
Kadant	1,725	86
Kaman	5,573	238
KAR Auction Services	24,429	1,003
KBR	26,445	385
Kelly Services, Cl A	6,795	135
Kennametal	13,814	338
KEYW Holding *(A)	4,068	36
Kforce	4,537	85
Kirby *	9,926	696
KLX *	8,665	285
Knight Transportation	10,937	286
Knoll	8,163	203
Korn/Ferry International	9,058	261
Kratos Defense & Security Solutions *	5,216	22
Landstar System	7,844	532
LB Foster, Cl A	1,171	14
Lennox International	7,329	1,007
Lincoln Electric Holdings	12,733	766
Lindsay Manufacturing	1,627	116
LSI Industries	2,000	22
Lydall *	3,632	138
Macquarie Infrastructure	12,200	874
Manitowoc	23,950	137
Manitowoc Foodservice *	23,950	394
Manpowergroup	13,356	1,065
Marten Transport	3,095	61
Masonite International *	5,300	370
MasTec *	12,762	294
Matson	7,152	238
Matthews International, Cl A	6,513	357
McGrath RentCorp	3,748	107
Meritor *	18,495	163
Middleby *	9,925	1,233
Milacron Holdings *	4,400	72
Miller Industries	2,311	49
Mistras Group *	2,697	67
Mobile Mini	8,283	285
Moog, Cl A *	5,924	319
MRC Global *	17,212	244
MSA Safety	4,744	239
MSC Industrial Direct, Cl A	9,003	675
Mueller Industries	11,208	348
Mueller Water Products, Cl A	27,012	297
Multi-Color	1,957	122

51	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Extended Market Index Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
MYR Group *	4,179	$101
NACCO Industries, Cl A	305	16
National Presto Industries	591	53
Navigant Consulting *	7,641	122
Navios Maritime Holdings (A)	9,200	10
Navistar International *(A)	10,291	116
NCI Building Systems *	3,548	57
NN	5,587	93
Nordson	9,712	845
Nortek *	1,242	61
Northwest Pipe *	1,186	11
NOW *	19,100	331
Old Dominion Freight Line *	12,790	823
On Assignment *	10,069	379
Orbital ATK	10,992	957
Orion Marine Group *	1,874	9
Oshkosh Truck	12,917	593
Owens Corning	20,360	1,040
PAM Transportation Services *	900	19
Park-Ohio Holdings	1,118	34
Patrick Industries *	1,950	104
Paylocity Holding *	3,700	136
Pendrell *	8,751	5
PGT *	10,000	107
Plug Power *(A)	19,400	37
Ply Gem Holdings *	5,900	89
Powell Industries	1,364	49
Power Solutions International *	800	13
Preformed Line Products	90	4
Primoris Services	7,847	169
Proto Labs *(A)	4,199	276
Quad, Cl A	3,562	68
Quanex Building Products	5,765	115
Raven Industries	6,155	124
RBC Bearings *	4,295	322
Regal-Beloit	8,625	493
Resources Connection	7,181	112
Rexnord *	18,826	390
Roadrunner Transportation Systems *	3,272	26
Rollins	16,062	456
RPX *	12,610	127
RR Donnelley & Sons	39,660	646
Rush Enterprises, Cl A *	5,399	119
Safe Bulkers	4,500	5
Saia *	5,692	148
Scorpio Bulkers *(A)	5,716	23
Simpson Manufacturing	8,343	330
SkyWest	9,922	234
SolarCity *(A)	11,631	260
SP Plus *	2,498	56
Sparton *	1,100	21
Spirit AeroSystems Holdings, Cl A *	22,975	1,075

Description	Shares	Market Value ($ Thousands)
Spirit Airlines *	13,647	$593
SPX	7,194	119
SPX FLOW *	7,194	216
Standex International	2,429	211
Steelcase, Cl A	14,057	224
Sun Hydraulics	4,677	137
Swift Transporation, Cl A *(A)	17,609	274
TAL International Group	5,884	84
Taser International *	9,069	203
Team *	4,257	129
Teledyne Technologies *	6,637	651
Tennant	3,938	211
Terex	18,670	395
Tetra Tech	10,742	329
Textainer Group Holdings (A)	2,253	30
Thermon Group Holdings *	6,882	138
Timken	13,209	439
Titan International	5,472	35
Titan Machinery *	3,312	35
Toro	10,200	911
TransDigm Group *	9,405	2,479
TransUnion *	6,400	212
Trex *	4,940	223
TriMas *	9,876	169
TriNet Group *	6,400	129
Trinity Industries	26,542	479
Triumph Group	9,696	366
TrueBlue *	8,328	165
Tutor Perini *	6,751	153
Twin Disc	1,870	18
UniFirst	2,440	282
Univar *	8,300	155
Universal Forest Products	3,655	307
Universal Logistics Holdings	700	10
US Ecology	4,640	210
USA Truck *	1,700	34
USG *	17,582	507
Valmont Industries	3,914	541
Vectrus *	1,379	35
Veritiv *	1,000	39
Viad	4,271	136
Vicor *	2,500	25
Virgin America *	3,300	185
VSE	500	34
Wabash National *	11,741	166
WABCO Holdings *	9,910	1,069
Wabtec	15,606	1,208
WageWorks *	6,371	357
Watsco	4,559	612
Watts Water Technologies, Cl A	5,056	291
Werner Enterprises	8,390	209
Wesco Aircraft Holdings *	12,046	170

52	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Extended Market Index Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
WESCO International *	7,766	$453
West	8,100	171
Woodward Governor	10,842	617
Xerium Technologies *	2,400	15
XPO Logistics *(A)	13,090	383
YRC Worldwide *	4,500	41

		92,165

Information Technology — 16.3%
3D Systems *(A)	19,547	262
A10 Networks *	9,800	63
ACI Worldwide *	20,512	424
Actua *	5,188	50
Acxiom *	13,974	296
ADTRAN	9,897	192
Advanced Energy Industries *	7,719	295
Advanced Micro Devices *(A)	105,200	481
Agilysys *	900	11
Alarm.com Holdings *(A)	2,700	57
Alliance Fiber Optic Products	2,400	44
Alpha & Omega Semiconductor *	6,000	82
Ambarella *(A)	5,200	215
Amber Road *	1,900	11
Amdocs	27,768	1,610
American Software, Cl A	2,872	28
Amkor Technology *	20,913	132
Angie’s List *	10,248	90
Anixter International *	5,041	303
Ansys *	16,217	1,445
Applied Micro Circuits *	18,598	122
Applied Optoelectronics *(A)	1,700	18
Arista Networks *(A)	6,200	454
ARRIS International *	33,570	809
Arrow Electronics *	17,525	1,132
Aspen Technology *	14,967	571
Atlassian, Cl A *	5,600	126
AVG Technologies *	7,600	146
Avid Technology *	5,000	30
Avnet	22,899	940
AVX	7,078	98
Axcelis Technologies *	30,200	82
Badger Meter	2,862	215
Bankrate *	13,049	119
Barracuda Networks *	900	15
Bazaarvoice *	8,300	31
Bel Fuse, Cl B	888	16
Belden	8,023	519
Benchmark Electronics *	9,930	206
Benefitfocus *(A)	700	26
Black Box	2,509	31
Black Knight Financial Services, Cl A *	3,200	112
Blackbaud	8,055	505

Description	Shares	Market Value ($ Thousands)
Blackhawk Network Holdings, Cl A *	10,600	$365
Blucora *	6,429	58
Booz Allen Hamilton Holding, Cl A	16,965	497
Bottomline Technologies de *	7,571	190
Box, Cl A *(A)	3,600	45
Brightcove *	2,600	17
Broadridge Financial Solutions	20,897	1,341
BroadSoft *	5,594	244
Brocade Communications Systems	88,260	800
Brooks Automation	14,503	159
Cabot Microelectronics	4,424	191
CACI International, Cl A *	4,232	426
Cadence Design Systems *	50,847	1,257
CalAmp *	4,756	71
Calix *	4,945	33
Callidus Software *	11,856	220
Carbonite *	1,400	13
Cardtronics *	7,485	294
Cascade Microtech *	3,600	74
Cass Information Systems	1,490	72
Cavium *	10,231	509
CDK Global	28,900	1,598
CDW	24,000	1,021
CEVA *	3,838	104
ChannelAdvisor *	2,400	30
Ciber *	13,787	17
Ciena *	20,986	366
Cimpress *(A)	5,799	581
Cirrus Logic *	12,095	435
Clearfield *(A)	1,400	25
Cognex	16,358	705
Coherent *	4,153	393
Cohu	2,077	25
CommScope Holding *	18,600	579
CommVault Systems *	8,784	398
Computer Sciences	23,800	1,171
comScore *	9,833	318
Comtech Telecommunications	1,932	45
Control4 *	1,400	11
Convergys	17,587	496
CoreLogic *	15,783	588
Cornerstone OnDemand *	9,599	384
CoStar Group *	5,663	1,170
Cray *	7,570	252
Cree *(A)	17,523	422
CSG Systems International	5,617	239
CTS	7,945	142
Cvent *	4,700	168
Cypress Semiconductor	60,035	638
Daktronics	4,580	37
Datalink *	3,697	30
Demandware *	5,745	276

53	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Extended Market Index Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
DHI Group *	6,690	$47
Diebold	13,033	337
Digi International *	3,601	40
Digimarc *(A)	2,076	57
Diodes *	5,742	111
Dolby Laboratories, Cl A	8,704	413
DSP Group *	862	9
DST Systems	6,450	780
DTS *	3,044	79
EarthLink Holdings	20,333	133
Ebix (A)	3,725	168
EchoStar, Cl A *	8,603	344
Electro Rent	1,059	14
Electronics For Imaging *	7,728	339
Ellie Mae *	5,163	437
Endurance International Group Holdings *(A)	9,100	86
Entegris *	25,308	361
Envestnet *	6,152	208
EPAM Systems *	8,500	650
Epiq Systems	7,990	122
ePlus *	644	56
Euronet Worldwide *	8,988	717
Everi Holdings *	7,316	10
EVERTEC	10,200	156
Everyday Health *	6,300	42
Exar *	4,992	34
ExlService Holdings *	6,623	343
Extreme Networks *	10,187	38
Fabrinet *	7,315	260
Fair Isaac	5,391	601
Fairchild Semiconductor International, Cl A *	20,609	410
FARO Technologies *	2,208	78
FEI	7,852	844
Finisar *	18,954	319
FireEye *(A)	25,100	400
First Data, Cl A *	30,500	382
Fitbit, Cl A *(A)	7,500	106
Five9 *	7,300	74
FleetCor Technologies *	16,173	2,408
FleetMatics Group *	7,578	310
FormFactor *	6,967	50
Forrester Research	1,564	58
Fortinet *	26,199	896
Gartner *	14,937	1,518
Genpact *	29,250	825
Gigamon *	5,400	168
Globant *(A)	2,400	96
Glu Mobile *(A)	16,800	40
GoDaddy, Cl A *	3,600	117
Gogo *(A)	9,200	103
GrubHub *(A)	14,600	374
GTT Communications *	5,300	99

Description	Shares	Market Value ($ Thousands)
Guidance Software *	594	$3
Guidewire Software *	12,969	761
Hackett Group	3,300	48
Harmonic *	14,394	41
HubSpot *	2,900	139
IAC	13,621	761
II-VI *	8,943	182
Immersion *	3,567	23
Imperva *	4,583	175
Infinera *	22,884	300
Infoblox *	10,603	199
Ingram Micro, Cl A	27,346	947
Inphi *	7,262	227
Insight Enterprises *	7,198	195
Integrated Device Technology *	23,345	545
Interactive Intelligence Group *	3,968	164
InterDigital	6,130	357
Internap Network Services *	8,784	19
Intersil, Cl A	24,172	327
Intralinks Holdings *	6,626	52
InvenSense, Cl A *(A)	12,577	78
IPG Photonics *	6,520	563
Itron *	7,111	313
Ixia *	12,258	125
IXYS	1,980	22
j2 Global	8,057	540
Jabil Circuit	35,900	685
Jack Henry & Associates	14,219	1,201
Jive Software *	7,834	30
Keysight Technologies *	29,700	910
Kimball Electronics *	3,093	35
Knowles *(A)	15,800	231
Kopin *	8,823	19
KVH Industries *	1,997	17
Lattice Semiconductor *	16,962	99
Leidos Holdings (A)	11,650	576
Lexmark International, Cl A	11,880	450
Limelight Networks *	15,000	22
LinkedIn, Cl A *	19,306	2,635
Lionbridge Technologies *	7,618	33
Liquidity Services *	2,222	15
Littelfuse	4,203	481
LivePerson *	8,091	56
LogMeIn *	4,313	264
Lumentum Holdings *	8,140	206
Luxoft Holding, Cl A *	2,800	182
MA-COM Tech *	3,600	130
Manhattan Associates *	13,580	895
ManTech International, Cl A	4,922	177
Marchex, Cl B *	2,900	10
Marin Software *	1,400	3
Marketo *	7,900	278

54	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Extended Market Index Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
Marvell Technology Group	82,802	$847
Match Group *(A)	7,200	101
Maxim Integrated Products	50,904	1,932
MAXIMUS	11,416	658
MaxLinear, Cl A *	10,244	212
Mentor Graphics	15,740	337
Mercury Systems *	6,123	130
Mesa Laboratories (A)	300	30
Methode Electronics	6,984	206
Microchip Technology	—	—
Microsemi *	19,962	675
MicroStrategy, Cl A *	1,653	308
MKS Instruments	10,323	423
MobileIron *	11,500	38
Model N *	7,000	86
ModusLink Global Solutions *	6,400	9
MoneyGram International *	2,905	19
Monolithic Power Systems	6,851	468
Monotype Imaging Holdings	6,860	164
Monster Worldwide *	12,508	33
MTS Systems	3,089	148
Multi-Fineline Electronix *	1,200	27
Nanometrics *	3,644	68
National Instruments	19,567	559
NCR *	23,083	713
NeoPhotonics *	7,500	68
NETGEAR *	5,692	256
NetScout Systems *	15,358	373
NetSuite *	7,203	571
NeuStar, Cl A *	10,232	241
New Relic *	100	3
NIC	10,822	215
Nimble Storage *	7,800	70
Novanta *	5,462	84
Nuance Communications *	40,181	672
NVE	694	39
Oclaro *(A)	23,500	118
ON Semiconductor *	75,900	742
OPOWER *	7,200	74
OSI Systems *	3,768	201
Palo Alto Networks *	13,733	1,792
Pandora Media *(A)	34,571	408
Park Electrochemical	1,982	32
Paycom Software *	6,600	267
PC Connection	831	19
PDF Solutions *	4,653	68
Pegasystems	7,736	204
Perficient *	6,700	140
PFSweb *	4,500	56
Photronics *	13,129	126
Plantronics	6,269	279
Plexus *	5,828	256

Description	Shares	Market Value ($ Thousands)
Polycom *	23,847	$286
Power Integrations	5,289	264
Progress Software *	9,058	239
Proofpoint *	6,700	393
PROS Holdings *	3,399	48
PTC *	20,390	729
Pure Storage, Cl A *(A)	5,800	68
Q2 Holdings *	2,400	60
QAD, Cl A	2,900	54
Qlik Technologies *	15,225	437
QLogic *	13,122	182
Qualys *	3,800	119
Quantum *	41,478	16
QuinStreet *	1,186	4
Quotient Technology *(A)	9,400	105
Rackspace Hosting *	20,277	507
Rambus *	21,110	255
RealNetworks *	844	4
RealPage *	8,546	186
Reis	500	12
RetailMeNot *	8,100	58
RingCentral, Cl A *	8,300	164
Rocket Fuel *	2,100	5
Rofin-Sinar Technologies *	5,715	183
Rogers *	3,593	239
Rovi *	13,934	234
Rubicon Project *	4,000	59
Rudolph Technologies *	5,507	80
Sabre	19,800	558
Sanmina *	12,666	339
Sapiens International	5,300	64
ScanSource *	5,696	219
Science Applications International	7,842	428
SciQuest *	7,138	126
Seachange International *	3,843	13
Semtech *	12,175	287
ServiceNow *	29,069	2,082
ServiceSource International *	9,746	36
ShoreTel *	13,670	90
Shutterstock *(A)	4,397	185
Sigma Designs *	5,500	40
Silicon Graphics International *	3,190	17
Silicon Laboratories *	7,082	352
Silver Spring Networks *	8,400	110
Sonus Networks *	5,720	52
Splunk *	22,984	1,320
SPS Commerce *	3,029	165
Square, Cl A *	6,600	63
SS&C Technologies Holdings	14,809	912
Stamps.com *	2,355	214
Stratasys *(A)	9,769	223
SunPower, Cl A *(A)	10,636	186

55	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Extended Market Index Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
Super Micro Computer *	6,951	$182
Sykes Enterprises *	6,211	185
Synaptics *	6,887	467
Synchronoss Technologies *	6,297	222
SYNNEX	4,870	444
Synopsys *	27,952	1,444
Syntel *	6,254	288
Tableau Software, Cl A *	9,500	489
Take-Two Interactive Software *	14,139	550
Tangoe *(A)	4,655	37
Tech Data *	6,265	473
TechTarget *	4,700	38
Telenav *	3,400	16
TeleTech Holdings	3,427	94
Teradyne	39,400	781
Tessera Technologies	8,730	282
Textura *	4,900	127
TiVo *	21,086	210
Travelport Worldwide	21,000	278
Travelzoo *	287	2
Trimble Navigation *	47,020	1,203
TrueCar *(A)	7,600	58
TTM Technologies *	7,087	55
TubeMogul *	5,200	65
Twitter *	101,400	1,543
Tyler Technologies *	6,187	948
Ubiquiti Networks (A)	5,700	227
Ultimate Software Group *	5,035	1,030
Ultra Clean Holdings *	4,452	25
Ultratech *	5,268	120
Unisys *(A)	7,183	61
United Online *	3,600	39
Universal Display *	7,708	518
Vantiv, Cl A *	25,808	1,388
Varonis Systems *	1,500	36
Vasco Data Security International *	4,254	70
Veeco Instruments *	7,001	125
VeriFone Holdings *	19,629	518
Verint Systems *	10,350	341
ViaSat *	7,356	508
Viavi Solutions *	40,700	278
Violin Memory *(A)	9,300	5
VirnetX Holding *(A)	4,742	23
Virtusa *	4,649	164
Vishay Intertechnology	22,517	292
Vishay Precision Group *	464	6
VMware, Cl A *(A)	15,017	909
Web.com Group *	7,239	123
WebMD Health, Cl A *	6,627	436
WEX *	6,776	625
Wix.com *	4,200	116
Workday, Cl A *	19,089	1,448

Description	Shares	Market Value ($ Thousands)
Xcerra *	7,941	$52
XO Group *	4,415	75
Xura *	4,800	119
Yelp, Cl A *	10,198	267
Zebra Technologies, Cl A *	9,564	508
Zendesk *	11,500	282
Zillow Group, Cl A *	7,391	216
Zillow Group, Cl C *(A)	14,482	415
Zix *	6,113	25
Zynga, Cl A *	119,074	306

		116,180

Materials — 5.2%
A. Schulman	4,729	120
AEP Industries	980	59
AK Steel Holding *(A)	31,700	136
Albemarle	20,264	1,591
Allegheny Technologies (A)	21,500	266
American Vanguard	3,999	52
AptarGroup	11,466	886
Ashland	11,008	1,248
Axalta Coating Systems *	17,800	501
Axiall	12,425	289
Balchem	6,188	371
Bemis	17,100	861
Berry Plastics Group *	22,138	867
Boise Cascade *	5,970	137
Cabot	10,832	495
Calgon Carbon	8,218	122
Carpenter Technology	8,701	279
Celanese, Cl A	27,492	1,938
Century Aluminum *(A)	6,659	43
Chase	800	47
Chemours	32,100	280
Chemtura *	11,929	318
Clearwater Paper *	2,951	185
Cliffs Natural Resources *(A)	41,500	178
Coeur Mining *	26,161	197
Commercial Metals	19,541	336
Compass Minerals International	5,740	447
Crown Holdings *	25,135	1,311
Deltic Timber	1,596	103
Domtar	10,850	419
Eagle Materials	9,283	727
Ferro *	14,205	196
Ferroglobe	11,102	101
Flotek Industries *(A)	10,196	120
FutureFuel	3,876	43
GCP Applied Technologies *	11,524	274
Glatfelter	7,871	161
Graphic Packaging Holding	58,117	779
Greif, Cl A	6,519	234

56	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Extended Market Index Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
H.B. Fuller	9,733	$444
Handy & Harman *	800	20
Hawkins	1,773	69
Haynes International	2,823	81
Headwaters *	14,120	268
Hecla Mining (A)	65,556	266
Huntsman	39,124	584
Ingevity *	7,900	230
Innophos Holdings	2,889	111
Innospec	4,513	219
Intrepid Potash *	7,060	9
Kaiser Aluminum	3,154	270
KapStone Paper and Packaging	17,642	269
KMG Chemicals	2,509	54
Koppers Holdings *	4,773	121
Kraton Performance Polymers *	4,880	133
Kronos Worldwide (A)	3,484	20
Louisiana-Pacific *	26,942	493
LSB Industries *	2,939	39
Materion	3,474	84
Minerals Technologies	6,124	353
Multi Packaging Solutions International *	4,800	76
Myers Industries	3,418	49
Neenah Paper	2,593	180
NewMarket	1,597	647
Olin	29,116	670
Olympic Steel	1,927	46
OMNOVA Solutions *	7,567	52
Packaging Corp of America	16,949	1,156
Platform Specialty Products *(A)	27,200	258
PolyOne	15,032	563
Quaker Chemical	2,734	236
Rayonier Advanced Materials	9,817	127
Real Industry *	7,000	47
Reliance Steel & Aluminum	13,038	969
Rentech *	3,726	9
Royal Gold	12,002	674
RPM International	24,088	1,209
Ryerson Holding *	1,400	20
Schnitzer Steel Industries, Cl A	3,456	56
Schweitzer-Mauduit International	4,938	170
Scotts Miracle-Gro, Cl A	8,059	560
Senomyx *(A)	4,900	14
Sensient Technologies	8,835	603
Silgan Holdings	7,030	360
Sonoco Products	18,421	878
Southern Copper (A)	20,029	522
Steel Dynamics	44,037	1,087
Stepan	3,825	221
Stillwater Mining *	24,580	249
Summit Materials, Cl A *	7,358	160
SunCoke Energy	8,646	52

Description	Shares	Market Value ($ Thousands)
Tahoe Resources	43,288	$516
TimkenSteel	7,904	71
Trecora Resources *	2,517	28
Tredegar	5,341	87
Trinseo	2,300	108
Tronox, Cl A	10,100	47
United States Steel (A)	25,200	365
US Concrete *	3,000	192
Valspar	14,226	1,541
Westlake Chemical	7,810	345
Worthington Industries	9,402	351
WR Grace	12,524	972

		37,397

Telecommunication Services — 1.5%
8x8 *	16,714	213
Atlantic Telegraph-Network	2,267	169
Boingo Wireless *	2,700	20
Cincinnati Bell *	46,686	186
Cogent Communications Holdings	8,304	331
Consolidated Communications Holdings	10,276	253
FairPoint Communications *	4,570	62
General Communication, Cl A *	8,003	125
Globalstar *(A)	73,600	160
Hawaiian Telcom Holdco *	905	18
IDT, Cl B	3,103	46
inContact *	8,528	118
Inteliquent	7,353	123
Intelsat *	5,200	17
Iridium Communications *(A)	11,746	103
Liberty Braves Group, Cl A *	1,803	28
Liberty Braves Group, Cl C *	3,617	54
Liberty SiriusXM Group, Cl A *	18,035	575
Liberty SiriusXM Group, Cl C *	36,170	1,138
Lumos Networks *	2,271	29
ORBCOMM *	7,786	73
pdvWireless *(A)	2,000	48
SBA Communications, Cl A *	22,719	2,258
Shenandoah Telecommunications	9,304	298
Spok Holdings	4,132	72
Sprint *(A)	143,690	546
Straight Path Communications *	2,700	86
Telephone & Data Systems	16,355	471
T-Mobile US *	49,105	2,100
US Cellular *	2,952	111
Vonage Holdings *	30,720	142
Windstream Holdings (A)	14,883	125
Zayo Group Holdings *	25,400	706

		10,804

Utilities — 3.8%
Abengoa Yield (A)	7,600	137

57	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Extended Market Index Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
ALLETE	9,170	$530
Alliant Energy	40,636	1,506
American States Water	6,574	257
Aqua America	30,537	987
Artesian Resources, Cl A	2,184	62
Atlantic Power	12,421	29
Atmos Energy	18,182	1,325
Avangrid	10,950	460
Avista	10,852	436
Black Hills	8,802	533
California Water Service Group	9,641	281
Calpine *	64,172	950
Chesapeake Utilities	2,915	168
Connecticut Water Service	1,906	92
Consolidated Water	3,000	40
Dynegy, Cl A *	21,400	403
El Paso Electric	6,836	305
Empire District Electric	8,156	273
Great Plains Energy	28,223	824
Hawaiian Electric Industries *	20,158	662
IDACORP	9,324	683
ITC Holdings	28,075	1,250
MDU Resources Group	33,232	760
MGE Energy	5,914	300
Middlesex Water	2,701	100
National Fuel Gas	15,688	863
New Jersey Resources	15,394	541
Northwest Natural Gas	4,976	273
NorthWestern	7,746	449
NRG Yield, Cl A	7,000	102
NRG Yield, Cl C	12,100	187
OGE Energy	34,476	1,041
ONE Gas	8,800	516
Ormat Technologies	6,934	302
Otter Tail	6,146	182
Pattern Energy Group, Cl A	10,300	224
Piedmont Natural Gas	14,392	864
PNM Resources	15,017	493
Portland General Electric	15,400	634
Questar	32,608	822
SJW	2,464	85
South Jersey Industries	12,196	352
Southwest Gas	8,941	621
Spire	8,103	515
Talen Energy *	13,600	156
TerraForm Global, Cl A	2,200	6
TerraForm Power, Cl A (A)	7,900	67
UGI	29,996	1,287
Unitil	3,058	121
Vectren	15,343	762
Vivint Solar *(A)	4,900	18
Westar Energy, Cl A	24,570	1,384

Description	Shares	Market Value ($ Thousands)
WGL Holdings	9,261	$604
York Water	1,552	42

		26,866

Total Common Stock (Cost $676,859) ($ Thousands)		696,066

	Number of Rights

RIGHTS — 0.0%

Bermuda — 0.0%
Central European Media Enterprises ‡‡	—	—

United States — 0.0%
Chelsea Therapeutics International ‡‡	4	—
Durata Therapeutics ‡‡	1	—
Dyax, Expires 12/31/2019	23	—
Enterprise Bancorp, Expires 06/01/2016	1	2
Leap Wireless ‡‡	8	—
Liberty Braves Group, Expires 06/21/2016	3	6
Trius Contingent Value ‡‡	3	—

Total Rights (Cost $—) ($ Thousands)		8

	Number of Warrants

WARRANT — 0.0%
Tejon Ranch, Expires 08/31/16	96	—

Total Warrant (Cost $0) ($ Thousands)		—

	Shares

AFFILIATED PARTNERSHIP — 6.0%
SEI Liquidity Fund, L.P.
0.410% **†(B)	42,597,677	42,598

Total Affiliated Partnership (Cost $42,598) ($ Thousands)		42,598

	Face Amount (Thousands)

U.S. TREASURY OBLIGATIONS — 0.1%
U.S. Treasury Bills
0.451%, 09/08/2016 (C)(E)	$510	509
0.433%, 06/16/2016 (C)(E)	500	500

Total U.S. Treasury Obligations (Cost $1,009) ($ Thousands)		1,009

58	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Extended Market Index Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
CASH EQUIVALENT — 2.0%
SEI Daily Income Trust, Prime Obligation Fund, Cl A
0.270% **†	14,579,354	$14,579

Total Cash Equivalent (Cost $14,579) ($ Thousands)		14,579

Total Investments — 105.6% (Cost $735,045) ($ Thousands)		$754,260

A list of the open futures contracts held by the Fund at May 31, 2016, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation ($ Thousands)
Russell 2000 Index E-MINI	59	Jun-2016	$421
S&P Mid Cap 400 Index E-MINI	67	Jun-2016	645

			$1,066

For the year ended May 31, 2016, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

Percentages are based on a Net Assets of $714,258 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of May 31, 2016.

†	Investment in Affiliated Security (see Note 6).

‡	Real Estate Investment Trust.

‡‡	Expiration date unavailable.

(A)	This security or a partial position of this security is on loan at May 31, 2016. The total market value of securities on loan at May 31, 2016 was $41,654 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan. The total market value of such securities as of May 31, 2016 was $42,598 ($Thousands).

(C)	The rate reported is the effective yield at time of purchase.

(D)	The Fund may purchase securities of certain companies with which it is affiliated to the extent those companies are represented in its benchmark index.

(E)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

AID — Agency for International Development

Cl — Class

L.P. — Limited Partnership

MSCI — Morgan Stanley Capital International

PIPE — Private Investment in Public Entity

REIT — Real Estate Investment Trust

Ser — Series

S&P — Standard & Poor’s

SPX — Standard & Poor’s 500 Index

The following is a list of the level of inputs used as of May 31, 2016, in valuing the Fund’s investments and other financial instruments carried a value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$696,066	$—	$—	$696,066
Rights	8	—	—	8
Warrant	—	—	—	—
Affiliated Partnership	—	42,598	—	42,598
U.S. Treasury Obligations	—	1,009	—	1,009
Cash Equivalent	14,579	—	—	14,579

Total Investments in Securities	$710,653	$43,607	$—	$754,260

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$1,066	$—	$—	$1,066

Total Other Financial Instruments	$1,066	$—	$—	$1,066

*	Futures contracts are value at the unrealized appreciation on the instrument.

For the year ended May 31, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2016, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

59	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Small Cap Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 93.2%

Consumer Discretionary — 11.0%
1-800-Flowers.com, Cl A *	7,805	$63
2U *(A)	15,341	427
Abercrombie & Fitch, Cl A	6,678	133
AMC Entertainment Holdings, Cl A	3,229	93
American Axle & Manufacturing Holdings *	23,227	387
American Eagle Outfitters	1,917	30
American Public Education *	11,519	325
Apollo Education Group, Cl A *	6,616	61
Bassett Furniture Industries	3,538	99
Beazer Homes USA *	29,047	228
Big 5 Sporting Goods	19,393	162
Big Lots	16,515	864
BJ’s Restaurants *	4,563	204
Bloomin’ Brands	26,049	496
Bob Evans Farms	416	19
Boot Barn Holdings *	2,059	16
Boyd Gaming *	26,361	498
Brinker International	13,900	625
Brunswick	4,145	198
Build-A-Bear Workshop, Cl A *	1,539	21
Burlington Stores *	13,218	798
Cablevision Systems, Cl A	5,107	177
Caesars Entertainment *(A)	17,094	125
CalAtlantic Group	7,400	274
Callaway Golf	89,318	899
Capella Education	1,019	53
Carmike Cinemas *	36,927	1,103
Carrols Restaurant Group *	6,731	82
Cavco Industries *	7,382	733
Century Communities *	46,800	848
Children’s Place Retail Stores	8,500	599
Christopher & Banks *	1,315	3
Churchill Downs	2,335	293
Citi Trends	9,074	141
Cooper Tire & Rubber	13,861	445
Cooper-Standard Holding *	12,171	1,046
Core-Mark Holding	20,218	1,731
Cracker Barrel Old Country Store	2,084	316
Crocs *	35,900	353
CSS Industries	10,800	289
Dana Holdings	54,570	656
Dave & Buster’s Entertainment *	10,698	418
Deckers Outdoor *	5,000	263
Destination XL Group *	40,100	188
DineEquity	394	33
DR Horton	5,493	168
DreamWorks Animation SKG, Cl A *	3,617	146
Drew Industries	3,771	292
Duluth Holdings, Cl B *	12,485	331
Eldorado Resorts *	1,328	20
Entravision Communications, Cl A	19,384	140

Description	Shares	Market Value ($ Thousands)
Ethan Allen Interiors	25,549	$863
Express *	50,584	735
Fiesta Restaurant Group *	101,374	2,547
Finish Line, Cl A	20,700	375
Five Below *	6,483	271
Foot Locker	589	33
GameStop, Cl A	4,227	123
Genesco *	4,685	303
G-III Apparel Group *	5,789	226
Graham Holdings, Cl B	128	64
Group 1 Automotive	5,300	330
Harte-Hanks	47,808	47
Haverty Furniture	13,427	250
Helen of Troy *	1,732	178
Hooker Furniture	3,293	80
Installed Building Products *	8,636	289
Interval Leisure Group	25,700	369
Isle of Capri Casinos *	5,846	93
J Alexander’s Holdings *	7,415	77
Jack in the Box	34,257	2,919
JAKKS Pacific *	849	6
John Wiley & Sons, Cl A	6,087	328
K12 *	3,766	45
Kate Spade *	20,664	452
Kirkland’s	1,898	25
Krispy Kreme Doughnuts *	27,616	590
La Quinta Holdings *	11,006	131
La-Z-Boy, Cl Z	9,348	248
LGI Homes *	1,700	46
Libbey	117,484	2,008
Lithia Motors, Cl A	5,412	446
Loral Space & Communications *	784	30
Lumber Liquidators Holdings *(A)	38,700	507
Marriott Vacations Worldwide	3,879	235
MDC Partners, Cl A (A)	255,104	4,577
Media General *	1,141	20
Meredith	7,745	383
Meritage Homes *	8,100	296
Modine Manufacturing *	318	3
Monro Muffler Brake	21,255	1,338
Murphy USA *	9,281	631
NACCO Industries, Cl A	1,971	104
National CineMedia	2,420	35
New Media Investment	7,098	124
New York Times, Cl A	9,159	111
Nutrisystem	11,373	309
Office Depot *	14,831	53
Ollie’s Bargain Outlet Holdings *(A)	12,678	318
Outerwall (A)	6,900	285
Overstock.com *	3,773	64
Papa John’s International	131	8
Penske Auto Group	6,233	246

60	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Small Cap Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
Performance Sports Group *(A)	77,087	$251
Perry Ellis International *	3,439	67
Pier 1 Imports	569	3
Pinnacle Entertainment *	727	8
Planet Fitness, Cl A *	15,771	282
Pool	6,492	594
Rent-A-Center, Cl A	15,700	207
Ruth’s Hospitality Group	21,152	351
Sally Beauty Holdings *	9,239	265
Sequential Brands Group *(A)	102,500	826
Shoe Carnival	14,270	332
Sinclair Broadcast Group, Cl A	938	30
SiteOne Landscape Supply *	14,100	397
Six Flags Entertainment	4,820	278
Skullcandy *	11,005	43
Smith & Wesson Holding *(A)	13,965	340
Sonic Automotive, Cl A	16,000	286
Stage Stores (A)	15,900	88
Steven Madden *	35,223	1,208
Stoneridge *	14,036	230
Strayer Education *	863	42
Superior Industries International	11,758	319
Tailored Brands	8,600	119
Tenneco *	5,018	270
Texas Roadhouse, Cl A	5,834	261
Thor Industries	4,408	286
Tile Shop Holdings *	15,186	277
Tilly’s, Cl A *	19,481	115
TopBuild *	7,764	281
Tower International	12,411	269
TRI Pointe Homes *	16,364	191
Tribune Publishing	2,600	30
Universal Electronics *	4,228	274
Vail Resorts	7,791	1,023
Vince Holding *(A)	16,242	91
Vitamin Shoppe *	5,095	154
Wayfair, Cl A *(A)	8,437	347
William Lyon Homes, Cl A *	79,608	1,291
Wingstop *	10,396	290
Wolverine World Wide	27,037	492
ZAGG *	77,525	375

		54,969

Consumer Staples — 2.9%
B&G Foods, Cl A	6,587	283
Boston Beer, Cl A *	200	31
Cal-Maine Foods (A)	3,338	149
Casey’s General Stores	3,520	423
Central Garden and Pet, Cl A *	504	9
Darling Ingredients *	48,327	742
Dean Foods (A)	24,615	450
Energizer Holdings	1,896	90

Description	Shares	Market Value ($ Thousands)
Farmer Brothers *	100	$3
Fresh Del Monte Produce	23,725	1,242
Freshpet *(A)	84,277	780
Ingles Markets, Cl A	7,500	280
Ingredion	5,827	684
J&J Snack Foods	4,943	522
John B Sanfilippo & Son	7,919	375
Lancaster Colony	2,570	312
Landec *	83,300	965
Medifast	1,337	43
MGP Ingredients	8,899	291
National Beverage *	7,894	411
Natural Health Trends	105	3
Nu Skin Enterprises, Cl A	2,319	91
Omega Protein *	27,449	542
Performance Food Group *	11,641	289
Pilgrim’s Pride	4,196	104
Pinnacle Foods	1,472	62
Post Holdings *	5,082	386
Quorum Health *	1,302	17
Rite Aid *	11,802	91
Sanderson Farms (A)	14,684	1,317
Seaboard *	34	103
Seneca Foods, Cl A *	2,800	87
Snyder’s-Lance	3,990	123
SpartanNash	52,702	1,566
Sprouts Farmers Market *	12,945	321
SUPERVALU *	76,767	355
TreeHouse Foods *	360	34
United Natural Foods *	1,484	55
Universal	11,767	644
USANA Health Sciences *	273	33
Vector Group	979	21
WD-40	181	20
Weis Markets	7,611	382

		14,731

Energy — 3.9%
Alberta Oilsands *	536,100	47
Alon USA Energy	12,905	97
Approach Resources *(A)	109,000	291
Archrock	27,870	213
Ardmore Shipping	89,900	852
Atwood Oceanics	28,795	307
Bill Barrett *(A)	65,700	467
C&J Energy Services *	14,912	8
California Resources	60,231	92
Callon Petroleum *	23,839	271
Carrizo Oil & Gas *	25,929	998
Clayton Williams Energy *	10,070	254
CVR Energy	1,223	24
Dawson Geophysical *	10,919	79

61	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Small Cap Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
Delek US Holdings	7,029	$97
Denbury Resources	3,664	15
DHT Holdings	72,683	397
Diamond Offshore Drilling	1,868	48
Diamondback Energy *	4,361	397
Dril-Quip *	835	51
Energen	3,432	163
Ensco, Cl A	5,425	54
EP Energy, Cl A *	4,795	27
Exterran *	12,683	159
Frank’s International	1,761	28
Frontline	1,576	14
Gener8 Maritime *	882	6
Gulfport Energy *	31,380	965
Helix Energy Solutions Group *	67,998	545
Matrix Service *	49,672	823
Memorial Resource Development *	34,640	547
Navigator Holdings *(A)	26,600	371
Newfield Exploration *	1,285	52
Newpark Resources *	23,300	107
Noble	8,626	72
Nordic American Tankers	4,006	62
Northern Oil And Gas *(A)	9,700	42
Oasis Petroleum *	3,052	31
Oceaneering International	1,015	34
Pacific Ethanol *(A)	236,876	1,499
Par Petroleum *	1,687	26
Parsley Energy, Cl A *	28,539	744
PBF Energy, Cl A	16,044	423
PDC Energy *	6,170	358
PHI *	10,900	186
QEP Resources	18,398	343
Renewable Energy Group *	3,181	29
REX American Resources *	4,899	286
Rowan, Cl A	4,084	69
RSP Permian *	13,795	454
Sanchez Energy *	36,704	288
Scorpio Tankers	241,011	1,417
Ship Finance International	1,890	30
StealthGas *(A)	124,000	582
Superior Energy Services	11,800	203
Synergy Resources *	150,600	910
Teekay	17,270	182
Teekay Tankers, Cl A	17,010	60
TETRA Technologies *	221,127	1,210
US Silica Holdings	10,424	297
VAALCO Energy *	30,600	33
Western Refining	2,903	62
Westmoreland Coal *(A)	95,400	772
World Fuel Services	3,411	157

		19,727

Description	Shares	Market Value ($ Thousands)
Financials — 24.6%
1st Source	6,820	$231
Acadia Realty Trust ‡	13,355	453
Agree Realty ‡	12,082	514
Alexander & Baldwin	565	21
Alexander’s ‡	43	16
Alexandria Real Estate Equities ‡	4,072	395
Alleghany *	112	61
Allied World Assurance Holdings	7,579	281
Ambac Financial Group *	7,699	127
American Assets Trust ‡	12,833	513
American Campus Communities ‡	17,730	834
American Equity Investment Life Holding	1,090	18
American Financial Group	3,528	259
American National Insurance	636	76
AMERISAFE	6,337	385
AmTrust Financial Services	8,800	233
Anworth Mortgage Asset ‡	57,000	264
Apartment Investment & Management, Cl A ‡	6,771	289
Apollo Commercial Real Estate Finance ‡	28,900	468
Apple Hospitality ‡	5,213	95
Arch Capital Group *	3,804	276
Ares Capital	1,950	29
Argo Group International Holdings	13,145	692
Armada Hoffler Properties ‡	9,101	110
Ashford *	387	20
Ashford Hospitality Prime ‡	4,219	46
Ashford Hospitality Trust ‡	51,500	259
Aspen Insurance Holdings	26,140	1,251
Associated Banc	14,000	262
Assurant	810	71
Assured Guaranty	6,897	185
Axis Capital Holdings	14,076	776
Banc of California	26,800	538
Banco Latinoamericano de Comercio Exterior, Cl E	18,800	502
Bancorpsouth	12,404	296
Bank of Hawaii	605	43
Bank of the Ozarks	10,710	417
Banner	4,885	217
BBCN Bancorp	25,300	411
Beneficial Bancorp *	18,256	251
Berkshire Hills Bancorp	27,405	753
BlackRock Capital Investment (A)	33,900	262
Blackstone Mortgage Trust, Cl A ‡	9,500	268
BofI Holding *(A)	7,945	149
Boston Private Financial Holdings	21,485	270
Brandywine Realty Trust ‡	15,696	248
Brixmor Property Group ‡	13,403	338
Camden National	4,600	198
Camden Property Trust ‡	5,633	480
Capital Bank Financial, Cl A	1,241	38

62	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Small Cap Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
Capstead Mortgage ‡	21,600	$209
Care Capital Properties ‡	11,150	290
CareTrust ‡	6,713	90
Cascade Bancorp *	46,765	264
CatchMark Timber Trust, Cl A ‡	123,100	1,331
Cathay General Bancorp	609	19
CBL & Associates Properties ‡	26,467	255
Cedar Realty Trust ‡	187,573	1,274
Centerstate Banks	3,527	56
Central Pacific Financial	80,118	1,920
Chatham Lodging Trust ‡	9,526	207
Chemical Financial (A)	10,562	416
Chesapeake Lodging Trust ‡	539	13
Chimera Investment ‡	5,781	87
Clifton Bancorp	1,654	25
CNO Financial Group	129,220	2,622
CoBiz Financial	36,608	463
Colony Financial ‡	4,749	87
Colony Starwood Homes ‡	55,500	1,511
Columbia Property Trust ‡	6,449	133
Commerce Bancshares	5,288	259
Communications Sales & Leasing ‡	3,945	99
Community Bank System	324	13
Community Trust Bancorp	9,240	333
CoreSite Realty ‡	2,974	226
Corporate Office Properties Trust ‡	1,376	37
Corrections Corp of America ‡	10,171	342
Cousins Properties ‡	63,809	685
CubeSmart ‡	16,603	529
Customers Bancorp *	59,652	1,604
CVB Financial	14,155	248
CyrusOne ‡	6,741	332
CYS Investments ‡	38,000	310
DCT Industrial Trust ‡	2,252	97
DDR ‡	1,635	28
Dime Community Bancshares	22,130	406
Douglas Emmett ‡	20,328	689
Duke Realty ‡	12,419	294
DuPont Fabros Technology ‡	6,594	279
Dynex Capital ‡	28,900	193
East West Bancorp	3,792	146
EastGroup Properties ‡	6,208	397
Education Realty Trust ‡	14,852	636
Employers Holdings	30,763	918
Endurance Specialty Holdings	15,080	1,024
Enterprise Financial Services	7,057	202
EPR Properties ‡	9,744	695
Equity Commonwealth *‡	77,372	2,235
Equity One ‡	13,976	412
Evercore Partners, Cl A	5,836	303
Everest Re Group	4,536	812
FBL Financial Group, Cl A	2,088	131

Description	Shares	Market Value ($ Thousands)
FBR	47,675	$916
Federal Agricultural Mortgage, Cl C	16,603	599
Federated National Holding	2,195	47
FelCor Lodging Trust ‡	90,400	598
Fidelity Southern	9,913	162
Financial Engines (A)	10,896	301
First American Financial	13,724	525
First BanCorp *	7,186	30
First Busey	11,400	253
First Business Financial Services	2,000	49
First Citizens BancShares, Cl A	185	48
First Commonwealth Financial	23,400	220
First Defiance Financial	7,279	294
First Financial Bancorp	2,850	56
First Foundation *	28,100	645
First Industrial Realty Trust ‡	17,596	436
First Interstate Bancsystem, Cl A	29,247	847
First Merchants	9,000	233
First NBC Bank Holding *	5,185	97
First Niagara Financial Group	10,637	116
First Potomac Realty Trust ‡	7,675	69
First Republic Bank	4,169	302
FirstMerit	7,173	163
Flagstar Bancorp *	16,441	399
Flushing Financial	31,022	647
FNB (Pennsylvania)	18,900	253
FNFV Group *	68,100	819
Forest City Realty Trust, Cl A ‡	5,651	129
Four Corners Property Trust ‡	14,588	284
Franklin Street Properties ‡	77,964	890
Fulton Financial	129,122	1,840
GAMCO Investors, Cl A	2,093	77
Gaming and Leisure Properties ‡	2,961	97
GEO Group ‡	77,781	2,587
Getty Realty ‡	11,400	231
Glacier Bancorp	20,140	551
Government Properties Income Trust ‡(A)	10,600	208
Gramercy Property Trust ‡	194,702	1,739
Great Southern Bancorp	536	21
Great Western Bancorp	9,185	312
Hancock Holding	30,000	825
Hanmi Financial	32,207	784
Hanover Insurance Group	20,526	1,779
Healthcare Realty Trust ‡	3,728	119
Healthcare Trust of America, Cl A ‡	8,858	267
Heartland Financial USA	2,351	83
Hercules Capital	20,100	247
Heritage Financial	2,379	43
Heritage Insurance Holdings	7,242	95
Hersha Hospitality Trust, Cl A ‡	12,700	225
Highwoods Properties ‡	15,479	753
Home BancShares	10,680	469

63	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Small Cap Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
HomeTrust Bancshares *	4,828	$92
Horace Mann Educators	621	21
Hospitality Properties Trust ‡	29,600	758
Hudson Pacific Properties ‡	868	24
Huntington Bancshares	21,259	222
Iberiabank	10,198	632
Independence Realty Trust ‡	3,634	28
Independent Bank	19,697	389
Infinity Property & Casualty	2,013	157
International Bancshares	17,500	491
International FCStone *	6,910	193
Investment Technology Group	1,512	28
Investors Bancorp	137,738	1,649
Jones Lang LaSalle	353	42
KCG Holdings, Cl A *	19,861	279
Kearny Financial	51,100	669
Kemper	52,600	1,700
Kennedy-Wilson Holdings	70,200	1,497
Kilroy Realty ‡	679	43
Lakeland Bancorp	21,685	250
LaSalle Hotel Properties ‡	93,114	2,152
Lexington Realty Trust ‡	16,992	161
Liberty Property Trust ‡	7,143	267
LTC Properties ‡	374	17
Mack-Cali Realty ‡	19,800	520
Maiden Holdings	122,700	1,610
MainSource Financial Group	23,500	531
MarketAxess Holdings	767	107
MBIA *	12,941	93
Mercantile Bank	11,200	274
Meridian Bancorp	102,400	1,536
MFA Financial ‡	11,125	80
MGIC Investment *	44,947	317
Mid-America Apartment Communities ‡	4,185	431
Mortgage Investment Trust ‡	14,400	202
Nasdaq	3,427	226
National Bank Holdings, Cl A	81,905	1,740
National Health Investors ‡	4,443	310
National Retail Properties ‡	8,052	365
National Storage Affiliates Trust ‡	13,294	277
Navigators Group	3,036	277
NBT Bancorp	11,654	340
Nelnet, Cl A	15,700	576
New Residential Investments ‡	10,218	139
NexPoint Residential Trust ‡	1,280	18
Northfield Bancorp	98,300	1,529
OceanFirst Financial	10,300	192
OFG Bancorp	28,261	258
Old National Bancorp	46,400	611
Old Republic International	10,297	197
Omega Healthcare Investors ‡	1,300	41
OneBeacon Insurance Group, Cl A	10,067	131

Description	Shares	Market Value ($ Thousands)
Oppenheimer Holdings, Cl A	7,500	$118
Opus Bank	7,867	296
Outfront Media ‡	10,025	223
Pacific Premier Bancorp *	872	22
PacWest Bancorp	12,629	526
Pebblebrook Hotel Trust ‡	14,259	360
PennantPark Investment	29,394	191
PennyMac Mortgage Investment Trust ‡	14,000	215
People’s United Financial	13,876	220
Piedmont Office Realty Trust, Cl A ‡	25,816	518
Piper Jaffray *	9,073	383
Popular	61,751	1,935
Post Properties ‡	8,070	489
Potlatch ‡	233	8
PRA Group *	562	15
Preferred Bank	5,502	181
PrivateBancorp, Cl A	9,746	432
ProAssurance	358	19
Prosperity Bancshares	9,540	514
PS Business Parks ‡	4,524	447
QTS Realty Trust, Cl A ‡	8,119	420
Radian Group	46,863	582
RAIT Financial Trust ‡	6,566	22
Rayonier ‡	3,737	97
RE, Cl A	9,409	380
Regency Centers ‡	5,473	419
Regional Management *	788	13
Reinsurance Group of America, Cl A	890	88
RenaissanceRe Holdings	4,966	574
Renasant	14,720	507
Republic Bancorp, Cl A	10,200	283
Retail Opportunity Investments ‡	3,665	74
Retail Properties of America, Cl A ‡	10,791	171
Rexford Industrial Realty ‡	1,115	22
RLJ Lodging Trust ‡	6,229	128
Ryman Hospitality Properties ‡	835	41
Sabra Health Care ‡	14,800	310
Safeguard Scientifics *	19,236	254
Saul Centers ‡	5,836	328
Select Income ‡	47,108	1,160
Selective Insurance Group	25,843	960
Senior Housing Properties Trust ‡	8,748	163
Seritage Growth Properties ‡(A)	13,100	605
ServisFirst Bancshares	2,381	124
Signature Bank NY *	2,404	325
Silver Bay Realty Trust ‡	1,661	26
Sovran Self Storage ‡	3,902	422
Spirit Realty Capital ‡	5,009	57
Starwood Property Trust ‡	7,115	147
State Bank Financial	82,000	1,783
Stewart Information Services	80	3
Stock Yards Bancorp	362	10

64	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Small Cap Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
Stonegate Bank	77	$2
STORE Capital ‡	3,541	90
Summit Hotel Properties ‡	62,073	726
Sun Communities ‡	4,064	284
Sunstone Hotel Investors ‡	42,559	512
Synovus Financial	2,189	70
Talmer Bancorp, Cl A	1,519	30
Taubman Centers ‡	2,473	170
TCF Financial	63,726	916
Texas Capital Bancshares *	6,416	329
THL Credit	33,300	366
Tompkins Financial	2,100	140
Towne Bank (A)	8,348	182
TriCo Bancshares	12,200	344
Trustmark	958	24
Two Harbors Investment ‡	61,652	523
Umpqua Holdings	31,365	502
Union Bankshares	9,866	268
United Community Banks	57,438	1,156
United Financial Bancorp	28,000	372
United Fire Group	8,459	348
Universal Insurance Holdings (A)	13,900	270
Urban Edge Properties ‡	654	18
Urstadt Biddle Properties, Cl A ‡	11,313	239
Validus Holdings	25,587	1,246
Washington Federal	24,763	619
Washington Real Estate Investment Trust ‡	413	12
Waterstone Financial	9,305	135
Webster Financial	1,727	68
Weingarten Realty Investors ‡	5,971	225
WesBanco	7,700	251
Westamerica Bancorporation	429	21
Western Alliance Bancorp *	23,945	903
White Mountains Insurance Group	168	135
Wintrust Financial	39,109	2,083
WisdomTree Investments (A)	9,379	116
World Acceptance *	3,200	140
WSFS Financial	15,205	539
Xenia Hotels & Resorts ‡	1,334	21
Yadkin Financial	61,365	1,624

		123,472

Health Care — 11.5%
Abaxis	2,575	118
ABIOMED *	20,284	2,014
Acadia Healthcare *	7,662	451
ACADIA Pharmaceuticals *(A)	9,034	320
Acceleron Pharma *	6,024	206
Accuray *(A)	393,600	2,145
Acorda Therapeutics *	540	15
Adverum Biotechnologies *	9,506	43
Air Methods *	7,900	268

Description	Shares	Market Value ($ Thousands)
AMAG Pharmaceuticals *	110,670	$2,373
Amedisys *	6,674	340
AMN Healthcare Services *	63,714	2,379
Amphastar Pharmaceuticals *	19,026	299
Anacor Pharmaceuticals *	1,861	185
Analogic	157	13
AngioDynamics *	2,117	25
Anika Therapeutics *	1,679	79
Applied Genetic Technologies *	2,921	50
Arrowhead Pharmaceuticals *(A)	17,610	108
Avexis *	7,051	303
Axovant Sciences *	7,828	103
Bellicum Pharmaceuticals *(A)	13,728	160
BioCryst Pharmaceuticals *	16,548	56
BioDelivery Sciences International *	387,392	872
Bio-Rad Laboratories, Cl A *	1,083	161
BioSpecifics Technologies *	1,351	51
BioTelemetry *	18,129	316
Calithera Biosciences *	4,439	23
Cambrex *	7,007	343
Capital Senior Living *	114,657	2,097
Cara Therapeutics *	8,413	54
Cardiovascular Systems *	4,487	76
Centene *	1,182	74
Cepheid *	489	14
Coherus Biosciences *(A)	9,752	182
Community Health Systems *	13,494	181
Concert Pharmaceuticals *	598	8
CONMED	11,670	465
Corcept Therapeutics *	1,675	10
Cross Country Healthcare *	8,062	110
Cynosure, Cl A *	68,886	3,291
DENTSPLY SIRONA	1,977	123
Dermira *	9,087	288
Emergent Biosolutions *	6,953	305
Endologix *	21,733	275
Evolent Health, Cl A *	20,477	314
Exact Sciences *(A)	13,384	89
Exactech *	15,600	385
Exelixis *	48,768	316
FibroGen *	6,794	127
Five Prime Therapeutics *	2,406	110
Flamel Technologies ADR *	183,241	1,950
GenMark Diagnostics *	32,756	247
Glaukos *	10,783	263
Globus Medical, Cl A *	99,709	2,417
Greatbatch *	13,735	433
Haemonetics *	2,647	74
Halozyme Therapeutics *(A)	26,810	270
Halyard Health *	4,952	154
HealthSouth	14,097	568
Healthways *	5,112	61

65	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Small Cap Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
Heska *	7,107	$258
HMS Holdings *	4,327	71
Horizon Pharma *(A)	11,847	204
ICU Medical *	3,283	341
Ignyta *	14,912	101
INC Research Holdings, Cl A *	3,289	143
Insmed *	12,427	147
Insulet *	6,775	203
Integra LifeSciences Holdings *	31,106	2,324
Invacare	42,600	456
K2M Group Holdings *	15,012	188
Kindred Healthcare	40,252	478
Kite Pharma *(A)	5,012	257
Lannett *(A)	8,100	198
LeMaitre Vascular	5,658	79
Lexicon Pharmaceuticals *	47,141	670
LHC Group *	7,811	328
LifePoint Hospitals *	920	61
Ligand Pharmaceuticals, Cl B *	11,585	1,385
LivaNova *	3,446	168
Loxo Oncology *	12,037	325
Luminex *	8,324	171
MacroGenics *	162	4
Magellan Health Services *	9,375	621
Masimo *	7,798	388
Merit Medical Systems *	4,411	83
Molina Healthcare *	41,502	2,010
Myriad Genetics *	1,889	64
Natus Medical *	2,916	94
Nektar Therapeutics *	14,050	217
NeoGenomics *	52,540	471
Neurocrine Biosciences *	11,152	554
Nevro *(A)	8,757	611
Nobilis Health *	1,435	4
Novadaq Technologies *(A)	32,160	311
Novavax *(A)	3,325	20
NuVasive *	5,104	277
OncoMed Pharmaceuticals *	294	4
OraSure Technologies *	23,686	182
Orthofix International *	6,082	269
Owens & Minor	10,421	389
Pacific Biosciences of California *	29,215	282
PAREXEL International *	427	27
PDL BioPharma	82,536	296
Penumbra *	5,905	312
PerkinElmer	243	13
Pernix Therapeutics Holdings *(A)	65,685	29
Pfenex *	1,112	8
PharMerica *	3,789	101
Phibro Animal Health, Cl A	3,013	57
PhotoMedex *	7,200	2
Portola Pharmaceuticals, Cl A *	9,375	258

Description	Shares	Market Value ($ Thousands)
Press Ganey Holdings *	8,169	$278
Prestige Brands Holdings *	34,391	1,858
Prothena *	346	17
Quality Systems	1,241	16
Quintiles Transnational Holdings *	1,546	105
RadNet *	2,023	11
REGENXBIO *(A)	5,183	64
Repligen *	165	4
Retrophin *	318	6
Revance Therapeutics *(A)	8,144	167
RTI Surgical *	13,670	52
Sage Therapeutics *	4,584	151
Sagent Pharmaceuticals *	11,293	146
Sciclone Pharmaceuticals *	8,956	127
SeaSpine Holdings *	2,595	26
Second Sight Medical Products *(A)	3,655	14
Select Medical Holdings *	16,100	204
Spark Therapeutics *(A)	3,245	182
STERIS	1,338	93
Supernus Pharmaceuticals *	67,774	1,322
Surgical Care Affiliates *	8,762	392
SurModics *	8,666	191
Syneron Medical *	28,330	209
Teleflex	813	131
TherapeuticsMD *(A)	83,567	747
TransEnterix *(A)	46,412	85
Trinity Biotech ADR	141,600	1,637
Triple-S Management, Cl B *	20,254	465
Ultragenyx Pharmaceutical *	1,994	146
Unilife *(A)	12,726	45
Vascular Solutions *	6,993	266
VCA Antech *	652	42
Veeva Systems, Cl A *	21,793	718
Versartis *(A)	8,897	82
Vocera Communications *	50,200	580
VWR *	3,842	111
WellCare Health Plans *	9,555	969
West Pharmaceutical Services	3,693	277
Xencor *	630	9

		57,609

Industrials — 14.6%
AAR	30,175	737
ABM Industries	365	12
ACCO Brands *	81,396	809
Acuity Brands	1,649	427
Advanced Drainage Systems (A)	11,365	276
Aegion, Cl A *	13,625	272
Air Transport Services Group *	67,874	859
Aircastle	26,200	554
Alamo Group	3,500	216
Alaska Air Group	3,400	226

66	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Small Cap Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
Allegiant Travel, Cl A	160	$22
American Railcar Industries	5,600	222
American Science & Engineering	1,611	51
American Woodmark *	1,044	84
Apogee Enterprises	73,309	3,315
Applied Industrial Technologies	4,156	188
ARC Document Solutions *	175,200	743
ArcBest	11,300	195
Astec Industries	5,999	320
Atlas Air Worldwide Holdings *	7,700	338
Barrett Business Services	300	11
Beacon Roofing Supply *	5,591	241
Brady, Cl A	10,966	349
Briggs & Stratton	24,006	536
BWX Technologies	8,741	307
Caesarstone Sdot-Yam *	7,093	280
CAI International *	3,458	27
Carlisle	5,602	582
Celadon Group	35,400	350
CIRCOR International	12,814	718
Comfort Systems USA	22,830	731
Copa Holdings, Cl A	827	43
Covanta Holding	37,600	627
CRA International *	4,455	105
Crane	455	26
Cubic	599	24
Curtiss-Wright	10,742	894
Deluxe	9,400	612
DigitalGlobe *	2,776	58
Ducommun *	11,574	196
Dycom Industries *	3,828	325
EMCOR Group	15,680	746
Engility Holdings *	17,900	421
Ennis	52,022	950
Essendant	6,900	212
Esterline Technologies *	684	46
Fortune Brands Home & Security	6,483	380
FreightCar America	99,300	1,431
FTI Consulting *	9,575	401
G&K Services, Cl A	8,517	638
Generac Holdings *	18,800	713
General Cable	11,378	155
Gibraltar Industries *	13,361	399
Global Brass & Copper Holdings	6,117	167
Graco	4,205	338
Granite Construction	5,763	247
Great Lakes Dredge & Dock *	474,000	2,161
Hawaiian Holdings *	16,065	650
HEICO	11,105	739
HEICO, Cl A	456	25
Heidrick & Struggles International	5,696	105
Herman Miller	15,770	499

Description	Shares	Market Value ($ Thousands)
Hexcel	7,003	$306
Hillenbrand	6,500	203
Huron Consulting Group *	41,779	2,446
Hyster-Yale Materials Handling	5,400	331
ICF International *	54,800	2,235
InnerWorkings *	49,800	429
Insperity	5,977	430
Insteel Industries	6,504	180
Interface, Cl A	31,659	537
JetBlue Airways *	17,166	308
John Bean Technologies	11,087	673
Joy Global	14,094	240
Kadant	15,006	747
KBR	70,161	1,021
Kelly Services, Cl A	15,900	315
KEYW Holding *(A)	104,200	929
Kforce	4,321	81
Kirby *	1,714	120
Knoll	3,011	75
Korn/Ferry International	19,200	554
LB Foster, Cl A	8,747	101
Lennox International	2,919	401
Lydall *	8,680	329
Macquarie Infrastructure	1,955	140
Manpowergroup	3,008	240
Masonite International *	6,298	440
MasTec *	112,860	2,596
Matson	11,798	393
Matthews International, Cl A	20,000	1,097
Meritor *	34,598	306
Middleby *	3,390	421
Mistras Group *	4,767	118
Moog, Cl A *	2,111	114
MRC Global *	20,955	297
MSC Industrial Direct, Cl A	2,353	176
Mueller Water Products, Cl A	25,284	278
MYR Group *	110	3
National Presto Industries	3,041	272
Navigant Consulting *	1,280	20
NCI Building Systems *	13,477	217
Nordson	3,137	273
Northwest Pipe *	35,916	334
Old Dominion Freight Line *	5,337	343
On Assignment *	72,004	2,712
Orbital ATK	218	19
Orion Marine Group *	133,300	623
Oshkosh Truck	5,850	269
Owens Corning	7,222	369
Park-Ohio Holdings	7,900	241
Patrick Industries *	7,970	426
Ply Gem Holdings *	5,696	86
Primoris Services	29,700	639

67	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Small Cap Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
Quad, Cl A	7,525	$145
Quanta Services *	2,611	63
Rand Logistics *	73,172	64
Resources Connection	22,622	352
Roadrunner Transportation Systems *	12,610	102
RPX *	18,116	182
Rush Enterprises, Cl A *	11,186	246
SkyWest	23,564	556
Spirit AeroSystems Holdings, Cl A *	4,985	233
SPX FLOW *	4,495	135
Standex International	5,008	434
Steelcase, Cl A	143,612	2,292
Sterling Construction *	70,800	358
Swift Transportation, Cl A *	105,026	1,636
TAL International Group	8,200	118
Terex	3,266	69
Tetra Tech	21,122	646
Textainer Group Holdings	2,500	33
Titan Machinery *(A)	60,300	643
Toro	6,190	553
TransUnion *	9,893	327
Trex *	9,016	407
Triumph Group	9,000	340
TrueBlue *	2,874	57
Tutor Perini *	90,700	2,052
UniFirst	3,251	376
Universal Forest Products	6,534	548
USA Truck *	1,873	37
USG *	10,060	290
Valmont Industries	4,147	574
Wabash National *	38,538	546
WageWorks *	61,629	3,454
Waste Connections	607	40
Watsco	2,880	387
West	2,301	49
XPO Logistics *(A)	5,882	172
Xylem	3,121	139

		73,439

Information Technology — 16.7%
A10 Networks *	749	5
Acxiom *	154,702	3,277
ADTRAN	15,250	297
Advanced Energy Industries *	6,286	240
Advanced Micro Devices *	77,786	355
Ambarella *(A)	804	33
Amkor Technology *	83,664	528
Ansys *	556	50
Applied Micro Circuits *	96,500	635
Arrow Electronics *	4,313	279
Aspen Technology *	593	23
Atlassian, Cl A *(A)	9,302	210

Description	Shares	Market Value ($ Thousands)
AVG Technologies *	6,556	$126
Avnet	5,007	205
Axcelis Technologies *	4,436	12
Bankrate *	22,631	206
Barracuda Networks *(A)	1,298	22
Bel Fuse, Cl B	10,088	182
Belden	8,215	531
Benchmark Electronics *	39,178	812
Benefitfocus *(A)	6,615	243
Black Box	27,432	344
Blucora *	27,705	249
Booz Allen Hamilton Holding, Cl A	16,293	477
Brightcove *	6,500	44
BroadSoft *	6,864	299
Brocade Communications Systems	25,661	232
CACI International, Cl A *	737	74
Cadence Design Systems *	17,815	440
CalAmp *	202,348	3,041
Callidus Software *	146,305	2,715
Cardtronics *	52,366	2,057
Cavium *	53,160	2,645
CEVA *	10,822	293
CIBER *	424,300	526
Ciena *	8,644	151
Cimpress *(A)	297	30
Coherent *	4,168	394
Cohu	16,013	189
CommScope Holding *	10,530	328
comScore *	766	25
Comtech Telecommunications	4,577	105
Convergys	6,962	196
Cornerstone OnDemand *	91,407	3,657
CoStar Group *	1,866	386
Cray *	1,862	62
CSG Systems International	16,276	692
Demandware *	7,523	361
DHI Group *	32,356	228
Digi International *	88,198	974
Dolby Laboratories, Cl A	5,971	283
DST Systems	2,310	279
EarthLink Holdings	3,385	22
Ebix	6,146	278
EMCORE *	28,512	161
Envestnet *	12,865	435
ePlus *	2,400	210
Euronet Worldwide *	2,943	235
Everi Holdings *	31,918	46
EVERTEC	7,370	113
Everyday Health *	5,353	36
Exar *	268,967	1,837
ExlService Holdings *	5,910	306
Extreme Networks *	22,014	81

68	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Small Cap Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
Fabrinet *	5,100	$181
Fair Isaac	88	10
Fairchild Semiconductor International, Cl A *	5,815	116
Finisar *	10,338	174
First Solar *	6,758	336
Five9 *	32,155	328
FleetMatics Group *	6,797	278
Gigamon *	1,652	51
Global Payments	1	—
GoDaddy, Cl A *	19,322	629
GrubHub *(A)	11,256	288
Guidewire Software *	12,623	741
Hackett Group	3,654	53
HubSpot *	4,524	216
II-VI *	31,093	634
Immersion *	5,995	38
Imperva *	6,445	246
Infoblox *	85,289	1,604
Ingram Micro, Cl A	3,817	132
Inphi *	35,809	1,117
Insight Enterprises *	22,359	607
Instructure *	7,592	132
Integrated Device Technology *	4,293	100
Internap Network Services *	3,464	8
Intersil, Cl A	17,070	231
Intralinks Holdings *	35,821	281
Ixia *	10,228	104
IXYS	10,270	112
j2 Global	7,515	503
Kulicke & Soffa Industries *	33,200	415
Leidos Holdings	1,896	94
Liquidity Services *	18,374	123
Littelfuse	4,964	569
M *(A)	9,284	334
Manhattan Associates *	763	50
ManTech International, Cl A	5,935	213
Marketo *	133,960	4,719
Marvell Technology Group	18,556	190
MAXIMUS	58,310	3,362
MaxLinear, Cl A *	12,870	267
Medallion Financial (A)	23,200	179
Mentor Graphics	50,450	1,082
Mercury Systems *	16,400	349
MicroStrategy, Cl A *	506	94
Mitek Systems *	35,166	320
MKS Instruments	8,732	358
MoneyGram International *	53,409	347
Monolithic Power Systems	12,018	821
Monotype Imaging Holdings	70,056	1,673
Monster Worldwide *	30,411	81
Multi-Fineline Electronix *	20,616	456
NETGEAR *	28,009	1,260

Description	Shares	Market Value ($ Thousands)
NeuStar, Cl A *	17,794	$419
NIC	3,212	64
Nimble Storage *(A)	17,264	154
Nuance Communications *	10,902	182
Paycom Software *	7,864	318
PDF Solutions *	125,988	1,853
Pegasystems	1,064	28
Perficient *	99,696	2,089
PFSweb *	21,548	269
Photronics *	27,386	263
Plantronics	18,500	824
Plexus *	7,532	331
Polycom *	2,908	35
Progress Software *	10,155	267
Proofpoint *	40,394	2,368
PTC *	5,828	208
Q2 Holdings *	8,736	218
QAD, Cl A	36,225	681
Qlik Technologies *	1,804	52
QLogic *	46,749	648
Quantum *	21,972	8
QuinStreet *	21,592	80
RealPage *	1,403	31
RetailMeNot *	35,711	258
RingCentral, Cl A *	15,179	300
Rogers *	4,391	292
Rovi *	14,462	243
Rudolph Technologies *	19,195	280
Sanmina *	29,982	803
ScanSource *	983	38
Shopify, Cl A *	11,192	328
Shutterstock *	98	4
Sigma Designs *	4,502	33
Silicon Laboratories *	5,594	278
Silver Spring Networks *	7,833	102
SuperCom *(A)	82,500	314
Sykes Enterprises *	40,798	1,217
Synaptics *	367	25
Synchronoss Technologies *	151	5
SYNNEX	4,477	408
Synopsys *	6,425	332
Tableau Software, Cl A *	2,449	126
Take-Two Interactive Software *	5,712	222
Tech Data *	12,357	934
Telenav *	7,079	33
TeleTech Holdings	12,466	340
Teradyne	4,701	93
Tessera Technologies	725	23
Tyler Technologies *	1,189	182
Ultratech *	55,200	1,259
United Online *	9,864	108
Universal Display *	5,833	392

69	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Small Cap Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
Vasco Data Security International *	1,831	$30
Verint Systems *	3,196	105
Viavi Solutions *	67,700	462
Virtusa *	1,284	45
Vishay Intertechnology	39,000	505
Vishay Precision Group *	19,700	266
WebMD Health, Cl A *	5,954	391
Xcerra *	102,400	669
XO Group *	2,549	43
Zendesk *	24,234	594
Zix *	20,458	82
Zynga, Cl A *	6,227	16

		83,983

Materials — 3.4%
A. Schulman	7,300	185
AEP Industries	1,044	63
AK Steel Holding *	2,763	12
Allegheny Technologies (A)	41,900	519
Avery Dennison	687	51
Axiall	1,831	43
Bemis	2,429	122
Berry Plastics Group *	66,997	2,624
Cabot	9,948	455
Carpenter Technology	18,700	599
Chemtura *	20,000	534
Clearwater Paper *	7,700	482
Cliffs Natural Resources *	52,241	224
Coeur Mining *	32,695	246
Crown Holdings *	1,688	88
Domtar	13,200	510
Eagle Materials	5,936	465
Ferro *	19,331	267
Flotek Industries *(A)	33,000	388
FutureFuel	16,160	180
Glatfelter	15,000	308
Graphic Packaging Holding	10,395	139
Huntsman	1,518	23
Innophos Holdings	2,374	91
Innospec	10,054	488
Intrepid Potash *	58,683	75
Kaiser Aluminum	6,200	531
Koppers Holdings *	1,944	49
Kraton Performance Polymers *	10,594	288
Martin Marietta Materials	1,455	275
Minerals Technologies	7,347	423
Neenah Paper	5,551	385
Olin	13,451	310
PolyOne	13,935	522
Rayonier Advanced Materials	21,986	285
Real Industry *	28,700	194
Reliance Steel & Aluminum	1,967	146

Description	Shares	Market Value ($ Thousands)
Schweitzer-Mauduit International	45,500	$1,565
Sensient Technologies	6,905	471
Silgan Holdings	7,579	388
Sonoco Products	1,287	61
Steel Dynamics	12,784	316
Stepan	12,133	700
Summit Materials, Cl A *	20,410	444
SunCoke Energy	11,129	67
Tahoe Resources	5,005	60
TimkenSteel	4,140	37
Tredegar	1,740	28
Trinseo *	1,443	68
US Concrete *	4,349	279

		17,073

Telecommunication Services — 0.7%
8x8 *	23,845	305
Atlantic Telegraph-Network	3,926	292
Cincinnati Bell *	67,431	268
IDT, Cl B	12,855	191
Inteliquent	37,572	628
Intelsat *	37,611	122
Iridium Communications *(A)	74,300	649
magicJack VocalTec *(A)	22,200	133
Ooma *	6,400	44
Shenandoah Telecommunications	2,261	72
Spok Holdings	5,100	89
Telephone & Data Systems	12,145	350
US Cellular *	1,475	56
Vonage Holdings *	62,208	287

		3,486

Utilities — 3.9%
AGL Resources	3,469	228
ALLETE	16,685	963
Alliant Energy	4,612	171
American States Water	4,550	178
American Water Works	12,061	894
Aqua America	1,797	58
Atmos Energy	6,177	450
Avista	24,989	1,005
Black Hills	3,886	235
Cadiz *(A)	48,200	294
California Water Service Group	23,207	677
Chesapeake Utilities	14,115	814
CMS Energy	11,323	474
El Paso Electric	373	17
Great Plains Energy	5,631	164
Hawaiian Electric Industries *	3,201	105
IDACORP	10,767	788
ITC Holdings	2,534	113
MDU Resources Group	1,894	43

70	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Small Cap Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
New Jersey Resources	193	$7
Northwest Natural Gas	1,415	78
NorthWestern	1,099	64
OGE Energy	3,119	94
ONE Gas	8,627	506
Ormat Technologies	275	12
Otter Tail	22,314	660
Piedmont Natural Gas	3,887	233
Pinnacle West Capital	13,319	980
PNM Resources	41,963	1,378
Portland General Electric	50,914	2,097
Questar	5,327	134
SCANA	11,880	831
SJW	2,396	83
South Jersey Industries	24,600	711
Southwest Gas	21,711	1,507
Spark Energy, Cl A	4,190	126
Spire	6,742	429
Talen Energy *	1,691	19
TECO Energy	6,806	187
UGI	17,469	750
Unitil	1,714	68
Vectren	11,281	560
Westar Energy, Cl A	10,143	571

		19,756

Total Common Stock (Cost $420,875) ($ Thousands)		468,245

EXCHANGE TRADED FUND — 0.2%

Exchange Traded Fund — 0.2%
iShares Russell 2000 Value Fund (A)	9,700	940

Total Exchange Traded Fund (Cost $874) ($ Thousands)		940

	Face Amount ($ Thousands)
CONVERTIBLE BOND — 0.0%
Eddie Bauer Holdings
5.250%, 04/01/14 (B)	$2,856	4

Total Convertible Bond (Cost $445) ($ Thousands)		4

	Number of Rights
RIGHTS — 0.0%

United States — 0.0%
Allos Therapeutics ‡‡	81	—
Dyax, Expires 12/31/2019	2	—
Kinder Morgan Escrow ‡‡	70	—

Description	Number of Rights	Market Value ($ Thousands)
Total Rights (Cost $—) ($ Thousands)		$—

	Shares

AFFILIATED PARTNERSHIP — 4.4%
SEI Liquidity Fund, L.P.
0.410% **†(C)	22,227,345	22,227

Total Affiliated Partnership (Cost $22,227) ($ Thousands)		22,227

	Face Amount ($ Thousands)

U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bills
0.433%, 08/18/2016 (D)(E)	363	363

Total U.S. Treasury Obligation (Cost $363) ($ Thousands)		363

	Shares

CASH EQUIVALENT — 5.4%
SEI Daily Income Trust, Prime Obligation Fund, Cl A
0.270% **	26,893,306	26,893

Total Cash Equivalent (Cost $26,893) ($ Thousands)		26,893

Total Investments — 103.3% (Cost $471,677) ($ Thousands)		$518,672

A list of the open futures contracts held by the Fund at May 31, 2016, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation ($ Thousands)
Russell 2000 Index E-MINI	52	Jun-2016	$161

For the year ended May 31, 2016, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

Percentages are based on a Net Assets of $502,222 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of May 31, 2016.

†	Investment in Affiliated Security (see Note 6).

‡	Real Estate Investment Trust.

‡‡	Expiration date unavailable.

(A)	This security or a partial position of this security is on loan at May 31, 2016. The total market value of securities on loan at May 31, 2016, was $21,631 ($ Thousands).

(B)	Security is in default on interest payment.

71	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Small Cap Fund

May 31, 2016

(C)	This security was purchased with cash collateral held from securities on loan. The total market value of such securities as of May 31, 2016, was $22,227 ($Thousands).

(D)	The rate reported is the effective yield at time of purchase.

(E)	All or a portion of this security has been pledged as collateral for open future contracts.

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

The following is a list of the level of inputs used as of May 31, 2016, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Common Stock	$468,245	$—	$—	$468,245
Exchange Traded Fund	940	—	—	940
Convertible Bond	—	—	4	4
Rights	—	—	—	—
Affiliated Partnership	—	22,227	—	22,227
U.S. Treasury Obligation	—	363	—	363
Cash Equivalent	26,893	—	—	26,893

Total Investments in Securities	$496,078	$22,590	$4	$518,672

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$161	$—	$—	$161

(1)	A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to the net assets.

*	Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2016, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

72	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Small Cap II Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 94.2%

Consumer Discretionary — 12.0%
1-800-Flowers.com, Cl A *	10,265	$83
2U *(A)	17,852	497
Abercrombie & Fitch, Cl A	72,388	1,440
AMC Entertainment Holdings, Cl A	5,644	162
American Axle & Manufacturing Holdings *	6,858	114
American Eagle Outfitters	34,195	535
American Public Education *	3,085	87
Apollo Education Group, Cl A *	1,511	14
Arctic Cat	6,697	106
Bassett Furniture Industries	5,592	156
Beazer Homes USA *	28,574	224
Big 5 Sporting Goods	8,359	70
Big Lots (A)	36,175	1,892
BJ’s Restaurants *	5,835	261
Bloomin’ Brands	48,040	915
Bob Evans Farms	416	19
Boyd Gaming *	3,720	70
Bright Horizons Family Solutions *	26,164	1,695
Buffalo Wild Wings *	5,032	732
Build-A-Bear Workshop, Cl A *	3,731	52
Burlington Stores *	4,394	265
Cabela’s *	2,468	120
Cablevision Systems, Cl A	2,764	96
Caesars Entertainment *(A)	14,079	103
Callaway Golf	58,026	584
Capella Education	2,515	132
Carmike Cinemas *	27,736	829
Carrols Restaurant Group *	4,598	56
Cavco Industries *	3,716	369
Century Communities *	808	15
Cheesecake Factory	1,844	92
Children’s Place Retail Stores	1,311	92
Citi Trends	11,743	183
Cooper Tire & Rubber	5,255	169
Cooper-Standard Holding *	4,571	393
Core-Mark Holdings	16,741	1,433
Cracker Barrel Old Country Store (A)	1,559	236
Culp	3,208	88
Dave & Buster’s Entertainment *	17,253	673
Denny’s *	1,054	11
Diamond Resorts International *(A)	28,074	644
DineEquity	257	22
Dorman Products *	3,831	211
DR Horton	3,736	114
DreamWorks Animation SKG, Cl A *	3,417	137
Drew Industries	3,513	272
DSW, Cl A	9,428	199
Duluth Holdings, Cl B *	11,628	308
Eldorado Resorts *	559	8
Entravision Communications, Cl A	28,442	205
Ethan Allen Interiors	12,982	438

Description	Shares	Market Value ($ Thousands)
Express *	26,476	$385
Fiesta Restaurant Group *	81,916	2,059
Five Below *	22,268	932
GameStop, Cl A	2,829	82
Genesco *	13,450	869
Graham Holdings, Cl B	62	31
Harte-Hanks	36,974	37
Haverty Furniture	1,855	34
Helen of Troy *	13,728	1,412
Hooker Furniture	2,214	54
Horizon Global *	19,021	222
Imax *	12,389	413
Installed Building Products *	8,045	269
Isle of Capri Casinos *	4,990	79
J Alexander’s Holdings *	4,618	48
Jack in the Box	29,556	2,518
JAKKS Pacific *(A)	1,869	14
John Wiley & Sons, Cl A	2,732	147
K12 *	6,535	78
Kate Spade *	11,172	244
Kirkland’s	4,120	55
Krispy Kreme Doughnuts *	5,229	112
La-Z-Boy, Cl Z	10,337	274
Libbey	7,932	136
Lithia Motors, Cl A	5,830	480
Loral Space & Communications *	1,666	64
Marriott Vacations Worldwide	13,680	829
MDC Partners, Cl A (A)	173,744	3,117
Media General *	3,270	58
Monro Muffler	14,216	895
Murphy USA *	8,505	578
NACCO Industries, Cl A	1,401	74
National CineMedia	32,610	476
New Media Investment	7,464	130
New York Times, Cl A	12,949	157
Nexstar Broadcasting Group, Cl A (A)	21,440	1,141
Nutrisystem	11,215	304
Office Depot *	11,385	41
Ollie’s Bargain Outlet Holdings *(A)	14,570	365
Overstock.com *	8,947	153
Oxford Industries	4,852	307
Papa John’s International	278	18
Performance Sports Group *	18,635	61
Perry Ellis International *	4,322	84
Pier 1 Imports	4,434	25
Pinnacle Entertainment *	1,611	18
Planet Fitness, Cl A *(A)	41,980	750
Pool	21,167	1,938
Ruth’s Hospitality Group	17,502	291
Select Comfort *	35,360	793
Shoe Carnival	6,749	157
Sinclair Broadcast Group, Cl A	390	12

73	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Small Cap II Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
SiteOne Landscape Supply *	6,052	$170
Six Flags Entertainment	4,487	259
Skullcandy *	24,880	97
Smith & Wesson Holding *(A)	3,233	79
SodaStream International *(A)	78,200	1,621
Standard Motor Products	549	21
Steven Madden *	61,152	2,098
Stoneridge *	543	9
Strayer Education *	533	26
Superior Industries International	10,953	297
Tailored Brands	12,865	177
Tempur Sealy International *	5,993	349
Tenneco *	4,675	251
Texas Roadhouse, Cl A	34,605	1,551
Thor Industries	4,104	267
Tile Shop Holdings *	38,045	694
Tilly’s, Cl A *	19,814	117
TopBuild *	7,232	261
Tower International	711	15
Universal Electronics *	3,936	256
Vail Resorts	3,247	426
Vince Holding *	29,189	164
Vista Outdoor *	22,590	1,134
Visteon	13,170	987
VOXX International, Cl A *	85,070	282
William Lyon Homes, Cl A *(A)	61,560	998
Wingstop *	9,678	270
Zagg *	46,718	226
Zoe’s Kitchen *(A)	9,487	350

		54,893

Consumer Staples — 3.0%
Andersons	48,110	1,721
B&G Foods, Cl A	28,958	1,245
Cal-Maine Foods (A)	4,776	213
Casey’s General Stores	407	49
Central Garden and Pet, Cl A *	2,760	50
Chefs’ Warehouse *	21,019	319
Darling International *	70,110	1,076
Dean Foods (A)	24,045	440
Energizer Holdings	1,455	69
Farmer Brothers *	529	15
Fresh Del Monte Produce	22,768	1,192
Freshpet *(A)	26,997	250
Hain Celestial Group *	10,221	505
Ingredion	4,381	514
John B Sanfilippo & Son	7,519	356
Lancaster Colony	2,243	272
Medifast	5,270	168
MGP Ingredients	8,291	271
National Beverage *	7,498	391
Natural Health Trends (A)	1,720	51

Description	Shares	Market Value ($ Thousands)
Nu Skin Enterprises, Cl A	1,564	$62
Omega Protein *	93,442	1,845
Pilgrim’s Pride	4,196	104
Pinnacle Foods	520	22
Post Holdings *	3,973	302
Quorum Health *	796	11
Rite Aid *	9,060	70
Sanderson Farms (A)	3,094	278
Seaboard *	24	72
Snyder’s-Lance	6,441	199
SpartanNash	17,266	513
SUPERVALU *	37,096	172
TreeHouse Foods *	7,833	742
United Natural Foods *	1,043	39
Vector Group	2,249	48
WD-40	447	50
Weis Markets	2,201	110

		13,806

Energy — 3.5%
Alon USA Energy	7,721	58
Atwood Oceanics (A)	16,652	178
California Resources	28,267	43
Callon Petroleum *	36,991	421
CARBO Ceramics (A)	128,200	1,581
Carrizo Oil & Gas *	54,487	2,098
Clayton Williams Energy *(A)	9,382	236
CVR Energy	613	12
DHT Holdings	67,977	371
Diamond Offshore Drilling	1,044	27
Diamondback Energy *	1,499	136
Dril-Quip *	5,167	315
Energen	2,245	107
Ensco, Cl A	3,363	33
EP Energy, Cl A *	3,063	17
Frank’s International	1,761	28
Frontline (A)	2,872	26
Gener8 Maritime *	1,265	9
Gulfport Energy *	2,441	75
Helix Energy Solutions Group *	32,262	258
Matador Resources *(A)	13,590	309
Matrix Service *	2,265	38
Memorial Resource Development *	22,948	363
Newfield Exploration *	748	31
Noble	5,429	45
Nordic American Tankers	1,353	21
Oasis Petroleum *	7,954	80
Oceaneering International	535	18
Oil States International *	29,275	962
Pacific Ethanol *	47,213	299
Par Petroleum *	1,291	20
Parsley Energy, Cl A *	10,846	283

74	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Small Cap II Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
Patterson-UTI Energy	45,845	$853
PBF Energy, Cl A	83,063	2,190
QEP Resources	16,024	299
Renewable Energy Group *	3,101	29
REX American Resources *	221	13
Rowan, Cl A	2,502	42
RSP Permian *	7,356	242
Sanchez Energy *(A)	34,190	268
Scorpio Tankers	24,870	146
SemGroup, Cl A	432	14
Ship Finance International	2,493	40
Southwestern Energy *(A)	70,700	966
Superior Energy Services	41,885	722
Teekay	10,340	109
Teekay Tankers, Cl A	1,970	7
TETRA Technologies *	3,667	20
Tidewater (A)	203,035	879
US Silica Holdings (A)	9,710	277
Western Refining	9,556	203
World Fuel Services	7,816	359

		16,176

Financials — 18.7%
Agree Realty ‡	28,377	1,208
Alexander & Baldwin	1,305	49
Alexander’s ‡	18	7
Alexandria Real Estate Equities ‡	2,694	261
Alleghany *	96	52
Allied World Assurance Holdings	4,876	181
Ambac Financial Group *	7,938	131
American Assets Trust ‡	473	19
American Campus Communities ‡	3,855	181
American Equity Investment Life Holding	101,975	1,653
American Financial Group	2,888	212
American Homes 4 Rent, Cl A ‡	61,585	1,129
American National Insurance	423	51
AMERISAFE	5,635	342
Apartment Investment & Management, Cl A ‡	4,537	193
Apple Hospitality ‡	4,002	73
Arch Capital Group *	2,334	170
Argo Group International Holdings	36,390	1,916
Armada Hoffler Properties ‡	12,021	145
Ashford Hospitality Prime ‡	1,370	15
Aspen Insurance Holdings	5,994	287
Assurant	387	34
Assured Guaranty	5,745	154
Axis Capital Holdings	8,761	483
Banc of California	40,165	806
Banco Latinoamericano de Comercio Exterior, Cl E	394	10
Bancorp *	194,633	1,314
Bancorpsouth	11,963	286

Description	Shares	Market Value ($ Thousands)
Bank of Hawaii	605	$43
BankUnited	5,917	196
Beneficial Bancorp *	13,791	190
Blackstone Mortgage Trust, Cl A ‡	25,445	717
Boston Private Financial Holdings	17,391	219
Brandywine Realty Trust ‡	62,639	989
Brixmor Property Group ‡	9,463	239
Camden National	160	7
Camden Property Trust ‡	4,272	364
Capital Bank Financial, Cl A	7,811	241
Capitol Federal Financial	97,240	1,320
Cardinal Financial	434	10
CareTrust ‡	2,929	39
Cathay General Bancorp	545	17
Cedar Realty Trust ‡	2,275	15
Centerstate Banks	1,533	24
Central Pacific Financial	4,400	105
Chatham Lodging Trust ‡	1,826	40
Chemical Financial	1,487	59
Chesapeake Lodging Trust ‡	324	8
Chimera Investment ‡	4,437	66
CNO Financial Group	57,618	1,169
Colony Financial ‡	5,587	102
Columbia Property Trust ‡	3,917	81
Commerce Bancshares	4,216	206
Communications Sales & Leasing ‡	3,028	76
Community Bank System	324	13
CoreSite Realty ‡	3,615	274
Corporate Office Properties Trust ‡	20,223	547
Corrections Corp of America ‡	6,751	227
Cousins Properties ‡	2,421	26
CubeSmart ‡	7,214	230
CyrusOne ‡	29,205	1,440
DCT Industrial Trust ‡	538	23
DDR ‡	857	15
Dime Community Bancshares	1,409	26
Douglas Emmett ‡	3,031	103
Duke Realty ‡	8,061	191
DuPont Fabros Technology ‡	7,351	311
Eagle Bancorp *	6,937	357
East West Bancorp	2,937	113
EastGroup Properties ‡	488	31
Education Realty Trust ‡	11,362	486
Employers Holdings	12,736	380
Endurance Specialty Holdings	5,654	384
Enova International *	724	5
Enstar Group *	61	9
Enterprise Financial Services	5,656	162
EPR Properties ‡	19,398	1,383
Equity Commonwealth *‡	7,138	206
Equity One ‡	15,148	446
Evercore Partners, Cl A	16,050	835

75	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Small Cap II Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
Everest Re Group	2,896	$519
FBL Financial Group, Cl A	819	51
FBR	23,655	455
Federal Agricultural Mortgage, Cl C	1,872	67
Federated Investors, Cl B	5,958	193
Federated National Holding	4,777	103
Fidelity Southern	3,799	62
First American Financial	1,870	71
First BanCorp *	16,185	68
First Citizens BancShares, Cl A	318	82
First Commonwealth Financial	159,065	1,494
First Defiance Financial	5,170	209
First Financial Bancorp	457	9
First Horizon National	29,626	431
First Industrial Realty Trust ‡	18,317	454
First Interstate Bancsystem, Cl A	23,676	686
First Midwest Bancorp	1,878	35
First NBC Bank Holding *	13,960	261
First Niagara Financial Group	8,165	89
First Potomac Realty Trust ‡	2,161	19
First Republic Bank	2,767	200
FirstMerit	8,944	203
Flagstar Bancorp *	4,289	104
Flushing Financial	2,950	62
FNB (Pennsylvania)	133,800	1,792
Forest City Realty Trust, Cl A ‡	4,103	94
Four Corners Property Trust ‡	13,580	264
Franklin Street Properties ‡	14,509	166
Fulton Financial	11,696	167
GAMCO Investors, Cl A	262	10
Gaming and Leisure Properties ‡	3,168	104
GEO Group ‡	11,439	380
Gramercy Property Trust ‡	24,212	216
Great Southern Bancorp	263	10
Great Western Bancorp	51,558	1,754
Green Dot, Cl A *	148,903	3,285
Hancock Holding	16,653	458
Hanmi Financial	421	10
Hanover Insurance Group	19,210	1,665
Healthcare Realty Trust ‡	5,473	174
Healthcare Trust of America, Cl A ‡	47,458	1,432
Heartland Financial USA	1,057	37
Hercules Capital	36,539	448
Heritage Financial	1,609	29
Heritage Insurance Holdings	12,683	167
Highwoods Properties ‡	39,921	1,943
HomeTrust Bancshares *	3,350	64
Horace Mann Educators	21,625	737
Houlihan Lokey, Cl A	11,481	277
Hudson Pacific Properties ‡	1,128	32
Huntington Bancshares	13,844	145
Iberiabank	23,228	1,440

Description	Shares	Market Value ($ Thousands)
Independence Realty Trust ‡	1,479	$12
Independent Bank	11,637	216
Infinity Property & Casualty	6,589	513
InfraREIT ‡	529	9
International FCStone *	7,033	196
Investment Technology Group	1,545	28
Investors Bancorp	11,046	132
Investors Real Estate Trust ‡	1,292	8
Jones Lang LaSalle	192	23
KCG Holdings, Cl A *	18,500	260
Kilroy Realty ‡	417	26
LaSalle Hotel Properties ‡	75,278	1,740
Lexington Realty Trust ‡	37,020	350
Liberty Property Trust ‡	4,572	171
LTC Properties ‡	374	17
MarketAxess Holdings	994	139
MB Financial	11,637	421
MBIA *	16,993	122
MFA Financial ‡	8,540	62
MGIC Investment *	53,983	381
Mid-America Apartment Communities ‡	2,891	298
Nasdaq	1,858	123
National Health Investors ‡	15,246	1,065
National Retail Properties ‡	5,919	268
National Storage Affiliates Trust ‡	12,376	258
National Western Life Group, Cl A	98	21
Navigators Group	4,631	422
NBT Bancorp	11,514	336
Nelnet, Cl A	1,486	54
New Residential Investments ‡	11,815	160
NexPoint Residential Trust ‡	624	9
OFG Bancorp (A)	426,760	3,901
Old Republic International	8,957	172
Omega Healthcare Investors ‡	702	22
OneBeacon Insurance Group, Cl A	10,260	134
Opus Bank	3,319	125
Outfront Media ‡	7,260	161
Pacific Premier Bancorp *	955	24
PacWest Bancorp	9,902	413
People’s United Financial	10,595	168
Piedmont Office Realty Trust, Cl A ‡	6,342	127
Piper Jaffray *	1,721	73
Popular	1,151	36
Post Properties ‡	5,580	338
PRA Group *	1,284	35
Preferred Bank	3,963	130
PrivateBancorp, Cl A	37,015	1,642
ProAssurance	22,285	1,170
PS Business Parks ‡	3,871	382
QTS Realty Trust, Cl A ‡	31,037	1,604
Radian Group	13,739	170
Rayonier ‡	1,374	36

76	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Small Cap II Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
Regency Centers ‡	3,966	$304
Regional Management *	412	7
Reinsurance Group of America, Cl A	147	15
RenaissanceRe Holdings	830	96
Retail Opportunity Investments ‡	1,213	24
Retail Properties of America, Cl A ‡	6,603	105
Rexford Industrial Realty ‡	993	20
RLJ Lodging Trust ‡	7,662	157
Saul Centers ‡	6,210	349
Select Income ‡	5,998	148
Selective Insurance Group	570	21
Senior Housing Properties Trust ‡	5,304	99
ServisFirst Bancshares (A)	9,889	515
Signature Bank NY *	3,650	493
Silver Bay Realty Trust ‡	274	4
SLM *	52,419	360
Sovran Self Storage ‡	3,835	415
Spirit Realty Capital ‡	2,837	32
Starwood Property Trust ‡	3,784	78
Sterling Bancorp	39,750	654
Stifel Financial *	8,166	308
Stock Yards Bancorp	203	6
STORE Capital ‡	3,162	81
Summit Hotel Properties ‡	4,673	55
Sun Communities ‡	2,209	154
Sunstone Hotel Investors ‡	6,736	81
SVB Financial Group *	4,526	499
Synovus Financial	1,601	51
Talmer Bancorp, Cl A	3,690	74
Taubman Centers ‡	1,569	108
TCF Financial	103,677	1,490
Texas Capital Bancshares *	2,098	107
Towne Bank	3,201	70
Trustmark	625	15
Two Harbors Investment ‡	8,484	72
Union Bankshares	320	9
United Community Banks	7,955	160
United Fire Group	9,367	386
Univest Corp of Pennsylvania	13,379	270
Urban Edge Properties ‡	2,346	63
Urstadt Biddle Properties, Cl A ‡	7,711	163
Validus Holdings	15,847	772
Voya Financial	42,200	1,387
Walker & Dunlop *	185	4
Washington Federal	505	13
Washington Real Estate Investment Trust ‡	276	8
Waterstone Financial	6,091	88
Webster Financial	32,410	1,269
Weingarten Realty Investors ‡	5,466	206
WesBanco	269	9
Westamerica Bancorporation	429	21
Western Alliance Bancorp *	53,427	2,014

Description	Shares	Market Value ($ Thousands)
White Mountains Insurance Group	115	$93
Wintrust Financial	55,158	2,938
Xenia Hotels & Resorts ‡	2,981	48

		85,045

Health Care — 14.6%
Abaxis	2,098	97
ABIOMED *	16,913	1,680
Acadia Healthcare *	7,973	469
ACADIA Pharmaceuticals *(A)	2,172	77
Acorda Therapeutics *	394	11
Adamas Pharmaceuticals *	9,004	151
Addus HomeCare *	432	9
Adverum Biotechnologies *	8,149	37
Aerie Pharmaceuticals *(A)	8,390	150
Aimmune Therapeutics *(A)	9,378	144
Akorn *	16,296	487
Alder Biopharmaceuticals *(A)	6,523	196
Align Technology *	7,580	598
AMAG Pharmaceuticals *	89,428	1,917
Amedisys *	4,989	254
American Renal Associates Holdings *	4,918	138
Amicus Therapeutics *	24,357	172
AMN Healthcare Services *	52,525	1,961
Amphastar Pharmaceuticals *	17,726	279
Amsurg, Cl A *	32,188	2,407
Anacor Pharmaceuticals *	2,998	298
Analogic	29,287	2,402
AngioDynamics *	1,016	12
Anika Therapeutics *	1,986	94
Applied Genetic Technologies *	4,521	78
Avexis *	6,569	282
BioCryst Pharmaceuticals *	13,235	45
BioDelivery Sciences International *(A)	290,956	655
Bio-Rad Laboratories, Cl A *	278	41
BioSpecifics Technologies *	2,026	76
BioTelemetry *	19,396	338
Calithera Biosciences *	2,468	13
Cambrex *	7,304	357
Capital Senior Living *	92,543	1,693
Cara Therapeutics *	4,580	30
Cardiovascular Systems *	6,259	106
Centene *	628	39
Cepheid *	588	16
Charles River Laboratories International *	6,201	533
Community Health Systems *(A)	137,928	1,854
Concert Pharmaceuticals *	1,771	24
CONMED	507	20
Corcept Therapeutics *(A)	12,760	76
CorMedix *(A)	5,009	14
Cross Country Healthcare *	5,566	76
Cynosure, Cl A *	72,955	3,485

77	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Small Cap II Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
DBV Technologies ADR *	3,778	$127
Dentsply Sirona	6,561	408
Dermira *	8,465	269
DexCom *	7,098	458
Diplomat Pharmacy *(A)	11,290	368
Emergent Biosolutions *	32,083	1,408
Endologix *	20,248	257
Ensign Group	864	17
Envision Healthcare Holdings *	41,155	1,021
Exelixis *	45,429	295
Five Prime Therapeutics *	3,458	158
Flamel Technologies ADR *	148,142	1,576
Glaukos *	16,660	406
Globus Medical, Cl A *	123,141	2,985
Greatbatch *	251	8
GW Pharmaceuticals ADR *(A)	1,948	174
Haemonetics *	2,688	75
Halozyme Therapeutics *(A)	2,568	26
Halyard Health *	5,020	156
HealthSouth	17,859	720
Healthways *	7,099	85
Heska *	6,621	240
HMS Holdings *	5,224	86
ICON *	5,823	410
ICU Medical *	2,706	281
Impax Laboratories *	25,880	884
INC Research Holdings, Cl A *	3,817	166
Integra LifeSciences Holdings *	73,151	5,465
Kindred Healthcare	151,974	1,804
Lannett *(A)	97,900	2,388
LeMaitre Vascular	3,746	52
Lexicon Pharmaceuticals *(A)	38,127	542
LHC Group *	5,283	222
LifePoint Hospitals *	134	9
Ligand Pharmaceuticals, Cl B *(A)	15,901	1,902
LivaNova *	7,034	343
Loxo Oncology *(A)	11,205	303
Luminex *	4,890	101
Magellan Health Services *	3,448	228
Masimo *	8,174	407
Medicines *	5,010	188
Merit Medical Systems *	4,553	85
Molina Healthcare *	34,868	1,689
Myriad Genetics *	3,139	106
Natus Medical *	1,988	64
NeoGenomics *	48,909	439
Neurocrine Biosciences *	12,701	631
Nevro *(A)	11,764	820
Nobilis Health *	1,722	5
Novavax *(A)	7,309	44
NuVasive *	5,863	319
OraSure Technologies *	39,961	307

Description	Shares	Market Value ($ Thousands)
Orthofix International *	2,357	$104
Otonomy *	8,856	130
Owens & Minor	1,721	64
Pacific Biosciences of California *(A)	27,560	266
PDL BioPharma	90,963	327
Penumbra *	8,753	462
PerkinElmer	7,785	426
Pernix Therapeutics Holdings *(A)	83,469	37
Pfenex *	3,421	24
Phibro Animal Health, Cl A	3,194	61
Portola Pharmaceuticals, Cl A *	1,245	34
Premier, Cl A *	14,393	458
Press Ganey Holdings *	7,610	259
Prestige Brands Holdings *	44,528	2,406
Prothena *(A)	5,210	253
Quality Systems	1,291	16
Quintiles Transnational Holdings *	1,068	72
Radius Health *(A)	4,810	174
RadNet *	4,296	22
Retrophin *	798	14
RTI Surgical *	7,704	29
Sage Therapeutics *	5,114	168
Sciclone Pharmaceuticals *	23,417	331
SeaSpine Holdings *	2,478	25
Second Sight Medical Products *(A)	1,286	5
Sequenom *	14,553	15
Seres Therapeutics *(A)	5,430	165
STERIS	4,808	334
Sucampo Pharmaceuticals, Cl A *	3,424	40
Supernus Pharmaceuticals *	56,689	1,106
SurModics *	7,762	171
Teleflex	953	153
TESARO *	3,647	169
TherapeuticsMD *(A)	42,216	377
TransEnterix *(A)	70,043	128
Triple-S Management, Cl B *	17,660	406
Ultragenyx Pharmaceutical *	3,748	274
Vascular Solutions *	6,514	248
VCA Antech *	436	28
Veeva Systems, Cl A *	7,845	258
VWR *	1,337	39
WellCare Health Plans *	5,039	511
West Pharmaceutical Services	3,440	258
Zeltiq Aesthetics *(A)	13,670	389

		66,654

Industrials — 15.9%
AAR	13,716	335
ABM Industries	245	8
Acacia Research	351,385	1,813
ACCO Brands *	232,322	2,309
Actuant, Cl A	45,588	1,244

78	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Small Cap II Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
Aegion, Cl A *	4,550	$91
Air Transport Services Group *	16,453	208
Allegiant Travel, Cl A	362	50
Allied Motion Technologies	797	18
Altra Industrial Motion	7,538	204
American Science & Engineering	1,360	43
American Woodmark *	1,359	110
Apogee Enterprises	58,718	2,655
Applied Industrial Technologies	3,318	150
Astec Industries	6,855	366
Atlas Air Worldwide Holdings *	70,600	3,095
Barnes Group	33,575	1,121
Barrett Business Services	1,319	49
Beacon Roofing Supply *	27,895	1,204
Brady, Cl A	13,345	424
Briggs & Stratton	4,821	108
BWX Technologies	6,688	235
CAI International *	5,356	41
Carlisle	6,165	640
CIRCOR International	11,484	644
Clean Harbors *	7,745	399
Comfort Systems USA	24,158	773
Continental Building Products *	1,963	45
Copa Holdings, Cl A	517	27
CRA International *	4,174	98
Crane	41,200	2,365
Curtiss-Wright	13,263	1,104
DigitalGlobe *	2,930	61
Ducommun *	2,666	45
DXP Enterprises *	33,100	459
Dycom Industries *	11,248	955
EMCOR Group	41,082	1,953
Engility Holdings *	1,474	35
Ennis	27,733	506
Enphase Energy *	10,461	22
EnPro Industries	7,535	381
Esterline Technologies *	1,074	72
Federal Signal	629	8
Forward Air	26,045	1,185
G&K Services, Cl A	2,234	168
Generac Holdings *	9,256	351
General Cable	9,447	129
Genesee & Wyoming, Cl A *	6,641	399
Gibraltar Industries *	14,501	433
Global Brass & Copper Holdings	7,792	213
Granite Construction	5,365	230
H&E Equipment Services	22,627	435
Hawaiian Holdings *	1,317	53
Heico	23,170	1,542
HEICO, Cl A	1,063	59
Heidrick & Struggles International	7,208	133
Herman Miller	2,097	66

Description	Shares	Market Value ($ Thousands)
Hexcel	19,972	$872
Huron Consulting Group *	42,534	2,490
Hyster-Yale Materials Handling	133	8
ICF International *	393	16
IDEX	6,382	532
Insperity	5,692	410
Insteel Industries	8,635	239
Interface, Cl A	12,792	217
ITT	44,889	1,594
JetBlue Airways *	3,106	56
John Bean Technologies	20,350	1,235
Joy Global (A)	13,128	224
KBR	4,061	59
Kforce	6,245	117
Kirby *	8,305	582
Knoll	1,752	44
Korn/Ferry International	6,913	199
LB Foster, Cl A	87,073	1,004
Lincoln Electric Holdings	7,109	428
Macquarie Infrastructure	1,501	108
Manpowergroup	1,983	158
MasTec *	92,610	2,130
Matson	1,157	39
Matthews International, Cl A	5,557	305
Middleby *	2,995	372
Mistras Group *	4,275	106
Moog, Cl A *	1,559	84
MRC Global *	20,714	294
MSC Industrial Direct, Cl A	2,023	152
Mueller Water Products, Cl A	23,552	259
Multi-Color	4,140	258
MYR Group *	413	10
National Presto Industries	1,314	118
Navigant Consulting *	2,279	36
Navistar International *	681	8
NCI Building Systems *	20,665	333
Nordson	5,623	489
Northwest Pipe *	8,699	81
On Assignment *	58,049	2,187
Orbital ATK	162	14
Oshkosh Truck	5,449	250
Owens Corning	4,835	247
Patrick Industries *	7,420	396
Paylocity Holding *	10,241	376
Ply Gem Holdings *	5,208	78
Proto Labs *(A)	15,890	1,046
Quad, Cl A	6,849	132
Quanta Services *	3,030	73
RBC Bearings *	5,552	416
Regal-Beloit	6,528	373
Resources Connection	19,886	310
Roadrunner Transportation Systems *	5,961	48

79	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Small Cap II Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
RPX *	25,740	$259
SkyWest	12,806	302
Spirit AeroSystems Holdings, Cl A *	3,062	143
SPX FLOW *	3,142	94
Standex International	4,561	395
Steelcase, Cl A	91,034	1,453
Swift Transporation, Cl A *(A)	84,932	1,323
Team *	12,304	373
Teledyne Technologies *	2,195	215
Terex	2,494	53
Tetra Tech	18,702	572
Titan Machinery *(A)	48,430	517
TransUnion *	9,210	305
TriMas *	19,073	326
TriNet Group *	22,894	461
Triumph Group	104,554	3,945
TrueBlue *	2,124	42
UniFirst	3,650	422
Universal Forest Products	7,058	592
USA Truck *	3,074	61
USG *	9,371	270
Valmont Industries	2,061	285
Wabash National *	4,420	63
WageWorks *	50,360	2,823
Watts Water Technologies, Cl A	6,030	347
Wesco Aircraft Holdings *	218,840	3,083
Xylem	1,138	51

		72,256

Information Technology — 19.3%
A10 Networks *	1,511	10
Acxiom *	100,047	2,119
Advanced Energy Industries *	6,421	245
Advanced Micro Devices *(A)	72,459	331
Ambarella *(A)	6,357	263
Amkor Technology *	37,084	234
Anixter International *	12,790	770
Ansys *	141	13
Arista Networks *	2,020	148
Arrow Electronics *	2,984	193
Aspen Technology *	12,751	486
Atlassian, Cl A *(A)	13,036	294
AVG Technologies *	9,744	187
Avnet	2,852	117
Axcelis Technologies *	13,058	35
Bankrate *	22,570	205
Barracuda Networks *	4,253	73
Benchmark Electronics *	12,712	264
Black Box	105,629	1,326
Blackbaud	24,030	1,506
Brightcove *	8,529	57
BroadSoft *	16,160	705

Description	Shares	Market Value ($ Thousands)
Brocade Communications Systems	18,287	$166
CACI International, Cl A *	14,793	1,491
CalAmp *	163,390	2,456
Callidus Software *	117,694	2,184
Cardtronics *	43,129	1,695
Cavium *	39,996	1,990
CEVA *	10,081	273
Ciena *	5,630	98
Cimpress *(A)	7,556	757
Coherent *	6,674	631
Cohu	10,866	128
CommVault Systems *	25,180	1,140
comScore *	592	19
Comtech Telecommunications	5,243	121
Convergys	34,522	973
Cornerstone OnDemand *	66,637	2,666
CoStar Group *	2,111	436
Cray *	1,978	66
CSG Systems International	2,097	89
Cypress Semiconductor (A)	98,000	1,042
DHI Group *	8,608	61
Diebold	16,123	417
Digi International *	8,013	88
Dolby Laboratories, Cl A	5,562	264
DST Systems	2,152	260
EarthLink Holdings	2,854	19
Ebix (A)	5,807	263
Electronics For Imaging *	22,135	970
EMCORE *	24,892	141
EPAM Systems *	6,440	493
Euronet Worldwide *	2,740	219
Everi Holdings *	39,399	56
EVERTEC	10,129	155
Everyday Health *	17,582	118
Exar *	5,353	37
ExlService Holdings *	35,925	1,861
Extreme Networks *	14,569	54
Fair Isaac	3,618	403
Fairchild Semiconductor International, Cl A *	5,395	107
Finisar *	1,416	24
First Solar *	4,542	225
Five9 *	29,933	305
FleetMatics Group *	4,039	165
Fortinet *	7,770	266
Gigamon *	5,045	157
Global Payments	2,561	199
GoDaddy, Cl A *	6,534	213
Guidewire Software *	13,439	789
Hackett Group	4,631	68
HubSpot *	9,800	468
II-VI *	10,727	219
Immersion *	3,787	24

80	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Small Cap II Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
Infoblox *	69,222	$1,302
Ingram Micro, Cl A	2,772	96
Inphi *	38,241	1,193
Insight Enterprises *	5,954	162
Integrated Device Technology *	5,527	129
Internap Network Services *	1,974	4
Ixia *	83,155	845
IXYS	8,981	98
j2 Global	15,111	1,012
Keysight Technologies *	51,200	1,568
Leidos Holdings	1,448	72
Liquidity Services *	8,249	55
Littelfuse	11,035	1,264
M *(A)	10,341	372
Manhattan Associates *	2,058	136
ManTech International, Cl A	9,926	357
Marketo *	105,427	3,714
Marvell Technology Group	12,926	132
MAXIMUS	47,113	2,716
MaxLinear, Cl A *	69,726	1,445
Mellanox Technologies *	8,660	410
Mentor Graphics	20,001	429
Microsemi *	21,510	728
MicroStrategy, Cl A *	693	129
Mitek Systems *(A)	32,758	298
MKS Instruments	17,337	710
MoneyGram International *	6,336	41
Monolithic Power Systems	25,599	1,749
Monotype Imaging Holdings	59,484	1,420
Monster Worldwide *	30,483	81
Multi-Fineline Electronix *	7,798	172
NETGEAR *	14,632	658
NeuStar, Cl A *	3,898	92
NIC	4,141	82
Nuance Communications *	7,540	126
Oclaro *(A)	64,790	325
Open Text (A)	54,500	3,198
Orbotech *	37,100	1,035
OSI Systems *	47,521	2,532
Pandora Media *(A)	19,806	234
Paycom Software *	7,321	296
PDF Solutions *	101,793	1,497
Perficient *	80,551	1,688
PFSweb *	20,059	250
Photronics *	1,167	11
Plexus *	6,813	299
Polycom *	4,273	51
Progress Software *	11,142	293
Proofpoint *	35,980	2,109
PTC *	19,688	704
Q2 Holdings *	8,133	203
QAD, Cl A	2,151	40

Description	Shares	Market Value ($ Thousands)
Qlik Technologies *	16,388	$470
QLogic *	33,263	461
Quantum *	97,947	37
QuinStreet *	8,317	31
RealPage *	1,185	26
RetailMeNot *	44,396	321
RingCentral, Cl A *	22,187	438
Rogers *	4,088	272
Rovi *	16,906	284
Rubicon Project *	522	8
Rudolph Technologies *	17,869	261
Sanmina *	12,043	323
ScanSource *	451	17
Semtech *	16,821	396
Shutterstock *(A)	282	12
Sigma Designs *	8,214	59
Silicon Graphics International *	262,954	1,383
Silicon Laboratories *	13,198	657
Silver Spring Networks *	3,890	51
Sonus Networks *	1,162	11
Sykes Enterprises *	27,758	828
Synaptics *	5,812	394
SYNNEX	2,899	264
Synopsys *	4,519	233
Take-Two Interactive Software *	45,543	1,772
Tech Data *	3,274	247
Telenav *	4,614	21
TeleTech Holdings	9,937	271
Teradyne	2,756	55
Ultimate Software Group *	2,655	543
United Online *	9,431	103
Universal Display *	5,431	365
Vasco Data Security International *	814	13
VeriFone Holdings *	14,148	373
Verint Systems *	3,111	103
Virtusa *	1,568	55
WebMD Health, Cl A *	5,543	364
XO Group *	5,211	88
Zebra Technologies, Cl A *	4,500	239
Zendesk *	8,157	200
Zix *	26,772	108

		87,829

Materials — 3.9%
AEP Industries	1,613	97
AK Steel Holding *	6,220	27
Allegheny Technologies (A)	19,945	247
Axiall	3,183	74
Bemis	1,521	77
Berry Plastics Group *	63,566	2,490
Cabot	29,045	1,328
Century Aluminum *(A)	49,825	322

81	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Small Cap II Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
Cliffs Natural Resources *(A)	48,663	$208
Coeur Mining *	30,457	229
Commercial Metals	65,950	1,132
Crown Holdings *	1,415	74
Ferro *	18,008	249
Ferroglobe	2,400	22
FMC	24,000	1,140
FutureFuel	11,862	132
Graphic Packaging Holding	6,119	82
Headwaters *	54,960	1,044
Huntsman	886	13
Innophos Holdings	8,744	335
Innospec	10,805	525
Intrepid Potash *	49,963	63
KMG Chemicals	874	19
Koppers Holdings *	4,309	109
Kraton Performance Polymers *	9,868	268
LSB Industries *(A)	109,124	1,435
Martin Marietta Materials	1,090	206
Neenah Paper	5,168	359
Olin	28,732	661
Owens-Illinois *	11,203	212
PolyOne	18,516	694
Rayonier Advanced Materials	29,569	383
Reliance Steel & Aluminum	1,355	101
Sensient Technologies	14,705	1,003
Silgan Holdings	4,839	247
Sonoco Products	1,218	58
Steel Dynamics	12,060	298
Stepan	909	52
Summit Materials, Cl A *	32,564	708
SunCoke Energy	16,133	98
Tahoe Resources	3,130	37
TimkenSteel	5,129	46
Tredegar	1,286	21
Trinseo *	2,696	127
United States Steel (A)	24,485	354
US Concrete *	4,048	260

		17,666

Telecommunication Services — 0.4%
8x8 *	21,219	271
Atlantic Telegraph-Network	3,039	226
Cincinnati Bell *	41,028	163
Cogent Communications Holdings	6,669	266
IDT, Cl B	9,976	148
Inteliquent	6,022	101
Intelsat *(A)	63,567	205
Telephone & Data Systems	6,178	178
US Cellular *	1,132	43
Vonage Holdings *	56,605	261

		1,862

Description	Shares	Market Value ($ Thousands)
Utilities — 2.9%
AGL Resources	1,921	$126
ALLETE	640	37
Alliant Energy	1,730	64
American States Water	3,080	120
American Water Works	7,107	527
Aqua America	1,797	58
Atlantic Power	2,548	6
Atmos Energy	4,330	316
Avista	11,826	476
Black Hills	466	28
California Water Service Group	2,225	65
Chesapeake Utilities	170	10
CMS Energy	9,382	392
El Paso Electric	373	17
Great Plains Energy	25,064	731
Hawaiian Electric Industries *	2,457	81
IDACORP	5,708	418
ITC Holdings	1,840	82
MDU Resources Group	1,894	43
MGE Energy	221	11
Northwest Natural Gas	991	54
NorthWestern	3,588	208
NRG Yield, Cl C	1,922	30
OGE Energy	424	13
ONE Gas	6,867	403
Otter Tail	949	28
Piedmont Natural Gas	3,858	232
Pinnacle West Capital	9,531	701
PNM Resources	52,929	1,738
Portland General Electric	47,140	1,941
Questar	2,804	71
SCANA	9,452	661
SJW	1,163	40
Southwest Gas	7,163	497
Spark Energy, Cl A	3,579	108
Spire	24,052	1,529
Talen Energy *	668	8
TECO Energy	3,750	103
UGI	13,957	599
Unitil	1,093	43
Vectren	5,238	260
Westar Energy, Cl A	5,622	317

		13,192

Total Common Stock (Cost $389,660) ($ Thousands)		429,379

	Number of Rights
RIGHTS — 0.0%

United States — 0.0%
Dyax ‡‡	4	—

82	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Small Cap II Fund

May 31, 2016

Description	Number of Rights	Market Value ($ Thousands)
Total Rights (Cost $—) ($ Thousands)		$—

	Shares

AFFILIATED PARTNERSHIP — 7.5%
SEI Liquidity Fund, L.P.
0.410% **†(B)	33,837,493	33,837

Total Affiliated Partnership (Cost $33,837) ($ Thousands)		33,837

	Face Amount ($Thousands)

U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bills
0.363%, 08/18/2016 (C)	$460	460

Total U.S. Treasury Obligation (Cost $460) ($ Thousands)		460

	Shares

CASH EQUIVALENT — 4.6%
SEI Daily Income Trust, Prime Obligation Fund, Cl A
0.270% **†	21,068,541	21,069

Total Cash Equivalent (Cost $21,069) ($ Thousands)		21,069

Total Investments — 106.4% (Cost $445,026) ($ Thousands)		$484,745

A list of the open futures contracts held by the Fund at May 31, 2016, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation ($ Thousands)
Russell 2000 Index E-MINI	67	Jun-2016	$469

For the year ended May 31, 2016, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

Percentages are based on a Net Assets of $455,742 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of May 31, 2016.

†	Investment in Affiliated Security (see Note 6).

‡	Real Estate Investment Trust.

‡‡	Expiration date unavailable.

(A)	This security or a partial position of this security is on loan at May 31, 2016. The total market value of securities on loan at May 31, 2016 was $33,133 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan. The total market value of such securities as of May 31, 2016 was $33,837($Thousands).

(C)	All or a portion of this security has been pledged as collateral for open futures contracts.

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$429,379	$—	$—	$429,379
Rights	—	—	—	—
Affiliated Partnership	—	33,837	—	33,837
U.S. Treasury Obligation	—	460	—	460
Cash Equivalent	21,069	—	—	21,069

Total Investments in Securities	$450,448	$34,297	$—	$484,745

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$469	$—	$—	$469

*	Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2016, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

83	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Small/Mid Cap Equity Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 95.3%

Consumer Discretionary — 12.4%
2U *(A)	244,903	$6,818
Abercrombie & Fitch, Cl A	24,099	479
AMC Entertainment Holdings, Cl A	2,249	65
American Eagle Outfitters (A)	167,776	2,624
Aramark	65,059	2,166
Arctic Cat (A)	11,896	188
Ascena Retail Group *	81,963	592
Bassett Furniture Industries	3,689	103
Beazer Homes USA *	22,513	177
Big 5 Sporting Goods	8,097	68
Big Lots (A)	37,900	1,982
Bob Evans Farms	1,665	74
BorgWarner	23,382	796
Bright Horizons Family Solutions *	75,093	4,865
Brinker International	15,900	715
Brunswick	33,376	1,598
Buffalo Wild Wings *	11,976	1,741
Burlington Stores *	24,425	1,474
Cabela’s *	4,380	213
Cablevision Systems, Cl A	9,285	322
Caesars Entertainment *	25,842	189
CalAtlantic Group	37,405	1,384
Caleres	52,246	1,278
Callaway Golf	196,129	1,973
Carriage Services, Cl A	72,705	1,711
Carrols Restaurant Group *	10,223	124
Carter’s	54,338	5,463
Century Communities *	111,661	2,022
Children’s Place	18,899	1,332
Citi Trends	10,136	158
Coach	25,255	996
Cooper Tire & Rubber	35,901	1,153
Cooper-Standard Holding *	571	49
Core-Mark Holding	30,080	2,575
Cracker Barrel Old Country Store	1,733	262
Crocs *	85,649	843
Dave & Buster’s Entertainment *	34,666	1,353
Denny’s *	4,217	45
Destination XL Group *	95,886	449
Diamond Resorts International *(A)	79,920	1,833
Dick’s Sporting Goods	44,113	1,892
Dillard’s, Cl A (A)	20,600	1,218
DineEquity	2,209	186
Dollar General	9,451	850
Dorman Products *	6,803	376
DR Horton	64,040	1,957
DreamWorks Animation SKG, Cl A *	5,811	234
DSW, Cl A	156,310	3,307
Dunkin’ Brands Group (A)	88,680	3,839
Eldorado Resorts *	2,233	33
Entravision Communications, Cl A	18,841	136

Description	Shares	Market Value ($ Thousands)
Ethan Allen Interiors	37,645	$1,271
Express *	110,613	1,608
Finish Line, Cl A	51,465	933
Five Below *	118,415	4,957
FTD *	1,107	30
GameStop, Cl A	50,066	1,457
Gannett	18,350	287
G-III Apparel Group *	10,088	395
Goodyear Tire & Rubber	123,038	3,441
Graham Holdings, Cl B	160	80
Grand Canyon Education *	103,924	4,340
Gray Television *	119,710	1,415
Group 1 Automotive	14,300	889
Harley-Davidson	55,285	2,565
Harte-Hanks	38,220	38
Haverty Furniture	56,822	1,056
Helen of Troy *	39,502	4,062
Hibbett Sports *(A)	142,238	4,913
Hooker Furniture	4,726	114
Horizon Global *	33,786	394
Imax *	70,380	2,346
Isle of Capri Casinos *	8,639	137
J Alexander’s Holdings *	17,214	179
J.C. Penney *(A)	71,750	559
John Wiley & Sons, Cl A	12,706	685
Kate Spade *	48,170	1,053
KB Home	71,300	994
La-Z-Boy, Cl Z	11,181	296
Lear	34,838	4,137
LGI Homes *	4,100	111
Libbey	267,768	4,576
Lithia Motors, Cl A	16,580	1,365
Live Nation *	58,824	1,421
LKQ *	78,631	2,600
Lumber Liquidators Holdings *(A)	92,400	1,210
MarineMax *	61,040	1,036
Mattel	19,520	622
MDC Partners, Cl A (A)	95,300	1,710
Monro Muffler	27,197	1,712
Motorcar Parts & Accessories *	24,410	731
Murphy USA *	33,050	2,247
National CineMedia	604,830	8,830
Nautilus *	86,880	1,792
New Media Investment	11,804	206
New York Times, Cl A	12,410	150
Office Depot *	37,527	134
Ollie’s Bargain Outlet Holdings *(A)	41,505	1,041
Oxford Industries	8,611	546
Panera Bread, Cl A *	6,690	1,466
Penn National Gaming *	56,545	886
Performance Sports Group *(A)	145,700	473
Perry Ellis International *	1,454	28

84	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Small/Mid Cap Equity Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
Planet Fitness, Cl A *(A)	77,771	$1,389
Polaris Industries (A)	34,769	2,956
Pool	19,434	1,780
Ralph Lauren, Cl A	5,800	547
Rent-A-Center, Cl A	56,700	747
Restaurant Brands International (A)	36,675	1,532
Ruth’s Hospitality Group	48,679	809
Sally Beauty Holdings *	259,115	7,442
Sequential Brands Group *(A)	244,400	1,970
ServiceMaster Global Holdings *	206,421	7,894
Shoe Carnival	28,738	670
SiteOne Landscape Supply *	56,244	1,582
Sonic Automotive, Cl A	71,600	1,279
Stage Stores (A)	77,000	426
Starz *	51,800	1,399
Steven Madden *	12,517	429
Strayer Education *	961	46
Tailored Brands	22,852	315
TEGNA	101,714	2,335
Tempur Sealy International *	17,040	992
Tenneco *	30,862	1,658
Texas Roadhouse, Cl A	35,190	1,577
Tile Shop Holdings *	68,040	1,242
Tilly’s, Cl A *	30,381	179
Tower International	2,845	62
Tumi Holdings *	57,952	1,555
Universal Electronics *	37,678	2,446
Vail Resorts	11,740	1,541
Visteon	18,460	1,384
Whirlpool	6,200	1,083
Wolverine World Wide	245,492	4,470
Wyndham Worldwide	41,399	2,790
Zagg *	58,899	285
Zoe’s Kitchen *(A)	27,028	998

		203,613

Consumer Staples — 3.8%
Amplify Snack Brands *(A)	116,970	1,527
B&G Foods, Cl A	49,943	2,147
Boston Beer, Cl A *(A)	8,968	1,394
Casey’s General Stores	13,152	1,581
Central Garden & Pet *	90,795	1,696
Chefs’ Warehouse *	59,772	907
Darling Ingredients *	159,122	2,443
Dean Foods	45,981	841
Edgewell Personal Care	382	30
Energizer Holdings	37,037	1,753
Fresh Del Monte Produce	24,389	1,277
Freshpet *(A)	224,071	2,075
Hain Celestial Group *	70,635	3,492
Hershey	10,304	957
Ingles Markets, Cl A	27,718	1,033

Description	Shares	Market Value ($ Thousands)
Ingredion	29,582	$3,473
John B Sanfilippo & Son	12,461	590
Lancaster Colony	5,035	610
Landec *	198,746	2,302
Nu Skin Enterprises, Cl A	6,923	273
Omega Protein *	120,084	2,370
Pilgrim’s Pride	17,625	438
Pinnacle Foods	5,440	229
Post Holdings *	28,262	2,148
Primo Water *	156,015	1,771
Rite Aid *	195,885	1,508
Sanderson Farms	10,160	911
Seaboard *	64	193
Snyder’s-Lance	11,440	354
SpartanNash	26,679	793
Spectrum Brands Holdings (A)	73,386	8,555
SUPERVALU *	174,141	806
TreeHouse Foods *	60,882	5,766
WD-40	31,005	3,453
Weis Markets	28,731	1,441
WhiteWave Foods, Cl A *	27,917	1,247

		62,384

Energy — 4.1%
Alberta Oilsands *	1,600,500	141
Alon USA Energy	19,017	144
Anadarko Petroleum	16,537	858
Approach Resources *(A)	260,124	695
Ardmore Shipping	133,498	1,266
Atwood Oceanics (A)	60,499	645
Bill Barrett *(A)	156,200	1,111
California Resources	121,785	185
Callon Petroleum *	26,239	299
Carrizo Oil & Gas *(A)	84,423	3,250
Continental Resources *(A)	37,188	1,564
CVR Energy	3,142	62
Denbury Resources	9,275	37
DHT Holdings	98,167	536
Diamond Offshore Drilling	5,135	133
Diamondback Energy *	4,940	449
Dril-Quip *	49,735	3,035
Energen	8,758	417
Ensco, Cl A	14,722	146
EP Energy, Cl A *	12,416	70
EQT	11,888	871
Frank’s International	7,043	113
Frontline	3,989	35
Gulfport Energy *	75,345	2,316
HollyFrontier	53,200	1,424
Matador Resources *(A)	38,646	878
Matrix Service *	140,932	2,335
McDermott International *	7,268	34

85	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Small/Mid Cap Equity Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
Memorial Resource Development *	40,727	$643
Nabors Industries	206,467	1,941
Navigator Holdings *(A)	63,500	885
Newfield Exploration *	45,974	1,874
Newpark Resources *	85,200	391
Noble (A)	73,486	613
Nordic American Tankers	9,310	143
Oasis Petroleum *	66,700	670
Oceaneering International	3,105	103
Oil States International *	26,107	858
Pacific Ethanol *(A)	444,200	2,812
Parsley Energy, Cl A *	59,052	1,539
PBF Energy, Cl A	28,879	762
PDC Energy *	14,243	827
Pioneer Natural Resources	6,994	1,121
QEP Resources	5,559	104
Renewable Energy Group *	10,205	94
REX American Resources *	884	52
Rice Energy *	62,737	1,270
RigNet *	250,157	3,109
Rowan, Cl A	43,146	730
RSP Permian *	16,639	548
Scorpio Tankers	565,651	3,326
Ship Finance International	8,342	134
Spectra Energy	14,046	447
StealthGas *	296,200	1,389
Superior Energy Services	116,502	2,008
Synergy Resources *	594,219	3,589
Teekay	40,328	424
Tesoro	29,400	2,296
TETRA Technologies *	438,659	2,399
Tsakos Energy Navigation	93,500	605
US Silica Holdings (A)	110,893	3,164
Westmoreland Coal *(A)	227,700	1,842
Whiting Petroleum *	76,105	940
World Fuel Services	19,141	880

		67,581

Financials — 23.6%
Agree Realty ‡	12,367	526
Alexandria Real Estate Equities ‡	24,521	2,376
Alleghany *	450	245
Allied World Assurance Holdings	20,567	763
Allstate	16,047	1,083
Ally Financial *	57,626	1,034
Ambac Financial Group *	2,620	43
American Assets Trust ‡	1,893	76
American Campus Communities ‡	71,205	3,348
American Financial Group	97,803	7,167
American National Insurance	1,468	175
Ameriprise Financial	7,867	800
AMERISAFE	2,716	165

Description	Shares	Market Value ($ Thousands)
Apartment Investment & Management, Cl A ‡	70,838	$3,021
Apple Hospitality ‡	13,191	240
Arch Capital Group *	55,076	4,002
Ares Capital (A)	53,000	787
Argo Group International Holdings	10,626	559
Armada Hoffler Properties ‡	7,346	89
Arthur J Gallagher	30,771	1,487
Ashford *	670	35
Ashford Hospitality Prime ‡	3,000	32
Ashford Hospitality Trust ‡	83,700	421
Aspen Insurance Holdings	67,080	3,210
Associated Banc	72,700	1,359
Assurant	44,073	3,852
Assured Guaranty	20,298	546
Axis Capital Holdings	29,798	1,643
Banco Latinoamericano de Comercio Exterior, Cl E	65,100	1,737
Bancorpsouth	13,311	318
Bank of Hawaii	2,420	174
Bank of the Ozarks (A)	44,551	1,733
BankUnited	67,049	2,219
Bats Global Markets *	59,340	1,650
Beneficial Bancorp *	45,980	633
Blackstone Mortgage Trust, Cl A ‡	78,301	2,207
Boston Private Financial Holdings	30,891	389
Brandywine Realty Trust ‡	124,667	1,969
Brixmor Property Group ‡	70,954	1,792
Brookline Bancorp	5,890	69
Camden Property Trust ‡	15,669	1,335
Capital Bank Financial, Cl A	1,899	59
Cardinal Financial	1,735	39
CareTrust ‡	6,018	81
CatchMark Timber Trust, Cl A ‡	293,900	3,177
CBL & Associates Properties ‡	70,700	680
Cedar Realty Trust ‡	443,000	3,008
Centerstate Banks	6,842	108
Central Pacific Financial	202,572	4,856
Chatham Lodging Trust ‡	37,400	811
Chemical Financial	5,468	215
Chesapeake Lodging Trust ‡	2,833	68
Chimera Investment ‡	93,626	1,403
Clifton Bancorp	3,443	52
CNA Financial	28,100	923
CNO Financial Group	403,504	8,187
Colony Financial ‡	8,691	159
Colony Starwood Homes ‡	132,400	3,604
Columbia Property Trust ‡	15,031	310
Comerica	40,830	1,923
Commerce Bancshares	10,757	526
Communications Sales & Leasing ‡	9,981	249
Community Bank System	1,294	53
Community Trust Bancorp	17,255	623

86	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Small/Mid Cap Equity Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
Corporate Office Properties Trust ‡	38,980	$1,054
Corrections Corp of America ‡	22,899	769
Cousins Properties ‡	154,668	1,661
CubeSmart ‡	43,025	1,370
Customers Bancorp *	142,623	3,835
CyrusOne ‡	20,755	1,023
CYS Investments ‡	125,100	1,022
DCT Industrial Trust ‡	6,198	267
DDR ‡	134,139	2,309
DiamondRock Hospitality ‡	98,509	881
Digital Realty Trust ‡	11,019	1,052
Dime Community Bancshares	48,213	885
Douglas Emmett ‡	11,420	387
Duke Realty ‡	134,957	3,194
DuPont Fabros Technology ‡	39,214	1,659
E*TRADE Financial *	30,880	861
Eagle Bancorp *	66,582	3,428
East West Bancorp	9,552	369
EastGroup Properties ‡	1,953	125
Education Realty Trust ‡	23,926	1,024
Employers Holdings	79,217	2,365
Endurance Specialty Holdings	50,652	3,440
Enstar Group *	244	38
Enterprise Financial Services	17,315	495
EPR Properties ‡	5,425	387
Equinix ‡	2,197	795
Equity Commonwealth *‡	164,126	4,742
Equity One ‡	37,207	1,096
Everest Re Group	25,677	4,599
FBL Financial Group, Cl A	3,567	224
FBR	119,508	2,297
Federal Agricultural Mortgage, Cl C	2,031	73
Federated Investors, Cl B	10,583	342
FelCor Lodging Trust ‡	215,700	1,426
Fidelity Southern	11,478	188
Financial Engines (A)	128,654	3,556
First Citizens BancShares, Cl A	449	116
First Defiance Financial	15,695	634
First Financial Bancorp	1,828	36
First Foundation *	67,000	1,538
First Horizon National	52,622	766
First Industrial Realty Trust ‡	22,551	558
First Interstate Bancsystem, Cl A	25,400	736
First NBC Bank Holding *	16,639	311
First Niagara Financial Group	26,914	294
First Potomac Realty Trust ‡	2,402	22
First Republic Bank	33,604	2,433
FirstMerit	12,816	291
Flagstar Bancorp *	12,191	296
Flushing Financial	70,545	1,472
FNF Group	36,634	1,280
FNFV Group *	162,400	1,952

Description	Shares	Market Value ($ Thousands)
Forest City Realty Trust, Cl A ‡	100,196	$2,285
Franklin Financial Network *	33,900	1,051
Franklin Street Properties ‡	152,810	1,744
Fulton Financial	299,613	4,270
Gaming and Leisure Properties ‡	5,930	195
Geo Group ‡	172,766	5,746
Getty Realty ‡	28,300	572
Gramercy Property Trust ‡	445,783	3,981
Great Southern Bancorp	731	29
Great Western Bancorp	3,343	114
Hancock Holding	141,597	3,893
Hanmi Financial	44,684	1,088
Hanover Insurance Group	64,216	5,566
Hartford Financial Services Group	15,908	719
HCI Group	1,092	35
Healthcare Realty Trust ‡	4,564	145
Healthcare Trust of America, Cl A ‡	20,828	629
Heartland Financial USA	5,535	194
Hercules Capital	64,901	796
Heritage Financial	4,983	91
Heritage Insurance Holdings	2,971	39
Highwoods Properties ‡	6,285	306
HomeTrust Bancshares *	12,224	233
Horace Mann Educators	31,331	1,067
Hospitality Properties Trust ‡	99,100	2,537
Host Hotels & Resorts ‡	49,839	768
Houlihan Lokey, Cl A	32,638	788
Huntington Bancshares	565,429	5,909
Iberiabank	16,528	1,025
Independent Bank	29,628	587
Infinity Property & Casualty	8,465	660
InfraREIT ‡	2,116	36
International Bancshares	55,700	1,562
International FCStone *	12,061	336
Investment Technology Group	55,345	1,021
Investors Bancorp	333,909	3,997
Investors Real Estate Trust ‡	6,562	41
Iron Mountain ‡	35,455	1,303
Janus Capital Group	82,524	1,253
Jones Lang LaSalle	1,396	165
Kearny Financial	121,837	1,595
Kemper	125,300	4,048
Kennedy-Wilson Holdings	167,300	3,567
KeyCorp	373,896	4,793
Kilroy Realty ‡	3,489	220
Lakeland Financial	651	32
LendingTree *(A)	12,420	1,034
Lexington Realty Trust ‡	403,358	3,812
Liberty Property Trust ‡	15,878	593
Lincoln National	37,500	1,719
LPL Financial Holdings (A)	194,097	5,413
LTC Properties ‡	1,494	70

87	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Small/Mid Cap Equity Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
M&T Bank	8,028	$959
Mack-Cali Realty ‡	148,887	3,907
Maiden Holdings	299,532	3,930
MB Financial	20,671	747
MBIA *	4,561	33
Medical Properties Trust ‡	94,214	1,385
Meridian Bancorp	243,900	3,659
MFA Financial ‡	219,549	1,583
MGIC Investment *	151,378	1,067
Mid-America Apartment Communities ‡	11,902	1,226
Mortgage Investment Trust ‡	82,400	1,154
Nasdaq	29,016	1,915
National Bank Holdings, Cl A	163,549	3,475
National General Holdings	100,380	2,081
National Health Investors ‡	18,611	1,300
National Retail Properties ‡	20,240	917
National Storage Affiliates Trust ‡	112,767	2,351
National Western Life Group, Cl A	159	34
Navient	53,300	731
Navigators Group	3,021	275
NBT Bancorp	14,646	427
Nelnet, Cl A	39,700	1,456
New Residential Investments ‡	18,944	257
Northfield Bancorp	234,300	3,643
NorthStar Realty Finance ‡	108,567	1,466
OFG Bancorp	77,700	710
Old Republic International	32,710	627
Omega Healthcare Investors ‡(A)	50,954	1,626
Opus Bank	56,303	2,120
Outfront Media ‡	23,947	533
PacWest Bancorp	52,059	2,170
People’s United Financial	45,978	730
Piedmont Office Realty Trust, Cl A ‡	110,394	2,213
Piper Jaffray *	2,243	95
Popular	117,684	3,688
Post Properties ‡	18,673	1,131
Preferred Bank	13,492	444
Primerica	27,267	1,530
PrivateBancorp, Cl A	27,890	1,237
ProAssurance	1,430	75
Prospect Capital (A)	212,000	1,592
PS Business Parks ‡	7,494	740
QTS Realty Trust, Cl A ‡	6,269	324
Radian Group	6,701	83
RAIT Financial Trust ‡	22,999	76
Raymond James Financial	25,006	1,402
Rayonier ‡	3,859	100
Regency Centers ‡	43,153	3,306
Regions Financial	322,100	3,166
Reinsurance Group of America, Cl A	23,579	2,338
RenaissanceRe Holdings	5,182	599
Republic Bancorp, Cl A	31,200	865

Description	Shares	Market Value ($ Thousands)
Retail Opportunity Investments ‡	4,854	$98
Retail Properties of America, Cl A ‡	21,137	335
Rexford Industrial Realty ‡	4,460	89
RMR Group	—	—
Ryman Hospitality Properties ‡	23,103	1,133
Sabra Health Care ‡	44,600	934
Saul Centers ‡	6,870	386
Select Income ‡	103,030	2,538
Selective Insurance Group	2,862	106
Senior Housing Properties Trust ‡	152,262	2,844
Seritage Growth Properties ‡(A)	31,200	1,442
ServisFirst Bancshares (A)	19,957	1,039
Signature Bank NY *	10,372	1,400
SLM *	93,107	640
Sovran Self Storage ‡	8,659	938
Spirit Realty Capital ‡	22,825	261
Starwood Property Trust ‡	46,804	965
State Bank Financial	195,200	4,244
Sterling Bancorp	70,606	1,162
Stewart Information Services	1,116	42
Stifel Financial *	23,215	877
Stock Yards Bancorp	885	26
STORE Capital ‡	12,646	323
Summit Hotel Properties ‡	4,292	50
Sun Communities ‡	8,494	593
Sunstone Hotel Investors ‡	109,537	1,319
SunTrust Banks	21,930	961
SVB Financial Group *	12,862	1,417
Synovus Financial	155,757	5,011
Talmer Bancorp, Cl A	3,814	76
Taubman Centers ‡	5,455	374
TCF Financial	277,024	3,981
Terreno Realty ‡	1,512	36
THL Credit	79,347	872
Towne Bank	15,667	342
Trustmark	3,154	78
Two Harbors Investment ‡	148,605	1,260
Union Bankshares	1,278	35
United Community Banks	294,870	5,936
United Fire Group	11,212	462
Universal Insurance Holdings (A)	36,800	715
Univest Corp of Pennsylvania	23,745	479
Unum Group	120,347	4,443
Urstadt Biddle Properties, Cl A ‡	23,415	495
Validus Holdings	78,878	3,841
VEREIT ‡	174,900	1,677
Washington Federal	74,583	1,864
Washington Real Estate Investment Trust ‡	4,559	135
Waterstone Financial	21,999	319
Weingarten Realty Investors ‡	16,037	603
WesBanco	30,800	1,006
Westamerica Bancorporation (A)	33,081	1,609

88	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Small/Mid Cap Equity Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
Western Alliance Bancorp *	122,899	$4,633
White Mountains Insurance Group	466	375
WisdomTree Investments (A)	291,105	3,610
World Acceptance *(A)	13,400	585
WP Carey ‡	1,000	64
WR Berkley	1,744	99
Yadkin Financial	103,762	2,747
Zions Bancorporation	132,807	3,721

		387,211

Health Care — 10.2%
ABIOMED *	30,419	3,021
Acadia Healthcare *	74,425	4,381
Accuray *(A)	939,200	5,119
Adamas Pharmaceuticals *	25,579	430
Aerie Pharmaceuticals *(A)	23,870	427
Aimmune Therapeutics *(A)	26,665	409
Akorn *	46,418	1,387
Alder Biopharmaceuticals *	18,549	558
Align Technology *	66,403	5,235
Alnylam Pharmaceuticals *	25,753	1,847
AMAG Pharmaceuticals *	15,400	330
Amedisys *	1,226	62
American Renal Associates Holdings *	18,705	524
AmerisourceBergen	4,864	365
Amicus Therapeutics *(A)	69,422	491
AMN Healthcare Services *	90,365	3,374
Amsurg, Cl A *	53,455	3,998
Anacor Pharmaceuticals *	5,470	543
Analogic	629	52
AngioDynamics *	3,278	39
Anika Therapeutics *	1,739	82
Atara Biotherapeutics *(A)	86,077	1,559
athenahealth *(A)	12,232	1,552
Bio-Rad Laboratories, Cl A *	2,217	330
Bluebird Bio *	36,753	1,663
Bruker	46,395	1,225
C.R. Bard	6,027	1,320
Calithera Biosciences *	11,024	58
Cambrex *	87,450	4,277
Centene *	21,151	1,319
Charles River Laboratories International *	34,713	2,983
Community Health Systems *	70,171	943
Cooper	35,644	5,803
Cynosure, Cl A *	1,316	63
DBV Technologies ADR *(A)	55,191	1,851
Dentsply Sirona	52,096	3,238
Depomed *	29,700	607
DexCom *	52,490	3,385
Diplomat Pharmacy *(A)	99,744	3,250
Emergent Biosolutions *	35,281	1,548
Endologix *(A)	269,879	3,419

Description	Shares	Market Value ($ Thousands)
Glaukos *	18,809	$458
GW Pharmaceuticals ADR *(A)	5,514	491
Haemonetics *	5,378	151
Halyard Health *	1,447	45
HealthSouth	91,136	3,675
Healthways *	2,817	34
Hill-Rom Holdings	37,402	1,838
Humana	2,900	500
ICON *	16,598	1,169
ICU Medical *	1,086	113
Idexx Laboratories *	14,120	1,236
Impax Laboratories *	39,683	1,355
INC Research Holdings, Cl A *	92,269	4,015
Insulet *	49,233	1,478
Invacare	101,530	1,086
Juno Therapeutics *(A)	39,960	1,735
Kindred Healthcare	75,400	895
Lannett *(A)	19,092	466
LDR Holding *	155,748	3,275
LeMaitre Vascular	8,957	125
LHC Group *	15,835	665
LifePoint Hospitals *	795	53
Ligand Pharmaceuticals, Cl B *(A)	47,635	5,697
LivaNova *	1,297	63
Luminex *	18,747	386
Magellan Health Services *	9,736	645
Mallinckrodt *	26,700	1,692
Medicines *	14,270	537
Medidata Solutions *	63,513	2,918
Merit Medical Systems *	4,886	92
Molina Healthcare *	24,788	1,200
NeoGenomics *	225,720	2,025
Neurocrine Biosciences *	66,816	3,317
Nevro *(A)	45,186	3,150
Novadaq Technologies *(A)	148,899	1,438
Omnicell *	68,070	2,202
OraSure Technologies *	12,590	97
Orthofix International *	12,067	534
Otonomy *	25,188	370
OvaScience *(A)	176,451	1,304
Owens & Minor	35,785	1,334
Patterson	17,491	854
PDL BioPharma	66,608	239
Penumbra *	9,265	489
PerkinElmer	13,816	756
PharMerica *	4,270	113
Premier, Cl A *	40,935	1,302
Press Ganey Holdings *	51,700	1,759
Prothena *(A)	12,370	600
Quest Diagnostics	12,055	930
Quidel *	88,931	1,477
Quintiles Transnational Holdings *	5,043	342

89	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Small/Mid Cap Equity Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
Quorum Health *	12,521	$166
Radius Health *(A)	13,700	497
Revance Therapeutics *(A)	82,772	1,697
Sage Therapeutics *	14,553	479
SciClone Pharmaceuticals *	55,000	778
SeaSpine Holdings *	6,455	64
Select Medical Holdings *	55,400	702
Seres Therapeutics *(A)	15,410	469
Spectranetics *(A)	133,272	2,442
St. Jude Medical	16,330	1,280
STERIS	71,739	4,981
SurModics *	12,576	277
Teleflex	3,253	524
TESARO *	10,389	481
TransEnterix *	47,296	87
Trinity Biotech ADR	337,900	3,906
Triple-S Management, Cl B *	32,608	749
Ultragenyx Pharmaceutical *	10,652	779
United Therapeutics *	9,100	1,084
VCA Antech *	62,622	4,066
Vocera Communications *	220,010	2,541
VWR *	9,135	264
WellCare Health Plans *	9,621	976
West Pharmaceutical Services	17,820	1,338
Zeltiq Aesthetics *(A)	50,631	1,441

		167,855

Industrials — 16.4%
AAR	55,569	1,356
ABM Industries	102,825	3,514
ACCO Brands *	10,537	105
Actuant, Cl A	21,472	586
Advisory Board *	40,388	1,326
Aegion, Cl A *	6,160	123
AerCap Holdings *	28,419	1,111
Aerojet Rocketdyne Holdings *	80,836	1,394
AGCO	19,500	1,013
Air Transport Services Group *	79,900	1,011
Aircastle	67,002	1,416
Albany International, Cl A	30,365	1,194
Allegion	15,484	1,047
Altra Industrial Motion	14,174	383
American Woodmark *	27,790	2,244
AO Smith	9,228	759
Apogee Enterprises	13,990	633
Applied Industrial Technologies	11,173	505
ARC Document Solutions *	417,900	1,772
Astec Industries	35,980	1,919
Beacon Roofing Supply *	27,845	1,201
Brady, Cl A	12,256	390
Briggs & Stratton	68,699	1,533
BWX Technologies	122,539	4,310

Description	Shares	Market Value ($ Thousands)
Carlisle	18,096	$1,879
CEB	98,529	6,282
Celadon Group	84,600	836
Clean Harbors *	186,401	9,598
Colfax *	41,980	1,137
Comfort Systems USA	18,846	603
Copa Holdings, Cl A	1,719	89
Copart *	12,950	641
Costamare (A)	86,039	847
Covanta Holding	89,600	1,494
CRA International *	2,830	67
Crane	26,462	1,519
Deluxe	110,280	7,183
Donaldson	66,356	2,224
Dover	10,458	698
Dycom Industries *	50,887	4,320
EMCOR Group	63,055	2,998
Engility Holdings *	57,671	1,357
Ennis	34,265	626
EnPro Industries	13,372	676
Equifax	11,904	1,497
Exponent	54,750	2,952
Federal Signal	2,517	33
Fluor	35,509	1,874
Forward Air	116,429	5,296
FreightCar America	236,800	3,412
G&K Services, Cl A	2,789	209
Generac Holdings *	61,227	2,321
General Cable	44,925	614
Genesee & Wyoming, Cl A *	46,171	2,773
Gibraltar Industries *	1,823	54
Global Brass & Copper Holdings	12,157	332
Great Lakes Dredge & Dock *	1,129,500	5,150
H&E Equipment Services	64,473	1,239
Harsco	77,763	512
Heartland Express (A)	303,256	5,604
Heico	23,443	1,560
HEICO, Cl A	88,886	4,904
Heidrick & Struggles International	6,968	129
Hexcel	48,379	2,113
Hillenbrand	47,350	1,478
Huntington Ingalls Industries	34,864	5,348
Huron Consulting Group *	15,660	917
Hyster-Yale Materials Handling	677	41
ICF International *	131,724	5,372
IDEX	29,221	2,435
InnerWorkings *	119,187	1,027
Insteel Industries	6,051	168
ITT	15,806	561
Jacobs Engineering Group *	16,719	847
JetBlue Airways *	130,124	2,333
John Bean Technologies	28,120	1,706

90	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Small/Mid Cap Equity Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
Kadant	23,600	$1,174
Kansas City Southern	14,175	1,320
KAR Auction Services	27,253	1,118
KBR	174,044	2,532
Kennametal	72,921	1,785
KEYW Holding *(A)	248,500	2,217
Kirby *	92,631	6,492
Korn/Ferry International	57,980	1,673
Lincoln Electric Holdings	36,993	2,226
Macquarie Infrastructure	4,946	354
Manitowoc Foodservice *	88,937	1,465
Manpowergroup	49,491	3,947
Masco	46,211	1,508
Matthews International, Cl A	57,510	3,156
Meritor *	261,761	2,314
Middleby *	8,530	1,059
Mistras Group *	3,276	81
Moog, Cl A *	18,795	1,014
MRC Global *	31,525	447
MSC Industrial Direct, Cl A	74,378	5,575
Multi-Color	7,138	445
MYR Group *	1,654	40
NACCO Industries, Cl A	2,259	119
National Presto Industries	4,328	387
Navigant Consulting *	2,198	35
Nordson	10,050	874
Northwest Pipe *	26,508	247
NV5 Global *	28,560	778
Old Dominion Freight Line *	34,280	2,206
Orbital ATK	1,641	143
Orion Marine Group *	318,400	1,487
Oshkosh Truck	47,100	2,162
Owens Corning	80,569	4,115
Parker Hannifin	5,450	626
Paylocity Holding *	29,101	1,068
PGT *	71,815	770
Pitney Bowes	103,400	1,926
Primoris Services	70,900	1,526
Proto Labs *(A)	32,369	2,130
Quad, Cl A	6,434	124
Quanta Services *	9,926	238
Rand Logistics *	150,387	132
RBC Bearings *	15,780	1,182
Regal-Beloit	26,235	1,499
Resources Connection	42,968	669
Ritchie Bros Auctioneers	66,042	2,161
Roadrunner Transportation Systems *	179,052	1,441
RPX *	13,722	138
RR Donnelley & Sons	43,256	705
Ryder System	17,600	1,225
Saia *	50,591	1,319
Sensata Technologies Holding *	159,134	5,885

Description	Shares	Market Value ($ Thousands)
SkyWest	3,268	$77
Spirit AeroSystems Holdings, Cl A *	57,626	2,696
SPX FLOW *	10,326	309
Standex International	7,986	692
Stericycle *	9,435	925
Sterling Construction *	168,850	853
TAL International Group	24,400	350
Team *	21,837	662
Teledyne Technologies *	3,899	383
Tennant	82,039	4,405
Terex	8,201	174
Tetra Tech	85,586	2,619
Textainer Group Holdings (A)	9,800	131
Timken	22,400	745
Titan Machinery *(A)	144,000	1,536
TransDigm Group *	5,915	1,559
TriMas *	33,877	579
TriNet Group *	312,360	6,294
Trinity Industries	72,400	1,308
Triumph Group	55,562	2,096
Tutor Perini *	210,900	4,771
UniFirst	5,724	662
Universal Forest Products	10,314	866
Valmont Industries	10,905	1,508
Wabash National *	57,200	811
WABCO Holdings *	5,510	595
Wabtec	28,316	2,191
Waste Connections (A)	24,640	1,613
Watts Water Technologies, Cl A	10,711	616
Werner Enterprises	49,471	1,231
Woodward Governor	49,364	2,811
XPO Logistics *(A)	27,350	800
Xylem	58,095	2,595

		269,452

Information Technology — 16.6%
Advanced Energy Industries *	5,575	213
Alarm.com Holdings *(A)	83,800	1,777
Amdocs	8,000	464
Amkor Technology *	30,987	196
Ansys *	283	25
Applied Micro Circuits *	229,836	1,512
Arista Networks *(A)	5,760	422
Arrow Electronics *	38,479	2,487
Aspen Technology *	28,804	1,098
Atlassian, Cl A *(A)	37,117	838
Avnet	47,251	1,939
Bankrate *	22,886	208
Barracuda Networks *(A)	164,350	2,828
Benchmark Electronics *	78,767	1,633
Black Box	39,167	492
Blackbaud	51,845	3,249

91	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Small/Mid Cap Equity Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
Blackhawk Network Holdings, Cl A *	25,980	$894
Booz Allen Hamilton Holding, Cl A	60,040	1,757
Broadridge Financial Solutions	22,775	1,462
BroadSoft *	39,510	1,723
Brocade Communications Systems	260,661	2,362
CACI International, Cl A *	17,885	1,802
Cadence Design Systems *	413,093	10,212
CalAmp *	74,650	1,122
Cavium *	8,438	420
CDW	31,494	1,340
ChannelAdvisor *	347,848	4,313
Ciber *	1,012,200	1,255
Ciena *	92,246	1,611
Cimpress *(A)	55,871	5,597
Citrix Systems *	13,034	1,107
Coherent *	22,812	2,159
Cohu	26,143	309
CommScope Holding *	57,735	1,798
CommVault Systems *	33,870	1,534
Computer Sciences	30,100	1,481
Comtech Telecommunications	8,359	193
Convergys	91,108	2,568
CoStar Group *	20,745	4,286
Criteo ADR *(A)	38,830	1,742
CSG Systems International	55,980	2,380
CSRA	30,100	746
Cypress Semiconductor	182,444	1,939
Demandware *(A)	85,416	4,099
Descartes Systems Group *	126,470	2,648
Diebold	59,081	1,527
Digi International *	200,398	2,212
DST Systems	45,269	5,474
EMCORE *	23,618	134
EPAM Systems *	32,130	2,458
ePlus *	7,300	639
Euronet Worldwide *	101,230	8,079
Everi Holdings *	19,036	27
Exar *	640,000	4,371
ExlService Holdings *	12,776	662
Fair Isaac	19,441	2,166
Fairchild Semiconductor International, Cl A *	8,659	172
Fidelity National Information Services	15,457	1,148
Finisar *	22,200	373
First Solar *	17,530	870
FleetMatics Group *	99,618	4,074
Flextronics International *	329,217	4,099
Fortinet *	22,140	757
Gartner *	49,313	5,011
Global Payments	31,225	2,426
Globant *(A)	42,030	1,687
Guidewire Software *	67,026	3,934
Hackett Group	147,945	2,163

Description	Shares	Market Value ($ Thousands)
Harris	9,700	$764
Himax Technologies ADR (A)	82,605	809
HubSpot *	27,910	1,333
IAC	9,638	539
II-VI *	11,176	228
Ingram Micro, Cl A	9,664	335
Insight Enterprises *	53,509	1,452
Integrated Device Technology *	46,840	1,094
Intersil, Cl A	116,881	1,580
InterXion Holding *	44,835	1,680
Ixia *	93,843	953
IXYS	11,980	131
Juniper Networks	31,053	727
Kulicke & Soffa Industries *	29,529	369
Leidos Holdings	4,761	235
Lexmark International, Cl A	49,300	1,867
Liquidity Services *	22,290	149
Littelfuse	57,938	6,636
LogMeIn *	19,347	1,185
Lumentum Holdings *	37,285	945
M *(A)	44,013	1,585
Manhattan Associates *	26,030	1,716
ManTech International, Cl A	4,341	156
Marvell Technology Group	297,906	3,048
Maxim Integrated Products	29,407	1,116
MAXIMUS	37,758	2,177
Mellanox Technologies *	24,670	1,169
Mentor Graphics	75,610	1,621
Mercury Systems *	40,665	864
Microchip Technology (A)	20,072	1,037
Microsemi *	88,535	2,995
MKS Instruments	12,623	517
Monolithic Power Systems	48,388	3,306
Multi-Fineline Electronix *	28,562	632
NCR *	69,300	2,140
NETGEAR *	74,182	3,338
NeuStar, Cl A *	4,780	113
New Relic *(A)	60,213	1,816
Nuance Communications *	85,627	1,432
Oclaro *(A)	184,240	923
Pandora Media *(A)	56,328	664
Photronics *	4,669	45
Plantronics	27,300	1,215
Plexus *	33,217	1,459
Progress Software *	13,117	345
Proofpoint *	30,737	1,802
PTC *	71,965	2,572
Q2 Holdings *	59,320	1,482
QAD, Cl A	86,535	1,626
Qlik Technologies *	44,580	1,279
QLogic *	21,651	300
Qorvo *	21,530	1,097

92	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Small/Mid Cap Equity Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
Quantum *	302	$—
QuinStreet *	30,252	112
RealPage *	133,371	2,901
RetailMeNot *	34,235	247
RingCentral, Cl A *	63,106	1,246
Rovi *	14,116	237
Rudolph Technologies *	57,300	837
Sanmina *	73,977	1,982
Seagate Technology (A)	44,900	1,013
Semtech *	29,877	703
Shutterstock *(A)	67,800	2,845
Silicon Laboratories *	22,718	1,130
Silver Spring Networks *	11,503	150
Sonus Networks *	4,649	43
SPS Commerce *	33,902	1,848
SS&C Technologies Holdings	68,951	4,247
Stamps.com *(A)	10,094	918
Stratasys *(A)	72,410	1,652
SuperCom *(A)	196,400	748
Sykes Enterprises *	42,131	1,256
Synaptics *	15,480	1,050
SYNNEX	5,019	457
Synopsys *	29,433	1,521
Take-Two Interactive Software *	39,535	1,538
Tech Data *	52,540	3,970
Telenav *	17,335	81
TeleTech Holdings	19,741	539
Teradata *(A)	52,200	1,479
Teradyne	170,671	3,381
Total System Services	16,456	884
Trimble Navigation *	278,619	7,127
Tyler Technologies *	28,490	4,367
Ultimate Software Group *	16,184	3,309
Ultratech *	131,600	3,002
United Online *	11,862	130
Vantiv, Cl A *	22,962	1,235
VeriFone Holdings *	98,645	2,604
Viavi Solutions *	161,500	1,103
Western Digital	20,300	945
Xcerra *	243,941	1,593

		271,731

Materials — 3.5%
AK Steel Holding *	11,432	49
Albemarle	13,543	1,063
Allegheny Technologies (A)	274,726	3,401
Ashland	13,262	1,503
Avery Dennison	20,478	1,523
Axiall	5,028	117
Ball	17,830	1,289
Bemis	20,934	1,054
Berry Plastics Group *	133,127	5,215

Description	Shares	Market Value ($ Thousands)
Cabot	79,359	$3,627
Carpenter Technology	44,600	1,429
Century Aluminum *(A)	79,855	516
Chemours	58,589	510
Clearwater Paper *	11,700	733
Crown Holdings *	34,084	1,778
Domtar	36,200	1,399
Eastman Chemical	9,900	726
Flotek Industries *(A)	78,668	925
FMC	30,646	1,455
FutureFuel	22,466	250
Glatfelter	39,200	804
Graphic Packaging Holding	21,777	292
Headwaters *	75,615	1,436
Huntsman	149,137	2,227
Ingevity *	643	19
Innophos Holdings	15,694	602
Innospec	10,276	499
Kaiser Aluminum	15,930	1,365
Martin Marietta Materials	7,906	1,495
Olin	83,629	1,924
Owens-Illinois *	19,882	376
PolyOne	85,917	3,219
Rayonier Advanced Materials	29,725	385
Real Industry *	67,548	458
Reliance Steel & Aluminum	6,407	476
Schweitzer-Mauduit International	98,400	3,385
Scotts Miracle-Gro, Cl A	8,510	591
Sealed Air	29,413	1,366
Silgan Holdings	8,588	439
Sonoco Products	5,148	245
Steel Dynamics	50,601	1,249
Stepan	2,076	120
Summit Materials, Cl A *	131,243	2,855
SunCoke Energy	6,362	38
Tahoe Resources	10,406	124
TimkenSteel	8,544	77
Tredegar	1,390	23
Tronox, Cl A (A)	124,711	577
UFP Technologies *	32,800	707
United States Steel (A)	45,933	665
WestRock	3,861	153
Worthington Industries	560	21
WR Grace	16,279	1,264

		58,038

Telecommunication Services — 0.7%
8x8 *	246,300	3,145
Atlantic Telegraph-Network	8,210	612
Cincinnati Bell *	96,859	385
Cogent Communications Holdings	51,362	2,045
IDT, Cl B	13,561	202

93	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Small/Mid Cap Equity Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
Inteliquent	84,732	$1,417
Intelsat *	21,935	71
Iridium Communications *(A)	204,300	1,783
Ooma *	14,529	100
Telephone & Data Systems	23,495	676
US Cellular *	4,443	168
Vonage Holdings *	92,103	425

		11,029

Utilities — 4.0%
AGL Resources	9,193	605
ALLETE	69,778	4,029
Alliant Energy	64,254	2,381
Ameren	28,700	1,422
American States Water	9,561	374
American Water Works	31,261	2,316
Aqua America	7,188	232
Atmos Energy	41,013	2,990
Avista	46,958	1,889
Black Hills (A)	25,000	1,514
Cadiz *(A)	114,973	700
California Water Service Group	53,500	1,560
Chesapeake Utilities	22,280	1,285
CMS Energy	33,415	1,397
DTE Energy	13,696	1,242
Edison International	15,361	1,100
El Paso Electric	1,493	67
Great Plains Energy	88,139	2,572
Hawaiian Electric Industries *	8,100	266
IDACORP	13,252	970
ITC Holdings	6,416	286
MDU Resources Group	7,577	173
MGE Energy	883	45
Northwest Natural Gas	1,716	94
NorthWestern	9,115	528
OGE Energy	110,652	3,341
ONE Gas	17,470	1,025
Ormat Technologies	1,047	46
Piedmont Natural Gas	5,735	344
Pinnacle West Capital	77,487	5,702
PNM Resources	107,250	3,522
Portland General Electric	129,569	5,336
PPL	24,174	932
Questar	43,372	1,093
SCANA	52,967	3,703
SJW	3,607	124
South Jersey Industries	58,650	1,694
Southwest Gas	9,367	650
Spark Energy, Cl A	3,165	95
Spire	1,807	115
Talen Energy *	4,553	52
TECO Energy	12,594	347

Description	Shares		Market Value ($ Thousands)
UGI	74,030		$3,177
Unitil	1,986		79
Vectren	23,928		1,189
Westar Energy, Cl A	57,751		3,253

			65,856

Total Common Stock (Cost $1,365,825) ($ Thousands)			1,564,750

EXCHANGE TRADED FUND — 0.1%

Exchange Traded Fund — 0.1%
iShares Russell 2000 Value Fund	23,200		2,249

Total Exchange Traded Fund (Cost $2,085) ($ Thousands)			2,249

	Number of Rights

RIGHTS — 0.0%

United States — 0.0%
Dyax, Expires 12/31/2019	60		—

Total Rights (Cost $—) ($ Thousands)			—

	Shares

AFFILIATED PARTNERSHIP — 9.3%
SEI Liquidity Fund, L.P.
0.410% **†(B)	152,985,404		152,985

Total Affiliated Partnership (Cost $152,985) ($ Thousands)			152,985

	Face Amount (Thousands	)

U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bills
0.322%, 08/18/2016 (C)(D)	$1,015		1,014

Total U.S. Treasury Obligation (Cost $1,014) ($ Thousands)			1,014

94	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Small/Mid Cap Equity Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
CASH EQUIVALENT — 4.8%
SEI Daily Income Trust, Prime Obligation Fund, Cl A
0.270% **†	78,824,896	$78,825

Total Cash Equivalent (Cost $78,825) ($ Thousands)		78,825

Total Investments — 109.6% (Cost $1,600,734) ($ Thousands)		$1,799,823

A list of the open futures contracts held by the Fund at May 31, 2016, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation ($ Thousands)
Russell 2000 Index E-MINI	31	Jun-2016	$189
S&P Mid Cap 400 Index E-MINI	28	Jun-2016	187

			$376

For the year ended May 31, 2016, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

Percentages are based on a Net Assets of $1,642,784 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of May 31, 2016.

†	Investment in Affiliated Security (see Note 6).

‡	Real Estate Investment Trust.

(A)	This security or a partial position of this security is on loan at May 31, 2016. The total market value of securities on loan at May 31, 2016 was $149,493 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan. The total market value of such securities as of May 31, 2016 was $152,985 ($Thousands).

(C)	The rate reported is the effective yield at time of purchase.

(D)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

ADR — American Depositary Receipt

AID — Agency for International Development

Cl — Class

L.P. — Limited Partnership

MYR — Malaysian Ringgit

PIPE — Private Investment in Public Entity

REIT — Real Estate Investment Trust

S&P — Standard & Poor’s

SPX — Standard & Poor’s 500 Index

The following is a list of the level of inputs used as of May 31, 2016, in valuing the Fund’s investments and other financial instruments carried a value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,564,750	$—	$—	$1,564,750
Exchange Traded Fund	2,249	—	—	2,249
Right	—	—	—	—
Affiliated Partnership	—	152,985	—	152,985
U.S. Treasury Obligation	—	1,014	—	1,014
Cash Equivalent	78,825	—	—	78,825

Total Investments in Securities	$1,645,824	$153,999	$—	$1,799,823

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$376	$—	$—	$376

Total Other Financial Instruments	$376	$—	$—	$376

*	Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2016, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

95	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

U.S. Managed Volatility Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 98.5%
Consumer Discretionary — 9.9%
Aaron’s	93,911	$2,357
Abercrombie & Fitch, Cl A	60,555	1,205
American Eagle Outfitters	266,306	4,165
Aramark	149,337	4,972
AutoZone *	4,200	3,201
Bed Bath & Beyond	177,047	7,923
Best Buy	26,454	851
Big Lots	89,544	4,683
BJ’s Restaurants *	7,547	338
Brinker International	183,311	8,244
Canadian Tire, Cl A	77,700	8,506
Cheesecake Factory	88,530	4,415
Chico’s FAS	198,028	2,149
Cogeco Communications	13,400	703
Comcast, Cl A	104,000	6,583
Cooper Tire & Rubber	21,062	677
Cooper-Standard Holding *	4,652	400
Cracker Barrel Old Country Store	2,634	399
CST Brands	12,481	473
Del Frisco’s Restaurant Group *	3,767	58
Dillard’s, Cl A	43,914	2,596
Dollar General	54,064	4,860
Eldorado Resorts *	23,701	353
Escalade	6,097	69
Foot Locker	122,823	6,868
GameStop, Cl A	28,187	820
Gannett	146,558	2,289
Genuine Parts	19,518	1,892
Hemisphere Media Group, Cl A *	11,030	120
Hooker Furniture	1,279	31
HSN	41,600	2,179
Jack in the Box	11,443	975
John Wiley & Sons, Cl A	5,143	277
Kohl’s	107,400	3,871
LKQ *	22,004	728
Macy’s	42,600	1,415
Mattel	17,010	542
McDonald’s	19,786	2,415
Michael Kors Holdings *	132,421	5,657
MSG Networks *	134,955	2,336
Murphy USA *	88,400	6,010
National CineMedia	16,509	241
News, Cl A	60,414	723
NVR *	2,423	4,199
Panera Bread, Cl A *	9,582	2,100
PetMed Express	21,310	401
Regal Entertainment Group, Cl A	19,324	406
Sally Beauty Holdings *	137,600	3,952
Scripps Networks Interactive, Cl A	70,000	4,504
Sportsman’s Warehouse Holdings *	4,039	35
Staples	265,352	2,335

Description	Shares	Market Value ($ Thousands)
Starbucks	20,074	$1,102
Target	232,529	15,993
Texas Roadhouse, Cl A	2,218	99
Thomson Reuters	17,972	756
Viacom, Cl B	109,400	4,854

		150,305

Consumer Staples — 17.5%
Altria Group	378,949	24,116
Amplify Snack Brands *	3,138	41
Archer-Daniels-Midland	74,600	3,191
B&G Foods, Cl A	3,307	142
Blue Buffalo Pet Products *	6,905	178
Brown-Forman, Cl B	24,314	2,384
Bunge	132,400	8,880
Calavo Growers	2,483	141
Cal-Maine Foods	86,738	3,860
Campbell Soup	82,931	5,023
Casey’s General Stores	4,367	525
Church & Dwight	10,602	1,044
Clorox	82,191	10,565
Coca-Cola European Partners	82,567	3,204
ConAgra Foods	128,800	5,886
Costco Wholesale	20,086	2,988
CVS Health	59,500	5,739
Dean Foods	226,481	4,140
Dr. Pepper Snapple Group	166,980	15,262
Flowers Foods	184,658	3,462
General Mills	156,000	9,794
Hershey	54,362	5,048
Hormel Foods	105,457	3,629
Ingredion	78,059	9,165
J&J Snack Foods	4,374	461
John B Sanfilippo & Son	2,489	118
Kellogg	72,578	5,398
Kimberly-Clark	75,617	9,606
Kroger	496,469	17,754
Lancaster Colony	4,520	548
McCormick	55,206	5,359
Metro, Cl A	88,500	3,006
National Beverage *	2,408	125
Nu Skin Enterprises, Cl A	72,524	2,861
Orchids Paper Products	5,799	184
PepsiCo	106,325	10,757
Philip Morris International	111,215	10,975
Pinnacle Foods	83,881	3,534
Sanderson Farms	91,704	8,227
Snyder’s-Lance	7,995	247
Sysco	217,124	10,446
Tyson Foods, Cl A	233,907	14,919
Universal	47,006	2,571
Vector Group	27,799	597

96	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

U.S. Managed Volatility Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
Wal-Mart Stores	330,760	$23,411
Weis Markets	81,847	4,106
Whole Foods Market	101,639	3,288

		266,905

Energy — 0.8%
Adams Resources & Energy	1,049	41
Exxon Mobil	115,600	10,291
Frank’s International	95,543	1,529
Memorial Resource Development *	47,338	748

		12,609

Financials — 18.1%
Allied World Assurance Holdings	53,495	1,984
Allstate	186,711	12,605
American Capital Agency ‡	79,200	1,496
American Capital Mortgage Investment ‡	11,717	185
American Financial Group	137,852	10,102
American National Insurance	8,758	1,047
AMERISAFE	2,204	134
Annaly Capital Management ‡	667,000	7,057
Anworth Mortgage Asset ‡	50,060	232
Apollo Commercial Real Estate Finance ‡	305,527	4,953
Arch Capital Group *	52,286	3,799
Ares Commercial Real Estate ‡	10,956	131
Argo Group International Holdings	4,488	236
Aspen Insurance Holdings	110,525	5,289
Assured Guaranty	52,025	1,399
Atlas Financial Holdings *	16,638	299
Axis Capital Holdings	238,048	13,128
Bank of Marin Bancorp	763	39
Beneficial Bancorp *	11,281	155
BNC Bancorp	10,354	247
BOK Financial	102,929	6,561
Canadian Imperial Bank of Commerce	65,200	5,072
Capitol Federal Financial	52,256	710
Capstead Mortgage ‡	39,925	386
CBL & Associates Properties ‡	142,551	1,371
CBOE Holdings	156,030	9,931
Charter Financial	8,051	107
Chimera Investment ‡	151,739	2,275
Community Trust Bancorp	2,375	86
Corrections Corp of America ‡	166	6
CU Bancorp *	3,267	75
Cullen/Frost Bankers	12,504	837
Donegal Group, Cl A	3,072	50
Easterly Government Properties ‡	20,000	374
Employers Holdings	5,887	176
Endurance Specialty Holdings	143,363	9,737
Equity LifeStyle Properties ‡	58,451	4,284
Erie Indemnity, Cl A	10,152	994
Essent Group *	14,914	326

Description	Shares	Market Value ($ Thousands)
Everest Re Group	99,649	$17,848
Farmers Capital Bank	530	14
Fidelity Southern	16,739	274
First Business Financial Services	5,209	129
First Interstate Bancsystem, Cl A	3,743	108
Four Corners Property Trust ‡	14,087	274
Genworth MI Canada	22,800	587
Guaranty Bancorp	4,827	77
Hanover Insurance Group	41,400	3,589
Heritage Insurance Holdings	14,637	193
James River Group Holdings	792	28
Ladder Capital, Cl A ‡	8,527	105
Lamar Advertising, Cl A ‡	13,108	853
Mercury General	4,798	252
MFA Financial ‡	1,182,993	8,529
Mid-America Apartment Communities ‡	45,700	4,707
MidWestOne Financial Group	4,003	117
Monogram Residential Trust ‡	13,042	132
National Bank of Canada	119,200	3,966
National Health Investors ‡	68,200	4,762
New York Mortgage Trust ‡	10,674	63
Northwest Bancshares	14,483	214
Old Second Bancorp	17,266	125
Opus Bank	550	21
Outfront Media ‡	53,562	1,191
Pacific Premier Bancorp *	20,127	503
PennyMac Mortgage Investment Trust ‡	251,400	3,869
Peoples Financial Services	3,680	136
Piedmont Office Realty Trust, Cl A ‡	226,600	4,543
PNC Financial Services Group	125,700	11,280
Preferred Bank	5,536	182
ProAssurance	5,469	287
Progressive	149,300	4,972
PS Business Parks ‡	3,573	353
Reinsurance Group of America, Cl A	43,274	4,290
RenaissanceRe Holdings	96,961	11,200
Retail Properties of America, Cl A ‡	18,518	293
Ryman Hospitality Properties ‡	70,290	3,448
Select Income ‡	197,068	4,854
Silver Bay Realty Trust ‡	32,625	510
Starwood Property Trust ‡	320,852	6,616
Stonegate Bank	17,321	554
Talmer Bancorp, Cl A	6,139	122
Toronto-Dominion Bank	140,900	6,152
Travelers	184,538	21,063
Triumph Bancorp *	1,315	21
Two Harbors Investment ‡	834,544	7,077
Validus Holdings	313,104	15,245
Virtu Financial, Cl A	20,798	370
Waterstone Financial	8,424	122
Wells Fargo	140,300	7,116

97	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

U.S. Managed Volatility Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
Welltower ‡	71,800	$4,948

		276,159

Health Care — 14.8%
AbbVie	92,600	5,827
Addus HomeCare *	5,718	114
Aetna	71,200	8,062
Amgen	20,800	3,285
Anthem	56,700	7,493
Baxalta	94,900	4,292
Bristol-Myers Squibb	71,882	5,154
C.R. Bard	20,835	4,564
Cardinal Health	187,600	14,811
Chemed	3,333	435
Computer Programs & Systems	6,275	259
DaVita HealthCare Partners *	40,357	3,120
Eli Lilly	21,291	1,597
Express Scripts Holding *	77,500	5,855
Gilead Sciences	49,256	4,288
HCA Holdings *	20,662	1,612
Henry Schein *	7,844	1,363
Heska *	6,493	236
Hill-Rom Holdings	49,340	2,424
Humana	12,600	2,174
ICON *	59,538	4,194
ICU Medical *	3,520	366
Johnson & Johnson	323,143	36,415
LeMaitre Vascular	14,166	198
Luminex *	14,411	297
McKesson	51,221	9,381
Merck	444,586	25,012
Meridian Bioscience	23,234	453
MiMedx Group *	25,495	201
Myriad Genetics *	50,164	1,700
NeoGenomics *	30,133	270
Owens & Minor	115,757	4,317
Patterson	88,805	4,335
Pfizer	679,575	23,581
PharMerica *	2,713	72
Quality Systems	6,425	82
Quest Diagnostics	127,199	9,816
Quintiles Transnational Holdings *	13,742	933
Teleflex	40,363	6,502
United Therapeutics *	36,796	4,381
UnitedHealth Group	47,100	6,296
Utah Medical Products	2,986	195
Varian Medical Systems *	47,272	3,914
Vocera Communications *	17,563	203
Waters *	26,455	3,639
West Pharmaceutical Services	5,594	420
Zoetis, Cl A	20,521	973

		225,111

Description	Shares	Market Value ($ Thousands)
Industrials — 5.4%
Alaska Air Group	10,294	$684
American Airlines Group	16,188	517
Blue Bird *	4,608	51
Boeing	36,100	4,554
CBIZ *	334,000	3,527
Deere	116,700	9,603
Delta Air Lines	87,267	3,793
FedEx	25,700	4,240
Global Brass & Copper Holdings	14,155	386
Hub Group, Cl A *	6,628	265
Huntington Ingalls Industries	31,321	4,805
Insperity	5,992	431
Kaman	86,000	3,673
KAR Auction Services	37,702	1,547
Landstar System	53,587	3,636
Lockheed Martin	24,211	5,719
Masonite International *	4,138	289
Northrop Grumman	47,700	10,144
Raytheon	56,100	7,275
Republic Services, Cl A	84,200	4,065
RR Donnelley & Sons	26,078	425
Spirit AeroSystems Holdings, Cl A *	21,462	1,004
United Technologies	92,000	9,253
Vectrus *	3,515	89
Waste Management	40,000	2,438

		82,413

Information Technology — 11.0%
Accenture, Cl A	34,939	4,157
Activision Blizzard	94,071	3,693
Amdocs	397,432	23,047
Apple	84,600	8,448
Aspen Technology *	115,489	4,402
AVX	471,700	6,514
Blackhawk Network Holdings, Cl A *	10,410	358
Booz Allen Hamilton Holding, Cl A	139,987	4,097
Broadridge Financial Solutions	49,352	3,168
Brocade Communications Systems	70,770	641
CA	143,195	4,628
CDW	35,338	1,504
Cisco Systems	495,700	14,400
Comtech Telecommunications	1,637	38
Convergys	184,400	5,198
CSG Systems International	114,696	4,876
DST Systems	17,268	2,088
eBay *	164,341	4,020
Forrester Research	11,180	412
Harris	37,300	2,938
IAC	71,363	3,988
Ingram Micro, Cl A	49,435	1,712
Intel	327,900	10,358

98	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

U.S. Managed Volatility Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
International Business Machines	77,400	$11,900
MAXIMUS	2,769	160
Motorola Solutions	76,615	5,307
NetApp	82,105	2,096
NIC	14,159	281
Oracle	116,000	4,663
Pure Storage, Cl A *	2,706	32
Qualcomm	120,100	6,596
RealPage *	8,729	190
Reis	5,899	138
Sapiens International	11,982	146
Symantec	238,088	4,133
Take-Two Interactive Software *	110,401	4,296
Tech Data *	26,306	1,988
VeriSign *	48,687	4,161
Western Union	374,000	7,274

		168,046

Materials — 2.4%
Avery Dennison	58,200	4,329
Bemis	99,000	4,984
Compass Minerals International	36,251	2,826
International Paper	92,200	3,887
Kaiser Aluminum	45,000	3,857
Mosaic	95,700	2,414
Newmont Mining	80,551	2,611
Pan American Silver	75,995	1,074
Scotts Miracle-Gro, Cl A	48,100	3,343
Sonoco Products	158,200	7,541

		36,866

Telecommunication Services — 6.0%
AT&T	720,736	28,217
BCE	125,300	5,790
CenturyLink	226,600	6,145
Hawaiian Telcom Holdco *	11,011	225
NTT DOCOMO ADR	135,700	3,398
Rogers Communications, Cl B	115,800	4,426
SK Telecom ADR	207,600	4,324
TELUS Toronto Stock Exchange	176,800	5,619
Verizon Communications	661,291	33,660

		91,804

Utilities — 12.6%
AES	60,364	669
ALLETE	6,129	354
Ameren	156,900	7,774
American Electric Power	266,804	17,270
Artesian Resources, Cl A	5,850	165
Atmos Energy	6,038	440
Avista	57,389	2,308
CMS Energy	100,155	4,189
Consolidated Edison	211,386	15,486

Description	Shares	Market Value ($ Thousands)
DTE Energy	41,177	$3,734
Edison International	265,593	19,024
El Paso Electric	7,153	319
Entergy	201,443	15,294
Exelon	343,184	11,761
FirstEnergy	371,556	12,191
Great Plains Energy	133,806	3,905
IDACORP	23,049	1,687
MGE Energy	4,857	246
NiSource	173,762	4,146
Northwest Natural Gas	9,450	519
NorthWestern	6,293	365
PG&E	160,651	9,652
Pinnacle West Capital	156,705	11,532
PNM Resources	27,318	897
Portland General Electric	128,662	5,298
PPL	141,200	5,442
Public Service Enterprise Group	387,616	17,346
SCANA	82,800	5,789
Southern	123,206	6,091
Southwest Gas	45,659	3,170
Spire	26,718	1,699
UGI	13,340	573
Unitil	14,975	593
Vectren	7,318	364
Xcel Energy	24,013	993

		191,285

Total Common Stock (Cost $1,276,417) ($ Thousands)		1,501,503

	Face Amount (Thousands)
U.S. TREASURY OBLIGATION — 0.2%
U.S. Treasury Bills
0.233%, 08/18/2016 (A)(B)	$3,540	3,538

Total U.S. Treasury Obligation (Cost $3,538) ($ Thousands)		3,538

	Shares

CASH EQUIVALENT — 0.2%
SEI Daily Income Trust, Prime Obligation Fund, Cl A
0.270% **†	3,593,737	3,594

Total Cash Equivalent (Cost $3,594) ($ Thousands)		3,594

Total Investments — 98.9% (Cost $1,283,549) ($ Thousands)		$1,508,635

99	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

U.S. Managed Volatility Fund

May 31, 2016

A list of the open futures contracts held by the Fund at May 31, 2016, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation ($ Thousands)
S&P 500 Index E-MINI	80	Jun-2016	$249

For the year ended May 31, 2016, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

Percentages are based on a Net Assets of $1,524,568 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of May 31, 2016.

†	Investment in Affiliated Security (see Note 6).

‡	Real Estate Investment Trust.

(A)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

(B)	The rate reported is the effective yield at time of purchase.

ADR — American Depositary Receipt

Cl — Class

S&P— Standard & Poor’s

The following is a list of the level of inputs used as of May 31, 2016, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,501,503	$—	$—	$1,501,503
U.S. Treasury Obligation	—	3,538	—	3,538
Cash Equivalent	3,594	—	—	3,594

Total Investments in Securities	$1,505,097	$3,538	$—	$1,508,635

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$249	$—	$—	$249

*	Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2016, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

100	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Global Managed Volatility Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 93.5%
Australia — 3.7%
AGL Energy	279,803	$3,768
Amcor	294,848	3,477
Aristocrat Leisure	81,976	764
ASX	40,415	1,303
Aurizon Holdings	526,701	1,721
AusNet Services	819,508	935
Bank of Queensland	16,815	142
Boral	97,446	480
CIMIC Group	17,234	467
Coca-Cola Amatil	413,243	2,658
Cochlear	12,881	1,126
CSL	36,574	3,067
Flight Centre Travel Group	34,069	780
Goodman Group ‡	203,513	1,048
GPT Group ‡	96,869	378
Harvey Norman Holdings	127,502	421
Healthscope	224,274	487
Iluka Resources	11,335	53
LendLease Group	136,132	1,325
Medibank Pvt	161,009	373
Mirvac Group ‡	181,624	256
Newcrest Mining *	95,566	1,320
Orica	60,542	597
Qantas Airways	304,482	679
REA Group	2,924	119
Rio Tinto	1,908	62
Sonic Healthcare	109,475	1,697
Stockland ‡	443,203	1,455
Tabcorp Holdings	347,333	1,112
Tatts Group	512,794	1,464
Telstra	335,940	1,360
TPG Telecom	6,786	61
Treasury Wine Estates	74,699	560
Vicinity Centres ‡	84,077	199
Wesfarmers	105,788	3,114
Westfield ‡	41,512	322
Woolworths	9,993	160

		39,310

Austria — 0.3%
Atrium European Real Estate	26,177	111
BUWOG	18,259	393
Flughafen Wien	3,738	413
Oesterreichische Post	52,044	1,865
Telekom Austria	74,555	462
Voestalpine	13,828	474

		3,718

Belgium — 0.5%
bpost	109,000	2,875
Colruyt	17,428	1,036
Elia System Operator	4,533	229

Description	Shares	Market Value ($ Thousands)
Proximus	27,037	$879

		5,019

Canada — 8.9%
Agnico Eagle Mines	2,300	104
Alimentation Couche-Tard, Cl B	29,378	1,296
Atco, Cl I	16,300	538
Bank of Montreal	102,193	6,430
BCE	227,436	10,486
Canadian Imperial Bank of Commerce	62,918	4,894
Canadian National Railway	2,608	155
Canadian Tire, Cl A	79,932	8,750
CCL Industries, Cl B	9,781	1,745
CGI Group, Cl A *	2,713	127
CI Financial	30,122	661
Cineplex	9,880	390
Constellation Software	4,475	1,823
Dollarama	44,531	3,074
Emera	64,754	2,288
Empire, Cl A	156,277	2,684
Fairfax Financial Holdings	2,434	1,254
First Capital Realty	68,160	1,095
Fortis	44,681	1,401
Franco-Nevada	17,768	1,127
George Weston	30,490	2,643
Great-West Lifeco	7,495	203
H&R ‡	45,709	742
IGM Financial	8,225	241
Industrial Alliance Insurance & Financial Services	6,016	196
Intact Financial	59,761	4,189
Jean Coutu Group, Cl A	22,107	350
Killam Apartment ‡	87,280	794
Kinross Gold *	16,700	72
Manitoba Telecom Services	23,984	693
Maple Leaf Foods	10,100	227
Metro, Cl A	65,965	2,241
Morguard ‡	5,427	62
National Bank of Canada	112,610	3,747
Open Text	25,137	1,476
Power Financial	19,394	471
RioCan ‡	56,415	1,183
Rogers Communications, Cl B	134,063	5,124
Rogers Sugar	23,300	102
Royal Bank of Canada	78,114	4,707
Saputo	45,435	1,388
Shaw Communications, Cl B	264,044	5,062
Smart Real Estate Investment Trust ‡	13,946	368
TELUS	92,800	2,949
Toronto-Dominion Bank	95,494	4,169
Valener	27,217	470

		94,191

101	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Global Managed Volatility Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
Denmark — 0.2%
Carlsberg, Cl B	3,653	$353
Chr Hansen Holding	1,500	95
Coloplast, Cl B	3,688	279
Novo Nordisk, Cl B	3,450	192
Schouw	2,547	155
William Demant Holding *	30,910	652

		1,726

Finland — 0.0%
Orion, Cl B	3,564	128

France — 1.3%
Atos	33,300	3,079
Boiron	744	63
Dassault Systemes	4,229	337
Sanofi-Aventis	62,000	5,086
SES Global, Cl A	9,645	216
Tessi	54	9
TOTAL	100,300	4,877
Vilmorin & Cie	541	37

		13,704

Germany — 0.9%
Celesio	19,259	544
Commerzbank	77,320	663
Fielmann	7	—
Merck KGaA	4,199	420
Muenchener Rueckversicherungs	17,500	3,290
Rhoen Klinikum	36,938	1,134
Stada Arzneimittel	17,752	946
Talanx	60,400	2,034
Wuestenrot & Wuerttembergische	4,601	96

		9,127

Hong Kong — 2.8%
Bank of East Asia	24,288	90
Cathay Pacific Airways	286,283	448
Cheung Kong Infrastructure Holdings	156,710	1,467
CLP Holdings	1,154,301	10,892
First Pacific	325,619	214
Hang Lung Properties	10,097	19
Hang Seng Bank	73,611	1,307
HK Electric Investments & HK Electric Investments (A)	494,324	436
HKT Trust & HKT	563,203	816
Hopewell Holdings	23,000	74
Hysan Development	62,684	270
Kerry Properties	95,311	238
Link ‡	466,669	2,869
MTR	123,369	585
NWS Holdings	92,553	146
PCCW	4,739,480	3,093
Power Assets Holdings	57,520	558
Shangri-La Asia	57,215	65

Description	Shares	Market Value ($ Thousands)
Sino Land	29,028	$44
SmarTone Telecommunications Holdings	815,500	1,337
Sunlight ‡	113,943	62
Swire Pacific, Cl A	132,940	1,434
WH Group (A)	366,086	282
Wheelock	59,621	269
Yue Yuen Industrial Holdings	609,744	2,300

		29,315

Ireland — 0.1%
Hibernia ‡	127,195	184
Irish Residential Properties ‡	50,199	65
James Hardie Industries, CDI	10,562	161
Total Produce	101,736	182

		592

Israel — 1.9%
Amot Investments	162,544	629
Bank Hapoalim	1,171,644	6,055
Bank Leumi Le-Israel *	1,223,266	4,492
Israel Discount Bank, Cl A *	308,718	513
Mizrahi Tefahot Bank	280,700	3,306
Orbotech *	54,364	1,516
Teva Pharmaceutical Industries	62,490	3,247

		19,758

Italy — 0.5%
ACEA	6,435	94
Amplifon	18,777	184
Ascopiave	22,643	62
CSP International Fashion Group	233	—
DiaSorin	6,082	368
Hera	543,633	1,574
Parmalat	20,771	53
Terna Rete Elettrica Nazionale	537,877	2,985

		5,320

Japan — 7.2%
Alpen	3,360	52
Aozora Bank	939,309	3,193
Ashikaga Holdings	570,100	1,815
Atsugi	173,000	173
Bookoff	7,200	55
Can Do	4,416	64
Canon	184,400	5,341
Coca-Cola West	49,978	1,390
COMSYS Holdings	88,100	1,454
Daiichi Sankyo	38,895	904
Dydo Drinco	13,596	696
Earth Chemical	5,644	252
Ehime Bank	31,000	67
Fuji Oil Holdings	107,100	1,862
Geo Holdings	78,800	1,084
Hogy Medical	55,800	3,462
Hoya	610	21

102	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Global Managed Volatility Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
Itochu-Shokuhin	753	$27
Japan Airlines	60,500	2,073
KDDI	129,135	3,769
KFC Holdings Japan	9,173	154
Kisoji	2,800	57
Kohnan Shoji	118,754	2,059
Kourakuen Holdings	4,200	58
Kurimoto	43,000	66
Kyowa Exeo	191,900	2,319
Lawson	11,969	946
Lion	156,693	2,292
Marudai Food	15,836	71
Maruha Nichiro	26,980	628
Matsuya Foods	5,330	134
Maxvalu Tokai	483	8
Ministop	17,767	290
MOS Food Services	7,546	204
Mr Max	28,312	77
Nagatanien Holdings	11,000	119
Nagoya Railroad	79,581	400
Natori	9,100	134
Nihon Shokuhin Kako	386	1
Nippon Express	5,890	25
Nippon Flour Mills	234,285	1,798
Nippon Telegraph & Telephone	235,200	10,296
Nisshin Oillio Group	57,249	257
NTT DoCoMo	243,550	6,103
Oracle Japan	18,574	986
Osaka Gas	785,222	2,945
Plenus	93,900	1,630
Rock Field	10,698	166
Sankyo	30,177	1,125
Sekisui Chemical	127,537	1,663
Senko	233,000	1,387
Senshu Ikeda Holdings	460,000	1,746
Shimachu	73,600	1,634
Studio Alice	6,508	156
Sumitomo Bakelite	294,000	1,424
Sumitomo Osaka Cement	547,000	2,224
Suzuken	6,701	216
Takeda Pharmaceutical	25,100	1,086
Toho	3,000	68
Toho Gas	9,466	70
Tokai	1,777	53
Trend Micro	23,117	838
Vital KSK Holdings	26,700	246
Yahoo! Japan	14,556	65

		75,978

Luxembourg — 0.0%
RTL Group	3,428	308

Netherlands — 0.4%
Heineken Holding	6,817	560

Description	Shares	Market Value ($ Thousands)
NN Group	122,265	$4,085
Sligro Food Group	1,912	72
Unilever	1,224	55

		4,772

New Zealand — 2.2%
Air New Zealand	334,251	509
Argosy Property	265,836	216
Auckland International Airport	459,332	1,939
Chorus	97,783	265
Contact Energy	693,620	2,529
Fisher & Paykel Healthcare	198,769	1,405
Fletcher Building	711,734	4,310
Freightways	52,116	233
Genesis Energy	298,184	428
Infratil	19,844	45
Kiwi Property Group ‡	786,480	790
Mainfreight	7,129	83
Meridian Energy	105,706	192
Metlifecare	69,101	281
Mighty River Power	93,545	188
Nuplex Industries	40,195	145
Port of Tauranga	7,166	94
Restaurant Brands New Zealand	33,676	125
Ryman Healthcare	100,573	653
Sky City Entertainment Group	1,087,399	3,553
SKY Network Television	161,852	493
Spark New Zealand	1,980,773	4,958
Stride Property	70,899	106
Summerset Group Holdings	61,203	199
Z Energy	30,367	172

		23,911

Norway — 0.9%
AF Gruppen	3,785	60
Atea	21,284	191
DnB	48,575	623
Norsk Hydro	503,620	2,008
Orkla	403,212	3,650
SpareBank 1 SR-Bank	12,111	60
Stolt-Nielsen	14,894	205
Telenor	191,134	3,186

		9,983

Portugal — 0.2%
Energias de Portugal	313,761	1,046
REN—Redes Energeticas Nacionais	346,913	1,024
Sonaecom SGPS	10,320	27

		2,097

Singapore — 2.1%
Ascendas ‡	932,886	1,552
CapitaLand Commercial Trust ‡	849,427	858
CapitaLand Mall Trust ‡	2,059,075	3,036
ComfortDelGro	458,391	912

103	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Global Managed Volatility Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
DBS Group Holdings	274,800	$3,094
Hutchison Port Holdings Trust, Cl U	500,403	215
Metro Holdings	14,202	11
Sabana Shari’ah Compliant Industrial ‡	167,438	74
Singapore Airlines	167,751	1,301
Singapore Exchange	66,720	376
Singapore Press Holdings	301,092	844
Singapore Technologies Engineering	20,488	48
Singapore Telecommunications	973,596	2,737
SPH ‡	329,900	225
StarHub	336,136	862
Suntec ‡	86,222	104
United Overseas Bank	126,643	1,676
UOL Group	290,631	1,199
Venture	253,106	1,529
Wilmar International	410,866	991
Yangzijiang Shipbuilding Holdings	418,992	278

		21,922

Spain — 0.9%
Ebro Foods	84,222	1,975
Endesa	75,701	1,557
Iberdrola	445,707	3,025
Red Electrica	34,298	3,056

		9,613

Sweden — 0.7%
Axfood	49,994	919
ICA Gruppen	21,394	752
Millicom International Cellular	3,718	216
Svenska Cellulosa, Cl B	12,949	414
Swedish Match	80,882	2,756
Tele2, Cl B	73,817	647
Telefonaktiebolaget LM Ericsson, Cl B	287,300	2,212

		7,916

Switzerland — 2.4%
Actelion	2,070	340
Allreal Holding	7,328	1,004
Alpiq Holding	811	53
Banque Cantonale Vaudoise	447	309
Barry Callebaut	239	282
Basler Kantonalbank	428	30
Bell	90	35
BKW	2,587	110
Cembra Money Bank	31,500	2,123
Chocoladefabriken Lindt & Spruengli	4	296
Coca-Cola HBC	32,072	627
Flughafen Zuerich	2,735	479
Galenica	2,048	2,705
Intershop Holding	594	268
Kuehne + Nagel International	1,482	208
Mobilezone Holding	76	1
Mobimo Holding	1,009	229

Description	Shares	Market Value ($ Thousands)
Nestle	40,953	$3,023
Orior	127	8
Schindler Holding	2,552	473
SGS	376	802
Sonova Holding	5,463	729
St. Galler Kantonalbank	414	169
Swiss Life Holding	9,900	2,566
Swiss Prime Site	14,747	1,264
Swiss Re	39,200	3,521
Swisscom	3,835	1,827
Tecan Group	805	119
Valora Holding	1,880	493
Ypsomed Holding	5,747	1,023

		25,116

United Kingdom — 6.7%
Admiral Group	31,628	906
AstraZeneca	20,500	1,202
Auto Trader Group (A)	29,658	170
BAE Systems	579,700	4,080
BCA Marketplace	22,773	56
Berendsen PLC	9,417	166
Berkeley Group Holdings	18,070	861
British American Tobacco	51,949	3,174
Britvic	24,487	241
Centrica	56,781	168
Character Group	7,583	60
Compass Group	1	—
Conviviality	11,240	34
Cranswick	13,817	466
Dechra Pharmaceuticals	22,867	392
Diageo	82,009	2,233
Direct Line Insurance Group	477,063	2,606
easyJet	95,600	2,133
EMIS Group	15,419	238
GCP Student Living ‡	14,000	28
GlaxoSmithKline	141,868	2,984
Greggs	92,288	1,514
Halfords Group	24,365	155
Hammerson ‡	9,992	84
Hansteen Holdings ‡	30,383	46
Headlam Group	2,089	15
Hill & Smith Holdings	24,348	334
Imperial Brands	175,722	9,619
Inchcape	87,174	864
Indivior	23,098	58
ITV	125,791	393
J D Wetherspoon	131,200	1,432
JD Sports Fashion	3,493	67
John Menzies	8,852	66
KCOM Group	113,713	180
Kennedy Wilson Europe Real Estate	17,886	282
LondonMetric Property ‡	43,696	105

104	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Global Managed Volatility Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
Lookers	451,200	$983
McBride	21,767	49
Melrose Industries	49,717	278
Merlin Entertainments (A)	25,365	156
Mitie Group	22,401	92
National Grid	420,772	6,167
Next	29,606	2,344
Persimmon	1,498	46
QinetiQ	146,951	526
Reckitt Benckiser Group	31,548	3,157
Rentokil Initial	321,807	844
Royal Mail	585,784	4,613
Sage Group	156,055	1,392
Shaftesbury ‡	4,720	63
SSE	306,196	6,828
Tate & Lyle	25,644	235
Taylor Wimpey	50,431	151
Tritax Big Box ‡	322,869	646
UDG Healthcare	42,475	366
Unilever	94,063	4,307
William Hill	80,010	362

		71,017

United States — 48.7%
Consumer Discretionary — 4.0%
AutoZone *	4,927	3,755
Bob Evans Farms	36,400	1,624
Brinker International	37,600	1,691
Comcast, Cl A	52,900	3,349
Darden Restaurants	25,052	1,699
Dick’s Sporting Goods	6,628	284
Dollar General	32,466	2,919
Foot Locker	34,572	1,933
GameStop, Cl A	83,753	2,437
Kohl’s	47,300	1,705
Liberty Media Group, Cl A *	21,439	418
McDonald’s	36,750	4,486
Omnicom Group	7,050	587
O’Reilly Automotive *	960	254
Target	137,233	9,439
Thomson Reuters (CAD)	42,753	1,800
Viacom, Cl B	37,600	1,668

		40,048

Consumer Staples — 10.4%
Altria Group	116,722	7,428
Bunge	81,760	5,484
Campbell Soup	23,188	1,405
Church & Dwight	34,291	3,377
Clorox	42,603	5,476
Coca-Cola	74,979	3,344
Colgate-Palmolive	36,069	2,540
Costco Wholesale	11,389	1,694

Description	Shares	Market Value ($ Thousands)
CVS Health	21,700	$2,093
Dr. Pepper Snapple Group	15,333	1,401
Fresh Del Monte Produce	62,867	3,292
General Mills	102,863	6,458
Hershey	18,299	1,699
Hormel Foods	17,994	619
Ingredion	28,164	3,307
J&J Snack Foods	461	49
Kellogg	35,589	2,647
Kimberly-Clark	9,621	1,222
Kroger	80,000	2,861
McCormick	30,022	2,914
Nutraceutical International *	5,384	128
Oil-Dri Corp of America	662	22
PepsiCo	31,048	3,141
Philip Morris International	67,734	6,684
Procter & Gamble	61,888	5,015
Spectrum Brands Holdings	17,332	2,020
Sysco	204,226	9,825
Tyson Foods, Cl A	63,000	4,018
Universal	48,403	2,648
Wal-Mart Stores	203,442	14,400
Weis Markets	39,534	1,983

		109,194

Energy — 0.4%
Exxon Mobil	47,100	4,193

Financials — 7.4%
Allstate	52,300	3,531
American Capital Agency ‡	67,755	1,280
American Financial Group	31,700	2,323
Annaly Capital Management ‡	492,054	5,206
Apollo Commercial Real Estate Finance ‡	122,800	1,991
Apollo Residential Mortgage ‡	29,239	394
Ares Commercial Real Estate ‡	54,489	653
Assurant	26,000	2,272
BankFinancial	4,723	60
BB&T	60,200	2,189
Beneficial Bancorp *	44,157	608
Berkshire Hathaway, Cl B *	14,184	1,993
Blackstone Mortgage Trust, Cl A ‡	108,500	3,059
BOK Financial	71,800	4,577
Capitol Federal Financial	143,538	1,949
Charter Financial	26,998	359
Chimera Investment ‡	67,426	1,011
Cincinnati Financial	496	34
Clifton Bancorp	33,189	501
CYS Investments ‡	9,809	80
Dime Community Bancshares	4,537	83
Endurance Specialty Holdings	48,000	3,260
Everest Re Group	34,100	6,108
First Financial Northwest	6,862	91

105	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Global Managed Volatility Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
Genworth Financial, Cl A *	94,377	$349
Kearny Financial	30,045	393
Lamar Advertising, Cl A ‡	36,064	2,346
National Health Investors ‡	50,100	3,498
Northfield Bancorp	24,655	383
Northwest Bancshares	224,075	3,319
OceanFirst Financial	6,561	122
PNC Financial Services Group	24,500	2,199
Progressive	75,800	2,524
Provident Financial Holdings	3,182	58
Reinsurance Group of America, Cl A	35,400	3,510
Select Income ‡	66,800	1,645
Senior Housing Properties Trust ‡	268,100	5,008
Starwood Property Trust ‡	113,100	2,332
Territorial Bancorp	1,397	37
Travelers	77,500	8,846
TrustCo Bank	10,137	67
Voya Financial	51,592	1,695
Waterstone Financial	34,437	499

		82,442

Health Care — 9.2%
AbbVie	62,900	3,958
AmerisourceBergen	59,971	4,497
Amgen	10,234	1,616
Anthem	17,900	2,366
Bio-Rad Laboratories, Cl A *	4,159	619
C.R. Bard	2,851	624
Cardinal Health	83,340	6,580
Chemed	14,931	1,947
Cigna	17,400	2,229
DaVita HealthCare Partners *	41,680	3,223
Gilead Sciences	28,078	2,444
HCA Holdings *	29,700	2,317
Henry Schein *	19,125	3,323
Hill-Rom Holdings	9,917	487
Johnson & Johnson	171,087	19,280
LifePoint Hospitals *	54,787	3,632
Magellan Health Services *	6,010	398
Merck	203,800	11,466
Meridian Bioscience	20,503	399
Mettler Toledo International *	522	196
National Healthcare	10,093	625
Owens & Minor	135,169	5,040
Pfizer	209,700	7,277
Quality Systems	44,947	571
Quest Diagnostics	66,222	5,110
Taro Pharmaceuticals Industries *	2,104	307
Teleflex	19,160	3,087
United Therapeutics *	23,827	2,837

Description	Shares	Market Value ($ Thousands)
Varian Medical Systems *	8,095	$670

		97,125

Industrials — 3.2%
Boeing	20,900	2,637
CBIZ *	166,900	1,762
Deere	46,200	3,802
Emerson Electric	64,900	3,376
Kaman	52,700	2,251
Lockheed Martin	4,051	957
Republic Services, Cl A	103,827	5,013
Toro	31,000	2,769
United Parcel Service, Cl B	24,917	2,569
United Technologies	38,600	3,882
Waste Management	54,290	3,309

		32,327

Information Technology — 4.4%
Activision Blizzard	28,721	1,128
Alphabet, Cl A *	338	253
Amdocs	177,243	10,278
Apple	21,800	2,177
Benchmark Electronics *	60,800	1,260
CACI International, Cl A *	26,403	2,661
Cisco Systems	191,600	5,566
CSG Systems International	30,100	1,280
EMC	68,800	1,923
Intel	150,500	4,754
International Business Machines	36,200	5,565
ManTech International, Cl A	11,268	405
Motorola Solutions	54,900	3,803
Qualcomm	60,400	3,317
Sykes Enterprises *	61,981	1,848
Synopsys *	6,078	314
VeriSign *	1,620	138

		46,670

Materials — 1.2%
Bemis	44,700	2,250
Kaiser Aluminum	59,374	5,089
Reliance Steel & Aluminum	17,215	1,280
Sonoco Products	81,800	3,899

		12,518

Telecommunication Services — 2.8%
AT&T	386,494	15,131
CenturyLink	117,100	3,176
Hawaiian Telcom Holdco *	2,876	59
NII Holdings *	55,543	206
Telephone & Data Systems	9,026	260
US Cellular *	1,518	57

106	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Global Managed Volatility Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
Verizon Communications	230,900	$11,753

		30,642

Utilities — 5.7%
Ameren	46,200	2,289
American Electric Power	92,907	6,014
Consolidated Edison	120,347	8,817
Duke Energy	23,586	1,845
Edison International	95,600	6,848
Entergy	86,052	6,533
FirstEnergy	199,500	6,546
PG&E	44,325	2,663
Pinnacle West Capital	47,596	3,503
Public Service Enterprise Group	152,900	6,842
Southern	94,012	4,648
Unitil	81,084	3,213
Xcel Energy	52,384	2,167

		61,928

		517,087

Total Common Stock (Cost $923,221) ($ Thousands)		991,628

PREFERRED STOCK — 0.0%

Sweden — 0.0%
Akelius Residential Property	9,764	351

Total Preferred Stock (Cost $326) ($ Thousands)		351

	Number of Rights
RIGHTS — 0.0%

New Zealand — 0.0%
SkyCity Entertainment Group6823193RT *	102	30

Total Rights (Cost $—) ($ Thousands)		30

	Face Amount (Thousands)
U.S. TREASURY OBLIGATION — 0.4%
U.S. Treasury Bills
0.432%, 08/18/2016 (B)(C)	$4,400	4,397

Total U.S. Treasury Obligation (Cost $4,396) ($ Thousands)		4,397

Description	Shares	Market Value ($ Thousands)
CASH EQUIVALENT — 5.1%
SEI Daily Income Trust, Prime Obligation Fund, Cl A
0.270% **†	54,498	$54,498

Total Cash Equivalent (Cost $54,498) ($ Thousands)		54,498

Total Investments — 99.0% (Cost $982,441) ($ Thousands)		$1,050,904

A list of the open futures contracts held by the Fund at May 31, 2016, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation ($ Thousands)
DJ Euro Stoxx 50 Index	146	Jun-2016	$224
FTSE 100 Index	38	Jun-2016	40
Hang Seng Index	6	Jun-2016	19
S&P 500 Index E-MINI	216	Jun-2016	377
SPI 200 Index	17	Jun-2016	24
Topix Index	27	Jun-2016	85

			$769

For the period ended May 31, 2016, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the period.

A list of the open forward foreign currency contracts held by the Fund at May 31, 2016, is as follows:

Settlement Date	Currency to Deliver (Thousands)		Currency To Receive (Thousands)		Unrealized Appreciation (Depreciation) ($ Thousands)
06/30/16	USD	2	DKK	12	$—
06/30/16	USD	15	SGD	20	—
06/30/16	USD	28	NOK	232	—
06/30/16	USD	59	AUD	81	—
06/30/16	USD	82	EUR	74	—
06/30/16	USD	174	JPY	19,103	(2)
06/30/16	USD	347	CAD	451	(3)
06/30/16	DKK	5,726	USD	859	1
06/30/16	CHF	13,956	USD	14,091	26
06/30/16	NZD	17,814	USD	12,016	(11)
06/30/16	SGD	18,074	USD	13,097	(29)
06/30/16	GBP	25,814	USD	37,992	416
06/30/16	AUD	28,696	USD	20,605	(155)
06/30/16	EUR	35,564	USD	39,669	38
06/30/16	NOK	43,909	USD	5,272	20
06/30/16	SEK	53,456	USD	6,444	33
06/30/16	CAD	62,128	USD	47,488	(14)
06/30/16	HKD	119,719	USD	15,420	1
06/30/16	JPY	4,568,205	USD	41,447	202

					$523

A list of the counterparties for the outstanding forward foreign currency contracts held by the Fund at May 31, 2016, is as follows:

107	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Global Managed Volatility Fund

May 31, 2016

Counterparty	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized Appreciation ($ Thousands)
Brown Brothers Harriman	$(254,579)	$255,102	$523

For the period ended May 31, 2016, the total amount of all open forward foreign currency contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the period.

Percentages are based on a Net Assets of $1,061,014 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of May 31, 2016.

†	Investment in Affiliated Security (see Note 6).

‡	Real Estate Investment Trust.

(A)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(B)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

(C)	The rate reported is the effective yield at time of purchase.

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

Cl — Class

DJ — Dow Jones

DKK — Danish Krone

EUR — Euro

FTSE— Financial Times and Stock Exchange

GBP — British Pound Sterling

HKD — Hong Kong Dollar

JPY — Japanese Yen

NOK — Norwegian Krone

NZD — New Zealand Dollar

PLC — Public Limited Company

S&P— Standard & Poor’s

SGD — Singapore Dollar

SEK — Swedish Krona

SPI — Share Price Index

USD — United States Dollar

The following is a list of the level of inputs used as of May 31, 2016, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$991,628	$—	$—	$991,628
Preferred Stock	351	—	—	351
Right	30	—	—	30
U.S. Treasury Obligation	—	4,397	—	4,397
Cash Equivalent	54,498	—	—	54,498

Total Investments in Securities	$1,046,507	$4,397	$—	$1,050,904

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$769	$—	$—	$769
Forwards Contracts *
Unrealized Appreciation	—	737	—	737
Unrealized Depreciation	—	(214)	—	(214)

Total Other Financial Instruments	$769	$523	$—	$1,292

*	Futures contracts and forwards contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the period ended May 31, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the period ended May 31, 2016, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

108	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

World Equity Ex-US Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 93.5%

Argentina — 0.6%
MercadoLibre	157,000	$21,431
Ternium ADR	108,115	1,972
YPF ADR	988,284	20,665

		44,068

Australia — 3.5%
Alumina	21,075,848	21,605
Amcor	485,761	5,729
Australia & New Zealand Banking Group ADR (A)	1,029,500	18,814
Bellamy’s Australia (A)	276,824	2,204
BGP Holdings *	239,898	—
BHP Billiton	1,429,697	19,762
BHP Billiton ADR (A)	354,185	9,552
BlueScope Steel	832,927	3,777
Boral	1,920,342	9,460
Brambles	1,636,229	15,232
Caltex Australia	666,579	15,801
Coca-Cola Amatil	1,881,800	12,106
Cochlear	157,239	13,746
CSR	963,037	2,505
Downer	506,364	1,434
Goodman Group ‡	856,810	4,413
Newcrest Mining *	1,527,666	21,105
Orora	1,421,011	2,841
Qantas Airways	7,077,917	15,793
Regis Resources	388,158	821
SEEK	418,621	4,943
Sonic Healthcare	936,500	14,519
South32	20,140,709	22,363
Star Entertainment Grp	337,598	1,382

		239,907

Austria — 1.0%
Conwert Immobilien Invest	1,004,134	16,321
Erste Group Bank (A)	677,590	18,141
OMV (A)	31,102	867
Schoeller-Bleckmann Oilfield Equipment (A)	240,481	14,668
Voestalpine	539,275	18,482

		68,479

Belgium — 0.6%
Bekaert	15,656	697
Colruyt	70,650	4,200
Delhaize Group	218,671	22,939
KBC Groep	233,200	13,814

		41,650

Brazil — 1.6%
Banco Bradesco ADR	1,774,927	11,111
Banco do Brasil	1,228,625	5,574
BM&F Bovespa	360,700	1,583
BR Malls Participacoes *	147,700	476
BRF - Brasil Foods	361,000	4,564

Description	Shares	Market Value ($ Thousands)
CETIP - Mercados Organizados	1,701,813	$19,938
Cia Energetica de Minas Gerais ADR (A)	440,454	656
Cyrela Brazil Realty Empreendimentos e Participacoes	265,200	709
EDP - Energias do Brasil	267,100	908
Fibria Celulose	90,600	840
Gerdau ADR	9,218,280	14,196
Hypermarcas	2,554,908	20,073
JBS	2,734,800	7,646
Light	305,700	773
MRV Engenharia e Participacoes	223,800	610
Qualicorp	2,548,700	10,847
TIM Participacoes	297,100	593
Ultrapar Participacoes	376,300	7,186

		108,283

Canada — 5.5%
Aecon Group	47,000	634
Agnico Eagle Mines	442,726	19,921
Alacer Gold *	323,600	735
ARC Resources	1,416,582	23,359
Argonaut Gold *	171,400	337
B2Gold *	255,900	473
Bank of Montreal	506,700	31,879
Bank of Nova Scotia	40,000	1,961
Bankers Petroleum *	561,600	880
BCE	177,560	8,175
Birchcliff Energy *	157,100	689
Cameco	995,400	11,577
Canadian Imperial Bank of Commerce	299,000	23,258
Canadian National Railway	101,840	6,053
Cascades	79,900	607
Celestica *	174,000	1,854
CGI Group, Cl A *	158,100	7,413
Cogeco Communications	9,000	472
Constellation Software	37,578	15,312
Detour Gold *	28,200	559
Eldorado Gold	158,800	677
Fairfax Financial Holdings	44,606	22,979
Franco-Nevada	306,431	19,429
Genworth MI Canada	118,335	3,047
George Weston	16,500	1,430
Kinross Gold *	441,800	1,898
Linamar	175,400	7,353
Lundin Mining *	134,500	447
Magna International, Cl A	1,463,741	59,490
Manulife Financial	1,277,200	19,014
Maple Leaf Foods	69,473	1,564
New Gold *	190,871	731
Open Text	16,100	946
Power Corp of Canada	30,800	696
Premium Brands Holdings	10,000	403
Quebecor, Cl B	295,100	8,437

109	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

World Equity Ex-US Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
Restaurant Brands International	246,700	$10,326
Ritchie Bros Auctioneers (A)	286,821	9,385
Rogers Communications, Cl B	314,020	11,986
Royal Bank of Canada	103,400	6,231
Russel Metals	60,000	1,063
SEMAFO *	284,200	1,091
Toronto-Dominion Bank	667,400	29,101
Yamana Gold	1,481,525	6,263

		380,135

Chile — 0.0%
Enersis Americas ADR	230,029	1,757
Enersis Chile ADR	230,029	1,307

		3,064

China — 1.6%
Alibaba Group Holding ADR *	205,335	16,838
Baidu ADR *	146,798	26,209
BYD *	518,000	2,997
China Petroleum & Chemical	994,000	678
China Telecom	11,410,000	5,317
Dongfeng Motor Group	1,256,000	1,400
NetEase ADR	92,239	16,404
New Oriental Education & Technology Group ADR	244,449	10,328
Ping An Insurance Group of China	1,123,000	5,017
Trina Solar ADR *(A)	2,316,294	18,600
Weichai Power	6,081,200	7,108

		110,896

Colombia — 0.2%
Bancolombia ADR, Cl R (A)	445,543	14,507

Czech Republic — 0.2%
Komercni Banka	328,625	12,929

Denmark — 1.4%
DSV	362,272	16,531
Genmab *	31,425	5,681
H Lundbeck	43,331	1,705
Novo Nordisk, Cl B	322,560	17,949
Novozymes, Cl B	293,176	13,953
Pandora	96,408	14,335
Vestas Wind Systems	372,785	26,724

		96,878

Finland — 1.0%
Elisa, Cl A	82,680	3,152
Kone, Cl B (A)	336,038	15,892
Neste Oil	448,982	15,140
Nokian Renkaat	89,470	3,160
Orion, Cl B	176,467	6,336
Sampo, Cl A	266,435	11,885
Stora Enso, Cl R	729,736	6,259
Tieto	35,692	979

Description	Shares	Market Value ($ Thousands)
UPM-Kymmene	234,316	$4,510

		67,313

France — 5.2%
Air France-KLM *	90,550	730
Atos	321,258	29,706
AXA	1,507,844	37,903
Bureau Veritas (A)	251,926	5,418
Compagnie de St.-Gobain	154,782	6,913
Compagnie Generale des Etablissements Michelin, Cl B	129,000	13,117
Danone	310,717	21,820
Edenred (A)	351,753	6,520
Essilor International (A)	104,274	13,622
Eutelsat Communications	401,200	8,004
France Telecom	1,164,408	20,241
Legrand (A)	204,046	11,229
L’Oreal	117,242	22,045
Peugeot *	496,897	7,825
Safran	262,024	18,377
Sanofi-Aventis	287,428	23,579
Societe Generale (A)	401,508	16,534
Sodexo	192,429	20,250
Technicolor	246,123	1,636
Teleperformance	96,044	8,381
Thales	144,215	12,500
TOTAL	696,454	33,862
Valeo	51,467	7,772
Veolia Environnement	322,130	7,237
Vinci	65,730	4,946

		360,167

Germany — 5.8%
adidas	223,317	28,627
Allianz	52,492	8,573
BASF	148,389	11,469
Bayer	99,600	9,495
Brenntag	205,613	11,012
Continental	146,865	31,522
Deutsche Boerse	624,803	54,776
Deutsche Euroshop	102,548	4,701
Deutsche Lufthansa (A)	3,008,938	42,189
Deutz	84,126	408
Duerr	44,311	3,443
Evonik Industries	100,729	2,972
Fresenius	67,800	5,120
Gerresheimer	105,259	8,383
Hannover Rueck	58,086	6,554
Henkel	199,252	20,906
Hochtief	106,320	13,458
Krones	3,721	444
KUKA (A)	20,840	2,459
Merck KGaA	214,438	21,473
MTU Aero Engines	81,925	7,742

110	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

World Equity Ex-US Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
Nordex *	780,678	$22,205
ProSiebenSat.1 Media	22,207	1,117
Rhoen Klinikum	87,988	2,701
SAP	508,869	41,332
Siemens	182,640	19,680
Software	92,342	3,588
Stada Arzneimittel	153,460	8,176
TUI	367,915	5,587

		400,112

Hong Kong — 4.4%
AIA Group	1,587,000	9,285
Anhui Conch Cement	5,824,000	14,095
Bank of China	28,346,000	11,531
Beijing Enterprises Holdings	2,181,400	11,345
BOC Hong Kong Holdings	8,913,500	27,424
Chaoda Modern Agriculture *	52,790	1
China Construction Bank	38,721,900	24,973
China Mobile	3,672,100	41,882
China Unicom	1,890,000	2,041
Citic Pacific	355,000	516
CK Hutchison Holdings	1,611,000	18,706
ENN Energy Holdings	2,696,000	13,379
Hang Seng Bank	770,900	13,685
Hong Kong Exchanges and Clearing	1,615,631	38,685
Industrial & Commercial Bank of China	16,815,000	8,918
Orient Overseas International	4,225,000	16,398
PAX Global Technology (A)	19,504,515	16,446
Tencent Holdings	1,418,009	31,635
Want Want China Holdings (A)	9,706,000	6,872

		307,817

Hungary — 0.1%
MOL Hungarian Oil and Gas	70,130	3,859
OTP Bank	177,970	4,303

		8,162

India — 1.3%
Bharat Petroleum	694,176	10,116
HDFC Bank ADR	472,003	30,378
Hindustan Petroleum	113,841	1,534
ICICI Bank ADR	6,151,634	44,230
Indian Oil	365,230	2,259
Tata Motors	390,135	2,665

		91,182

Indonesia — 0.7%
Bank Mandiri Persero	9,490,100	6,270
Bank Rakyat Indonesia Persero	25,027,500	18,963
Gudang Garam	207,300	1,050
Indofood Sukses Makmur *	21,561,500	10,931
Telekomunikasi Indonesia Persero	7,324,900	1,984
Telekomunikasi Indonesia Persero ADR (A)	107,365	5,900

		45,098

Description	Shares	Market Value ($ Thousands)
Ireland — 1.3%
James Hardie Industries, CDI	1,138,626	$17,388
Ryanair Holdings ADR	354,564	30,989
Shire ADR (A)	100,262	18,665
Smurfit Kappa Group	970,092	26,481

		93,523

Israel — 1.3%
Bank Hapoalim	1,806,927	9,338
Check Point Software Technologies *(A)	261,979	22,260
Teva Pharmaceutical Industries ADR	1,167,701	60,569

		92,167

Italy — 1.1%
Banca Intesa	3,951,104	10,152
Brembo	29,981	1,730
Enel	5,775,643	26,195
Exor	257,432	9,770
Prysmian	778,611	19,061
Recordati	116,109	3,430
Saras (A)	2,187,265	3,833

		74,171

Japan — 12.2%
Alfresa Holdings	278,700	5,873
Calsonic Kansei	823,000	6,412
Canon Marketing Japan	28,800	546
Coca-Cola West	272,100	7,569
Concordia Financial Group *	2,635,100	12,267
Dai-ichi Life Insurance	373,300	4,916
Daiichi Sankyo	849,638	19,738
Daiichikosho	9,200	351
Daikyo	1,447,000	2,218
Daito Trust Construction	162,900	23,641
Daiwa House Industry	659,100	19,118
DCM Holdings	92,200	673
Denso	1,235,300	48,664
FANUC	68,900	10,549
Fast Retailing	28,400	7,653
Fujitsu	809,000	3,268
Fujitsu General	147,000	2,736
Furukawa Electric	893,000	2,150
Haseko	550,300	6,054
Hazama Ando	610,800	3,437
Hitachi	3,208,000	14,810
Iida Group Holdings	246,100	5,153
Isuzu Motors	2,332,800	28,102
IT Holdings	256,600	6,215
Itochu	346,000	4,341
Japan Airlines	765,900	26,249
Japan Exchange Group	3,085,408	42,009
Kao	469,666	25,837
KDDI	1,667,585	48,672
Konami	129,900	4,919

111	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

World Equity Ex-US Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
Kura	19,300	$908
Kyowa Hakko Kirin	74,700	1,361
Maeda Road Construction	141,000	2,535
Marubeni	1,262,100	6,064
Mazda Motor	608,100	10,478
Medipal Holdings	584,900	10,152
Misawa Homes	54,200	394
Mitsubishi Chemical Holdings	124,800	635
Mitsubishi Electric	1,327,000	16,027
Mitsubishi Gas Chemical	440,000	2,495
Mitsui Sumitomo Insurance Group Holdings	622,900	17,759
Mitsui Trust Holdings	4,922,000	17,117
Mixi	130,100	5,021
Nichi-iko Pharmaceutical	26,100	576
Nidec	162,200	12,515
Nippo	183,000	3,303
Nippon Flour Mills	33,000	253
Nippon Steel & Sumitomo Metal	719,500	14,856
Nippon Suisan Kaisha	353,200	2,013
Nissan Motor	590,000	5,985
Nissan Tokyo Sales Holdings	115,600	246
NSK	2,311,500	20,530
NTT Data	55,400	2,857
NTT DoCoMo	898,562	22,516
Omron	449,600	14,472
ORIX	397,500	5,520
Otsuka Holdings	14,400	588
Pioneer *	392,600	857
Rakuten	1,525,700	16,433
Recruit Holdings	633,800	21,573
Secom	500,200	39,171
Shimano	107,700	16,790
SMC	65,900	16,786
Sumitomo Chemical	3,875,780	17,753
Sumitomo Osaka Cement	97,000	394
Suzuken	133,290	4,303
T&D Holdings	2,407,700	24,022
Teijin	390,000	1,371
THK	664,900	12,572
Toho Gas	37,000	274
Toho Holdings	134,200	3,295
Tokyo Electric Power *	1,755,300	8,246
Tosoh	171,000	842
Toyota Tsusho	628,800	14,855
Trend Micro	304,700	11,045
Ube Industries	2,233,000	4,188
Ulvac	9,400	314
West Japan Railway	435,300	27,216
Yamazaki Baking	195,000	4,784
Zenkoku Hosho	103,000	3,390

		841,790

Description	Shares	Market Value ($ Thousands)
Malaysia — 0.4%
Axiata Group	234,400	$296
MISC	1,516,600	2,836
Public Bank	2,542,800	11,775
Tenaga Nasional	3,188,100	10,794

		25,701

Mexico — 0.3%
Alfa, Cl A	350,501	620
America Movil ADR, Ser L (A)	1,296,993	15,888
Cemex ADR *	258,821	1,646
Gruma, Ser B	59,583	855
Grupo Financiero Banorte, Ser O	835,013	4,387
Mexichem	133,997	283
Wal-Mart de Mexico	178,858	417

		24,096

Netherlands — 2.6%
Aegon	2,269,517	11,673
AerCap Holdings *	94,310	3,687
ASML Holding	108,800	10,828
BE Semiconductor Industries	12,598	355
Boskalis Westminster	102,282	3,706
Euronext (B)	468,421	19,688
Heineken Holding	327,752	26,906
ING Groep	1,120,687	13,967
Koninklijke Ahold	1,027,854	22,782
Koninklijke DSM	341,772	20,352
NN Group	132,980	4,443
RELX	133,229	2,311
Unilever	710,086	31,909
Wolters Kluwer	152,564	6,085

		178,692

Norway — 1.3%
DnB	3,214,656	41,244
Norsk Hydro	3,807,449	15,183
Statoil	163,890	2,614
Statoil ADR (A)	1,185,676	18,686
Telenor (A)	798,300	13,307

		91,034

Panama — 0.1%
Copa Holdings, Cl A (A)	146,197	7,539

Peru — 0.4%
Credicorp	178,760	25,062

Poland — 0.1%
Polski Koncern Naftowy ORLEN	399,509	7,007

Portugal — 0.4%
Galp Energia, Cl B	1,509,032	19,790
Jeronimo Martins	357,344	5,792

		25,582

112	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

World Equity Ex-US Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
Qatar — 0.0%
Barwa Real Estate	381,136	$3,172

Russia — 0.8%
Gazprom ADR	601,219	2,628
Lukoil ADR (A)	524,996	20,192
Magnit GDR	260,046	9,206
Novolipetsk Steel GDR	24,052	311
Rosneft OAO GDR	483,016	2,337
Rosneft Oil GDR	1,143,320	5,531
Sberbank of Russia ADR	743,332	6,241
Severstal PAO GDR	36,956	386
Yandex, Cl A *	546,304	11,254

		58,086

Singapore — 1.1%
DBS Group Holdings	2,835,000	31,918
Jardine Cycle & Carriage	121,800	2,990
Singapore Airlines	152,200	1,181
Singapore Exchange	228,300	1,285
United Overseas Bank	1,266,210	16,757
United Overseas Bank ADR	829,900	22,017

		76,148

South Africa — 1.6%
Anglo American Platinum *	25,286	565
Bid *	19,962	384
Bidvest Group	19,962	159
Brait *	187,755	1,904
Clicks Group	102,539	702
FirstRand	1,281,440	3,463
Gold Fields ADR (A)	557,758	1,963
Harmony Gold Mining ADR (A)	287,764	881
Investec	431,543	2,941
Kumba Iron Ore (A)	216,231	1,114
Liberty Holdings	86,627	656
Naspers, Cl N	256,094	37,639
Sappi *	113,773	533
Sasol	485,152	14,714
Sasol ADR	872,900	26,370
Shoprite Holdings	42,399	445
Sibanye Gold	1,763,388	5,045
SPAR Group	80,154	1,031
Standard Bank Group	512,503	4,041
Steinhoff International Holdings	352,028	2,064
Telkom	1,239,923	4,570

		111,184

South Korea — 3.5%
Hyundai Mobis	92,088	19,703
Kia Motors	63,159	2,472
Korea Electric Power	130,143	6,869
Korea Electric Power ADR	1,469,911	38,820
Korea Petrochemical Industries	10,220	1,938
LG Chemical	9,502	2,161

Description	Shares	Market Value ($ Thousands)
LG Electronics	99,655	$4,691
LG Household & Health Care	23,262	20,611
LG.Philips LCD	598,418	12,955
Lotte Chemical	8,198	1,954
NAVER	21,646	13,077
POSCO	8,719	1,522
Samsung Electronics	73,422	79,595
SK Hynix	252,664	6,084
SK Innovation	26,906	3,691
SK Telecom	56,508	10,526
SK Telecom ADR	542,339	11,297
S-Oil	25,045	1,805

		239,771

Spain — 1.7%
ACS Actividades Construcciones y Servicios	375,457	12,393
Amadeus IT Holding, Cl A	1,039,986	48,204
Bankinter	1,745,318	13,282
Gamesa Tecnologica	33,774	673
Iberdrola	2,947,439	20,002
Industria de Diseno Textil	658,495	22,256
Mediaset Espana Comunicacion	301,370	4,023

		120,833

Sweden — 2.5%
Atlas Copco, Cl B	974,558	23,205
Axfood	19,610	361
BillerudKorsnas	343,646	5,253
Electrolux, Cl B	236,120	6,326
Getinge, Cl B	1,093,232	23,296
Mycronic	52,291	413
NCC, Cl B	15,734	578
Nordea Bank	2,391,500	23,176
Securitas, Cl B	126,585	1,993
Skanska, Cl B	244,750	5,368
SKF, Cl B	409,460	7,196
Svenska Cellulosa, Cl B	243,015	7,768
Svenska Cellulosa ADR	518,100	16,553
Svenska Handelsbanken, Cl A	1,951,344	24,949
Swedish Orphan Biovitrum *(A)	42,968	574
Telefonaktiebolaget LM Ericsson, Cl B	2,728,708	21,005
Volvo, Cl B	729,112	8,104

		176,118

Switzerland — 4.3%
Actelion	201,996	33,138
Cie Financiere Richemont	169,452	9,979
Credit Suisse Group ADR (A)	1,233,487	16,874
Forbo Holding	2,111	2,610
Galenica (A)	9,507	12,555
Georg Fischer	6,575	5,248
Givaudan	10,047	19,251
Holcim	214,379	9,639
Lonza Group	150,085	25,905

113	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

World Equity Ex-US Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
Nestle	462,378	$34,136
Novartis ADR	381,352	30,321
Roche Holding	132,984	34,898
SGS	3,383	7,217
Swiss Life Holding	78,150	20,257
Swiss Re	146,043	13,118
Transocean (A)	86,155	864
Wolseley	312,838	18,446

		294,456

Taiwan — 3.0%
Advanced Semiconductor Engineering	23,012,000	26,037
AU Optronics	12,408,000	3,447
Chunghwa Telecom	5,914,126	19,948
Fubon Financial Holding	8,532,949	10,073
Hermes Microvision	220,000	7,791
Hon Hai Precision Industry	8,749,708	21,490
Hon Hai Precision Industry GDR	1,748,259	8,689
Innolux, Cl A	15,521,544	4,602
Lite-On Technology	496,000	639
Pegatron	4,156,000	8,653
Taiwan PCB Techvest	451,000	416
Taiwan Semiconductor Manufacturing	4,807,000	23,068
Taiwan Semiconductor Manufacturing ADR	2,930,744	72,448
United Microelectronics	3,643,000	1,363
United Microelectronics ADR (A)	1,211,600	2,278

		210,942

Thailand — 0.4%
Bangkok Bank NVDR	1,154,700	5,285
Fabrinet *	236,840	8,408
IRPC	10,193,800	1,421
Siam Cement NVDR, NVDR	460,900	6,244
Thai Oil	1,090,000	1,937
Thanachart Capital	1,205,600	1,147

		24,442

Turkey — 0.8%
Akbank	6,669,761	18,010
Arcelik	89,601	595
Eregli Demir ve Celik Fabrikalari	992,626	1,385
KOC Holding ADR	568,950	12,591
Petkim Petrokimya Holding	1,972,827	2,841
Tupras Turkiye Petrol Rafinerileri	41,259	931
Turkiye Is Bankasi, Cl C	3,387,155	5,175
Turkiye Vakifiar Bankasi Tao, Cl D	9,368,340	14,156
Yapi ve Kredi Bankasi	972,252	1,360

		57,044

United Arab Emirates — 0.3%
Aldar Properties	807,235	578
Dubai Islamic Bank	13,945,717	19,364

		19,942

Description	Shares	Market Value ($ Thousands)
United Kingdom — 13.9%
Abcam	49,922	$465
ARM Holdings	1,778,722	25,553
ARM Holdings ADR	1,178,458	50,792
ASOS *	139,251	7,086
Associated British Foods	364,512	15,619
AstraZeneca	599,399	35,141
BAE Systems ADR (A)	984,500	27,551
Berkeley Group Holdings	166,158	7,920
BP PLC ADR (A)	357,978	11,240
British American Tobacco	275,075	16,808
BT Group, Cl A	782,060	5,040
Burberry Group	450,796	7,047
Capita	984,107	15,240
Carnival	430,834	21,377
Centrica	3,565,784	10,577
Compass Group	526,915	9,870
CRH	582,365	17,588
Dart Group	41,579	392
Debenhams	1,592,681	1,714
Diageo	1,113,676	30,320
Dialog Semiconductor *	130,056	4,131
Direct Line Insurance Group	4,961,390	27,102
Experian	923,108	17,547
Greggs	26,619	437
Halma	365,551	5,044
Hargreaves Lansdown	689,508	13,538
Home Retail Group	353,577	851
Howden Joinery Group	1,059,677	7,820
HSBC Holdings	1,567,413	10,153
Imperial Brands	643,422	35,222
Inchcape	132,067	1,309
Indivior	822,116	2,057
Investec	447,508	3,054
ITV	12,986,799	40,602
John Wood Group	384,032	3,443
Kingfisher	3,191,530	17,057
Lloyds Banking Group	19,632,950	20,580
London Stock Exchange Group	537,817	21,409
Man Group	6,105,584	11,722
Marks & Spencer Group ADR (A)	1,984,600	22,099
Mondi	508,405	9,960
Persimmon	1,225,782	37,502
Polymetal International	41,589	491
Prudential	928,199	18,644
QinetiQ	613,518	2,196
Reckitt Benckiser Group	200,564	20,070
Rentokil Initial	498,152	1,306
Rightmove	11,157	686
Rio Tinto	1,233,280	34,869
Rio Tinto ADR (A)	511,196	14,334
Rolls-Royce Holdings	620,263	5,588

114	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

World Equity Ex-US Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
Royal Dutch Shell, Cl A (GBP)	120,089	$2,897
Royal Dutch Shell, Cl A	2,040,893	49,894
Royal Dutch Shell ADR, Cl A (A)	627,200	30,413
Schroders	62,782	2,476
Shire	1,058,538	65,634
St. James’s Place	925,337	12,492
Tullow Oil	1,588,442	5,329
Vodafone Group	10,196,290	34,260
WPP	1,200,141	27,809

		959,367

United States — 3.4%
Alexion Pharmaceuticals *	49,150	7,417
Carnival, Cl A	730,900	34,893
Core Laboratories (A)	306,587	37,174
Estee Lauder, Cl A	52,976	4,862
Everest Re Group	226,031	40,484
ICON *	826,090	58,190
Liberty Global, Cl A *	293,730	10,971
Open Text (A)	279,600	16,407
PriceSmart	115,660	10,246
Richmont Mines *	60,387	471
Taro Pharmaceuticals Industries *	14,180	2,072
TripAdvisor *	131,220	8,889

		232,076

Total Common Stock (Cost $6,347,727) ($ Thousands)		6,470,592

PREFERRED STOCK — 0.4%

Brazil — 0.4%
Banco Bradesco	618,508	3,922
Cia Energetica de Minas Gerais	645,654	1,004
Gerdau	436,400	682
Itau Unibanco Holding	295,050	2,382
Itau Unibanco Holding ADR (A)	854,294	6,843
Metalurgica Gerdau	878,200	468
Telefonica Brasil	696,864	8,085

		23,386

Total Preferred Stock (Cost $39,158) ($ Thousands)		23,386

	Number of Rights
RIGHTS — 0.0%

United Arab Emirates — 0.0%
Dubai Islamic Bank, Expires 06/23/2016 *	3,486	1,766

Total Rights (Cost $—) ($ Thousands)		1,766

Description	Shares	Market Value ($ Thousands)
AFFILIATED PARTNERSHIP — 5.2%
SEI Liquidity Fund, L.P.
0.410% **†(C)	362,212,338	$362,212

Total Affiliated Partnership (Cost $362,212) ($ Thousands)		362,212

	Face Amount (Thousands)
U.S. TREASURY OBLIGATION — 0.4%
U.S. Treasury Bills
0.363%, 08/18/2016 (D)(E)	$27,765	27,747

Total U.S. Treasury Obligation (Cost $27,743) ($ Thousands)		27,747

	Shares

CASH EQUIVALENT — 2.8%
SEI Daily Income Trust, Prime Obligation Fund, Cl A
0.270% **†	197,214,725	197,215

Total Cash Equivalent (Cost $197,215) ($ Thousands)		197,215

Total Investments — 102.3% (Cost $6,974,055) ($ Thousands)		$7,082,918

A list of the open futures contracts held by the Fund at May 31, 2016, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation ($ Thousands)
DJ Euro Stoxx 50 Index	1,940	Jun-2016	$2,955
FTSE 100 Index	466	Jun-2016	254
Hang Seng Index	269	Jun-2016	809
S&P TSX 60 Index	198	Jun-2016	698
SPI 200 Index	219	Jun-2016	950
Topix Index	346	Jun-2016	2,139

			$7,805

For the year ended May 31, 2016, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

Percentages are based on a Net Assets of $6,923,937 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of May 31, 2016.

†	Investment in Affiliated Security (see Note 6).

‡	Real Estate Investment Trust.

(A)	This security or a partial position of this security is on loan at May 31, 2016. The total market value of securities on loan at May 31, 2016 was $344,379 ($ Thousands).

(B)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2016, the value of these securities amounted to $19,688 ($ Thousands), representing 0.3% of the net assets of the Fund.

115	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

World Equity Ex-US Fund

May 31, 2016

(C)	This security was purchased with cash collateral held from securities on loan. The total market value of such securities as of May 31, 2016 was $362,212 ($Thousands).

(D)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

(E)	The rate reported is the effective yield at time of purchase.

ADR — American Depositary Receipt

Cl — Class

DJ — Dow Jones

EUR — Euro

FTSE— Financial Times and Stock Exchange

GBP — British Pound Sterling

GDR — Global Depositary Receipt

L.P. — Limited Partnership

NVDR — Non-Voting Depositary Receipt

PLC — Public Limited Company

Ser — Series

SPI — Share Price Index

The following is a list of the level of inputs used as of May 31, 2016, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$6,470,592	$—	$—	$6,470,592
Preferred Stock	23,386	—	—	23,386
Right	1,766	—	—	1,766
Affiliated Partnership	—	362,212	—	362,212
U.S. Treasury Obligation	—	27,747	—	27,747
Cash Equivalent	197,215	—	—	197,215

Total Investments in Securities	$6,692,959	$389,959	$—	$7,082,918

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$7,805	$—	$—	$7,805

*	Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2016, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

116	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Screened World Equity Ex-US Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 92.3%

Argentina — 0.5%
MercadoLibre	2,936	$401
Ternium ADR	1,099	20

		421

Australia — 2.8%
Bellamy’s Australia	7,690	61
BGP Holdings *	4,500	—
BHP Billiton ADR	6,689	180
BlueScope Steel	19,080	86
Brambles	30,059	280
Cochlear	6,093	533
Collins Foods	16,130	58
Commonwealth Bank of Australia	7,214	405
Goodman Group ‡	23,830	123
Northern Star Resources	22,747	71
Objective Corporation	5,533	8
Qantas Airways	135,423	302
SEEK	7,478	88
Telstra	18,674	76
Watpac *	10,863	6
Westpac Banking	548	12

		2,289

Austria — 2.1%
Conwert Immobilien Invest	18,963	308
Erste Group Bank	12,796	343
Kapsch TrafficCom	3,230	103
OMV	8,837	246
Porr Ag	2,082	61
Schoeller-Bleckmann Oilfield Equipment	4,542	277
Strabag	1,092	35
Voestalpine	10,184	349
Wienerberger	1,053	19

		1,741

Belgium — 0.2%
AGFA-Gevaert *	11,327	42
Colruyt	1,970	117
Sioen Industries	210	4

		163

Brazil — 0.8%
Banco Bradesco ADR	32,107	201
Banco do Brasil	23,530	107
JBS	53,900	151
Qualicorp	46,100	196

		655

Canada — 6.1%
Bank of Montreal	5,900	371
Bank of Nova Scotia	300	15
Bird Construction	13,100	134
Canadian National Railway	2,790	166
Centerra Gold	18,800	99

Description	Shares	Market Value ($ Thousands)
Chorus Aviation	2,740	$13
Cogeco	1,682	72
Constellation Software	550	224
Crescent Point Energy	600	10
Delphi Energy *	3,956	3
Fairfax Financial Holdings	840	433
Genworth MI Canada	3,320	85
Granite Oil	535	3
High Arctic Energy Services	10,800	34
High Liner Foods	2,683	39
Indigo Books & Music *	162	2
Lucara Diamond	114,900	358
Magna International, Cl A	9,360	381
Mainstreet Equity *	300	8
Manulife Financial	11,700	175
Newmarket Gold *	55,711	150
North American Energy Partners	908	3
Restaurant Brands International	4,862	204
Ritchie Bros Auctioneers	5,645	185
Rocky Mountain Dealerships	3,500	19
Rogers Communications, Cl B	5,930	226
Royal Bank of Canada	7,800	470
Savanna Energy Services *	5,700	7
Strad Energy Services	14,708	18
Stuart Olson	14,600	75
Supremex	20,200	85
Toronto-Dominion Bank	10,400	454
Transat AT *	31,800	196
Transcontinental, Cl A	10,500	157
Vecima Networks	500	4
WestJet Airlines	235	4
Yellow Pages *	13,133	198
ZCL Composites	700	5

		5,085

Chile — 0.1%
Embotelladora Andina ADR, Cl B	2,983	56
Enersis Americas ADR	2,614	20
Enersis Chile ADR	2,614	15

		91

China — 1.4%
Alibaba Group Holding ADR *	4,611	378
Baidu ADR *	1,959	350
BYD *	9,800	56
China Telecom	8,000	4
NetEase ADR	690	123
Ping An Insurance Group of China	31,000	138
Weichai Power	115,400	135

		1,184

Colombia — 0.3%
Bancolombia ADR, Cl R	8,414	274

117	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Screened World Equity Ex-US Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
Czech Republic — 0.3%
Komercni Banka	5,935	$234
Unipetrol *	895	6

		240

Denmark — 1.8%
Columbus	42,579	55
DSV	6,302	287
Genmab *	872	158
Novo Nordisk, Cl B	6,613	368
Novozymes, Cl B	5,541	264
Pandora	2,220	330

		1,462

Finland — 1.8%
Atria, Cl A	10,693	105
Elisa, Cl A	2,300	88
Kone, Cl B	8,131	385
Lemminkainen	365	5
Neste Oil	11,654	393
Nokian Renkaat	2,490	88
Orion, Cl B	138	5
Sampo, Cl A	5,004	223
UPM-Kymmene	9,844	189

		1,481

France — 4.9%
Boiron	670	57
Burelle	112	101
Caisse Regionale de Credit Agricole Mutuel Brie Picardie	144	4
Cegedim *	1,522	44
Credit Agricole Loire Haute-Loire	140	12
Credit Agricole Toulouse	315	32
Derichebourg	31,217	90
Edenred	6,646	123
Essilor International	1,919	251
Esso Francaise *	528	24
Fleury Michon	329	22
Groupe Fnac *	822	48
Groupe Guillin	563	15
Groupe Open	757	16
Groupe Partouche *	778	28
Ipsen	2,948	186
LafargeHolcim	267	12
Lectra	3,453	55
Legrand	3,928	216
PCAS	8,453	103
Peugeot *	14,422	227
Plastivaloire	564	50
PSB Industries	59	3
Safran	4,948	347
Savencia	79	5
Societe Generale	7,583	312

Description	Shares	Market Value ($ Thousands)
Sodexo	3,634	$382
Synergie	2,610	78
Thales	2,160	187
TOTAL	6,810	331
UBISOFT Entertainment *	9,201	340
Veolia Environnement	8,970	202
Vetoquinol	324	13
Vinci	1,830	138

		4,054

Germany — 4.6%
Adesso	169	5
Allianz	3,539	578
AUDI	37	26
BASF	2,679	207
Brenntag	3,779	202
CENTROTEC Sustainable	477	7
Constantin Medien *	17,806	45
Continental	2,802	601
C-QUADRAT Investment	340	23
CropEnergies	4,408	22
Deutsche Boerse	4,877	428
Deutsche Lufthansa	16,667	234
Eckert & Ziegler	1,449	34
Fresenius	1,890	143
FRoSTA	447	30
Highlight Communications	5,433	37
Hochtief	1,002	127
Hypoport *	447	43
KUKA	580	68
Leifheit	72	5
Mensch und Maschine Software	3,238	52
Merck KGaA	1,286	129
MPC Muenchmeyer Petersen Capital *	1,356	12
MTU Aero Engines	1,590	150
Paul Hartmann	49	25
SAP	4,181	340
Schloss Wachenheim	625	10
Ultrasonic *	1,032	—
VERBIO Vereinigte BioEnergie	29,159	190

		3,773

Hong Kong — 3.4%
1010 Printing Group	158,180	25
Anhui Conch Cement	110,000	266
Bank of China	54,000	22
China Construction Bank	528,000	341
China Mobile	33,500	382
EcoGreen International Group	407,000	88
Hang Seng Bank	14,700	261
Hong Kong Exchanges and Clearing	15,300	366
Hong Kong Ferry Holdings	27,000	30
Industrial & Commercial Bank of China	451,000	239
Luen Thai Holdings	39,000	6

118	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Screened World Equity Ex-US Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
Niraku GC Holdings	208,000	$22
Orient Overseas International	76,500	297
Tencent Holdings	12,400	277
Want Want China Holdings	200,000	142
Wing On International	8,111	24

		2,788

Hungary — 0.1%
OTP Bank	4,940	119

India — 1.2%
HDFC Bank ADR	8,522	548
ICICI Bank ADR	58,826	423

		971

Indonesia — 0.6%
Bank Rakyat Indonesia Persero	205,200	156
Indofood Sukses Makmur *	398,900	202
Japfa Comfeed Indonesia	954,900	62
Samudera Indonesia	4,200	1
Telekomunikasi Indonesia Persero	104,000	28
Unilever Indonesia	27,100	86

		535

Ireland — 1.1%
James Hardie Industries, CDI	21,563	329
Ryanair Holdings ADR	6,690	585

		914

Israel — 1.1%
Bank Hapoalim	28,620	148
Electra Consumer Products 1970 *	4,661	42
Knafaim Holdings	3,989	29
Tadiran Holdings	4,929	93
Teva Pharmaceutical Industries ADR	11,446	594

		906

Italy — 0.8%
Danieli & C Officine Meccaniche	145	3
Exor	4,191	159
Fiat Chrysler Automobiles	15,600	112
La Doria	629	8
Prysmian	14,722	360
Rizzoli Corriere Della Sera Mediagroup *	1,056	1
Servizi Italia	332	1

		644

Japan — 11.5%
Aichi Bank	200	9
Aoki Super	1,000	12
Arata	1,800	39
Astellas Pharma	14,400	197
AT-Group	4,000	77
Axyz	200	4
BML	1,500	70
Chubu Shiryo	600	4

Description	Shares	Market Value ($ Thousands)
Computer Engineering & Consulting	8,400	$117
Dai-ichi Life Insurance	10,400	137
Daiichi Sankyo	9,400	218
Daito Trust Construction	300	44
Denso	23,600	930
FANUC	1,400	214
Fast Retailing	600	162
Fujitsu	40,000	162
G-7 Holdings	1,900	21
Haseko	15,300	168
Hitachi	61,000	282
Hokuriku Gas	7,000	17
Itochu	9,600	120
Japan Airlines	6,100	209
Japan Exchange Group	29,900	407
Kamei	10,200	87
Kao	1,500	83
Kawasumi Laboratories	900	6
KDDI	8,000	234
Keiyo Gas	1,000	4
Kita-Nippon Bank	1,200	29
Kitano Construction	13,000	31
Marubeni	35,500	171
Marukyo	2,000	12
Maruzen	5,000	43
Mitsubishi Gas Chemical	12,000	68
Mitsubishi Research Institute	700	21
Mitsui Sumitomo Insurance Group Holdings	13,300	379
Mitsui Trust Holdings	89,000	310
Mixi	2,400	93
Mizuho Financial Group	149,300	235
NDS	2,000	5
Nidec	3,100	239
Nihon Eslead	1,400	14
Nippon Steel & Sumitomo Metal	13,400	277
Nippon Telegraph & Telephone	8,370	366
Nissan Motor	16,400	166
NTT DoCoMo	10,900	273
ORIX	11,100	154
Otsuka Holdings	5,200	212
Rakuten	29,100	313
San-Ai Oil	2,191	15
Secom	9,400	736
Shimano	2,000	312
SMC	1,300	331
T&D Holdings	13,700	137
T-Gaia	3,000	43
Toho Gas	1,000	7
Toyota Motor	8,100	422
Yamae Hisano	600	5
Yamato	6,000	30
Zenkoku Hosho	1,400	46

		9,529

119	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Screened World Equity Ex-US Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
Malaysia — 0.5%
Dutch Lady Milk Industries	800	$11
Malayan Banking	30,600	60
Malaysian Pacific Industries	10,700	19
MISC	42,200	79
Padini Holdings	108,200	62
Petron Malaysia Refining & Marketing *	42,200	44
Public Bank	19,600	91
Tenaga Nasional	25,000	85

		451

Mexico — 0.3%
Bio Pappel *	18,819	24
Cemex ADR *	17,675	113
Grupo Financiero Banorte, Ser O	14,100	74
Wal-Mart de Mexico	8,626	20

		231

Netherlands — 2.4%
AerCap Holdings *	2,620	103
AMG Advanced Metallurgical Group	5,451	76
BE Semiconductor Industries	1,150	33
DOCdata	492	—
Heineken Holding	4,800	394
Nederland Apparatenfabriek	1,341	44
NN Group	3,700	124
SNS Reaal *	1,762	—
Unilever	26,375	1,185

		1,959

New Zealand — 0.2%
Air New Zealand	39,770	61
Scales	10,857	24
Tourism Holdings	3,995	8
Z Energy	17,342	98

		191

Norway — 1.4%
DnB	41,581	534
Norsk Hydro	72,018	287
Statoil ADR	22,427	353

		1,174

Panama — 0.2%
Copa Holdings, Cl A	2,818	145

Peru — 0.2%
Credicorp	1,253	176

Philippines — 0.1%
Cebu Air	2,290	5
Top Frontier Investment Holdings *	8,700	33

		38

Description	Shares	Market Value ($ Thousands)
Poland — 0.2%
Ciech *	731	$12
Emperia Holding	1,287	18
Polski Koncern Naftowy ORLEN	7,954	140

		170

Portugal — 0.5%
Galp Energia, Cl B	14,466	190
Jeronimo Martins	9,000	146
Sonae Capital SGPS	53,697	36

		372

Qatar — 0.3%
Barwa Real Estate	10,982	91
Ooredoo QSC	7,839	177

		268

Russia — 1.2%
Magnit GDR	1,002	35
Magnit PJSC GDR	4,122	146
Rosneft Oil GDR	66,978	324
Sberbank of Russia ADR	34,329	288
Yandex, Cl A *	10,557	218

		1,011

Singapore — 1.7%
Boustead Singapore	86,100	50
DBS Group Holdings	37,400	421
Frencken Group	11,600	2
Golden Agri-Resources	8,000	2
Hong Leong Finance	7,000	12
Jardine Cycle & Carriage	3,100	76
Lantrovision Singapore	4,220	10
NatSteel *	8,500	9
New Toyo International Holdings	23,200	4
Oversea-Chinese Banking	33,500	210
QAF	6,792	5
Singapore Exchange	16,100	91
United Industrial	110,000	220
United Overseas Bank	24,800	328

		1,440

South Africa — 2.3%
Brait *	9,462	96
FirstRand	10,320	28
Harmony Gold Mining ADR	13,267	41
Impala Platinum Holdings *	30,257	86
Kumba Iron Ore	6,005	31
Liberty Holdings	24,073	182
Naspers, Cl N	4,831	710
RCL Foods	16,799	15
Sanlam	2,546	10
Sasol	6,290	191
Sibanye Gold	40,260	115
Standard Bank Group	7,111	56

120	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Screened World Equity Ex-US Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
Steinhoff International Holdings	32,179	$189
Telkom	29,987	110

		1,860

South Korea — 3.3%
Hyundai Mobis	1,739	372
Korea Electric Power	4,514	238
Korea Petrochemical Industries	280	53
LG.Philips LCD	510	11
NAVER	387	234
Samsung Electronics	1,354	1,468
SK Hynix	6,309	152
SK Telecom	1,088	203

		2,731

Spain — 2.0%
ACS Actividades Construcciones y Servicios	6,092	201
Amadeus IT Holding, Cl A	16,084	746
Bankinter	33,057	252
Iberpapel Gestion	431	8
Industria de Diseno Textil	12,785	432

		1,639

Sweden — 2.5%
Atlas Copco, Cl B	18,313	436
Biotage	68,876	245
Catella	18,486	45
Getinge, Cl B	19,739	421
Proact IT Group	1,997	28
Probi	442	10
Skanska, Cl B	6,810	149
Svenska Cellulosa, Cl B	4,200	134
Svenska Handelsbanken, Cl A	37,335	477
Volvo, Cl B	14,666	163

		2,108

Switzerland — 4.4%
ABB	2,715	56
Bachem Holding, Cl B	280	21
Cie Financiere Richemont	3,033	179
Credit Suisse Group ADR	23,314	319
Goldbach Group	1,151	28
Holcim	3,758	169
Lonza Group	339	58
Looser Holding *	259	14
Metall Zug	12	35
Nestle	10,287	759
Novartis ADR	7,202	573
Roche Holding	2,511	659
SGS	118	252
Swiss Life Holding	31	8
Swiss Re	1,470	132
Tamedia	27	4

Description	Shares	Market Value ($ Thousands)
Wolseley	5,867	$346

		3,612

Taiwan — 3.5%
Advanced Semiconductor Engineering	435,000	492
Hon Hai Precision Industry	105,101	258
Hon Hai Precision Industry GDR	59,928	298
Pegatron	3,633	8
Taiwan Semiconductor Manufacturing	117,000	561
Taiwan Semiconductor Manufacturing ADR	52,810	1,306

		2,923

Thailand — 0.9%
Bangkok Bank NVDR	32,100	147
Esso Thailand	72,100	12
PTT	29,700	250
Siam Cement	14,300	194
Siam Cement NVDR, NVDR	12,850	174

		777

Turkey — 0.6%
Akbank	126,192	341
Turkiye Is Bankasi, Cl C	3,001	5
Turkiye Vakifiar Bankasi Tao, Cl D	99,500	150

		496

United Kingdom — 12.3%
3i Group	874	7
ARM Holdings	33,617	483
ARM Holdings ADR	22,290	961
ASOS *	2,764	141
Associated British Foods	8,751	375
AstraZeneca	6,447	378
Berkeley Group Holdings	4,390	209
BHP Billiton	194	2
BP	21,255	110
BP PLC ADR	5,984	188
British American Tobacco	5,309	324
BT Group, Cl A	38,807	250
Burberry Group	8,863	139
Capita	19,045	295
Carnival	4,740	235
Cenkos Securities	5,511	12
Character Group	4,317	34
CML Microsystems	475	2
Coats Group *	23,012	10
Compass Group	10,230	192
CRH	11,098	335
Dart Group	7,297	69
Dechra Pharmaceuticals	610	10
Diageo	21,032	573
Eco Animal Health Group	1,679	10
entu UK	42	—
Evraz *	14,693	24
Experian	17,602	335

121	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Screened World Equity Ex-US Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
Games Workshop Group	1,198	$9
Gem Diamonds	5,298	10
Greggs	1,752	29
Halma	10,200	141
Hargreaves Lansdown	13,025	256
Hargreaves Services	1,346	3
Howden Joinery Group	20,974	155
HSBC Holdings	64,087	415
Imperial Brands	4,430	242
Indivior	17,994	45
ITV	94,839	296
Lloyds Banking Group	213,520	224
Moneysupermarket.com Group	7,731	37
NWF Group *	20,576	45
Persimmon	7,240	221
Prudential	17,710	356
Rio Tinto	10,792	305
Rio Tinto ADR	9,654	271
Rolls-Royce Holdings	12,794	115
Shire	15,482	960
Sky	271	4
Skyepharma *	109	1
St. James’s Place	16,271	220
Tullow Oil	33,157	111
Vodafone Group ADR	289	10
WPP	1,599	37

		10,221

United States — 3.8%
Carnival, Cl A	13,803	659
Core Laboratories	5,721	694
Everest Re Group	4,275	766
ICON *	11,712	825
PriceSmart	2,183	193
TransGlobe Energy	19,916	33

		3,170

Total Common Stock (Cost $78,103) ($ Thousands)		76,482

PREFERRED STOCK — 1.0%

Brazil — 1.0%
Alpargatas	20,600	56
Banco Bradesco	41,448	263
Centrais Eletricas Santa Catarina	8,800	30
Itau Unibanco Holding	31,131	251
Itau Unibanco Holding ADR	17,252	138
Metalurgica Gerdau	30,400	16
Vale, Cl A	11,000	35

		789

Germany — 0.0%
Einhell Germany	165	6

Description	Shares	Market Value ($ Thousands)
Westag & Getalit	305	$7

		13

Total Preferred Stock (Cost $1,230) ($ Thousands)		802

	Number of Rights
RIGHTS — 0.0%

Italy — 0.0%
UnipolSai, Cl A ‡‡	64	—

Total Rights (Cost $—) ($ Thousands)		—

	Face Amount (Thousands)
U.S. TREASURY OBLIGATION — 0.5%
U.S. Treasury Bills
0.363%, 08/18/2016 (A)(B)	$370	370

Total U.S. Treasury Obligation (Cost $370) ($ Thousands)		370

	Shares

CASH EQUIVALENT — 2.5%
SEI Daily Income Trust, Prime Obligation Fund, Cl A
0.270% **†	2,083,935	2,084

Total Cash Equivalent (Cost $2,084) ($ Thousands)		2,084

Total Investments — 96.3% (Cost $81,787) ($ Thousands)		$79,738

A list of the open futures contracts held by the Fund at May 31, 2016, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
DJ Euro Stoxx 50 Index	19	Jun-2016	$20
FTSE 100 Index	4	Jun-2016	–
Hang Seng Index	3	Jun-2016	8
S&P TSX 60 Index	3	Jun-2016	1
SPI 200 Index	2	Jun-2016	(1)
Topix Index	3	Jun-2016	13

			$41

For the year ended May 31, 2016, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

122	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Screened World Equity Ex-US Fund

May 31, 2016

Percentages are based on a Net Assets of $82,836 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of May 31, 2016.

†	Investment in Affiliated Security (see Note 6).

‡	Real Estate Investment Trust.

‡‡	Expiration date unavailable.

(A)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

(B)	The rate reported is the effective yield at time of purchase.

ADR — American Depositary Receipt

Cl — Class

DJ — Dow Jones

FTSE — Financial Times and Stock Exchange

GDR — Global Depositary Receipt

NVDR — Non-Voting Depositary Receipt

PLC — Public Limited Company

Ser — Series

S&P — Standard & Poor’s

SPI — Share Price Index

The following is a list of the level of inputs used as of May 31, 2016, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$76,482	$—	$—	$76,482
Preferred Stock	802	—	—	802
Rights	—	—	—	—
U.S. Treasury Obligation	—	370	—	370
Cash Equivalent	2,084	—	—	2,084

Total Investments in Securities	$79,368	$370	$—	$79,738

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$42	$—	$—	$42
Unrealized Depreciation	(1)	—	—	(1)

Total Other Financial Instruments	$41	$—	$—	$41

*	Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2016, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

123	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Emerging Markets Equity Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 84.7%

Argentina — 2.6%
Arcos Dorados Holdings, Cl A *	330,068	$1,439
Banco Macro ADR	25,470	1,592
Grupo Clarin GDR, Cl B	60,800	1,176
Grupo Financiero Galicia ADR	205,192	5,830
MercadoLibre	50,580	6,904
Pampa Energia ADR *	59,295	1,392
Telecom Argentina ADR	49,166	864
YPF ADR	226,037	4,726

		23,923

Bangladesh — 0.4%
BRAC Bank	2,006,670	1,188
Envoy Textiles	771,287	338
GrameenPhone	413,070	1,344
Square Pharmaceuticals	318,180	1,057

		3,927

Botswana — 0.0%
Sechaba Breweries Holdings	116,590	296

Brazil — 3.2%
AES Tiete Energia	208,400	839
Ambev	1,560,540	8,223
Banco do Brasil	510,700	2,317
BB Seguridade Participacoes	59,500	454
BM&F Bovespa	134,900	592
BRF — Brasil Foods	23,000	291
BTG Pactual Group	290,000	1,455
Cia de Saneamento de Minas Gerais-COPASA (Brazil)	50,300	345
Cosan, Cl A	292,343	1,582
Cosan Industria e Comercio (Brazil)	61,000	562
EcoRodovias Infraestrutura e Logistica *	299,800	653
Estacio Participacoes	150,500	468
Even Construtora e Incorporadora	529,100	593
JBS	684,300	1,913
Lojas Renner	251,329	1,451
Petroleo Brasileiro ADR, Cl A *	214,500	946
Porto Seguro	75,100	552
Raia Drogasil	339,665	5,398
Ultrapar Participacoes	38,500	735
WEG	55,100	224

		29,593

Canada — 0.9%
Africa Oil *	714,629	1,120
First Quantum Minerals	265,880	1,748
Gran Tierra Energy *	1,202,854	3,564
Guyana Goldfields *	229,118	1,303
Parex Resources *	99,100	1,022

		8,757

Chile — 0.7%
Banco de Chile	6,669,719	674

Description	Shares	Market Value ($ Thousands)
Banco Santander Chile	14,976,929	$678
Empresas COPEC	37,933	324
Forus	398,190	1,155
Parque Arauco	949,702	1,826
SONDA	454,146	808
Vina Concha y Toro	518,110	853

		6,318

China — 6.9%
Agricultural Bank of China	4,047,000	1,479
Alibaba Group Holding ADR *	36,500	2,993
Baidu ADR *	6,700	1,196
Bank of Chongqing	846,252	639
Belle International Holdings	1,000	1
China Biologic Products *	42,380	4,999
China Communications Construction	2,401,000	2,720
China Communications Services	1,830,000	860
China Everbright Bank	7,516,000	3,232
China Petroleum & Chemical	4,770,000	3,254
China Petroleum & Chemical ADR	15,500	1,058
China Railway Construction	1,418,500	1,773
China Railway Group	1,982,000	1,523
China Shenhua Energy	551,500	876
Cogobuy Group *(A)	1,253,000	2,065
Ctrip.com International ADR *	152,145	6,962
Datang International Power Generation	1,884,000	504
Dongfeng Motor Group	1,566,000	1,746
Evergrande Real Estate Group	1,349,000	903
Great Wall Motor	456,000	351
Guangzhou R&F Properties	2,306,800	3,065
Huaneng Power International	1,366,000	934
JA Solar Holdings ADR *	68,500	546
Jiangnan Group	4,922,000	817
Jiangsu Expressway	808,000	1,107
JinkoSolar Holding ADR *	64,300	1,398
NetEase ADR	27,243	4,845
New Oriental Education & Technology Group ADR	67,300	2,843
PICC Property & Casualty	1,118,000	2,041
Ping An Insurance Group of China	113,000	505
Sinopec Engineering Group	848,500	745
Sinopharm Group	385,200	1,785
TAL Education Group ADR *	27,613	1,475
Weichai Power	1,034,000	1,209
Zhejiang Expressway	2,208,000	2,069

		64,518

Colombia — 1.3%
Bancolombia	49,180	377
Bancolombia ADR, Cl R	119,033	3,876
Canacol Energy *	377,810	1,093
Cementos Argos	127,912	482
Cemex Latam Holdings *	539,695	2,354
Constructora Conconcreto	445,980	164

124	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Emerging Markets Equity Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
Empresa de Telecomunicaciones de Bogota	4,844,650	$930
Financiera Colombiana	50,694	638
Financiera Colombiana ADR	12,420	257
Grupo Aval Acciones y Valores ADR	174,094	1,264
Interconexion Electrica ESP	134,623	383

		11,818

Czech Republic — 0.2%
CEZ	37,030	673
Komercni Banka	9,875	388
Moneta Money Bank *(A)	157,454	495

		1,556

Egypt — 0.4%
Commercial International Bank Egypt GDR	330,457	1,221
Global Telecom Holding GDR *	344,140	583
Integrated Diagnostics Holdings (A)	442,170	1,990

		3,794

Georgia — 0.4%
BGEO Group	53,670	1,964
TBC Bank GDR	143,620	1,831

		3,795

Greece — 0.7%
Alpha Bank *	315,368	857
Eurobank Ergasias *	1,243,000	1,370
JUMBO	105,281	1,441
National Bank of Greece *	9,479,734	3,029

		6,697

Hong Kong — 9.2%
Anhui Conch Cement	464,000	1,123
Bank of China	22,792,000	9,272
China Conch Venture Holdings	481,500	971
China Construction Bank	11,270,000	7,268
China Everbright	748,000	1,437
China High Speed Transmission Equipment Group	1,645,000	1,262
China Maple Leaf Educational Systems	2,854,000	2,561
China Medical System Holdings	559,000	800
China Mobile	247,000	2,817
China Mobile ADR	34,900	1,970
China Resources Power Holdings	438,000	688
China Southern Airlines	1,688,000	991
Geely Automobile Holdings	2,180,000	1,153
GOME Electrical Appliances Holdings	3,906,000	468
Goodbaby International Holdings	1,806,000	1,093
Guangzhou Automobile Group	1,034,000	1,183
Guotai Junan International Holdings	6,740,000	2,152
Hengan International Group	51,000	460
Huabao International Holdings	126,000	49
Huaneng Renewables	4,468,000	1,357
Industrial & Commercial Bank of China	9,587,000	5,085
KWG Property Holding	1,178,000	740

Description	Shares	Market Value ($ Thousands)
Man Wah Holdings	1,255,200	$1,758
Minth Group	368,000	1,082
Pou Sheng International Holdings *	5,272,000	1,479
Regina Miracle International Holdings *(A)	1,770,480	2,434
Shanghai Industrial Holdings	361,000	814
Shanghai Pharmaceuticals Holding	248,900	538
Shenzhen International Holdings	930,000	1,413
Shenzhen Investment	4,370,000	1,766
Shimao Property Holdings	1,027,000	1,301
Sinosoft Technology Group	3,002,000	1,720
Sinotruk Hong Kong	2,522,426	1,136
SJM Holdings	2,253,000	1,444
Skyworth Digital Holdings	3,074,000	1,856
Sunac China Holdings	1,711,000	1,064
Sunny Optical Technology Group	672,000	2,323
Tencent Holdings	658,400	14,688
TravelSky Technology	470,000	891
Truly International Holdings	1,228,000	520
Want Want China Holdings	1,008,000	714
Xinyi Solar Holdings	5,340,000	2,165

		86,006

Hungary — 0.4%
OTP Bank	21,345	516
Richter Gedeon Nyrt	165,700	3,324

		3,840

India — 1.9%
Dr Reddy’s Laboratories ADR	83,100	3,919
HDFC Bank ADR	96,390	6,204
ICICI Bank ADR	419,300	3,015
Infosys ADR	106,600	2,072
Tata Motors ADR	77,900	2,609

		17,819

Indonesia — 4.1%
Ace Hardware Indonesia	6,723,900	409
Adaro Energy	6,883,900	358
Adhi Karya Persero	4,308,200	811
Agung Podomoro Land *	20,012,500	354
Astra Agro Lestari *	336,500	349
Astra International	3,117,700	1,506
Bank Central Asia	1,929,627	1,836
Bank Negara Indonesia Persero	3,722,900	1,308
Bank Tabungan Negara Persero	15,363,100	1,918
Bumi Serpong Damai	4,818,900	646
Global Mediacom	11,447,898	834
Indofood Sukses Makmur *	2,831,200	1,435
Kalbe Farma *	50,223,995	5,258
Kino Indonesia *	1,971,500	805
Malindo Feedmill *	3,961,500	429
Matahari Putra Prima	5,412,000	505
Media Nusantara Citra	18,119,300	2,785
Pakuwon Jati	101,768,603	4,098

125	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Emerging Markets Equity Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
Pan Brothers	11,885,100	$433
Surya Citra Media	11,645,155	2,856
Telekomunikasi Indonesia Persero	12,337,700	3,342
Tower Bersama Infrastructure	6,226,865	3,031
United Tractors	1,016,300	1,056
Waskita Karya Persero	9,054,800	1,664

		38,026

Ivory Coast — 0.2%
Societe Generale de Banques en Cote d’Ivoire	1,120	284
Sonatel	31,288	1,231

		1,515

Kashmiri — 0.0%
Advanced Process Systems *	23,301	389

Kazakhstan — 0.4%
Halyk Savings Bank of Kazakhstan JSC GDR *	452,220	2,238
KazMunaiGas Exploration Production GDR *	120,920	909
KCell GDR	270,676	1,002

		4,149

Kenya — 0.5%
ARM Cement	10	—
Barclays Bank of Kenya	3,622,490	359
East African Breweries	63	—
Equity Group Holdings	6,991,321	2,739
Safaricom	7,499,590	1,264

		4,362

Malaysia — 0.7%
AirAsia	3,859,600	2,150
AMMB Holdings	585,200	611
IHH Healthcare	1,797,995	2,813
Karex	1,658,625	908
Petronas Gas	51,900	272

		6,754

Mauritius — 0.2%
MCB Group	244,290	1,431

Mexico — 4.0%
Alfa, Cl A	768,000	1,358
Alsea	201,072	764
America Movil, Ser L	814,200	501
Arca Continental	245,000	1,627
Banregio Grupo Financiero	888,280	4,878
Controladora Vuela Cia de Aviacion ADR *	74,203	1,433
Credito Real SOFOM ER	388,300	814
Fomento Economico Mexicano	111,500	1,016
Genomma Lab Internacional, Cl B *	416,400	426
Gentera	244,200	445
Gruma, Ser B	140,745	2,020
Grupo Aeroportuario del Centro Norte, Cl B	150,169	865
Grupo Aeroportuario del Pacifico, Ser B, Cl B	150,800	1,533
Grupo Mexico, Ser B	156,500	349

Description	Shares	Market Value ($ Thousands)
Grupo Simec, Ser B, Cl B *	338,189	$990
Grupo Televisa ADR	169,795	4,540
Kimberly-Clark de Mexico, Cl A	2,203,145	5,246
Megacable Holdings	363,148	1,533
Wal-Mart de Mexico	3,070,730	7,167

		37,505

Morocco — 0.4%
Attijariwafa Bank	47,130	1,689
Ciments du Maroc	7,180	889
Cosumar	40,420	772

		3,350

Nigeria — 0.4%
Guaranty Trust Bank	8,078,095	793
Presco	1,618,660	297
SEPLAT Petroleum Development	734,571	1,328
Zenith Bank	11,963,979	900

		3,318

Oman — 0.1%
Bank Muscat	841,513	852

Pakistan — 0.9%
Bank Alfalah	4,104,940	948
DG Khan Cement	535,960	912
Fauji Cement	1,205,020	441
Habib Bank	1,572,759	2,637
Oil & Gas Development	2,070,500	2,754
United Bank	566,070	914

		8,606

Panama — 0.4%
Avianca Holdings ADR	432,599	2,236
Copa Holdings, Cl A	34,781	1,794

		4,030

Peru — 1.3%
Alicorp	532,500	1,025
Cementos Pacasmayo	990,650	1,761
Cia de Minas Buenaventura ADR *	262,151	2,506
Credicorp	22,828	3,201
Ferreycorp	1,191,539	600
InRetail Peru *(A)	27,646	470
Intercorp Financial Services	17,100	512
Southern Copper	84,753	2,208

		12,283

Philippines — 3.5%
Aboitiz Power	398,800	392
Ayala Land	1,898,000	1,449
BDO Unibank	1,731,081	3,739
East West Banking	2,247,000	823
Emperador	2,462,500	374
GT Capital Holdings	24,250	723
Jollibee Foods	502,170	2,528

126	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Emerging Markets Equity Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
Megaworld	43,552,007	$4,191
PNOC Energy Development (Philippines)	5,939,200	718
Puregold Price Club	1,017,803	914
Robinsons Land	6,743,600	4,182
Robinsons Retail Holdings	1,558,270	2,682
Security Bank	334,350	1,451
SM Prime Holdings	2,243,500	1,151
Universal Robina	1,512,105	6,305
Xurpas	4,020,000	1,539

		33,161

Poland — 1.8%
Agora	219,711	691
Asseco Poland	42,200	591
Eurocash	643,949	7,999
Kernel Holding	77,650	1,068
PGE	671,931	2,148
Polski Koncern Naftowy ORLEN	150,481	2,639
Powszechny Zaklad Ubezpieczen	201,413	1,594
Tauron Polska Energia	791,912	518

		17,248

Qatar — 0.6%
Al Khalij Commercial Bank	118,280	535
Barwa Real Estate	133,536	1,111
Commercial Bank QSC	42,221	427
Doha Bank QSC	23,667	226
Industries Qatar	18,574	490
Ooredoo QSC	10,096	227
Qatar Electricity & Water	14,800	811
United Development	321,820	1,593

		5,420

Romania — 1.0%
Banca Transilvania	12,758,303	6,696
OMV Petrom	7,374,250	402
Societatea Nationala de Gaze Naturale ROMGAZ	28,914	171
Societatea Nationala de Gaze Naturale ROMGAZ GDR	366,051	2,105

		9,374

Russia — 2.3%
Gazprom ADR	573,273	2,499
Lukoil ADR	49,658	1,899
Mail.ru Group GDR *	48,434	959
Rosneft Oil GDR	172,402	834
Sberbank of Russia ADR	252,045	2,152
Sistema GDR	89,605	668
Surgutneftegas GDR	350,525	1,788
Surgutneftegaz ADR	178,918	907
Tatneft ADR	44,040	1,191
Yandex, Cl A *	432,375	8,907

		21,804

Description	Shares	Market Value ($ Thousands)
Singapore — 0.2%
Yoma Strategic Holdings *	5,030,000	$1,900

South Africa — 3.1%
Barclays Africa Group	123,017	1,141
Exxaro Resources	135,477	539
FirstRand	532,218	1,438
Foschini Group	35,225	313
Liberty Holdings	140,636	1,064
Life Healthcare Group Holdings	225,108	550
Mediclinic International	123,000	1,565
MMI Holdings	1,673,828	2,394
Mondi	49,941	967
Mr Price Group	342,430	4,017
MTN Group	85,543	666
Naspers, Cl N	3,809	560
Netcare	528,398	1,098
Pioneer Foods Group	48,493	504
Royal Bafokeng Platinum *	265,372	688
Sasol	38,228	1,159
Shoprite Holdings	226,278	2,373
Sibanye Gold	942,631	2,697
SPAR Group	53,400	687
Standard Bank Group	104,008	820
Steinhoff International Holdings	97,339	571
Truworths International	100,469	601
Tsogo Sun Holdings	273,513	469
Vodacom Group	163,063	1,704

		28,585

South Korea — 8.8%
Able C&C	23,364	701
Amorepacific	17,544	6,146
BNK Financial Group	85,113	625
CJ	5,790	1,054
Coway	10,539	911
Dongbu Insurance	31,378	1,919
Ecopro *	66,770	804
Hana Financial Group	76,662	1,663
Hanon Systems	84,097	871
Hansol SeenTec *	273,208	594
Hanwha	33,941	1,096
Hanwha Life Insurance	227,636	1,221
Hanwha Techwin	60,519	2,260
Heung-A Shipping, Cl A	313,605	386
Hyosung	7,980	787
Hyundai Marine & Fire Insurance	83,233	2,207
Hyundai Mobis	4,963	1,062
Jusung Engineering *	194,874	1,354
Kangwon Land	33,576	1,199
Kia Motors	116,300	4,552
Korea Electric Power ADR	170,400	4,500
KT&G	53,839	5,760
LG	15,134	837

127	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Emerging Markets Equity Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
LG Display ADR	162,200	$1,768
LG Electronics	33,967	1,599
LG Household & Health Care	1,846	1,636
Mando	7,726	1,439
Medy-Tox	12,735	4,691
Meritz Fire & Marine Insurance	111,096	1,477
NCSoft	5,724	1,155
Nong Shim	2,519	805
Posco Daewoo	40,925	810
S-1, Cl 1	9,192	771
Samsung Electronics	10,736	11,639
Sekonix	50,141	698
SK Innovation	13,574	1,862
SK Materials	19,991	1,983
SK Telecom	6,612	1,232
SK Telecom ADR	10,900	227
Soulbrain	12,085	497
Value Added Technologies	32,701	1,023
Viatron Technologies	16,829	396
Vieworks	38,943	1,742
WiSoL	111,026	1,397
Woory Industrial	44,879	1,344

		82,700

Switzerland — 0.1%
Wizz Air Holdings *(A)	36,722	1,034

Taiwan — 9.7%
Advanced Semiconductor Engineering	1,110,000	1,256
ASPEED Technology	118,132	1,195
Asustek Computer	177,000	1,520
AU Optronics ADR	630,700	1,728
Basso Industry	163,000	350
Bioteque	402,000	2,034
Bizlink Holding	392,000	2,266
Catcher Technology	129,000	981
Cheng Shin Rubber Industry	320,000	657
Chicony Electronics	494,630	1,192
Chin-Poon Industrial *	694,000	1,528
Chroma ATE	425,000	1,019
Chunghwa Telecom	165,000	557
Compal Electronics	3,766,000	2,217
Coretronic	1,162,000	1,046
CTBC Financial Holding	830,929	436
Eclat Textile	224,643	2,411
Formosa Laboratories *	267,000	752
Foxconn Technology	249,000	569
Fubon Financial Holding	989,000	1,168
Gourmet Master	276,000	2,471
Highwealth Construction	1,199,600	1,808
Himax Technologies ADR	91,134	892
Hon Hai Precision Industry	3,026,250	7,433
Hotai Motor	20,000	191
Innolux, Cl A	4,182,000	1,240

Description	Shares	Market Value ($ Thousands)
Inventec	2,110,000	$1,404
Lite-On Technology	1,447,475	1,864
Macauto Industrial	398,000	2,185
Merida Industry	269,000	1,134
Nan Ya Plastics	568,000	1,083
Pegatron	2,373,000	4,941
Powertech Technology	1,569,000	3,382
Radiant Opto-Electronics	574,000	885
Ruentex Development	953,000	1,103
Silergy	202,947	2,402
Silicon Motion Technology ADR	56,596	2,516
Simplo Technology	317,000	1,064
Sinbon Electronics *	344,000	776
TaiDoc Technology *	263,000	1,290
Taishin Financial Holding	1,581,000	596
Taiwan PCB Techvest	79,000	73
Taiwan Semiconductor Manufacturing	743,000	3,565
Taiwan Semiconductor Manufacturing ADR	583,325	14,420
TTY Biopharm	256,000	879
Tung Thih Electronic	183,000	2,559
Vanguard International Semiconductor	480,000	787
WPG Holdings	2,735,000	3,007

		90,832

Thailand — 3.3%
Bangchak Petroleum	1,833,900	1,553
Bangkok Dusit Medical Services	2,360,800	1,593
Bangkok Expressway & Metro	20	—
Banpu	327,400	112
Beauty Community	9,857,623	1,876
Big Camera	15,983,500	1,611
Carabao Group NVDR	1,530,968	1,853
Charoen Pokphand Foods	1,152,400	944
Delta Electronics Thailand	573,600	1,152
Kiatnakin Bank	866,600	1,007
Minor International	991,300	1,089
Minor International NVDR	2,337,636	2,568
Plan B Media	3,954,700	681
PTT	336,700	2,837
PTT Global Chemical	1,169,400	1,948
Sansiri	11,920,200	527
Sino-Thai Engineering & Construction	3,397,279	2,187
Srisawad Power 1979	1,458,935	1,736
Taokaenoi Food & Marketing	1,549,200	620
Thai Oil	939,700	1,670
Thai Union Group	2,995,700	1,853
Thanachart Capital	1,492,500	1,420

		30,837

Turkey — 2.1%
Arcelik	68,532	455
Coca-Cola Icecek	302,725	3,692
Emlak Konut Gayrimenkul Yatirim Ortakligi	788,075	721
Eregli Demir ve Celik Fabrikalari	830,686	1,159

128	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Emerging Markets Equity Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
Ford Otomotiv Sanayi	116,014	$1,375
Lokman Hekim Engurusag Saglik Turizm Egitim Hizmetleri ve Insaat Taahhut	365,932	426
Park Elektrik Uretim Madencilik Sanayi ve Ticaret	1,313,435	1,153
Selcuk Ecza Deposu Ticaret ve Sanayi A.S.	879,449	819
TAV Havalimanlari Holding	218,515	1,121
Tekfen Holding	239,792	582
Tupras Turkiye Petrol Rafinerileri	131,704	2,972
Turk Hava Yollari *	1,403,547	2,958
Turk Traktor ve Ziraat Makineleri	45,448	1,254
Turkiye Is Bankasi, Cl C	393,110	601

		19,288

Ukraine — 0.1%
MHP GDR	62,001	559

United Arab Emirates — 2.1%
Aldar Properties	3,770,725	2,700
DAMAC Properties Dubai	4,534,689	2,889
Dubai Islamic Bank	2,000,275	2,778
Emaar Properties	4,492,619	7,645
Emirates NBD	300,000	690
First Gulf Bank	254,826	822
NMC Health	78,616	1,316
Ras Al Khaimah Ceramics	1,309,459	1,194

		20,034

United Kingdom — 0.8%
Centamin	531,765	746
Commercial International Bank Egypt GDR	93,700	346
Georgia Healthcare Group *(A)	359,020	1,385
Global Telecom Holding GDR *	1,905,563	3,297
MHP GDR	93,939	846
PhosAgro GDR	78,630	1,179

		7,799

United States — 2.4%
EPAM Systems *	37,375	2,860
Globant *	41,865	1,680
Kansas City Southern	57,010	5,307
Luxoft Holding, Cl A *	51,544	3,347
PriceSmart	93,755	8,306
Tahoe Resources	70,091	836

		22,336

Total Common Stock (Cost $815,802) ($ Thousands)		792,138

	Number of Warrants
PARTICIPATION NOTES — 7.5%

Africa — 0.3%
East African Breweries, Expires 10/31/17	787,144	2,276

Description	Number of Warrants	Market Value ($ Thousands)
Chile — 0.2%
SACI Falabella, Expires 11/07/18	298,427	$2,094

China — 0.2%
Huangshan Tourism Development, Expires 11/06/20	561,392	2,160

Colombia — 0.1%
Baco Davivienda, Expires 12/05/18	22,810	193
Constructora Conconcreto, Expires 12/05/18	497,710	183
Empresa de Telecomunicaciones de Bogota, Expires 12/05/18	1,784,970	342

		718

Egypt — 0.3%
Emaar Misr for Development, Expires 05/02/18	1,685,143	446
Palm Hills Developments, Expires 05/02/18	8,969,988	2,484

		2,930

India — 1.2%
Biocon, Expires 04/22/21	177,362	1,881
Fortis Healthcare, Expires 08/07/20	685,940	1,647
LIC Housing Finance, Expires 03/08/19	214,630	1,505
Shriram Transport Finance, Expires 01/30/19	96,281	1,693
SKS Microfinance, Expires 11/05/18	377,989	3,661
Voltas, Expires 05/28/20	202,975	1,008

		11,395

Japan — 0.0%
Tokyo Cement Lanka, Expires 12/05/16	456,690	123

Kuwait — 0.9%
Kuwait Food Americana SAK, Expires 02/14/19	120,850	930
Mabanee, Expires 08/05/19	354,597	926
Mabanee SAK, Expires 08/05/19	39,130	102
Mezzan Holding, Expires 05/02/18	698,349	2,388
National Bank of Kuwait, Expires 03/24/16	1,498,481	3,122
National Bank of Kuwait, Expires 04/30/18	287,700	592
National Bank of Kuwait, Expires 11/20/18	317,915	658

		8,718

Pakistan — 0.6%
DG Khan Cement, Expires 01/17/17	581,000	988
Fauji Cement, Expires 12/02/16	1,025,450	374
United Bank, Expires 01/17/17	136,660	220
United Bank, Expires 10/31/16	2,526,373	4,077

		5,659

Saudi Arabia — 1.7%
Bupa Arabia for Cooperative Insurance, Expires 04/05/17	5,569	206
Bupa Arabia for Cooperative Insurance, Expires 04/05/17	76,440	2,847

129	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Emerging Markets Equity Fund

May 31, 2016

Description	Number of Warrants	Market Value ($ Thousands)
CO For Cooperative Insurance, Expires 07/31/17	113,112	$2,544
Fawaz Abdulaziz Al Hokair, Expires 03/02/17	53,966	669
Mouwasat Medical Services, Expires 09/20/17	59,887	2,083
National Industrialization, Expires 07/12/17	236,000	794
National Industrialization, Expires 07/12/17	841,331	2,833
Samba Financial Group, Expires 03/02/17	243,843	1,378
United International Transportation, Expires 07/31/17	154,290	1,486
United International Transportation, Expires 02/26/18	76,127	738

		15,578

Singapore — 0.1%
Eclerx Services, Expires 11/13/20	45,421	957

Spain — 0.1%
Cemex Latam Holdings, Expires 10/31/18	199,176	844

Sri Lanka — 0.3%
Danang Rubber, Expires 06/03/19	26,270	61
Hatton National Bank, Expires 09/05/16	753,561	1,081
Hemas Holdings, Expires 12/05/17	688,148	415
John Keells Holdings, Expires 07/05/19	915,684	962
LAUGFS Gas, Expires 12/05/16	704,271	195
Military Commercial Joint Stock Bank, Expires 02/12/18	389,460	268
Vingroup, Expires 07/31/19	59,600	138

		3,120

Turkey — 0.1%
Turkiye Garanti Bankasi, Expires 11/30/17	486,183	1,232

Vietnam — 1.4%
Danang Rubber, Expires 06/03/19	455,957	1,058
FPT, Expires 06/01/15	536,600	968
Hoa Phat Group, Expires 07/24/18	1,110,989	1,660
Military Commercial Joint Stock Bank, Expires 02/12/18	1,657,624	1,143
Military Commercial Joint Stock Bank, Expires 04/20/17	1,179,000	813
Mobile World Investment, Expires 08/15/16	93,570	356
Pha Lai Thermal Power, Expires 01/17/17	177,040	124
Vietnam Dairy Products, Expires 12/05/16	240,898	1,528
Vingroup, Expires 01/20/16	1,306,064	3,032
Vingroup, Expires 07/31/19	973,620	2,260

		12,942

Total Participation Notes (Cost $72,947) ($ Thousands)		70,746

Description	Shares	Market Value ($ Thousands)
EXCHANGE TRADED FUNDS — 3.1%

United States — 3.1%
iPath MSCI India Index ETN	77,247	$4,963
iShares MSCI Emerging Markets Index Fund	284,531	9,426
iShares MSCI Frontier 100 ETF	40,780	1,042
iShares MSCI India ETF	179,600	4,962
WisdomTree India Earnings Fund	422,100	8,345

Total Exchange Traded Funds (Cost $30,516) ($ Thousands)		28,738

PREFERRED STOCK — 1.4%

Brazil — 1.0%
Banco Bradesco	201,380	1,277
Bradespar	755,100	1,444
Braskem	278,100	1,615
Cia Brasileira de Distribuicao	33,500	375
Cia Brasileira de Distribuicao Grupo Pao de Acucar	4,500	50
Cia Paranaense de Energia	186,100	1,213
Itausa — Investimentos Itau	987,290	1,960
Suzano Papel e Celulose, Cl A	129,400	525
Telefonica Brasil	21,100	245

		8,704

Colombia — 0.3%
Banco Davivienda	315,631	2,676
Bancolombia	42,105	344

		3,020

South Korea — 0.1%
LG Chemical	6,973	1,147

Total Preferred Stock (Cost $12,745) ($ Thousands)		12,871

	Number of Rights

RIGHTS — 0.0%

Brazil — 0.0%
Cia de Saneamento de Minas Gerais-COPASA, Expires 06/23/2016 *	3	5

United Arab Emirates — 0.0%
Dubai Islamic Bank, Expires 06/23/2016 *	500	253

Total Rights (Cost $—) ($ Thousands)		258

130	SEI Institutional Investments Trust / Annual Report / May 31, 2016

SCHEDULE OF INVESTMENTS

Emerging Markets Equity Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
CASH EQUIVALENT — 0.3%
SEI Daily Income Trust, Prime Obligation Fund, Cl A
0.270% **†	2,804,047	$2,804

Total Cash Equivalent (Cost $2,804) ($ Thousands)		2,804

Total Investments — 97.0% (Cost $934,814) ($ Thousands)		$907,555

Percentages are based on a Net Assets of $935,399 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of May 31, 2016.

†	Investment in Affiliated Security (see Note 6).

‡	Real Estate Investment Trust.

(A)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2016, the value of these securities amounted to $9,873 ($ Thousands), representing 1.0% of the net assets of the Fund.

ADR — American Depositary Receipt

Cl — Class

ETF — Exchange Traded Fund

ETN — Exchange Traded Note

GDR — Global Depositary Receipt

MSCI — Morgan Stanley Capital International

Ser — Series

The following is a list of the level of inputs used as of May 31, 2016, in valuing the Fund’s investments carried at value ($ Thousands).

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$792,138	$—	$—	$792,138
Participation Notes	—	70,746	—	70,746
Exchange Traded Funds	28,738	—	—	28,738
Preferred Stock	12,871	—	—	12,871
Rights	258	—	—	258
Cash Equivalent	2,804	—	—	2,804

Total Investments in Securities	$836,809	$70,746	$—	$907,555

For the year ended May 31, 2016, there were transfers between Level 1 and Level 2 assets and liabilities. The primary reason for changes in the classifications between Levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded.

For the year ended May 31, 2016, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

131	SEI Institutional Investments Trust / Annual Report / May 31, 2016

CONSOLIDATED SCHEDULE OF INVESTMENTS

Dynamic Asset Allocation Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 96.1%

Consumer Discretionary — 12.1%
Advance Auto Parts	7,700	$1,185
Amazon.com *	42,200	30,502
AutoNation *	8,900	449
AutoZone *	3,300	2,515
Bed Bath & Beyond	17,100	765
Best Buy	32,400	1,042
BorgWarner	23,500	800
Cablevision Systems, Cl A	24,500	850
Carmax *	21,800	1,170
Carnival, Cl A	49,700	2,373
CBS, Cl B	46,043	2,542
Chipotle Mexican Grill, Cl A *	3,400	1,503
Coach	29,500	1,163
Comcast, Cl A	267,200	16,914
Darden Restaurants	12,300	834
Delphi Automotive	30,000	2,039
Discovery Communications, Cl A *	15,500	432
Discovery Communications, Cl C *	27,800	744
Dollar General	32,400	2,913
Dollar Tree *	26,284	2,380
DR Horton	35,800	1,094
Expedia	13,500	1,502
Foot Locker	14,800	828
Ford Motor	430,300	5,805
Gap	27,600	497
Garmin	14,000	595
General Motors	152,600	4,773
Genuine Parts	16,351	1,585
Goodyear Tire & Rubber	27,000	755
H&R Block	27,400	585
Hanesbrands	41,400	1,121
Harley-Davidson	21,100	979
Harman International Industries	7,200	563
Hasbro	12,400	1,082
Home Depot	139,232	18,395
Interpublic Group	42,900	1,025
Johnson Controls	71,900	3,174
Kohl’s	21,000	757
L Brands	27,600	1,892
Leggett & Platt	14,400	724
Lennar, Cl A	19,800	902
LKQ *	33,600	1,111
Lowe’s	100,500	8,053
Macy’s	33,900	1,126
Marriott International, Cl A	20,900	1,380
Mattel	36,400	1,160
McDonald’s	98,700	12,047
Michael Kors Holdings *	20,100	859
Mohawk Industries *	6,828	1,343
NetFlix *	46,900	4,811
Newell Brands	49,999	2,384

Description	Shares	Market Value ($ Thousands)
News	14,100	$174
News, Cl A	37,200	445
NIKE, Cl B	148,100	8,178
Nordstrom	15,000	570
Omnicom Group	25,600	2,133
O’Reilly Automotive *	10,700	2,829
Priceline Group *	5,400	6,827
PulteGroup	31,700	595
PVH	8,600	807
Ralph Lauren, Cl A	6,500	613
Ross Stores	45,200	2,414
Royal Caribbean Cruises	18,200	1,409
Scripps Networks Interactive, Cl A	10,000	643
Signet Jewelers	8,400	831
Staples	69,900	615
Starbucks	162,100	8,898
Starwood Hotels & Resorts Worldwide	18,400	1,351
Target	65,900	4,533
TEGNA	23,600	542
Tiffany	12,900	799
Time Warner	86,100	6,514
TJX	73,200	5,572
Tractor Supply	14,700	1,413
TripAdvisor *	11,600	786
Twenty-First Century Fox, Cl A	123,700	3,572
Twenty-First Century Fox, Cl B	45,600	1,333
Ulta Salon Cosmetics & Fragrance *	7,000	1,631
Under Armour, Cl A *	19,200	724
Under Armour, Cl C *	19,200	671
Urban Outfitters *	10,300	294
VF	36,200	2,256
Viacom, Cl B	37,500	1,664
Walt Disney	163,862	16,258
Whirlpool	8,200	1,432
Wyndham Worldwide	12,900	869
Wynn Resorts	8,400	808
Yum! Brands	45,000	3,694

		250,719

Consumer Staples — 9.7%
Altria Group	214,300	13,638
Archer-Daniels-Midland	66,200	2,831
Brown-Forman, Cl B	10,900	1,069
Campbell Soup	20,500	1,242
Church & Dwight	13,800	1,359
Clorox	14,000	1,800
Coca-Cola	425,700	18,986
Colgate-Palmolive	98,600	6,942
ConAgra Foods	48,600	2,221
Constellation Brands, Cl A	19,300	2,956
Costco Wholesale	48,000	7,141
CVS Health	120,300	11,603

132	SEI Institutional Investments Trust / Annual Report / May 31, 2016

CONSOLIDATED SCHEDULE OF INVESTMENTS

Dynamic Asset Allocation Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
Dr. Pepper Snapple Group	20,450	$1,869
Estee Lauder, Cl A	24,900	2,285
General Mills	64,300	4,037
Hershey	15,400	1,430
Hormel Foods	31,200	1,074
JM Smucker	12,982	1,677
Kellogg	27,200	2,023
Kimberly-Clark	39,100	4,967
Kraft Heinz	65,466	5,446
Kroger	108,400	3,876
McCormick	13,100	1,272
Mead Johnson Nutrition, Cl A	20,800	1,711
Molson Coors Brewing, Cl B	20,600	2,043
Mondelez International, Cl A	172,200	7,661
Monster Beverage *	16,100	2,415
PepsiCo	158,162	16,001
Philip Morris International	169,500	16,726
Procter & Gamble	289,900	23,494
Reynolds American	90,942	4,520
Sysco	58,100	2,795
Tyson Foods, Cl A	32,800	2,092
Walgreens Boots Alliance	94,100	7,283
Wal-Mart Stores	171,855	12,164
Whole Foods Market	34,000	1,100

		201,749

Energy — 6.9%
Anadarko Petroleum	54,700	2,837
Apache	42,300	2,417
Baker Hughes	46,800	2,170
Cabot Oil & Gas	47,800	1,146
Chesapeake Energy	53,800	231
Chevron	205,800	20,786
Cimarex Energy	10,800	1,256
Columbia Pipeline Group	45,800	1,170
Concho Resources *	14,300	1,735
ConocoPhillips	135,900	5,951
Devon Energy	57,500	2,075
Diamond Offshore Drilling	6,400	165
EOG Resources	60,300	4,906
EQT	18,200	1,333
Exxon Mobil	454,300	40,442
FMC Technologies *	24,100	656
Halliburton	94,800	3,999
Helmerich & Payne	11,200	685
Hess	29,900	1,792
Kinder Morgan	201,377	3,641
Marathon Oil	96,700	1,264
Marathon Petroleum	57,410	2,000
Murphy Oil	17,300	535
National Oilwell Varco	42,800	1,410
Newfield Exploration *	22,400	913

Description	Shares	Market Value ($ Thousands)
Noble Energy	46,000	$1,644
Occidental Petroleum	84,000	6,337
ONEOK	22,400	969
Phillips 66	51,500	4,138
Pioneer Natural Resources	18,100	2,902
Range Resources	18,100	771
Schlumberger	152,237	11,616
Southwestern Energy *	40,500	554
Spectra Energy	75,000	2,389
Tesoro	13,000	1,015
Transocean	38,700	379
Valero Energy	51,400	2,811
Williams	73,200	1,622

		142,662

Financials — 15.6%
Affiliated Managers Group *	5,900	1,024
Afiac	46,100	3,202
Allstate	41,500	2,802
American Express	89,600	5,892
American International Group	126,700	7,333
American Tower, Cl A ‡	46,747	4,945
Ameriprise Financial	19,000	1,932
Aon	29,700	3,245
Apartment Investment & Management, Cl A ‡	17,600	751
Arthur J Gallagher	19,400	938
Assurant	7,100	620
AvalonBay Communities ‡	15,100	2,716
Bank of America	1,127,600	16,677
Bank of New York Mellon	117,700	4,950
BB&T	89,100	3,241
Berkshire Hathaway, Cl B *	204,900	28,797
BlackRock, Cl A	13,941	5,072
Boston Properties ‡	17,200	2,161
Capital One Financial	57,200	4,189
CBRE Group, Cl A *	31,500	940
Charles Schwab	132,000	4,037
Chubb	50,326	6,372
Cincinnati Financial	15,400	1,064
Citigroup	322,600	15,024
Citizens Financial Group	57,900	1,364
CME Group, Cl A	37,200	3,642
Comerica	18,500	871
Crown Castle International ‡	37,200	3,378
Digital Realty Trust ‡	16,000	1,527
Discover Financial Services	46,000	2,613
E*TRADE Financial *	30,000	837
Equinix ‡	7,657	2,772
Equity Residential ‡	40,700	2,817
Essex Property Trust ‡	7,400	1,682
Extra Space Storage ‡	13,600	1,264
Federal Realty Investment Trust ‡	7,600	1,164

133	SEI Institutional Investments Trust / Annual Report / May 31, 2016

CONSOLIDATED SCHEDULE OF INVESTMENTS

Dynamic Asset Allocation Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
Fifth Third Bancorp	84,700	$1,598
Four Corners Property Trust ‡	1	—
Franklin Resources	40,700	1,520
General Growth Properties ‡	65,700	1,765
Goldman Sachs Group	42,800	6,826
Hartford Financial Services Group	43,800	1,978
HCP ‡	52,400	1,722
Host Hotels & Resorts ‡	80,785	1,244
Huntington Bancshares	84,200	880
Intercontinental Exchange	13,169	3,570
Invesco	44,800	1,407
Iron Mountain ‡	27,671	1,017
JPMorgan Chase	401,200	26,186
KeyCorp	88,900	1,140
Kimco Realty ‡	43,900	1,237
Legg Mason	12,500	431
Leucadia National	33,700	610
Lincoln National	27,600	1,265
Loews	30,500	1,235
M&T Bank	17,321	2,070
Macerich ‡	14,600	1,114
Marsh & McLennan	56,300	3,720
MetLife	119,900	5,461
Moody’s	18,447	1,820
Morgan Stanley	167,600	4,587
Nasdaq	12,300	812
Navient	39,300	539
Northern Trust	23,100	1,712
People’s United Financial	34,100	542
PNC Financial Services Group	54,700	4,909
Principal Financial Group	28,800	1,283
Progressive	65,600	2,184
Prologis ‡	56,300	2,676
Prudential Financial	49,000	3,883
Public Storage ‡	16,300	4,135
Realty Income ‡	27,200	1,634
Regions Financial	139,600	1,372
S&P Global	29,200	3,265
Simon Property Group ‡	34,000	6,720
SL Green Realty ‡	11,000	1,115
SunTrust Banks	56,200	2,463
Synchrony Financial *	92,911	2,899
T. Rowe Price Group	27,800	2,142
Torchmark	12,300	758
Travelers	32,400	3,698
UDR ‡	28,300	1,020
Unum Group	26,100	964
US Bancorp	177,800	7,613
Ventas ‡	37,500	2,487
Vornado Realty Trust ‡	19,900	1,901
Wells Fargo	505,000	25,614
Welltower ‡	39,500	2,722

Description	Shares	Market Value ($ Thousands)
Weyerhaeuser	82,027	$2,584
Willis Towers Watson	15,595	1,996
XL Group, Cl A	31,400	1,079
Zions Bancorporation	22,900	642

		323,621

Health Care — 14.1%
Abbott Laboratories	160,900	6,376
AbbVie	176,500	11,107
Aetna	38,518	4,361
Agilent Technologies	35,200	1,615
Alexion Pharmaceuticals *	24,900	3,757
Allergan *	43,300	10,208
AmerisourceBergen	20,361	1,527
Amgen	82,300	12,999
Anthem	29,000	3,833
Baxalta	75,167	3,400
Baxter International	60,338	2,604
Becton Dickinson	23,177	3,858
Biogen *	23,900	6,925
Boston Scientific *	149,300	3,391
Bristol-Myers Squibb	182,800	13,107
C.R. Bard	7,800	1,708
Cardinal Health	36,500	2,882
Celgene *	85,700	9,043
Centene *	18,300	1,141
Cerner *	34,000	1,891
Cigna	27,700	3,549
DaVita HealthCare Partners *	18,500	1,430
Dentsply Sirona	26,900	1,672
Edwards Lifesciences *	23,700	2,334
Eli Lilly	107,400	8,058
Endo International *	22,700	359
Express Scripts Holding *	69,700	5,266
Gilead Sciences	149,556	13,020
HCA Holdings *	34,100	2,660
Henry Schein *	9,300	1,616
Hologic *	26,600	915
Humana	15,900	2,743
Illumina *	16,400	2,375
Intuitive Surgical *	4,100	2,602
Johnson & Johnson	301,800	34,010
Laboratory Corp of America Holdings *	10,854	1,389
Mallinckrodt *	12,200	773
McKesson	25,100	4,597
Medtronic	153,955	12,390
Merck	303,600	17,081
Mylan *	46,100	1,998
Patterson	8,900	434
PerkinElmer	12,000	657
Perrigo	15,500	1,486
Pfizer	660,996	22,937

134	SEI Institutional Investments Trust / Annual Report / May 31, 2016

CONSOLIDATED SCHEDULE OF INVESTMENTS

Dynamic Asset Allocation Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
Quest Diagnostics	15,300	$1,181
Regeneron Pharmaceuticals *	8,700	3,471
St. Jude Medical	30,400	2,382
Stryker	33,900	3,768
Thermo Fisher Scientific	43,100	6,541
UnitedHealth Group	104,100	13,915
Universal Health Services, Cl B	9,700	1,308
Varian Medical Systems *	10,400	861
Vertex Pharmaceuticals *	27,500	2,562
Waters *	8,600	1,183
Zimmer Biomet Holdings	19,500	2,381
Zoetis, Cl A	51,067	2,422

		294,059

Industrials — 9.6%
3M	66,300	11,160
Acuity Brands	4,700	1,218
Alaska Air Group	13,700	910
Allegion	11,333	767
American Airlines Group	67,500	2,154
Ametek	25,100	1,200
Boeing	68,300	8,616
C.H. Robinson Worldwide	15,200	1,140
Caterpillar	64,100	4,648
Cintas	9,600	910
CSX	105,300	2,783
Cummins	17,400	1,992
Danaher	65,300	6,423
Deere	33,300	2,740
Delta Air Lines	84,700	3,681
Dover	17,000	1,135
Dun & Bradstreet	3,500	444
Eaton	50,101	3,088
Emerson Electric	70,300	3,657
Equifax	13,400	1,685
Expeditors International of Washington	19,900	966
Fastenal	30,400	1,399
FedEx	28,049	4,627
Flowserve	14,000	674
Fluor	15,200	802
General Dynamics	32,000	4,540
General Electric	1,020,292	30,843
Honeywell International	84,300	9,596
Illinois Tool Works	36,356	3,855
Ingersoll-Rand	28,900	1,931
Jacobs Engineering Group *	12,300	623
JB Hunt Transport Services	9,700	802
Kansas City Southern	11,600	1,080
L-3 Communications Holdings, Cl 3	8,600	1,180
Lockheed Martin	28,600	6,756
Masco	36,300	1,185
Nielsen Holdings	39,600	2,114

Description	Shares	Market Value ($ Thousands)
Norfolk Southern	33,300	$2,799
Northrop Grumman	19,600	4,168
Paccar	37,600	2,096
Parker Hannifin	15,200	1,746
Pentair	20,046	1,208
Pitney Bowes	18,800	350
Quanta Services *	16,600	399
Raytheon	32,800	4,253
Republic Services, Cl A	27,100	1,308
Robert Half International	14,100	586
Rockwell Automation	14,200	1,648
Rockwell Collins	14,400	1,273
Roper Technologies	11,300	1,933
Ryder System	6,200	432
Snap-on	6,400	1,036
Southwest Airlines	70,500	2,995
Stanley Black & Decker	16,400	1,856
Stericycle *	9,000	882
Textron	29,800	1,134
Tyco International	45,300	1,931
Union Pacific	92,900	7,821
United Continental Holdings *	37,000	1,668
United Parcel Service, Cl B	75,700	7,804
United Rentals *	10,800	752
United Technologies	85,300	8,579
Verisk Analytics, Cl A *	17,600	1,397
Waste Management	46,000	2,804
WW Grainger	6,200	1,416
Xylem	19,000	849

		200,447

Information Technology — 19.6%
Accenture, Cl A	68,900	8,197
Activision Blizzard	56,900	2,234
Adobe Systems *	54,900	5,461
Akamai Technologies *	18,600	1,015
Alliance Data Systems *	6,600	1,466
Alphabet, Cl A *	31,945	23,922
Alphabet, Cl C *	32,622	24,001
Amphenol, Cl A	32,900	1,932
Analog Devices	34,800	2,036
Apple	606,800	60,595
Applied Materials	122,000	2,979
Autodesk *	24,000	1,398
Automatic Data Processing	49,700	4,366
Broadcom	40,493	6,250
CA	30,900	999
Cisco Systems	550,600	15,995
Citrix Systems *	16,600	1,410
Cognizant Technology Solutions, Cl A *	67,500	4,147
Corning	124,500	2,601
CSRA	15,200	376

135	SEI Institutional Investments Trust / Annual Report / May 31, 2016

CONSOLIDATED SCHEDULE OF INVESTMENTS

Dynamic Asset Allocation Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
eBay *	118,300	$2,894
Electronic Arts *	34,600	2,656
EMC	212,900	5,951
F5 Networks *	7,500	826
Facebook, Cl A *	250,900	29,809
Fidelity National Information Services	29,900	2,221
First Solar *	7,800	387
Fiserv *	24,400	2,570
FLIR Systems	13,200	411
Global Payments	16,612	1,291
Harris	13,600	1,071
Hewlett Packard Enterprise	188,800	3,487
HP	192,600	2,577
Intel	516,800	16,326
International Business Machines	96,758	14,876
Intuit	28,300	3,018
Juniper Networks	40,800	955
Kla-Tencor	16,900	1,232
Lam Research	16,587	1,374
Linear Technology	24,900	1,178
MasterCard, Cl A	107,400	10,300
Microchip Technology	22,300	1,152
Micron Technology *	118,400	1,506
Microsoft	865,300	45,861
Motorola Solutions	17,267	1,196
NetApp	32,400	827
Nvidia	54,900	2,565
Oracle	344,900	13,865
Paychex	34,200	1,854
PayPal Holdings *	123,000	4,648
Qorvo *	12,800	652
Qualcomm	162,800	8,941
Red Hat *	19,900	1,541
Salesforce.com *	69,300	5,801
Seagate Technology	30,300	684
Skyworks Solutions	21,800	1,455
Symantec	69,800	1,212
TE Connectivity	41,300	2,478
Teradata *	14,700	417
Texas Instruments	109,400	6,630
Total System Services	17,600	945
VeriSign *	11,100	949
Visa, Cl A	209,600	16,546
Western Digital	30,203	1,406
Western Union	55,100	1,072
Xerox	100,300	1,000
Xilinx	27,200	1,289
Yahoo! *	96,300	3,654

		406,936

Materials — 2.8%
Air Products & Chemicals	21,600	3,081

Description	Shares	Market Value ($ Thousands)
Alcoa	140,900	$1,306
Avery Dennison	10,400	774
Ball	15,000	1,085
CF Industries Holdings	25,000	692
Dow Chemical	123,500	6,343
E.I. du Pont de Nemours	95,700	6,260
Eastman Chemical	16,100	1,181
Ecolab	29,600	3,470
FMC	13,900	660
Freeport-McMoRan, Cl B	140,700	1,559
International Flavors & Fragrances	8,800	1,135
International Paper	44,800	1,889
LyondellBasell Industries, Cl A	38,100	3,100
Martin Marietta Materials	7,200	1,361
Monsanto	48,700	5,477
Mosaic	36,800	928
Newmont Mining	59,400	1,925
Nucor	35,900	1,742
Owens-Illinois *	17,100	323
PPG Industries	28,800	3,101
Praxair	31,664	3,479
Sealed Air	21,900	1,017
Sherwin-Williams	8,775	2,554
Vulcan Materials	14,100	1,646
WestRock	27,341	1,083

		57,171

Telecommunication Services — 2.5%
AT&T	672,416	26,325
CenturyLink	59,100	1,603
Frontier Communications	130,800	676
Level 3 Communications *	30,900	1,667
Verizon Communications	445,200	22,661

		52,932

Utilities — 3.2%
AES	77,600	861
AGL Resources	12,400	816
Ameren	26,400	1,308
American Electric Power	54,000	3,495
American Water Works	19,400	1,438
Centerpoint Energy	44,900	1,012
CMS Energy	30,100	1,259
Consolidated Edison	32,200	2,359
Dominion Resources	65,300	4,718
DTE Energy	20,200	1,832
Duke Energy	75,730	5,924
Edison International	36,300	2,600
Entergy	18,800	1,427
Eversource Energy	35,600	1,967
Exelon	101,200	3,468
FirstEnergy	47,800	1,568

136	SEI Institutional Investments Trust / Annual Report / May 31, 2016

CONSOLIDATED SCHEDULE OF INVESTMENTS

Dynamic Asset Allocation Fund

May 31, 2016

Description	Shares	Market Value ($ Thousands)
NextEra Energy	50,700	$6,090
NiSource	33,000	787
NRG Energy	35,100	575
PG&E	54,600	3,280
Pinnacle West Capital	11,500	846
PPL	75,000	2,891
Public Service Enterprise Group	56,600	2,533
SCANA	16,500	1,154
Sempra Energy	26,300	2,817
Southern	99,900	4,939
TECO Energy	27,100	746
WEC Energy Group	34,162	2,055
Xcel Energy	54,100	2,238

		67,003

Total Common Stock (Cost $1,510,839) ($ Thousands)		1,997,299

EXCHANGE TRADED FUND — 0.3%

Exchange Traded Fund — 0.3%
SPDR S&P 500 ETF Trust	33,406	7,018

Total Exchange Traded Fund (Cost $5,987) ($ Thousands)		7,018

	Number of Rights

RIGHTS — 0.0%

United States — 0.0%
Safeway - PDC *‡‡	22	1
Safeway CVR - Casa Ley *‡‡	22	22

Total Rights (Cost $—) ($ Thousands)		23

Total Investments — 96.4% (Cost $1,516,826) ($ Thousands)		$2,004,340

	Contracts
PURCHASED OPTION(A) — 0.0%
June 16, S&P 500 Index Call, Expires 06/18/2016,
Strike Price $2,200*	7,000	$161

Total Purchased Option (Cost $1,450) ($ Thousands)		$161

A list of the open futures contracts held by the Fund at May 31, 2016, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
S&P 500 Index E-MINI	983	Jun-2016	$3,076
U.S. 10-Year Treasury Note	(797)	Sep-2006	(160)

			$2,916

For the year ended May 31, 2016, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

A list of the open forward foreign currency contracts held by the Fund at May 31, 2016, is as follows:

Settlement Date	Currency to Deliver (Thousands)		Currency To Receive (Thousands)		Unrealized Appreciation (Depreciation) ($ Thousands)
07/21/2016	EUR	185,469	USD	211,488	$4,670
07/21/2016	USD	205,349	INR	13,840,506	(919)
07/21/2016	KRW	243,475,344	USD	211,618	7,123
01/09/2017	USD	3,962	SAR	15,103	34
01/09/2017- 01/19/2017	SAR	402,242	USD	104,382	(2,050)

					$8,858

A list of the counterparties for the outstanding forward foreign currency contracts held by the Fund at May 31, 2016, is as follows:

Counterparty	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
Bank of America	$(315,744)	$312,809	$(2,935)
BNP Paribas	(7,017)	7,215	198
Societe Generale	(199,800)	204,272	4,472
Standard Chartered	(204,495)	211,618	7,123

			$8,858

For the year ended May 31, 2016 the total amount of all open forward foreign currency contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

137	SEI Institutional Investments Trust / Annual Report / May 31, 2016

CONSOLIDATED SCHEDULE OF INVESTMENTS

Dynamic Asset Allocation Fund

May 31, 2016

A list of the OTC swap agreements held by the Fund at May 31, 2016, is as follows:

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Termination Date	Notional Amount ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($Thousands)
Bank of America	1.99%	US CPI URBAN CONSUMERS NSA	12/24/2045	$54,920	$(533)
Bank of America	UK RPI ALL ITEMS NSA	3.46%	12/24/2045	20,500	4,648
Bank of America	2.06%	US CPI URBAN CONSUMERS NSA	11/13/2045	38,660	(1,324)
Bank of America	UK RPI ALL ITEMS NSA	3.47%	11/13/2045	14,930	3,593

					$6,384

For the year ended May 31, 2016, the total amount of all open swap contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $2,079,154 ($ Thousands).

*	Non-income producing security.

‡	Real Estate Investment Trust.

‡‡	Expiration date unavailable.

(A)	For the year ended May 31, 2016, the total amount of open purchased options, as presented in the Schedule of Investments, are representative of the volume of activity for these derivative types during the period.

Cl — Class

CPI — Consumer Price Index

EUR — Euro

INR — Indian Rupee

KRW — Korean Won

NSA — Not seasonally adjusted

OTC — Over the Counter

RPI — Retail Price Index

S&P— Standard & Poor’s

SAR— Saudi Riyal

SPDR — Standard & Poor’s Depository Receipt

USD — United States Dollar

The following is a list of the level of inputs used as of May 31, 2016, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,997,299	$—	$—	$1,997,299
Exchange Traded Fund	7,018	—	—	7,018
Rights	—	23	—	23

Total Investments in Securities	$2,004,317	$23	$—	$2,004,340

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Purchased Options	$161	$—	$—	$161
Futures Contracts *
Unrealized Appreciation	3,076	—	—	3,076
Unrealized Depreciation	(160)	—	—	(160)
Forwards Contracts *
Unrealized Appreciation	—	11,827	—	11,827
Unrealized Depreciation	—	(2,969)	—	(2,969)
OTC Swaps
Interest Rate Swaps *
Unrealized Appreciation	—	8,241	—	8,241
Unrealized Depreciation	—	(1,857)	—	(1,857)

Total Other Financial Instruments	$3,077	$15,242	$—	$18,319

*	Futures contracts, forwards contracts and swaps are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2016, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

138	SEI Institutional Investments Trust / Annual Report / May 31, 2016

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

SEI Institutional Investments Trust:

We have audited the accompanying statements of assets and liabilities, including the summary schedules of investments, of the Large Cap Fund, Large Cap Diversified Alpha Fund, Large Cap Disciplined Equity Fund, Large Cap Index Fund, S&P 500 Index Fund, Extended Market Index Fund, Small Cap Fund, Small Cap II Fund, Small/Mid Cap Equity Fund, U.S. Managed Volatility Fund, Global Managed Volatility Fund, World Equity Ex-US Fund, Screened World Equity Ex-US Fund and Emerging Markets Equity Fund, and the accompanying statements of assets and liabilities, including the schedules of investments, of the Opportunistic Income Fund, Core Fixed Income Fund, High Yield Bond Fund, Long Duration Fund, Long Duration Credit Fund, Ultra Short Duration Bond Fund, Emerging Markets Debt Fund, Real Return Fund, Limited Duration Bond Fund and Intermediate Duration Credit Fund (twenty-four of the twenty-six funds comprising the SEI Institutional Investments Trust (the Trust)), as of May 31, 2016, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. We have also audited the accompanying consolidated statement of assets and liabilities, including the consolidated summary schedule of investments of the Dynamic Asset Allocation Fund and the consolidated statement of assets and liabilities, including the consolidated schedule of investments, of the Multi-Asset Real Return Fund (two of the twenty-six funds comprising the Trust), as of May 31, 2016, and the related consolidated statements of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, the consolidated statement of cash flows for the year then ended for the Multi-Asset Real Return Fund, and the consolidated financial highlights for each of the years or periods in the five-year period then ended. The financial statements and consolidated financial statements and financial highlights and consolidated financial highlights, are included in Item 1 of this Form N-CSR and the schedules of investments in securities of the Large Cap Fund, Large Cap Diversified Alpha Fund, Large Cap Disciplined Equity Fund, Large Cap Index Fund, S&P 500 Index Fund, Extended Market Index Fund, Small Cap Fund, Small Cap II Fund, Small/Mid Cap Equity Fund, U.S. Managed Volatility Fund, Global Managed Volatility Fund, World Equity Ex-US Fund, Screened World Equity Ex-US Fund and Emerging Markets Equity Fund and the consolidated schedule of investments in securities of the Dynamic Asset Allocation Fund, as of May 31, 2016 are included in Item 6 of this Form N-CSR. These financial statements and consolidated financial statements and financial highlights and consolidated financial highlights and the schedules of investments in securities and consolidated schedules of investments in securities are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements, consolidated financial statements, financial highlights, consolidated financial highlights and schedules of investments in securities and consolidated schedules of investments in securities based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2016, by correspondence with custodians and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and consolidated financial statements and financial highlights and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds comprising the SEI Institutional Investments Trust as of May 31, 2016, the results of their operations, the changes in their net assets, the cash flows for the Multi-Asset Real Return Fund, and the financial highlights for each of the years or periods described in the first paragraph, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Philadelphia, Pennsylvania

July 29, 2016

(b) In accordance with Section 13(c) of the Investment Company Act of 1940 the Screened World Equity Ex-US Fund did not hold any divested securities during the fiscal year ended May 31, 2015.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a standing Governance Committee (the “Committee”) currently consisting of the Independent Trustees. The Committee is responsible for evaluating and recommending nominees for election to the Registrant’s Board of Trustees (the “Board”). Pursuant to the Committee’s Charter, adopted on June 18, 2004, as amended, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant’s office.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEI Institutional Investments Trust

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: August 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: August 8, 2016

By	/s/ Arthur Ramanjulu
Arthur Ramanjulu
Controller & CFO

Date: August 8, 2016